                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number: 811-07589

                         THE HARTFORD MUTUAL FUNDS, INC.
               (Exact name of registrant as specified in charter)

                P. O. Box 2999, Hartford, Connecticut 06104-2999
                    (Address of Principal Executive Offices)

                          Edward P. Macdonald, Esquire
                                  Life Law Unit
                   The Hartford Financial Services Group, Inc.
                              200 Hopmeadow Street
                           Simsbury, Connecticut 06089
                     (Name and Address of Agent for Service)

Registrant's telephone number, including area code: (860) 843-9934

Date of fiscal year end: October 31, 2006

Date of reporting period: November 1, 2005 - October 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Reports to Stockholders.


         Annual Report
         October 31, 2006                                  (STAG PHOTO)

                                        - Manager Discussions
                                        - Financials

                                        Please note that the responses to the
                                        questions: How did the Fund perform?,
                                        Why did the Fund perform this way? and
                                        What is your outlook? represent the
                                        views of the portfolio manager(s) of the applicable fund.

                                                             (THE HARTFORD LOGO)

                                                 THE HARTFORD MUTUAL FUNDS, INC.
                                              THE HARTFORD MUTUAL FUNDS II, INC.

TABLE OF CONTENTS

       Manager Discussions (Unaudited)                                         1

       The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. Financial Statements

         Schedule of Investments at October 31, 2006:

            The Hartford Advisers Fund                                       105
            The Hartford Aggressive Growth Allocation Fund                   110
            The Hartford Balanced Allocation Fund                            111
            The Hartford Balanced Income Fund                                112
            The Hartford Capital Appreciation Fund                           119
            The Hartford Capital Appreciation II Fund                        122
            The Hartford Conservative Allocation Fund                        126
            The Hartford Disciplined Equity Fund                             127
            The Hartford Dividend and Growth Fund                            129
            The Hartford Equity Income Fund                                  131
            The Hartford Floating Rate Fund                                  133
            The Hartford Focus Fund                                          144
            The Hartford Global Communications Fund                          146
            The Hartford Global Financial Services Fund                      148
            The Hartford Global Health Fund                                  150
            The Hartford Global Leaders Fund                                 152
            The Hartford Global Technology Fund                              154
            The Hartford Growth Allocation Fund                              156
            The Hartford Growth Fund                                         157
            The Hartford Growth Opportunities Fund                           159
            The Hartford High Yield Fund                                     161
            The Hartford Income Allocation Fund                              167
            The Hartford Income Fund                                         168
            The Hartford Inflation Plus Fund                                 179
            The Hartford International Capital Appreciation Fund             182
            The Hartford International Opportunities Fund                    185
            The Hartford International Small Company Fund                    188
            The Hartford MidCap Fund                                         191
            The Hartford MidCap Growth Fund                                  193
            The Hartford MidCap Value Fund                                   195
            The Hartford Money Market Fund                                   197
            The Hartford Retirement Income Fund                              199
            The Hartford Select MidCap Growth Fund                           200
            The Hartford Select MidCap Value Fund                            202
            The Hartford Select SmallCap Growth Fund                         204
            The Hartford Select SmallCap Value Fund                          207
            The Hartford Short Duration Fund                                 213
            The Hartford Small Company Fund                                  218
            The Hartford SmallCap Growth Fund                                221
            The Hartford Stock Fund                                          224
            The Hartford Target Retirement 2010 Fund                         226
            The Hartford Target Retirement 2020 Fund                         227
            The Hartford Target Retirement 2030 Fund                         228
            The Hartford Tax-Free California Fund                            229
            The Hartford Tax-Free Minnesota Fund                             232
            The Hartford Tax-Free National Fund                              234
            The Hartford Tax-Free New York Fund                              239
            The Hartford Total Return Bond Fund                              241
            The Hartford U.S. Government Securities Fund                     250
            The Hartford Value Fund                                          252
            The Hartford Value Opportunities Fund                            254

          Statements of Assets and Liabilities at October 31, 2006           256

          Statements of Operations for the Year Ended October 31, 2006       268

          Statements of Changes in Net Assets for the Years Ended
          October 31, 2006 and 2005                                          278

          Statement of Cash Flows of The Hartford Total Return Bond
          Fund for the Year Ended October 31, 2006                           296

          Notes to Financial Statements                                      297

          Financial Highlights                                               335

          Report of Independent Registered Public Accounting Firm            368

          Directors and Officers (Unaudited)                                 369

          How to Obtain a Copy of the Funds' Proxy Voting Policies and
          Proxy Voting Records                                               370

          Federal Tax Information Notice (Unaudited)                         371

          Expense Example (Unaudited)                                        375

          Shareholder Meeting Results (Unaudited)                            381

          Approval of Investment Management and Investment Sub-Advisory
          Agreements (Unaudited)                                             382

          Privacy Policy                                                     397

The Hartford Advisers Fund
(subadvised by Wellington Management Company, LLP)

INVESTMENT OBJECTIVE -- SEEKS MAXIMUM LONG-TERM
TOTAL RETURN.

PERFORMANCE OVERVIEW(3) 10/31/96 - 10/31/06
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                                                             LEHMAN BROTHERS
                                                                                                         GOVERNMENT/CREDIT BOND
                                                      ADVISERS FUND               S&P 500 INDEX                   INDEX
                                                      -------------               -------------          ----------------------
10/31/96                                                   9450                       10000                       10000
                                                           9994                       10755                       10184
                                                           9780                       10542                       10071
                                                          10133                       11200                       10083
                                                          10177                       11288                       10104
                                                           9930                       10825                        9984
                                                          10318                       11471                       10130
                                                          10751                       12169                       10224
                                                          11161                       12714                       10347
                                                          11828                       13725                       10664
                                                          11276                       12957                       10544
                                                          11750                       13666                       10710
10/97                                                     11580                       13210                       10881
                                                          11955                       13821                       10939
                                                          12059                       14058                       11053
                                                          12176                       14213                       11209
                                                          12707                       15238                       11186
                                                          13151                       16018                       11221
                                                          13341                       16179                       11277
                                                          13215                       15901                       11398
                                                          13737                       16546                       11514
                                                          13827                       16371                       11523
                                                          12677                       14004                       11749
                                                          13196                       14901                       12085
10/98                                                     13697                       16112                       11999
                                                          14153                       17088                       12071
                                                          14602                       18072                       12100
                                                          14900                       18827                       12186
                                                          14574                       18242                       11897
                                                          15022                       18972                       11956
                                                          15470                       19707                       11985
                                                          15115                       19242                       11862
                                                          15710                       20308                       11825
                                                          15428                       19675                       11792
                                                          15269                       19577                       11783
                                                          15066                       19041                       11889
10/99                                                     15556                       20245                       11920
                                                          15725                       20657                       11913
                                                          16366                       21873                       11840
                                                          15837                       20774                       11837
                                                          15914                       20381                       11986
                                                          16989                       22373                       12159
                                                          16661                       21701                       12099
                                                          16410                       21255                       12089
                                                          16695                       21779                       12335
                                                          16548                       21439                       12466
                                                          17184                       22770                       12642
                                                          16729                       21568                       12690
10/00                                                     16778                       21477                       12770
                                                          16270                       19785                       12988
                                                          16514                       19882                       13244
                                                          16801                       20587                       13466
                                                          16145                       18711                       13605
                                                          15510                       17526                       13668
                                                          16130                       18886                       13565
                                                          16243                       19013                       13644
                                                          15833                       18551                       13709
                                                          15843                       18368                       14051
                                                          15273                       17219                       14230
                                                          14676                       15829                       14361
10/01                                                     14988                       16132                       14726
                                                          15593                       17369                       14485
                                                          15653                       17522                       14370
                                                          15444                       17266                       14475
                                                          15350                       16933                       14598
                                                          15605                       17570                       14302
                                                          14797                       16505                       14579
                                                          14713                       16384                       14714
                                                          14099                       15218                       14839
                                                          13656                       14032                       15017
                                                          13677                       14123                       15353
                                                          12812                       12590                       15683
10/02                                                     13427                       13696                       15533
                                                          14031                       14501                       15542
                                                          13585                       13650                       15954
                                                          13340                       13294                       15953
                                                          13255                       13095                       16237
                                                          13278                       13222                       16216
                                                          13940                       14310                       16389
                                                          14506                       15063                       16855
                                                          14619                       15256                       16788
                                                          14672                       15525                       16084
                                                          14822                       15827                       16190
                                                          14771                       15659                       16703
10/03                                                     15255                       16544                       16491
                                                          15362                       16690                       16535
                                                          16009                       17564                       16698
                                                          16095                       17887                       16849
                                                          16225                       18135                       17055
                                                          16062                       17862                       17212
                                                          15770                       17582                       16684
                                                          15889                       17822                       16598
                                                          16158                       18169                       16666
                                                          15757                       17567                       16843
                                                          15877                       17638                       17199
                                                          15843                       17829                       17259
10/04                                                     15854                       18101                       17409
                                                          16148                       18834                       17215
                                                          16558                       19474                       17398
                                                          16372                       19000                       17519
                                                          16591                       19399                       17403
                                                          16232                       19056                       17281
                                                          16177                       18695                       17540
                                                          16607                       19289                       17760
                                                          16612                       19317                       17876
                                                          17065                       20035                       17675
                                                          17154                       19852                       17939
                                                          17223                       20013                       17704
10/05                                                     17012                       19679                       17552
                                                          17522                       20422                       17642
                                                          17675                       20430                       17810
                                                          18009                       20971                       17777
                                                          17976                       21027                       17826
                                                          18044                       21289                       17630
                                                          18200                       21575                       17574
                                                          17831                       20955                       17565
                                                          17656                       20982                       17605
                                                          17712                       21112                       17834
                                                          18128                       21613                       18116
                                                          18448                       22170                       18294
10/06                                                     18911                       22892                       18409

    --- ADVISERS FUND              --  LEHMAN BROTHERS GOVERNMENT/    --- S&P 500 INDEX
        $9,450  starting value         CREDIT BOND INDEX                  $10,000 starting value
        $18,911 ending value           $10,000 starting value             $22,892 ending value
                                       $18,409 ending value

LEHMAN BROTHERS GOVERNMENT/CREDIT BOND INDEX is a broad based unmanaged, market value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgage-backed securities) and of all publicly issued fixed-rate, nonconvertible, investment grade domestic corporate debt. S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

AVERAGE ANNUAL TOTAL RETURNS(1,2) (as of 10/31/06)

              INCEPTION     1        5      10       SINCE
                DATE       YEAR    YEAR    YEAR    INCEPTION
-----------------------------------------------------------------
Advisers A#   7/22/1996   11.16%   4.76%   7.18%     7.76%
-----------------------------------------------------------------
Advisers A##  7/22/1996    5.05%   3.58%   6.58%     7.17%
-----------------------------------------------------------------
Advisers B#   7/22/1996   10.25%   3.98%    NA*      NA*
-----------------------------------------------------------------
Advisers B##  7/22/1996    5.25%   3.64%    NA*      NA*
-----------------------------------------------------------------
Advisers C#   7/22/1996   10.32%   4.07%   6.46%     7.04%
-----------------------------------------------------------------
Advisers C##  7/22/1996    9.32%   4.07%   6.46%     7.04%
-----------------------------------------------------------------
Advisers Y#   7/22/1996   11.63%   5.24%   7.69%     8.27%
-----------------------------------------------------------------

 # Without sales charge
## With sales charge
 * 10 year and inception returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Class C shares commenced operations on 7/31/98. Performance prior to 7/31/98 reflects Class B performance less Class C sales charges where applicable.
(2) The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
(3) Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

PORTFOLIO MANAGERS

STEVEN T. IRONS, CFA
Senior Vice President, Partner

JOHN C. KEOGH
Senior Vice President, Partner

PETER I. HIGGINS, CFA
Vice-President

CHRISTOPHER L. GOOTKIND
Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class A shares of The Hartford Advisers Fund returned 11.16%, before sales charges, for the twelve-month period ended October 31, 2006, versus the returns of 4.88% for the Lehman Brothers Government Credit Bond Index and 16.33% for the S&P 500 Index. The Fund also underperformed the 12.47% return of the average fund in the Lipper Mixed-Asset Target Allocation Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

Financial markets have been strong for the past twelve month period. Equity markets as measured by the S&P 500 were up 16.33% while the bond market as measured by the Lehman Brothers Government/Credit Index increased 4.88%. The Fund has three primary levers to generate investment performance: equity investments, fixed income investments, and asset allocation among stocks, bonds, and cash. During the past year both the equity portion and the fixed income portion of the Fund underperformed their respective benchmarks. Allocation contributed positively to the Fund's performance as the Fund's consistent overweight to equities helped during the period.


The Equity portion of the Fund underperformed slightly due to negative stock selection within the Consumer Discretionary, Health Care and Materials sectors. This was offset somewhat by strong stock selection within Information Technology and Financials. Sector allocation within equities did not play an active role in the Fund's equity performance.


Stocks that detracted the most from relative returns included XM Satellite, Boston Scientific, Marvell Technology and Dollar General. Media company XM Satellite continues to come under pressure. Decelerating customer addition trends and regulatory review of product compliance have caused investors to question the market opportunity. The portfolio continues to hold the stock based on positive long-term trends in satellite radio due to original equipment manufacturer (OEM) adoption. Boston Scientific has had a tough year suffering from erosion of its Implantable Cardioverter Defibrillator (ICD) market share, concerns surrounding its drug eluding stent business, and continued issues with cardiac product recalls after its recently acquired

--------------------------------------------------------------------------------

Guidant business. We retain our position because the fundamentals of the company remain sound and the stock is attractively priced. Chip maker Marvell declined on disruption in the hard disk drive market and worries over stock option grants. Discount retailer Dollar General disappointed due to high gasoline prices hitting Dollar General customers and thus impacting the company's top line. Additionally, Dollar General has been selling more lower-margin "highly consumables" than anticipated. These are products like perishable foods and cleaning supplies which are used up quickly by consumers and need to be replaced frequently, but carry thin margins.


Stock selection contributed the most within the Information Technology and Financials sectors. Top relative contributors to the Fund included AT&T, UBS, Lexmark and Munich Re. AT&T is benefiting from the stabilization of its long distance pricing. Also, cost-cutting from its acquisitions are going well. UBS, the Swiss-based financial institution, posted outstanding results due primarily to its successful wealth management business. The firm has a superior business mix that leads to less volatility and should continue to be rewarded with higher multiples than the average broker. Shares in Lexmark, a manufacturer and supplier of printing and imaging solutions, rose as the company recovered from its product and distribution missteps last year. German reinsurance company Munich Re reported better-than-expected results due to higher profits from investments and fewer claims due to low levels of natural catastrophes. The company continues to generate good return on capital and improving capital management.


While absolute performance was strong in the fixed income portfolio, relative returns slightly lagged the benchmark. The bonds underperformed their benchmark during the year due mainly to starting the year with a longer duration. This was offset somewhat by our overweight allocations to structured sectors such as asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS). We believe an economic growth slowdown is apparent, but a hard landing is unlikely. We continue to overweight the non-government sectors with a preference towards structured securities and MBS. While credit trends remain sound, idiosyncratic risks such as leveraged buy-outs and management buy-outs, which favor equity holders over bondholders, are increasing. Some of the private equity pools have grown to sizes that make many large corporations at risk of some kind of takeover.

WHAT IS THE OUTLOOK?

The stock portion of The Hartford Advisers Fund is managed with a large cap, core investment approach. We apply a bottom-up investment process in constructing a diversified portfolio. We look for companies that exhibit some or all of the following characteristics: industry leadership, strong balance sheets, solid management teams, high return on equity, accelerating earnings, and/or attractive valuation with a catalyst. At the end of the period, the equity portion of the Fund was overweight positions in Information Technology and Health Care and underweight positions in Energy and Financials.


As the Federal Reserve is near the end of its tightening cycle, we have positioned the fixed income portion accordingly. The equity and fixed income managers will continue to work collaboratively to make decisions regarding portfolio weights in stocks, bonds, and cash. As of October 31, 2006, the Fund's equity exposure was at 68% compared to 60% in its benchmark and at the upper end of the 50-70% range, as we expect equities to outperform bonds and cash.

COMPOSITION BY SECTOR
as of October 31, 2006

                                                      PERCENTAGE OF
SECTOR                                                 NET ASSETS
-------------------------------------------------------------------
Common Stock                                               67.9%
-------------------------------------------------------------------
Asset Backed and Commercial Mortgage Securities             5.2
-------------------------------------------------------------------
Corporate Bonds: Investment Grade                          11.3
-------------------------------------------------------------------
Municipal Bonds                                             0.2
-------------------------------------------------------------------
U.S. Government Securities                                  9.9
-------------------------------------------------------------------
U.S. Government Agencies                                    3.0
-------------------------------------------------------------------
Short-Term Investments                                     15.9
-------------------------------------------------------------------
Other Assets & Liabilities                                -13.4
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
as of October 31, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             4.2%
-------------------------------------------------------------------
Capital Goods                                               2.9
-------------------------------------------------------------------
Consumer Cyclical                                           6.1
-------------------------------------------------------------------
Consumer Staples                                            5.3
-------------------------------------------------------------------
Energy                                                      3.6
-------------------------------------------------------------------
Finance                                                    25.2
-------------------------------------------------------------------
General Obligations                                         0.2
-------------------------------------------------------------------
Health Care                                                 8.8
-------------------------------------------------------------------
Services                                                    7.5
-------------------------------------------------------------------
Technology                                                 20.2
-------------------------------------------------------------------
U.S. Government Agencies                                    3.0
-------------------------------------------------------------------
U.S. Government Securities                                  9.9
-------------------------------------------------------------------
Utilities                                                   0.6
-------------------------------------------------------------------
Short-Term Investments                                     15.9
-------------------------------------------------------------------
Other Assets & Liabilities                                -13.4
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

The Hartford Aggressive Growth Allocation Fund
(advised by Hartford Investment Financial Services, LLC)

INVESTMENT OBJECTIVE -- SEEKS LONG-TERM CAPITAL
APPRECIATION.

PERFORMANCE OVERVIEW(3) 5/28/04 - 10/31/06
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                             AGGRESSIVE GROWTH ALLOCATION FUND            S&P 500 INDEX
                                                             ---------------------------------            -------------
5/28/04                                                                     9450                              10000
                                                                            9450                              10000
                                                                            9705                              10194
7/04                                                                        9318                               9857
                                                                            9280                               9897
                                                                            9592                              10004
10/04                                                                       9809                              10157
                                                                           10291                              10567
                                                                           10669                              10927
1/05                                                                       10357                              10661
                                                                           10565                              10885
                                                                           10328                              10692
4/05                                                                       10073                              10490
                                                                           10442                              10823
                                                                           10612                              10838
7/05                                                                       11029                              11241
                                                                           11038                              11139
                                                                           11162                              11229
10/05                                                                      10849                              11042
                                                                           11329                              11459
                                                                           11536                              11463
1/06                                                                       12127                              11766
                                                                           12041                              11798
                                                                           12280                              11945
4/06                                                                       12538                              12105
                                                                           11984                              11757
                                                                           11918                              11773
7/06                                                                       11755                              11846
                                                                           12013                              12127
                                                                           12185                              12439
10/06                                                                      12605                              12844

    --- AGGRESSIVE GROWTH ALLOCATION FUND      --- S&P 500 INDEX
        $9,450  starting value                     $10,000 starting value
        $12,605 ending value                       $12,844 ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.


The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.


Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

AVERAGE ANNUAL TOTAL RETURNS(1,2) (as of 10/31/06)

                                  INCEPTION              SINCE
                                    DATE      1 YEAR   INCEPTION
---------------------------------------------------------------------
Aggressive Growth Allocation A#   5/28/2004   16.18%    12.60%
---------------------------------------------------------------------

Aggressive Growth Allocation A##  5/28/2004    9.79%    10.00%
---------------------------------------------------------------------

Aggressive Growth Allocation B#   5/28/2004   15.43%    11.86%
---------------------------------------------------------------------

Aggressive Growth Allocation B##  5/28/2004   10.43%    10.80%
---------------------------------------------------------------------

Aggressive Growth Allocation C#   5/28/2004   15.43%    11.86%
---------------------------------------------------------------------

Aggressive Growth Allocation C##  5/28/2004   14.43%    11.86%
---------------------------------------------------------------------

Aggressive Growth Allocation I#   5/28/2004   16.27%    12.63%
---------------------------------------------------------------------


 # Without sales charge
## With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance.
(2) The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
(3) Growth of a $10,000 investment in Classes B, C and I shares will vary from results seen above due to differences in the expenses charged to these share classes.

PORTFOLIO MANAGERS

WILLIAM DAVISON, CFA
Senior Vice President

CHRISTOPHER HANLON, CFA
Senior Vice President

HUGH WHELAN, CFA
Executive Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford Aggressive Growth Allocation Fund (Class A) gained 16.18%, before sales charges, for the year ended October, 2006, trailing its S&P 500 benchmark, which returned 16.33%. The Fund outpaced the 14.50% return of the Lipper Multi-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

The Fund's fiscal year, which ended October 31, 2006, began in a period of rising interest rates. Historically high energy and commodity prices, a boom in the housing market, and a strengthening economy led to concerns about rising inflation. To keep inflation in check, the Federal Reserve (the Fed) continued its cycle of monetary tightening that began in the summer of 2004. By June of 2006, the Fed had raised its Federal Funds Target Rate (Fed Funds Rate) 17 consecutive times, leaving the Fed Funds Rate at 5.25%. However, by August of 2006, the Fed became concerned that economic growth was slowing, in part due to the retreating housing market. As such, the Fed found itself in a conundrum as to whether it should continue raising interest rates to restrain inflation, or to pause in the tightening cycle to assess prospects for further economic growth. Since changes in the rate of inflation often lag changes in economic conditions, the Fed left rates unchanged at its two most recent meetings while it waited for more data before taking action. Sensing that the Fed would continue easing monetary policy, the equity markets rallied in the last months of the fiscal year.

While stocks, and in particular foreign and small cap stocks, performed strongly for the year, fixed income securities provided more modest gains. For the full 12 month period, value oriented stocks outpaced growth stocks. However, growth stocks did return to favor in the last few months of the fiscal year. Aided in part by favorable currency movements and strengthening foreign economies, the international and emerging market equity indices outperformed the major domestic indices for the year.

The Fund is constructed such that it has exposure to the various styles of equities, including international, mid-cap and small cap stocks. This diversification is expected to enhance the long-term return and risk characteristics of the Fund. Thus, as the Dow Jones Industrial Average reached its all-time high, the Fund achieved a positive return from its participation in the stock market rally. However, since domestic, large cap stocks dominated the stock rally late in the period, the Fund's exposure to foreign and smaller capitalization equities partially offset some of their contributions from earlier in the year. Due to the recent strength of the value style, the allocation to value equities was positive contributors to relative performance, whereas the growth style was a lesser contributor. The Fund typically uses cash flows to implement

--------------------------------------------------------------------------------

investment allocation changes to the Fund, when appropriate. However, a hard asset rebalance (i.e. a fund rebalancing to move the underlying fund investments to their target allocation percentages) was performed in February due to the strong performance by certain investment sectors.

WHAT IS THE OUTLOOK?

The recent decline in interest rates suggests an environment of economic weakness that is not consistent with our view of the economy. Falling interest rates and gasoline prices, coupled with a decent employment picture and gains in the stock market, should be supportive of continued consumer spending. While housing remains a wild card for the U.S. economy, our view is that the Fed is still concerned with inflation and that policy decisions will favor price stability as long as economic growth does not decline dramatically. In the coming months we will be closely watching the economy to determine the impact of a slower housing market on the average U.S. consumer and what implications that has for the economy going forward.

COMPOSITION BY UNDERLYING FUND
as of October 31, 2006

                                                      PERCENTAGE OF
FUND NAME                                              NET ASSETS
-------------------------------------------------------------------
Hartford Capital Appreciation Fund, Class Y                13.2%
-------------------------------------------------------------------
Hartford Disciplined Equity Fund, Class Y                  15.1
-------------------------------------------------------------------
Hartford Dividend and Growth Fund, Class Y                  1.8
-------------------------------------------------------------------
Hartford Equity Income Fund, Class Y                        0.4
-------------------------------------------------------------------
Hartford Global Leaders Fund, Class Y                       5.8
-------------------------------------------------------------------
Hartford Growth Fund, Class Y                               6.6
-------------------------------------------------------------------
Hartford Growth Opportunities Fund, Class Y                 3.6
-------------------------------------------------------------------
Hartford International Capital Appreciation Fund,
  Class Y                                                   4.2
-------------------------------------------------------------------
Hartford International Opportunities Fund, Class Y          2.1
-------------------------------------------------------------------
Hartford International Small Company Fund, Class Y          7.3
-------------------------------------------------------------------
Hartford MidCap Value Fund, Class Y                         1.7
-------------------------------------------------------------------
Hartford Select MidCap Growth Fund, Class Y                 1.6
-------------------------------------------------------------------
Hartford Select MidCap Value Fund, Class Y                  1.3
-------------------------------------------------------------------
Hartford Select SmallCap Value Fund, Class Y                0.7
-------------------------------------------------------------------
Hartford Select SmallCap Growth Fund, Class Y               0.4
-------------------------------------------------------------------
Hartford Small Company Fund, Class Y                        7.6
-------------------------------------------------------------------
Hartford SmallCap Growth Fund, Class Y                      9.6
-------------------------------------------------------------------
Hartford Value Fund, Class Y                                9.8
-------------------------------------------------------------------
Hartford Value Opportunities Fund, Class Y                  7.2
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

The Hartford Balanced Allocation Fund
(advised by Hartford Investment Financial Services, LLC)

INVESTMENT OBJECTIVE -- SEEKS LONG-TERM CAPITAL
APPRECIATION AND INCOME.

PERFORMANCE OVERVIEW(3) 5/28/04 - 10/31/06
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                                                          LEHMAN BROTHERS U.S.
                                                BALANCED ALLOCATION FUND          S&P 500 INDEX           AGGREGATE BOND INDEX
                                                ------------------------          -------------           --------------------
5/28/04                                                    9450                       10000                       10000
                                                           9450                       10000                       10000
                                                           9582                       10194                       10057
7/04                                                       9393                        9857                       10156
                                                           9412                        9897                       10350
                                                           9606                       10004                       10378
10/04                                                      9748                       10157                       10465
                                                          10022                       10567                       10382
                                                          10291                       10927                       10477
1/05                                                      10101                       10661                       10543
                                                          10215                       10885                       10481
                                                          10051                       10692                       10427
4/05                                                       9937                       10490                       10568
                                                          10194                       10823                       10682
                                                          10313                       10838                       10741
7/05                                                      10542                       11241                       10643
                                                          10609                       11139                       10779
                                                          10677                       11229                       10668
10/05                                                     10476                       11042                       10584
                                                          10784                       11459                       10631
                                                          10941                       11463                       10732
1/06                                                      11299                       11766                       10732
                                                          11260                       11798                       10768
                                                          11366                       11945                       10662
4/06                                                      11531                       12105                       10643
                                                          11240                       11757                       10631
                                                          11192                       11773                       10654
7/06                                                      11144                       11846                       10798
                                                          11348                       12127                       10963
                                                          11467                       12439                       11060
10/06                                                     11731                       12844                       11133

    --- BALANCED ALLOCATION FUND  -- LEHMAN BROTHERS U.S. AGGREGATE  --- S&P 500 INDEX
        $9,450 starting value         BOND INDEX                         $10,000 starting value
        $11,731 ending value          $10,000 starting value             $12,844 ending value
                                      $11,133 ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Index and Commercial Mortgage-Backed Securities Index.

You cannot invest directly in an Index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

AVERAGE ANNUAL TOTAL RETURNS(1,2) (as of 10/31/06)

                         INCEPTION              SINCE
                           DATE      1 YEAR   INCEPTION
------------------------------------------------------------
Balanced Allocation A#   5/28/2004   11.98%     9.31%
------------------------------------------------------------
Balanced Allocation A##  5/28/2004    5.82%     6.80%
------------------------------------------------------------
Balanced Allocation B#   5/28/2004   11.22%     8.53%
------------------------------------------------------------
Balanced Allocation B##  5/28/2004    6.22%     7.42%
------------------------------------------------------------
Balanced Allocation C#   5/28/2004   11.24%     8.53%
------------------------------------------------------------
Balanced Allocation C##  5/28/2004   10.24%     8.53%
------------------------------------------------------------
Balanced Allocation I#   5/28/2004   11.95%     9.30%
------------------------------------------------------------

 # Without sales charge
## With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance.
(2) The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
(3) Growth of a $10,000 investment in Classes B, C and I shares will vary from results seen above due to differences in the expenses charged to these share classes.

PORTFOLIO MANAGERS

WILLIAM DAVISON, CFA
Senior Vice President

CHRISTOPHER HANLON, CFA
Senior Vice President

HUGH WHELAN, CFA
Executive Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford Balanced Allocation Fund (Class A) gained 11.98%, before sales charges, for the year ended October 31, 2006, versus the returns of 11.45% for the Lipper Mixed-Asset Target Allocation Moderate Funds peer group, 5.19% for the Lehman Brothers U.S. Aggregate Bond Index and 16.33% for the S&P 500 Index.

WHY DID THE FUND PERFORM THIS WAY?

The Fund's fiscal year, which ended October 31, 2006, began in a period of rising interest rates. Historically high energy and commodity prices, a boom in the housing market, and a strengthening economy led to concerns about rising inflation. To keep inflation in check, the Federal Reserve (the Fed) continued its cycle of monetary tightening that began in the summer of 2004. By June of 2006, the Fed had raised its Federal Funds Target Rate (Fed Funds Rate) 17 consecutive times, leaving the Fed Funds Rate at 5.25%. In response to the Fed's tightening, short- and intermediate-term bond yields rose through the first half of 2006. Thus, as interest rates rose, the principal value of these short- and intermediate-term bonds declined in response. In contrast, long-term bond yields did not rise as substantially due to overseas demand and expectations that the Fed could keep inflation low over the long run. The result was a yield curve that remained flat or even inverted (i.e. bonds with longer term maturities having a lower interest rate than bonds with shorter maturities) through most of the fiscal year. However, by August of 2006, the Fed became concerned that economic growth was slowing, in part due to the retreating housing market. As such, the Fed found itself in a conundrum as to whether it should continue raising interest rates to restrain inflation, or to pause in the tightening cycle to assess prospects for further economic growth. Since changes in the rate of inflation often lag changes in economic conditions, the Fed left rates unchanged at its two most recent meetings while it waited for more data before taking action. Sensing that the Fed would continue easing monetary policy, the bond and equity markets rallied in the last months of the fiscal year.

While stocks, and in particular foreign and small cap stocks, performed strongly for the year, fixed income securities provided more modest gains. For the full 12 month period, value oriented stocks outpaced growth stocks. However, growth stocks did return to favor in the last few months of the fiscal year. Aided in part by favorable currency movements and strengthening foreign economies, the international and emerging market equity indices outperformed the major domestic indices for the year. Fortunately,

--------------------------------------------------------------------------------

the bond rally over the last few months offset the negative impact of rising interest rates earlier in the year, allowing the major bond sectors to finish with positive returns for the period. During much of the year, fixed income investors were unable to achieve higher levels of yield by going out longer on the yield curve (i.e. purchasing bonds with a longer maturity date). Thus, many bond investors shifted to lower quality and foreign issues as they sought greater yield. During the period, the traditionally "riskier" high yield and emerging markets bonds were among the strongest performers for the year.

Based upon the Fund's design, the Fund's fixed income component typically is less sensitive to changes in interest rates than the Lehman benchmark. Additionally, the Fund's fixed income component was more defensive than normal this year, since the underlying fund managers generally assumed the bond markets were underestimating the potential for higher inflation. As interest rates declined during most of the fiscal year, the Fund's fixed income component delivered positive performance. Although, the Fund's defensive stance did not allow it to participate fully in the bond rally that occurred late in the period, the Fund benefited from the out-of-index exposure to "spread" sectors and higher yielding securities. With the Dow Jones Industrial reaching its all-time high late in the period, the Fund also generated positive gains from its allocation to equities. The Fund is constructed such that it has exposure to the various styles of equities, including international, mid-cap and small cap stocks. This diversification is expected to enhance the long-term return and risk characteristics of the Fund. The added diversification benefited the Fund through most of the year. However, since domestic, large cap stocks dominated the stock rally late in the period, the Fund's exposure to foreign and smaller capitalization equities partially offset some of their earlier contributions. The Fund typically uses cash flows to implement investment allocation changes to the Fund, when appropriate. However, a hard asset rebalance (i.e. a fund rebalancing to move the underlying fund investments to their target allocation percentages) was performed in February due to the strong performance by certain investment sectors. While there are trading costs that occur when a hard rebalance is instituted, these expenses had a negligible impact upon performance.


WHAT IS THE OUTLOOK?


The recent rally in fixed-rate bonds has resulted in bond prices that reflect an environment of economic weakness that is not consistent with our view of the economy. Declines in interest rates and gasoline prices, coupled with a decent employment picture and gains in the stock market, should be supportive of continued consumer spending. While housing remains a wild card for the U.S. economy, our view is that the Federal Reserve is still concerned with inflation and that policy decisions will favor price stability as long as economic growth does not decline dramatically. In the coming months, we will be closely watching the economy to determine the impact of a slower housing market on the average U.S. consumer and what implications that has for the economy going forward.

COMPOSITION BY UNDERLYING FUND
as of October 31, 2006

                                                      PERCENTAGE OF
FUND NAME                                              NET ASSETS
-------------------------------------------------------------------
Hartford Capital Appreciation Fund, Class Y                10.8%
-------------------------------------------------------------------
Hartford Disciplined Equity Fund, Class Y                   5.8
-------------------------------------------------------------------
Hartford Dividend and Growth Fund, Class Y                  2.7
-------------------------------------------------------------------
Hartford Equity Income Fund, Class Y                        0.3
-------------------------------------------------------------------
Hartford Floating Rate Fund, Class Y                        5.2
-------------------------------------------------------------------
Hartford Global Leaders Fund, Class Y                       5.1
-------------------------------------------------------------------
Hartford Growth Fund, Class Y                               1.6
-------------------------------------------------------------------
Hartford Growth Opportunities Fund, Class Y                 3.3
-------------------------------------------------------------------
Hartford High Yield Fund, Class Y                           1.8
-------------------------------------------------------------------
Hartford Income Fund, Class Y                               6.3
-------------------------------------------------------------------
Hartford Inflation Plus Fund, Class Y                       9.2
-------------------------------------------------------------------
Hartford International Capital Appreciation Fund,
  Class Y                                                   4.2
-------------------------------------------------------------------
Hartford International Opportunities Fund, Class Y          1.7
-------------------------------------------------------------------
Hartford International Small Company Fund, Class Y          1.7
-------------------------------------------------------------------
Hartford MidCap Value Fund, Class Y                         1.7
-------------------------------------------------------------------
Hartford Money Market Fund, Class Y                         1.4
-------------------------------------------------------------------
Hartford Select MidCap Growth Fund, Class Y                 1.6
-------------------------------------------------------------------
Hartford Select MidCap Value Fund, Class Y                  1.2
-------------------------------------------------------------------
Hartford Select SmallCap Growth Fund, Class Y               0.3
-------------------------------------------------------------------
Hartford Short Duration Fund, Class Y                       6.0
-------------------------------------------------------------------
Hartford Small Company Fund, Class Y                        5.3
-------------------------------------------------------------------
Hartford SmallCap Growth Fund, Class Y                      2.9
-------------------------------------------------------------------
Hartford Stock Fund, Class Y                                1.7
-------------------------------------------------------------------
Hartford Total Return Bond Fund, Class Y                   10.1
-------------------------------------------------------------------
Hartford Value Fund, Class Y                                2.8
-------------------------------------------------------------------
Hartford Value Opportunities Fund, Class Y                  5.1
-------------------------------------------------------------------
Other Assets & Liabilities                                  0.2
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

The Hartford Balanced Income Fund
(subadvised by Wellington Management Company, LLP)

INVESTMENT OBJECTIVE -- SEEKS TO PROVIDE CURRENT
INCOME WITH GROWTH OF CAPITAL AS A SECONDARY OBJECTIVE.

PERFORMANCE OVERVIEW(2) 7/31/06 - 10/31/06
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                                                        LEHMAN BROTHERS CORPORATE
                                                  BALANCED INCOME FUND      RUSSELL 1000 VALUE INDEX              INDEX
                                                  --------------------      ------------------------    -------------------------
7/31/06                                                   9450                        10000                       10000
8/06                                                      9620                        10167                       10186
9/06                                                      9731                        10370                       10303
10/06                                                     9902                        10709                       10386

    --- BALANCED INCOME FUND       --- RUSSELL 1000 VALUE INDEX   --  LEHMAN BROTHERS CORPORATE
        $9,450 starting value          $10,000 starting value         INDEX
        $9,902 ending value            $10,709 ending value           $10,000 starting value
                                                                      $10,386 ending value

RUSSELL 1000 VALUE INDEX measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

LEHMAN BROTHERS CORPORATE INDEX Lehman Brothers Corporate Bond Index is an unmanaged index and is the Corporate component of the U.S. Credit Index within the Lehman Brothers U.S. Aggregate Bond Index.

You cannot invest directly in an index.


The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

AVERAGE ANNUAL TOTAL RETURNS(1) (as of 10/31/06)

                     INCEPTION DATE   SINCE INCEPTION
----------------------------------------------------------
Balanced Income A#     7/31/2006           4.78%
----------------------------------------------------------
Balanced Income A##    7/31/2006          -0.98%
----------------------------------------------------------
Balanced Income B#     7/31/2006           4.54%
----------------------------------------------------------
Balanced Income B##    7/31/2006          -0.46%
----------------------------------------------------------
Balanced Income C#     7/31/2006           4.56%
----------------------------------------------------------
Balanced Income C##    7/31/2006           3.56%
----------------------------------------------------------
Balanced Income Y#     7/31/2006           4.83%
----------------------------------------------------------

 # Without sales charge
## With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
(2) Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

PORTFOLIO MANAGERS

LUCIUS T. HILL, III
Senior Vice President

SCOTT I. ST. JOHN, CFA
Vice President

JOHN R. RYAN
Senior Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford Balanced Income Fund commenced operations on July 31, 2006, and therefore has a performance track record for only 3 months of the reporting period ended October 31, 2006. During that time the Class A shares of The Hartford Balanced Income Fund returned 4.78 %, before sales charges, for the three-month period ended October 31, 2006, versus the returns of 5.22% for the Lipper Mixed-Asset Target Allocation Moderate Funds peer group, 7.09% for the Russell 1000 Value Index and 3.86% for the Lehman Brothers Corporate index.

WHY DID THE FUND PERFORM THIS WAY?

Financial markets posted strong returns for the three month period since inception of the Fund as fears of excessive inflation and impending recession were tempered by the sharp drop in energy prices. The US stock market as measured by the S&P 500 Index was up 8.4% while the US bond market as measured by the Lehman Brothers U.S. Aggregate Bond Index was up 3.1%. Growth stocks bested value stocks during the period and small caps beat both large and mid-cap stocks. Nine of the ten economic sectors of the Russell 1000 Value Index posted positive returns. The Russell 1000 Value Index was led by Information Technology and Consumer Discretionary stocks, while the Energy sector was slightly negative on an absolute basis or total performance return basis.

The Equity portion of the Fund underperformed its benchmark slightly due primarily to weak stock selection in Financials and its underweight in Consumer Discretionary stocks. The performance of the fixed income portion of the Fund was in line with its benchmark. Asset allocation did not play a major role in the Fund's performance.

Within the equity portion of the Fund, stock selection was weakest in the Financials and Health Care sectors and strongest within the Telecommunications and Utilities sectors. Additionally, the equity portion of the Fund was not invested within the strongly performing Consumer Discretionary sector, which also detracted from relative performance. An underweight to Information Technology also detracted from benchmark-relative performance.

The three largest detractors from benchmark-relative returns were ConocoPhillips (Energy), PNC Financial (Financials), and Royal Dutch (Energy). While volatile, the price of oil is essentially flat

--------------------------------------------------------------------------------

compared with where it was a year ago. Energy stocks, meanwhile, underperformed on a relative basis, and were the worst performing stocks over the period. ConocoPhillips shares struggled due to the recent decline in North American natural gas prices and lower refining margins. Royal Dutch also declined during the period due to retracting oil prices. PNC Financial, while up during the first two months, dropped sharply in early October as analysts were skeptical about its proposed merger with Mercantile Bankshares. We held onto these stocks at the end of the period despite reducing our positions within ConocoPhillips and Royal Dutch Shell.

Top relative contributors to the Fund included FPL Group (Utilities), AT&T (Telecommunications), and Dow Chemical (Materials). FPL, a generator and distributor of electric energy, increased over the period due to a rise in third-quarter profits, helped by strength at its unregulated power generation unit. AT&T has over-delivered on original synergy estimates and raised guidance as the legacy businesses have exceeded expectations. Additionally, the market is anticipating higher synergy estimates for the AT&T/BellSouth merger. While Dow Chemical posted lower third quarter earnings, the stock beat expectations as strong pricing has helped offset increased input costs. Also, not holding Valero Energy (Energy), which declined on weakness in oil prices also significantly contributed to performance. We continued to hold positions in FPL, AT&T and Dow at the end of the period.

On the fixed income side, the Fund's yield curve positioning detracted from benchmark relative returns. Offsetting these results was the Fund's overweight positions in high yield and emerging markets debt. We believe an economic growth slowdown is apparent, but a hard landing is unlikely. Credit markets should benefit from a less hawkish Fed. We feel that corporate bond spreads offer an attractive level of compensation for the current environment of steady economic growth, strong profits, and healthy corporate balance sheets. Credit default rates remain low and emerging markets are benefiting from secular improvements in credit quality as well as expanding exports. Additionally, we favor the stability of the securitized sectors, namely asset-backed securities and commercial mortgage-backed securities, and maintain an overweight to these sectors.


WHAT IS THE OUTLOOK?


The equity portion of the Fund is managed with a large cap, value bias. At the end of the period, the equity portion of the Fund was most overweight in the Utilities, Telecommunications, and Materials sectors and most underweight the Financials and Consumer Discretionary sectors. The equity and fixed income managers continue to work collaboratively to make decisions regarding the Fund's weights in equities and fixed income.

DIVERSIFICATION BY INDUSTRY
as of October 31, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             6.1%
-------------------------------------------------------------------
Capital Goods                                               1.4
-------------------------------------------------------------------
Consumer Cyclical                                           3.6
-------------------------------------------------------------------
Consumer Staples                                            4.6
-------------------------------------------------------------------
Energy                                                      7.1
-------------------------------------------------------------------
Finance                                                    32.4
-------------------------------------------------------------------
Foreign Governments                                         5.0
-------------------------------------------------------------------
Health Care                                                 4.1
-------------------------------------------------------------------
Services                                                    5.3
-------------------------------------------------------------------
Technology                                                 15.9
-------------------------------------------------------------------
Transportation                                              0.5
-------------------------------------------------------------------
Utilities                                                  10.1
-------------------------------------------------------------------
Short-Term Investments                                      5.7
-------------------------------------------------------------------
Other Assets & Liabilities                                 -1.8
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DISTRIBUTION BY CATEGORY
as of October 31, 2006

                                                      PERCENTAGE OF
CATEGORY NAME                                          NET ASSETS
-------------------------------------------------------------------
Common Stock                                               45.4%
-------------------------------------------------------------------
Asset & Commercial Mortgage Securities                      4.7
-------------------------------------------------------------------
Corporate Bonds: Investment Grade                          36.3
-------------------------------------------------------------------
Corporate Bonds: Non-Investment Grade                       9.7
-------------------------------------------------------------------
Short-Term Investments                                      5.7
-------------------------------------------------------------------
Other Assets & Liabilities                                 -1.8
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

The Hartford Capital Appreciation Fund
(subadvised by Wellington Management Company, LLP)

INVESTMENT OBJECTIVE -- SEEKS GROWTH OF CAPITAL.

PERFORMANCE OVERVIEW(3) 10/31/96 - 10/31/06
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                CAPITAL APPRECIATION FUND         S&P 500 INDEX            RUSSELL 3000 INDEX
                                                -------------------------         -------------            ------------------
10/31/96                                                   9450                       10000                       10000
                                                          10146                       10755                       10705
                                                          10540                       10542                       10576
                                                          11432                       11200                       11162
                                                          11361                       11288                       11174
                                                          10824                       10825                       10668
                                                          10919                       11471                       11194
                                                          13160                       12169                       11958
                                                          14278                       12714                       12455
                                                          15644                       13725                       13432
                                                          15953                       12957                       12887
                                                          17437                       13666                       13618
10/97                                                     16493                       13210                       13160
                                                          16517                       13821                       13664
                                                          16350                       14058                       13938
                                                          15963                       14213                       14010
                                                          17467                       15238                       15013
                                                          18067                       16018                       15757
                                                          18165                       16179                       15912
                                                          16958                       15901                       15519
                                                          17221                       16546                       16044
                                                          16502                       16371                       15752
                                                          12897                       14004                       13339
                                                          13443                       14901                       14249
10/98                                                     14774                       16112                       15331
                                                          15782                       17088                       16268
                                                          16882                       18072                       17302
                                                          18130                       18827                       17890
                                                          17064                       18242                       17257
                                                          18511                       18972                       17890
                                                          19561                       19707                       18697
                                                          20346                       19242                       18342
                                                          21454                       20308                       19269
                                                          21710                       19675                       18684
                                                          20950                       19577                       18472
                                                          20577                       19041                       18000
10/99                                                     21884                       20245                       19129
                                                          23909                       20657                       19664
                                                          28151                       21873                       20919
                                                          27832                       20774                       20099
                                                          32349                       20381                       20285
                                                          32252                       22373                       21874
                                                          28888                       21701                       21104
                                                          27362                       21255                       20511
                                                          30223                       21779                       21118
                                                          29746                       21439                       20745
                                                          33063                       22770                       22283
                                                          32129                       21568                       21274
10/00                                                     31017                       21477                       20971
                                                          28017                       19785                       19039
                                                          30503                       19882                       19358
                                                          32224                       20587                       20021
                                                          30323                       18711                       18191
                                                          28909                       17526                       17006
                                                          31364                       18886                       18369
                                                          31799                       19013                       18517
                                                          31258                       18551                       18175
                                                          29832                       18368                       17876
                                                          28533                       17219                       16821
                                                          24947                       15829                       15337
10/01                                                     25670                       16132                       15693
                                                          27395                       17369                       16902
                                                          28448                       17522                       17140
                                                          27341                       17266                       16926
                                                          26511                       16933                       16579
                                                          27756                       17570                       17306
                                                          26043                       16505                       16398
                                                          25713                       16384                       16208
                                                          23595                       15218                       15042
                                                          21530                       14032                       13846
                                                          21967                       14123                       13911
                                                          20285                       12590                       12449
10/02                                                     21786                       13696                       13441
                                                          23627                       14501                       14254
                                                          21945                       13650                       13448
                                                          21424                       13294                       13119
                                                          21137                       13095                       12903
                                                          20817                       13222                       13039
                                                          22499                       14310                       14104
                                                          24276                       15063                       14955
                                                          24883                       15256                       15157
                                                          25340                       15525                       15505
                                                          26266                       15827                       15848
                                                          26224                       15659                       15676
10/03                                                     28203                       16544                       16625
                                                          28831                       16690                       16854
                                                          30811                       17564                       17625
                                                          31290                       17887                       17992
                                                          32386                       18135                       18235
                                                          32354                       17862                       18018
                                                          31215                       17582                       17646
                                                          31843                       17822                       17902
                                                          33110                       18169                       18258
                                                          31503                       17567                       17568
                                                          31002                       17638                       17640
                                                          32056                       17829                       17911
10/04                                                     32780                       18101                       18205
                                                          35025                       18834                       19052
                                                          36335                       19474                       19731
                                                          35494                       19000                       19205
                                                          36845                       19399                       19628
                                                          35419                       19056                       19296
                                                          34376                       18695                       18877
                                                          35387                       19289                       19592
                                                          36079                       19317                       19729
                                                          37878                       20035                       20538
                                                          38197                       19852                       20342
                                                          39549                       20013                       20520
10/05                                                     38857                       19679                       20136
                                                          40955                       20422                       20919
                                                          41821                       20430                       20938
                                                          43953                       20971                       21638
                                                          43543                       21027                       21676
                                                          44199                       21289                       22051
                                                          45383                       21575                       22290
                                                          43755                       20955                       21576
                                                          43287                       20982                       21614
                                                          42888                       21112                       21594
                                                          43954                       21613                       22122
                                                          44552                       22170                       22618
10/06                                                     46458                       22892                       23432

    --- CAPITAL APPRECIATION FUND  --- S&P 500 INDEX              --- RUSSELL 3000 INDEX
        $9,450  starting value         $10,000 starting value         $10,000 starting value
        $46,458 ending value           $22,892 ending value           $23,432 ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

RUSSELL 3000 INDEX is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total capitalization.

The Fund has changed its benchmark from the S&P 500 Index to the Russell 3000 Index because the Fund's investment manager believes that the Russell 3000 Index is better suited to the investment strategy of the Fund.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

AVERAGE ANNUAL TOTAL RETURNS(1,2) (as of 10/31/06)

             INCEPTION     1        5        10        SINCE
               DATE       YEAR     YEAR     YEAR     INCEPTION
-------------------------------------------------------------------
Cap App A#   7/22/1996   19.56%   12.59%   17.25%     19.17%
-------------------------------------------------------------------
Cap App A##  7/22/1996   12.99%   11.32%   16.59%     18.52%
-------------------------------------------------------------------
Cap App B#   7/22/1996   18.59%   11.75%    NA*        NA*
-------------------------------------------------------------------
Cap App B##  7/22/1996   13.59%   11.49%    NA*        NA*
-------------------------------------------------------------------
Cap App C#   7/22/1996   18.69%   11.86%   16.47%     18.38%
-------------------------------------------------------------------
Cap App C##  7/22/1996   17.69%   11.86%   16.47%     18.38%
-------------------------------------------------------------------
Cap App I#   7/22/1996   19.62%   12.60%   17.26%     19.18%
-------------------------------------------------------------------
Cap App Y#   7/22/1996   20.07%   13.19%   13.19%     19.76%
-------------------------------------------------------------------

 # Without sales charge
## With sales charge
 * 10 year and inception returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Class C shares commenced operations on 7/31/98. Performance prior to 7/31/98 reflects Class B performance less Class C sales charges where applicable. Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance.
(2) The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
(3) Growth of a $10,000 investment in Classes B, C, I and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

PORTFOLIO MANAGEMENT

SAUL J. PANNELL, CFA
Senior Vice President, Partner

FRANK D. CATRICKES, CFA
Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class A shares of The Hartford Capital Appreciation Fund returned 19.56%, before sales charges, for the twelve-month period ended October 31, 2006, outperforming its benchmark, the Russell 3000 Index, which returned 16.37% for the same period. The Fund also outperformed the 14.50% return of the average fund in the Lipper Multi-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

As measured by the Russell 3000 Index, equity markets ended broadly higher for the fourth fiscal year in a row. Ten of the last twelve months were positive, with May showing the only significant decline as investors moved briefly away from stocks in favor of less risky assets. Every sector in the benchmark posted double digit positive returns for the period, led by a disparate group of sectors: Telecommunication Services (+33%), Materials (+25%), and Financials (+20%). The laggards in this environment were Health Care (+11%), Technology (+11%), and Consumer Staples (+13%). These positive returns took place against a backdrop of a weakening housing market, declining energy prices and continued turmoil in Iraq.


Relative (i.e. performance of the Fund as measured against the benchmark) and absolute performance was robust across the board. The Fund's results exceeded those of the benchmark in eight of ten economic sectors, and all sectors provided positive absolute returns. Relative performance was particularly strong in the Financials, Information Technology, and Consumer Discretionary sectors. Brazilian bank Unibanco and Chinese insurance company China Life led the way among Financials stocks. In Technology, Korean electronics giant Samsung and Taiwanese PC component manufacturer Hon Hai boosted relative returns. Within Consumer Discretionary stocks, department store company Federated and auto giant Toyota contributed most to relative outperformance. Other top relative and absolute contributors included airline US Airways, and coal and metals producer Teck Cominco.

--------------------------------------------------------------------------------

The Fund lagged the benchmark in the Health Care and Energy sectors. Within Health Care, medical device company Boston Scientific fell on safety concerns regarding the company's implantable defibrillators and a Wall Street Journal article stating that drug-eluting stents could be linked to higher incidences of blood clots. We maintain our position as we expect improvement in cardiac rhythm management, and the stock is attractively priced. Shares in Israeli generic drug company Teva traded lower as the market absorbed news that Merck would be pricing its Zocor drug competitively when it came off patent. We continue to hold Teva as we believe the market is overestimating the impact of this development. Lagging performance in Energy was primarily a result of not holding a position in rising Exxon Mobil stock and owning shares of South African oil and gas company Sasol. Other negative contributors included global semiconductor company Marvell and flash storage company SanDisk.

WHAT IS THE OUTLOOK?

We maintain our expectations for stable, albeit moderate global growth over the coming years. We expect a slowdown in economic activity and easing inflationary pressures that should keep the global central banks on "hold" over the next year.


We continue to focus our efforts on picking stocks one-at-a-time based on detailed fundamental research. At the end of the period, our stock-by-stock investment process resulted in greater-than-benchmark weights in Materials, Information Technology, and Industrials stocks and less-than-benchmark weights in Financials, Consumer Staples, and Health Care. Our largest absolute sector weights at period-end were in the Technology, Industrials, and Financials sectors.

DIVERSIFICATION BY INDUSTRY
as of October 31, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                            10.9%
-------------------------------------------------------------------
Capital Goods                                               7.5
-------------------------------------------------------------------
Consumer Cyclical                                           6.6
-------------------------------------------------------------------
Consumer Staples                                            3.1
-------------------------------------------------------------------
Energy                                                      5.7
-------------------------------------------------------------------
Finance                                                    14.8
-------------------------------------------------------------------
Health Care                                                 5.1
-------------------------------------------------------------------
Services                                                    6.2
-------------------------------------------------------------------
Technology                                                 29.3
-------------------------------------------------------------------
Transportation                                              1.9
-------------------------------------------------------------------
Utilities                                                   2.0
-------------------------------------------------------------------
Short-Term Investments                                     15.9
-------------------------------------------------------------------
Other Assets & Liabilities                                 -9.0
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY COUNTRY
as of October 31, 2006

                                                      PERCENTAGE OF
COUNTRY                                                NET ASSETS
-------------------------------------------------------------------
Australia                                                   0.7%
-------------------------------------------------------------------
Bermuda                                                     2.0
-------------------------------------------------------------------
Brazil                                                      3.6
-------------------------------------------------------------------
Canada                                                      2.7
-------------------------------------------------------------------
China                                                       0.5
-------------------------------------------------------------------
France                                                      0.5
-------------------------------------------------------------------
Germany                                                     1.3
-------------------------------------------------------------------
Hong Kong                                                   0.8
-------------------------------------------------------------------
India                                                       2.3
-------------------------------------------------------------------
Ireland                                                     0.2
-------------------------------------------------------------------
Israel                                                      1.1
-------------------------------------------------------------------
Japan                                                       3.1
-------------------------------------------------------------------
Liberia                                                     0.8
-------------------------------------------------------------------
Luxembourg                                                  1.1
-------------------------------------------------------------------
Mexico                                                      0.5
-------------------------------------------------------------------
Russia                                                      0.3
-------------------------------------------------------------------
South Africa                                                0.8
-------------------------------------------------------------------
South Korea                                                 2.3
-------------------------------------------------------------------
Switzerland                                                 1.6
-------------------------------------------------------------------
Taiwan                                                      0.5
-------------------------------------------------------------------
Turkey                                                      1.1
-------------------------------------------------------------------
United Kingdom                                              3.9
-------------------------------------------------------------------
United States                                              61.4
-------------------------------------------------------------------
Short Term Investments                                     15.9
-------------------------------------------------------------------
Other Assets & Liabilities                                 -9.0
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

The Hartford Capital Appreciation II Fund
(subadvised by Wellington Management Company, LLP)

INVESTMENT OBJECTIVE -- SEEKS GROWTH OF CAPITAL.

PERFORMANCE OVERVIEW(3) 4/29/05 - 10/31/06
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                             CAPITAL APPRECIATION II FUND      RUSSELL 3000 INDEX             S&P 500 INDEX
                                             ----------------------------      ------------------             -------------
4/29/05                                                  9450                         10000                       10000
                                                         9450                         10000                       10000
                                                         9809                         10379                       10318
6/05                                                    10008                         10451                       10333
                                                        10452                         10880                       10717
8/05                                                    10518                         10776                       10619
                                                        10669                         10871                       10705
10/05                                                   10461                         10667                       10526
                                                        10890                         11082                       10924
12/05                                                   11225                         11092                       10928
                                                        11972                         11463                       11217
2/06                                                    11838                         11483                       11248
                                                        12068                         11682                       11388
4/06                                                    12460                         11808                       11541
                                                        11972                         11430                       11209
6/06                                                    11857                         11450                       11224
                                                        11723                         11440                       11293
8/06                                                    11981                         11720                       11561
                                                        12135                         11982                       11859
10/06                                                   12575                         12413                       12245

    --- CAPITAL APPRECIATION II    --- RUSSELL 3000 INDEX         --- S&P 500 INDEX
        FUND                           $10,000 starting value         $10,000 starting value
        $9,450  starting value         $12,413 ending value           $12,245 ending value
        $12,575 ending value

RUSSELL 3000 INDEX is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total capitalization.

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

AVERAGE ANNUAL TOTAL RETURNS(1,2) (as of 10/31/06)

                INCEPTION              SINCE
                  DATE      1 YEAR   INCEPTION
---------------------------------------------------
Cap App II A#   4/29/2005   20.21%    20.88%
---------------------------------------------------
Cap App II A##  4/29/2005   13.60%    16.43%
---------------------------------------------------
Cap App II B#   4/29/2005   19.48%    20.03%
---------------------------------------------------
Cap App II B##  4/29/2005   14.48%    17.59%
---------------------------------------------------
Cap App II C#   4/29/2005   19.35%    20.09%
---------------------------------------------------
Cap App II C##  4/29/2005   18.35%    20.09%
---------------------------------------------------
Cap App II I##  4/29/2005   20.30%    20.94%
---------------------------------------------------
Cap App II Y#   4/29/2005   20.74%    21.30%
---------------------------------------------------

 # Without sales charge
## With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance.
(2) The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
(3) Growth of a $10,000 investment in Classes B, C, I and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

PORTFOLIO MANAGEMENT

JAMES H. AVERILL, PHD
Senior Vice President

DAVID R. FASSNACHT, CFA
Senior Vice President

JAMES N. MORDY
Senior Vice President

DAVID W. PALMER, CFA
Vice President

MICHAEL T. CARMEN, CFA
Senior Vice President

FRANK D. CATRICKES, CFA
Vice President

NICHOLAS M. CHOUMENKOVITCH, CFA
Vice President

SAUL J. PANNELL, CFA
Senior Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class A shares of The Hartford Capital Appreciation Fund II returned 20.21%, before sales charges, for the twelve-month period ended October 31, 2006, outperforming its benchmark, the Russell 3000 Index, which returned 16.37% for the same period. The Fund also outperformed the 10.39% return of the average fund in the Lipper Multi-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

As measured by the Russell 3000, equity markets ended broadly higher for the fourth fiscal year in a row. Ten of the last twelve months were positive, with May showing the only significant decline as investors moved briefly away from stocks in favor of less risky assets. Every sector in the benchmark posted double digit positive returns for the period, led by a disparate group of sectors: Telecommunication Services (+33%), Materials (+25%), and Financials (+20%). The laggards in this environment were Health Care (+11%), Information Technology (+11%), and Consumer Staples (+13%). These positive returns took place against a backdrop of a weakening housing market, declining energy prices, and continued turmoil in Iraq.

Relative (i.e. performance of the Fund as measured against the benchmark) and absolute performance was robust across the board. Fund results exceeded those of the benchmark in eight of ten economic sectors, and all sectors provided positive absolute returns. Relative performance was particularly strong in the Information Technology, Materials, and Energy sectors. Information

--------------------------------------------------------------------------------

Technology results benefited from a position in data storage company Network Appliance and by not holding a position in Intel, which fell during the period. Relative performance in Materials was boosted by positions in Zinifex, Vedanta, and Xstrata, all of which more than doubled in the last twelve months. Zinifex, a leading zinc producer, rose on favorable supply/demand trends in the zinc market. Indian miner Vedanta showed strong organic growth, a trend we expect will continue. Xstrata, a diversified mining company, benefited from expectations for its accretive acquisition of rival Falconbridge. Within Energy, relative performance was primarily a result of a position in uranium producer Cameco, which gained on favorable uranium supply and demand trends. Finally, the fund benefited from its holdings in Gol Linhas Aereas, Brazil's low cost airline carrier and one of the most profitable airlines globally.

Performance relative to the benchmark was negatively impacted by sector positioning, which is a fallout of the bottom-up investment process. In particular, underweights (i.e. the Fund's sector position was less than the benchmark position) in the strong Financials and Telecommunication Services sectors detracted from relative performance. In addition, relative performance was hurt by stock selection among Consumer Staples and Telecommunication Services stocks. Underperformance in Consumer Staples was driven by a position in lagging tobacco company Altria and by exiting Procter & Gamble prior to the stock's summer rise. Relative performance in Telecommunication Services was hurt by not owning a position in BellSouth, which rose on news of the company's merger with AT&T.

Other notable detractors from both absolute and relative returns during the period were Sirius Satellite (Media), Williams-Sonoma (Retailing), and Standard Pacific (Consumer Durables). Sirius Satellite fell on decelerating trends in subscriber growth, while concerns about a weakening global consumer weighed on the share price of Williams-Sonoma. Standard Pacific fell as evidence mounted of a deteriorating housing market. The Fund was also impacted by an underweight position in rising Exxon Mobil shares.

WHAT IS THE OUTLOOK?

Hartford Capital Appreciation II Fund is a multi-managed Fund with an opportunistic investment approach. The Fund's managers pursue diverse and complementary investment strategies, with fundamental, bottom-up research as the foundation for portfolio construction. The Fund is not designed to exhibit an intentional style bias, as the investment opportunity set includes stocks from the full range of market capitalizations and investment styles.

We continue to focus our efforts on picking stocks one-at-a-time based on detailed fundamental research. At the end of the period, our stock-by-stock investment process resulted in greater-than-benchmark weights in Materials, Consumer Discretionary, and Information Technology stocks and less-than-benchmark weights in Consumer Staples, Financials, and Utilities. Our largest absolute sector weights at period-end were in the Financials, Technology, and Consumer Discretionary sectors.

DIVERSIFICATION BY INDUSTRY
as of October 31, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                            11.0%
-------------------------------------------------------------------
Capital Goods                                               5.2
-------------------------------------------------------------------
Consumer Cyclical                                           8.2
-------------------------------------------------------------------
Consumer Staples                                            2.4
-------------------------------------------------------------------
Energy                                                      5.1
-------------------------------------------------------------------
Finance                                                    17.7
-------------------------------------------------------------------
Health Care                                                 8.8
-------------------------------------------------------------------
Services                                                    6.6
-------------------------------------------------------------------
Technology                                                 22.8
-------------------------------------------------------------------
Transportation                                              3.7
-------------------------------------------------------------------
Utilities                                                   2.0
-------------------------------------------------------------------
Short Term Investments                                      4.9
-------------------------------------------------------------------
Other Assets & Liabilities                                  1.6
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY COUNTRY
as of October 31, 2006

                                                      PERCENTAGE OF
COUNTRY                                                NET ASSETS
-------------------------------------------------------------------
Australia                                                   1.1%
-------------------------------------------------------------------
Austria                                                     0.2
-------------------------------------------------------------------
Bermuda                                                     0.5
-------------------------------------------------------------------
Brazil                                                      2.8
-------------------------------------------------------------------
Canada                                                      3.6
-------------------------------------------------------------------
Cayman Islands                                              0.5
-------------------------------------------------------------------
China                                                       1.2
-------------------------------------------------------------------
France                                                      3.3
-------------------------------------------------------------------
Germany                                                     0.5
-------------------------------------------------------------------
Hong Kong                                                   0.9
-------------------------------------------------------------------
Ireland                                                     0.1
-------------------------------------------------------------------
Israel                                                      0.2
-------------------------------------------------------------------
Italy                                                       1.3
-------------------------------------------------------------------
Japan                                                       2.6
-------------------------------------------------------------------
Mexico                                                      0.2
-------------------------------------------------------------------
Netherlands                                                 1.2
-------------------------------------------------------------------
Panama                                                      0.1
-------------------------------------------------------------------
Russia                                                      0.5
-------------------------------------------------------------------
South Africa                                                0.4
-------------------------------------------------------------------
South Korea                                                 0.6
-------------------------------------------------------------------
Spain                                                       0.4
-------------------------------------------------------------------
Sweden                                                      0.5
-------------------------------------------------------------------
Switzerland                                                 1.7
-------------------------------------------------------------------
Turkey                                                      0.3
-------------------------------------------------------------------
United Kingdom                                              3.0
-------------------------------------------------------------------
United States                                              65.8
-------------------------------------------------------------------
Short-Term Investments                                      4.9
-------------------------------------------------------------------
Other Assets & Liabilities                                  1.6
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

The Hartford Conservative Allocation Fund
(advised by Hartford Investment Financial Services, LLC)

INVESTMENT OBJECTIVE -- SEEKS CURRENT INCOME AND LONG-TERM CAPITAL APPRECIATION.

PERFORMANCE OVERVIEW(3) 5/28/04 - 10/31/06
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                                                          LEHMAN BROTHERS U.S.
                                             CONSERVATIVE ALLOCATION FUND         S&P 500 INDEX           AGGREGATE BOND INDEX
                                             ----------------------------         -------------           --------------------
5/28/04                                                  9450                         10000                       10000
6/04                                                     9573                         10194                       10057
                                                         9431                          9857                       10156
                                                         9497                          9897                       10350
                                                         9606                         10004                       10378
10/04                                                    9729                         10157                       10465
                                                         9900                         10567                       10382
                                                        10087                         10927                       10477
                                                         9982                         10661                       10543
2/05                                                    10068                         10885                       10481
                                                         9929                         10692                       10427
                                                         9872                         10490                       10568
                                                        10054                         10823                       10682
6/05                                                    10136                         10838                       10741
                                                        10271                         11241                       10643
                                                        10348                         11139                       10779
                                                        10357                         11229                       10668
10/05                                                   10212                         11042                       10584
                                                        10422                         11459                       10631
                                                        10559                         11463                       10732
                                                        10806                         11766                       10732
2/06                                                    10786                         11798                       10768
                                                        10823                         11945                       10662
                                                        10922                         12105                       10643
                                                        10753                         11757                       10631
6/06                                                    10730                         11773                       10654
                                                        10750                         11846                       10798
                                                        10930                         12127                       10963
                                                        11027                         12439                       11060
10/06                                                   11217                         12844                       11133

    --- CONSERVATIVE ALLOCATION    -- LEHMAN BROTHERS U.S. AGGREGATE  --- S&P 500 INDEX
        FUND                           BOND INDEX                         $10,000 starting value
        $9,450  starting value         $10,000 starting value             $12,844 ending value
        $11,217 ending value           $11,133 ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Index and Commercial Mortgage-Backed Securities Index.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

AVERAGE ANNUAL TOTAL RETURNS(1,2) (as of 10/31/06)

                             INCEPTION              SINCE
                               DATE      1 YEAR   INCEPTION
----------------------------------------------------------------
Conservative Allocation A#   5/28/2004   9.85%      7.32%
----------------------------------------------------------------
Conservative Allocation A##  5/28/2004   3.81%      4.85%
----------------------------------------------------------------
Conservative Allocation B#   5/28/2004   9.19%      6.65%
----------------------------------------------------------------
Conservative Allocation B##  5/28/2004   4.19%      5.51%
----------------------------------------------------------------
Conservative Allocation C#   5/28/2004   9.10%      6.62%
----------------------------------------------------------------
Conservative Allocation C##  5/28/2004   8.10%      6.62%
----------------------------------------------------------------
Conservative Allocation I#   5/28/2004   9.91%      7.34%
----------------------------------------------------------------

 # Without sales charge
## With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance.
(2) The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
(3) Growth of a $10,000 investment in Classes B, C and I shares will vary from results seen above due to differences in the expenses charged to these share classes.

PORTFOLIO MANAGERS

WILLIAM DAVISON, CFA
Senior Vice President

CHRISTOPHER HANLON, CFA
Senior Vice President

HUGH WHELAN, CFA
Executive Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford Conservative Allocation Fund (Class A) gained 9.85%, before sales charges, for the year ended October 31, 2006, versus the returns of 7.62% for the Lipper Mixed-Asset Target Allocation Conservative Funds peer group, 5.19% for the Lehman Brothers U.S. Aggregate Bond Index and 16.33% for the S&P 500 Index.

WHY DID THE FUND PERFORM THIS WAY?

The Fund's fiscal year, which ended October 31, 2006, began in a period of rising interest rates. Historically high energy and commodity prices, a boom in the housing market, and a strengthening economy led to concerns about rising inflation. To keep inflation in check, the Federal Reserve (the Fed) continued its cycle of monetary tightening that began in the summer of 2004. By June of 2006, the Fed had raised its Federal Funds Target Rate (Fed Funds Rate) 17 consecutive times, leaving the Fed Funds Rate at 5.25%. In response to the Fed's tightening, short- and intermediate-term bond yields rose through the first half of 2006. Thus, as interest rates rose, the principal value of these short- and intermediate-term bonds declined in response. In contrast, long-term bond yields did not rise as substantially due to overseas demand and expectations that the Fed could keep inflation low over the long run. The result was a yield curve that remained flat or even inverted (i.e. bonds with longer term maturities having a lower interest rate than bonds with shorter maturities) through most of the fiscal year. However, by August of 2006, the Fed became concerned that economic growth was slowing, in part due to the retreating housing market. As such, the Fed found itself in a conundrum as to whether it should continue raising interest rates to restrain inflation, or to pause in the tightening cycle to assess prospects for further economic growth. Since changes in the rate of inflation often lag changes in economic conditions, the Fed left rates unchanged at its two most recent meetings while it waited for more data before taking action. Sensing that the Fed would continue easing monetary policy, the bond and equity markets rallied in the last months of the fiscal year.

While stocks, and in particular foreign and small cap stocks, performed strongly for the year, fixed income securities provided more modest gains. For the full 12 month period, value oriented stocks outpaced growth stocks. However, growth stocks did return to favor in the last few months of the fiscal year. Aided in part by favorable currency movements and strengthening foreign

--------------------------------------------------------------------------------

economies, the international and emerging market equity indices outperformed the major domestic indices for the year. Fortunately, the bond rally over the last few months offset the negative impact of rising interest rates earlier in the year, allowing the major bond sectors to finish with positive returns for the period. During much of the year, fixed income investors were unable to achieve higher levels of yield by going out longer on the yield curve (i.e. purchasing bonds with a longer maturity date). Thus, many bond investors shifted to lower quality and foreign issues as they sought greater yield. During the period, the traditionally "riskier" high yield and emerging markets bonds were among the strongest performers for the year.

Based upon the Fund's design, the Fund's fixed income component typically is less sensitive to changes in interest rates than the Lehman benchmark. Additionally, the Fund's fixed income component was more defensive than normal this year, since the underlying fund managers generally assumed the bond markets were underestimating the potential for higher inflation. As interest rates declined during most of the fiscal year, the Fund's fixed income component delivered positive performance. Although, the Fund's defensive stance did not allow it to participate fully in the bond rally that occurred late in the period, the Fund benefited from the out-of-index exposure to "spread" sectors and higher yielding securities. With the Dow Jones Industrial reaching its all-time high late in the period, the Fund also generated positive gains from its allocation to equities. The Fund is constructed such that it has exposure to the various styles of equities, including international, mid-cap and small cap stocks. This diversification is expected to enhance the long-term return and risk characteristics of the Fund. The added diversification benefited the Fund through most of the year. However, since domestic, large cap stocks dominated the stock rally late in the period, the Fund's exposure to foreign and smaller capitalization equities partially offset some of their earlier contributions.

The Fund typically uses cash flows to implement investment allocation changes to the Fund, when appropriate. However, a hard asset rebalance (i.e. a fund rebalancing to move the underlying fund investments to their target allocation percentages) was performed in February due to the strong performance by certain investment sectors.

WHAT IS THE OUTLOOK?


The recent rally in fixed-rate bonds has resulted in bond prices that reflect an environment of economic weakness that is not consistent with our view of the economy. Declines in interest rates and gasoline prices, coupled with a decent employment picture and gains in the stock market, should be supportive of continued consumer spending. While housing remains a wild card for the U.S. economy, our view is that the Fed is still concerned with inflation and that policy decisions will favor price stability as long as economic growth does not decline dramatically. In the coming months we will be closely watching the economy to determine the impact of a slower housing market on the average U.S. consumer and what implications that has for the economy going forward.

COMPOSITION BY UNDERLYING FUND
as of October 31, 2006

                                                      PERCENTAGE OF
FUND NAME                                              NET ASSETS
-------------------------------------------------------------------
Hartford Capital Appreciation Fund, Class Y                 8.2%
-------------------------------------------------------------------
Hartford Disciplined Equity Fund, Class Y                   5.7
-------------------------------------------------------------------
Hartford Equity Income Fund, Class Y                        1.2
-------------------------------------------------------------------
Hartford Floating Rate Fund, Class Y                        6.4
-------------------------------------------------------------------
Hartford Global Leaders Fund, Class Y                       3.3
-------------------------------------------------------------------
Hartford Growth Opportunities Fund, Class Y                 0.8
-------------------------------------------------------------------
Hartford High Yield Fund, Class Y                           4.1
-------------------------------------------------------------------
Hartford Income Fund, Class Y                               6.9
-------------------------------------------------------------------
Hartford Inflation Plus Fund, Class Y                      11.9
-------------------------------------------------------------------
Hartford International Capital Appreciation Fund,
  Class Y                                                   1.8
-------------------------------------------------------------------
Hartford International Opportunities Fund, Class Y          1.9
-------------------------------------------------------------------
Hartford International Small Company Fund, Class Y          2.7
-------------------------------------------------------------------
Hartford MidCap Value Fund, Class Y                         1.9
-------------------------------------------------------------------
Hartford Money Market Fund, Class Y                         0.0
-------------------------------------------------------------------
Hartford Select MidCap Growth Fund, Class Y                 1.8
-------------------------------------------------------------------
Hartford Select MidCap Value Fund, Class Y                  0.2
-------------------------------------------------------------------
Hartford Select SmallCap Growth Fund, Class Y               0.4
-------------------------------------------------------------------
Hartford Short Duration Fund, Class Y                      13.5
-------------------------------------------------------------------
Hartford Small Company Fund, Class Y                        1.0
-------------------------------------------------------------------
Hartford SmallCap Growth Fund, Class Y                      1.1
-------------------------------------------------------------------
Hartford Stock Fund, Class Y                                3.5
-------------------------------------------------------------------
Hartford Total Return Bond Fund, Class Y                   17.2
-------------------------------------------------------------------
Hartford Value Opportunities Fund, Class Y                  4.4
-------------------------------------------------------------------
Other Assets & Liabilities                                  0.1
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

The Hartford Disciplined Equity Fund
(subadvised by Wellington Management Company, LLP)

INVESTMENT OBJECTIVE -- SEEKS GROWTH OF CAPITAL.


PERFORMANCE OVERVIEW(3) 4/30/98 - 10/31/06
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                  DISCIPLINED EQUITY FUND                 S&P 500 INDEX
                                                                  -----------------------                 -------------
4/30/98                                                                     9450                              10000
                                                                            9242                               9828
                                                                            9592                              10227
                                                                            9592                              10119
                                                                            8269                               8656
                                                                            8829                               9210
10/98                                                                       9625                               9959
                                                                           10156                              10562
                                                                           10847                              11170
                                                                           11198                              11637
                                                                           10790                              11275
                                                                           11311                              11726
                                                                           11652                              12181
                                                                           11416                              11893
                                                                           12145                              12552
                                                                           11889                              12161
                                                                           11719                              12100
                                                                           11368                              11769
10/99                                                                      11861                              12513
                                                                           12177                              12768
                                                                           13104                              13519
                                                                           12359                              12840
                                                                           12330                              12597
                                                                           13648                              13829
                                                                           13104                              13413
                                                                           12779                              13138
                                                                           13249                              13462
                                                                           13143                              13251
                                                                           14028                              14074
                                                                           13181                              13331
10/00                                                                      13123                              13275
                                                                           12073                              12229
                                                                           12254                              12289
                                                                           12855                              12724
                                                                           11813                              11565
                                                                           11172                              10833
                                                                           12073                              11673
                                                                           12174                              11752
                                                                           11923                              11466
                                                                           11663                              11353
                                                                           10971                              10643
                                                                           10059                               9784
10/01                                                                      10380                               9971
                                                                           11111                              10736
                                                                           11212                              10830
                                                                           10951                              10672
                                                                           10631                              10466
                                                                           11021                              10860
                                                                           10250                              10202
                                                                           10150                              10127
                                                                            9298                               9406
                                                                            8657                               8673
                                                                            8707                               8730
                                                                            7755                               7782
10/02                                                                       8446                               8466
                                                                            8897                               8963
                                                                            8396                               8437
                                                                            8116                               8217
                                                                            7985                               8094
                                                                            8036                               8172
                                                                            8657                               8845
                                                                            9128                               9310
                                                                            9208                               9429
                                                                            9328                               9596
                                                                            9538                               9783
                                                                            9538                               9679
10/03                                                                      10100                              10226
                                                                           10250                              10316
                                                                           10777                              10856
                                                                           10937                              11056
                                                                           11058                              11209
                                                                           10887                              11040
                                                                           10737                              10867
                                                                           10727                              11016
                                                                           10968                              11230
                                                                           10526                              10858
                                                                           10516                              10902
                                                                           10627                              11020
10/04                                                                      10697                              11188
                                                                           11158                              11641
                                                                           11611                              12037
                                                                           11388                              11744
                                                                           11611                              11991
                                                                           11388                              11778
                                                                           11187                              11555
                                                                           11590                              11922
                                                                           11722                              11940
                                                                           12146                              12383
                                                                           12115                              12270
                                                                           12237                              12370
10/05                                                                      11893                              12163
                                                                           12338                              12623
                                                                           12315                              12627
                                                                           12618                              12962
                                                                           12608                              12997
                                                                           12730                              13159
                                                                           12851                              13335
                                                                           12487                              12952
                                                                           12497                              12969
                                                                           12507                              13049
                                                                           12780                              13359
                                                                           13032                              13703
10/06                                                                      13336                              14149

    --- DISCIPLINED EQUITY FUND                --- S&P 500 INDEX
        $9,450  starting value                     $10,000 starting value
        $13,336 ending value                       $14,149 ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

AVERAGE ANNUAL TOTAL RETURNS(1,2) (as of 10/31/06)

                     INCEPTION                       SINCE
                       DATE      1 YEAR   5 YEAR   INCEPTION
-----------------------------------------------------------------
Disciplined Eqy A#   4/30/1998   12.13%   5.14%      4.13%
-----------------------------------------------------------------
Disciplined Eqy A##  4/30/1998    5.97%   3.95%      3.44%
-----------------------------------------------------------------
Disciplined Eqy B#   4/30/1998   11.38%   4.41%      NA*
-----------------------------------------------------------------
Disciplined Eqy B##  4/30/1998    6.38%   4.08%      NA*
-----------------------------------------------------------------
Disciplined Eqy C#   4/30/1998   11.37%   4.42%      3.42%
-----------------------------------------------------------------
Disciplined Eqy C##  4/30/1998   10.37%   4.42%      3.42%
-----------------------------------------------------------------
Disciplined Eqy Y#   4/30/1998   12.76%   5.72%      4.66%
-----------------------------------------------------------------

 # Without sales charge
## With sales charge
 * Inception returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Class C shares commenced operations on 7/31/98. Performance prior to 7/31/98 reflects Class B performance less Class C sales charges where applicable.
(2) The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
(3) Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

PORTFOLIO MANAGEMENT

JAMES A. RULLO, CFA
Senior Vice President

MAMMEN CHALLY, CFA
Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class A shares of The Hartford Disciplined Equity Fund returned 12.13%, before sales charges, for the twelve-month period ended October 31, 2006, underperforming its benchmark, the S&P 500, which returned 16.33% for the same period. The Fund also underperformed the 14.23% return of the average fund in the Lipper Large-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

US equities recorded strong one-year performance, the best among major developed markets. In recent months, fears of excessive inflation and impending recession were tempered by the sharp drop in energy prices and the rumblings that the Federal Reserve may consider lowering the key fed funds rate in early 2007, bolstering U.S. stocks. The news has not been uniformly positive; however, as the long-awaited slowdown in the US housing market has arrived.

The fund's underperformance versus the S&P 500 was driven primarily by stock selection within the Energy and Consumer Discretionary sectors. Lower gasoline prices in the US, the lack of hurricane activity in the Gulf of Mexico, and a calmer geo-political front have all contributed to declines in energy stocks. Companies such as ConocoPhillips and Occidental Petroleum traded lower during the year and detracted from overall performance. Shares of homebuilder DR Horton suffered as declines in housing starts and record inventories impacted the stock. In addition, the negative homebuilder sentiment associated with Federal Reserve's rate increases excessively weighed on market sentiment towards this industry. We no longer hold the security. Among other absolute detractors from performance were Technology & Hardware securities Dell and Qualcomm, which were eliminated during the period. Shares of computer systems manufacturer Dell fell as it faced increased competition and a weak growth outlook for its PC business in the US. Dell has been under pressure due to speculation that the company will cut future pricing and margins in order to accelerate growth. Communication Equipment company Qualcomm also underperformed on lower near-term growth prospects and legal uncertainties.

The Fund benefited from positive stock selection relative to the benchmark in the Financials and Utilities sectors. Financials sector performance was helped by Goldman Sachs, Bank of America and Lehman Brothers, all of which profited from strong trading revenues. Bank of America benefited from better than expected savings from the integration of MBNA and continued low credit losses. Other top relative contributors included Office Depot,

--------------------------------------------------------------------------------

Lockheed Martin, and TXU. Retail holding Office Depot benefited from strong momentum in North America office retail and delivery businesses combined with improving international operations. Shares of defense contractor Lockheed Martin climbed as the company continued to excel operationally and the forecast for US defense spending remains favorable. We initiated a position in electric utility TXU whose shares benefited from strong earnings and a positive response to its plan to expand generation capacity.

WHAT IS THE OUTLOOK?

The risk of a US recession is still present. Still, several factors make us believe that a hard landing can be avoided. A more benign energy price environment will push inflation lower in 2007, which will, all else equal, put more spending power into consumers' pockets. Modestly lower bond yields should help stabilize the housing market at some point. Lastly, the Federal Reserve Bank (the Fed) will stand ready to cut the Fed Fund's rate if there is an unexpected deterioration in the labor market.

DIVERSIFICATION BY INDUSTRY
as of October 31, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             4.6%
-------------------------------------------------------------------
Capital Goods                                               6.5
-------------------------------------------------------------------
Consumer Cyclical                                           6.8
-------------------------------------------------------------------
Consumer Staples                                            1.9
-------------------------------------------------------------------
Energy                                                      9.9
-------------------------------------------------------------------
Finance                                                    23.1
-------------------------------------------------------------------
Health Care                                                12.7
-------------------------------------------------------------------
Services                                                    7.5
-------------------------------------------------------------------
Technology                                                 24.6
-------------------------------------------------------------------
Transportation                                              0.2
-------------------------------------------------------------------
Utilities                                                   1.9
-------------------------------------------------------------------
Short-Term Investments                                      0.6
-------------------------------------------------------------------
Other Assets & Liabilities                                 -0.3
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

The Hartford Dividend and Growth Fund
(subadvised by Wellington Management Company, LLP)

INVESTMENT OBJECTIVE -- SEEKS A HIGH LEVEL OF CURRENT
INCOME CONSISTENT WITH GROWTH OF CAPITAL.


PERFORMANCE OVERVIEW(3) 10/31/96 - 10/31/06
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                DIVIDEND AND GROWTH FUND          S&P 500 INDEX         RUSSELL 1000 VALUE INDEX
                                                ------------------------          -------------         ------------------------
10/31/96                                                   9450                       10000                       10000
                                                           9964                       10755                       10725
                                                           9878                       10542                       10588
                                                          10344                       11200                       11102
                                                          10508                       11288                       11265
                                                          10102                       10825                       10860
                                                          10430                       11471                       11316
                                                          11103                       12169                       11948
                                                          11701                       12714                       12461
                                                          12377                       13725                       13398
                                                          11788                       12957                       12921
                                                          12483                       13666                       13702
10/97                                                     12109                       13210                       13319
                                                          12682                       13821                       13908
                                                          12939                       14058                       14314
                                                          13106                       14213                       14111
                                                          13660                       15238                       15061
                                                          14379                       16018                       15982
                                                          14300                       16179                       16089
                                                          14062                       15901                       15851
                                                          14209                       16546                       16054
                                                          14103                       16371                       15770
                                                          12300                       14004                       13424
                                                          13070                       14901                       14194
10/98                                                     13994                       16112                       15293
                                                          14412                       17088                       16006
                                                          14812                       18072                       16551
                                                          14669                       18827                       16683
                                                          14447                       18242                       16447
                                                          14802                       18972                       16788
                                                          15714                       19707                       18356
                                                          15312                       19242                       18154
                                                          15827                       20308                       18681
                                                          15335                       19675                       18134
                                                          14940                       19577                       17461
                                                          14545                       19041                       16851
10/99                                                     15380                       20245                       17821
                                                          15294                       20657                       17682
                                                          15489                       21873                       17767
                                                          14864                       20774                       17187
                                                          14028                       20381                       15910
                                                          15571                       22373                       17852
                                                          15378                       21701                       17644
                                                          15700                       21255                       17830
                                                          15208                       21779                       17015
                                                          15208                       21439                       17228
                                                          16070                       22770                       18187
                                                          16222                       21568                       18353
10/00                                                     16538                       21477                       18804
                                                          16213                       19785                       18106
                                                          17044                       19882                       19013
                                                          16780                       20587                       19086
                                                          16624                       18711                       18556
                                                          16090                       17526                       17900
                                                          16911                       18886                       18778
                                                          17195                       19013                       19200
                                                          16752                       18551                       18774
                                                          16860                       18368                       18734
                                                          16321                       17219                       17983
                                                          15259                       15829                       16718
10/01                                                     15269                       16132                       16574
                                                          16092                       17369                       17537
                                                          16264                       17522                       17950
                                                          16305                       17266                       17812
                                                          16555                       16933                       17841
                                                          16995                       17570                       18685
                                                          16293                       16505                       18044
                                                          16443                       16384                       18134
                                                          15581                       15218                       17093
                                                          14376                       14032                       15504
                                                          14275                       14123                       15621
                                                          12725                       12590                       13884
10/02                                                     13661                       13696                       14913
                                                          14576                       14501                       15852
                                                          13957                       13650                       15164
                                                          13483                       13294                       14797
                                                          13201                       13095                       14402
                                                          13173                       13222                       14426
                                                          14133                       14310                       15696
                                                          15032                       15063                       16709
                                                          15159                       15256                       16918
                                                          15301                       15525                       17170
                                                          15635                       15827                       17438
                                                          15446                       15659                       17268
10/03                                                     16177                       16544                       18324
                                                          16471                       16690                       18573
                                                          17538                       17564                       19718
                                                          17589                       17887                       20064
                                                          17904                       18135                       20495
                                                          17680                       17862                       20315
                                                          17507                       17582                       19819
                                                          17517                       17822                       20021
                                                          17961                       18169                       20494
                                                          17553                       17567                       20205
                                                          17706                       17638                       20492
                                                          18010                       17829                       20810
10/04                                                     18205                       18101                       21156
                                                          18979                       18834                       22226
                                                          19644                       19474                       22970
                                                          19156                       19000                       22562
                                                          19842                       19399                       23310
                                                          19444                       19056                       22990
                                                          19027                       18695                       22578
                                                          19361                       19289                       23122
                                                          19450                       19317                       23375
                                                          20129                       20035                       24051
                                                          20129                       19852                       23947
                                                          20484                       20013                       24283
10/05                                                     20002                       19679                       23666
                                                          20613                       20422                       24444
                                                          20709                       20430                       24590
                                                          21430                       20971                       25545
                                                          21321                       21027                       25701
                                                          21657                       21289                       26049
                                                          22216                       21575                       26711
                                                          21744                       20955                       26037
                                                          21770                       20982                       26203
                                                          22155                       21112                       26840
                                                          22552                       21613                       27289
                                                          22955                       22170                       27833
10/06                                                     23729                       22892                       28744

    --- DIVIDEND AND GROWTH     --- S&P 500 INDEX            -- RUSSELL 1000 VALUE INDEX
        FUND                        $10,000 starting value       $10,000 starting value
        $9,450  starting value      $22,892 ending value         $28,744 ending value
        $23,729 ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

RUSSELL 1000 VALUE INDEX measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

AVERAGE ANNUAL TOTAL RETURNS(1,2) (as of 10/31/06)

                  INCEPTION     1        5       10       SINCE
                    DATE       YEAR    YEAR     YEAR    INCEPTION
----------------------------------------------------------------------
Div & Growth A#   7/22/1996   18.63%   9.21%    9.64%    10.42%
----------------------------------------------------------------------
Div & Growth A##  7/22/1996   12.11%   7.99%    9.02%     9.81%
----------------------------------------------------------------------
Div & Growth B#   7/22/1996   17.63%   8.34%    NA*       NA*
----------------------------------------------------------------------
Div & Growth B##  7/22/1996   12.63%   8.05%    NA*       NA*
----------------------------------------------------------------------
Div & Growth C#   7/22/1996   17.75%   8.47%    8.88%     9.65%
----------------------------------------------------------------------
Div & Growth C##  7/22/1996   16.75%   8.47%    8.88%     9.65%
----------------------------------------------------------------------
Div & Growth I#   7/22/1996   18.61%   9.21%    9.64%    10.41%
----------------------------------------------------------------------
Div & Growth Y#   7/22/1996   19.15%   9.75%   10.17%    10.95%
----------------------------------------------------------------------

 # Without sales charge
## With sales charge
 * 10 year and inception returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Class C shares commenced operations on 7/31/98. Performance prior to 7/31/98 reflects Class B performance less Class C sales charges where applicable. Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance.
(2) The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
(3) Growth of a $10,000 investment in Classes B, C, I and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

PORTFOLIO MANAGER

EDWARD P. BOUSA, CFA
Vice President, Partner
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class A shares of The Hartford Dividend and Growth Fund returned 18.63%, before sales charges, for the twelve-month period ended October 31, 2006, outperforming its benchmark, the S&P 500 Index, which returned 16.33% for the same period. The Fund also outperformed the 17.76% return of the average fund in the Lipper Equity Income Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

Equity markets ended the twelve month period with strong returns as a result of declining energy prices and a halt in interest rate tightening by the Federal Reserve in recent months. Large cap equities (+16%) continued to lag small cap shares (+20%) and modestly outperformed mid cap names (+13%) as represented by the S&P 500, Russell 2000, and S&P 400 MidCap indices respectively. Additionally, value-oriented stocks dominated growth-oriented stocks. During the twelve month period, Telecommunication Services (+33%), Materials (+25%), and Energy (+19%) were clear leaders within the broad market, as represented by the S&P 500, and Information Technology (+10%) and Health Care (+11%) returns were modest in comparison.

The Fund outperformed the S&P 500 in six of the ten broad market sectors. Favorable security selection in the Industrials and Consumer Discretionary sectors drove outperformance. An underweight allocation to Information Technology and materials also contributed to positive returns. Offsetting this somewhat was poor security selection in Materials.

Among the leading contributors to benchmark-relative performance were AT&T (Telecommunication Services), CSX (Transportation), and Rio Tinto (Materials). Telecommunications company AT&T benefited from the stabilization of long distance pricing and cost cutting from the Cingular acquisition. CSX, a transportation company providing rail, intermodal and rail-to-truck transload services, reported strong earnings as a result of operational improvements. We took profits in and sold the security. Despite recent weakness in commodities, mining company Rio Tinto was a strong contributor to relative performance for the period. Exxon Mobil (Energy) and Bank of America (Diversified Financials) were among top absolute contributors to

--------------------------------------------------------------------------------

performance. Exxon Mobil finished strong despite falling oil prices and natural gas prices during the latter part of the period. Diversified Financials names like Bank of America profited from strong results across its set of businesses.


Relative performance was held back by not owning some strong performers held in the benchmark such as Merck & Co (Pharmaceutical), Cisco (Technology Hardware), and Goldman Sachs (Diversified Financials). Sprint Nextel (Telecommunication Services), Newmont Mining (Materials), and Viacom (Media) were among the top names detracting from absolute performance. Sprint Nextel fell with lower quarterly earnings and concerns around increased expenditures related to build-out of the high speed wireless network. Gold commodity weakness impacted Newmont Mining although we view this as a normal correction in a long-term bull market and project that global industrial demand for metals is likely to continue. Shares of Viacom have been under pressure due to numerous management changes and concerns over their digital strategy. However, we are encouraged by Viacom's international growth potential, strong balance sheet and cash flow, and a continued focus on shareholder value through their aggressive share repurchase program.

WHAT IS THE OUTLOOK?

Our investment approach is focused on identifying industries where supply/demand remains favorable. We remain overweight Energy stocks, as global demand remains strong. The US does have an oversupply of natural gas at present, but we do not believe this will persist for the long-term. We have increased our Technology weighting as demographics around the world favor resumption in technology growth.

We have been concerned about the impact a weaker housing market would have on regional banks and consumer finance companies. While we remain underweight these industries, we would be more interested in these companies at lower valuations.

DIVERSIFICATION BY INDUSTRY
as of October 31, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             7.2%
-------------------------------------------------------------------
Capital Goods                                               5.1
-------------------------------------------------------------------
Consumer Cyclical                                           8.0
-------------------------------------------------------------------
Consumer Staples                                            5.4
-------------------------------------------------------------------
Energy                                                     15.4
-------------------------------------------------------------------
Finance                                                    17.8
-------------------------------------------------------------------
Health Care                                                 9.2
-------------------------------------------------------------------
Services                                                    7.1
-------------------------------------------------------------------
Technology                                                 16.7
-------------------------------------------------------------------
Transportation                                              0.5
-------------------------------------------------------------------
Utilities                                                   4.8
-------------------------------------------------------------------
Short-Term Investments                                      4.2
-------------------------------------------------------------------
Other Assets & Liabilities                                 -1.4
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

The Hartford Equity Income Fund

(subadvised by Wellington Management Company, LLP)

INVESTMENT OBJECTIVE -- SEEKS A HIGH LEVEL OF CURRENT
INCOME CONSISTENT WITH GROWTH OF CAPITAL.

PERFORMANCE OVERVIEW(3) 8/28/03 - 10/31/06
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                     EQUITY INCOME FUND              RUSSELL 1000 VALUE INDEX
                                                                     ------------------              ------------------------
8/28/03                                                                     9450                              10000
                                                                            9450                              10063
                                                                            9403                               9965
10/03                                                                       9800                              10575
                                                                            9944                              10718
                                                                           10613                              11379
                                                                           10546                              11579
                                                                           10736                              11827
                                                                           10623                              11723
                                                                           10432                              11437
                                                                           10470                              11553
                                                                           10633                              11826
                                                                           10422                              11660
                                                                           10642                              11826
                                                                           10764                              12009
10/04                                                                      10860                              12209
                                                                           11287                              12826
                                                                           11623                              13255
                                                                           11458                              13020
                                                                           11904                              13452
                                                                           11607                              13267
                                                                           11568                              13029
                                                                           11617                              13343
                                                                           11678                              13489
                                                                           12012                              13879
                                                                           11982                              13819
                                                                           12174                              14013
10/05                                                                      11918                              13657
                                                                           12179                              14106
                                                                           12201                              14190
                                                                           12540                              14742
                                                                           12739                              14832
                                                                           12754                              15032
                                                                           13244                              15414
                                                                           12954                              15025
                                                                           13042                              15121
                                                                           13394                              15489
                                                                           13595                              15748
                                                                           13802                              16062
10/06                                                                      14146                              16588

    --- EQUITY INCOME FUND                     --- RUSSELL 1000 VALUE INDEX
        $9,450  starting value                     $10,000 starting value
        $14,146 ending value                       $16,588 ending value

RUSSELL 1000 VALUE INDEX measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

PORTFOLIO MANAGER
JOHN R. RYAN, CFA
Senior Vice President, Managing Partner

AVERAGE ANNUAL TOTAL RETURNS(1,2) (as of 10/31/06)

                   INCEPTION              SINCE
                     DATE      1 YEAR   INCEPTION
------------------------------------------------------
Equity Income A#   8/28/2003   18.70%    13.53%
------------------------------------------------------
Equity Income A##  8/28/2003   12.17%    11.53%
------------------------------------------------------
Equity Income B#   8/28/2003   17.67%    12.61%
------------------------------------------------------
Equity Income B##  8/28/2003   12.67%    11.88%
------------------------------------------------------
Equity Income C#   8/28/2003   17.88%    12.79%
------------------------------------------------------
Equity Income C##  8/28/2003   16.88%    12.79%
------------------------------------------------------
Equity Income I#   8/28/2003   18.70%    13.53%
------------------------------------------------------
Equity Income Y#   8/28/2003   19.18%    14.13%
------------------------------------------------------

 # Without sales charge
## With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance.
(2) The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
(3) Growth of a $10,000 investment in Classes B, C, I and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class A shares of The Hartford Equity Income Fund returned 18.70%, before sales charges, for the twelve-month period ended October 31, 2006, underperforming its benchmark, the Russell 1000 Value Index, which returned 21.46% for the same period. The Fund outperformed the 17.37% return of the average fund in the Lipper Equity Income Fund peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

Improved investor sentiment regarding the likelihood of a global economic slowdown and moderating inflation concerns helped global equity returns during the period. Value outperformed Growth and the broader market, as the Russell 1000 Value index return of 21.46% beat the Russell 1000 Growth return of 10.84% and the S&P 500 index return of 16.33%. All ten sectors of the Russell 1000 Value Index posted strong double digit returns. Telecommunication Services and Materials were the top performers while Utilities and Information Technology were relative laggards in the benchmark.

Unfavorable stock selection within Materials, Energy, and Health Care led to some disappointments during the period. At the margin, the Fund's overweight positions in Utilities and Consumer Staples also detracted from relative performance. The three largest benchmark relative detractors owned in the portfolio were Dow Chemical (Materials), ConocoPhillips (Energy) and Dominion Resources (Utilities). Additionally, not owning Merck (Health Care) within the portfolio also significantly detracted from performance.

Dow Chemical posted good profit results during the period; however, they were unable to offset the headwinds of high energy and raw materials costs. ConocoPhillips shares struggled due to the recent decline in North American natural gas prices and lower refining margins. Merck's shares benefited from higher than expected sales of Singulair, its treatment for asthma and seasonal allergies, and FDA product approvals for several drugs within its pipeline. We owned Dow Chemical, ConocoPhillips, and Dominion Resources at the end of the period.

Partially offsetting these disappointments, the Fund benefited from a combination of strong stock selection and sector allocation within Industrials, Telecommunications Services and Financials. The top three benchmark relative contributors were Caterpillar (Industrials), AT&T (Telecommunication Services) and BellSouth (Telecommunication Services). Caterpillar's shares benefited from growth in their underlying businesses. The stock pulled back sharply in mid-October due to the market's expectation for stronger than delivered earnings results. AT&T and BellSouth benefited from the much anticipated merger. We took profits in Caterpillar and eliminated the position but held AT&T and BellSouth at the end of the period.

--------------------------------------------------------------------------------

WHAT IS THE OUTLOOK?

Global economic growth appears to have rolled past its peak, although it is still running at a solid clip. While other investors are expressing skepticism about the sustainability of the economic expansion, we expect global growth to remain above 3%, with the US slowing to the 2-3% range. We have no expectation for a recession, and are impressed so far by the consumer's ability to absorb the twin hits of higher short-term interest rates and energy costs.

In anticipation of a slowing, yet healthy global economy, we have reduced further the cyclicality of our portfolios, which has been ongoing for several consecutive quarters. We methodically decreased our exposure to the consumer, energy, and mortgage-related financial institutions and increased our exposure to less cyclical areas, including telecommunications, consumer non-durables, and non-credit sensitive financial institutions.

At the end of the period, relative to the Russell 1000 Value Index, the Fund was overweight Materials, Consumer Staples, Utilities, Industrials,
Telecommunications Services, and Health Care and underweight Consumer Discretionary, Financials, Information Technology and Energy.

DIVERSIFICATION BY INDUSTRY
as of October 31, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             8.8%
-------------------------------------------------------------------
Capital Goods                                               5.6
-------------------------------------------------------------------
Consumer Cyclical                                           3.2
-------------------------------------------------------------------
Consumer Staples                                            7.2
-------------------------------------------------------------------
Energy                                                      9.3
-------------------------------------------------------------------
Finance                                                    29.5
-------------------------------------------------------------------
Health Care                                                 8.5
-------------------------------------------------------------------
Services                                                    2.2
-------------------------------------------------------------------
Technology                                                 13.6
-------------------------------------------------------------------
Utilities                                                  10.6
-------------------------------------------------------------------
Short-Term Investments                                      1.8
-------------------------------------------------------------------
Other Assets & Liabilities                                 -0.3
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

The Hartford Floating Rate Fund
(subadvised by Hartford Investment Management Company)

INVESTMENT OBJECTIVE -- SEEKS A HIGH LEVEL OF CURRENT
INCOME.

PERFORMANCE OVERVIEW(3) 4/29/05 - 10/31/06
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                     FLOATING RATE FUND             CSFB LEVERAGED LOAN INDEX
                                                                     ------------------             -------------------------
4/29/05                                                                     9700                              10000
                                                                            9700                              10000
                                                                            9681                              10008
6/05                                                                        9799                              10075
                                                                            9869                              10154
                                                                            9960                              10225
                                                                            9984                              10273
10/05                                                                       9997                              10306
                                                                           10042                              10340
                                                                           10100                              10391
                                                                           10159                              10460
2/06                                                                       10230                              10533
                                                                           10292                              10611
                                                                           10354                              10662
                                                                           10377                              10703
6/06                                                                       10402                              10747
                                                                           10457                              10803
                                                                           10536                              10877
                                                                           10583                              10936
10/06                                                                      10654                              11010

    --- FLOATING RATE FUND                 --- CSFB LEVERAGED LOAN INDEX
        $9,700  starting value                 $10,000 starting value
        $10,654 ending value                   $11,010 ending value

CSFB LEVERAGED LOAN INDEX is designed to mirror the investable universe of the $U.S.-denominated leveraged loan market.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.


AVERAGE ANNUAL TOTAL RETURNS(1,2) (as of 10/31/06)

                   INCEPTION              SINCE
                     DATE      1 YEAR   INCEPTION
------------------------------------------------------
Floating Rate A#   4/29/2005   6.56%      6.42%
------------------------------------------------------
Floating Rate A##  4/29/2005   3.36%      4.29%
------------------------------------------------------
Floating Rate B#   4/29/2005   5.79%      5.63%
------------------------------------------------------
Floating Rate B##  4/29/2005   0.79%      3.04%
------------------------------------------------------
Floating Rate C#   4/29/2005   5.86%      5.68%
------------------------------------------------------
Floating Rate C##  4/29/2005   4.86%      5.68%
------------------------------------------------------
Floating Rate I#   4/29/2005   6.66%      6.49%
------------------------------------------------------
Floating Rate Y#   4/29/2005   7.00%      6.73%
------------------------------------------------------

 # Without sales charge
## With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance.
(2) The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
(3) Growth of a $10,000 investment in Classes B, C, I and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

PORTFOLIO MANAGERS

MICHAEL BACEVICH
Managing Director

JOHN CONNOR
Vice President, Credit Research Analyst

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford Floating Rate Fund (Class A) gained 6.56%, before sales charges, for the 12 month period ended October 31, 2006, trailing its benchmark, the CSFB Leveraged Loan Index, which returned 6.83%. Further, the Fund outperformed the 5.80% return of the Lipper Loan Participation Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

For most of the Fund's fiscal year, which ended October 31, 2006, US interest rates rose steadily. Historically high energy and commodity prices, strong demand for housing, and a strengthening economy sustained investor concerns about rising inflation throughout the period. To keep inflation in check, the Federal Reserve (the Fed) continued its cycle of monetary tightening that began in the summer of 2004. By June of 2006, the Fed had raised its Federal Funds Target Rate (Fed Funds Rate) 17 consecutive times, bringing the Fed Funds rate to 5.25%. During this period, 3-month LIBOR (London Inter-Bank Offer Rate), generally considered the benchmark rate for the domestic floating rate debt market, also rose consistently, peaking around 5.52%. This dynamic has proven to be very beneficial to the floating rate asset class, including the bank loans and floating rate notes that constitute the Fund's core portfolio.

Over the past few months of the year, the Fed faced the increasingly difficult choice of whether to i.) continue raising rates to restrain inflation, or ii.) ease monetary policy in order to forestall a potential recession tied to higher housing costs and lower consumer demand. Balancing several factors in its analysis, the Fed decided to pause its long-term strategy of rate increases. Consequently, both the Fed Funds and LIBOR benchmarks have held at flat levels since this time.

Despite some concern about the potential for economic weakness toward the end of the year, the credit markets actually rallied during this period. While the investment grade corporate and high yield bond sectors led the way with very strong returns, the floating rate asset class also posted solid results. Overall, the fiscal year just completed proved to be a very good one for our asset classes with market liquidity is at an all-time high, and the incidence of loan/bond defaults and distressed credits has been very low. Although floating rate asset valuations fluctuated throughout the year, as is typical, price volatility has been within normal expectations. As a result, the NAV for the Fund remained within a relatively narrow band throughout the period.

--------------------------------------------------------------------------------

Over the 12 month period ended October 31, 2006, the performance of the Floating Rate Fund benefited from several positive dynamics:

i. Rising short-term interest rates throughout most of the year, as evidenced by a total increase in the LIBOR benchmark by over 1%;

ii. Attractive average spread over LIBOR for the floating rate assets in the Fund. Spread is the premium that issuers pay to lenders to compensate for credit risk assumed;

iii. A modest amount of realized trading gains, which boosted returns;

iv. Minimal losses from loan defaults and sales of financially distressed holdings;

v. The consistently high percentage of loan/bond fundings in the Fund, even considering the strong growth of assets in the Fund during the year. The Fund seeks to remain fully invested in order to generate income

vi. Very tight supply/demand balance for US leveraged loan assets, which supported relatively high valuations for new and existing holdings of the Fund. With more than 300 holdings (no individual issuers larger than 1.3% of the portfolio) and exposure to more than 30 industries, the Fund continues to be very well diversified -- a key aspect of our strategy.

WHAT IS THE OUTLOOK?

The new fiscal year has thus far witnessed ongoing strength and liquidity of the loan and bond markets, with valuations up even more from recent levels. We expect new bank loan issue volume to remain very high for the near term and to include some of the largest new issue transactions ever sold into our market. Given the Fed's neutral approach toward future rate increases and the relatively benign nature of most recent economic indicators, we anticipate that the overall tone for the bank loan and floating rate bond markets should remain positive well into 2007. As always, we remain very focused on generating attractive returns for the Fund while ensuring relative NAV price stability for shareholders. We expect to add credits selectively to the Fund via reasonably priced new loans and purchases in the secondary markets, while also protecting overall portfolio value through i.) "defensive" sales of loans and securities with weakening credit profiles, and ii.) proactive reduction of exposure to industries with deteriorating prospects.

DIVERSIFICATION BY INDUSTRY
as of October 31, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                            14.5%
-------------------------------------------------------------------
Capital Goods                                               2.5
-------------------------------------------------------------------
Consumer Cyclical                                          12.5
-------------------------------------------------------------------
Consumer Staples                                            4.6
-------------------------------------------------------------------
Energy                                                      1.7
-------------------------------------------------------------------
Finance                                                     7.9
-------------------------------------------------------------------
Health Care                                                 9.7
-------------------------------------------------------------------
Services                                                   25.0
-------------------------------------------------------------------
Technology                                                 15.2
-------------------------------------------------------------------
Transportation                                              2.3
-------------------------------------------------------------------
Utilities                                                   4.0
-------------------------------------------------------------------
Short-Term Investments                                      3.4
-------------------------------------------------------------------
Other Assets & Liabilities                                 -3.3
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

The Hartford Focus Fund
(subadvised by Wellington Management Company, LLP)

INVESTMENT OBJECTIVE -- SEEKS LONG-TERM CAPITAL APPRECIATION.


PERFORMANCE OVERVIEW(2) 5/24/01 - 10/31/06
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                         FOCUS FUND                       S&P 500 INDEX
                                                                         ----------                       -------------
5/24/01                                                                     9450                              10000
                                                                            9441                               9715
                                                                            9185                               9479
                                                                            8996                               9386
                                                                            8770                               8799
                                                                            8014                               8088
10/01                                                                       8335                               8243
                                                                            9129                               8875
                                                                            9526                               8953
                                                                            9176                               8823
                                                                            9072                               8652
                                                                            9299                               8978
                                                                            8439                               8434
                                                                            8222                               8372
                                                                            7513                               7776
                                                                            7125                               7170
                                                                            7088                               7217
                                                                            6275                               6433
10/02                                                                       6917                               6998
                                                                            7626                               7410
                                                                            7106                               6975
                                                                            6927                               6793
                                                                            6719                               6691
                                                                            6738                               6756
                                                                            7229                               7312
                                                                            7664                               7697
                                                                            7721                               7795
                                                                            8042                               7933
                                                                            8108                               8087
                                                                            7919                               8002
10/03                                                                       8448                               8454
                                                                            8514                               8528
                                                                            9034                               8975
                                                                            9091                               9140
                                                                            9110                               9267
                                                                            8892                               9127
                                                                            8703                               8984
                                                                            8807                               9107
                                                                            9063                               9284
                                                                            8855                               8977
                                                                            8826                               9013
                                                                            8789                               9110
10/04                                                                       8637                               9249
                                                                            8996                               9624
                                                                            9246                               9951
                                                                            9029                               9708
                                                                            9218                               9913
                                                                            8887                               9737
                                                                            8849                               9553
                                                                            9209                               9856
                                                                            9190                               9870
                                                                            9662                              10237
                                                                            9643                              10144
                                                                            9785                              10226
10/05                                                                       9700                              10056
                                                                           10069                              10435
                                                                           10121                              10439
                                                                           10312                              10716
                                                                           10207                              10745
                                                                           10283                              10878
                                                                           10417                              11024
                                                                           10122                              10707
                                                                            9846                              10722
                                                                            9684                              10788
                                                                            9998                              11044
                                                                           10217                              11328
10/06                                                                      10484                              11697

    --- FOCUS FUND                             --- S&P 500 INDEX
        $9,450  starting value                     $10,000 starting value
        $10,484 ending value                       $11,697 ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

AVERAGE ANNUAL TOTAL RETURNS(1) (as of 10/31/06)

           INCEPTION                       SINCE
             DATE      1 YEAR   5 YEAR   INCEPTION
-------------------------------------------------------
Focus A#   5/24/2001   8.07%    4.69%      1.92%
-------------------------------------------------------
Focus A##  5/24/2001   2.13%    3.51%      0.87%
-------------------------------------------------------
Focus B#   5/24/2001   7.24%    3.93%      1.18%
-------------------------------------------------------
Focus B##  5/24/2001   2.24%    3.59%      1.01%
-------------------------------------------------------
Focus C#   5/24/2001   7.34%    3.95%      1.20%
-------------------------------------------------------
Focus C##  5/24/2001   6.34%    3.95%      1.20%
-------------------------------------------------------
Focus Y#   5/24/2001   8.57%    5.19%      2.39%
-------------------------------------------------------

 # Without sales charge
## With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
(2) Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

PORTFOLIO MANAGER

STEVEN T. IRONS, CFA
Senior Vice President, Partner

PETER I. HIGGINS, CFA
Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class A shares of The Hartford Focus Fund returned 8.07%, before sales charges, for the twelve-month period ended October 31, 2006, underperforming its benchmark, the S&P 500 Index which returned 16.33% for the same period. The Fund also underperformed the 14.23% return of the average fund in the Lipper Large Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

Despite weakening housing prices, concerns regarding the consumer and the Federal Reserve's monetary tightening, equity markets continue to show strength. The S&P 500 was up 16.33% for the reporting period and showed broad based strength posting positive results in all ten sectors. Sector results were led by Telecommunication Services, Materials, and Energy. Information Technology, Health Care, and Consumer Staples all posted robust returns but lagged the general market.

The Fund underperformed during the period due to poor stock selection across several sectors including Consumer Discretionary and Health Care. Sector allocation did not play a major role in performance. XM Satellite, Boston Scientific, Dollar General and Medtronic detracted from benchmark relative returns during the period. Media company XM Satellite continues to come under pressure. Decelerating customer addition trends and regulatory review of product compliance have caused investors to question the market opportunity. The portfolio continues to hold the stock based on positive long-term trends in satellite radio due to original equipment manufacturer (OEM) adoption. Boston Scientific has had a tough year suffering from erosion of its Implantable Cardioverter Defibrillator (ICD) market share, concerns surrounding its drug eluting stent business, and continued issues with cardiac product recalls after its recently acquired Guidant business. We retain our position as the fundamentals of the company remain sound and the stock is attractively priced. Discount retailer Dollar General disappointed due to high gasoline prices hitting Dollar General customers and thus impacting the company's top line. Additionally, Dollar General has been selling more lower-margin "highly consumables" than anticipated. These are products like perishable foods and cleaning supplies are used up quickly by consumers and need to be replaced frequently, but carry thin margins. Medtronic also suffered due to concerns about its ICD business. We believe the company will benefit from improvements in its ICD business as well as from its strong product pipeline.

--------------------------------------------------------------------------------

Consistent with the Fund's approach of searching for stocks across the full spectrum of opportunities, the Fund had strong performance from stocks in a variety of sectors including Information Technology and Financials. Stocks that contributed the most to the Fund's relative returns (i.e. returns of the Fund as measured against the benchmark) included Munich Re, UBS, Cisco and Accenture. UBS, the Swiss-based financial institution, posted outstanding results due primarily to its succeeding wealth management business. The firm has a superior business mix that leads to less volatility and should continue to be rewarded with higher multiples than the average broker. Manufacturer of networking systems Cisco has been reporting better than expected earnings as enterprise and service provider revenues improve. Additionally, sales to emerging markets are providing added growth. We have been taking profits and trimming our position in Cisco. German reinsurance company Munich Re reported better-than-expected results due to higher profits from investments and fewer claims due to low levels of natural catastrophes. The company continues to generate good return on capital and improving capital management. Accenture, a global management consulting company, has seen solid results due to strong demand for its consulting and outsourcing services. Additionally, the company has a solid pipeline of new bookings, is well run, and is aggressively returning cash to shareholders.

WHAT IS THE OUTLOOK?

The Fund is managed in a concentrated, large cap core investment approach. The fund is constructed by selecting roughly 20-40 stocks from the universe of the 80 to 120 stocks in The Hartford Stock Fund. We look for stocks that exhibit some or all of the following characteristics: leadership within an industry, a strong balance sheet, solid management teams, high return on equity, accelerating earnings, and/or attractive valuation with a catalyst. At end of the period, the Fund's bottom-up investment approach resulted in overweights in Health Care, Information Technology and Industrials and underweights in Energy, Financials and Utilities.

DIVERSIFICATION BY INDUSTRY
as of October 31, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             4.6%
-------------------------------------------------------------------
Capital Goods                                               4.1
-------------------------------------------------------------------
Consumer Cyclical                                           4.9
-------------------------------------------------------------------
Consumer Staples                                            4.2
-------------------------------------------------------------------
Energy                                                      4.3
-------------------------------------------------------------------
Finance                                                    20.2
-------------------------------------------------------------------
Health Care                                                14.5
-------------------------------------------------------------------
Services                                                    9.5
-------------------------------------------------------------------
Technology                                                 33.4
-------------------------------------------------------------------
Short-Term Investments                                      0.7
-------------------------------------------------------------------
Other Assets & Liabilities                                 -0.4
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

The Hartford Global Communications Fund
(subadvised by Wellington Management Company, LLP)

INVESTMENT OBJECTIVE -- SEEKS LONG-TERM CAPITAL APPRECIATION.


PERFORMANCE OVERVIEW(2) 10/31/00 - 10/31/06
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                                 MSCI AC WORLD
                                                GLOBAL COMMUNICATIONS     TELECOMMUNICATIONS SERVICES
                                                        FUND                         INDEX                    S&P 500 INDEX
                                                ---------------------     ---------------------------         -------------
10/31/00                                                9450                         10000                        10000
                                                        7314                          8625                         9212
                                                        7399                          8405                         9257
                                                        8883                          9230                         9586
                                                        7069                          7800                         8712
                                                        5982                          7361                         8161
                                                        6492                          7922                         8794
                                                        5963                          7312                         8853
                                                        5689                          6831                         8638
                                                        5585                          6911                         8553
                                                        4791                          6173                         8018
                                                        4564                          6248                         7370
10/01                                                   4319                          6020                         7511
                                                        4564                          6306                         8087
                                                        4697                          6343                         8158
                                                        4101                          5775                         8039
                                                        3600                          5513                         7884
                                                        3733                          5585                         8181
                                                        3317                          4976                         7685
                                                        3326                          5009                         7628
                                                        2882                          4489                         7085
                                                        2731                          4254                         6533
                                                        2882                          4250                         6576
                                                        2504                          3594                         5862
10/02                                                   3062                          4411                         6377
                                                        3393                          4883                         6752
                                                        3241                          4594                         6356
                                                        3156                          4493                         6190
                                                        3137                          4261                         6097
                                                        3081                          4208                         6156
                                                        3383                          4713                         6662
                                                        3667                          5055                         7013
                                                        3865                          5098                         7103
                                                        3875                          4978                         7228
                                                        3988                          4964                         7369
                                                        4064                          4994                         7291
10/03                                                   4413                          5234                         7703
                                                        4564                          5413                         7770
                                                        5018                          5855                         8178
                                                        5160                          6052                         8328
                                                        5160                          6096                         8444
                                                        5160                          5968                         8316
                                                        4961                          5868                         8186
                                                        4905                          5717                         8298
                                                        5084                          5824                         8459
                                                        4923                          5792                         8179
                                                        4668                          5848                         8212
                                                        4791                          6000                         8301
10/04                                                   5179                          6285                         8428
                                                        5963                          6751                         8769
                                                        6194                          7014                         9067
                                                        5956                          6718                         8846
                                                        6184                          6828                         9032
                                                        5794                          6656                         8872
                                                        5613                          6537                         8704
                                                        5784                          6520                         8981
                                                        6203                          6585                         8994
                                                        6775                          6882                         9328
                                                        6746                          6871                         9243
                                                        7004                          6917                         9318
10/05                                                   6785                          6733                         9162
                                                        7004                          6665                         9508
                                                        7090                          6669                         9512
                                                        7273                          6799                         9764
                                                        7399                          6831                         9790
                                                        7534                          7058                         9912
                                                        7727                          7319                        10045
                                                        7012                          7118                         9756
                                                        6800                          7147                         9769
                                                        6761                          7339                         9829
                                                        6915                          7501                        10063
                                                        7157                          7823                        10322
10/06                                                   7775                          8348                        10658

    --- GLOBAL COMMUNICATIONS FUND            --- MSCI AC WORLD TELECOMMUNICATIONS
        $9,450 starting value                     SERVICES INDEX
        $7,775 ending value                       $10,000 starting value
                                                  $8,348  ending value
    -- S&P 500 INDEX
        $10,000 starting value
        $10,658 ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

MSCI AC (ALL COUNTRY) WORLD TELECOMMUNICATIONS SERVICES INDEX is a free float-adjusted market capitalization index which measures the performance of companies within the telecommunications sector across both developed and emerging market countries. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

AVERAGE ANNUAL TOTAL RETURNS(1) (as of 10/31/06)

                 INCEPTION                        SINCE
                    DATE      1 YEAR   5 YEAR   INCEPTION
--------------------------------------------------------------
Global Comm A#   10/31/2000   14.60%   12.47%    -3.20%
--------------------------------------------------------------
Global Comm A##  10/31/2000    8.30%   11.21%    -4.11%
--------------------------------------------------------------
Global Comm B#   10/31/2000   13.93%   11.72%    -3.84%
--------------------------------------------------------------
Global Comm B##  10/31/2000    8.93%   11.46%    -4.00%
--------------------------------------------------------------
Global Comm C#   10/31/2000   13.74%   11.65%    -3.89%
--------------------------------------------------------------
Global Comm C##  10/31/2000   12.74%   11.65%    -3.89%
--------------------------------------------------------------
Global Comm Y#   10/31/2000   15.14%   12.98%    -2.73%
--------------------------------------------------------------

 # Without sales charge
## With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
(2) Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

PORTFOLIO MANAGEMENT TEAM

ARCHANA BASI, CFA
Vice President, Global Industry Analyst

DAVID NINCIC, CFA
Vice President, Global Industry Analyst

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class A shares of The Hartford Global Communications Fund returned 14.60%, before sales charges, for the twelve-month period ended October 31, 2006, underperforming its benchmark, the MSCI All Country World Telecommunication Services Index, which returned 24.12% for the same period. The Fund lagged the 19.81% return of the average fund in the Lipper Telecommunications Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

Telecommunication Services stocks performed well during the period, outpacing the broader market as represented by the S&P 500 Index and the MSCI World Index.

The Fund's strong absolute performance was primarily due to holdings within Wireless Telecommunications Services. However, security selection within the Integrated Telecommunications Services sub-industry detracted from benchmark relative returns. Overall allocation decisions across the sub-industries also hurt relative performance.

Top contributors to relative and absolute performance during the period included Phillipines Long Distance, Turkcell, Vimpel Communications and Mobile Telesystems. Phillipines Long Distance Telephone benefited from better-than-expected wireless growth and improved cost efficiencies, which resulted in increased margins. Turkcell, a mobile communication services provider, performed well despite a challenging macro backdrop in Turkey. In Russia, both Vimpel Communications and Mobile Telesystems reported strong results and stable average revenues per user (ARPU), suggesting that price competition was easing. We held all four stocks at the end of the period.

Stocks that detracted from relative and absolute performance included KongZhong, NeuStar and Westell Technologies. KongZhong, a provider of interactive entertainment services for wireless devices in China, shares suffered because of announced

--------------------------------------------------------------------------------

regulatory changes that will hurt its revenues. NeuStar, a telephone number database company, fell due to investor concerns about a contract renegotiation that resulted in lower rates. Westell, a telecommunications equipment company, fell after the company lowered third quarter guidance because of anticipated changes in customer promotional activity and pricing reductions amidst seasonal softness in several businesses. We sold Westell during the period and held KongZhong and NeuStar at the end of the period.

WHAT IS THE OUTLOOK?

For the remainder of 2006, we remain optimistic on the performance of telecom stocks. Within the wireline sector, we prefer stocks outside of North America. While many international wireline carriers face access line declines and voice substitution to wireless, these same carriers often have wireless operations that are performing well, resulting in solid revenue growth.

For the wireless sector, we remain bullish on US stocks. The US wireless industry is a telecom rarity because the sector is experiencing capacity constraints, whereas the telecom norm is one of excess supply. We believe these capacity constraints should result in pricing power and, ultimately, strong financial results for the US wireless carriers.

While the telecom industry is highly competitive, we believe that there are many attractive opportunities and that the Fund can continue to find underpriced stocks of companies with improving business fundamentals. Often, these companies are not well known among global investors, but we frequently find the best opportunities in stocks unfamiliar to the investment community.

At the end of the period the Fund was positioned based on our beliefs that wireless stocks are likely to outperform wireline stocks; North American and Asian wireless are likely to outperform European wireless; and Emerging Market wireline stocks are likely to outperform developed market wireline stocks.

DIVERSIFICATION BY INDUSTRY
as of October 31, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Communications Equipment Manufacturing                      3.9%
-------------------------------------------------------------------
Other Telecommunications                                   27.7
-------------------------------------------------------------------
Semiconductor, Electronic Component Manufacturing           0.5
-------------------------------------------------------------------
Software Publishers                                         3.9
-------------------------------------------------------------------
Wired Telecommunications Carriers                          23.2
-------------------------------------------------------------------
Wireless Communications Services                            5.1
-------------------------------------------------------------------
Wireless Telecommunications Carriers                       32.6
-------------------------------------------------------------------
Short-Term Investments                                     12.0
-------------------------------------------------------------------
Other Assets & Liabilities                                 -8.9
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY COUNTRY
as of October 31, 2006

                                                      PERCENTAGE OF
DIVERSIFICATION BY COUNTRY                             NET ASSETS
-------------------------------------------------------------------
Brazil                                                      8.6%
-------------------------------------------------------------------
China                                                       1.8
-------------------------------------------------------------------
Egypt                                                       1.0
-------------------------------------------------------------------
France                                                      6.1
-------------------------------------------------------------------
Germany                                                     1.7
-------------------------------------------------------------------
Italy                                                       0.3
-------------------------------------------------------------------
Luxembourg                                                  3.5
-------------------------------------------------------------------
Morocco                                                     0.1
-------------------------------------------------------------------
Norway                                                      4.1
-------------------------------------------------------------------
Philippines                                                 5.9
-------------------------------------------------------------------
Russia                                                     15.6
-------------------------------------------------------------------
South Africa                                                6.9
-------------------------------------------------------------------
South Korea                                                 0.5
-------------------------------------------------------------------
Spain                                                       4.0
-------------------------------------------------------------------
Turkey                                                      6.0
-------------------------------------------------------------------
United States                                              30.8
-------------------------------------------------------------------
Short-Term Investments                                     12.0
-------------------------------------------------------------------
Other Assets & Liabilities                                 -8.9
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

The Hartford Global Financial Services Fund
(subadvised by Wellington Management Company, LLP)

INVESTMENT OBJECTIVE -- SEEKS LONG-TERM CAPITAL APPRECIATION.


PERFORMANCE OVERVIEW(2) 10/31/00 - 10/31/06
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                              GLOBAL FINANCIAL SERVICES   MSCI FINANCE EX REAL ESTATE
                                                        FUND                         INDEX                    S&P 500 INDEX
                                              -------------------------   ---------------------------         -------------
10/31/00                                                 9450                        10000                        10000
                                                         9091                         9618                         9212
                                                        10036                        10358                         9257
                                                         9856                        10361                         9586
                                                         9630                         9685                         8712
                                                         9289                         9114                         8161
                                                         9715                         9501                         8794
                                                         9941                         9447                         8853
                                                         9989                         9364                         8638
                                                         9885                         9166                         8553
                                                         9715                         9066                         8018
                                                         8836                         8104                         7370
10/01                                                    8855                         8117                         7511
                                                         9100                         8533                         8087
                                                         9384                         8630                         8158
                                                         8949                         8330                         8039
                                                         8921                         8183                         7884
                                                         9403                         8772                         8181
                                                         9431                         8799                         7685
                                                         9299                         8911                         7628
                                                         8987                         8423                         7085
                                                         8080                         7630                         6533
                                                         8070                         7728                         6576
                                                         7135                         6668                         5862
10/02                                                    7588                         7314                         6377
                                                         8004                         7672                         6752
                                                         7566                         7225                         6356
                                                         7206                         6988                         6190
                                                         7025                         6841                         6097
                                                         6987                         6711                         6156
                                                         7718                         7651                         6662
                                                         8098                         8072                         7013
                                                         8184                         8233                         7103
                                                         8459                         8609                         7228
                                                         8430                         8518                         7369
                                                         8582                         8730                         7291
10/03                                                    9218                         9425                         7703
                                                         9256                         9508                         7770
                                                         9831                        10097                         8178
                                                        10023                        10330                         8328
                                                        10281                        10564                         8444
                                                        10243                        10532                         8316
                                                         9803                        10162                         8186
                                                         9831                        10238                         8298
                                                         9927                        10348                         8459
                                                         9477                        10035                         8179
                                                         9717                        10293                         8212
                                                         9784                        10403                         8301
10/04                                                    9994                        10686                         8428
                                                        10434                        11230                         8769
                                                        10951                        11808                         9067
                                                        10680                        11530                         8846
                                                        10768                        11742                         9032
                                                        10477                        11409                         8872
                                                        10400                        11218                         8704
                                                        10525                        11348                         8981
                                                        10738                        11519                         8994
                                                        10961                        11790                         9328
                                                        10884                        11822                         9243
                                                        11194                        12227                         9318
10/05                                                   11232                        12296                         9162
                                                        11794                        12859                         9508
                                                        11998                        13204                         9512
                                                        12496                        13694                         9764
                                                        12633                        14035                         9790
                                                        12760                        14201                         9912
                                                        13337                        14808                        10045
                                                        12819                        14197                         9756
                                                        12702                        14154                         9769
                                                        12731                        14352                         9829
                                                        13181                        14783                        10063
                                                        13356                        15093                        10322
10/06                                                   13689                        15531                        10658

    --- GLOBAL FINANCIAL SERVICES FUND         --- MSCI FINANCE EX REAL ESTATE INDEX
        $9,450  starting value                     $10,000 starting value
        $13,689 ending value                       $15,531 ending value

    -- S&P 500 INDEX
        $10,000 starting value
        $10,658 ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

MSCI FINANCE EX-REAL ESTATE INDEX is a cap-weighted index that measures the performance of financial stocks from around the world. This index excludes real estate.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.


Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

AVERAGE ANNUAL TOTAL RETURNS(1) (as of 10/31/06)

                    INCEPTION      1        5       SINCE
                       DATE       YEAR    YEAR    INCEPTION
----------------------------------------------------------------
Global Fin Ser A#   10/31/2000   21.87%   9.10%     6.37%
----------------------------------------------------------------
Global Fin Ser A##  10/31/2000   15.16%   7.87%     5.37%
----------------------------------------------------------------
Global Fin Ser B#   10/31/2000   21.06%   8.36%     5.63%
----------------------------------------------------------------
Global Fin Ser B##  10/31/2000   16.06%   8.06%     5.50%
----------------------------------------------------------------
Global Fin Ser C#   10/31/2000   20.88%   8.32%     5.61%
----------------------------------------------------------------
Global Fin Ser C##  10/31/2000   19.88%   8.32%     5.61%
----------------------------------------------------------------
Global Fin Ser Y#   10/31/2000   22.24%   9.59%     6.84%
----------------------------------------------------------------

 # Without sales charge
## With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
(2) Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

PORTFOLIO MANAGEMENT TEAM

MARK T. LYNCH, CFA
Senior Vice President, Partner,
Global Industry Analyst

THEODORE SHASTA, CFA
Senior Vice President, Partner,
Global Industry Analyst

JENNIFER L. NETTESHEIM, CFA
Vice President, Global Industry Analyst

R. ANDREW HEISKELL
Vice President, Global Industry Analyst

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class A shares of The Hartford Global Financial Services Fund returned 21.87%, before sales charges, for the twelve-month period ended October 31, 2006, underperforming its benchmark, the MSCI Finance ex-Real Estate Index, which returned 26.30% for the same period. The Fund outperformed the 18.58% return of the average fund in the Lipper Financial Services Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

Financial stocks have performed well over the last twelve months despite interest rate uncertainty and inflation concerns. The Finance sector outperformed both the S&P 500 and MSCI World Index during the twelve-month period. Almost all industries within the Finance sector posted positive returns, led by Capital Markets and Diversified Financial Services, while Real Estate Management & Development and Consumer Finance companies trailed by the widest margin.

Commercial Banks and Capital Markets contributed most to the Fund's strong absolute performance during the period. Industry allocation, including the Fund's slight overweights in Consumer Finance and Thrifts and Mortgage Finance, detracted from benchmark relative performance. Weaker security selection within Insurance also hurt relative returns as St Paul Travelers, ACE and American International Group were among relative detractors during the period. We sold our positions in St Paul Travelers and American International Group and continued to hold ACE at the end of the period.

Top contributors to relative performance included Euronext and Capitalia, while Banco Bilbao Vizcaya contributed most on an absolute basis. The prospect of industry consolidation played a part in driving up shares of stock market companies such as

--------------------------------------------------------------------------------

Euronext during the period. Capitalia shares surged on speculation that further consolidation in the Italian banking market would see it become a likely takeover target. Banco Bilbao Vizcaya benefited from strong growth in emerging markets. We eliminated the Euronext and Capitalia and continued to hold Banco Bilbao Vizcaya at the end of the period.

WHAT IS THE OUTLOOK?

We remain bearish on US banking since recent earnings-per-share growth has come from unsustainable areas such as venture capital, mortgage banking and credit quality while the less volatile areas, particularly spread income, are under severe competitive pressure. In addition, loan quality statistics are beginning to deteriorate from pristine levels and the hard landing for the homebuilders will likely challenge the more aggressive banks. Within the US we favor the cheaper, less risky large banks as value is difficult to find in the small caps. We continue to expect stronger growth opportunities outside the US, particularly in diversified financial services and banking.

Within Capital Markets, the merger and acquisition cycle remains robust. We have maintained a cautious stance within Investment Banks; however, we believe there is longer-term potential due to the depth and breadth of product, geographies and liquidity in the market place. In addition, the fourth and first quarters are seasonally stronger periods for these business models. We are also focusing on Asset Managers that concentrate on organic growth with excess cash deployment.

We are likely nearing the end of the bull market in life insurance stocks. We expect that year-over-year comparisons will become increasingly difficult as growth slows. The US market remains highly competitive with modest margins and limited growth potential. The large, globally diversified life companies continue to have an advantage in terms of scale, distribution and product development.

At the end of the period we were most overweight the Insurance, Diversified Financial Services and Consumer Finance industries and underweight Commercial Banks and Capital Markets.

DIVERSIFICATION BY COUNTRY
as of October 31, 2006

                                                      PERCENTAGE OF
COUNTRY                                                NET ASSETS
-------------------------------------------------------------------
Australia                                                   4.6%
-------------------------------------------------------------------
Canada                                                      2.8
-------------------------------------------------------------------
Germany                                                     7.6
-------------------------------------------------------------------
Hong Kong                                                   2.1
-------------------------------------------------------------------
Italy                                                       5.9
-------------------------------------------------------------------
Japan                                                       4.6
-------------------------------------------------------------------
Netherlands                                                 2.7
-------------------------------------------------------------------
Spain                                                       3.8
-------------------------------------------------------------------
Switzerland                                                 8.3
-------------------------------------------------------------------
United Kingdom                                              7.5
-------------------------------------------------------------------
United States                                              48.1
-------------------------------------------------------------------
Short-Term Investments                                     11.0
-------------------------------------------------------------------
Other Assets & Liabilities                                 -9.0
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
as of October 31, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Commercial Banking                                          4.5%
-------------------------------------------------------------------
Depository Credit Banking                                  22.3
-------------------------------------------------------------------
Insurance Carriers                                         22.8
-------------------------------------------------------------------
International Trade Financing (Foreign Banks)              24.1
-------------------------------------------------------------------
Monetary Authorities -- Central Bank                        4.1
-------------------------------------------------------------------
Nondepository Credit Banking                                3.6
-------------------------------------------------------------------
Other Financial Investment Activities                       4.5
-------------------------------------------------------------------
Real Estate Credit (Mortgage Banking)                       3.3
-------------------------------------------------------------------
Securities and Commodity Exchanges                          2.1
-------------------------------------------------------------------
Securities, Commodities and Brokerage                       6.7
-------------------------------------------------------------------
Short-Term Investments                                     11.0
-------------------------------------------------------------------
Other Assets & Liabilities                                 -9.0
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

The Hartford Global Health Fund
(subadvised by Wellington Management Company, LLP)

INVESTMENT OBJECTIVE -- SEEKS LONG-TERM CAPITAL
APPRECIATION.

PERFORMANCE OVERVIEW(3) 5/1/00 - 10/31/06
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                                                        GOLDMAN SACHS HEALTH CARE
                                                   GLOBAL HEALTH FUND             S&P 500 INDEX                   INDEX
                                                   ------------------             -------------         -------------------------
5/1/00                                                     9450                       10000                       10000
                                                           9620                        9795                       10391
                                                          11323                       10036                       11522
                                                          11503                        9879                       11132
                                                          12118                       10493                       11534
                                                          12922                        9939                       12043
10/00                                                     13111                        9897                       12333
                                                          13463                        9117                       12507
                                                          13965                        9162                       12959
                                                          13168                        9487                       11763
                                                          13128                        8622                       11708
                                                          12321                        8076                       10664
                                                          12981                        8703                       11130
                                                          13591                        8762                       11375
                                                          13679                        8549                       11088
                                                          13601                        8464                       11392
                                                          13394                        7935                       11100
                                                          12961                        7294                       11014
10/01                                                     13266                        7434                       11029
                                                          13989                        8004                       11619
                                                          14170                        8074                       11399
                                                          13768                        7956                       11094
                                                          13818                        7803                       11038
                                                          14190                        8096                       11176
                                                          13707                        7605                       10478
                                                          13285                        7550                       10274
                                                          12078                        7012                        9297
                                                          11756                        6466                        9093
                                                          11525                        6508                        9158
                                                          10831                        5801                        8669
10/02                                                     11485                        6311                        9072
                                                          12272                        6682                        9325
                                                          11673                        6290                        9002
                                                          11498                        6126                        9007
                                                          11116                        6034                        8852
                                                          11230                        6092                        9121
                                                          12210                        6594                        9541
                                                          13407                        6941                        9986
                                                          13717                        7029                       10414
                                                          13769                        7153                       10455
                                                          13634                        7293                       10226
                                                          13944                        7215                       10241
10/03                                                     14243                        7623                       10342
                                                          14591                        7690                       10529
                                                          15306                        8093                       11091
                                                          15877                        8242                       11417
                                                          15981                        8356                       11573
                                                          15804                        8230                       11239
                                                          15949                        8101                       11639
                                                          15866                        8212                       11624
                                                          16064                        8372                       11622
                                                          15203                        8095                       10895
                                                          15358                        8127                       11029
                                                          15524                        8215                       11000
10/04                                                     15555                        8341                       10743
                                                          16062                        8678                       11018
                                                          17120                        8973                       11786
                                                          16488                        8755                       11428
                                                          16324                        8939                       11732
                                                          15910                        8781                       11742
                                                          16378                        8614                       12207
                                                          16607                        8888                       12432
                                                          16847                        8901                       12487
                                                          17698                        9232                       12919
                                                          18276                        9147                       12976
                                                          18570                        9222                       12891
10/05                                                     17992                        9068                       12631
                                                          18469                        9410                       12902
                                                          19153                        9414                       13213
                                                          19768                        9663                       13372
                                                          19756                        9689                       13475
                                                          19802                        9810                       13324
                                                          19559                        9941                       12904
                                                          19223                        9655                       12675
                                                          19304                        9668                       12680
                                                          19791                        9728                       13211
                                                          20104                        9959                       13558
                                                          20208                       10215                       13693
10/06                                                     20683                       10548                       13779

    --- GLOBAL HEALTH FUND                     -- GOLDMAN SACHS HEALTH CARE INDEX
        $9,450  starting value                     $10,000 starting value
        $20,683 ending value                       $13,779 ending value

    --- S&P 500 INDEX
        $10,000 starting value
        $10,548  ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

GOLDMAN SACHS HEALTH CARE INDEX is an unmanaged index designed to measure the performance of companies in the health care sector. Issues in the index include providers of health care related services including long-term care and hospitalization facilities, health care management organizations and continuing care services.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.



Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

AVERAGE ANNUAL TOTAL RETURNS(1,2) (as of 10/31/06)

                   INCEPTION                       SINCE
                     DATE      1 YEAR   5 YEAR   INCEPTION
---------------------------------------------------------------
Global Health A#   5/1/2000    14.96%   9.28%     12.80%
---------------------------------------------------------------
Global Health A##  5/1/2000     8.63%   8.06%     11.82%
---------------------------------------------------------------
Global Health B#   5/1/2000    14.10%   8.51%     11.98%
---------------------------------------------------------------
Global Health B##  5/1/2000     9.10%   8.22%     11.98%
---------------------------------------------------------------
Global Health C#   5/1/2000    14.17%   8.51%     11.99%
---------------------------------------------------------------
Global Health C##  5/1/2000    13.17%   8.51%     11.99%
---------------------------------------------------------------
Global Health I#   5/1/2000    15.09%   9.31%     12.82%
---------------------------------------------------------------
Global Health Y#   5/1/2000    15.56%   9.89%     13.42%
---------------------------------------------------------------

 # Without sales charge
## With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance.
(2) The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
(3) Growth of a $10,000 investment in Classes B, C, I and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

PORTFOLIO MANAGEMENT TEAM

JOSEPH H. SCHWARTZ, CFA
Senior Vice President, Partner,
Global Industry Analyst

JEAN M. HYNES, CFA
Senior Vice President, Partner,
Global Industry Analyst

ANN C. GALLO
Senior Vice President, Partner,
Global Industry Analyst

KIRK J. MAYER, CFA
Vice President, Global Industry Analyst

ROBERT L. DERESIEWICZ
Vice President, Global Industry Analyst

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class A shares of The Hartford Global Health Fund returned 14.96%, before sales charges, for the twelve-month period ended October 31, 2006, outperforming its benchmark, the Goldman Sachs Health Care Index, which returned 9.09% for the same period. The Fund also outperformed the 8.41% return of the average fund in the Lipper Health and Biotechnology peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

The Health Care sector performed well during the period but lagged the broader market, as represented by the S&P 500. The Fund's outperformance was driven by superior security selection relative to the benchmark, particularly within Pharmaceuticals and Biotechnology. Industry allocation decisions also positively impacted relative performance.

The top relative and absolute performers came from the Pharmaceutical sub-sector; Daiichi Sankyo, AstraZeneca and Shionogi. After the completion of the Daiichi Pharmaceutical and Sankyo merger, investor confidence grew in the combined entity's ability to grow earnings and its long-term prospects from numerous synergies. In addition, Daiichi Sankyo's R&D day boosted enthusiasm for its developmental projects in diabetes, cancer, and cardiovascular disease. AstraZeneca benefited from strong sales of its cholesterol lowering drug Crestor, as demand in the cholesterol market remains high. Shionogi shares performed well from a profitable royalty stream off sales of Crestor. We held all three stocks at the end of the period.

--------------------------------------------------------------------------------

Aetna was the largest detractor of absolute and relative performance and we eliminated the stock during the period. Aetna shares fell as the company experienced pricing issues as well as an unanticipated increase in high acuity inpatient claims. The company also faced increased competition in several regions including the Northeast, Florida and the Mid-Atlantic. While our Pharmaceutical holdings contributed strongly to overall performance, the Fund did not own strong performers Merck or Pfizer, which detracted from relative performance as did our holding in CV Therapeutics. Other detractors from absolute performance included Boston Scientific and UnitedHealth Group.

WHAT IS THE OUTLOOK?

With the stock market reaching new heights in the face of brewing difficult economic conditions, we expect a more subdued market lies ahead with the healthcare stocks performing somewhat better than the overall market. We will remain diversified and focused on the long-term while shifting selectively to those areas that seemingly offer the most value. At the end of the period the Fund was overweight in the Pharmaceuticals and Biotechnology sub-industries and underweight in Managed Health Care and Health Care services.

DIVERSIFICATION BY COUNTRY
as of October 31, 2006

                                                      PERCENTAGE OF
COUNTRY                                                NET ASSETS
-------------------------------------------------------------------
Belgium                                                     1.9%
-------------------------------------------------------------------
Denmark                                                     1.1
-------------------------------------------------------------------
France                                                      4.0
-------------------------------------------------------------------
Germany                                                     1.7
-------------------------------------------------------------------
Ireland                                                     1.4
-------------------------------------------------------------------
Israel                                                      0.7
-------------------------------------------------------------------
Japan                                                      14.7
-------------------------------------------------------------------
United Kingdom                                              3.1
-------------------------------------------------------------------
United States                                              68.9
-------------------------------------------------------------------
Short-Term Investments                                     16.5
-------------------------------------------------------------------
Other Assets & Liabilities                                -14.0
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
as of October 31, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Agencies, Brokerages, Other Insurance Activities            1.1%
-------------------------------------------------------------------
Basic Chemical Manufacturing                                0.7
-------------------------------------------------------------------
Drugs & Druggists Sundries Wholesalers                      6.5
-------------------------------------------------------------------
Electrical Equipment Manufacturing                          0.9
-------------------------------------------------------------------
General Medical and Surgical Hospitals                      1.9
-------------------------------------------------------------------
Health and Personal Care Stores                             1.4
-------------------------------------------------------------------
Insurance Carriers                                          5.0
-------------------------------------------------------------------
Medical Equipment & Supplies Manufacturing                  5.4
-------------------------------------------------------------------
Navigate, Measure, Control Instrument Manufacturing         6.1
-------------------------------------------------------------------
Pharmaceutical & Medicine Manufacturing                    57.7
-------------------------------------------------------------------
Professional Service -- Computer System Design &
  Related                                                   1.0
-------------------------------------------------------------------
Scientific Research & Development Services                  9.8
-------------------------------------------------------------------
Short-Term Investments                                     16.5
-------------------------------------------------------------------
Other Assets & Liabilities                                -14.0
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

The Hartford Global Leaders Fund
(subadvised by Wellington Management Company, LLP)

INVESTMENT OBJECTIVE -- SEEKS GROWTH OF CAPITAL.

PERFORMANCE OVERVIEW(2) 9/30/98 - 10/31/06
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                   GLOBAL LEADERS FUND          MSCI WORLD INDEX         MSCI WORLD GROWTH INDEX
                                                   -------------------          ----------------         -----------------------
9/30/98                                                    9450                       10000                       10000
10/98                                                     10697                       10906                       10871
                                                          11482                       11556                       11573
                                                          12319                       12122                       12419
                                                          12932                       12389                       12858
                                                          12572                       12062                       12348
                                                          13175                       12566                       12805
                                                          13476                       13063                       12784
                                                          13010                       12587                       12339
                                                          13876                       13176                       13099
                                                          14071                       13138                       12955
                                                          13993                       13117                       13115
                                                          13798                       12991                       13138
10/99                                                     14695                       13668                       13999
                                                          15772                       14055                       14821
                                                          18193                       15194                       16518
                                                          17477                       14326                       15484
                                                          19457                       14366                       16023
                                                          19389                       15361                       16979
                                                          18467                       14713                       15840
                                                          17958                       14342                       14901
                                                          18765                       14827                       15813
                                                          18135                       14412                       15018
                                                          19149                       14882                       15552
                                                          18342                       14093                       14175
10/00                                                     17288                       13858                       13581
                                                          16265                       13019                       12534
                                                          16871                       13231                       12299
                                                          16871                       13488                       12670
                                                          15320                       12350                       11055
                                                          14267                       11541                       10164
                                                          15370                       12397                       10987
                                                          15052                       12243                       10769
                                                          14764                       11861                       10394
                                                          14395                       11705                       10241
                                                          13598                       11145                        9612
                                                          12413                       10165                        8815
10/01                                                     12782                       10361                        9191
                                                          13877                       10975                        9891
                                                          13947                       11046                        9941
                                                          13489                       10712                        9618
                                                          13389                       10621                        9645
                                                          13818                       11114                        9887
                                                          13349                       10720                        9467
                                                          13618                       10745                        9421
                                                          12762                       10095                        8879
                                                          11676                        9245                        8254
                                                          11556                        9264                        8254
                                                          10201                        8247                        7437
10/02                                                     11168                        8857                        8017
                                                          12154                        9337                        8310
                                                          11088                        8886                        7992
                                                          10839                        8617                        7705
                                                          10580                        8470                        7624
                                                          10430                        8447                        7694
                                                          11596                        9201                        8247
                                                          12293                        9731                        8592
                                                          12582                        9904                        8715
                                                          12891                       10106                        8884
                                                          13250                       10327                        9064
                                                          12891                       10392                        9117
10/03                                                     13907                       11011                        9661
                                                          14236                       11181                        9800
                                                          14953                       11885                       10272
                                                          15531                       12078                       10483
                                                          16069                       12285                       10612
                                                          16358                       12208                       10508
                                                          15730                       11965                       10302
                                                          15940                       12073                       10410
                                                          16477                       12336                       10553
                                                          15182                       11936                       10048
                                                          15093                       11993                       10020
                                                          15860                       12224                       10222
10/04                                                     16428                       12526                       10474
                                                          17334                       13190                       11007
                                                          17693                       13697                       11423
                                                          17025                       13391                       11116
                                                          16627                       13822                       11403
                                                          16029                       13560                       11186
                                                          15820                       13273                       10947
                                                          16199                       13519                       11238
                                                          16348                       13642                       11293
                                                          16906                       14122                       11762
                                                          17235                       14235                       11870
                                                          17334                       14609                       12134
10/05                                                     16737                       14257                       11877
                                                          17489                       14740                       12266
                                                          17999                       15070                       12535
                                                          19381                       15746                       13114
                                                          18876                       15729                       12983
                                                          19280                       16082                       13311
                                                          19865                       16579                       13623
                                                          18755                       16028                       13107
                                                          18866                       16029                       13088
                                                          18302                       16133                       12983
                                                          18786                       16560                       13331
                                                          19118                       16762                       13451
10/06                                                     19512                       17381                       13931

--- GLOBAL LEADERS FUND    --- MSCI WORLD INDEX       -- MSCI WORLD GROWTH
    $9,450  starting           $10,000 starting       INDEX
value                      value                         $10,000 starting value
    $19,512 ending value       $17,381 ending value      $13,931 ending value

MSCI WORLD INDEX is a broad based, unmanaged, market capitalization weighted, total return index that measures the performance of 23 developed country global stock markets, including the United States, Canada, Europe, Australia, New Zealand and the Far East.

MSCI WORLD GROWTH INDEX is a broad-based unmanaged market capitalization-weighted total return index which measures the performance of growth securities in 23 developed-country global equity markets including the United States, Canada, Europe, Australia, New Zealand and the Far East.

The fund has changed its benchmark from the Morgan Stanley Capital International World Index to the Morgan Stanley Capital International World Growth Index because the fund's investment manager believes that the Morgan Stanley Capital International World Growth Index is better suited to the investment strategy of the fund.


You cannot invest directly in an index.


The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.


Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

AVERAGE ANNUAL TOTAL RETURNS(1) (as of 10/31/06)

                    INCEPTION                        SINCE
                      DATE      1 YEAR   5 YEARS   INCEPTION
-----------------------------------------------------------------
Global Leaders A#   9/30/1998   16.58%    8.82%      9.37%
-----------------------------------------------------------------
Global Leaders A##  9/30/1998   10.17%    7.60%      8.61%
-----------------------------------------------------------------
Global Leaders B#   9/30/1998   15.80%    8.02%        NA*
-----------------------------------------------------------------
Global Leaders B##  9/30/1998   10.80%    7.73%        NA*
-----------------------------------------------------------------
Global Leaders C#   9/30/1998   15.72%    8.10%      8.63%
-----------------------------------------------------------------
Global Leaders C##  9/30/1998   14.72%    8.10%      8.63%
-----------------------------------------------------------------
Global Leaders Y#   9/30/1998   17.25%    9.45%      9.97%
-----------------------------------------------------------------

 # Without sales charge
## With sales charge
 * Inception returns are not applicable for Classes B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
(2) Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

PORTFOLIO MANAGEMENT

ANDREW S. OFFIT
Senior Vice President, Partner

JEAN-MARC BERTEAUX
Vice President

MATTHEW D. HUDSON
Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class A shares of The Hartford Global Leaders Fund returned 16.58%, before sales charges, for the twelve-month period ended October 31, 2006, versus returns of 17.29% for the MSCI World Growth Index and 21.91% for the MSCI World Index. The Fund underperformed the 18.44% return of the average fund in the Lipper Global Large Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the fund.

WHY DID THE FUND PERFORM THIS WAY?

Global equities rose with moderating inflation expectations in recent months, helping to offset data suggesting a slowing global economy. The long-awaited pause in the Federal Reserve's monetary tightening cycle finally occurred, calming investor fears that the Fed would over tighten and tip the US economy into recession. The drop in oil and gas prices from record highs also bolstered optimism. Within the MSCI World Growth Index, Utilities, Materials, and Industrials led all sectors, while Health Care and Energy performed well but lagged the index returns for the twelve month period ended October 31, 2006.

The Fund's relative performance (i.e. performance of the Fund as measured against the benchmark) was driven primarily by stock selection. Performance was hurt by our holdings in Rakuten, SanDisk, and Electronic Arts. Japan's "Amazon.com," Rakuten, was the fund's largest detractor on both an absolute and relative basis. Despite no fundamental disappointments within the online retailer's core business, the stock was negatively impacted by issues in its peripheral business, rumors of its president being arrested, and a meltdown in JASDAQ stocks as retail investors fled "new Japan" companies in light of Livedoor and Murakami Fund scandals. In addition, Australian-based materials holding BHP Billiton declined over concerns of decelerating global growth eroding demand for raw materials, leading to lower profits. While sector allocation is a fallout of the Fund's bottom-up investment process, our underweight positioning (i.e. the Fund's sector

--------------------------------------------------------------------------------

position was less than the benchmark position) in less traditional growth sectors, which included Materials, Consumer Staples, and Industrials, also hurt performance.

The leading contributors to relative performance were Las Vegas Sands (Consumer Services), Carphone Warehouse (Retailing), and Softbank Corp (Telecommunication Services). Las Vegas Sands benefited from a strong first quarter driven by its core Las Vegas properties and increased business at the Sands Macau. Carphone Warehouse contributed meaningfully to the Fund's return on news of stronger than expected earnings driven by the UK mobile phone retailer's dominant position in the fast growing market for handsets with increased functionality. Shares of Softbank, Japan's second-biggest provider of high-speed Internet services, gained after the company reported favorable quarterly results earlier in the year. Relative performance during the period was also helped by strong selection efforts in the Financials sector, led by several global investment banks, including Credit Suisse, Goldman Sachs, and UBS. Finally, our overweight and selection in the Telecommunication Services sector contributed positively as Mexican wireless provider America Movil and tower operator American Tower performed well. America Movil reported strong earnings and is benefiting from robust subscriber growth in Latin America, while cell phone companies' increased spending to support subscriber growth and enhance coverage translated into strong earnings at American Tower. On an absolute basis Google was also a top contributor. Internet search-and-content company Google continues to take market share and remains the clear leader in the search-engine market.


WHAT IS THE OUTLOOK?


As usual, the Fund is positioned for growth. The Fund's overweight in Information Technology and Consumer Discretionary sectors, some of the strongest areas of growth, are a result of our bottom-up research and stock analysis. This is true to our process, which has remained unchanged. Our focus remains on stock selections that result from intense bottom-up research, diligently meeting with the management of leading global companies, and leveraging the strong research capabilities of our firm. We have strong conviction in our holdings and process and are optimistic about the Fund's positioning.


DIVERSIFICATION BY COUNTRY
as of October 31, 2006

                                                      PERCENTAGE OF
COUNTRY                                                NET ASSETS
-------------------------------------------------------------------
Austria                                                     1.2%
-------------------------------------------------------------------
Belgium                                                     0.8
-------------------------------------------------------------------
Canada                                                      2.5
-------------------------------------------------------------------
Cayman Islands                                              0.6
-------------------------------------------------------------------
Dutch Antilles                                              1.8
-------------------------------------------------------------------
France                                                      6.0
-------------------------------------------------------------------
Germany                                                     1.6
-------------------------------------------------------------------
Ireland                                                     1.8
-------------------------------------------------------------------
Japan                                                      12.0
-------------------------------------------------------------------
Mexico                                                      2.8
-------------------------------------------------------------------
Netherlands                                                 1.3
-------------------------------------------------------------------
South Korea                                                 1.8
-------------------------------------------------------------------
Switzerland                                                 3.3
-------------------------------------------------------------------
Taiwan                                                      1.9
-------------------------------------------------------------------
United Kingdom                                             12.4
-------------------------------------------------------------------
United States                                              45.6
-------------------------------------------------------------------
Short-Term Investments                                     13.5
-------------------------------------------------------------------
Other Assets & Liabilities                                -10.9
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
As of October 31, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             2.5%
-------------------------------------------------------------------
Capital Goods                                               1.6
-------------------------------------------------------------------
Consumer Cyclical                                          10.6
-------------------------------------------------------------------
Consumer Staples                                            5.9
-------------------------------------------------------------------
Energy                                                      2.3
-------------------------------------------------------------------
Finance                                                    18.7
-------------------------------------------------------------------
Health Care                                                11.6
-------------------------------------------------------------------
Services                                                   10.2
-------------------------------------------------------------------
Technology                                                 33.2
-------------------------------------------------------------------
Transportation                                              0.8
-------------------------------------------------------------------
Short-Term Investments                                     13.5
-------------------------------------------------------------------
Other Assets & Liabilities                                -10.9
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

The Hartford Global Technology Fund
(subadvised by Wellington Management Company, LLP)

INVESTMENT OBJECTIVE -- SEEKS LONG-TERM CAPITAL APPRECIATION.


PERFORMANCE OVERVIEW(2) 5/1/00 - 10/31/06
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                            GOLDMAN SACHS TECHNOLOGY
                                                 GLOBAL TECHNOLOGY FUND          COMPOSITE INDEX             S & P 500 INDEX
                                                 ----------------------     ------------------------         ---------------
5/1/00                                                     9450                       10000                       10000
                                                           8512                        8898                        9795
                                                           9812                        9992                       10036
                                                           9181                        9527                        9879
                                                          10426                       10766                       10493
                                                           8930                        9022                        9939
10/00                                                      8103                        8341                        9897
                                                           6146                        6431                        9117
                                                           5930                        5880                        9162
                                                           6868                        6845                        9487
                                                           5367                        4947                        8622
                                                           4626                        4260                        8076
                                                           5480                        5073                        8703
                                                           5217                        4871                        8762
                                                           5301                        4884                        8549
                                                           4954                        4536                        8464
                                                           4194                        3946                        7935
                                                           3265                        3148                        7294
10/01                                                      3763                        3653                        7434
                                                           4429                        4276                        8004
                                                           4588                        4200                        8074
                                                           4541                        4196                        7956
                                                           3978                        3635                        7803
                                                           4279                        3894                        8096
                                                           3763                        3417                        7605
                                                           3547                        3277                        7550
                                                           3181                        2814                        7012
                                                           2862                        2529                        6466
                                                           2824                        2497                        6508
                                                           2308                        2051                        5801
10/02                                                      2796                        2499                        6311
                                                           3284                        2936                        6682
                                                           2824                        2509                        6290
                                                           2871                        2487                        6126
                                                           2862                        2525                        6034
                                                           2852                        2496                        6092
                                                           3162                        2756                        6594
                                                           3509                        3064                        6941
                                                           3547                        3056                        7029
                                                           3744                        3232                        7153
                                                           3988                        3455                        7293
                                                           3941                        3405                        7215
10/03                                                      4391                        3737                        7623
                                                           4476                        3809                        7690
                                                           4523                        3868                        8093
                                                           4701                        4050                        8242
                                                           4645                        3935                        8356
                                                           4513                        3827                        8230
                                                           4204                        3604                        8101
                                                           4485                        3804                        8212
                                                           4579                        3897                        8372
                                                           4063                        3528                        8095
                                                           3791                        3352                        8127
                                                           3960                        3468                        8215
10/04                                                      4147                        3652                        8341
                                                           4401                        3858                        8678
                                                           4532                        3981                        8973
                                                           4269                        3718                        8755
                                                           4269                        3725                        8939
                                                           4082                        3635                        8781
                                                           4016                        3449                        8614
                                                           4382                        3763                        8888
                                                           4372                        3690                        8901
                                                           4654                        3938                        9232
                                                           4682                        3908                        9147
                                                           4720                        3948                        9222
10/05                                                      4663                        3878                        9068
                                                           4992                        4137                        9410
                                                           5010                        4062                        9414
                                                           5433                        4213                        9663
                                                           5254                        4148                        9689
                                                           5367                        4241                        9810
                                                           5433                        4213                        9941
                                                           5038                        3904                        9655
                                                           4907                        3850                        9668
                                                           4719                        3685                        9728
                                                           5029                        3974                        9959
                                                           5189                        4133                       10215
10/06                                                      5320                        4298                       10548

    --- GLOBAL TECHNOLOGY FUND             --- GOLDMAN SACHS TECHNOLOGY COMPOSITE INDEX
        $9,450 starting value                  $10,000 starting value
        $5,320 ending value                    $4,298  ending value

    -- S&P 500 INDEX
        $10,000 starting value
        $10,548  ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

GOLDMAN SACHS TECHNOLOGY COMPOSITE INDEX is an unmanaged index designed to measure performance of companies in the technology sector. Issues in the index include producers of sophisticated devices, services and software related to the fields of computers, electronics, networking and Internet services.


You cannot invest directly in an index.


The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.


Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

AVERAGE ANNUAL TOTAL RETURNS(1) (as of 10/31/06)

                    INCEPTION                        SINCE
                      DATE      1 YEAR   5 YEAR    INCEPTION
-----------------------------------------------------------------
Global Tech A#      5/1/2000    14.08%    7.17%     -8.45%
-----------------------------------------------------------------
Global Tech A##     5/1/2000     7.81%    5.96%     -9.25%
-----------------------------------------------------------------
Global Tech B#      5/1/2000    13.42%    6.44%     -9.11%
-----------------------------------------------------------------
Global Tech B##     5/1/2000     8.42%    6.12%     -9.11%
-----------------------------------------------------------------
Global Tech C#      5/1/2000    13.21%    6.34%     -9.14%
-----------------------------------------------------------------
Global Tech C##     5/1/2000    12.21%    6.34%     -9.14%
-----------------------------------------------------------------
Global Tech Y#      5/1/2000    14.34%    7.57%     -8.09%
-----------------------------------------------------------------

 # Without sales charge
## With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
(2) Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

PORTFOLIO MANAGEMENT TEAM

SCOTT E. SIMPSON
Senior Vice President, Partner,
Global Industry Analyst

JOHN F. AVERILL, CFA
Senior Vice President, Partner, Global Industry Analyst

ERIC STROMQUIST
Senior Vice President, Partner, Global Industry Analyst

BRUCE L. GLAZER
Senior Vice President, Partner, Global Industry Analyst

ANITA M. KILLIAN, CFA
Vice President, Global Industry Analyst

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class A shares of The Hartford Global Technology Fund returned 14.08%, before sales charges, for the twelve-month period ended October 31, 2006, outperforming its benchmark, the Goldman Sachs Technology Composite Index, which returned 10.83% for the same period. The Fund also outperformed the 10.21% return of the average fund in the Lipper Science and Technology Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

Technology stocks hit a rough patch earlier in the year but rebounded to end the period with double-digit returns. The Technology sector lagged the broader market during the period, as measured by the MSCI World Index.

Outperformance during the period was the result of superior security selection relative to the Goldman Sachs Technology Composite Index. Selection was strongest among Electronic Manufacturing Services, Communications Equipment and Semiconductor Equipment. Top contributors to relative performance during the period included Hon Hai Precision, Intel, Nokia and Samsung. Hon Hai, a manufacturer of electronics and communications products, benefited from the high demand for consumer electronics, particularly mobile phones. Similarly, Nokia benefited from mobile phone growth outside of the US as it gained share in emerging markets, Asia, and Latin America. We eliminated Nokia at the end of the period as it reached our target price. The Fund benefited from an underweight in Intel, which was down throughout much of the period. We initiated a position in Intel at the end of the period in anticipation of its new product cycle. Our

--------------------------------------------------------------------------------

position in Samsung (not held in the benchmark) also proved beneficial. Hewlett-Packard and Google, both up double-digits for the period, contributed strongly to absolute performance.

The Fund's Systems Software and Computer Hardware holdings detracted most from benchmark-relative performance during the period. The top detractors of benchmark-relative performance were Oracle, Microsoft, and Red Hat. Our underweight position in Oracle, which performed well during the period, detracted most from relative performance. Microsoft's shares declined on news that the company planned to ramp spending aggressively to more effectively compete with Google. The shares have recovered recently as we are approaching the delivery of Windows Vista. Red Hat shares fell as the company continued to battle with Oracle for share in open source software solutions. We continued to hold all three stocks at the end of the period.

WHAT IS THE OUTLOOK?

We expect a slowing economy and typically find that the computer services sub-industry does quite well in this environment. We currently observe healthy fundamentals and attractive valuation levels. On the internet front, online advertising spending continues to be very robust in general (both branded and search).

We believe the cell phone industry will likely remain healthy, although we do anticipate some growth deceleration over the next few quarters. We continue to favor market share gainers and companies able to launch attractive new products on a timely basis.

As for the semiconductor industry, we believe that the worst is over but we don't expect the group to outperform based on several months of decelerating growth rates. We like a number of stocks in that space but continue to look for improved fundamentals to change our views on the group. In the hardware industry, we apply careful stock picking methodology as we do not embrace the group as a whole.

At the end of the period the Fund was most overweight the Data Processing & Outsourced Services and Home Entertainment Software sub-industries, and most underweight Systems Software and Computer Hardware.

DIVERSIFICATION BY COUNTRY
as of October 31, 2006

                                                      PERCENTAGE OF
COUNTRY                                                NET ASSETS
-------------------------------------------------------------------
Canada                                                      2.7%
-------------------------------------------------------------------
France                                                      1.7
-------------------------------------------------------------------
Japan                                                       1.2
-------------------------------------------------------------------
Luxembourg                                                  0.8
-------------------------------------------------------------------
South Korea                                                 3.0
-------------------------------------------------------------------
Sweden                                                      1.9
-------------------------------------------------------------------
Taiwan                                                      4.1
-------------------------------------------------------------------
United States                                              82.6
-------------------------------------------------------------------
Short-Term Investments                                      4.0
-------------------------------------------------------------------
Other Assets & Liabilities                                 -2.0
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
as of October 31, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Activities Related to Credit Banking                        1.7%
-------------------------------------------------------------------
Audio and Video Equipment Manufacturing                     1.2
-------------------------------------------------------------------
Business Support Services                                   1.2
-------------------------------------------------------------------
Communications Equipment Manufacturing                      6.9
-------------------------------------------------------------------
Computer and Peripheral Manufacturing                      19.3
-------------------------------------------------------------------
Data Processing Services                                    1.8
-------------------------------------------------------------------
Electrical Equipment Manufacturing -- Component
  Other                                                     3.3
-------------------------------------------------------------------
Employment Services                                         2.4
-------------------------------------------------------------------
Internet Providers & Web Search Portals                     0.8
-------------------------------------------------------------------
Machinery Manufacturing -- Industrial Machinery             6.6
-------------------------------------------------------------------
Management, Scientific, and Technical Consulting
  Services                                                  3.7
-------------------------------------------------------------------
Navigate, Measure, Control Instrument Manufacturing         1.5
-------------------------------------------------------------------
On-Line Information Services                                5.3
-------------------------------------------------------------------
Other Investment Pools and Funds                            0.4
-------------------------------------------------------------------
Other Services -- Other Personal Services                   0.8
-------------------------------------------------------------------
Professional Services -- Computer System Design &
  Related                                                   5.5
-------------------------------------------------------------------
Retail -- Electronic Shopping and Mail-Order Houses         2.5
-------------------------------------------------------------------
Semiconductor, Electronic Component Manufacturing          17.9
-------------------------------------------------------------------
Software Publishers                                        13.1
-------------------------------------------------------------------
Wholesalers -- Electrical Goods                             1.1
-------------------------------------------------------------------
Wireless Communications Services                            1.0
-------------------------------------------------------------------
Short-Term Investments                                      4.0
-------------------------------------------------------------------
Other Assets & Liabilities                                 -2.0
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

The Hartford Growth Allocation Fund
(advised by Hartford Investment Financial Services, LLC)

INVESTMENT OBJECTIVE -- SEEKS LONG-TERM CAPITAL APPRECIATION.


PERFORMANCE OVERVIEW(3) 5/28/04 - 10/31/06
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                                                          LEHMAN BROTHERS U.S.
                                                 GROWTH ALLOCATION FUND           S&P 500 INDEX           AGGREGATE BOND INDEX
                                                 ----------------------           -------------           --------------------
5/28/04                                                    9450                       10000                       10000
                                                           9450                       10000                       10000
6/04                                                       9611                       10194                       10057
                                                           9337                        9857                       10156
8/04                                                       9346                        9897                       10350
                                                           9601                       10004                       10378
10/04                                                      9790                       10157                       10465
                                                          10178                       10567                       10382
12/04                                                     10493                       10927                       10477
                                                          10237                       10661                       10543
2/05                                                      10408                       10885                       10481
                                                          10199                       10692                       10427
4/05                                                      10019                       10490                       10568
                                                          10313                       10823                       10682
6/05                                                      10474                       10838                       10741
                                                          10787                       11241                       10643
8/05                                                      10844                       11139                       10779
                                                          10939                       11229                       10668
10/05                                                     10683                       11042                       10584
                                                          11071                       11459                       10631
12/05                                                     11258                       11463                       10732
                                                          11737                       11766                       10732
2/06                                                      11670                       11798                       10768
                                                          11833                       11945                       10662
4/06                                                      12015                       12105                       10643
                                                          11584                       11757                       10631
6/06                                                      11545                       11773                       10654
                                                          11430                       11846                       10798
8/06                                                      11660                       12127                       10963
                                                          11804                       12439                       11060
10/06                                                     12140                       12844                       11133

    --- GROWTH ALLOCATION FUND     -- LEHMAN BROTHERS U.S. AGGREGATE  --- S&P 500 INDEX
        $9,450  starting value         BOND INDEX                         $10,000 starting value
        $12,140 ending value           $10,000 starting value             $12,844 ending value
                                       $11,133 ending value

LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Index and Commercial Mortgage-Backed Securities Index.

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.


Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

AVERAGE ANNUAL TOTAL RETURNS(1,2) (as of 10/31/06)

                       INCEPTION              SINCE
                         DATE      1 YEAR   INCEPTION
----------------------------------------------------------
Growth Allocation A#   5/28/2004   13.64%    10.87%
----------------------------------------------------------
Growth Allocation A##  5/28/2004    7.39%     8.32%
----------------------------------------------------------
Growth Allocation B#   5/28/2004   12.96%    10.19%
----------------------------------------------------------
Growth Allocation B##  5/28/2004    7.96%     9.11%
----------------------------------------------------------
Growth Allocation C#   5/28/2004   12.96%    10.19%
----------------------------------------------------------
Growth Allocation C##  5/28/2004   11.96%    10.19%
----------------------------------------------------------
Growth Allocation I#   5/28/2004   13.73%    10.91%
----------------------------------------------------------

 # Without sales charge
## With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance.
(2) The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
(3) Growth of a $10,000 investment in Classes B, C and I shares will vary from results seen above due to differences in the expenses charged to these share classes.

PORTFOLIO MANAGERS

WILLIAM DAVISON, CFA
Senior Vice President

CHRISTOPHER HANLON, CFA
Senior Vice President

HUGH WHELAN, CFA
Executive Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford Growth Allocation Fund (Class A) gained 13.64%, before sales charges, for the year ended October 31, 2006, versus the returns of 12.47% for the Lipper Mixed-Asset Target Allocation Growth Funds peer group, 5.19% for the Lehman Brothers U.S. Aggregate Bond Index and 16.33% for the S&P 500 Index.

WHY DID THE FUND PERFORM THIS WAY?

The Fund's fiscal year, which ended October 31, 2006, began in a period of rising interest rates. Historically high energy and commodity prices, a boom in the housing market, and a strengthening economy led to concerns about rising inflation. To keep inflation in check, the Federal Reserve (the Fed) continued its cycle of monetary tightening that began in the summer of 2004. By June of 2006, the Fed had raised its Federal Funds Target Rate (Fed Funds Rate) 17 consecutive times, leaving the Fed Funds Rate at 5.25%. In response to the Fed's tightening, short- and intermediate-term bond yields rose through the first half of 2006. Thus, as interest rates rose, the principal value of these short- and intermediate-term bonds declined in response. In contrast, long-term bond yields did not rise as substantially due to overseas demand and expectations that the Fed could keep inflation low over the long run. The result was a yield curve that remained flat or even inverted (i.e. bonds with longer term maturities having a lower interest rate than bonds with shorter maturities) through most of the fiscal year. However, by August of 2006, the Fed became concerned that economic growth was slowing, in part due to the retreating housing market. The Fed found itself in a conundrum as to whether it should continue raising interest rates to restrain inflation, or to pause in the tightening cycle to assess prospects for further economic growth. Since changes in the rate of inflation often lag changes in economic conditions, the Fed left rates unchanged at its two most recent meetings while it waited for more data before taking action. Sensing that the Fed would continue easing monetary policy, the equity and bond markets rallied in the last months of the fiscal year.

While stocks, and in particular foreign and small cap stocks, performed strongly for the year, fixed income securities provided more modest gains. For the full 12 month period, value oriented stocks outpaced growth stocks. However, growth stocks did return to favor in the last few months of the fiscal year. Aided in part by favorable currency movements and strengthening foreign economies, the international and emerging market equity indices

--------------------------------------------------------------------------------

outperformed the major domestic indices for the year. Fortunately, the bond rally over the last few months offset the negative impact of rising interest rates earlier in the year, allowing the major bond sectors to finish with positive returns for the period. During much of the year, fixed income investors were unable to achieve higher levels of yield by going out longer on the yield curve (i.e. purchasing bonds with a longer maturity date). Thus, many bond investors shifted to lower quality and foreign issues as they sought greater yield. During the period, the traditionally "riskier" high yield and emerging markets bonds were among the strongest performers for the year.

Based upon the Fund's design, the Fund's fixed income component emphasizes investment grade securities. The Fund did, however, benefit modestly from its small exposure to "spread" sectors and higher yielding securities. For the year, the Fund responded to changes in interest rates that was roughly in-line with the benchmark. Thus, as interest rates declined during most of the fiscal year, the Fund's fixed income component contributed to absolute performance. With the Dow Jones Industrial reaching its all-time high late in the period, the Fund also generated positive gains from its allocation to equities. The Fund is constructed such that it has exposure to the various styles of equities, including international, mid-cap and small cap stocks. This diversification is expected to enhance the long-term return and risk characteristics of the Fund. The added diversification benefited the Fund through most of the year. However, since domestic, large cap stocks dominated the stock rally late in the period, the Fund's exposure to foreign and smaller capitalization equities partially offset some of their earlier contributions. Although the Fund's asset allocations were positive contributors to performance, selection at the individual fund level and within the underlying funds appeared to detract from relative return. The Fund typically uses cash flows to implement investment allocation changes to the Fund, when appropriate.

However, a hard asset rebalance (i.e. a fund rebalancing to move the underlying fund investments to their target allocation percentages) was performed in February due to the strong performance by certain investment sectors.

WHAT IS THE OUTLOOK?

The recent rally in fixed-rate bonds has resulted in bond prices that reflect an environment of economic weakness that is not consistent with our view of the economy. Declines in interest rates and gasoline prices, coupled with a decent employment picture and gains in the stock market, should be supportive of continued consumer spending. While housing remains a wild card for the U.S. economy, our view is that the Fed is still concerned with inflation and that policy decisions will favor price stability as long as economic growth does not decline dramatically. In the coming months we will be closely watching the economy to determine the impact of a slower housing market on the U.S. consumer and what implications that has for the economy going forward.

COMPOSITION BY UNDERLYING FUND
as of October 31, 2006

                                                      PERCENTAGE OF
FUND NAME                                              NET ASSETS
-------------------------------------------------------------------
Hartford Capital Appreciation Fund, Class Y                13.2%
-------------------------------------------------------------------
Hartford Disciplined Equity Fund, Class Y                  13.1
-------------------------------------------------------------------
Hartford Equity Income Fund, Class Y                        0.2
-------------------------------------------------------------------
Hartford Global Leaders Fund, Class Y                       6.8
-------------------------------------------------------------------
Hartford Growth Fund, Class Y                               2.5
-------------------------------------------------------------------
Hartford Growth Opportunities Fund, Class Y                 3.8
-------------------------------------------------------------------
Hartford Inflation Plus Fund, Class Y                       7.2
-------------------------------------------------------------------
Hartford International Capital Appreciation Fund,
  Class Y                                                   3.3
-------------------------------------------------------------------
Hartford International Opportunities Fund, Class Y          2.5
-------------------------------------------------------------------
Hartford International Small Company Fund, Class Y          3.9
-------------------------------------------------------------------
Hartford MidCap Value Fund, Class Y                         1.7
-------------------------------------------------------------------
Hartford Select MidCap Growth Fund, Class Y                 1.6
-------------------------------------------------------------------
Hartford Select MidCap Value Fund, Class Y                  1.2
-------------------------------------------------------------------
Hartford Select SmallCap Growth Fund, Class Y               0.2
-------------------------------------------------------------------
Hartford Short Duration Fund, Class Y                       4.2
-------------------------------------------------------------------
Hartford Small Company Fund, Class Y                        6.3
-------------------------------------------------------------------
Hartford SmallCap Growth Fund, Class Y                      8.1
-------------------------------------------------------------------
Hartford Total Return Bond Fund, Class Y                    8.7
-------------------------------------------------------------------
Hartford Value Fund, Class Y                                4.7
-------------------------------------------------------------------
Hartford Value Opportunities Fund, Class Y                  6.7
-------------------------------------------------------------------
Other Assets and Liabilities                                0.1
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

The Hartford Growth Fund
(subadvised by Wellington Management Company, LLP)

INVESTMENT OBJECTIVE -- SEEKS LONG-TERM CAPITAL APPRECIATION.

PERFORMANCE OVERVIEW(1,3) 10/31/96 - 10/31/06
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                        GROWTH FUND                 RUSSELL 1000 GROWTH INDEX
                                                                        -----------                 -------------------------
10/31/96                                                                    9450                              10000
                                                                            9961                              10751
                                                                            9640                              10540
                                                                           10073                              11280
                                                                            9841                              11203
                                                                            9323                              10597
                                                                            9671                              11301
                                                                           10587                              12116
                                                                           10998                              12601
                                                                           11998                              13716
                                                                           11672                              12913
                                                                           12217                              13548
10/97                                                                      11842                              13047
                                                                           11762                              13602
                                                                           11934                              13754
                                                                           12077                              14165
                                                                           12941                              15231
                                                                           13656                              15838
                                                                           13704                              16057
                                                                           13481                              15601
                                                                           14266                              16557
                                                                           14022                              16447
                                                                           11855                              13979
                                                                           12681                              15053
10/98                                                                      13314                              16263
                                                                           14088                              17500
                                                                           15471                              19078
                                                                           16209                              20198
                                                                           15607                              19275
                                                                           16409                              20290
                                                                           16653                              20316
                                                                           16309                              19692
                                                                           17054                              21071
                                                                           16775                              20402
                                                                           16345                              20735
                                                                           16051                              20299
10/99                                                                      17155                              21832
                                                                           18006                              23010
                                                                           20835                              25403
                                                                           20152                              24212
                                                                           22280                              25396
                                                                           22144                              27214
                                                                           20234                              25919
                                                                           19616                              24614
                                                                           20353                              26479
                                                                           20034                              25375
                                                                           21689                              27673
                                                                           21398                              25055
10/00                                                                      20544                              23869
                                                                           18630                              20351
                                                                           19804                              19707
                                                                           18899                              21068
                                                                           18016                              17492
                                                                           16842                              15588
                                                                           18824                              17560
                                                                           18878                              17301
                                                                           18296                              16901
                                                                           17736                              16478
                                                                           16250                              15131
                                                                           14818                              13620
10/01                                                                      15324                              14335
                                                                           16750                              15712
                                                                           16912                              15682
                                                                           16406                              15405
                                                                           15942                              14766
                                                                           16427                              15277
                                                                           15113                              14030
                                                                           14801                              13690
                                                                           13454                              12424
                                                                           12560                              11741
                                                                           12722                              11776
                                                                           11709                              10554
10/02                                                                      12819                              11523
                                                                           13551                              12149
                                                                           12722                              11309
                                                                           12442                              11035
                                                                           12226                              10984
                                                                           12635                              11189
                                                                           13702                              12016
                                                                           14370                              12616
                                                                           14704                              12789
                                                                           14941                              13108
                                                                           15253                              13434
                                                                           15210                              13290
10/03                                                                      16363                              14036
                                                                           16578                              14183
                                                                           16869                              14674
                                                                           17418                              14973
                                                                           17612                              15069
                                                                           17537                              14789
                                                                           17310                              14617
                                                                           18032                              14890
                                                                           18409                              15076
                                                                           17009                              14223
                                                                           16600                              14153
                                                                           17310                              14288
10/04                                                                      17440                              14511
                                                                           18065                              15010
                                                                           18851                              15598
                                                                           18043                              15078
                                                                           17828                              15239
                                                                           17407                              14961
                                                                           17300                              14676
                                                                           18323                              15386
                                                                           18517                              15329
                                                                           18883                              16079
                                                                           18743                              15871
                                                                           19034                              15945
10/05                                                                      18657                              15790
                                                                           19497                              16471
                                                                           19626                              16419
                                                                           20284                              16707
                                                                           19831                              16681
                                                                           20057                              16927
                                                                           20553                              16904
                                                                           19109                              16331
                                                                           19045                              16267
                                                                           18485                              15957
                                                                           19002                              16455
                                                                           19454                              16907
10/06                                                                      19874                              17501

    --- GROWTH FUND                            --- RUSSELL 1000 GROWTH INDEX
        $9,450  starting value                     $10,000 starting value
        $19,874 ending value                       $17,501 ending value

RUSSELL 1000 GROWTH INDEX is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

PORTFOLIO MANAGEMENT

ANDREW J. SHILLING, CFA
Senior Vice President, Partner

JOHN A. BOSELLI, CFA
Senior Vice President, Partner

AVERAGE ANNUAL TOTAL RETURNS(1,2) (as of 10/31/06)

            INCEPTION      1        5      10       SINCE
               DATE       YEAR    YEAR    YEAR    INCEPTION
----------------------------------------------------------------
Growth A#     6/8/1949    6.52%   5.33%   7.71%    10.99%
----------------------------------------------------------------
Growth A##    6/8/1949    0.67%   4.15%   7.11%    10.88%
----------------------------------------------------------------
Growth B#   11/14/1994    5.66%   4.57%    NA*      NA*
----------------------------------------------------------------
Growth B##  11/14/1994    0.66%   4.23%    NA*      NA*
----------------------------------------------------------------
Growth C#   11/14/1994    5.78%   4.62%   6.95%     8.35%
----------------------------------------------------------------
Growth C##  11/14/1994    4.78%   4.62%   6.95%     8.35%
----------------------------------------------------------------
Growth H#   11/14/1994    5.99%   4.80%    NA*      NA*
----------------------------------------------------------------
Growth H##  11/14/1994    1.99%   4.47%    NA*      NA*
----------------------------------------------------------------
Growth I#    2/19/2002    6.58%    NA      NA       5.17%
----------------------------------------------------------------
Growth L#     6/8/1949    6.80%   5.61%   7.85%    11.02%
----------------------------------------------------------------
Growth L##    6/8/1949    1.73%   4.58%   7.33%    10.92%
----------------------------------------------------------------
Growth M#   11/14/1994    6.00%   4.81%    NA*      NA*
----------------------------------------------------------------
Growth M##  11/14/1994    2.00%   4.48%    NA*      NA*
----------------------------------------------------------------
Growth N#   11/14/1994    6.00%   4.81%   7.05%     8.44%
----------------------------------------------------------------
Growth N##  11/14/1994    5.00%   4.81%   7.05%     8.44%
----------------------------------------------------------------
Growth Y#    2/19/2002    7.03%    NA      NA       5.15%
----------------------------------------------------------------

  # Without sales charge
 ## With sales charge
NA Not Applicable
  * 10 year and inception returns are not applicable for Classes
    B, H and M because after 8 years Class B converts to Class A and Classes H and M convert to Class L.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Classes A, B and C were offered beginning on February 19, 2002. Performance prior to that date is that of the fund's Classes L, M and N shares, respectively, which have lower operating expenses. Performance prior to February 19, 2002 would have been lower if Classes A, B and C shares expenses were applied during that period. Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance.
(2) The initial investment in Classes A and L shares reflects the maximum sales charge and Classes B, C, H, M and N reflect CDSC.
(3) Growth of a $10,000 investment in Classes B, C, H, I, L, M, N and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class A shares of The Hartford Growth Fund returned 6.52%, before sales charges, for the twelve-month period ended October 31, 2006, underperforming its benchmark, the Russell 1000 Growth Index, which returned 10.84% for the same period. The Fund also underperformed the 7.42% return of the average fund in the Large-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

The equity markets closed the one year period with a gain in October. For the year ended October 31, 2006, US large cap equities performed well (+16.3% as measured by the S&P 500 Index) but were solidly outpaced by small cap shares (+20.0%). From a style perspective, returns of growth and value stocks showed little if any deviation from the broader market, rising 10.8% and 16.3%, respectively. Small cap (+20.0%) shares noticeably outperformed blue chips while mid-caps (+13.4%) performed well.

Poor security selection was the main source of underperformance for the period predominately in the Health Care and Information Technology sectors. The top three detractors were Marvell Technology, Electronic Arts, and Medtronic. Global semiconductor company Marvell Technology declined on weak earnings and lowered guidance. We reduced our position due to decelerating growth and lowered expectations in the drive business; however we feel that the growth drivers for 2007 and beyond remain intact. We eliminated our position in Electronic Arts after video game stocks fell as consumers delayed purchases in anticipation of next generation console launches. Medical devices company Medtronic is trading at an inexpensive valuation due to concerns about its

--------------------------------------------------------------------------------

Implantable Cardioverter Defibrillator (ICD) business. We believe the company will benefit from improvements in its ICD business as well as from its strong product pipeline in other segments of its business. Sector allocation, a result of our bottom up stock picking, also detracted slightly from fund performance.

Strong stock selection within the Financials and Energy sectors contributed positively the Fund's fiscal year returns. The top three contributors to perform were AstraZeneca, Network Appliance, and Chicago Mercantile. Non-US pharmaceutical firm AstraZeneca outperformed during the period showing solid growth from existing drugs. Shares also benefited from an improving product pipeline and recent takeover speculation. We expect pipeline success, solid growth from Crestor and Seroquel, and stock buybacks/dividends to spur price appreciation. Data management firm Network Appliance rose in conjunction with strong revenue growth and a broadening product lineup. Shares of the world's largest trading market, Chicago Mercantile Exchange, continued their ascent alongside rising trading volumes and expansion of its electronic trading platform, Globex.

WHAT IS THE OUTLOOK?

Our investment approach is very much a "bottom-up" process; we pick one stock at a time based upon the attractiveness of each company's valuation and fundamentals. Greater-than-benchmark exposure to Financials includes top-10 position weights in world class wealth manager UBS and asset manager Franklin Resources. Exposure was reduced by swapping Legg Mason and Countrywide Financial for State Street. Health Care exposure remains above benchmark and tilted toward pharmaceuticals, with AstraZeneca and Schering-Plough among the Portfolio's top active positions. We have neutralized exposure to the Energy sector, eliminating Peabody Energy and Petro-Canada and reducing positions in Halliburton and Cameco. Consumer-related sectors remain relatively unattractive. We did, however, reduce the Fund's underweight to Consumer Staples via a new position in PepsiCo.

DIVERSIFICATION BY INDUSTRY
as of October 31, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             2.4%
-------------------------------------------------------------------
Capital Goods                                               4.0
-------------------------------------------------------------------
Consumer Cyclical                                           3.3
-------------------------------------------------------------------
Consumer Staples                                            0.7
-------------------------------------------------------------------
Energy                                                      1.5
-------------------------------------------------------------------
Finance                                                    19.5
-------------------------------------------------------------------
Health Care                                                13.1
-------------------------------------------------------------------
Services                                                   16.1
-------------------------------------------------------------------
Technology                                                 33.4
-------------------------------------------------------------------
Transportation                                              3.1
-------------------------------------------------------------------
Utilities                                                   2.0
-------------------------------------------------------------------
Short-Term Investments                                      3.8
-------------------------------------------------------------------
Other Assets & Liabilities                                 -2.9
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

The Hartford Growth Opportunities Fund
(subadvised by Wellington Management Company, LLP)

INVESTMENT OBJECTIVE -- SEEKS SHORT- AND LONG-TERM CAPITAL APPRECIATION.

PERFORMANCE OVERVIEW(1,3) 10/31/96 - 10/31/06
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                 GROWTH OPPORTUNITIES FUND          RUSSELL 3000 GROWTH INDEX
                                                                 -------------------------          -------------------------
10/31/96                                                                    9450                              10000
                                                                            9898                              10705
                                                                            9532                              10535
                                                                           10010                              11227
                                                                            9452                              11095
                                                                            8795                              10478
                                                                            8880                              11103
                                                                            9866                              11974
                                                                           10274                              12447
                                                                           11314                              13503
                                                                           10959                              12824
                                                                           11540                              13496
10/97                                                                      11032                              12964
                                                                           10941                              13426
                                                                           10841                              13562
                                                                           10677                              13911
                                                                           11628                              14974
                                                                           12220                              15574
                                                                           12295                              15778
                                                                           11999                              15265
                                                                           12641                              16131
                                                                           12006                              15914
                                                                            9798                              13420
                                                                           10565                              14476
10/98                                                                      11062                              15607
                                                                           11480                              16796
                                                                           12898                              18311
                                                                           13299                              19368
                                                                           12270                              18418
                                                                           12916                              19365
                                                                           12925                              19507
                                                                           12582                              18954
                                                                           13499                              20257
                                                                           13473                              19614
                                                                           13709                              19858
                                                                           13771                              19494
10/99                                                                      14764                              20899
                                                                           16480                              22098
                                                                           19821                              24505
                                                                           19557                              23422
                                                                           25305                              24885
                                                                           22947                              26293
                                                                           20991                              24940
                                                                           19705                              23621
                                                                           22700                              25495
                                                                           21986                              24354
                                                                           24975                              26582
                                                                           24997                              24148
10/00                                                                      22826                              22948
                                                                           18439                              19513
                                                                           20509                              19012
                                                                           20146                              20341
                                                                           17550                              16935
                                                                           15602                              15114
                                                                           17074                              17021
                                                                           16925                              16818
                                                                           16889                              16494
                                                                           16491                              16012
                                                                           15374                              14723
                                                                           12999                              13192
10/01                                                                      13661                              13921
                                                                           15033                              15246
                                                                           15565                              15281
                                                                           15399                              14992
                                                                           14472                              14346
                                                                           15234                              14892
                                                                           14480                              13738
                                                                           14293                              13371
                                                                           12690                              12141
                                                                           11447                              11391
                                                                           11174                              11423
                                                                           10283                              10260
10/02                                                                      11002                              11174
                                                                           12000                              11812
                                                                           11138                              10996
                                                                           10987                              10726
                                                                           10836                              10662
                                                                           11138                              10858
                                                                           12151                              11675
                                                                           13093                              12305
                                                                           13474                              12478
                                                                           13603                              12833
                                                                           14214                              13179
                                                                           14027                              13023
10/03                                                                      15270                              13784
                                                                           15780                              13951
                                                                           15996                              14401
                                                                           16484                              14730
                                                                           16722                              14815
                                                                           16844                              14566
                                                                           16341                              14353
                                                                           16966                              14622
                                                                           17462                              14827
                                                                           15981                              13948
                                                                           15766                              13861
                                                                           16614                              14042
10/04                                                                      16880                              14272
                                                                           17677                              14822
                                                                           18575                              15399
                                                                           17922                              14869
                                                                           17763                              15032
                                                                           17433                              14733
                                                                           16980                              14396
                                                                           18072                              15119
                                                                           18770                              15109
                                                                           19862                              15875
                                                                           19948                              15668
                                                                           20394                              15745
10/05                                                                      20005                              15554
                                                                           20875                              16243
                                                                           21478                              16195
                                                                           22877                              16590
                                                                           22552                              16558
                                                                           22970                              16854
                                                                           23356                              16829
                                                                           22049                              16200
                                                                           21763                              16142
                                                                           21114                              15789
                                                                           21609                              16279
                                                                           22011                              16698
10/06                                                                      22675                              17326

    --- GROWTH OPPORTUNITIES FUND              --- RUSSELL 3000 GROWTH INDEX
        $9,450  starting value                     $10,000 starting value
        $22,675 ending value                       $17,326 ending value

RUSSELL 3000 GROWTH INDEX is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.



PORTFOLIO MANAGER


MICHAEL T. CARMEN, CFA
Senior Vice President, Partner


MARIO E. ABULARACH, CFA
Vice President

AVERAGE ANNUAL TOTAL RETURNS(1,2) (as of 10/31/06)

                INCEPTION      1        5        10       SINCE
                   DATE       YEAR     YEAR     YEAR    INCEPTION
----------------------------------------------------------------------
Growth Opp A#    3/31/1963   13.35%   10.66%    9.14%    12.90%
----------------------------------------------------------------------
Growth Opp A##   3/31/1963    7.12%    9.42%    8.53%    12.75%
----------------------------------------------------------------------
Growth Opp B#   11/14/1994   12.36%    9.87%    NA*       NA*
----------------------------------------------------------------------
Growth Opp B##  11/14/1994    7.36%    9.60%    NA*       NA*
----------------------------------------------------------------------
Growth Opp C#   11/14/1994   12.40%    9.87%    8.35%    10.21%
----------------------------------------------------------------------
Growth Opp C##  11/14/1994   11.40%    9.87%    8.35%    10.21%
----------------------------------------------------------------------
Growth Opp H#   11/14/1994   12.62%   10.11%    NA*       NA*
----------------------------------------------------------------------
Growth Opp H##  11/14/1994    8.62%    9.84%    NA*       NA*
----------------------------------------------------------------------
Growth Opp I#    2/19/2002   13.39%     NA       NA      10.44%
----------------------------------------------------------------------
Growth Opp L#    3/31/1963   13.45%   10.94%    9.28%    12.93%
----------------------------------------------------------------------
Growth Opp L##   3/31/1963    8.06%    9.87%    8.75%    12.81%
----------------------------------------------------------------------
Growth Opp M#   11/14/1994   12.64%   10.12%    NA*       NA*
----------------------------------------------------------------------
Growth Opp M##  11/14/1994    8.64%    9.84%    NA*       NA*
----------------------------------------------------------------------
Growth Opp N#   11/14/1994   12.64%   10.10%    8.46%    10.31%
----------------------------------------------------------------------
Growth Opp N##  11/14/1994   11.64%   10.10%    8.46%    10.31%
----------------------------------------------------------------------
Growth Opp Y#    2/19/2002   13.76%     NA       NA      10.33%
----------------------------------------------------------------------
Growth Opp Z#     3/1/1996   13.77%   11.29%   9.60%     10.09%
----------------------------------------------------------------------

  # Without sales charge
 ## With sales charge
NA Not Applicable
  * 10 year and inception returns are not applicable for Classes
    B, H and M because after 8 years Class B converts to Class A and Classes H and M convert to Class L.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Classes A, B and C were offered beginning on February 19, 2002. Performance prior to that date is that of the fund's Classes L, M and N shares, respectively, which have lower operating expenses. Performance prior to February 19, 2002 would have been lower if Classes A, B and C shares expenses were applied during that period. Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance.
(2) The initial investment in Classes A and L shares reflects the maximum sales charge and Classes B, C, H, M and N reflect CDSC.
(3) Growth of a $10,000 investment in Classes B, C, H, I, L, M, N, Y and Z shares will vary from results seen above due to differences in the expenses charged to these share classes.

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford Growth Opportunities Fund Class A shares returned 13.35%, before sales charges, for the twelve-month period ended October 31, 2006, outperforming the Russell 3000 Growth Index, which returned 11.39% for the same period. The Fund also outperformed the 10.39% return of the average fund in the Lipper Multi-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

As measured by the Russell 3000 Growth Index, equity markets ended broadly higher for the fourth fiscal year in a row. Three of the last four quarters were positive, with the April to July period showing the only significant decline as investors moved away from stocks in favor of less risky assets. Every sector in the benchmark posted positive returns for the period, led by a disparate group of sectors: Utilities (+29%), Telecommunication Services (+25%), and Materials (+18%). The laggards in this environment were Health Care (+7%), Technology (+9%), and Energy (+10%). These positive returns took place against a backdrop of a weakening housing market, declining energy prices, and continued turmoil in Iraq.

The Fund outperformed by maintaining its focus on stock selection. Positions in Health Care and Technology stocks were most additive to returns. Pharmaceutical company Shionogi and diagnostic test provider Digene led results in Health Care. Shionogi shares advanced as the company's cholesterol fighting drug Crestor beat growth expectations. Digene rose on strong sales of its test to detect HPV, a virus that is a known causative agent in cervical cancer. In Technology, Network Appliance benefited from a healthy storage spending environment where sales of the company's mid-range storage solution, FAS3000, remained strong. Avoiding benchmark heavyweights Intel and Dell, which

--------------------------------------------------------------------------------

performed poorly during the period, also helped to boost relative performance.

Other significant contributors included Melco International and Gol Linhas. Shares in Hong Kong-based conglomerate Melco International were up on news of a deal that would positively impact the company's plans to open its first casino in Macau. We sold the stock during the period due to its strong performance. Low-cost, low-fare Brazilian airline Gol Linhas performed well as competitor Varig amassed debt and ceded market share. Aggressive pricing, expanding routes, and rising load factors contributed to higher revenues and profits. We believe Gol's superior competitive positioning, continued route expansion, and Varig's demise should support attractive fundamentals going forward.

The Fund's results in Consumer Discretionary and Financials stocks detracted from relative performance. Sector weightings, the result of bottom-up stock selection decisions, were also negative. In the Consumer Discretionary sector, shares of satellite radio providers XM Satellite and Sirius declined on concerns of rising subscriber acquisition costs. We have eliminated our positions in the stocks. Among Financials stocks, a position in online real estate information company Move Inc. fell in concert with a softening housing market. Other significant detractors from relative and absolute performance included Marvell Technology and St. Jude Medical. Weakness in the disk drive industry led to an earnings miss at Marvell, while St. Jude Medical fell on overall weakness in the implantable cardiac defibrillator market. We eliminated our positions in both stocks.

WHAT IS THE OUTLOOK?


We maintain our expectations for stable, albeit moderate global growth over the coming years. We expect a slowdown in economic activity and easing inflationary pressures that should keep the global central banks on "hold" over the next year.

We continue to focus our efforts on picking stocks one-at-a-time based on detailed fundamental research. Currently our largest exposure is to Technology, followed by Health Care and Industrials. We would note that we have reduced our exposure to the Energy sector, reflecting our recognition that our bullish energy view has become more consensus. Our lowest weights are in the Consumer Staples, Utilities, and Telecommunication Services sectors.

DIVERSIFICATION BY INDUSTRY
as of October 31, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             6.8%
-------------------------------------------------------------------
Capital Goods                                               3.0
-------------------------------------------------------------------
Consumer Cyclical                                          10.1
-------------------------------------------------------------------
Consumer Staples                                            0.9
-------------------------------------------------------------------
Energy                                                      2.1
-------------------------------------------------------------------
Finance                                                     9.8
-------------------------------------------------------------------
Health Care                                                16.4
-------------------------------------------------------------------
Services                                                   11.8
-------------------------------------------------------------------
Technology                                                 32.4
-------------------------------------------------------------------
Transportation                                              1.1
-------------------------------------------------------------------
Utilities                                                   3.7
-------------------------------------------------------------------
Short-Term Investments                                     10.3
-------------------------------------------------------------------
Other Assets & Liabilities                                 -8.4
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

The Hartford High Yield Fund
(subadvised by Hartford Investment Management Company)

INVESTMENT OBJECTIVE -- SEEKS HIGH CURRENT INCOME.
GROWTH OF CAPITAL IS A SECONDARY OBJECTIVE.


PERFORMANCE OVERVIEW(2) 9/30/98 - 10/31/06
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                                                    LEHMAN BROTHERS HIGH YIELD
                                                                      HIGH YIELD FUND                    CORPORATE INDEX
                                                                      ---------------               --------------------------
9/30/98                                                                     9550                              10000
10/98                                                                       9529                               9795
                                                                            9856                              10202
                                                                            9868                              10213
                                                                           10016                              10364
                                                                           10007                              10303
                                                                           10137                              10402
                                                                           10326                              10603
                                                                           10123                              10460
                                                                           10113                              10437
                                                                           10102                              10479
                                                                           10026                              10363
                                                                            9986                              10289
10/99                                                                      10040                              10221
                                                                           10168                              10341
                                                                           10211                              10457
                                                                           10120                              10412
                                                                           10106                              10431
                                                                           10011                              10212
                                                                           10050                              10229
                                                                            9914                              10123
                                                                           10173                              10330
                                                                           10279                              10408
                                                                           10423                              10479
                                                                           10359                              10388
10/00                                                                      10175                              10056
                                                                            9922                               9657
                                                                           10275                               9844
                                                                           10958                              10581
                                                                           11015                              10722
                                                                           10765                              10469
                                                                           10624                              10339
                                                                           10689                              10525
                                                                           10340                              10230
                                                                           10498                              10381
                                                                           10587                              10503
                                                                            9962                               9797
10/01                                                                      10359                              10039
                                                                           10688                              10406
                                                                           10572                              10363
                                                                           10465                              10436
                                                                           10110                              10290
                                                                           10216                              10538
                                                                           10315                              10706
                                                                           10210                              10647
                                                                            9643                               9862
                                                                            9195                               9431
                                                                            9310                               9700
                                                                            9078                               9573
10/02                                                                       9099                               9489
                                                                            9663                              10077
                                                                            9762                              10218
                                                                           10008                              10558
                                                                           10200                              10688
                                                                           10380                              10995
                                                                           10924                              11647
                                                                           11106                              11768
                                                                           11336                              12106
                                                                           11058                              11973
                                                                           11158                              12111
                                                                           11504                              12442
10/03                                                                      11710                              12693
                                                                           11862                              12886
                                                                           12133                              13177
                                                                           12268                              13429
                                                                           12236                              13395
                                                                           12273                              13486
                                                                           12100                              13394
                                                                           11868                              13168
                                                                           12017                              13356
                                                                           12169                              13538
                                                                           12384                              13803
                                                                           12555                              14004
10/04                                                                      12794                              14257
                                                                           12856                              14429
                                                                           12979                              14644
                                                                           12918                              14625
                                                                           13139                              14840
                                                                           12695                              14408
                                                                           12589                              14268
                                                                           12822                              14521
                                                                           12989                              14806
                                                                           13157                              15065
                                                                           13175                              15094
                                                                           13029                              14943
10/05                                                                      12917                              14839
                                                                           13005                              14916
                                                                           13111                              15045
                                                                           13251                              15285
                                                                           13358                              15387
                                                                           13448                              15479
                                                                           13538                              15574
                                                                           13529                              15572
                                                                           13455                              15517
                                                                           13576                              15669
                                                                           13805                              15923
                                                                           13944                              16149
10/06                                                                      14153                              16369

    --- HIGH YIELD FUND                    --- LEHMAN BROTHERS HIGH YIELD CORPORATE INDEX
        $9,550  starting value                 $10,000 starting value
        $14,153 ending value                   $16,369 ending value

LEHMAN BROTHERS HIGH YIELD CORPORATE INDEX is an unmanaged broad-based market value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the SEC.


You cannot invest directly in an index.


The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.


Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

AVERAGE ANNUAL TOTAL RETURNS(1) (as of 10/31/06)

                INCEPTION                       SINCE
                  DATE      1 YEAR   5 YEAR   INCEPTION
------------------------------------------------------------
High Yield A#   9/30/1998    9.57%   6.44%      4.98%
------------------------------------------------------------
High Yield A##  9/30/1998    4.64%   5.46%      4.39%
------------------------------------------------------------
High Yield B#   9/30/1998    8.90%   5.69%      NA*
------------------------------------------------------------
High Yield B##  9/30/1998    3.90%   5.39%      NA*
------------------------------------------------------------
High Yield C#   9/30/1998    8.84%   5.76%      4.28%
------------------------------------------------------------
High Yield C##  9/30/1998    7.84%   5.76%      4.28%
------------------------------------------------------------
High Yield Y#   9/30/1998   10.11%   6.86%      5.42%
------------------------------------------------------------

 # Without sales charge
## With sales charge
NA Not Applicable.
 * Inception returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
(2) Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

PORTFOLIO MANAGERS

MARK NILAND, CFA
Executive Vice President

NASRI TOUTOUNGI
Managing Director

JAMES SERHANT
Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford High Yield Fund (Class A) gained 9.57%, before sales charges, for the 12 month period ended October 31, 2006, trailing its benchmark, the Lehman Brothers High Yield Corporate Index, which returned 10.31%. However, the Fund outpaced the 9.18% return of the Lipper High Current Yield Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

The Fund's fiscal year, which ended October 31, 2006, began in a period of rising interest rates. Historically high energy and commodity prices, a boom in the housing market, and a strengthening economy led to concerns about rising inflation. To keep inflation in check, the Federal Reserve (the Fed) continued its cycle of monetary tightening (i.e. raising interest rates) that began in the summer of 2004. By June of 2006, the Fed had raised its Federal Funds Target Rate (Fed Funds Rate) 17 consecutive times, leaving the Fed Funds rate at 5.25%. In response to the Fed's tightening, short- and intermediate-term bond yields rose through the first half of 2006. Thus, as interest rates rose, the principal value of these bonds declined in response. In contrast, long-term bond yields did not rise as substantially due to overseas demand and expectations that the Fed could keep inflation low over the long run. The result was a yield curve that remained flat or even inverted through most of the fiscal year. However, by August of 2006, the Fed became concerned that economic growth was slowing, in part due to the retreating housing market. As such, the Fed found itself in a conundrum as to whether it should continue raising interest rates to restrain inflation, or to pause in the tightening cycle to assess prospects for further economic growth. Since changes in the rate of inflation often lag changes in economic conditions, the Fed left rates unchanged at its two most recent meetings while it waited for more data before taking action. Sensing that the Fed would continue easing monetary policy, the bond markets rallied in the last months of the fiscal year.

While stocks, and in particular foreign and small cap stocks, performed strongly for the year, fixed income securities provided more modest gains. Fortunately, the bond rally over the last few months offset the negative impact of rising interest rates earlier in the year, allowing the major bond sectors to finish with positive returns for the period. During much of the year, fixed income investors were unable to achieve higher levels of yield by going out to a longer duration on the yield curve. Thus, many investors allocated to lower quality and foreign issues as they sought out higher yields. Accordingly, the traditionally "riskier" high yield and emerging markets bonds were among the strongest performers for the year. Within the high yield sector, the lowest quality and highest risk bonds outperformed those with higher credit ratings.

--------------------------------------------------------------------------------

During the twelve months ending October 31, 2006, security selection within the Fund proved to be the primary driver of performance. The strongest selection occurred within the Electric, Health Care and Chemicals sectors. However, for most of the fiscal year the Fund's performance was constrained by its 10% limit on CCC-rated securities (which we fully utilized) versus the fund's benchmark which carries a 15% weighting. For the year, the lower end of the credit spectrum (rated "CCC") outperformed the middle (rated "B") and highest (rated "BB") tiers of the below investment grade credit spectrum. Late in the second quarter of 2006, the Fund's investment guidelines were expanded to allow up to a maximum of 25% in securities rated CCC. At this point in time, we do not anticipate fully utilizing this larger "bucket", as we will continue to treat the CCC-rated sector very selectively and opportunistically. At the sector level, allocations detracted somewhat from performance, primarily due to the underweight to the Automotive sector. Mainly due to last year's downgrade of Ford and General Motors (GM) to below investment grade ratings, the Automotive Sector now represents approximately 13% of the Lehman High Yield Index. While we have generally been bullish (positive) on the prospects for these issuers, prudent portfolio management principles and the asymmetry of fixed income returns dictated a less-than-benchmark exposure of roughly 10%. Nevertheless, this weighting within our portfolio is larger than the bulk of its peers. During the year this positioning benefited the fund's peer relative performance, as heightened speculation surrounding GM's sale of its most profitable subsidiary, General Motors Acceptance Corp. (GMAC), and GM's progress in addressing its pension and benefit obligations with its unions led to a rally in the automotive sector. While the portfolio outperformed the Index on a gross (before expenses) basis, it did not outperform by a great enough margin to offset the costs associated with operating the Fund.

WHAT IS THE OUTLOOK?

The recent rally in bonds has priced in an environment of economic weakness that is not entirely consistent with our view. Declines in interest rates and gasoline prices, coupled with a healthy employment picture and gains in the stock market, should be supportive of continued consumer spending. While housing remains a wild card for the U.S. economy, our view is that the Fed is still chiefly concerned with inflation and accordingly, policy decisions will favor price stability as long as economic growth does not decline dramatically. We continue to position the portfolio with a slight bias towards higher interest rates. With the Fed's rate hike campaign on hold and slower, but positive, growth ahead, the environment for spread sectors (those that offer yield premiums over Treasuries) is favorable. Strong earnings, a benign inflation and interest rate environment, and attractive yields all suggest that the High Yield sector continues to offer value. In the near term, our chief concern is the technical backdrop, in that the high yield market will be asked to absorb a significant spike of supply (approximately $25 billion) before year end. This dynamic has the potential to cause secondary market values to soften as new issues will most likely have to come at some price concession. However, we are looking forward to the upswing in the primary market as an opportunity to participate in new issues with attractive pricing and covenant protection, and we would view any material decline in the secondary market as a buying opportunity.

DISTRIBUTION BY CREDIT QUALITY
as of October 31, 2006

                                                       PERCENTAGE OF
                                                         LONG-TERM
RATING                                                   HOLDINGS
--------------------------------------------------------------------
BBB                                                          0.7%
--------------------------------------------------------------------
BB                                                          24.3
--------------------------------------------------------------------
B                                                           62.3
--------------------------------------------------------------------
CCC                                                         11.9
--------------------------------------------------------------------
NR                                                           0.8
--------------------------------------------------------------------
TOTAL                                                      100.0%
--------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
as of October 31, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                            13.2%
-------------------------------------------------------------------
Capital Goods                                               1.6
-------------------------------------------------------------------
Consumer Cyclical                                          13.8
-------------------------------------------------------------------
Consumer Staples                                            2.5
-------------------------------------------------------------------
Energy                                                      3.5
-------------------------------------------------------------------
Finance                                                    14.2
-------------------------------------------------------------------
Health Care                                                 4.9
-------------------------------------------------------------------
Services                                                   15.2
-------------------------------------------------------------------
Technology                                                 20.4
-------------------------------------------------------------------
Transportation                                              2.7
-------------------------------------------------------------------
Utilities                                                   7.2
-------------------------------------------------------------------
Short-Term Investments                                     20.8
-------------------------------------------------------------------
Other Assets & Liabilities                                -20.0
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

The Hartford Income Allocation Fund
(advised by Hartford Investment Financial Services, LLC)

INVESTMENT OBJECTIVE -- SEEKS CURRENT INCOME AND, AS
A SECONDARY OBJECTIVE, CAPITAL PRESERVATION.


PERFORMANCE OVERVIEW(3) 5/28/04 - 10/31/06
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                                              LEHMAN BROTHERS U.S. AGGREGATE BOND
                                                                INCOME ALLOCATION FUND                       INDEX
                                                                ----------------------        -----------------------------------
5/28/04                                                                  9550                                10000
                                                                         9550                                10000
                                                                         9560                                10057
7/04                                                                     9602                                10156
                                                                         9683                                10350
                                                                         9713                                10378
10/04                                                                    9781                                10465
                                                                         9765                                10382
                                                                         9832                                10477
1/05                                                                     9836                                10543
                                                                         9838                                10481
                                                                         9764                                10427
4/05                                                                     9820                                10568
                                                                         9888                                10682
                                                                         9939                                10741
7/05                                                                     9910                                10643
                                                                         9992                                10779
                                                                         9937                                10668
10/05                                                                    9880                                10584
                                                                         9915                                10631
                                                                         9989                                10732
1/06                                                                    10012                                10732
                                                                        10042                                10768
                                                                         9990                                10662
4/06                                                                    10001                                10643
                                                                        10005                                10631
                                                                        10016                                10654
7/06                                                                    10108                                10798
                                                                        10218                                10963
                                                                        10274                                11060
10/06                                                                   10339                                11133

    --- INCOME ALLOCATION FUND                       --- LEHMAN BROTHERS U.S. AGGREGATE
        $9,550  starting value                           BOND INDEX
        $10,339 ending value                             $10,000 starting value
                                                         $11,133 ending value

LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Index and Commercial Mortgage-Backed Securities Index.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

AVERAGE ANNUAL TOTAL RETURNS(1,2) (as of 10/31/06)

                       INCEPTION              SINCE
                         DATE      1 YEAR   INCEPTION
----------------------------------------------------------
Income Allocation
  A#.................  5/28/2004    4.64%     3.32%
----------------------------------------------------------
Income Allocation
  A##................  5/28/2004   -0.06%     1.38%
----------------------------------------------------------
Income Allocation
  B#.................  5/28/2004    3.91%     2.58%
----------------------------------------------------------
Income Allocation
  B##................  5/28/2004   -1.09%     1.40%
----------------------------------------------------------
Income Allocation
  C#.................  5/28/2004    3.91%     2.58%
----------------------------------------------------------
Income Allocation
  C##................  5/28/2004    2.91%     2.58%
----------------------------------------------------------
Income Allocation
  I#.................  5/28/2004    4.63%     3.32%
----------------------------------------------------------

 # Without sales charge
## With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance.

(2) The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(3) Growth of a $10,000 investment in Classes B, C and I shares will vary from results seen above due to differences in the expenses charged to these share classes.

PORTFOLIO MANAGERS

WILLIAM DAVISON, CFA
Senior Vice President

CHRISTOPHER HANLON, CFA
Senior Vice President

HUGH WHELAN, CFA
Executive Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford Income Allocation Fund (Class A) gained 4.64%, before sales charges, for the year ended October, 2006, versus the returns of 4.62% return for the Lipper Intermediate Investment Grade Funds peer group and 5.19% for the Lehman Brothers U.S. Aggregate Bond Index.

WHY DID THE FUND PERFORM THIS WAY?

The Fund's fiscal year, which ended October 31, 2006, began in a period of rising interest rates. Historically high energy and commodity prices, a boom in the housing market, and a strengthening economy led to concerns about rising inflation. To keep inflation in check, the Federal Reserve (the Fed) continued its cycle of monetary tightening that began in the summer of 2004. By June of 2006, the Fed had raised its Federal Funds Target Rate (Fed Funds Rate) 17 consecutive times, leaving the Fed Funds Rate at 5.25%. In response to the Fed's tightening, short- and intermediate-term bond yields rose through the first half of 2006. Thus, as interest rates rose, the principal value of these short- and intermediate-term bonds declined in response. In contrast, long-term bond yields did not rise as substantially due to overseas demand and expectations that the Fed could keep inflation low over the long run. The result was a yield curve that remained flat or even inverted (i.e. bonds with longer term maturities having a lower interest rate than bonds with shorter maturities) through most of the fiscal year. However, by August of 2006, the Fed became concerned that economic growth was slowing, in part due to the retreating housing market. As such, the Fed found itself in a conundrum as to whether it should continue raising interest rates to restrain inflation, or to pause in the tightening cycle to assess prospects for further economic growth. Since changes in the rate of inflation often lag changes in economic conditions, the Fed left rates unchanged at its two most recent meetings while it waited for more data before taking action. Sensing that the Fed would continue easing monetary policy, the bond markets rallied in the last months of the fiscal year.

While stocks, and in particular foreign and small cap stocks, performed strongly for the year, fixed income securities provided more modest gains. Fortunately, the bond rally over the last few months offset the negative impact of rising interest rates earlier in the year, allowing the major bond sectors to finish with positive returns for the period. During much of the year, fixed income investors were unable to achieve higher levels of yield by going out longer on the yield curve (i.e. purchasing bonds with a longer maturity date). Thus, many investors shifted to lower quality and foreign issues as they sought greater yield. During the period, the

--------------------------------------------------------------------------------

traditionally "riskier" high yield and emerging markets bonds were among the strongest performers for the year.

Based upon the Fund's design, the Fund's fixed income component typically is less sensitive to changes in interest rates than the Lehman benchmark. Additionally, the Fund's fixed income component was more defensive than normal this year, since the underlying fund managers generally assumed the bond markets were underestimating the potential for higher inflation. As interest rates declined during most of the fiscal year, the Fund's fixed income component delivered positive performance. However, the Fund's defensive stance did not allow it to participate fully in the bond rally that occurred late in the period. Thus, earlier gains were negatively offset. The Fund did, however, benefit from the out-of-index exposure to "spread" sectors and higher yielding securities. These sectors pay greater yields than Treasuries of similar maturities to compensate for their greater risks. In periods when investors are optimistic, such as last year, these spreads or risk premiums decline, causing their bond values to rise. The underlying managers typically have exposure to spread sectors since they can offer greater yields and at times may offer compelling values. Ultimately, due to the relatively conservative structure of the Fund, the benefits of the out-of-index strategies could not be fully exploited, thereby preventing the Fund from outperforming its benchmark.

WHAT IS THE OUTLOOK?

The recent rally in fixed-rate bonds has resulted in bond prices that reflect an environment of economic weakness that is not consistent with our view of the economy. Declines in interest rates and gasoline prices, coupled with a decent employment picture and gains in the stock market, should be supportive of continued consumer spending. While housing remains a wild card for the U.S. economy, our view is that the Federal Reserve is still concerned with inflation and that policy decisions will favor price stability as long as economic growth does not decline dramatically. In the coming months we will be closely watching the economy to determine the impact of a slower housing market on the average U.S. consumer and what implications that has for the economy going forward.

COMPOSITION BY UNDERLYING FUND
as of October 31, 2006

                                                      PERCENTAGE OF
FUND NAME                                              NET ASSETS
-------------------------------------------------------------------
Hartford Floating Rate Fund, Class Y                        7.8%
-------------------------------------------------------------------
Hartford High Yield Fund, Class Y                          12.0
-------------------------------------------------------------------
Hartford Income Fund, Class Y                               8.5
-------------------------------------------------------------------
Hartford Inflation Plus Fund, Class Y                      16.3
-------------------------------------------------------------------
Hartford Money Market Fund, Class Y                         7.1
-------------------------------------------------------------------
Hartford Short Duration Fund, Class Y                      23.4
-------------------------------------------------------------------
Hartford Total Return Bond Fund, Class Y                   24.7
-------------------------------------------------------------------
Hartford U.S. Government Securities Fund, Class Y           0.1
-------------------------------------------------------------------
Other Assets & Liabilities                                  0.1
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

The Hartford Income Fund
(subadvised by Hartford Investment Management Company)

INVESTMENT OBJECTIVE -- SEEKS TO PROVIDE A HIGH LEVEL OF
CURRENT INCOME. CAPITAL APPRECIATION IS A SECONDARY OBJECTIVE.


PERFORMANCE OVERVIEW(2) 10/31/02 - 10/31/06
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                                              LEHMAN BROTHERS U.S. AGGREGATE BOND
                                                                     INCOME FUND                             INDEX
                                                                     -----------              -----------------------------------
10/31/02                                                                 9550                                10000
                                                                         9662                                10207
                                                                         9820                                10215
                                                                         9883                                10357
                                                                        10045                                10349
                                                                        10099                                10434
                                                                        10314                                10629
                                                                        10459                                10608
                                                                        10540                                10251
                                                                        10193                                10319
                                                                        10273                                10592
                                                                        10563                                10493
10/03                                                                   10580                                10518
                                                                        10637                                10625
                                                                        10804                                10711
                                                                        10895                                10827
                                                                        10995                                10908
                                                                        11080                                10624
                                                                        10788                                10582
                                                                        10691                                10641
                                                                        10769                                10747
                                                                        10897                                10952
                                                                        11108                                10982
                                                                        11170                                11074
10/04                                                                   11305                                10985
                                                                        11242                                11086
                                                                        11356                                11156
                                                                        11376                                11090
                                                                        11373                                11033
                                                                        11209                                11183
                                                                        11289                                11304
                                                                        11414                                11365
                                                                        11497                                11262
                                                                        11460                                11406
                                                                        11597                                11289
                                                                        11490                                11199
10/05                                                                   11384                                11249
                                                                        11450                                11356
                                                                        11550                                11356
                                                                        11601                                11394
                                                                        11659                                11282
                                                                        11578                                11262
                                                                        11590                                11250
                                                                        11558                                11274
                                                                        11538                                11426
                                                                        11682                                11601
                                                                        11874                                11703
                                                                        11983                                11780
10/06                                                                   12095                                11780

    --- INCOME FUND                        --- LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX
        $9,550  starting value                 $10,000 starting value
        $12,095 ending value                   $11,780 ending value

LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.


You cannot invest directly in an index.


The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.


Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

AVERAGE ANNUAL TOTAL RETURNS(1) (as of 10/31/06)

            INCEPTION               SINCE
               DATE      1 YEAR   INCEPTION
------------------------------------------------
Income A#   10/31/2002    6.24%     6.08%
------------------------------------------------
Income A##  10/31/2002    1.46%     4.87%
------------------------------------------------
Income B#   10/31/2002    5.45%     5.31%
------------------------------------------------
Income B##  10/31/2002    0.45%     4.67%
------------------------------------------------
Income C#   10/31/2002    5.44%     5.36%
------------------------------------------------
Income C##  10/31/2002    4.44%     5.36%
------------------------------------------------
Income Y#   11/28/2003    6.41%     4.74%
------------------------------------------------

 # Without sales charge
## With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
(2) Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

PORTFOLIO MANAGERS

WILLIAM DAVISON, CFA
Managing Director

JEFFREY MACDONALD, CFA
Vice President

CHARLES MOON
Executive Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford Income Fund (Class A) gained 6.24%, before sales charges, for the year ended October, 2006, outperforming its benchmark, the Lehman Brothers U.S. Aggregate Bond Index, which returned 5.19%. Similarly, the Fund outpaced the 5.33% return of the Lipper Corporate Debt Funds BBB-Rated Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

The Fund's fiscal year, which ended October 31, 2006, began with continued flattening of the U.S. Treasury yield curve. Historically high energy and commodity prices, a boom in the housing market, and a strengthening economy led to concerns about rising inflation. To keep inflation in check, the Federal Reserve (the Fed) continued its cycle of monetary tightening (i.e. raising interest rates) that began in the summer of 2004. By June of 2006, the Fed had raised its Federal Funds Target Rate (Fed Funds Rate) 17 consecutive times, leaving the Fed Funds rate at 5.25%. In response to the Fed's tightening, short- and intermediate-term bond yields rose through the first half of 2006. In contrast, long-term bond yields remained relatively stable due, in large part, to overseas demand and expectations that the Fed could keep inflation low over the long run. By the August 8th meeting of the Federal Open Market Committee
(FOMC), the economic outlook at the Fed suggested a slowing in economic growth and a subsequent moderation in inflation pressures. The Fed Funds Rate was left at 5.25%, unchanged for the first time since May 2004. Rates across the yield curve fell in the wake of the FOMC pause as the market began to price in an environment of slow economic growth and a series of Fed Funds Rate cuts that would likely follow.

While stocks, and in particular foreign and small cap stocks, performed strongly for the year, fixed income securities provided more modest gains. Fortunately, the bond rally over the last few months offset the negative impact of rising interest rates earlier in the year, allowing the major bond sectors to finish with positive returns for the period. During much of the year, fixed income investors were unable to achieve higher levels of yield by going out to longer durations on the yield curve. Thus, many investors added lower quality and foreign issues as they sought greater yield. During the period, the traditionally "riskier" high yield and emerging markets bonds were among the strongest performers for the year.

The greatest driver of the Fund's performance relative to the benchmark was exposure to sectors outside the Fund's benchmark -- specifically High Yield and Emerging Markets Debt.

--------------------------------------------------------------------------------

These sectors were the strongest performers for the period and benefited from the strength of global economies, the outlook for stable-to-improving credit quality, and from the continuing search for yield by investors. With a flat yield curve for much of the 12 month period, investors could not obtain meaningful increases in yields simply by extending the maturities of their portfolios. As such, Investors were willing to accept the risk associated with the higher yields in credit-sensitive sectors such as High Yield and Emerging Markets Debt, at least in part because of their general confidence in the economy and the positive prospects for most of the issuers in these sectors. The fund's overweight to High Yield and Emerging Markets Debt was funded with U.S. Treasuries. The major detractor from performance was the Fund's underweight to the Mortgage-Backed Securities sector. Although rising interest rates detracted from the Fund's performance on an absolute return basis, the Fund's shorter-than-benchmark duration added to performance on a relative basis. In addition to benefiting from sector allocation, the Fund also benefited from selection at the individual security level. While the strongest issue selection came from within the investment grade corporate sector, selection within the Mortgage-Backed Securities and Treasury sectors also added value.

Consistent with the Fund's primary objective of high current income, the Fund maintained a higher-than-median 30-Day SEC Yield relative to the Lipper BBB Corporate Bond Universe for the months of November 2005 through October 2006, placing in the 1st quartile in nine of those months and continuing our record of consistently generating above-average SEC yields while maintaining an A3 credit rating.

WHAT IS THE OUTLOOK?

The recent rally in bonds has priced into bond market values an environment of economic weakness that is not consistent with our view. Declines in interest rates and gasoline prices, coupled with a decent employment picture and gains in the stock market, should support continued spending. While housing remains a wild card for the U.S. economy, we believe that the Fed is still concerned with inflation and that policy decisions will favor price stability as long as economic growth does not decline dramatically. We continue to position the portfolio with a slight bias towards higher interest rates. With the Fed's rate hike campaign on hold and slower, yet still positive growth ahead, the environment for spread sectors (those that offer yield premiums over Treasuries) is favorable. Strong earnings, a benign inflation and interest rate environment and attractive yields all suggest the High Yield sector continues to offer value. We also believe that opportunities continue to exist in the Non-Dollar and Emerging Markets Debt sectors. In the coming months we will be closely watching the economy to determine the impact of a slower housing market on the average U.S. consumer and what implications for the economy result.

DISTRIBUTION BY CREDIT QUALITY
as of October 31, 2006

                                                      PERCENTAGE OF
                                                        LONG-TERM
RATING                                                  HOLDINGS
-------------------------------------------------------------------
AAA                                                        36.6%
-------------------------------------------------------------------
AA                                                          2.2
-------------------------------------------------------------------
A                                                          10.7
-------------------------------------------------------------------
BBB                                                        13.8
-------------------------------------------------------------------
BB                                                         14.4
-------------------------------------------------------------------
B                                                          18.5
-------------------------------------------------------------------
CCC                                                         3.0
-------------------------------------------------------------------
NR                                                          0.8
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
as of October 31, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             4.6%
-------------------------------------------------------------------
Capital Goods                                               1.0
-------------------------------------------------------------------
Consumer Cyclical                                           4.8
-------------------------------------------------------------------
Consumer Staples                                            1.4
-------------------------------------------------------------------
Energy                                                      2.8
-------------------------------------------------------------------
Finance                                                    27.7
-------------------------------------------------------------------
Foreign Governments                                         1.1
-------------------------------------------------------------------
General Obligations                                         0.1
-------------------------------------------------------------------
Health Care                                                 2.6
-------------------------------------------------------------------
Services                                                   10.9
-------------------------------------------------------------------
Technology                                                  8.1
-------------------------------------------------------------------
Transportation                                              0.7
-------------------------------------------------------------------
U.S. Government Agencies                                   26.3
-------------------------------------------------------------------
U.S. Government Securities                                  2.8
-------------------------------------------------------------------
Utilities                                                   3.6
-------------------------------------------------------------------
Short-Term Investments                                      2.9
-------------------------------------------------------------------
Other Assets & Liabilities                                 -1.4
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

The Hartford Inflation Plus Fund
(subadvised by Hartford Investment Management Company)

INVESTMENT OBJECTIVE -- SEEKS A TOTAL RETURN THAT EXCEEDS THE RATE OF INFLATION OVER AN ECONOMIC CYCLE.


PERFORMANCE OVERVIEW(3) 10/31/02 - 10/31/06
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                                                LEHMAN BROTHERS U.S. TREASURY
                                                                INFLATION PLUS FUND          INFLATION-PROTECTED SECURITIES INDEX
                                                                -------------------          ------------------------------------
10/31/02                                                                9550                                10000
                                                                        9528                                 9993
                                                                        9842                                10329
                                                                        9889                                10407
                                                                       10245                                10796
                                                                       10082                                10621
                                                                       10037                                10594
                                                                       10507                                11097
                                                                       10407                                10983
                                                                        9921                                10476
                                                                       10072                                10664
                                                                       10390                                11017
10/03                                                                  10412                                11077
                                                                       10411                                11084
                                                                       10500                                11197
                                                                       10609                                11325
                                                                       10842                                11586
                                                                       11003                                11772
                                                                       10488                                11201
                                                                       10628                                11403
                                                                       10621                                11408
                                                                       10707                                11514
                                                                       10976                                11823
                                                                       10988                                11846
10/04                                                                  11077                                11965
                                                                       11044                                11936
                                                                       11228                                12144
                                                                       11226                                12145
                                                                       11173                                12093
                                                                       11173                                12104
                                                                       11367                                12335
                                                                       11446                                12420
                                                                       11469                                12473
                                                                       11248                                12211
                                                                       11487                                12493
                                                                       11456                                12475
10/05                                                                  11310                                12316
                                                                       11316                                12337
                                                                       11442                                12489
                                                                       11441                                12488
                                                                       11429                                12482
                                                                       11190                                12208
                                                                       11164                                12198
                                                                       11200                                12234
                                                                       11211                                12268
                                                                       11377                                12468
                                                                       11570                                12684
                                                                       11581                                12705
10/06                                                                  11569                                12683

    --- INFLATION PLUS FUND                    --- LEHMAN BROTHERS U.S. TREASURY
        $9,550  starting value                     INFLATION-PROTECTED SECURITIES INDEX
        $11,569 ending value                       $10,000 starting value
                                                   $12,683 ending value

LEHMAN BROTHERS U.S. TREASURY INFLATION-PROTECTED SECURITIES INDEX represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have more than one year to maturity.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

AVERAGE ANNUAL TOTAL RETURNS(1,2) (as of 10/31/06)

                    INCEPTION               SINCE
                       DATE      1 YEAR   INCEPTION
--------------------------------------------------------
Inflation Plus A#   10/31/2002    2.29%     4.91%
--------------------------------------------------------
Inflation Plus A##  10/31/2002   -2.32%     3.71%
--------------------------------------------------------
Inflation Plus B#   10/31/2002    1.51%     4.18%
--------------------------------------------------------
Inflation Plus B##  10/31/2002   -3.38%     3.51%
--------------------------------------------------------
Inflation Plus C#   10/31/2002    1.51%     4.16%
--------------------------------------------------------
Inflation Plus C##  10/31/2002    0.51%     4.16%
--------------------------------------------------------
Inflation Plus I#   11/28/2003    2.34%     4.92%
--------------------------------------------------------
Inflation Plus Y#   11/28/2003    2.58%     4.00%
--------------------------------------------------------

  # Without sales charge
 ## With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance.
(2) The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
(3) Growth of a $10,000 investment in Classes B, C, I and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

PORTFOLIO MANAGERS

WILLIAM DAVISON, CFA
Managing Director

TIMOTHY WILHIDE
Senior Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford Inflation Plus Fund (Class A), before sales charges, gained 2.29% for the year ended October 31, 2006, trailing its benchmark, the Lehman U.S. Treasury Inflation-Protected Securities Index, which returned 2.98%. The Fund also lagged the 2.48% return of the Lipper U.S. Treasury Inflation-Protected Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

The Fund's fiscal year, which ended October 31, 2006, began in a period of rising interest rates. Historically high energy and commodity prices, a boom in the housing market, and a strengthening economy led to concerns about rising inflation. To keep inflation in check, the Federal Reserve (the Fed) continued its cycle of monetary tightening (i.e. raising interest rates) that began in the summer of 2004. By June of 2006, the Fed had raised its Federal Funds Target Rate (Fed Funds Rate) 17 consecutive times, leaving the Fed Funds rate at 5.25%. In response to the Fed's tightening, short- and intermediate-term bond yields rose through the first half of 2006. Thus, as interest rates rose, the principal value of these bonds declined in response. In contrast, long-term bond yields did not rise as substantially due to overseas demand and expectations that the Fed could keep inflation low over the long run. The result was a yield curve that remained flat or even inverted through most of the fiscal year. However, by August of 2006, the Fed became concerned that economic growth was slowing, in part due to the retreating housing market. As such, the Fed found itself in a conundrum as to whether it should continue raising interest rates to restrain inflation, or to pause in the tightening cycle to assess prospects for further economic growth. Since changes in the rate of inflation often lag changes in economic conditions, the Fed left rates unchanged at its two most recent meetings while it waited for more data before taking action. Sensing that the Fed's pause would be followed by an easing, the bond markets rallied in the last months of the fiscal year.

While stocks, and in particular foreign and small cap stocks, performed strongly for the year, fixed income securities provided more modest gains. It was a particularly challenging year for U.S. Treasury Inflation-Protected Securities
(TIPS), which are impacted by the market's expectations about future inflation. During the past twelve months, energy, commodities and housing prices each soared to historically high levels, only to partially retreat in the latter half of the period. Also during the period, the Fed changed

--------------------------------------------------------------------------------

from its policy of monetary tightening to a "data dependent" outlook. Further complicating the market's ability to gauge future inflation was the change in leadership at the Federal Reserve. Overall, through all of these events, the bond markets maintained an outlook for low, long-term inflation. These conditions were therefore not beneficial for TIPS, which for the year lagged their nominal Treasury counterparts.

The greatest impact upon the Fund's performance was its sensitivity to changes in interest rates. Late in 2005, the Fund's duration was slightly long to the benchmark, having underweighted TIPS in the 1 to 5 year maturities in response to expectation that the real rate (nominal rate minus inflation) curve would continue to flatten. However, early in the new year, the Fund shortened its duration as the first quarter economic data proved much stronger than expected, raising the odds of more aggressive Fed tightening through the first half of 2006. By the last few months of the fiscal year, though, it became apparent that the economy might be slowing and the Fed might ease its monetary policy. The Fund consequently lengthened its duration to be in-line with the benchmark, and was therefore able to participate fully in the bond rally at the end of the twelve month period. The Fund's duration and yield curve management were both positive contributors to relative return. In seeking higher yields and greater diversification, the Fund has made small allocations outside the TIPS sector. For the fiscal year, in aggregate these allocations detracted slightly from relative return. In particular, the Fund's defensive positions in nominal Treasuries and hedging actions detracted slightly from performance. In September, the Fund made its first allocation into secured Bank Loans, an asset class which historically outperforms inflation. Even though they were in the portfolio for less than two months, the allocation to bank loans was a meaningful contributor to relative return.

WHAT IS THE OUTLOOK?

The recent rally in fixed-rate bonds has priced into bond market values an environment of economic weakness that is not consistent with our view. Declines in interest rates and gasoline prices, coupled with a decent employment picture and gains in the stock market, should be supportive of continued spending. While housing remains a wild card for the U.S. economy, our view is that the Federal Reserve is still concerned with inflation and that policy decisions will favor price stability as long as economic growth does not decline dramatically. In the coming months we will be closely watching the economy to determine the impact of a slower housing market on the average U.S. consumer and what implications for the economy result.

DIVERSIFICATION BY INDUSTRY
as of October 31, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             0.8%
-------------------------------------------------------------------
Consumer Cyclical                                           1.2
-------------------------------------------------------------------
Finance                                                     4.3
-------------------------------------------------------------------
Health Care                                                 1.6
-------------------------------------------------------------------
Services                                                    0.9
-------------------------------------------------------------------
Technology                                                  1.2
-------------------------------------------------------------------
U.S. Government Securities                                 88.9
-------------------------------------------------------------------
Utilities                                                   1.2
-------------------------------------------------------------------
Short-Term Investments                                      1.2
-------------------------------------------------------------------
Other Assets & Liabilities                                 -1.3
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DISTRIBUTION BY CREDIT QUALITY
as of October 31, 2006

                                                      PERCENTAGE OF
                                                        LONG-TERM
RATING                                                  HOLDINGS
-------------------------------------------------------------------
AAA                                                        91.0%
-------------------------------------------------------------------
AA                                                          0.7
-------------------------------------------------------------------
BBB                                                         0.6
-------------------------------------------------------------------
BB                                                          7.4
-------------------------------------------------------------------
B                                                           0.3
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

The Hartford International Capital Appreciation Fund
(subadvised by Wellington Management Company, LLP)

INVESTMENT OBJECTIVE -- SEEKS CAPITAL APPRECIATION.

PERFORMANCE OVERVIEW(3) 4/30/01 - 10/31/06
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                               INTERNATIONAL CAP APP FUND        MSCI EAFE INDEX         MSCI EAFE GROWTH INDEX
                                               --------------------------        ---------------         ----------------------
4/30/01                                                   9450                        10000                       10000
                                                          8836                         9655                        9601
                                                          8411                         9264                        9137
                                                          8297                         9096                        8915
                                                          7825                         8867                        8509
                                                          6861                         7971                        7706
10/01                                                     7201                         8175                        8013
                                                          7815                         8477                        8425
                                                          8023                         8528                        8474
                                                          7702                         8075                        8017
                                                          7834                         8132                        8125
                                                          8222                         8616                        8477
                                                          8080                         8638                        8488
                                                          8146                         8755                        8512
                                                          7768                         8410                        8295
                                                          7002                         7580                        7411
                                                          6880                         7565                        7355
                                                          6067                         6755                        6716
10/02                                                     6549                         7118                        7097
                                                          7154                         7442                        7306
                                                          6517                         7192                        7138
                                                          6574                         6893                        6785
                                                          6423                         6735                        6639
                                                          6234                         6608                        6575
                                                          6990                         7263                        7151
                                                          7605                         7710                        7527
                                                          7794                         7901                        7661
                                                          8031                         8093                        7762
                                                          8381                         8290                        7905
                                                          8400                         8547                        8174
10/03                                                     9100                         9080                        8645
                                                          9207                         9284                        8848
                                                          9711                        10009                        9457
                                                         10082                        10152                        9642
                                                         10548                        10388                        9826
                                                         10796                        10450                        9837
                                                         10282                        10223                        9600
                                                         10463                        10254                        9583
                                                         10796                        10496                        9714
                                                         10035                        10157                        9320
                                                         10082                        10204                        9331
                                                         10586                        10472                        9563
10/04                                                    11024                        10830                        9883
                                                         11642                        11573                       10567
                                                         11975                        12081                       11015
                                                         11604                        11860                       10762
                                                         11480                        12375                       11195
                                                         11052                        12069                       10925
                                                         10948                        11799                       10723
                                                         11033                        11817                       10764
                                                         11090                        11979                       10853
                                                         11480                        12347                       11184
                                                         11813                        12662                       11507
                                                         12061                        13229                       11993
10/05                                                    11547                        12843                       11666
                                                         11957                        13161                       11888
                                                         12649                        13774                       12517
                                                         13614                        14621                       13289
                                                         13402                        14591                       13140
                                                         13807                        15079                       13655
                                                         14465                        15810                       14282
                                                         13702                        15215                       13692
                                                         13567                        15221                       13712
                                                         13489                        15373                       13777
                                                         13847                        15800                       14111
                                                         13934                        15828                       14034
10/06                                                    14417                        16445                       14513

    --- INTERNATIONAL CAP APP    --- MSCI EAFE INDEX          -- MSCI EAFE GROWTH INDEX
        FUND                         $10,000 starting value       $10,000 starting value
        $9,450  starting value       $16,445 ending value         $14,513 ending value
        $14,417 ending value

MSCI EAFE INDEX -- the Morgan Stanley Capital International Europe, Australia and Far East Index is a free float-adjusted capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.

MSCI EAFE GROWTH INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance (excluding the U.S. and Canada) of the growth securities within the MSCI EAFE Index.

The fund has changed its benchmark from the MSCI EAFE Index to the MSCI EAFE Growth Index because the fund's investment manager believes that the MSCI EAFE Growth Index is better suited to the investment strategy of the fund.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.


Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

AVERAGE ANNUAL TOTAL RETURNS(1,2) (as of 10/31/06)

                   INCEPTION                       SINCE
                     DATE      1 YEAR   5 YEAR   INCEPTION
---------------------------------------------------------------
Int'l Cap App A#   4/30/2001   24.85%   14.88%     7.97%
---------------------------------------------------------------
Int'l Cap App A##  4/30/2001   17.98%   13.59%     6.87%
---------------------------------------------------------------
Int'l Cap App B#   4/30/2001   23.95%   14.08%     7.21%
---------------------------------------------------------------
Int'l Cap App B##  4/30/2001   18.95%   13.84%     7.07%
---------------------------------------------------------------
Int'l Cap App C#   4/30/2001   23.95%   14.08%     7.21%
---------------------------------------------------------------
Int'l Cap App C##  4/30/2001   22.95%   14.08%     7.21%
---------------------------------------------------------------
Int'l Cap App I##  4/30/2001   24.93%   14.90%     7.98%
---------------------------------------------------------------
Int'l Cap App Y#   4/30/2001   25.38%   15.41%     8.44%
---------------------------------------------------------------

 # Without sales charge
## With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance.
(2) The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
(3) Growth of a $10,000 investment in Classes B, C, I and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

PORTFOLIO MANAGEMENT

ANDREW S. OFFIT
Senior Vice President, Partner

JEAN-MARC BERTEAUX
Vice President

MATTHEW D. HUDSON
Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class A shares of The Hartford International Capital Appreciation Fund returned 24.85%, before sales charges, for the twelve-month period ended October 31, 2006, versus returns of 24.41% for the MSCI EAFE Growth Index and 28.04% for the MSCI EAFE Index. The Fund underperformed the 26.17% return of the average fund in the International Multi-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

Global equity markets were up significantly for the twelve months year ended October 31, 2006, buoyed by a pause in the US Federal Reserve's tightening cycle and lessening fears of excessive global inflation. Global equities showed signs of strength in late 2005, gained momentum and then dipped. The markets then rebounded in the third quarter as prices of energy-related commodities dropped significantly. Within the MSCI EAFE Growth Index, Utilities, Materials, and Industrials led all sectors, while Telecommunications Services and Energy performed well but lagged the index returns for the twelve month period ended October 31, 2006.

The Fund outperformed its benchmark during the period aided by strong stock selection across many sectors. Vallourec (Capital Goods), Research in Motion (Technology Hardware), and London Stock Exchange (Diversified Financials) were the top three relative contributors owned by the Fund. We initiated a position in French-based steel tube producer, Vallourec, after the company declined on macro-economic fears of inflation and higher interest rates. Shares of the company's stock surged due to increased demand for exploration from oil and gas companies benefiting from earlier price increases. Shares of wireless communications device maker Research In Motion increased as third quarter results exceeded expectations due to continued strong subscriber growth. The company continues to experience accelerating growth as it expands its geographic reach, subscription base, and product line. The UK securities market, London Stock Exchange, benefited

--------------------------------------------------------------------------------

from industry consolidation, along with exceptional earnings growth due to record trading volumes. Avoidance of Energy names like BP PLC also helped performance with the price of oil flattening compared with where it was a year ago.

The leading detractors from the Fund's relative (i.e. performance of the Fund as measured against the benchmark) and absolute performance were Rakuten (Retailing), Cia Vale do Rio Doce (Materials), and Statoil (Energy). Rakuten, Japan's leading online retailer, was negatively impacted by volatility in Japanese internet stocks. We have trimmed but continue to hold this name as there have been no fundamental disappointments with the company's earnings. Cia Vale Do Rio Doce, the world's largest iron ore miner, declined over concerns of decelerating global growth eroding demand for the company's raw materials, leading to lower profits. We trimmed due to near-term concerns of deteriorating fundamentals. Norwegian oil and gas company Statoil reported lower-than-expected quarterly profits and reduced guidance for full-year production volumes.

WHAT IS THE OUTLOOK?

We expect this pendulum swing in sector leadership from cyclical to growth to continue into the close of 2006 and beyond. In the meantime we continue to pick stocks one at a time, focusing on fundamental bottom-up research. As usual, the Fund is positioned for growth. The Fund's overweight in Consumer Discretionary and Information Technology sectors, two of the strongest areas of growth, are a result of our bottom-up research and stock analysis. Despite the Fund's challenging relative performance earlier in the year, our process has not wavered. Our focus remains on stock and sector selections that result from intense bottom-up research, diligently meeting with the management of leading global companies, and leveraging the strong research capabilities of our firm. We have strong conviction in our holdings and process and are optimistic about the Fund's positioning.

DIVERSIFICATION BY COUNTRY
as of October 31, 2006

                                                      PERCENTAGE OF
COUNTRY                                                NET ASSETS
-------------------------------------------------------------------
Australia                                                   0.5%
-------------------------------------------------------------------
Austria                                                     1.3
-------------------------------------------------------------------
Belgium                                                     0.9
-------------------------------------------------------------------
Brazil                                                      0.4
-------------------------------------------------------------------
Canada                                                      6.7
-------------------------------------------------------------------
France                                                     14.7
-------------------------------------------------------------------
Germany                                                     5.3
-------------------------------------------------------------------
Hong Kong                                                   2.9
-------------------------------------------------------------------
Ireland                                                     2.4
-------------------------------------------------------------------
Japan                                                      16.8
-------------------------------------------------------------------
Mexico                                                      2.7
-------------------------------------------------------------------
Netherlands                                                 3.9
-------------------------------------------------------------------
South Korea                                                 1.8
-------------------------------------------------------------------
Spain                                                       1.0
-------------------------------------------------------------------
Sweden                                                      1.4
-------------------------------------------------------------------
Switzerland                                                 8.2
-------------------------------------------------------------------
Taiwan                                                      2.2
-------------------------------------------------------------------
United Kingdom                                             22.4
-------------------------------------------------------------------
Short-Term Investments                                     28.8
-------------------------------------------------------------------
Other Assets & Liabilities                                -24.3
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
as of October 31, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             6.0%
-------------------------------------------------------------------
Consumer Cyclical                                          15.7
-------------------------------------------------------------------
Consumer Staples                                            9.9
-------------------------------------------------------------------
Energy                                                      0.5
-------------------------------------------------------------------
Finance                                                    22.1
-------------------------------------------------------------------
Health Care                                                 9.4
-------------------------------------------------------------------
Services                                                    4.5
-------------------------------------------------------------------
Technology                                                 22.5
-------------------------------------------------------------------
Transportation                                              2.4
-------------------------------------------------------------------
Utilities                                                   2.5
-------------------------------------------------------------------
Short-Term Investments                                     28.8
-------------------------------------------------------------------
Other Assets & Liabilities                                -24.3
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

The Hartford International Opportunities Fund
(subadvised by Wellington Management Company, LLP)

INVESTMENT OBJECTIVE -- SEEKS GROWTH OF CAPITAL.

PERFORMANCE OVERVIEW(3) 10/31/96 - 10/31/06
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                              INTERNATIONAL OPPORTUNITIES FUND   MSCI AC WORLD FREE EX U.S. INDEX
                                                              --------------------------------   --------------------------------
10/31/96                                                                    9450                              10000
                                                                            9883                              10386
                                                                            9970                              10266
                                                                            9868                              10077
                                                                            9924                              10262
                                                                            9924                              10240
                                                                            9868                              10327
                                                                           10445                              10964
                                                                           10889                              11569
                                                                           11206                              11804
                                                                           10461                              10875
                                                                           11001                              11463
10/97                                                                      10228                              10487
                                                                           10098                              10356
                                                                           10054                              10475
                                                                           10197                              10789
                                                                           10852                              11508
                                                                           11337                              11906
                                                                           11575                              11991
                                                                           11641                              11774
                                                                           11660                              11730
                                                                           11765                              11841
                                                                           10092                              10171
                                                                            9779                               9956
10/98                                                                      10415                              10999
                                                                           11014                              11590
                                                                           11314                              11990
                                                                           11647                              11977
                                                                           11380                              11709
                                                                           11989                              12274
                                                                           12437                              12888
                                                                           11913                              12283
                                                                           12472                              12847
                                                                           12786                              13148
                                                                           12796                              13194
                                                                           12872                              13283
10/99                                                                      13301                              13778
                                                                           14091                              14329
                                                                           15741                              15695
                                                                           14904                              14844
                                                                           15914                              15244
                                                                           15832                              15818
                                                                           15006                              14935
                                                                           14424                              14553
                                                                           14960                              15173
                                                                           14510                              14574
                                                                           14715                              14754
                                                                           13977                              13936
10/00                                                                      13352                              13493
                                                                           12781                              12888
                                                                           13297                              13328
                                                                           13372                              13527
                                                                           12319                              12456
                                                                           11471                              11576
                                                                           12309                              12363
                                                                           11858                              12022
                                                                           11493                              11561
                                                                           11235                              11304
                                                                           10913                              11023
                                                                            9784                               9853
10/01                                                                      10031                              10130
                                                                           10601                              10593
                                                                           10805                              10729
                                                                           10289                              10270
                                                                           10268                              10344
                                                                           10816                              10949
                                                                           10752                              10976
                                                                           10859                              11096
                                                                           10354                              10617
                                                                            9279                               9582
                                                                            9139                               9583
                                                                            8031                               8567
10/02                                                                       8633                               9027
                                                                            8999                               9461
                                                                            8623                               9155
                                                                            8225                               8834
                                                                            7967                               8655
                                                                            7795                               8487
                                                                            8504                               9305
                                                                            8988                               9898
                                                                            9117                              10172
                                                                            9386                              10443
                                                                            9719                              10754
                                                                            9773                              11055
10/03                                                                      10386                              11772
                                                                           10601                              12028
                                                                           11337                              12947
                                                                           11466                              13155
                                                                           11745                              13489
                                                                           11810                              13572
                                                                           11477                              13150
                                                                           11563                              13180
                                                                           11853                              13478
                                                                           11294                              13085
                                                                           11294                              13190
                                                                           11638                              13614
10/04                                                                      12068                              14087
                                                                           12810                              15065
                                                                           13294                              15712
                                                                           13004                              15441
                                                                           13445                              16203
                                                                           13111                              15763
                                                                           12864                              15375
                                                                           12929                              15471
                                                                           13187                              15762
                                                                           13832                              16344
                                                                           14198                              16762
                                                                           14714                              17627
10/05                                                                      14122                              16985
                                                                           14391                              17556
                                                                           15118                              18401
                                                                           16165                              19684
                                                                           15863                              19627
                                                                           16391                              20197
                                                                           17286                              21238
                                                                           16520                              20259
                                                                           16466                              20239
                                                                           16531                              20446
                                                                           16952                              21026
                                                                           16779                              21039
10/06                                                                      17405                              21896

    --- INTERNATIONAL OPPORTUNITIES FUND       --- MSCI AC WORLD FREE EX U.S. INDEX
        $9,450  starting value                     $10,000 starting value
        $17,405 ending value                       $21,896 ending value

MSCI AC WORLD FREE EX U.S. INDEX is a broad based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.


Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

AVERAGE ANNUAL TOTAL RETURNS(1,2) (as of 10/31/06)

               INCEPTION     1        5       10       SINCE
                 DATE       YEAR     YEAR    YEAR    INCEPTION
-------------------------------------------------------------------
Int'l Opp A#   7/22/1996   23.25%   11.65%   6.29%     6.38%
-------------------------------------------------------------------
Int'l Opp A##  7/22/1996   16.47%   10.39%   5.70%     5.79%
-------------------------------------------------------------------
Int'l Opp B#   7/22/1996   22.59%   10.86%    NA*      NA*
-------------------------------------------------------------------
Int'l Opp B##  7/22/1996   17.59%   10.59%    NA*      NA*
-------------------------------------------------------------------
Int'l Opp C#   7/22/1996   22.33%   10.79%   5.51%     5.58%
-------------------------------------------------------------------
Int'l Opp C##  7/22/1996   21.33%   10.79%   5.51%     5.58%
-------------------------------------------------------------------
Int'l Opp Y#   7/22/1996   24.00%   12.20%   6.79%     6.87%
-------------------------------------------------------------------

 # Without sales charge
## With sales charge
NA Not Applicable
 * 10 year and inception returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Class C shares commenced operations on 7/31/98. Performance prior to 7/31/98 reflects Class B performance less Class C sales charges where applicable.
(2) The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
(3) Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

PORTFOLIO MANAGEMENT

TROND SKRAMSTAD
Senior Vice President, Partner, Director of Global Equity

NICOLAS M. CHOUMENKOVITCH
Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class A shares of The Hartford International Opportunities Fund returned 23.25%, before sales charges, for the twelve-month period ended October 31, 2006, underperforming its benchmark, the MSCI All Country World Free ex US Index, which returned 28.91% for the same period. The Fund underperformed the 25.62% return of the average fund in the Lipper International Large Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

Toward the end of 2005 global equity markets showed signs of strength, as investors felt encouraged by strong consumer confidence, solid holiday sales, and retreating energy prices. Early 2006 showed international equity markets advancing as corporate earnings growth continued to be excellent. Returns were strong in Europe, which experienced a high volume of merger and acquisition activity and IPO offerings. Mid-year 2006 economic resilience and companies that benefited from M&A helped returns in the portfolio. Declining energy and metals prices helped drive up international equity markets during the last months of the Fund's fiscal year.

The Fund's underperformance versus its benchmark reflected a combination of weak stock selection in some areas as well as sector allocation. Key detractors from performance included Peugeot (Automotives), Rakuten (Retailing), and Statoil (Energy). Peugeot has been under short-term pressure due to its late stage product cycle evolution, higher raw materials costs, and additional expenses related to weaker than expected sales results. Over the mid-long term, we expect positive upside from restructuring efforts, initiatives set forth by a new CEO, and product cycle improvements. Rakuten's stock price fell as a temporary rise in the costs necessary to grow a healthy sales base of this internet retailer disappointed investors; they also had adverse press which in turn hit the stock hard. We remain confident in Rakuten's leading market position and added to our holdings on the recent weakness. Statoil fell back with the decline in the oil prices compounded by lower-than-expected quarterly profits and reduced company guidance for full year production volumes. We remain positive on the company due to its ability to control costs and our confidence in management plans to boost oil production longer-term. As a strategy the Fund tends to favor asset rich companies with growth potential. These, however, underperformed when a sudden down draft in commodity prices occurred. Consumer financial related stocks in Japan, such as Matsui Securities, also detracted from performance. Finally, the Fund's overweight (i.e. the Fund's sector position was more than the benchmark position)

--------------------------------------------------------------------------------

to the lagging Healthcare sector and underweight to the outperforming Materials sector hurt performance somewhat.

The Fund benefited from strong security selection in several areas, including Materials and Financial Services. New to the Fund this year, Xstrata (Materials) was the top contributing stock to both relative and absolute performance during the period. The value of coal assets in rising energy prices were finally recognized in the market, and we trimmed its position mid year as the stock approached our target price. Investments in the London Stock Exchange and the Hong Kong Exchanges (Diversified Financials) also significantly contributed to the portfolio's performance. The London Stock Exchange's business has been very strong this year due to the increases in listings and growth of electronic trading. The Hong Kong Stock Exchange had strong performance during the beginning of the year driven by higher trading fees. Although market volumes are down, the company remains a proxy for growth in China. Other positive contributors included Inco Ltd, a Canadian Metals and Mining company, and Banco Bilbao Vizcaya, a Spanish commercial bank.

WHAT IS THE OUTLOOK?
We continue to position the Fund for a slower world economy than currently anticipated by the market, driven by housing in the US and expected growth disappointments in Europe next year. While we may have what will turn out to be a hard "mid-cycle" slowdown, avoiding a global recession, the markets have yet to engage with the much weaker growth outlook we are maintaining. Other than rebuilding our positions in the Consumer Staples sector and further cutting back our emerging markets exposure there have been no major shifts in the Fund's exposure.

We maintain a large overweight to continental Europe as relative valuations support this positioning. We are looking to add to UK domestic and Japanese names when the economic growth issues that concerned us are reflected in these markets.


DIVERSIFICATION BY COUNTRY
as of October 31, 2006

                                                      PERCENTAGE OF
COUNTRY                                                NET ASSETS
-------------------------------------------------------------------
Australia                                                   1.6%
-------------------------------------------------------------------
Belgium                                                     0.5
-------------------------------------------------------------------
Brazil                                                      4.1
-------------------------------------------------------------------
Canada                                                      6.4
-------------------------------------------------------------------
China                                                       0.3
-------------------------------------------------------------------
France                                                     15.3
-------------------------------------------------------------------
Germany                                                     9.4
-------------------------------------------------------------------
Hong Kong                                                   0.9
-------------------------------------------------------------------
India                                                       1.4
-------------------------------------------------------------------
Ireland                                                     1.5
-------------------------------------------------------------------
Italy                                                       6.5
-------------------------------------------------------------------
Japan                                                      14.0
-------------------------------------------------------------------
Luxembourg                                                  0.6
-------------------------------------------------------------------
Mexico                                                      1.2
-------------------------------------------------------------------
Netherlands                                                 1.5
-------------------------------------------------------------------
Norway                                                      3.6
-------------------------------------------------------------------
Panama                                                      0.3
-------------------------------------------------------------------
Russia                                                      1.1
-------------------------------------------------------------------
South Korea                                                 1.0
-------------------------------------------------------------------
Spain                                                       2.6
-------------------------------------------------------------------
Sweden                                                      2.1
-------------------------------------------------------------------
Switzerland                                                 8.3
-------------------------------------------------------------------
Taiwan                                                      1.6
-------------------------------------------------------------------
United Kingdom                                             10.2
-------------------------------------------------------------------
Short-Term Investments                                     23.3
-------------------------------------------------------------------
Other Assets & Liabilities                                -19.3
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
as of October 31, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                            14.1%
-------------------------------------------------------------------
Capital Goods                                               0.5
-------------------------------------------------------------------
Consumer Cyclical                                          10.4
-------------------------------------------------------------------
Consumer Staples                                            5.4
-------------------------------------------------------------------
Energy                                                      9.9
-------------------------------------------------------------------
Finance                                                    26.8
-------------------------------------------------------------------
Health Care                                                10.9
-------------------------------------------------------------------
Services                                                    2.9
-------------------------------------------------------------------
Technology                                                 10.5
-------------------------------------------------------------------
Transportation                                              3.2
-------------------------------------------------------------------
Utilities                                                   1.4
-------------------------------------------------------------------
Short-Term Investments                                     23.3
-------------------------------------------------------------------
Other Assets & Liabilities                                -19.3
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

The Hartford International Small Company Fund
(subadvised by Wellington Management Company, LLP)

INVESTMENT OBJECTIVE -- SEEKS CAPITAL APPRECIATION.

PERFORMANCE OVERVIEW(2) 4/30/01 - 10/31/06
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                                              S&P/CITIGROUP EURO-PACIFIC EXTENDED
                                                             INTERNATIONAL SMALL CO FUND                 MARKET INDEX
                                                             ---------------------------      -----------------------------------
4/30/01                                                                  9450                                 10000
                                                                         9781                                 10051
                                                                         9204                                  9730
                                                                         9044                                  9365
                                                                         9044                                  9388
                                                                         7825                                  8233
10/01                                                                    8335                                  8554
                                                                         8902                                  8875
                                                                         8713                                  8758
                                                                         8581                                  8585
                                                                         8562                                  8792
                                                                         8968                                  9305
                                                                         9346                                  9565
                                                                         9620                                  9980
                                                                         9507                                  9671
                                                                         8921                                  9000
                                                                         8713                                  8917
                                                                         7834                                  8188
10/02                                                                    7910                                  8117
                                                                         8155                                  8408
                                                                         8331                                  8345
                                                                         8142                                  8223
                                                                         8123                                  8207
                                                                         8094                                  8157
                                                                         9098                                  8834
                                                                         9827                                  9576
                                                                         9959                                 10030
                                                                        10357                                 10357
                                                                        10868                                 11015
                                                                        11569                                 11642
10/03                                                                   12241                                 12443
                                                                        12322                                 12432
                                                                        12884                                 13194
                                                                        13209                                 13691
                                                                        13554                                 14117
                                                                        14021                                 14484
                                                                        13757                                 14113
                                                                        13453                                 14116
                                                                        13848                                 14613
                                                                        13108                                 14028
                                                                        12996                                 14139
                                                                        13179                                 14562
10/04                                                                   13635                                 15016
                                                                        14383                                 16191
                                                                        14973                                 16992
                                                                        15337                                 17232
                                                                        15746                                 18014
                                                                        15292                                 17637
                                                                        14803                                 17128
                                                                        14917                                 17210
                                                                        15292                                 17537
                                                                        15905                                 18172
                                                                        16223                                 18693
                                                                        16632                                 19398
10/05                                                                   16212                                 18832
                                                                        16536                                 19517
                                                                        17669                                 20747
                                                                        18977                                 22263
                                                                        18938                                 22281
                                                                        19715                                 23268
                                                                        20699                                 24427
                                                                        19793                                 23296
                                                                        19469                                 23016
                                                                        19598                                 22832
                                                                        20155                                 23586
                                                                        20427                                 23751
10/06                                                                   20971                                 24368

    --- INTERNATIONAL SMALL CO FUND            --- S&P/CITIGROUP EURO-PACIFIC
        $9,450  starting value                     EXTENDED MARKET INDEX
        $20,971 ending value                       $10,000 starting value
                                                   $24,368 ending value

S&P/CITIGROUP EURO-PACIFIC EXTENDED MARKET INDEX is a global equity index comprised of the smallest 20% of each country's market capitalization in the Broad Market Index. All developed countries are included except the US and Canada.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.



Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

AVERAGE ANNUAL TOTAL RETURNS(1) (as of 10/31/06)

                    INCEPTION                       SINCE
                      DATE      1 YEAR   5 YEAR   INCEPTION
----------------------------------------------------------------
Int'l Small Co A#   4/30/2001   29.36%   20.26%    15.58%
----------------------------------------------------------------
Int'l Small Co A##  4/30/2001   22.25%   18.90%    14.40%
----------------------------------------------------------------
Int'l Small Co B#   4/30/2001   28.51%   19.52%    14.91%
----------------------------------------------------------------
Int'l Small Co B##  4/30/2001   23.51%   19.33%    14.82%
----------------------------------------------------------------
Int'l Small Co C#   4/30/2001   28.35%   19.39%    14.72%
----------------------------------------------------------------
Int'l Small Co C##  4/30/2001   27.35%   19.39%    14.72%
----------------------------------------------------------------
Int'l Small Co Y#   4/30/2001   29.89%   20.77%    16.07%
----------------------------------------------------------------

 # Without sales charge
## With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
(2) Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

PORTFOLIO MANAGER

SIMON H. THOMAS
Vice President

DANIEL MAGUIRE
Equity Research Analyst

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class A shares of The Hartford International Small Company Fund returned 29.36%, before sales charges, for the twelve-month period ended October 31, 2006, underperforming its benchmark, The S&P/Citigroup Euro-Pacific Extended Market Index, which returned 29.40% for the same period. The Fund outperformed the 27.09% return of the average fund in the Lipper International Small/Mid Cap Core peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

International small cap equity markets advanced markedly during the period. The benchmark rose in nine of the 12 months with only the May -- July period showing negative results as investors sold off riskier assets. The current period marks the fourth consecutive fiscal year of double-digit positive returns. Every sector in the benchmark rose, led by Materials (+44%), Utilities (+42%), and Energy (+40%). Even the laggards posted strong results as the bottom three sectors Technology (+15%), Health Care (+23%), and Consumer Discretionary (+24%) all rose.

Fund returns during the period were helped by strong stock selection, particularly among Industrials, Health Care, and Consumer Discretionary stocks. Sector allocation, an outgrowth of the bottom-up stock selection process, was negative due to an overweight position in the lagging Health Care sector and a modest cash position. The Fund's strongest relative contributors (i.e. performance of the Fund as measured against the benchmark) for the period included: Hellenic Technodomik (+93%), Greece's largest construction company, which rose on strong new business wins; Cambridge Antibody (+106%), a UK biotechnology company that soared on the news that pharmaceutical giant AstraZeneca would be buying the 80% of the company it did not already own; Hagemeyer (+110%), a Dutch supplier of electrical and industrial goods, rose on positive restructuring results; and Rhodia (+63%), a French specialty chemicals company. These stocks, along with Union Tool (+77%), a Japanese supplier of micro-thin drill bits, were also among the top absolute contributors.

The largest detractors to relative and absolute performance included: GCAP Media (-27%), a British media company that suffered in a weakening UK advertising market and some concerns over a format change involving fewer ads per minute; Sorin (-17%), an Italian medical technology company that experienced some disappointing profits; Seventy-Seven Bank (-16%), a Japanese regional bank whose profits did not rise as quickly as expected in a rising rate environment; AWB (-48%), an Australian wheat

--------------------------------------------------------------------------------

exporter which suffered from a weak harvest and political concerns arising from contracts with middle eastern clients; and Wolfson Microelectronics (-21%), a British microchip company.

WHAT IS THE OUTLOOK?
Signs of a steadily decelerating global economy continue. Within the United States, the Federal Reserve Bank seems to have successfully orchestrated a soft landing of the United States economy. A moderation in energy prices may help to keep global inflation under control and may signal at least a temporary pause in US rate increases. Outside of the United States, we believe the resurgence of the US dollar and the continued relative strength of the US economy may act as an inflection point for a shift from value to growth, small to large, low quality to high quality, and cyclical to non-cyclical.

We finished the period overweight Industrials, Technology, Health Care, and Consumer Staples. Our Technology weight is based on greater conviction that Technology companies broadly are gaining strength. Within Consumer Staples, we maintain an emphasis on Japanese convenience stores and consumer products companies. We expect our Industrials overweight to decline as companies hit our price targets. Our largest underweights are in the Financials, Utilities, and Consumer Discretionary sectors.


DIVERSIFICATION BY COUNTRY
as of October 31, 2006

                                                      PERCENTAGE OF
COUNTRY                                                NET ASSETS
-------------------------------------------------------------------
Australia                                                   3.4%
-------------------------------------------------------------------
Belgium                                                     1.7
-------------------------------------------------------------------
China                                                       1.0
-------------------------------------------------------------------
Denmark                                                     3.7
-------------------------------------------------------------------
Finland                                                     1.2
-------------------------------------------------------------------
France                                                      8.0
-------------------------------------------------------------------
Germany                                                    12.1
-------------------------------------------------------------------
Greece                                                      1.9
-------------------------------------------------------------------
Hong Kong                                                   3.3
-------------------------------------------------------------------
Italy                                                       5.2
-------------------------------------------------------------------
Japan                                                      22.4
-------------------------------------------------------------------
Liechtenstein                                               1.3
-------------------------------------------------------------------
Luxembourg                                                  0.7
-------------------------------------------------------------------
Malaysia                                                    0.8
-------------------------------------------------------------------
Mexico                                                      0.6
-------------------------------------------------------------------
Netherlands                                                 3.3
-------------------------------------------------------------------
Portugal                                                    0.8
-------------------------------------------------------------------
South Korea                                                 1.6
-------------------------------------------------------------------
Spain                                                       1.8
-------------------------------------------------------------------
Sweden                                                      3.3
-------------------------------------------------------------------
Switzerland                                                 6.8
-------------------------------------------------------------------
United Kingdom                                              9.7
-------------------------------------------------------------------
United States                                               4.1
-------------------------------------------------------------------
Short-Term Investments                                     23.9
-------------------------------------------------------------------
Other Assets & Liabilities                                -22.6
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
as of October 31, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                            12.6%
-------------------------------------------------------------------
Capital Goods                                               9.3
-------------------------------------------------------------------
Consumer Cyclical                                          16.4
-------------------------------------------------------------------
Consumer Staples                                            3.5
-------------------------------------------------------------------
Energy                                                      3.4
-------------------------------------------------------------------
Finance                                                    20.6
-------------------------------------------------------------------
Health Care                                                 8.4
-------------------------------------------------------------------
Services                                                    7.7
-------------------------------------------------------------------
Technology                                                 11.5
-------------------------------------------------------------------
Transportation                                              4.7
-------------------------------------------------------------------
Utilities                                                   0.6
-------------------------------------------------------------------
Short-Term Investments                                     23.9
-------------------------------------------------------------------
Other Assets & Liabilities                                -22.6
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

The Hartford MidCap Fund**
(subadvised by Wellington Management Company, LLP)

INVESTMENT OBJECTIVE -- SEEKS LONG-TERM GROWTH OF CAPITAL.


PERFORMANCE OVERVIEW(3) 12/31/97 - 10/31/06
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                        MIDCAP FUND                   S & P MIDCAP 400 INDEX
                                                                        -----------                   ----------------------
12/30/97                                                                    9450                              10000
                                                                            9441                              10074
                                                                            9138                               9883
                                                                            9970                              10701
                                                                           10442                              11184
                                                                           10669                              11388
                                                                           10291                              10876
                                                                           10849                              10944
                                                                           10669                              10520
                                                                            8581                               8562
                                                                            9110                               9361
10/98                                                                       9866                              10197
                                                                           10480                              10706
                                                                           11624                              12000
                                                                           11907                              11533
                                                                           11378                              10929
                                                                           12342                              11234
                                                                           13277                              12120
                                                                           13438                              12173
                                                                           14358                              12825
                                                                           13951                              12552
                                                                           13753                              12122
                                                                           13450                              11748
10/99                                                                      14235                              12346
                                                                           14991                              12994
                                                                           17455                              13766
                                                                           17406                              13379
                                                                           20126                              14315
                                                                           21353                              15513
                                                                           20077                              14972
                                                                           19026                              14785
                                                                           20929                              15002
                                                                           21102                              15239
                                                                           23347                              16940
                                                                           23053                              16824
10/00                                                                      22778                              16254
                                                                           20236                              15027
                                                                           21795                              16177
                                                                           22106                              16537
                                                                           20838                              15593
                                                                           19079                              14434
                                                                           20871                              16026
                                                                           21216                              16399
                                                                           21138                              16333
                                                                           20681                              16090
                                                                           19701                              15563
                                                                           17350                              13628
10/01                                                                      18464                              14230
                                                                           19968                              15289
                                                                           20782                              16079
                                                                           20403                              15995
                                                                           20525                              16015
                                                                           21662                              17160
                                                                           21383                              17080
                                                                           21495                              16791
                                                                           20146                              15562
                                                                           18040                              14054
                                                                           17951                              14126
                                                                           16425                              12988
10/02                                                                      17272                              13550
                                                                           18843                              14334
                                                                           17662                              13745
                                                                           17416                              13344
                                                                           17260                              13026
                                                                           17394                              13136
                                                                           18809                              14089
                                                                           20369                              15257
                                                                           20492                              15451
                                                                           20670                              16000
                                                                           21617                              16726
                                                                           21160                              16469
10/03                                                                      22932                              17715
                                                                           23356                              18332
                                                                           23991                              18641
                                                                           24537                              19045
                                                                           24760                              19503
                                                                           24626                              19585
                                                                           23946                              18943
                                                                           24269                              19335
                                                                           24838                              19776
                                                                           23623                              18853
                                                                           23579                              18803
                                                                           24671                              19360
10/04                                                                      25194                              19670
                                                                           26724                              20841
                                                                           27816                              21714
                                                                           27304                              21160
                                                                           27975                              21870
                                                                           27566                              21628
                                                                           26621                              20787
                                                                           28146                              22039
                                                                           29158                              22550
                                                                           30398                              23734
                                                                           29909                              23470
                                                                           30421                              23650
10/05                                                                      29943                              23142
                                                                           31887                              24273
                                                                           32335                              24440
                                                                           34129                              25881
                                                                           34197                              25664
                                                                           34822                              26304
                                                                           35285                              26675
                                                                           33804                              25471
                                                                           33328                              25477
                                                                           32472                              24751
                                                                           33084                              25034
                                                                           33301                              25202
10/06                                                                      34387                              26250

    --- MIDCAP FUND                            --- S&P MIDCAP 400 INDEX
        $9,450  starting value                     $10,000 starting value
        $34,387 ending value                       $26,250 ending value

S&P MIDCAP 400 INDEX is an unmanaged index measuring the performance of the mid-size company segment of the U.S. market.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

PORTFOLIO MANAGER

PHILLIP H. PERELMUTER
Senior Vice President, Partner

AVERAGE ANNUAL TOTAL RETURNS(1,2) (as of 10/31/06)

                INCEPTION                        SINCE
                   DATE      1 YEAR   5 YEAR   INCEPTION
-------------------------------------------------------------
MidCap A#       12/31/1997   14.84%   13.24%     15.75%
-------------------------------------------------------------
MidCap A##      12/31/1997    8.52%   11.96%     15.01%
-------------------------------------------------------------
MidCap B#       12/31/1997   13.97%   12.41%       NA*
-------------------------------------------------------------
MidCap B##      12/31/1997    8.97%   12.16%       NA*
-------------------------------------------------------------
MidCap C#       12/31/1997   14.06%   12.50%     14.98%
-------------------------------------------------------------
MidCap C##      12/31/1997   13.06%   12.50%     14.98%
-------------------------------------------------------------
MidCap Y#       12/31/1997   15.31%   13.81%     16.30%
-------------------------------------------------------------

   # Without sales charge
  ## With sales charge
NA Not Applicable
  * Since inception returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

  ** The Hartford MidCap Fund was closed to new investors as of the end of the day July 31, 2003. Investors who already own shares of the Fund, and those with access to the Fund through wrap programs in connection with certain investment platforms, may purchase additional shares thereafter.

     The Fund will continue to offer and sell shares: (1) through ACH and other similar systematic investment facilities to investors who established plans to invest through such facilities prior to August 16, 2004, (2) for reinvestment of capital gains distributions and income dividends, and (3) to certain qualified retirement plans that include (or offered) the Fund as an investment option prior to August 16, 2004.

     The Fund continues to pay 12b-1 fees. These fees are paid for ongoing shareholder services, to compensate brokers for past sales to reimburse the Fund's distributor for commissions paid in connection with past sales.

(1) Class C shares commenced operations on 7/31/98. Performance prior to 7/31/98 reflects Class B performance less Class C sales charges where applicable.
(2) The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
(3) Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class A shares of The Hartford Mid Cap Fund returned 14.84%, before sales charges, for the twelve-month period ended October 31, 2006, outperforming its benchmark, the S&P MidCap 400 Index, which returned 13.43% for the same period. The Fund also outperformed the 14.46 % return of the average fund in the Lipper Mid-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

The twelve months ended October 31, 2006 were subject to significant volatility. 2005 ended on a positive note as markets were helped by falling energy prices and waning inflationary pressures. The markets generally moved higher in the first quarter of 2006, supported by strength in corporate earnings, a solidifying global economy, and benign inflation but then moved lower during the 2nd quarter, driven by inflationary fears, higher interest rates, and concerns about a slowing domestic economy. Broad equity markets increased during the third quarter as declining energy prices and a halt in interest rate hikes by the Federal Reserve offset concerns of a slowing housing market. The fiscal year closed on a high note, as markets continued to rise in October.

Positive contribution to Fund performance came from favorable stock selection in several sectors, including Consumer Discretionary, Health Care and Telecommunications. On both a relative and absolute basis, American Tower Corporation (Telecommunication Services) was the top contributor to the Fund's performance during the period as tower operators benefited from cell phone companies' increased spending to support more subscribers, enhanced coverage, and upgrading of networks to 3G technologies. Additional relative and absolute performance contribution came from Manor Care Inc (Health Care) a long-term care center owner

--------------------------------------------------------------------------------

and operator benefiting from high occupancy rates and improved private pay volumes, and Cameco Corp (Energy), a Uranium producer that is benefiting from limited supply and a high demand for the commodity.

Negative contribution to Fund performance came primarily from stock selection in the Information Technology sector where semiconductor stocks generally suffered from slowing end user demand and stock options inquiries. Four significant detractors from performance in the Information Technology sector were MEMC Electronic Materials, Linear Technology Corp, Fairchild Semiconductor International, and Cognos Inc. Semiconductor company MEMC Electronic Materials detracted from the Fund's relative performance during the period due both to price appreciation early in the year when we did not hold the stock and a stock price decline after we had initiated the position. The stock that detracted most on both a relative and absolute basis was within the Media sector, Sirius Satellite. Recent deceleration in demand, particularly in retail sales, and an up-tick in churn raised investor concerns about the satellite radio company. We eliminated the stock due to concerns about the long-term sustainability of customer growth at current monthly pricing levels. Another significant detractor was Coventry Health Care (Health Care), whose stock fell over the period as the industry confronted slowing commercial growth and Medicaid funding changes.

WHAT IS THE OUTLOOK?

We continue to expect slower economic growth for the remainder of the year. The Fund retains an overweight to Industrials, where exposure favors commercial services companies. The Fund's overweight to Consumer Discretionary is largely comprised of a collection of media, retailing, and consumer services stocks. The Fund's weight in Consumer Staples rose with new purchases of household & personal products companies, although the Fund remains underweight overall in the sector.

DIVERSIFICATION BY INDUSTRY
as of October 31, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             6.0%
-------------------------------------------------------------------
Capital Goods                                               3.4
-------------------------------------------------------------------
Consumer Cyclical                                          16.6
-------------------------------------------------------------------
Consumer Staples                                            2.3
-------------------------------------------------------------------
Energy                                                      6.0
-------------------------------------------------------------------
Finance                                                    12.7
-------------------------------------------------------------------
Health Care                                                 8.6
-------------------------------------------------------------------
Services                                                   20.4
-------------------------------------------------------------------
Technology                                                 14.8
-------------------------------------------------------------------
Transportation                                              1.3
-------------------------------------------------------------------
Utilities                                                   3.4
-------------------------------------------------------------------
Short-Term Investments                                      7.1
-------------------------------------------------------------------
Other Assets & Liabilities                                 -2.6
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

The Hartford MidCap Growth Fund
(subadvised by Hartford Investment Management Company)

INVESTMENT OBJECTIVE -- SEEKS LONG-TERM GROWTH OF CAPITAL.

PERFORMANCE OVERVIEW(2) 7/31/06 - 10/31/06
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                     MIDCAP GROWTH FUND            RUSSELL MIDCAP GROWTH INDEX
                                                                     ------------------            ---------------------------
7/31/06                                                                     9450                              10000
8/06                                                                        9658                              10230
9/06                                                                        9677                              10464
10/06                                                                      10045                              10866

    --- MIDCAP GROWTH FUND               --- RUSSELL MIDCAP GROWTH INDEX
        $9,450  starting value               $10,000 starting value
        $10,045 ending value                 $10,866 ending value

RUSSELL MIDCAP GROWTH INDEX measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are members of the Russell 1000 Growth Index.

You cannot invest directly in an index.


The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.


Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

AVERAGE ANNUAL TOTAL RETURNS(1) (as of 10/31/06)

                   INCEPTION     SINCE
                     DATE      INCEPTION
---------------------------------------------
MidCap Growth A#   7/31/2006     6.30%
---------------------------------------------
MidCap Growth A##  7/31/2006     0.45%
---------------------------------------------
MidCap Growth B#   7/31/2006     6.10%
---------------------------------------------
MidCap Growth B##  7/31/2006     1.10%
---------------------------------------------
MidCap Growth C#   7/31/2006     6.10%
---------------------------------------------
MidCap Growth C##  7/31/2006     5.10%
---------------------------------------------
MidCap Growth Y#   7/31/2006     6.40%
---------------------------------------------

 # Without sales charge
## With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
(2) Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

PORTFOLIO MANAGER

MARK WATERHOUSE
Executive Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class A shares of The Hartford MidCap Growth Fund returned 6.30%, before sales charges, for the three-month period ended October 31, 2006, versus the returns of 7.04% for the Lipper MidCap Growth Funds peer group and 8.65% for the Russell MidCap Growth index.

WHY DID THE FUND PERFORM THIS WAY?

Sector allocation accounted for approximately half of the overall relative underperformance (i.e. performance of the Fund as measured against the benchmark) during the period with approximately two-thirds of this variance coming from our underweighting (i.e. the Fund's sector position was less than the benchmark position) of the Consumer Discretionary sector. Consumer Discretionary increased by 17% during the period and was the best performing sector in the benchmark while our 13% average weighting of the sector was well below the 22% average weighting of the benchmark. In Consumer Discretionary, we took a defensive approach to both sector allocation and stock selection believing that consumer spending would be negatively impacted by the housing slowdown and weaker economy. While the housing market did slow considerably as we expected -- we did not predict the rapid decline in energy prices in September which propelled more aggressive retailing stocks to outperform and we did not participate in the strength of that group. Our overweight in Health Care (the second worst performing sector during the period) and our underweight of Information Technology (third best performing sector), also hurt us from a sector allocation perspective.

Our stock selection accounted for half of the relative underperformance during the period owing to challenged selection the Health Care (amplified by our overweight), Financials, Industrials and Consumer Discretionary sectors. We had very strong stock selection in Information Technology during the period, but not enough to offset the weakness in all of these other sectors. In Health Care, our concentration in the more defensive services segments of the sector (such as diagnostics and benefit management) was not a winning formula for this particular three-month period as investors began to fear that future uncertainties from the then pending November elections could be potentially disruptive to regulated segments of Health Care. In Financials and Industrials, our picks lagged for specific reasons.

In Summary, we felt this was an unusual three-month period in which we had "double-whammies" in both Consumer and Health Care with both sector allocation and stock selection hurting us at the same time. Additionally, our strong stock selection in

--------------------------------------------------------------------------------

Information Technology was entirely offset by a lack of winning picks in Financials and Industrials.

WHAT IS THE OUTLOOK?

We take a long-term approach in identifying growth industries and the best-positioned companies in those industries with earnings power that we believe justifies higher stock prices. We can be wrong in the short term as investors react to near term data points that do not necessarily impair long term earnings power. We believe the foreseeable environment of more moderate economic growth, sustained low interest rates (by historical standards) and contained inflation is setting up to be an attractive environment for mid cap growth stocks in 2007 and 2008, particularly in the Health Care, Information Technology and Services sectors. We continue to believe the Consumer Discretionary sector will face "headwinds" in the near term. Overall, we are optimistic that mid cap growth will be an attractive asset class over the next 24 months and we are confident that our approach of identifying the best positioned companies with sustainable, long-term earnings power will suit our investors well over the long term.

DIVERSIFICATION BY INDUSTRY
as of October 31, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             6.4%
-------------------------------------------------------------------
Capital Goods                                               3.5
-------------------------------------------------------------------
Consumer Cyclical                                           7.9
-------------------------------------------------------------------
Consumer Staples                                            4.5
-------------------------------------------------------------------
Energy                                                      4.1
-------------------------------------------------------------------
Finance                                                    14.6
-------------------------------------------------------------------
Health Care                                                13.6
-------------------------------------------------------------------
Services                                                   13.8
-------------------------------------------------------------------
Technology                                                 24.1
-------------------------------------------------------------------
Transportation                                              1.1
-------------------------------------------------------------------
Utilities                                                   4.2
-------------------------------------------------------------------
Short-Term Investments                                      2.8
-------------------------------------------------------------------
Other Assets & Liabilities                                 -0.6
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

The Hartford MidCap Value Fund*
(subadvised by Wellington Management Company, LLP)

INVESTMENT OBJECTIVE -- SEEKS LONG-TERM CAPITAL
APPRECIATION.

PERFORMANCE OVERVIEW(2) 4/30/01 - 10/31/06
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                     MIDCAP VALUE FUND               RUSSELL 2500 VALUE INDEX
                                                                     -----------------               ------------------------
4/30/01                                                                     9450                              10000
                                                                            9507                              10307
                                                                            9535                              10406
                                                                            9374                              10337
                                                                            9091                              10248
                                                                            7815                               9111
10/01                                                                       8014                               9306
                                                                            8685                              10022
                                                                            9384                              10593
                                                                            9422                              10690
                                                                            9592                              10823
                                                                           10121                              11493
                                                                           10121                              11690
                                                                            9941                              11498
                                                                            9412                              11092
                                                                            8429                               9809
                                                                            8420                               9862
                                                                            7522                               9055
10/02                                                                       7881                               9184
                                                                            8524                               9854
                                                                            8118                               9546
                                                                            7938                               9258
                                                                            7758                               9030
                                                                            7711                               9091
                                                                            8429                               9915
                                                                            9214                              10832
                                                                            9318                              11026
                                                                            9630                              11505
                                                                           10074                              11968
                                                                           10026                              11883
10/03                                                                      10697                              12791
                                                                           11075                              13313
                                                                           11567                              13836
                                                                           11746                              14284
                                                                           11992                              14574
                                                                           11964                              14690
                                                                           11538                              13921
                                                                           11756                              14201
                                                                           12228                              14765
                                                                           11699                              14171
                                                                           11501                              14349
                                                                           11916                              14802
10/04                                                                      12181                              15070
                                                                           12865                              16302
                                                                           13365                              16821
                                                                           12865                              16280
                                                                           13405                              16686
                                                                           13232                              16464
                                                                           12569                              15848
                                                                           13232                              16727
                                                                           13538                              17341
                                                                           14140                              18269
                                                                           14109                              17937
                                                                           14038                              17957
10/05                                                                      13558                              17427
                                                                           14389                              18141
                                                                           14649                              18123
                                                                           15597                              19315
                                                                           15564                              19341
                                                                           15789                              20019
                                                                           16151                              20098
                                                                           15631                              19403
                                                                           15552                              19512
                                                                           15202                              19242
                                                                           15643                              19754
                                                                           15756                              19955
10/06                                                                      16455                              20890

    --- MIDCAP VALUE FUND                      --- RUSSELL 2500 VALUE INDEX
        $9,450  starting value                     $10,000 starting value
        $16,455 ending value                       $20,890 ending value

RUSSELL 2500 VALUE INDEX measures the performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

PORTFOLIO MANAGER

JAMES N. MORDY
Senior Vice President, Partner

AVERAGE ANNUAL TOTAL RETURNS(1) (as of 10/31/06)

                  INCEPTION                       SINCE
                    DATE      1 YEAR   5 YEAR   INCEPTION
--------------------------------------------------------------
MidCap Value A#   4/30/2001   21.37%   15.47%    10.60%
--------------------------------------------------------------
MidCap Value A##  4/30/2001   14.69%   14.17%     9.47%
--------------------------------------------------------------
MidCap Value B#   4/30/2001   20.46%   14.62%     9.81%
--------------------------------------------------------------
MidCap Value B##  4/30/2001   15.46%   14.39%     9.69%
--------------------------------------------------------------
MidCap Value C#   4/30/2001   20.45%   14.62%     9.81%
--------------------------------------------------------------
MidCap Value C##  4/30/2001   19.45%   14.62%     9.81%
--------------------------------------------------------------
MidCap Value Y#   4/30/2001   21.90%   16.00%    11.11%
--------------------------------------------------------------

 # Without sales charge
## With sales charge
 * As of August 16, 2004, the Fund no longer offers Class A, B and C shares except as follows: The Fund will continue to offer and sell shares: (1) through ACH and other similar systematic investors who established plans to invest through such facilities prior to August 16, 2004 and (2) for reinvestment of capital gains distributions and income dividends.

   The Fund continues to pay 12b-1 fees. These fees are paid for ongoing shareholder services, to compensate brokers for past sales and to reimburse the Fund's distributor for commissions paid in connection with past sales.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
(2) Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class A shares of The Hartford MidCap Value Fund returned 21.37%, before sales charges, for the twelve-month period ended October 31, 2006, outperforming its benchmark, the Russell 2500 Value Index, which returned 19.87% for the same period. The Fund outperformed the 16.81 % return of the average fund in the Lipper Mid-Cap Value Fund peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

During the period, US equities posted strong positive returns supporting the Fund's positive, absolute returns. Mid cap stocks trailed small and larger cap stocks during the period, as measured by the S&P 400 MidCap, Russell 2000 and S&P 500 Indices, respectively. Value stocks continued to outperform growth during the period, as measured by the Russell 1000 Growth and Russell 1000 Value Indices, driven by the relative strength of sectors like Telecommunication Services, Materials, and Industrials which led the way. Conversely, Energy, Health Care and Consumer Discretionary lagged, on a relative basis, despite posting positive double-digit returns.

The Fund's outperformance relative to the benchmark was due primarily to strong stock selection within Information Technology, Materials, Consumer Discretionary and Industrials. The top three contributors to relative performance (i.e. performance of the Fund as measured against the benchmark) were SeaGate Technology (Information Technology), Inco (Materials) and Acuity Brands (Industrials). Disk drive maker SeaGate's shares benefited from healthy fundamentals and investor anticipation of the benefits of their acquisition of a competitor. Inco's shares benefited from a takeout offer by Teck Cominco, a competitor. Acuity Brands' shares benefited from the company's favorable non-residential end markets, where new construction has been strong. The Fund eliminated its profitable positions in SeaGate and Inco during the period.

The three largest detractors of relative performance were biotechnology company Impax Lab, whose shares fell due to unresolved accounting issues, crude oil and natural gas exploration and production company Newfield Exploration, whose shares fell due to a recent pullback in energy prices and compact disc maker Cinram, whose shares declined on concerns that their largest shareholder, a recently failed hedge fund, will be forced into a disorderly liquidation of their position. The Fund held its positions in all three names at the end of the period.

WHAT IS THE OUTLOOK?

The US economy advanced at a healthy pace during the period but we do not believe this pace will be sustainable as the effects of a slowdown in housing and credit cycle tightening are felt. We

--------------------------------------------------------------------------------

expect US economic growth to slow to the 2-3% range in 2007 driven by a slowdown in corporate profits growth (to single-digit levels) and a deceleration in consumer spending to levels that are consistent with income growth as mortgage equity withdrawal is greatly reduced in light of higher US interest rates.

As of the end of the period, Industrials, Health Care, Information Technology, and Materials were our largest overweight sectors. The Fund decreased its holdings in the Consumer Discretionary sector during the period; however, we believe that certain specialty retailers that are not overly dependent on the consumer, and some casual dining restaurants, which offer significant value to the consumer on their menus, have some appeal in more challenging times. The Fund's largest underweight sectors remain Financials, particularly REITs, which are interest-rate sensitive and Utilities, where we find valuations to be challenging.

DIVERSIFICATION BY INDUSTRY
as of October 31, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                            13.2%
-------------------------------------------------------------------
Capital Goods                                              13.1
-------------------------------------------------------------------
Consumer Cyclical                                           9.3
-------------------------------------------------------------------
Consumer Staples                                            3.7
-------------------------------------------------------------------
Energy                                                      3.8
-------------------------------------------------------------------
Finance                                                    17.7
-------------------------------------------------------------------
Health Care                                                 7.3
-------------------------------------------------------------------
Services                                                    9.8
-------------------------------------------------------------------
Technology                                                 13.5
-------------------------------------------------------------------
Transportation                                              2.3
-------------------------------------------------------------------
Utilities                                                   5.4
-------------------------------------------------------------------
Short-Term Investments                                      8.9
-------------------------------------------------------------------
Other Assets & Liabilities                                 -8.0
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

The Hartford Retirement Income Fund
(subadvised by Hartford Investment Management Company)

INVESTMENT OBJECTIVE -- SEEKS CURRENT INCOME AND
SECONDARILY, CAPITAL PRESERVATION.


PERFORMANCE OVERVIEW(2) 9/30/05 - 10/31/06
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                                                          LEHMAN BROTHERS U.S.
                                                 RETIREMENT INCOME FUND           S&P 500 INDEX           AGGREGATE BOND INDEX
                                                 ----------------------           -------------           --------------------
9/30/05                                                   9450                        10000                       10000
10/05                                                     9334                         9833                        9921
11/05                                                     9383                        10205                        9965
12/05                                                     9441                        10208                       10059
1/06                                                      9508                        10479                       10060
2/06                                                      9493                        10507                       10093
3/06                                                      9482                        10638                        9994
4/06                                                      9551                        10780                        9976
5/06                                                      9459                        10471                        9966
6/06                                                      9450                        10484                        9987
7/06                                                      9492                        10549                       10122
8/06                                                      9626                        10800                       10277
9/06                                                      9687                        11078                       10367
10/06                                                     9803                        11439                       10436

    --- RETIREMENT INCOME FUND    -- LEHMAN BROTHERS U.S. AGGREGATE  --- S&P 500 INDEX
        $9,450 starting value         BOND INDEX                         $10,000 starting value
        $9,803 ending value           $10,000 starting value             $11,439 ending value
                                      $10,436 ending value

LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Index and Commercial Mortgage-Backed Securities Index.

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.


Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

AVERAGE ANNUAL TOTAL RETURNS(1) (as of 10/31/06)

                         INCEPTION                 SINCE
                           DATE       1 YEAR     INCEPTION
---------------------------------------------------------------
Retirement Income A#     9/30/2005     5.03%       3.45%
---------------------------------------------------------------
Retirement Income A##    9/30/2005    -0.75%      -1.81%
---------------------------------------------------------------
Retirement Income B#     9/30/2005     4.21%       2.63%
---------------------------------------------------------------
Retirement Income B##    9/30/2005    -0.65%      -0.90%
---------------------------------------------------------------
Retirement Income C#     9/30/2005     4.42%       2.83%
---------------------------------------------------------------
Retirement Income C##    9/30/2005     3.42%       2.83%
---------------------------------------------------------------
Retirement Income Y#     9/30/2005     5.55%       3.84%
---------------------------------------------------------------

 # Without sales charge
## With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
(2) Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

PORTFOLIO MANAGERS

WILLIAM DAVISON, CFA
Senior Vice President

CHRISTOPHER HANLON, CFA
Senior Vice President

HUGH WHELAN, CFA
Executive Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM:

In this environment, The Hartford Retirement Income Fund (Class A) gained 5.03%, before sales charges, for the year ended October, 2006, versus the returns of 9.84% return of the Lipper Mixed-Asset Target Allocation Conservative Funds peer group, 5.19% for the Lehman Brothers U.S. Aggregate Bond Index and 16.33% for the S&P 500 Index.

WHY DID THE FUND PERFORM THIS WAY?

The Fund's fiscal year, which ended October 31, 2006, began in a period of rising interest rates. Historically high energy and commodity prices, a boom in the housing market, and a strengthening economy led to concerns about rising inflation. To keep inflation in check, the Federal Reserve (the Fed) continued its cycle of monetary tightening (i.e. raising interest rates) that began in the summer of 2004. By June of 2006, the Fed had raised its Federal Funds Target Rate (Fed Funds Rate) 17 consecutive times, leaving the Fed Funds Rate at 5.25%. In response to the Fed's tightening, short- and intermediate-term bond yields rose through the first half of 2006. Thus, as interest rates rose, the principal value of these short- and intermediate-term bonds declined in response. In contrast, long-term bond yields did not rise as substantially due to overseas demand and expectations that the Fed could keep inflation low over the long run. The result was a yield curve that remained flat or even inverted (i.e. bonds with longer term maturities having a lower interest rate than bonds with shorter maturities) through most of the fiscal year. However, by August of 2006, the Fed became concerned that economic growth was slowing, in part due to the retreating housing market. As such, the Fed found itself in a conundrum as to whether it should continue raising interest rates to restrain inflation, or to pause in the tightening cycle to assess prospects for further economic growth. Since changes in the rate of inflation often lag changes in economic conditions, the Fed left rates unchanged at its two most recent meetings while it waited for more data before taking action. Sensing that the Fed would continue easing monetary policy, the bond and equity markets rallied in the last months of the fiscal year.

While stocks, and in particular foreign and small cap stocks, performed strongly for the year, fixed income securities provided more modest gains. For the full 12 month period, value oriented stocks outpaced growth stocks. However, growth stocks did return to favor in the last few months of the fiscal year. Aided in part by favorable currency movements and strengthening foreign

--------------------------------------------------------------------------------

economies, the international and emerging market equity indices outperformed the major domestic indices for the year. Fortunately, the bond rally over the last few months offset the negative impact of rising interest rates earlier in the year, allowing the major bond sectors to finish with positive returns for the period. During much of the year, fixed income investors were unable to achieve higher levels of yield by going out longer on the yield curve (i.e. purchasing bonds with a longer maturity date). Thus, many bond investors shifted to lower quality and foreign issues as they sought greater yield. During the period, the traditionally "riskier" high yield and emerging markets bonds were among the strongest performers for the year.

Based upon the Fund's design, the Fund's fixed income component typically is less sensitive to changes in interest rates than the Lehman benchmark. Additionally, the Fund's fixed income component was more defensive than normal this year, since the underlying fund managers generally assumed the bond markets were underestimating the potential for higher inflation. As interest rates declined during most of the fiscal year, the Fund's fixed income component delivered positive performance. However, the Fund's defensive stance did not allow it to participate fully in the bond rally that occurred late in the period, resulting in a substantial cost to relative performance (i.e. fund performance compared to the fund benchmark's performance). The Fund did, however, benefit from the out-of-index exposure to "spread" sectors and higher yielding securities. With the Dow Jones Industrial reaching its all-time high late in the period, the Fund also generated positive gains from its allocation to stocks. The Fund is constructed such that it has exposure to the various styles of equities, including international, mid-cap and small cap stocks. This diversification is expected to enhance the long-term return and risk characteristics of the Fund. This added diversification benefited the Fund through most of the year. However, since domestic, large cap stocks dominated the stock rally late in the fiscal year, the Fund's exposure to foreign and smaller capitalization equities partially offset some of their earlier contributions. Overall the Fund's allocations were a positive factor for Fund performance. However, stock selection at the individual fund level and within the underlying funds appeared to detract from performance, in part due to the timing of cash flows that detracted from return.

WHAT IS THE OUTLOOK?

The recent rally in fixed-rate bonds has resulted in bond prices that reflect an environment of economic weakness that is not consistent with our view of the economy. Declines in interest rates and gasoline prices, coupled with a decent employment picture and gains in the stock market, should be supportive of continued consumer spending. While housing remains a wild card for the U.S. economy, our view is that the Federal Reserve is still concerned with inflation and that policy decisions will favor price stability as long as economic growth does not decline dramatically. In the coming months we will be closely watching the economy to determine the impact of a slower housing market on the average U.S. consumer and what implications that has for the economy going forward.

COMPOSITION BY UNDERLYING FUND
as of October 31, 2006

                                                      PERCENTAGE OF
FUND NAME                                              NET ASSETS
-------------------------------------------------------------------
Hartford Capital Appreciation Fund, Class Y                 7.3%
-------------------------------------------------------------------
Hartford Disciplined Equity Fund, Class Y                   5.8
-------------------------------------------------------------------
Hartford Equity Income Fund, Class Y                        2.3
-------------------------------------------------------------------
Hartford Floating Rate Fund, Class Y                        6.3
-------------------------------------------------------------------
Hartford Global Leaders Fund, Class Y                       2.2
-------------------------------------------------------------------
Hartford High Yield Fund, Class Y                           4.0
-------------------------------------------------------------------
Hartford Income Fund, Class Y                               0.3
-------------------------------------------------------------------
Hartford Inflation Plus Fund, Class Y                      13.8
-------------------------------------------------------------------
Hartford International Capital Appreciation Fund,
  Class Y                                                   0.6
-------------------------------------------------------------------
Hartford International Opportunities Fund, Class Y          1.7
-------------------------------------------------------------------
Hartford International Small Company Fund, Class Y          0.8
-------------------------------------------------------------------
Hartford MidCap Value Fund, Class Y                         0.9
-------------------------------------------------------------------
Hartford Money Market Fund, Class Y                         1.4
-------------------------------------------------------------------
Hartford Select MidCap Growth Fund, Class Y                 0.3
-------------------------------------------------------------------
Hartford Select MidCap Value Fund, Class Y                  2.8
-------------------------------------------------------------------
Hartford Short Duration Fund, Class Y                      24.9
-------------------------------------------------------------------
Hartford Small Company Fund, Class Y                        1.4
-------------------------------------------------------------------
Hartford Total Return Bond Fund, Class Y                   18.9
-------------------------------------------------------------------
Hartford Value Fund, Class Y                                1.3
-------------------------------------------------------------------
Other Assets & Liabilities                                  3.0
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

The Hartford Select MidCap Growth Fund
  (subadvised by: Chartwell Investment Partners, L.P.
                  Goldman Sachs Asset Management, L.P.
                  Northern Capital Management, LLC)

INVESTMENT OBJECTIVE -- SEEKS LONG-TERM CAPITAL APPRECIATION.

PERFORMANCE OVERVIEW(2) 1/1/05 - 10/31/06
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                 SELECT MIDCAP GROWTH FUND         RUSSELL MIDCAP GROWTH INDEX
                                                                 -------------------------         ---------------------------
12/31/04                                                                    9450                              10000
                                                                            9168                               9732
2/05                                                                        9272                               9979
                                                                            9149                               9833
4/05                                                                        8717                               9444
                                                                            9168                               9985
6/05                                                                        9290                              10170
                                                                            9779                              10764
8/05                                                                        9732                              10698
                                                                            9826                              10837
10/05                                                                       9525                              10518
                                                                           10081                              11088
12/05                                                                      10110                              11210
                                                                           10660                              11881
2/06                                                                       10650                              11735
                                                                           11001                              12063
4/06                                                                       11039                              12114
                                                                           10384                              11544
6/06                                                                       10327                              11497
                                                                            9910                              11085
8/06                                                                       10128                              11340
                                                                           10403                              11599
10/06                                                                      10698                              12044

    --- SELECT MIDCAP GROWTH FUND              --- RUSSELL MIDCAP GROWTH INDEX
        $9,450  starting value                     $10,000 starting value
        $10,698 ending value                       $12,044 ending value

RUSSELL MIDCAP GROWTH INDEX is an unmanaged index measuring the performance of the mid-size company segment of the U.S. market.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.


Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

AVERAGE ANNUAL TOTAL RETURNS(1) (as of 10/31/06)

                       INCEPTION              SINCE
                         DATE      1 YEAR   INCEPTION
----------------------------------------------------------
Select MidCap Gro A#    1/1/2005   12.31%      7.01%
----------------------------------------------------------
Select MidCap Gro A##   1/1/2005    6.13%      3.75%
----------------------------------------------------------
Select MidCap Gro B#    1/1/2005   11.58%      6.29%
----------------------------------------------------------
Select MidCap Gro B##   1/1/2005    6.58%      4.19%
----------------------------------------------------------
Select MidCap Gro C#    1/1/2005   11.48%      6.23%
----------------------------------------------------------
Select MidCap Gro C##   1/1/2005   10.48%      6.23%
----------------------------------------------------------
Select MidCap Gro Y#    1/1/2005   12.77%      7.42%
----------------------------------------------------------

 # Without sales charge
## With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
(2) Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

PORTFOLIO MANAGERS

CHARTWELL INVESTMENT PARTNERS, L.P.   GOLDMAN SACHS ASSET MANAGEMENT, L.P.           NORTHERN CAPITAL MANAGEMENT, LLC
EDWARD N. ANTOIAN,                    DAVID G. SHELL,                                DANIEL T. MURPHY,
Senior Portfolio Manager              Managing Director and Chief Investment         President and Chief Investment Officer
                                      Officer
MARK J. CUNNEEN,                                                                     BRIAN A. HELLMER,
Senior Portfolio Manager              STEVEN M. BARRY,                               Senior Vice President and Director of
                                      Managing Director and Chief Investment         Research
                                      Officer
                                      GREGORY H. EKIZIAN,
                                      Managing Director and Chief Investment
                                      Officer

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford Select MidCap Growth Class A, before sales charge, returned 12.31% for the year ended October 31, 2006. The Fund underperformed the 14.51% return of the Russell MidCap Growth Index and outperformed the 11.52% return of the Lipper Mid Cap Growth peer group average.

WHY DID THE FUND PERFORM THIS WAY?

The year ended October 31, 2006 was subject to significant market volatility. During the period, mid cap growth stocks underperformed mid cap value stocks as measured by the Russell MidCap Growth and Russell MidCap Value indices. Broad equity markets increased during the third quarter as declining energy prices and a halt in interest rate hikes by the Federal Reserve offset concerns of a slowing housing market. The fiscal year closed on a high note, as markets continued to rise in October. The best performing sectors within the Russell MidCap Growth index were Information Technology, Materials and Financials. Energy, Healthcare and Consumer Discretionary, while still posting positive returns, were the laggards.

Stock selection remained the primary driver of our performance during the period. Overall, Information Technology was our largest contributor to relative performance (i.e. performance of the Fund as measured against the benchmark). In particular, MEMC Electronic Materials (a maker of semiconductor wafers), Akamai Technologies (a leader in distributed computing services, Amphenol (a maker of cable and connectors used in computers and networking equipment), and Research In Motion (wireless communications) were top performers as a result of posting strong financial results. Research In Motion has dominant share in the enterprise mobile email market and we believe it is well-positioned to grow its customer base and penetrate the retail market. We believe the company's growth prospects remain strong as the wireless handheld market broadens and continues to develop.

--------------------------------------------------------------------------------

Another top contributor was Alliance Data Systems, a provider of transaction, credit and marketing services. Alliance was up over 70% during the period, hitting a new high for the year. The company announced that fiscal first-quarter earnings rose 52% from a year-ago and growth was balanced across all three of its business segments.

A portion of the positive stock selection was offset by stock specific shortfalls in several areas. Within Media Services, XM Satellite Radio Holdings, Inc. was down significantly, despite a revenue increase of over 100% driven by strong subscriber growth during the first quarter. Its shares fell after missing subscriber guidance estimates and lowering the company outlook for 2006. Other stock detractors included Cogent and Urban Outfitters. Shares of Cogent, a provider of automated fingerprint identification systems, were weak during the period. The company's decreased visibility surrounding some large orders in 2006 resulted in several analyst downgrades. Shares of Urban Outfitters fell after lower than expected earnings and inventory buildups dogged the company during this period.

WHAT IS THE OUTLOOK?


On December 4, 2006, Hartford Investment Management Company (HIMCO) became sub-adviser for the Fund. We, Hartford Investment Financial Services as the investment manager of the Fund, believe that replacing Chartwell, Northern Capital and Goldman Sachs with HIMCO will benefit Fund shareholders by: (1) reducing costs, due to a lower management fee schedule; (2) providing access to a talented and experienced portfolio manager who has a proven track record and a seasoned team of investment professionals; and (3) increasing the potential for economies of scale by providing greater opportunities for additional asset growth.

DIVERSIFICATION BY INDUSTRY
as of October 31, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             4.4%
-------------------------------------------------------------------
Capital Goods                                               8.5
-------------------------------------------------------------------
Consumer Cyclical                                           9.9
-------------------------------------------------------------------
Consumer Staples                                            1.2
-------------------------------------------------------------------
Energy                                                      5.0
-------------------------------------------------------------------
Finance                                                    10.0
-------------------------------------------------------------------
Health Care                                                12.1
-------------------------------------------------------------------
Services                                                   14.7
-------------------------------------------------------------------
Technology                                                 23.4
-------------------------------------------------------------------
Transportation                                              2.8
-------------------------------------------------------------------
Utilities                                                   0.8
-------------------------------------------------------------------
Short-Term Investments                                      3.2
-------------------------------------------------------------------
Other Assets & Liabilities                                  4.0
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

The Hartford Select MidCap Value Fund
  (subadvised by: Artisan Partners Limited Partnership
                  Cramer Rosenthal McGlynn, LLC
                  Sterling Capital Management, LLC)

INVESTMENT OBJECTIVE -- SEEKS LONG-TERM CAPITAL APPRECIATION.

PERFORMANCE OVERVIEW(2) 4/29/05 - 10/31/06
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                  SELECT MIDCAP VALUE FUND          RUSSELL MIDCAP VALUE INDEX
                                                                  ------------------------          --------------------------
4/29/05                                                                     9450                              10000
                                                                            9847                              10413
6/05                                                                       10074                              10754
                                                                           10452                              11266
8/05                                                                       10423                              11178
                                                                           10518                              11330
10/05                                                                      10197                              10983
                                                                           10607                              11370
12/05                                                                      10673                              11481
                                                                           11050                              11979
2/06                                                                       11098                              12092
                                                                           11379                              12356
4/06                                                                       11543                              12475
                                                                           11204                              12214
6/06                                                                       11156                              12287
                                                                           10992                              12217
8/06                                                                       11301                              12560
                                                                           11533                              12720
10/06                                                                      11997                              13236

    --- SELECT MIDCAP VALUE FUND               --- RUSSELL MIDCAP VALUE INDEX
        $9,450  starting value                     $10,000 starting value
        $11,997 ending value                       $13,236 ending value

RUSSELL MIDCAP VALUE INDEX measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth rate. These stocks are also members of the Russell 1000 Value Index.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

AVERAGE ANNUAL TOTAL RETURNS(1) (as of 10/31/06)

                       INCEPTION              SINCE
                         DATE      1 YEAR   INCEPTION
----------------------------------------------------------
Select MidCap Val A#   4/29/2005   17.66%     17.16%
----------------------------------------------------------
Select MidCap Val A##  4/29/2005   11.19%     12.85%
----------------------------------------------------------
Select MidCap Val B#   4/29/2005   16.79%     16.30%
----------------------------------------------------------
Select MidCap Val B##  4/29/2005   11.79%     13.83%
----------------------------------------------------------
Select MidCap Val C#   4/29/2005   16.79%     16.30%
----------------------------------------------------------
Select MidCap Val C##  4/29/2005   15.79%     16.30%
----------------------------------------------------------
Select MidCap Val Y#   4/29/2005   17.79%     17.39%
----------------------------------------------------------

 # Without sales charge
## With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
(2) Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

PORTFOLIO MANAGERS

ARTISAN PARTNERS LIMITED PARTNERSHIP   CRAMER ROSENTHAL MCGLYNN, LLC                   STERLING CAPITAL MANAGEMENT, LLC
James C. Kieffer,                      Jay B. Abramson,                                Patrick Rau,
Managing Director                      President, Chief Investment Officer and         Director and Principal, Equity Portfolio
                                       Equity Portfolio Manager                        Manager
Scott C. Satterwhite,
Managing Director                      Robert Rewey III, CFA,                          Timothy Beyer,
                                       Vice President, Equity Portfolio Manager        Director and Principal, Equity Portfolio
                                       and Senior Research Analyst                     Manager

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford Select MidCap Value Class A, before sales charges, returned 17.66% for the year ended October 31, 2006. The Fund underperformed the 20.51% return of the Russell MidCap Value Index and outperformed the 16.81% return of the Lipper Mid Cap Value peer group average.

WHY DID THE FUND PERFORM THIS WAY?

For the period October 31, 2005 to October 31, 2006, domestic equities posted strong positive returns. Mid cap stocks trailed small and larger cap stocks during the period, as measured by the S&P 400 MidCap, Russell 2000 and S&P 500 Indices, respectively. Value stocks continued to outperform growth during the period, as measured by the Russell 1000 Growth and Russell 1000 Value Indices, driven by the relative strength of sectors like Telecommunication Services, Materials, and Industrials which led the way. Conversely, Energy and Health Care lagged, on a relative basis, despite posting positive double-digit returns. The last three months of the fiscal year were particularly detrimental to energy stocks as oil prices declined considerably.

Stock selection remained the primary driver of our performance during the period. Overall, the Fund was generally supported by the returns of in Consumer Discretionary. In particular, Rent-A-Center, Marvel Entertainment, Dollar Tree and Kohl's were strong performers in this area. Rent-A-Center is the largest rent-to-own operator in the United States. During the period, Rent-A-Center experienced improved sales trends, benefited from its store consolidation plan and had an aggressive share repurchase program. Marvel Entertainment is a globally recognized character franchise with a library of over 5,000 characters. During the period, Marvel regained the movie rights to Hulk, its second-largest character franchise behind Spider-Man licensing, and experienced an increase in publishing and toy sales. Dollar Tree's

--------------------------------------------------------------------------------

sales results benefited from a number of in store initiatives including the acceptance of debit and credit cards, a focus on consumable items that drive store traffic, and better inventory positioning from a new point-of-sales system. Kohl's, a specialty department store and one of our largest holdings, increased as a result of strong sales and income growth.

Other top contributors to performance for the period included NCR (business technology) and CR Bard (medical products). NCR shares rose, as more investors began to appreciate hidden value of its data warehousing division. CR Bard had double digit revenue growth behind strong performance in nearly all of their product categories.

Fund detractors include Lear (supplier of automotive interior systems), Deluxe Checks (financial services) and Boston Scientific (medical industry). General Motor's financial difficulties, weak near-term results, and liquidity fears sent Lear sharply lower during the quarter. We sold this position in April, 2006. Deluxe Checks experienced price competition for checks and its financial position weakened. We have also sold this security. Boston Scientific struggled with additional product recalls related to the newly acquired Guidant business and concerns over the long term safety profile of drug coated stents. We have reduced our position in response to these issues.

WHAT IS THE OUTLOOK?

On December 4, 2006, Hartford Investment Management Company (HIMCO) became sub-adviser for the Fund. We, Hartford Investment Financial Services as the investment adviser of the Fund, believe that replacing Artisan, CRM and Sterling with HIMCO will benefit Fund shareholders by: (1) reducing costs, due to a lower management fee schedule; (2) providing access to a talented and experienced portfolio manager who has a proven track record and a seasoned team of investment professionals; and (3) increasing the potential for economies of scale by providing greater opportunities for additional asset growth.

DIVERSIFICATION BY INDUSTRY
as of October 31, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             6.0%
-------------------------------------------------------------------
Capital Goods                                               4.0
-------------------------------------------------------------------
Consumer Cyclical                                          13.2
-------------------------------------------------------------------
Consumer Staples                                            1.4
-------------------------------------------------------------------
Energy                                                      7.4
-------------------------------------------------------------------
Finance                                                    24.6
-------------------------------------------------------------------
Health Care                                                 5.1
-------------------------------------------------------------------
Services                                                   13.3
-------------------------------------------------------------------
Technology                                                 12.7
-------------------------------------------------------------------
Transportation                                              1.9
-------------------------------------------------------------------
Utilities                                                   4.9
-------------------------------------------------------------------
Short-Term Investments                                      4.4
-------------------------------------------------------------------
Other Assets & Liabilities                                  1.1
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

The Hartford Select SmallCap Growth Fund
(subadvised by: Jennison Associates LLC
                Oberweis Asset Management, Inc.)

INVESTMENT OBJECTIVE -- SEEKS GROWTH OF CAPITAL

PERFORMANCE OVERVIEW(2) 9/30/05 - 10/31/06
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                SELECT SMALLCAP GROWTH FUND         RUSSELL 2000 GROWTH INDEX
                                                                ---------------------------         -------------------------
9/30/05                                                                     9450                              10000
10/05                                                                       9053                               9630
11/05                                                                       9488                              10176
12/05                                                                       9393                              10161
1/06                                                                       10319                              11141
2/06                                                                       10055                              11081
3/06                                                                       10575                              11620
4/06                                                                       10594                              11586
5/06                                                                        9838                              10771
6/06                                                                        9734                              10777
7/06                                                                        9204                              10218
8/06                                                                        9431                              10517
9/06                                                                        9497                              10588
10/06                                                                       9951                              11274

    --- SELECT SMALLCAP GROWTH FUND            --- RUSSELL 2000 GROWTH INDEX
        $9,450  starting value                     $10,000 starting value
        $9,951 ending value                        $11,274 ending value

RUSSELL 2000 GROWTH INDEX is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.


Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

AVERAGE ANNUAL TOTAL RETURNS(1) (as of 10/31/06)

                         INCEPTION                 SINCE
                           DATE       1 YEAR     INCEPTION
---------------------------------------------------------------
Select SmallCap Gro A#   9/30/2005     9.92%       4.88%
---------------------------------------------------------------
Select SmallCap Gro A##  9/30/2005     3.87%      -0.45%
---------------------------------------------------------------
Select SmallCap Gro B#   9/30/2005     9.30%       4.23%
---------------------------------------------------------------
Select SmallCap Gro B##  9/30/2005     4.30%       0.55%
---------------------------------------------------------------
Select SmallCap Gro C#   9/30/2005     9.20%       4.14%
---------------------------------------------------------------
Select SmallCap Gro C##  9/30/2005     8.20%       4.14%
---------------------------------------------------------------
Select SmallCap Gro Y#   9/30/2005    10.54%       5.43%
---------------------------------------------------------------

 # Without sales charge
## With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
(2) Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

PORTFOLIO MANAGERS

JENNISON ASSOCIATES LLC                                                              OBERWEIS ASSET MANAGEMENT, INC.
John P. Mullman, CFA                                                                 James W. Oberweis, CFA
Senior Portfolio Manager                                                             President, Portfolio Manager

Jason Swiatek, CFA
Portfolio Manager

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class A shares of the Hartford Select SmallCap Growth Fund, before sales charge, returned 9.92% for the year ended October 31, 2006. The Fund underperformed the 17.07% benchmark return of the Russell 2000 Growth Index and the 12.82% return of the Lipper Small Cap Growth Funds peer group average.

WHY DID THE FUND PERFORM THIS WAY?

For the period October 31, 2005 to October 31, 2006, although small cap growth stocks underperformed value stocks (as measured by the Russell 2000 Growth and Russell 2000 Value indices), they were strong across all sectors. The best performing small cap growth sectors within the index were Materials, Industrials, Consumer Staples, Utilities and Telecommunications. Healthcare and Information Technology, while still posting positive returns, were the laggards. However, upon closer review of the Russell 2000 Growth Index, small cap stocks with high rates of growth dramatically underperformed the benchmark and were out-of-favor during the year. The Fund invests a portion of its assets in these types of securities which was the primary cause for the underperformance during the year.

Stock selection remained the significant driver of our performance during the period. In particular, Equinix, Broadwing, Focus Media and Rackable Systems were strong contributors to performance. Equinix provides electronic network services where different kinds of networks can exchange data. The company reported consistently strong earnings during the period. We believe that Equinix has a unique franchise with an attractive business model, and should benefit from the ongoing explosion of Internet traffic from a wide variety of sources. Shares of Broadwing, which delivers innovative data, voice, and media solutions to enterprises and service providers over a nationwide optical fiber-based network, rose more than 135% over the reporting period as demand for Broadwing's broadband services was strong. Focus Media, one of our largest holdings, provides television display advertising in China. Focus Media returned over 100% during the period as a result of strong earnings. Rackable manufactures high-density, rack-mounted servers and storage systems for large scale data centers.

--------------------------------------------------------------------------------

Among the detractors from returns was biotechnology position CV Therapeutics. CV Therapeutics, an emerging biotech company with focus on cardiovascular drugs, fell as the company reported its net loss widened. Despite this recent weak performance, we retain our confidence in the stock. We believe the company has growth potential from its current pipeline and drugs awaiting approval. Other detractors include Pharmanet (a global drug development services company) and Blue Coat Systems (an internet security company). Pharmanet shares tumbled after questions were raised about its drug testing practices while Blue Coat fell after lowering its 2006 earnings guidance. We have sold out of our position in Blue Coat.

WHAT IS THE OUTLOOK?

We remain constructive on the market overall and believe stocks are attractively valued at current levels. The moderation of energy prices since July has reduced inflationary pressure and, at least theoretically, increased consumers' disposable income as we head into the all-important holiday season. A reduction in inflation expectations should allow the Federal Reserve (the Fed) to continue to stand pat with respect to monetary policy, and moderation in economic growth might even prompt the Fed to reduce short-term interest rates sometime in 2007. While the strength of the consumer was in doubt just a few months ago, lower energy costs should allow stocks with consumer leverage to potentially exceed expectations. We believe that an economic environment characterized by slower but sustainable growth that allows the Fed to maintain the status quo would be positive for equities in 2007.

DIVERSIFICATION BY INDUSTRY
as of October 31, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             5.6%
-------------------------------------------------------------------
Capital Goods                                               7.4
-------------------------------------------------------------------
Consumer Cyclical                                          11.9
-------------------------------------------------------------------
Energy                                                      6.9
-------------------------------------------------------------------
Finance                                                     7.9
-------------------------------------------------------------------
Health Care                                                10.3
-------------------------------------------------------------------
Services                                                   18.6
-------------------------------------------------------------------
Technology                                                 22.1
-------------------------------------------------------------------
Transportation                                              2.3
-------------------------------------------------------------------
Utilities                                                   1.3
-------------------------------------------------------------------
Short-Term Investments                                      4.7
-------------------------------------------------------------------
Other Assets & Liabilities                                  1.0
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

The Hartford Select SmallCap Value Fund
(subadvised by: Kayne Anderson Rudnick Investment Management, LLC
   Metropolitan West Capital Management, LLC
                SSgA Funds Management, Inc.)

INVESTMENT OBJECTIVE -- SEEKS CAPITAL APPRECIATION.

PERFORMANCE OVERVIEW(2) 7/31/06 - 10/31/06
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                 SELECT SMALLCAP VALUE FUND          RUSSELL 2000 VALUE INDEX
                                                                 --------------------------          ------------------------
7/31/06                                                                     9450                              10000
8/06                                                                        9667                              10299
9/06                                                                        9800                              10399
10/06                                                                      10357                              10929

    --- SELECT SMALLCAP VALUE FUND                         --- RUSSELL 2000 VALUE INDEX
        $9,450  starting value                                 $10,000 starting value
        $10,357 ending value                                   $10,929 ending value

RUSSELL 2000 VALUE INDEX is a broad-based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange. American Stock Exchange and Nasdaq.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

AVERAGE ANNUAL TOTAL RETURNS(1) (as of 10/31/06)

                           INCEPTION     SINCE
                             DATE      INCEPTION
-----------------------------------------------------
Select SmallCap Value A#   7/31/2006     9.60%
-----------------------------------------------------
Select SmallCap Value A##  7/31/2006     3.57%
-----------------------------------------------------
Select SmallCap Value B#   7/31/2006     9.30%
-----------------------------------------------------
Select SmallCap Value B##  7/31/2006     4.30%
-----------------------------------------------------
Select SmallCap Value C#   7/31/2006     9.30%
-----------------------------------------------------
Select SmallCap Value C##  7/31/2006     8.30%
-----------------------------------------------------
Select SmallCap Value Y#   7/31/2006     9.70%
-----------------------------------------------------

 # Without sales charge
## With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
(2) Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

PORTFOLIO MANAGERS

KAYNE ANDERSON RUDNICK INVESTMENT
MANAGEMENT, LLC
ROBERT A. SCHWARZKOPF, CFA
Managing Director

SANDI L. GLEASON, CFA

METROPOLITAN WEST CAPITAL MANAGEMENT, LLC
GARY W. LISENBEE
President

SSGA FUNDS MANAGEMENT, INC.
RIC THOMAS, CFA
Principal

CHUCK MARTIN, CFA
Principal

JOHN O'CONNELL
Principal

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford Select SmallCap Value Fund launched on July 31, 2006 and therefore has a performance track record for only three months of the reporting period ended October 31, 2006. During that time, the Class A shares of the Fund, before sales charges, returned 9.60% for the period July 31, 2006 to October 31, 2006. The Fund outperformed the 9.29% benchmark return of the Russell 2000 Value Index and the 7.60% return of the Lipper Small Cap Value peer group average.

WHY DID THE FUND PERFORM THIS WAY?

In October, lower energy prices and solid earnings announcements supported robust returns in the stock market as the Dow Jones set record highs. Since the Fund's inception of July 31, 2006, it has outperformed the benchmark due to positive stock selection. Small cap stocks have experienced sharp return swings throughout 2006, and after a sluggish third quarter, they have continued their general upward trend with a very strong performance in October. The top performing index sectors were Telecommunication Services, Consumer Discretionary and Consumer Staples. Energy and Utilities were the laggards.

Strong stock selection drove the outperformance for the Fund during the period. Top contributors include Tempur-Pedic International (manufacturer of mattresses and pillows), Business Objects (a business intelligence software provider) and Manhattan Associates (a software provider). All of these stocks were up over 35 % during the brief period.

Within the Consumer Discretionary sector, Aftermarket Technology (logistics services) was the primary detractor. Aftermarket Technology had been strong in the first five months of the year, and the Fund took advantage of recent weakness in the stock to

--------------------------------------------------------------------------------

add to our position during the period. While investors focused on transitional issues related to the company's logistics business, we have identified this part of their business as having significant profit potential over the longer term.

WHAT IS THE OUTLOOK?

Ongoing strength in corporate profits, a benign bond market, and increased pressure on those holding short positions have combined to lift equity benchmarks to their best levels since 2000. Prospects for continued upside in 2007 look bright, especially if economic growth stays steady enough to allow valuation multiples to build on their recent expansion. We believe that the Fund is well positioned to add value relative to the market and its peers into 2007.

DIVERSIFICATION BY INDUSTRY
as of October 31, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             8.1%
-------------------------------------------------------------------
Capital Goods                                               6.3
-------------------------------------------------------------------
Consumer Cyclical                                          11.6
-------------------------------------------------------------------
Consumer Staples                                            2.1
-------------------------------------------------------------------
Energy                                                      3.9
-------------------------------------------------------------------
Finance                                                    26.6
-------------------------------------------------------------------
Health Care                                                 4.9
-------------------------------------------------------------------
Services                                                   15.5
-------------------------------------------------------------------
Technology                                                  7.9
-------------------------------------------------------------------
Transportation                                              4.4
-------------------------------------------------------------------
Utilities                                                   2.0
-------------------------------------------------------------------
Short-Term Investments                                      6.3
-------------------------------------------------------------------
Other Assets & Liabilities                                  0.4
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

The Hartford Short Duration Fund
(subadvised by Hartford Investment Management Company)

INVESTMENT OBJECTIVE -- SEEKS TO PROVIDE A HIGH LEVEL OF INCOME.

PERFORMANCE OVERVIEW(2) 10/31/02 - 10/31/06
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                                                  LEHMAN BROTHERS 1-5 YEAR U.S.
                                                                    SHORT DURATION FUND              GOVERNMENT/CREDIT INDEX
                                                                    -------------------           -----------------------------
10/31/02                                                                    9700                              10000
                                                                            9676                               9987
                                                                            9829                              10145
                                                                            9842                              10150
                                                                            9945                              10244
                                                                            9963                              10262
                                                                           10023                              10312
                                                                           10130                              10430
                                                                           10143                              10442
                                                                           10008                              10296
                                                                           10013                              10300
                                                                           10186                              10474
10/03                                                                      10134                              10406
                                                                           10131                              10406
                                                                           10209                              10485
                                                                           10254                              10527
                                                                           10319                              10609
                                                                           10365                              10667
                                                                           10242                              10494
                                                                           10220                              10467
                                                                           10236                              10481
                                                                           10283                              10541
                                                                           10356                              10662
                                                                           10346                              10662
10/04                                                                      10377                              10713
                                                                           10329                              10638
                                                                           10357                              10679
                                                                           10358                              10676
                                                                           10350                              10635
                                                                           10343                              10609
                                                                           10404                              10694
                                                                           10424                              10756
                                                                           10448                              10787
                                                                           10440                              10730
                                                                           10483                              10824
                                                                           10490                              10770
10/05                                                                      10472                              10744
                                                                           10511                              10784
                                                                           10542                              10832
                                                                           10561                              10846
                                                                           10578                              10851
                                                                           10587                              10846
                                                                           10629                              10876
                                                                           10652                              10885
                                                                           10688                              10903
                                                                           10743                              11004
                                                                           10797                              11106
                                                                           10860                              11176
10/06                                                                      10893                              11227

    --- SHORT DURATION FUND                   --- LEHMAN BROTHERS 1-5 YEAR U.S.
        $9,700  starting value                    GOVERNMENT/CREDIT INDEX
        $10,893 ending value                      $10,000 starting value
                                                  $11,227 ending value

LEHMAN BROTHERS 1-5 YEAR U.S. GOVERNMENT/CREDIT INDEX is an unmanaged index comprised of the U.S. Government/Credit component of the U.S. Aggregate Index. The Hartford Government/Credit Index includes securities in the 1-5 year maturity range in the Government and Credit Indices.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

AVERAGE ANNUAL TOTAL RETURNS(1) (as of 10/31/06)

                    INCEPTION               SINCE
                       DATE      1 YEAR   INCEPTION
--------------------------------------------------------
Short Duration A#   10/31/2002    4.02%     2.94%
--------------------------------------------------------
Short Duration A##  10/31/2002    0.90%     2.16%
--------------------------------------------------------
Short Duration B#   10/31/2002    3.33%     2.23%
--------------------------------------------------------
Short Duration B##  10/31/2002   -1.67%     1.53%
--------------------------------------------------------
Short Duration C#   10/31/2002    3.33%     2.23%
--------------------------------------------------------
Short Duration C##  10/31/2002    2.33%     2.23%
--------------------------------------------------------
Short Duration Y#   11/28/2003    4.28%     2.76%
--------------------------------------------------------

 #  Without sales charge
 ## With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
(2) Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

PORTFOLIO MANAGERS

ROBERT CRUSHA, CFA
Vice President

BRIAN DIRGINS, CFA
Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford Short Duration Fund (Class A) gained 4.02%, before sales charges, for the year ended October 31, 2006, trailing its benchmark, the Lehman Brothers 1-5 year U.S. Government / Credit Bond Index, which returned 4.52%. The Fund also trailed the 4.10% return of the Lipper Short-term Investment Grade Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

The Fund's fiscal year, which ended October 31, 2006, began in a period of rising interest rates. Historically high energy and commodity prices, a boom in the housing market, and a strengthening economy led to concerns about rising inflation. To keep inflation in check, the Federal Reserve (the Fed) continued its cycle of monetary tightening that began in the summer of 2004. By June of 2006, the Fed had raised its Federal Funds Target Rate (Fed Funds Rate) 17 consecutive times, leaving the Fed Funds rate at 5.25%. In response to the Fed's tightening, short- and intermediate-term bond yields rose through the first half of 2006. Thus, as interest rates rose, the principal value of these bonds declined in response. In contrast, long-term bond yields did not rise as substantially due to overseas demand and expectations that the Fed could keep inflation low over the long run. The result was a yield curve that remained flat or even inverted through most of the fiscal year. However, by August of 2006, the Fed became concerned that economic growth was slowing, in part due to the retreating housing market. As such, the Fed found itself in a conundrum as to whether it should continue raising interest rates to restrain inflation, or to pause in the tightening cycle to assess prospects for further economic growth. Since changes in the rate of inflation often lag changes in economic conditions, the Fed left rates unchanged at its two most recent meetings while it waited for more data. Sensing that the Fed would continue easing monetary policy, the bond markets rallied in the last months of the fiscal year.

While stocks, and in particular foreign and small cap stocks, performed strongly for the year, fixed income securities provided more modest gains. Fortunately, the bond rally over the last few months offset the negative impact of rising interest rates earlier in the year, allowing the major bond sectors to finish with positive returns for the period. During much of the year, fixed income investors were unable to achieve higher levels of yield by going out

--------------------------------------------------------------------------------

to longer duration on the yield curve. Thus, many investors shifted to higher yields in the spread sectors that offer a risk premium over U.S. Treasuries of similar maturities. Accordingly, the Mortgage-Backed Securities (MBS), Commercial Mortgage-Backed Securities (CMBS), Asset-Backed Securities (ABS) and Agencies investment grade spread sectors outperformed U.S. Treasuries.

One of the largest impacts upon the Fund's performance through the period stemmed from its sensitivity to changes in interest rates. Generally, fixed rate bonds decline in value as interest rates rise, because the lower coupon bonds become less attractive when compared to bonds that pay higher rates. Purchasers would rather purchase the new higher yielding bonds, so sellers of the existing, lower coupon bonds must discount them to compensate for their lower interest rates. Although the rising rates detracted from the Fund's return on an absolute basis for most of the fiscal year, the Fund was appropriately positioned with a duration that was less than half that of the benchmark. However, the very substantial benefits of the Fund's conservative positioning through mid-2006 were negatively offset by the bond rally late in the fiscal year. Therefore, the Fund's duration and yield curve management ultimately resulted in only modest contributions to performance.

As spread sectors outperformed U.S. Treasuries for the twelve month period, investments in ABS, CMBS and Corporate issues continued to contribute significant yield to the portfolio. Since the Fund was overweight in out-of-index sectors compared to the benchmark weightings, it had underweighted U.S. Treasuries. This allocation away from Treasuries was also beneficial as Treasuries trailed the credit sectors. The Fund's lower allocation to Agency issues appeared to be a cost to performance. However, that shortfall was more than offset by the beneficial allocations to the ABS, MBS and especially CMBS sectors. The Fund tactically held Treasury Inflation-Protected Securities (TIPS) at times to take advantage of the attractive seasonal accruals (when inflation adjustments are typically advantageous). While the overall TIPS sector lagged the Index for the period, we believe the Fund's tactical individual security selection was a positive contributor to performance. In the end, the portfolio outperformed the Index on a gross (before expenses) basis, but it did not outperform by a great enough margin to offset the costs associated with operating the Fund.

WHAT IS THE OUTLOOK?

The recent rally in bonds has priced into bond market values an environment of economic weakness that is not consistent with our view. Declines in interest rates and gasoline prices, coupled with a decent employment picture and gains in the stock market, should be supportive of continued spending. While housing remains a wild card for the U.S. economy, our view is that the Fed is still concerned with inflation and that policy decisions will favor price stability as long as economic growth does not decline dramatically. During the coming fourth quarter, we anticipate the Fed will remain on hold and is unlikely to lower rates through the first quarter of 2007, as current market pricing suggests. Therefore, we shall remain patient in extending duration until such time that we find attractive opportunities and shall focus on adding additional yield in shorter maturities than that of the benchmark.

DISTRIBUTION BY CREDIT QUALITY
as of October 31, 2006

                                                   PERCENTAGE OF
RATING                                           LONG-TERM HOLDINGS
-------------------------------------------------------------------
AAA                                                     30.5%
-------------------------------------------------------------------
AA                                                       4.8
-------------------------------------------------------------------
A                                                       28.6
-------------------------------------------------------------------
BBB                                                     36.1
-------------------------------------------------------------------
TOTAL                                                  100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
as of October 31, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             1.1%
-------------------------------------------------------------------
Capital Goods                                               0.7
-------------------------------------------------------------------
Consumer Cyclical                                           1.6
-------------------------------------------------------------------
Consumer Staples                                            1.0
-------------------------------------------------------------------
Energy                                                      2.6
-------------------------------------------------------------------
Finance                                                    69.9
-------------------------------------------------------------------
Health Care                                                 1.4
-------------------------------------------------------------------
Services                                                    3.9
-------------------------------------------------------------------
Technology                                                  4.1
-------------------------------------------------------------------
Transportation                                              0.5
-------------------------------------------------------------------
U.S. Government Agencies                                    5.1
-------------------------------------------------------------------
Utilities                                                   1.3
-------------------------------------------------------------------
Short-Term Investments                                      5.9
-------------------------------------------------------------------
Other Assets & Liabilities                                  0.9
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

The Hartford Small Company Fund
  (subadvised by: Wellington Management Company, LLP
               Hartford Investment Management Company**)
INVESTMENT OBJECTIVE -- SEEKS GROWTH OF CAPITAL.

PERFORMANCE OVERVIEW(3) 10/31/96 - 10/31/06
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                     SMALL COMPANY FUND             RUSSELL 2000 GROWTH INDEX
                                                                     ------------------             -------------------------
10/31/96                                                                    9450                              10000
                                                                            9652                              10278
                                                                            9602                              10478
                                                                            9593                              10740
                                                                            9440                              10092
                                                                            8955                               9379
                                                                            9009                               9271
                                                                            9980                              10664
                                                                           10565                              11026
                                                                           11078                              11591
                                                                           11339                              11939
                                                                           12310                              12892
10/97                                                                      11806                              12117
                                                                           11599                              11828
                                                                           11453                              11835
                                                                           11171                              11677
                                                                           12282                              12708
                                                                           12772                              13241
                                                                           12941                              13322
                                                                           12310                              12354
                                                                           12490                              12481
                                                                           12053                              11438
                                                                            9106                               8798
                                                                            9895                               9690
10/98                                                                      10684                              10195
                                                                           11406                              10986
                                                                           12652                              11980
                                                                           13203                              12519
                                                                           11901                              11374
                                                                           12880                              11779
                                                                           13935                              12819
                                                                           14229                              12840
                                                                           15361                              13516
                                                                           15342                              13098
                                                                           15123                              12608
                                                                           15427                              12851
10/99                                                                      15959                              13181
                                                                           17776                              14574
                                                                           20959                              17143
                                                                           20345                              16984
                                                                           23916                              20935
                                                                           23558                              18734
                                                                           21430                              16843
                                                                           19035                              15368
                                                                           21720                              17353
                                                                           19976                              15866
                                                                           21559                              17535
                                                                           20618                              16664
10/00                                                                      19344                              15311
                                                                           16937                              12531
                                                                           18209                              13298
                                                                           17401                              14374
                                                                           15476                              12404
                                                                           14138                              11276
                                                                           16063                              12657
                                                                           15853                              12950
                                                                           16100                              13303
                                                                           15226                              12168
                                                                           14584                              11408
                                                                           12283                               9567
10/01                                                                      13279                              10488
                                                                           14551                              11363
                                                                           15326                              12071
                                                                           15082                              11641
                                                                           14374                              10888
                                                                           15425                              11834
                                                                           15038                              11578
                                                                           14463                              10901
                                                                           13456                               9977
                                                                           11276                               8444
                                                                           11054                               8440
                                                                           10601                               7830
10/02                                                                      10988                               8226
                                                                           11663                               9042
                                                                           10645                               8418
                                                                           10357                               8189
                                                                           10147                               7971
                                                                           10501                               8092
                                                                           11619                               8857
                                                                           12913                               9856
                                                                           13323                              10045
                                                                           14274                              10805
                                                                           14983                              11385
                                                                           14429                              11097
10/03                                                                      15801                              12056
                                                                           16244                              12449
                                                                           16543                              12504
                                                                           17207                              13161
                                                                           17229                              13141
                                                                           17561                              13202
                                                                           16654                              12540
                                                                           16952                              12789
                                                                           17328                              13215
                                                                           15901                              12028
                                                                           15215                              11769
                                                                           16399                              12420
10/04                                                                      16698                              12722
                                                                           17649                              13797
                                                                           18424                              14293
                                                                           17417                              13649
                                                                           17992                              13837
                                                                           17749                              13318
                                                                           16985                              12470
                                                                           18136                              13349
                                                                           19154                              13781
                                                                           20316                              14744
                                                                           20383                              14536
                                                                           20947                              14652
10/05                                                                      20416                              14110
                                                                           21666                              14909
                                                                           22208                              14887
                                                                           24211                              16323
                                                                           24034                              16236
                                                                           25085                              17025
                                                                           25572                              16976
                                                                           24233                              15781
                                                                           23636                              15791
                                                                           22662                              14970
                                                                           22905                              15409
                                                                           22994                              15513
10/06                                                                      23879                              16518

    --- SMALL COMPANY FUND                     --- RUSSELL 2000 GROWTH INDEX
        $9,450  starting value                     $10,000 starting value
        $23,879 ending value                       $16,518 ending value

RUSSELL 2000 GROWTH INDEX is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
** As of June 12, 2006, Hartford Small Company Fund ("the Fund") employs a multimanager approach with Hartford Investment Management Company providing sub-advisory services for a portion of the Fund's assets. As of that date, the Fund's Class A, B, C and Y were reopened to new investments.


AVERAGE ANNUAL TOTAL RETURNS(1,2) (as of 10/31/06)

              INCEPTION     1        5        10        SINCE
                DATE       YEAR     YEAR     YEAR     INCEPTION
--------------------------------------------------------------------
Small Co A#   7/22/1996   16.96%   12.45%    9.71%     10.68%
--------------------------------------------------------------------
Small Co A##  7/22/1996   10.53%   11.18%    9.09%     10.07%
--------------------------------------------------------------------
Small Co B#   7/22/1996   16.10%   11.62%      NA*      NA*
--------------------------------------------------------------------
Small Co B##  7/22/1996   11.10%   11.37%      NA*      NA*
--------------------------------------------------------------------
Small Co C#   7/22/1996   16.14%   11.64%    8.96%      9.92%
--------------------------------------------------------------------
Small Co C##  7/22/1996   15.14%   11.64%    8.96%      9.92%
--------------------------------------------------------------------
Small Co I#   7/22/1996   17.02%   12.46%    9.71%     10.68%
--------------------------------------------------------------------
Small Co Y#   7/22/1996   17.59%   12.97%   10.23%     11.20%
--------------------------------------------------------------------

 # Without sales charge
## With sales charge
 * 10 year and inception returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Class C shares commenced operations on 7/31/98. Performance prior to 7/31/98 reflects Class B performance less Class C sales charges where applicable. Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance.
(2) The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
(3) Growth of a $10,000 investment in Classes B, C, I and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

PORTFOLIO MANAGERS

WELLINGTON MANAGEMENT COMPANY, LLP

STEVEN C. ANGELI, CFA
Senior Vice President, Partner

STEPHEN MORTIMER
Vice President

MARIO E. ABULARACH
Vice President

HARTFORD INVESTMENT MANAGEMENT COMPANY

MARK WATERHOUSE
Executive Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class A shares of the Hartford Small Company Fund returned 16.96%, before sales charges, for the twelve-month period ended October 31, 2006, underperforming its benchmark, the Russell 2000 Growth Index which returned 17.07% for the same period. The Fund outperformed the 12.82% return of the average fund in the Lipper Small Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

US equity indices edged higher toward the end of 2005, helped by a drop in energy prices. Despite indications that inflation had moderated, the Federal Reserve continued to raise rates to the point where the yield curve inverted (i.e. bonds with longer term maturities having a lower interest rate than bonds with shorter maturities of the same credit quality). On the back of that, the Russell 2000 Growth Index soared during the first quarter of 2006, demonstrating the third largest first quarter gain in over 15 years. As the Fed continued to raise rates in the second quarter 2006 to fight inflation, the market reacted quite negatively. Worried that the Fed may push rates too far and sour the economy, investors punished small cap stocks most severely. The later part of the year resulted in excellent performance for large cap stocks which outpaced smaller companies.

Superior stock selection among Financials, Health Care and Materials stocks helped to boost Fund performance. Strength in the financial services arena came from an eclectic range of holdings including Admiral Corp (a UK-based auto insurance underwriter and distributor), Hong Kong Exchanges (which operates stock and futures exchanges in the leading capital formation center for China), and CB Richard Ellis (the largest global commercial real estate services company). In health care, Schwarz Pharmaceuticals AG advanced first on positive fundamental developments and later

--------------------------------------------------------------------------------

on a takeover bid. Positive clinical indications on several drug pipeline candidates likewise lifted holdings in Vertex Pharmaceuticals. Eagle Materials (cement), Brush Engineered Materials (high performance metals and alloys) and Agnico-Eagle Mines Ltd. (gold) led performance among basic materials holdings.

Outside these sectors top relative individual stock contributors included CSR Plc (Bluetooth chip sets), Corrections Corp. (private correctional facilities), Equinix Plc (outsourced internet exchange hubs) and Melco Corp. (Macau hotel and casinos).

Offsetting these strong results was weaker stock selection in the Energy, Consumer Discretionary, and Consumer Staples sectors. Energy holdings
 -- whether fossil fuel oriented or alternatives based -- corrected sharply during the latter half of the period. Significant detractors among this group included Frontier Oil (oil refining and marketing), Arch Coal (Coal consumables and Fuels) and VeraSun Energy (Oil exploration & production). In Consumer Discretionaries, shares in our holding in household products manufacturer, Jarden, declined after it issued an earnings warning. In Consumer Staples, though we avoided a fairly steep correction in alternative beverage purveyor Hansen Natural Corp, we also missed an impressive run up in the stock. Holdings in Peet's Coffee & Tea disappointed on higher operating expenses. We eliminated our position during the period.

Other stocks that detracted from performance included Symbion Inc, an operator of surgical centers which pulled back amid reimbursement pressure from private payors and Medicaid, and Red Hat, the leading provider of Linux operating systems and support which gapped lower on a weaker than expected quarter as well as concerns over increasing competition.

WHAT IS THE OUTLOOK?

The surprisingly swift and dramatic pullback in energy prices that began during the summer months appears to have allayed inflation fears and softened the case for a housing-induced slowdown in consumer spending. We suspect this shift in sentiment propelled the late period rebound among consumer discretionary stocks. Whether or not this is sustainable remains to be seen. With regard to portfolio positioning, the most significant shifts on a year over year basis include a net reduction in our exposure to Health Care and Financials concerns -- generally the result of taking profits -- and an increase in our Consumer Discretionary holdings, most notably in the media space. Opportunistic purchases in Industrials increased the overweight position to this sector.

DIVERSIFICATION BY INDUSTRY
as of October 31, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             5.9%
-------------------------------------------------------------------
Capital Goods                                               3.7
-------------------------------------------------------------------
Consumer Cyclical                                           6.9
-------------------------------------------------------------------
Consumer Staples                                            1.6
-------------------------------------------------------------------
Energy                                                      4.6
-------------------------------------------------------------------
Finance                                                    10.2
-------------------------------------------------------------------
Health Care                                                11.8
-------------------------------------------------------------------
Investment Companies                                        0.9
-------------------------------------------------------------------
Services                                                   16.2
-------------------------------------------------------------------
Technology                                                 27.3
-------------------------------------------------------------------
Transportation                                              6.0
-------------------------------------------------------------------
Utilities                                                   1.1
-------------------------------------------------------------------
Short-Term Investments                                     24.2
-------------------------------------------------------------------
Other Assets & Liabilities                                -20.4
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

The Hartford SmallCap Growth Fund
(subadvised by Wellington Management Company, LLP)

INVESTMENT OBJECTIVE -- SEEKS TO MAXIMIZE SHORT- AND LONG-TERM CAPITAL APPRECIATION.

PERFORMANCE OVERVIEW(1,3) 10/31/96 - 10/31/06
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                    SMALLCAP GROWTH FUND            RUSSELL 2000 GROWTH INDEX
                                                                    --------------------            -------------------------
10/31/96                                                                    9450                              10000
                                                                            9447                              10278
                                                                            9071                              10478
                                                                            8930                              10740
                                                                            7856                              10092
                                                                            7165                               9379
                                                                            6990                               9270
                                                                            8303                              10664
                                                                            8503                              11025
                                                                            9002                              11590
                                                                            8770                              11937
                                                                            9357                              12890
10/97                                                                       8927                              12115
                                                                            8959                              11827
                                                                            9208                              11834
                                                                            8902                              11677
                                                                            9959                              12708
                                                                           10598                              13241
                                                                           10679                              13322
                                                                           10131                              12354
                                                                           10541                              12480
                                                                            9690                              11438
                                                                            7572                               8798
                                                                            8096                               9690
10/98                                                                       8624                              10196
                                                                            9713                              10987
                                                                           11036                              11981
                                                                           11820                              12520
                                                                           10324                              11375
                                                                           11070                              11780
                                                                           11483                              12820
                                                                           11566                              12840
                                                                           13168                              13517
                                                                           13339                              13099
                                                                           13649                              12610
                                                                           14289                              12853
10/99                                                                      16399                              13182
                                                                           18435                              14575
                                                                           23334                              17143
                                                                           23787                              16984
                                                                           33214                              20936
                                                                           29719                              18736
                                                                           24884                              16843
                                                                           21428                              15368
                                                                           26556                              17353
                                                                           24586                              15866
                                                                           29461                              17535
                                                                           27794                              16664
10/00                                                                      25269                              15311
                                                                           17994                              12530
                                                                           20078                              13297
                                                                           20461                              14373
                                                                           16617                              12402
                                                                           14849                              11275
                                                                           16199                              12655
                                                                           16185                              12949
                                                                           16802                              13302
                                                                           15576                              12168
                                                                           14555                              11407
                                                                           11848                               9566
10/01                                                                      13047                              10486
                                                                           14524                              11362
                                                                           15667                              12070
                                                                           15151                              11640
                                                                           14308                              10887
                                                                           15785                              11833
                                                                           15110                              11577
                                                                           14051                              10900
                                                                           12741                               9976
                                                                           11013                               8442
                                                                           10958                               8438
                                                                           10045                               7829
10/02                                                                      10846                               8225
                                                                           12065                               9040
                                                                           11111                               8416
                                                                           10742                               8188
                                                                           10254                               7969
                                                                           10373                               8090
                                                                           11355                               8855
                                                                           12692                               9853
                                                                           13020                              10043
                                                                           13883                              10802
                                                                           14852                              11382
                                                                           14859                              11094
10/03                                                                      15959                              12053
                                                                           16356                              12446
                                                                           16586                              12501
                                                                           17576                              13158
                                                                           17548                              13138
                                                                           17408                              13199
                                                                           16642                              12537
                                                                           16816                              12786
                                                                           17367                              13211
                                                                           15952                              12026
                                                                           15743                              11767
                                                                           16607                              12417
10/04                                                                      17137                              12719
                                                                           18307                              13794
                                                                           19094                              14290
                                                                           18244                              13646
                                                                           18753                              13833
                                                                           18516                              13315
                                                                           17659                              12467
                                                                           18955                              13346
                                                                           19512                              13778
                                                                           20815                              14741
                                                                           20439                              14533
                                                                           20411                              14648
10/05                                                                      19714                              14107
                                                                           20836                              14906
                                                                           20954                              14883
                                                                           22528                              16319
                                                                           22173                              16232
                                                                           22807                              17021
                                                                           22486                              16972
                                                                           20897                              15777
                                                                           20925                              15787
                                                                           19866                              14967
                                                                           20131                              15405
                                                                           20410                              15510
10/06                                                                      21816                              16514

    --- SMALLCAP GROWTH FUND                   --- RUSSELL 2000 GROWTH INDEX
        $9,450  starting value                     $10,000 starting value
        $21,816 ending value                       $16,514 ending value

RUSSELL 2000 GROWTH INDEX is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.


Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

PORTFOLIO MANAGERS

DAVID J. ELLIOTT, CFA
Vice President

DORIS T. DWYER
Vice President

AVERAGE ANNUAL TOTAL RETURNS(1,2) (as of 10/31/06)

              INCEPTION      1        5       10       SINCE
                 DATE       YEAR     YEAR    YEAR    INCEPTION
-------------------------------------------------------------------
SmallCap A#     1/4/1988   10.67%   10.82%   8.72%    12.47%
-------------------------------------------------------------------
SmallCap A##    1/4/1988    4.58%    9.58%   8.11%    12.13%
-------------------------------------------------------------------
SmallCap B#   11/14/1994    9.97%   10.08%    NA*      NA*
-------------------------------------------------------------------
SmallCap B##  11/14/1994    4.97%    9.81%    NA*      NA*
-------------------------------------------------------------------
SmallCap C#   11/14/1994    9.82%   10.03%   8.04%    10.45%
-------------------------------------------------------------------
SmallCap C##  11/14/1994    8.82%   10.03%   8.04%    10.45%
-------------------------------------------------------------------
SmallCap H#   11/14/1994   10.12%   10.20%    NA*      NA*
-------------------------------------------------------------------
SmallCap H##  11/14/1994    6.12%    9.93%    NA*      NA*
-------------------------------------------------------------------
SmallCap I#    2/19/2002   10.71%     NA      NA       9.78%
-------------------------------------------------------------------
SmallCap L#     1/4/1988   10.90%   10.92%   8.77%    12.49%
-------------------------------------------------------------------
SmallCap L##    1/4/1988    5.63%    9.84%   8.24%    12.20%
-------------------------------------------------------------------
SmallCap M#   11/14/1994   10.09%   10.19%    NA*      NA*
-------------------------------------------------------------------
SmallCap M##  11/14/1994    6.09%    9.91%    NA*      NA*
-------------------------------------------------------------------
SmallCap N#   11/14/1994   10.08%   10.20%   8.12%    10.52%
-------------------------------------------------------------------
SmallCap N##  11/14/1994    9.08%   10.20%   8.12%    10.52%
-------------------------------------------------------------------
SmallCap Y#    2/19/2002   11.17%     NA      NA       9.64%
-------------------------------------------------------------------

 # Without sales charge
 ## With sales charge
NA Not Applicable
 * 10 year and inception returns are not applicable for Classes
   B, H and M because after 8 years Class B converts to Class A and Classes H and M convert to Class L.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Classes A, B and C were offered beginning on February 19, 2002. Performance prior to that date is that of the fund's Classes L, M and N shares, respectively, which have lower operating expenses. Performance prior to February 19, 2002 would have been lower if Classes A, B and C shares expenses were applied during that period. Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance.
(2) The initial investment in Classes A and L shares reflects the maximum sales charge and Classes B, C, H, M and N reflect CDSC.
(3) Growth of a $10,000 investment in Classes B, C, H, I, L, M, N and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class A shares of The Hartford Small Cap Growth Fund returned 10.67%, before sales charges, for the twelve-month period ended October 31, 2006, underperforming its benchmark, the Russell 2000 Growth Index, which returned 17.07% for the same period. The Fund also underperformed the 12.82% return of the average fund in the Lipper Small Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

US equity indices edged higher toward the end of 2005, helped by a drop in energy prices. Despite indications that inflation had moderated, the Federal Reserve (the Fed) continued to raise rates to the point where the yield curve inverted. On the back of that, the Russell 2000 Growth Index soared during the first quarter of 2006, demonstrating the third largest first quarter gain in over 15 years. As the Fed continued to raise rates in the second quarter 2006 to fight inflation, the market reacted quite negatively. Worried that the Fed may push rates too far and sour the economy, investors punished small cap stocks most severely. The later part of the year resulted in excellent performance for large cap stocks which outpaced smaller companies.

Stock selection within Financials, Consumer Discretionary, Industrials and Healthcare drove the Fund's underperformance relative to the benchmark. Scottish Re Group Ltd (Insurance), Standard Pacific Corp (Consumer Durables), and CV Therapeutics (Pharmaceutical Biotechnology) were the largest detractors from the portfolio's relative return over the period. Scottish Re, a Cayman Islands-based reinsurer for US life insurance, variable annuities, and other annuity type products, disappointed during the first quarter of 2006. With the decreased demand for new housing in the southwest and overall housing market slowing this year, Standard Pacific Corp, a residential housing constructor, negatively impacted the portfolio and we eliminated our position during the period. We sold our position in this portfolio during the period. CV Therapeutics, a developer of drugs for cardiovascular diseases

--------------------------------------------------------------------------------

since its foundation in 1990, detracted from the Fund's performance during the period as the market was too focused on the launch of Ranexa, a drug used to help treat angina, and approval of the trial. Although it has not been a strong contributor thus far, we still believe in the fundamentals of the company and continue to hold it in the Fund. Other Healthcare stocks that detracted from relative performance during the period included NPS Pharmaceutical Corp, and Encysive Pharmaceutical Inc. NPS's performance suffered this year because its new drug in development, Preos, came under scrutiny by the FDA. The market thought the FDA would require an additional clinical trial, forcing the stock price lower. Encysive's new drug, Thelin, which is intended to treat chronic high blood pressure in the blood vessel carrying oxygen-poor blood to the lungs, was approved in Europe in August and is still awaiting final approval by the FDA.

Stock Selection within Materials, Energy, and Information Technology were the areas of greatest strength relative to the benchmark. In Energy, Frontier Oil, a refining company, contributed to the overall relative performance of the fund. In Materials, Century Aluminum, a manufacturer of Alumina and Aluminum, demonstrated increased net income and sales year over year and continued growth. Other top contributors to absolute and relative performance included Abgenix Inc (Pharmaceutical Biotechnology), which was acquired in late 2005 by Amgen and Skechers USA (Consumer Durables), the maker of sneakers for men, women and children, which continues to be a leader in the shoe market and showed significant growth over the period.

WHAT IS THE OUTLOOK?

A mid-cycle slowdown is underway and the housing correction is leading the way. We expect further price and transaction weakness ahead. Consumers continue to face headwinds and fading sources of stimulus. We will continue to apply a bottom-up investment process in constructing a diversified portfolio. The Fund seeks to apply a combination of fundamental and quantitative research analysis to build a portfolio diversifying across all sectors of the Russell 2000 Growth Index.

As a result of the Fund's investment approach, sector positioning is in-line with the Russell 2000 Growth Index, resulting in the greatest exposure to the Information Technology, Industrials and Health Care sectors.

DIVERSIFICATION BY INDUSTRY
as of October 31, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             7.4%
-------------------------------------------------------------------
Capital Goods                                               4.7
-------------------------------------------------------------------
Consumer Cyclical                                          12.0
-------------------------------------------------------------------
Energy                                                      4.8
-------------------------------------------------------------------
Finance                                                    10.6
-------------------------------------------------------------------
Health Care                                                15.3
-------------------------------------------------------------------
Services                                                   13.6
-------------------------------------------------------------------
Technology                                                 23.1
-------------------------------------------------------------------
Transportation                                              4.5
-------------------------------------------------------------------
Short-Term Investments                                     20.2
-------------------------------------------------------------------
Other Assets & Liabilities                                -16.2
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

The Hartford Stock Fund
(subadvised by Wellington Management Company, LLP)

INVESTMENT OBJECTIVE -- SEEKS LONG-TERM GROWTH OF CAPITAL, WITH INCOME AS A SECONDARY CONSIDERATION.

PERFORMANCE OVERVIEW(3) 10/31/96 - 10/31/06
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                         STOCK FUND                       S&P 500 INDEX
                                                                         ----------                       -------------
10/31/96                                                                    9450                              10000
                                                                           10117                              10755
                                                                            9878                              10542
                                                                           10469                              11200
                                                                           10546                              11288
                                                                           10238                              10825
                                                                           10769                              11471
                                                                           11437                              12169
                                                                           12006                              12714
                                                                           12845                              13725
                                                                           12100                              12957
                                                                           12717                              13666
10/97                                                                      12374                              13210
                                                                           12888                              13821
                                                                           13017                              14058
                                                                           13129                              14213
                                                                           14134                              15238
                                                                           14949                              16018
                                                                           15267                              16179
                                                                           14975                              15901
                                                                           15834                              16546
                                                                           15988                              16371
                                                                           13644                              14004
                                                                           14211                              14901
10/98                                                                      15327                              16112
                                                                           16212                              17088
                                                                           17096                              18072
                                                                           17651                              18827
                                                                           17313                              18242
                                                                           18163                              18972
                                                                           18979                              19707
                                                                           18424                              19242
                                                                           19630                              20308
                                                                           19083                              19675
                                                                           18788                              19577
                                                                           18268                              19041
10/99                                                                      19248                              20245
                                                                           19575                              20657
                                                                           20911                              21873
                                                                           19920                              20774
                                                                           19956                              20381
                                                                           21884                              22373
                                                                           21256                              21701
                                                                           20787                              21255
                                                                           21239                              21779
                                                                           20793                              21439
                                                                           21882                              22770
                                                                           20855                              21568
10/00                                                                      20882                              21477
                                                                           19632                              19785
                                                                           19847                              19882
                                                                           20362                              20587
                                                                           18903                              18711
                                                                           17528                              17526
                                                                           18781                              18886
                                                                           18931                              19013
                                                                           18105                              18551
                                                                           17881                              18368
                                                                           16692                              17219
                                                                           15484                              15829
10/01                                                                      15812                              16132
                                                                           17001                              17369
                                                                           17122                              17522
                                                                           16701                              17266
                                                                           16458                              16933
                                                                           17019                              17570
                                                                           15587                              16505
                                                                           15362                              16384
                                                                           14248                              15218
                                                                           13387                              14032
                                                                           13265                              14123
                                                                           11786                              12590
10/02                                                                      12854                              13696
                                                                           13818                              14501
                                                                           12928                              13650
                                                                           12573                              13294
                                                                           12311                              13095
                                                                           12357                              13222
                                                                           13294                              14310
                                                                           13939                              15063
                                                                           14136                              15256
                                                                           14482                              15525
                                                                           14660                              15827
                                                                           14417                              15659
10/03                                                                      15175                              16544
                                                                           15306                              16690
                                                                           16205                              17564
                                                                           16280                              17887
                                                                           16383                              18135
                                                                           16083                              17862
                                                                           15859                              17582
                                                                           16065                              17822
                                                                           16411                              18169
                                                                           15802                              17567
                                                                           15802                              17638
                                                                           15728                              17829
10/04                                                                      15690                              18101
                                                                           16186                              18834
                                                                           16713                              19474
                                                                           16402                              19000
                                                                           16741                              19399
                                                                           16242                              19056
                                                                           16082                              18695
                                                                           16638                              19289
                                                                           16591                              19317
                                                                           17344                              20035
                                                                           17363                              19852
                                                                           17551                              20013
10/05                                                                      17316                              19679
                                                                           18041                              20422
                                                                           18192                              20430
                                                                           18748                              20971
                                                                           18673                              21027
                                                                           18890                              21289
                                                                           19192                              21575
                                                                           18588                              20955
                                                                           18286                              20982
                                                                           18277                              21112
                                                                           18777                              21613
                                                                           19201                              22170
10/06                                                                      19852                              22892

    --- STOCK FUND                             --- S&P 500 INDEX
        $9,450  starting value                     $10,000 starting value
        $19,852 ending value                       $22,892 ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

AVERAGE ANNUAL TOTAL RETURNS(1,2) (as of 10/31/06)

           INCEPTION     1        5        10        SINCE
             DATE       YEAR     YEAR     YEAR     INCEPTION
-----------------------------------------------------------------
Stock A#   7/22/1996   14.65%   4.65%     7.70%      8.54%
-----------------------------------------------------------------
Stock A##  7/22/1996    8.34%   3.48%     7.09%      7.94%
-----------------------------------------------------------------
Stock B#   7/22/1996   13.64%   3.81%     NA*        NA*
-----------------------------------------------------------------
Stock B##  7/22/1996    8.64%   3.46%     NA*        NA*
-----------------------------------------------------------------
Stock C#   7/22/1996   13.72%   3.98%     6.97%      7.79%
-----------------------------------------------------------------
Stock C##  7/22/1996   12.72%   3.98%     6.97%      7.79%
-----------------------------------------------------------------
Stock Y#   7/22/1996   15.21%   5.24%     8.25%      9.08%
-----------------------------------------------------------------

  # Without sales charge
 ## With sales charge
 NA Not Applicable.
  * Inception returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Class C shares commenced operations on 7/31/98. Performance prior to 7/31/98 reflects Class B performance less Class C sales charges where applicable.
(2) The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
(3) Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

PORTFOLIO MANAGERS

STEVEN T. IRONS, CFA
Senior Vice President, Partner

PETER I. HIGGINS, CFA
Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class A shares of The Hartford Stock Fund returned 14.65%, before sales charges, for the twelve-month period ended October 31, 2006, underperforming its benchmark, the S&P 500 Index which returned 16.33% for the same period. However, the Fund outperformed the 14.23% return of the average fund in the Lipper Large Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

Despite weakening housing prices, concerns regarding the consumer and the Federal Reserve's monetary tightening, equity markets continue to show strength. The S&P 500 was up 16.33% for the reporting period and showed broad based strength, posting positive results in all ten sectors. Sector results were led by Telecommunication Services, Materials, and Energy. Information Technology, Health Care, and Consumer Staples all posted robust returns but lagged the general market.

The Fund's performance versus the benchmark was driven primarily by security selection. Detracting from results was weak stock selection within the Consumer Discretionary, Health Care and Materials sectors. Stocks that detracted the most from relative returns included XM Satellite, Boston Scientific, Marvell Technology and Dollar General. Media company XM Satellite continues to come under pressure. Decelerating customer addition trends and regulatory review of product compliance have caused investors to question the market opportunity. The portfolio continues to hold the stock based on positive long-term trends in satellite radio due to original equipment manufacturer (OEM) adoption. Boston Scientific has had a tough year suffering from erosion of its Implantable Cardioverter Defibrillator (ICD) market share, concerns surrounding its drug eluting stent business, and continued issues with cardiac product recalls after its recently acquired Guidant business. We retain our position as the fundamentals of the company remain sound and the stock is attractively priced. Chip maker Marvell declined on disruption in the hard disk drive market and worries over stock option grants. Discount retailer Dollar General disappointed due to high gasoline prices hitting Dollar General customers and thus impacting the company's top line. Additionally, Dollar General has been selling more lower-margin "highly consumables" than anticipated. These are products like perishable foods and cleaning supplies are used up quickly by consumers and need to be replaced frequently, but carry thin margins. Other top contributors to the Fund's overall performance included Cisco Systems and Exxon Mobil.

Stock selection contributed the most within the Information Technology and Financials sectors. Top relative contributors to the Fund included AT&T, UBS, Lexmark and Munich Re. AT&T is

--------------------------------------------------------------------------------

benefiting from the stabilization of its long distance pricing. Also, cost-cutting from its acquisitions are going well. UBS, the Swiss-based financial institution, posted outstanding results due primarily to its succeeding wealth management business. The firm has a superior business mix that leads to less volatility and should continue to be rewarded with higher multiples than the average broker. Shares in Lexmark, a manufacturer and supplier of printing and imaging solutions, rose as the company recovered from its product and distribution missteps last year. German reinsurance company Munich Re reported better-than-expected results due to higher profits from investments and fewer claims due to low levels of natural catastrophes. The company continues to generate good return on capital and improving capital management.
WHAT IS THE OUTLOOK?
The Fund continues to be managed with a large cap, core investment approach. We apply a bottom-up investment process in constructing a diversified portfolio and look for companies that exhibit industry leadership, strong balance sheets, solid management, high return on equity, accelerating earnings, and/or attractive valuation with a catalyst. Our bottom-up investment approach resulted in the Fund being overweight Information Technology, Health Care and Materials, and underweight Energy, Financials and Utilities at the end of the period.

DIVERSIFICATION BY INDUSTRY
as of October 31, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             5.7%
-------------------------------------------------------------------
Capital Goods                                               3.8
-------------------------------------------------------------------
Consumer Cyclical                                           8.1
-------------------------------------------------------------------
Consumer Staples                                            5.3
-------------------------------------------------------------------
Energy                                                      5.3
-------------------------------------------------------------------
Finance                                                    21.1
-------------------------------------------------------------------
Health Care                                                12.1
-------------------------------------------------------------------
Services                                                    9.8
-------------------------------------------------------------------
Technology                                                 27.8
-------------------------------------------------------------------
Utilities                                                   0.5
-------------------------------------------------------------------
Short-Term Investments                                      8.9
-------------------------------------------------------------------
Other Assets & Liabilities                                 -8.4
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

The Hartford Target Retirement 2010 Fund
(subadvised by Hartford Investment Management Company)

INVESTMENT OBJECTIVE -- SEEKS TO MAXIMIZE TOTAL RETURN AND SECONDARILY, TO SEEK CAPITAL PRESERVATION.


PERFORMANCE OVERVIEW(2) 9/30/05 - 10/31/06
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                              LEHMAN BROTHERS U.S.
                                              TARGET RETIREMENT 2010 FUND     AGGREGATE BOND INDEX            S&P 500 INDEX
                                              ---------------------------     --------------------            -------------
9/30/05                                                   9450                        10000                       10000
10/05                                                     9280                         9921                        9833
11/05                                                     9469                         9965                       10205
12/05                                                     9507                        10059                       10208
1/06                                                      9670                        10060                       10479
2/06                                                      9650                        10093                       10507
3/06                                                      9679                         9994                       10638
4/06                                                      9782                         9976                       10780
5/06                                                      9598                         9966                       10471
6/06                                                      9570                         9987                       10484
7/06                                                      9560                        10122                       10549
8/06                                                      9714                        10277                       10800
9/06                                                      9805                        10367                       11078
10/06                                                     9970                        10436                       11439

    --- TARGET RETIREMENT 2010     -- LEHMAN BROTHERS U.S. AGGREGATE  --- S&P 500 INDEX
        FUND                           BOND INDEX                         $10,000 starting value
        $9,450 starting value          $10,000 starting value             $11,439 ending value
        $9,970 ending value            $10,436 ending value

LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Index and Commercial Mortgage-Backed Securities Index.

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

AVERAGE ANNUAL TOTAL RETURNS(1) (as of 10/31/06)

                            INCEPTION              SINCE
                              DATE      1 YEAR   INCEPTION
---------------------------------------------------------------
Target Retirement 2010 A#   9/30/2005   7.43%      5.06%
---------------------------------------------------------------
Target Retirement 2010 A##  9/30/2005   1.52%     -0.28%
---------------------------------------------------------------
Target Retirement 2010 B#   9/30/2005   6.58%      4.29%
---------------------------------------------------------------
Target Retirement 2010 B##  9/30/2005   1.58%      0.74%
---------------------------------------------------------------
Target Retirement 2010 C#   9/30/2005   6.53%      4.24%
---------------------------------------------------------------
Target Retirement 2010 C##  9/30/2005   5.53%      4.24%
---------------------------------------------------------------
Target Retirement 2010 Y#   9/30/2005   7.62%      5.32%
---------------------------------------------------------------

 # Without sales charge
## With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
(2) Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

PORTFOLIO MANAGERS

WILLIAM DAVISON, CFA
Senior Vice President

CHRISTOPHER HANLON, CFA
Senior Vice President

HUGH WHELAN, CFA
Executive Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

In this environment, The Hartford Target Retirement 2010 Fund (Class A) gained 7.43%, before sales charges, for the year ended October, 2006, versus the returns of 10.57% for the Lipper Mixed-Asset Target 2010 Funds peer group, 5.19% for the Lehman Brothers U.S. Aggregate Bond Index and 16.33% for the S&P 500 Index.

WHY DID THE FUND PERFORM THIS WAY?

The Fund's fiscal year, which ended October 31, 2006, began in a period of rising interest rates. Historically high energy and commodity prices, a boom in the housing market, and a strengthening economy led to concerns about rising inflation. To keep inflation in check, the Federal Reserve (the Fed) continued its cycle of monetary tightening (i.e. raising interest rates) that began in the summer of 2004. By June of 2006, the Fed had raised its Federal Funds Target Rate (Fed Funds Rate) 17 consecutive times, leaving the Fed Funds Rate at 5.25%. In response to the Fed's tightening, short- and intermediate-term bond yields rose through the first half of 2006. Thus, as interest rates rose, the principal value of these short- and intermediate-term bonds declined in response. In contrast, long-term bond yields did not rise as substantially due to overseas demand and expectations that the Fed could keep inflation low over the long run. The result was a yield curve that remained flat or even inverted (i.e. bonds with longer term maturities having a lower interest rate than bonds with shorter maturities) through most of the fiscal year. However, by August of 2006, the Fed became concerned that economic growth was slowing, in part due to the retreating housing market. As such, the Fed found itself in a conundrum as to whether it should continue raising interest rates to restrain inflation, or to pause in the tightening cycle to assess prospects for further economic growth. Since changes in the rate of inflation often lag changes in economic conditions, the Fed left rates unchanged at its two most recent meetings while it waited for more data before taking action. Sensing that the Fed would continue easing monetary policy, the bond and equity markets rallied in the last months of the fiscal year.

While stocks, and in particular foreign and small cap stocks, performed strongly for the year, fixed income securities provided more modest gains. For the full 12 month period, value oriented stocks outpaced growth stocks. However, growth stocks did return to favor in the last few months of the fiscal year. Aided in part by

--------------------------------------------------------------------------------

favorable currency movements and strengthening foreign economies, the international and emerging market equity indices outperformed the major domestic indices for the year. Fortunately, the bond rally over the last few months offset the negative impact of rising interest rates earlier in the year, allowing the major bond sectors to finish with positive returns for the period. During much of the year, fixed income investors were unable to achieve higher levels of yield by going out longer on the yield curve (i.e. purchasing bonds with a longer maturity date). Thus, many bond investors shifted to lower quality and foreign issues as they sought greater yield. During the period, the traditionally "riskier" high yield and emerging markets bonds were among the strongest performers for the year.

Based upon the Fund's design, the Fund's fixed income component typically is less sensitive to changes in interest rates than the Lehman benchmark. Additionally, the Fund's fixed income component was more defensive than normal this year, since the underlying fund managers generally assumed the bond markets were underestimating the potential for higher inflation. As interest rates declined during most of the fiscal year, the Fund's fixed income component delivered positive performance. However, the Fund's defensive stance did not allow it to participate fully in the bond rally that occurred late in the period, resulting in a substantial cost to relative performance. The Fund did, however, benefit from the out-of-index exposure to "spread" sectors and higher yielding securities. With the Dow Jones Industrial reaching its all-time high late in the period, the Fund also generated positive gains from its allocation to equities. The Fund is constructed such that it has exposure to the various styles of equities, including international, mid-cap and small cap stocks. This diversification is expected to enhance the long-term return and risk characteristics of the Fund. This added diversification benefited the Fund through most of the year. However, since domestic, large cap stocks dominated the stock rally late in the fiscal year, the Fund's exposure to foreign and smaller capitalization equities partially offset some of their earlier contributions. Overall the Fund's allocations were a positive factor. However, stock selection at the individual fund level and within the underlying funds appeared to detract from performance, in part due to the timing of cash flows that detracted from return.

WHAT IS THE OUTLOOK?

The recent rally in fixed-rate bonds has resulted in bond prices that reflect an environment of economic weakness that is not consistent with our view of the economy. Declines in interest rates and gasoline prices, coupled with a decent employment picture and gains in the stock market, should be supportive of continued consumer spending. While housing remains a wild card for the U.S. economy, our view is that the Federal Reserve is still concerned with inflation and that policy decisions will favor price stability as long as economic growth does not decline dramatically. In the coming months we will be closely watching the economy to determine the impact of a slower housing market on the U.S. consumer and what implications that has for the economy going forward.

COMPOSITION BY UNDERLYING FUND
as of October 31, 2006

                                                      PERCENTAGE OF
FUND NAME                                              NET ASSETS
-------------------------------------------------------------------
Hartford Capital Appreciation Fund, Class Y                10.7%
-------------------------------------------------------------------
Hartford Disciplined Equity Fund, Class Y                   7.8
-------------------------------------------------------------------
Hartford Equity Income Fund, Class Y                        0.9
-------------------------------------------------------------------
Hartford Floating Rate Fund, Class Y                        5.5
-------------------------------------------------------------------
Hartford Global Leaders Fund, Class Y                       2.2
-------------------------------------------------------------------
Hartford Growth Fund, Class Y                               1.2
-------------------------------------------------------------------
Hartford Growth Opportunities Fund, Class Y                 1.2
-------------------------------------------------------------------
Hartford High Yield Fund, Class Y                           3.6
-------------------------------------------------------------------
Hartford Income Fund, Class Y                               4.6
-------------------------------------------------------------------
Hartford Inflation Plus Fund, Class Y                       9.0
-------------------------------------------------------------------
Hartford International Capital Appreciation Fund,
  Class Y                                                   1.1
-------------------------------------------------------------------
Hartford International Opportunities Fund, Class Y          2.6
-------------------------------------------------------------------
Hartford International Small Company Fund, Class Y          2.9
-------------------------------------------------------------------
Hartford MidCap Value Fund, Class Y                         1.1
-------------------------------------------------------------------
Hartford Select MidCap Growth Fund, Class Y                 1.1
-------------------------------------------------------------------
Hartford Select MidCap Value Fund, Class Y                  1.1
-------------------------------------------------------------------
Hartford Select SmallCap Value Fund, Class Y                2.7
-------------------------------------------------------------------
Hartford Short Duration Fund, Class Y                      10.3
-------------------------------------------------------------------
Hartford Small Company Fund, Class Y                        2.1
-------------------------------------------------------------------
Hartford SmallCap Growth Fund, Class Y                      2.3
-------------------------------------------------------------------
Hartford Total Return Bond Fund, Class Y                    9.2
-------------------------------------------------------------------
Hartford U.S. Government Securities Fund, Class Y           2.5
-------------------------------------------------------------------
Hartford Value Fund, Class Y                                8.8
-------------------------------------------------------------------
Hartford Value Opportunities Fund, Class Y                  4.0
-------------------------------------------------------------------
Other Assets & Liabilities                                  1.5
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

The Hartford Target Retirement 2020 Fund
(subadvised by Hartford Investment Management Company)

INVESTMENT OBJECTIVE -- SEEKS TO MAXIMIZE TOTAL RETURN AND SECONDARILY, TO SEEK CAPITAL PRESERVATION.


PERFORMANCE OVERVIEW(2) 9/30/05 - 10/31/06
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                              LEHMAN BROTHERS U.S.
                                              TARGET RETIREMENT 2020 FUND     AGGREGATE BOND INDEX            S&P 500 INDEX
                                              ---------------------------     --------------------            -------------
9/30/05                                                   9450                        10000                       10000
10/05                                                     9252                         9921                        9833
11/05                                                     9469                         9965                       10205
12/05                                                     9585                        10059                       10208
1/06                                                      9857                        10060                       10479
2/06                                                      9819                        10093                       10507
3/06                                                      9904                         9994                       10638
4/06                                                     10031                         9976                       10780
5/06                                                      9778                         9966                       10471
6/06                                                      9755                         9987                       10484
7/06                                                      9707                        10122                       10549
8/06                                                      9882                        10277                       10800
9/06                                                      9986                        10367                       11078
10/06                                                    10210                        10436                       11439

    --- TARGET RETIREMENT 2020     -- LEHMAN BROTHERS U.S. AGGREGATE  --- S&P 500 INDEX
        FUND                           BOND INDEX                         $10,000 starting value
        $9,450  starting value         $10,000 starting value             $11,439 ending value
        $10,210 ending value           $10,436 ending value

LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Index and Commercial Mortgage-Backed Securities Index.

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares.


Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

AVERAGE ANNUAL TOTAL RETURNS(1) (as of 10/31/06)

                            INCEPTION              SINCE
                              DATE      1 YEAR   INCEPTION
---------------------------------------------------------------
Target Retirement 2020 A#   9/30/2005   10.37%     7.40%
---------------------------------------------------------------
Target Retirement 2020 A##  9/30/2005    4.30%     1.94%
---------------------------------------------------------------
Target Retirement 2020 B#   9/30/2005    9.56%     6.57%
---------------------------------------------------------------
Target Retirement 2020 B##  9/30/2005    4.56%     2.90%
---------------------------------------------------------------
Target Retirement 2020 C#   9/30/2005    9.58%     6.59%
---------------------------------------------------------------
Target Retirement 2020 C##  9/30/2005    8.58%     6.59%
---------------------------------------------------------------
Target Retirement 2020 Y#   9/30/2005   10.70%     7.69%
---------------------------------------------------------------

 # Without sales charge
## With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
(2) Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

PORTFOLIO MANAGERS

WILLIAM DAVISON, CFA
Senior Vice President

CHRISTOPHER HANLON, CFA
Senior Vice President

HUGH WHELAN, CFA
Executive Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford Target Retirement 2020 Fund (Class A) gained 10.37%, before sales charges, for the year ended October 31, 2006, versus the returns of 12.89% return for the Lipper Mixed-Asset Target 2020 Funds peer group, 5.19% for the Lehman Brothers U.S. Aggregate Bond Index and 16.33% for the S&P 500 Index.

WHY DID THE FUND PERFORM THIS WAY?

The Fund's fiscal year, which ended October 31, 2006, began in a period of rising interest rates. Historically high energy and commodity prices, a boom in the housing market, and a strengthening economy led to concerns about rising inflation. To keep inflation in check, the Federal Reserve (the Fed) continued its cycle of monetary tightening (i.e. raising interest rates) that began in the summer of 2004. By June of 2006, the Fed had raised its Federal Funds Target Rate (Fed Funds Rate) 17 consecutive times, leaving the Fed Funds Rate at 5.25%. In response to the Fed's tightening, short- and intermediate-term bond yields rose through the first half of 2006. Thus, as interest rates rose, the principal value of these short- and intermediate-term bonds declined in response. In contrast, long-term bond yields did not rise as substantially due to overseas demand and expectations that the Fed could keep inflation low over the long run. The result was a yield curve that remained flat or even inverted (i.e. bonds with longer term maturities having a lower interest rate than bonds with shorter maturities) through most of the fiscal year. However, by August of 2006, the Fed became concerned that economic growth was slowing, in part due to the retreating housing market. As such, the Fed found itself in a conundrum as to whether it should continue raising interest rates to restrain inflation, or to pause in the tightening cycle to assess prospects for further economic growth. Since changes in the rate of inflation often lag changes in economic conditions, the Fed left rates unchanged at its two most recent meetings while it waited for more data before taking action. Sensing that the Fed would continue easing monetary policy, the bond and equity markets rallied in the last months of the fiscal year.

While stocks, and in particular foreign and small cap stocks, performed strongly for the year, fixed income securities provided more modest gains. For the full 12 month period, value oriented stocks outpaced growth stocks. However, growth stocks did return to favor in the last few months of the fiscal year. Aided in part by

--------------------------------------------------------------------------------

favorable currency movements and strengthening foreign economies, the international and emerging market equity indices outperformed the major domestic indices for the year. Fortunately, the bond rally over the last few months offset the negative impact of rising interest rates earlier in the year, allowing the major bond sectors to finish with positive returns for the period. During much of the year, fixed income investors were unable to achieve higher levels of yield by going out longer on the yield curve (i.e. purchasing bonds with a longer maturity date). Thus, many bond investors shifted to lower quality and foreign issues as they sought greater yield. During the period, the traditionally "riskier" high yield and emerging markets bonds were among the strongest performers for the year.

Based upon the Fund's design, the Fund's fixed income component typically is less sensitive to changes in interest rates than the Lehman benchmark. Additionally, the Fund's fixed income component was more defensive than normal this year, since the underlying fund managers generally assumed the bond markets were underestimating the potential for higher inflation. As interest rates declined during most of the fiscal year, the Fund's fixed income component delivered positive performance. However, the Fund's defensive stance did not allow it to participate fully in the bond rally that occurred late in the period, resulting in a substantial cost to relative performance. The Fund did, however, benefit from the out-of-index exposure to "spread" sectors and higher yielding securities. With the Dow Jones Industrial reaching its all-time high late in the period, the Fund also generated positive gains from its allocation to equities. The Fund is constructed such that it has exposure to the various styles of equities, including international, mid-cap and small cap stocks. This diversification is expected to enhance the long-term return and risk characteristics of the Fund. This added diversification benefited the Fund through most of the year. However, since domestic, large cap stocks dominated the stock rally late in the fiscal year, the Fund's exposure to foreign and smaller capitalization equities partially offset some of their earlier contributions. Overall the Fund's allocations were a positive factor. However, stock selection at the individual fund level and within the underlying funds appeared to detract from performance, in part due to the timing of cash flows that detracted from return.

WHAT IS THE OUTLOOK?


The recent rally in fixed-rate bonds has resulted in bond prices that reflect an environment of economic weakness that is not consistent with our view of the economy. Declines in interest rates and gasoline prices, coupled with a decent employment picture and gains in the stock market, should be supportive of continued consumer spending. While housing remains a wild card for the U.S. economy, our view is that the Federal Reserve is still concerned with inflation and that policy decisions will favor price stability as long as economic growth does not decline dramatically. In the coming months we will be closely watching the economy to determine the impact of a slower housing market on the U.S. consumer and what implications that has for the economy going forward.

COMPOSITION BY UNDERLYING FUND
as of October 31, 2006

                                                      PERCENTAGE OF
FUND NAME                                              NET ASSETS
-------------------------------------------------------------------
Hartford Capital Appreciation Fund, Class Y                14.5%
-------------------------------------------------------------------
Hartford Disciplined Equity Fund, Class Y                   7.5
-------------------------------------------------------------------
Hartford Equity Income Fund, Class Y                        1.8
-------------------------------------------------------------------
Hartford Floating Rate Fund, Class Y                        4.8
-------------------------------------------------------------------
Hartford Global Leaders Fund, Class Y                       4.9
-------------------------------------------------------------------
Hartford Growth Fund, Class Y                               1.5
-------------------------------------------------------------------
Hartford Growth Opportunities Fund, Class Y                 1.6
-------------------------------------------------------------------
Hartford High Yield Fund, Class Y                           1.0
-------------------------------------------------------------------
Hartford Income Fund, Class Y                               9.2
-------------------------------------------------------------------
Hartford Inflation Plus Fund, Class Y                       4.2
-------------------------------------------------------------------
Hartford International Capital Appreciation Fund,
  Class Y                                                   0.4
-------------------------------------------------------------------
Hartford International Opportunities Fund, Class Y          1.5
-------------------------------------------------------------------
Hartford International Small Company Fund, Class Y          3.8
-------------------------------------------------------------------
Hartford MidCap Value Fund, Class Y                         0.3
-------------------------------------------------------------------
Hartford Select MidCap Growth Fund, Class Y                 0.4
-------------------------------------------------------------------
Hartford Select MidCap Value Fund, Class Y                  1.0
-------------------------------------------------------------------
Hartford Select SmallCap Value Fund, Class Y                0.6
-------------------------------------------------------------------
Hartford Select SmallCap Growth Fund, Class Y               0.1
-------------------------------------------------------------------
Hartford Short Duration Fund, Class Y                       9.9
-------------------------------------------------------------------
Hartford Small Company Fund, Class Y                        2.9
-------------------------------------------------------------------
Hartford SmallCap Growth Fund, Class Y                      2.9
-------------------------------------------------------------------
Hartford Total Return Bond Fund, Class Y                    6.3
-------------------------------------------------------------------
Hartford Value Fund, Class Y                               13.6
-------------------------------------------------------------------
Hartford Value Opportunities Fund, Class Y                  4.0
-------------------------------------------------------------------
Other Assets & Liabilities                                  1.3
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

The Hartford Target Retirement 2030 Fund
(subadvised by Hartford Investment Management Company)

INVESTMENT OBJECTIVE -- SEEKS TO MAXIMIZE TOTAL RETURN AND SECONDARILY, TO SEEK CAPITAL PRESERVATION.


PERFORMANCE OVERVIEW(2) 9/30/05 - 10/31/06
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                                                          LEHMAN BROTHERS U.S.
                                              TARGET RETIREMENT 2030 FUND         S&P 500 INDEX           AGGREGATE BOND INDEX
                                              ---------------------------         -------------           --------------------
9/30/05                                                   9450                        10000                       10000
10/05                                                     9214                         9833                        9921
11/05                                                     9507                        10205                        9965
12/05                                                     9551                        10208                       10059
1/06                                                      9832                        10479                       10060
2/06                                                      9778                        10507                       10093
3/06                                                      9886                        10638                        9994
4/06                                                      9995                        10780                        9976
5/06                                                      9692                        10471                        9966
6/06                                                      9670                        10484                        9987
7/06                                                      9595                        10549                       10122
8/06                                                      9768                        10800                       10277
9/06                                                      9876                        11078                       10367
10/06                                                    10136                        11439                       10436

    --- TARGET RETIREMENT 2030     -- LEHMAN BROTHERS U.S. AGGREGATE  --- S&P 500 INDEX
        FUND                           BOND INDEX                         $10,000 starting value
        $9,450 starting value          $10,000 starting value             $11,439 ending value
        $10,136 ending value           $10,436  ending value

LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Index and Commercial Mortgage-Backed Securities Index.

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares.


Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

AVERAGE ANNUAL TOTAL RETURNS(1) (as of 10/31/06)

                            INCEPTION                 SINCE
                              DATE       1 YEAR     INCEPTION
------------------------------------------------------------------
Target Retirement 2030 A#   9/30/2005    10.00%       6.67%
------------------------------------------------------------------
Target Retirement 2030 A##  9/30/2005     3.95%       1.25%
------------------------------------------------------------------
Target Retirement 2030 B#   9/30/2005     9.22%       5.86%
------------------------------------------------------------------
Target Retirement 2030 B##  9/30/2005     4.22%       2.42%
------------------------------------------------------------------
Target Retirement 2030 C#   9/30/2005     9.35%       5.98%
------------------------------------------------------------------
Target Retirement 2030 C##  9/30/2005     8.35%       5.98%
------------------------------------------------------------------
Target Retirement 2030 Y#   9/30/2005    10.40%       7.02%
------------------------------------------------------------------

 # Without sales charge
## With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
(2) Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

PORTFOLIO MANAGERS

WILLIAM DAVISON, CFA
Senior Vice President

CHRISTOPHER HANLON, CFA
Senior Vice President

HUGH WHELAN, CFA
Executive Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

In this environment, The Hartford Target Retirement 2030 Fund (Class A) gained 10.00%, before sales charges, for the year ended October 31, 2006, versus the returns of 14.94% return of the Lipper Mixed-Asset Target 2030 Funds peer group, 5.19% for the Lehman Brothers U.S. Aggregate Bond Index and 16.33% for the S&P 500 Index.

WHY DID THE FUND PERFORM THIS WAY?

The Fund's fiscal year, which ended October 31, 2006, began in a period of rising interest rates. Historically high energy and commodity prices, a boom in the housing market, and a strengthening economy led to concerns about rising inflation. To keep inflation in check, the Federal Reserve (the Fed) continued its cycle of monetary tightening (i.e. raising interest rates) that began in the summer of 2004. By June of 2006, the Fed had raised its Federal Funds Target Rate (Fed Funds Rate) 17 consecutive times, leaving the Fed Funds Rate at 5.25%. In response to the Fed's tightening, short- and intermediate-term bond yields rose through the first half of 2006. Thus, as interest rates rose, the principal value of these short- and intermediate-term bonds declined in response. In contrast, long-term bond yields did not rise as substantially due to overseas demand and expectations that the Fed could keep inflation low over the long run. The result was a yield curve that remained flat or even inverted (i.e. bonds with longer term maturities having a lower interest rate than bonds with shorter maturities) through most of the fiscal year. However, by August of 2006, the Fed became concerned that economic growth was slowing, in part due to the retreating housing market. As such, the Fed found itself in a conundrum as to whether it should continue raising interest rates to restrain inflation, or to pause in the tightening cycle to assess prospects for further economic growth. Since changes in the rate of inflation often lag changes in economic conditions, the Fed left rates unchanged at its two most recent meetings while it waited for more data before taking action. Sensing that the Fed would continue easing monetary policy, the bond and equity markets rallied in the last months of the fiscal year.

While stocks, and in particular foreign and small cap stocks, performed strongly for the year, fixed income securities provided more modest gains. For the full 12 month period, value oriented stocks outpaced growth stocks. However, growth stocks did return to favor in the last few months of the fiscal year. Aided in part by

--------------------------------------------------------------------------------

favorable currency movements and strengthening foreign economies, the international and emerging market equity indices outperformed the major domestic indices for the year. Fortunately, the bond rally over the last few months offset the negative impact of rising interest rates earlier in the year, allowing the major bond sectors to finish with positive returns for the period. During much of the year, fixed income investors were unable to achieve higher levels of yield by going out longer on the yield curve (i.e. purchasing bonds with a longer maturity date). Thus, many bond investors shifted to lower quality and foreign issues as they sought greater yield. During the period, the traditionally "riskier" high yield and emerging markets bonds were among the strongest performers for the year.

Based upon the Fund's design, the Fund's fixed income component typically is less sensitive to changes in interest rates than the Lehman benchmark. Additionally, the Fund's fixed income component was more defensive than normal this year, since the underlying fund managers generally assumed the bond markets were underestimating the potential for higher inflation. As interest rates declined during most of the fiscal year, the Fund's fixed income component delivered positive performance. However, the Fund's defensive stance did not allow it to participate fully in the bond rally that occurred late in the period, resulting in a substantial cost to relative performance. The Fund did, however, benefit from the out-of-index exposure to "spread" sectors and higher yielding securities. With the Dow Jones Industrial reaching its all-time high late in the period, the Fund also generated positive gains from its allocation to equities. The Fund is constructed such that it has exposure to the various styles of equities, including international, mid-cap and small cap stocks. This diversification is expected to enhance the long-term return and risk characteristics of the Fund. This added diversification benefited the Fund through most of the year. However, since domestic, large cap stocks dominated the stock rally late in the fiscal year, the Fund's exposure to foreign and smaller capitalization equities partially offset some of their earlier contributions. Overall the Fund's allocations were a positive factor. However, stock selection at the individual fund level and within the underlying funds appeared to detract from performance, in part due to the timing of cash flows that detracted from return.

WHAT IS THE OUTLOOK?

The recent rally in fixed-rate bonds has resulted in bond prices that reflect an environment of economic weakness that is not consistent with our view of the economy. Declines in interest rates and gasoline prices, coupled with a decent employment picture and gains in the stock market, should be supportive of continued consumer spending. While housing remains a wild card for the U.S. economy, our view is that the Federal Reserve is still concerned with inflation and that policy decisions will favor price stability as long as economic growth does not decline dramatically. In the coming months we will be closely watching the economy to determine the impact of a slower housing market on the U.S. consumer and what implications that has for the economy going forward.

COMPOSITION BY UNDERLYING FUND
as of October 31, 2006

                                                      PERCENTAGE OF
FUND NAME                                              NET ASSETS
-------------------------------------------------------------------
Hartford Capital Appreciation Fund, Class Y                15.8%
-------------------------------------------------------------------
Hartford Disciplined Equity Fund, Class Y                  11.6
-------------------------------------------------------------------
Hartford Equity Income Fund, Class Y                        2.5
-------------------------------------------------------------------
Hartford Global Leaders Fund, Class Y                       8.5
-------------------------------------------------------------------
Hartford Growth Fund, Class Y                               0.5
-------------------------------------------------------------------
Hartford Growth Opportunities Fund, Class Y                 3.2
-------------------------------------------------------------------
Hartford Income Fund, Class Y                               1.2
-------------------------------------------------------------------
Hartford Inflation Plus Fund, Class Y                       4.9
-------------------------------------------------------------------
Hartford International Capital Appreciation Fund,
  Class Y                                                   0.4
-------------------------------------------------------------------
Hartford International Opportunities Fund, Class Y          0.2
-------------------------------------------------------------------
Hartford International Small Company Fund, Class Y          3.5
-------------------------------------------------------------------
Hartford MidCap Value Fund, Class Y                         0.3
-------------------------------------------------------------------
Hartford Select MidCap Growth Fund, Class Y                 0.5
-------------------------------------------------------------------
Hartford Select MidCap Value Fund, Class Y                  0.7
-------------------------------------------------------------------
Hartford Select SmallCap Growth Fund, Class Y               2.2
-------------------------------------------------------------------
Hartford Short Duration Fund, Class Y                       6.9
-------------------------------------------------------------------
Hartford Small Company Fund, Class Y                        8.0
-------------------------------------------------------------------
Hartford SmallCap Growth Fund, Class Y                      3.6
-------------------------------------------------------------------
Hartford Total Return Bond Fund, Class Y                    8.4
-------------------------------------------------------------------
Hartford Value Fund, Class Y                                9.8
-------------------------------------------------------------------
Hartford Value Opportunities Fund, Class Y                  5.3
-------------------------------------------------------------------
Other Assets & Liabilities                                  2.0
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

The Hartford Tax-Free California Fund
(subadvised by Hartford Investment Management Company)

INVESTMENT OBJECTIVE -- SEEKS TO PROVIDE CURRENT INCOME EXEMPT FROM BOTH FEDERAL AND CALIFORNIA INCOME TAX.

PERFORMANCE OVERVIEW(2) 10/31/02 - 10/31/06
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                                             LEHMAN BROTHERS CALIFORNIA MUNICIPAL
                                                              TAX-FREE CALIFORNIA FUND                    BOND INDEX
                                                              ------------------------       ------------------------------------
10/31/02                                                                9550                                 10000
                                                                        9477                                  9985
                                                                        9718                                 10166
                                                                        9619                                 10116
                                                                        9813                                 10269
                                                                        9805                                 10274
                                                                        9863                                 10339
                                                                       10115                                 10587
                                                                       10000                                 10506
                                                                        9437                                 10111
                                                                        9540                                 10193
                                                                        9868                                 10486
10/03                                                                   9842                                 10448
                                                                        9990                                 10575
                                                                       10087                                 10660
                                                                       10141                                 10725
                                                                       10335                                 10903
                                                                       10318                                 10878
                                                                       10017                                 10608
                                                                        9969                                 10568
                                                                       10023                                 10636
                                                                       10189                                 10777
                                                                       10479                                 11013
                                                                       10542                                 11072
10/04                                                                  10644                                 11186
                                                                       10550                                 11104
                                                                       10706                                 11247
                                                                       10831                                 11375
                                                                       10790                                 11340
                                                                       10727                                 11264
                                                                       10924                                 11449
                                                                       11009                                 11532
                                                                       11097                                 11617
                                                                       11047                                 11574
                                                                       11167                                 11701
                                                                       11097                                 11631
10/05                                                                  11036                                 11556
                                                                       11090                                 11614
                                                                       11189                                 11714
                                                                       11202                                 11749
                                                                       11288                                 11837
                                                                       11213                                 11758
                                                                       11213                                 11740
                                                                       11269                                 11800
                                                                       11227                                 11758
                                                                       11374                                 11909
                                                                       11532                                 12089
                                                                       11612                                 12167
10/06                                                                  11713                                 12253

    --- TAX-FREE CALIFORNIA FUND              --- LEHMAN BROTHERS CALIFORNIA MUNICIPAL
        $9,550  starting value                    BOND INDEX
        $11,713 ending value                      $10,000 starting value
                                                  $12,253 ending value

LEHMAN BROTHERS CALIFORNIA MUNICIPAL BOND INDEX is an unmanaged index of municipal bonds issued by the State of California with maturities greater than two years.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

PORTFOLIO MANAGER

Charles Grande
Senior Vice President

AVERAGE ANNUAL TOTAL RETURNS(1) (as of 10/31/06)

                INCEPTION               SINCE
                   DATE      1 YEAR   INCEPTION
----------------------------------------------------
California A#   10/31/2002   6.13%      5.23%
----------------------------------------------------
California A##  10/31/2002   1.36%      4.03%
----------------------------------------------------
California B#   10/31/2002   5.34%      4.45%
----------------------------------------------------
California B##  10/31/2002   0.34%      3.78%
----------------------------------------------------
California C#   10/31/2002   5.33%      4.49%
----------------------------------------------------
California C##  10/31/2002   4.33%      4.49%
----------------------------------------------------

 # Without sales charge
## With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
(2) Growth of a $10,000 investment in Classes B and C shares will vary from results seen above due to differences in the expenses charged to these share classes.

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford Tax-Free California Fund (Class A) gained 6.13%, before sales charges, for the year ended October 31, 2006, outpacing its benchmark, the Lehman Brothers California Municipal Bond Index, which returned 6.03%. The Fund also outperformed the 5.51% average return of the Lipper California Municipal Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

In general, it was a good year (fiscal year ending 10/31/06) for the bond market despite the early bias towards higher rates (lower prices) due to continued economic growth and the Federal Reserve Bank's tightening campaign. Early in the year many commodities reached historical highs and the price of oil approached record levels. To keep inflation in check, the Federal Reserve Bank (the Fed) continued its cycle of monetary tightening that began in the summer of 2004. By June of 2006, the Fed had raised its Federal Funds Target Rate 17 consecutive times, leaving the rate at 5.25%. In response to the increases in the Federal Funds Target Rate, short- and intermediate-term bond yields rose through the first half of 2006. Thus, as interest rates rose, the value of bonds declined. Due to technical factors (limited supply versus greater demand), long-term bond yields did not rise as significantly as shorter maturity debt. The market now finds itself with an inverted yield curve (short interest rates are higher than long interest rates). The tax-exempt yield curve performed similarly to the taxable curve, but for one significant factor -- the municipal yield curve remains steep and has not inverted. The net result is a tax-exempt yield curve that flattened during most of the fiscal year. By August of 2006, the Fed, believing it now had inflation under control, turned its focus on concerns that economic growth was slowing. This new focus was supported by a belief that strong housing market growth was now retreating. The Fed found itself in a conundrum as to whether it should continue raising interest rates to restrain inflation, or pause the tightening cycle to assess prospects for the economy. Since changes in the rate of inflation often lag changes in economic conditions, the Fed has held rates steady at its two most recent meetings. Sensing that the Fed was now on hold for increasing rates, and in fact may have to lower rates to spur the economy along, the bond markets rallied in the final months of the fiscal year and investors sent yields lower (prices higher).

The Fund demonstrated good performance both relative to its benchmark and within its peer group. Away from actions taken by the Fed, one of the primary drivers of market performance was the technical imbalance (demand greater than supply). The demand

--------------------------------------------------------------------------------

for municipal securities remained strong throughout the year versus a decline in municipal issuance. By fiscal year end, municipal issuance was down 12% compared to the prior year. The lack of issuance was even more acute in the State of California where we estimate a decline of almost 20% for the year. Robust demand has been exhibited by traditional buyers (insurance companies, mutual funds) awash in cash from strong earnings and positive mutual fund cash flows. Non-traditional investors (arbitrage/hedge funds) continued to demonstrate good demand as these buyers took advantage of "carry trades" in the municipal market. (A carry trade is when an investor makes a spread (or profit) based on the steepness of the curve by borrowing at the short-term rate (lower cost of funds) and purchasing longer maturity bonds and receiving the higher rate. The difference between the long and short end rates is the "carry." Of course, the investor will only execute this trade when there is positive carry (i.e. steep curve)). Although municipal bonds historically have lagged the performance of the taxable fixed income bonds when interest rates have fallen, this was not the case in 2006. The municipal bond market tracked the positive performance of the taxable market for most of the year.

The primary drivers of the Fund's performance have been duration extension and curve positioning through increased exposure to the longer maturity bonds (25+ years), exposure to higher yielding bonds and the tightening of credit spreads. However, exposure to short maturity bonds hurt performance as the long end of the municipal curve experienced greater positive performance. Fund duration increased to almost 7 years, up from 6.91 in 2005. Extending duration as interest rates fell late in the fiscal year contributed positively to performance. Because this strategy increases the Fund's sensitivity to movements in interest rates, it could hurt future performance should interest rates reverse and begin to increase. Curve positioning also contributed positively to Fund performance. One of our basic themes has been to take advantage of a lack of substantial issuance of long maturity debt. The Fund's exposure to long maturity municipal debt benefited both incremental yield and total return performance. Mutual fund demand for maximum yield long maturity debt has been especially strong throughout the year. At times, the Fund's exposure to variable rate daily and weekly resetting coupon securities has been a drag on performance. A reduction in exposure to these securities would have reduced the negative effect of holding these securities.

The Fund's exposure to triple-B and double-B rated securities also contributed positively to performance. During the year, the Fund increased its exposure to double-B rated securities to 16% from 13%. Throughout the year, as interest rates declined, there has been increased demand for higher yielding debt. Since the beginning of the fiscal year, high yield issuance has been limited and the performance of this particular sector has been especially strong. However in contrast, holding insured bonds in the Fund has been a drag on performance. While we prefer holding uninsured, non-investment grade bonds for the incremental yield, this strategy may be a drag on future performance should a "flight to quality" ensue. Current positive economic conditions at both the state and local levels have allowed credit fundamentals for lower quality credits to improve. Significant exposures to the "Education" and "Special Tax" sectors particularly benefited the Fund's performance. Strong demand for the services and products these sectors represent and the positive demographic trends have resulted in good credit performance and positive total return. We recognize the risk of a weakening housing market and have increased our credit selectivity when making new purchases to bonds with exposure to housing construction (Special Tax Bonds). (A special tax bond is a bond secured by special assessment taxes levied on certain real estate). The Fund's exposure to "Tobacco Bonds" also contributed to performance as the tobacco sector continues to provide good total return. We favor these bonds due to the reduced headline risk caused by legal challenges to the tobacco industry as well as for the incremental yield provided by these bonds. Earlier in the year, the Fund's exposure to the Commonwealth of Puerto Rico had been a drag on performance as credit spreads widened due to a deteriorating fiscal position and a limited closure of some of the Commonwealth's governmental services. We opted to reduce the Fund's exposure to this credit, until a long-term solution to the Commonwealth's financial crisis is crafted. We remain cautious on high yield credits due to a slowing economy and tighter credit spreads. Although the tighter credit spreads helped performance to existing exposure, we believe we are not fairly compensated for the risk of purchasing new exposure. Thus, we favor trading up in credit quality for more reasonably priced bonds.

WHAT IS THE OUTLOOK?

At year end, technical conditions have changed slightly with a temporary surge in the supply of municipal bonds. For the foreseeable future, we expect demand to remain robust and to outweigh supply. Specifically, the demand from non-traditional buyers should remain strong given the opportunities the municipal market offers these buyers with a municipal curve that remains steeper than most other taxable curves. Non-traditional buyers play an important role in our assessment of the future performance by the municipal market. Until non-traditional buyers find a better alternative, their presence and demand for municipal bonds will assist municipal market out performance. We still prefer going out longer on the municipal curve for incremental yield. The conclusion of the recent election cycle and resulting Congress leave expectations for limited reductions in future taxes. If anything, we expect future federal tax increases, which will contribute to the municipal markets' out performance because of the attractiveness of the federal, state and local tax exemption provided by municipal investments. Additional federal policy shifts in health care funding could hold negative consequences for the entire health care sector. California government appears to be in a stable position due to the re-election of many of the same governmental officials. Current credit conditions for both state and local governments appear stable as we believe we have not reached the end of this favorable credit cycle despite concerns of a slowing economy. However, our outlook for high yield credit remains more cautious, especially for Special Tax bonds. These non-rated bonds provide good incremental yield, but also represent exposure to the general housing slowdown and California's housing market that is notorious for

--------------------------------------------------------------------------------

"boom/bust" cycles. Going forward, we will remain very selective in our purchases of lower quality debt, especially given that the currently tight credit spreads do not compensate investors for the additional risk. When possible, we will trade up in credit quality to protect against credit-related underperformance when spreads eventually widen again.

DISTRIBUTION BY CREDIT QUALITY
as of October 31, 2006

                                                   PERCENTAGE OF
RATING                                           LONG-TERM HOLDINGS
-------------------------------------------------------------------
AAA                                                     26.0%
-------------------------------------------------------------------
AA                                                      10.9
-------------------------------------------------------------------
A                                                       19.9
-------------------------------------------------------------------
BBB                                                     21.9
-------------------------------------------------------------------
BB                                                       0.9
-------------------------------------------------------------------
NR                                                      20.4
-------------------------------------------------------------------
TOTAL                                                  100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
as of October 31, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
General Obligations                                        10.2%
-------------------------------------------------------------------
Health Care/Services                                        5.2
-------------------------------------------------------------------
Higher Education (Univ., Dorms, etc.)                      17.6
-------------------------------------------------------------------
Housing (HFA's, etc.)                                       2.8
-------------------------------------------------------------------
Land Development                                            6.4
-------------------------------------------------------------------
Miscellaneous                                              30.8
-------------------------------------------------------------------
Pollution Control                                           0.8
-------------------------------------------------------------------
Public Facilities                                           7.5
-------------------------------------------------------------------
Transportation                                              0.6
-------------------------------------------------------------------
Utilities -- Combined                                       0.9
-------------------------------------------------------------------
Utilities -- Gas                                            1.1
-------------------------------------------------------------------
Utilities -- Water and Sewer                                9.6
-------------------------------------------------------------------
Waste Disposal                                              1.3
-------------------------------------------------------------------
Short-Term Investments                                      4.6
-------------------------------------------------------------------
Other Assets & Liabilities                                  0.6
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

The Hartford Tax-Free Minnesota Fund
(subadvised by Hartford Investment Management Company)

INVESTMENT OBJECTIVE -- SEEKS TO PROVIDE CURRENT INCOME EXEMPT FROM BOTH FEDERAL INCOME TAX AND MINNESOTA STATE PERSONAL INCOME TAX.


PERFORMANCE OVERVIEW(1,3) 10/31/96 - 10/31/06
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                                                  LEHMAN BROTHERS MUNICIPAL BOND
                                                                  TAX-FREE MINNESOTA FUND                     INDEX
                                                                  -----------------------         ------------------------------
10/31/96                                                                    9550                              10000
                                                                            9684                              10183
                                                                            9652                              10140
                                                                            9655                              10159
                                                                            9734                              10253
                                                                            9606                              10116
                                                                            9685                              10201
                                                                            9813                              10354
                                                                            9912                              10464
                                                                           10145                              10754
                                                                           10034                              10653
                                                                           10144                              10780
10/97                                                                      10206                              10849
                                                                           10259                              10913
                                                                           10401                              11072
                                                                           10492                              11186
                                                                           10475                              11190
                                                                           10478                              11200
                                                                           10422                              11149
                                                                           10584                              11326
                                                                           10618                              11370
                                                                           10641                              11399
                                                                           10846                              11575
                                                                           10981                              11719
10/98                                                                      10933                              11719
                                                                           10977                              11760
                                                                           11000                              11790
                                                                           11106                              11930
                                                                           11054                              11878
                                                                           11045                              11894
                                                                           11077                              11924
                                                                           10991                              11855
                                                                           10851                              11684
                                                                           10882                              11727
                                                                           10806                              11633
                                                                           10794                              11638
10/99                                                                      10673                              11511
                                                                           10771                              11634
                                                                           10717                              11547
                                                                           10662                              11497
                                                                           10795                              11630
                                                                           10974                              11885
                                                                           10909                              11814
                                                                           10844                              11753
                                                                           11083                              12064
                                                                           11222                              12232
                                                                           11384                              12421
                                                                           11319                              12356
10/00                                                                      11448                              12491
                                                                           11532                              12585
                                                                           11846                              12896
                                                                           11919                              13024
                                                                           11969                              13066
                                                                           12052                              13183
                                                                           11889                              13040
                                                                           12031                              13180
                                                                           12099                              13268
                                                                           12277                              13465
                                                                           12458                              13687
                                                                           12403                              13641
10/01                                                                      12569                              13803
                                                                           12411                              13687
                                                                           12284                              13558
                                                                           12459                              13793
                                                                           12523                              13959
                                                                           12311                              13685
                                                                           12539                              13953
                                                                           12599                              14038
                                                                           12744                              14186
                                                                           12890                              14368
                                                                           13025                              14541
                                                                           13297                              14860
10/02                                                                      13028                              14613
                                                                           12936                              14553
                                                                           13240                              14860
                                                                           13178                              14822
                                                                           13379                              15029
                                                                           13368                              15038
                                                                           13422                              15138
                                                                           13780                              15492
                                                                           13705                              15426
                                                                           13156                              14886
                                                                           13238                              14997
                                                                           13681                              15438
10/03                                                                      13580                              15361
                                                                           13740                              15521
                                                                           13874                              15649
                                                                           13931                              15739
                                                                           14146                              15976
                                                                           14124                              15920
                                                                           13781                              15543
                                                                           13745                              15487
                                                                           13776                              15543
                                                                           13956                              15747
                                                                           14244                              16063
                                                                           14331                              16148
10/04                                                                      14444                              16287
                                                                           14308                              16153
                                                                           14492                              16350
                                                                           14607                              16503
                                                                           14552                              16448
                                                                           14456                              16345
                                                                           14667                              16602
                                                                           14769                              16720
                                                                           14833                              16823
                                                                           14755                              16747
                                                                           14918                              16916
                                                                           14795                              16802
10/05                                                                      14684                              16700
                                                                           14755                              16780
                                                                           14861                              16925
                                                                           14896                              16971
                                                                           14989                              17085
                                                                           14892                              16967
                                                                           14882                              16961
                                                                           14960                              17036
                                                                           14907                              16972
                                                                           15063                              17174
                                                                           15278                              17429
                                                                           15388                              17550
10/06                                                                      15471                              17660

    --- TAX-FREE MINNESOTA FUND               --- LEHMAN BROTHERS MUNICIPAL BOND INDEX
        $9,550 starting value                     $10,000 starting value
        $15,471 ending value                      $17,660 ending value

LEHMAN BROTHERS MUNICIPAL BOND INDEX is an unmanaged index of municipal bonds with maturities greater than two years.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

PORTFOLIO MANAGER

CHARLES GRANDE
Senior Vice President

AVERAGE ANNUAL TOTAL RETURNS(1,2) (as of 10/31/06)

               INCEPTION      1        5      10       SINCE
                  DATE       YEAR    YEAR    YEAR    INCEPTION
-------------------------------------------------------------------
Minnesota A#     6/2/1986    5.35%   4.24%   4.94%     5.88%
-------------------------------------------------------------------
Minnesota A##    6/2/1986    0.61%   3.28%   4.46%     5.64%
-------------------------------------------------------------------
Minnesota B#   11/14/1994    4.65%   3.58%    NA*      NA*
-------------------------------------------------------------------
Minnesota B##  11/14/1994   -0.35%   3.23%    NA*      NA*
-------------------------------------------------------------------
Minnesota C#   11/14/1994    4.65%   3.57%   4.09%     4.84%
-------------------------------------------------------------------
Minnesota C##  11/14/1994    3.65%   3.57%   4.09%     4.84%
-------------------------------------------------------------------
Minnesota E#     6/2/1986    5.32%   4.53%   5.08%     5.95%
-------------------------------------------------------------------
Minnesota E##    6/2/1986    0.58%   3.57%   4.60%     5.71%
-------------------------------------------------------------------
Minnesota H#   11/14/1994    4.63%   3.64%    NA*      NA*
-------------------------------------------------------------------
Minnesota H##  11/14/1994    0.63%   3.29%    NA*      NA*
-------------------------------------------------------------------
Minnesota L#   11/14/1994    5.38%   4.38%   4.88%     5.62%
-------------------------------------------------------------------
Minnesota L##  11/14/1994    0.64%   3.42%   4.40%     5.22%
-------------------------------------------------------------------
Minnesota M#   11/14/1994    4.63%   3.66%    NA*      NA*
-------------------------------------------------------------------
Minnesota M##  11/14/1994    0.63%   3.31%    NA*      NA*
-------------------------------------------------------------------
Minnesota N#   11/14/1994    4.63%   3.62%   4.12%     4.86%
-------------------------------------------------------------------
Minnesota N##  11/14/1994    3.63%   3.62%   4.12%     4.86%
-------------------------------------------------------------------
Minnesota Y#    2/19/2002    5.44%    NA      NA       4.90%
-------------------------------------------------------------------

 # Without sales charge
 ## With sales charge
NA Not Applicable
 * 10 year and inception returns are not applicable for Classes
   B, H and M because after 8 years Class B converts to Class A and Classes H and M convert to Class L.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Classes A, B and C were offered beginning on February 19, 2002. Performance prior to that date is that of the fund's Classes E, M and N shares, respectively, which have lower operating expenses. Performance prior to February 19, 2002 would have been lower if Classes A, B and C shares expenses were applied during that period.
(2) The initial investment in Classes A, E and L shares reflects the maximum sales charge and Classes B, C, H, M and N reflect CDSC.
(3) Growth of a $10,000 investment in Classes B, C, E, H, L, M, N and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford Tax-Free Minnesota Fund (Class A) gained 5.35%, before sales charges, for the year ended October 31, 2006, underperformed its benchmark, the Lehman Brothers Municipal Bond Index, which returned 5.75%. The Fund outperformed the 4.96% average return of the Lipper Minnesota Municipal Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

In general, it was a good year (fiscal year ending 10/31/06) for the bond market despite the early bias towards higher rates (lower prices) due to continued economic growth and the Federal Reserve Bank's (the Fed) tightening campaign (i.e. raising interest rates). Early in the year many commodities reached historical highs and the price of oil approached record levels. To keep inflation in check, the Fed continued its cycle of monetary tightening that began in the summer of 2004. By June of 2006, the Fed had raised its Federal Funds Target Rate 17 consecutive times, leaving the rate at 5.25%. In response to the increases in the Federal Funds Target Rate, short- and intermediate-term bond yields rose through the first half of 2006. Thus, as interest rates rose, the value of bonds declined. Due to technical factors (limited supply versus greater demand), long-term bond yields did not rise as significantly as shorter maturity debt. The market now finds itself with an inverted yield curve (short interest rates are higher than long interest rates). The tax-exempt yield curve performed similarly to the taxable curve, but for one significant factor -- the municipal yield curve remains steep and has not inverted. The net result is a tax-exempt yield curve that flattened during most of the fiscal year. By August of 2006, the Fed believing it now had inflation under control, turned its focus on concerns that economic growth was slowing. This new focus was supported by a belief that strong housing market growth was now retreating. The Fed found itself in a conundrum as to whether it should continue raising interest rates to restrain inflation, or pause the tightening cycle to assess prospects for the economy. Since changes in the rate of inflation often lag changes in economic conditions, the Fed has held rates steady at its two most recent meetings. Sensing that the Fed was now on hold for increasing rates, and in fact may have to lower rates to spur the economy along, the bond markets rallied in

--------------------------------------------------------------------------------

the final months of the fiscal year and investors sent yields lower (prices higher).

The Fund demonstrated good performance both relative to its benchmark and within its peer group. Away from actions taken by the Fed, one of the primary drivers of market performance was the technical imbalance (demand greater than supply). The demand for municipal securities remained strong throughout the year versus a decline in municipal issuance. By fiscal year end, municipal issuance was down 12% compared to the prior year. The lack of issuance was even more acute in the State of Minnesota where we estimate a decline of 33% for the year. Robust demand has been exhibited by traditional buyers (insurance companies, mutual funds) awash in cash from strong earnings and positive mutual fund cash flows. Non-traditional investors (arbitrage/hedge funds) continued to demonstrate good demand as these buyers took advantage of "carry trades" in the municipal market. (A carry trade is when an investor makes a spread (or profit) based on the steepness of the curve by borrowing at the short-term rate (lower cost of funds) and purchasing longer maturity bonds and receiving the higher rate. The difference between the long and short end rates is the "carry." Of course, investor will only execute this trade when there is positive carry (i.e. steep curve). Although municipal bonds historically have lagged the performance of the taxable fixed income bonds when interest rates have fallen, this was not the case in 2006. The municipal bond market tracked the positive performance of the taxable market for most of the year.

The primary drivers of the Fund's performance have been duration extension and curve positioning through increased exposure to the longer maturity bonds (25+ years), exposure to higher yielding bonds (triple-B and double-B rated) and the tightening of credit spreads, and the active reduction of the Fund's exposure to shorter maturity bonds. As interest rates fell, we actively sold the Fund's exposure to short maturity bonds in favor of buying longer maturity bonds. However, we would have preferred extending out further on the interest rate curve, but the lack of supply in the State has made this strategy difficult and thus hindered performance. This will remain a challenge for us as we continue to execute this strategy. Nonetheless, the Fund's duration still increased from
6.45 years in 2005 to 6.53 years in 2006. Extending duration as interest rates fell late in the fiscal year contributed positively to performance. Because this strategy increases the Fund's sensitivity to movements in interest rates, it could hurt future performance should interest rates reverse and begin to increase. Curve positioning also contributed to the Fund's performance although being out longer on the curve would have enhanced performance. One of our basic themes has been to take advantage of a lack of substantial issuance of long maturity debt. The Fund's exposure to the long maturity municipal debt benefited incremental yield and total return performance. Demand for maximum yield long maturity debt has been especially strong throughout the year. At times, the Fund's exposure to variable rate daily and weekly resetting coupon securities has been a drag on performance. A more rapid reduction in exposure to these securities would have reduced the negative effect of holding these securities.

The Fund's exposure to triple-B and double-B rated securities also contributed positively to performance. During the year, the Fund increased its exposure to double-B rated securities to 9% from 4%. Holding more double-B rated bonds would have further enhanced performance. Throughout the year, as interest rates declined, there has been increased demand for higher yielding debt. Since the beginning of the fiscal year, high yield issuance has been limited and the performance of this particular sector has been especially strong. However, in contrast holding insured bonds in the Fund has been a drag on performance. While we prefer holding uninsured, non-investment grade bonds for the incremental yield, this strategy may be a drag on future performance should a "flight to quality" ensue. Current positive economic conditions at both the state and local levels have allowed credit fundamentals for lower quality credits to improve. Significant exposures to the "Education" and "Health Care" sectors particularly benefited the Fund's performance. Strong demand for education and health care related services and products coupled with positive demographic trends have resulted in good credit performance and positive total return. Specifically, we increased the Fund's exposure to Health Care Bonds to 19% (from 7%) by selectively purchasing bonds that not only provide incremental yield, but also stand to benefit from an aging population and the long-term demographic profiles in certain markets of the State. In 2006, we decided to sell our position in Puerto Rico "Tobacco" bonds for concerns regarding the Commonwealth's ability to meet certain provisions of its settlement agreement with the tobacco industry. No exposure to tobacco bonds hurt performance, since this sector continues to be a positive performer. The State has not securitized its tobacco settlement payments and we remain negative on Puerto Rico tobacco bonds. We remain cautious on high yield credits due to a slowing economy and tighter credit spreads. Although the tighter credit spreads helped performance to existing exposure, we believe we are not fairly compensated for the risk of purchasing new exposure. We favor trading up in credit quality for more reasonably priced bonds.

WHAT IS THE OUTLOOK?

At year end, technical conditions have changed slightly with a temporary surge in the supply of municipal bonds. For the foreseeable future, we expect demand to remain robust and to outweigh supply. Specifically, the demand from non-traditional buyers should remain strong given the opportunities the municipal market offers these buyers with a municipal curve that remains steeper than most other taxable curves. Non-traditional buyers play an important role in our assessment of the future performance by the municipal market. Until non-traditional buyers find a better alternative, their presence and demand for municipal bonds will assist municipal market out performance. We still prefer going out longer on the municipal curve for incremental yield. The conclusion of the recent election cycle and resulting Congress leave expectations for limited reductions in future taxes. If anything, we expect future federal tax increases, which will contribute to the

--------------------------------------------------------------------------------

municipal markets' out performance because of the attractiveness of the federal, state and local tax exemption provided by municipal investments. Additional federal policy shifts in health care funding could hold negative consequences for the entire health care sector. Minnesota government appears to be in a stable period due to the re-election of many of the same governmental officials. Current credit conditions appear stable as we believe we have not reached the end of this favorable credit cycle despite concerns of a slowing economy. The State's financial position remains sound and local governments have built sizeable rainy day funds to offset any downturn in tax revenue. Our outlook for high yield credit remains more cautious. The slowing of the housing market could negatively impact a number of credits in the municipal high yield arena. We are especially cautious on lower quality credits with any link to housing construction, such as Special Tax bonds (3% exposure). Going forward, we will remain very selective in our purchases of lower quality debt, especially given that the currently tight credit spreads do not compensate investors for the additional risk. When possible, we will trade up in credit quality to protect against credit-related underperformance when spreads eventually widen again.

DISTRIBUTION BY CREDIT QUALITY
as of October 31, 2006

                                                   PERCENTAGE OF
RATING                                           LONG-TERM HOLDINGS
-------------------------------------------------------------------
AAA                                                     27.9%
-------------------------------------------------------------------
AA                                                      15.7
-------------------------------------------------------------------
A                                                       23.6
-------------------------------------------------------------------
BBB                                                     20.3
-------------------------------------------------------------------
BB                                                       2.1
-------------------------------------------------------------------
NR                                                      10.4
-------------------------------------------------------------------
TOTAL                                                  100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
as of October 31, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Airport Revenues                                            4.5%
-------------------------------------------------------------------
General Obligations                                        15.7
-------------------------------------------------------------------
Health Care/Services                                       20.1
-------------------------------------------------------------------
Higher Education (Univ., Dorms, etc.)                       9.8
-------------------------------------------------------------------
Housing (HFA's, etc.)                                      10.7
-------------------------------------------------------------------
Miscellaneous                                              15.0
-------------------------------------------------------------------
Pollution Control                                           1.5
-------------------------------------------------------------------
Public Facilities                                           3.5
-------------------------------------------------------------------
Transportation                                              5.3
-------------------------------------------------------------------
Utilities -- Combined                                       0.9
-------------------------------------------------------------------
Utilities -- Electric                                       4.5
-------------------------------------------------------------------
Utilities -- Water and Sewer                                4.8
-------------------------------------------------------------------
Short-Term Investments                                      2.3
-------------------------------------------------------------------
Other Assets & Liabilities                                  1.4
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

The Hartford Tax-Free National Fund
(subadvised by Hartford Investment Management Company)

INVESTMENT OBJECTIVE -- SEEKS TO PROVIDE CURRENT INCOME EXEMPT FROM FEDERAL INCOME TAX.



PERFORMANCE OVERVIEW(1,3) 10/31/96 - 10/31/06
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                                                  LEHMAN BROTHERS MUNICIPAL BOND
                                                                   TAX-FREE NATIONAL FUND                     INDEX
                                                                   ----------------------         ------------------------------
10/31/96                                                                    9550                              10000
                                                                            9723                              10183
                                                                            9666                              10140
                                                                            9663                              10159
                                                                            9739                              10253
                                                                            9601                              10116
                                                                            9679                              10201
                                                                            9820                              10354
                                                                            9925                              10464
                                                                           10249                              10754
                                                                           10089                              10653
                                                                           10222                              10780
10/97                                                                      10282                              10849
                                                                           10333                              10913
                                                                           10510                              11072
                                                                           10617                              11186
                                                                           10592                              11190
                                                                           10577                              11200
                                                                           10485                              11149
                                                                           10686                              11326
                                                                           10706                              11370
                                                                           10717                              11399
                                                                           10900                              11575
                                                                           11037                              11719
10/98                                                                      10999                              11719
                                                                           11029                              11760
                                                                           11059                              11790
                                                                           11169                              11930
                                                                           11101                              11878
                                                                           11082                              11894
                                                                           11123                              11924
                                                                           11023                              11855
                                                                           10832                              11684
                                                                           10864                              11727
                                                                           10763                              11633
                                                                           10754                              11638
10/99                                                                      10601                              11511
                                                                           10726                              11634
                                                                           10654                              11547
                                                                           10593                              11497
                                                                           10741                              11630
                                                                           10952                              11885
                                                                           10882                              11814
                                                                           10811                              11753
                                                                           11080                              12064
                                                                           11223                              12232
                                                                           11398                              12421
                                                                           11327                              12356
10/00                                                                      11450                              12491
                                                                           11530                              12585
                                                                           11892                              12896
                                                                           11973                              13024
                                                                           11999                              13066
                                                                           12099                              13183
                                                                           11881                              13040
                                                                           12014                              13180
                                                                           12100                              13268
                                                                           12291                              13465
                                                                           12553                              13687
                                                                           12480                              13641
10/01                                                                      12649                              13803
                                                                           12483                              13687
                                                                           12308                              13558
                                                                           12532                              13793
                                                                           12651                              13959
                                                                           12374                              13685
                                                                           12641                              13953
                                                                           12749                              14038
                                                                           12889                              14186
                                                                           13064                              14368
                                                                           13228                              14541
                                                                           13545                              14860
10/02                                                                      13265                              14613
                                                                           13147                              14553
                                                                           13502                              14860
                                                                           13409                              14822
                                                                           13641                              15029
                                                                           13622                              15038
                                                                           13739                              15138
                                                                           14124                              15492
                                                                           14019                              15426
                                                                           13373                              14886
                                                                           13505                              14997
                                                                           13910                              15438
10/03                                                                      13819                              15361
                                                                           13985                              15521
                                                                           14133                              15649
                                                                           14231                              15739
                                                                           14457                              15976
                                                                           14427                              15920
                                                                           14064                              15543
                                                                           14009                              15487
                                                                           14057                              15543
                                                                           14261                              15747
                                                                           14572                              16063
                                                                           14660                              16148
10/04                                                                      14800                              16287
                                                                           14676                              16153
                                                                           14872                              16350
                                                                           15028                              16503
                                                                           14968                              16448
                                                                           14857                              16345
                                                                           15120                              16602
                                                                           15252                              16720
                                                                           15353                              16823
                                                                           15292                              16747
                                                                           15463                              16916
                                                                           15347                              16802
10/05                                                                      15259                              16700
                                                                           15358                              16780
                                                                           15492                              16925
                                                                           15531                              16971
                                                                           15640                              17085
                                                                           15553                              16967
                                                                           15549                              16961
                                                                           15629                              17036
                                                                           15597                              16972
                                                                           15779                              17174
                                                                           16033                              17429
                                                                           16172                              17550
10/06                                                                      16298                              17660

    --- TAX-FREE NATIONAL FUND                 --- LEHMAN BROTHERS MUNICIPAL BOND INDEX
        $9,550  starting value                     $10,000 starting value
        $16,298 ending value                       $17,660 ending value

LEHMAN BROTHERS MUNICIPAL BOND INDEX is an unmanaged index of municipal bonds with maturities greater than two years.


You cannot invest directly in an index.


The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.


Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

PORTFOLIO MANAGER

CHARLES GRANDE
Senior Vice President

AVERAGE ANNUAL TOTAL RETURNS(1,2) (as of 10/31/06)

              INCEPTION      1        5      10       SINCE
                 DATE       YEAR    YEAR    YEAR    INCEPTION
------------------------------------------------------------------
National A#     6/2/1986    6.82%   5.20%   5.49%     6.45%
------------------------------------------------------------------
National A##    6/2/1986    2.01%   4.24%   5.00%     6.21%
------------------------------------------------------------------
National B#   11/14/1994    5.97%   4.36%    NA*      NA*
------------------------------------------------------------------
National B##  11/14/1994    0.97%   4.02%    NA*      NA*
------------------------------------------------------------------
National C#   11/14/1994    5.95%   4.44%   4.57%     5.43%
------------------------------------------------------------------
National C##  11/14/1994    4.95%   4.44%   4.57%     5.43%
------------------------------------------------------------------
National E#     6/2/1986    6.94%   5.37%   5.57%     6.49%
------------------------------------------------------------------
National E##    6/2/1986    2.12%   4.40%   5.09%     6.25%
------------------------------------------------------------------
National H#   11/14/1994    6.03%   4.43%    NA*      NA*
------------------------------------------------------------------
National H##  11/14/1994    2.03%   4.09%    NA*      NA*
------------------------------------------------------------------
National L#   11/14/1994    6.77%   5.17%   5.35%     6.22%
------------------------------------------------------------------
National L##  11/14/1994    1.97%   4.20%   4.86%     5.81%
------------------------------------------------------------------
National M#   11/14/1994    6.04%   4.43%    NA*      NA*
------------------------------------------------------------------
National M##  11/14/1994    2.04%   4.09%    NA*      NA*
------------------------------------------------------------------
National N#   11/14/1994    5.95%   4.42%   4.56%     5.42%
------------------------------------------------------------------
National N##  11/14/1994    4.95%   4.42%   4.56%     5.42%
------------------------------------------------------------------
National Y#    2/19/2002    6.91%    NA      NA       5.86%
------------------------------------------------------------------

 # Without sales charge
 ## With sales charge
NA Not Applicable
  * 10 year and inception returns are not applicable for Classes
    B, H and M because after 8 years Class B converts to Class A and Classes H and M convert to Class L.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Classes A, B and C were offered beginning on February 19, 2002. Performance prior to that date is that of the fund's Classes E, M and N shares, respectively, which have lower operating expenses. Performance prior to February 19, 2002 would have been lower if Classes A, B and C shares expenses were applied during that period.
(2) The initial investment in Classes A, E and L shares reflects the maximum sales charge and Classes B, C, H, M and N reflect CDSC.
(3) Growth of a $10,000 investment in Classes B, C, E, H, L, M, N and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford Tax-Free National Fund (Class A) gained 6.82%, before sales charges, for the year period ended October 31, 2006, outpacing its benchmark, the Lehman Municipal Bond (National) Index, which returned 5.75%. The Fund also outperformed the 5.41% average return of the Lipper General Municipal Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

In general, it was a good year (fiscal year ending 10/31/06) for the bond market, despite the early bias towards higher rates (lower prices) due to continued economic growth and the Federal Reserve Bank's tightening campaign. Early in the year many commodities reached historical highs and the price of oil approached record levels. To keep inflation in check, the Federal Reserve Bank (the Fed) continued its cycle of monetary tightening that began in the summer of 2004. By June of 2006, the Fed had raised its Federal Funds Target Rate 17 consecutive times, leaving the rate at 5.25%. In response to the increases in the Federal Funds Target Rate, short- and intermediate-term bond yields rose through the first half of 2006. Thus, as interest rates rose, the value of bonds declined. Due to technical factors (limited supply versus greater demand), long-term bond yields did not rise as significantly as shorter maturity debt. The market now finds itself with an inverted yield curve (short interest rates are higher than long interest rates). The tax-exempt yield curve performed similarly to the taxable curve, but for one significant factor -- the municipal yield curve remains steep and has not inverted. The net result is a tax-exempt yield curve that flattened during most of the fiscal year. By August of 2006, the Fed believing it now had inflation under control, turned its focus on concerns that economic growth was slowing. This new focus was supported by a belief that strong housing market growth was now retreating. The Fed found itself in a conundrum, whether it should continue raising interest rates to restrain inflation, or pause the tightening cycle to assess prospects for the economy. Since changes in the rate of inflation often lag changes in economic conditions, the Fed has held rates

--------------------------------------------------------------------------------

steady at its two most recent meetings. Sensing that the Fed was now on hold for increasing rates, and in fact may have to lower rates to spur the economy along, the bond markets rallied in the final months of the fiscal year and investors sent yields lower (prices higher).

The Fund demonstrated good performance both relative to its benchmark and within its peer group. Away from actions taken by the Federal Reserve Bank, one of the primary drivers of market performance was the technical imbalance (demand greater than supply). The demand for municipal securities remained strong throughout the year versus a decline in municipal issuance. By fiscal year end, municipal issuance was down 12% compared to the prior year. Robust demand has been exhibited by traditional buyers (insurance companies, mutual funds) awash in cash from strong earnings and positive mutual fund cash flows. Non-traditional investors (arbitrage/hedge funds) continued to demonstrate good demand as these buyers took advantage of "carry trades" in the municipal market. (A carry trade is when an investor makes a spread (or profit) based on the steepness of the curve by borrowing at the short-term rate (lower cost of funds) and purchasing longer maturity bonds and receiving the higher rate. The difference between the long and short end rates is the "carry." Of course, investor will only execute this trade when there is positive carry (i.e. steep curve). Although municipal bonds historically have lagged the performance of the taxable fixed income bonds when interest rates have fallen, this was not the case in 2006. The municipal bond market tracked the positive performance of the taxable market for most of the year.

The primary drivers of the Fund's performance have been duration extension and curve positioning through increased exposure to the longer maturity bonds (25+ years), exposure to higher yielding bonds (triple-B and double-B rated) and the tightening of credit spreads, and the active reduction of the Fund's exposure to shorter maturity bonds. As interest rates fell, we actively sold the Fund's exposure to short maturity securities in favor of buying longer maturity bonds. The Fund's duration increased from 6.84 years in 2005 to 7.22 years in 2006. Extending duration as interest rates fell late in the fiscal year contributed positively to performance. Because this strategy increases the Fund's sensitivity to movements in interest rates, it could hurt future performance should interest rates reverse and begin to increase. Curve positioning also contributed positively to the Fund's performance. One of our basic themes has been to take advantage of a lack of substantial issuance of long maturity debt. The Fund's exposure to the long maturity municipal debt benefited incremental yield and total return performance. Mutual fund demand for maximum yield long maturity debt has been especially strong throughout the year. At times, the Fund's exposure to variable rate daily and weekly resetting coupon securities has been a drag on performance. A more rapid reduction in exposure to these securities would have reduced the negative effect of holding these securities.

The Fund's exposure to triple-B and double-B rated securities also contributed positively to performance. During the year, the Fund increased its combined exposure to these lower rated securities to 53% from 46%. Throughout the year, as interest rates declined, there has been increased demand for higher yielding debt. Since the beginning of the fiscal year, high yield issuance has been limited and the performance of this particular sector has been especially strong. However in contrast, the Fund's position in insured bonds has been a drag on performance. While we prefer holding uninsured, non-investment grade bonds for the incremental yield, this strategy may be a drag on future performance should a "flight to quality" ensue. Current positive economic conditions at both the state and local levels have allowed credit fundamentals for lower quality credits to improve. Significant exposures to the "Education," "Health Care," and "Special Tax" sectors particularly benefited the Fund's performance. Strong demand for the services and products these sectors represent and positive demographic trends have resulted in good credit performance and positive total return. We recognize the risk of a weakening housing market and have increased our credit selectivity when making new purchases to bonds with exposure to housing construction (Special Tax Bonds). (A special tax bond is a bond secured by special assessment taxes levied on certain real estate). In 2006, we also increased our exposure to "Tobacco Bonds" from 6% to 8%. Tobacco bonds continue to be strong performers. We favor these bonds due to the reduced headline risk caused by legal challenges to the tobacco industry as well as for the incremental yield provided by these bonds. Earlier in the year, the Fund's exposure to the Commonwealth of Puerto Rico had been a drag on the Fund's performance as credit spreads widened due to a deteriorating fiscal position and a limited closure of some of the Commonwealth's governmental services. We opted to reduce the Fund's exposure to this credit, until a long-term solution to the Commonwealth's financial crisis is crafted. We remain cautious on high yield credits due to a slowing economy and tighter credit spreads. Although the tighter credit spreads helped performance to existing exposure, we believe we are not fairly compensated for the risk of purchasing new exposure. We favor trading up in credit quality for more reasonably priced bonds.

WHAT IS THE OUTLOOK?

At year end, technical conditions have changed slightly with a temporary surge in the supply of municipal bonds. For the foreseeable future, we expect demand to remain robust and to outweigh supply. Specifically, the demand from non-traditional buyers should remain strong given the opportunities the municipal market offers these buyers with a municipal curve that remains steeper than most other taxable curves. Non-traditional buyers play an important role in our assessment of the future performance by the municipal market. Until non-traditional buyers find a better alternative, their presence and demand for municipal bonds will assist municipal market out performance. We still prefer going out longer on the municipal curve for incremental yield. The conclusion of the recent election cycle and resulting Congress leave expectations for limited reductions in future taxes. If anything, we expect future federal tax increases, which will contribute to the municipal markets' out performance because of the attractiveness of the federal, state and local tax exemption provided by municipal investments. Additional federal policy shifts in health care funding

--------------------------------------------------------------------------------

could hold negative consequences for the entire health care sector. Current credit conditions appear stable as we believe we have not reached the end of this favorable credit cycle despite concerns of a slowing economy. Most state and local governments have built sizeable rainy day funds to offset any downturn in tax revenue. Our outlook for high yield credit remains more cautious. The slowing of the housing market could negatively impact a number of credits in the municipal high yield arena. We are especially cautious on lower quality credits with any link to housing construction, such as Special Tax Bonds. Going forward, we will remain very selective in our purchases of lower quality bonds, especially given that the currently tight credit spreads do not compensate investors for the additional risk. When possible, we will trade up in credit quality to protect against credit-related underperformance when spreads eventually widen again.

DISTRIBUTION BY CREDIT QUALITY
as of October 31, 2006

                                                   PERCENTAGE OF
RATING                                           LONG-TERM HOLDINGS
-------------------------------------------------------------------
AAA                                                      7.9%
-------------------------------------------------------------------
AA                                                       6.9
-------------------------------------------------------------------
A                                                       16.9
-------------------------------------------------------------------
BBB                                                     39.1
-------------------------------------------------------------------
BB                                                       2.1
-------------------------------------------------------------------
NR                                                      27.1
-------------------------------------------------------------------
TOTAL                                                  100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
as of October 31, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Airport Revenues                                            0.8%
-------------------------------------------------------------------
General Obligations                                        16.1
-------------------------------------------------------------------
Health Care/Services                                       15.3
-------------------------------------------------------------------
Higher Education (Univ., Dorms, etc.)                      15.2
-------------------------------------------------------------------
Housing (HFA's, etc.)                                       8.1
-------------------------------------------------------------------
Industrial                                                  2.0
-------------------------------------------------------------------
Land Development                                            3.5
-------------------------------------------------------------------
Miscellaneous                                              15.6
-------------------------------------------------------------------
Pollution Control                                           2.6
-------------------------------------------------------------------
Public Facilities                                           7.8
-------------------------------------------------------------------
Transportation                                              3.1
-------------------------------------------------------------------
Utilities -- Electric                                       3.0
-------------------------------------------------------------------
Utilities -- Water and Sewer                                3.8
-------------------------------------------------------------------
Short-Term Investments                                      3.3
-------------------------------------------------------------------
Other Assets & Liabilities                                 -0.2
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DISTRIBUTION BY STATE
as of October 31, 2006

                                                      PERCENTAGE OF
STATE                                                  NET ASSETS
-------------------------------------------------------------------
Alabama                                                     1.7%
-------------------------------------------------------------------
Alaska                                                      0.8
-------------------------------------------------------------------
Arizona                                                     4.4
-------------------------------------------------------------------
California                                                 14.4
-------------------------------------------------------------------
Colorado                                                    3.9
-------------------------------------------------------------------
Connecticut                                                 0.8
-------------------------------------------------------------------
Florida                                                     5.0
-------------------------------------------------------------------
Georgia                                                     4.0
-------------------------------------------------------------------
Idaho                                                       0.8
-------------------------------------------------------------------
Illinois                                                    5.6
-------------------------------------------------------------------
Iowa                                                        0.8
-------------------------------------------------------------------
Kansas                                                      2.6
-------------------------------------------------------------------
Kentucky                                                    0.1
-------------------------------------------------------------------
Louisiana                                                   0.4
-------------------------------------------------------------------
Maryland                                                    0.9
-------------------------------------------------------------------
Massachusetts                                               0.8
-------------------------------------------------------------------
Michigan                                                    3.9
-------------------------------------------------------------------
Minnesota                                                   5.1
-------------------------------------------------------------------
Mississippi                                                 1.2
-------------------------------------------------------------------
Missouri                                                    0.4
-------------------------------------------------------------------
Nevada                                                      1.7
-------------------------------------------------------------------
New Hampshire                                               1.4
-------------------------------------------------------------------
New Jersey                                                  5.4
-------------------------------------------------------------------
New Mexico                                                  0.5
-------------------------------------------------------------------
New York                                                    6.1
-------------------------------------------------------------------
North Carolina                                              0.8
-------------------------------------------------------------------
North Dakota                                                0.4
-------------------------------------------------------------------
Ohio                                                        1.4
-------------------------------------------------------------------
Other U.S. Territories                                      1.5
-------------------------------------------------------------------
Pennsylvania                                                2.7
-------------------------------------------------------------------
Rhode Island                                                5.9
-------------------------------------------------------------------
South Carolina                                              1.4
-------------------------------------------------------------------
Tennessee                                                   2.0
-------------------------------------------------------------------
Texas                                                       2.8
-------------------------------------------------------------------
Vermont                                                     0.4
-------------------------------------------------------------------
Virginia                                                    3.2
-------------------------------------------------------------------
Washington                                                  0.5
-------------------------------------------------------------------
Wisconsin                                                   1.2
-------------------------------------------------------------------
Short-Term Investments                                      3.3
-------------------------------------------------------------------
Other Assets & Liabilities                                 -0.2
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

The Hartford Tax-Free New York Fund
(subadvised by Hartford Investment Management Company)

INVESTMENT OBJECTIVE -- SEEKS TO PROVIDE CURRENT INCOME EXEMPT FROM FEDERAL, NEW YORK STATE AND NEW YORK CITY INCOME TAX.


PERFORMANCE OVERVIEW(2) 10/31/02 - 10/31/06
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                                               LEHMAN BROTHERS NEW YORK MUNICIPAL
                                                                 TAX-FREE NEW YORK FUND                    BOND INDEX
                                                                 ----------------------        ----------------------------------
10/31/02                                                                  9550                                10000
                                                                          9473                                 9945
                                                                          9733                                10161
                                                                          9661                                10138
                                                                          9832                                10275
                                                                          9850                                10285
                                                                          9937                                10350
                                                                         10257                                10584
                                                                         10169                                10542
                                                                          9644                                10185
                                                                          9753                                10267
                                                                         10098                                10563
10/03                                                                    10031                                10515
                                                                         10171                                10622
                                                                         10320                                10698
                                                                         10385                                10758
                                                                         10577                                10915
                                                                         10538                                10874
                                                                         10225                                10627
                                                                         10165                                10588
                                                                         10197                                10621
                                                                         10351                                10761
                                                                         10589                                10970
                                                                         10672                                11029
10/04                                                                    10785                                11121
                                                                         10667                                11028
                                                                         10822                                11155
                                                                         10937                                11252
                                                                         10893                                11220
                                                                         10819                                11147
                                                                         10987                                11314
                                                                         11074                                11392
                                                                         11170                                11460
                                                                         11128                                11406
                                                                         11235                                11518
                                                                         11149                                11441
10/05                                                                    11073                                11377
                                                                         11117                                11424
                                                                         11216                                11525
                                                                         11240                                11554
                                                                         11340                                11637
                                                                         11258                                11559
                                                                         11250                                11554
                                                                         11297                                11605
                                                                         11256                                11560
                                                                         11393                                11696
                                                                         11574                                11861
                                                                         11677                                11942
10/06                                                                    11760                                12014

    --- TAX-FREE NEW YORK FUND                --- LEHMAN BROTHERS NEW YORK MUNICIPAL
        $9,550  starting value                    BOND INDEX
        $11,760 ending value                      $10,000 starting value
                                                  $12,014 ending value

LEHMAN BROTHERS NEW YORK MUNICIPAL BOND INDEX is an unmanaged index of municipal bonds issued by the State of New York with maturities greater than two years.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

AVERAGE ANNUAL TOTAL RETURNS(1) (as of 10/31/06)

              INCEPTION               SINCE
                 DATE      1 YEAR   INCEPTION
--------------------------------------------------
New York A#   10/31/2002    6.21%     5.34%
--------------------------------------------------
New York A##  10/31/2002    1.43%     4.13%
--------------------------------------------------
New York B#   10/31/2002    5.41%     4.57%
--------------------------------------------------
New York B##  10/31/2002    0.41%     3.91%
--------------------------------------------------
New York C#   10/31/2002    5.41%     4.57%
--------------------------------------------------
New York C##  10/31/2002    4.41%     4.57%
--------------------------------------------------

 # Without sales charge
## With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
(2) Growth of a $10,000 investment in Classes B and C shares will vary from results seen above due to differences in the expenses charged to these share classes.

PORTFOLIO MANAGER

CHARLES GRANDE
Senior Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford Tax-Free New York Fund (Class A) gained 6.21%, before sales charges, for the year ended October 31, 2006, outpacing its benchmark, the Lehman New York Exempt Bond Index, which returned 5.60%. The Fund also outperformed the 5.51% average return of the Lipper New York Municipal Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

In general, it was a good year (fiscal year ending 10/31/06) for the bond market, despite the early bias towards higher rates (lower prices) due to continued economic growth and the Federal Reserve Bank's tightening campaign. Early in the year many commodities reached historical highs and the price of oil approached record levels. To keep inflation in check, the Federal Reserve Bank continued its cycle of monetary tightening that began in the summer of 2004. By June of 2006, the Federal Reserve Bank had raised its Federal Funds Target Rate 17 consecutive times, leaving the rate at 5.25%. In response to the increases in the Federal Funds Target Rate, short- and intermediate-term bond yields rose through the first half of 2006. Thus, as interest rates rose, the value of bonds declined. Due to technical factors (limited supply versus greater demand), long-term bond yields did not rise as significantly as shorter maturity debt. The market now finds itself with an inverted yield curve (short interest rates are higher than long interest rates). The tax-exempt yield curve performed similarly to the taxable curve, but for one significant factor -- the municipal yield curve remains steep and has not inverted. The net result is a tax-exempt yield curve that flattened during most of the fiscal year. By August of 2006, the Federal Reserve Bank believing it now had inflation under control, turned its focus on concerns that economic growth was slowing. This new focus was supported by a belief that strong housing market growth was now retreating. The Federal Reserve Bank found itself in a conundrum as to whether it should continue raising interest rates to restrain inflation, or pause the tightening cycle to assess prospects for the economy. Since changes in the rate of inflation often lag changes in economic conditions, the Federal Reserve Bank has held rates steady at its two most recent meetings. Sensing that the Federal Reserve Bank was now on hold for increasing rates, and in fact may have to lower rates to spur the economy along, the bond markets rallied in the final months of the fiscal year and investors sent yields lower (prices higher).

The Fund demonstrated good performance both relative to its benchmark and within its peer group. Away from actions taken by the Federal Reserve Bank, one of the primary drivers of market

--------------------------------------------------------------------------------

performance was the technical imbalance (demand greater than supply). The demand for municipal securities remained strong throughout the year versus a decline in municipal issuance. By fiscal year end, municipal issuance was down 12% compared to the prior year. The lack of issuance was even more acute in the State of New York where we estimate a decline of 33% for the year. Robust demand has been exhibited by traditional buyers (insurance companies, mutual funds) awash in cash from strong earnings and positive mutual fund cash flows. Non-traditional investors (arbitrage/hedge funds) continued to demonstrate good demand as these buyers took advantage of "carry trades" in the municipal market. (A carry trade is when an investor makes a spread (or profit) based on the steepness of the curve by borrowing at the short-term rate (lower cost of funds) and purchasing longer maturity bonds and receiving the higher rate. The difference between the long and short end rates is the "carry." Of course, investor will only execute this trade when there is positive carry (i.e. steep curve). Although municipal bonds historically have lagged the performance of the taxable fixed income bonds when interest rates have fallen, this was not the case in 2006. The municipal bond market tracked the positive performance of the taxable market for most of the year.

The primary drivers of the Fund's performance have been duration extension and curve positioning through increased exposure to the longer maturity bonds (25+ years), exposure to higher yielding bonds (triple-B rated) and the tightening of credit spreads, and the active reduction of the Fund's exposure to shorter maturity bonds. As interest rates fell, we actively sold the Fund's exposure to short maturity bonds in favor of buying longer maturity bonds. The Fund's duration increased from 6.60 years in 2005 to 7.63 years in 2006. Extending duration as interest rates fell late in the fiscal year contributed positively to performance. Because this strategy increases the Fund's sensitivity to movements in interest rates, it could hurt future performance should interest rates reverse and begin to increase. Curve positioning also contributed positively to the Fund's performance. One of our basic themes has been to take advantage of a lack of substantial issuance of long maturity debt. The Fund's exposure to the long maturity municipal debt benefited incremental yield and total return performance. Demand for maximum yield long maturity debt has been especially strong throughout the year. At times, the Fund's exposure to variable rate daily and weekly resetting coupon securities has been a drag on performance. A more rapid reduction in exposure to these securities would have reduced the negative effect of holding these securities.

The Fund's exposure to triple-B rated securities also contributed positively to performance. During the year, the Fund increased its exposure to these lower rated securities to 33% from 26%. Throughout the year, as interest rates declined, there has been increased demand for higher yielding debt. Since the beginning of the fiscal year, high yield issuance has been limited and the performance of this particular sector has been especially strong. However in contrast, holding insured bonds in the Fund (21%) has been a drag on performance. Throughout the year, we have found it especially difficult to source non-investment grade paper in New York. The Fund's exposure to the double-B credits was limited to 5%. The lack of greater exposure to this rating category was a drag on performance as credit spreads tightened. However, the Fund will be properly positioned should a "flight to quality" ensue. Current positive economic conditions at both the state and local levels have allowed credit fundamentals for lower quality credits to improve. Significant exposures to the "Education" and "Health Care" sectors particularly benefited Fund performance. Our exposure to Health Care Bonds increased to 11% from 6%. Strong demand for health care related services and products coupled with positive demographic trends have resulted in good credit performance and positive total return. In 2006, we also increased our exposure to "Tobacco Bonds" to 13% from 10%. Tobacco bonds continue to be one of the Fund's best performers. We favor these bonds due to the reduced headline risk caused by legal challenges to the tobacco industry as well as for the incremental yield provided by these bonds. Earlier in the year, the Fund's exposure to the Commonwealth of Puerto Rico had been a drag on performance as credit spreads widened due to a deteriorating fiscal position and a limited closure of some of the Commonwealth's governmental services. We opted to reduce Fund exposure to this credit, until a long-term solution to the Commonwealth's financial crisis is crafted. We remain cautious on high yield credits due to a slowing economy and tighter credit spreads. Although the tighter credit spreads helped performance to existing exposure, we believe we are not fairly compensated for the risk of purchasing new exposure. We favor trading up in credit quality for more reasonably priced bonds.

WHAT IS THE OUTLOOK?

At year end, technical conditions have changed slightly with a temporary surge in the supply of municipal bonds. For the foreseeable future, we expect demand to remain robust and to outweigh supply. Specifically, the demand from non-traditional buyers should remain strong given the opportunities the municipal market offers these buyers with a municipal curve that remains steeper than most other taxable curves. Non-traditional buyers play an important role in our assessment of the future performance by the municipal market. Until non-traditional buyers find a better alternative, their presence and demand for municipal bonds will assist municipal market out performance. We still prefer going out longer on the municipal curve for incremental yield. The conclusion of the recent election cycle and resulting Congress leave expectations for limited reductions in future taxes. If anything, we expect future federal tax increases, which will contribute to the municipal markets' out performance because of the attractiveness of the federal, state and local tax exemption provided by municipal investments. Additional federal policy shifts in health care funding could hold negative consequences for the entire health care sector. This would hold especially true for an over-bedded health care market such as New York. Also, we will watch closely the recent changes in New York government and its likely impact on state and local credits.

Current credit conditions appear stable as we believe we have not reached the end of this favorable credit cycle despite concerns of a

--------------------------------------------------------------------------------

slowing economy. The State's current financial position remains positive with further increases in tax receipts and a projected surplus for the year that should help reduce future budget gaps. Our outlook for high yield credit remains more cautious. The slowing of the housing market could negatively impact a number of credits in the municipal high yield arena. We are especially cautious on lower quality credits with any link to housing construction, such as Special Tax bonds (4% exposure). Going forward, we will remain very selective in our purchases of lower quality bonds, especially given that the currently tight credit spreads do not compensate investors for the additional risk. When possible, we will trade up in credit quality to protect against credit-related underperformance when spreads eventually widen again.

DISTRIBUTION BY CREDIT QUALITY
as of October 31, 2006

                                                   PERCENTAGE OF
RATING                                           LONG-TERM HOLDINGS
-------------------------------------------------------------------
AAA                                                     19.4%
-------------------------------------------------------------------
AA                                                      18.4
-------------------------------------------------------------------
A                                                       28.3
-------------------------------------------------------------------
BBB                                                     28.1
-------------------------------------------------------------------
BB                                                       2.7
-------------------------------------------------------------------
NR                                                       3.1
-------------------------------------------------------------------
TOTAL                                                  100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
as of October 31, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Airport Revenues                                            2.4%
-------------------------------------------------------------------
General Obligations                                         7.9
-------------------------------------------------------------------
Health Care/Services                                        9.0
-------------------------------------------------------------------
Higher Education (Univ., Dorms, etc.)                      27.5
-------------------------------------------------------------------
Housing (HFA's, etc.)                                       3.5
-------------------------------------------------------------------
Industrial                                                  4.8
-------------------------------------------------------------------
Miscellaneous                                              17.6
-------------------------------------------------------------------
Pollution Control                                           4.0
-------------------------------------------------------------------
Public Facilities                                           7.5
-------------------------------------------------------------------
Transportation                                              6.4
-------------------------------------------------------------------
Utilities -- Electric                                       1.7
-------------------------------------------------------------------
Utilities -- Water and Sewer                                3.0
-------------------------------------------------------------------
Short-Term Investments                                      0.9
-------------------------------------------------------------------
Other Assets & Liabilities                                  3.8
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

The Hartford Total Return Bond Fund
(subadvised by Hartford Investment Management Company)

INVESTMENT OBJECTIVE -- SEEKS A COMPETITIVE TOTAL RETURN, WITH INCOME AS A SECONDARY OBJECTIVE.


PERFORMANCE OVERVIEW(3) 10/31/96 - 10/31/06
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                                              LEHMAN BROTHERS U.S. AGGREGATE BOND
                                                                TOTAL RETURN BOND FUND                       INDEX
                                                                ----------------------        -----------------------------------
10/31/96                                                                 9550                                10000
                                                                         9750                                10171
                                                                         9683                                10076
                                                                         9736                                10108
                                                                         9769                                10133
                                                                         9642                                10020
                                                                         9787                                10171
                                                                         9892                                10267
                                                                        10035                                10390
                                                                        10368                                10670
                                                                        10256                                10579
                                                                        10420                                10736
10/97                                                                   10511                                10892
                                                                        10582                                10942
                                                                        10728                                11052
                                                                        10874                                11194
                                                                        10867                                11185
                                                                        10913                                11223
                                                                        10951                                11281
                                                                        11060                                11388
                                                                        11141                                11485
                                                                        11141                                11509
                                                                        11213                                11697
                                                                        11515                                11971
10/98                                                                   11383                                11907
                                                                        11503                                11975
                                                                        11533                                12011
                                                                        11623                                12096
                                                                        11331                                11884
                                                                        11389                                11950
                                                                        11448                                11988
                                                                        11284                                11883
                                                                        11216                                11845
                                                                        11176                                11795
                                                                        11153                                11789
                                                                        11256                                11926
19/99                                                                   11281                                11970
                                                                        11286                                11969
                                                                        11220                                11911
                                                                        11192                                11872
                                                                        11326                                12015
                                                                        11476                                12174
                                                                        11458                                12139
                                                                        11451                                12133
                                                                        11711                                12385
                                                                        11788                                12498
                                                                        11923                                12679
                                                                        11991                                12759
10/00                                                                   12024                                12843
                                                                        12210                                13054
                                                                        12483                                13297
                                                                        12756                                13513
                                                                        12831                                13631
                                                                        12848                                13699
                                                                        12830                                13641
                                                                        12900                                13723
                                                                        12880                                13775
                                                                        13177                                14084
                                                                        13324                                14246
                                                                        13358                                14411
10/01                                                                   13582                                14712
                                                                        13508                                14509
                                                                        13447                                14417
                                                                        13499                                14533
                                                                        13551                                14674
                                                                        13340                                14431
                                                                        13597                                14711
                                                                        13740                                14836
                                                                        13718                                14963
                                                                        13748                                15144
                                                                        14011                                15400
                                                                        14142                                15650
10/02                                                                   14193                                15578
                                                                        14345                                15573
                                                                        14695                                15895
                                                                        14817                                15910
                                                                        15042                                16129
                                                                        15063                                16117
                                                                        15254                                16250
                                                                        15579                                16553
                                                                        15566                                16520
                                                                        15096                                15964
                                                                        15201                                16070
                                                                        15609                                16496
10/03                                                                   15494                                16342
                                                                        15550                                16381
                                                                        15745                                16548
                                                                        15868                                16681
                                                                        15989                                16862
                                                                        16079                                16988
                                                                        15689                                16546
                                                                        15632                                16480
                                                                        15695                                16573
                                                                        15805                                16737
                                                                        16079                                17056
                                                                        16155                                17103
10/04                                                                   16284                                17246
                                                                        16228                                17108
                                                                        16364                                17266
                                                                        16441                                17374
                                                                        16379                                17272
                                                                        16269                                17183
                                                                        16461                                17416
                                                                        16597                                17604
                                                                        16715                                17700
                                                                        16591                                17539
                                                                        16769                                17764
                                                                        16577                                17581
10/05                                                                   16446                                17442
                                                                        16512                                17519
                                                                        16646                                17685
                                                                        16655                                17686
                                                                        16690                                17745
                                                                        16532                                17571
                                                                        16516                                17539
                                                                        16472                                17520
                                                                        16484                                17557
                                                                        16671                                17795
                                                                        16919                                18067
                                                                        17040                                18226
10/06                                                                   17161                                18347

    --- TOTAL RETURN BOND FUND             --- LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX
        $9,550  starting value                 $10,000 starting value
        $17,161 ending value                   $18,347 ending value

LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

AVERAGE ANNUAL TOTAL RETURNS(1,2) (as of 10/31/06)

                  INCEPTION     1        5      10       SINCE
                    DATE       YEAR    YEAR    YEAR    INCEPTION
---------------------------------------------------------------------
Total Return A#   7/22/1996    4.35%   4.79%   6.03%     6.30%
---------------------------------------------------------------------
Total Return A##  7/22/1996   -0.35%   3.83%   5.55%     5.82%
---------------------------------------------------------------------
Total Return B#   7/22/1996    3.56%   4.04%    NA*      NA*
---------------------------------------------------------------------
Total Return B##  7/22/1996   -1.42%   3.71%    NA*      NA*
---------------------------------------------------------------------
Total Return C#   7/22/1996    3.63%   4.13%   5.32%     5.58%
---------------------------------------------------------------------
Total Return C##  7/22/1996    2.63%   4.13%   5.32%     5.58%
---------------------------------------------------------------------
Total Return I#   7/22/1996    4.50%   4.82%   6.05%     6.31%
---------------------------------------------------------------------
Total Return Y#   7/22/1996    4.89%   5.30%   6.52%     6.79%
---------------------------------------------------------------------

  # Without sales charge
 ## With sales charge
 NA Not Applicable
  * Inception returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Class C shares commenced operations on 7/31/98. Performance prior to 7/31/98 reflects Class B performance less Class C sales charges where applicable. Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance.
(2) The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
(3) Growth of a $10,000 investment in Classes B, C, I and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

PORTFOLIO MANAGER

NASRI TOUTOUNGI
Managing Director

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford Total Return Bond Fund (Class A) gained 4.35%, before sales charges, for the 12 month period ended October, 2006, trailing its benchmark, the Lehman Aggregate Bond Index, which returned 5.19%. The Fund also lagged the 4.62% return of the Lipper Intermediate Investment Grade Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

The Fund's fiscal year, which ended October 31, 2006, began with continued flattening of the U.S. Treasury yield curve. Historically high energy and commodity prices, a boom in the housing market, and a strengthening economy led to concerns about rising inflation. To keep inflation in check, the Federal Reserve (the Fed) continued its cycle of monetary tightening that began in the summer of 2004. By June of 2006, the Fed had raised its Federal Funds Target Rate (Fed Funds Rate) 17 consecutive times, leaving the Fed Funds rate at 5.25%. In response to the Fed's tightening, short- and intermediate-term bond yields rose through the first half of 2006. In contrast, long-term bond yields remained relatively stable due, in large part, to overseas demand and expectations that the Fed could keep inflation low over the long run. By the August 8th meeting of the Federal Open Market Committee (FOMC), the economic outlook at the Fed suggested a slowing in economic growth and a subsequent moderation in inflation pressures. The Fed Funds rate was left at 5.25%, unchanged for the first time since May 2004. Rates across the yield curve fell in the wake of the FOMC pause as the market began to price in an environment of slow economic growth and a series of Fed Funds rate cuts that would likely follow.

While stocks, and in particular foreign and small cap stocks, performed strongly for the year, fixed income securities provided more modest gains. Fortunately, the bond rally over the last few months offset the negative impact of rising interest rates earlier in the year, allowing the major bond sectors to finish with positive returns for the period. During much of the year, fixed income investors were unable to achieve higher levels of yield by going out longer on the yield curve. Thus, many investors added lower quality and foreign issues as they sought greater yield. During the period, the traditionally "riskier" high yield and emerging markets bonds were among the strongest performers for the year.

--------------------------------------------------------------------------------

A key driver of performance relative to the benchmark has been the Fund's defensive position against rising interest rates through most of the 12 month period. Although rising rates detracted from the Fund's return on an absolute basis, the Fund's shorter-than-benchmark duration added to performance on a relative basis. While the Fund was appropriately positioned for a flattening yield curve through most of the period, the timing of the curve positioning detracted slightly from performance. The Fund benefited from its exposure to the out-of-index U.S. High Yield Bond and U.S. Dollar Emerging Markets Debt sectors. These traditionally risky sectors were the strongest performing bond groups of the twelve month period. Since the Fund shifted away from Treasuries to invest in other sectors, the Fund's underweight to Treasuries was another contributor to relative performance. The Fund's allocation to the Non-Dollar sector and hedging positions were modest detractors from relative return. Security selection was particularly strong within the Investment Grade Corporate sectors, but was offset by underperformance in Mortgage-Backed Securities and U.S. Treasuries.

WHAT IS THE OUTLOOK?
The recent rally in bonds has priced in an environment of economic weakness that is not consistent with our view. Declines in interest rates and gasoline prices, coupled with a decent employment picture and gains in the stock market, should be supportive of continued spending. While housing remains a wild card for the U.S. economy, our view is that the Federal Reserve is still concerned with inflation and that policy decisions will favor price stability as long as economic growth does not decline dramatically. We continue to position the portfolio with a slight bias towards higher interest rates. With the Federal Reserve's rate hike campaign on hold and slower, but positive, growth ahead, the environment for spread sectors (those that offer yield premiums over Treasuries) is favorable. Strong earnings, a benign inflation and interest rate environment, and attractive yields all suggest the High Yield sector continues to offer value. We also believe that opportunities continue to exist in the Non-Dollar and Emerging Markets sectors. In the coming months we will be closely watching the economy to determine the impact of a slower housing market on the U.S. consumer and what implications that has for the economy going forward.

DISTRIBUTION BY CREDIT QUALITY
as of October 31, 2006

                                                      PERCENTAGE OF
                                                        LONG-TERM
RATING                                                  HOLDINGS
-------------------------------------------------------------------
AAA                                                        54.6%
-------------------------------------------------------------------
AA                                                          2.1
-------------------------------------------------------------------
A                                                          14.9
-------------------------------------------------------------------
BBB                                                        13.3
-------------------------------------------------------------------
BB                                                          9.2
-------------------------------------------------------------------
B                                                           5.4
-------------------------------------------------------------------
CCC                                                         0.3
-------------------------------------------------------------------
NR                                                          0.2
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
as of October 31, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             2.5%
-------------------------------------------------------------------
Capital Goods                                               0.8
-------------------------------------------------------------------
Consumer Cyclical                                           1.9
-------------------------------------------------------------------
Consumer Staples                                            1.0
-------------------------------------------------------------------
Energy                                                      2.1
-------------------------------------------------------------------
Finance                                                    27.3
-------------------------------------------------------------------
Foreign Governments                                         0.4
-------------------------------------------------------------------
General Obligations                                         0.1
-------------------------------------------------------------------
Health Care                                                 1.6
-------------------------------------------------------------------
Services                                                    3.8
-------------------------------------------------------------------
Technology                                                  5.2
-------------------------------------------------------------------
Transportation                                              0.7
-------------------------------------------------------------------
U.S. Government Agencies                                   26.8
-------------------------------------------------------------------
U.S. Government Securities                                 11.3
-------------------------------------------------------------------
Utilities                                                   2.9
-------------------------------------------------------------------
Short-Term Investments                                     30.2
-------------------------------------------------------------------
Other Assets & Liabilities                                -18.6
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

The Hartford U.S. Government Securities Fund
(subadvised by Hartford Investment Management Company)

INVESTMENT OBJECTIVE -- SEEKS TO PROVIDE CURRENT INCOME WHILE MAINTAINING PRESERVATION OF CAPITAL CONSISTENT WITH PRUDENT INVESTMENT RISK.


PERFORMANCE OVERVIEW(1,3) 10/31/96 - 10/31/06
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                              U.S. GOVERNMENT SECURITIES FUND    LEHMAN BROTHERS U.S. GOV'T INDEX
                                                              -------------------------------    --------------------------------
10/31/96                                                                    9550                              10000
                                                                            9706                              10174
                                                                            9619                              10070
                                                                            9649                              10081
                                                                            9668                              10095
                                                                            9558                               9988
                                                                            9697                              10132
                                                                            9782                              10220
                                                                            9889                              10335
                                                                           10140                              10628
                                                                           10057                              10523
                                                                           10208                              10681
10/97                                                                      10347                              10866
                                                                           10375                              10922
                                                                           10471                              11036
                                                                           10613                              11201
                                                                           10593                              11170
                                                                           10629                              11202
                                                                           10666                              11252
                                                                           10772                              11368
                                                                           10879                              11497
                                                                           10893                              11515
                                                                           11118                              11815
                                                                           11391                              12133
10/98                                                                      11287                              12092
                                                                           11337                              12096
                                                                           11363                              12123
                                                                           11411                              12193
                                                                           11182                              11903
                                                                           11243                              11950
                                                                           11267                              11977
                                                                           11159                              11872
                                                                           11111                              11848
                                                                           11063                              11831
                                                                           11039                              11831
                                                                           11177                              11927
10/99                                                                      11192                              11946
                                                                           11196                              11929
                                                                           11137                              11852
                                                                           11091                              11869
                                                                           11212                              12038
                                                                           11346                              12249
                                                                           11327                              12215
                                                                           11307                              12223
                                                                           11508                              12441
                                                                           11606                              12561
                                                                           11770                              12747
                                                                           11870                              12783
10/00                                                                      11958                              12906
                                                                           12167                              13159
                                                                           12417                              13422
                                                                           12561                              13557
                                                                           12692                              13711
                                                                           12756                              13759
                                                                           12681                              13619
                                                                           12730                              13664
                                                                           12747                              13726
                                                                           13034                              14056
                                                                           13171                              14231
                                                                           13403                              14478
10/01                                                                      13629                              14852
                                                                           13432                              14519
                                                                           13347                              14392
                                                                           13418                              14486
                                                                           13581                              14619
                                                                           13398                              14301
                                                                           13646                              14642
                                                                           13751                              14730
                                                                           13870                              14936
                                                                           14113                              15264
                                                                           14297                              15566
                                                                           14541                              15931
10/02                                                                      14492                              15803
                                                                           14411                              15667
                                                                           14792                              16047
                                                                           14709                              16007
                                                                           14937                              16265
                                                                           14899                              16218
                                                                           14988                              16294
                                                                           15285                              16716
                                                                           15145                              16629
                                                                           14487                              15942
                                                                           14539                              16031
                                                                           14955                              16497
10/03                                                                      14791                              16262
                                                                           14827                              16281
                                                                           14922                              16425
                                                                           15018                              16561
                                                                           15178                              16759
                                                                           15293                              16907
                                                                           14941                              16398
                                                                           14824                              16337
                                                                           14910                              16404
                                                                           15059                              16556
                                                                           15288                              16879
                                                                           15279                              16913
10/04                                                                      15395                              17048
                                                                           15270                              16845
                                                                           15403                              16996
                                                                           15468                              17103
                                                                           15376                              16982
                                                                           15351                              16925
                                                                           15553                              17197
                                                                           15678                              17396
                                                                           15739                              17494
                                                                           15583                              17283
                                                                           15785                              17538
                                                                           15640                              17330
10/05                                                                      15516                              17208
                                                                           15547                              17286
                                                                           15677                              17447
                                                                           15671                              17417
                                                                           15712                              17444
                                                                           15564                              17287
                                                                           15517                              17239
                                                                           15491                              17243
                                                                           15517                              17291
                                                                           15701                              17497
                                                                           15903                              17744
                                                                           16036                              17902
10/06                                                                      16101                              17996

    --- U.S. GOVERNMENT SECURITIES FUND        --- LEHMAN BROTHERS U.S. GOV'T INDEX
        $9,550  starting value                     $10,000 starting value
        $16,101 ending value                       $17,996 ending value


LEHMAN BROTHERS U.S. GOVERNMENT INDEX is an unmanaged index of government bonds with maturities of one year or more.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.


AVERAGE ANNUAL TOTAL RETURNS(1,2) (as of 10/31/06)

              INCEPTION      1        5        10        SINCE
                 DATE       YEAR     YEAR     YEAR     INCEPTION
--------------------------------------------------------------------
U.S. Gov A#    2/28/1973    3.77%   3.39%     5.36%      7.46%
--------------------------------------------------------------------
U.S. Gov A##   2/28/1973   -0.90%   2.44%     4.88%      7.31%
--------------------------------------------------------------------
U.S. Gov B#   11/14/1994    3.01%   2.60%     NA*        NA*
--------------------------------------------------------------------
U.S. Gov B##  11/14/1994   -1.99%   2.26%     NA*        NA*
--------------------------------------------------------------------
U.S. Gov C#   11/14/1994    3.01%   2.60%     4.46%      5.11%
--------------------------------------------------------------------
U.S. Gov C##  11/14/1994    2.01%   2.60%     4.46%      5.11%
--------------------------------------------------------------------
U.S. Gov E#    2/28/1973    4.12%   3.72%     5.53%      7.51%
--------------------------------------------------------------------
U.S. Gov E##   2/28/1973   -0.57%   2.77%     5.04%      7.36%
--------------------------------------------------------------------
U.S. Gov H#   11/14/1994    3.08%   2.68%     NA*        NA*
--------------------------------------------------------------------
U.S. Gov H##  11/14/1994   -0.88%   2.33%     NA*        NA*
--------------------------------------------------------------------
U.S. Gov L#   11/14/1994    3.86%   3.47%     5.27%      5.93%
--------------------------------------------------------------------
U.S. Gov L##  11/14/1994   -0.82%   2.53%     4.78%      5.52%
--------------------------------------------------------------------
U.S. Gov M#   11/14/1994    3.08%   2.70%     NA*        NA*
--------------------------------------------------------------------
U.S. Gov M##  11/14/1994   -0.88%   2.35%     NA*        NA*
--------------------------------------------------------------------
U.S. Gov N#   11/14/1994    3.09%   2.68%     4.49%      5.14%
--------------------------------------------------------------------
U.S. Gov N##  11/14/1994    2.10%   2.68%     4.49%      5.14%
--------------------------------------------------------------------
U.S. Gov Y#    2/19/2002    3.75%    NA        NA        4.06%
--------------------------------------------------------------------

 #  Without sales charge
 ## With sales charge
 NA Not Applicable
  * 10 year and inception returns are not applicable for Classes
    B, H and M because after 8 years Class B converts to Class A and Classes H and M convert to Class L.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) New Classes A, B and C were offered beginning on February 19, 2002. Performance prior to that date is that of the fund's Classes E, M and N shares, respectively, which have lower operating expenses. Performance prior to February 19, 2002 would have been lower if Classes A, B and C shares expenses were applied during that period.
(2) The initial investment in Classes A, E and L shares reflects the maximum sales charge and Classes B, C, H, M and N reflect CDSC.
(3) Growth of a $10,000 investment in Classes B, C, E, H, L, M, N and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

PORTFOLIO MANAGER


CHRISTOPHER HANLON, CFA
Senior Vice President

RUSSELL REGENAUER
Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

In this environment, The Hartford Total U.S. Government Securities Fund (Class
A) gained 3.77%, before sales charges, for the year ended October 31, 2006, trailing its benchmark, the Lehman Brothers U.S. Government Index, which returned 4.58%. However, the Fund outperformed the 3.76% return of the Lipper General US Government Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

The Fund's fiscal year, which ended October 31, 2006, began in a period of rising interest rates. Historically high energy and commodity prices, a boom in the housing market, and a strengthening economy led to concerns about rising inflation. To keep inflation in check, the Federal Reserve (the Fed) continued its cycle of monetary tightening (i.e. raising interest rates) that began in the summer of 2004. By June of 2006, the Fed had raised its Federal Funds Target Rate (Fed Funds Rate) 17 consecutive times, leaving the Fed Funds Rate at 5.25%. In response to the Fed's tightening, short- and intermediate-term bond yields rose through the first half of 2006. Thus, as interest rates rose, the principal value of these bonds declined in response. In contrast, long-term bond yields did not rise as substantially due to overseas demand and expectations that the Fed could keep inflation low over the long run. The result was a yield curve that remained flat or even inverted (i.e. bonds with longer term maturities having a lower interest rate than bonds with shorter maturities) through most of the fiscal year. However, by August of 2006, the Fed became

--------------------------------------------------------------------------------

concerned that economic growth was slowing, in part due to the retreating housing market. As such, the Fed found itself in a conundrum as to whether it should continue raising interest rates to restrain inflation, or to pause in the tightening cycle to assess prospects for further economic growth. Since changes in the rate of inflation often lag changes in economic conditions, the Fed left rates unchanged at its two most recent meetings while it waited for more data before taking action. Sensing that the Fed would continue easing monetary policy, the bond markets rallied in the last months of the fiscal year.

While stocks, and in particular foreign and small cap stocks, performed strongly for the year, fixed income securities provided more modest gains. Fortunately, the bond rally over the last few months offset the negative impact of rising interest rates earlier in the year, allowing the major bond sectors to finish with positive returns for the period. During much of the year, fixed income investors were unable to achieve higher levels of yield by going out longer on the yield curve. Thus, many investors sought higher yields in the spread sectors, (i.e. sectors that offer a risk premium over U.S. Treasuries of similar maturities). Accordingly, the Mortgage-Backed Securities (MBS), Commercial Mortgage-Backed Securities (CMBS), Asset-Backed Securities (ABS) and Agencies investment grade spread sectors outperformed U.S. Treasuries.

One of the largest impacts upon the Fund's performance stemmed from its sensitivity to changes in interest rates. Generally, fixed rate bonds decline in value as interest rates rise, because the lower yielding bonds become less attractive when compared to bonds that pay higher rates. Purchasers would rather purchase the new higher yielding bonds, so sellers of the existing lower yielding bonds must discount them to compensate for their lower interest rates. Although the rising rates detracted from the Fund's return on an absolute basis, the Fund was appropriately positioned with duration lower than the benchmark through most of the twelve month period. However, due to the challenges and complexities of calculating attribution of fixed income portfolios, our mathematical model shows duration to be the key detractor from performance for the period. However, the Fund's sector allocations offset the negative impact of the duration and curve effects by a very large margin. In particular, the Fund's exposure to the MBS sector was the greatest contributor to performance. Since the Fund allocated away from U.S. Treasuries to gain access to higher yields in the spread sectors, the resulting underweight to Treasuries was also a positive factor. The Fund's small defensive exposure to TIPS and hedging actions were modest detractors from relative performance. While the portfolio outperformed the Index on a gross (before expenses) basis, it did not outperform by a great enough margin to offset the costs associated with operating the Fund.

WHAT IS THE OUTLOOK?

The recent rally in fixed-rate bonds has resulted in bond prices that reflect an environment of economic weakness that is not consistent with our view of the economy. Declines in interest rates and gasoline prices, coupled with a decent employment picture and gains in the stock market, should be supportive of continued spending. While housing remains a wild card for the U.S. economy, our view is that the Federal Reserve is still concerned with inflation and that policy decisions will favor price stability as long as economic growth does not decline dramatically. We continued to position the portfolio with a slight bias towards higher interest rates. As such, the portfolio has slightly less sensitivity to the negative impact of rising rates than its benchmark. With the Federal Reserve's rate hike campaign on hold and slower, yet positive growth ahead, the environment for spread sectors (those that have premiums over like U.S. Treasuries) is favorable. In the coming months we will be closely watching the economy to determine the impact of a slower housing market on the average U.S. consumer and what implications for the economy result.

DISTRIBUTION BY CREDIT QUALITY
as of October 31, 2006

                                                   PERCENTAGE OF
RATING                                           LONG-TERM HOLDINGS
-------------------------------------------------------------------
AAA                                                    100.0%
-------------------------------------------------------------------
TOTAL                                                  100.0%
-------------------------------------------------------------------

DISTRIBUTION BY CATEGORY
as of October 31, 2006

                                                      PERCENTAGE OF
CATEGORY NAME                                          NET ASSETS
-------------------------------------------------------------------
Asset and Commercial Mortgage Backed Securities             5.1%
-------------------------------------------------------------------
Federal Home Loan Mortgage Corporation                     30.0
-------------------------------------------------------------------
Federal National Mortgage Association                      40.6
-------------------------------------------------------------------
Government National Mortgage Association                    2.6
-------------------------------------------------------------------
Other Direct Federal Obligations                            3.9
-------------------------------------------------------------------
Small Business Administration Participation
  Certificate                                               9.7
-------------------------------------------------------------------
U.S. Treasury Securities                                    6.5
-------------------------------------------------------------------
Short-Term Investments                                      5.1
-------------------------------------------------------------------
Other Assets & Liabilities                                 -3.5
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

The Hartford Value Fund
(subadvised by Wellington Management Company, LLP)


INVESTMENT OBJECTIVE -- SEEKS LONG-TERM TOTAL RETURN.


PERFORMANCE OVERVIEW(2) 4/30/01 - 10/31/06
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                         VALUE FUND                  RUSSELL 1000 VALUE INDEX
                                                                         ----------                  ------------------------
4/30/01                                                                     9450                              10000
                                                                            9554                              10225
                                                                            9488                               9998
                                                                            9507                               9977
                                                                            9214                               9577
                                                                            8552                               8903
10/01                                                                       8524                               8826
                                                                            9062                               9339
                                                                            9319                               9559
                                                                            9157                               9486
                                                                            9119                               9501
                                                                            9319                               9950
                                                                            8891                               9609
                                                                            8920                               9657
                                                                            8388                               9103
                                                                            7694                               8256
                                                                            7552                               8319
                                                                            6716                               7394
10/02                                                                       7210                               7942
                                                                            7609                               8442
                                                                            7160                               8076
                                                                            6912                               7881
                                                                            6806                               7670
                                                                            6854                               7683
                                                                            7419                               8359
                                                                            7907                               8899
                                                                            7974                               9010
                                                                            8041                               9144
                                                                            8204                               9286
                                                                            8079                               9196
10/03                                                                       8539                               9759
                                                                            8673                               9891
                                                                            9155                              10501
                                                                            9222                              10685
                                                                            9338                              10914
                                                                            9242                              10819
                                                                            9087                              10554
                                                                            9222                              10662
                                                                            9396                              10914
                                                                            9049                              10760
                                                                            9107                              10913
                                                                            9213                              11082
10/04                                                                       9367                              11267
                                                                            9724                              11836
                                                                           10057                              12233
                                                                            9883                              12016
                                                                           10280                              12414
                                                                           10057                              12243
                                                                            9951                              12024
                                                                           10125                              12314
                                                                           10202                              12448
                                                                           10561                              12809
                                                                           10541                              12753
                                                                           10706                              12932
10/05                                                                      10444                              12603
                                                                           10774                              13018
                                                                           10813                              13096
                                                                           11222                              13604
                                                                           11359                              13687
                                                                           11485                              13873
                                                                           11768                              14225
                                                                           11524                              13866
                                                                           11612                              13954
                                                                           11895                              14294
                                                                           12129                              14533
                                                                           12343                              14823
10/06                                                                      12586                              15308

    --- VALUE FUND                             --- RUSSELL 1000 VALUE INDEX
        $9,450  starting value                     $10,000 starting value
        $12,586 ending value                       $15,308 ending value

RUSSELL 1000 VALUE INDEX measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

AVERAGE ANNUAL TOTAL RETURNS(1) (as of 10/31/06)

           INCEPTION                       SINCE
             DATE      1 YEAR   5 YEAR   INCEPTION
-------------------------------------------------------
Value A#   4/30/2001   20.52%    8.10%     5.34%
-------------------------------------------------------
Value A##  4/30/2001   13.89%    6.89%     4.27%
-------------------------------------------------------
Value B#   4/30/2001   19.68%    7.32%     4.58%
-------------------------------------------------------
Value B##  4/30/2001   14.68%    7.01%     4.43%
-------------------------------------------------------
Value C#   4/30/2001   19.68%    7.32%     4.58%
-------------------------------------------------------
Value C##  4/30/2001   18.68%    7.32%     4.58%
-------------------------------------------------------
Value Y#   4/30/2001   21.07%    8.46%     5.70%
-------------------------------------------------------

  # Without sales charge
 ## With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
(2) Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

PORTFOLIO MANAGER

JOHN R. RYAN, CFA
Senior Vice President, Managing Partner

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class A shares of The Hartford Value Fund returned 20.52%, before sales charges, for the twelve-month period ended October 31, 2006, underperforming its benchmark, the Russell 1000 Value Index, which returned 21.46% for the same period. The Fund outperformed the 17.73% return of the average fund in the Lipper Large Cap Value Fund peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

Improved investor sentiment regarding the likelihood of a global economic slowdown and moderating inflation concerns helped global equity returns during the period. Value outperformed Growth and the broader market, as the Russell 1000 Value index return of 21.46% beat the Russell 1000 Growth return of 10.84% and the S&P 500 index return of 16.33%. All ten sectors of the Russell 1000 Value Index posted strong double digit returns. Telecommunication Services and Materials were the top performers while Utilities and Information Technology were relative laggards.

Unfavorable stock selection within Health Care, Materials, and Utilities led to some disappointments during the period. At the margin, the Fund's overweight positions in Utilities and Consumer Staples and its underweight positions in Consumer Discretionary and Energy also detracted from relative performance. The three largest benchmark relative detractors owned in the fund were Dow Chemical (Materials), ConocoPhillips (Energy), and WellPoint (Healthcare). Additionally, not owning Merck (Health Care) within the portfolio also significantly detracted from performance.

Dow Chemical posted good profit results during the period; however, they were unable to offset the headwinds of high energy and raw materials costs. ConocoPhillips shares struggled due to the recent decline in North American natural gas prices and lower refining margins. Merck's shares benefited from higher than expected sales of Singulair, its treatment for asthma and seasonal allergies, and FDA product approvals for several drugs within its pipeline. We owned Dow Chemical and WellPoint at the end of the period.

Partially offsetting these disappointments was a combination of positive stock selection and sector allocation within Telecommunications Services, Industrials and Financials. The top three benchmark relative contributors were BellSouth (Telecommunication Services), Caterpillar (Industrials), and Cameco (Energy). BellSouth's shares benefited from the company's much anticipated merger with AT&T. Caterpillar's shares benefited from growth in their underlying businesses. The stock pulled back sharply in mid-October due to the market's expectation for stronger than delivered earnings results. Cameco's shares continue to benefit from the long-term pricing power for uranium. We took profits in

--------------------------------------------------------------------------------

Caterpillar and eliminated the stock but held BellSouth and ConocoPhillips at the end of the period.

WHAT IS THE OUTLOOK?

Global economic growth appears to have rolled past its peak, although it is still running at a solid clip. While other investors are expressing skepticism about the sustainability of the economic expansion, we expect global growth to remain above 3%, with the US slowing to the 2-3% range. We have no expectation for a recession, and are impressed so far by the consumer's ability to absorb the twin hits of higher short-term interest rates and energy costs.

In anticipation of a slowing, yet healthy global economy, we have reduced further the cyclicality of our portfolios, which has been ongoing for several consecutive quarters. We methodically decreased our exposure to the consumer, energy, and mortgage-related financial institutions and increased our exposure to less cyclical areas, including telecommunications, consumer non-durables, and non-credit sensitive financial institutions.
At the end of the period, relative to the Russell 1000 Value Index, the Fund was overweight Industrials, Consumer Staples, Information Technology, Telecommunication Services, and Health Care and underweight Financials, Consumer Discretionary, Energy, Utilities and Materials.

DIVERSIFICATION BY INDUSTRY
as of October 31, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             5.1%
-------------------------------------------------------------------
Capital Goods                                               6.9
-------------------------------------------------------------------
Consumer Cyclical                                           6.6
-------------------------------------------------------------------
Consumer Staples                                            4.3
-------------------------------------------------------------------
Energy                                                      8.2
-------------------------------------------------------------------
Finance                                                    29.6
-------------------------------------------------------------------
Health Care                                                 9.1
-------------------------------------------------------------------
Services                                                    3.0
-------------------------------------------------------------------
Technology                                                 17.3
-------------------------------------------------------------------
Transportation                                              3.5
-------------------------------------------------------------------
Utilities                                                   4.4
-------------------------------------------------------------------
Short-Term Investments                                      2.5
-------------------------------------------------------------------
Other Assets & Liabilities                                 -0.5
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

The Hartford Value Opportunities Fund
(subadvised by Wellington Management Company, LLP)

INVESTMENT OBJECTIVE -- SEEKS SHORT- AND LONG-TERM
CAPITAL APPRECIATION.


PERFORMANCE OVERVIEW(1,3) 10/31/96 - 10/31/06
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                VALUE OPPORTUNITIES FUND    RUSSELL 3000 VALUE INDEX    RUSSELL 1000 VALUE INDEX
                                                ------------------------    ------------------------    ------------------------
10/31/96                                                   9450                       10000                       10000
                                                          10001                       10706                       10725
                                                          10008                       10618                       10588
                                                          10350                       11096                       11102
                                                          10478                       11254                       11265
                                                          10093                       10859                       10860
                                                          10461                       11285                       11316
                                                          11068                       11942                       11948
                                                          11341                       12464                       12461
                                                          11965                       13361                       13398
                                                          11546                       12951                       12921
                                                          12093                       13741                       13702
10/97                                                     11751                       13358                       13319
                                                          12264                       13904                       13908
                                                          12491                       14317                       14314
                                                          12567                       14108                       14111
                                                          13298                       15049                       15061
                                                          13830                       15939                       15982
                                                          13868                       16043                       16089
                                                          13554                       15774                       15851
                                                          13716                       15948                       16054
                                                          13222                       15581                       15770
                                                          11256                       13252                       13424
                                                          11693                       14011                       14194
10/98                                                     12415                       15041                       15293
                                                          13127                       15718                       16006
                                                          13537                       16249                       16551
                                                          13727                       16340                       16683
                                                          13359                       16042                       16447
                                                          13706                       16340                       16788
                                                          14652                       17864                       18356
                                                          14316                       17719                       18154
                                                          14884                       18243                       18681
                                                          14421                       17716                       18134
                                                          13969                       17060                       17461
                                                          13390                       16482                       16851
10/99                                                     13979                       17338                       17821
                                                          13990                       17218                       17682
                                                          14734                       17330                       17767
                                                          14145                       16772                       17187
                                                          13343                       15679                       15910
                                                          15378                       17453                       17852
                                                          15492                       17271                       17644
                                                          15695                       17422                       17830
                                                          14723                       16714                       17015
                                                          15028                       16946                       17228
                                                          16170                       17877                       18187
                                                          15752                       18023                       18353
10/00                                                     16973                       18433                       18804
                                                          16378                       17768                       18106
                                                          17510                       18723                       19013
                                                          18343                       18825                       19086
                                                          17796                       18335                       18556
                                                          16876                       17711                       17900
                                                          18144                       18576                       18778
                                                          18156                       18998                       19200
                                                          17995                       18659                       18774
                                                          17485                       18593                       18734
                                                          16540                       17895                       17983
                                                          14687                       16585                       16718
10/01                                                     14911                       16481                       16574
                                                          16012                       17455                       17537
                                                          16811                       17912                       17950
                                                          16318                       17801                       17812
                                                          16199                       17836                       17841
                                                          16731                       18716                       18685
                                                          15640                       18173                       18044
                                                          15267                       18208                       18134
                                                          13856                       17213                       17093
                                                          12658                       15542                       15504
                                                          12858                       15647                       15621
                                                          11314                       13950                       13884
10/02                                                     12325                       14924                       14913
                                                          13310                       15882                       15852
                                                          12512                       15192                       15164
                                                          12206                       14821                       14797
                                                          11833                       14418                       14402
                                                          11820                       14451                       14426
                                                          13204                       15730                       15696
                                                          14229                       16786                       16709
                                                          14388                       17002                       16918
                                                          14575                       17298                       17170
                                                          15200                       17596                       17438
                                                          15200                       17422                       17268
10/03                                                     16172                       18515                       18324
                                                          16704                       18802                       18573
                                                          17623                       19923                       19718
                                                          18195                       20299                       20064
                                                          18541                       20731                       20495
                                                          18235                       20586                       20315
                                                          17783                       20038                       19819
                                                          17942                       20245                       20021
                                                          18448                       20767                       20494
                                                          17809                       20418                       20205
                                                          17862                       20701                       20492
                                                          18208                       21062                       20810
10/04                                                     18714                       21411                       21156
                                                          19739                       22562                       22226
                                                          20777                       23299                       22970
                                                          20165                       22843                       22562
                                                          20857                       23574                       23310
                                                          20538                       23237                       22990
                                                          19806                       22755                       22578
                                                          20644                       23371                       23122
                                                          21070                       23693                       23375
                                                          21682                       24436                       24051
                                                          21616                       24289                       23947
                                                          21376                       24596                       24283
10/05                                                     20711                       23972                       23666
                                                          21884                       24776                       24444
                                                          22337                       24895                       24590
                                                          23202                       25957                       25545
                                                          23257                       26101                       25701
                                                          23505                       26536                       26049
                                                          24177                       27154                       26711
                                                          23408                       26429                       26037
                                                          23229                       26612                       26203
                                                          23023                       27164                       26840
                                                          23517                       27650                       27289
                                                          24053                       28176                       27833
10/06                                                     25083                       29145                       28744

    --- VALUE OPPORTUNITIES      --- RUSSELL 3000 VALUE       -- RUSSELL 1000 VALUE INDEX
        FUND                         INDEX                        $10,000 starting value
        $9,450  starting value       $10,000 starting value       $28,744 ending value
        $25,083 ending value         $29,145 ending value

RUSSELL 3000 VALUE INDEX is an unmanaged index measuring the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

RUSSELL 1000 VALUE INDEX is a market cap weighted measure of the performance of the 1,000 largest value-oriented companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Value is defined as companies with lower price-to-book ratios and lower forecasted growth values.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

PORTFOLIO MANAGERS

JAMES H. AVERILL
Senior Vice President, Partner

DAVID R. FASSNACHT, CFA
Senior Vice President, Partner

JAMES N. MORDY
Senior Vice President, Partner

DAVID W. PALMER, CFA
Vice President

AVERAGE ANNUAL TOTAL RETURNS(1,2) (as of 10/31/06)

               INCEPTION     1        5        10       SINCE
                 DATE       YEAR     YEAR     YEAR    INCEPTION
--------------------------------------------------------------------
Value Opp A#    1/2/1996   21.12%   10.96%   10.25%    10.69%
--------------------------------------------------------------------
Value Opp A##   1/2/1996   14.46%    9.71%    9.63%    10.11%
--------------------------------------------------------------------
Value Opp B#    1/2/1996   20.21%   10.17%    NA*       NA*
--------------------------------------------------------------------
Value Opp B##   1/2/1996   15.21%    9.90%    NA*       NA*
--------------------------------------------------------------------
Value Opp C#    1/2/1996   20.20%   10.17%    9.45%     9.88%
--------------------------------------------------------------------
Value Opp C##   1/2/1996   19.20%   10.17%    9.45%     9.88%
--------------------------------------------------------------------
Value Opp H#    1/2/1996   20.39%   10.21%    NA*       NA*
--------------------------------------------------------------------
Value Opp H##   1/2/1996   16.39%    9.94%    NA*       NA*
--------------------------------------------------------------------
Value Opp I#   2/19/2002   21.18%     NA       NA      10.63%
--------------------------------------------------------------------
Value Opp L#    1/2/1996   21.31%   11.02%   10.28%    10.72%
--------------------------------------------------------------------
Value Opp L##   1/2/1996   15.55%    9.95%    9.75%    10.22%
--------------------------------------------------------------------
Value Opp M#    1/2/1996   20.33%   10.21%    NA*       NA*
--------------------------------------------------------------------
Value Opp M##   1/2/1996   16.33%    9.93%    NA*       NA*
--------------------------------------------------------------------
Value Opp N#    1/2/1996   20.39%   10.23%    9.48%     9.91%
--------------------------------------------------------------------
Value Opp N##   1/2/1996   19.39%   10.23%    9.48%     9.91%
--------------------------------------------------------------------
Value Opp Y#   2/19/2002   21.55%     NA       NA      10.53%
--------------------------------------------------------------------

  # Without sales charge
 ## With sales charge
 NA Not Applicable
  * 10 year and inception returns are not applicable for Classes
    B, H and M because after 8 years Class B converts to Class A and Classes H and M convert to Class L.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) New Classes A, B and C were offered beginning on February 19, 2002. Performance prior to that date is that of the fund's Classes L, M and N shares, respectively, which have lower operating expenses. Performance prior to February 19, 2002 would have been lower if Classes A, B and C shares expenses were applied during that period. Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance.
(2) The initial investment in Classes A and L shares reflects the maximum sales charge and Classes B, C, H, M and N reflect CDSC.
(3) Growth of a $10,000 investment in Classes B, C, H, I, L, M, N and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class A shares of The Hartford Value Opportunities Fund returned 21.12%, before sales charges, for the twelve-month period ended October 31, 2006, underperforming its benchmark, the Russell 3000 Value Index, which returned 21.58% for the same period. The Fund outperformed the 17.77% return of the average fund in the Lipper Multi Cap Value Fund peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

Improved investor sentiment regarding the global economy and moderating inflation concerns helped global equity returns during the last year. In this environment, the Russell 3000 Index returned 16.37% during the period, with value stocks, as measured by the Russell 3000 Value Index, outperforming growth stocks, as measured by the Russell 3000 Growth Index, by a margin of 10.62%. Large caps outperformed mid cap stocks, as indicated by the 16.33% return of the S&P 500 versus the 13.43% return of the S&P Midcap 400 Index, but underperformed small cap stocks, as measured by the 19.98% return of the Russell 2000 Index. All ten broad sectors of the Russell 3000 Value Index posted positive returns, with Telecommunication Services, Materials and Industrials leading the way. Reflecting an increasing investor appetite for risk, "safe" stocks such as Utilities posted relatively weaker, but still double-digit absolute returns.

Stock selection continued to be the primary driver of the Fund's relative performance, and was particularly strong in the Information Technology, Energy, and Industrials sectors. Our top

--------------------------------------------------------------------------------

contributors to benchmark relative performance were US Airways (Industrials), whose shares continued to benefit from the company's improving cost structure, Cisco Systems (Information Technology), whose shares benefited from the global transformation of networks into unified IP-based broadband platforms capable of handling voice, data and video content, and Comcast (Consumer Discretionary), whose shares benefited from strong acceleration in growth across all divisions, specifically due to increasing penetration within household digital cable subscriptions. We held onto our positions in these stocks during the period.

The Fund suffered a few stock disappointments during the period which led to its slight underperformance relative to the benchmark. In particular, stock selection was weak within Health Care, Telecommunication Services and Materials. At the margin, the Fund's underweight position in Telecommunication Services, the top performing sector within the Russell 3000 Value index, also detracted from performance. The two largest detractors to relative performance were YRC Worldwide, a trucking company suffering merger-related indigestion, and Boston Scientific, a medical device maker whose shares tumbled on news of weakness in medical device sales, and headline issues with its competitors, and again, merger-related indigestion. Additionally, not owning BellSouth, a Telecommunication Services company whose shares benefited from the strongly anticipated merger with AT&T, also significantly detracted from the Fund's benchmark-relative performance. We initiated a position in Boston Scientific during the period and reduced our position in YRC Worldwide.

WHAT IS THE OUTLOOK?

We expect global growth to remain above 3%, with the US slowing to the 2-3% range. We have no expectation for a recession, and are impressed so far by the consumer's ability to absorb the twin hits of higher short-term interest rates and the housing-price slowdown.

As a result of this outlook and our bottom-up stock picking, our most significant overweight positions relative to the Russell 3000 Value index are:
Information Technology, Consumer Discretionary, Industrials, Health Care and Materials. Despite the likelihood of a softening economy next year, we think our stocks are undervalued and have solid catalysts for appreciation. By far our largest benchmark relative underweight remains Financials due to expectations for continued earnings pressure from the flat yield curve, probable worsening of credit conditions, and valuations that are not compensatory. Consumer Staples, Utilities and Energy are also notably underweight, as investor desires for "safety" have led to overvaluation from an earnings growth perspective.

DIVERSIFICATION BY INDUSTRY
as of October 31, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             9.3%
-------------------------------------------------------------------
Capital Goods                                               5.3
-------------------------------------------------------------------
Consumer Cyclical                                           7.2
-------------------------------------------------------------------
Consumer Staples                                            1.3
-------------------------------------------------------------------
Energy                                                      9.3
-------------------------------------------------------------------
Finance                                                    28.3
-------------------------------------------------------------------
Health Care                                                 7.7
-------------------------------------------------------------------
Services                                                    7.4
-------------------------------------------------------------------
Technology                                                 18.3
-------------------------------------------------------------------
Transportation                                              4.4
-------------------------------------------------------------------
Short-Term Investments                                      3.7
-------------------------------------------------------------------
Other Assets & Liabilities                                 -2.2
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

 THE HARTFORD ADVISERS FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
 COMMON STOCK -- 67.9%
            BASIC MATERIALS -- 4.0%
     563    Alcoa, Inc. ......................................  $   16,265
     166    Cameco Corp. .....................................       5,839
     467    Companhia Vale do Rio Doce ADR (G)................      11,873
     290    Dow Chemical Co. .................................      11,829
     182    E.I. DuPont de Nemours & Co. .....................       8,326
     297    Mittal Steel Co. (G)..............................      12,705
                                                                ----------
                                                                    66,837
                                                                ----------
            CAPITAL GOODS -- 2.8%
     265    American Standard Cos., Inc. .....................      11,724
     194    Boeing Co. .......................................      15,453
     161    Deere & Co. ......................................      13,723
     132    Goodrich Corp. ...................................       5,802
                                                                ----------
                                                                    46,702
                                                                ----------
            CONSUMER CYCLICAL -- 5.5%
     278    Altria Group, Inc. ...............................      22,577
     461    D.R. Horton, Inc. ................................      10,790
     299    eBay, Inc. (D)....................................       9,604
     113    Federated Department Stores, Inc. ................       4,949
     486    Gap, Inc. ........................................      10,209
     297    Home Depot, Inc. .................................      11,068
     115    Toyota Motor Corp. (A)............................       6,767
     341    Wal-Mart Stores, Inc. ............................      16,785
                                                                ----------
                                                                    92,749
                                                                ----------
            CONSUMER STAPLES -- 3.7%
     127    Clorox Co. .......................................       8,212
       1    Japan Tobacco, Inc. (A)...........................       4,444
     278    PepsiCo, Inc. ....................................      17,643
     325    Procter & Gamble Co. .............................      20,627
     493    Unilever N.V. NY Shares...........................      11,933
                                                                ----------
                                                                    62,859
                                                                ----------
            ENERGY -- 3.4%
     265    EnCana Corp. .....................................      12,571
     231    Exxon Mobil Corp. ................................      16,505
     497    Halliburton Co. ..................................      16,065
     275    Williams Cos., Inc. ..............................       6,726
     123    XTO Energy, Inc. .................................       5,744
                                                                ----------
                                                                    57,611
                                                                ----------
            FINANCE -- 14.4%
     312    Aegon N.V. (A)....................................       5,742
     395    American International Group, Inc. ...............      26,558
     573    Bank of America Corp. ............................      30,846
     145    Capital One Financial Corp. ......................      11,479
     670    Citigroup, Inc. ..................................      33,603
     359    Countrywide Financial Corp. ......................      13,700
     485    E*Trade Financial Corp. (D).......................      11,295
     136    Federal Home Loan Mortgage Corp. .................       9,362
      36    Goldman Sachs Group, Inc. ........................       6,908
     118    ING Groep N.V.-Sponsored ADR......................       5,235
      --    Mitsubishi UFJ Financial Group, Inc. (A)..........       5,949
     105    Muenchener Rueckversicherungs-Gesellschaft AG
              (A).............................................      17,156

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            FINANCE -- (CONTINUED)
     146    State Street Corp. ...............................  $    9,390
     392    UBS AG............................................      23,466
     511    UnitedHealth Group, Inc. .........................      24,936
     312    Western Union Co. ................................       6,873
                                                                ----------
                                                                   242,498
                                                                ----------
            HEALTH CARE -- 8.2%
     352    Abbott Laboratories...............................      16,714
     204    Amgen, Inc. (D)...................................      15,470
   1,137    Boston Scientific Corp. (D).......................      18,083
     759    Bristol-Myers Squibb Co. .........................      18,788
     105    Cardinal Health, Inc. ............................       6,866
     785    Elan Corp. plc ADR (D)(G).........................      11,370
     315    Eli Lilly & Co. ..................................      17,666
     361    Sanofi-Aventis S.A. ADR...........................      15,411
     505    Schering-Plough Corp. ............................      11,187
     370    Shionogi & Co., Ltd. (A)..........................       7,413
                                                                ----------
                                                                   138,968
                                                                ----------
            SERVICES -- 6.7%
     340    Accenture Ltd. Class A............................      11,176
     172    Autodesk, Inc. (D)................................       6,336
     100    Fluor Corp. ......................................       7,835
     162    Monster Worldwide, Inc. (D).......................       6,559
   1,278    Sun Microsystems, Inc. (D)........................       6,938
     592    Time Warner, Inc. ................................      11,838
     403    United Parcel Service, Inc. Class B (G)...........      30,351
     345    Viacom, Inc. Class B (D)..........................      13,437
     274    Walt Disney Co. ..................................       8,633
     940    XM Satellite Radio Holdings, Inc. Class A
              (D)(G)..........................................      10,958
                                                                ----------
                                                                   114,061
                                                                ----------
            TECHNOLOGY -- 18.9%
     304    Adobe Systems, Inc. (D)...........................      11,643
     127    American Tower Corp. Class A (D)..................       4,557
     846    AT&T, Inc. .......................................      28,959
     541    Broadcom Corp. Class A (D)........................      16,361
   1,081    Cisco Systems, Inc. (D)...........................      26,082
   1,896    EMC Corp. (D).....................................      23,230
     325    First Data Corp. .................................       7,874
     986    Flextronics International Ltd. (D)................      11,434
   1,509    General Electric Co. .............................      52,995
      39    Google, Inc. (D)..................................      18,674
     496    Marvell Technology Group Ltd. (D).................       9,065
     454    Maxim Integrated Products, Inc. ..................      13,616
     527    Medtronic, Inc. ..................................      25,669
     881    Microsoft Corp. ..................................      25,294
     516    Oracle Corp. (D)..................................       9,534
       2    Samsung Electronics Co., Ltd. (A).................       1,139
     229    Sharp Corp. (A)...................................       4,076
     873    Sprint Nextel Corp. (G)...........................      16,316
     484    Yahoo!, Inc. (D)..................................      12,741
                                                                ----------
                                                                   319,259
                                                                ----------

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD ADVISERS FUND

 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            UTILITIES -- 0.3%
      47    E.On AG (A).......................................  $    5,649
                                                                ----------
            Total common stock
              (cost $1,079,480)...............................  $1,147,193
                                                                ----------
PRINCIPAL
 AMOUNT
---------
 MUNICIPAL BONDS -- 0.2%
            GENERAL OBLIGATIONS -- 0.2%
$  2,000    Oregon School Boards Association, Taxable Pension,
              4.76%, 06/30/2028...............................  $    1,843
   2,050    State of Illinois, Taxable Pension,
              5.10%, 06/01/2033...............................       1,980
                                                                ----------
            Total municipal bonds
              (cost $4,028)...................................  $    3,823
                                                                ----------
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES -- 5.2%
            FINANCE -- 5.2%
$  1,380    Banc of America Commercial Mortgage, Inc.,
              5.35%, 09/10/2047 (L)...........................  $    1,375
     905    Bear Stearns Alt-A Trust,
              5.99%, 03/25/2036 (L)...........................         914
   1,755    Bear Stearns Commercial Mortgage Securities, Inc.,
              5.30%, 10/12/2042 (L)...........................       1,748
     730    Bear Stearns Commercial Mortgage Securities, Inc.,
              5.47%, 04/12/2038...............................         746
     655    Centex Home Equity,
              4.72%, 10/25/2031...............................         648
   2,750    Citigroup/Deutsche Bank Commercial Mortgage Trust,
              5.40%, 07/15/2044 (L)...........................       2,752
   2,750    Commercial Mortgage Pass Through Certificates,
              5.12%, 06/10/2044...............................       2,719
  10,000    Connecticut RRB Special Purpose Trust CL&P,
              6.21%, 12/30/2011...............................      10,350
   1,505    Credit Suisse Mortgage Capital Certificates,
              5.47%, 09/15/2039...............................       1,521
   2,730    Credit Suisse Mortgage Capital Certificates,
              5.56%, 02/15/2039...............................       2,783
   3,000    Goldman Sachs Mortgage Securities Corp. II,
              4.75%, 07/10/2039...............................       2,898
   2,750    Greenwich Capital Commercial Funding Corp.,
              5.22%, 04/10/2037...............................       2,739
   1,850    Household Automotive Trust,
              5.28%, 09/19/2011...............................       1,850
     839    Indymac Index Mortgage Loan Trust,
              5.88%, 06/25/2036 (L)...........................         846
   1,895    JP Morgan Chase Commercial Mortgage Security
              Corp.,
              5.34%, 12/15/2044 (L)...........................       1,894
   3,050    JP Morgan Chase Commercial Mortgage Security
              Corp.,
              5.48%, 12/12/2044...............................       3,089

PRINCIPAL                                                         MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
            FINANCE -- (CONTINUED)
$    620    Marriott Vacation Club Owner Trust,
              5.37%, 12/25/2030 (I)(Q)........................  $      620
  10,000    MBNA Credit Card Master Note Trust,
              4.95%, 06/15/2009...............................       9,995
   2,750    Merrill Lynch Mortgage Trust,
              5.05%, 07/12/2038...............................       2,705
   2,875    Morgan Stanley Capital I,
              5.23%, 09/15/2042...............................       2,861
  10,000    Peco Energy Transition Trust,
              6.13%, 03/01/2009...............................      10,106
  10,000    PSE&G Transition Funding LLC,
              6.61%, 06/15/2015...............................      10,745
   2,275    Residential Accredit Loans, Inc.,
              5.26%, 02/25/2035...............................       2,261
   2,575    Susquehanna Auto Lease Trust,
              5.21%, 03/16/2009 (I)...........................       2,574
   3,000    Wachovia Bank Commercial Mortgage Trust,
              5.12%, 07/15/2042 (G)...........................       2,960
   2,033    Wells Fargo Mortgage Backed Securities Trust,
              4.55%, 03/25/2035 (L)...........................       2,004
   2,870    Wells Fargo Mortgage Backed Securities Trust,
              5.54%, 04/25/2036 (L)...........................       2,881
                                                                ----------
            Total asset & commercial
              mortgage backed securities
              (cost $88,658)..................................  $   88,584
                                                                ----------
CORPORATE BONDS: INVESTMENT GRADE -- 11.3%
            BASIC MATERIALS -- 0.2%
$  4,000    Alcan, Inc.,
              6.45%, 03/15/2011...............................  $    4,161
                                                                ----------
            CAPITAL GOODS -- 0.1%
   2,000    Rockwell Automation, Inc.,
              6.70%, 01/15/2028...............................       2,226
                                                                ----------
            CONSUMER CYCLICAL -- 0.6%
   1,900    DaimlerChrysler N.A. Holdings Corp.,
              5.88%, 03/15/2011...............................       1,914
   1,975    DaimlerChrysler N.A. Holdings Corp.,
              6.50%, 11/15/2013...............................       2,041
   3,000    Target Corp.,
              5.88%, 11/01/2008...............................       3,046
   3,000    Wal-Mart Stores, Inc.,
              6.88%, 08/10/2009...............................       3,139
                                                                ----------
                                                                    10,140
                                                                ----------
            CONSUMER STAPLES -- 1.6%
   2,000    Archer Daniels Midland Co.,
              8.13%, 06/01/2012...............................       2,274
   4,000    Coca-Cola Enterprises, Inc.,
              5.75%, 11/01/2008...............................       4,048
   2,000    Colgate-Palmolive Co.,
              5.58%, 11/06/2008...............................       2,023
   2,906    ConAgra Foods, Inc.,
              6.70%, 08/01/2027...............................       3,120
   2,025    Diageo Capital plc,
              4.38%, 05/03/2010...............................       1,971
     500    Pepsi Bottling Group, Inc.,
              7.00%, 03/01/2029...............................         580
   3,000    PepsiAmericas, Inc.,
              6.38%, 05/01/2009...............................       3,064

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
CORPORATE BONDS: INVESTMENT GRADE -- (CONTINUED)
            CONSUMER STAPLES -- (CONTINUED)
$  6,892    Procter & Gamble Co.,
              9.36%, 01/01/2021...............................  $    8,656
     800    Weyerhaeuser Co.,
              7.38%, 03/15/2032...............................         841
                                                                ----------
                                                                    26,577
                                                                ----------
            ENERGY -- 0.2%
   4,000    National Fuel Gas Co.,
              6.00%, 03/01/2009...............................       4,057
                                                                ----------
            FINANCE -- 5.6%
   3,675    Ace INA Holdings, Inc.,
              5.88%, 06/15/2014...............................       3,756
   2,100    AMBAC Financial Group, Inc.,
              5.95%, 12/05/2035...............................       2,123
     250    American General Finance Corp.,
              6.63%, 02/15/2029...............................         274
   4,000    AXA Financial, Inc.,
              7.00%, 04/01/2028...............................       4,531
   1,475    Bank of America Corp.,
              5.88%, 02/15/2009...............................       1,500
   3,000    Bank of America Corp.,
              7.40%, 01/15/2011...............................       3,248
   1,010    BB&T Corp.,
              4.90%, 06/30/2017...............................         960
   3,700    Berkshire Hathaway Finance Corp.,
              4.85%, 01/15/2015...............................       3,594
   1,875    Brandywine Operating Partnership,
              6.00%, 04/01/2016...............................       1,904
     750    Capital One Bank,
              6.50%, 06/13/2013...............................         790
     870    Capital One Financial Corp.,
              5.70%, 09/15/2011...............................         882
     750    Citigroup, Inc.,
              3.63%, 02/09/2009...............................         727
   1,600    Citigroup, Inc.,
              6.00%, 10/31/2033...............................       1,630
     500    Citigroup, Inc.,
              6.50%, 01/18/2011...............................         526
   1,980    Credit Suisse First Boston USA, Inc.,
              4.88%, 01/15/2015...............................       1,914
   1,500    Developers Diversified Realty Corp.,
              5.38%, 10/15/2012...............................       1,492
   3,350    EOP Operating L.P.,
              4.75%, 03/15/2014...............................       3,189
   2,725    ERAC USA Finance Co.,
              7.35%, 06/15/2008 (I)...........................       2,807
     885    Everest Reinsurance Holdings, Inc.,
              5.40%, 10/15/2014...............................         871
   2,600    HSBC Bank USA,
              3.88%, 09/15/2009...............................       2,520
   2,200    International Lease Finance Corp.,
              5.00%, 09/15/2012...............................       2,166
   2,000    Jackson National Life Insurance Co.,
              8.15%, 03/15/2027 (I)...........................       2,461
   1,655    John Deere Capital Corp.,
              4.88%, 10/15/2010...............................       1,636
   2,795    JP Morgan Chase & Co.,
              5.13%, 09/15/2014...............................       2,745
     250    KeyCorp Capital II,
              6.88%, 03/17/2029...............................         266

PRINCIPAL                                                         MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
            FINANCE -- (CONTINUED)
$  1,550    Kimco Realty Corp.,
              5.78%, 03/15/2016...............................  $    1,569
   2,335    Liberty Mutual Group, Inc.,
              5.75%, 03/15/2014 (I)...........................       2,357
   1,000    MBIA, Inc.,
              7.00%, 12/15/2025...............................       1,093
   3,650    Metlife, Inc.,
              6.38%, 06/15/2034...............................       3,927
     250    National City Corp.,
              6.88%, 05/15/2019...............................         277
   3,100    New England Mutual Life Insurance Co.,
              7.88%, 02/15/2024 (I)...........................       3,792
   2,000    Prudential Funding LLC,
              6.75%, 09/15/2023 (I)...........................       2,182
     250    Republic New York Capital I,
              7.75%, 11/15/2026...............................         259
     500    Santander Central Hispano Issuances Ltd.,
              7.63%, 11/03/2009...............................         533
   3,100    Simon Property Group L.P.,
              6.10%, 05/01/2016...............................       3,230
   1,500    Sovereign Capital Trust IV,
              7.91%, 06/13/2036...............................       1,686
     200    State Street Corp.,
              7.65%, 06/15/2010...............................         215
   3,000    Torchmark Corp.,
              8.25%, 08/15/2009...............................       3,223
   1,000    Toyota Motor Credit Corp.,
              5.50%, 12/15/2008...............................       1,006
   3,100    U.S. Bank N.A.,
              4.95%, 10/30/2014...............................       3,028
   2,750    UnitedHealth Group, Inc.,
              5.00%, 08/15/2014...............................       2,680
   1,005    Wachovia Capital Trust III,
              5.80%, 08/29/2049...............................       1,014
   3,000    Wachovia Corp.,
              5.63%, 12/15/2008...............................       3,025
   1,740    WellPoint, Inc.,
              5.00%, 01/15/2011...............................       1,722
   4,000    Wells Fargo Bank NA,
              6.45%, 02/01/2011...............................       4,197
     580    Willis North America, Inc.,
              5.63%, 07/15/2015...............................         554
   4,165    XL Capital Europe plc,
              6.50%, 01/15/2012...............................       4,357
                                                                ----------
                                                                    94,438
                                                                ----------
            HEALTH CARE -- 0.6%
   3,000    Becton, Dickinson & Co.,
              6.70%, 08/01/2028...............................       3,323
   1,600    Pharmacia Corp.,
              6.60%, 12/01/2028...............................       1,826
   4,000    Wyeth,
              6.95%, 03/15/2011...............................       4,262
                                                                ----------
                                                                     9,411
                                                                ----------
            SERVICES -- 0.8%
   3,000    COX Communications, Inc.,
              5.45%, 12/15/2014...............................       2,931
   4,000    FedEx Corp.,
              3.50%, 04/01/2009...............................       3,844
   1,570    Harrah's Operating Co., Inc.,
              6.50%, 06/01/2016...............................       1,382

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD ADVISERS FUND

 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
CORPORATE BONDS: INVESTMENT GRADE -- (CONTINUED)
            SERVICES -- (CONTINUED)
$  2,100    News America, Inc.,
              6.40%, 12/15/2035...............................  $    2,106
   3,040    Viacom, Inc.,
              6.88%, 04/30/2036 (I)...........................       3,061
                                                                ----------
                                                                    13,324
                                                                ----------
            TECHNOLOGY -- 1.3%
   4,000    Comcast Cable Communications, Inc.,
              6.88%, 06/15/2009...............................       4,158
     500    Comcast Cable Communications, Inc.,
              8.50%, 05/01/2027...............................         618
   1,800    Deutsche Telekom International Finance B.V.,
              8.25%, 06/15/2030...............................       2,236
     675    Embarq Corp.,
              7.08%, 06/01/2016...............................         691
   4,725    General Electric Co.,
              5.00%, 02/01/2013...............................       4,683
   2,900    Siemens Finance,
              5.75%, 10/17/2016 (I)...........................       2,960
   3,100    Telecom Italia Capital,
              5.25%, 10/01/2015...............................       2,899
   2,600    Verizon Communications, Inc.,
              5.55%, 02/15/2016...............................       2,589
     250    Verizon Global Funding Corp.,
              7.25%, 12/01/2010...............................         268
     250    Verizon Global Funding Corp.,
              7.75%, 12/01/2030...............................         292
                                                                ----------
                                                                    21,394
                                                                ----------
            UTILITIES -- 0.3%
     500    Alabama Power Co.,
              7.13%, 10/01/2007...............................         508
   1,500    Midamerican Energy Holdings Co.,
              6.13%, 04/01/2036...............................       1,543
   1,150    Northern Border Pipeline Co.,
              7.75%, 09/01/2009...............................       1,222
     695    Taqa Abu Dhabi National,
              5.88%, 10/27/2016 (I)...........................         708
     250    TransCanada Pipelines Ltd.,
              6.49%, 01/21/2009...............................         256
                                                                ----------
                                                                     4,237
                                                                ----------
            Total corporate bonds: investment grade
              (cost $185,428).................................  $  189,965
                                                                ----------
U.S. GOVERNMENT SECURITIES -- 9.9%
            OTHER DIRECT FEDERAL OBLIGATIONS -- 1.0%
$ 10,000    Financing Corp.
              9.80%, 2018.....................................  $   14,111
   3,676    Financing Corp. Zero Coupon Strip,
              4.40%, 2013 (M).................................       2,606
                                                                ----------
                                                                    16,717
                                                                ----------
            U.S. TREASURY SECURITIES -- 8.9%
  13,050    2.00% 2016 (O)(G).................................      13,024
  13,425    2.375% 2025 (O)(G)................................      14,659
  14,300    2.625% 2009 (G)...................................      13,663
  24,725    3.50% 2010 (G)....................................      23,905
  28,975    3.875% 2010 (G)...................................      28,298

PRINCIPAL                                                         MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
            U.S. TREASURY SECURITIES -- (CONTINUED)
$ 19,650    4.375% 2010 (G)...................................  $   19,503
  20,125    4.875% 2011 (G)...................................      20,365
   8,800    5.375% 2031 (G)...................................       9,554
   6,775    6.25% 2023 (G)....................................       7,884
                                                                ----------
                                                                   150,855
                                                                ----------
            Total U.S. government securities
              (cost $164,655).................................  $  167,572
                                                                ----------
U.S. GOVERNMENT AGENCIES -- 3.0%
            FEDERAL HOME LOAN MORTGAGE CORPORATION -- 0.9%
$  2,890    2.50% 2013........................................  $    2,813
  12,286    6.50% 2036 (Q)....................................      12,524
                                                                ----------
                                                                    15,337
                                                                ----------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 1.2%
     125    5.00% 2036........................................         121
  20,000    5.11% 2006 (M)....................................      19,960
     465    6.50% 2036........................................         474
                                                                ----------
                                                                    20,555
                                                                ----------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 0.9%
   5,401    5.50% 2036........................................       5,379
   3,542    6.00% 2023 -- 2034................................       3,592
   2,542    6.50% 2026 -- 2035................................       2,621
   2,753    7.00% 2031 -- 2033................................       2,847
     541    8.00% 2029 -- 2031................................         572
      44    9.00% 2023........................................          47
                                                                ----------
                                                                    15,058
                                                                ----------
            Total U.S. government agencies
              (cost $50,644)..................................  $   50,950
                                                                ----------
            Total long-term investments
              (cost $1,572,893)...............................  $1,648,087
                                                                ----------
SHORT-TERM INVESTMENTS -- 15.9%
            REPURCHASE AGREEMENTS -- 1.2%
$  4,009    Bank of America Securities TriParty Joint
              Repurchase Agreement,
              5.31%, 11/01/2006...............................  $    4,009
   2,358    Credit Suisse Securities TriParty Joint Repurchase
              Agreement,
              5.32%, 11/01/2006...............................       2,358
      94    Deutsche Bank Securities Joint Repurchase
              Agreement,
              5.25%, 11/01/2006...............................          94
   1,887    Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              5.30%, 11/01/2006...............................       1,887
   3,962    Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              5.32%, 11/01/2006...............................       3,962
   2,169    Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              5.29%, 11/01/2006...............................       2,169
   5,329    UBS Securities TriParty Joint Repurchase
              Agreement,
              5.31%, 11/01/2006...............................       5,329
                                                                ----------
                                                                    19,808
                                                                ----------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
SHORT-TERM INVESTMENTS -- (CONTINUED)
            FINANCE -- 2.0%
$  9,700    FHLB Discount Note,
              5.12%, 11/17/2006 (M)...........................  $    9,680
  25,000    FHLB Discount Note,
              5.12%, 11/21/2006 (M)...........................      24,929
                                                                ----------
                                                                    34,609
                                                                ----------
 SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 12.7%
 213,868    BNY Institutional Cash Reserve Fund...............  $  213,868
                                                                ----------
            Total short-term investments
              (cost $268,285).................................  $  268,285
                                                                ----------
            Total investments in securities
              (cost $1,841,178) (C)...........................  $1,916,372
                                                                ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 11.15% of total net assets at October 31, 2006.

  (A)The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at October 31, 2006, was $58,335, which represents 3.45% of total net assets.

  (C)At October 31, 2006, the cost of securities for federal income tax purposes was $1,851,510 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation........................  $102,527
      Unrealized depreciation........................   (37,665)
                                                       --------
      Net unrealized appreciation....................  $ 64,862
                                                       ========

  (D)Currently non-income producing.

  (G)Security is partially on loan at October 31, 2006.

  (I)Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at October 31, 2006, was $23,522, which represents 1.39% of total net assets.

  (L)Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2006.

  (M)The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

  (O)U.S. Treasury inflation-protection securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

  (Q)The cost of securities purchased on a when-issued or delayed delivery basis at October 31, 2006 was $13,106.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

       FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT OCTOBER 31, 2006

                                                                                                                     UNREALIZED
                                                                MARKET         CONTRACT          DELIVERY           APPRECIATION
DESCRIPTION                                 TRANSACTION         VALUE           AMOUNT             DATE            (DEPRECIATION)
-----------                                 -----------         ------         --------         ----------         --------------
Japanese Yen                                   Buy              $ 402           $  397          11/01/2006              $ 5
Japanese Yen                                   Buy              3,112            3,103          11/02/2006                9
Japanese Yen                                   Buy              1,704            1,691          11/06/2006               13
                                                                                                                        ---
                                                                                                                        $27
                                                                                                                        ===

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD AGGRESSIVE GROWTH ALLOCATION FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
 AFFILIATED INVESTMENT COMPANIES -- 100.0%
EQUITY FUNDS -- 100.0%
    625     Hartford Capital Appreciation Fund, Class Y.......  $ 26,389
  2,245     Hartford Disciplined Equity Fund, Class Y.........    30,494
    169     Hartford Dividend and Growth Fund, Class Y........     3,668
     56     Hartford Equity Income Fund, Class Y..............       790
    577     Hartford Global Leaders Fund, Class Y.............    11,628
    705     Hartford Growth Fund, Class Y (D).................    13,318
    244     Hartford Growth Opportunities Fund, Class Y.......     7,331
    552     Hartford International Capital Appreciation Fund,
              Class Y.........................................     8,376
    252     Hartford International Opportunities Fund, Class
              Y...............................................     4,207
    903     Hartford International Small Company Fund, Class
              Y...............................................    14,775
    233     Hartford MidCap Value Fund, Class Y...............     3,488
    291     Hartford Select MidCap Growth Fund, Class Y.......     3,307
    205     Hartford Select MidCap Value Fund, Class Y........     2,537
     73     Hartford Select SmallCap Growth Fund, Class Y
              (D).............................................       776
    123     Hartford Select SmallCap Value Fund, Class Y......     1,344
    674     Hartford Small Company Fund, Class Y (D)..........    15,331
    608     Hartford SmallCap Growth Fund, Class Y (D)........    19,431
  1,535     Hartford Value Fund, Class Y......................    19,814
    779     Hartford Value Opportunities Fund, Class Y........    14,402
                                                                --------
            Total investments in affiliated
              investment companies
              (cost $179,346) (C).............................  $201,406
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

  (C)At October 31, 2006, the cost of securities for federal income tax purposes was $179,348 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation.........................  $22,058
      Unrealized depreciation.........................       --
                                                        -------
      Net unrealized appreciation.....................  $22,058
                                                        =======

  (D)Currently non-income producing.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD BALANCED ALLOCATION FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
 AFFILIATED INVESTMENT COMPANIES -- 99.8%
EQUITY FUNDS -- 59.8%
   1,891    Hartford Capital Appreciation Fund, Class Y.......  $ 79,773
   3,136    Hartford Disciplined Equity Fund, Class Y.........    42,589
     907    Hartford Dividend and Growth Fund, Class Y........    19,706
     158    Hartford Equity Income Fund, Class Y..............     2,216
   1,858    Hartford Global Leaders Fund, Class Y.............    37,421
     631    Hartford Growth Fund, Class Y (D).................    11,914
     809    Hartford Growth Opportunities Fund, Class Y.......    24,302
   2,031    Hartford International Capital Appreciation Fund,
              Class Y.........................................    30,815
     752    Hartford International Opportunities Fund, Class
              Y...............................................    12,537
     774    Hartford International Small Company Fund, Class
              Y...............................................    12,672
     836    Hartford MidCap Value Fund, Class Y...............    12,537
   1,050    Hartford Select MidCap Growth Fund, Class Y.......    11,931
     688    Hartford Select MidCap Value Fund, Class Y........     8,535
     182    Hartford Select SmallCap Growth Fund, Class Y
              (D).............................................     1,932
   1,702    Hartford Small Company Fund, Class Y (D)..........    38,696
     665    Hartford SmallCap Growth Fund, Class Y (D)........    21,231
     580    Hartford Stock Fund, Class Y......................    12,736
   1,574    Hartford Value Fund, Class Y......................    20,314
   2,012    Hartford Value Opportunities Fund, Class Y........    37,182
                                                                --------
            Total equity funds
              (cost $385,371).................................  $439,039
                                                                --------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
 FIXED INCOME FUNDS -- 38.6%
   3,757    Hartford Floating Rate Fund, Class Y..............  $ 37,983
   1,624    Hartford High Yield Fund, Class Y.................    12,860
   4,514    Hartford Income Fund, Class Y.....................    46,587
   6,477    Hartford Inflation Plus Fund, Class Y.............    67,681
   4,425    Hartford Short Duration Fund, Class Y.............    43,721
   6,987    Hartford Total Return Bond Fund, Class Y..........    74,829
                                                                --------
            Total fixed income funds
              (cost $286,309).................................  $283,661
                                                                --------
MONEY MARKET FUND -- 1.4%
  10,232    Hartford Money Market Fund, Class Y...............  $ 10,232
                                                                --------
            Total money market fund
              (cost $10,232)..................................  $ 10,232
                                                                --------
            Total investments in affiliated investment
              companies
              (cost $681,912) (C).............................  $732,932
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

  (C)At October 31, 2006, the cost of securities for federal income tax purposes was $681,959 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation.........................  $53,801
      Unrealized depreciation.........................   (2,828)
                                                        -------
      Net unrealized appreciation.....................  $50,973
                                                        =======

  (D)Currently non-income producing.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD BALANCED INCOME FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
  COMMON STOCK -- 45.4%
            BASIC MATERIALS -- 4.4%
     1      Air Products and Chemicals, Inc. .................   $    49
     3      Dow Chemical Co. .................................       126
     3      E.I. DuPont de Nemours & Co. .....................       115
     1      International Paper Co. ..........................        23
     2      Kimberly-Clark Corp. .............................       126
     2      Packaging Corp. of America........................        53
     1      PPG Industries, Inc. .............................        48
                                                                 -------
                                                                     540
                                                                 -------
            CAPITAL GOODS -- 1.1%
     1      Deere & Co. ......................................        43
     2      Pitney Bowes, Inc. ...............................        98
                                                                 -------
                                                                     141
                                                                 -------
            CONSUMER CYCLICAL -- 1.6%
     3      Altria Group, Inc. ...............................       203
                                                                 -------
            CONSUMER STAPLES -- 2.5%
     1      Campbell Soup Co. ................................        52
     1      General Mills, Inc. ..............................        74
     3      Kellogg Co. ......................................       131
     1      Weyerhaeuser Co. .................................        51
                                                                 -------
                                                                     308
                                                                 -------
            ENERGY -- 4.8%
     3      Chevron Corp. ....................................       215
     1      ConocoPhillips....................................        60
     4      Exxon Mobil Corp. ................................       271
     1      Royal Dutch Shell plc.............................        49
                                                                 -------
                                                                     595
                                                                 -------
            FINANCE -- 11.6%
     1      Allstate Corp. ...................................        80
     5      Bank of America Corp. ............................       264
     1      Bank of New York Co., Inc. .......................        21
     1      Chubb Corp. ......................................        69
     5      Citigroup, Inc. ..................................       225
     4      Host Hotels & Resorts, Inc. ......................        83
     2      JP Morgan Chase & Co. ............................       109
     2      PNC Financial Services Group, Inc. ...............       161
     1      SunTrust Banks, Inc. .............................        71
     3      UBS AG............................................       150
     2      US Bancorp........................................        74
     1      Wachovia Corp. ...................................        56
     2      Wells Fargo & Co. ................................        80
                                                                 -------
                                                                   1,443
                                                                 -------
            HEALTH CARE -- 3.3%
     2      Abbott Laboratories...............................        76
     1      AstraZeneca plc ADR...............................        29
     1      Baxter International, Inc. .......................        23
     3      Bristol-Myers Squibb Co. .........................        74
     2      Pfizer, Inc. .....................................        53
     3      Wyeth.............................................       138
                                                                 -------
                                                                     393
                                                                 -------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            SERVICES -- 0.9%
     2      R.R. Donnelley & Sons Co. ........................   $    61
     2      Waste Management, Inc. ...........................        56
                                                                 -------
                                                                     117
                                                                 -------
            TECHNOLOGY -- 8.6%
     8      AT&T, Inc. .......................................       281
     4      BellSouth Corp. ..................................       180
     2      Chunghwa Telecom Co., Ltd. ADR....................        37
     8      General Electric Co. .............................       280
     5      Taiwan Semiconductor Manufacturing Co., Ltd.
              ADR.............................................        49
     4      Verizon Communications, Inc. .....................       163
     2      Vodafone Group plc ADR............................        62
                                                                 -------
                                                                   1,052
                                                                 -------
            UTILITIES -- 6.6%
     1      American Electric Power Co., Inc. ................        58
     1      Consolidated Edison, Inc. ........................        68
     1      Dominion Resources, Inc. .........................       105
    --      Entergy Corp. ....................................        26
     2      Exelon Corp. .....................................        93
     5      FPL Group, Inc. ..................................       270
     2      PPL Corp. ........................................        66
     1      SCANA Corp. ......................................        44
     2      Southern Co. .....................................        66
                                                                 -------
                                                                     796
                                                                 -------
            Total common stock
              (cost $5,286)...................................   $ 5,588
                                                                 -------
PRINCIPAL
AMOUNT
---------
  ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES -- 4.7%
            FINANCE -- 4.7%
  $ 75      BMW Vehicle Owner Trust,
              3.32%, 02/25/2009...............................   $    74
   100      Carmax Auto Owner Trust,
              4.34%, 09/15/2010...............................        98
    97      Chase Commercial Mortgage Securities Corp.,
              6.39%, 11/18/2030...............................        99
   100      Commercial Mortgage Pass-Through Certificates,
              5.96%, 06/10/2046 (L)...........................       104
   100      Morgan Stanley Capital I,
              5.23%, 09/15/2042...............................       100
   100      Providian Gateway Master Trust,
              3.65%, 11/15/2011 (I)...........................        98
                                                                 -------
            Total asset & commercial
              mortgage backed securities
              (cost $565).....................................   $   573
                                                                 -------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
  CORPORATE BONDS: INVESTMENT GRADE -- 36.3%
            BASIC MATERIALS -- 1.0%
  $ 30      Agrium, Inc.,
              7.13%, 05/23/2036...............................   $    32
    25      Inco Ltd.,
              7.75%, 05/15/2012...............................        27
    20      Methanex Corp.,
              8.75%, 08/15/2012...............................        22
    20      Temple-Inland, Inc.,
              6.38%, 01/15/2016...............................        21
    25      Yara International ASA,
              5.25%, 12/15/2014 (I)...........................        24
                                                                 -------
                                                                     126
                                                                 -------
            CAPITAL GOODS -- 0.3%
    15      Goodrich Co.,
              6.29%, 07/01/2016...............................        16
    25      Tyco International Group S.A.,
              6.75%, 02/15/2011...............................        26
                                                                 -------
                                                                      42
                                                                 -------
            CONSUMER CYCLICAL -- 1.5%
    30      Altria Group, Inc.,
              7.00%, 11/04/2013...............................        33
    20      Avnet, Inc.,
              6.63%, 09/15/2016...............................        21
    20      D.R. Horton, Inc.,
              8.00%, 02/01/2009...............................        21
     5      DaimlerChrysler N.A. Holdings Corp.,
              5.75%, 05/18/2009...............................         5
    50      DaimlerChrysler N.A. Holdings Corp.,
              6.50%, 11/15/2013...............................        52
    20      DaimlerChrysler N.A. Holdings Corp.,
              8.50%, 01/18/2031...............................        24
     5      General Motors Corp.,
              8.38%, 07/15/2033...............................         4
    20      Pulte Homes, Inc.,
              7.88%, 08/01/2011...............................        23
                                                                 -------
                                                                     183
                                                                 -------
            CONSUMER STAPLES -- 2.0%
    25      Cia Brasileira de Bebidas,
              8.75%, 09/15/2013...............................        29
    25      Coca-Cola Enterprises, Inc.,
              6.70%, 10/15/2036...............................        28
    25      ConAgra Foods, Inc.,
              7.00%, 10/01/2028...............................        27
    45      Kraft Foods, Inc.,
              4.13%, 11/12/2009...............................        44
    35      PepsiAmericas, Inc.,
              4.88%, 01/15/2015...............................        34
    30      SABMiller plc,
              6.20%, 07/01/2011 (I)...........................        31
    20      Tyson Foods, Inc.,
              6.85%, 04/01/2016...............................        21

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
            CONSUMER STAPLES -- (CONTINUED)
  $ 30      Weyerhaeuser Co.,
              6.75%, 03/15/2012...............................   $    32
                                                                 -------
                                                                     246
                                                                 -------
            ENERGY -- 1.7%
    25      Amerada Hess Corp.,
              7.88%, 10/01/2029...............................        30
    15      Anadarko Petroleum Corp.,
              6.45%, 09/15/2036...............................        16
    15      Energy Transfer Partners,
              6.63%, 10/15/2036...............................        15
    20      Pemex Project Funding Master Trust,
              5.75%, 12/15/2015...............................        20
    10      Pemex Project Funding Master Trust,
              7.17%, 10/15/2009 (K)(L)........................        10
    30      Phillips Petroleum Co.,
              8.75%, 05/25/2010...............................        33
    30      Valero Energy Corp.,
              7.50%, 04/15/2032...............................        35
    25      Weatherford International Ltd.,
              6.50%, 08/01/2036...............................        26
    25      XTO Energy, Inc.,
              7.50%, 04/15/2012...............................        28
                                                                 -------
                                                                     213
                                                                 -------
            FINANCE -- 15.2%
    30      Ace Capital Trust II,
              9.70%, 04/01/2030...............................        41
    20      Allied World Assurance,
              7.50%, 08/01/2016...............................        21
    30      Allstate Finance Global Fund II,
              4.25%, 02/26/2010...............................        29
    30      American General Finance Corp.,
              4.63%, 05/15/2009...............................        30
    25      Ameriprise Financial, Inc.,
              5.35%, 11/15/2010...............................        25
    25      Archstone-Smith Operating Trust,
              5.25%, 05/01/2015...............................        25
    25      Avalonbay Communities, Inc.,
              7.50%, 08/01/2009...............................        26
    25      Axa S.A.,
              8.60%, 12/15/2030...............................        33
    10      Banco Mercantil Del Nort,
              6.14%, 10/13/2016 (I)...........................        10
    50      Bank of America Corp.,
              5.25%, 12/01/2015...............................        49
    60      Bank of America Corp.,
              7.40%, 01/15/2011...............................        65
    25      Brandywine Operating Partnership,
              5.75%, 04/01/2012...............................        25
    25      Camden Property Trust,
              4.38%, 01/15/2010...............................        24
    25      CIT Group, Inc.,
              6.00%, 04/01/2036...............................        25
    45      Citigroup, Inc.,
              5.00%, 09/15/2014...............................        44

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD BALANCED INCOME FUND

 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
CORPORATE BONDS: INVESTMENT GRADE -- (CONTINUED)
            FINANCE -- (CONTINUED)
  $ 20      Citigroup, Inc.,
              5.63%, 08/27/2012...............................   $    20
    75      Citigroup, Inc.,
              6.00%, 10/31/2033...............................        76
    25      Colonial Realty L.P.,
              6.05%, 09/01/2016...............................        25
    80      Credit Suisse First Boston USA, Inc.,
              5.13%, 08/15/2015...............................        79
    30      Developers Diversified Realty Corp.,
              5.00%, 05/03/2010...............................        30
    45      EOP Operating L.P.,
              6.80%, 01/15/2009...............................        46
    20      ERP Operating L.P.,
              6.95%, 03/02/2011...............................        21
    20      Everest Reinsurance Holdings, Inc.,
              8.75%, 03/15/2010...............................        22
    70      Goldman Sachs Group, Inc.,
              6.45%, 05/01/2036...............................        74
    50      Goldman Sachs Group, Inc.,
              6.65%, 05/15/2009...............................        52
    30      HBOS plc,
              6.00%, 11/01/2033 (I)...........................        31
    20      Health Care Property Investors, Inc.,
              6.30%, 09/15/2016...............................        20
   100      HSBC Finance Corp.,
              6.75%, 05/15/2011...............................       106
    20      International Lease Finance Corp.,
              5.63%, 09/20/2013...............................        20
    30      International Lease Finance Corp.,
              6.38%, 03/15/2009...............................        31
    25      Jefferies Group, Inc.,
              6.25%, 01/15/2036...............................        24
    30      John Deere Capital Corp.,
              5.40%, 04/07/2010...............................        30
    55      JP Morgan Chase & Co.,
              5.13%, 09/15/2014...............................        54
    70      JP Morgan Chase & Co.,
              6.75%, 02/01/2011...............................        74
    30      Kimco Realty Corp.,
              5.78%, 03/15/2016...............................        30
    25      Liberty Mutual Group, Inc.,
              5.75%, 03/15/2014 (I)...........................        25
    25      Liberty Property L.P.,
              7.75%, 04/15/2009...............................        26
    15      Lincoln National Corp.,
              6.15%, 04/07/2036...............................        16
    70      Merrill Lynch & Co., Inc.,
              6.00%, 02/17/2009...............................        71
    25      Metlife, Inc.,
              6.13%, 12/01/2011...............................        26
    10      Ministry Finance Russia,
              3.00%, 05/14/2008...............................        10
    45      Morgan Stanley,
              4.75%, 04/01/2014...............................        43

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
            FINANCE -- (CONTINUED)
  $ 10      Prudential Financial, Inc.,
              5.90%, 03/17/2036...............................   $    10
    30      Regency Centers L.P.,
              5.25%, 08/01/2015...............................        29
    30      Simon Property Group L.P.,
              5.10%, 06/15/2015...............................        29
    25      Simon Property Group L.P.,
              5.38%, 06/01/2011...............................        25
    10      St. Paul Travelers Cos., Inc.,
              5.75%, 03/15/2007...............................        10
    20      Symetra Financial Corp.,
              6.13%, 04/01/2016 (I)...........................        20
    10      Travelers Property Casualty Corp.,
              6.38%, 03/15/2033...............................        11
    20      United Dominion Realty Trust, Inc.,
              6.05%, 06/01/2013...............................        20
    25      UnitedHealth Group, Inc.,
              5.38%, 03/15/2016...............................        25
    35      Wachovia Corp.,
              4.88%, 02/15/2014...............................        34
    20      Western Union Co.,
              5.93%, 10/01/2016 (I)...........................        20
    30      Westfield Group,
              5.40%, 10/01/2012 (I)...........................        30
    25      WR Berkley Corp.,
              5.88%, 02/15/2013...............................        26
    25      XL Capital Europe plc,
              6.50%, 01/15/2012...............................        27
                                                                 -------
                                                                   1,870
                                                                 -------
            FOREIGN GOVERNMENTS -- 1.2%
    90      Russian Federation Government,
              5.00%, 03/31/2030 (K)...........................       101
    10      South Africa (Republic of),
              7.38%, 04/25/2012...............................        11
    35      United Mexican States,
              8.13%, 12/30/2019...............................        43
                                                                 -------
                                                                     155
                                                                 -------
            HEALTH CARE -- 0.4%
    30      AmerisourceBergenCorp.,
              5.88%, 09/15/2015...............................        29
    20      Schering-Plough Corp.,
              6.75%, 12/01/2033...............................        22
                                                                 -------
                                                                      51
                                                                 -------
            SERVICES -- 3.4%
    45      CBS Corp.,
              7.70%, 07/30/2010...............................        48
    30      Clear Channel Communication, Inc.,
              7.65%, 09/15/2010...............................        31
    35      Comcast Corp.,
              7.05%, 03/15/2033...............................        38
    50      COX Communications, Inc.,
              7.13%, 10/01/2012...............................        53
    20      Electronic Data Systems Corp.,
              7.45%, 10/15/2029...............................        22

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
CORPORATE BONDS: INVESTMENT GRADE -- (CONTINUED)
            SERVICES -- (CONTINUED)
  $ 10      Harrah's Operating Co., Inc.,
              5.50%, 07/01/2010...............................   $    10
    25      Harrah's Operating Co., Inc.,
              5.63%, 06/01/2015...............................        21
    25      Marriott International, Inc.,
              4.63%, 06/15/2012...............................        24
    30      News America, Inc.,
              6.20%, 12/15/2034...............................        29
    10      News America, Inc.,
              6.40%, 12/15/2035...............................        10
    10      News America, Inc.,
              7.28%, 06/30/2028...............................        11
    25      Omnicom Group, Inc.,
              5.90%, 04/15/2016...............................        25
    30      Time Warner Entertainment Co. L.P.,
              8.38%, 03/15/2023...............................        35
    25      Time Warner, Inc.,
              6.15%, 05/01/2007...............................        25
    10      Time Warner, Inc.,
              6.75%, 04/15/2011...............................        10
    25      Viacom, Inc.,
              6.25%, 04/30/2016...............................        26
                                                                 -------
                                                                     418
                                                                 -------
            TECHNOLOGY -- 6.1%
    10      AT&T, Inc.,
              5.10%, 09/15/2014...............................        10
    85      AT&T, Inc.,
              5.30%, 11/15/2010...............................        85
    10      Baltimore Gas and Electric,
              6.35%, 10/01/2036 (I)...........................        10
    30      Bellsouth Corp.,
              5.20%, 09/15/2014...............................        29
    35      British Telecommunications plc,
              8.38%, 12/15/2010...............................        39
    10      British Telecommunications plc,
              8.88%, 12/15/2030...............................        14
    40      Cingular Wireless Services, Inc.,
              8.75%, 03/01/2031...............................        52
    45      Comcast Cable Communications Holdings, Inc.,
              8.38%, 03/15/2013...............................        51
    15      Comcast Cable Communications, Inc.,
              6.75%, 01/30/2011...............................        16
    25      Deutsche Telekom International Finance B.V.,
              8.00%, 06/15/2010 (L)...........................        27
    35      Deutsche Telekom International Finance B.V.,
              8.25%, 06/15/2030...............................        43
    20      Embarq Corp.,
              7.08%, 06/01/2016...............................        20
    35      France Telecom S.A.,
              8.50%, 03/01/2031...............................        47
    30      Sprint Capital Corp.,
              6.13%, 11/15/2008...............................        30
    10      Sprint Capital Corp.,
              8.38%, 03/15/2012...............................        11

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
            TECHNOLOGY -- (CONTINUED)
  $ 30      Sprint Capital Corp.,
              8.75%, 03/15/2032...............................   $    37
    10      Telecom Italia Capital,
              5.25%, 10/01/2015...............................         9
    55      Telecom Italia Capital,
              6.20%, 07/18/2011...............................        56
    55      Telefonica Europe B.V.,
              8.25%, 09/15/2030...............................        67
    45      Verizon Global Funding Corp.,
              7.25%, 12/01/2010...............................        48
    45      Verizon Global Funding Corp.,
              7.75%, 12/01/2030...............................        53
                                                                 -------
                                                                     754
                                                                 -------
            TRANSPORTATION -- 0.3%
    37      American Airlines, Inc.,
              3.86%, 07/09/2010...............................        35
                                                                 -------
            UTILITIES -- 3.2%
    30      American Electric Power Co., Inc.,
              5.38%, 03/15/2010...............................        30
    15      Commonwealth Edison Co.,
              5.95%, 08/15/2016...............................        15
    45      Dominion Resources, Inc.,
              6.25%, 06/30/2012...............................        47
    10      Duke Capital, LLC,
              6.25%, 02/15/2013...............................        10
    35      Duke Capital, LLC,
              7.50%, 10/01/2009...............................        37
    10      Exelon Generation Co. LLC,
              6.95%, 06/15/2011...............................        11
    30      Kinder Morgan Energy Partners L.P.,
              6.75%, 03/15/2011...............................        31
    10      Kinder Morgan Energy Partners L.P.,
              7.30%, 08/15/2033...............................        11
    45      Midamerican Energy Holdings Co.,
              6.13%, 04/01/2036...............................        46
    30      Nisource Finance Corp.,
              7.88%, 11/15/2010...............................        32
    40      Progress Energy Inc.,
              6.85%, 04/15/2012...............................        43
    35      PSEG Power LLC,
              3.75%, 04/01/2009...............................        34
    10      PSEG Power LLC,
              8.63%, 04/15/2031...............................        13
    10      Southwestern Public Service,
              6.00%, 10/01/2036...............................        10
    20      TXU Energy Co.,
              7.00%, 03/15/2013...............................        21
                                                                 -------
                                                                     391
                                                                 -------
            Total corporate bonds:
              investment grade
              (cost $4,384)...................................   $ 4,484
                                                                 -------

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD BALANCED INCOME FUND

 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
  CORPORATE BONDS: NON-INVESTMENT GRADE -- 9.7%
            BASIC MATERIALS -- 0.7%
  $ 25      FastenTech, Inc.,
              11.50%, 05/01/2011..............................   $    26
    20      Huntsman LLC,
              11.63%, 10/15/2010..............................        22
    20      Novelis, Inc.,
              8.25%, 02/15/2015 (I)...........................        19
    20      Texas Industries, Inc.,
              7.25%, 07/15/2013...............................        20
                                                                 -------
                                                                      87
                                                                 -------
            CONSUMER CYCLICAL -- 0.5%
    20      IKON Office Solutions, Inc.,
              7.75%, 09/15/2015...............................        21
    15      Insurance Auto Auctions, Inc.,
              11.00%, 04/01/2013..............................        15
    20      TRW Automotive, Inc.,
              11.00%, 02/15/2013..............................        22
                                                                 -------
                                                                      58
                                                                 -------
            CONSUMER STAPLES -- 0.1%
    15      Reynolds American, Inc.,
              7.25%, 06/01/2013 (I)...........................        16
                                                                 -------
            ENERGY -- 0.6%
    25      Chesapeake Energy Corp.,
              6.50%, 08/15/2017...............................        24
    10      Delta Petroleum Corp.,
              7.00%, 04/01/2015...............................         9
    10      Petrohawk Energy Corp.,
              9.13%, 07/15/2013 (I)...........................        10
    25      Williams Cos., Inc.,
              8.13%, 03/15/2012...............................        27
                                                                 -------
                                                                      70
                                                                 -------
            FINANCE -- 0.9%
    10      Ford Motor Credit Co.,
              8.63%, 11/01/2010...............................        10
    15      Ford Motor Credit Co.,
              9.82%, 04/15/2012 (L)...........................        16
    25      General Motors Acceptance Corp.,
              6.88%, 08/28/2012...............................        25
    10      General Motors Acceptance Corp.,
              7.25%, 03/02/2011...............................        10
    15      Host Marriott L.P.,
              6.38%, 03/15/2015...............................        15
    20      Neff Rental LLC,
              11.25%, 06/15/2012 (I)..........................        22
    10      United Rentals North America, Inc.,
              7.00%, 02/15/2014...............................        10
                                                                 -------
                                                                     108
                                                                 -------
            FOREIGN GOVERNMENTS -- 3.8%
    10      Argentina (Republic of),
              1.20%, 12/31/2038 (L)...........................         6
    38      Argentina (Republic of),
              5.59%, 08/03/2012 (L)...........................        35

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
            FOREIGN GOVERNMENTS -- (CONTINUED)
  $ 11      Argentina (Republic of),
              8.28%, 12/31/2033...............................   $    11
    25      Argentina (Republic of),
              11.96%, 02/20/2008 (L)..........................         8
    60      Brazil (Republic of),
              7.88%, 03/07/2015...............................        66
    15      Brazil (Republic of),
              8.25%, 01/20/2034...............................        18
    55      Brazil (Republic of),
              8.88%, 10/14/2019...............................        66
    30      Colombia (Republic of),
              8.25%, 12/22/2014...............................        34
     5      Costa Rica (Republic of),
              10.00%, 08/01/2020 (K)..........................         6
     5      Costa Rica (Republic of),
              8.05%, 01/31/2013 (K)...........................         5
    10      Ecuador (Republic of),
              10.00%, 08/15/2030 (K)..........................        10
     5      Panama (Republic of),
              7.25%, 03/15/2015...............................         5
    10      Panama (Republic of),
              9.38%, 07/23/2012...............................        12
    15      Peru (Republic of),
              8.75%, 11/21/2033...............................        19
    45      Philippines (Republic of),
              9.38%, 01/18/2017...............................        54
     5      Turkey (Republic of),
              6.88%, 03/17/2036...............................         5
    60      Turkey (Republic of),
              7.25%, 03/15/2015...............................        62
     5      Turkey (Republic of),
              8.00%, 02/14/2034...............................         5
    81      Uruguay Government International Bond,
              5.00%, 09/14/2018...............................         4
    45      Venezuela (Republic of),
              5.75%, 02/26/2016...............................        41
                                                                 -------
                                                                     472
                                                                 -------
            HEALTH CARE -- 0.4%
    30      CDRV Investors, Inc.,
              11.53%, 01/01/2015 (M)..........................        23
    20      Elan Financial plc,
              9.41%, 11/15/2011 (L)...........................        20
    10      Tenet Healthcare Corp.,
              9.88%, 07/01/2014...............................        10
                                                                 -------
                                                                      53
                                                                 -------
            SERVICES -- 1.0%
    20      AMC Entertainment, Inc.,
              8.00%, 03/01/2014...............................        19
    10      Liberty Media Corp.,
              7.88%, 07/15/2009...............................        10
    20      R.H. Donnelley Corp.,
              8.88%, 01/15/2016...............................        21
     5      Service Corp. International,
              7.38%, 10/01/2014 (I)...........................         5

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
CORPORATE BONDS: NON-INVESTMENT
GRADE -- (CONTINUED)
            SERVICES -- (CONTINUED)
  $ 10      Service Corp. International,
              8.00%, 06/15/2017 (I)...........................   $    10
    24      SunGard Data Systems, Inc.,
              9.13%, 08/15/2013...............................        25
    20      Virgin River Casino Corp.,
              9.00%, 01/15/2012...............................        20
    10      West Corp.,
              11.00%, 10/15/2016 (I)..........................        10
                                                                 -------
                                                                     120
                                                                 -------
            TECHNOLOGY -- 1.2%
    20      Charter Communications Operating LLC,
              8.00%, 04/30/2012 (I)...........................        20
    20      Dobson Cellular Systems,
              8.38%, 11/01/2011...............................        21
    20      Intelsat Subsidiary Holding Co. Ltd.,
              8.25%, 01/15/2013...............................        20
    20      Mediacom Broadband LLC,
              8.50%, 10/15/2015...............................        20
    20      Qwest Corp.,
              7.63%, 06/15/2015...............................        21
    20      UGS Corp.,
              10.00%, 06/01/2012..............................        22
    25      Windstream Corp.,
              8.13%, 08/01/2013 (I)...........................        27
                                                                 -------
                                                                     151
                                                                 -------
            TRANSPORTATION -- 0.2%
    29      Continental Airlines, Inc.,
              9.80%, 04/01/2021...............................        30
                                                                 -------
            UTILITIES -- 0.3%
    10      Aquila, Inc.,
              14.88%, 07/01/2012..............................        13
    20      TXU Corp.,
              6.50%, 11/15/2024...............................        19
                                                                 -------
                                                                      32
                                                                 -------
            Total corporate bonds:
              non-investment grade
              (cost $1,171)...................................   $ 1,197
                                                                 -------
U.S. GOVERNMENT SECURITIES -- 0.0%
            U.S. TREASURY SECURITIES -- 0.0%
  $  5      6.00% 2026 (S)....................................   $     6
                                                                 -------
            Total U.S. government securities
              (cost $6).......................................   $     6
                                                                 -------
            Total long-term investments
              (cost $11,412)..................................   $11,848
                                                                 -------
SHORT-TERM INVESTMENTS -- 5.7%
            REPURCHASE AGREEMENTS -- 5.7%
  $141      Bank of America Securities TriParty Joint
              Repurchase Agreement,
              5.31%, 11/01/2006...............................   $   141

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
            REPURCHASE AGREEMENTS -- (CONTINUED)
  $ 83      Credit Suisse Securities TriParty Joint Repurchase
              Agreement,
              5.32%, 11/01/2006...............................   $    83
     3      Deutsche Bank Securities Joint Repurchase
              Agreement,
              5.25%, 11/01/2006...............................         3
    66      Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              5.30%, 11/01/2006...............................        66
   140      Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              5.32%, 11/01/2006...............................       140
    77      Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              5.29%, 11/01/2006...............................        77
   188      UBS Securities TriParty Joint Repurchase
              Agreement,
              5.31%, 11/01/2006...............................       188
                                                                 -------
            Total short-term investments
              (cost $698).....................................   $   698
                                                                 -------
            Total investments in securities
              (cost $12,110) (C)..............................   $12,546
                                                                 =======

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 13.04% of total net assets at October 31, 2006.

  (C)At October 31, 2006, the cost of securities for federal income tax purposes was $12,112 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation............................  $451
      Unrealized depreciation............................   (17)
                                                           ----
      Net unrealized appreciation........................  $434
                                                           ====

  (I)Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at October 31, 2006, was $438, which represents 3.55% of total net assets.

  (K)Securities contain some restrictions as to public resale. These securities comply with Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, and are determined to be liquid. At October 31, 2006, the market value of these securities amounted to $132 or 1.07% of net assets.

  (L)Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2006.

  (M)The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD BALANCED INCOME FUND

 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

  (S)Security pledged as initial margin deposit for open futures contracts at October 31, 2006.

               FUTURES CONTRACTS OUTSTANDING AT OCTOBER 31, 2006

                                                                                                                     UNREALIZED
                                                        NUMBER OF                                                   APPRECIATION
DESCRIPTION                                             CONTRACTS         POSITION           EXPIRATION            (DEPRECIATION)
-----------                                             ---------         --------           ----------            --------------
CBT 5 Year U.S. Treasury Note futures contracts             3               Long            December 2006               $ 1
CBT 10 Year U.S. Treasury Note futures contract             1              Short            December 2006                (1)
                                                                                                                        ---
                                                                                                                        $--
                                                                                                                        ===

These contracts had a market value of $425 as of October 31, 2006.

       FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT OCTOBER 31, 2006

                                                                                                                     UNREALIZED
                                                                MARKET         CONTRACT          DELIVERY           APPRECIATION
DESCRIPTION                                 TRANSACTION         VALUE           AMOUNT             DATE            (DEPRECIATION)
-----------                                 -----------         ------         --------         ----------         --------------
Brazilian Real                                  Buy              $ 7             $ 7            12/20/2006             $  --
Euro                                           Sell                5               5            12/20/2006                --
Peruvian New Sol                                Buy               14              14            12/20/2006                --
                                                                                                                       -----
                                                                                                                       $  --
                                                                                                                       =====

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD CAPITAL APPRECIATION FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                   MARKET
  SHARES                                                          VALUE (W)
----------                                                       -----------
COMMON STOCK -- 92.9%
             BASIC MATERIALS -- 10.9%
     1,809   Aracruz Celulose S.A. ADR (G).....................  $    99,543
     1,502   Arch Coal, Inc. (G)...............................       52,014
     2,551   BHP Billiton Ltd. ADR (G).........................      108,596
     4,202   Cameco Corp. (G)..................................      147,602
     6,070   Companhia Vale do Rio Doce ADR (G)................      154,429
     5,216   Dow Chemical Co. .................................      212,745
     2,150   Peabody Energy Corp. .............................       90,240
       780   Phelps Dodge Corp. ...............................       78,337
       583   Potash Corp. of Saskatchewan......................       72,779
     2,629   Rio Tinto plc (A).................................      145,446
     1,695   Teck Cominco Ltd. Class B (D).....................      124,734
     4,677   Vedanta Resources plc (A).........................      129,643
     4,160   Xstrata plc (A)...................................      177,113
                                                                 -----------
                                                                   1,593,221
                                                                 -----------
             CAPITAL GOODS -- 7.5%
     2,205   3M Co. ...........................................      173,811
    10,662   ABB Ltd. ADR......................................      159,069
     1,800   Boeing Co. .......................................      143,748
     1,500   Caterpillar, Inc. ................................       91,065
       857   Deere & Co. (G)...................................       72,931
     2,704   Ingersoll-Rand Co. Class A (G)....................       99,275
     1,681   ITT Corp. ........................................       91,402
     1,561   Joy Global, Inc. .................................       61,031
       852   National Oilwell Varco, Inc. (D)..................       51,437
     8,483   Xerox Corp. (D)...................................      144,209
                                                                 -----------
                                                                   1,087,978
                                                                 -----------
             CONSUMER CYCLICAL -- 6.6%
     2,261   eBay, Inc. (D)....................................       72,646
     5,441   Federated Department Stores, Inc. ................      238,931
     7,340   Gap, Inc. ........................................      154,287
     2,304   Lotte Shopping Co. GDR (D)........................       43,202
     5,458   Toyota Motor Corp. (A)............................      322,282
     2,811   Wal-Mart Stores, Inc. ............................      138,521
                                                                 -----------
                                                                     969,869
                                                                 -----------
             CONSUMER STAPLES -- 3.1%
     3,050   Bunge Ltd. (G)....................................      195,535
     3,217   Constellation Brands, Inc. Class A (D)............       88,444
     1,270   Cosan S.A. Industria E Comercio (D)...............       21,644
     2,250   Procter & Gamble Co. .............................      142,634
                                                                 -----------
                                                                     448,257
                                                                 -----------
             ENERGY -- 5.7%
     7,143   Halliburton Co. (G)...............................      231,070
     1,800   Occidental Petroleum Corp. .......................       84,492
     3,284   Sasol Ltd. ADR....................................      112,335
       900   Valero Energy Corp. ..............................       47,097
     4,556   Weatherford International Ltd. (D)................      187,169
     3,500   XTO Energy, Inc. .................................      163,310
                                                                 -----------
                                                                     825,473
                                                                 -----------
             FINANCE -- 14.6%
     4,785   ACE Ltd. .........................................      273,940
       943   Aflac, Inc. ......................................       42,351

                                                                   MARKET
  SHARES                                                          VALUE (W)
----------                                                       -----------
             FINANCE -- (CONTINUED)
    17,756   Akbank T.A.S. (A).................................  $   100,049
     1,300   American International Group, Inc. ...............       87,321
     1,844   Assurant, Inc. (G)................................       97,121
       201   Augsburg Re AG (A)(H).............................           33
     1,559   Capital One Financial Corp. (G)...................      123,691
     3,130   Citigroup, Inc. (G)...............................      157,011
       750   Countrywide Financial Corp. ......................       28,590
     2,496   European Capital Ltd. (A)(D)(H)(Y)PFIC............       30,540
       792   Federal Home Loan Mortgage Corp. .................       54,605
     9,014   ICICI Bank Ltd. (D) (I)...........................      155,133
    75,000   Industrial and Commercial Bank of China...........       33,560
     1,000   Muenchener Rueckversicherungs-Gesellschaft AG
               (A).............................................      162,630
       269   ORIX Corp. (A)PFIC................................       75,596
     6,426   Reliance Zero (A)(D)(I)...........................      175,304
     1,121   UBS AG (G)........................................       67,093
     3,234   Uniao de Bancos Brasileiros S.A. GDR (G)..........      254,693
     2,677   WellPoint, Inc. (D)...............................      204,293
                                                                 -----------
                                                                   2,123,554
                                                                 -----------
             HEALTH CARE -- 5.1%
     1,878   AstraZeneca plc ADR...............................      110,233
     2,500   Boston Scientific Corp. (D)(G)....................       39,775
     3,307   Eli Lilly & Co. ..................................      185,236
       848   Sanofi-Aventis S.A. (A)...........................       72,174
     4,643   Teva Pharmaceutical Industries Ltd. ADR (G).......      153,080
     3,466   Wyeth (G).........................................      176,844
                                                                 -----------
                                                                     737,342
                                                                 -----------
             SERVICES -- 6.2%
       736   Fluor Corp. ......................................       57,685
        25   Harvey Weinstein Master L.P. (A)(D)(H)............       30,541
     7,085   News Corp. Class A................................      147,718
     2,127   Starwood Hotels & Resorts.........................      127,091
    13,000   Sun Microsystems, Inc. (D)........................       70,590
       891   United Parcel Service, Inc. Class B (G)...........       67,152
     2,859   Viacom, Inc. Class B (D)..........................      111,276
     9,345   Walt Disney Co. ..................................      294,007
                                                                 -----------
                                                                     906,060
                                                                 -----------
             TECHNOLOGY -- 29.3%
     4,038   Adobe Systems, Inc. (D)(G)........................      154,465
     2,031   Amdocs Ltd. (D)...................................       78,725
     1,800   America Movil S.A. de C.V. ADR....................       77,166
     6,044   AT&T, Inc. (G)....................................      206,993
     4,703   Broadcom Corp. Class A (D)........................      142,354
    14,949   China Mobile Ltd. (A).............................      121,441
    10,184   Cisco Systems, Inc. (D)...........................      245,745
    11,735   Citigroup Global Certificate -- Bharti
               Televentures (A)(D)(I)..........................      138,117
     1,661   Cognex Corp. (G)..................................       38,246
     4,527   Corning, Inc. (D).................................       92,478
    22,332   EMC Corp. (D).....................................      273,571
     9,942   General Electric Co. .............................      349,050
       524   Google, Inc. (D)(G)...............................      249,676
     4,699   Hewlett-Packard Co. ..............................      182,020

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD CAPITAL APPRECIATION FUND

 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                   MARKET
  SHARES                                                          VALUE (W)
----------                                                       -----------
COMMON STOCK -- (CONTINUED)
             TECHNOLOGY -- (CONTINUED)
    11,608   Hon Hai Precision Industry Co., Ltd. (A)..........  $    75,081
     1,040   International Business Machines Corp. ............       95,986
     1,217   L-3 Communications Holdings, Inc. ................       97,969
     3,331   Lockheed Martin Corp. ............................      289,573
     7,546   Medtronic, Inc. (G)...............................      367,359
       900   Mobile Telesystems OJSC ADR (G)...................       39,672
    10,462   Motorola, Inc. ...................................      241,256
     8,813   Oracle Corp. (D)(G)...............................      162,769
       900   Qualcomm, Inc. (G)................................       32,751
       106   Rakuten, Inc. (A).................................       47,111
     2,135   Raytheon Co. .....................................      106,618
       456   Samsung Electronics Co., Ltd. (A).................      295,084
     4,392   Turkcell Iletisim Hizmet ADR......................       63,422
                                                                 -----------
                                                                   4,264,698
                                                                 -----------
             TRANSPORTATION -- 1.9%
     1,400   ACE Aviation Holdings, Inc. (D)...................       48,611
    67,533   Air China Ltd. (A)................................       33,831
     2,800   Royal Caribbean Cruises Ltd. (G)..................      113,400
     3,215   Ryanair Holdings plc (A)(D)(I)....................       36,311
       990   US Airways Group, Inc. (D)(J).....................       49,340
                                                                 -----------
                                                                     281,493
                                                                 -----------
             UTILITIES -- 2.0%
     2,865   American Electric Power Co., Inc. ................      118,693
       700   Exelon Corp. .....................................       43,386
     2,155   TXU Corp. ........................................      136,033
                                                                 -----------
                                                                     298,112
                                                                 -----------
             Total common stock
               (cost $11,456,905)..............................  $13,536,057
                                                                 -----------
PREFERRED STOCKS -- 0.0%
             TECHNOLOGY -- 0.0%
         8   SensAble Technologies, Inc. (A)(H)................  $        --
                                                                 -----------
             Total preferred stocks
               (cost $4,000)...................................  $        --
                                                                 -----------
PRINCIPAL
  AMOUNT
----------
CORPORATE BONDS: INVESTMENT GRADE -- 0.2%
             FINANCE -- 0.2%
$      397   Augsburg Re AG,
               0.00%, 12/31/2049 (A)(H)(X).....................  $       379
    23,500   UBS Luxembourg S.A.,
               6.23%, 02/11/2015...............................       23,748
                                                                 -----------
             Total corporate bonds: investment grade
               (cost $24,699)..................................  $    24,127
                                                                 -----------
             Total long-term investments
               (cost $11,485,604)..............................  $13,560,184
                                                                 -----------

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE (W)
----------                                                       -----------
SHORT-TERM INVESTMENTS -- 15.9%
             FINANCE -- 6.3%
$  186,233   Bank of America Securities TriParty Joint
               Repurchase Agreement,
               5.31%, 11/01/2006...............................  $   186,233
   109,549   Credit Suisse Securities TriParty Joint Repurchase
               Agreement,
               5.32%, 11/01/2006...............................      109,549
     4,369   Deutsche Bank Securities Joint Repurchase
               Agreement,
               5.25%, 11/01/2006...............................        4,369
    87,639   Deutsche Bank Securities TriParty Joint Repurchase
               Agreement,
               5.30%, 11/01/2006...............................       87,639
   184,042   Deutsche Bank Securities TriParty Joint Repurchase
               Agreement,
               5.32%, 11/01/2006...............................      184,042
   100,785   Morgan Stanley & Co., Inc. TriParty Joint
               Repurchase Agreement,
               5.29%, 11/01/2006...............................      100,785
   247,580   UBS Securities TriParty Joint Repurchase
               Agreement,
               5.31%, 11/01/2006...............................      247,580
                                                                 -----------
                                                                     920,197
                                                                 -----------
  SHARES
----------
             SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
             LENDING -- 9.6%
 1,360,330   BNY Institutional Cash Reserve Fund...............    1,360,330
       103   Evergreen Institutional Money Market Fund.........          103
    37,661   Lehman Brothers Repurchase Agreement,
               5.24%, 11/01/2006...............................       37,661
                                                                 -----------
                                                                   1,398,094
                                                                 -----------
             Total short-term investments
               (cost $2,318,291)...............................  $ 2,318,291
                                                                 -----------
             Total investments in securities
               (cost $13,803,895) (C)..........................  $15,878,475
                                                                 ===========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 29.66% of total net assets at October 31, 2006.

  (A)The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at October 31, 2006, was $2,168,706, which represents 14.89% of total net assets.

  (C)At October 31, 2006, the cost of securities for federal income tax purposes was $13,820,622 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation.......................  $2,225,011
      Unrealized depreciation.......................    (167,158)
                                                      ----------
      Net unrealized appreciation...................  $2,057,853
                                                      ==========

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

  (D)  Currently non-income producing.

  (G)  Security is partially on loan at October 31, 2006.

  (H) The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

      PERIOD ACQUIRED  SHARES/PAR           SECURITY           COST BASIS
      ---------------  ----------           --------           ----------
      June, 2006           201      Augsburg Re AG - 144A       $    64
      June, 2006           397      Augsburg Re AG - 144A,          739
                                    0.00%, 12/31/2049
      October, 2005 -    2,496      European Capital Ltd. -      30,778
      September, 2006               Reg D
      October, 2005         25      Harvey Weinstein Master      23,636
                                    L.P. - Reg D
      April, 2000            8      SensAble Technologies,        4,000
                                    Inc. - Reg D

       The aggregate value of these securities at October 31, 2006 was $61,493 which represents 0.42% of total net assets.

  (I) Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at October 31, 2006, was $504,865, which represents 3.47% of total net assets.


  (J) Securities exempt from registration under Regulation D of the Securities Act of 1933. These securities are determined to be liquid. At October 31, 2006, the market value of these securities was $49,340, which represents 0.34% of total net assets.

  (L) Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2006.

   +   Convertible debt security.

  (Y) As of October 31, 2006, the Fund has future commitments to purchase an additional 1,104 shares in the amount of 11,039 EURO.

  (W) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

       FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT OCTOBER 31, 2006

                                                                                                                  UNREALIZED
                                                                            MARKET   CONTRACT     DELIVERY       APPRECIATION
DESCRIPTION                                                   TRANSACTION   VALUE     AMOUNT        DATE        (DEPRECIATION)
-----------                                                   -----------   ------   --------     --------      --------------
Hong Kong Dollars                                                Sell       $3,251    $3,250     11/02/2006          $(1)
                                                                                                                     ===

DIVERSIFICATION BY COUNTRY
October 31, 2006

                                                  PERCENTAGE OF
COUNTRY                                            NET ASSETS
---------------------------------------------------------------
Australia                                               0.7%
---------------------------------------------------------------
Brazil                                                  3.6
---------------------------------------------------------------
Canada                                                  2.7
---------------------------------------------------------------
China                                                   0.5
---------------------------------------------------------------
France                                                  0.5
---------------------------------------------------------------
Germany                                                 1.3
---------------------------------------------------------------
Hong Kong                                               0.8
---------------------------------------------------------------
India                                                   2.3
---------------------------------------------------------------
Ireland                                                 0.2
---------------------------------------------------------------
Israel                                                  1.1
---------------------------------------------------------------
Japan                                                   3.1
---------------------------------------------------------------
Liberia                                                 0.8
---------------------------------------------------------------
Luxembourg                                              1.1
---------------------------------------------------------------

---------------------------------------------------------------
                                                  PERCENTAGE OF
COUNTRY                                            NET ASSETS
Mexico                                                  0.5
---------------------------------------------------------------
Russia                                                  0.3
---------------------------------------------------------------
South Africa                                            0.8
---------------------------------------------------------------
South Korea                                             2.3
---------------------------------------------------------------
Switzerland                                             1.6
---------------------------------------------------------------
Taiwan                                                  0.5
---------------------------------------------------------------
Turkey                                                  1.1
---------------------------------------------------------------
United Kingdom                                          3.9
---------------------------------------------------------------
United States                                          63.4
---------------------------------------------------------------
Short-Term Investments                                 15.9
---------------------------------------------------------------
Other Assets & Liabilities                             (9.0)
---------------------------------------------------------------
TOTAL                                                 100.0%
---------------------------------------------------------------

PFIC -- Passive Foreign Investment Company

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD CAPITAL APPRECIATION II FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
 COMMON STOCK -- 93.5%
            BASIC MATERIALS -- 11.0%
    112     Alcoa, Inc. ......................................  $  3,247
      7     Allegheny Technologies, Inc. .....................       559
     10     Aracruz Celulose S.A. ADR.........................       568
     39     Arch Coal, Inc. ..................................     1,367
     16     BHP Billiton Ltd. ADR.............................       685
    119     Cameco Corp. .....................................     4,177
     14     Celanese Corp. ...................................       282
     15     Century Aluminum Co. (D)..........................       592
     75     Chemtura Corp. ...................................       642
     14     Cleveland-Cliffs, Inc. ...........................       593
    142     Companhia Vale do Rio Doce ADR....................     3,608
     16     Cytec Industries, Inc. ...........................       870
     35     Dow Chemical Co. .................................     1,435
     14     E.I. DuPont de Nemours & Co. .....................       641
     36     Energy Resources Of Australia Limited (A).........       499
      4     FMC Corp. (D).....................................       281
     26     Goldcorp, Inc. ...................................       691
     43     Ivanhoe Mines Ltd. (D)............................       443
     83     Jarden Corp. (D)..................................     2,995
     12     Martin Marietta Materials, Inc. ..................     1,056
     11     Michelin (C.G.D.E.) Class B (A)...................       935
     15     Owens-Illinois, Inc. (D)..........................       254
    146     Oxiana Ltd. (A)...................................       379
     14     Peabody Energy Corp. .............................       577
      6     Phelps Dodge Corp. ...............................       647
      4     Potash Corp. of Saskatchewan......................       437
     13     Rio Tinto plc (A).................................       724
     19     Silver Standard Resources, Inc. (D)...............       472
     53     Smurfit-Stone Container Corp. (D).................       565
     12     Teck Cominco Ltd. Class B (D).....................       854
     18     Temple-Inland, Inc. ..............................       710
     14     Titanium Metals Corp. (D).........................       398
     34     Tmk Oao GDR (I)...................................       864
      6     United States Steel Corp. ........................       433
    302     Urasia Energy Ltd. (D)............................       820
     34     Vedanta Resources plc (A).........................       943
     71     Xstrata plc (A)...................................     3,007
    209     Zinifex Ltd. (A)..................................     2,478
                                                                --------
                                                                  40,728
                                                                --------
            CAPITAL GOODS -- 5.2%
      8     3M Co. ...........................................       654
     33     Alliant Techsystems, Inc. (D).....................     2,571
     50     Boeing Co. .......................................     4,017
      7     Bucyrus International, Inc. ......................       296
      4     Caterpillar, Inc. ................................       252
     21     CNH Global N.V. ..................................       560
     19     Deere & Co. ......................................     1,614
     63     Goodrich Corp. ...................................     2,786
     30     Honeywell International, Inc. ....................     1,263
      9     ITT Corp. ........................................       473
     13     Joy Global, Inc. .................................       492
     11     Kennametal, Inc. .................................       679
     20     Lam Research Corp. (D)............................       999
     66     Mitsubishi Heavy Industries Ltd. (A)..............       294

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            CAPITAL GOODS -- (CONTINUED)
      6     National Oilwell Varco, Inc. (D)..................  $    389
     15     Varian Semiconductor Equipment Associates, Inc.
              (D).............................................       555
     92     Xerox Corp. (D)...................................     1,556
                                                                --------
                                                                  19,450
                                                                --------
            CONSUMER CYCLICAL -- 8.2%
     17     Altria Group, Inc. ...............................     1,346
     56     American Axle & Manufacturing Holdings, Inc. .....     1,057
     98     eBay, Inc. (D)....................................     3,162
     93     Empresas ICA S.A. (D).............................       317
    128     Esprit Holdings Ltd. (A)..........................     1,238
     33     Federated Department Stores, Inc. ................     1,452
    113     Foot Locker, Inc. ................................     2,616
     11     Foster Wheeler Ltd. (D)...........................       503
     32     Gap, Inc. ........................................       675
     51     Kohl's Corp. (D)..................................     3,622
     27     Lear Corp. .......................................       825
     13     Lotte Shopping Co. GDR (D)........................       243
     11     LVMH Moet Hennessy Louis Vuitton S.A. (A).........     1,125
     72     Ruby Tuesday, Inc. ...............................     2,006
     54     Safeway, Inc. ....................................     1,580
     30     Seven & I Holdings Co., Ltd. (A)..................       950
    187     Tesco plc (A).....................................     1,404
     59     Tiffany & Co. ....................................     2,111
     22     Tod's S.p.A. (A)..................................     1,944
     15     Toyota Motor Corp. (A)............................       874
     35     TRW Automotive Holdings Corp. (D).................       903
     10     Walter Industries.................................       456
                                                                --------
                                                                  30,409
                                                                --------
            CONSUMER STAPLES -- 2.4%
      2     Alberto-Culver Co. ...............................        94
     12     Avon Products, Inc. ..............................       371
      2     Coca-Cola Co. ....................................        94
     39     Imperial Tobacco Group plc (A)....................     1,373
      8     Nestle S.A. (A)...................................     2,585
     91     Origin Agritech Ltd. (D)..........................       996
      1     PepsiCo, Inc. ....................................        93
     31     Royal Numico N.V. (A).............................     1,402
     74     Unilever N.V. NY Shares...........................     1,798
                                                                --------
                                                                   8,806
                                                                --------
            ENERGY -- 5.1%
      4     EnCana Corp. #....................................       181
     18     EnCana Corp. #....................................       841
     27     Exxon Mobil Corp. ................................     1,907
     13     GlobalSantaFe Corp. ..............................       655
     78     Halliburton Co. ..................................     2,520
     11     Lukoil ADR........................................       885
      8     Marathon Oil Corp. ...............................       708
     16     Noble Corp. ......................................     1,092
     22     Noble Energy, Inc. ...............................     1,089
     13     Occidental Petroleum Corp. .......................       622
     44     Sasol Ltd. ADR....................................     1,514
     82     Talisman Energy, Inc. #...........................     1,346

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
COMMON STOCK -- (CONTINUED)
            ENERGY -- (CONTINUED)
     38     Talisman Energy, Inc. #...........................  $    626
     37     Total S.A. ADR....................................     2,497
     44     UGI Corp. ........................................     1,166
      5     Valero Energy Corp. ..............................       286
     13     Weatherford International Ltd. (D)................       522
      8     XTO Energy, Inc. .................................       396
                                                                --------
                                                                  18,853
                                                                --------
            FINANCE -- 17.7%
     80     ACE Ltd. .........................................     4,563
     26     Aetna, Inc. ......................................     1,072
     15     Affiliated Managers Group, Inc. (D)...............     1,492
     19     Allstate Corp. ...................................     1,178
     12     AMBAC Financial Group, Inc. ......................       960
     20     American International Group, Inc. ...............     1,323
    117     Apollo Investment Corp. ..........................     2,518
      1     Axis Capital Holdings Ltd. .......................        43
    172     Banca Intesa S.p.A. (A)...........................     1,173
     68     Banco Bilbao Vizcaya Argentaria S.A. (A)..........     1,652
     99     Bank of America Corp. ............................     5,327
     51     Capital One Financial Corp. ......................     4,030
     19     Chardan North China Acquisition Corp. (D).........       163
     13     CIT Group, Inc. ..................................       661
     87     Citigroup, Inc. ..................................     4,349
     83     Dah Sing Financial................................       728
      7     Deutsche Boerse AG (A)............................     1,083
    171     E* Trade Financial Corp. (D)......................     3,972
      9     Erste Bank Der Oesterreichischen Sparkassen AG
              (A).............................................       593
     16     Everest Re Group Ltd. ............................     1,579
      3     Goldman Sachs Group, Inc. ........................       600
     11     Julius Baer Holding Ltd. (A)......................     1,125
    306     Kerry Properties Ltd. (A).........................     1,127
     49     KKR Financial Corp. ..............................     1,307
    117     Nasdaq Stock Market, Inc. (D).....................     4,194
     75     Nuveen Investments, Inc. Class A..................     3,712
      3     ORIX Corp. (A) PFIC...............................       872
     34     Platinum Underwriters Holdings Ltd. ..............     1,009
     76     Royal Bank of Scotland Group plc (A)..............     2,708
     68     Services Acquisition Corp. International (D)......       705
    111     Shizuoka Bank Ltd. (A)............................     1,185
     37     State Street Corp. ...............................     2,396
     24     UBS AG #..........................................     1,460
     17     UBS AG (A)#.......................................     1,018
     10     Uniao de Bancos Brasileiros S.A. GDR..............       811
    193     UniCredito Italiano S.p.A. (A)....................     1,601
     49     UnumProvident Corp. ..............................       961
      7     WellPoint, Inc. (D)...............................       504
                                                                --------
                                                                  65,754
                                                                --------
            HEALTH CARE -- 8.8%
     61     Alliance Boots plc (A)............................       943
     17     Amgen, Inc. (D)...................................     1,290
     20     Amylin Pharmaceuticals, Inc. (D)..................       884
     33     Astellas Pharma, Inc. (A).........................     1,486

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            HEALTH CARE -- (CONTINUED)
     46     Boston Scientific Corp. (D).......................  $    737
     24     Bristol-Myers Squibb Co. .........................       586
     14     Cie Generale d'Optique Essilor International S.A.
              (D)(A)..........................................     1,458
     25     Cooper Companies, Inc. ...........................     1,423
     19     Eisai Co., Ltd. (A)...............................       946
     35     Eli Lilly & Co. ..................................     1,983
     53     HealthSouth Corp. (D).............................     1,295
     56     Impax Laboratories, Inc. (D)......................       392
     12     Invitrogen Corp. (D)..............................       679
     14     Kos Pharmaceuticals, Inc. (D).....................       677
     11     McKesson Corp. ...................................       561
     23     Sanofi-Aventis S.A. (A)...........................     1,948
     66     Sanofi-Aventis S.A. ADR...........................     2,805
    306     Schering-Plough Corp. ............................     6,784
     97     Shionogi & Co., Ltd. (A)..........................     1,935
     19     Teva Pharmaceutical Industries Ltd. ADR...........       617
     16     Vertex Pharmaceuticals, Inc. (D)..................       666
     53     Wyeth.............................................     2,705
                                                                --------
                                                                  32,800
                                                                --------
            SERVICES -- 6.6%
     16     Avid Technology, Inc. (D).........................       560
     91     Comcast Corp. Class A (D).........................     3,698
     62     Comcast Corp. Special Class A (D).................     2,497
     32     Entercom Communications Corp. ....................       894
     63     Equifax, Inc. ....................................     2,377
      5     Fluor Corp. ......................................       382
     40     Focus Media Holding Ltd. ADR (D)..................     2,100
    103     Genius Products, Inc. (D).........................       243
     12     Liberty Global, Inc. (D)..........................       315
     20     Liberty Global, Inc. Class C (D)..................       501
     94     Live Nation, Inc. (D).............................     2,000
     15     New York Times Co. Class A........................       358
     28     News Corp. Class A................................       573
     21     R.H. Donnelley Corp. .............................     1,252
    375     Thorium Power Ltd. ...............................       113
    188     Thorium Power PIPE (A)(H).........................        10
    129     Unisys Corp. (D)..................................       845
     35     Viacom, Inc. Class B (D)..........................     1,362
    148     Walt Disney Co. ..................................     4,653
                                                                --------
                                                                  24,733
                                                                --------
            TECHNOLOGY -- 22.8%
    207     Activision, Inc. (D)..............................     3,193
    117     Adobe Systems, Inc. (D)...........................     4,491
      9     America Movil S.A. de C.V. ADR....................       385
     53     American Tower Corp. Class A (D)..................     1,905
      8     Apple Computer, Inc. (D)..........................       616
     41     Arrow Electronics, Inc. (D).......................     1,218
     19     AT&T, Inc. .......................................       642
    326     Charter Communications, Inc. Class A (D)..........       750
    150     China Mobile Ltd. (A).............................     1,220
    118     Cinram International Income Fund..................     2,321
    155     Cisco Systems, Inc. (D)...........................     3,740
    153     Corning, Inc. (D).................................     3,122

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD CAPITAL APPRECIATION II FUND

 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
COMMON STOCK -- (CONTINUED)
            TECHNOLOGY -- (CONTINUED)
     50     Deutsche Telekom AG (A)...........................  $    867
     18     Electronic Arts, Inc. (D).........................       973
      4     Embarq Corp. .....................................       200
    157     EMC Corp. (D).....................................     1,922
     25     Fairchild Semiconductor International, Inc. (D)...       409
     96     Flextronics International Ltd. (D)................     1,118
    109     Fossil, Inc. (D)..................................     2,387
    118     General Electric Co. .............................     4,143
      3     Google, Inc. (D)..................................     1,620
     87     Hewlett-Packard Co. ..............................     3,374
     40     Koninklijke Philips Electronics N.V. (A)..........     1,376
     16     Lockheed Martin Corp. ............................     1,417
     30     Maxim Integrated Products, Inc. ..................       894
    126     Medtronic, Inc. ..................................     6,109
    164     Microsoft Corp. ..................................     4,717
    196     Motorola, Inc. ...................................     4,511
     28     NCR Corp. (D).....................................     1,179
    124     Network Appliance, Inc. (D).......................     4,530
    161     Oracle Corp. (D)..................................     2,970
    101     Powerwave Technologies, Inc. (D)..................       656
     23     QLogic Corp. (D)..................................       474
     33     Qualcomm, Inc. ...................................     1,208
      3     Samsung Electronics Co., Ltd. (A).................     2,145
     25     Sony Corp. (A)....................................     1,030
     65     Sprint Nextel Corp. ..............................     1,209
     55     Symantec Corp. (D)................................     1,095
     23     Tektronix, Inc. ..................................       683
     45     Telefonaktiebolaget LM Ericsson ADR...............     1,703
     77     Turkcell Iletisim Hizmet ADR......................     1,117
     27     Tyco International Ltd. ..........................       798
    114     VeriFone Holdings, Inc. (D).......................     3,315
     27     Verizon Communications, Inc. .....................     1,003
                                                                --------
                                                                  84,755
                                                                --------
            TRANSPORTATION -- 3.7%
      6     ACE Aviation Holdings, Inc. (D)...................       212
    347     All America Latina Logistica S.A. ................     3,028
      8     American Commercial Lines, Inc. (D)...............       532
     13     Copa Holdings S.A. Class A........................       504
     76     GOL Linhas Aereas Inteligentes S.A. ADR...........     2,364
      4     Grupo Aeroportuario del Pacifico S.A. de CV.......       140
     13     Kirby Corp. (D)...................................       452
     51     Knight Transportation, Inc. ......................       932
      8     Ryanair Holdings plc ADR (D)......................       511
     12     Trinity Industries, Inc. .........................       429
     92     UAL Corp. (D).....................................     3,313
     23     US Airways Group, Inc. (D)........................     1,147
      9     YRC Worldwide, Inc. (D)...........................       342
                                                                --------
                                                                  13,906
                                                                --------
            UTILITIES -- 2.0%
     22     Electricite de France (D)(A)......................     1,316
     12     PPL Corp. ........................................       418

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            UTILITIES -- (CONTINUED)
     96     Suntech Power Holdings Co. Ltd. ADR (D)...........  $  2,499
     49     TXU Corp. ........................................     3,121
                                                                --------
                                                                   7,354
                                                                --------
            Total common stock
              (cost $323,212).................................  $347,548
                                                                --------
PRINCIPAL
AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 4.9%
            REPURCHASE AGREEMENTS -- 4.9%
 $3,686     Bank of America Securities TriParty Joint
              Repurchase Agreement,
              5.31%, 11/01/2006...............................  $  3,686
  2,168     Credit Suisse Securities TriParty Joint Repurchase
              Agreement,
              5.32%, 11/01/2006...............................     2,168
     86     Deutsche Bank Securities Joint Repurchase
              Agreement,
              5.25%, 11/01/2006...............................        86
  1,734     Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              5.30%, 11/01/2006...............................     1,734
  3,642     Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              5.32%, 11/01/2006...............................     3,642
  1,995     Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              5.29%, 11/01/2006...............................     1,995
  4,900     UBS Securities TriParty Joint Repurchase
              Agreement,
              5.31%, 11/01/2006...............................     4,900
                                                                --------
            Total short-term investments
              (cost $18,211)..................................  $ 18,211
                                                                --------
            Total investments in securities
              (cost $341,423) (C).............................  $365,759
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 26.65% of total net assets at October 31, 2006.

  (A)The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at October 31, 2006, was $52,971, which represents 14.26% of total net assets.

  (C)At October 31, 2006, the cost of securities for federal income tax purposes was $343,260 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation.........................  $26,671
      Unrealized depreciation.........................   (4,172)
                                                        -------
      Net unrealized appreciation.....................  $22,499
                                                        =======

  (D)Currently non-income producing.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

  (H)The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

      PERIOD                                                COST
      ACQUIRED       SHARES/PAR          SECURITY           BASIS
      --------       ----------          --------           -----
      April, 2006       188       Thorium Power              $16
                                  Ltd. - (PIPE)

     The aggregate value of these securities at October 31, 2006 was $10, the percentage of net assets rounds to zero.

  (I)Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at October 31, 2006, was $864, which represents 0.23% of total net assets.

  #  Securities listed on more than one exchange.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

       FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT OCTOBER 31, 2006

                                                                                                                     UNREALIZED
                                                                 MARKET         CONTRACT         DELIVERY           APPRECIATION
DESCRIPTION                                  TRANSACTION         VALUE           AMOUNT            DATE            (DEPRECIATION)
-----------                                  -----------         ------         --------         --------          --------------
British Pound                                   Buy               $ 11            $ 11           11/01/2006             $--
Canadian Dollar                                 Buy                 10              10           11/01/2006              --
Canadian Dollar                                 Buy                 12              12           11/02/2006              --
Canadian Dollar                                 Buy                 16              16           11/03/2006              --
Euro                                            Sell               180             180           11/01/2006              --
Euro                                            Buy                 24              24           11/02/2006              --
Hong Kong Dollars                               Buy                134             134           11/02/2006              --
Hong Kong Dollars                               Sell               297             297           11/02/2006              --
Japanese Yen                                    Buy                  5               5           11/01/2006              --
Japanese Yen                                    Buy                126             124           11/01/2006               2
Japanese Yen                                    Sell               225             224           11/02/2006              (1)
Japanese Yen                                    Buy                  5               5           11/06/2006              --
Japanese Yen                                    Sell               139             138           11/06/2006              (1)
Swiss Francs                                    Sell               181             180           11/02/2006              (1)
Swiss Francs                                    Sell               288             287           11/02/2006              (1)
                                                                                                                        ---
                                                                                                                        $(2)
                                                                                                                        ===

DIVERSIFICATION BY COUNTRY
October 31, 2006

                                                  PERCENTAGE OF
COUNTRY                                            NET ASSETS
---------------------------------------------------------------
Australia                                               1.1%
---------------------------------------------------------------
Austria                                                 0.2
---------------------------------------------------------------
Brazil                                                  2.8
---------------------------------------------------------------
Canada                                                  3.6
---------------------------------------------------------------
China                                                   1.2
---------------------------------------------------------------
France                                                  3.3
---------------------------------------------------------------
Germany                                                 0.5
---------------------------------------------------------------
Hong Kong                                               0.9
---------------------------------------------------------------
Ireland                                                 0.1
---------------------------------------------------------------
Israel                                                  0.2
---------------------------------------------------------------
Italy                                                   1.3
---------------------------------------------------------------
Japan                                                   2.6
---------------------------------------------------------------
Mexico                                                  0.2
---------------------------------------------------------------

---------------------------------------------------------------
                                                  PERCENTAGE OF
COUNTRY                                            NET ASSETS
Netherlands                                             1.2
---------------------------------------------------------------
Panama                                                  0.1
---------------------------------------------------------------
Russia                                                  0.5
---------------------------------------------------------------
South Africa                                            0.4
---------------------------------------------------------------
South Korea                                             0.6
---------------------------------------------------------------
Spain                                                   0.4
---------------------------------------------------------------
Sweden                                                  0.5
---------------------------------------------------------------
Switzerland                                             1.7
---------------------------------------------------------------
Turkey                                                  0.3
---------------------------------------------------------------
United Kingdom                                          3.0
---------------------------------------------------------------
United States                                          66.8
---------------------------------------------------------------
Short-Term Investments                                  4.9
---------------------------------------------------------------
Other Assets & Liabilities                              1.6
---------------------------------------------------------------
TOTAL                                                 100.0%
---------------------------------------------------------------

PFIC -- Passive Foreign Investment Company

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD CONSERVATIVE ALLOCATION FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
 AFFILIATED INVESTMENT COMPANIES -- 99.9%
EQUITY FUNDS -- 39.9%
    293     Hartford Capital Appreciation Fund, Class Y.......  $ 12,342
    634     Hartford Disciplined Equity Fund, Class Y.........     8,606
    124     Hartford Equity Income Fund, Class Y..............     1,751
    250     Hartford Global Leaders Fund, Class Y.............     5,027
     39     Hartford Growth Opportunities Fund, Class Y.......     1,171
    182     Hartford International Capital Appreciation Fund,
              Class Y.........................................     2,755
    167     Hartford International Opportunities Fund, Class
              Y...............................................     2,787
    245     Hartford International Small Company Fund, Class
              Y...............................................     4,012
    188     Hartford MidCap Value Fund, Class Y...............     2,817
    236     Hartford Select MidCap Growth Fund, Class Y.......     2,681
     25     Hartford Select MidCap Value Fund, Class Y........       315
     63     Hartford Select SmallCap Growth Fund, Class Y
              (D).............................................       671
     67     Hartford Small Company Fund, Class Y (D)..........     1,520
     52     Hartford SmallCap Growth Fund, Class Y (D)........     1,656
    241     Hartford Stock Fund, Class Y......................     5,300
    359     Hartford Value Opportunities Fund, Class Y........     6,635
                                                                --------
            Total equity funds
              (cost $52,972)..................................  $ 60,046
                                                                --------
FIXED INCOME FUNDS -- 60.0%
    946     Hartford Floating Rate Fund, Class Y..............     9,562
    776     Hartford High Yield Fund, Class Y.................     6,146
  1,006     Hartford Income Fund, Class Y.....................    10,383
  1,709     Hartford Inflation Plus Fund, Class Y.............    17,863
  2,072     Hartford Short Duration Fund, Class Y.............    20,470
  2,414     Hartford Total Return Bond Fund, Class Y..........    25,850
                                                                --------
            Total fixed income funds
              (cost $91,169)..................................  $ 90,274
                                                                --------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
MONEY MARKET FUND -- 0.0%
      1     Hartford Money Market Fund, Class Y...............  $      1
                                                                --------
            Total money market fund
              (cost $1).......................................  $      1
                                                                --------
            Total investments in affiliated investment
              companies
              (cost $144,142) (C).............................  $150,321
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

  (C)At October 31, 2006, the cost of securities for federal income tax purposes was $144,449 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation..........................  $6,798
      Unrealized depreciation..........................    (926)
                                                         ------
      Net unrealized appreciation......................  $5,872
                                                         ======

  (D)Currently non-income producing.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD DISCIPLINED EQUITY FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
  COMMON STOCK -- 99.7%
            BASIC MATERIALS -- 4.6%
   218      Alcoa, Inc. ......................................  $  6,288
    41      Freeport-McMoRan Copper & Gold, Inc. Class B......     2,486
    69      Goodyear Tire & Rubber Co. (D)(U).................     1,064
   147      Kimberly-Clark Corp. .............................     9,792
                                                                --------
                                                                  19,630
                                                                --------
            CAPITAL GOODS -- 6.5%
    49      3M Co. ...........................................     3,887
    29      Black & Decker Co. (U)............................     2,399
    46      Caterpillar, Inc. ................................     2,781
   199      Lam Research Corp. (D)............................     9,831
    72      Parker-Hannifin Corp. (U).........................     6,030
    55      Pitney Bowes, Inc. ...............................     2,583
                                                                --------
                                                                  27,511
                                                                --------
            CONSUMER CYCLICAL -- 6.8%
   177      Altria Group, Inc. ...............................    14,404
    54      Dillard's, Inc. ..................................     1,635
   107      Gap, Inc. ........................................     2,251
    70      Kohl's Corp. (D)..................................     4,942
   122      Office Depot, Inc. (D)............................     5,119
     6      Polo Ralph Lauren Corp. ..........................       454
                                                                --------
                                                                  28,805
                                                                --------
            CONSUMER STAPLES -- 1.9%
    52      General Mills, Inc. ..............................     2,977
     9      Kraft Foods, Inc. ................................       316
    61      Reynolds American, Inc. ..........................     3,840
    18      Weyerhaeuser Co. .................................     1,126
                                                                --------
                                                                   8,259
                                                                --------
            ENERGY -- 9.9%
   162      Chevron Corp. ....................................    10,893
   197      ConocoPhillips....................................    11,873
    90      Exxon Mobil Corp. ................................     6,406
    51      Hess Corp. .......................................     2,158
     9      Marathon Oil Corp. ...............................       734
   214      Occidental Petroleum Corp. .......................    10,059
                                                                --------
                                                                  42,123
                                                                --------
            FINANCE -- 23.1%
   125      ACE Ltd. .........................................     7,139
   160      Assurant, Inc. ...................................     8,415
    44      Axis Capital Holdings Ltd. .......................     1,449
   314      Bank of America Corp. ............................    16,904
   344      Citigroup, Inc. ..................................    17,253
   125      Countrywide Financial Corp. ......................     4,769
    54      Goldman Sachs Group, Inc. ........................    10,325
   111      Lehman Brothers Holdings, Inc. (U)................     8,601
    24      MBIA, Inc. .......................................     1,488
     5      PNC Financial Services Group, Inc. ...............       336
   113      St. Paul Travelers Cos., Inc. ....................     5,778
   113      TD Ameritrade Holding Corp. ......................     1,866

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            FINANCE -- (CONTINUED)
    68      UnitedHealth Group, Inc. .........................  $  3,302
   113      Wachovia Corp. ...................................     6,294
   157      Western Union Co. (D).............................     3,451
                                                                --------
                                                                  97,370
                                                                --------
            HEALTH CARE -- 12.7%
   219      Abbott Laboratories...............................    10,409
    84      Amgen, Inc. (D)...................................     6,369
    86      Amylin Pharmaceuticals, Inc. (D)..................     3,781
   346      Bristol-Myers Squibb Co. .........................     8,564
    36      Cardinal Health, Inc. ............................     2,337
    53      Cephalon, Inc. (D)................................     3,727
   102      Forest Laboratories, Inc. (D).....................     5,007
    23      Gilead Sciences, Inc. (D).........................     1,571
   173      McKesson Corp. ...................................     8,671
    69      Wyeth.............................................     3,496
                                                                --------
                                                                  53,932
                                                                --------
            SERVICES -- 7.5%
   133      Accenture Ltd. Class A............................     4,367
    56      Comcast Corp. Class A (D).........................     2,295
    17      IMS Health, Inc. .................................       473
    28      Omnicom Group, Inc. ..............................     2,881
   114      United Parcel Service, Inc. Class B...............     8,605
   102      Viacom, Inc. Class B (D)..........................     3,950
   181      Walt Disney Co. ..................................     5,685
    91      Waste Management, Inc. ...........................     3,414
                                                                --------
                                                                  31,670
                                                                --------
            TECHNOLOGY -- 24.6%
   298      AT&T, Inc. .......................................    10,210
    97      BellSouth Corp. ..................................     4,352
    40      CenturyTel, Inc. .................................     1,594
    68      Cisco Systems, Inc. (D)(U)........................     1,652
   192      Corning, Inc. (D).................................     3,929
   139      Dover Corp. ......................................     6,579
   154      First Data Corp. .................................     3,735
    29      Garmin Ltd. (U)...................................     1,560
   120      General Electric Co. .............................     4,213
   122      Hewlett-Packard Co. ..............................     4,730
    79      International Business Machines Corp. ............     7,285
   113      Lockheed Martin Corp. ............................     9,840
   101      MEMC Electronic Materials, Inc. (D)...............     3,600
   621      Microsoft Corp. ..................................    17,838
   449      Motorola, Inc. ...................................    10,356
    78      Oracle Corp. (D)..................................     1,435
   187      Qwest Communications International, Inc. (D)......     1,612
    70      Seagate Technology................................     1,569
    97      Sprint Nextel Corp. ..............................     1,804
    72      Whirlpool Corp. ..................................     6,223
                                                                --------
                                                                 104,116
                                                                --------
            TRANSPORTATION -- 0.2%
    14      General Dynamics Corp. ...........................       967
                                                                --------

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD DISCIPLINED EQUITY FUND

 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
COMMON STOCK -- (CONTINUED)
            UTILITIES -- 1.9%
    40      FirstEnergy Corp. ................................  $  2,366
    89      TXU Corp. ........................................     5,604
                                                                --------
                                                                   7,970
                                                                --------
            Total common stock
              (cost $367,439).................................  $422,353
                                                                --------
PRINCIPAL
AMOUNT
---------
  SHORT-TERM INVESTMENTS -- 0.6%
            REPURCHASE AGREEMENTS -- 0.6%
  $483      Bank of America Securities TriParty Joint
              Repurchase Agreement,
              5.31%, 11/01/2006...............................  $    483
   284      Credit Suisse Securities TriParty Joint Repurchase
              Agreement,
              5.32%, 11/01/2006...............................       284
    11      Deutsche Bank Securities Joint Repurchase
              Agreement,
              5.25%, 11/01/2006...............................        11
   227      Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              5.30%, 11/01/2006...............................       227
   477      Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              5.32%, 11/01/2006...............................       477
   262      Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              5.29%, 11/01/2006...............................       262
   642      UBS Securities TriParty Joint Repurchase
              Agreement,
              5.31%, 11/01/2006...............................       642
                                                                --------
                                                                   2,386
                                                                --------
            Total short-term investments
              (cost $2,386)...................................  $  2,386
                                                                --------
            Total investments in securities
              (cost $369,825) (C).............................  $424,739
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

  (C)At October 31, 2006, the cost of securities for federal income tax purposes was $370,335 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation.........................  $58,150
      Unrealized depreciation.........................   (3,746)
                                                        -------
      Net unrealized appreciation.....................  $54,404
                                                        =======

  (D)Currently non-income producing.

  (U)At October 31, 2006, securities valued at $21,306 were designated to cover open call options written as follows (see Note 2 to accompanying Notes to Financial Statements):

                                         EXERCISE                      MARKET     PREMIUMS
      ISSUER                 CONTRACTS    PRICE     EXPIRATION DATE   VALUE (W)   RECEIVED
      ------                 ---------   --------   ---------------   ---------   --------
      Black & Decker Co.         63        $85       November 2006       $ 8        $ 6
      Cisco Systems, Inc        161         25       November 2006         6          6
      Garmin Ltd.                67         55       November 2006        13          6
      Goodyear Tire &
      Rubber Co.                145         15       November 2006        12          9
      Lehman Brothers
      Holdings, Inc.            139         80       November 2006        11         17
      Parker-Hannifin Corp.     102         90       December 2006         6          9
                                                                         ---        ---
      Total Value                                                        $56        $53
                                                                         ===        ===

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD DIVIDEND & GROWTH FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
 COMMON STOCK -- 97.2%
            BASIC MATERIALS -- 7.2%
   1,678    Alcoa, Inc. ......................................  $   48,514
     213    Bowater, Inc. (G).................................       4,443
     867    Companhia Vale do Rio Doce ADR....................      22,053
   1,265    E.I. DuPont de Nemours & Co. .....................      57,931
     826    International Paper Co. ..........................      27,557
     610    Kimberly-Clark Corp. .............................      40,544
     329    Newmont Mining Corp. .............................      14,871
      80    Rio Tinto plc ADR.................................      17,711
     281    Rohm & Haas Co. ..................................      14,567
                                                                ----------
                                                                   248,191
                                                                ----------
            CAPITAL GOODS -- 5.1%
     557    American Standard Cos., Inc. .....................      24,647
     561    Deere & Co. ......................................      47,741
     374    KLA-Tencor Corp. .................................      18,385
     281    Parker-Hannifin Corp. ............................      23,458
     624    Pitney Bowes, Inc. ...............................      29,166
   1,905    Xerox Corp. (D)...................................      32,378
                                                                ----------
                                                                   175,775
                                                                ----------
            CONSUMER CYCLICAL -- 8.0%
     746    Altria Group, Inc. ...............................      60,697
     422    Avery Dennison Corp. .............................      26,626
     134    Genuine Parts Co. ................................       6,077
     483    Ltd. Brands, Inc. ................................      14,240
   1,033    McDonald's Corp. .................................      43,287
     189    NIKE, Inc. Class B (G)............................      17,347
     889    Sysco Corp. ......................................      31,090
   1,575    Wal-Mart Stores, Inc. ............................      77,621
                                                                ----------
                                                                   276,985
                                                                ----------
            CONSUMER STAPLES -- 5.4%
     390    Bunge Ltd. .......................................      25,009
     780    Coca-Cola Co. ....................................      36,446
     377    Nestle S.A. ADR...................................      32,238
     379    Procter & Gamble Co. .............................      24,039
   1,201    Tyson Foods, Inc. Class A.........................      17,359
     422    Unilever N.V. NY Shares...........................      10,215
     663    Weyerhaeuser Co. .................................      42,167
                                                                ----------
                                                                   187,473
                                                                ----------
            ENERGY -- 15.4%
     335    BP plc ADR........................................      22,452
   1,643    Chevron Corp. ....................................     110,410
     807    ConocoPhillips....................................      48,620
     900    EnCana Corp. .....................................      42,751
   1,756    Exxon Mobil Corp. ................................     125,415
     546    Royal Dutch Shell plc.............................      38,013
     451    Schlumberger Ltd. ................................      28,418
   1,206    Total S.A. ADR (G)................................      82,204
     699    XTO Energy, Inc. .................................      32,615
                                                                ----------
                                                                   530,898
                                                                ----------
            FINANCE -- 17.8%
     520    ACE Ltd. .........................................      29,793
     563    Allstate Corp. ...................................      34,515

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            FINANCE -- (CONTINUED)
     651    American International Group, Inc. ...............  $   43,734
   2,095    Bank of America Corp. ............................     112,865
   1,839    Citigroup, Inc. ..................................      92,224
     489    Federal Home Loan Mortgage Corp. .................      33,709
     359    JP Morgan Chase & Co. ............................      17,023
     463    MBIA, Inc. .......................................      28,700
     515    Merrill Lynch & Co., Inc. ........................      45,048
     370    Metlife, Inc. ....................................      21,121
     187    PNC Financial Services Group, Inc. ...............      13,061
     209    Prudential Financial, Inc. .......................      16,040
     622    State Street Corp. ...............................      39,938
     700    Synovus Financial Corp. ..........................      20,563
     849    UBS AG............................................      50,780
     551    Western Union Co. ................................      12,158
                                                                ----------
                                                                   611,272
                                                                ----------
            HEALTH CARE -- 9.2%
   1,402    Abbott Laboratories...............................      66,595
     483    AstraZeneca plc ADR...............................      28,370
   1,776    Bristol-Myers Squibb Co. .........................      43,958
   1,217    Eli Lilly & Co. ..................................      68,136
     450    Sanofi-Aventis S.A. ADR...........................      19,211
   2,494    Schering-Plough Corp. ............................      55,213
     361    Teva Pharmaceutical Industries Ltd. ADR...........      11,909
     426    Wyeth.............................................      21,744
                                                                ----------
                                                                   315,136
                                                                ----------
            SERVICES -- 7.1%
     784    Accenture Ltd. Class A............................      25,792
     257    Automatic Data Processing, Inc. ..................      12,681
     776    CBS Corp. Class B.................................      22,470
     735    Comcast Corp. Class A (D).........................      29,911
     444    Comcast Corp. Special Class A (D).................      17,989
     584    New York Times Co. Class A (G)....................      14,120
   2,178    Sun Microsystems, Inc. (D)........................      11,824
     970    Time Warner, Inc. ................................      19,404
     369    United Parcel Service, Inc. Class B...............      27,782
     546    Viacom, Inc. Class B (D)..........................      21,256
     330    Warner Music Group Corp. .........................       8,544
     837    Waste Management, Inc. ...........................      31,386
                                                                ----------
                                                                   243,159
                                                                ----------
            TECHNOLOGY -- 16.7%
   3,097    AT&T, Inc. (G)....................................     106,065
     441    BellSouth Corp. ..................................      19,889
   1,688    EMC Corp. (D).....................................      20,679
     551    First Data Corp. .................................      13,371
   2,778    General Electric Co. .............................      97,543
     733    International Business Machines Corp. ............      67,650
     369    Lockheed Martin Corp. ............................      32,077
     478    Maxim Integrated Products, Inc. ..................      14,357
     845    Medtronic, Inc. ..................................      41,130
   1,791    Microsoft Corp. ..................................      51,428
   1,784    Motorola, Inc. ...................................      41,134
   1,340    Sprint Nextel Corp. ..............................      25,046

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD DIVIDEND & GROWTH FUND

 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            TECHNOLOGY -- (CONTINUED)
     907    Verizon Communications, Inc. .....................  $   33,575
     146    Whirlpool Corp. ..................................      12,692
                                                                ----------
                                                                   576,636
                                                                ----------
            TRANSPORTATION -- 0.5%
   1,068    Southwest Airlines Co. ...........................      16,054
                                                                ----------
            UTILITIES -- 4.8%
     556    Dominion Resources, Inc. .........................      45,055
   1,066    Exelon Corp. .....................................      66,063
     812    FPL Group, Inc. (G)...............................      41,432
     298    Progress Energy, Inc. ............................      13,714
                                                                ----------
                                                                   166,264
                                                                ----------
            Total common stock
              (cost $2,725,705)...............................  $3,347,843
                                                                ----------
PRINCIPAL
 AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 4.2%
            REPURCHASE AGREEMENTS -- 2.8%
 $19,234    Bank of America Securities TriParty Joint
              Repurchase Agreement,
              5.31%, 11/01/2006...............................  $   19,234
  11,314    Credit Suisse Securities TriParty Joint Repurchase
              Agreement,
              5.32%, 11/01/2006...............................      11,314
     451    Deutsche Bank Securities Joint Repurchase
              Agreement,
              5.25%, 11/01/2006...............................         451
   9,051    Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              5.30%, 11/01/2006...............................       9,051
  19,008    Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              5.32%, 11/01/2006...............................      19,008

PRINCIPAL                                                         MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
            REPURCHASE AGREEMENTS -- (CONTINUED)
 $10,409    Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              5.29%, 11/01/2006...............................  $   10,409
  25,571    UBS Securities TriParty Joint Repurchase
              Agreement,
              5.31%, 11/01/2006...............................      25,571
                                                                ----------
                                                                    95,038
                                                                ----------
 SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM
            SECURITY LENDING -- 1.4%
 $49,371    BNY Institutional Cash Reserve Fund...............  $   49,371
                                                                ----------
            Total short-term investments
              (cost $144,409).................................  $  144,409
                                                                ----------
            Total investments in securities
              (cost $2,870,114) (C)...........................  $3,492,252
                                                                ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 10.98% of total net assets at October 31, 2006.

  (C)At October 31, 2006, the cost of securities for federal income tax purposes was $2,873,301 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation........................  $643,253
      Unrealized depreciation........................   (24,302)
                                                       --------
      Net unrealized appreciation....................  $618,951
                                                       ========

  (D) Currently non-income producing.

  (G) Security is partially on loan at October 31, 2006.

  (W) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD EQUITY INCOME FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
 COMMON STOCK -- 98.5%
            BASIC MATERIALS -- 8.8%
    119     Air Products and Chemicals, Inc. .................  $  8,312
    329     Alcoa, Inc. ......................................     9,505
    332     Dow Chemical Co. .................................    13,523
    164     E.I. DuPont de Nemours & Co. .....................     7,529
     81     International Paper Co. ..........................     2,688
    126     Kimberly-Clark Corp. .............................     8,357
    101     PPG Industries, Inc. .............................     6,876
                                                                --------
                                                                  56,790
                                                                --------
            CAPITAL GOODS -- 5.6%
     79     3M Co. ...........................................     6,252
    149     American Standard Cos., Inc. .....................     6,617
     88     Deere & Co. ......................................     7,466
    135     Goodrich Corp. ...................................     5,957
    201     Pitney Bowes, Inc. ...............................     9,403
                                                                --------
                                                                  35,695
                                                                --------
            CONSUMER CYCLICAL -- 3.2%
    256     Altria Group, Inc. ...............................    20,796
                                                                --------
            CONSUMER STAPLES -- 7.2%
    142     Campbell Soup Co. ................................     5,308
     98     Colgate-Palmolive Co. ............................     6,269
     69     Diageo plc ADR....................................     5,168
    158     General Mills, Inc. ..............................     8,968
    184     Kellogg Co. ......................................     9,260
    115     PepsiCo, Inc. ....................................     7,315
     66     Weyerhaeuser Co. .................................     4,210
                                                                --------
                                                                  46,498
                                                                --------
            ENERGY -- 9.3%
    185     Chevron Corp. ....................................    12,425
    105     ConocoPhillips....................................     6,329
    410     Exxon Mobil Corp. ................................    29,255
    199     Halliburton Co. ..................................     6,438
     77     Royal Dutch Shell plc ADR.........................     5,509
                                                                --------
                                                                  59,956
                                                                --------
            FINANCE -- 29.5%
    146     ACE Ltd. .........................................     8,376
    143     Allstate Corp. ...................................     8,768
    573     Bank of America Corp. ............................    30,869
    181     Bank of New York Co., Inc. .......................     6,214
    220     Chubb Corp. ......................................    11,696
    474     Citigroup, Inc. ..................................    23,751
    377     Host Hotels & Resorts, Inc. ......................     8,701
    295     JP Morgan Chase & Co. ............................    13,990
    126     Merrill Lynch & Co., Inc. ........................    11,003
    191     PNC Financial Services Group, Inc. ...............    13,406
     99     SunTrust Banks, Inc. .............................     7,811
    298     UBS AG............................................    17,814
    234     US Bancorp........................................     7,924
    102     Wachovia Corp. ...................................     5,670
    371     Wells Fargo & Co. ................................    13,448
                                                                --------
                                                                 189,441
                                                                --------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            HEALTH CARE -- 8.5%
    179     Abbott Laboratories...............................  $  8,485
    114     AstraZeneca plc ADR...............................     6,668
    210     Baxter International, Inc. .......................     9,638
    236     Bristol-Myers Squibb Co. .........................     5,843
    270     Pfizer, Inc. .....................................     7,193
    325     Wyeth.............................................    16,593
                                                                --------
                                                                  54,420
                                                                --------
            SERVICES -- 2.2%
     70     Gannett Co., Inc. ................................     4,135
     87     R.R. Donnelley & Sons Co. ........................     2,942
    181     Waste Management, Inc. ...........................     6,765
                                                                --------
                                                                  13,842
                                                                --------
            TECHNOLOGY -- 13.6%
    778     AT&T, Inc. .......................................    26,638
    262     BellSouth Corp. ..................................    11,837
    154     Chunghwa Telecom Co., Ltd. ADR....................     2,813
    656     General Electric Co. .............................    23,032
    197     Sprint Nextel Corp. ..............................     3,682
    556     Taiwan Semiconductor Manufacturing Co., Ltd.
              ADR.............................................     5,388
    297     Verizon Communications, Inc. .....................    10,999
    110     Vodafone Group plc ADR............................     2,848
                                                                --------
                                                                  87,237
                                                                --------
            UTILITIES -- 10.6%
    164     American Electric Power Co., Inc. ................     6,778
    141     Consolidated Edison, Inc. ........................     6,813
    177     Dominion Resources, Inc. .........................    14,303
     34     Entergy Corp. ....................................     2,927
    144     Exelon Corp. .....................................     8,925
    319     FPL Group, Inc. ..................................    16,276
     33     PPL Corp. ........................................     1,125
    125     SCANA Corp. ......................................     5,011
    149     Southern Co. .....................................     5,411
                                                                --------
                                                                  67,569
                                                                --------
            Total common stock
              (cost $547,801).................................  $632,244
                                                                --------
PRINCIPAL
AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 1.8%
            REPURCHASE AGREEMENTS -- 1.8%
 $2,316     Banc of America Securities TriParty Joint
              Repurchase Agreement,
              5.31%, 11/01/2006...............................  $  2,316
  1,362     Credit Suisse Securities TriParty Joint Repurchase
              Agreement,
              5.32%, 11/01/2006...............................     1,362
     54     Deutsche Bank Securities Joint Repurchase
              Agreement,
              5.25%, 11/01/2006...............................        54
  1,090     Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              5.30%, 11/01/2006...............................     1,090

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD EQUITY INCOME FUND

 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
SHORT-TERM INVESTMENTS -- (CONTINUED)
            REPURCHASE AGREEMENTS -- (CONTINUED)
 $2,288     Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              5.32%, 11/01/2006...............................  $  2,288
  1,253     Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              5.29%, 11/01/2006...............................     1,253
  3,079     UBS Securities TriParty Joint Repurchase
              Agreement,
              5.31%, 11/01/2006...............................     3,079
                                                                --------
            Total short-term investments
              (cost $11,442)..................................  $ 11,442
                                                                --------
            Total investments in securities
              (cost $559,243) (C).............................  $643,686
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 7.20% of total net assets at October 31, 2006.

  (C)At October 31, 2006, the cost of securities for federal income tax purposes was $559,355 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation.........................  $89,372
      Unrealized depreciation.........................   (5,041)
                                                        -------
      Net unrealized appreciation.....................  $84,331
                                                        =======

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD FLOATING RATE FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

 PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE (W)
-----------                                                       ----------
 ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES -- 0.2%
              FINANCE -- 0.2%
 $  2,000     CS First Boston Mortgage Securities Corp.,
                7.02%, 11/15/2019 (I)(L)........................  $    1,964
    1,800     CS First Boston Mortgage Securities Corp.,
                7.27%, 11/15/2019 (I)(L)........................       1,761
    1,500     Lehman Brothers Commercial Mortgage Trust,
                6.98%, 07/15/2018 (I)(L)........................       1,503
                                                                  ----------
              Total asset & commercial
                mortgage backed securities
                (cost $5,279)...................................  $    5,228
                                                                  ----------
CORPORATE BONDS: INVESTMENT GRADE -- 0.4%
              SERVICES -- 0.4%
 $  2,500     Service Corp. International -- Series A,
                7.36%, 11/14/2011 (L)(Q)(H).....................  $    2,500
    8,000     Service Corp. International -- Series B,
                7.36%, 11/14/2011 (L)(Q)(H).....................       8,000
                                                                  ----------
              Total corporate bonds: investment grade
                (cost $10,500)..................................  $   10,500
                                                                  ----------
CORPORATE BONDS: NON-INVESTMENT GRADE -- 7.9%
              BASIC MATERIALS -- 2.5%
 $ 11,000     Abitibi-Consolidated, Inc.,
                8.89%, 06/15/2011 (L)...........................  $   10,615
    2,000     Ainsworth Lumber Co. Ltd.,
                9.12%, 10/01/2010 (L)...........................       1,590
    3,000     Ainsworth Lumber Co. Ltd.,
                9.37%, 04/01/2013 (L)...........................       2,280
   12,000     Bowater, Inc.,
                8.39%, 03/15/2010 (L)...........................      12,120
    1,000     Equistar Chemicals L.P.,
                8.75%, 02/15/2009...............................       1,040
    1,000     Equistar Chemicals L.P.,
                10.63%, 05/01/2011..............................       1,070
    9,055     Lyondell Chemical Co.,
                11.13%, 07/15/2012..............................       9,802
    1,500     MacDermid, Inc.,
                9.13%, 07/15/2011...............................       1,568
    9,195     Nova Chemicals Corp.,
                8.40%, 11/15/2013 (L)...........................       9,356
    2,500     OM Group, Inc.,
                9.25%, 12/15/2011...............................       2,606
    5,220     Playtex Products, Inc.,
                9.38%, 06/01/2011...............................       5,429
    4,000     United States Steel Corp.,
                9.75%, 05/15/2010...............................       4,255
                                                                  ----------
                                                                      61,731
                                                                  ----------
              CONSUMER CYCLICAL -- 1.2%
    7,000     Amerigas Partners L.P.,
                7.25%, 05/20/2015...............................       6,983
    5,115     Autonation, Inc.,
                7.37%, 04/15/2013 (L)...........................       5,153

 PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE (W)
-----------                                                       ----------
              CONSUMER CYCLICAL -- (CONTINUED)
 $  2,550     Builders FirstSource, Inc.,
                9.65%, 02/15/2012 (L)...........................  $    2,505
    2,000     GSC Holdings Corp.,
                9.25%, 10/01/2011 (L)...........................       2,080
    8,500     Levi Strauss & Co.,
                10.12%, 04/01/2012 (L)..........................       8,766
    5,000     Stater Brothers Holdings, Inc.,
                8.89%, 06/15/2010 (L)...........................       5,025
                                                                  ----------
                                                                      30,512
                                                                  ----------
              CONSUMER STAPLES -- 0.6%
    4,001     Land O'Lakes, Inc.,
                8.75%, 11/15/2011...............................       4,156
    3,745     Nutro Products, Inc.,
                9.40%, 10/15/2013 (I)(L)........................       3,848
    5,900     Pilgrim's Pride Corp.,
                9.63%, 09/15/2011...............................       6,180
                                                                  ----------
                                                                      14,184
                                                                  ----------
              FINANCE -- 0.4%
    4,000     Crescent Real Estate Equities L.P.,
                9.25%, 04/15/2009...............................       4,120
    2,000     Ford Motor Credit Co.,
                8.47%, 11/02/2007 (L)...........................       2,028
    2,590     Ford Motor Credit Co.,
                9.82%, 04/15/2012 (L)...........................       2,701
                                                                  ----------
                                                                       8,849
                                                                  ----------
              SERVICES -- 0.9%
    3,000     Aztar Corp.,
                9.00%, 08/15/2011...............................       3,131
   10,500     Cablevision Systems Corp.,
                9.87%, 04/01/2009 (L)...........................      10,999
    1,500     Primedia, Inc.,
                10.78%, 05/15/2010 (L)..........................       1,553
    3,000     Time Warner Telecom Holdings, Inc.,
                9.41%, 02/15/2011 (L)...........................       3,060
    4,700     Unisys Corp.,
                7.88%, 04/01/2008...............................       4,700
                                                                  ----------
                                                                      23,443
                                                                  ----------
              TECHNOLOGY -- 2.2%
    8,000     American Cellular Corp.,
                10.00%, 08/01/2011..............................       8,400
    7,000     Centennial Communications Corp.,
                11.12%, 01/01/2013 (L)..........................       7,280
    2,000     Dobson Cellular Systems,
                8.38%, 11/01/2011...............................       2,078
    7,000     Dobson Communications Corp.,
                9.62%, 10/15/2012 (L)...........................       7,105
   13,040     NXP B.V.,
                8.12%, 10/15/2013 (I)(L)........................      13,154
    2,900     Qwest Communications International, Inc.,
                8.90%, 02/15/2009 (L)...........................       2,947
    2,390     Qwest Corp.,
                8.64%, 06/15/2013 (L)...........................       2,575

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD FLOATING RATE FUND

 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

 PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE (W)
-----------                                                       ----------
CORPORATE BONDS: NON-INVESTMENT GRADE -- (CONTINUED)
              TECHNOLOGY -- (CONTINUED)
 $  4,000     Rogers Wireless, Inc.,
                8.52%, 12/15/2010 (L)...........................  $    4,085
    6,500     Rural Cellular Corp.,
                11.24%, 11/01/2012 (L)..........................       6,744
                                                                  ----------
                                                                      54,368
                                                                  ----------
              UTILITIES -- 0.1%
    3,000     Calpine Generating Co. LLC,
                9.07%, 04/01/2009 (L)(F)(H).....................       3,083
                                                                  ----------
              Total corporate bonds: non-investment grade
                (cost $196,778).................................  $  196,170
                                                                  ----------
SENIOR FLOATING RATE INTERESTS NON-INVESTMENT GRADE (V) -- 90.6%
              BASIC MATERIALS -- 12.0%
 $    125     Basell Finance Co., Term Loan B4,
                7.60%, 09/15/2013 (N)...........................  $      126
      625     Basell Finance Co., Term Loan C2,
                7.60%, 09/15/2013 (N)...........................         631
      125     Basell Finance Co., Term Loan B2,
                8.35%, 09/15/2013 (N)...........................         126
      625     Basell Finance Co., Term Loan C4,
                8.35%, 09/15/2013 (N)...........................         631
    4,000     Berry Plastics Corp.,
                7.12%, 09/05/2013 (N)...........................       4,000
    4,963     Blount, Inc.,
                7.03%, 06/09/2010 (N)...........................       4,967
    1,000     Brenntag AG,
                12.08%, 12/22/2012 (N)..........................       1,024
      196     Brenntag Group, Second Lien Term Loan,
                7.97%, 01/12/2014 (N)...........................         197
      804     Brenntag Group, Term Loan B2,
                7.97%, 01/12/2014 (N)...........................         811
    1,667     Calumet Lubricants Co. L.P.,
                8.68%, 12/01/2012 (N)...........................       1,667
    1,654     Calumet Lubricants Co. L.P.,
                8.81%, 12/01/2012 (N)...........................       1,654
    3,718     Celanese Holdings LLC,
                7.33%, 04/06/2011 (N)...........................       3,738
      988     Coffeyville Resources,
                7.63%, 07/05/2012 (N)...........................         992
    3,997     Coffeyville Resources,
                11.77%, 07/08/2013 (N)..........................       4,110
    4,000     Columbian Chemicals Co.,
                7.08%, 03/15/2013 (N)...........................       3,995
    7,514     Compass Minerals Group, Inc.,
                6.87%, 12/22/2012 (N)...........................       7,508
    6,484     Covalence Specialty Materials Corp.,
                7.38%, 05/18/2013 (N)...........................       6,484
    6,000     Covalence Specialty Materials Corp.,
                8.54%, 02/10/2013 (N)...........................       6,068
   10,094     Eastman Kodak Co.,
                7.60%, 10/19/2012 (N)(Q)........................      10,102

 PRINCIPAL                                                          Market
AMOUNT (B)                                                        Value (W)
-----------                                                       ----------
              BASIC MATERIALS -- (CONTINUED)
 $  5,995     Eastman Kodak Co.,
                7.64%, 10/19/2012 (N)(Q)........................  $    6,000
    8,500     Georgia Gulf Corp.,
                7.32%, 09/01/2013 (N)...........................       8,540
   22,867     Georgia-Pacific Corp.,
                7.36%, 02/14/2013 (N)...........................      22,977
    7,500     Georgia-Pacific Corp.,
                8.33%, 02/14/2014 (N)...........................       7,587
    1,000     Goodyear Tire & Rubber,
                6.97%, 04/30/2010 (N)...........................       1,001
    7,000     Goodyear Tire & Rubber,
                8.08%, 04/30/2010 (N)...........................       7,049
    2,500     Goodyear Tire & Rubber,
                8.86%, 04/30/2010 (N)...........................       2,528
      995     Graham Packaging Co. L.P.,
                7.60%, 10/07/2011 (N)...........................       1,001
    5,957     Graham Packaging Co. L.P.,
                7.67%, 10/07/2011 (N)...........................       5,984
    2,500     Graham Packaging Co. L.P.,
                9.51%, 04/07/2012 (N)...........................       2,511
    1,915     Graphic Packaging,
                7.78%, 08/08/2010 (N)...........................       1,935
   16,736     Hexion Specialty Chemicals, Term Loan C1,
                7.40%, 05/15/2013 (N)(Q)........................      16,677
    3,636     Hexion Specialty Chemicals, Term Loan C2,
                7.40%, 05/15/2013 (N)(Q)........................       3,631
   30,426     Huntsman International, Inc.,
                7.06%, 08/16/2012 (N)...........................      30,399
EUR   500     Ineos Group Holdings plc,
                5.48%, 02/01/2013 (N)...........................         648
    5,250     Ineos Group,
                7.58%, 02/01/2013 (N)...........................       5,303
    5,250     Ineos Group,
                8.07%, 02/01/2013 (N)...........................       5,306
      881     Innophos, Inc.,
                7.51%, 08/01/2010 (N)...........................         883
    1,920     Intertape Polymer Group, Inc.,
                7.64%, 07/28/2011 (AA)(Q).......................       1,933
   20,781     ISP Chemco, Inc.,
                7.43%, 02/16/2013 (N)...........................      20,833
   16,141     Jarden Corp.,
                7.10%, 01/24/2012 (N)...........................      16,108
    2,316     Jarden Corp.,
                7.14%, 01/24/2012 (N)...........................       2,311
    8,370     Jarden Corp.,
                7.35%, 01/24/2012 (N)...........................       8,378
    2,000     Kranson Industries,
                8.17%, 07/31/2013 (N)...........................       2,008
    8,500     Lyondell Chemical Co.,
                7.11%, 08/16/2013 (N)...........................       8,537
      988     Mega Bloks, Inc.,
                7.19%, 07/26/2012 (N)...........................         989
    1,512     Mueller Group, Inc.,
                7.31%, 10/31/2012 (N)...........................       1,517
   10,706     Nalco Co.,
                7.15%, 11/04/2010 (N)...........................      10,725

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

 PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE (W)
-----------                                                       ----------
SENIOR FLOATING RATE INTERESTS NON-INVESTMENT GRADE (V) -- (continued)
              BASIC MATERIALS -- (CONTINUED)
 $  2,425     NCI Building Systems, Inc.,
                6.82%, 06/18/2010 (N)...........................  $    2,422
      990     PQ Corp.,
                7.38%, 02/11/2012 (N)...........................         992
      206     Resources Services Holdings USA, Inc., Canadian
                Term Loan,
                8.57%, 10/18/2012 (N)...........................         206
    2,073     Resources Services Holdings USA, Inc., US Term
                Loan,
                8.57%, 10/18/2012 (N)...........................       2,080
      222     Resources Services Holdings USA, Inc.,
                8.63%, 10/18/2012 (N)...........................         222
      438     Smurfit-Stone Container Enterprises, Inc.,
                7.42%, 11/01/2010 (N)...........................         440
    2,405     Smurfit-Stone Container Enterprises, Inc.,
                7.52%, 11/01/2010 (N)...........................       2,418
    1,063     Smurfit-Stone Container Enterprises, Inc., Term
                Loan C,
                7.58%, 11/01/2011 (N)...........................       1,069
    2,377     Smurfit-Stone Container Enterprises, Inc., Term
                Loan C1,
                7.58%, 11/01/2011 (N)...........................       2,390
   10,694     Solo Cup Co.,
                8.54%, 02/27/2011 (N)...........................      10,740
    2,500     Solo Cup Co.,
                11.19%, 03/31/2012 (N)..........................       2,563
    9,842     Tupperware Corp.,
                6.89%, 11/07/2012 (N)...........................       9,778
                                                                  ----------
                                                                     297,450
                                                                  ----------
              CAPITAL GOODS -- 2.5%
    5,239     ACCO Brands Corp.,
                7.06%, 08/15/2012 (N)...........................       5,251
    2,000     Babcock & Wilcox Co., Delayed Draw Term Loan,
                8.12%, 02/14/2012 (AA)(Q).......................       2,000
    1,000     Babcock & Wilcox Co., Synthetic Letter of Credit,
                8.12%, 02/14/2012 (N)...........................       1,005
    3,000     BE Aerospace, Inc.,
                7.76%, 08/22/2012 (N)...........................       3,015
    6,439     Bluegrass Container Corp.,
                10.29%, 06/29/2013 (N)..........................       6,504
    2,061     Bluegrass Container Corp.,
                10.32%, 06/29/2013 (N)..........................       2,081
    2,297     Bluegrass Container Corp., First Lien Term Loan,
                7.60%, 06/29/2013 (N)...........................       2,315
    7,678     Bluegrass Container Corp., Second Lien,
                7.60%, 06/29/2013 (N)...........................       7,743
    1,500     Carl Zeiss Vision,
                8.61%, 04/13/2014 (N)...........................       1,500
    2,000     Carl Zeiss Vision,
                10.67%, 06/15/2014 (N)..........................       2,028

 PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE (W)
-----------                                                       ----------
              CAPITAL GOODS -- (CONTINUED)
 $    694     Invensys International Holdings,
                7.33%, 01/15/2011 (N)...........................  $      697
      556     Invensys International Holdings,
                7.45%, 12/15/2010 (N)...........................         558
    3,477     K & F Industries, Inc.,
                7.31%, 11/18/2012 (N)...........................       3,490
    1,481     Mid-Western Aircraft Systems, Inc.,
                7.57%, 12/31/2011 (N)...........................       1,492
    5,985     Nacco Material Handling Group,
                7.35%, 03/22/2013 (N)...........................       5,963
    3,292     Primus International, Inc.,
                7.39%, 06/07/2012 (N)...........................       3,300
    1,971     Targus Group International,
                8.30%, 11/22/2012 (N)...........................       1,922
    4,000     TransDigm, Inc.,
                7.36%, 06/23/2013 (N)...........................       4,033
    3,687     Unifrax Corp.,
                7.61%, 05/02/2013 (N)...........................       3,684
    1,734     Visant Holding Corp.,
                7.02%, 10/04/2011 (N)...........................       1,740
    1,995     Vought Aircraft Industries, Inc.,
                7.83%, 12/22/2011 (N)...........................       2,004
    2,000     Wesco Aircraft Hardware Corp.,
                7.58%, 09/29/2013 (N)...........................       2,012
                                                                  ----------
                                                                      64,337
                                                                  ----------
              CONSUMER CYCLICAL -- 11.3%
    3,000     Accuride Corp.,
                7.43%, 01/31/2012 (N)(Q)........................       3,004
      597     American General LLC,
                8.31%, 09/01/2013 (N)...........................         601
   17,903     American General LLC,
                8.34%, 09/01/2013 (N)...........................      17,993
    4,000     Armstrong World Industries, Inc.,
                7.12%, 10/13/2013 (N)...........................       4,000
    3,909     Atrium Cos., Inc.,
                8.13%, 06/12/2012 (N)...........................       3,822
    3,479     Axletech International,
                7.59%, 10/20/2012 (N)...........................       3,496
    2,000     Axletech International,
                11.84%, 04/20/2013 (N)..........................       2,015
    1,990     Brand Services, Inc.,
                7.61%, 01/15/2012 (N)...........................       1,990
    2,500     Brand Services, Inc.,
                7.62%, 01/15/2012 (AA)(Q).......................       2,500
    3,980     Burlington Coat Factory Warehouse Corp.,
                7.53%, 05/28/2013 (N)...........................       3,918
    1,897     Collins & Aikman,
                8.43%, 05/17/2007 (F)(N)........................       1,868
    3,966     Contech Construction Products,
                7.35%, 01/31/2013 (N)...........................       3,980
    1,890     Custom Building Products,
                7.56%, 10/20/2011 (N)...........................       1,893
   18,000     Dana Corp.,
                7.64%, 03/03/2008 (F)(N)........................      17,970

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD FLOATING RATE FUND

 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

 PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE (W)
-----------                                                       ----------
SENIOR FLOATING RATE INTERESTS NON-INVESTMENT GRADE (V) -- (continued)
              CONSUMER CYCLICAL -- (CONTINUED)
 $  3,000     Delphi Corp.,
                8.07%, 10/08/2007 (F)(N)........................  $    3,056
    5,970     Dollarama Group, L.P.,
                7.38%, 11/18/2011 (N)...........................       5,977
    6,458     Easton-Bell Sports, Inc.,
                7.12%, 03/16/2012 (N)...........................       6,463
    2,750     Federal-Mogul Corp.,
                7.38%, 12/09/2006 (F)(N)........................       2,748
    4,500     Foster Wheeler LLC,
                7.37%, 09/12/2011 (N)...........................       4,511
    5,500     Hanesbrands, Inc.,
                7.68%, 09/05/2013 (N)...........................       5,543
    1,000     Hanesbrands, Inc.,
                9.71%, 09/05/2007 (N)...........................         999
    3,474     Invista B.V.,
                6.88%, 04/30/2010 (N)...........................       3,454
    2,050     Invista B.V.,
                6.91%, 04/30/2010 (AA)(Q).......................       2,038
   14,763     Jean Coutu Group,
                7.87%, 07/30/2011 (N)...........................      14,798
   10,000     Lear Corp.,
                7.87%, 04/25/2012 (N)...........................       9,927
    2,000     Mark IV Industries, Inc.,
                11.28%, 12/31/2011 (N)..........................       2,038
    5,453     Masonite International Corp., Canadian Term Loan,
                7.43%, 04/30/2010 (N)...........................       5,332
    5,462     Masonite International Corp., US Term Loan,
                7.43%, 04/30/2010 (N)...........................       5,335
    4,000     Masonite International Corp.,
                11.17%, 10/11/2011 (N)..........................       3,717
    6,000     Michaels Stores, Inc.,
                8.38%, 10/30/2012 (AA)..........................       6,075
    7,272     Neiman Marcus Group,
                7.59%, 04/06/2013 (N)...........................       7,326
    5,927     Nortek, Inc.,
                7.27%, 08/27/2011 (N)...........................       5,935
    6,000     Petco Animal Supplies, Inc,
                8.07%, 10/25/2013 (N)(Q)........................       6,030
    2,993     Pro-Build Holdings, Inc.,
                7.12%, 06/21/2013 (N)...........................       2,983
    6,500     RJ Tower Corp.,
                9.16%, 02/02/2007 (F)(N)(Q).....................       6,297
    4,000     Radio Systems Corp.,
                8.09%, 10/31/2013 (AA)(Q).......................       4,025
    5,459     Roundy's Supermarkets, Inc.,
                8.41%, 11/03/2011 (N)...........................       5,490
    5,760     Sonic Corp.,
                7.32%, 09/06/2013 (N)...........................       5,772
    5,990     Sports Authority, Inc.,
                7.63%, 04/25/2013 (N)(Q)........................       5,955
    4,500     Standard Pacific Corp.,
                6.92%, 04/25/2013 (N)...........................       4,404

 PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE (W)
-----------                                                       ----------
              CONSUMER CYCLICAL -- (CONTINUED)
 $    333     Standard Steel LLC,
                7.87%, 07/10/2012 (AA)(Q).......................  $      336
    1,663     Standard Steel LLC,
                8.09%, 07/10/2012 (N)...........................       1,675
    1,413     Supervalu, Inc.,
                6.95%, 06/01/2011 (N)...........................       1,405
   26,882     Supervalu, Inc.,
                7.19%, 05/30/2013 (N)...........................      26,952
    3,475     Tensar Corp.,
                8.13%, 10/28/2012 (N)...........................       3,492
   21,500     Toys R Us, Inc.,
                8.34%, 11/30/2008 (N)(Q)........................      21,527
    3,474     TRW Automotive,
                6.81%, 06/30/2012 (N)...........................       3,465
    3,979     United Subcontractors, Inc.,
                8.36%, 12/27/2012 (N)...........................       3,859
   13,898     William Carter Co.,
                6.86%, 07/14/2012 (N)...........................      13,874
                                                                  ----------
                                                                     281,863
                                                                  ----------
              CONSUMER STAPLES -- 4.0%
    2,544     Agricore United, Term Loan,
                7.19%, 08/04/2013 (N)...........................       2,544
    1,449     Agricore United, Term Loan,
                7.19%, 08/04/2013 (N)...........................       1,449
   14,592     American Seafoods Group,
                7.11%, 09/30/2012 (N)(Q)........................      14,574
    1,330     American Seafoods Group,
                7.12%, 09/30/2011 (N)...........................       1,329
    1,319     Birds Eye Foods, Inc.,
                8.01%, 08/18/2008 (N)...........................       1,322
   15,422     Chiquita Brands International,
                7.57%, 06/28/2012 (N)...........................      15,390
      195     Chiquita Brands International,
                7.58%, 06/28/2012 (N)...........................         194
    6,081     Commonwealth Brands, Inc.,
                7.64%, 12/22/2012 (N)...........................       6,116
    2,500     Constellation Brands, Inc.,
                6.93%, 06/05/2013 (N)...........................       2,511
    3,982     Del Monte Corp.,
                6.95%, 02/08/2012 (N)...........................       3,989
    1,583     Dole Food Co.,
                7.26%, 04/12/2013 (N)...........................       1,570
   11,811     Dole Food Co.,
                7.49%, 04/12/2013 (N)...........................      11,715
    3,543     Dole Food Co.,
                7.57%, 04/12/2013 (N)...........................       3,504
      381     Johnson Diversey, Inc.,
                7.83%, 12/16/2010 (N)...........................         382
    2,314     Johnson Diversey, Inc.,
                7.90%, 12/16/2011 (N)...........................       2,332
    6,994     Michael Foods, Inc.,
                7.53%, 11/21/2010 (N)...........................       7,029
    3,096     New Page Corp.,
                8.29%, 05/02/2011 (N)...........................       3,112

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

 PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE (W)
-----------                                                       ----------
SENIOR FLOATING RATE INTERESTS NON-INVESTMENT GRADE (V) -- (continued)
              CONSUMER STAPLES -- (CONTINUED)
 $  5,567     Nutro Products, Inc.,
                7.34%, 04/21/2013 (N)...........................  $    5,567
      473     Otis Spunkmeyer, Inc.,
                10.00%, 08/26/2012 (N)..........................         473
    1,154     Pierre Foods, Inc.,
                7.47%, 06/30/2010 (N)...........................       1,156
    9,975     Reynolds American, Inc.,
                7.28%, 05/31/2012 (N)...........................      10,025
    2,993     United Agri Products, Inc.,
                7.37%, 06/01/2012 (N)...........................       2,993
                                                                  ----------
                                                                      99,276
                                                                  ----------
              ENERGY -- 1.7%
    2,763     Citgo Petroleum Corp.,
                6.68%, 11/14/2012 (N)...........................       2,757
    7,980     Helix Energy Solutions Group, Inc.,
                7.44%, 05/31/2013 (N)...........................       7,984
    1,291     Magellan Midstream Holdings L.P.,
                7.33%, 07/31/2012 (N)...........................       1,295
    1,750     MEG Energy Corp., Delayed Draw Term Loan,
                7.38%, 04/03/2013 (N)(Q)........................       1,736
    1,741     MEG Energy Corp., Term Loan B,
                7.38%, 04/03/2013 (N)...........................       1,744
      793     NE Energy, Inc., Letter of Credit,
                7.87%, 10/19/2013 (AA)(Q).......................         799
    6,707     NE Energy, Inc., Term Loan B,
                7.87%, 10/19/2013 (AA)(Q).......................       6,760
    3,317     Niska Gas Storage LLC,
                7.08%, 05/03/2013 (N)...........................       3,313
      424     Niska Gas Storage LLC,
                7.12%, 05/03/2013 (AA)(Q).......................         423
      606     Niska Gas Storage LLC, Asset Sale,
                7.14%, 05/03/2013 (N)...........................         605
      633     Niska Gas Storage LLC, US Term Loan,
                7.14%, 05/03/2013 (N)...........................         632
    1,164     Targa Resources, Inc.,
                7.47%, 10/31/2012 (N)...........................       1,169
    4,801     Targa Resources, Inc.,
                7.61%, 10/31/2012 (N)...........................       4,823
    2,000     Texas Petrochemicals LP,
                7.89%, 06/27/2013 (N)...........................       2,013
    5,985     Texas Petrochemicals LP,
                7.90%, 06/27/2013 (N)...........................       6,022
                                                                  ----------
                                                                      42,075
                                                                  ----------
              FINANCE -- 6.5%
    1,900     Ameritrade Holding Corp.,
                6.55%, 12/31/2011 (N)...........................       1,900
    5,330     Ameritrade Holding Corp.,
                6.82%, 12/31/2011 (N)...........................       5,326
    8,000     Ashtead Group plc,
                7.14%, 08/21/2011 (N)...........................       7,993

 PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE (W)
-----------                                                       ----------
              FINANCE -- (CONTINUED)
 $  9,634     Avis Budget Car Rental LLC,
                6.64%, 04/19/2012 (N)...........................  $    9,587
    4,000     BNY Convergex Group LLC & EZE Castle Software,
                8.38%, 08/30/2013 (N)...........................       4,001
    1,000     BNY Convergex Group LLC & EZE Castle Software,
                12.13%, 08/30/2013 (N)..........................       1,003
    3,980     Buckeye Check Cashing, Inc.,
                8.11%, 05/01/2012 (N)...........................       3,975
    7,814     Capital Automotive L.P.,
                7.07%, 12/20/2010 (N)...........................       7,838
    5,500     Conseco, Inc.,
                7.32%, 10/04/2013 (N)...........................       5,505
    3,500     Dollar Financial Corp.,
                8.12%, 10/30/2012 (AA)..........................       3,509
    3,500     FSB Holdings, Inc.,
                7.84%, 09/29/2013 (N)...........................       3,518
      500     FSB Holdings, Inc.,
                11.13%, 03/29/2014 (N)..........................         503
   21,500     General Growth Properties,
                6.59%, 02/24/2010 (N)(Q)........................      21,337
      683     Ginn Club and Resorts,
                8.37%, 06/07/2013 (N)...........................         608
      314     Ginn-LA CS Borrower LLC & Ginn-LA Conduit Lender,
                8.37%, 06/07/2013 (N)...........................         267
    4,975     Golden Gate National,
                8.08%, 03/14/2011 (N)...........................       5,012
      556     Hertz Corp.,
                7.60%, 12/21/2012 (N)...........................         560
    4,414     Hertz Corp.,
                7.61%, 12/21/2012 (N)...........................       4,445
      723     Lion Gables Realty L.P.,
                7.07%, 03/30/2007 (N)...........................         723
   15,000     LNR Properties Corp.,
                8.17%, 06/29/2011 (N)...........................      15,030
    6,000     LNR Properties Corp.,
                8.20%, 06/29/2009 (N)...........................       6,000
    2,494     Mattamy Funding Partnership,
                7.69%, 04/11/2013 (N)...........................       2,481
    2,162     Nasdaq Stock Market, Inc.,
                7.06%, 05/22/2012 (N)...........................       2,164
    3,730     Nasdaq Stock Market, Inc.,
                7.07%, 05/22/2012 (N)...........................       3,731
    4,078     Newkirk Master L.P., NMLP,
                7.04%, 08/10/2012 (N)...........................       4,072
    3,184     Newkirk Master L.P., T-Two,
                7.04%, 08/10/2012 (N)...........................       3,180
    1,990     November Land Investors LLC,
                8.12%, 05/01/2011 (N)...........................       1,910
    2,500     November Land Investors LLC,
                12.23%, 05/09/2012 (N)..........................       2,400
    5,000     Rent-A-Center, Inc.,
                7.12%, 10/26/2012 (AA)(Q).......................       5,011

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD FLOATING RATE FUND

 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

 PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE (W)
-----------                                                       ----------
SENIOR FLOATING RATE INTERESTS NON-INVESTMENT GRADE (V) -- (continued)
              FINANCE -- (CONTINUED)
 $  7,940     Sedgwick CMS Holdings, Inc.,
                7.61%, 01/31/2013 (N)...........................  $    7,940
    5,000     TE/TOUSA Senior, LLC,
                8.21%, 08/01/2012 (N)...........................       3,825
    1,347     United Rentals, Inc.,
                7.27%, 02/14/2011 (N)...........................       1,349
    2,978     United Rentals, Inc.,
                7.28%, 02/14/2011 (N)...........................       2,988
   11,220     Vanguard Car Rental USA Holdings, Inc.,
                8.35%, 06/08/2013 (N)...........................      11,293
                                                                  ----------
                                                                     160,984
                                                                  ----------
              HEALTH CARE -- 9.7%
    5,408     AGA Medical Corp.,
                7.72%, 04/26/2013 (N)...........................       5,405
      975     Alliance Imaging, Inc.,
                7.94%, 12/29/2011 (N)...........................         976
    8,467     Ameripath, Inc.,
                7.37%, 10/31/2013 (N)...........................       8,470
      986     Center for Diagnostic Imaging,
                9.30%, 12/31/2010 (N)...........................         942
    5,980     Community Health Systems,
                7.14%, 08/19/2011 (N)...........................       5,975
    2,443     Concerntra,
                7.59%, 09/30/2011 (N)...........................       2,453
    7,631     DJ Orthopedics LLC,
                6.87%, 04/07/2013 (N)...........................       7,608
    3,000     Encore Medical Finance LLC,
                7.87%, 10/30/2013 (AA)(Q).......................       3,004
   31,362     Fresenius Medical Care AG,
                6.76%, 03/23/2012 (N)...........................      31,116
    6,481     Hanger Orthopedic Group,
                7.84%, 05/25/2013 (N)(Q)........................       6,503
    8,000     HCA, Inc.,
                9.37%, 09/15/2007 (AA)(Q).......................       7,920
    5,714     Healthcare Partners LLC,
                7.37%, 10/20/2013 (AA)..........................       5,732
   20,948     Healthsouth Corp.,
                8.59%, 03/07/2013 (N)...........................      21,021
   16,740     Lifepoint Hospitals, Inc.,
                6.94%, 04/15/2012 (N)(Q)........................      16,666
    8,629     Multiplan Corp.,
                7.59%, 04/13/2013 (N)...........................       8,615
    3,000     Multiplan Corp.,
                7.85%, 04/12/2013 (N)...........................       2,993
      115     National Mentor,
                7.84%, 06/27/2013 (N)...........................         115
    1,880     National Mentor,
                7.87%, 06/27/2013 (N)...........................       1,883
    9,975     National Renal Institutes, Inc.,
                7.55%, 03/31/2013 (N)...........................       9,969
   10,500     Orthofix Holdings, Inc.,
                7.12%, 09/22/2013 (N)...........................      10,507

 PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE (W)
-----------                                                       ----------
              HEALTH CARE -- (CONTINUED)
 $  8,970     Quintiles Transnational Corp.,
                7.37%, 03/31/2013 (N)(Q)........................  $    8,966
    3,961     Renal Advantage, Inc.,
                7.84%, 10/05/2012 (N)...........................       3,986
   11,913     Select Medical Corp.,
                7.25%, 02/24/2012 (N)(Q)........................      11,685
    1,481     Skilled Healthcare Group, Inc.,
                8.07%, 06/15/2012 (N)...........................       1,489
   15,900     Spanish Broadcasting System, Inc.,
                7.12%, 06/10/2012 (N)...........................      15,880
    2,000     Triumph Healthcare,
                8.48%, 07/28/2013 (N)...........................       2,006
   16,389     Vanguard Health Holdings Co. II LLC,
                7.83%, 09/23/2011 (N)...........................      16,420
    6,352     Ventiv Health, Inc.,
                6.84%, 10/05/2011 (N)...........................       6,312
    1,266     Warner Chilcott Corp.,
                7.81%, 01/18/2012 (N)...........................       1,269
    2,902     Warner Chilcott Corp.,
                7.83%, 01/18/2012 (N)...........................       2,902
    6,598     Warner Chilcott Corp.,
                7.89%, 01/18/2012 (N)...........................       6,613
      161     Warner Chilcott Corp-Dovobe,
                7.80%, 07/18/2012 (N)...........................         161
    3,000     Waterpik Technologies, Inc.,
                11.89%, 10/12/2013 (N)..........................       3,030
    2,494     Youth & Family Centered Services, Inc.,
                8.30%, 07/10/2013 (N)...........................       2,494
                                                                  ----------
                                                                     241,086
                                                                  ----------
              SERVICES -- 23.7%
    2,990     24 Hour Fitness Worldwide, Inc.,
                7.82%, 06/08/2012 (N)...........................       3,011
    4,500     Acosta, Inc.,
                8.08%, 12/06/2012 (N)...........................       4,539
    7,500     Acxiom Corp.,
                7.18%, 09/13/2012 (N)...........................       7,533
   10,911     Advantage Sales & Marketing, Inc.,
                7.45%, 03/31/2013 (N)...........................      10,861
    3,970     Affiliated Computer Services, Inc.,
                7.39%, 03/20/2013 (N)...........................       3,976
    8,978     Affiliated Computer Services, Inc.,
                7.40%, 03/20/2013 (N)...........................       8,989
   16,013     Affinion Group,
                8.15%, 10/07/2012 (N)(Q)........................      16,066
    3,000     Alixpartners LLP,
                7.88%, 10/11/2013 (N)...........................       3,015
    1,990     Alliance,
                6.88%, 12/20/2011 (N)...........................       1,987
    9,384     Allied Waste,
                7.05%, 01/15/2012 (N)...........................       9,382
   22,111     Allied Waste,
                7.14%, 01/15/2012 (N)...........................      22,100
    5,960     AMC Entertainment, Inc.,
                7.39%, 01/26/2013 (N)...........................       6,003

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

 PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE (W)
-----------                                                       ----------
SENIOR FLOATING RATE INTERESTS NON-INVESTMENT GRADE (V) -- (continued)
              SERVICES -- (CONTINUED)
 $  4,964     American Gaming Systems,
                10.12%, 06/21/2013 (H)(N).......................  $    4,964
    1,244     Black Press, Ltd.,
                7.50%, 08/02/2013 (N)...........................       1,252
      756     Black Press, Ltd.,
                7.71%, 08/02/2013 (N)...........................         760
   19,000     Bresnan Communications LLC,
                7.16%, 09/29/2013 (N)...........................      18,962
    7,733     Carmike Cinemas, Inc.,
                8.60%, 05/19/2012 (N)...........................       7,788
    2,181     Carmike Cinemas, Inc.,
                8.62%, 09/29/2011 (N)...........................       2,203
    2,000     Casella Waste Systems, Inc.,
                7.46%, 04/28/2010 (N)...........................       2,003
    3,466     CCM Merger, Inc.,
                7.34%, 08/01/2012 (N)...........................       3,462
   12,500     Cebridge Communications LLC,
                7.63%, 11/05/2013 (N)...........................      12,478
    7,000     Cebridge Communications LLC,
                10.19%, 05/05/2014 (N)(Q).......................       6,958
   19,950     Cedar Fair L.P.,
                7.86%, 07/21/2013 (N)...........................      20,156
    6,988     Cedar Fair L.P.,
                9.71%, 07/21/2013 (N)...........................       7,009
    3,500     Cinemark, Inc.,
                7.32%, 10/04/2013 (N)...........................       3,522
   15,164     CMP Susquehanna Corp.,
                7.40%, 03/24/2013 (N)...........................      15,193
    5,482     Coinmach Corp.,
                7.85%, 12/16/2010 (N)...........................       5,521
    2,000     CSC Holdings, Inc.,
                6.64%, 02/24/2012 (N)...........................       1,992
   22,932     CSC Holdings, Inc.,
                7.16%, 03/24/2013 (N)(Q)........................      22,910
   16,958     Cumulus Media, Inc.,
                7.45%, 06/07/2013 (N)...........................      17,028
    1,869     Dex Media West LLC,
                6.88%, 03/09/2010 (N)...........................       1,860
      408     Dex Media West LLC,
                6.91%, 03/09/2010 (N)...........................         406
      497     Dyncorp International LLC,
                8.00%, 02/11/2011 (N)...........................         499
    4,000     Emmis Operating Company,
                7.36%, 10/30/2013 (AA)(Q).......................       4,009
       63     Energy Solutions, LLC,
                7.57%, 06/07/2013 (N)...........................          63
    1,321     Energy Solutions, LLC, Term Loan B,
                7.76%, 06/07/2013 (N)...........................       1,331
      599     Energy Solutions, LLC, Term Loan B2,
                7.76%, 06/07/2013 (N)...........................         604
    3,148     F & W Publications, Inc.,
                8.44%, 08/05/2012 (N)...........................       3,156
    3,250     Fender Musical Instrument Group,
                11.25%, 09/30/2012 (N)..........................       3,274

 PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE (W)
-----------                                                       ----------
              SERVICES -- (CONTINUED)
 $  1,798     Fidelity National Information Solutions, Inc.,
                6.56%, 03/09/2013 (N)...........................  $    1,790
    6,424     Fidelity National Information Services, Inc.,
                7.06%, 03/09/2013 (N)...........................       6,436
    2,000     Frontiervision Operating Partners, L.P.,
                9.77%, 12/19/2006 (F)(N)........................       1,982
   19,468     Gatehouse Media Operating, Inc.,
                7.57%, 12/05/2013 (N)...........................      19,468
    3,479     Gray Television, Inc.,
                6.87%, 11/22/2012 (N)...........................       3,472
      496     Gray Television, Inc.,
                6.88%, 05/22/2013 (N)...........................         496
    4,000     Greektown Holdings LLC,
                7.86%, 12/01/2012 (N)...........................       4,025
    5,500     Hallmark Entertainment LLC,
                8.32%, 12/31/2011 (N)...........................       5,493
    1,704     Hilton Hotels Corp.,
                6.72%, 02/14/2013 (N)...........................       1,703
      990     Hit Entertainment, Inc.,
                7.62%, 08/26/2012 (N)...........................         994
    3,755     Isle of Capri Black Hawk LLC,
                7.36%, 10/24/2011 (N)...........................       3,755
    7,357     Lake at Las Vegas Joint Venture LLC,
                8.23%, 02/01/2010 (N)...........................       7,092
    7,219     LBI Media, Inc.,
                6.77%, 05/01/2012 (N)...........................       7,110
    3,000     Mediassets, Inc.,
                7.82%, 10/05/2013 (N)...........................       3,004
    3,990     Medianews Groups, Inc.,
                7.07%, 08/02/2013 (N)...........................       3,990
    8,666     MGM Holdings II, Inc.,
                8.59%, 04/08/2012 (N)...........................       8,561
    1,463     MGM Holdings II, Inc.,
                8.69%, 04/08/2011 (N)...........................       1,445
    2,481     Montecito Broadcast Group LLC,
                7.82%, 01/25/2013 (N)...........................       2,492
    3,000     New Publications, Inc.,
                12.58%, 02/05/2013 (N)..........................       3,023
    3,000     Newspaper Holdings, Inc.,
                6.64%, 08/24/2012 (N)...........................       2,978
    4,468     Opbiz LLC,
                8.34%, 08/31/2010 (N)...........................       4,357
        8     Opbiz LLC,
                9.30%, 08/31/2010 (N)(Q)........................           8
    1,980     PBI Media, Inc.,
                7.57%, 09/30/2012 (N)...........................       1,974
    3,000     PBI Media, Inc.,
                11.31%, 09/30/2013 (N)..........................       3,004
    1,980     Penn National Gaming, Inc.,
                7.13%, 07/05/2012 (N)...........................       1,988
    2,213     Per-Se Technologies, Inc.,
                7.57%, 01/05/2013 (N)...........................       2,222
    1,915     Persona Communications Corp.,
                6.07%, 10/11/2013 (N)(Q)........................       1,925

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD FLOATING RATE FUND

 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

 PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE (W)
-----------                                                       ----------
SENIOR FLOATING RATE INTERESTS NON-INVESTMENT GRADE (V) -- (continued)
              SERVICES -- (CONTINUED)
 $  3,085     Persona Communications Corp.,
                8.12%, 10/11/2013 (N)...........................  $    3,100
    3,500     Persona Communications Corp.,
                11.37%, 04/11/2014 (N)..........................       3,500
   18,643     Pinnacle Foods,
                7.36%, 11/25/2010 (N)...........................      18,661
    2,978     Quebecor Media, Inc.,
                7.37%, 01/17/2013 (N)...........................       2,991
    7,863     Raycom TV Broadcasting, Inc.,
                6.88%, 07/27/2013 (N)(Q)........................       7,804
   20,937     Regal Cinemas, Inc.,
                7.11%, 11/10/2010 (N)...........................      20,890
   16,469     Sensata Technologies,
                7.14%, 04/21/2013 (N)...........................      16,358
    1,241     SFX Entertainment, Inc.,
                7.62%, 06/21/2013 (N)...........................       1,238
    1,000     Southern Graphic Systems,
                7.87%, 12/30/2011 (AA)(Q).......................       1,004
    1,985     Southern Graphic Systems,
                8.06%, 12/30/2011 (N)...........................       1,992
    3,000     Southwest Sports Group LLC,
                7.82%, 12/22/2010 (N)...........................       2,991
    9,902     SunGard Data Systems, Inc.,
                7.94%, 08/08/2012 (N)...........................       9,982
    6,485     Time Warner Telecom Holdings, Inc.,
                7.57%, 07/01/2013 (AA)(Q).......................       6,515
    7,951     U.S. Investigations Services,
                7.84%, 10/14/2012 (N)...........................       7,981
      989     U.S. Investigations Services, Term Loan C,
                7.89%, 10/14/2012 (N)...........................         992
    1,000     U.S. Investigations Services, Term Loan D,
                7.89%, 10/14/2012 (N)...........................       1,003
    3,000     United Site Services, Inc.,
                9.71%, 06/29/2013 (N)...........................       2,970
   11,000     UPC Financing Partnership,
                7.64%, 03/31/2013 (N)...........................      10,999
   11,000     UPC Financing Partnership,
                7.64%, 12/31/2013 (N)...........................      10,993
    2,000     Valley Crest Cos.,
                7.82%, 10/04/2013 (N)...........................       2,018
    8,291     Venetian Casino Resort LLC, Term B Funded,
                7.13%, 06/15/2011 (N)...........................       8,302
    1,709     Venetian Casino Resort LLC, Term Loan B,
                7.13%, 06/15/2011 (N)...........................       1,708
    2,333     Venetian Macau, Ltd.,
                8.12%, 04/06/2012 (AA)(Q).......................       2,328
    4,667     Venetian Macau, Ltd.,
                8.12%, 04/06/2013 (N)...........................       4,693
    3,000     Verso Paper Holdings LLC,
                7.25%, 07/28/2013 (N)...........................       3,000
   10,000     VTR Global Communications S.A.,
                8.37%, 09/20/2014 (H)(N)........................       9,875

 PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE (W)
-----------                                                       ----------
              SERVICES -- (CONTINUED)
 $  2,500     Washington Country Casino Resort LLC,
                9.38%, 11/07/2011 (H)(N)........................  $    2,500
    2,000     Wembley, Inc.,
                7.91%, 07/18/2011 (N)...........................       2,019
    4,500     Wembley, Inc.,
                9.67%, 08/15/2012 N (N).........................       4,562
    4,000     Wenner Media LLC,
                7.07%, 09/29/2013 (N)...........................       4,020
   13,500     West Corp.,
                8.12%, 10/23/2013 (AA)(Q).......................      13,500
   12,125     WideOpenWest Finance LLC,
                7.66%, 05/01/2013 (N)...........................      12,118
    3,000     WideOpenWest Finance LLC,
                10.23%, 05/01/2014 (N)..........................       3,022
    5,000     Yell Group plc,
                7.32%, 02/10/2013 (N)...........................       5,021
    2,815     Yonkers Racing Corp.,
                8.80%, 08/12/2011 (N)...........................       2,845
    1,685     Yonkers Racing Corp.,
                8.82%, 08/12/2011 (N)...........................       1,703
                                                                  ----------
                                                                     586,810
                                                                  ----------
              TECHNOLOGY -- 13.0%
   10,500     Advanced Micro Devices, Inc.,
                7.57%, 10/24/2013 (N)...........................      10,542
    1,500     Alaska Communication Systems Holdings, Inc.,
                7.08%, 02/01/2012 (N)...........................       1,500
   17,320     Alaska Communication Systems Holdings, Inc.,
                7.11%, 02/01/2012 (N)...........................      17,316
    1,500     American Cellular Corp., Delayed Draw Term Loan,
                7.63%, 08/08/2012 (AA)(Q).......................       1,496
    1,500     American Cellular Corp., Term Loan,
                7.63%, 08/08/2012 (N)...........................       1,504
    6,126     American Reprographics Co. LLC,
                7.14%, 12/20/2012 (N)...........................       6,141
    6,000     Aspect Software, Inc.,
                8.41%, 09/22/2012 (N)...........................       6,017
    6,814     Caribe Information Investment, Inc.,
                7.60%, 03/29/2013 (N)...........................       6,818
    3,000     CCC Information Services Group, Inc.,
                7.87%, 02/10/2013 (N)...........................       3,011
    2,866     Cellnet Data Systems, Inc.,
                8.29%, 04/26/2012 (N)...........................       2,880
   24,146     Charter Communications Operating LLC,
                7.97%, 04/28/2013 (N)...........................      24,315
    5,000     Choice One,
                9.38%, 06/27/2012 (N)...........................       5,041
   11,161     Cincinnati Bell, Inc.,
                6.92%, 08/31/2012 (N)...........................      11,138
   11,970     Cinram International,
                7.22%, 05/05/2010 (N)...........................      11,883
    5,985     Cricket Communications,
                8.12%, 06/15/2013 (N)...........................       6,021

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

 PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE (W)
-----------                                                       ----------
SENIOR FLOATING RATE INTERESTS NON-INVESTMENT GRADE (V) -- (continued)
              TECHNOLOGY -- (CONTINUED)
 $ 13,965     Crown Castle Operating Co.,
                7.65%, 06/01/2014 (N)...........................  $   14,012
    2,455     Davita, Inc.,
                7.33%, 10/05/2011 (N)...........................       2,453
    4,786     Davita, Inc.,
                7.40%, 07/07/2012 (N)...........................       4,808
    1,995     Electrical Components International Holdings Co.,
                7.87%, 05/31/2013 (N)...........................       2,000
   11,000     FairPoint Communications, Inc.,
                7.12%, 02/08/2012 (N)(Q)........................      10,979
    1,029     Infor Global Solutions, Term Loan,
                9.12%, 07/28/2012 (N)...........................       1,036
    1,971     Infor Global Solutions, Term Loan,
                9.12%, 07/28/2012 (N)...........................       1,985
    3,500     Intesat Ltd.,
                7.62%, 07/03/2012 (N)...........................       3,519
    3,000     IPC Acquisition Corp.,
                7.84%, 09/22/2013 (N)(Q)........................       3,017
   13,000     Level 3 Communications, Inc.,
                8.37%, 12/01/2011 (N)...........................      13,130
      990     Madison River Capital LLC,
                7.62%, 07/29/2012 (N)...........................         994
    8,496     Mediacom Broadband,
                7.07%, 01/31/2015 (N)...........................       8,475
    2,500     Mediacom Broadband,
                7.38%, 01/31/2015 (N)...........................       2,477
    2,000     Mediacom LLC,
                6.71%, 09/30/2012 (N)...........................       1,959
    9,000     Mediacom LLC,
                7.23%, 01/31/2015 (N)...........................       8,990
    6,000     National Dover LLC,
                7.32%, 09/03/2012 (N)...........................       6,019
   22,934     Ntelos, Inc.,
                7.56%, 08/24/2011 (N)(Q)........................      23,005
    2,000     Olympus Cable Holding LLC,
                10.37%, 09/30/2010 (F)(N).......................       1,948
   12,360     Panamsat Corp.,
                7.85%, 01/03/2014 (N)...........................      12,459
    3,980     Quality Home Brands Holdings LLC,
                8.14%, 12/14/2012 (N)...........................       3,973
   14,421     R.H. Donnelley, Inc.,
                6.81%, 06/30/2011 (N)(Q)........................      14,367
   12,214     R.H. Donnelley, Inc.,
                6.91%, 06/30/2011 (N)(Q)........................      12,169
   10,485     RCN Corp.,
                7.28%, 05/30/2013 (N)...........................      10,472
    5,000     Reynolds & Reynolds Co.,
                7.82%, 10/24/2012 (AA)..........................       5,031
   11,500     Sanmina-Sci Corp.,
                7.86%, 01/31/2008 (N)(Q)........................      11,522
    7,931     Spectrum Brands, Inc.,
                8.35%, 02/06/2012 (N)...........................       7,949

 PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE (W)
-----------                                                       ----------
              TECHNOLOGY -- (CONTINUED)
 $  3,500     VeriFone Holdings, Inc.,
                7.12%, 10/30/2013 (AA)(Q).......................  $    3,498
   16,000     Windstream Corp.,
                7.12%, 07/17/2013 (N)...........................      16,077
                                                                  ----------
                                                                     323,946
                                                                  ----------
              TRANSPORTATION -- 2.3%
    7,500     Delta Air Lines, Inc.,
                9.90%, 03/16/2008 (F)(N)........................       7,637
    8,017     Kansas City Southern Railway Co.,
                7.11%, 04/28/2013 (N)...........................       8,035
    2,781     Kenan Advantage Group,
                8.34%, 12/16/2011 (N)...........................       2,801
    2,993     Laidlaw International, Inc.,
                7.07%, 07/31/2013 (N)...........................       3,015
      998     Laidlaw International, Inc.,
                7.12%, 07/31/2013 (N)...........................       1,005
   14,500     Northwest Airlines,
                7.89%, 08/21/2011 (F)(N)........................      14,527
      800     Railamerica,
                7.44%, 09/29/2011 (N)...........................         808
    3,752     Sirva Worldwide, Inc.,
                11.68%, 12/01/2010 (N)..........................       3,494
   10,000     U.S. Airways Group, Inc.,
                8.84%, 03/31/2011 (N)...........................      10,071
      684     United Air Lines, Inc.,
                9.13%, 02/01/2012 (N)...........................         695
    4,788     United Air Lines, Inc.,
                9.25%, 02/01/2012 (N)...........................       4,864
                                                                  ----------
                                                                      56,952
                                                                  ----------
              UTILITIES -- 3.9%
      296     Astoria Generating Co. Acquisitions LLC,
                7.32%, 02/23/2012 (N)...........................         298
    1,503     Astoria Generating Co. Acquisitions LLC,
                7.39%, 02/23/2012 (N)...........................       1,510
    7,500     Astoria Generating Co. Acquisitions LLC,
                9.05%, 08/23/2013 (N)...........................       7,596
    1,987     Calpine Corp.,
                7.55%, 12/22/2007 (F)(N)........................       1,995
    2,649     Calpine Corp.,
                9.37%, 12/22/2007 (F)(N)........................       2,688
      131     Ceh La Paloma Merger Co. LLC,
                7.07%, 08/16/2012 (N)...........................         130
       60     Ceh La Paloma Merger Co. LLC, Term Loan,
                7.12%, 08/16/2012 (N)...........................          60
      753     Ceh La Paloma Merger Co. LLC, Term Loan B,
                7.12%, 08/16/2012 (N)...........................         749
    1,000     Ceh La Paloma Merger Co. LLC,
                8.73%, 08/16/2013 (N)...........................       1,009
    4,000     Dynegy Holdings, Inc.,
                7.07%, 01/31/2012 (N)...........................       4,000
    5,000     Dynegy Holdings, Inc.,
                7.15%, 01/31/2012 (N)...........................       4,994

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD FLOATING RATE FUND

 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

 PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE (W)
-----------                                                       ----------
SENIOR FLOATING RATE INTERESTS NON-INVESTMENT GRADE (V) -- (continued)
              UTILITIES -- (CONTINUED)
 $  5,000     El Paso Corp.,
                7.22%, 11/23/2009 (N)...........................  $    5,026
    1,485     Epco Holdings, Inc.,
                7.37%, 08/15/2010 (N)...........................       1,494
      119     LSP General Finance Co. LLC, Term Loan,
                7.12%, 04/13/2013 (N)...........................         119
    2,804     LSP General Finance Co. LLC, First Lien Term Loan,
                7.12%, 04/13/2013 (N)...........................       2,799
   23,852     Mirant North America LLC,
                7.05%, 01/03/2013 (N)...........................      23,799
   12,892     NRG Energy, Inc.,
                7.32%, 01/27/2013 (N)...........................      12,944
   10,977     NRG Energy, Inc.,
                7.35%, 01/27/2013 (N)(Q)........................      11,034
    2,871     Pike Electric, Inc.,
                6.86%, 07/01/2012 (N)...........................       2,867
    1,891     Pike Electric, Inc.,
                6.86%, 12/10/2012 (N)...........................       1,889
    1,992     Reliant Energy, Inc.,
                7.63%, 04/30/2010 (N)...........................       1,992
    6,519     Reliant Energy, Inc.,
                7.69%, 04/30/2010 (N)...........................       6,512
    1,445     Semcrude L.P.,
                7.50%, 03/01/2011 (N)...........................       1,449
                                                                  ----------
                                                                      96,953
                                                                  ----------
              Total senior floating rate interests non-
                investment grade
                (cost $2,255,280)...............................  $2,251,732
                                                                  ----------
SENIOR FLOATING RATE INTERESTS INVESTMENT GRADE (V) -- 0.8%
              FINANCE -- 0.8%
 $ 20,500     Residential Capital Corp.,
                6.59%, 07/28/2008 (N)...........................  $   20,372
                                                                  ----------
              Total senior floating rate interests investment
                grade
                (cost $20,435)..................................  $   20,372
                                                                  ----------
              Total long-term investments (cost $2,488,272).....  $2,484,002
                                                                  ----------
SHORT-TERM INVESTMENTS -- 3.4%
              FINANCE -- 3.4%
 $ 20,000     Bank of America Corp.,
                5.24%, 11/07/2006...............................  $   19,980
   20,000     Barton Capital Corp.,
                5.26%, 11/03/2006...............................      19,991
   20,000     Bear Stearns Co.,
                5.25%, 11/15/2006...............................      19,956

 PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE (W)
-----------                                                       ----------
              FINANCE -- (CONTINUED)
 $ 20,000     Deutsche Bank,
                5.25%, 11/13/2006...............................  $   19,962
    4,232     State Street Bank Money Market Fund...............       4,232
                                                                  ----------
              Total short-term investments
                (cost $84,121)..................................  $   84,121
                                                                  ----------
              Total investments in securities
                (cost $2,572,393) (C)...........................  $2,568,123
                                                                  ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 1.68% of total net assets at October 31, 2006.

  (B)All principal amounts are in U.S. dollars unless otherwise indicated.

      EUR  -- EURO

  (C)At October 31, 2006, the cost of securities for federal income tax purposes was $2,572,409 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation.........................  $ 4,785
      Unrealized depreciation.........................   (9,071)
                                                        -------
      Net unrealized depreciation.....................  $(4,286)
                                                        =======

  (F)The company is in bankruptcy. The bank loan or bond held by the fund is not in default.

  (H)The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

      PERIOD             PRINCIPAL                             COST
      ACQUIRED            AMOUNT            SECURITY           BASIS
      --------           ---------          --------          -------
      06/2006              4,964     American Gaming Systems  $ 4,964
      11/2005 - 07/2006    3,000     Calpine Generating Co.
                                     LLC                        3,031
      9/2006               2,500     Service Corp.
                                     International Series A-
                                     RegD                       2,500
      9/2006               8,000     Service Corp.
                                     International Series B-
                                     RegD                       8,000
      10/2005              2,500     Washington Country
                                     Casino Resort LLC          2,500
      09/2006             10,000     VTR Global
                                     Communications, S.A.      10,000

     The aggregate value of these securities at October 31, 2006 was $30,922, which represents 1.20% of total net assets.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

(I) Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at October 31, 2006, was $22,230, which represents 0.89% of total net assets.

(L) Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2006.


(N) The interest rate disclosed for these securities represents the effective yield as of October 31, 2006.

(AA) The interest rate disclosed for these securities represents an estimated yield as of October 31, 2006.

(Q) The cost of securities purchased on a when-issued or delayed delivery basis at October 31, 2006 was $157,178.

(V) Senior loans in which the Fund invests generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank's certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The interest rate indicated is the rate in effect at October 31, 2006.

(W) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD FOCUS FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
  COMMON STOCK -- 99.7%
            BASIC MATERIALS -- 4.6%
    62      Companhia Vale do Rio Doce ADR....................   $ 1,570
    36      Dow Chemical Co. .................................     1,481
                                                                 -------
                                                                   3,051
                                                                 -------
            CAPITAL GOODS -- 4.1%
    17      Boeing Co. .......................................     1,366
    17      Deere & Co. ......................................     1,405
                                                                 -------
                                                                   2,771
                                                                 -------
            CONSUMER CYCLICAL -- 4.9%
    56      D.R. Horton, Inc. ................................     1,321
    17      Home Depot, Inc. .................................       642
    27      Wal-Mart Stores, Inc. ............................     1,340
                                                                 -------
                                                                   3,303
                                                                 -------
            CONSUMER STAPLES -- 4.2%
    23      Clorox Co. .......................................     1,485
    56      Unilever N.V. NY Shares...........................     1,358
                                                                 -------
                                                                   2,843
                                                                 -------
            ENERGY -- 4.3%
    21      EnCana Corp. .....................................     1,007
    40      Halliburton Co. ..................................     1,294
    24      Williams Cos., Inc. ..............................       574
                                                                 -------
                                                                   2,875
                                                                 -------
            FINANCE -- 20.2%
    67      Citigroup, Inc. ..................................     3,334
    47      Countrywide Financial Corp. ......................     1,773
    60      E*Trade Financial Corp. (D).......................     1,385
    14      Muenchener Rueckversicherungs-Gesellschaft AG
              (A).............................................     2,241
    48      UBS AG............................................     2,878
    38      UnitedHealth Group, Inc. .........................     1,863
                                                                 -------
                                                                  13,474
                                                                 -------
            HEALTH CARE -- 14.5%
    17      Amgen, Inc. (D)...................................     1,298
    95      Boston Scientific Corp. (D).......................     1,518
    49      Bristol-Myers Squibb Co. .........................     1,203
    96      Elan Corp. plc ADR (D)............................     1,390
    42      Eli Lilly & Co. ..................................     2,347
    45      Sanofi-Aventis S.A. ADR...........................     1,925
                                                                 -------
                                                                   9,681
                                                                 -------
            SERVICES -- 9.5%
    26      Accenture Ltd. Class A............................       862
    37      United Parcel Service, Inc. Class B...............     2,773
    35      Viacom, Inc. Class B (D)..........................     1,360
   118      XM Satellite Radio Holdings, Inc. Class A (D).....     1,377
                                                                 -------
                                                                   6,372
                                                                 -------
            TECHNOLOGY -- 33.4%
    31      Adobe Systems, Inc. (D)...........................     1,201
    54      AT&T, Inc. .......................................     1,853

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            TECHNOLOGY -- (CONTINUED)
    34      Broadcom Corp. Class A (D)........................   $ 1,023
    80      Cisco Systems, Inc. (D)...........................     1,938
   183      EMC Corp. (D).....................................     2,236
    94      General Electric Co. .............................     3,304
    37      Marvell Technology Group Ltd. (D).................       669
    56      Maxim Integrated Products, Inc. ..................     1,690
    67      Medtronic, Inc. ..................................     3,276
    65      Microsoft Corp. ..................................     1,872
    96      Sprint Nextel Corp. ..............................     1,794
    58      Yahoo!, Inc. (D)..................................     1,517
                                                                 -------
                                                                  22,373
                                                                 -------
            Total common stock
              (cost $65,793)..................................   $66,743
                                                                 -------
PRINCIPAL
AMOUNT
---------
  SHORT-TERM INVESTMENTS -- 0.7%
            REPURCHASE AGREEMENTS -- 0.7%
  $ 88      Bank of America Securities TriParty Joint
              Repurchase Agreement,
              5.31%, 11/01/2006...............................   $    88
    52      Credit Suisse Securities TriParty Joint Repurchase
              Agreement,
              5.32%, 11/01/2006...............................        52
     2      Deutsche Bank Securities Joint Repurchase
              Agreement,
              5.25%, 11/01/2006...............................         2
    42      Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              5.30%, 11/01/2006...............................        42
    88      Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              5.32%, 11/01/2006...............................        88
    48      Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              5.29%, 11/01/2006...............................        48
   118      UBS Securities TriParty Joint Repurchase
              Agreement,
              5.31%, 11/01/2006...............................       118
                                                                 -------
            Total short-term investments
              (cost $438).....................................   $   438
                                                                 -------
            Total investments in securities
              (cost $66,231) (C)..............................   $67,181
                                                                 =======

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 18.48% of total net assets at October 31, 2006.

  (A)The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at October 31, 2006, was $2,241, which represents 3.35% of total net assets.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

  (C)At October 31, 2006, the cost of securities for federal income tax purposes was $66,697 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation.........................  $ 3,490
      Unrealized depreciation.........................   (3,006)
                                                        -------
      Net unrealized appreciation.....................  $   484
                                                        =======

  (D)Currently non-income producing.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD GLOBAL COMMUNICATIONS FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
 COMMON STOCK -- 93.3%
            BRAZIL -- 5.0%
     56     Brasil Telecom S.A. ADR (G).......................   $   682
     48     Tele Norte Leste Participacoes S.A. ADR (G).......       689
                                                                 -------
                                                                   1,371
                                                                 -------
            CHINA -- 1.8%
  1,330     China Telecom Corp. Ltd. (A)......................       501
                                                                 -------
            EGYPT -- 1.0%
     10     Mobinil-Egyptian Mobile Service...................       272
                                                                 -------
            FRANCE -- 6.1%
     65     France Telecom S.A. (A)...........................     1,683
                                                                 -------
            GERMANY -- 1.7%
     26     Deutsche Telekom AG (A)(G)........................       459
                                                                 -------
            ITALY -- 0.3%
     35     Telecom Italia S.p.A. (A).........................        90
                                                                 -------
            LUXEMBOURG -- 3.5%
     49     Citigroup Global Certificate -- Bharti
              Televentures (D) ...............................       572
      8     Millicom International Cellular S.A. (D)..........       389
                                                                 -------
                                                                     961
                                                                 -------
            MOROCCO -- 0.1%
      1     Maroc Telecom (A)(G)..............................        12
                                                                 -------
            NORWAY -- 4.1%
     72     Telenor ASA (A)...................................     1,134
                                                                 -------
            PHILIPPINES -- 5.9%
     34     Philippine Long Distance Telephone Co. (A)........     1,616
                                                                 -------
            RUSSIA -- 15.6%
     39     AFK Sistema GDR...................................     1,020
     49     Mobile Telesystems OJSC ADR.......................     2,173
     17     Vimpel-Communications ADR (D).....................     1,115
                                                                 -------
                                                                   4,308
                                                                 -------
            SOUTH AFRICA -- 6.9%
    113     MTN Group Ltd. (A)................................     1,028
     12     Telkom South Africa Ltd. ADR......................       877
                                                                 -------
                                                                   1,905
                                                                 -------
            SOUTH KOREA -- 0.5%
     --     Samsung Electronics Co., Ltd. (A).................       131
                                                                 -------
            SPAIN -- 4.0%
     19     Telefonica S.A. ADR...............................     1,096
                                                                 -------
            TURKEY -- 6.0%
    115     Turkcell Iletisim Hizmet ADR......................     1,665
                                                                 -------
            UNITED STATES -- 30.8%
     27     AT&T, Inc. .......................................       911
     26     Atlantic Tele-Network, Inc. ......................       507
     74     Dobson Communications Corp. (D)...................       572

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            UNITED STATES -- (CONTINUED)
    131     KongZhong Corp. ADR (D)(G)........................   $ 1,069
     22     Leap Wireless International, Inc. (D).............     1,209
     79     Neustar, Inc. (D).................................     2,294
     50     Sprint Nextel Corp. ..............................       931
     46     Syniverse Holdings, Inc. (D)......................       671
     46     Vonage Holdings Corp. (D)(G)......................       318
                                                                 -------
                                                                   8,482
                                                                 -------
            Total common stock
              (cost $23,752)..................................   $25,686
                                                                 -------
PREFERRED STOCKS -- 3.6%
            BRAZIL -- 3.6%
     15     Telecomunicacoes de Sao Paulo S.A. (G)............   $   362
     29     Telemar Norte Leste S.A. .........................       638
                                                                 -------
            Total preferred stocks
              (cost $1,006)...................................   $ 1,000
                                                                 -------
PRINCIPAL
AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 12.0%
            REPURCHASE AGREEMENTS -- 2.6%
 $  142     Bank of America Securities TriParty Joint
              Repurchase Agreement,
              5.31%, 11/01/2006...............................   $   142
     84     Credit Suisse Securities TriParty Joint Repurchase
              Agreement,
              5.32%, 11/01/2006...............................        84
      3     Deutsche Bank Securities Joint Repurchase
              Agreement,
              5.25%, 11/01/2006...............................         3
     67     Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              5.30%, 11/01/2006...............................        67
    140     Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              5.32%, 11/01/2006...............................       140
     77     Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              5.29%, 11/01/2006...............................        77
    189     UBS Securities TriParty Joint Repurchase
              Agreement,
              5.31%, 11/01/2006...............................       189
                                                                 -------
                                                                     702
                                                                 -------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 9.4%
  2,591     BNY Institutional Cash Reserve Fund...............     2,591
                                                                 -------
            Total short-term investments
              (cost $3,293)...................................   $ 3,293
                                                                 -------
            Total investments in securities
              (cost $28,051) (C)..............................   $29,979
                                                                 =======

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 66.13% of total net assets at October 31, 2006.

  (A)The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at October 31, 2006, was $6,654, which represents 24.17% of total net assets.
  (C)At October 31, 2006, the cost of securities for federal income tax purposes was $28,240 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation.........................  $ 3,423
      Unrealized depreciation.........................   (1,684)
                                                        -------
      Net unrealized appreciation.....................  $ 1,739
                                                        =======

  (D)Currently non-income producing.
  (G)Security is partially on loan at October 31, 2006.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

DIVERSIFICATION BY INDUSTRY
As of October 31, 2006

                                                  PERCENTAGE OF
INDUSTRY                                           NET ASSETS
---------------------------------------------------------------
Communications Equipment Manufacturing                  3.9%
---------------------------------------------------------------
Other Telecommunications                               27.7
---------------------------------------------------------------
Semiconductor, Electronic Component
  Manufacturing                                         0.5
---------------------------------------------------------------
Software Publishers                                     3.9
---------------------------------------------------------------
Telecommunication Resellers                             0.0
---------------------------------------------------------------
Wired Telecommunications Carriers                      23.2
---------------------------------------------------------------
Wireless Communications Services                        5.1
---------------------------------------------------------------
Wireless Telecommunications Carriers                   32.6
---------------------------------------------------------------
Short-Term Investments                                 12.0
---------------------------------------------------------------
Other Assets & Liabilities                             (8.9)
---------------------------------------------------------------
TOTAL                                                 100.0%
---------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD GLOBAL FINANCIAL SERVICES FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
 COMMON STOCK -- 98.0%
            COMMERCIAL BANKING -- 4.5%
      6     Canadian Imperial Bank of Commerce (G)............   $   445
     14     State Street Corp. ...............................       899
                                                                 -------
                                                                   1,344
                                                                 -------
            DEPOSITORY CREDIT BANKING -- 22.3%
     14     Banche Popolari Unite Scpa (A)....................       389
     26     Bank of America Corp. ............................     1,422
     10     Canadian Western Bank.............................       363
     25     Citigroup, Inc. ..................................     1,274
     26     HSBC Holdings plc (A).............................       486
     10     PNC Financial Services Group, Inc. ...............       721
     23     Shizuoka Bank Ltd. (A)(G).........................       246
     10     Signature Bank (D)................................       303
     22     Wachovia Corp. ...................................     1,198
      7     Webster Financial Corp. ..........................       329
                                                                 -------
                                                                   6,731
                                                                 -------
            INSURANCE CARRIERS -- 22.8%
     23     ACE Ltd. .........................................     1,294
      1     Alleghany Corp. (D)...............................       336
     16     Allied World Assurance Holdings Ltd. (D)..........       656
     19     MBIA, Inc. .......................................     1,203
      8     Muenchener Rueckversicherungs-Gesellschaft AG
              (A).............................................     1,276
     50     Old Mutual plc (A)................................       162
     23     Reinsurance Group of America, Inc. ...............     1,292
     34     UnumProvident Corp. ..............................       678
                                                                 -------
                                                                   6,897
                                                                 -------
            INTERNATIONAL TRADE FINANCING (FOREIGN BANKS) -- 24.1%
     74     Banca Intesa S.p.A. (A)(G)........................       503
     47     Banco Bilbao Vizcaya Argentaria S.A. (A)..........     1,143
     85     Barclays plc (A)..................................     1,139
     11     Commerzbank AG (A)................................       374
     10     Credit Suisse Group (A)...........................       621
     18     ING Groep N.V. (A)................................       801
     70     Shinsei Bank Ltd. (A).............................       404
    107     UniCredito Italiano S.p.A. (A)....................       890
     75     Westpac Banking Corp. (A).........................     1,397
                                                                 -------
                                                                   7,272
                                                                 -------
            MONETARY AUTHORITIES -- CENTRAL BANK -- 4.1%
     24     HBOS plc (A)......................................       488
     --     Sumitomo Mitsui Financial Group, Inc. (A)(G)......       754
                                                                 -------
                                                                   1,242
                                                                 -------
            NONDEPOSITORY CREDIT BANKING -- 3.6%
     14     Capital One Financial Corp. ......................     1,080
                                                                 -------
            OTHER FINANCIAL INVESTMENT ACTIVITIES -- 4.5%
      4     Deutsche Boerse AG (A)............................       612
      6     Nuveen Investments, Inc. Class A..................       291
      2     Swiss Life Holding (A)............................       472
                                                                 -------
                                                                   1,375
                                                                 -------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            REAL ESTATE CREDIT (MORTGAGE BANKING) -- 3.3%
     13     Countrywide Financial Corp. ......................   $   492
      7     Federal Home Loan Mortgage Corp. .................       497
                                                                 -------
                                                                     989
                                                                 -------
            SECURITIES AND COMMODITY EXCHANGES -- 2.1%
     82     Hong Kong Exchanges & Clearing Ltd. (A)...........       648
                                                                 -------
            SECURITIES, COMMODITIES AND BROKERAGE -- 6.7%
     24     E*Trade Financial Corp. (D).......................       556
      3     Gluskin Sheff + Associates, Inc. (D) (I)..........        44
     24     UBS AG (A)........................................     1,425
                                                                 -------
                                                                   2,025
                                                                 -------
            Total common stock
              (cost $24,277)..................................   $29,603
                                                                 -------
PRINCIPAL
AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 11.0%
            REPURCHASE AGREEMENTS -- 5.2%
 $  315     Bank of America Securities TriParty Joint
              Repurchase Agreement,
              5.31%, 11/01/2006...............................   $   315
    185     Credit Suisse Securities TriParty Joint Repurchase
              Agreement,
              5.32%, 11/01/2006...............................       185
      7     Deutsche Bank Securities Joint Repurchase
              Agreement,
              5.25%, 11/01/2006...............................         7
    148     Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              5.30%, 11/01/2006...............................       148
    312     Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              5.32%, 11/01/2006...............................       312
    171     Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              5.29%, 11/01/2006...............................       171
    419     UBS Securities TriParty Joint Repurchase
              Agreement,
              5.31%, 11/01/2006...............................       419
                                                                 -------
                                                                   1,557
                                                                 -------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 5.8%
  1,765     Navigator Prime Portfolio.........................     1,765
                                                                 -------
            Total short-term investments
              (cost $3,322)...................................   $ 3,322
                                                                 -------
            Total investments in securities
              (cost $27,599) (C)..............................   $32,925
                                                                 =======

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 49.91% of total net assets at October 31, 2006.

  (A)The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

     October 31, 2006, was $14,230, which represents 47.09% of total net assets.

  (C)At October 31, 2006, the cost of securities for federal income tax purposes was $27,665 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation..........................  $5,321
      Unrealized depreciation..........................     (61)
                                                         ------
      Net unrealized appreciation......................  $5,260
                                                         ======

  (D)Currently non-income producing.

  (G)Security is partially on loan at October 31, 2006.

  (I)Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at October 31, 2006, was $44, which represents 0.15% of total net assets.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

       FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT OCTOBER 31, 2006

                                                                                                                     UNREALIZED
                                                                MARKET         CONTRACT          DELIVERY           APPRECIATION
DESCRIPTION                                 TRANSACTION         VALUE           AMOUNT             DATE            (DEPRECIATION)
-----------                                 -----------         ------         --------         ----------         --------------
Australian Dollar                              Buy               $ 47            $ 47           11/02/2006              $--
British Pound                                  Buy                748             744           11/01/2006                4
British Pound                                  Buy                  5               5           11/02/2006               --
Canadian Dollar                                Buy                 27              27           11/01/2006               --
Euro                                           Sell               342             341           11/01/2006               (1)
Euro                                           Sell               264             263           11/02/2006               (1)
Euro                                           Buy                 60              59           11/02/2006                1
Euro                                           Buy                 42              42           11/01/2006               --
Euro                                           Buy                 13              13           11/01/2006               --
Euro                                           Buy                 20              20           11/01/2006               --
Euro                                           Buy                 27              27           11/02/2006               --
Hong Kong Dollars                              Buy                 23              23           11/02/2006               --
Japanese Yen                                   Buy                 45              45           11/02/2006               --
Swiss Francs                                   Buy                 16              15           11/02/2006                1
Swiss Francs                                   Buy                 21              21           11/02/2006               --
                                                                                                                        ---
                                                                                                                        $ 4
                                                                                                                        ===

DIVERSIFICATION BY COUNTRY
As of October 31, 2006

                                                  PERCENTAGE OF
COUNTRY                                            NET ASSETS
---------------------------------------------------------------
Australia                                               4.6%
---------------------------------------------------------------
Canada                                                  2.8
---------------------------------------------------------------
Germany                                                 7.6
---------------------------------------------------------------
Hong Kong                                               2.1
---------------------------------------------------------------
Italy                                                   5.9
---------------------------------------------------------------
Japan                                                   4.6
---------------------------------------------------------------
Netherlands                                             2.7
---------------------------------------------------------------
Spain                                                   3.8
---------------------------------------------------------------
Switzerland                                             8.3
---------------------------------------------------------------
United Kingdom                                          7.5
---------------------------------------------------------------
United States                                          48.1
---------------------------------------------------------------
Short-Term Investments                                 11.0
---------------------------------------------------------------
Other Assets & Liabilities                             (9.0)
---------------------------------------------------------------
TOTAL                                                 100.0%
---------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD GLOBAL HEALTH FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
 COMMON STOCK -- 97.5%
            AGENCIES, BROKERAGES, OTHER INSURANCE ACTIVITIES -- 1.1%
     150    Medco Health Solutions, Inc. (D)..................  $  8,014
                                                                --------
            BASIC CHEMICAL MANUFACTURING -- 0.7%
     100    Bayer AG (A)......................................     5,036
                                                                --------
            DRUGS & DRUGGISTS SUNDRIES WHOLESALERS -- 6.5%
     299    Cardinal Health, Inc. ............................    19,583
     569    McKesson Corp. ...................................    28,476
                                                                --------
                                                                  48,059
                                                                --------
            ELECTRICAL EQUIPMENT MANUFACTURING -- 0.9%
     203    Olympus Corp. (A)(G)..............................     6,446
                                                                --------
            GENERAL MEDICAL AND SURGICAL HOSPITALS -- 1.9%
     225    Triad Hospitals, Inc. (D)(G)......................     8,335
     114    Universal Health Services, Inc. Class B...........     6,047
                                                                --------
                                                                  14,382
                                                                --------
            HEALTH AND PERSONAL CARE STORES -- 1.4%
     319    CVS Corp. ........................................    10,023
                                                                --------
            INSURANCE CARRIERS -- 5.0%
      50    Ehealth, Inc. ....................................     1,095
     597    UnitedHealth Group, Inc. .........................    29,115
      89    WellPoint, Inc. (D)...............................     6,808
                                                                --------
                                                                  37,018
                                                                --------
            MEDICAL EQUIPMENT & SUPPLIES MANUFACTURING -- 5.4%
     366    Baxter International, Inc. .......................    16,825
     267    Biomet, Inc. .....................................    10,084
     829    Boston Scientific Corp. (D).......................    13,196
                                                                --------
                                                                  40,105
                                                                --------
            NAVIGATE, MEASURE, CONTROL INSTRUMENT MANUFACTURING -- 6.1%
     124    Beckman Coulter, Inc. ............................     7,127
     778    Medtronic, Inc. ..................................    37,854
                                                                --------
                                                                  44,981
                                                                --------
            PHARMACEUTICAL & MEDICINE MANUFACTURING -- 57.7%
     836    Abbott Laboratories...............................    39,718
     216    Amgen, Inc. (D)...................................    16,389
     299    Amylin Pharmaceuticals, Inc. (D)(G)...............    13,144
      76    Array BioPharma, Inc. (D)(G)......................       748
     492    Astellas Pharma, Inc. (A).........................    22,159
     398    AstraZeneca plc ADR...............................    23,351
     150    AtheroGenics, Inc. (D)(G).........................     1,951
      75    Barr Pharmaceuticals, Inc. (D)....................     3,917
     800    Bristol-Myers Squibb Co. .........................    19,795
     231    Cephalon, Inc. (D)(G).............................    16,201
     738    Cytokinetics, Inc. (D)(G).........................     5,383
     845    Daiichi Sankyo Co., Ltd. (A)......................    25,098
     494    Eisai Co., Ltd. (A)(G)............................    25,289
     719    Elan Corp. plc ADR (D)............................    10,413
     289    Eli Lilly & Co. ..................................    16,159
     294    Forest Laboratories, Inc. (D)(G)..................    14,364
     337    Gilead Sciences, Inc. (D).........................    23,226

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            PHARMACEUTICAL & MEDICINE MANUFACTURING -- (CONTINUED)
     150    H. Lundbeck A/S (A)(G)............................  $  3,523
     105    Ipsen (A).........................................     4,310
     613    MGI Pharma, Inc. (D)(G)...........................    11,663
     124    NPS Pharmaceuticals, Inc. (D)(G)..................       584
     599    Sanofi-Aventis S.A. ADR...........................    25,554
   1,651    Schering-Plough Corp. ............................    36,549
      64    Schwarz Pharma AG (A)(G)..........................     7,495
   1,191    Shionogi & Co., Ltd. (A)(G).......................    23,863
     103    Takeda Pharmaceutical Co., Ltd. (A)...............     6,632
     161    Teva Pharmaceutical Industries Ltd. ADR...........     5,308
     226    UCB S.A. (A)(G)...................................    13,991
     323    Vertex Pharmaceuticals, Inc. (D)(G)...............    13,122
                                                                --------
                                                                 429,899
                                                                --------
            PROFESSIONAL SERVICES -- COMPUTER SYSTEM DESIGN &
            RELATED -- 1.0%
     272    IMS Health, Inc. .................................     7,572
                                                                --------
            SCIENTIFIC RESEARCH & DEVELOPMENT SERVICES -- 9.8%
     494    Applera Corp. -- Celera Genomics Group (D)........     7,670
     667    Ciphergen Biosystems, Inc. (D)(G).................       714
     330    CV Therapeutics, Inc. (D)(G)......................     4,267
     245    Exelixis, Inc. (D)(G).............................     2,378
      98    Genmab A/S (D)(A).................................     4,377
     567    Human Genome Sciences, Inc. (D)(G)................     7,569
     154    ICOS Corp. (D)(G).................................     4,879
     378    Incyte Corp. (D)(G)...............................     1,801
     340    Medicines Co. (D)(G)..............................     8,832
   1,304    Millennium Pharmaceuticals, Inc. (D)(G)...........    15,256
     347    Regeneron Pharmaceuticals, Inc. (D)...............     6,955
     491    Zymogenetics, Inc. (D)(G).........................     7,880
                                                                --------
                                                                  72,578
                                                                --------
            Total common stock
              (cost $623,259).................................  $724,113
                                                                --------
PRINCIPAL
 AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 16.5%
            REPURCHASE AGREEMENTS -- 2.3%
$  3,431    Bank of America Securities TriParty Joint
              Repurchase Agreement,
              5.31%, 11/01/2006...............................  $  3,431
   2,018    Credit Suisse Securities TriParty Joint Repurchase
              Agreement,
              5.32%, 11/01/2006...............................     2,018
      81    Deutsche Bank Securities Joint Repurchase
              Agreement,
              5.25%, 11/01/2006...............................        81
   1,615    Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              5.30%, 11/01/2006...............................     1,615
   3,391    Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              5.32%, 11/01/2006...............................     3,391

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
SHORT-TERM INVESTMENTS -- (CONTINUED)
            REPURCHASE AGREEMENTS -- (CONTINUED)
v$ 1,857    Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              5.29%, 11/01/2006...............................  $  1,857
   4,561    UBS Securities TriParty Joint Repurchase
              Agreement,
              5.31%, 11/01/2006...............................     4,561
                                                                --------
                                                                  16,954
                                                                --------
 SHARES
--------
     OEV
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 14.2%
 105,310    Navigator Prime Portfolio.........................  $105,310
                                                                --------
            Total short-term investments
              (cost $122,266).................................  $122,264
                                                                --------
            Total investments in securities
              (cost $745,523) (C).............................  $846,377
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 28.67% of total net assets at October 31, 2006.

 (A) The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at October 31, 2006, was $148,219, which represents 19.96% of total net assets.

 (C) At October 31, 2006, the cost of securities for federal income tax purposes was $746,960 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation........................  $117,212
      Unrealized depreciation........................   (17,795)
                                                       --------
      Net unrealized appreciation....................  $ 99,417
                                                       ========

 (D) Currently non-income producing.

 (G) Security is partially on loan at October 31, 2006.

 (W) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

       FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT OCTOBER 31, 2006

                                                                                                                     UNREALIZED
                                                                MARKET         CONTRACT          DELIVERY           APPRECIATION
DESCRIPTION                                 TRANSACTION         VALUE           AMOUNT             DATE            (DEPRECIATION)
-----------                                 -----------         ------         --------         ----------         --------------
Euro                                           Buy               $249            $248           11/01/2006             $   1
Euro                                           Buy                350             349           11/02/2006                 1
Euro                                           Buy                531             531           11/03/2006                --
                                                                                                                       -----
                                                                                                                       $   2
                                                                                                                       =====

DIVERSIFICATION BY COUNTRY
October 31, 2006

                                                  PERCENTAGE OF
COUNTRY                                            NET ASSETS
---------------------------------------------------------------
Belgium                                                 1.9%
---------------------------------------------------------------
Denmark                                                 1.1
---------------------------------------------------------------
France                                                  4.0
---------------------------------------------------------------
Germany                                                 1.7
---------------------------------------------------------------
Ireland                                                 1.4
---------------------------------------------------------------
Israel                                                  0.7
---------------------------------------------------------------
Japan                                                  14.7
---------------------------------------------------------------
United Kingdom                                          3.1
---------------------------------------------------------------
United States                                          68.9
---------------------------------------------------------------
Short-Term Investments                                 16.5
---------------------------------------------------------------
Other Assets & Liabilities                            (14.0)
---------------------------------------------------------------
TOTAL                                                 100.0%
---------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD GLOBAL LEADERS FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
 COMMON STOCK -- 97.4%
            BASIC MATERIALS -- 2.5%
     207    Cameco Corp. .....................................  $  7,261
      44    Vallourec (A)(G)..................................    10,856
                                                                --------
                                                                  18,117
                                                                --------
            CAPITAL GOODS -- 1.6%
     150    Boeing Co. .......................................    11,987
                                                                --------
            CONSUMER CYCLICAL -- 10.6%
     176    Best Buy Co., Inc. ...............................     9,707
   3,141    Carphone Warehouse Group plc (A)(G)...............    16,948
     291    eBay, Inc. (D)....................................     9,359
      62    Nintendo Co. Ltd. (A).............................    12,569
      77    Pinault-Printemps-Redoute S.A. (A)(G).............    11,445
   2,258    Tesco plc (A).....................................    16,943
                                                                --------
                                                                  76,971
                                                                --------
            CONSUMER STAPLES -- 5.9%
      61    Fomento Economico Mexicano S.A. de C.V. ADR.......     5,850
      70    Groupe Danone (A)(G)..............................    10,256
       2    Japan Tobacco, Inc. (A)...........................    10,111
      16    Nestle S.A. (A)...................................     5,598
     259    Reckitt Benckiser plc (A).........................    11,281
                                                                --------
                                                                  43,096
                                                                --------
            ENERGY -- 2.3%
      59    Noble Corp. ......................................     4,164
     205    Schlumberger Ltd. ................................    12,906
                                                                --------
                                                                  17,070
                                                                --------
            FINANCE -- 18.7%
      83    BNP Paribas (A)(G)................................     9,101
      75    Deutsche Boerse AG (A)............................    12,008
     426    E*Trade Financial Corp. (D).......................     9,906
     126    Erste Bank Der Oesterreichischen Sparkassen AG
              (A)(G)..........................................     8,541
      36    Euronext (A)(G)...................................     3,629
      74    Goldman Sachs Group, Inc. ........................    14,025
      53    KBC Groep N.V. (A)................................     5,749
   1,265    Man Group plc (A).................................    11,757
      37    ORIX Corp. (A) PFIC...............................    10,406
   1,317    Shinsei Bank Ltd. (A).............................     7,594
     123    SLM Corp. ........................................     5,968
     404    Standard Chartered plc (A)........................    11,375
     388    Sumitomo Realty & Development Co., Ltd. (A)(G)....    12,855
     221    UBS AG (A)........................................    13,218
                                                                --------
                                                                 136,132
                                                                --------
            HEALTH CARE -- 11.6%
     129    Amgen, Inc. (D)...................................     9,808
      99    AstraZeneca plc (A)...............................     5,818
      83    Celgene Corp. (D)(G)..............................     4,425
     244    Eisai Co., Ltd. (A)...............................    12,481
     498    Elan Corp. plc ADR (D)............................     7,214
     244    Monsanto Co. .....................................    10,781
      31    Roche Holding AG (A)..............................     5,430

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            HEALTH CARE -- (CONTINUED)
      26    Sanofi-Aventis S.A. (A)(G)........................  $  2,235
     688    Schering-Plough Corp. ............................    15,221
     223    Wyeth.............................................    11,395
                                                                --------
                                                                  84,808
                                                                --------
            SERVICES -- 10.2%
     403    Comcast Corp. Class A (D).........................    16,390
   3,179    EMI Group plc (A).................................    16,344
      97    Harrah's Entertainment, Inc. .....................     7,195
     319    Las Vegas Sands Corp. (D).........................    24,270
     377    Warner Music Group Corp. .........................     9,776
                                                                --------
                                                                  73,975
                                                                --------
            TECHNOLOGY -- 33.2%
     385    Adobe Systems, Inc. (D)...........................    14,726
     332    America Movil S.A. de C.V. ADR....................    14,216
     471    American Tower Corp. Class A (D)..................    16,962
     263    ASML Holding N.V. (D)(A)..........................     6,003
      61    Broadcom Corp. Class A (D)........................     1,834
     538    Cisco Systems, Inc. (D)...........................    12,970
     437    Corning, Inc. (D).................................     8,924
     134    Danaher Corp. ....................................     9,581
      49    Google, Inc. (D)..................................    23,391
     330    Hewlett-Packard Co. ..............................    12,773
     173    High Tech Computer Corp. (A)......................     4,283
   1,494    Hon Hai Precision Industry Co., Ltd. (A)..........     9,663
     430    Intel Corp. ......................................     9,172
     694    Motorola, Inc. ...................................    16,004
     370    Network Appliance, Inc. (D)(G)....................    13,487
     602    Oracle Corp. (D)..................................    11,123
       8    Rakuten, Inc. (A)(G)..............................     3,601
      94    Research In Motion Ltd. (D).......................    11,043
      20    Samsung Electronics Co., Ltd. (A).................    12,815
     220    SanDisk Corp. (D).................................    10,581
     611    Sharp Corp. (A)...................................    10,875
      94    Tokyo Electron Ltd. (A)(G)........................     6,980
                                                                --------
                                                                 241,007
                                                                --------
            TRANSPORTATION -- 0.8%
      87    Ryanair Holdings plc ADR (D)(G)...................     5,793
                                                                --------
            Total common stock
              (cost $600,365).................................  $708,956
                                                                --------
PRINCIPAL
 AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 13.5%
            REPURCHASE AGREEMENTS -- 1.8%
 $ 2,644    Banc of America Securities TriParty Joint
              Repurchase Agreement,
              5.31%, 11/01/2006...............................  $  2,644
   1,555    Credit Suisse Securities TriParty Joint Repurchase
              Agreement,
              5.32%, 11/01/2006...............................     1,555
      62    Deutsche Bank Securities Joint Repurchase
              Agreement,
              5.25%, 11/01/2006...............................        62

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
SHORT-TERM INVESTMENTS -- (CONTINUED)
            REPURCHASE AGREEMENTS -- (CONTINUED)
 $ 1,244    Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              5.30%, 11/01/2006...............................  $  1,244
   2,613    Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              5.32%, 11/01/2006...............................     2,613
   1,431    Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              5.29%, 11/01/2006...............................     1,431
   3,515    UBS Securities TriParty Joint Repurchase
              Agreement,
              5.31%, 11/01/2006...............................     3,515
                                                                --------
                                                                  13,064
                                                                --------

 SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 11.7%
  85,242    Navigator Prime Portfolio.........................  $ 85,242
                                                                --------
            Total short-term investments
              (cost $98,306)..................................  $ 98,306
                                                                --------
            Total investments in securities
              (cost $698,671) (C).............................  $807,262
                                                                ========

DIVERSIFICATION BY COUNTRY
October 31, 2006

                                                  PERCENTAGE OF
COUNTRY                                            NET ASSETS
---------------------------------------------------------------
Austria                                                 1.2%
---------------------------------------------------------------
Belgium                                                 0.8
---------------------------------------------------------------
Canada                                                  2.5
---------------------------------------------------------------
France                                                  6.0
---------------------------------------------------------------
Germany                                                 1.6
---------------------------------------------------------------
Ireland                                                 1.8
---------------------------------------------------------------
Japan                                                  12.0
---------------------------------------------------------------
Mexico                                                  2.8
---------------------------------------------------------------
Netherlands                                             1.3
---------------------------------------------------------------
South Korea                                             1.8
---------------------------------------------------------------
Switzerland                                             3.3
---------------------------------------------------------------
Taiwan                                                  1.9
---------------------------------------------------------------
United Kingdom                                         12.4
---------------------------------------------------------------
United States                                          48.0
---------------------------------------------------------------
Short-Term Investments                                 13.5
---------------------------------------------------------------
Other Assets & Liabilities                            (10.9)
---------------------------------------------------------------
TOTAL                                                 100.0%
---------------------------------------------------------------

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 49.47% of total net assets at October 31, 2006.

  (A) The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at October 31, 2006, was $308,768, which represents 42.41% of total net assets.

  (C) At October 31, 2006, the cost of securities for federal income tax purposes was $706,443 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation........................  $106,318
      Unrealized depreciation........................    (5,499)
                                                       --------
      Net unrealized appreciation....................  $100,819
                                                       ========

  (D) Currently non-income producing.

  (G) Security is partially on loan at October 31, 2006.

  (W) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

       FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT OCTOBER 31, 2006

                                                                         UNREALIZED
                                     MARKET    CONTRACT    DELIVERY     APPRECIATION
DESCRIPTION            TRANSACTION    VALUE     AMOUNT       DATE      (DEPRECIATION)
-----------            -----------   ------    --------   ----------   --------------
British Pound             Sell       $3,261     $3,242    11/01/2006        $(19)
Euro                      Sell        6,489      6,474    11/01/2006         (15)
Euro                      Sell          629        627    11/02/2006          (2)
Euro                      Sell          251        251    11/03/2006          --
Japanese Yen              Buy           225        222    11/01/2006           3
Japanese Yen              Buy         1,463      1,459    11/02/2006           4
Japanese Yen              Buy           682        676    11/06/2006           6
Swiss Franc               Sell        2,785      2,786    11/03/2006           1
                                                                            ----
                                                                            $(22)
                                                                            ====
PFIC -- Passive Foreign Investment Company

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD GLOBAL TECHNOLOGY FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
 COMMON STOCK -- 96.8%
            ACTIVITIES RELATED TO CREDIT BANKING -- 1.7%
     44     Western Union Co. ................................   $   977
                                                                 -------
            AUDIO AND VIDEO EQUIPMENT MANUFACTURING -- 1.2%
     17     Sony Corp. (A)....................................       703
                                                                 -------
            BUSINESS SUPPORT SERVICES -- 1.2%
     17     Iron Mountain, Inc. (D)...........................       716
                                                                 -------
            COMMUNICATIONS EQUIPMENT MANUFACTURING -- 6.9%
     88     Motorola, Inc. ...................................     2,020
      8     Research In Motion Ltd. (D).......................       963
    290     Telefonaktiebolaget LM Ericsson (A)...............     1,096
                                                                 -------
                                                                   4,079
                                                                 -------
            COMPUTER AND PERIPHERAL MANUFACTURING -- 19.3%
    130     EMC Corp. (D).....................................     1,591
    139     Hewlett-Packard Co. ..............................     5,369
    375     Hon Hai Precision Industry Co., Ltd. (A)..........     2,425
     37     Integrated Device Technology, Inc. (D)............       586
     14     Network Appliance, Inc. (D).......................       522
     18     SanDisk Corp. (D).................................       875
                                                                 -------
                                                                  11,368
                                                                 -------
            DATA PROCESSING SERVICES -- 1.8%
     44     First Data Corp. .................................     1,074
                                                                 -------
            ELECTRICAL EQUIPMENT MANUFACTURING -- COMPONENT OTHER -- 3.3%
     95     Corning, Inc. (D).................................     1,933
                                                                 -------
            EMPLOYMENT SERVICES -- 2.4%
     17     Manpower, Inc. ...................................     1,145
      8     Robert Half International, Inc. ..................       292
                                                                 -------
                                                                   1,437
                                                                 -------
            INTERNET PROVIDERS & WEB SEARCH PORTALS -- 0.8%
     29     Redback Networks, Inc. (D)........................       456
                                                                 -------
            MACHINERY MANUFACTURING -- INDUSTRIAL MACHINERY -- 6.6%
     23     KLA-Tencor Corp. .................................     1,111
     56     Lam Research Corp. (D)............................     2,749
                                                                 -------
                                                                   3,860
                                                                 -------
            MANAGEMENT, SCIENTIFIC, AND TECH CONSULTING
            SERVICES -- 3.7%
     39     Accenture Ltd. Class A............................     1,280
     22     Monster Worldwide, Inc. (D).......................       891
                                                                 -------
                                                                   2,171
                                                                 -------
            NAVIGATE, MEASURE, CONTROL INSTRUMENT MANUFACTURING -- 1.5%
     16     Garmin Ltd. (G)...................................       860
                                                                 -------
            ON-LINE INFORMATION SERVICES -- 5.3%
      7     Google, Inc. (D)..................................     3,097
                                                                 -------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            PROFESSIONAL SERVICES -- COMPUTER SYSTEM DESIGN &
            RELATED -- 5.5%
     27     Automatic Data Processing, Inc. ..................   $ 1,355
     47     BISYS Group, Inc. (D).............................       517
     22     DST Systems, Inc. (D).............................     1,341
                                                                 -------
                                                                   3,213
                                                                 -------
            RETAIL -- ELECTRONIC SHOPPING AND MAIL-ORDER HOUSES -- 2.5%
     46     eBay, Inc. (D)....................................     1,488
                                                                 -------
            SEMICONDUCTOR, ELECTRONIC COMPONENT MANUFACTURING -- 17.9%
     36     Broadcom Corp. Class A (D)........................     1,090
    136     Intel Corp. ......................................     2,908
     14     International Rectifier Corp. (D).................       500
     68     Maxim Integrated Products, Inc. ..................     2,047
     26     QLogic Corp. (D)..................................       541
     34     S.O.I. Tec, S.A. (D)(A)(G)........................     1,004
      3     Samsung Electronics Co., Ltd. (A).................     1,746
      2     SiRF Technology Holdings, Inc. (D)................        59
     31     Trident Microsystems, Inc. (D)....................       655
                                                                 -------
                                                                  10,550
                                                                 -------
            SOFTWARE PUBLISHERS -- 13.1%
     58     Activision, Inc. (D)..............................       897
     35     Adobe Systems, Inc. (D)...........................     1,354
     18     Cognos, Inc. (D)..................................       653
     32     Electronic Arts, Inc. (D).........................     1,708
     60     Microsoft Corp. ..................................     1,734
     35     Oracle Corp. (D)..................................       652
     44     Red Hat, Inc. (D).................................       724
                                                                 -------
                                                                   7,722
                                                                 -------
            WHOLESALERS -- ELECTRICAL GOODS -- 1.1%
     49     Arris Group, Inc. (D).............................       658
                                                                 -------
            WIRELESS COMMUNICATIONS SERVICES -- 1.0%
    107     Sonus Networks, Inc. (D)(G).......................       560
                                                                 -------
            Total common stock
              (cost $49,906)..................................   $56,922
                                                                 -------
INVESTMENT COMPANIES -- 0.4%
            INVESTMENT POOLS AND FUNDS -- 0.4%
      5     Ishares Goldman Sachs Tech I Index Fund...........   $   244
                                                                 -------
            Total investment companies
              (cost $246).....................................   $   244
                                                                 -------
WARRANTS -- 0.8%
            OTHER PERSONAL SERVICES -- 0.8%
     10     Tata Consultancy Services Ltd. Warrants (D) (I)...   $   482
                                                                 -------
            Total warrants
              (cost $299).....................................   $   482
                                                                 -------
            Total long-term investments
              (cost $50,451)..................................   $57,648
                                                                 -------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

 PRINCIPAL                                                       MARKET
  AMOUNT                                                        VALUE (W)
-----------                                                    -----------
                                           SHORT-TERM INVESTMENTS -- 4.0%
           REPURCHASE AGREEMENTS -- 1.3%
 $     155 Bank of America Securities TriParty Joint
             Repurchase Agreement,
             5.31%, 11/01/2006...............................   $     155
        91 Credit Suisse Securities TriParty Joint Repurchase
             Agreement,
             5.32%, 11/01/2006...............................          91
         4 Deutsche Bank Securities Joint Repurchase
             Agreement,
             5.25%, 11/01/2006...............................           4
        73 Deutsche Bank Securities TriParty Joint Repurchase
             Agreement,
             5.30%, 11/01/2006...............................          73
       154 Deutsche Bank Securities TriParty Joint Repurchase
             Agreement,
             5.32%, 11/01/2006...............................         154
        84 Morgan Stanley & Co., Inc. TriParty Joint
             Repurchase Agreement,
             5.29%, 11/01/2006...............................          84
       207 UBS Securities TriParty Joint Repurchase
             Agreement,
             5.31%, 11/01/2006...............................         207
                                                                ---------
                                                                      768
                                                                ---------
           SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
           LENDING -- 2.7%
     1,610 BNY Institutional Cash Reserve Fund...............       1,610
                                                                ---------
           Total short-term investments
             (cost $2,378)...................................   $   2,378
                                                                ---------
           Total investments in securities
             (cost $52,829) (C)..............................   $  60,026
                                                                =========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 15.43% of total net assets at October 31, 2006.

  (A) The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at October 31, 2006, was $6,974, which represents 11.86% of total net assets.

  (C) At October 31, 2006, the cost of securities for federal income tax purposes was $53,270 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation..........................  $7,691
      Unrealized depreciation..........................    (935)
                                                         ------
      Net unrealized appreciation......................  $6,756
                                                         ======

  (D) Currently non-income producing.

  (G) Security is partially on loan at October 31, 2006.

  (I) Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at October 31, 2006, was $482, which represents 0.82% of total net assets.

  (W) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

DIVERSIFICATION BY COUNTRY
October 31, 2006

                                                  PERCENTAGE OF
COUNTRY                                            NET ASSETS
---------------------------------------------------------------
Canada                                                  2.7%
---------------------------------------------------------------
France                                                  1.7
---------------------------------------------------------------
Japan                                                   1.2
---------------------------------------------------------------
Luxembourg                                              0.8
---------------------------------------------------------------
South Korea                                             3.0
---------------------------------------------------------------
Sweden                                                  1.9
---------------------------------------------------------------
Taiwan                                                  4.1
---------------------------------------------------------------
United States                                          82.6
---------------------------------------------------------------
Short Term Investments                                  4.0
---------------------------------------------------------------
Other Assets & Liabilities                             (2.0)
---------------------------------------------------------------
TOTAL                                                 100.0%
---------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD GROWTH ALLOCATION FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
AFFILIATED INVESTMENT COMPANIES -- 99.9%
EQUITY FUNDS -- 79.8%
  2,057     Hartford Capital Appreciation Fund, Class Y.......  $ 86,783
  6,355     Hartford Disciplined Equity Fund, Class Y.........    86,306
     82     Hartford Equity Income Fund, Class Y..............     1,147
  2,239     Hartford Global Leaders Fund, Class Y.............    45,094
    857     Hartford Growth Fund, Class Y (D).................    16,185
    836     Hartford Growth Opportunities Fund, Class Y.......    25,115
  1,449     Hartford International Capital Appreciation Fund,
              Class Y.........................................    21,983
  1,000     Hartford International Opportunities Fund, Class
              Y...............................................    16,677
  1,551     Hartford International Small Company Fund, Class
              Y...............................................    25,396
    749     Hartford MidCap Value Fund, Class Y...............    11,240
    939     Hartford Select MidCap Growth Fund, Class Y.......    10,668
    638     Hartford Select Midcap Value Fund, Class Y........     7,906
    105     Hartford Select Smallcap Growth Fund, Class Y
              (D).............................................     1,113
  1,818     Hartford Small Company Fund, Class Y (D)..........    41,321
  1,674     Hartford SmallCap Growth Fund, Class Y (D)........    53,488
  2,408     Hartford Value Fund, Class Y......................    31,086
  2,399     Hartford Value Opportunities Fund, Class Y........    44,332
                                                                --------
            Total equity funds
              (cost $465,258).................................  $525,840
                                                                --------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
FIXED INCOME FUNDS -- 20.1%
  4,519     Hartford Inflation Plus Fund, Class Y.............  $ 47,223
  2,829     Hartford Short Duration Fund, Class Y.............    27,954
  5,373     Hartford Total Return Bond Fund, Class Y..........    57,542
                                                                --------
            Total fixed income funds
              (cost $134,314).................................  $132,719
                                                                --------
            Total investments in affiliated investment
              companies
              (cost $599,572) (C).............................  $658,559
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

  (C) At October 31, 2006, the cost of securities for federal income tax purposes was $599,583 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation.........................  $60,570
      Unrealized depreciation.........................   (1,594)
                                                        -------
      Net unrealized appreciation.....................  $58,976
                                                        =======

  (D) Currently non-income producing.

  (W) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD GROWTH FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
 COMMON STOCK -- 99.1%
            BASIC MATERIALS -- 2.4%
     698    Cameco Corp. .....................................  $   24,508
     272    Companhia Vale do Rio Doce ADR....................       6,919
                                                                ----------
                                                                    31,427
                                                                ----------
            CAPITAL GOODS -- 4.0%
     581    Boeing Co. .......................................      46,382
     124    International Game Technology.....................       5,287
                                                                ----------
                                                                    51,669
                                                                ----------
            CONSUMER CYCLICAL -- 3.3%
     483    eBay, Inc. (D)....................................      15,524
     251    Wal-Mart Stores, Inc. ............................      12,370
     226    Whole Foods Market, Inc. .........................      14,422
                                                                ----------
                                                                    42,316
                                                                ----------
            CONSUMER STAPLES -- 0.7%
     139    PepsiCo, Inc. ....................................       8,814
                                                                ----------
            ENERGY -- 1.5%
     577    Halliburton Co. (G)...............................      18,655
                                                                ----------
            FINANCE -- 19.5%
     224    AMVESCAP plc ADR..................................       5,150
      38    Chicago Mercantile Exchange Holdings, Inc. .......      19,148
     751    Commerce Bancorp, Inc. (G)........................      26,214
     418    Franklin Resources, Inc. .........................      47,621
      36    Goldman Sachs Group, Inc. ........................       6,827
     687    Nasdaq Stock Market, Inc. (D).....................      24,540
     217    State Street Corp. ...............................      13,938
     749    UBS AG............................................      44,791
   1,003    UnitedHealth Group, Inc. .........................      48,910
     539    Western Union Co. ................................      11,878
                                                                ----------
                                                                   249,017
                                                                ----------
            HEALTH CARE -- 13.1%
      20    Abbott Laboratories...............................         950
     194    Amgen, Inc. (D)...................................      14,736
     702    AstraZeneca plc ADR...............................      41,213
     505    Elan Corp. plc ADR (D)(G).........................       7,319
     129    Genzyme Corp. (D).................................       8,682
     148    Gilead Sciences, Inc. (D).........................      10,217
     180    Monsanto Co. .....................................       7,964
     715    Sanofi-Aventis S.A. ADR...........................      30,502
   1,745    Schering-Plough Corp. ............................      38,631
     186    Vertex Pharmaceuticals, Inc. (D)(G)...............       7,567
                                                                ----------
                                                                   167,781
                                                                ----------
            SERVICES -- 16.1%
     173    Accenture Ltd. Class A............................       5,700
     855    Autodesk, Inc. (D)................................      31,415
      92    Corporate Executive Board Co. ....................       8,266
     371    Equifax, Inc. ....................................      14,108
     365    Fluor Corp. ......................................      28,600
     137    Manpower, Inc. ...................................       9,264
     424    Monster Worldwide, Inc. (D).......................      17,195
     284    Moody's Corp. ....................................      18,823
     126    Starwood Hotels & Resorts.........................       7,526

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            SERVICES -- (CONTINUED)
     397    United Parcel Service, Inc. Class B...............  $   29,886
     175    Viacom, Inc. Class B (D)..........................       6,825
     749    Walt Disney Co. ..................................      23,566
     369    XM Satellite Radio Holdings, Inc. Class A (D).....       4,308
                                                                ----------
                                                                   205,482
                                                                ----------
            TECHNOLOGY -- 33.4%
   1,021    Adobe Systems, Inc. (D)...........................      39,041
     296    America Movil S.A. de C.V. ADR....................      12,684
     348    American Tower Corp. Class A (D)..................      12,539
     191    AT&T, Inc. .......................................       6,530
   1,758    Cisco Systems, Inc. (D)...........................      42,431
     386    Danaher Corp. ....................................      27,733
     716    General Electric Co. .............................      25,129
      83    Google, Inc. (D)..................................      39,545
     369    Hewlett-Packard Co. ..............................      14,299
     576    Linear Technology Corp. ..........................      17,933
     394    Marvell Technology Group Ltd. (D).................       7,201
   1,142    Medtronic, Inc. ..................................      55,572
   1,100    Motorola, Inc. ...................................      25,364
   1,517    Network Appliance, Inc. (D).......................      55,381
   1,092    Oracle Corp. (D)..................................      20,162
      91    Qualcomm, Inc. ...................................       3,323
     309    SanDisk Corp. (D).................................      14,863
     365    Symantec Corp. (D)................................       7,232
                                                                ----------
                                                                   426,962
                                                                ----------
            TRANSPORTATION -- 3.1%
     455    General Dynamics Corp. ...........................      32,351
     113    Harley-Davidson, Inc. ............................       7,772
                                                                ----------
                                                                    40,123
                                                                ----------
            UTILITIES -- 2.0%
     404    TXU Corp. ........................................      25,474
                                                                ----------
            Total common stock
              (cost $1,180,403)...............................  $1,267,720
                                                                ----------
PRINCIPAL
 AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 3.8%
            REPURCHASE AGREEMENTS -- 1.0%
 $ 2,530    Bank of America Securities TriParty Joint
              Repurchase Agreement,
              5.31%, 11/01/2006...............................  $    2,530
   1,489    Credit Suisse Securities TriParty Joint Repurchase
              Agreement,
              5.32%, 11/01/2006...............................       1,489
      59    Deutsche Bank Securities Joint Repurchase
              Agreement,
              5.25%, 11/01/2006...............................          59
   1,191    Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              5.30%, 11/01/2006...............................       1,191
   2,501    Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              5.32%, 11/01/2006...............................       2,501

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD GROWTH FUND

 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
SHORT-TERM INVESTMENTS -- (CONTINUED)
            REPURCHASE AGREEMENTS -- (CONTINUED)
 $ 1,369    Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              5.29%, 11/01/2006...............................  $    1,369
   3,364    UBS Securities TriParty Joint Repurchase
              Agreement,
              5.31%, 11/01/2006...............................       3,364
                                                                ----------
                                                                    12,503
                                                                ----------
 SHARES
---------
            SHARES SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 2.8%
  35,675    BNY Institutional Cash Reserve Fund...............  $   35,675
                                                                ----------
            Total short-term investments
              (cost $48,178)..................................  $   48,178
                                                                ----------
            Total investments in securities
              (cost $1,228,581) (C)...........................  $1,315,898
                                                                ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 13.53% of total net assets at October 31, 2006.

  (C)At October 31, 2006, the cost of securities for federal income tax purposes was $1,230,929 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation........................  $123,279
      Unrealized depreciation........................   (38,310)
                                                       --------
      Net unrealized appreciation....................  $ 84,969
                                                       ========

  (D) Currently non-income producing.

  (G) Security is partially on loan at October 31, 2006.

  (W) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD GROWTH OPPORTUNITIES FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
 COMMON STOCK -- 98.1%
            BASIC MATERIALS -- 6.8%
     379    Cameco Corp. .....................................  $   13,325
     631    Companhia Vale do Rio Doce ADR (G)................      16,053
     401    Jarden Corp. (D)(G)...............................      14,427
     129    Potash Corp. of Saskatchewan......................      16,099
      54    Rio Tinto plc ADR.................................      12,044
     104    Wacker Chemie AG (D)(A)...........................      12,384
                                                                ----------
                                                                    84,332
                                                                ----------
            CAPITAL GOODS -- 3.0%
     143    Alliant Techsystems, Inc. (D).....................      11,033
     231    Boeing Co. .......................................      18,432
     184    Joy Global, Inc. .................................       7,208
                                                                ----------
                                                                    36,673
                                                                ----------
            CONSUMER CYCLICAL -- 10.1%
     133    Altria Group, Inc. ...............................      10,793
     384    California Pizza Kitchen, Inc. (D)................      12,376
     173    Children's Place Retail Stores, Inc. (D)..........      12,157
     543    eBay, Inc. (D)....................................      17,437
     312    Foster Wheeler Ltd. (D)...........................      14,033
     538    Hot Topic, Inc. (D)...............................       5,434
     357    Kohl's Corp. (D)..................................      25,232
      60    Nintendo Co. Ltd. (A).............................      12,221
     430    Tiffany & Co. ....................................      15,363
                                                                ----------
                                                                   125,046
                                                                ----------
            CONSUMER STAPLES -- 0.9%
     229    Alberto-Culver Co. ...............................      11,610
                                                                ----------
            ENERGY -- 2.1%
     401    Chesapeake Energy Corp. ..........................      12,992
     421    Halliburton Co. ..................................      13,613
                                                                ----------
                                                                    26,605
                                                                ----------
            FINANCE -- 9.8%
     345    Citigroup, Inc. ..................................      17,285
     279    Dade Behring Holdings, Inc. ......................      10,146
     705    E*Trade Financial Corp. (D).......................      16,405
     510    Nasdaq Stock Market, Inc. (D).....................      18,212
     328    Nuveen Investments, Inc. Class A..................      16,170
     245    State Street Corp. ...............................      15,711
     197    UBS AG............................................      11,783
     729    Western Union Co. ................................      16,063
                                                                ----------
                                                                   121,775
                                                                ----------
            HEALTH CARE -- 16.4%
     271    Alkermes, Inc. (D)................................       4,549
     249    Amylin Pharmaceuticals, Inc. (D)..................      10,950
     237    Astellas Pharma, Inc. (A).........................      10,679
     266    AtheroGenics, Inc. (D)(G).........................       3,463
     443    Auxilium Pharmaceuticals, Inc. (D)(G).............       5,586
     238    Cephalon, Inc. (D)(G).............................      16,724
     131    Covance, Inc. (D).................................       7,646
     280    Digene Corp. (D)..................................      13,010
     220    Eisai Co., Ltd. (A)...............................      11,274
     576    Elan Corp. plc ADR (D)(G).........................       8,336

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            HEALTH CARE -- (CONTINUED)
     243    Eli Lilly & Co. ..................................  $   13,605
     139    Encysive Pharmaceuticals, Inc. (D)(G).............         663
     296    Forest Laboratories, Inc. (D).....................      14,467
     155    ICOS Corp. (D)(G).................................       4,907
     390    Kyphon, Inc. (D)..................................      15,389
     187    Medicines Co. (D).................................       4,852
     306    Pharmaceutical Product Development, Inc. .........       9,688
   1,144    Schering-Plough Corp. ............................      25,319
     730    Shionogi & Co., Ltd. (A)(G).......................      14,630
     183    Vertex Pharmaceuticals, Inc. (D)..................       7,442
                                                                ----------
                                                                   203,179
                                                                ----------
            SERVICES -- 11.8%
     303    Accenture Ltd. Class A............................       9,985
     456    Comcast Corp. Class A (D).........................      18,533
     547    DreamWorks Animation SKG, Inc. (D)................      14,455
     349    Equifax, Inc. ....................................      13,254
     181    Fluor Corp. ......................................      14,219
     262    Focus Media Holding Ltd. ADR (D)..................      13,862
     179    Manpower, Inc. ...................................      12,131
     307    MoneyGram International, Inc. ....................      10,485
     176    Stericycle, Inc. (D)..............................      12,417
     500    Tetra Technologies, Inc. (D)......................       9,094
     569    Walt Disney Co. ..................................      17,910
                                                                ----------
                                                                   146,345
                                                                ----------
            TECHNOLOGY -- 32.4%
   1,328    Activision, Inc. (D)..............................      20,475
     548    Adobe Systems, Inc. (D)...........................      20,942
     297    Amdocs Ltd. (D)...................................      11,500
     405    American Tower Corp. Class A (D)..................      14,574
      68    Baidu.com ADR (G).................................       5,961
     319    Broadcom Corp. Class A (D)........................       9,668
     254    Cognos, Inc. (D)..................................       9,262
     947    Corning, Inc. (D).................................      19,355
     826    Evergreen Solar, Inc. (G).........................       7,185
     255    Garmin Ltd. (G)...................................      13,641
     580    General Electric Co. .............................      20,378
      33    Google, Inc. (D)..................................      15,911
     520    Hewlett-Packard Co. ..............................      20,149
     287    Leap Wireless International, Inc. (D).............      15,889
     440    Medtronic, Inc. ..................................      21,410
     692    Microsoft Corp. ..................................      19,853
     794    Motorola, Inc. ...................................      18,319
   1,782    Move, Inc. (D)....................................       8,518
     940    Network Appliance, Inc. (D).......................      34,321
   1,321    O2Micro International Ltd. ADR (D)................       8,532
     923    Oracle Corp. (D)..................................      17,052
     504    Red Hat, Inc. (D)(G)..............................       8,259
     654    Redback Networks, Inc. (D)........................      10,350
      20    Samsung Electronics Co., Ltd. (A).................      13,145
   2,845    Tencent Holdings Ltd. (A).........................       6,786
     725    VeriFone Holdings, Inc. (D)(G)....................      21,166
     280    Verint Systems, Inc. (D)..........................       9,167
                                                                ----------
                                                                   401,768
                                                                ----------

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD GROWTH OPPORTUNITIES FUND

 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            TRANSPORTATION -- 1.1%
     451    GOL Linhas Aereas Inteligentes S.A. ADR (G).......  $   14,052
                                                                ----------
            UTILITIES -- 3.7%
     637    Suntech Power Holdings Co. Ltd. ADR (D)...........      16,554
     267    TXU Corp. ........................................      16,862
     212    Veolia Environnment S.A. (A)(G)...................      12,960
                                                                ----------
                                                                    46,376
                                                                ----------
            Total common stock
              (cost $1,072,405)...............................  $1,217,761
                                                                ----------
PRINCIPAL
 AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 10.3%
            REPURCHASE AGREEMENTS -- 2.7%
 $ 6,943    Banc of America Securities TriParty Joint
              Repurchase Agreement,
              5.31%, 11/01/2006...............................  $    6,943
   4,084    Credit Suisse Securities TriParty Joint Repurchase
              Agreement,
              5.32%, 11/01/2006...............................       4,084
     163    Deutsche Bank Securities Joint Repurchase
              Agreement,
              5.25%, 11/01/2006...............................         163
   3,267    Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              5.30%, 11/01/2006...............................       3,267
   6,862    Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              5.32%, 11/01/2006...............................       6,862
   3,758    Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              5.29%, 11/01/2006...............................       3,758
   9,231    UBS Securities TriParty Joint Repurchase
              Agreement,
              5.31%, 11/01/2006...............................       9,231
                                                                ----------
                                                                    34,308
                                                                ----------
 SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 7.6%
  93,925    BNY Institutional Cash Reserve Fund...............      93,925
                                                                ----------
            Total short-term investments
              (cost $128,233).................................  $  128,233
                                                                ----------
            Total investments in securities
              (cost $1,200,638) (C)...........................  $1,345,994
                                                                ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 17.61% of total net assets at October 31, 2006.

 (A) The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at October 31, 2006, was $94,079, which represents 7.58% of total net assets.

 (C) At October 31, 2006, the cost of securities for federal income tax purposes was $1,202,965 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation........................  $164,101
      Unrealized depreciation........................   (21,072)
                                                       --------
      Net unrealized appreciation....................  $143,029
                                                       ========

 (D) Currently non-income producing.

 (G) Security is partially on loan at October 31, 2006.

 (W) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

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 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES -- 2.3%
            TRANSPORTATION -- 2.3%
$     725   American Airlines, Inc.,
              7.38%, 05/23/2019...............................  $    696
      589   Continental Airlines, Inc.,
              6.80%, 08/02/2018...............................       574
    1,342   Continental Airlines, Inc.,
              7.37%, 12/15/2015...............................     1,328
    1,625   Continental Airlines, Inc.,
              7.57%, 12/01/2006...............................     1,625
    1,102   Continental Airlines, Inc.,
              8.39%, 11/01/2020...............................     1,143
    1,281   Delta Air Lines, Inc.,
              7.38%, 05/18/2010 (F)...........................     1,281
                                                                --------
            Total asset & commercial
              mortgage backed securities
              (cost $6,471)...................................  $  6,647
                                                                --------
CORPORATE BONDS: INVESTMENT GRADE -- 1.7%
            FINANCE -- 0.8%
$     715   Kazkommerts International B.V.,
              8.00%, 11/03/2015 (I)(G)........................       736
    1,485   TuranAlem Finance B.V.,
              8.00%, 03/24/2014...............................     1,492
                                                                --------
                                                                   2,228
                                                                --------
            TECHNOLOGY -- 0.3%
      840   Valor Telecommunications Enterprises LLC,
              7.75%, 02/15/2015...............................       896
                                                                --------
            TRANSPORTATION -- 0.2%
      650   Royal Caribbean Cruises Ltd.,
              7.00%, 06/15/2013...............................       660
                                                                --------
            UTILITIES -- 0.4%
    1,110   NGC Corp.,
              7.125%, 05/15/2018..............................     1,032
                                                                --------
            Total corporate bonds: investment grade
              (cost $5,067)...................................  $  4,816
                                                                --------
CORPORATE BONDS: NON-INVESTMENT GRADE -- 94.4%
            BASIC MATERIALS -- 13.2%
$     600   Ainsworth Lumber Co. Ltd.,
              7.25%, 10/01/2012 (G)...........................  $    446
    1,250   AK Steel Corp.,
              7.75%, 06/15/2012...............................     1,249
      305   Arco Chemical Co.,
              10.25%, 11/01/2010..............................       339
      965   Boise Cascade LLC,
              7.13%, 10/15/2014...............................       910
    1,340   Bowater, Inc.,
              8.39%, 03/15/2010 (L)(G)........................     1,353
    1,940   Bowater, Inc.,
              9.50%, 10/15/2012...............................     1,959

PRINCIPAL                                                         MARKET
AMOUNT (B)                                                       VALUE (W)
----------                                                       ---------
             BASIC MATERIALS -- (CONTINUED)
$   1,000    Chaparral Steel Co.,
               10.00%, 07/15/2013..............................  $  1,120
      755    Cooper-Standard Automotive, Inc.,
               8.38%, 12/15/2014 (G)...........................       557
    1,370    Crown Americas, Inc.,
               7.75%, 11/15/2015...............................     1,406
      660    Crown Cork & Seal Co., Inc.,
               8.00%, 04/15/2023...............................       634
    1,475    Equistar Chemicals L.P.,
               8.75%, 02/15/2009 (G)...........................     1,534
      985    Georgia Gulf Corp.,
               10.75%, 10/15/2016 (I)..........................       963
    2,940    Goodyear Tire & Rubber Co.,
               11.25%, 03/01/2011..............................     3,234
    1,180    Graham Packaging Co., Inc.,
               9.88%, 10/15/2014 (G)...........................     1,183
      550    Huntsman International LLC,
               7.88%, 11/13/2014 (I)(Q)........................       550
EUR    90    Huntsman International LLC,
               10.13%, 07/01/2009..............................       118
    1,364    Koppers, Inc.,
               9.88%, 10/15/2013...............................     1,473
    1,200    Lyondell Chemical Co.,
               8.25%, 09/15/2016...............................     1,236
      985    Mobile Services Group, Inc.,
               9.75%, 08/01/2014 (I)...........................     1,021
EUR 1,750    Nalco Co.,
               7.75%, 11/15/2011...............................     2,356
    1,490    Norampac, Inc.,
               6.75%, 06/01/2013 (G)...........................     1,434
    1,130    Nova Chemicals Corp.,
               8.40%, 11/15/2013 (L)(G)........................     1,150
    1,250    Owens-Brockway Glass Container, Inc.,
               8.88%, 02/15/2009...............................     1,281
      660    Owens-Illinois, Inc.,
               7.80%, 05/15/2018 (G)...........................       640
    1,500    Peabody Energy Corp.,
               6.88%, 03/15/2013 (G)...........................     1,523
    1,470    PolyOne Corp.,
               8.88%, 05/01/2012 (G)...........................     1,492
      650    Potlatch Corp.,
               13.00%, 12/01/2009 (L)..........................       757
    1,330    Rockwood Specialties Group, Inc.,
               7.50%, 11/15/2014 (G)...........................     1,323
      434    Rockwood Specialties Group, Inc.,
               10.63%, 05/15/2011..............................       465
    1,520    Smurfit Kappa Funding PLC,
               9.63%, 10/01/2012...............................     1,609
    1,650    Smurfit-Stone Container Enterprises, Inc.,
               8.38%, 07/01/2012...............................     1,609
    1,665    Verso Paper Holdings LLC,
               11.38%, 08/01/2016 (I)(G).......................     1,690
                                                                 --------
                                                                   38,614
                                                                 --------

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD HIGH YIELD FUND

 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
CORPORATE BONDS: NON-INVESTMENT GRADE -- (CONTINUED)
            CAPITAL GOODS -- 1.6%
    1,285   Bombardier, Inc.,
              6.30%, 05/01/2014 (I)...........................     1,179
    1,100   Case Corp.,
              7.25%, 01/15/2016...............................     1,107
      891   K2, Inc.,
              7.38%, 07/01/2014 (G)...........................       882
      176   L-3 Communications Corp.,
              3.00%, 08/01/2035 +.............................       182
      810   Xerox Capital Trust I,
              8.00%, 02/01/2027 (G)...........................       827
      570   Xerox Corp.,
              9.75%, 01/15/2009...............................       616
                                                                --------
                                                                   4,793
                                                                --------
            CONSUMER CYCLICAL -- 13.8%
    2,400   Albertson's, Inc.,
              7.25%, 05/01/2013...............................     2,417
    1,080   Amerigas Partners L.P.,
              7.25%, 05/20/2015 (G)...........................     1,077
    2,505   ArvinMeritor, Inc.,
              8.75%, 03/01/2012 (G)...........................     2,461
    1,600   Asbury Automotive Group, Inc.,
              9.00%, 06/15/2012 (G)...........................     1,656
    1,160   Beazer Homes USA, Inc.,
              8.63%, 05/15/2011 (G)...........................     1,183
    1,300   Brown Shoe Co., Inc.,
              8.75%, 05/01/2012...............................     1,352
      865   Builders FirstSource, Inc.,
              9.65%, 02/15/2012 (L)...........................       850
    1,700   Ford Capital B.V.,
              9.50%, 06/01/2010...............................     1,658
    1,360   Ford Motor Co.,
              7.45%, 07/16/2031 (G)...........................     1,066
    2,865   General Motors Corp.,
              6.38%, 05/01/2008 (G)...........................     2,808
    1,960   General Motors Corp.,
              7.13%, 07/15/2013...............................     1,754
    1,100   GSC Holdings Corp.,
              8.00%, 10/01/2012 (G)...........................     1,141
      640   Ingles Markets, Inc.,
              8.88%, 12/01/2011 (G)...........................       667
      505   Interline Brands, Inc.,
              8.13%, 06/15/2014 (G)...........................       516
      365   K. Hovnanian Enterprises, Inc.,
              6.00%, 01/15/2010...............................       347
      875   K. Hovnanian Enterprises, Inc.,
              6.25%, 01/15/2015...............................       805
      315   K. Hovnanian Enterprises, Inc.,
              8.63%, 01/15/2017 (G)...........................       325
    1,200   KB Home & Broad Home Corp.,
              6.38%, 08/15/2011 (G)...........................     1,181
      950   Levi Strauss & Co.,
              9.75%, 01/15/2015 (G)...........................     1,007

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
            CONSUMER CYCLICAL -- (CONTINUED)
$   1,390   Michaels Stores, Inc.,
              11.38%, 11/01/2016 (I)(G).......................  $  1,390
    1,710   Neiman Marcus Group, Inc.,
              10.38%, 10/15/2015 (G)..........................     1,870
    1,355   NPC International, Inc.,
              9.50%, 05/01/2014 (I)...........................     1,372
    1,020   Perry Ellis International, Inc.,
              8.88%, 09/15/2013...............................     1,023
    1,595   Phillips Van-Heusen Corp.,
              7.75%, 11/15/2023...............................     1,627
      880   Ply Gem Industries, Inc.,
              9.00%, 02/15/2012 (G)...........................       735
    1,625   SGS International, Inc.,
              12.00%, 12/15/2013..............................     1,674
    1,090   Stater Brothers Holdings, Inc.,
              8.13%, 06/15/2012...............................     1,098
    1,315   Technical Olympic USA, Inc.,
              9.00%, 07/01/2010 (G)...........................     1,279
      800   Technical Olympic USA, Inc.,
              10.38%, 07/01/2012 (G)..........................       718
    1,850   Tenneco, Inc.,
              8.63%, 11/15/2014 (G)...........................     1,864
    1,240   United Auto Group, Inc.,
              9.63%, 03/15/2012...............................     1,307
                                                                --------
                                                                  40,228
                                                                --------
            CONSUMER STAPLES -- 2.5%
      725   Constellation Brands, Inc.,
              7.25%, 09/01/2016...............................       737
      715   Dean Foods Co.,
              7.00%, 06/01/2016...............................       723
      840   Del Laboratories, Inc.,
              10.49%, 11/01/2011 (L)..........................       867
    1,735   Dole Food Co., Inc.,
              8.63%, 05/01/2009...............................     1,698
    1,440   Nutro Products, Inc.,
              10.75%, 04/15/2014 (I)..........................     1,548
      950   Pierre Foods, Inc.,
              9.88%, 07/15/2012 (G)...........................       969
      785   Pinnacle Foods Group, Inc.,
              8.25%, 12/01/2013 (G)...........................       787
                                                                --------
                                                                   7,329
                                                                --------
            ENERGY -- 3.5%
      410   Amerigas Partners L.P.,
              7.13%, 05/20/2016...............................       405
      596   Chesapeake Energy Corp.,
              2.75%, 11/15/2035 +.............................       645
      750   Chesapeake Energy Corp.,
              6.63%, 01/15/2016...............................       734
    1,000   Comstock Resources, Inc.,
              6.88%, 03/01/2012 (G)...........................       946
    1,545   Encore Acquisition Co.,
              7.25%, 12/01/2017 (G)...........................     1,487
      875   Ferrell Gas Partners L.P.,
              8.75%, 06/15/2012...............................       903

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
AMOUNT (B)                                                       VALUE (W)
----------                                                       ---------
CORPORATE BONDS: NON-INVESTMENT GRADE -- (CONTINUED)
             ENERGY -- (CONTINUED)
$   1,190    Inergy L.P.,
               8.25%, 03/01/2016...............................  $  1,235
    1,014    Magnum Hunter Resources, Inc.,
               9.60%, 03/15/2012...............................     1,070
      200    Naftogaz Ukrainy,
               8.13%, 09/30/2009...............................       193
    1,000    Petrohawk Energy Corp.,
               9.13%, 07/15/2013 (I)(G)........................     1,020
    1,500    Pogo Producing Co.,
               7.88%, 05/01/2013 (I)...........................     1,526
                                                                 --------
                                                                   10,164
                                                                 --------
             FINANCE -- 13.4%
    2,850    American Real Estate Partners L.P.,
               7.13%, 02/15/2013...............................     2,843
    1,420    Atlantic Broadband Finance LLC,
               9.38%, 01/15/2014...............................     1,413
    1,150    Avis Budget Car Rental,
               7.91%, 05/15/2014 (I)(L)........................     1,124
    1,868    BCP Crystal Holdings Corp.,
               9.63%, 06/15/2014...............................     2,050
    1,375    El Paso Performance-Linked Trust,
               7.75%, 07/15/2011 (I)...........................     1,423
      675    Felcor Lodging L.P.,
               8.50%, 06/01/2011...............................       721
    1,430    Ford Motor Credit Co.,
               6.75%, 08/15/2008...............................     1,386
    4,115    Ford Motor Credit Co.,
               6.94%, 01/15/2010 (L)...........................     3,914
    1,900    Ford Motor Credit Co.,
               7.38%, 02/01/2011...............................     1,815
    1,810    Ford Motor Credit Co.,
               9.82%, 04/15/2012 (L)...........................     1,888
    5,205    General Motors Acceptance Corp.,
               6.88%, 09/15/2011...............................     5,241
    1,650    General Motors Acceptance Corp.,
               6.88%, 08/28/2012...............................     1,654
    1,300    General Motors Acceptance Corp.,
               8.00%, 11/01/2031 (G)...........................     1,393
    1,365    Hertz Corp.,
               10.50%, 01/01/2016 (I)(G).......................     1,498
    1,190    Host Marriott L.P.,
               6.75%, 06/01/2016...............................     1,159
      865    LPL Holdings, Inc.,
               10.75%, 12/15/2015 (I)..........................       913
    1,320    Multiplan Corp.,
               10.38%, 04/15/2016 (I)..........................     1,320
 EUR  600    Nell Af Sarl,
               8.38%, 08/15/2015 (I)...........................       805
      600    Nell Af Sarl,
               8.38%, 08/15/2015 (I)(G)........................       609
    1,250    Rainbow National Services LLC,
               10.38%, 09/01/2014 (I)..........................     1,391

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
            FINANCE -- (CONTINUED)
$   1,425   United Rentals NA, Inc.,
              6.50%, 02/15/2012...............................  $  1,389
    1,640   Universal City Florida,
              10.24%, 05/01/2010 (L)..........................     1,687
    1,295   Universal Hospital Services,
              10.13%, 11/01/2011..............................     1,369
                                                                --------
                                                                  39,005
                                                                --------
            HEALTH CARE -- 4.1%
    1,150   Accellent, Inc.,
              10.50%, 12/01/2013..............................     1,202
    1,430   Biovail Corp.,
              7.88%, 04/01/2010...............................     1,434
    1,040   CRC Health Corp.,
              10.75%, 02/01/2016..............................     1,087
    1,200   Encore Medical Finance,
              11.75%, 11/15/2014 (I)..........................     1,200
    1,950   HCA, Inc.,
              7.88%, 02/01/2011 (G)...........................     1,872
    1,400   Healthsouth Corp.,
              11.32%, 06/15/2014 (I)(L).......................     1,432
    1,300   IASIS Healthcare Capital Corp.,
              8.75%, 06/15/2014...............................     1,255
    1,080   National Mentor Holdings, Inc.,
              11.25%, 07/01/2014 (I)..........................     1,134
    1,450   Tenet Healthcare Corp.,
              6.50%, 06/01/2012...............................     1,256
                                                                --------
                                                                  11,872
                                                                --------
            SERVICES -- 15.2%
    1,125   Allbritton Communications Co.,
              7.75%, 12/15/2012...............................     1,131
      505   Allied Waste North America, Inc.,
              5.75%, 02/15/2011...............................       486
      400   Allied Waste North America, Inc.,
              7.88%, 04/15/2013...............................       411
      280   Allied Waste North America, Inc.,
              9.25%, 09/01/2012...............................       298
    1,000   AMC Entertainment, Inc.,
              11.00%, 02/01/2016..............................     1,106
    1,260   Ameripath, Inc.,
              10.50%, 04/01/2013..............................     1,355
      795   Cablevision Systems Corp.,
              9.87%, 04/01/2009 (L)(G)........................       833
    1,190   Charter Communications Operating LLC,
              8.38%, 04/30/2014 (I)...........................     1,223
    1,570   Clarke American Corp.,
              11.75%, 12/15/2013..............................     1,641
    1,295   Compucom Systems, Inc.,
              12.00%, 11/01/2014 (I)..........................     1,303
    1,945   Dex Media West LLC,
              8.00%, 11/15/2013...............................     1,967
    1,920   Dex Media West LLC,
              9.88%, 08/15/2013...............................     2,084
    2,000   Dow Jones CDX HY,
              8.38%, 12/29/2011 (I)(G)........................     2,030

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD HIGH YIELD FUND

 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
CORPORATE BONDS: NON-INVESTMENT GRADE -- (CONTINUED)
            SERVICES -- (CONTINUED)
$   1,190   EchoStar Communications Corp.,
              5.75%, 05/15/2008 (G)+..........................  $  1,200
      600   EchoStar DBS Corp.,
              6.38%, 10/01/2011...............................       594
      750   Education Management LLC,
              8.75%, 06/01/2014 (I)...........................       769
      750   Education Management LLC,
              10.25%, 06/01/2016 (I)..........................       778
      690   Herbst Gaming, Inc.,
              7.00%, 11/15/2014 (G)...........................       667
    1,535   Knowledge Learning Center, Inc.,
              7.75%, 02/01/2015 (I)...........................     1,454
    1,215   Liberty Media Corp.,
              8.25%, 02/01/2030...............................     1,194
    1,415   Lodgenet Entertainment Corp.,
              9.50%, 06/15/2013...............................     1,514
    1,480   MGM Mirage, Inc.,
              6.75%, 09/01/2012...............................     1,436
      760   MGM Mirage, Inc.,
              6.75%, 04/01/2013...............................       737
      750   MTR Gaming Group, Inc.,
              9.00%, 06/01/2012 (I)...........................       760
    1,200   Nielsen Finance LLC,
              10.00%, 08/01/2014 (I)..........................     1,251
    1,795   Penn National Gaming, Inc.,
              6.75%, 03/01/2015 (G)...........................     1,750
      700   Pokagon Gaming Authority,
              10.38%, 06/15/2014 (I)..........................       751
    1,365   Quebecor World Capital Corp.,
              8.75%, 03/15/2016 (I)(G)........................     1,307
    1,480   Sheridan Group, Inc.,
              10.25%, 08/15/2011..............................     1,510
    1,500   Sirius Satellite Radio, Inc.,
              9.63%, 08/01/2013 (G)...........................     1,463
      945   Stewart Enterprises, Inc.,
              6.25%, 02/15/2013...............................       891
    2,345   SunGard Data Systems, Inc.,
              10.25%, 08/15/2015 (G)..........................     2,456
      290   Time Warner Telecom Holdings, Inc.,
              9.41%, 02/15/2011 (L)(G)........................       296
      899   Town Sports International, Inc.,
              9.63%, 04/15/2011...............................       948
    1,420   Unisys Corp.,
              7.88%, 04/01/2008...............................     1,420
    1,300   West Corp.,
              9.50%, 10/15/2014 (I)...........................     1,297
    1,430   Wynn Las Vegas LLC,
              6.63%, 12/01/2014...............................     1,401
      645   XM Satellite Radio, Inc.,
              9.75%, 05/01/2014 (G)...........................       613
                                                                --------
                                                                  44,325
                                                                --------

PRINCIPAL                                                         MARKET
AMOUNT (B)                                                       VALUE (W)
----------                                                       ---------
             TECHNOLOGY -- 20.1%
    1,287    Advanced Micro Devices, Inc.,
               7.75%, 11/01/2012...............................     1,310
      716    Amkor Technologies, Inc.,
               10.50%, 05/01/2009..............................       698
      875    Broadview Networks Holdings, Inc.,
               11.38%, 09/01/2012 (I)..........................       908
    1,460    Centennial Communications Corp.,
               11.12%, 01/01/2013 (L)..........................     1,518
    3,695    Charter Communications Holdings LLC,
               9.92%, 04/01/2011 (G)...........................     3,233
    1,575    Charter Communications Operating LLC,
               8.00%, 04/30/2012 (I)(G)........................     1,607
    1,200    Cincinnati Bell, Inc.,
               7.25%, 07/15/2013 (G)...........................     1,236
    2,130    Citizens Communications Co.,
               9.00%, 08/15/2031...............................     2,314
    1,125    Digicel Ltd.,
               9.25%, 09/01/2012 (I)...........................     1,167
      575    Dobson Cellular Systems,
               8.38%, 11/01/2011 (I)...........................       597
    1,100    Dobson Communications Corp.,
               9.62%, 10/15/2012 (L)(G)........................     1,117
    1,300    Flextronics International Ltd.,
               6.50%, 05/15/2013...............................     1,292
    1,490    Hawaiian Telcom Communications, Inc.,
               10.79%, 05/01/2013 (L)..........................     1,527
    1,300    Inmarsat Finance plc,
               7.63%, 06/30/2012...............................     1,341
    1,590    Insight Midwest L.P.,
               10.50%, 11/01/2010 (G)..........................     1,646
      850    Intelsat Bermuda Ltd.,
               11.25%, 06/15/2016 (I)..........................       925
    2,150    Intelsat Bermuda Ltd.,
               11.58%, 06/15/2013 (I)(L).......................     2,279
    1,465    Intelsat Subsidiary Holding Co. Ltd.,
               8.25%, 01/15/2013...............................     1,492
    1,600    Itron, Inc.,
               7.75%, 05/15/2012...............................     1,636
    1,000    L-3 Communications Corp.,
               6.13%, 07/15/2013...............................       985
      925    Leap Wireless International, Inc.,
               9.38%, 11/01/2014 (I)(G)........................       944
      495    Level 3 Financing, Inc.,
               9.25%, 11/01/2014 (I)...........................       498
      875    Level 3 Financing, Inc.,
               12.25%, 03/15/2013 (G)..........................       987
    1,104    Lucent Technologies, Inc.,
               6.45%, 03/15/2029...............................       988
    1,500    MagnaChip Semiconductor,
               6.88%, 12/15/2011 (G)...........................     1,260
    1,425    Mediacom LLC,
               9.50%, 01/15/2013...............................     1,462
    1,470    Metro PCS Wireless, Inc.,
               9.25%, 11/01/2014 (I)...........................     1,483
 EUR  750    Nordic Telecommunications Co.,
               8.25%, 05/01/2016 (I)...........................     1,043

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
AMOUNT (B)                                                       VALUE (W)
----------                                                       ---------
CORPORATE BONDS: NON-INVESTMENT GRADE -- (CONTINUED)
             TECHNOLOGY -- (CONTINUED)
$   2,500    Nortel Networks Ltd.,
               10.75%, 07/15/2016 (I)(G).......................  $  2,675
    1,300    NTL Cable plc,
               9.13%, 08/15/2016...............................     1,367
    1,360    NXP B.V.,
               8.12%, 10/15/2013 (I)(L)(G).....................     1,372
    2,430    Qwest Communications International, Inc.,
               7.50%, 02/15/2014...............................     2,479
    1,130    Qwest Corp.,
               7.50%, 06/15/2023 (G)...........................     1,141
    1,000    Qwest Corp.,
               7.88%, 09/01/2011...............................     1,059
    1,000    Rural Cellular Corp.,
               8.25%, 03/15/2012...............................     1,029
      233    SanDisk Corp.,
               1.00%, 05/15/2013 (G)+..........................       211
    1,120    Sanmina-SCI Corp.,
               8.13%, 03/01/2016 (G)...........................     1,102
    1,210    Seagate Technology Holdings,
               6.80%, 10/01/2016...............................     1,195
 EUR  700    Sensata Technologies B.V.,
               9.00%, 05/01/2016 (I)...........................       902
    1,320    Solectron Global Finance Ltd.,
               8.00%, 03/15/2016 (G)...........................     1,328
    1,210    STATS ChipPAC Ltd.,
               7.50%, 07/19/2010 (G)...........................     1,216
    1,480    UGS Corp.,
               10.00%, 06/01/2012..............................     1,598
 EUR  680    Wind Acquisition,
               9.75%, 12/01/2015 (I)...........................       980
    1,825    Windstream Corp.,
               8.63%, 08/01/2016 (I)...........................     1,969
                                                                 --------
                                                                   59,116
                                                                 --------
             TRANSPORTATION -- 0.2%
      690    PHI, Inc.,
               7.13%, 04/15/2013 (I)...........................       652
                                                                 --------
             UTILITIES -- 6.8%
    1,825    AES China Generating Co.,
               8.25%, 06/26/2010...............................     1,808
    1,395    Atlas Pipeline Partners L.P.,
               8.13%, 12/15/2015...............................     1,423
    2,000    Chivor S.S. E.S.P.,
               9.75%, 12/30/2014...............................     2,220
    1,600    Colorado Interstate Gas Co.,
               6.80%, 11/15/2015...............................     1,626
    1,080    Copano Energy LLC,
               8.13%, 03/01/2016...............................     1,099

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
            UTILITIES -- (CONTINUED)
$   1,465   Edison Mission Energy,
              7.50%, 06/15/2013 (I)...........................  $  1,505
      698   Elwood Energy LLC,
              8.16%, 07/05/2026...............................       739
    1,350   Markwest Energy Partners L.P.,
              8.50%, 07/15/2016 (I)...........................     1,360
    1,000   Mirant Americas Generation LLC,
              8.30%, 05/01/2011...............................     1,013
      880   NRG Energy, Inc.,
              7.25%, 02/01/2014...............................       890
    1,485   NRG Energy, Inc.,
              7.38%, 02/01/2016...............................     1,502
      700   PSEG Energy Holdings LLC,
              8.50%, 06/15/2011...............................       747
    1,475   Reliant Energy, Inc.,
              6.75%, 12/15/2014...............................     1,407
      545   Semgroup L.P.,
              8.75%, 11/15/2015,
              8.75%, 11/15/2015 (I)...........................       549
    1,260   Tenaska Alabama Partners L.P.,
              7.00%, 06/30/2021 (I)...........................     1,247
      850   Transcontinental Gas Pipe Line Corp.,
              6.40%, 04/15/2016...............................       846
                                                                --------
                                                                  19,981
                                                                --------
            Total corporate bonds: non-investment grade
              (cost $272,207).................................  $276,079
                                                                --------
SENIOR FLOATING RATE LOAN INTERESTS (V) -- 0.8%
            HEALTH CARE -- 0.8%
$   2,300   HCA, Inc., 9.37, 09/15/2007 (AA)(Q)...............  $  2,277
                                                                --------
            Total senior floating rate loan interests
              (cost $2,300)...................................  $  2,277
                                                                --------
 SHARES
---------
COMMON STOCK -- 0.0%
            CONSUMER CYCLICAL -- 0.0%
        1   Hosiery Corp. of America, Inc. Class A (D)(H)(A)..  $     --
                                                                --------
            TECHNOLOGY -- 0.0%
       --   XO Holdings, Inc. (D)(H)(G).......................        --
                                                                --------
            Total common stock
              (cost $21)......................................  $     --
                                                                --------
WARRANTS -- 0.0%
            TECHNOLOGY -- 0.0%
       --   XO Holdings, Inc. ................................  $     --
                                                                --------
            Total warrants
              (cost $--)......................................  $     --
                                                                --------

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD HIGH YIELD FUND

 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
PREFERRED STOCK -- 0.0%
            TECHNOLOGY -- 0.0%
       20   Adelphia Communications Corp. (D)+................  $      2
                                                                --------
            Total preferred stock
              (cost $488).....................................  $      2
                                                                --------
            Total long term investments
              (cost $286,554).................................  $289,821
                                                                --------
SHORT-TERM INVESTMENTS -- 20.8%
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 20.8%
$  60,694   Navigator Prime Portfolio.........................    60,694
                                                                --------
            Total short-term investments
              (cost $60,694)..................................  $ 60,694
                                                                --------
            Total investments in securities
              (cost $347,248) (C).............................  $350,515
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 10.95% of total net assets at October 31, 2006.

 (A) The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at October 31, 2006 rounds to zero.

(B)  All principal amounts are in U.S. dollars unless otherwise indicated.

      EUR  --  EURO

 (C) At October 31, 2006, the cost of securities for federal income tax purposes was $347,632 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation.........................  $ 5,380
      Unrealized depreciation.........................   (2,497)
                                                        -------
      Net unrealized appreciation.....................  $ 2,883
                                                        =======

 (D) Currently non-income producing.

(F) The company is in bankruptcy. The bank loan or bond held by the fund is not in default.

(G)  Security is partially on loan at October 31, 2006.

(H) The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

      PERIOD                                                  COST
      ACQUIRED       SHARES/PAR            SECURITY           BASIS
      --------       ----------            --------           -----
      October, 1994      1        Hosiery Corp. of America,     $21
                                  Inc. Class A - 144A
      May, 2006         --        XO Holdings, Inc.              --

     The aggregate value of these securities at October 31, 2006 rounds to zero.

 (I) Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of
     1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at October 31, 2006, was $63,429, which represents 21.72% of total net assets.

(L) Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2006.

(AA) The interest rate disclosed for these securities represents an estimated yield as of October 31, 2006.

 (Q) The cost of securities purchased on a when-issued or delayed delivery basis at October 31, 2006 was $2,850.

(V) Senior loans in which the Fund invests generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank's certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The interest rate indicated is the rate in effect at October 31, 2006.

+    Convertible debt security.

 (W) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

       FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT OCTOBER 31, 2006

                                                                                                                     UNREALIZED
                                                                MARKET         CONTRACT          DELIVERY           APPRECIATION
DESCRIPTION                                 TRANSACTION         VALUE           AMOUNT             DATE            (DEPRECIATION)
-----------                                 -----------         ------         --------         ----------         --------------
Euro                                           Buy              $2,955          $2,900          12/01/2006              $ 55
Euro                                           Sell              6,029           6,055          12/01/2006                26
Euro                                           Sell              2,955           2,920          12/01/2006               (35)
                                                                                                                        ----
                                                                                                                        $ 46
                                                                                                                        ====

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD INCOME ALLOCATION FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
AFFILIATED INVESTMENT COMPANIES -- 99.9%
FIXED INCOME FUNDS -- 92.8%
    301     Hartford Floating Rate Fund, Class Y..............   $ 3,048
    587     Hartford High Yield Fund, Class Y.................     4,653
    320     Hartford Income Fund, Class Y.....................     3,301
    606     Hartford Inflation Plus Fund, Class Y.............     6,337
    923     Hartford Short Duration Fund, Class Y.............     9,123
    902     Hartford Total Return Bond Fund, Class Y..........     9,658
      3     Hartford U.S. Government Securities Fund, Class
              Y...............................................        32
                                                                 -------
            Total fixed income funds
              (cost $36,335)..................................   $36,152
                                                                 -------
MONEY MARKET FUND -- 7.1%
  2,765     Hartford Money Market Fund, Class Y...............   $ 2,765
                                                                 -------
            Total money market fund
              (cost $2,765)...................................   $ 2,765
                                                                 -------
            Total investments in affiliated
              investment companies
              (cost $39,100) (C)..............................   $38,917
                                                                 =======

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

 (C) At October 31, 2006, the cost of securities for federal income tax purposes was $39,507 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation...........................  $  12
      Unrealized depreciation...........................   (602)
                                                          -----
      Net unrealized depreciation.......................  $(590)
                                                          =====

 (W) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD INCOME FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
MUNICIPAL BONDS -- 0.1%
            GENERAL OBLIGATIONS -- 0.1%
$    150    State of Illinois, Taxable Pension,
              5.10%, 06/01/2033...............................  $    145
                                                                --------
            Total municipal bonds
              (cost $150).....................................  $    145
                                                                --------
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES -- 13.0%
            FINANCE -- 12.7%
$    137    AmeriCredit Automobile Receivables Trust,
              5.20%, 03/06/2011...............................  $    137
   3,968    Banc of America Commercial Mortgage, Inc.,
              4.08%, 12/10/2042 (P)...........................        75
   3,106    Banc of America Commercial Mortgage, Inc.,
              5.50%, 11/10/2039 (I)(P)........................        80
  25,174    Banc of America Commercial Mortgage, Inc.,
              5.50%, 07/10/2043 (I)(P)........................       261
   8,075    Banc of America Commercial Mortgage, Inc.,
              5.75%, 06/10/2039 (P)...........................        75
     120    Banc of America Securities Auto Trust,
              4.49%, 02/18/2013...............................       118
      54    Bank One Issuance Trust,
              6.46%, 12/15/2010 (L)...........................        55
     200    Bayview Commercial Asset Trust,
              5.69%, 04/25/2036 (I)(L)........................       200
     250    Bayview Financial Acquisition Trust,
              5.82%, 02/28/2040 (I)(L)........................       251
     200    Bear Stearns Commercial Mortgage Securities, Inc.,
              5.29%, 06/11/2041...............................       201
   3,202    Bear Stearns Commercial Mortgage Securities, Inc.,
              5.50%, 02/11/2041 (I)(P)........................        54
      50    Capital Auto Receivables Asset Trust,
              4.73%, 09/15/2010...............................        49
      50    Capital Auto Receivables Asset Trust,
              5.77%, 05/20/2010 (I)...........................        50
      75    Capital Auto Receivables Asset Trust,
              6.15%, 04/20/2011 (I)...........................        75
     230    Capital One Auto Finance Trust,
              4.32%, 05/15/2010...............................       227
     230    Capital Trust RE CDO Ltd.,
              6.57%, 10/20/2043 (I)(L)........................       230
   1,372    CBA Commercial Small Balance Commercial Mortgage,
              7.00%, 07/25/2035 (I)(P)........................        67
   1,021    CBA Commercial Small Balance Commercial Mortgage,
              7.00%, 06/25/2038 (I)(P)........................        67
      20    Chase Manhattan Auto Owner Trust,
              2.57%, 02/16/2010...............................        20
     150    Chuo Mitsui Trust & Banking Ltd.,
              5.51%, 12/29/2049 (I)...........................       144
     200    Citibank Credit Card Issuance Trust,
              5.70%, 05/15/2013...............................       202

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
            FINANCE -- (CONTINUED)
$  2,328    Citigroup Commercial Mortgage Trust,
              4.10%, 10/15/2041 (I)(P)........................  $     83
     300    Citigroup Commercial Mortgage Trust,
              5.06%, 05/15/2043...............................       292
     500    Citigroup Commercial Mortgage Trust,
              5.91%, 03/15/2049 (L)...........................       517
   6,262    Commercial Mortgage Pass-Through Certificates,
              5.50%, 03/10/2039 (I)(P)........................       138
     200    Commercial Mortgage Pass-Through Certificates,
              5.76%, 02/05/2019 (L)...........................       201
      49    Countrywide Asset-Backed Certificates,
              5.46%, 07/25/2035...............................        49
   2,818    CS First Boston Mortgage Securities Corp.,
              4.15%, 11/15/2037 (I)(P)........................        82
     200    CS First Boston Mortgage Securities Corp.,
              7.27%, 11/15/2019 (I)(L)........................       196
     200    Daimler Chrysler Auto Trust,
              5.14%, 09/08/2012...............................       200
     100    Equity One ABS, Inc.,
              5.46%, 12/25/2033...............................        99
      50    Equity One ABS, Inc.,
              7.82%, 07/25/2034 (L)...........................        51
     164    First Union-Lehman Brothers-Bank of America,
              6.56%, 11/18/2035...............................       166
     200    Ford Credit Auto Owner Trust,
              4.19%, 07/15/2009...............................       198
  13,280    GE Business Loan Trust,
              6.14%, 05/15/2034 (I)(P)........................       166
     178    GE Business Loan Trust,
              6.32%, 05/15/2034 (I)(L)........................       178
     200    GE Capital Commercial Mortgage Corp.,
              5.00%, 12/10/2037...............................       199
   1,000    GE Capital Commercial Mortgage Corp.,
              5.52%, 03/10/2044 (L)...........................     1,004
  55,375    GE Capital Commercial Mortgage Corp.,
              6.35%, 11/10/2045 (I)(P)........................       124
     140    GMAC Commercial Mortgage Securities, Inc.,
              3.34%, 05/10/2036...............................       133
     200    GMAC Commercial Mortgage Securities, Inc.,
              4.65%, 04/10/2040...............................       196
     200    GMAC Commercial Mortgage Securities, Inc.,
              5.30%, 08/10/2038...............................       200
     270    GMAC Mortgage Corp. Loan Trust,
              5.75%, 10/25/2036...............................       271
      88    Goldman Sachs Auto Loan Trust,
              4.98%, 11/15/2013...............................        88
      48    Green Tree Financial Corp.,
              6.48%, 12/01/2030...............................        48
      17    Green Tree Financial Corp.,
              7.30%, 01/15/2026...............................        17
      15    Green Tree Financial Corp.,
              7.35%, 05/15/2027...............................        16
     200    Greenwich Capital Commercial Funding Corp.,
              4.02%, 01/05/2036...............................       195

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES -- (CONTINUED)
            FINANCE -- (CONTINUED)
$    108    Hasco NIM Trust,
              6.25%, 12/26/2035 (I)...........................  $    107
      94    Home Equity Asset Trust,
              4.75%, 06/27/2035 (I)...........................        93
     200    Hyundai Auto Receivables Trust,
              5.52%, 11/15/2012...............................       200
   4,640    JP Morgan Chase Commercial Mortgage Securities
              Corp.,
              4.07%, 01/15/2042 (P)...........................        68
     200    JP Morgan Chase Commercial Mortgage Securities
              Corp.,
              4.13%, 01/12/2038...............................       195
     161    JP Morgan Chase Commercial Mortgage Securities
              Corp.,
              4.37%, 10/12/2037...............................       158
     188    JP Morgan Chase Commercial Mortgage Securities
              Corp.,
              4.95%, 01/12/2037...............................       183
     220    JP Morgan Chase Commercial Mortgage Securities
              Corp.,
              5.47%, 04/15/2043 (L)...........................       223
   2,349    JP Morgan Chase Commercial Mortgage Securities
              Corp.,
              5.50%, 01/15/2038 (I)(P)........................        66
     250    JP Morgan Chase Commercial Mortgage Securities
              Corp.,
              5.54%, 12/12/2044...............................       252
  17,610    JP Morgan Chase Commercial Mortgage Securities
              Corp.,
              6.00%, 09/12/2037 (I)(P)........................       197
     350    JP Morgan Chase Commercial Mortgage Securities
              Corp.,
              6.07%, 02/15/2020 (I)(L)........................       350
     190    JP Morgan Chase Commercial Mortgage Securities
              Corp.,
              6.16%, 05/12/2034...............................       198
     450    LB-UBS Commercial Mortgage Trust,
              5.22%, 02/15/2031 (L)...........................       447
  25,969    LB-UBS Commercial Mortgage Trust,
              5.26%, 06/15/2036 (I)(P)........................       162
     200    Lehman Brothers Commercial Mortgage Trust,
              6.13%, 07/15/2018 (I)(L)........................       199
     120    Lehman Brothers Small Balance Commercial,
              5.62%, 09/25/2036 (I)...........................       120
     250    LNR CDO Ltd.,
              6.17%, 05/28/2043 (I)(L)........................       250
     103    Long Beach Asset Holdings Corp.,
              5.78%, 04/25/2046 (I)...........................       103
     350    Marlin Leasing Receivables LLC,
              4.63%, 11/17/2008 (I)...........................       347
      81    Marlin Leasing Receivables LLC,
              5.09%, 08/15/2012 (I)...........................        81
     240    Marlin Leasing Receivables LLC,
              5.33%, 09/16/2013...............................       241

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
            FINANCE -- (CONTINUED)
$    200    Merrill Lynch Mortgage Trust,
              4.92%, 10/12/2041...............................  $    194
     200    Morgan Stanley Capital I,
              4.17%, 12/15/2041...............................       195
  16,357    Morgan Stanley Capital I,
              6.00%, 06/12/2047 (I)(P)........................       202
     103    Morgan Stanley Dean Witter Capital I,
              5.38%, 01/15/2039...............................       103
      33    Navistar Financial Corp. Owner Trust,
              3.08%, 11/15/2009...............................        33
     150    Providian Master Note Trust,
              5.87%, 03/15/2015 (L)...........................       150
      70    PSE&G Transition Funding LLC,
              6.61%, 06/15/2015...............................        75
      80    Renaissance Home Equity Loan Trust,
              5.75%, 05/25/2036 (L)...........................        81
     200    Renaissance Home Equity Loan Trust,
              6.16%, 05/25/2036...............................       201
      10    Soundview Home Equity Loan Trust,
              8.64%, 05/25/2030...............................        10
     250    Wachovia Auto Loan Owner Trust,
              5.15%, 07/20/2012 (I)...........................       250
     260    Wachovia Auto Loan Owner Trust,
              5.29%, 06/20/2012 (I)...........................       261
     200    Wachovia Bank Commercial Mortgage Trust,
              4.39%, 02/15/2041...............................       193
     100    Wachovia Bank Commercial Mortgage Trust,
              4.87%, 02/15/2035...............................        98
   6,987    Wachovia Bank Commercial Mortgage Trust,
              5.50%, 02/15/2041 (I)(P)........................       165
      18    WFS Financial Owner Trust,
              3.05%, 12/20/2010...............................        18
      26    WFS Financial Owner Trust,
              3.13%, 05/17/2012...............................        25
     157    WFS Financial Owner Trust,
              3.25%, 05/20/2011...............................       156
                                                                --------
                                                                  14,395
                                                                --------
            TRANSPORTATION -- 0.3%
      88    Continental Airlines, Inc.,
              6.80%, 08/02/2018...............................        88
     100    Continental Airlines, Inc.,
              7.49%, 10/02/2010...............................       105
     130    Continental Airlines, Inc.,
              7.57%, 12/01/2006...............................       130
                                                                --------
                                                                     323
                                                                --------
            Total asset & commercial mortgage backed
              securities
              (cost $14,806)..................................  $ 14,718
                                                                --------
CORPORATE BONDS: INVESTMENT GRADE -- 20.9%
            BASIC MATERIALS -- 0.6%
$    125    Falconbridge Ltd.,
              6.00%, 10/15/2015...............................  $    126
     125    ICI Wilmington, Inc.,
              5.63%, 12/01/2013...............................       124

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD INCOME FUND

 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
CORPORATE BONDS: INVESTMENT GRADE -- (CONTINUED)
            BASIC MATERIALS -- (CONTINUED)
$    100    International Paper Co.,
              5.25%, 04/01/2016...............................  $     96
      65    Lubrizol Corp.,
              5.50%, 10/01/2014...............................        64
     230    Vale Overseas Ltd.,
              8.25%, 01/17/2034...............................       266
                                                                --------
                                                                     676
                                                                --------
            CAPITAL GOODS -- 0.2%
     200    Hutchison Whampoa International Ltd.,
              6.25%, 01/24/2014 (I)...........................       208
                                                                --------
            CONSUMER CYCLICAL -- 1.0%
     150    Centex Corp.,
              5.70%, 05/15/2014...............................       148
      75    CRH America, Inc.,
              5.30%, 10/15/2013...............................        73
     100    D.R. Horton, Inc.,
              5.63%, 09/15/2014...............................        96
     200    DaimlerChrysler N.A. Holdings Corp.,
              6.50%, 11/15/2013...............................       207
     125    JC Penney Corp., Inc.,
              7.95%, 04/01/2017...............................       143
     210    K. Hovnanian Enterprises,
              6.00%, 01/15/2010...............................       200
     100    Lennar Corp.,
              5.95%, 03/01/2013...............................        99
     125    Pulte Homes, Inc.,
              5.20%, 02/15/2015...............................       118
                                                                --------
                                                                   1,084
                                                                --------
            CONSUMER STAPLES -- 0.4%
     420    Anheuser-Busch Cos., Inc.,
              5.75%, 01/15/2011...............................       418
                                                                --------
            ENERGY -- 1.3%
     165    Amerada Hess Corp.,
              7.13%, 03/15/2033...............................       184
     250    Anadarko Petroleum Corp.,
              5.95%, 09/15/2016...............................       254
     215    Anadarko Petroleum Corp.,
              6.45%, 09/15/2036...............................       223
      75    Consumers Energy Co.,
              5.38%, 04/15/2013...............................        74
      50    Consumers Energy Co.,
              6.00%, 02/15/2014...............................        51
     160    Energy Transfer Partners L.P.,
              6.13%, 02/15/2017...............................       163
     175    Nexen, Inc.,
              7.88%, 03/15/2032...............................       209
     255    TNK-BP Finance S.A.,
              7.50%, 07/18/2016 (I)...........................       267
                                                                --------
                                                                   1,425
                                                                --------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
            FINANCE -- 10.3%
$    125    Ace INA Holdings, Inc.,
              5.88%, 06/15/2014...............................  $    128
     100    AES El Salvador Trust,
              6.75%, 02/01/2016 (I)...........................        99
     245    Aetna, Inc.,
              5.75%, 06/15/2011...............................       249
     310    Aetna, Inc.,
              6.63%, 06/15/2036...............................       334
     100    AMB Property L.P.,
              7.50%, 06/30/2018...............................       106
     672    American Express Credit Corp.,
              6.80%, 09/01/2066...............................       715
     750    Ameriprise Financial, Inc.,
              7.52%, 06/01/2066...............................       816
     150    Archstone-Smith Operating Trust,
              5.25%, 05/01/2015...............................       147
     150    Arden Realty L.P.,
              5.20%, 09/01/2011...............................       150
     100    Camden Property Trust,
              5.00%, 06/15/2015...............................        96
     125    Capital One Bank,
              5.13%, 02/15/2014...............................       123
      75    Capital One Bank,
              6.50%, 06/13/2013...............................        79
     150    CIT Group, Inc.,
              5.13%, 09/30/2014...............................       146
      90    Deutsche Bank Capital Funding Trust,
              5.63%, 01/19/2016 (I)...........................        88
     450    ERAC USA Finance Co.,
              5.90%, 11/15/2015 (I)...........................       455
     100    Farmers Exchange Capital,
              7.20%, 07/15/2048 (I)...........................       103
     125    Goldman Sachs Group, Inc.,
              5.15%, 01/15/2014...............................       123
      75    Goldman Sachs Group, Inc.,
              5.25%, 04/01/2013...............................        75
     500    Goldman Sachs Group, Inc.,
              6.45%, 05/01/2036...............................       526
     225    HSBC Capital Funding L.P.,
              4.61%, 12/29/2049 (I)(L)........................       210
     165    iStar Financial, Inc.,
              5.70%, 03/01/2014...............................       164
     280    iStar Financial, Inc.,
              5.95%, 10/15/2013 (I)...........................       282
      50    JP Morgan Chase & Co.,
              5.13%, 09/15/2014...............................        49
     200    Kazkommerts International B.V.,
              8.00%, 11/03/2015 (I)...........................       206
     200    Kuzneski (Bank of Moscow),
              7.50%, 11/25/2015 (L)...........................       204
     157    Lehman Brothers Holdings, Inc.,
              5.50%, 04/04/2016...............................       157
     235    Liberty Mutual Group,
              7.50%, 08/15/2036...............................       261
     700    Lincoln National Corp.,
              7.00%, 05/17/2066 (L)...........................       737

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
CORPORATE BONDS: INVESTMENT GRADE -- (CONTINUED)
            FINANCE -- (CONTINUED)
$    175    MBNA Corp.,
              6.13%, 03/01/2013...............................  $    183
     200    Mizuho Financial Group, Inc.,
              5.79%, 04/15/2014 (I)...........................       202
     175    Morgan Stanley,
              6.25%, 08/09/2026...............................       183
     100    Natexis AMBS Co. LLC,
              8.44%, 12/29/2049 (I)...........................       105
     150    Northern Rock plc,
              5.60%, 04/30/2049 (I)...........................       146
     200    Rabobank Capital Funding II,
              5.26%, 12/31/2049 (I)...........................       196
     300    RBD Capital,
              6.50%, 08/11/2008...............................       302
     158    Residential Capital Corp.,
              6.00%, 02/22/2011...............................       158
     110    Residential Capital Corp.,
              6.38%, 06/30/2010...............................       112
     100    Resona Bank Ltd.,
              5.85%, 12/31/2049 (I)...........................        98
     100    RSHB Capital,
              7.18%, 05/16/2013 (I)...........................       105
     100    Sagicor Financial Ltd.,
              7.50%, 05/12/2016 (I)...........................       101
     100    Santander Central Hispano Issuances Ltd.,
              7.63%, 09/14/2010...............................       109
      75    Shurgard Storage Centers, Inc.,
              5.88%, 03/15/2013...............................        77
     100    Sumitomo Mitsui Banking,
              5.63%, 12/29/2049 (I)...........................        98
     100    Suntrust Preferred Capital,
              5.85%, 12/29/2049 (L)...........................       101
     100    Swedbank Foreningssparbanken,
              9.00%, 12/29/2049 (I)...........................       111
     150    Toll Brothers Finance Corp.,
              5.15%, 05/15/2015...............................       136
     125    TuranAlem Finance B.V.,
              8.00%, 03/24/2014...............................       126
     100    UFJ Finance Aruba AEC,
              6.75%, 07/15/2013...............................       107
     685    USB Capital IX,
              6.19%, 03/29/2049 (L)...........................       699
     200    Ventas Realty L.P.,
              7.13%, 06/01/2015...............................       206
     170    VTB Capital,
              7.50%, 10/12/2011 (K)...........................       181
     400    Washington Mutual Preferred Funding,
              6.53%, 12/29/2049 (I)...........................       398
     100    Washington Mutual, Inc.,
              4.63%, 04/01/2014...............................        94
     190    Western Union Co.,
              5.93%, 10/01/2016 (I)...........................       193
     150    Westfield Capital Corp. Ltd.,
              5.13%, 11/15/2014 (I)...........................       146

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
            FINANCE -- (CONTINUED)
$     50    Westpac Capital Trust III,
              5.82%, 12/29/2049 (I)...........................  $     50
     100    Westpac Capital Trust IV,
              5.26%, 12/29/2049 (I)...........................        94
                                                                --------
                                                                  11,645
                                                                --------
            FOREIGN GOVERNMENTS -- 0.1%
      80    Argentina (Republic of),
              7.00%, 09/12/2013...............................        75
      30    El Salvador (Republic of),
              7.65%, 06/15/2035...............................        33
      25    El Salvador (Republic of),
              8.25%, 04/10/2032 (I)...........................        29
                                                                --------
                                                                     137
                                                                --------
            HEALTH CARE -- 0.3%
     290    Teva Pharmaceuticals Finance LLC,
              6.15%, 02/01/2036...............................       284
     100    Universal Health Services, Inc.,
              6.75%, 11/15/2011...............................       103
                                                                --------
                                                                     387
                                                                --------
            SERVICES -- 2.2%
     175    Belo Corp.,
              7.25%, 09/15/2027...............................       171
     200    COX Communications, Inc.,
              4.63%, 06/01/2013...............................       187
     190    COX Communications, Inc.,
              5.45%, 12/15/2014...............................       186
      30    Electronic Data Systems Corp.,
              3.88%, 07/15/2023 +.............................        31
     150    Hyatt Equities LLC,
              6.88%, 06/15/2007 (I)...........................       151
     150    Marriott International, Inc.,
              5.81%, 11/10/2015...............................       148
     150    Mashantucket Western Pequot Revenue Bond,
              5.91%, 09/01/2021 (I)...........................       145
     150    News America Holdings, Inc.,
              7.75%, 01/20/2024...............................       168
      50    News America Holdings, Inc.,
              9.25%, 02/01/2013...............................        59
     100    Sheraton Holding Corp.,
              7.38%, 11/15/2015...............................       101
      50    Time Warner Entertainment Co. L.P.,
              8.38%, 03/15/2023...............................        59
     410    Time Warner Entertainment Co. L.P.,
              8.38%, 07/15/2033...............................       500
     160    Turner Broadcasting System, Inc.,
              8.38%, 07/01/2013...............................       181
     430    Viacom, Inc.,
              6.88%, 04/30/2036...............................       433
                                                                --------
                                                                   2,520
                                                                --------

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD INCOME FUND

 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
CORPORATE BONDS: INVESTMENT GRADE -- (CONTINUED)
            TECHNOLOGY -- 2.3%
$    140    America Movil S.A. de C.V.,
              6.38%, 03/01/2035...............................  $    137
     210    Cingular Wireless Services, Inc.,
              8.13%, 05/01/2012...............................       237
     100    Comcast Cable Communications, Inc.,
              6.75%, 01/30/2011...............................       105
     100    Comcast Cable Communications, Inc.,
              8.88%, 05/01/2017...............................       121
     150    Deutsche Telekom International Finance B.V.,
              5.25%, 07/22/2013...............................       147
     150    France Telecom S.A.,
              7.75%, 03/01/2011 (L)...........................       165
     150    Motorola, Inc.,
              8.00%, 11/01/2011...............................       167
     392    Siemens Finance,
              6.13%, 08/17/2026 (I)...........................       408
     100    Sprint Capital Corp.,
              6.90%, 05/01/2019...............................       105
     175    Sprint Capital Corp.,
              8.75%, 03/15/2032...............................       216
     230    Telecom Italia Capital,
              7.20%, 07/18/2036...............................       242
     150    Tele-Communications, Inc.,
              7.88%, 08/01/2013...............................       168
     275    Telefonica Emisiones SAU,
              6.42%, 06/20/2016...............................       285
      75    Valor Telecommunications Enterprises LLC,
              7.75%, 02/15/2015...............................        80
                                                                --------
                                                                   2,583
                                                                --------
            TRANSPORTATION -- 0.3%
     125    American Airlines, Inc.,
              7.86%, 10/01/2011...............................       135
     110    Carnival Corp.,
              6.65%, 01/15/2028...............................       117
     100    Continental Airlines, Inc.,
              6.56%, 02/15/2012...............................       104
                                                                --------
                                                                     356
                                                                --------
            UTILITIES -- 1.9%
     100    Appalachian Power Co.,
              5.00%, 06/01/2017...............................        94
      75    Detroit Edison Securitizaton,
              6.19%, 03/01/2013...............................        78
     420    Dominion Resources, Inc.,
              7.20%, 09/15/2014...............................       459
     360    Kinder Morgan Finance Co.,
              5.70%, 01/05/2016...............................       334
     125    Kinder Morgan, Inc.,
              5.15%, 03/01/2015...............................       113
     165    NGC Corp.,
              7.13%, 05/15/2018...............................       153
     152    Oneok Partners L.P.,
              6.15%, 10/01/2016...............................       154

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
            UTILITIES -- (CONTINUED)
$    280    Oneok Partners L.P.,
              6.65%, 10/01/2036...............................  $    288
     100    Texas-New Mexico Power Co.,
              6.13%, 06/01/2008...............................       101
     400    TransAlta Corp.,
              5.75%, 12/15/2013...............................       400
                                                                --------
                                                                   2,174
                                                                --------
            Total corporate bonds: investment grade
              (cost $23,400)..................................  $ 23,613
                                                                --------
CORPORATE BONDS: NON-INVESTMENT GRADE -- 30.4%
            BASIC MATERIALS -- 3.2%
$    100    Asia Aluminum Holdings Ltd.,
              8.00%, 12/23/2011 (I)...........................  $     98
     200    Boise Cascade LLC,
              7.13%, 10/15/2014...............................       189
     225    Bowater, Inc.,
              8.39%, 03/15/2010 (L)...........................       227
     120    Bowater, Inc.,
              9.50%, 10/15/2012...............................       121
     100    California Steel Industries, Inc.,
              6.13%, 03/15/2014...............................        93
     150    Chaparral Steel Co.,
              10.00%, 07/15/2013..............................       168
     120    Chemtura Corp.,
              6.88%, 06/01/2016...............................       117
     100    Citigroup (Jsc Severstal),
              9.25%, 04/19/2014...............................       108
     110    Crown Americas, Inc.,
              7.75%, 11/15/2015...............................       113
     225    Equistar Chemicals L.P.,
              8.75%, 02/15/2009...............................       234
     100    Evraz Group S.A.,
              8.25%, 11/10/2015 (I)...........................       103
     165    Georgia Gulf Corp.,
              10.75%, 10/15/2016 (I)..........................       161
     225    Goodyear Tire & Rubber Co.,
              11.25%, 03/01/2011..............................       248
     100    Graham Packaging Co., Inc.,
              9.88%, 10/15/2014...............................       100
     125    Huntsman International LLC,
              7.88%, 11/13/2014 (Q)(I)........................       125
     102    Koppers, Inc.,
              9.88%, 10/15/2013...............................       110
     200    Norampac, Inc.,
              6.75%, 06/01/2013...............................       193
     250    Owens-Illinois, Inc.,
              7.80%, 05/15/2018...............................       243
     250    Peabody Energy Corp.,
              6.88%, 03/15/2013...............................       254
     150    PolyOne Corp.,
              8.88%, 05/01/2012...............................       152
     150    Smurfit Kappa Funding PLC,
              9.63%, 10/01/2012...............................       159
     100    Smurfit-Stone Container Enterprises, Inc.,
              8.38%, 07/01/2012...............................        98

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
CORPORATE BONDS: NON-INVESTMENT GRADE -- (CONTINUED)
            BASIC MATERIALS -- (CONTINUED)
$     50    Vedanta Resource plc,
              6.63%, 02/22/2010...............................  $     49
     150    Verso Paper Holdings LLC,
              11.38%, 08/01/2016 (I)..........................       152
                                                                --------
                                                                   3,615
                                                                --------
            CAPITAL GOODS -- 0.8%
     450    Bombardier, Inc.,
              6.30%, 05/01/2014 (I)...........................       413
     100    Bombardier, Inc.,
              6.75%, 05/01/2012 (I)...........................        97
     372    Xerox Corp.,
              6.75%, 02/01/2017...............................       379
                                                                --------
                                                                     889
                                                                --------
            CONSUMER CYCLICAL -- 3.4%
     100    Albertson's, Inc.,
              7.25%, 05/01/2013...............................       101
     350    ArvinMeritor, Inc.,
              8.75%, 03/01/2012...............................       344
      85    Asbury Automotive Group, Inc.,
              9.00%, 06/15/2012...............................        88
     150    Autonation, Inc.,
              7.37%, 04/15/2013 (L)...........................       151
     200    Beazer Homes USA, Inc.,
              8.63%, 05/15/2011...............................       204
     130    Delhaize America, Inc.,
              9.00%, 04/15/2031...............................       153
     245    Ford Capital B.V.,
              9.50%, 06/01/2010...............................       239
     310    General Motors Corp.,
              6.38%, 05/01/2008...............................       304
     100    Grupo Gigante SA,
              8.75%, 04/13/2016...............................       101
      70    Interline Brands, Inc.,
              8.13%, 06/15/2014...............................        72
     180    K Hovnanian Enterprises,
              8.63%, 01/15/2017...............................       186
     200    KB Home & Broad Home Corp.,
              6.38%, 08/15/2011...............................       197
     280    Michaels Stores, Inc.,
              11.38%, 11/01/2016 (I)..........................       280
     150    Neiman Marcus Group, Inc.,
              10.38%, 10/15/2015..............................       164
     100    Perry Ellis International, Inc.,
              8.88%, 09/15/2013...............................       100
     150    SGS International, Inc.,
              12.00%, 12/15/2013..............................       155
     105    Stater Brothers Holdings, Inc.,
              8.13%, 06/15/2012...............................       106
     190    Supervalu, Inc.,
              7.50%, 11/15/2014...............................       193
     100    Technical Olympic USA, Inc.,
              9.00%, 07/01/2010...............................        97

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
            CONSUMER CYCLICAL -- (CONTINUED)
$    375    Tenneco, Inc.,
              8.63%, 11/15/2014...............................  $    378
     180    Urbi Desarrollos Urbanos,
              8.50%, 04/19/2016 (K)...........................       191
                                                                --------
                                                                   3,804
                                                                --------
            CONSUMER STAPLES -- 1.0%
      90    Chaoda Modern Agriculture,
              7.75%, 02/08/2010...............................        89
     240    Constellation Brands, Inc.,
              7.25%, 09/01/2016...............................       244
     230    Dean Foods Co.,
              7.00%, 06/01/2016...............................       233
     250    Del Laboratories, Inc.,
              10.49%, 11/01/2011 (L)..........................       258
     150    Dole Food Co., Inc.,
              8.63%, 05/01/2009...............................       147
     150    Nutro Products, Inc.,
              10.75%, 04/15/2014 (I)..........................       161
                                                                --------
                                                                   1,132
                                                                --------
            ENERGY -- 1.5%
     125    Amerigas Partners L.P.,
              7.13%, 05/20/2016...............................       123
     100    Braskem S.A.,
              8.00%, 01/26/2017 (I)...........................       103
     100    Braskem S.A.,
              9.38%, 06/01/2015...............................       111
      43    Chesapeake Energy Corp.,
              2.75%, 11/15/2035 +.............................        47
     100    Chesapeake Energy Corp.,
              7.63%, 07/15/2013...............................       104
     150    Cie Gen Geophysique,
              7.50%, 05/15/2015...............................       148
     150    Encore Acquisition Co.,
              7.25%, 12/01/2017...............................       144
     150    Inergy L.P.,
              8.25%, 03/01/2016...............................       156
      80    MEI Euro Finance Ltd.,
              8.75%, 05/22/2010...............................        79
     100    Naftogaz Ukrainy,
              8.13%, 09/30/2009...............................        97
     100    Panva Gas Holdings Ltd.,
              8.25%, 09/23/2011...............................       100
     270    Petrohawk Energy Corp.,
              9.13%, 07/15/2013 (I)...........................       275
     100    Petrozuata Finance, Inc.,
              8.22%, 04/01/2017 (I)...........................        98
     150    Pogo Producing Co.,
              7.88%, 05/01/2013 (I)...........................       153
                                                                --------
                                                                   1,738
                                                                --------
            FINANCE -- 3.9%
     250    American Real Estate Partners L.P.,
              7.13%, 02/15/2013...............................       249
     200    Atlantic Broadband Finance LLC,
              9.38%, 01/15/2014...............................       199

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD INCOME FUND

 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
AMOUNT (B)                                                       VALUE (W)
----------                                                       ---------
CORPORATE BONDS: NON-INVESTMENT GRADE -- (CONTINUED)
             FINANCE -- (CONTINUED)
 $    300    Avis Budget Car Rental,
               7.91%, 05/15/2014 (I)(L)........................  $    293
      110    CCSA Finance Ltd.,
               7.88%, 05/17/2016 (I)...........................       112
      100    Dredner (Exim Ukraine),
               7.75%, 09/23/2009...............................       101
      150    El Paso Performance-Linked Trust,
               7.75%, 07/15/2011 (I)...........................       155
      760    Ford Motor Credit Co.,
               5.80%, 01/12/2009...............................       726
      305    Ford Motor Credit Co.,
               7.38%, 02/01/2011...............................       291
      290    Ford Motor Credit Co.,
               9.82%, 04/15/2012 (L)...........................       302
      675    General Motors Acceptance Corp.,
               6.88%, 09/15/2011...............................       680
      465    General Motors Acceptance Corp.,
               8.00%, 11/01/2031...............................       498
      150    Hertz Corp.,
               10.50%, 01/01/2016 (I)..........................       165
      100    Host Marriott L.P.,
               6.38%, 03/15/2015...............................        97
      100    Itabo Finance S.A.,
               10.88%, 10/05/2013 (I)..........................       105
      125    Nell Af Sarl,
               8.38%, 08/15/2015 (I)...........................       127
      100    Sibacademfinance plc,
               9.00%, 05/12/2009...............................       100
      240    United Rentals N.A., Inc.,
               6.50%, 02/15/2012...............................       234
                                                                 --------
                                                                    4,434
                                                                 --------
             FOREIGN GOVERNMENTS -- 1.0%
  BRL 398    Brazil (Republic of),
               12.50%, 01/05/2022..............................       183
       70    Colombia (Republic of),
               8.25%, 12/22/2014...............................        79
      100    Colombia (Republic of),
               7.22%, 11/16/2015 (L)...........................       103
       70    Government of Jamaica,
               9.00%, 06/02/2015...............................        75
      250    Iraq (Republic of),
               5.80%, 01/15/2028...............................       168
       90    Panama (Republic of),
               8.13%, 04/28/2034 (H)...........................       105
      140    Peru (Republic of),
               3.00%, 03/07/2027...............................       107
   EUR 50    Philippines (Republic of),
               6.25%, 03/15/2016...............................        67
      100    Turkey (Republic of),
               7.00%, 09/26/2016...............................       101

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
            FOREIGN GOVERNMENTS -- (CONTINUED)
$     70    Turkey (Republic of),
              7.25%, 03/15/2015...............................  $     72
      60    Turkey (Republic of),
              9.00%, 06/30/2011...............................        66
                                                                --------
                                                                   1,126
                                                                --------
            HEALTH CARE -- 1.5%
     270    Accellent, Inc.,
              10.50%, 12/01/2013..............................       282
     250    Biovail Corp.,
              7.88%, 04/01/2010...............................       251
     150    CRC Health Corp.,
              10.75%, 02/01/2016..............................       157
     250    Encore Medical Finance,
              11.75%, 11/15/2014 (I)..........................       250
     270    HCA, Inc.,
              7.88%, 02/01/2011...............................       259
     230    Healthsouth Corp.,
              11.32%, 06/15/2014 (I)(L).......................       235
     150    IASIS Healthcare Capital Corp.,
              8.75%, 06/15/2014...............................       145
     150    National Mentor Holdings, Inc.,
              11.25%, 07/01/2014 (I)..........................       158
                                                                --------
                                                                   1,737
                                                                --------
            SERVICES -- 6.9%
     110    Allied Waste North America, Inc.,
              5.75%, 02/15/2011...............................       106
     250    AMC Entertainment, Inc.,
              11.00%, 02/01/2016..............................       260
     125    Cap Cana Sa,
              9.63%, 11/03/2013 (I)...........................       125
     125    Clarke American Corp.,
              11.75%, 12/15/2013..............................       131
     250    Compucom Systems, Inc.,
              12.00%, 11/01/2014 (I)..........................       252
     130    Dex Media West LLC,
              8.00%, 11/15/2013...............................       131
     195    Dex Media West LLC,
              9.88%, 08/15/2013...............................       212
   4,000    Dow Jones CDX HY,
              8.38%, 12/29/2011 (I)...........................     4,060
     150    Echostar DBS Corp.,
              6.38%, 10/01/2011...............................       149
     140    Education Management LLC,
              8.75%, 06/01/2014 (I)...........................       144
     110    Education Management LLC,
              10.25%, 06/01/2016 (I)..........................       114
     100    Hilton Hotels Corp.,
              7.50%, 12/15/2017...............................       106
      85    Knowledge Learning Center, Inc.,
              7.75%, 02/01/2015 (I)...........................        81
     150    Lodgenet Entertainment Corp.,
              9.50%, 06/15/2013...............................       161
     100    MTR Gaming Group, Inc.,
              9.00%, 06/01/2012 (I)...........................       101

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
CORPORATE BONDS: NON-INVESTMENT GRADE -- (CONTINUED)
            SERVICES -- (CONTINUED)
$    230    Nielsen Finance LLC,
              10.00%, 08/01/2014 (I)..........................  $    240
     100    Pokagon Gaming Authority,
              10.38%, 06/15/2014 (I)..........................       107
     110    Reader's Digest Association, Inc.,
              6.50%, 03/01/2011...............................       106
     150    Scholastic Corp.,
              5.00%, 04/15/2013...............................       134
     150    Sheridan Group, Inc.,
              10.25%, 08/15/2011..............................       153
     100    Sirius Satellite Radio, Inc.,
              9.63%, 08/01/2013...............................        98
     200    SunGard Data Systems, Inc.,
              10.25%, 08/15/2015..............................       210
      80    Town Sports International, Inc.,
              9.63%, 04/15/2011...............................        84
     250    Unisys Corp.,
              7.88%, 04/01/2008...............................       250
     250    West Corp.,
              9.50%, 10/15/2014 (I)...........................       249
                                                                --------
                                                                   7,764
                                                                --------
            TECHNOLOGY -- 5.4%
     155    Advanced Micro Devices, Inc.,
              7.75%, 11/01/2012...............................       158
     280    Charter Communications Operating LLC,
              8.00%, 04/30/2012 (I)...........................       286
     240    Citizens Communications Co.,
              9.00%, 08/15/2031...............................       261
     125    CSC Holdings, Inc.,
              8.13%, 07/15/2009...............................       129
     100    Digicel Ltd.,
              9.25%, 09/01/2012 (I)...........................       104
     300    Dobson Cellular Systems,
              8.38%, 11/01/2011 (I)...........................       312
     180    Flextronics International Ltd.,
              6.50%, 05/15/2013...............................       179
     150    Inmarsat Finance plc,
              7.63%, 06/30/2012...............................       155
     135    Insight Midwest L.P.,
              10.50%, 11/01/2010..............................       140
     235    Intelsat Bermuda Ltd.,
              9.25%, 06/15/2016 (I)...........................       251
     100    Itron, Inc.,
              7.75%, 05/15/2012...............................       102
     160    Leap Wireless International, Inc.,
              9.38%, 11/01/2014 (I)...........................       163
     275    Level 3 Financing, Inc.,
              9.25%, 11/01/2014 (I)...........................       277
     125    Level 3 Financing, Inc.,
              12.25%, 03/15/2013..............................       141
     100    MagnaChip Semiconductor,
              6.88%, 12/15/2011...............................        84

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
            TECHNOLOGY -- (CONTINUED)
$    230    Mediacom LLC,
              9.50%, 01/15/2013...............................  $    236
     250    MetroPCS, Inc.,
              9.25%, 11/01/2014 (I)...........................       252
     100    Mobile Telesystems Finance S.A.,
              8.00%, 01/28/2012...............................       104
     450    Nortel Networks Ltd.,
              10.75%, 07/15/2016 (I)..........................       482
     150    NTL Cable plc,
              9.13%, 08/15/2016...............................       158
     130    NXP B.V.,
              8.12%, 10/15/2013 (I)(L)........................       131
     200    Panamsat Corp.,
              9.00%, 06/15/2016 (I)...........................       209
     440    Qwest Communications International, Inc.,
              7.50%, 02/15/2014...............................       449
     150    Rogers Wireless, Inc.,
              6.38%, 03/01/2014...............................       150
      25    SanDisk Corp.,
              1.00%, 05/15/2013 +.............................        23
     130    Sanmina-SCI Corp.,
              8.13%, 03/01/2016...............................       128
     225    Seagate Technology Holdings,
              6.80%, 10/01/2016...............................       222
     150    Solectron Global Finance Ltd.,
              8.00%, 03/15/2016...............................       151
     250    STATS ChipPAC Ltd.,
              7.50%, 07/19/2010...............................       251
     150    UGS Corp.,
              10.00%, 06/01/2012..............................       162
     100    Vimpel Communications,
              8.25%, 05/23/2016 (I)...........................       104
     105    Windstream Corp.,
              8.63%, 08/01/2016 (I)...........................       113
                                                                --------
                                                                   6,067
                                                                --------
            TRANSPORTATION -- 0.1%
     135    PHI, Inc.,
              7.13%, 04/15/2013 (I)...........................       128
                                                                --------
            UTILITIES -- 1.7%
     100    AES China Generating Co.,
              8.25%, 06/26/2010...............................        99
     130    Atlas Pipeline Partners L.P.,
              8.13%, 12/15/2015...............................       133
     100    Chivor S.A. E.S.P.,
              9.75%, 12/30/2014...............................       111
      50    Colorado Interstate Gas Co.,
              6.80%, 11/15/2015...............................        51
     105    Copano Energy LLC,
              8.13%, 03/01/2016...............................       107
     250    Edison Mission Energy,
              7.50%, 06/15/2013 (I)...........................       257
      82    Elwood Energy LLC,
              8.16%, 07/05/2026...............................        87
     125    Markwest Energy Partners L.P.,
              8.50%, 07/15/2016 (I)...........................       126

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD INCOME FUND

 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
CORPORATE BONDS: NON-INVESTMENT GRADE -- (CONTINUED)
            UTILITIES -- (CONTINUED)
$    240    Mirant Americas Generation LLC,
              8.30%, 05/01/2011...............................  $    243
     100    Mirant JPSCO Finance Ltd.,
              11.00%, 07/06/2016 (I)..........................       101
     240    NRG Energy, Inc.,
              7.38%, 02/01/2016...............................       243
      97    Tenaska Alabama Partners L.P.,
              7.00%, 06/30/2021 (I)...........................        96
     100    Tennessee Gas Pipeline Co.,
              8.38%, 06/15/2032...............................       116
     150    Transcontinental Gas Pipe Line Corp.,
              6.40%, 04/15/2016...............................       149
                                                                --------
                                                                   1,919
                                                                --------
            Total corporate bonds: non-investment grade
              (cost $34,000)..................................  $ 34,353
                                                                --------
SENIOR FLOATING RATE LOAN INTERESTS: NON-INVESTMENT GRADE (V) -- 5.0%
            BASIC MATERIALS -- 0.8%
$    484    Compass Minerals Group, Inc.,
              6.88%, 12/22/2012 (N)...........................  $    483
     400    Huntsman International, Inc.,
              7.07%, 08/16/2012 (N)...........................       400
                                                                --------
                                                                     883
                                                                --------
            CONSUMER CYCLICAL -- 0.4%
     499    William Carter Co.,
              6.87%, 07/14/2012 (N)...........................       498
                                                                --------
            FINANCE -- 0.8%
     363    Ameritrade Holding Corp.,
              6.82%, 12/31/2011 (N)...........................       363
     500    General Growth Properties,
              6.60%, 02/24/2010 (N)...........................       496
                                                                --------
                                                                     859
                                                                --------
            HEALTH CARE -- 0.8%
     499    Fresenius Medical Care AG,
              6.79%, 03/23/2012 (N)...........................       495
     400    Lifepoint Hospitals, Inc.,
              6.98%, 04/15/2012 (AA)..........................       397
                                                                --------
                                                                     892
                                                                --------
            SERVICES -- 1.8%
     500    Gray Television, Inc.,
              6.86%, 11/22/2012 (AA)(Q).......................       499
     500    MGM Mirage, Inc.,
              6.59%, 10/03/2011 (N)...........................       494
     500    Regal Cinemas, Inc.,
              7.10%, 11/10/2010 (AA)(Q).......................       499

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
            SERVICES -- (CONTINUED)
$    250    UPC Financing Partnership,
              7.62%, 03/31/2013 (AA)(Q).......................  $    250
     250    UPC Financing Partnership,
              7.62%, 12/31/2013 (AA)(Q).......................       250
                                                                --------
                                                                   1,992
                                                                --------
            TECHNOLOGY -- 0.4%
     499    Cincinnati Bell, Inc.,
              6.93%, 08/31/2012 (N)...........................       498
                                                                --------
            Total senior floating rate loan interests non-
              investment grade
              (cost $5,633)...................................  $  5,622
                                                                --------
U.S. GOVERNMENT AGENCIES -- 26.3%
            FEDERAL HOME LOAN MORTGAGE CORPORATION -- 4.0%
$    200    4.10% 2014........................................  $    195
   1,220    5.50% 2016........................................     1,270
     504    5.50% 2032........................................       501
   2,100    6.00% 2032........................................     2,140
     390    6.25% 2032........................................       452
                                                                --------
                                                                   4,558
                                                                --------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 17.2%
   1,104    5.00% 2017 -- 2035................................     1,079
     272    5.225% 2035.......................................       269
   3,315    5.50% 2032 -- 2034................................     3,283
   9,315    6.00% 2036........................................     9,374
   5,388    6.50% 2036........................................     5,492
                                                                --------
                                                                  19,497
                                                                --------
            SMALL BUSINESS ADMINISTRATION PARTICIPATION
            CERTIFICATES -- 5.1%
     914    4.92% 2023........................................       903
     959    5.35% 2026........................................       965
     192    5.54% 2026........................................       195
     984    5.57% 2026........................................     1,001
     969    5.64% 2026........................................       991
     365    5.82% 2026........................................       376
   1,000    5.87% 2026........................................     1,032
     325    6.07% 2026........................................       339
                                                                --------
                                                                   5,802
                                                                --------
            Total U.S. government agencies
              (cost $29,695)..................................  $ 29,857
                                                                --------
U.S. GOVERNMENT SECURITIES -- 2.8%
            U.S. TREASURY SECURITIES -- 2.8%
$    145    4.63% 2011........................................  $    145
   2,977    4.88% 2009 -- 2016................................     3,030
                                                                --------
            Total U.S. government securities
              (cost $3,157)...................................  $  3,175
                                                                --------
            Total long-term investments
              (cost $110,841).................................  $111,483
                                                                --------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
SHORT-TERM INVESTMENTS -- 2.9%
            FINANCE -- 0.5%
$    573    State Street Bank Money Market Fund...............  $    573
                                                                --------
            REPURCHASE AGREEMENTS -- 2.3%
     858    BNP Paribas Joint Repurchase Agreement,
              5.24%, 11/01/2006...............................       858
     880    RBS Greenwich Joint Repurchase Agreement,
              5.24%, 11/01/2006...............................       880
     858    UBS Securities LLC Repurchase Agreement,
              5.24%, 11/01/2006...............................       858
                                                                --------
                                                                   2,596
                                                                --------
            U.S. TREASURY BILL -- 0.1%
     125    U.S. Treasury Bill,
              4.82%, 12/14/2006 (M)(S)........................       124
                                                                --------
            Total short-term investments
              (cost $3,293)...................................  $  3,293
                                                                --------
            Total investments in securities
              (cost $114,134) (C).............................  $114,776
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 10.07% of total net assets at October 31, 2006.

  (B) All principal amounts are in U.S. dollars unless otherwise indicated.

      BRL  -- Brazilian Real
      EUR  -- EURO

  (C) At October 31, 2006, the cost of securities for federal income tax purposes was $114,159 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation..........................  $1,320
      Unrealized depreciation..........................    (703)
                                                         ------
      Net unrealized appreciation......................  $  617
                                                         ======

  (H) The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

      PERIOD
      ACQUIRED        SHARES/PAR         SECURITY         COST BASIS
      --------        ----------         --------         ----------
      September/2006      90       Panama (Republic of),     $105
                                   8.13%, 04/28/2034

       The aggregate value of these securities at October 31, 2006 was $105, which represents 0.09% of total net assets.

  (I) Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at October 31, 2006, was $22,777, which represents 20.12% of total net assets.

  (K) Securities contain some restrictions as to public resale. These securities comply with Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, and are determined to be liquid. At October 31, 2006, the market value of these securities amounted to $372 or 0.33% of net assets.

  (L) Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2006.

  (M) The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

  (N) The interest rate disclosed for these securities represents the effective yield as of October 31, 2006.

  (P) The interest rates disclosed for interest only strips represent effective yields based upon estimated future cash flows at October 31, 2006.

  (AA) The interest rate disclosed for these securities represents an estimated yield as of October 31, 2006.

  (Q) The cost of securities purchased on a when-issued or delayed delivery basis at October 31, 2006 was $1,628.

  (S) Security pledged as initial margin deposit for open futures contracts at October 31, 2006.

                  FUTURES CONTRACTS OUTSTANDING AT OCTOBER 31, 2006

                                                                                                                     UNREALIZED
                                                          NUMBER OF                                                 APPRECIATION
      DESCRIPTION                                         CONTRACTS         POSITION          EXPIRATION           (DEPRECIATION)
      -----------                                         ---------         --------          ----------           --------------
      CBT 2 Year U.S. Treasury Note futures contracts         35             Long            December 2006              $ 16
      CBT 5 Year U.S. Treasury Note futures contracts         35             Long            December 2006                 6
      CBT 10 Year U.S. Treasury Note futures contracts        18             Long            December 2006                 8
      U.S. Long Bond futures contracts                        14             Short           December 2006               (27)
                                                                                                                        ----
                                                                                                                        $  3
                                                                                                                        ====

     These contracts had a market value of $14,374 as of October 31, 2006.

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD INCOME FUND

 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

  (V) Senior loans in which the Fund invests generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank's certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The interest rate indicated is the rate in effect at October 31, 2006.

   +  Convertible debt security.

  (W) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

       FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT OCTOBER 31, 2006

                                                                                                                     UNREALIZED
                                                                MARKET          CONTRACT         DELIVERY           APPRECIATION
DESCRIPTION                                TRANSACTION          VALUE            AMOUNT            DATE            (DEPRECIATION)
-----------                                -----------          ------          --------         ---------         --------------
Euro                                          Buy               $1,023           $1,004          12/1/2006              $ 19
Euro                                          Buy                   69               68          12/5/2006                 1
Euro                                          Sell               1,023            1,011          12/1/2006               (12)
Japanese Yen                                  Buy                  542              540          11/7/2006                (2)
Japanese Yen                                  Buy                2,006            1,974          12/7/2006               (32)
Japanese Yen                                  Sell                 542              542          11/7/2006                --
Japanese Yen                                  Sell               2,807            2,825          12/7/2006               (18)
                                                                                                                        ----
                                                                                                                        $(44)
                                                                                                                        ====

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD INFLATION PLUS FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES -- 2.7%
            FINANCE -- 2.7%
$    799    American Express Credit Account Master Trust,
              5.82%, 02/15/2012 (I)(L)........................  $    801
   2,362    Commercial Mortgage Pass Through Certificates,
              5.57%, 11/15/2017 (I)(L)........................     2,363
   2,546    Countrywide Asset Backed Certificates,
              5.52%, 07/25/2035 (L)...........................     2,547
   3,000    Credit Suisse Mortgage Capital Certificates,
              5.48%, 04/15/2021 (I)(L)........................     3,001
   2,901    Lehman Brothers Commercial Mortgage Trust,
              5.41%, 09/15/2021 (I)(L)........................     2,901
   3,000    Morgan Stanley Capital I,
              5.57%, 08/15/2019 (I)(L)........................     3,001
   7,059    Prudential Commercial Mortgage Trust,
              5.81%, 02/11/2036 (I)(P)........................       324
   3,000    TW Hotel Funding LLC,
              5.58%, 01/15/2021 (I)(L)........................     3,001
   3,000    Wachovia Bank Commercial Mortgage Trust,
              5.41%, 08/11/2018 (I)(L)........................     3,000
                                                                --------
            Total asset & commercial
              mortgage backed securities
              (cost $20,938)..................................  $ 20,939
                                                                --------
CORPORATE BONDS: INVESTMENT GRADE -- 0.3%
            FINANCE -- 0.3%
$  2,600    SLM Corp.,
              5.44%, 04/01/2009 (L)...........................  $  2,500
                                                                --------
            Total corporate bonds: investment grade
              (cost $2,603)...................................  $  2,500
                                                                --------
U.S. GOVERNMENT SECURITIES -- 88.9%
            OTHER DIRECT FEDERAL OBLIGATIONS -- 0.5%
$  3,000    Tennessee Valley Authority
              3.375% 2007 (O).................................  $  3,846
                                                                --------
            U.S. TREASURY SECURITIES -- 88.4%
  29,170    0.875% 2010 (O)...................................    29,585
  72,137    1.625% 2015 (O)...................................    72,840
  40,235    1.875% 2013 (O)...................................    43,255
 196,362    2.00% 2014-2016 (O)...............................   203,468
  33,000    2.00% 2026 (O)....................................    32,401
  19,120    2.375% 2011 (O)...................................    19,536
  75,990    2.375% 2025 (O)...................................    83,208
  41,430    3.00% 2012 (O)....................................    48,431
   1,715    3.375% 2012 (O)...................................     2,059
  20,550    3.375% 2032 (O)...................................    29,224
  20,455    3.50% 2011 (O)....................................    24,927
  36,010    3.625% 2028 (O)...................................    56,058

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
            U.S. TREASURY SECURITIES -- (CONTINUED)
$  7,140    3.875% 2029 (O)...................................  $ 11,403
  13,835    4.25% 2010 (O)....................................    17,603
                                                                --------
                                                                 673,998
                                                                --------
            Total U.S. government securities (cost
              $688,024).......................................  $677,844
                                                                --------
SENIOR FLOATING RATE LOAN INTERESTS NON-INVESTMENT GRADE (V) -- 7.7%
            BASIC MATERIALS -- 0.8%
$  3,934    Compass Minerals Group, Inc.,
              6.88%, 12/22/2012...............................  $  3,931
   2,000    Huntsman International, Inc.,
              7.07%, 08/16/2012 (AA)..........................     1,998
                                                                --------
                                                                   5,929
                                                                --------
            CONSUMER CYCLICAL -- 1.2%
     500    Invista B.V.,
              6.88%, 04/30/2010 (AA)..........................       501
     500    Invista B.V.,
              6.88%, 04/30/2010 (AA)..........................       502
   3,990    Supervalu Inc.,
              7.17%, 05/30/2013 (N)...........................     4,000
   3,995    William Carter Co.,
              6.87%, 07/14/2012 (N)...........................     3,988
                                                                --------
                                                                   8,991
                                                                --------
            FINANCE -- 0.8%
   3,629    Ameritrade Holding Corp.,
              6.82%, 12/31/2011 (N)...........................     3,626
   3,000    General Growth Properties,
              6.63%, 02/24/2010 (N)...........................     2,977
                                                                --------
                                                                   6,603
                                                                --------
            HEALTH CARE -- 1.6%
   3,990    Community Health Systems,
              7.14%, 08/19/2011 (N)...........................     3,987
   3,990    Fresenius Medical Care AG,
              6.79%, 03/23/2012 (N)...........................     3,959
   4,000    Lifepoint Hospitals, Inc.,
              6.94%, 04/15/2012 (AA)..........................     3,982
                                                                --------
                                                                  11,928
                                                                --------
            SERVICES -- 0.9%
   3,000    MGM Mirage, Inc.,
              6.59%, 10/03/2011 (N)...........................     2,966
   3,990    Regal Cinemas, Inc.,
              7.13%, 11/10/2010 (N)...........................     3,981
                                                                --------
                                                                   6,947
                                                                --------
            TECHNOLOGY -- 1.2%
   2,009    Cincinnati Bell, Inc.,
              6.93%, 08/31/2012 (N)...........................     2,005
   2,000    Mediacom Broadband,
              7.42%, 01/31/2015 (AA)..........................     1,982

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD INFLATION PLUS FUND

 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
SENIOR FLOATING RATE LOAN INTERESTS NON-INVESTMENT GRADE
  (V) -- (CONTINUED)
            TECHNOLOGY -- (CONTINUED)
$  1,000    Mediacom LLC,
              7.23%, 01/31/2015 (N)...........................  $    999
   3,980    R.H. Donnelly, Inc.,
              6.93%, 06/30/2011 (N)...........................     3,965
                                                                --------
                                                                   8,951
                                                                --------
            UTILITIES -- 1.2%
   3,491    Mirant North America LLC,
              7.08%, 01/03/2013 (N)...........................     3,483
   4,000    NRG Energy, Inc.,
              7.32%, 01/27/2013 (AA)..........................     4,016
   1,805    Pike Electric, Inc.,
              6.88%, 12/10/2012 (N)...........................     1,803
                                                                --------
                                                                   9,302
                                                                --------
            Total senior floating rate loan interests non-
              investment grade
              (cost $58,699)..................................  $ 58,651
                                                                --------
SENIOR FLOATING RATE INTERESTS INVESTMENT GRADE (V) -- 0.5%
            FINANCE -- 0.5%
$  3,500    Residential Capital Corp.,
              6.60%, 07/28/2008...............................  $  3,478
                                                                --------
            Total senior floating rate interests investment
              grade
              (cost $3,484)...................................  $  3,478
                                                                --------
            Total long-term investments
              (cost $773,748).................................  $763,412
                                                                --------
SHORT-TERM INVESTMENTS -- 1.2%
            CONSUMER STAPLES -- 0.3%
$  2,042    Cargill, Inc.,
              5.31%, 11/01/2006...............................  $  2,042
                                                                --------
            FINANCE -- 0.0%
      23    State Street Bank Money Market Fund...............        23
                                                                --------
            REPURCHASE AGREEMENTS -- 0.9%
   2,183    BNP Paribas Joint Repurchase Agreement,
              5.24%, 11/01/2006...............................     2,183
   2,238    RBS Greenwich Joint Repurchase Agreement,
              5.24%, 11/01/2006...............................     2,238
   2,183    UBS Securities LLC Repurchase Agreement,
              5.24%, 11/01/2006...............................     2,183
                                                                --------
                                                                   6,604
                                                                --------
            U.S. TREASURY SECURITIES -- 0.0%
     250    U.S. Treasury Bill,
              4.83%, 12/14/2006 (M)(S)........................       248
                                                                --------
            Total short-term investments
              (cost $8,917)...................................  $  8,917
                                                                --------
            Total investments in securities
              (cost $782,665) (C).............................  $772,329
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

 (C) At October 31, 2006, the cost of securities for federal income tax purposes was $792,618 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation........................  $     --
      Unrealized depreciation........................   (20,289)
                                                       --------
      Net unrealized depreciation....................  $(20,289)
                                                       ========

 (I) Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at October 31, 2006, was $18,392, which represents 2.41% of total net assets.

 (L) Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2006.

 (M) The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

 (N) The interest rate disclosed for these securities represents the effective yield as of October 31, 2006.

 (O) U.S. Treasury inflation-protection securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

 (P) The interest rates disclosed for interest only strips represent effective yields based upon estimated future cash flows at October 31, 2006.

 (AA) The interest rate disclosed for these securities represents an estimated yield as of October 31, 2006.

 (V) Senior loans in which the Fund invests generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank's certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The interest rate indicated is the rate in effect at October 31, 2006.

 (W) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

 (S) Security pledged as initial margin deposit for open futures contracts at October 31, 2006.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

               FUTURES CONTRACTS OUTSTANDING AT OCTOBER 31, 2006

                                                                                                                     UNREALIZED
                                                        NUMBER OF                                                   APPRECIATION
DESCRIPTION                                             CONTRACTS         POSITION           EXPIRATION            (DEPRECIATION)
-----------                                             ---------         --------         ---------------         --------------
CBT 10 Year U.S. Treasury Note futures
  contracts                                                50              Short            December 2006               $(67)
                                                                                                                        ====

These contracts had a market value of $5,411 as of October 31, 2006.

       FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT OCTOBER 31, 2006

                                                                                                                     UNREALIZED
                                                               MARKET          CONTRACT          DELIVERY           APPRECIATION
DESCRIPTION                                TRANSACTION          VALUE           AMOUNT             DATE            (DEPRECIATION)
-----------                                -----------         ------          --------         ----------         --------------
Japanese Yen                                  Buy              $15,217         $15,000          11/07/2006             $ 217
Japanese Yen                                  Buy                3,552           3,500          11/09/2006                52
Japanese Yen                                  Buy               15,135          15,000          11/13/2006               135
Japanese Yen                                  Sell              15,217          14,920          11/07/2006              (297)
Japanese Yen                                  Sell               3,552           3,532          11/09/2006               (20)
Japanese Yen                                  Sell              15,135          14,945          11/13/2006              (190)
                                                                                                                       -----
                                                                                                                       $(103)
                                                                                                                       =====

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
 COMMON STOCK -- 95.5%
            AUSTRALIA -- 0.5%
     161    Aristocrat Leisure Ltd. (A)(G)....................  $  1,737
                                                                --------
            AUSTRIA -- 1.3%
      68    Erste Bank Der Oesterreichischen Sparkassen AG
              (A).............................................     4,598
                                                                --------
            BELGIUM -- 0.9%
      16    KBC Groep N.V. (A)................................     1,749
      26    UCB S.A. (A)......................................     1,630
                                                                --------
                                                                   3,379
                                                                --------
            BRAZIL -- 0.4%
      56    Companhia Vale do Rio Doce ADR....................     1,422
                                                                --------
            CANADA -- 6.7%
      95    Cameco Corp. .....................................     3,330
      17    Potash Corp. of Saskatchewan......................     2,098
      88    Research In Motion Ltd. (D)(G)....................    10,373
      84    Rogers Communications, Inc. Class B (G)...........     5,032
     118    SNC-Lavalin Group, Inc. ..........................     3,213
                                                                --------
                                                                  24,046
                                                                --------
            FRANCE -- 14.7%
     139    Alcatel S.A. (A)..................................     1,761
      49    BNP Paribas (A)...................................     5,370
      34    Cie Generale d'Optique Essilor International S.A.
              (D)(A)(G).......................................     3,543
      66    Groupe Danone (A)(G)..............................     9,707
      27    Iliad S.A. (A)....................................     2,282
      47    Pinault-Printemps-Redoute S.A. (A)(G).............     7,048
       6    Sanofi-Aventis S.A. (A)...........................       549
      20    Unibail (A)(G)....................................     4,403
      37    Vallourec (A)(G)..................................     9,081
     149    Veolia Environnment S.A. (A)(G)...................     9,095
                                                                --------
                                                                  52,839
                                                                --------
            GERMANY -- 5.3%
      31    Allianz SE (A)....................................     5,776
      40    Deutsche Boerse AG (A)............................     6,510
      44    KarstadtQuelle AG (D)(A)(G).......................     1,038
      18    Linde AG (A)......................................     1,811
      36    Salzgitter AG (A).................................     3,855
                                                                --------
                                                                  18,990
                                                                --------
            HONG KONG -- 2.9%
   2,223    BOC Hong Kong Holdings Ltd. (A)...................     4,967
     239    China Mobile Ltd. (A).............................     1,942
   2,806    Shun Tak Holdings Ltd. (A)(G).....................     3,702
                                                                --------
                                                                  10,611
                                                                --------
            IRELAND -- 2.4%
     253    Elan Corp. plc ADR (D)............................     3,661
      74    Ryanair Holdings plc ADR (D)(G)...................     4,958
                                                                --------
                                                                   8,619
                                                                --------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            JAPAN -- 16.8%
      65    Canon, Inc. (A)...................................  $  3,482
     158    Daiichi Sankyo Co., Ltd. (A)......................     4,683
     109    Eisai Co., Ltd. (A)(G)............................     5,586
      98    Elpida Memory, Inc. (D)(A)(G).....................     4,555
       2    Japan Tobacco, Inc. (A)...........................     8,287
      39    Nintendo Co. Ltd. (A).............................     8,052
      18    ORIX Corp. (A) PFIC...............................     4,978
       4    Rakuten, Inc. (A)(G)..............................     1,774
     101    Sharp Corp. (A)(G)................................     1,798
     215    Shinsei Bank Ltd. (A).............................     1,240
     188    Sumitomo Realty & Development Co., Ltd. (A)(G)....     6,229
     191    Suzuki Motor Corp. (A)(G).........................     5,414
       9    Tokyo Electron Ltd. (A)...........................       701
      66    Toyota Motor Corp. (A)............................     3,885
                                                                --------
                                                                  60,664
                                                                --------
            MEXICO -- 2.7%
     163    America Movil S.A. de C.V. ADR....................     6,966
      28    Fomento Economico Mexicano S.A. de C.V. ADR.......     2,698
                                                                --------
                                                                   9,664
                                                                --------
            NETHERLANDS -- 3.9%
     172    ASML Holding N.V. (D)(A)..........................     3,919
      17    Euronext (A)(G)...................................     1,722
     241    Koninklijke Philips Electronics N.V. (A)..........     8,401
                                                                --------
                                                                  14,042
                                                                --------
            SOUTH KOREA -- 1.8%
      10    Samsung Electronics Co., Ltd. (A).................     6,554
                                                                --------
            SPAIN -- 1.0%
     151    Banco Bilbao Vizcaya Argentaria S.A. (A)..........     3,633
                                                                --------
            SWEDEN -- 1.4%
     312    Swedish Match AB (A)..............................     4,989
                                                                --------
            SWITZERLAND -- 8.2%
     325    Logitech International S.A. (D)(A)................     8,538
      12    Nestle S.A. (A)...................................     3,978
      11    Nobel Biocare Holding AG (A)......................     3,034
      17    Roche Holding AG (A)..............................     3,049
      98    Swatch Group AG (A)...............................     3,918
     121    UBS AG (A)........................................     7,213
                                                                --------
                                                                  29,730
                                                                --------
            TAIWAN -- 2.2%
      59    High Tech Computer Corp. (A)......................     1,461
   1,008    Hon Hai Precision Industry Co., Ltd. (A)..........     6,522
                                                                --------
                                                                   7,983
                                                                --------
            UNITED KINGDOM -- 22.4%
      60    Admiral Group plc (A).............................     1,063
     432    Alliance Boots plc (A)............................     6,671
   2,224    Arm Holdings plc (A)(G)...........................     4,988
      24    AstraZeneca plc (A)...............................     1,422
     415    British Airways plc (D)(A)........................     3,632
     202    British Land Co. plc (A)..........................     5,763

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
COMMON STOCK -- (CONTINUED)
            UNITED KINGDOM -- (CONTINUED)
   1,539    Carphone Warehouse Group plc (A)(G)...............  $  8,300
     946    Debenhams plc (D)(A)..............................     3,387
   1,284    EMI Group plc (A).................................     6,603
     756    Kesa Electricals plc (A)..........................     5,038
     579    Man Group plc (A).................................     5,382
     135    Reckitt Benckiser plc (A).........................     5,881
     424    Reed Elsevier plc (A).............................     4,823
     190    Standard Chartered plc (A)........................     5,352
   1,423    Tesco plc (A).....................................    10,672
      41    Xstrata plc (A)...................................     1,767
                                                                --------
                                                                  80,744
                                                                --------
            Total common stock
              (cost $295,721).................................  $344,244
                                                                --------
PRINCIPAL
 AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 28.8%
            REPURCHASE AGREEMENTS -- 3.2%
 $ 2,362    Banc of America Securities TriParty Joint
              Repurchase Agreement,
              5.31%, 11/01/2006...............................  $  2,362
   1,390    Credit Suisse Securities TriParty Joint
              Repurchase Agreement,
              5.32%, 11/01/2006...............................     1,390
      56    Deutsche Bank Securities Joint Repurchase
              Agreement,
              5.25%, 11/01/2006...............................        56
   1,112    Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              5.30%, 11/01/2006...............................     1,112
   2,334    Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              5.32%, 11/01/2006...............................     2,334
   1,278    Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              5.29%, 11/01/2006...............................     1,278
   3,140    UBS Securities TriParty Joint Repurchase
              Agreement,
              5.31%, 11/01/2006...............................     3,140
                                                                --------
                                                                  11,672
                                                                --------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 25.6%
  92,173    Navigator Prime Portfolio.........................  $ 92,173
                                                                --------
            Total short-term investments
              (cost $103,845).................................  $103,845
                                                                --------
            Total investments in securities
              (cost $399,566) (C).............................  $448,089
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 95.47% of total net assets at October 31, 2006.

  (A) The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at October 31, 2006, was $300,493, which represents 83.34% of total net assets.

  (C) At October 31, 2006, the cost of securities for federal income tax purposes was $401,982 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation.........................  $47,361
      Unrealized depreciation.........................   (1,254)
                                                        -------
      Net unrealized appreciation.....................  $46,107
                                                        =======

  (D) Currently non-income producing.

  (G) Security is partially on loan at October 31, 2006.

  (W) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND

 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

       FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT OCTOBER 31, 2006

                                                                                                                     UNREALIZED
                                                               MARKET          CONTRACT          DELIVERY           APPRECIATION
DESCRIPTION                               TRANSACTION          VALUE            AMOUNT             DATE            (DEPRECIATION)
-----------                               -----------          ------          --------         ----------         --------------
British Pound                                Buy               $  365           $  363          11/01/2006              $  2
Euro                                         Buy                   29               29          11/02/2006                --
Euro                                         Sell               1,082            1,080          11/01/2006                (2)
Euro                                         Sell                 514              514          11/03/2006                --
Japanese Yen                                 Buy                   95               94          11/01/2006                 1
Japanese Yen                                 Sell               1,691            1,686          11/02/2006                (5)
Japanese Yen                                 Sell               2,438            2,420          11/06/2006               (18)
Swedish Krona                                Buy                  306              305          11/01/2006                 1
Swedish Krona                                Buy                   68               68          11/02/2006                --
Swiss Francs                                 Buy                  586              584          11/01/2006                 2
Swiss Francs                                 Buy                  373              372          11/02/2006                 1
Swiss Francs                                 Sell               2,099            2,100          11/03/2006                 1
                                                                                                                        ----
                                                                                                                        $(17)
                                                                                                                        ====

PFIC -- Passive Foreign Investment Company

DIVERSIFICATION BY INDUSTRY
As of October 31, 2006

                                                  PERCENTAGE OF
INDUSTRY                                           NET ASSETS
---------------------------------------------------------------
Basic Materials                                         6.0%
---------------------------------------------------------------
Consumer Cyclical                                      15.7
---------------------------------------------------------------
Consumer Staples                                        9.9
---------------------------------------------------------------
Energy                                                  0.5
---------------------------------------------------------------
Finance                                                22.1
---------------------------------------------------------------
Health Care                                             9.4
---------------------------------------------------------------
Services                                                4.5
---------------------------------------------------------------
Technology                                             22.5
---------------------------------------------------------------
Transportation                                          2.4
---------------------------------------------------------------
Utilities                                               2.5
---------------------------------------------------------------
Short-Term Investments                                 28.8
---------------------------------------------------------------
Other Assets & Liabilities                            (24.3)
---------------------------------------------------------------
TOTAL                                                 100.0%
---------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
 COMMON STOCK -- 96.0%
            AUSTRALIA -- 1.6%
     218    Westpac Banking Corp. (A)(G)......................  $  4,040
                                                                --------
            BELGIUM -- 0.5%
      20    UCB S.A. (A)(G)...................................     1,223
                                                                --------
            BRAZIL -- 4.1%
     331    All America Latina Logistica S.A. ................     2,892
     294    Companhia Vale do Rio Doce ADR....................     7,472
                                                                --------
                                                                  10,364
                                                                --------
            CANADA -- 6.4%
      77    Alcan, Inc. (G)...................................     3,593
      76    Cameco Corp. .....................................     2,677
      57    EnCana Corp. (G)..................................     2,716
     107    OPTI Canada, Inc. (D).............................     1,714
     169    Talisman Energy, Inc. (G).........................     2,777
      36    Teck Cominco Ltd. Class B (D).....................     2,672
                                                                --------
                                                                  16,149
                                                                --------
            CHINA -- 0.3%
   1,431    Industrial and Commercial Bank of China (G).......       640
                                                                --------
            FRANCE -- 15.3%
      44    Accor S.A. (A)(G).................................     3,044
     119    Axa S.A. (A)(G)...................................     4,530
      33    BNP Paribas (A)(G)................................     3,580
      36    Cie Generale d'Optique Essilor International S.A.
              (D)(A)(G).......................................     3,739
      25    CNP Assurances (A)(G).............................     2,624
      59    Electricite de France (D)(A)(G)...................     3,549
      35    Lafarge S.A. (A)(G)...............................     4,709
      23    LVMH Moet Hennessy Louis Vuitton S.A. (A)(G)......     2,384
      51    Peugeot S.A. (A)(G)...............................     2,904
      63    Sanofi-Aventis S.A. (A)(G)........................     5,369
      35    Total S.A. (A)(G).................................     2,370
                                                                --------
                                                                  38,802
                                                                --------
            GERMANY -- 9.4%
      16    Deutsche Boerse AG (A)............................     2,559
     186    Deutsche Telekom AG (A)...........................     3,217
      36    Henkel KGaA Vorzug (G)............................     4,782
      39    Muenchener Rueckversicherungs-Gesellschaft AG
              (A).............................................     6,378
      44    RWE Ag (A)........................................     4,393
      13    SAP AG ADR (A)....................................     2,511
                                                                --------
                                                                  23,840
                                                                --------
            HONG KONG -- 0.9%
     280    Hong Kong Exchanges & Clearing Ltd. (A)(G)........     2,212
                                                                --------
            INDIA -- 1.4%
      49    Infosys Technologies Ltd. (A).....................     2,290
     133    Satyam Computer Services Ltd. (A).................     1,296
                                                                --------
                                                                   3,586
                                                                --------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            IRELAND -- 1.5%
      72    Ryanair Holdings plc (D)(A).......................  $    807
      44    Ryanair Holdings plc ADR (D)(G)...................     2,907
                                                                --------
                                                                   3,714
                                                                --------
            ITALY -- 6.5%
     803    Banca Intesa S.p.A. (A)(G)........................     5,485
     134    Bulgari S.p.A. (A)(G).............................     1,870
      34    Tod's S.p.A. (A)..................................     2,939
     739    UniCredito Italiano S.p.A. (A)....................     6,124
                                                                --------
                                                                  16,418
                                                                --------
            JAPAN -- 14.0%
      80    Astellas Pharma, Inc. (A).........................     3,590
      48    Canon, Inc. (A)...................................     2,585
      95    Daiichi Sankyo Co., Ltd. (A)......................     2,814
      66    Denso Corp. (A)...................................     2,501
      67    Eisai Co., Ltd. (A)...............................     3,442
      --    Japan Tobacco, Inc. (A)...........................       709
     128    Matsui Securities Co., Ltd. (A)(G)................     1,128
     298    Mitsubishi Heavy Industries Ltd. (A)..............     1,328
      --    Mitsubishi UFJ Financial Group, Inc. (A)(G).......     3,793
       4    Rakuten, Inc. (A)(G)..............................     1,606
      79    Sega Sammy Holdings, Inc. (A)(G)..................     1,972
     104    Seven & I Holdings Co., Ltd. (A)(G)...............     3,343
     438    Shinsei Bank Ltd. (A).............................     2,525
      65    Sony Corp. (A)(G).................................     2,661
      38    Terumo Corp. (A)(G)...............................     1,519
                                                                --------
                                                                  35,516
                                                                --------
            LUXEMBOURG -- 0.6%
      59    Ternium S.A. ADR (D)..............................     1,447
                                                                --------
            MEXICO -- 1.2%
     338    Empresas ICA S.A. (D)(G)..........................     1,158
      18    Grupo Aeroportuario del Pacifico S.A. de CV.......       675
     360    Wal-Mart de Mexico................................     1,253
                                                                --------
                                                                   3,086
                                                                --------
            NETHERLANDS -- 1.5%
     108    Koninklijke Philips Electronics N.V. (A)..........     3,753
                                                                --------
            NORWAY -- 3.6%
     355    Statoil ASA (A)...................................     9,018
                                                                --------
            PANAMA -- 0.3%
      19    Copa Holdings S.A. Class A........................       735
                                                                --------
            RUSSIA -- 1.1%
      27    Lukoil ADR........................................     2,175
      24    TMK OAO GDR (I)...................................       600
                                                                --------
                                                                   2,775
                                                                --------
            SOUTH KOREA -- 1.0%
       4    Samsung Electronics Co., Ltd. (A).................     2,552
                                                                --------
            SPAIN -- 2.6%
     275    Banco Bilbao Vizcaya Argentaria S.A. (A)..........     6,637
                                                                --------

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND

 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
COMMON STOCK -- (CONTINUED)
            SWEDEN -- 2.1%
     150    Assa Abloy AB (A)(G)..............................  $  2,886
     631    Telefonaktiebolaget LM Ericsson (A)...............     2,385
                                                                --------
                                                                   5,271
                                                                --------
            SWITZERLAND -- 8.3%
      61    Credit Suisse Group (A)...........................     3,664
      29    Nestle S.A. (A)...................................     9,880
      80    UBS AG (A)........................................     4,751
      11    Zurich Financial Services AG (A)..................     2,824
                                                                --------
                                                                  21,119
                                                                --------
            TAIWAN -- 1.6%
     629    Chunghwa Telecom Co., Ltd. (A)....................     1,077
     165    Chunghwa Telecom Co., Ltd. ADR....................     3,024
                                                                --------
                                                                   4,101
                                                                --------
            UNITED KINGDOM -- 10.2%
     140    Alliance Boots plc (A)............................     2,163
      62    AstraZeneca plc (A)...............................     3,672
     232    Debenhams plc (D)(A)..............................       832
     349    EMI Group plc (A).................................     1,793
   1,331    Old Mutual plc (A)(G).............................     4,308
      69    Reckitt Benckiser plc (A).........................     3,015
     691    Tesco plc (A).....................................     5,187
     115    Xstrata plc (A)...................................     4,888
                                                                --------
                                                                  25,858
                                                                --------
            Total common stock
              (cost $214,529).................................  $242,856
                                                                --------
PRINCIPAL
 AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 23.3%
            REPURCHASE AGREEMENTS -- 3.5%
 $ 1,786    Banc of America Securities TriParty Joint
              Repurchase Agreement,
              5.31%, 11/01/2006...............................  $  1,786
   1,050    Credit Suisse Securities TriParty Joint Repurchase
              Agreement,
              5.32%, 11/01/2006...............................     1,050
      42    Deutsche Bank Securities Joint Repurchase
              Agreement,
              5.25%, 11/01/2006...............................        42
     840    Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              5.30%, 11/01/2006...............................       840
   1,765    Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              5.32%, 11/01/2006...............................     1,765

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
            REPURCHASE AGREEMENTS -- (CONTINUED)
 $   966    Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              5.29%, 11/01/2006...............................  $    966
   2,374    UBS Securities TriParty Joint Repurchase
              Agreement,
              5.31%, 11/01/2006...............................     2,374
                                                                --------
                                                                   8,823
                                                                --------
 SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 19.8%
  50,091    Navigator Prime Portfolio.........................    50,091
                                                                --------
            Total short-term investments
              (cost $58,914)..................................  $ 58,914
                                                                --------
            Total investments in securities
              (cost $273,443) (C).............................  $301,770
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 96.00% of total net assets at October 31, 2006.

  (A) The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at October 31, 2006, was $196,947, which represents 77.85% of total net assets.

  (C) At October 31, 2006, the cost of securities for federal income tax purposes was $273,509 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation.........................  $32,668
      Unrealized depreciation.........................   (4,407)
                                                        -------
      Net unrealized appreciation.....................  $28,261
                                                        =======

  (D) Currently non-income producing.

  (G) Security is partially on loan at October 31, 2006.

  (I) Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at October 31, 2006, was $600, which represents 0.24% of total net assets.

  (W) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

       FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT OCTOBER 31, 2006

                                                                                                                     UNREALIZED
                                                               MARKET          CONTRACT          DELIVERY           APPRECIATION
DESCRIPTION                               TRANSACTION          VALUE            AMOUNT             DATE            (DEPRECIATION)
-----------                               -----------          ------          --------         ----------         --------------
British Pound                                Sell              $1,313           $1,287          01/25/2007              $(26)
Canadian Dollar                              Sell                 933              933          11/03/2006                --
Euro                                         Sell               1,723            1,719          11/01/2006                (4)
Japanese Yen                                 Buy                  689              681          11/01/2006                 8
Japanese Yen                                 Sell                 456              455          11/02/2006                (1)
Japanese Yen                                 Sell                 606              601          11/06/2006                (5)
Mexican Peso                                 Sell                 409              408          11/01/2006                (1)
Swiss Franc                                  Sell               1,281            1,263          01/25/2007               (18)
                                                                                                                        ----
                                                                                                                        $(47)
                                                                                                                        ====

DIVERSIFICATION BY INDUSTRY
As of October 31, 2006

                                                  PERCENTAGE OF
INDUSTRY                                           NET ASSETS
---------------------------------------------------------------
Basic Materials                                        14.1%
---------------------------------------------------------------
Capital Goods                                           0.5
---------------------------------------------------------------
Consumer Cyclical                                      10.4
---------------------------------------------------------------
Consumer Staples                                        5.4
---------------------------------------------------------------
Energy                                                  9.9
---------------------------------------------------------------
Finance                                                26.8
---------------------------------------------------------------
Health Care                                            10.9
---------------------------------------------------------------
Services                                                2.9
---------------------------------------------------------------
Technology                                             10.5
---------------------------------------------------------------
Transportation                                          3.2
---------------------------------------------------------------
Utilities                                               1.4
---------------------------------------------------------------
Short-Term Investments                                 23.3
---------------------------------------------------------------
Other Assets & Liabilities                            (19.3)
---------------------------------------------------------------
TOTAL                                                 100.0%
---------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD INTERNATIONAL SMALL COMPANY FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
 COMMON STOCK -- 98.7%
            AUSTRALIA -- 3.4%
     565    Centennial Coal Co., Ltd. (A)(G)..................  $  1,701
     559    Dyno Nobel Ltd. (D) (I)(A)........................     1,013
      51    Leighton Holdings Ltd. (A)(G).....................       841
     150    Seek Ltd. (A).....................................       618
     304    Transurban Group (A)(G)...........................     1,703
      48    Zinifex Ltd. (A)..................................       570
                                                                --------
                                                                   6,446
                                                                --------
            BELGIUM -- 1.7%
       4    D'ieteren S.A. (A)(G).............................     1,467
      11    Umicore (A).......................................     1,709
                                                                --------
                                                                   3,176
                                                                --------
            CHINA -- 1.0%
   1,457    Beijing Capital International Airport Co., Ltd.
              (A).............................................       933
   1,633    China Oilfield Services Ltd. (A)..................       915
                                                                --------
                                                                   1,848
                                                                --------
            DENMARK -- 3.7%
      29    Carlsberg A/S Class B (A).........................     2,472
      20    Danisco A/S (A)(G)................................     1,619
      30    Genmab A/S (D)(A).................................     1,341
      23    Trygvesta A/S (A)(G)..............................     1,455
                                                                --------
                                                                   6,887
                                                                --------
            FINLAND -- 1.2%
      65    Nokian Rendaat Oyj (A)(G).........................     1,246
      37    Tietoenator Oyj (A)(G)............................     1,014
                                                                --------
                                                                   2,260
                                                                --------
            FRANCE -- 8.0%
      39    Arkema (D)(A)(G)..................................     1,910
      24    BioMerieux S.A. (A)...............................     1,481
      12    Cegedim S.A. (A)..................................       999
      38    Dassault Systemes S.A. (A)(G).....................     2,045
      38    Ipsen (I)(A)......................................     1,575
      94    S.O.I. Tec S.A. (D)(A)............................     2,783
       7    SEB S.A. (A)(G)...................................       960
       4    Unibail (A)(G)....................................       804
      38    Zodiac S.A. (A)(G)................................     2,404
                                                                --------
                                                                  14,961
                                                                --------
            GERMANY -- 12.1%
      29    AWD Holding AG (A)(G).............................     1,053
      13    Deutsche Euroshop AG (A)..........................       880
     135    GEA Group AG (A)..................................     2,424
      40    GFK AG (A)........................................     1,715
      18    Hochtief AG (A)...................................     1,159
      79    KarstadtQuelle AG (D)(A)(G).......................     1,870
     106    Kontron AG (A)(G).................................     1,542
      93    MTU Aero Engines Holdings AG (A)..................     3,807
      40    Praktiker Bau-Und Heimwerkermaerkte Holding AG
              (A).............................................     1,265
      18    Salzgitter AG (A).................................     1,967

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            GERMANY -- (CONTINUED)
      98    SGL Carbon AG (D)(A)..............................  $  2,157
      49    Thielert AG (D)(A)................................     1,172
      13    Wacker Chemie AG (D)(A)...........................     1,586
                                                                --------
                                                                  22,597
                                                                --------
            GREECE -- 1.9%
     356    Hellenic Technodomiki Tev S.A. (A)................     3,597
                                                                --------
            HONG KONG -- 3.3%
   1,196    Chinese Estates Holdings Ltd. (A) PFIC............     1,434
   2,016    Far East Pharmaceutical Technology Co., Ltd.
              (D)(H)(G).......................................        --
   1,089    Shangri-La Asia Ltd. (A)..........................     2,361
     934    Shun Tak Holdings Ltd. (A)(G).....................     1,232
     849    Techtronic Industries Co., Ltd. (A)...............     1,201
                                                                --------
                                                                   6,228
                                                                --------
            ITALY -- 5.2%
     112    Banca Popolare di Milano S.c.r.l. (A).............     1,651
      86    Brembo S.p.A. (A).................................     1,000
     333    Immobiliare Grande Distribuzione (A)..............     1,272
      23    Pirelli & C. Real Estate S.p.A. (A)...............     1,479
     260    Safilo Group S.p.A. (D)(A)........................     1,405
     729    Sorin S.p.A. (D)(A)(G)............................     1,326
      18    Tod's S.p.A. (A)..................................     1,573
                                                                --------
                                                                   9,706
                                                                --------
            JAPAN -- 22.4%
     239    77 Bank Ltd. (A)(G)...............................     1,569
       1    Bic Camera, Inc. (G)..............................       910
      34    Disco Corp. (A)...................................     2,011
      44    FamilyMart Co., Ltd. (A)..........................     1,194
     483    Fuji Fire & Marine Insurance Co., Ltd. (A)(G).....     1,933
      18    Hakuhodo DY Holdings, Inc. (A)(G).................     1,079
      21    Honeys Co., Ltd. (A)(G)...........................       976
      18    Japan Petroleum Exploration Co., Ltd. (A)(G)
              PFIC............................................     1,065
       3    Jupiter Telecommunications Co., Ltd. (D)(A).......     2,214
      36    Kobayashi Pharmaceutical Co., Ltd. (A)............     1,364
      63    MEC Co., Ltd. (A)(G)..............................       833
      33    Milbon Co., Ltd. (A)..............................     1,084
      54    NEOMAX Co., Ltd. (A)(G)...........................       991
      68    Nidec Copal Corp. (A)(G)..........................       837
      --    Nomura Real Estate Office Fund, Inc. (A)(G).......     1,144
      25    OBIC Business Consultants Ltd. (A)(G).............     1,913
      11    OBIC Co., Ltd. (A)(G).............................     2,301
      22    Point, Inc. (A)(G)................................     1,089
      13    Ryohin Keikaku Co., Ltd. (A)......................       918
     134    Shionogi & Co., Ltd. (A)(G).......................     2,687
     877    Sumitomo Osaka Cement Co., Ltd. (A)(G)............     2,574
      44    Taiyo Ink Manufacturing Co., Ltd. (A).............     2,335
      34    Takamatsu Corp. (A)...............................       647
     101    Tanabe Seiyaku Co., Ltd (A)(G)....................     1,245
      24    Tocalo Co., Ltd. (A)..............................       849
      21    Uni-Charm Corp. (A)(G)............................     1,165
      42    Union Tool Co. (A)(G).............................     1,890
      78    Uny Co., Ltd. (A).................................       984

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
COMMON STOCK -- (CONTINUED)
            JAPAN -- (CONTINUED)
      18    USS Co., Ltd. (A).................................  $  1,136
      83    Yamaguchi Financial Group, Inc. ..................     1,039
                                                                --------
                                                                  41,976
                                                                --------
            LIECHTENSTEIN -- 1.3%
      10    Verwalt & Privat-Bank AG (A)......................     2,395
                                                                --------
            LUXEMBOURG -- 0.7%
      44    Stolt-Nielsen S.A. (A)(G).........................     1,256
                                                                --------
            MALAYSIA -- 0.8%
     447    Resorts World Berhad (A)..........................     1,457
                                                                --------
            MEXICO -- 0.6%
     336    Empresas ICA S.A. (D).............................     1,152
                                                                --------
            NETHERLANDS -- 3.3%
      69    Ordina N.V. (A)...................................     1,315
      41    SBM Offshore N.V. (A).............................     1,212
      62    Spazio Investment N.V. (I)........................     1,059
      98    Wolters Kluwer N.V. (A)...........................     2,689
                                                                --------
                                                                   6,275
                                                                --------
            PORTUGAL -- 0.8%
     235    Mota -- Engil S.A. (A)............................     1,457
                                                                --------
            SOUTH KOREA -- 1.6%
      26    GS Engineering & Construction Corp. (A)...........     2,017
      14    Mirae Asset Securities Co., Ltd. (A)..............       890
                                                                --------
                                                                   2,907
                                                                --------
            SPAIN -- 1.8%
     475    Iberia Lineas Aer De Espana (A)(G)................     1,489
      62    Prosegur Compania de Seguridad S.A. (A)...........     1,856
                                                                --------
                                                                   3,345
                                                                --------
            SWEDEN -- 3.3%
      44    Alfa Laval AB (A)(G)..............................     1,626
      24    Munters AB (A)(G).................................       924
     153    Swedish Match AB (A)(G)...........................     2,444
      56    Trelleborg AB (A)(G)..............................     1,180
                                                                --------
                                                                   6,174
                                                                --------
            SWITZERLAND -- 6.8%
      15    Bachem Holding AG Class B.........................     1,037
      16    Charles Voegele Holding AG (A)....................     1,298
      25    Dufry Group (D)(A)................................     2,044
      65    EFG International (D).............................     2,123
       9    Ems-Chemie Holding AG (A)(G)......................     1,019
       1    Geberit AG (A)....................................       992
      82    Logitech International S.A. (D)(A)................     2,152
       2    Sulzer AG (A).....................................     2,089
                                                                --------
                                                                  12,754
                                                                --------
            UNITED KINGDOM -- 9.7%
     191    Cattles plc (A)...................................     1,371
      89    Close Brothers Group plc (A)......................     1,651

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            UNITED KINGDOM -- (CONTINUED)
     174    EMI Group plc (A).................................  $    893
     155    FirstGroup plc (A)................................     1,587
     532    FKI plc (A).......................................       971
     516    GCAP Media plc (A)................................     2,110
      95    ICAP plc (A)......................................       924
      92    Speedy Hire plc (A)...............................     1,806
     159    SSL International plc (A).........................     1,020
     269    Star Energy Group plc (D)(A)......................     1,414
      68    Ultra Electronics Holdings plc (A)................     1,440
      50    Vedanta Resources plc (A).........................     1,373
     287    Wolfson Microelectronics plc (D)(A)...............     1,575
                                                                --------
                                                                  18,135
                                                                --------
            UNITED STATES -- 4.1%
     320    Benfield Group plc (A)............................     2,120
     859    Goodpack Ltd. (D)(A)..............................       906
     171    Lancashire Holdings Ltd. (D)......................     1,186
      19    Mapeley Ltd. (A)..................................     1,291
   1,964    Midland Holdings, Ltd. (A)........................       972
     194    Petrofac Ltd. (A).................................     1,245
                                                                --------
                                                                   7,720
                                                                --------
            Total common stock
              (cost $168,607).................................  $184,709
                                                                --------
PRINCIPAL
 AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 23.9%
            REPURCHASE AGREEMENTS -- 1.5%
 $   550    Banc of America Securities TriParty Joint
              Repurchase Agreement,
              5.31%, 11/01/2006...............................  $    550
     323    Credit Suisse Securities TriParty Joint Repurchase
              Agreement,
              5.32%, 11/01/2006...............................       323
      13    Deutsche Bank Securities Joint Repurchase
              Agreement,
              5.25%, 11/01/2006...............................        13
     259    Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              5.30%, 11/01/2006...............................       259
     544    Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              5.32%, 11/01/2006...............................       544
     298    Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              5.29%, 11/01/2006...............................       298
     731    UBS Securities TriParty Joint Repurchase
              Agreement,
              5.31%, 11/01/2006...............................       731
                                                                --------
                                                                   2,718
                                                                --------

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD INTERNATIONAL SMALL COMPANY FUND

 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 22.4%
  41,963    Navigator Prime Portfolio.........................  $ 41,963
                                                                --------
            Total short-term investments
              (cost $44,681)..................................  $ 44,681
                                                                --------
            Total investments in securities
              (cost $213,288) (C).............................  $229,390
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 94.6% of total net assets at October 31, 2006.

  (A) The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at October 31, 2006, was $176,203, which represents 94.15% of total net assets.

  (C) At October 31, 2006, the cost of securities for federal income tax purposes was $213,996 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation.........................  $20,979
      Unrealized depreciation.........................   (5,585)
                                                        -------
      Net unrealized appreciation.....................  $15,394
                                                        =======

  (D) Currently non-income producing.

  (G) Security is partially on loan at October 31, 2006.

  (H) The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

      PERIOD
      ACQUIRED       SHARES            SECURITY          COST BASIS
      --------       ------            --------          ----------
      March-May 2004 2,016    Far East Pharmaceutical       $293
                              Technology Co., Ltd.

      The aggregate value of these securities at October 31, 2006 rounds to zero.

  (I) Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at October 31, 2006, was $3,647, which represents 1.95% of total net assets.
  (W) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

       FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT OCTOBER 31, 2006

                                                                                                                     UNREALIZED
                                                                MARKET         CONTRACT          DELIVERY           APPRECIATION
DESCRIPTION                                 TRANSACTION         VALUE           AMOUNT             DATE            (DEPRECIATION)
-----------                                 -----------         ------         --------         ----------         --------------
Australian Dollar                              Buy               $369            $365           11/01/2006              $ 4
British Pound                                  Sell                39              39           11/01/2006               --
Danish Krone                                   Buy                122             122           11/03/2006               --
Euro                                           Buy                241             240           11/02/2006                1
Euro                                           Buy                165             164           11/01/2006                1
Euro                                           Buy                 55              55           11/03/2006               --
Euro                                           Sell               326             325           11/01/2006               (1)
Hong Kong Dollars                              Buy                 17              17           11/01/2006               --
Hong Kong Dollars                              Buy                 15              15           11/02/2006               --
Swiss Francs                                   Buy                 69              69           11/01/2006               --
Swiss Francs                                   Buy                 79              79           11/02/2006               --
                                                                                                                        ---
                                                                                                                        $ 5
                                                                                                                        ===

PFIC -- Passive Foreign Investment Company

DIVERSIFICATION BY INDUSTRY
As of October 31, 2006

                                                  PERCENTAGE OF
INDUSTRY                                           NET ASSETS
---------------------------------------------------------------
Basic Materials                                        12.6%
---------------------------------------------------------------
Capital Goods                                           9.3
---------------------------------------------------------------
Consumer Cyclical                                      16.4
---------------------------------------------------------------
Consumer Staples                                        3.5
---------------------------------------------------------------
Energy                                                  3.4
---------------------------------------------------------------
Finance                                                20.6
---------------------------------------------------------------
Health Care                                             8.4
---------------------------------------------------------------

---------------------------------------------------------------
                                                  PERCENTAGE OF
INDUSTRY                                           NET ASSETS
Services                                                7.7
---------------------------------------------------------------
Technology                                             11.5
---------------------------------------------------------------
Transportation                                          4.7
---------------------------------------------------------------
Utilities                                               0.6
---------------------------------------------------------------
Short-Term Investments                                 23.9
---------------------------------------------------------------
Other Assets & Liabilities                            (22.6)
---------------------------------------------------------------
TOTAL                                                 100.0%
---------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD MIDCAP FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
 COMMON STOCK -- 95.5%
            BASIC MATERIALS -- 6.0%
   1,240    Cameco Corp. .....................................  $   43,568
     703    Peabody Energy Corp. .............................      29,488
     152    Phelps Dodge Corp. ...............................      15,288
      19    Potash Corp. of Saskatchewan......................       2,411
     446    Precision Castparts Corp. ........................      30,321
     270    Rohm & Haas Co. ..................................      14,014
     587    Teck Cominco Ltd. Class B.........................      43,249
                                                                ----------
                                                                   178,339
                                                                ----------
            CAPITAL GOODS -- 3.4%
     302    Alliant Techsystems, Inc. (D)(G)..................      23,302
   1,103    American Standard Cos., Inc. .....................      48,865
     605    Lam Research Corp. (D)............................      29,897
                                                                ----------
                                                                   102,064
                                                                ----------
            CONSUMER CYCLICAL -- 16.6%
     580    Abercrombie & Fitch Co. Class A...................      44,449
     216    American Eagle Outfitters, Inc. ..................       9,879
     322    BorgWarner, Inc. .................................      18,498
     654    CarMax, Inc. (D)..................................      28,977
     731    Chico's FAS, Inc. (D).............................      17,486
     245    Fastenal Co. .....................................       9,871
     764    Foster Wheeler Ltd. (D)...........................      34,351
     469    Gildan Activewear, Inc. (D)(G)....................      23,913
     540    Michaels Stores, Inc. ............................      23,772
   1,073    Newell Rubbermaid, Inc. ..........................      30,881
     397    O'Reilly Automotive, Inc. (D).....................      12,806
     329    Oshkosh Truck Corp. ..............................      14,851
     700    OSI Restaurant Partners, Inc. ....................      23,289
     584    PACCAR, Inc. .....................................      34,564
   1,374    PetSmart, Inc. ...................................      39,552
     963    Saks, Inc. .......................................      18,628
   1,574    Supervalu, Inc. ..................................      52,582
   1,028    Tiffany & Co. ....................................      36,731
     550    Williams-Sonoma, Inc. (G).........................      18,702
                                                                ----------
                                                                   493,782
                                                                ----------
            CONSUMER STAPLES -- 2.3%
     519    Alberto-Culver Co. ...............................      26,391
     540    Clorox Co. .......................................      34,849
     457    Tyson Foods, Inc. Class A.........................       6,604
                                                                ----------
                                                                    67,844
                                                                ----------
            ENERGY -- 6.0%
     652    Chesapeake Energy Corp. ..........................      21,138
     865    GlobalSantaFe Corp. ..............................      44,894
     540    Noble Corp. ......................................      37,868
     463    Noble Energy, Inc. ...............................      22,535
     539    Southwestern Energy Co. (D).......................      19,174
   1,286    Western Oil Sands, Inc. Class A (D)...............      33,164
                                                                ----------
                                                                   178,773
                                                                ----------
            FINANCE -- 12.7%
   4,551    Aberdeen Asset Management plc (A).................      15,286
     477    AMBAC Financial Group, Inc. ......................      39,783
     619    AmeriCredit Corp. (D)(G)..........................      15,830

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            FINANCE -- (CONTINUED)
     606    Assurant, Inc. ...................................  $   31,928
     119    Blackrock, Inc. ..................................      17,965
   1,467    E*Trade Financial Corp. (D).......................      34,147
     206    Everest Re Group Ltd. ............................      20,431
     731    Hong Kong Exchanges & Clearing Ltd. (A)...........       5,770
   1,087    Host Hotels & Resorts, Inc. ......................      25,065
     632    State Street Corp. ...............................      40,593
     941    T. Rowe Price Group, Inc. ........................      44,514
   1,386    UCBH Holdings, Inc. ..............................      23,754
   1,352    UnumProvident Corp. ..............................      26,739
     247    Ventas, Inc. .....................................       9,628
     516    Webster Financial Corp. ..........................      24,928
                                                                ----------
                                                                   376,361
                                                                ----------
            HEALTH CARE -- 8.6%
     319    Amylin Pharmaceuticals, Inc. (D)(G)...............      14,028
     683    Barr Pharmaceuticals, Inc. (D)....................      35,748
     386    Cephalon, Inc. (D)(G).............................      27,098
     363    Coventry Health Care, Inc. (D)....................      17,038
     263    Edwards Lifesciences Corp. (D)(G).................      11,303
     472    Eisai Co., Ltd. (A)...............................      24,148
     495    Manor Care, Inc. .................................      23,736
   1,446    Millennium Pharmaceuticals, Inc. (D)(G)...........      16,918
     941    Mylan Laboratories, Inc. .........................      19,288
      74    Psychiatric Solutions, Inc. (D)...................       2,447
   1,606    Shionogi & Co., Ltd. (A)(G).......................      32,178
     187    Universal Health Services, Inc. Class B...........       9,896
     524    Vertex Pharmaceuticals, Inc. (D)(G)...............      21,258
                                                                ----------
                                                                   255,084
                                                                ----------
            SERVICES -- 20.4%
     534    Alliance Data Systems Corp. (D)(G)................      32,431
     313    Allied Waste Industries, Inc. (D).................       3,801
     925    Autodesk, Inc. (D)................................      34,001
   1,575    BISYS Group, Inc. (D).............................      17,389
     554    C.H. Robinson Worldwide, Inc. ....................      23,111
   1,301    Cablevision Systems Corp. ........................      36,155
   2,818    Cadence Design Systems, Inc. (D)..................      50,322
     572    Cognizant Technology Solutions Corp. (D)..........      43,083
     163    Corporate Executive Board Co. ....................      14,659
     524    EchoStar Communications Corp. Class A (D).........      18,609
   1,420    Equifax, Inc. ....................................      53,999
     450    Fluor Corp. ......................................      35,309
     206    Focus Media Holding Ltd. ADR (D)..................      10,911
     206    Harrah's Entertainment, Inc. .....................      15,334
     709    Manpower, Inc. ...................................      48,015
     603    MoneyGram International, Inc. ....................      20,629
     963    Monster Worldwide, Inc. (D).......................      39,007
   1,082    Republic Services, Inc. ..........................      44,352
     475    Robert Half International, Inc. ..................      17,361
     794    Univision Communications, Inc. Class A (D)(G).....      27,848
     368    Weight Watchers International, Inc. ..............      16,032
                                                                ----------
                                                                   602,358
                                                                ----------
            TECHNOLOGY -- 14.8%
   1,709    Activision, Inc. (D)..............................      26,345
     822    ADTRAN, Inc. .....................................      19,028

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD MIDCAP FUND

 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            TECHNOLOGY -- (CONTINUED)
   2,331    Altera Corp. (D)..................................  $   42,987
     301    American Reprographics Co. (D)....................      10,686
   1,190    American Tower Corp. Class A (D)..................      42,847
     177    Beckman Coulter, Inc. ............................      10,196
     509    DaVita, Inc. (D)..................................      28,288
   1,759    Fairchild Semiconductor International, Inc. (D)...      28,333
     932    Jabil Circuit, Inc. ..............................      26,769
   1,079    Linear Technology Corp. ..........................      33,591
     668    MEMC Electronic Materials, Inc. (D)...............      23,710
     544    Mercury Interactive Corp. (D).....................      28,251
   1,284    Network Appliance, Inc. (D).......................      46,862
     761    Rockwell Collins, Inc. ...........................      44,181
     580    Roper Industries, Inc. ...........................      27,739
                                                                ----------
                                                                   439,813
                                                                ----------
            TRANSPORTATION -- 1.3%
     279    Expeditors International of Washington, Inc. .....      13,237
     282    Landstar System, Inc. ............................      13,105
     524    UTI Worldwide, Inc. ..............................      13,538
                                                                ----------
                                                                    39,880
                                                                ----------
            UTILITIES -- 3.4%
   1,543    Northeast Utilities...............................      38,585
     678    NRG Energy, Inc. (D)(G)...........................      32,622
     610    PNM Resources, Inc. ..............................      17,169
     513    Suntech Power Holdings Co. Ltd. ADR (D)...........      13,331
                                                                ----------
                                                                   101,707
                                                                ----------
            Total common stock
              (cost $2,472,475)...............................  $2,836,005
                                                                ----------
PRINCIPAL
 AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 7.1%
            REPURCHASE AGREEMENTS -- 4.7%
 $27,853    Bank of America Securities TriParty Joint
              Repurchase Agreement,
              5.31%, 11/01/2006...............................  $   27,853
  16,384    Credit Suisse Securities TriParty Joint Repurchase
              Agreement,
              5.32%, 11/01/2006...............................      16,384
     654    Deutsche Bank Securities Joint Repurchase
              Agreement,
              5.25%, 11/01/2006...............................         654

PRINCIPAL                                                         MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
            REPURCHASE AGREEMENTS -- (CONTINUED)
 $13,107    Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              5.30%, 11/01/2006...............................  $   13,107
  27,526    Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              5.32%, 11/01/2006...............................      27,526
  15,074    Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              5.29%, 11/01/2006...............................      15,074
  37,028    UBS Securities TriParty Joint Repurchase
              Agreement,
              5.31%, 11/01/2006...............................      37,028
                                                                ----------
                                                                   137,626
                                                                ----------
 SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 2.4%
  72,566    Navigator Prime Portfolio.........................      72,566
                                                                ----------
            Total short-term investments
              (cost $210,192).................................  $  210,192
                                                                ----------
            Total investments in securities
              (cost $2,682,667) (C)...........................  $3,046,197
                                                                ==========

Note:Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 8.80% of total net assets at October 31, 2006.

  (A) The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at October 31, 2006, was $77,382, which represents 2.61% of total net assets.

  (C) At October 31, 2006, the cost of securities for federal income tax purposes was $2,684,457 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation........................  $418,625
      Unrealized depreciation........................   (56,885)
                                                       --------
      Net unrealized appreciation....................  $361,740
                                                       ========

  (D) Currently non-income producing.

  (G) Security is partially on loan at October 31, 2006.

  (W) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

       FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT OCTOBER 31, 2006

                                                                                                                     UNREALIZED
                                                               MARKET          CONTRACT          DELIVERY           APPRECIATION
DESCRIPTION                               TRANSACTION          VALUE            AMOUNT             DATE            (DEPRECIATION)
-----------                               -----------          ------          --------         ----------         --------------
British Pound                                Buy               $  339           $  337          11/01/2006               $   2
British Pound                                Buy                  283              282          11/02/2006                   1
British Pound                                Buy                  668              668          11/03/2006                  --
Hong Kong Dollars                            Buy                2,925            2,924          11/01/2006                   1
                                                                                                                         -----
                                                                                                                         $   4
                                                                                                                         =====

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD MIDCAP GROWTH FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
  COMMON STOCK -- 97.8%
            BASIC MATERIALS -- 6.4%
     2      Airgas, Inc. .....................................   $    64
     3      Cameco Corp. .....................................       105
     3      Consol Energy, Inc. ..............................       120
     1      Phelps Dodge Corp. ...............................       110
     2      Posco ADR.........................................       113
     3      Teck Cominco Ltd. ................................       206
                                                                 -------
                                                                     718
                                                                 -------
            CAPITAL GOODS -- 3.5%
     1      Alliant Techsystems, Inc. (D).....................       108
     2      Cameron International Corp. (D)...................       105
     2      National Oilwell Varco, Inc. (D)..................       109
     1      Rockwell Automation, Inc. ........................        68
                                                                 -------
                                                                     390
                                                                 -------
            CONSUMER CYCLICAL -- 7.9%
     2      Abercrombie & Fitch Co. Class A...................       146
     4      Advance Auto Parts, Inc. .........................       123
    10      Chico's FAS, Inc. (D).............................       237
     3      Gildan Activewear, Inc. (D).......................       133
     5      Newell Rubbermaid, Inc. ..........................       130
     6      Urban Outfitters, Inc. (D)........................       109
                                                                 -------
                                                                     878
                                                                 -------
            CONSUMER STAPLES -- 4.5%
     2      Bunge Ltd. .......................................       115
     5      Constellation Brands, Inc. Class A (D)............       124
     4      Corn Products International, Inc. ................       148
     3      Dean Foods Co. (D)................................       109
                                                                 -------
                                                                     496
                                                                 -------
            ENERGY -- 4.1%
     1      Diamond Offshore Drilling, Inc. ..................        97
     2      GlobalSantaFe Corp. ..............................       119
     3      Newfield Exploration Co. (D)......................       110
     2      Noble Corp. ......................................       126
                                                                 -------
                                                                     452
                                                                 -------
            FINANCE -- 14.6%
     1      Affiliated Managers Group, Inc. (D)...............        90
     1      AMBAC Financial Group, Inc. ......................       109
    14      Covanta Holding Corp. (D).........................       276
     4      Eaton Vance Corp. ................................       115
     4      Genworth Financial, Inc. .........................       120
     6      Host Hotels & Resorts, Inc. ......................       148
     1      M&T Bank Corp. ...................................       100
     2      Medco Health Solutions, Inc. (D)..................        86
     7      Nasdaq Stock Market, Inc. (D).....................       239
     2      Reckson Associates Realty Corp. ..................        97
     2      State Street Corp. ...............................       135
     2      Wellcare Health Plans, Inc. (D)...................       106
                                                                 -------
                                                                   1,621
                                                                 -------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            HEALTH CARE -- 13.6%
     2      Forest Laboratories, Inc. (D).....................   $   108
     3      Herbalife Ltd. (D)................................       102
    12      Human Genome Sciences, Inc. (D)...................       162
     8      Inverness Medical Innovation......................       313
     3      Pharmaceutical Product Development, Inc. .........        98
     3      Quest Diagnostics, Inc. ..........................       149
     3      Shire plc.........................................       186
     5      Sunrise Senior Living, Inc. (D)...................       153
     3      Ventana Medical Systems, Inc. (D).................       129
     8      Warner Chilcott Ltd. .............................       110
                                                                 -------
                                                                   1,510
                                                                 -------
            SERVICES -- 13.8%
     3      Atheros Communications, Inc. (D)..................        54
     4      Business Objects S.A. ADR (D).....................       156
     3      Corrections Corp. of America (D)..................       158
     2      Express Scripts, Inc. (D).........................       102
     1      Fluor Corp. ......................................       102
    65      iGate Corp. ......................................       367
     6      Orient Express Hotels, Ltd. Class A...............       229
     3      Penn National Gaming, Inc. (D)....................       113
     6      Saic, Inc. (D)....................................       120
     2      Washington Group International, Inc. .............       130
                                                                 -------
                                                                   1,531
                                                                 -------
            TECHNOLOGY -- 24.1%
     1      Akamai Technologies, Inc. (D).....................        61
     4      Amdocs Ltd. (D)...................................       151
     4      American Tower Corp. Class A (D)..................       130
     8      Citizens Communications Co. ......................       114
     5      Citrix Systems, Inc. (D)..........................       133
     2      Equinix, Inc. (D).................................       116
    10      Exlservice Holdings, Inc. (D).....................       208
     3      F5 Networks, Inc. (D).............................       179
    12      Flextronics International Ltd. (D)................       144
     3      Harris Corp. .....................................       115
    11      Juniper Networks, Inc. (D)........................       186
     3      MEMC Electronic Materials, Inc. (D)...............        99
     3      Microchip Technology, Inc. .......................        99
     3      Neustar, Inc. (D).................................        94
     4      Rackable Systems, Inc. (D)........................       112
     3      Rockwell Collins, Inc. ...........................       197
     3      Roper Industries, Inc. ...........................       139
     5      Thermo Electron Corp. (D).........................       193
     2      Trimble Navigation Ltd. ..........................       102
     2      Waters Corp. (D)..................................       100
                                                                 -------
                                                                   2,672
                                                                 -------
            TRANSPORTATION -- 1.1%
     4      Wabtec Corp.......................................       119
                                                                 -------

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD MIDCAP GROWTH FUND

 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
COMMON STOCK -- (CONTINUED)
            UTILITIES -- 4.2%
     2      Entergy Corp. ....................................   $   165
     5      Northeast Utilities...............................       135
     4      Wisconsin Energy Corp. ...........................       164
                                                                 -------
                                                                     464
                                                                 -------
            Total common stock
              (cost $10,278)..................................   $10,851
                                                                 -------
PRINCIPAL
AMOUNT
---------
  SHORT-TERM INVESTMENTS -- 2.8%
            REPURCHASE AGREEMENTS -- 2.8%
  $103      BNP Paribas Joint Repurchase Agreement,
              5.24%, 11/01/2006...............................   $   103
   106      RBS Greenwich Joint Repurchase Agreement,
              5.24%, 11/01/2006...............................       106
   104      UBS Securities LLC Repurchase Agreement,
              5.24%, 11/01/2006...............................       104
                                                                 -------
            Total short-term investments
              (cost $313).....................................   $   313
                                                                 -------
            Total investments in securities
              (cost $10,591) (C)..............................   $11,164
                                                                 =======

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 8.10% of total net assets at October 31, 2006.

  (C) At October 31, 2006, the cost of securities for federal income tax purposes was $10,624 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation...........................  $ 765
      Unrealized depreciation...........................   (225)
                                                          -----
      Net unrealized appreciation.......................  $ 540
                                                          =====

  (D) Currently non-income producing.

  (W) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD MIDCAP VALUE FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
 COMMON STOCK -- 99.1%
            BASIC MATERIALS -- 13.2%
      12    Albemarle Corp. ..................................  $    780
      90    Arch Coal, Inc. ..................................     3,120
      37    Ashland, Inc. ....................................     2,181
      51    Carlisle Cos., Inc. ..............................     4,268
     167    Celanese Corp. ...................................     3,440
      94    Century Aluminum Co. (D)..........................     3,674
     518    Chemtura Corp. ...................................     4,442
     101    Cleveland-Cliffs, Inc. (G)........................     4,250
     147    Cytec Industries, Inc. ...........................     8,142
      70    FMC Corp. (D).....................................     4,819
      45    Martin Marietta Materials, Inc. ..................     3,978
      20    Michelin (C.G.D.E.) Class B (A)...................     1,597
     142    Owens-Illinois, Inc. (D)..........................     2,359
      98    Pactiv Corp. (D)..................................     3,007
     146    Shaw Group, Inc. (D)..............................     3,886
     114    Temple-Inland, Inc. ..............................     4,492
     110    UAP Holding Corp. ................................     2,746
                                                                --------
                                                                  61,181
                                                                --------
            CAPITAL GOODS -- 13.1%
     112    AGCO Corp. (D)....................................     3,001
      78    Alliant Techsystems, Inc. (D).....................     6,022
     119    American Standard Cos., Inc. .....................     5,257
      33    Black & Decker Corp. .............................     2,776
     257    Goodrich Corp. ...................................    11,322
     108    Kennametal, Inc. .................................     6,671
      32    Lam Research Corp. (D)............................     1,602
      90    Parker-Hannifin Corp. ............................     7,535
      79    Terex Corp. (D)...................................     4,110
     100    Toro Co. .........................................     4,333
     216    Varian Semiconductor Equipment Associates, Inc.
              (D)(G)..........................................     7,891
                                                                --------
                                                                  60,520
                                                                --------
            CONSUMER CYCLICAL -- 9.3%
     208    American Axle & Manufacturing Holdings, Inc. .....     3,904
     221    Arris Group, Inc. (D).............................     2,955
      87    BorgWarner, Inc. .................................     4,980
     370    Foot Locker, Inc. ................................     8,590
      79    Newell Rubbermaid, Inc. ..........................     2,274
      28    Office Depot, Inc. (D)............................     1,163
     175    Ruby Tuesday, Inc. ...............................     4,856
      79    TRW Automotive Holdings Corp. (D).................     2,019
     114    United Stationers, Inc. (D).......................     5,453
      29    V.F. Corp. .......................................     2,166
     103    Walter Industries (G).............................     4,798
                                                                --------
                                                                  43,158
                                                                --------
            CONSUMER STAPLES -- 3.7%
     130    Bunge Ltd. (G)....................................     8,321
      59    Ralcorp Holdings, Inc. (D)........................     2,908
     138    Smithfield Foods, Inc. (D)........................     3,712
     150    Tyson Foods, Inc. Class A.........................     2,162
                                                                --------
                                                                  17,103
                                                                --------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            ENERGY -- 3.8%
     140    Newfield Exploration Co. (D)......................  $  5,727
     140    Noble Energy, Inc. ...............................     6,803
     192    UGI Corp. ........................................     5,096
                                                                --------
                                                                  17,626
                                                                --------
            FINANCE -- 17.7%
      55    Affiliated Managers Group, Inc. (D)(G)............     5,548
     116    AMBAC Financial Group, Inc. ......................     9,651
     370    Apollo Investment Corp. ..........................     7,969
     161    CIT Group, Inc. ..................................     8,359
      28    City National Corp. ..............................     1,857
      16    Douglas Emmett, Inc. (D)..........................       382
     215    E*Trade Financial Corp. (D).......................     5,010
      64    Everest Re Group Ltd. ............................     6,338
     344    Grupo Imsa S.A. de C.V. ..........................     1,482
     228    Huntington Bancshares, Inc. ......................     5,575
     249    KKR Financial Corp. ..............................     6,670
     150    Platinum Underwriters Holdings Ltd. ..............     4,482
     121    Reinsurance Group of America, Inc. ...............     6,828
      38    UnionBanCal Corp. ................................     2,182
     185    UnumProvident Corp. ..............................     3,649
     114    Webster Financial Corp. ..........................     5,523
                                                                --------
                                                                  81,505
                                                                --------
            HEALTH CARE -- 7.3%
     168    Barr Pharmaceuticals, Inc. (D)....................     8,782
     126    Cooper Companies, Inc. ...........................     7,256
     252    Endo Pharmaceuticals Holdings, Inc. (D)...........     7,189
     462    Impax Laboratories, Inc. (D)......................     3,231
     234    Theravance, Inc. (D)..............................     7,352
                                                                --------
                                                                  33,810
                                                                --------
            SERVICES -- 9.8%
     101    Avid Technology, Inc. (D)(G)......................     3,659
     340    BearingPoint, Inc. (D)............................     2,829
     206    Entercom Communications Corp. ....................     5,692
     219    IMS Health, Inc. .................................     6,091
     215    R.H. Donnelley Corp. (G)..........................    12,935
     181    R.R. Donnelley & Sons Co. ........................     6,129
     532    Unisys Corp. (D)..................................     3,481
     115    URS Corp. (D).....................................     4,627
                                                                --------
                                                                  45,443
                                                                --------
            TECHNOLOGY -- 13.5%
     101    Acuity Brands, Inc. ..............................     4,979
     336    Arrow Electronics, Inc. (D).......................    10,042
     509    Cinram International Income Fund..................    10,042
      75    Embarq Corp. .....................................     3,621
     335    Fairchild Semiconductor International, Inc. (D)...     5,397
     513    Flextronics International Ltd. (D)................     5,945
     140    NCR Corp. (D).....................................     5,804
     418    Powerwave Technologies, Inc. (D)(G)...............     2,721
     201    QLogic Corp. (D)..................................     4,126
      90    Syniverse Holdings, Inc. (D)......................     1,320

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD MIDCAP VALUE FUND

 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
COMMON STOCK -- (CONTINUED)
            TECHNOLOGY -- (CONTINUED)
     194    Tektronix, Inc. ..................................  $  5,892
     164    Vishay Intertechnology, Inc. (D)..................     2,217
                                                                --------
                                                                  62,106
                                                                --------
            TRANSPORTATION -- 2.3%
     116    Trinity Industries, Inc. (G)......................     4,181
     177    UAL Corp. (D).....................................     6,376
                                                                --------
                                                                  10,557
                                                                --------
            UTILITIES -- 5.4%
     208    Northeast Utilities...............................     5,212
     338    PPL Corp. ........................................    11,657
      54    SBM Offshore N.V. (A).............................     1,603
     140    Wisconsin Energy Corp. ...........................     6,409
                                                                --------
                                                                  24,881
                                                                --------
            Total common stock
              (cost $386,350).................................  $457,890
                                                                --------
PRINCIPAL
 AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 8.9%
            REPURCHASE AGREEMENTS -- 1.3%
 $ 1,192    Bank of America Securities TriParty Joint
              Repurchase Agreement,
              5.31%, 11/01/2006...............................  $  1,192
     701    Credit Suisse Securities TriParty Joint Repurchase
              Agreement,
              5.32%, 11/01/2006...............................       701
      28    Deutsche Bank Securities Joint Repurchase
              Agreement,
              5.25%, 11/01/2006...............................        28
     561    Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              5.30%, 11/01/2006...............................       561
   1,178    Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              5.32%, 11/01/2006...............................     1,178

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
            REPURCHASE AGREEMENTS -- (CONTINUED)
 $   645    Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              5.29%, 11/01/2006...............................  $    645
   1,585    UBS Securities TriParty Joint Repurchase
              Agreement,
              5.31%, 11/01/2006...............................     1,585
                                                                --------
                                                                   5,890
                                                                --------
                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 7.6%
  35,132    BNY Institutional Cash Reserve Fund...............    35,132
                                                                --------
            Total short-term investments
              (cost $41,022)..................................  $ 41,022
                                                                --------
            Total investments in securities
              (cost $427,372) (C).............................  $498,912
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 3.19% of total net assets at October 31, 2006.

  (A) The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at October 31, 2006, was $3,200, which represents 0.69% of total net assets.

  (C) At October 31, 2006, the cost of securities for federal income tax purposes was $427,621 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation........................  $ 81,469
      Unrealized depreciation........................   (10,178)
                                                       --------
      Net unrealized appreciation....................  $ 71,291
                                                       ========

  (D) Currently non-income producing.

  (G) Security is partially on loan at October 31, 2006.

  (W) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

       FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT OCTOBER 31, 2006

                                                                                                                     UNREALIZED
                                                                MARKET         CONTRACT          DELIVERY           APPRECIATION
DESCRIPTION                                 TRANSACTION         VALUE           AMOUNT             DATE            (DEPRECIATION)
-----------                                 -----------         ------         --------         ----------         --------------
Euro                                           Sell              $232            $232           11/03/2006              $--
                                                                                                                        ===

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD MONEY MARKET FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                                MATURITY     MARKET
 AMOUNT                                                         YIELD      DATE      VALUE (W)
---------                                                       -----   ----------   ---------
            CONSUMER CYCLICAL -- 1.3%
 $3,410     Wal-Mart Stores, Inc. (L).........................  5.26%   03/28/2007   $  3,409
                                                                                     --------
            CONSUMER STAPLES -- 3.0%
  3,000     Alcoa, Inc. ......................................  5.30%   11/15/2006      2,994
  2,900     Alcoa, Inc. ......................................  5.30%   11/16/2006      2,894
  2,088     KFW International Finance, Inc. ..................  5.29%   11/01/2006      2,088
                                                                                     --------
                                                                                     $  7,976
                                                                                     --------
            FINANCE -- 96.7%
  3,300     Ab Spintab........................................  5.31%   01/29/2007      3,257
  3,300     Ab Spintab........................................  5.32%   01/30/2007      3,257
  3,300     Alliance & Leicester plc..........................  5.33%   03/02/2007      3,243
  3,300     American Express Credit Corp. ....................  5.26%   12/14/2006      3,279
  3,500     American Express Credit Corp. (L).................  5.41%   12/15/2006      3,501
  3,500     American General Finance Corp. ...................  5.24%   11/07/2006      3,497
  2,800     American General Finance Corp. (L)................  5.43%   03/23/2007      2,801
  3,500     American Honda Finance Corp. .....................  5.24%   11/16/2006      3,492
  3,500     American Honda Finance Corp. (I)(L)...............  5.47%   08/08/2007      3,500
  3,500     Amsterdam Funding Group...........................  5.26%   11/01/2006      3,500
  3,300     Amsterdam Funding Group...........................  5.27%   11/17/2006      3,292
  2,680     Bank of America Corp. ............................  5.25%   11/06/2006      2,678
  3,300     Bank of America NA (L)............................  5.30%   11/20/2006      3,300
  3,300     Bank of America NA (L)............................  5.32%   05/15/2007      3,338
  3,500     Barton Capital Corp. .............................  5.26%   11/08/2006      3,496
  3,500     Barton Capital Corp. .............................  5.26%   11/09/2006      3,496
  3,000     Bear Stearns & Co., Inc. (L)......................  5.31%   10/12/2007      3,000
  2,900     Bear Stearns & Co., Inc. (L)......................  5.38%   06/29/2007      2,913
  3,000     Bradford & Bingley plc............................  5.29%   12/04/2006      2,986
  3,030     Bradford & Bingley plc............................  5.30%   12/18/2006      3,010
  3,300     Britannia Building Society........................  5.28%   11/29/2006      3,286
  3,000     Britannia Building Society........................  5.29%   11/13/2006      2,995
  3,300     Cafco LLC.........................................  5.27%   11/08/2006      3,297
  3,300     Cafco LLC.........................................  5.28%   12/06/2006      3,283
  2,500     Cafco LLC.........................................  5.29%   12/14/2006      2,484
  6,000     Caterpillar Financial Services Corp. (L)..........  5.39%   07/27/2007      6,001
  5,000     Citigroup Funding, Inc. ..........................  5.23%   11/06/2006      4,996
  2,751     Countrywide Financial Corp. ......................  5.29%   11/01/2006      2,751
  3,100     Countrywide Financial Corp. ......................  5.29%   11/10/2006      3,096
  4,700     Federal National Mortgage Association.............  5.61%   09/05/2007      4,700
  3,300     General Electric Capital Corp. ...................  5.26%   11/27/2006      3,288
  2,600     General Electric Capital Corp. (L)................  5.28%   10/24/2007      2,600
  4,505     General Electric Capital Corp. (L)................  5.45%   01/05/2007      4,506
  6,670     Goldman Sachs Group, Inc. (L).....................  5.47%   03/30/2007      6,674

PRINCIPAL                                                                MATURITY     MARKET
 AMOUNT                                                         YIELD      DATE      VALUE (W)
---------                                                       -----   ----------   ---------
            FINANCE -- (CONTINUED)
 $2,300     HBOS Treasury Services plc........................  5.28%   12/07/2006   $  2,288
  1,000     HBOS Treasury Services plc........................  5.28%   12/08/2006        995
  3,560     HBOS Treasury Services plc (I)(L).................  5.29%   10/09/2007      3,559
  3,300     HSBC Finance Corp. ...............................  5.26%   12/01/2006      3,286
  3,500     HSBC Finance Corp. (L)............................  5.31%   10/05/2007      3,500
  3,800     JP Morgan Chase & Co. (L).........................  5.29%   10/02/2007      3,800
  3,000     Merrill Lynch & Co., Inc. (L).....................  5.30%   10/24/2007      3,000
  3,100     Merrill Lynch & Co., Inc. (L).....................  5.36%   05/29/2007      3,100
  3,500     Morgan Stanley (L)................................  5.30%   11/28/2006      3,501
  3,300     Morgan Stanley (L)................................  5.43%   06/26/2007      3,301
  3,500     Morgan Stanley (L)................................  5.48%   01/19/2007      3,501
  3,300     Nationwide Building Society.......................  5.32%   01/25/2007      3,259
  3,300     Nationwide Building Society (I)...................  5.32%   01/29/2007      3,257
  2,850     Nordea North America..............................  5.26%   11/01/2006      2,850
  3,300     Nordea North America (I)(L).......................  5.30%   10/09/2007      3,300
  3,500     Northern Rock plc.................................  5.26%   11/01/2006      3,500
  3,300     Northern Rock plc.................................  5.32%   01/30/2007      3,257
  3,300     Old Line Funding (I)..............................  5.26%   11/02/2006      3,300
  3,000     Old Line Funding..................................  5.26%   11/03/2006      2,999
  2,972     Old Line Funding..................................  5.35%   11/06/2006      2,970
  3,500     Preferred Funding (I).............................  5.27%   11/14/2006      3,493
  3,300     Preferred Funding (I).............................  5.27%   11/20/2006      3,291
  2,018     Preferred Funding (I).............................  5.28%   11/22/2006      2,012
  3,300     Sheffield Receivables.............................  5.27%   11/15/2006      3,293
  4,250     Sheffield Receivables.............................  5.29%   12/14/2006      4,223
  2,970     Skandinaviska Enskilda Bank (I)(L)................  5.28%   07/19/2007      2,970
  3,400     Skandinaviska Enskilda Bank NY (I)(L).............  5.31%   10/09/2007      3,400
  3,300     SLM Corp. (I)(L)..................................  5.32%   10/12/2007      3,300
  2,760     SLM Corp. (L).....................................  5.50%   01/25/2007      2,761
  3,300     Svenska Handelsbanken Ab..........................  5.28%   11/27/2006      3,303
  7,000     Toyota Motor Credit Corp. (L).....................  5.35%   09/24/2007      7,000
  2,800     Triple A-1 Funding................................  5.27%   11/16/2006      2,794
  2,930     Triple A-1 Funding................................  5.27%   11/17/2006      2,923
  3,300     UBS Finance LLC...................................  5.26%   11/03/2006      3,299
  3,300     UBS Finance LLC...................................  5.27%   12/04/2006      3,284
  3,320     Washington Mutual Bank (L)........................  5.35%   08/27/2007      3,320
  3,215     Washington Mutual Bank (L)........................  5.44%   02/28/2007      3,216
  3,000     Wells Fargo & Co. (L).............................  5.45%   03/23/2007      3,001
  3,300     Westpac Banking Corp. ............................  5.28%   12/12/2006      3,280
  3,400     Westpac Banking Corp. (I)(L)......................  5.29%   07/16/2007      3,400
  3,500     Yorktown Capital..................................  5.27%   11/08/2006      3,495
  3,300     Yorktown Capital..................................  5.28%   11/29/2006      3,285
  1,837     Yorktown Capital..................................  5.29%   12/05/2006      1,826
                                                                                     --------
                                                                                      257,485
                                                                                     --------
            Total investments in securities
              (cost $268,870) (C).............................                       $268,870
                                                                                     ========

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD MONEY MARKET FUND

 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 6.25% of total net assets at October 31, 2006.

  (C) Also represents cost for federal tax purposes.

  (I) Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at October 31, 2006, was $38,782, which represents 14.57% of total net assets.

  (L) Variable rate securities; the yield reported is the rate in effect at October 31, 2006.

  (W) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD RETIREMENT INCOME FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
AFFILIATED INVESTMENT COMPANIES -- 97.0%
EQUITY FUNDS -- 27.4%
     2      Hartford Capital Appreciation Fund, Class Y.......     $ 64
     4      Hartford Disciplined Equity Fund, Class Y.........       50
     1      Hartford Equity Income Fund, Class Y..............       20
     1      Hartford Global Leaders Fund, Class Y.............       19
    --      Hartford International Capital Appreciation Fund,
              Class Y.........................................        5
     1      Hartford International Opportunities Fund, Class
              Y...............................................       15
    --      Hartford International Small Company Fund, Class
              Y...............................................        7
     1      Hartford MidCap Value Fund, Class Y...............        8
    --      Hartford Select MidCap Growth Fund, Class Y.......        3
     2      Hartford Select Midcap Value Fund, Class Y........       24
     1      Hartford Small Company Fund, Class Y (D)..........       12
     1      Hartford Value Fund, Class Y......................       11
                                                                   ----
            Total equity funds
              (cost $224).....................................     $238
                                                                   ----
FIXED INCOME FUNDS -- 68.2%
     5      Hartford Floating Rate Fund, Class Y..............       55
     4      Hartford High Yield Fund, Class Y.................       35
    --      Hartford Income Fund, Class Y.....................        3
    11      Hartford Inflation Plus Fund, Class Y.............      119
    22      Hartford Short Duration Fund, Class Y.............      216
    15      Hartford Total Return Bond Fund, Class Y..........      164
                                                                   ----
            Total fixed income funds
              (cost $591).....................................     $592
                                                                   ----

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
MONEY MARKET FUND -- 1.4%
    12      Hartford Money Market Fund, Class Y...............     $ 12
                                                                   ----
            Total money market fund
              (cost $12)......................................     $ 12
                                                                   ----
            Total investments in affiliated investment
              companies
              (cost $827) (C).................................     $842
                                                                   ====

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

  (C) At October 31, 2006, the cost of securities for federal income tax purposes was $828 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation.............................  $14
      Unrealized depreciation.............................   --
                                                            ---
      Net unrealized appreciation.........................  $14
                                                            ===

  (D) Currently non-income producing.

  (W) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD SELECT MIDCAP GROWTH FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
 COMMON STOCK -- 92.8%
            BASIC MATERIALS -- 4.4%
      5     Airgas, Inc. .....................................   $   200
      2     Carpenter Technology Corp. .......................       241
      5     Church & Dwight Co., Inc. ........................       203
      7     Florida Rock Industries, Inc. ....................       320
      8     Fortune Brands, Inc. .............................       623
     11     Precision Castparts Corp. ........................       776
      6     USG Corp. (D).....................................       287
                                                                 -------
                                                                   2,650
                                                                 -------
            CAPITAL GOODS -- 8.5%
      5     Alliant Techsystems, Inc. (D).....................       366
      8     American Standard Cos., Inc. .....................       370
      4     Black & Decker Corp. .............................       308
     10     Cameron International Corp. (D)...................       513
     13     Dresser-Rand Group, Inc. (D)......................       275
     11     Grant Prideco, Inc. (D)...........................       434
      4     International Game Technology.....................       167
      4     Lam Research Corp. (D)............................       192
      2     National Oilwell Varco, Inc. (D)..................       113
     12     Rockwell Automation, Inc. ........................       727
      9     Scientific Games Corp. Class A (D)................       262
     11     Smith International, Inc. ........................       441
      6     Terex Corp. (D)...................................       335
     10     Tessera Technologies, Inc. (D)....................       363
      7     Varian Semiconductor Equipment Associates, Inc.
              (D).............................................       244
                                                                 -------
                                                                   5,110
                                                                 -------
            CONSUMER CYCLICAL -- 9.9%
      4     Abercrombie & Fitch Co. Class A...................       293
      9     Advance Auto Parts, Inc. .........................       327
     20     Avnet, Inc. (D)...................................       481
     11     Burger King Holdings, Inc. (D)....................       180
      8     Carter's, Inc. (D)................................       226
     16     Chico's FAS, Inc. (D).............................       388
     11     Coach, Inc. (D)...................................       448
      3     Coldwater Creek, Inc. (D).........................        99
      5     Fastenal Co. .....................................       219
      4     MSC Industrial Direct Co., Inc. ..................       175
     11     Newell Rubbermaid, Inc. ..........................       302
      5     Oshkosh Truck Corp. ..............................       235
      5     PetSmart, Inc. ...................................       158
      4     Polo Ralph Lauren Corp. ..........................       274
      3     Tiffany & Co. ....................................        91
      6     Tim Hortons, Inc. (D).............................       174
      9     TJX Cos., Inc. ...................................       255
      6     Tractor Supply Co. (D)............................       282
     19     Urban Outfitters, Inc. (D)........................       337
      7     W.W. Grainger, Inc. ..............................       486
     14     Williams-Sonoma, Inc. ............................       487
                                                                 -------
                                                                   5,917
                                                                 -------
            CONSUMER STAPLES -- 1.2%
      4     Bare Escentuals, Inc. ............................       115
     11     Hershey Co. ......................................       588
                                                                 -------
                                                                     703
                                                                 -------
            ENERGY -- 5.0%
      9     BJ Services Co. ..................................       280
     10     Complete Production Services, Inc. (D)............       190
      4     ENSCO International, Inc. ........................       199
      5     Forest Oil Corp. (D)..............................       174

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            ENERGY -- (CONTINUED)
     12     Newfield Exploration Co. (D)......................   $   474
     13     Patterson-UTI Energy, Inc. .......................       310
      5     Quicksilver Resources, Inc. (D)...................       162
     14     Range Resources Corp. ............................       393
      8     Superior Energy Services, Inc. (D)................       241
     10     Weatherford International Ltd. (D)................       399
      4     XTO Energy, Inc. .................................       194
                                                                 -------
                                                                   3,016
                                                                 -------
            FINANCE -- 10.0%
      7     Affiliated Managers Group, Inc. (D)...............       692
      4     Arch Capital Group Ltd. (D).......................       254
     12     Aspen Insurance Holdings Ltd. ....................       302
      6     CapitalSource, Inc. (D)...........................       161
      8     CB Richard Ellis Group, Inc. Class A (D)..........       252
      3     Commerce Bancorp, Inc. ...........................       118
      8     Comverse Technology, Inc. (D).....................       169
      4     Douglas Emmett, Inc. (D)..........................        91
     30     E*Trade Financial Corp. (D).......................       690
     19     Global Cash Access, Inc. (D)......................       305
     11     Host Hotels & Resorts, Inc. ......................       248
      2     IntercontinentalExchange, Inc. (D)................       179
      4     Legg Mason, Inc. .................................       319
      1     MasterCard, Inc. .................................        94
     17     Montpelier Re Holdings Ltd. ......................       305
      2     Morningstar, Inc. ................................        92
      6     Nasdaq Stock Market, Inc. (D).....................       220
      5     Northern Trust Corp. .............................       311
      6     TCF Financial Corp. ..............................       153
     11     W.R. Berkley Corp. ...............................       405
     17     Willis Group Holdings Ltd. .......................       634
                                                                 -------
                                                                   5,994
                                                                 -------
            HEALTH CARE -- 12.1%
      3     Allergan, Inc. ...................................       304
      6     Barr Pharmaceuticals, Inc. (D)....................       333
      3     Brookdale Senior Living, Inc. ....................       143
      5     C.R. Bard, Inc. ..................................       390
     10     Celgene Corp. (D).................................       555
      6     Cephalon, Inc. (D)................................       398
     10     Charles River Laboratories International, Inc.
              (D).............................................       447
      6     Cooper Companies, Inc. ...........................       334
      8     Covance, Inc. (D).................................       465
      8     Endo Pharmaceuticals Holdings, Inc. (D)...........       230
      6     Gen-Probe, Inc. (D)...............................       304
      8     Henry Schein, Inc. (D)............................       395
      6     Kinetic Concepts, Inc. (D)........................       215
      5     Kos Pharmaceuticals, Inc. (D).....................       265
     30     MedImmune, Inc. (D)...............................       949
      3     OSI Pharmaceuticals, Inc. (D).....................       100
      9     Respironics, Inc. (D).............................       313
     23     St. Jude Medical, Inc. (D)........................       785
      4     Zimmer Holdings, Inc. (D).........................       316
                                                                 -------
                                                                   7,241
                                                                 -------
            SERVICES -- 14.7%
      7     Alliance Data Systems Corp. (D)...................       446
     13     Allied Waste Industries, Inc. (D).................       152
      4     aQuantive, Inc. (D)...............................       119
     15     Autodesk, Inc. (D)................................       546
      7     Brookfield Asset Management, Inc. ................       316
      6     Cablevision Systems Corp. ........................       153
      4     Cerner Corp. (D)..................................       210

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
COMMON STOCK -- (CONTINUED)
            SERVICES -- (CONTINUED)
     11     CheckFree Corp. (D)...............................   $   439
      5     Cintas Corp. .....................................       212
     12     Cogent, Inc. (D)..................................       143
      9     Cognizant Technology Solutions Corp. (D)..........       659
      4     Corporate Executive Board Co. ....................       370
     31     Entravision Communications Corp. Class A (D)......       227
      5     Express Scripts, Inc. (D).........................       299
      7     Factset Research Systems, Inc. ...................       354
      7     Gaylord Entertainment Co. (D).....................       342
      5     Getty Images, Inc. (D)............................       218
      1     Harrah's Entertainment, Inc. .....................        91
      4     Harsco Corp. .....................................       286
     16     Hilton Hotels Corp. ..............................       451
     12     IMS Health, Inc. .................................       346
      6     Iron Mountain, Inc. (D)...........................       250
      8     Lamar Advertising Co. (D).........................       456
      8     Liberty Global, Inc. (D)..........................       210
     14     Paychex, Inc. ....................................       543
      5     Penn National Gaming, Inc. (D)....................       180
      4     Robert Half International, Inc. ..................       160
      4     VCA Antech, Inc. (D)..............................       130
      7     Weight Watchers International, Inc. ..............       298
     18     XM Satellite Radio Holdings, Inc. Class A (D).....       205
                                                                 -------
                                                                   8,811
                                                                 -------
            TECHNOLOGY -- 23.4%
     29     Activision, Inc. (D)..............................       446
      4     Advanced Micro Devices, Inc. (D)..................        95
     10     Akamai Technologies, Inc. (D).....................       462
     14     American Tower Corp. Class A (D)..................       509
      6     AMETEK, Inc. .....................................       292
     13     Amphenol Corp. Class A............................       882
     14     Analog Devices, Inc. .............................       437
     30     Andrew Corp. (D)..................................       282
      3     Broadcom Corp. Class A (D)........................        98
     15     Ceridian Corp. (D)................................       361
      6     Citrix Systems, Inc. (D)..........................       184
     27     CNET Networks, Inc. (D)...........................       245
     11     Crown Castle International Corp. (D)..............       354
     10     DaVita, Inc. (D)..................................       582
      3     Dun & Bradstreet Corp. (D)........................       209
      1     Electronic Arts, Inc. (D).........................        76
      8     Fidelity National Information Services, Inc. .....       333
      6     Fiserv, Inc. (D)..................................       314
      3     Fisher Scientific International, Inc. (D).........       229
     15     FormFactor, Inc. (D)..............................       568
      2     Garmin Ltd. ......................................       108
      8     Harman International Industries, Inc. ............       815
     13     IAC/Interactive Corp. (D).........................       389
     27     Jabil Circuit, Inc. ..............................       771
      4     L-3 Communications Holdings, Inc. ................       302
     14     Linear Technology Corp. ..........................       434
      9     Marvell Technology Group Ltd. (D).................       168
      4     MEMC Electronic Materials, Inc. (D)...............       150
      9     Microchip Technology, Inc. .......................       306
      7     National Semiconductor Corp. .....................       164

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            TECHNOLOGY -- (CONTINUED)
     25     NAVTEQ Corp. (D)..................................   $   823
      5     Network Appliance, Inc. (D).......................       197
     20     Neustar, Inc. (D).................................       579
      5     NII Holdings, Inc. Class B (D)....................       341
     19     Palm, Inc. (D)....................................       286
      3     Research In Motion Ltd. (D).......................       378
      6     Roper Industries, Inc. ...........................       289
      3     SanDisk Corp. (D).................................       166
     10     Satyam Computer Services Ltd. (D).................       214
     14     Western Digital Corp. (D).........................       258
                                                                 -------
                                                                  14,096
                                                                 -------
            TRANSPORTATION -- 2.8%
      5     American Commercial Lines, Inc. (D)...............       297
     21     Gentex Corp. .....................................       332
      8     McDermott International, Inc. (D).................       378
      8     Royal Caribbean Cruises Ltd. .....................       330
      9     Southwest Airlines Co. ...........................       130
      7     UTI Worldwide, Inc. ..............................       186
                                                                 -------
                                                                   1,653
                                                                 -------
            UTILITIES -- 0.8%
      9     Kinder Morgan Management LLC......................       393
      4     Suntech Power Holdings Co. Ltd. ADR (D)...........        98
                                                                 -------
                                                                     491
                                                                 -------
            Total common stock
              (cost $54,340)..................................   $55,682
                                                                 -------
PRINCIPAL
AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 3.2%
            FINANCE -- 3.2%
 $1,943     State Street Bank Money Market Fund...............   $ 1,943
                                                                 -------
            Total short-term investments
              (cost $1,943)...................................   $ 1,943
                                                                 -------
            Total investments in securities
              (cost $56,283) (C)..............................   $57,625
                                                                 =======

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 3.07% of total net assets at October 31, 2006.

  (C) At October 31, 2006, the cost of securities for federal income tax purposes was $56,470 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation.........................  $ 3,797
      Unrealized depreciation.........................   (2,642)
                                                        -------
      Net unrealized appreciation.....................  $ 1,155
                                                        =======

  (D) Currently non-income producing.

  (W) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD SELECT MIDCAP VALUE FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
 COMMON STOCK -- 94.5%
            BASIC MATERIALS -- 6.0%
      1     Albemarle Corp. ..................................   $    72
     16     Ball Corp. .......................................       649
      6     Carlisle Cos., Inc. ..............................       469
     10     Crane Co. ........................................       403
      5     Fortune Brands, Inc. .............................       369
     14     Lubrizol Corp. ...................................       617
      6     Precision Castparts Corp. ........................       388
      8     Rohm & Haas Co. ..................................       394
     14     Syngenta AG ADR...................................       464
      8     USG Corp. (D).....................................       396
     20     Valspar Corp. ....................................       531
                                                                 -------
                                                                   4,752
                                                                 -------
            CAPITAL GOODS -- 4.0%
     13     American Standard Cos., Inc. .....................       562
     18     Goodrich Corp. ...................................       789
     10     Hasbro, Inc. .....................................       264
     10     Ingersoll-Rand Co. Class A........................       360
     23     Marvel Entertainment, Inc. (D)....................       581
      7     Textron, Inc. ....................................       655
                                                                 -------
                                                                   3,211
                                                                 -------
            CONSUMER CYCLICAL -- 13.2%
      5     AutoZone, Inc. (D)................................       560
     59     Avnet, Inc. (D)...................................     1,404
      9     Chico's FAS, Inc. (D).............................       206
     23     Claire's Stores, Inc. ............................       655
     22     Dollar Tree Stores, Inc. (D)......................       687
     22     Foot Locker, Inc. ................................       510
     12     Furniture Brands International, Inc. .............       218
     15     Genuine Parts Co. ................................       660
     33     Ingram Micro, Inc. (D)............................       674
     16     Kohl's Corp. (D)..................................     1,130
     58     Leggett & Platt, Inc. ............................     1,346
     15     Liz Claiborne, Inc. ..............................       616
      7     Mohawk Industries, Inc. (D).......................       480
     --     Oshkosh Truck Corp. ..............................         5
      9     Sysco Corp. ......................................       297
      8     Yum! Brands, Inc. ................................       446
     20     Zale Corp. (D)....................................       580
                                                                 -------
                                                                  10,474
                                                                 -------
            CONSUMER STAPLES -- 1.4%
      5     McCormick & Co., Inc. ............................       180
     21     Pilgrim's Pride Corp. ............................       527
     28     Tyson Foods, Inc. Class A.........................       410
                                                                 -------
                                                                   1,117
                                                                 -------
            ENERGY -- 7.4%
      5     AGL Resources, Inc. ..............................       180
      8     Apache Corp. .....................................       509
     14     Cimarex Energy Co. ...............................       515
      9     ENSCO International, Inc. ........................       455
     25     Forest Oil Corp. (D)..............................       816
     14     Mariner Energy, Inc. (D)..........................       279

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            ENERGY -- (CONTINUED)
     12     Nabors Industries Ltd. (D)........................   $   383
     12     Noble Energy, Inc. ...............................       598
      9     ONEOK, Inc. ......................................       391
     17     Pioneer Natural Resources Co. ....................       709
      9     Pogo Producing Co. ...............................       385
     19     Williams Cos., Inc. ..............................       462
      5     XTO Energy, Inc. .................................       229
                                                                 -------
                                                                   5,911
                                                                 -------
            FINANCE -- 24.6%
      3     Alleghany Corp. (D)...............................       896
      7     Allied World Assurance Holdings Ltd. (D)..........       284
      8     Ameriprise Financial, Inc. .......................       412
     23     AMVESCAP plc ADR..................................       535
     59     Annaly Capital Management, Inc. ..................       775
     28     AON Corp. ........................................       960
      2     Arch Capital Group Ltd. (D).......................       154
     16     Arthur J. Gallagher & Co. ........................       434
     23     Comverse Technology, Inc. (D).....................       509
     18     E*Trade Financial Corp. (D).......................       421
     20     Endurance Specialty Holdings Ltd. ................       720
     30     Fidelity National Financial, Inc. ................       673
     48     Fidelity National Title Group, Inc. ..............     1,062
     11     Hudson City Bancorp, Inc. ........................       154
     14     Keycorp...........................................       507
     20     Leucadia National Corp. ..........................       535
     13     Marshall & Ilsley Corp. ..........................       604
     23     MBIA, Inc. .......................................     1,454
     13     Mellon Financial Corp. ...........................       485
     18     Mercury General Corp. ............................       945
      7     Nuveen Investments, Inc. Class A..................       365
      3     People's Bank.....................................       130
      7     PNC Financial Services Group, Inc. ...............       504
     18     Popular, Inc. ....................................       327
      8     Protective Life Corp. ............................       350
      8     Rent-A-Center, Inc. (D)...........................       242
      9     Ryder System, Inc. ...............................       490
     21     StanCorp Financial Group, Inc. ...................       941
      6     State Street Corp. ...............................       385
      5     The Student Loan Corp. ...........................     1,103
     36     Waddell and Reed Financial, Inc. Class A..........       921
     25     Washington Federal, Inc. .........................       571
      1     White Mountains Insurance Group Ltd. .............       687
                                                                 -------
                                                                  19,535
                                                                 -------
            HEALTH CARE -- 5.1%
      8     Boston Scientific Corp. (D).......................       130
      7     C.R. Bard, Inc. ..................................       607
     22     King Pharmaceuticals, Inc. (D)....................       365
      5     Novo Nordisk A/S ADR..............................       384
      7     Omnicare, Inc. ...................................       254
     13     Par Pharmaceutical Cos., Inc. (D).................       254
      8     Quest Diagnostics, Inc. ..........................       383
     23     Serono S.A. ADR...................................       495
     14     STERIS Corp. .....................................       346

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
COMMON STOCK -- (CONTINUED)
            HEALTH CARE -- (CONTINUED)
     12     Watson Pharmaceuticals, Inc. (D)..................   $   330
      7     Zimmer Holdings, Inc. (D).........................       522
                                                                 -------
                                                                   4,070
                                                                 -------
            SERVICES -- 13.3%
      6     Apollo Group, Inc. Class A (D)....................       233
    103     BISYS Group, Inc. (D).............................     1,138
      9     Brookfield Asset Management, Inc. ................       401
     24     Clear Channel Communications, Inc. ...............       829
     19     Computer Sciences Corp. (D).......................       996
     10     Convergys Corp. (D)...............................       216
     48     Discovery Holding Co. (D).........................       711
     10     Gannett Co., Inc. ................................       588
     12     H & R Block, Inc. ................................       260
     23     Hewitt Associates, Inc. (D).......................       571
     15     Hilton Hotels Corp. ..............................       419
     11     International Speedway Corp. Class A..............       579
     75     Interpublic Group of Cos., Inc. (D)...............       815
     14     Manpower, Inc. ...................................       956
      9     MoneyGram International, Inc. ....................       301
     14     R.H. Donnelley Corp. .............................       846
     24     Synopsys, Inc. (D)................................       540
      8     Universal Technical Institute, Inc. (D)...........       150
                                                                 -------
                                                                  10,549
                                                                 -------
            TECHNOLOGY -- 12.7%
     15     Activision, Inc. (D)..............................       224
      4     Affiliated Computer Services, Inc. Class A (D)....       230
      5     Amphenol Corp. Class A............................       367
     13     Analog Devices, Inc. .............................       417
      2     Beckman Coulter, Inc. ............................       132
     24     BMC Software, Inc. (D)............................       732
     52     CA, Inc. .........................................     1,275
     20     CSG Systems International, Inc. (D)...............       544
      6     Dover Corp. ......................................       299
      7     Dun & Bradstreet Corp. (D)........................       556
     51     First Data Corp. .................................     1,237
     12     Lexmark International, Inc. ADR (D)...............       792
     41     LSI Logic Corp. (D)...............................       409
      9     Millipore Corp. (D)...............................       581
     17     NCR Corp. (D).....................................       689
     22     PerkinElmer, Inc. ................................       468
     19     Polycom, Inc. (D).................................       516
     22     Progress Software Corp. (D).......................       620
                                                                 -------
                                                                  10,088
                                                                 -------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            TRANSPORTATION -- 1.9%
     13     Con-way, Inc. ....................................   $   594
     11     Teekay Shipping Corp. ............................       448
     12     YRC Worldwide, Inc. (D)...........................       477
                                                                 -------
                                                                   1,519
                                                                 -------
            UTILITIES -- 4.9%
     33     CMS Energy Corp. (D)..............................       497
      4     Constellation Energy Group, Inc. .................       262
      9     Equitable Resources, Inc. ........................       353
     --     FirstEnergy Corp. ................................        18
     10     FPL Group, Inc. ..................................       495
      5     Northeast Utilities...............................       135
     12     PG&E Corp. .......................................       505
     18     PPL Corp. ........................................       611
     13     Questar Corp. ....................................     1,042
                                                                 -------
                                                                   3,918
                                                                 -------
            Total common stock
              (cost $69,065)..................................   $75,144
                                                                 -------
SHORT-TERM INVESTMENTS -- 4.4%
            FINANCE -- 4.4%
  3,500     State Street Bank Money Market Fund...............   $ 3,500
                                                                 -------
            Total short-term investments
              (cost $3,500)...................................   $ 3,500
                                                                 -------
            Total investments in securities
              (cost $72,565) (C)..............................   $78,644
                                                                 =======

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 2.93% of total net assets at October 31, 2006.

  (C) At October 31, 2006, the cost of securities for federal income tax purposes was $72,740 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation..........................  $6,511
      Unrealized depreciation..........................    (607)
                                                         ------
      Net unrealized appreciation......................  $5,904
                                                         ======

  (D) Currently non-income producing.

  (W) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD SELECT SMALLCAP GROWTH FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
  COMMON STOCK -- 94.3%
            BASIC MATERIALS -- 5.6%
     1      Airgas, Inc. .....................................   $    30
     2      Alpha Natural Resources, Inc. (D).................        37
     2      Century Aluminum Co. (D)..........................        82
     3      Ceradyne, Inc. (D)................................       124
     9      Coeur d'Alene Mines Corp. (D).....................        43
     2      Dynamic Materials Corp. ..........................        58
     2      Kaydon Corp. .....................................        71
     2      Ladish Co., Inc. (D)..............................        62
     2      Meridian Gold, Inc. (D)...........................        56
     1      Mobile Mini, Inc. (D).............................        45
     2      RBS Bearings, Inc. (D)............................        49
     1      Royal Gold, Inc. .................................        29
     3      Williams Scotsman International, Inc. (D).........        59
                                                                 -------
                                                                     745
                                                                 -------
            CAPITAL GOODS -- 7.4%
     4      Brooks Automation, Inc. (D).......................        51
     1      Bucyrus International, Inc. ......................        52
    --      Charles & Colvard Ltd. ...........................         2
     3      Daktronics, Inc. .................................        69
     2      Dril-Quip, Inc. (D)...............................        95
     2      Goodman Global, Inc. (D)..........................        24
     2      Graco, Inc. ......................................        86
     2      IDEX Corp. .......................................        98
     3      K & F Industries Holdings, Inc. (D)...............        66
     1      Lufkin Industries, Inc. ..........................        78
     1      Moog, Inc. Class A (D)............................        45
     1      SauerDanfoss, Inc. ...............................        37
     2      Shuffle Master, Inc. (D)..........................        56
     3      Tessera Technologies, Inc. (D)....................        87
     5      TurboChef Technologies, Inc. (D)..................        64
     1      Universal Compression Holdings, Inc. (D)..........        66
                                                                 -------
                                                                     976
                                                                 -------
            CONSUMER CYCLICAL -- 11.9%
     4      Central Euro Distribution Corp. (D)...............        98
     2      Citi Trends, Inc. (D).............................        75
     2      Desarrolladora Homex (D)..........................        88
     5      GMarket, Inc. ADR (D).............................        86
     5      GSI Commerce, Inc. (D)............................        83
     4      Iconix Brand Group, Inc. .........................        76
     6      Insight Enterprises, Inc. (D).....................       131
     3      Interline Brands, Inc. (D)........................        72
     3      Knoll, Inc. ......................................        51
     4      Performance Food Group Co. (D)....................       105
     2      Pool Corp. .......................................        98
     3      PSS World Medical, Inc. (D).......................        64
     4      Quicksilver, Inc. (D).............................        49
     2      RARE Hospitality International, Inc. (D)..........        54
     1      School Specialty, Inc. (D)........................        35
     5      Sierra Wireless, Inc. (D).........................        61
     2      Sigma Designs, Inc. (D)...........................        38
     1      Steven Madden Ltd. ...............................        45
     1      Texas Roadhouse, Inc. (D).........................        12
     2      United Natural Foods, Inc. (D)....................        77

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            CONSUMER CYCLICAL -- (CONTINUED)
     1      Urban Outfitters, Inc. (D)........................   $    21
     2      Volcom, Inc. (D)..................................        75
     2      Zumiez, Inc. (D)..................................        79
                                                                 -------
                                                                   1,573
                                                                 -------
            ENERGY -- 6.9%
     1      AGL Resources, Inc. ..............................        49
     2      ATP Oil & Gas Corp. (D)...........................       103
     4      Bronco Drilling Co., Inc. (D).....................        68
     6      Carrizo Oil & Gas, Inc. (D).......................       157
     4      Denbury Resources, Inc. (D).......................       101
     2      Hercules Offshore, Inc. (D).......................        78
     1      Holly Corp. ......................................        43
     2      Parallel Petroleum Corp. .........................        48
     7      Petrohawk Energy Corp. (D)........................        76
     4      Pioneer Drilling Co. (D)..........................        53
     2      Pride International, Inc. (D).....................        66
     2      Superior Well Services, Inc. (D)..................        41
     2      Willbros Group, Inc. (D)..........................        32
                                                                 -------
                                                                     915
                                                                 -------
            FINANCE -- 7.9%
     6      Annaly Capital Management Inc. ...................        75
     2      Aspen Insurance Holdings Ltd. ....................        52
     1      Bank of the Ozarks, Inc. .........................        41
     1      Boston Private Financial Holdings, Inc. ..........        36
     3      CBRE Realty Finance, Inc. (D).....................        41
     4      Centene Corp. (D).................................        92
     6      Eaton Vance Corp. ................................       180
     2      Gladstone Capital Corp. ..........................        40
     2      Gladstone Commercial Corp. .......................        53
     3      HealthExtras, Inc. (D)............................        71
     4      JER Investors Trust, Inc. ........................        63
    --      Jones Lang LaSalle, Inc. .........................        28
     2      Montpelier Re Holdings Ltd. ......................        37
     2      Republic Companies Group, Inc. ...................        34
     1      StanCorp Financial Group, Inc. ...................        37
     3      Sunstone Hotel Investors, Inc. ...................        77
     6      UCBH Holdings, Inc. ..............................        94
                                                                 -------
                                                                   1,051
                                                                 -------
            HEALTH CARE -- 10.3%
     2      Abaxis, Inc. (D)..................................        38
     3      Adams Respiratory Therapeutics, Inc. (D)..........       121
     1      Affymetrix, Inc. (D)..............................        31
     3      ArthroCare Corp. (D)..............................       101
     3      Aspreva Pharmaceuticals Corp. (D).................        60
     2      Bright Horizons Family Solutions, Inc. (D)........        77
     2      Foxhollow Technologies, Inc. (D)..................        53
     1      Healthways, Inc. (D)..............................        55
     3      I-Flow Corp. (D)..................................        42
     1      Integra LifeSciences Holdings Corp. (D)...........        52
    --      Kos Pharmaceuticals, Inc. (D).....................        20
     3      Kyphon, Inc. (D)..................................       115
     1      Lifecell Corp. (D)................................        28
     2      Medicis Pharmaceutical Corp. Class A..............        63
     4      NightHawk Radiology Holdings, Inc. ...............        74

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
COMMON STOCK -- (CONTINUED)
            HEALTH CARE -- (CONTINUED)
     2      Noven Pharmaceuticals, Inc. (D)...................   $    38
     2      NuVasive, Inc. (D)................................        52
     3      PharmaNet Development Group, Inc. (D).............        52
     5      Salix Pharmaceuticals Ltd. (D)....................        64
     3      Sciele Pharma, Inc. (D)...........................        70
     2      Sierra Health Services, Inc. (D)..................        65
     4      Symmetry Medical, Inc. (D)........................        58
     1      Vital Signs, Inc. ................................        38
                                                                 -------
                                                                   1,367
                                                                 -------
            SERVICES -- 18.6%
     3      Acme Packet, Inc. ................................        57
     1      Alliance Data Systems Corp. (D)...................        36
     2      Allis-Chalmers Energy, Inc. (D)...................        35
     4      Allscripts Healthcare Solutions, Inc. (D).........        91
     2      American Ecology Corp. ...........................        31
     6      aQuantive, Inc. (D)...............................       166
     3      Atheros Communications, Inc. (D)..................        74
     1      Avid Technology, Inc. (D).........................        29
     2      Broadwing Corp. (D)...............................        33
     2      Carmike Cinemas, Inc. ............................        34
     1      Cerner Corp. (D)..................................        34
     1      CRA International, Inc. (D).......................        71
     2      DeVry, Inc. (D)...................................        37
     1      Digital River, Inc. (D)...........................        75
     5      Digitas, Inc. (D).................................        51
     1      Entercom Communications Corp. ....................        14
     5      Entravision Communications Corp. Class A (D)......        40
     5      Epicor Software Corp. (D).........................        72
     4      Essex Corp. (D)...................................        75
     3      Focus Media Holding Ltd. ADR (D)..................       175
     2      FTI Consulting, Inc. (D)..........................        65
     2      Gevity HR, Inc. ..................................        34
     7      Healthspring, Inc. (D)............................       149
     3      inVentiv Health Inc. (D)..........................        83
     3      Ixia (D)..........................................        31
     6      LECG Corp. (D)....................................       112
     3      Mentor Graphics Corp. (D).........................        42
     1      Open Solutions, Inc. (D)..........................        37
     2      Optimal Group, Inc. (D)...........................        21
     2      Providence Service Corp. (D)......................        60
     4      Quest Software, Inc. (D)..........................        60
     4      Regal Entertainment Group.........................        88
     2      Resources Connection, Inc. (D)....................        67
     1      Stericycle, Inc. (D)..............................        78
     3      Sunopta, Inc. (D).................................        28
     3      Time Warner Telecom, Inc. Class A (D).............        52
     2      Veritas DGC, Inc. (D).............................       151
     2      Wright Express Corp. (D)..........................        55
                                                                 -------
                                                                   2,443
                                                                 -------
            TECHNOLOGY -- 22.1%
     1      Actuant Corp. Class A.............................        41
     3      ADTRAN, Inc. .....................................        69
     6      Applied Micro Circuits Corp. (D)..................        19

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            TECHNOLOGY -- (CONTINUED)
    --      Aspect Medical Systems, Inc. (D)..................   $     5
     1      ATMI, Inc. (D)....................................        35
     2      Avocent Corp. (D).................................        77
     1      Benchmark Electronics, Inc. (D)...................        38
     2      Blackbaud, Inc. ..................................        38
     2      Commvault Systems, Inc. ..........................        36
     5      Concur Technologies, Inc. (D).....................        77
     3      Consolidated Communications Holdings, Inc. .......        48
     1      Ctrip.Com International Ltd. .....................        44
     4      DealerTrack Holdings, Inc. (D)....................        92
     2      DivX, Inc. .......................................        48
    13      Dobson Communications Corp. (D)...................        99
     1      Equinix, Inc. (D).................................        96
     2      Exlservice Holdings, Inc. (D).....................        44
     3      FairPoint Communications, Inc. ...................        54
     4      FalconStor Software, Inc. (D).....................        35
     2      Gatehouse Media, Inc. ............................        49
    --      Global Payments, Inc. ............................        13
     2      Home Diagnostics, Inc. ...........................        22
     1      Hyperion Solutions Corp. (D)......................        45
     4      Integrated Device Technology, Inc. (D)............        59
     1      Interactive Intelligence, Inc. (D)................        25
     1      Intersil Corp. ...................................        30
     3      Iowa Telecommunications Services, Inc. ...........        60
     2      Jupitermedia Corp. (D)............................        16
     2      Kenexa Corp. (D)..................................        74
     4      Lionbridge Technologies (D).......................        29
     3      Natus Medical, Inc. (D)...........................        55
     5      Online Resources Corp. (D)........................        51
     5      Oplink Communications, Inc. (D)...................        89
     1      Optium Corp. (D)..................................        18
     1      Palomar Medical Technologies, Inc. (D)............        28
     3      PC-Tel, Inc. (D)..................................        34
     1      PLX Technology, Inc. (D)..........................        15
     1      Polycom, Inc. (D).................................        27
     2      Rackable Systems, Inc. (D)........................        68
     7      Redback Networks, Inc. (D)........................       103
     3      RightNow Technologies, Inc. (D)...................        55
     2      SAVVIS, Inc. (D)..................................        47
     4      SBA Communications Corp. (D)......................       115
     3      Spectranetics Corp. (D)...........................        40
     2      Supertex, Inc. (D)................................        80
     2      Syneron Medical Ltd. (D)..........................        64
     4      TradeStation Group, Inc. (D)......................        69
     2      Travelzoo, Inc. ..................................        52
     7      Trident Microsystems, Inc. (D)....................       148
     5      Valueclick, Inc. (D)..............................        98
     1      Varian, Inc. (D)..................................        47
     7      Vasco Data Security International (D).............        81
     2      Vital Images, Inc. (D)............................        50
     3      Zoltek Companies, Inc. ...........................        73
                                                                 -------
                                                                   2,924
                                                                 -------
            TRANSPORTATION -- 2.3%
     1      American Commercial Lines, Inc. (D)...............        51
     9      Heartland Express, Inc. ..........................       151

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD SELECT SMALLCAP GROWTH FUND

 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
COMMON STOCK -- (CONTINUED)
            TRANSPORTATION -- (CONTINUED)
     3      Horizon Lines, Inc. Class A.......................   $    63
     1      Hornbeck Offshore Services, Inc. .................        43
                                                                 -------
                                                                     308
                                                                 -------
            UTILITIES -- 1.3%
     1      California Water Service Group....................        51
     1      Cleco Corp. ......................................        23
     1      PNM Resources, Inc. ..............................        39
     2      UniSource Energy Corp. ...........................        60
                                                                 -------
                                                                     173
                                                                 -------
            Total common stock
              (cost $11,504)..................................   $12,475
                                                                 -------
SHORT-TERM INVESTMENTS -- 4.7%
            FINANCE -- 4.7%
   628      State Street Bank Money Market Fund...............   $   628
                                                                 -------
            Total short-term investments
              (cost $628).....................................   $   628
                                                                 -------
            Total investments in securities
              (cost $12,132) (C)..............................   $13,103
                                                                 =======

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 4.62% of total net assets at October 31, 2006.

  (C)At October 31, 2006, the cost of securities for federal income tax purposes was $12,175 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation..........................  $1,238
      Unrealized depreciation..........................    (310)
                                                         ------
      Net unrealized appreciation......................  $  928
                                                         ======

  (D)Currently non-income producing.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD SELECT SMALLCAP VALUE FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
  COMMON STOCK -- 93.3%
            BASIC MATERIALS -- 8.1%
     8      Balchem Corp. ....................................   $   174
    --      Banta George......................................         9
    --      CIRCOR International, Inc. .......................         4
    --      Ferro Corp. ......................................         1
     1      Gibralter Industries, Inc. .......................        11
    --      Greif, Inc. ......................................        27
     1      H.B. Fuller Co. ..................................        33
     2      Hercules, Inc. (D)................................        34
     1      Innospec, Inc. ...................................        31
     6      Landec Corp. (D)..................................        53
     7      Matthews International Corp. Class A..............       261
     3      Neenah Paper, Inc. ...............................       103
    --      NN, Inc. .........................................         1
     1      OM Group, Inc. (D)................................        38
    --      Palm Harbor Holmes, Inc. (D)......................         1
     1      Playtex Products, Inc. (D)........................        10
     1      Rock Tenn Co. Class A.............................        29
    --      Rockwood Holdings, Inc. (D).......................         6
     4      RPM International, Inc. ..........................        82
     1      Sensient Technologies Corp. ......................        33
     1      Silgan Holdings, Inc. ............................        26
    --      Spartech Corp. ...................................        13
    --      Superior Essex, Inc. (D)..........................         9
    14      Tempur-Pedic International, Inc. (D)..............       282
     4      Tredegar Corp. ...................................        72
     2      USEC, Inc. .......................................        19
    --      Valmont Industries, Inc. .........................        12
     2      Watts Water Technologies, Inc. ...................        78
                                                                 -------
                                                                   1,452
                                                                 -------
            CAPITAL GOODS -- 6.3%
     2      Asyst Technologies, Inc. (D)......................        12
     2      Axcelis Technologies, Inc. (D)....................        13
    --      Blyth, Inc. ......................................         1
    --      Cascade Corp. ....................................         4
     8      Clarcor, Inc. ....................................       261
     6      Hexcel Corp. (D)..................................        91
    --      Imation Corp. ....................................         2
    --      Jakks Pacific, Inc. (D)...........................         5
     6      K2, Inc. (D)......................................        82
     1      Kadant, Inc. (D)..................................        22
    --      Leapfrog Enterprises, Inc. (D)....................         3
     4      Lincoln Electric Holdings, Inc. ..................       271
     1      MKS Instruments, Inc. (D).........................        29
     1      Modine Manufacturing Co. .........................        14
     1      Moog, Inc. Class A (D)............................        24
    --      Nacco Industries, Inc. Class A....................         1
    --      Nordson Corp. ....................................        21
    --      Orbital Sciences Corp. (D)........................         7
     2      RC2 Corp. (D).....................................        90
     1      Steinway Musical Instruments (D)..................        17
    --      Tennant Co. ......................................         1
     2      Terex Corp. (D)...................................       104
     1      Universal Compression Holdings, Inc. (D)..........        35

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            CAPITAL GOODS -- (CONTINUED)
    --      Woodward Governor Co. ............................   $    15
    --      Zygo Corp. (D)....................................        --
                                                                 -------
                                                                   1,125
                                                                 -------
            CONSUMER CYCLICAL -- 11.6%
     1      99 Cents Only Stores (D)..........................        12
    --      A.M. Castle & Co. ................................        11
     2      Adaptec, Inc. (D).................................         7
     4      Adesa, Inc. ......................................       101
     5      Aftermarket Technology Corp. (D)..................       102
     1      Agilysys, Inc. ...................................        13
    --      Albany International Corp. Class A................         7
     6      Alliance One International, Inc. .................        29
    --      Ariba, Inc. (D)...................................        --
     1      ArvinMeritor, Inc. ...............................        12
     2      Big Lots, Inc. (D)................................        46
     1      Blockbuster, Inc. Class A.........................         2
     1      BlueLinx Holdings, Inc. ..........................        15
     1      BorgWarner, Inc. .................................        63
     1      Brown Shoe Co., Inc. .............................        21
    --      Building Material Holding Corp. ..................         1
    --      CEC Entertainment, Inc. (D).......................         7
     1      Charming Shoppes, Inc. (D)........................        12
     6      Cherokee, Inc. ...................................       232
     1      Chiquita Brands International, Inc. ..............        15
    --      Commercial Vehicles Group, Inc. (D)...............         2
    --      CSK Auto Corp. (D)................................         8
    --      Domino's Pizza, Inc. .............................        11
     1      Dycom Industries, Inc. (D)........................        23
     1      EMCOR Group, Inc. (D).............................        40
     4      Fred's, Inc. .....................................        47
     3      Fresh Del Monte Produce, Inc. ....................        41
     1      FTD Group, Inc. ..................................        24
     1      Furniture Brands International, Inc. .............        12
    --      Genesco, Inc. (D).................................         2
     1      Granite Construction, Inc. .......................        27
     1      Group 1 Automotive, Inc. .........................        31
     7      Huttig Building Products, Inc. (D)................        36
     1      Insight Enterprises, Inc. (D).....................        17
    --      Jack in the Box, Inc. (D).........................        16
     1      Kellwood Co. .....................................        15
     1      Kimball International, Inc. ......................        28
    --      Lear Corp. .......................................        12
     2      Luby's, Inc. .....................................        18
     1      Maidenform Brands, Inc. (D).......................        27
     8      McGrath RentCorp..................................       211
    --      Meritage Homes Corp. (D)..........................         6
    --      Navistar International Corp. (D)..................         8
     1      Papa John's International, Inc. (D)...............        29
     1      Payless ShoeSource, Inc. (D)......................        35
     3      Performance Food Group Co. (D)....................        76
    --      Phillips-Van Heusen Corp. ........................        22
    --      Scansource, Inc. .................................         6
     3      School Specialty, Inc. (D)........................        98
    --      Skechers U.S.A., Inc. Class A (D).................         6
    --      Smart & Final, Inc. (D)...........................         7

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD SELECT SMALLCAP VALUE FUND

 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
COMMON STOCK -- (CONTINUED)
            CONSUMER CYCLICAL -- (CONTINUED)
    --      Stanley Furniture Co., Inc. ......................   $     3
    --      Stride Rite Corp. ................................         2
     1      Syms Corp. .......................................        10
     1      Systemax, Inc. (D)................................         8
     2      United Stationers, Inc. (D).......................        88
     2      Visteon Corp. (D).................................        11
     1      Wolverine World Wide, Inc. .......................        25
     6      World Fuel Services Corp. ........................       277
    --      Zale Corp. (D)....................................         7
                                                                 -------
                                                                   2,080
                                                                 -------
            CONSUMER STAPLES -- 2.1%
    --      Boston Beer Co., Inc. Class A (D).................        17
     3      Chattem, Inc. (D).................................       127
     2      Delta and Pine Land Co. ..........................        96
    --      Gold Kist, Inc. ..................................         6
    --      Hain Celestial Group, Inc. (D)....................         8
     3      J&J Snack Foods Corp. ............................        90
     1      M&F Worldwide Corp. (D)...........................        10
    --      Seaboard Corp. ...................................        21
    --      TreeHouse Foods, Inc. ............................         7
                                                                 -------
                                                                     382
                                                                 -------
            ENERGY -- 3.9%
     1      Bill Barrett Corp. (D)............................        18
    --      Bois d'Arc Energy, Inc. ..........................         2
    --      Callon Petroleum Corp. (D)........................         5
     3      Crosstex Energy, Inc. ............................       240
    --      Exco Resources, Inc. (D)..........................         3
    --      Giant Industries, Inc. (D)........................         2
     1      Harvest Natural Resources, Inc. (D)...............        13
    --      Houston Exploration Co. (D).......................         1
     1      Laclede Group, Inc. ..............................        18
    --      McMoRan Exploration Co. ..........................         1
     2      New Jersey Resources Corp. .......................       114
     1      Newpark Resources, Inc. (D).......................         5
    --      Nicor, Inc. ......................................         6
     1      Northwest Natural Gas Co. ........................        37
    --      Penn Virginia Corp. ..............................        20
    --      Peoples Energy Corp. .............................        12
     3      Quicksilver Resources, Inc. (D)...................        96
     1      Rosetta Resources, Inc. ..........................        16
    --      South Jersey Industries, Inc. ....................         9
     1      Southwest Gas Corp. ..............................        38
    --      Stone Energy Corp. (D)............................         5
    --      Swift Energy Co. (D)..............................        15
    --      Trico Marine Services, Inc. (D)...................         6
     1      WGL Holdings, Inc. ...............................        23
                                                                 -------
                                                                     705
                                                                 -------
            FINANCE -- 26.6%
    --      21st Century Insurance Group......................         4
    --      Accredited Home Lenders (D).......................         4
     1      Affirmative Insurance Holdings....................        22
     1      Alfa Corp. .......................................        10
    --      AMCORE Financial, Inc. ...........................         2

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            FINANCE -- (CONTINUED)
     6      American Capital Strategies Ltd. .................   $   259
    --      American Equity Investment Life Holding Co. ......         1
     2      American Financial Realty Trust...................        21
     1      American Home Mortgage Investment Corp. ..........        29
     1      Amerigroup Corp. (D)..............................        22
     2      Amerus Group Co. .................................       110
     2      Anthracite Capital, Inc. .........................        32
    --      Anworth Mortgage Asset Corp. .....................         2
    --      Arbor Realty Trust................................         8
    --      Argonaut Group, Inc. (D)..........................         3
    --      Avatar Holdings, Inc. ............................        26
    --      Bancfirst Corp. ..................................        15
     1      Bank of Granite Corp. ............................        12
    --      Banner Corp. .....................................        21
     1      Berkshire Hills Bancorp, Inc. ....................        25
     3      Boston Private Financial Holdings, Inc. ..........        82
    --      Camden National Corp. ............................         2
    --      Capital Lease Fund................................         4
     1      Capital Trust, Inc. ..............................        29
     1      Capitol Bancorp Ltd. .............................        29
     9      Cathay General Bancorp............................       298
    --      Chemical Financial Corp. .........................         2
    --      Chittenden Corp. .................................        13
     1      Citizens Banking Corp. ...........................        30
    --      City Holding Co. .................................         1
    --      Clark, Inc. ......................................         1
     1      Clifton Savings Bancorp, Inc. ....................         6
    --      Columbia Banking Systems, Inc. ...................         7
    --      Community Banks, Inc. ............................         6
    --      Community Trust Bancorp, Inc. ....................         3
    --      CompuCredit Corp. (D).............................         4
    --      Corus Bankshares, Inc. ...........................         3
     2      Diamondrock Hospitality...........................        31
    --      Dime Community Bancshares.........................         5
     1      Direct General Co. ...............................        11
    --      Dollar Thrifty Automotive Group, Inc. (D).........         8
     1      Doral Financial Corp. ............................         4
    --      Education Realty Trust, Inc. .....................         3
     1      EMC Insurance Group, Inc. ........................        19
     5      Entertainment Properties Trust....................       264
     1      Equity Inns, Inc. ................................        12
     1      Equity One, Inc. .................................        20
     1      FBL Financial Group Class A.......................        19
     1      Felcor Lodging Trust, Inc. .......................        29
     2      Fieldstone Investment Corp. ......................        20
     4      Financial Federal Corp. ..........................       116
     3      First BanCorp Puerto Rico.........................        26
     1      First Charter Corp. ..............................        27
    --      First Commonwealth Financial Corp. ...............        --
    --      First Indiana Corp. ..............................        11
     1      First Industrial Realty Trust, Inc. ..............        37
    --      First Merchants Corp. ............................        11
    --      First Midwest Bancorp, Inc. ......................        16
     1      First Niagara Financial Group, Inc. ..............        17
     1      First Place Financial.............................        24
     3      First Republic Bank...............................       113

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
COMMON STOCK -- (CONTINUED)
            FINANCE -- (CONTINUED)
    --      FirstFed Financial Corp. (D)......................   $     3
    --      F.N.B. Corp. .....................................         4
     2      FNB Corp. ........................................        27
     1      Franklin Bank Corp. (D)...........................        27
    --      Glenborough Realty Trust, Inc. ...................         6
     1      Gramercy Capital Corp. ...........................        26
     1      Great Southern Bancorp, Inc. .....................        27
     1      Hanmi Financial Corp. ............................        13
    --      Harleysville Group, Inc. .........................        13
     2      Highland Hospitality Corp. .......................        27
     1      Highwoods Properties, Inc. .......................        21
    --      Horace Mann Educators Corp. ......................         9
    --      Horizon Financial Corp. ..........................         8
     3      Impac Mortgage Holdings, Inc. ....................        29
    --      Independent Bank Corp. (MA).......................         4
     1      Independent Bank Corp. (MI).......................        16
     2      Infinity Property & Casualty Corp. ...............       103
     1      Innkeepers USA Trust..............................        11
     1      Integra Bank Corp. ...............................        28
     1      Irwin Financial Corp. ............................        29
     1      ITLA Capital Corp. ...............................        30
    --      Kite Realty Group Trust...........................         8
    --      Knight Capital Group, Inc. (D)....................         4
     1      LaBranche & Co., Inc. (D).........................        13
     1      MAF Bancorp, Inc. ................................        32
    --      MainSource Financial Group, Inc. .................         6
    --      Marlin Business Services Corp. (D)................         8
    18      MCG Capital Corp. ................................       329
     2      Medical Properties Trust, Inc. ...................        27
    --      Midland Co. ......................................         9
    --      NASB Financial, Inc. .............................         1
     7      National Financial Partners Corp. ................       256
    --      National Health Investors, Inc. ..................        10
    --      National Interstate Corp. (D).....................         3
    --      Nationwide Health Properties, Inc. ...............         8
     1      NetBank, Inc. ....................................         4
    --      NGP Capital Resources Co. ........................         3
    --      Novastar Financial, Inc. .........................         8
    --      NYMAGIC, Inc. ....................................        14
     3      Oceaneering International, Inc. (D)...............        97
    --      Ocwen Financial Corp. ............................         2
     1      Odyssey Re Holdings Corp. ........................        29
     1      Ohio Casualty Corp. ..............................        25
     2      Old National Bankcorp.............................        32
     1      Omega Financial Corp. ............................        17
    --      Omega Healthcare Investors........................        --
    --      Pacific Capital Bancorp...........................         5
     1      Partners Trust Financial Group, Inc. .............        14
     1      Penn Real Estate Investment Trust.................        33
    --      Pennfed Financial Services, Inc. .................         8
    --      Peoples Bancorp, Inc. ............................         9
    --      PFF Bancorp, Inc. ................................         3
     2      Phoenix Cos.......................................        37
     1      Piper Jaffray Cos. (D)............................        36
     1      PMA Capital Corp. Class A (D).....................         9

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            FINANCE -- (CONTINUED)
    --      Presidential Life Corp. ..........................   $     3
     3      Prosperity Bancshares, Inc. ......................        97
    --      Provident Bankshares Corp. .......................        14
     1      Provident Financial Services, Inc. ...............        20
    --      PS Business Parks, Inc. ..........................        23
     2      R&G Financial Corp. Class B.......................        12
     1      Ramco-Gershenson Properties Trust.................        28
    --      Renasant Corp. ...................................        13
    --      Rent-A-Center, Inc. (D)...........................         3
     1      Republic Bancorp, Inc. ...........................        10
     2      Resource Capital Corp. ...........................        25
    --      Sandy Spring Bancorp, Inc. .......................        11
     1      Santander BanCorp.................................        10
    --      SCBT Financial Corp. .............................         3
     2      Selective Insurance Group.........................       116
     2      Senior Housing Properties Trust...................        38
     1      Simmons First National Corp. .....................        16
     2      StanCorp Financial Group, Inc. ...................        87
    --      State Auto Financial Corp. .......................         5
    --      Sterling Bancshares, Inc. ........................         8
     2      Stewart Information Services Corp. ...............        70
    --      Sunstone Hotel Investors, Inc. ...................        --
     6      Superior Bancorp (D)..............................        63
     1      Susquehanna Bancshares, Inc. .....................        18
    --      SWS Group, Inc. ..................................         8
    --      TierOne Corp. ....................................         2
     1      Triad Guaranty, Inc. .............................        28
     1      Trustmark Corp. ..................................        35
     2      Trustreet Properties, Inc. .......................        36
    --      Union Bankshares Corp. ...........................         8
     1      United Bankshares, Inc. ..........................        21
     2      United Community Financial........................        24
     2      Universal American Financial Corp. ...............        30
     3      UTStarcom, Inc. (D)...............................        33
    --      Virginia Financial Group, Inc. ...................         1
    14      W Holding Co., Inc. ..............................        80
    --      Waddell and Reed Financial, Inc. Class A..........        10
     7      Washington Federal, Inc. .........................       151
     1      WesBanco, Inc. ...................................        32
    --      West Coast Bancorp................................         9
     2      Winston Hotels, Inc. .............................        23
    --      WSFS Financial Corp. .............................         4
                                                                 -------
                                                                   4,779
                                                                 -------
            HEALTH CARE -- 4.9%
     2      Advanced Medical Optics, Inc. (D).................        94
     2      Albany Molecular Research, Inc. (D)...............        19
    --      Alliance Imaging, Inc. (D)........................         4
     1      Alpharma, Inc. Class A............................        11
    --      Applera Corp. -- Celera Genomics Group (D)........         1
    --      Apria Healthcare Group, Inc. (D)..................        10
     2      Cooper Companies, Inc. ...........................        86
     1      Cross Country Healthcare, Inc. (D)................        24
     1      Forrester Research, Inc. (D)......................        24
     2      Healthtronics, Inc. (D)...........................        11
    --      Kindred Healthcare, Inc. (D)......................         2

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD SELECT SMALLCAP VALUE FUND

 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
COMMON STOCK -- (CONTINUED)
            HEALTH CARE -- (CONTINUED)
     4      Landauer, Inc. ...................................   $   197
    --      Longs Drug Stores Corp. ..........................         4
    --      Magellan Health Services, Inc. (D)................         7
    --      Martek Biosciences Corp. (D)......................         2
    --      MedCath Corp. (D).................................         4
    --      Nabi Biopharmaceuticals (D).......................         1
     1      NBTY, Inc. .......................................        25
     1      NPS Pharmaceuticals, Inc. (D).....................         3
    --      Nu Skin Enterprises, Inc. Class A.................         3
    --      Odyssey HealthCare, Inc. (D)......................         6
     5      Option Care, Inc. ................................        58
     2      Par Pharmaceutical Cos., Inc. (D).................        37
     2      Perrigo Co. ......................................        32
     1      Prestige Brands Holdings, Inc. ...................        17
    --      Savient Pharmaceuticals, Inc. (D).................        --
     2      United Surgical Partners International............        57
    --      ViroPharma, Inc. (D)..............................         4
    --      Vital Signs, Inc. ................................        16
     4      Young Innovations, Inc. ..........................       128
                                                                 -------
                                                                     887
                                                                 -------
            SERVICES -- 15.5%
    13      ABM Industries, Inc. .............................       260
     1      Alderwoods Group, Inc. (D)........................        23
     1      American Greetings Corp. Class A (D)..............        32
    --      Ameristar Casinos, Inc. ..........................         2
     3      Avid Technology, Inc. (D).........................       101
    --      Black Box Corp. ..................................         6
     1      Brady Corp. Class A...............................        26
     3      Business Objects S.A. ADR (D).....................       126
     2      Carmike Cinemas, Inc. ............................        40
    --      Catalina Marketing Corp. .........................         2
     2      Central European Media Enterprises Ltd. (D).......       137
     4      Central Parking Corp. ............................        75
     1      CIBER, Inc. (D)...................................         4
     2      Citadel Broadcasting Corp. .......................        17
     4      Computer Services, Inc. ..........................       113
    --      Consolidated Graphics, Inc. (D)...................        17
     8      Corinthian Colleges, Inc. (D).....................        92
     1      Covansys Corp. (D)................................        16
     2      Cox Radio, Inc. Class A (D).......................        34
    --      Cumulus Media, Inc. Class A (D)...................         2
     1      Dendrite International, Inc. (D)..................         9
    --      Dynamex, Inc. ....................................         8
    --      Emmis Communications Corp. Class A (D)............         1
     1      Entercom Communications Corp. ....................        16
     1      Entravision Communications Corp. Class A (D)......         7
     1      Foundry Networks, Inc. (D)........................         9
     1      FTI Consulting, Inc. (D)..........................        31
     1      G & K Services, Inc. Class A......................        32
     4      Gartner, Inc. Class A (D).........................        74
     1      Global Imaging Systems, Inc. (D)..................        13
    --      Gray Television, Inc. ............................        --
    --      Great Wolf Resorts, Inc. (D)......................         2
     1      Harsco Corp. .....................................       106

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            SERVICES -- (CONTINUED)
    --      Heidrick & Struggles International, Inc. (D)......   $     8
    11      Inter-Tel, Inc. ..................................       229
     1      John H. Harland Co. ..............................        21
     1      Journal Register Co. .............................         5
     1      Keane, Inc. (D)...................................         7
     1      Lakes Entertainment, Inc. ........................         8
     1      Lee Enterprises, Inc. ............................        20
     1      Lin TV Corp. (D)..................................         6
     2      Live Nation, Inc. (D).............................        36
    --      Lodgian, Inc. (D).................................         1
    --      Macrovision Corp. (D).............................         7
     5      Manhattan Associates, Inc. (D)....................       135
     1      McDATA Corp. Class A (D)..........................         4
     1      MPS Group, Inc. (D)...............................        20
    --      MTS Systems Corp. ................................         1
     4      Navigant Consulting, Inc. (D).....................        73
    --      NCO Group, Inc. (D)...............................         8
     1      Netscout Systems, Inc. (D)........................        10
     1      Opnet Technologies, Inc. (D)......................        13
     1      Perot Systems Corp. Class A (D)...................        11
    --      ProQuest Co. (D)..................................         4
     4      Radio One, Inc. Class D (D).......................        29
    --      RadiSys Corp. (D).................................         4
    --      Reader's Digest Association, Inc. ................         6
    --      Regis Corp. ......................................         4
     1      SafeNet, Inc. (D).................................        13
     3      Saga Communications, Inc. Class A (D).............        21
    --      Salem Communications Class A (D)..................         4
     1      Scholastic Corp. (D)..............................        27
     2      Spherion Corp. (D)................................        18
    --      Standard Parking Corp. (D)........................         4
    --      Standard Register Co. ............................         3
     4      Stewart Enterprises, Inc. ........................        28
    10      Syntel, Inc. .....................................       245
     1      Tetra Technologies, Inc. (D)......................        24
     1      Ulticom, Inc. ....................................        12
     3      Unifirst Corp. ...................................       102
    13      Unisys Corp. (D)..................................        84
     1      Vail Resorts, Inc. (D)............................        23
    --      Veritas DGC, Inc. (D).............................        27
    --      Vertrue, Inc. (D).................................         3
     1      Viad Corp. .......................................        30
    --      Volt Information Sciences, Inc. (D)...............         5
    --      Watson Wyatt Worldwide, Inc. .....................         8
     1      Wright Express Corp. (D)..........................        18
                                                                 -------
                                                                   2,802
                                                                 -------
            TECHNOLOGY -- 7.9%
    --      A.O. Smith Corp. .................................         5
     1      AMETEK, Inc. .....................................        65
     1      AMIS Holdings, Inc. (D)...........................        14
     1      Anaren Microwave, Inc. (D)........................        12
     2      Aspen Technology, Inc. (D)........................        15
     1      Avocent Corp. (D).................................        22
     1      Belden CDT, Inc. .................................        30
     4      Benchmark Electronics, Inc. (D)...................        94

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
COMMON STOCK -- (CONTINUED)
            TECHNOLOGY -- (CONTINUED)
    --      Bio-Rad Laboratories, Inc. Class A (D)............   $    21
     1      Borland Software Corp. (D)........................         5
     2      Brocade Communications Systems, Inc. (D)..........        17
    --      Checkpoint Systems, Inc. (D)......................         5
     6      Cincinnati Bell, Inc. (D).........................        28
    --      Cirrus Logic, Inc. (D)............................        --
     2      Coherent, Inc. (D)................................        78
    --      Commonwealth Telephone Enterprise, Inc. ..........         4
     1      CSG Systems International, Inc. (D)...............        23
     1      CT Communications, Inc. ..........................        24
     1      CTS Corp. ........................................        20
     1      Cubic Corp. ......................................        11
     1      Digi International, Inc. .........................        17
     1      Eagle Test Systems, Inc. (D)......................        14
    --      Electro Scientific Industries, Inc. (D)...........         2
     1      Electronics for Imaging, Inc. (D).................        15
     1      Emulex Corp. (D)..................................        15
    --      EPIQ Systems, Inc. (D)............................         1
     1      Extreme Networks, Inc. (D)........................         4
    --      FairPoint Communications, Inc. ...................         2
    --      General Cable Corp. (D)...........................         3
    10      General Communication, Inc. Class A (D)...........       128
    --      Genesis Microchip, Inc. (D).......................         4
    --      Golden Telecom, Inc. .............................         1
    --      GrafTech International Ltd. (D)...................         1
     2      Harris Interactive, Inc. (D)......................        12
     2      Hyperion Solutions Corp. (D)......................        86
    --      IHS, Inc. (D).....................................        10
     1      Infospace, Inc. (D)...............................        13
    --      Input/Output, Inc. (D)............................         1
     1      iPass, Inc. (D)...................................         3
     2      Kopin Corp. (D)...................................         6
    --      Lattice Semiconductor Corp. (D)...................         1
    --      Littelfuse, Inc. (D)..............................        15
     4      LoJack Corp. (D)..................................        78
     2      Magma Design Automation, Inc. ....................        15
    --      MasTec, Inc. (D)..................................         2
     5      Msc.Software Corp. (D)............................        73
    --      Newport Corp. (D).................................         9
     1      Palm, Inc. (D)....................................        20
     1      Pegasystems, Inc. (D).............................         7
     1      Pericom Semiconductor Corp. (D)...................         6
     1      Polycom, Inc. (D).................................        18
     2      Quantum Corp. (D).................................         4
    --      Regal-Beloit Corp. ...............................        14
     1      RF Micro Devices, Inc. (D)........................        11
    --      Rofin-Sinar Technologies, Inc. (D)................         5
     2      Roper Industries, Inc. ...........................        81
     3      Schwak, Inc. .....................................        62
     2      Skyworks Solutions, Inc. (D)......................        14
     3      SonicWALL, Inc. (D)...............................        29
     1      Spectrum Brands, Inc. ............................         8

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            TECHNOLOGY -- (CONTINUED)
    --      Standard Microsystems Corp. (D)...................   $     2
     1      Sybase, Inc. (D)..................................        28
     2      Sycamore Networks, Inc. (D).......................         7
    --      Syniverse Holdings, Inc. (D)......................         1
    --      Technitrol, Inc. .................................         7
     1      TriQuint Semiconductor, Inc. (D)..................         7
     1      TTM Technologies, Inc. (D)........................        10
     1      USA Mobility, Inc. ...............................        24
     1      Varian, Inc. (D)..................................        30
     1      Zoran Corp. (D)...................................         8
                                                                 -------
                                                                   1,428
                                                                 -------
            TRANSPORTATION -- 4.4%
     4      AMR Corp. (D).....................................        99
    --      Arkansas Best Corp. ..............................         6
     1      ExpressJet Holdings, Inc. (D).....................         5
     1      Gulfmark Offshore, Inc. ..........................        17
     1      Heartland Express, Inc. ..........................        13
     1      Horizon Lines, Inc. Class A.......................        30
     8      Landstar System, Inc. ............................       374
    --      Republic Airways Holdings, Inc. (D)...............         2
     1      SIRVA, Inc. (D)...................................         3
    --      SkyWest, Inc. ....................................         3
     1      Thor Industries, Inc. ............................        61
     2      Tsakos Energy Navigation Ltd. ....................        75
     3      USA Truck, Inc. (D)...............................        47
    --      Werner Enterprises, Inc. .........................         1
     2      Winnebago Industries, Inc. .......................        53
                                                                 -------
                                                                     789
                                                                 -------
            UTILITIES -- 2.0%
    --      Avista Corp. .....................................         2
    --      Black Hills Corp. ................................         7
     1      Cleco Corp. ......................................        21
     1      Duquesne Light Holdings, Inc. ....................        14
    16      Dynegy, Inc. (D)..................................        96
    --      El Paso Electric Co. (D)..........................         6
    --      Empire District Electric Co. .....................         3
     1      IDACORP, Inc. ....................................        23
     3      ITC Holdings Corp. ...............................        94
    --      Pike Electric Corp. (D)...........................         8
     1      PNM Resources, Inc. ..............................        39
    --      SJW Corp. ........................................         3
     2      Westar Energy, Inc. ..............................        40
                                                                 -------
                                                                     356
                                                                 -------
            Total common stock
              (cost $15,474)..................................   $16,785
                                                                 -------
SHORT-TERM INVESTMENTS -- 6.3%
            CONSUMER STAPLES -- 1.6%
   290      Cargill Global Commercial Paper,
              5.26%, 11/01/2006...............................   $   290
                                                                 -------

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD SELECT SMALLCAP VALUE FUND

 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
SHORT-TERM INVESTMENTS -- (CONTINUED)
            FINANCE -- 4.7%
   225      Federated Investors Prime Obligations Fund........   $   225
   329      State Street Bank Money Market Fund...............       329
   290      UBS Americas Commercial Paper,
              5.28%, 11/01/2006...............................       290
                                                                 -------
                                                                     844
                                                                 -------
            Total short-term investments
              (cost $1,134)...................................   $ 1,134
                                                                 -------
            Total investments in securities
              (cost $16,608) (C)..............................   $17,919
                                                                 =======

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 0.70% of total net assets at October 31, 2006.

  (C) At October 31, 2006, the cost of securities for federal income tax purposes was $16,608 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation..........................  $1,517
      Unrealized depreciation..........................    (206)
                                                         ------
      Net unrealized appreciation......................  $1,311
                                                         ======

  (D) Currently non-income producing.

  (W) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

     FUTURES CONTRACTS OUTSTANDING AT OCTOBER 31, 2006

                                                                     UNREALIZED
                             NUMBER OF                              APPRECIATION
      DESCRIPTION            CONTRACTS   POSITION    EXPIRATION    (DEPRECIATION)
      -----------            ---------   --------   -------------  --------------
      Russell Mini Futures       2         Long     December 2006        $5
                                                                         ==

     These contracts had a market value of $154 as of October 31, 2006.

     Cash was pledged as initial margin deposit for open futures contracts at October 31, 2006.

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD SHORT DURATION FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
 ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES -- 54.4%
            FINANCE -- 54.4%
$    522    ACE Securities Corp.,
              3.28%, 08/15/2030 (I)...........................  $    517
     395    American Express Credit Account Master Trust,
              5.82%, 02/15/2012 (I)(L)........................       395
     702    AmeriCredit Automobile Receivables Trust,
              2.87%, 02/07/2011...............................       692
     725    AmeriCredit Automobile Receivables Trust,
              4.22%, 07/06/2009...............................       717
     600    AmeriCredit Automobile Receivables Trust,
              5.04%, 05/06/2011...............................       594
   1,400    AmeriCredit Automobile Receivables Trust,
              5.07%, 07/06/2010...............................     1,391
   1,294    Banc of America Commercial Mortgage, Inc.,
              3.46%, 07/10/2042...............................     1,273
  31,741    Banc of America Commercial Mortgage, Inc.,
              4.08%, 12/10/2042 (P)...........................       599
   1,500    Banc of America Securities Auto Trust,
              4.49%, 02/18/2013...............................     1,478
   2,000    Bank of America Credit Card Trust,
              5.55%, 03/15/2012 (L)...........................     2,000
   2,000    Bank One Issuance Trust,
              3.59%, 05/17/2010...............................     1,971
     347    Bank One Issuance Trust,
              4.54%, 09/15/2010...............................       344
     763    Bayview Commercial Asset Trust,
              6.32%, 01/25/2035 (I)(L)........................       766
     896    Bear Stearns Asset Backed Securities, Inc.,
              5.16%, 09/25/2033...............................       887
  24,872    Bear Stearns Commercial Mortgage Securities, Inc.,
              4.12%, 11/11/2041 (P)...........................       671
  61,801    Bear Stearns Commercial Mortgage Securities, Inc.,
              4.65%, 02/11/2041 (P)...........................       710
 108,601    Bear Stearns Commercial Mortgage Securities, Inc.,
              6.25%, 12/11/2040 (I)(P)........................       505
   1,000    BMW Vehicle Owner Trust,
              3.52%, 10/25/2010...............................       985
     799    Capital Auto Receivables Asset Trust,
              4.73%, 09/15/2010...............................       786
     800    Capital Auto Receivables Asset Trust,
              5.55%, 01/18/2011...............................       801
     200    Capital Auto Receivables Asset Trust,
              5.77%, 05/20/2010 (I)...........................       201
     225    Capital Auto Receivables Asset Trust,
              6.15%, 04/20/2011 (I)...........................       226
     400    Capital One Master Trust,
              7.90%, 10/15/2010 (I)...........................       407
   1,000    Capital One Multi-Asset Execution Trust,
              4.50%, 06/15/2011...............................       989
  10,828    CBA Small Balance Commercial Mortgage,
              7.00%, 07/25/2035 (I)(P)........................       531

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
            FINANCE -- (CONTINUED)
$  8,064    CBA Small Balance Commercial Mortgage,
              7.00%, 06/25/2038 (I)(P)........................  $    530
     443    Chase Manhattan Auto Owner Trust,
              2.78%, 06/15/2010...............................       436
   1,097    Chase Manhattan Auto Owner Trust,
              2.94%, 06/15/2010...............................     1,080
   2,000    Citibank Credit Card Issuance Trust,
              4.45%, 04/07/2010...............................     1,975
   2,000    Citibank Credit Card Issuance Trust,
              4.85%, 02/10/2011...............................     1,993
     500    Citibank Credit Card Issuance Trust,
              6.47%, 02/09/2009 (L)...........................       501
   4,000    Citibank Credit Card Issuance Trust,
              6.88%, 11/16/2009...............................     4,066
  18,625    Citigroup Commercial Mortgage Trust,
              4.10%, 10/15/2041 (I)(P)........................       662
     478    CNH Equipment Trust,
              2.57%, 09/15/2009...............................       470
     140    CNH Equipment Trust,
              3.13%, 11/15/2010...............................       138
     300    CNH Equipment Trust,
              3.35%, 02/15/2011...............................       294
     750    CNH Equipment Trust,
              4.93%, 12/17/2012...............................       744
   3,447    Commercial Mortgage Pass-Through Certificate,
              3.59%, 03/10/2039 (I)(P)........................        98
   1,500    Commercial Mortgage Pass-Through Certificate,
              5.77%, 12/15/2020 (L)...........................     1,500
  22,543    CS First Boston Mortgage Securities Corp.,
              4.15%, 11/15/2037 (I)(P)........................       657
  13,458    CS First Boston Mortgage Securities Corp.,
              4.17%, 07/15/2036 (I)(P)........................       298
     800    Daimler Chrysler Auto Trust,
              5.14%, 09/08/2012...............................       801
      96    DLJ Mortgage Acceptance Corp.,
              6.82%, 10/15/2030 (I)...........................        96
     300    Equity One ABS, Inc.,
              7.82%, 07/25/2034 (L)...........................       303
   1,625    Ford Credit Auto Owner Trust,
              4.19%, 07/15/2009...............................     1,608
     750    Ford Credit Auto Owner Trust,
              5.29%, 04/15/2011...............................       752
     750    Ford Credit Auto Owner Trust,
              5.48%, 09/15/2011...............................       753
     500    Ford Credit Auto Owner Trust,
              5.68%, 06/15/2012...............................       504
   9,085    GE Capital Commercial Mortgage Corp.,
              3.76%, 03/10/2040 (I)(P)........................       185
     228    GE Commercial Equipment Financing LLC,
              3.65%, 05/22/2014 (I)...........................       223
     567    GMAC Commercial Mortgage Securities, Inc.,
              3.12%, 03/10/2038...............................       552
   1,493    GMAC Mortgage Corp. Loan Trust,
              4.09%, 04/25/2033...............................     1,472
     494    Goldman Sachs Auto Loan Trust,
              4.98%, 11/15/2013...............................       491

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD SHORT DURATION FUND

 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES -- (CONTINUED)
            FINANCE -- (CONTINUED)
$ 20,949    Goldman Sachs Mortgage Securities Corp. II,
              4.38%, 08/10/2038 (I)(P)........................  $    227
     500    Granite Mortgages plc,
              6.95%, 01/20/2043 (L)...........................       509
      24    Green Tree Financial Corp.,
              6.27%, 06/01/2030...............................        24
      17    Green Tree Financial Corp.,
              7.30%, 01/15/2026...............................        17
     632    Harley Davidson Motorcycle Trust,
              4.50%, 01/15/2010...............................       632
   1,583    Hasco NIM Trust,
              6.17%, 08/25/2036 (I)...........................     1,583
     259    Hasco NIM Trust,
              6.25%, 12/26/2035 (I)...........................       258
   1,000    Hertz Vehicle Financing LLC,
              4.93%, 02/25/2010 (I)...........................       996
     488    Home Equity Asset Trust,
              4.75%, 06/27/2035 (I)...........................       483
     750    Hyundai Auto Receivables Trust,
              4.10%, 08/15/2011...............................       738
   1,500    Hyundai Auto Receivables Trust,
              4.45%, 02/15/2012...............................     1,468
     165    JP Morgan Chase Commercial Mortgage Securities
              Corp.,
              2.92%, 01/12/2038...............................       162
   5,784    JP Morgan Chase Commercial Mortgage Securities
              Corp.,
              3.68%, 01/15/2038 (I)(P)........................       179
  37,124    JP Morgan Chase Commercial Mortgage Securities
              Corp.,
              4.07%, 01/15/2042 (P)...........................       547
  14,595    JP Morgan Chase Commercial Mortgage Securities
              Corp.,
              4.65%, 10/15/2037 (I)(P)........................       306
  39,323    JP Morgan Chase Commercial Mortgage Securities
              Corp.,
              4.82%, 08/12/2037 (P)...........................       162
   1,500    JP Morgan Chase Commercial Mortgage Securities
              Corp.,
              6.07%, 02/15/2020 (I)...........................     1,500
      36    LB-UBS Commercial Mortgage Trust,
              3.17%, 12/15/2026...............................        35
   1,335    LB-UBS Commercial Mortgage Trust,
              3.63%, 10/15/2029...............................     1,305
   2,358    LB-UBS Commercial Mortgage Trust,
              4.25%, 12/15/2036 (I)(P)........................        72
   2,178    Lehman Brothers,
              6.77%, 09/28/2036 (I)...........................     2,176
     413    Long Beach Asset Holdings Corp.,
              5.78%, 04/25/2046 (I)...........................       413
     750    Marlin Leasing Receivables LLC,
              4.63%, 11/17/2008 (I)...........................       744
     407    Marlin Leasing Receivables LLC,
              5.09%, 08/15/2012 (I)...........................       403

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
            FINANCE -- (CONTINUED)
$    600    Marlin Leasing Receivables LLC,
              5.33%, 09/16/2013...............................  $    602
     600    Marlin Leasing Receivables LLC,
              5.63%, 09/16/2013...............................       601
   1,000    MBNA Credit Card Master Note Trust,
              4.95%, 06/15/2009...............................       999
     600    Memory Lane Advance Receivables Backed Notes,
              5.03%, 10/24/2014 (I)...........................       596
     860    Merrill Lynch Mortgage Trust,
              3.46%, 08/12/2039...............................       841
  19,113    Merrill Lynch Mortgage Trust,
              3.81%, 08/12/2039 (I)(P)........................       587
  20,065    Merrill Lynch Mortgage Trust,
              3.96%, 09/12/2041 (I)(P)........................       632
  29,087    Merrill Lynch Mortgage Trust,
              4.67%, 09/12/2042 (P)...........................       346
     164    Morgan Stanley Capital I,
              2.80%, 12/15/2041...............................       161
     351    Morgan Stanley Capital I,
              3.96%, 06/15/2040...............................       344
   1,303    Morgan Stanley Capital I,
              4.03%, 06/15/2038...............................     1,277
     257    Morgan Stanley Dean Witter Capital I,
              5.38%, 01/15/2039...............................       258
     391    Navistar Financial Corp. Owner Trust,
              3.08%, 11/15/2009...............................       388
     540    Providian Gateway Master Trust,
              3.35%, 09/15/2011 (I)...........................       530
     750    Providian Gateway Master Trust,
              3.95%, 09/15/2011 (I)...........................       739
   1,000    Providian Gateway Master Trust,
              4.05%, 11/15/2011 (I)...........................       985
      48    Soundview Home Equity Loan Trust,
              8.64%, 05/25/2030...............................        48
   1,500    Structured Asset Investment Loan Trust,
              7.07%, 11/25/2033 (L)...........................     1,511
     500    Superior Wholesale Inventory Financing Trust,
              5.80%, 06/15/2010 (L)...........................       498
   1,000    USAA Auto Owner Trust,
              5.66%, 03/15/2013...............................     1,013
   1,700    Wachovia Auto Loan Owner Trust,
              5.42%, 04/21/2014 (I)...........................     1,703
   1,000    Wachovia Auto Loan Owner Trust,
              5.54%, 12/20/2012 (I)...........................     1,006
     332    Wachovia Bank Commercial Mortgage Trust,
              3.48%, 08/15/2041...............................       324
   6,151    Wachovia Bank Commercial Mortgage Trust,
              3.65%, 02/15/2041 (I)(P)........................       182
       9    Wachovia Bank Commercial Mortgage Trust,
              4.54%, 04/15/2034...............................         9
   2,832    Wells Fargo Home Equity Trust,
              5.62%, 04/25/2034 (L)...........................     2,832
     198    WFS Financial Owner Trust,
              2.48%, 12/20/2010...............................       196

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES -- (CONTINUED)
            FINANCE -- (CONTINUED)
$    145    WFS Financial Owner Trust,
              2.73%, 05/20/2011...............................  $    143
      54    WFS Financial Owner Trust,
              3.05%, 12/20/2010...............................        54
     787    WFS Financial Owner Trust,
              3.25%, 05/20/2011...............................       778
     519    WFS Financial Owner Trust,
              3.87%, 05/20/2011...............................       516
   1,000    WFS Financial Owner Trust,
              4.76%, 05/17/2013...............................       988
     130    Whole Auto Loan Trust,
              2.24%, 03/15/2010...............................       130
     220    Whole Auto Loan Trust,
              3.13%, 03/15/2011...............................       217
     441    Whole Auto Loan Trust,
              3.37%, 03/15/2011...............................       436
     400    World Financial Network Credit Card Master Trust,
              8.27%, 08/15/2011 (L)...........................       409
     218    World Omni Auto Receivables Trust,
              3.62%, 07/12/2011...............................       214
                                                                --------
            Total asset & commercial mortgage backed
              securities
              (cost $82,226)..................................  $ 81,650
                                                                --------
CORPORATE BONDS: INVESTMENT GRADE -- 33.7%
            BASIC MATERIALS -- 1.1%
$    125    ICI North America,
              8.88%, 11/15/2006...............................  $    125
     200    International Paper Co.,
              3.80%, 04/01/2008...............................       195
     100    Pactiv Corp.,
              8.00%, 04/15/2007...............................       101
     380    Placer Dome, Inc.,
              7.13%, 06/15/2007...............................       383
     370    Potash Corp. of Saskatchewan, Inc.,
              7.13%, 06/15/2007...............................       374
     500    Valspar Corp.,
              6.00%, 05/01/2007...............................       501
                                                                --------
                                                                   1,679
                                                                --------
            CAPITAL GOODS -- 0.7%
     750    McDonnell Douglas Corp.,
              6.88%, 11/01/2006...............................       750
     300    Textron, Inc.,
              6.63%, 11/15/2007...............................       304
                                                                --------
                                                                   1,054
                                                                --------
            CONSUMER CYCLICAL -- 1.6%
     500    Centex Corp.,
              4.75%, 01/15/2008...............................       495
     500    Centex Corp.,
              5.74%, 08/01/2007 (L)...........................       500

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
            CONSUMER CYCLICAL -- (CONTINUED)
$    700    Darden Restaurants, Inc.,
              5.75%, 03/15/2007...............................  $    699
     750    Kroger Co.,
              7.65%, 04/15/2007...............................       757
                                                                --------
                                                                   2,451
                                                                --------
            CONSUMER STAPLES -- 1.0%
   1,500    General Mills, Inc.,
              5.13%, 02/15/2007...............................     1,499
                                                                --------
            ENERGY -- 2.6%
   1,000    Anadarko Petroleum Corp.,
              5.79%, 09/15/2009 (L)...........................     1,002
     600    Consolidated Natural Gas Co.,
              5.38%, 11/01/2006...............................       600
     350    Louis Dreyfus Natural Gas Corp.,
              6.88%, 12/01/2007...............................       355
   1,000    Sempra Energy,
              4.62%, 05/17/2007...............................       996
   1,000    Transocean, Inc.,
              5.60%, 09/05/2008 (L)...........................     1,000
                                                                --------
                                                                   3,953
                                                                --------
            FINANCE -- 15.5%
   1,000    AMVESCAP plc,
              5.90%, 01/15/2007...............................     1,001
     400    Avalon Properties, Inc.,
              6.88%, 12/15/2007...............................       405
     600    Banca Commerciale Italiana,
              8.25%, 07/15/2007...............................       612
     150    Banesto Finance Ltd.,
              7.50%, 03/25/2007...............................       151
   1,500    BankBoston NA,
              7.00%, 09/15/2007...............................     1,515
   2,000    Bear Stearns & Co., Inc.,
              4.00%, 01/31/2008...............................     1,971
   1,000    Capital One Financial Corp.,
              5.67%, 09/10/2009 (L)...........................     1,003
     500    Capital One Financial Corp.,
              8.75%, 02/01/2007...............................       504
      50    Cigna Corp.,
              8.25%, 01/01/2007...............................        50
     220    Credit Suisse First Boston NY,
              6.50%, 05/01/2008 (I)...........................       224
   2,000    Duke Realty L.P.,
              3.50%, 11/01/2007...............................     1,959
     500    ERAC USA Finance Co.,
              5.63%, 04/30/2009 (I)(L)........................       501
   1,000    ERAC USA Finance Co.,
              7.35%, 06/15/2008 (I)...........................     1,030
     200    Evans Withycombe Residential, Inc.
              7.63%, 04/15/2007...............................       201
   1,500    Great America Leasing Receivables,
              5.43%, 09/15/2008...............................     1,500
     650    HSBC Finance Corp.,
              5.75%, 01/30/2007...............................       651

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD SHORT DURATION FUND

 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
CORPORATE BONDS: INVESTMENT GRADE -- (CONTINUED)
            FINANCE -- (CONTINUED)
$    450    HSBC Finance Corp.,
              7.65%, 05/15/2007...............................  $    455
   1,500    John Deere Capital Corp.,
              4.50%, 08/22/2007...............................     1,489
     450    JP Morgan Chase & Co.,
              7.25%, 06/01/2007...............................       454
     250    Key Bank NA,
              5.00%, 07/17/2007...............................       249
   2,000    Lehman Brothers Holdings, Inc.,
              4.00%, 01/22/2008...............................     1,972
     120    Lincoln National Corp.,
              5.25%, 06/15/2007...............................       120
     148    MBNA America Bank NA,
              6.75%, 03/15/2008...............................       151
     150    Merrill Lynch & Co., Inc.,
              8.00%, 06/01/2007...............................       152
     500    North Street Referenced Linked Notes,
              6.19%, 07/30/2010 (I)(L)........................       465
     650    Simon Property Group L.P.,
              6.38%, 11/15/2007...............................       656
     350    Simon Property Group L.P.,
              7.13%, 09/20/2007...............................       354
   1,000    Sovereign Bank,
              4.00%, 02/01/2008...............................       983
   1,000    St. Paul Travelers Cos., Inc.,
              5.75%, 03/15/2007...............................     1,002
     400    Travelers Property Casualty,
              3.75%, 03/15/2008...............................       391
   1,000    Zions Bancorporation,
              5.49%, 09/15/2008 (L)...........................     1,000
                                                                --------
                                                                  23,171
                                                                --------
            HEALTH CARE -- 1.4%
   2,000    Cardinal Health, Inc,
              5.64%, 10/02/2009 (I)(L)........................     2,000
                                                                --------
            SERVICES -- 3.9%
     550    Belo Corp.,
              7.13%, 06/01/2007...............................       553
     700    Comcast Corp.,
              5.67%, 07/14/2009 (L)...........................       701
   1,000    FedEx Corp.,
              2.65%, 04/01/2007...............................       989
     450    Harrah's Operating Co., Inc.,
              7.13%, 06/01/2007...............................       452
     850    Hyatt Equities LLC,
              6.88%, 06/15/2007 (I)...........................       855
   1,000    Marriott International, Inc.,
              7.00%, 01/15/2008...............................     1,015
     300    News America, Inc.,
              6.63%, 01/09/2008...............................       304
   1,000    Walt Disney Co.,
              4.49%, 09/10/2009 (L)...........................     1,001
                                                                --------
                                                                   5,870
                                                                --------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
            TECHNOLOGY -- 4.1%
$    450    Cingular Wireless LLC,
              5.63%, 12/15/2006...............................  $    450
     500    Cingular Wireless Services, Inc.,
              7.50%, 05/01/2007...............................       505
   1,000    Deutsche Telekom International Finance B.V.,
              5.57%, 03/23/2009 (L)...........................     1,000
     825    Hewlett-Packard Co.,
              5.75%, 12/15/2006...............................       825
   1,000    Lenfest Communications, Inc.,
              7.63%, 02/15/2008...............................     1,027
   1,000    Oracle Corp.,
              5.60%, 01/13/2009 (L)...........................     1,001
     707    Raytheon Co.,
              6.75%, 08/15/2007...............................       714
     600    Verizon Wireless Capital LLC,
              5.38%, 12/15/2006...............................       600
                                                                --------
                                                                   6,122
                                                                --------
            TRANSPORTATION -- 0.5%
     350    TTX Co.,
              3.88%, 03/01/2008 (I)...........................       341
     440    Union Pacific Corp.,
              6.70%, 12/01/2006...............................       440
                                                                --------
                                                                     781
                                                                --------
            UTILITIES -- 1.3%
     900    Dominion Resources, Inc.,
              5.66%, 09/28/2007 (L)...........................       900
     250    Northeast Utilities,
              3.30%, 06/01/2008...............................       242
     250    Puget Sound Energy, Inc.,
              3.36%, 06/01/2008...............................       242
     300    Southwestern Public Service Co.,
              5.13%, 11/01/2006...............................       300
     270    Texas Eastern Transmission L.P.,
              5.25%, 07/15/2007...............................       269
                                                                --------
                                                                   1,953
                                                                --------
            Total corporate bonds: investment grade
              (cost $50,691)..................................  $ 50,533
                                                                --------
U.S. GOVERNMENT AGENCIES -- 5.1%
            FEDERAL HOME LOAN MORTGAGE CORPORATION -- 5.1%
$  7,500    6.00% 2032........................................  $  7,642
                                                                --------
            Total U.S. government agencies
              (cost $7,572)...................................  $  7,642
                                                                --------
            Total long-term investments
              (cost $140,489).................................  $139,825
                                                                --------
SHORT-TERM INVESTMENTS -- 5.9%
            CONSUMER CYCLICAL -- 1.3%
$  2,000    Safeway Inc.,
              5.37%, 11/02/2006...............................  $  1,999
                                                                --------
            CONSUMER STAPLES -- 1.3%
   2,000    Cadbury Schweppes Finance plc,
              5.35%, 11/06/2006...............................     1,998
                                                                --------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
SHORT-TERM INVESTMENTS -- (CONTINUED)
     OEv    ENERGY -- 1.7%
$  2,449    Devon Energy Corp.,
              5.37%, 11/01/2006...............................  $  2,449
                                                                --------
            FINANCE -- 0.3%
     500    Bank of New York,
              5.05%, 03/03/2009...............................       497
                                                                --------
            TECHNOLOGY -- 1.3%
   2,000    Viacom,
              5.55%, 11/02/2006...............................     1,999
                                                                --------
            Total short-term investments
              (cost $8,942)...................................  $  8,942
                                                                --------
            Total investments in securities
              (cost $149,431) (C).............................  $148,767
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 2.18% of total net assets at October 31, 2006.

  (C) At October 31, 2006, the cost of securities for federal income tax purposes was $149,431 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation...........................  $ 288
      Unrealized depreciation...........................   (952)
                                                          -----
      Net unrealized depreciation.......................  $(664)
                                                          =====

  (I) Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at October 31, 2006, was $28,013, which represents 18.67% of total net assets.

  (L) Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2006.

  (P) The interest rates disclosed for interest only strips represent effective yields based upon estimated future cash flows at October 31, 2006.

  (W) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD SMALL COMPANY FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
 COMMON STOCK -- 95.3%
            BASIC MATERIALS -- 5.9%
      88    Agrium, Inc. .....................................  $  2,457
      23    Airgas, Inc. .....................................       873
     121    Arch Coal, Inc. ..................................     4,185
      25    Aventine Renewable Energy Holdings, Inc. (D)......       625
     112    Brush Engineered Materials, Inc. (G)..............     3,757
      77    Century Aluminum Co. (D)(G).......................     2,991
     138    Jarden Corp. (D)(G)...............................     4,969
     935    Kingboard Chemical Holdings Ltd. (A)(G)...........     3,317
      35    Kinross Gold Corp. (D)............................       466
      86    Urasia Energy Ltd. (D)(H).........................       235
                                                                --------
                                                                  23,875
                                                                --------
            CAPITAL GOODS -- 3.7%
      45    Alliant Techsystems, Inc. (D)(G)..................     3,505
      66    Bucyrus International, Inc. ......................     2,769
      29    Daktronics, Inc. .................................       683
     161    Goodman Global, Inc. (D)(G).......................     2,593
      83    Marvel Entertainment, Inc. (D)(G).................     2,114
      12    Oil States International, Inc. ...................       348
       9    Scientific Games Corp. Class A (D)................       252
     104    TransDigm Group, Inc. (D).........................     2,489
                                                                --------
                                                                  14,753
                                                                --------
            CONSUMER CYCLICAL -- 6.9%
      20    Advance Auto Parts, Inc. .........................       697
      30    Be Aerospace, Inc. (D)............................       753
      14    Buffalo Wild Wings, Inc. (D)......................       734
      42    Children's Place Retail Stores, Inc. (D)..........     2,934
      34    Conceptus, Inc. (D)...............................       682
      37    Dick's Sporting Goods, Inc. (D)(G)................     1,840
      36    DSW, Inc. (D)(G)..................................     1,244
      23    Dufry Group (D)(A)................................     1,829
       6    G-III Apparel Group, Ltd. (D).....................        97
      11    Gildan Activewear, Inc. (D).......................       572
      33    GSI Commerce, Inc. (D)............................       595
     254    LKQ Corp. (D)(G)..................................     5,887
       5    Newell Rubbermaid, Inc. ..........................       138
      30    Quanta Services, Inc. (D).........................       542
      53    Skechers U.S.A., Inc. Class A (D)(G)..............     1,575
       1    Susser Holdings Corp. ............................        13
      20    The Andersons, Inc. ..............................       701
      74    Tween Brands, Inc. (G)............................     3,101
      30    Urban Outfitters, Inc. (D)........................       532
     108    VistaPrint Ltd. (D)(G)............................     3,371
                                                                --------
                                                                  27,837
                                                                --------
            CONSUMER STAPLES -- 1.6%
      54    Alberto-Culver Co. ...............................     2,754
      21    Bare Escentuals, Inc. (G).........................       637
      37    Hansen National Corp. (G).........................     1,171
     107    Jones Soda Co. (D)(G).............................     1,052
      91    Jones Soda Co. PIPE (D)(I)........................       898
                                                                --------
                                                                   6,512
                                                                --------
            ENERGY -- 4.6%
      23    Basic Energy Services, Inc. (D)...................       560
      75    Cabot Oil & Gas Corp. ............................     3,944
      44    CanWest Petroleum Corp. (D).......................       202
     213    Complete Production Services, Inc. (D)(G).........     4,106

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            ENERGY -- (CONTINUED)
     132    Denbury Resources, Inc. (D).......................  $  3,780
      18    ENSCO International, Inc. ........................       877
      14    GMX Resources Inc.................................       566
      18    Goodrich Petroleum Corp. .........................       619
     118    OPTI Canada, Inc. (D).............................     1,883
      84    Western Oil Sands, Inc. Class A (D)...............     2,177
                                                                --------
                                                                  18,714
                                                                --------
            FINANCE -- 10.2%
   1,063    Aberdeen Asset Management plc (A).................     3,570
     201    Admiral Group plc (A).............................     3,552
      26    Affiliated Managers Group, Inc. (G)(D)............     2,620
     112    Allied World Assurance Holdings Ltd. (D)..........     4,681
       6    BOK Financial Corp. ..............................       319
      18    CB Richard Ellis Group, Inc. Class A (D)..........       544
      71    Covanta Holding Corp. (D).........................     1,445
      70    Dade Behring Holdings, Inc. ......................     2,563
      14    Delphi Financial Group Class A....................       565
      18    First Republic Bank...............................       689
      35    Friedman Billings Ramsey Group, Inc. .............       269
      12    Investment Technology Group, Inc. (D).............       579
      20    Jefferies Group, Inc. ............................       572
      70    Nuveen Investments, Inc. Class A..................     3,474
      94    ProAssurance Corp. (D)(G).........................     4,595
      10    Reckson Associates Realty Corp. ..................       459
      62    Services Acquisition Corp. International (D)......       650
      55    Signature Bank (D)(G).............................     1,669
      30    Sterling Bancshares, Inc. ........................       542
      27    Tower Group, Inc. ................................       962
     128    U-Store-It........................................     2,815
     123    Waddell and Reed Financial, Inc. Class A..........     3,147
      14    Wellcare Health Plans, Inc. (D)...................       846
                                                                --------
                                                                  41,127
                                                                --------
            HEALTH CARE -- 11.8%
      14    Abaxis, Inc. (D)..................................       289
       7    Adams Respiratory Therapeutics, Inc. (D)..........       280
     135    Alkermes, Inc. (D)(G).............................     2,261
      42    Amylin Pharmaceuticals, Inc. (D)(G)...............     1,857
      95    Arena Pharmaceuticals, Inc. (D)(G)................     1,450
     127    AtheroGenics, Inc. (D)(G).........................     1,654
      79    Digene Corp. (D)(G)...............................     3,660
      28    DJO, Inc. (D).....................................     1,106
     146    Exelixis, Inc. (D)(G).............................     1,418
      50    Genomic Health, Inc. (D)..........................       820
     456    Hengan International Group Co. Ltd. (A)...........     1,097
     108    Herbalife Ltd. (D)................................     3,953
     200    Human Genome Sciences, Inc. (D)(G)................     2,663
      43    Inverness Medical Innovation......................     1,621
      72    Kyphon, Inc. (D)(G)...............................     2,846
     101    LifePoint Hospitals, Inc. (D)(G)..................     3,601
      88    Medicines Co. (D)(G)..............................     2,288
      48    Medicis Pharmaceutical Corp. Class A..............     1,673
      39    Santarus, Inc. (D)................................       303
      18    Schwarz Pharma AG (A)(G)..........................     2,058
      36    Sunrise Senior Living, Inc. (D)...................     1,108
     169    Symbion, Inc. (D).................................     2,801
      61    Universal Health Services, Inc. Class B...........     3,230
      17    Ventana Medical Systems, Inc. (D).................       687

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
COMMON STOCK -- (CONTINUED)
            HEALTH CARE -- (CONTINUED)
      52    Vertex Pharmaceuticals, Inc. (D)(G)...............  $  2,131
      44    Warner Chilcott Ltd. .............................       574
                                                                --------
                                                                  47,429
                                                                --------
            SERVICES -- 16.2%
      46    Allscripts Healthcare Solutions, Inc. (D).........     1,085
      11    Anixter International, Inc. (D)...................       645
      26    Atheros Communications, Inc. (D)..................       574
      44    Central European Media Enterprises Ltd. (D)(G)....     3,275
      17    Corrections Corp. of America (D)..................       779
     115    DreamWorks Animation SKG, Inc. (D)(G).............     3,049
      70    Factset Research Systems, Inc. ...................     3,587
      90    Focus Media Holding Ltd. ADR (D)(G)...............     4,754
      68    GameTech International, Inc. (D)..................       674
       1    Geo Group, Inc. (D)...............................        30
      26    inVentiv Health Inc. (D)..........................       752
      82    Iron Mountain, Inc. (D)(G)........................     3,555
      71    Jackson Hewitt Tax Service, Inc. .................     2,467
      51    Lamar Advertising Co. (D)(G)......................     2,955
      17    Life Time Fitness, Inc. (D).......................       861
     116    Live Nation, Inc. (D)(G)..........................     2,467
     122    Mentor Graphics Corp. (D)(G)......................     2,055
     201    MoneyGram International, Inc. ....................     6,859
      --    National Technical Systems, Inc...................         1
      26    Orient Express Hotels, Ltd. Class A...............     1,041
     220    Pinnacle Entertainment, Inc. (D)..................     6,644
      77    Priceline.com, Inc. ..............................     3,112
      53    Stericycle, Inc. (D)(G)...........................     3,772
      91    TeleTech Holdings, Inc. (D).......................     1,768
      72    URS Corp. (D).....................................     2,915
      58    Washington Group International, Inc. .............     3,268
      58    WNS Holdings Ltd. ADR (D).........................     1,717
      49    World Wrestling Entertainment, Inc. ..............       823
                                                                --------
                                                                  65,484
                                                                --------
            TECHNOLOGY -- 27.3%
      47    24/7 Real Media, Inc. (D).........................       469
     147    American Reprographics Co. (D)(G).................     5,217
      93    American Tower Corp. Class A (D)..................     3,356
      13    Amphenol Corp. Class A............................       903
     117    Ansys, Inc. (D)(G)................................     5,396
     126    Art Technology Group, Inc. (D)....................       316
      54    Aspen Technology, Inc. (D)........................       539
       8    Baidu.com ADR (G).................................       686
       7    Barco N.V. (A)....................................       566
      22    Belden CDT, Inc. .................................       804
      99    Brocade Communications Systems, Inc. (D)..........       805
      77    Cirrus Logic, Inc. (D)............................       542
      10    CoStar Group, Inc. ...............................       459
      46    Ctrip.Com International Ltd. .....................     2,256
       7    Diodes, Inc. (D)..................................       304
      55    EMCORE Corp. (D)..................................       315
      40    Energy Conversion Devices, Inc. (D)(G)............     1,454
      78    Equinix, Inc. (D)(G)..............................     5,338
       8    FormFactor, Inc. (D)..............................       290
     161    Fossil, Inc. (D)(G)...............................     3,515
      62    Golden Telecom, Inc. .............................     2,282
     102    Hologic, Inc. (D)(G)..............................     4,903
      98    IHS, Inc. (D).....................................     3,397

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            TECHNOLOGY -- (CONTINUED)
     116    Integrated Device Technology, Inc. (D)............  $  1,831
      49    International Rectifier Corp. (D)(G)..............     1,757
      85    Kenexa Corp. (D)(G)...............................     2,740
      68    Leap Wireless International, Inc. (D).............     3,755
      15    MEMC Electronic Materials, Inc. (D)...............       522
      32    Microsemi Corp. (D)...............................       633
      49    Ness Technologies, Inc. ..........................       721
     135    Neustar, Inc. (D)(G)..............................     3,934
      94    Nuance Communications, Inc. (D)...................     1,082
     231    O2Micro International Ltd. ADR (D)(G).............     1,490
     190    Opsware, Inc. (D)(G)..............................     1,729
      30    Power Integrations, Inc. (D)......................       663
     127    QLogic Corp. (D)..................................     2,618
      27    Rackable Systems, Inc. (D)........................       843
     174    Red Hat, Inc. (D)(G)..............................     2,850
     180    Redback Networks, Inc. (D)(G).....................     2,845
     146    S.O.I. Tec, S.A. (D)(A)...........................     4,308
      68    Sirona Dental Systems, Inc. ......................     2,527
      30    Smith Micro Software, Inc. (D)....................       502
      38    Stereotaxis, Inc. (D).............................       458
      59    Syniverse Holdings, Inc. (D)(G)...................       874
      83    Teledyne Technologies, Inc. (D)(G)................     3,447
   1,199    Tencent Holdings Ltd. (A)(G)......................     2,860
     101    THQ, Inc. (D)(G)..................................     3,032
      89    Transaction Systems Architects, Inc. (D)..........     3,017
       6    Trident Microsystems, Inc. (D)....................       131
     222    Trizetto Group, Inc. (D)(G).......................     3,787
      90    VA Software Corp. (D).............................       363
     242    VeriFone Holdings, Inc. (D)(G)....................     7,076
     107    Verint Systems, Inc. (D)..........................     3,501
      22    WebSideStory, Inc. (D)............................       281
                                                                --------
                                                                 110,289
                                                                --------
            TRANSPORTATION -- 6.0%
      81    American Commercial Lines, Inc. (D)(G)............     5,184
       4    American Rail Car Industries, Inc. ...............       117
     118    Copa Holdings S.A. Class A........................     4,454
      74    Florida East Coast Industries, Inc. ..............     4,401
      13    Genesee & Wyoming, Inc. Class A (D)...............       354
     101    GOL Linhas Aereas Inteligentes S.A. ADR...........     3,148
      26    Kansas City Southern (D)..........................       747
     106    Landstar System, Inc. ............................     4,924
      23    Wabtec Corp. .....................................       735
                                                                --------
                                                                  24,064
                                                                --------
            UTILITIES -- 1.1%
      37    NRG Energy, Inc. (D)(G)...........................     1,785
      91    PNM Resources, Inc. ..............................     2,570
                                                                --------
                                                                   4,355
                                                                --------
            Total common stock
              (cost $348,671).................................  $384,439
                                                                --------
INVESTMENT COMPANIES -- 0.9%
      45    iShares Russell 2000 Growth Index Fund
              (cost $3,257)...................................  $  3,495
                                                                --------
            Total investment companies........................  $  3,495
                                                                --------
            Total long-term investments
              (cost $351,928).................................  $387,934
                                                                --------

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD SMALL COMPANY FUND

 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
 SHORT-TERM INVESTMENTS -- 24.2%
            REPURCHASE AGREEMENTS -- 2.6%
 $   926    Bank of America Securities TriParty Joint
              Repurchase Agreement,
              5.31%, 11/01/2006...............................  $    926
   1,931    BNP Paribas Repurchase Agreement,
              5.24%, 11/01/2006...............................     1,931
     545    Credit Suisse Securities TriParty Joint Repurchase
              Agreement,
              5.32%, 11/01/2006...............................       545
      22    Deutsche Bank Securities Joint Repurchase
              Agreement,
              5.25%, 11/01/2006...............................        22
     436    Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              5.30%, 11/01/2006...............................       436
     915    Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              5.32%, 11/01/2006...............................       915
     501    Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              5.29%, 11/01/2006...............................       501
   1,980    RBS Greenwich Repurchase Agreement,
              5.24%, 11/01/2006...............................     1,980
   1,231    UBS Securities TriParty Joint Repurchase
              Agreement,
              5.31%, 11/01/2006...............................     1,231
   1,931    UBS Securities Repurchase Agreement,
              5.24%, 11/01/2006...............................     1,931
                                                                --------
                                                                  10,418
                                                                --------
 SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 21.6%
  87,081    Navigator Prime Portfolio.........................  $ 87,081
                                                                --------
            Total short-term investments
              (cost $97,499)..................................  $ 97,499
                                                                --------
            Total investments in securities
              (cost $449,427) (C).............................  $485,433
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 9.24% of total net assets at October 31, 2006.

  (A) The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at October 31, 2006, was $23,157, which represents 5.74% of total net assets.

  (C) At October 31, 2006, the cost of securities for federal income tax purposes was $451,173 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation............................  $41,863
      Unrealized depreciation............................   (7,603)
                                                           -------
      Net unrealized appreciation........................  $34,260
                                                           =======

  (D) Currently non-income producing.

  (G) Security is partially on loan at October 31, 2006.

  (H) The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

      PERIOD                                                   COST
      ACQUIRED                SHARES          SECURITY         BASIS
      --------                ------          --------         -----
      June-July 2006            86     Urasia Energy Ltd       $209

     The aggregate value of these securities at October 31, 2006 was $235, which represents 0.06% of total net assets.

  (I) Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at October 31, 2006, was $898, which represents 0.22% of total net assets.

  (W) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

       FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT OCTOBER 31, 2006

                                                                                                                     UNREALIZED
                                                                MARKET         CONTRACT          DELIVERY           APPRECIATION
DESCRIPTION                                 TRANSACTION         VALUE           AMOUNT             DATE            (DEPRECIATION)
-----------                                 -----------         ------         --------         ----------         --------------
British Pound                                  Buy               $ 18            $ 18           11/02/2006              $--
British Pound                                  Buy                449             449           11/03/2006               --
Euro                                           Sell                82              82           11/02/2006               --
Euro                                           Sell               181             181           11/02/2006               --
Euro                                           Sell               508             506           11/01/2006               (2)
Euro                                           Sell               118             118           11/03/2006               --
                                                                                                                        ---
                                                                                                                        $(2)
                                                                                                                        ===

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD SMALLCAP GROWTH FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
 COMMON STOCK -- 96.0%
            BASIC MATERIALS -- 7.4%
      36    Carpenter Technology Corp. .......................  $  3,820
      34    Century Aluminum Co. (D)..........................     1,327
      64    Chaparral Steel Co. (D)...........................     2,678
     147    Cleveland-Cliffs, Inc. (G)........................     6,208
      76    Eagle Materials, Inc. ............................     2,789
      85    Insteel Industries, Inc. .........................     1,525
      56    Mueller Industries, Inc. .........................     2,050
     102    PW Eagle, Inc. (G)................................     3,625
     281    Select Comfort Corp. (D)(G).......................     6,009
      75    Sun Hydraulics Corp. .............................     1,617
     128    Tempur-Pedic International, Inc. (D)(G)...........     2,525
      81    Timken Co. .......................................     2,434
      72    UAP Holding Corp. ................................     1,810
      52    VeraSun Energy Corp. (D)(G).......................       954
                                                                --------
                                                                  39,371
                                                                --------
            CAPITAL GOODS -- 4.7%
      28    Armor Holdings, Inc. (D)..........................     1,441
      29    Briggs & Stratton Corp. ..........................       732
      28    Cascade Corp. ....................................     1,413
      99    Graco, Inc. ......................................     4,035
      48    Lennox International, Inc. .......................     1,286
      24    Lone Star Technologies, Inc. (D)..................     1,168
      76    Nordson Corp. ....................................     3,509
     135    Steelcase, Inc. ..................................     2,240
      98    Tennant Co. ......................................     2,704
      53    Toro Co. .........................................     2,266
     111    Varian Semiconductor Equipment Associates, Inc.
              (D).............................................     4,032
                                                                --------
                                                                  24,826
                                                                --------
            CONSUMER CYCLICAL -- 12.0%
      53    Aeropostale, Inc. (D).............................     1,550
      50    Albany International Corp. Class A................     1,691
     100    American Woodmark Corp. (G).......................     3,688
      68    Applied Industrial Technologies, Inc. ............     1,954
     483    Arris Group, Inc. (D).............................     6,466
      62    Be Aerospace, Inc. (D)............................     1,560
      66    Bon-Ton Stores, Inc. (G)..........................     2,343
     173    Christopher & Banks Corp. ........................     4,657
      49    Dress Barn, Inc. .................................     1,064
     210    DSW, Inc. (D)(G)..................................     7,249
      66    First Cash Financial Services, Inc. ..............     1,431
      72    Genesco, Inc. (D).................................     2,701
      40    McGrath RentCorp..................................     1,067
      75    Noble International Ltd. .........................     1,329
      68    Phillips-Van Heusen Corp. ........................     3,093
     146    PSS World Medical, Inc. (D).......................     2,940
      54    RARE Hospitality International, Inc. (D)..........     1,711
     224    Skechers U.S.A., Inc. Class A (D).................     6,682
      37    Stanley Furniture Co., Inc. ......................       820
     177    Talbots, Inc. ....................................     4,974
     220    True Religion Apparel, Inc. (G)...................     4,763
                                                                --------
                                                                  63,733
                                                                --------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            ENERGY -- 4.8%
     108    Cabot Oil & Gas Corp. ............................  $  5,733
      96    Delek US Holdings, Inc. (D).......................     1,785
      57    Encore Acquisition Co. (D)........................     1,432
     152    Frontier Oil Corp. ...............................     4,478
     309    Grey Wolf, Inc. (D)...............................     2,162
     300    Meridian Resource Corp. (D).......................     1,008
      98    Pioneer Drilling Co. (D)..........................     1,292
     457    Seitel, Inc. (D)..................................     1,581
      50    St. Mary Land & Exploration Co. ..................     1,857
      32    Swift Energy Co. (D)..............................     1,495
      33    Trico Marine Services, Inc. (D)...................     1,132
      54    W&T Offshore, Inc. ...............................     1,810
                                                                --------
                                                                  25,765
                                                                --------
            FINANCE -- 10.6%
      76    Advance America Cash Advance Centers, Inc. .......     1,142
      80    Advanta Corp. Class B.............................     3,135
      73    Arch Capital Group Ltd. (D).......................     4,706
     152    Aspen Insurance Holdings Ltd. ....................     3,763
      18    City Holding Co. .................................       698
      76    CompuCredit Corp. (D)(G)..........................     2,652
      77    Corus Bankshares, Inc. ...........................     1,589
      69    DiamondRock Hospitality, Co. .....................     1,171
      29    Ehealth, Inc. (G).................................       646
     182    Encore Capital Group, Inc. (G)....................     2,548
      48    First Community Bancorp, Inc. ....................     2,588
     152    Hersha Hospitality Trust..........................     1,662
     256    Highland Hospitality Corp. .......................     3,538
     379    Impac Mortgage Holdings, Inc. (G).................     3,590
     125    IndyMac Bancorp, Inc. ............................     5,680
      73    Maguire Properties, Inc. .........................     3,126
      41    Molina Healthcare, Inc. (D).......................     1,601
     145    Net 1 UEPS Technologies, Inc. (D).................     3,569
      79    Northstar Realty Finance Corp. ...................     1,191
     196    Strategic Hotels & Resorts, Inc. .................     4,158
      38    Sunstone Hotel Investors, Inc. ...................     1,117
      16    Taylor Capital Group, Inc. .......................       551
      38    Wellcare Health Plans, Inc. (D)...................     2,256
                                                                --------
                                                                  56,677
                                                                --------
            HEALTH CARE -- 15.3%
     112    Acadia Pharmaceuticals, Inc. (D)..................     1,059
     346    Alkermes, Inc. (D)................................     5,816
     105    Amylin Pharmaceuticals, Inc. (D)..................     4,607
     256    Applera Corp. -- Celera Genomics Group (D)........     3,972
     147    Ciphergen Biosystems, Inc. (D)....................       157
      60    Connetics Corp. (D)...............................     1,017
     448    CV Therapeutics, Inc. (D)(G)......................     5,798
     120    Cytokinetics, Inc. (D)............................       876
     329    Encysive Pharmaceuticals, Inc. (D)(G).............     1,567
     346    Exelixis, Inc. (D)................................     3,358
     138    Human Genome Sciences, Inc. (D)(G)................     1,846
     138    Immucor, Inc. ....................................     3,788
     141    Incyte Corp. (D)..................................       671
      37    Longs Drug Stores Corp. ..........................     1,588
      56    Luminex Corp. (D).................................       904

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD SMALLCAP GROWTH FUND

 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
COMMON STOCK -- (CONTINUED)
            HEALTH CARE -- (CONTINUED)
     106    Magellan Health Services, Inc. (D)................  $  4,626
      68    Mannatech, Inc. (G)...............................     1,071
      51    Meridian Bioscience, Inc. ........................     1,178
     693    NPS Pharmaceuticals, Inc. (D)(G)..................     3,271
     114    Nu Skin Enterprises, Inc. Class A.................     2,174
     199    Onyx Pharmaceuticals, Inc. (D)(G).................     3,741
      60    OSI Pharmaceuticals, Inc. (D)(G)..................     2,312
     167    Perrigo Co. ......................................     2,989
      59    Pharmion Corp. (D)................................     1,435
     311    Regeneron Pharmaceuticals, Inc. (D)...............     6,228
     279    Rigel Pharmaceuticals, Inc. (D)...................     3,090
      70    Salix Pharmaceuticals Ltd. (D)....................       937
      99    Sciele Pharma, Inc. (D)...........................     2,155
     155    STERIS Corp. .....................................     3,775
      80    Wright Medical Group, Inc. (D)....................     1,977
      38    Zoll Medical Corp. (D)............................     1,478
     114    Zymogenetics, Inc. (D)............................     1,826
                                                                --------
                                                                  81,287
                                                                --------
            SERVICES -- 13.6%
      56    Advisory Board Co. (D)............................     3,087
      54    Allscripts Healthcare Solutions, Inc. (D).........     1,283
     298    BISYS Group, Inc. (D).............................     3,286
      80    Central European Media Enterprises Ltd. (D).......     5,928
      64    Cerner Corp. (D)(G)...............................     3,102
     120    Cumulus Media, Inc. Class A (D)(G)................     1,282
      43    Factset Research Systems, Inc. ...................     2,209
     153    Gevity HR, Inc. ..................................     3,447
     245    Global Imaging Systems, Inc. (D)..................     5,327
      74    Healthspring, Inc. (D)............................     1,486
      50    Hub Group, Inc. ..................................     1,355
     111    Imergent, Inc. (D)(G).............................     1,857
     121    ITT Educational Services, Inc. (D)................     8,357
     172    Jack Henry & Associates, Inc. ....................     3,757
      23    John H. Harland Co. ..............................       924
      96    Live Nation, Inc. (D).............................     2,032
      78    Martha Stewart Living Omnimedia, Inc. (G).........     1,643
     187    Mediacom Communications Corp. (D).................     1,560
      51    MoneyGram International, Inc. ....................     1,738
      40    MTS Systems Corp. ................................     1,338
      95    Parametric Technology Corp. (D)...................     1,851
     131    Perot Systems Corp. Class A (D)...................     1,934
      60    Per-Se Technologies, Inc. (D).....................     1,464
     131    Plexus Corp. (D)..................................     2,872
     311    Premiere Global Services, Inc. (D)................     2,589
      65    Resources Connection, Inc. (D)....................     1,890
       9    Stanley, Inc. (D).................................       160
      48    Watson Wyatt Worldwide, Inc. .....................     2,145
      95    Wright Express Corp. (D)..........................     2,606
                                                                --------
                                                                  72,509
                                                                --------
            TECHNOLOGY -- 23.1%
      45    A.O. Smith Corp. .................................     1,568
      38    Actuant Corp. Class A.............................     1,951

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            TECHNOLOGY -- (CONTINUED)
     135    Acuity Brands, Inc. ..............................  $  6,673
      93    Acxiom Corp. .....................................     2,309
     274    Advanced Energy Industries, Inc. (D)..............     4,299
     457    Amkor Technology, Inc. (D)........................     3,155
      50    Ansys, Inc. (D)...................................     2,314
      96    Benchmark Electronics, Inc. (D)...................     2,543
     110    Blackbaud, Inc. ..................................     2,745
     447    Brocade Communications Systems, Inc. (D)..........     3,623
     107    Candela Corp. (D).................................     1,509
     330    Cirrus Logic, Inc. (D)............................     2,331
     181    CSG Systems International, Inc. (D)(G)............     4,875
      98    Diodes, Inc. (D)..................................     4,303
     185    Eagle Test Systems, Inc. (D)......................     3,247
     123    eFunds Corp. (D)..................................     3,040
      18    Equinix, Inc. (D).................................     1,238
       5    Exlservice Holdings, Inc. (D).....................        94
      78    FuelCell Energy, Inc. (D)(G)......................       514
   1,175    Gemstar-TV Guide International, Inc. (D)..........     4,088
     112    Golden Telecom, Inc. .............................     4,160
      47    Interdigital Communications Corp. ................     1,681
      24    International Rectifier Corp. (D).................       849
      35    Intervoice, Inc. (D)..............................       215
     251    iPass, Inc. (D)(G)................................     1,337
     174    j2 Global Communications, Inc. (D)(G).............     4,766
     118    Komag, Inc. (D)(G)................................     4,514
      82    Lamson & Sessions Co. (D)(G)......................     1,783
     210    Micrel, Inc. (D)..................................     2,340
      33    MicroStrategy, Inc. (D)(G)........................     3,986
      64    Multi-Fineline Electronix, Inc. (D)(G)............     1,543
      46    Neustar, Inc. (D).................................     1,341
     102    Novatel, Inc. (D).................................     3,802
     129    OmniVision Technologies, Inc. (D)(G)..............     2,125
     102    Palomar Medical Technologies, Inc. (D)(G).........     4,780
     181    Portalplayer, Inc. (D)(G).........................     2,182
      62    Regal-Beloit Corp. ...............................     3,056
     255    Silicon Image, Inc. (D)...........................     3,013
      71    Sybase, Inc. (D)..................................     1,722
      71    Syniverse Holdings, Inc. (D)......................     1,047
      21    Transaction Systems Architects, Inc. (D)..........       701
      63    Travelzoo, Inc. (G)...............................     2,065
      64    Trident Microsystems, Inc. (D)....................     1,347
     283    Trizetto Group, Inc. (D)..........................     4,840
      35    United Industrial Corp. ..........................     1,584
     306    United Online, Inc. ..............................     4,140
     152    Vishay Intertechnology, Inc. (D)..................     2,044
                                                                --------
                                                                 123,382
                                                                --------
            TRANSPORTATION -- 4.5%
      95    American Commercial Lines, Inc. (D)...............     6,062
      73    Freighter America, Inc. (G).......................     3,871
      77    General Maritime Corp. (G)........................     2,805
     297    Knight Transportation, Inc. ......................     5,420
      89    Old Dominion Freight Line, Inc. (D)...............     2,462

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
COMMON STOCK -- (CONTINUED)
            TRANSPORTATION -- (CONTINUED)
      25    Thor Industries, Inc. ............................  $  1,087
     112    Werner Enterprises, Inc. .........................     2,062
                                                                --------
                                                                  23,769
                                                                --------
            Total common stock
              (cost $481,201).................................  $511,319
                                                                --------
PRINCIPAL
 AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 20.2%
            REPURCHASE AGREEMENT -- 3.7%
 $19,495    Deutsche Bank Repurchase Agreement,
              5.25%, 11/01/2006...............................  $ 19,495
                                                                --------
 SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 16.4%
  87,207    BNY Institutional Cash Reserve Fund...............  $ 87,207
                                                                --------
PRINCIPAL
 AMOUNT
---------
            US TREASURY BILL -- 0.1%
 $   750    U.S. Treasury Bill,
              4.90%, 12/07/2006 (M)(S)........................  $    746
                                                                --------
            Total short-term investments
              (cost $107,448).................................  $107,448
                                                                --------
            Total investments in securities
              (cost $588,649) (C).............................  $618,767
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 0.71% of total net assets at October 31, 2006.

  (C) At October 31, 2006, the cost of securities for federal income tax purposes was $589,714 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation........................  $ 52,851
      Unrealized depreciation........................   (23,798)
                                                       --------
      Net unrealized appreciation....................  $ 29,053
                                                       ========

  (D) Currently non-income producing.

  (G) Security is partially on loan at October 31, 2006.

  (M) The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

  (W) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

  (S) Security pledged as initial margin deposit for open futures contracts at October 31, 2006.

               FUTURES CONTRACTS OUTSTANDING AT OCTOBER 31, 2006

                                                                        UNREALIZED
                             NUMBER OF                                 APPRECIATION
      DESCRIPTION            CONTRACTS   POSITION     EXPIRATION      (DEPRECIATION)
      -----------            ---------   --------     ----------      --------------
      Russell Mini Futures      78         Long      December 2006         $335
                                                                           ====

   These contracts had a market value of $6,014 as of October 31, 2006.

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD STOCK FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
 COMMON STOCK -- 99.5%
            BASIC MATERIALS -- 5.7%
     598    Alcoa, Inc. ......................................  $   17,297
     173    Cameco Corp. .....................................       6,063
     470    Companhia Vale do Rio Doce ADR (G)................      11,967
     329    Dow Chemical Co. .................................      13,436
     160    E.I. DuPont de Nemours & Co. .....................       7,328
     297    Mittal Steel Co. (G)..............................      12,684
                                                                ----------
                                                                    68,775
                                                                ----------
            CAPITAL GOODS -- 3.8%
     285    American Standard Cos., Inc. .....................      12,640
     204    Boeing Co. .......................................      16,307
     135    Deere & Co. ......................................      11,501
     110    Goodrich Corp. ...................................       4,854
                                                                ----------
                                                                    45,302
                                                                ----------
            CONSUMER CYCLICAL -- 8.1%
     289    Altria Group, Inc. ...............................      23,480
     479    D.R. Horton, Inc. ................................      11,211
     313    eBay, Inc. (D)(G).................................      10,066
     122    Federated Department Stores, Inc. ................       5,353
     510    Gap, Inc. ........................................      10,727
     321    Home Depot, Inc. .................................      11,983
     111    Toyota Motor Corp. (A)............................       6,554
     356    Wal-Mart Stores, Inc. ............................      17,558
                                                                ----------
                                                                    96,932
                                                                ----------
            CONSUMER STAPLES -- 5.3%
     103    Clorox Co. .......................................       6,669
       1    Japan Tobacco, Inc. (A)...........................       4,622
     305    PepsiCo, Inc. ....................................      19,375
     319    Procter & Gamble Co. .............................      20,190
     518    Unilever N.V. NY Shares...........................      12,531
                                                                ----------
                                                                    63,387
                                                                ----------
            ENERGY -- 5.3%
     284    EnCana Corp. (G)..................................      13,506
     285    Exxon Mobil Corp. ................................      20,355
     510    Halliburton Co. ..................................      16,492
     298    Williams Cos., Inc. ..............................       7,283
     127    XTO Energy, Inc. .................................       5,930
                                                                ----------
                                                                    63,566
                                                                ----------
            FINANCE -- 21.1%
     325    Aegon N.V. (A)....................................       5,979
     446    American International Group, Inc. ...............      29,941
     631    Bank of America Corp. ............................      33,981
     150    Capital One Financial Corp. ......................      11,907
     712    Citigroup, Inc. ..................................      35,729
     383    Countrywide Financial Corp. ......................      14,604
     471    E*Trade Financial Corp. (D).......................      10,970
     146    Federal Home Loan Mortgage Corp. .................      10,100
      41    Goldman Sachs Group, Inc. ........................       7,724
     126    ING Groep N.V. ADR................................       5,568
      --    Mitsubishi UFJ Financial Group, Inc. (A)..........       6,165
     104    Muenchener Rueckversicherungs-Gesellschaft AG
              (A).............................................      16,848

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            FINANCE -- (CONTINUED)
     162    State Street Corp. ...............................  $   10,380
     387    UBS AG............................................      23,168
     495    UnitedHealth Group, Inc. .........................      24,161
     324    Western Union Co. ................................       7,151
                                                                ----------
                                                                   254,376
                                                                ----------
            HEALTH CARE -- 12.1%
     345    Abbott Laboratories...............................      16,372
     212    Amgen, Inc. (D)...................................      16,116
   1,137    Boston Scientific Corp. (D).......................      18,086
     795    Bristol-Myers Squibb Co. .........................      19,676
     119    Cardinal Health, Inc. ............................       7,789
     797    Elan Corp. plc ADR (D)(G).........................      11,535
     337    Eli Lilly & Co. ..................................      18,894
     391    Sanofi-Aventis S.A. ADR...........................      16,683
     580    Schering-Plough Corp. ............................      12,839
     393    Shionogi & Co., Ltd. (A)..........................       7,874
                                                                ----------
                                                                   145,864
                                                                ----------
            SERVICES -- 9.8%
     351    Accenture Ltd. Class A............................      11,551
     174    Autodesk, Inc. (D)................................       6,409
     104    Fluor Corp. ......................................       8,180
     169    Monster Worldwide, Inc. (D).......................       6,830
   1,511    Sun Microsystems, Inc. (D)(G).....................       8,205
     637    Time Warner, Inc. ................................      12,740
     387    United Parcel Service, Inc. Class B (G)...........      29,123
     362    Viacom, Inc. Class B (D)..........................      14,091
     307    Walt Disney Co. ..................................       9,668
     893    XM Satellite Radio Holdings, Inc. Class A
              (D)(G)..........................................      10,412
                                                                ----------
                                                                   117,209
                                                                ----------
            TECHNOLOGY -- 27.8%
     310    Adobe Systems, Inc. (D)...........................      11,873
     134    American Tower Corp. Class A (D)..................       4,819
     871    AT&T, Inc. (G)....................................      29,820
     565    Broadcom Corp. Class A (D)(G).....................      17,115
   1,152    Cisco Systems, Inc. (D)...........................      27,803
   1,758    EMC Corp. (D).....................................      21,533
     337    First Data Corp. .................................       8,175
     993    Flextronics International Ltd. (D)................      11,518
   1,637    General Electric Co. .............................      57,461
      42    Google, Inc. (D)..................................      19,865
     531    Marvell Technology Group Ltd. (D).................       9,710
     470    Maxim Integrated Products, Inc. ..................      14,096
     585    Medtronic, Inc. ..................................      28,492
     904    Microsoft Corp. ..................................      25,954
     534    Oracle Corp. (D)..................................       9,859
       2    Samsung Electronics Co., Ltd. (A).................       1,228
     238    Sharp Corp. (A)...................................       4,236
     975    Sprint Nextel Corp. ..............................      18,227
     506    Yahoo!, Inc. (D)(G)...............................      13,328
                                                                ----------
                                                                   335,112
                                                                ----------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            UTILITIES -- 0.5%
      47    E.On AG (A).......................................  $    5,635
                                                                ----------
            Total common stock
              (cost $1,124,843)...............................  $1,196,158
                                                                ----------
PRINCIPAL
 AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 8.9%
            REPURCHASE AGREEMENTS -- 0.6%
 $ 1,533    Bank of America Securities TriParty Joint
              Repurchase Agreement,
              5.31%, 11/01/2006...............................  $    1,533
     902    Credit Suisse Securities TriParty Joint Repurchase
              Agreement,
              5.32%, 11/01/2006...............................         902
      36    Deutsche Bank Securities Joint Repurchase
              Agreement,
              5.25%, 11/01/2006...............................          36
     721    Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              5.30%, 11/01/2006...............................         721
   1,515    Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              5.32%, 11/01/2006...............................       1,515
     829    Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              5.29%, 11/01/2006...............................         829
   2,038    UBS Securities TriParty Joint Repurchase
              Agreement,
              5.31%, 11/01/2006...............................       2,038
                                                                ----------
                                                                     7,574
                                                                ----------
                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 8.3%
  99,232    BNY Institutional Cash Reserve Fund...............  $   99,232
                                                                ----------
            Total short-term investments
              (cost $106,806).................................  $  106,806
                                                                ----------
            Total investments in securities
              (cost $1,231,649) (C)...........................  $1,302,964
                                                                ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 14.38% of total net assets at October 31, 2006.

  (A) The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at October 31, 2006, was $59,141, which represents 4.92% of total net assets.

  (C) At October 31, 2006, the cost of securities for federal income tax purposes was $1,248,951 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation........................  $ 90,974
      Unrealized depreciation........................   (36,961)
                                                       --------
      Net unrealized appreciation....................  $ 54,013
                                                       ========

  (D) Currently non-income producing.

  (G) Security is partially on loan at October 31, 2006.

  (W) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

       FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT OCTOBER 31, 2006

                                                                                                                     UNREALIZED
                                                                 MARKET         CONTRACT         DELIVERY           APPRECIATION
DESCRIPTION                                  TRANSACTION         VALUE           AMOUNT            DATE            (DEPRECIATION)
-----------                                  -----------         ------         --------         --------          --------------
Japanese Yen                                    Buy              $ 420           $  414          11/01/2006             $ 6
Japanese Yen                                    Buy              3,224            3,215          11/02/2006               9
Japanese Yen                                    Buy              1,767            1,754          11/06/2006              13
                                                                                                                        ---
                                                                                                                        $28
                                                                                                                        ===

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD TARGET RETIREMENT 2010 FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
AFFILIATED INVESTMENT COMPANIES -- 98.5%
EQUITY FUNDS -- 53.8%
     6      Hartford Capital Appreciation Fund, Class Y.......    $  266
    14      Hartford Disciplined Equity Fund, Class Y.........       192
     2      Hartford Equity Income Fund, Class Y..............        21
     3      Hartford Global Leaders Fund, Class Y.............        53
     2      Hartford Growth Fund, Class Y (D).................        29
     1      Hartford Growth Opportunities Fund, Class Y.......        30
     2      Hartford International Capital Appreciation Fund,
              Class Y.........................................        28
     4      Hartford International Opportunities Fund, Class
              Y...............................................        63
     4      Hartford International Small Company Fund, Class
              Y...............................................        71
     2      Hartford MidCap Value Fund, Class Y...............        26
     2      Hartford Select MidCap Growth Fund, Class Y.......        27
     2      Hartford Select MidCap Value Fund, Class Y........        26
     6      Hartford Select SmallCap Value Fund, Class Y
              (D).............................................        67
     2      Hartford Small Company Fund, Class Y (D)..........        51
     2      Hartford SmallCap Growth Fund, Class Y (D)........        57
    17      Hartford Value Fund, Class Y......................       216
     5      Hartford Value Opportunities Fund, Class Y........        97
                                                                  ------
            Total equity funds
              (cost $1,284)...................................    $1,320
                                                                  ------
FIXED INCOME FUNDS -- 44.7%
    13      Hartford Floating Rate Fund, Class Y..............       134
    11      Hartford High Yield Fund, Class Y.................        89
    11      Hartford Income Fund, Class Y.....................       112
    21      Hartford Inflation Plus Fund, Class Y.............       220
    26      Hartford Short Duration Fund, Class Y.............       256
    21      Hartford Total Return Bond Fund, Class Y..........       226
     6      Hartford U.S. Government Securities Fund, Class
              Y...............................................        61
                                                                  ------
            Total fixed income funds
              (cost $1,089)...................................    $1,098
                                                                  ------
            Total investments in affiliated investment
              companies
              (cost $2,373) (C)...............................    $2,418
                                                                  ======

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

  (C) At October 31, 2006, the cost of securities for federal income tax purposes was $2,373 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation.............................  $49
      Unrealized depreciation.............................   (4)
                                                            ---
      Net unrealized appreciation.........................  $45
                                                            ===

  (D) Currently non-income producing.

  (W) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD TARGET RETIREMENT 2020 FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
AFFILIATED INVESTMENT COMPANIES -- 98.7%
EQUITY FUNDS -- 63.3%
    10      Hartford Capital Appreciation Fund, Class Y.......    $  402
    15      Hartford Disciplined Equity Fund, Class Y.........       206
     4      Hartford Equity Income Fund, Class Y..............        50
     7      Hartford Global Leaders Fund, Class Y.............       134
     2      Hartford Growth Fund, Class Y (D).................        42
     1      Hartford Growth Opportunities Fund, Class Y.......        43
     1      Hartford International Capital Appreciation Fund,
              Class Y.........................................        12
     2      Hartford International Opportunities Fund, Class
              Y...............................................        41
     6      Hartford International Small Company Fund, Class
              Y...............................................       106
     1      Hartford MidCap Value Fund, Class Y...............         8
     1      Hartford Select MidCap Growth Fund, Class Y.......        12
     2      Hartford Select Midcap Value Fund, Class Y........        28
    --      Hartford Select Smallcap Growth Fund, Class Y
              (D).............................................         2
     1      Hartford Select Smallcap Value Fund, Class Y
              (D).............................................        16
     4      Hartford Small Company Fund, Class Y (D)..........        81
     3      Hartford SmallCap Growth Fund, Class Y (D)........        80
    29      Hartford Value Fund, Class Y......................       377
     6      Hartford Value Opportunities Fund, Class Y........       110
                                                                  ------
            Total equity funds
              (cost $1,672)...................................    $1,750
                                                                  ------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
FIXED INCOME FUNDS -- 35.4%
    13      Hartford Floating Rate Fund, Class Y..............    $  132
     3      Hartford High Yield Fund, Class Y.................        27
    25      Hartford Income Fund, Class Y.....................       254
    11      Hartford Inflation Plus Fund, Class Y.............       116
    28      Hartford Short Duration Fund, Class Y.............       275
    16      Hartford Total Return Bond Fund, Class Y..........       175
                                                                  ------
            Total fixed income funds
              (cost $974).....................................    $  979
                                                                  ------
            Total investments in affiliated investment
              companies
              (cost $2,646) (C)...............................    $2,729
                                                                  ======

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

  (C) At October 31, 2006, the cost of securities for federal income tax purposes was $2,647 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation.............................  $82
      Unrealized depreciation.............................   --
                                                            ---
      Net unrealized appreciation.........................  $82
                                                            ===

  (D) Currently non-income producing.

  (W) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD TARGET RETIREMENT 2030 FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
AFFILIATED INVESTMENT COMPANIES -- 98.0%
EQUITY FUNDS -- 76.6%
     9      Hartford Capital Appreciation Fund, Class Y.......    $  361
    20      Hartford Disciplined Equity Fund, Class Y.........       266
     4      Hartford Equity Income Fund, Class Y..............        56
    10      Hartford Global Leaders Fund, Class Y.............       193
     1      Hartford Growth Fund, Class Y (D).................        12
     2      Hartford Growth Opportunities Fund, Class Y.......        73
     1      Hartford International Capital Appreciation Fund,
              Class Y.........................................         8
    --      Hartford International Opportunities Fund, Class
              Y...............................................         5
     5      Hartford International Small Company Fund, Class
              Y...............................................        80
    --      Hartford MidCap Value Fund, Class Y...............         6
     1      Hartford Select MidCap Growth Fund, Class Y.......        12
     1      Hartford Select MidCap Value Fund, Class Y........        16
     5      Hartford Select SmallCap Growth Fund, Class Y
              (D).............................................        49
    --      Hartford Select SmallCap Value Fund, Class Y......         1
     8      Hartford Small Company Fund, Class Y (D)..........       181
     3      Hartford SmallCap Growth Fund, Class Y (D)........        81
    17      Hartford Value Fund, Class Y......................       223
     7      Hartford Value Opportunities Fund, Class Y........       121
                                                                  ------
            Total equity funds
              (cost $1,665)...................................    $1,744
                                                                  ------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
FIXED INCOME FUNDS -- 21.4%
     3      Hartford Income Fund, Class Y.....................    $   28
    11      Hartford Inflation Plus Fund, Class Y.............       112
    16      Hartford Short Duration Fund, Class Y.............       157
    18      Hartford Total Return Bond Fund, Class Y..........       189
                                                                  ------
            Total fixed income funds
              (cost $483).....................................    $  486
                                                                  ------
            Total investments in affiliated investment
              companies
              (cost $2,148) (C)...............................    $2,230
                                                                  ======

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

  (C) At October 31, 2006, the cost of securities for federal income tax purposes was $2,148 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation.............................  $82
      Unrealized depreciation.............................   --
                                                            ---
      Net unrealized appreciation.........................  $82
                                                            ===

  (D) Currently non-income producing.

  (W) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD TAX-FREE CALIFORNIA FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
 MUNICIPAL BONDS -- 94.8%
            GENERAL OBLIGATIONS -- 10.2%
 $  870     California GO,
              4.75%, 09/01/2028...............................   $   893
    900     California Kindergarten University GO,
              3.45%, 05/01/2034 (L)...........................       900
    600     Covina Valley, CA, USD GO,
              4.38%, 08/01/2027...............................       603
    400     Grant, CA, USD GO,
              4.38%, 08/01/2031...............................       396
    250     Puerto Rico Commonwealth Ref GO,
              5.00%, 07/01/2030...............................       264
                                                                 -------
                                                                   3,056
                                                                 -------
            HEALTH CARE/SERVICES -- 5.2%
    200     California ABAG FA for Non-Profit Corp., San Diego
              Hospital Assoc,
              5.38%, 03/01/2021...............................       211
    250     California Health Fac FA, Catholic Healthcare
              West,
              5.25%, 07/01/2023...............................       266
    300     California Public Works Board, Dept of Health
              Services Richmond Lab,
              5.00%, 11/01/2030...............................       316
    200     California Public Works Board, Dept of Mental
              Health Patton,
              5.38%, 04/01/2028...............................       213
    250     California State Community DA, Health Services
              Rev,
              6.00%, 10/01/2023...............................       277
    250     California Statewide Community DA, Daughters of
              Charity Health,
              5.25%, 07/01/2030...............................       264
                                                                 -------
                                                                   1,547
                                                                 -------
            HIGHER EDUCATION (UNIV., DORMS, ETC.) -- 17.6%
    200     California Educational Fac Auth Rev,
              5.00%, 01/01/2025...............................       207
    630     California Educational Fac Auth Rev,
              5.00%, 04/01/2030...............................       655
    455     California Educational Fac Auth Rev,
              5.00%, 10/01/2025...............................       472
    300     California Educational Fac Auth Rev,
              5.00%, 12/01/2025...............................       312
    180     California Educational Fac Auth, La Verne
              University,
              5.00%, 06/01/2031...............................       185
    750     California Educational Fac Auth, University of the
              Pacific,
              5.00%, 11/01/2036...............................       780
    175     California State Community DA,
              4.88%, 10/01/2035...............................       176
    250     California State Community DA, John F. Kennedy
              University Rev,
              6.75%, 10/01/2033...............................       264
  1,000     California State University Rev,
              5.00%, 11/01/2028...............................     1,064

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
            HIGHER EDUCATION -- (CONTINUED)
 $1,895     Chabot-Las Positas, CA, Community College
              District,
              5.05%, 08/01/2033 (M)(Q)........................   $   513
    250     Hemet, CA, USD,
              5.13%, 09/01/2036 (Q)...........................       252
    250     Poway, CA, USD Special Tax,
              5.13%, 09/01/2026...............................       256
    110     University Virgin Islands,
              5.00%, 12/01/2021...............................       114
                                                                 -------
                                                                   5,250
                                                                 -------
            HOUSING (HFA'S, ETC.) -- 2.8%
    650     California Economic Recovery,
              3.59%, 01/01/2012 (L)...........................       650
    200     Riverside County California Public FA,
              4.50%, 10/01/2037 (Q)...........................       199
                                                                 -------
                                                                     849
                                                                 -------
            LAND DEVELOPMENT -- 6.4%
    350     Burbank, CA, FA Rev, South San Fernando Redev
              Proj,
              5.50%, 12/01/2023...............................       369
    400     Fontana, CA, Redev Agency, Tax Allocation Ref
              Jurupa Hills Redev Proj,
              5.50%, 10/01/2027...............................       412
    295     Manhattan Beach, CA, Improvement BD Act,
              5.00%, 09/02/2026...............................       304
    250     Oakland, CA, Redev Agency, Colliseum Area Tax
              Allocation,
              5.25%, 09/01/2033...............................       275
    200     San Diego, CA, Redev Agency, Centre City Sub Pkg,
              5.25%, 09/01/2026...............................       205
    150     San Diego, CA, Redev Agency, Tax Allocation North
              Bay Redev Proj,
              5.60%, 09/01/2017...............................       157
    175     San Diego, CA, Redev Agency, Tax Allocation North
              Park Redev Proj,
              5.30%, 09/01/2016...............................       182
                                                                 -------
                                                                   1,904
                                                                 -------
            MISCELLANEOUS -- 30.8%
    100     Azusa, CA, Special Tax Community Fac Dist #1
              Mountain Cove,
              5.75%, 09/01/2021...............................       105
     50     Beaumont, CA, FA Rev,
              7.25%, 09/01/2020...............................        54
    500     California Infrastructure & Econ Dev, Bay Area
              Toll Bridges GO FSA,
              5.00%, 07/01/2022...............................       566
    200     California Kings River Conservation Dist, Rev Ref
              Partner Peaking Proj,
              5.00%, 05/01/2013...............................       212
    650     Chico, CA, Redevelopment Agency Tax Allocation,
              5.00%, 04/01/2027...............................       691

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD TAX-FREE CALIFORNIA FUND

 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
MUNICIPAL BONDS -- (CONTINUED)
            MISCELLANEOUS -- (CONTINUED)
 $  225     Chino, CA, Community Fac District Special Tax,
              5.00%, 09/01/2036...............................   $   227
    400     Contra Costa County, CA, Public FA Tax Allocation,
              5.63%, 08/01/2033...............................       423
    200     Elk Grove, CA, Special Tax East Franklin
              Community,
              5.85%, 08/01/2036...............................       207
    250     Escondido, California,
              5.15%, 09/01/2036 (Q)...........................       252
    400     Huntington Park, CA, Public FA Rev Ref,
              5.25%, 09/01/2019...............................       447
    300     Indio, CA, Community Fac Dist,
              5.05%, 09/01/2026...............................       302
    135     Indio, CA, Public FA Rev Local Agency,
              5.00%, 09/02/2014...............................       138
     57     Indio, CA, Public Improvement Act Special Assess
              #2002-3 GO,
              6.35%, 09/02/2027...............................        60
    225     Irvine, CA, Community Fac Dist,
              5.20%, 09/01/2026...............................       232
    250     Jurupa, CA,
              5.20%, 09/01/2036...............................       255
  1,000     Kern County, CA, California Tobacco Securitization
              Agency,
              6.00%, 06/01/2029...............................     1,071
    200     Lake Elsinore, CA, Special Tax Community Fac Dist,
              5.35%, 09/01/2036...............................       204
    250     Lake Elsinore, CA, Special Tax Community Fac Dist,
              5.15%, 09/01/2025...............................       259
    100     Lake Elsinore, CA, Special Tax Community Fac Dist
              #2-A,
              5.85%, 09/01/2024...............................       106
    310     Long Beach, CA, Harbor Rev Ref,
              5.00%, 05/15/2015...............................       332
    300     Oceanside, CA, Community Development,
              5.70%, 09/01/2025...............................       320
    100     Perris, CA, Public FA Local Agency Rev,
              6.25%, 09/01/2033...............................       109
    200     Roseville, CA, Special Tax CFD#1,
              5.25%, 09/01/2025...............................       206
    250     Sacramento, CA, North Natomas Community Fac,
              5.00%, 09/01/2025...............................       254
  1,000     San Francisco, CA, California Toll Bridge Rev,
              5.00%, 04/01/2031...............................     1,067
    425     Solano, CA, MBIA,
              5.25%, 11/01/2021...............................       460

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
            MISCELLANEOUS -- (CONTINUED)
 $  300     Virgin Islands Public FA Rev,
              4.25%, 10/01/2029...............................   $   301
    250     Virgin Islands Public FA, Revhovenska Refinery,
              6.13%, 07/01/2022...............................       275
                                                                 -------
                                                                   9,135
                                                                 -------
            POLLUTION CONTROL -- 0.8%
    250     California PCR, Pacific Gas & Electric,
              3.50%, 12/01/2023...............................       250
                                                                 -------
            PUBLIC FACILITIES -- 7.5%
    250     California Public Works Board, Dept of Corrections
              Ref,
              5.00%, 12/01/2018...............................       270
    250     California Statewide Community DA,
              5.00%, 11/01/2029 (Q)...........................       250
    160     California Statewide Community DA, Var-Kaiser Ser
              C,
              5.25%, 08/01/2031...............................       171
    100     Capistrano, CA, USD Community Fac Dist Special Tax
              #90-2 Talega,
              5.88%, 09/01/2022...............................       114
    100     Jurupa, CA, Community Services Dist #6 Special
              Tax,
              5.88%, 09/01/2032...............................       102
    110     Moreno Valley, CA, USD Community Fac Special Tax
              #2002-1,
              5.60%, 09/01/2017...............................       116
    100     Orange County, CA, Community Fac Dist Special Tax
              #02-1 Ladera Ranch,
              5.20%, 08/15/2019...............................       103
    200     Orange County, CA, Community Fac Dist Special Tax
              #02-1 Ladera Ranch,
              5.40%, 08/15/2022...............................       206
    250     Tustin, CA, USD Community Fac Dist Special Tax #97
              Jr Lien,
              5.60%, 09/01/2029...............................       257
    200     Val Verde, CA, USD FA Special Tax Rev Jr Lien,
              6.00%, 10/01/2021...............................       210
    300     William S. Hart USD,
              5.25%, 09/01/2026...............................       308
    125     William S. Hart USD, Special Tax Community Fac
              #2002-1,
              5.85%, 09/01/2022...............................       134
                                                                 -------
                                                                   2,241
                                                                 -------
            TRANSPORTATION -- 0.6%
    165     Orange County, CA, Special Assess,
              5.05%, 09/02/2033...............................       170
                                                                 -------
            UTILITIES -- COMBINED -- 0.9%
    250     California State Water Dept, Res Power Supply Rev,
              5.88%, 05/01/2016...............................       282
                                                                 -------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
MUNICIPAL BONDS -- (CONTINUED)
            UTILITIES -- GAS -- 1.1%
 $  300     Chula Vista, CA, IDR Daily San Diego Gas,
              5.30%, 07/01/2021...............................   $   323
                                                                 -------
            UTILITIES -- WATER AND SEWER -- 9.6%
    500     Atwater, CA, Public FA Sewer & Water Project,
              5.50%, 05/01/2028...............................       512
    250     Big Bear Muni Water Dist, Ref Lake Imports,
              5.00%, 11/01/2024...............................       255
  1,000     California Metropolitan Water Dist, Southern CA
              Waterworks Rev,
              4.38%, 07/01/2037...............................       991
    250     Lathrop, CA, FA Rev Water Supply Proj,
              6.00%, 06/01/2035...............................       267
    150     Lee Lake, CA, Water Dist Community Fac Dist #3
              Special Tax Retreat,
              5.75%, 09/01/2023...............................       158
    200     Santa Margarita, CA, Water Dist Special Tax
              Community Fac Dist #99-1,
              6.00%, 09/01/2030...............................       212
    200     Sun Ranch, CA, Municipal Water Dist,
              5.00%, 09/01/2036...............................       202
    240     Truckee-Donner, CA, Pub Utility Dist,
              5.00%, 11/15/2031...............................       256
                                                                 -------
                                                                   2,853
                                                                 -------
            WASTE DISPOSAL -- 1.3%
    375     Stockton, CA, Wastewater Sys Proj MBIA,
              5.20%, 09/01/2029...............................       391
                                                                 -------
            Total municipal bonds
              (cost $27,297)..................................   $28,251
                                                                 -------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
SHORT-TERM INVESTMENTS -- 4.6%
            FINANCE -- 4.6%
  1,362     Dreyfus Basic California Municipal Money Market
              Fund,...........................................   $ 1,362
                                                                 -------
            Total short-term investments
              (cost $1,362)...................................   $ 1,362
                                                                 -------
            Total investments in securities
              (cost $28,659) (C)..............................   $29,613
                                                                 =======

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

  (C) At October 31, 2006, the cost of securities for federal income tax purposes was $28,659 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation............................  $955
      Unrealized depreciation............................    (1)
                                                           ----
      Net unrealized appreciation........................  $954
                                                           ====

  (L) Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2006.

  (M) The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

  (Q) The cost of securities purchased on a when-issued or delayed delivery basis at October 31, 2006 was $1,442.

  (W) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

      DA    -- Development Authority
      FA    -- Finance Authority
      GO    -- General Obligations
      IDR   --
      MBIA  -- Municipal Bond Insurance Association
      PCR   -- Pollution Control Revenue Bond
      USD   -- United School District

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD TAX-FREE MINNESOTA FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
 MUNICIPAL BONDS -- 96.3%
            AIRPORT REVENUES -- 4.5%
 $  500     Minneapolis & St Paul, MN, Airport Commission,
              5.00%, 01/01/2035...............................   $   526
  1,000     Minneapolis & St Paul, MN, Airport Commission FGIC
              AMT,
              5.63%, 01/01/2018...............................     1,062
                                                                 -------
                                                                   1,588
                                                                 -------
            GENERAL OBLIGATIONS -- 15.7%
  1,000     Anoka-Hennepin, MN, ISD #11 GO Credit Enhancement
              Program,
              5.00%, 02/01/2015...............................     1,052
  1,300     Becker, MN, ISD #726 GO FSA,
              6.00%, 02/01/2017...............................     1,395
    500     Brainerd, MN, ISD #181 GO FGIC,
              5.38%, 02/01/2016...............................       546
    250     Minneapolis, MN, Parking Assess GO,
              5.00%, 12/01/2020...............................       267
    785     Mounds View, MN, ISD #621 GO,
              5.25%, 02/01/2014...............................       835
  1,950     Rosemount, MN, ISD #196 GO MBIA,
              5.70%, 04/01/2015 (M)...........................     1,391
                                                                 -------
                                                                   5,486
                                                                 -------
            HEALTH CARE/SERVICES -- 20.1%
    250     Bemidji, MN, Health Care Facility,
              5.00%, 09/01/2021...............................       262
    250     Bemidji, MN, Health Care Facility,
              5.00%, 09/01/2024...............................       262
  1,130     Duluth, MN, Econ DA Health Care Fac Rev,
              Benedictine Health Sys St Mary,
              5.50%, 02/15/2023...............................     1,212
    350     Marshall, MN, Avera Marshall Regional Med Center,
              4.75%, 11/01/2028...............................       356
    250     Minneapolis, MN, Health Care System AllinaHealth,
              6.00%, 11/15/2018...............................       277
  1,000     Minnesota Agriculture and Econ Development
              Healthcare Fac, Benedictine Health,
              5.25%, 02/15/2014...............................     1,059
    330     Northfield, MN, Hospital Rev,
              5.38%, 11/01/2031...............................       346
    335     St Paul, MN, Housing Redev Auth Hospital Rev,
              6.00%, 11/15/2025...............................       370
    750     Stillwater, MN, Health System Obligation Group,
              5.00%, 06/01/2035...............................       782
    725     Todd, Morrison, Cass, & Wadena County, MN,
              Hospital Lakewood Health Care Fac,
              5.25%, 12/01/2026...............................       769

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
            HEALTH CARE/SERVICES -- (CONTINUED)
 $1,000     Waconia, MN, Health Care Fac Rev Ridgeview Med Ctr
              Proj,
              6.10%, 01/01/2019...............................   $ 1,067
    250     Willmar, MN, Rice Memorial Hospital Proj FSA,
              5.00%, 02/01/2025...............................       264
                                                                 -------
                                                                   7,026
                                                                 -------
            HIGHER EDUCATION (UNIV., DORMS, ETC.) -- 9.8%
    300     Minnesota Higher Education FA,
              5.00%, 05/01/2026...............................       312
    500     Minnesota Higher Education FA, Augsburg College,
              5.00%, 05/01/2020...............................       521
    500     Minnesota Higher Education FA, Augsburg College,
              5.00%, 05/01/2023...............................       519
    350     Minnesota Higher Education FA, College of
              St Benedict,
              5.25%, 03/01/2024...............................       368
  1,000     University of Minnesota,
              5.75%, 07/01/2018...............................     1,182
    270     University Virgin Islands,
              5.13%, 12/01/2022...............................       280
    100     University Virgin Islands,
              5.25%, 12/01/2023...............................       105
    125     University Virgin Islands,
              5.25%, 12/01/2024...............................       130
                                                                 -------
                                                                   3,417
                                                                 -------
            HOUSING (HFA'S, ETC.) -- 10.7%
    350     Inver Grove Heights, MN, Presbyterian Homes Care,
              5.50%, 10/01/2033...............................       355
     80     Minneapolis, MN, Redev Mtg Rev Riverplace Proj,
              7.10%, 01/01/2020...............................        80
    790     Minnesota Residential Housing Fin Agency,
              5.00%, 01/01/2020...............................       808
    350     Prior Lake, MN, Shepards Path Senior Housing Inc.,
              5.75%, 08/01/2041...............................       357
    360     Renville County, MN,
              4.60%, 02/01/2027...............................       366
  1,000     Rochester, MN, Health Care Fac Rev,
              5.00%, 11/15/2036...............................     1,050
    260     St Paul, MN, Housing Redev Auth, Hmong Academy
              Proj,
              6.00%, 09/01/2036...............................       262
    450     St Paul, MN, Housing Redev Auth, Hope Community
              Academy Proj,
              6.25%, 12/01/2019...............................       476
                                                                 -------
                                                                   3,754
                                                                 -------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
MUNICIPAL BONDS -- (CONTINUED)
            MISCELLANEOUS -- 15.0%
 $1,000     Golden Valley, MN, Breck School Proj Rev,
              5.88%, 10/01/2019...............................   $ 1,063
    350     Minneapolis, MN,
              5.35%, 02/01/2030...............................       354
  1,000     Puerto Rico Commonwealth Public Fin Corp.,
              5.75%, 08/01/2027...............................     1,085
    250     Ramsey, MN, Lease Rev Pact Charter School Proj,
              6.50%, 12/01/2022...............................       265
    300     St. Louis Park, MN, Roitenberg Family Assisted
              Proj,
              5.55%, 08/15/2029...............................       307
    500     St Paul, MN, PA Lease Rev,
              5.00%, 12/01/2019...............................       526
    300     St Paul, MN, Redev Auth Rev Ref, Achieve Language
              Academy,
              6.75%, 12/01/2022...............................       309
    750     Virgin Islands Public FA, Revhovenska Refinery,
              6.13%, 07/01/2022...............................       826
    500     Woodbury, MN,
              5.75%, 06/01/2041...............................       514
                                                                 -------
                                                                   5,249
                                                                 -------
            POLLUTION CONTROL -- 1.5%
    500     Cohasset, MN, Pollution Control Rev Ref Coll
              Allete Inc. Proj,
              4.95%, 07/01/2022...............................       514
                                                                 -------
            PUBLIC FACILITIES -- 3.5%
    835     Minnesota Agricultural Society, State Fair Rev,
              5.13%, 09/15/2023...............................       870
    350     Minnesota Intermediate School Dist Minnlease Rev,
              5.30%, 11/01/2032...............................       357
                                                                 -------
                                                                   1,227
                                                                 -------
            TRANSPORTATION -- 5.3%
    750     Duluth, MN, Seaway PA IDA Dock & Wharf Rev Ref,
              Cargill Inc Proj,
              4.20%, 05/01/2013...............................       753
  1,000     Puerto Rico Commonwealth Highway & Transportation
              Auth FSA,
              5.50%, 07/01/2013...............................     1,114
                                                                 -------
                                                                   1,867
                                                                 -------
            UTILITIES -- COMBINED -- 0.9%
    300     Princeton, MN, Public Utility Sys Rev,
              5.00%, 04/01/2024...............................       308
                                                                 -------
            UTILITIES -- ELECTRIC -- 4.5%
    500     Chaska, MN, Electric Rev,
              5.00%, 10/01/2030...............................       523
    500     Minnesota Power Agency, Electric Rev,
              5.25%, 10/01/2019...............................       543

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
            UTILITIES -- ELECTRIC -- (CONTINUED)
 $  500     Northern MN Municipal Power Agency, Elec Sys Rev
              FSA,
              5.30%, 01/01/2021...............................   $   518
                                                                 -------
                                                                   1,584
                                                                 -------
            UTILITIES -- WATER AND SEWER -- 4.8%
    500     Minneapolis, MN, Metro Council Water Treatment,
              4.75%, 12/01/2016...............................       535
  1,000     Puerto Rico Commonwealth Aqueduct & Sewer Auth
              Rev,
              6.25%, 07/01/2013...............................     1,133
                                                                 -------
                                                                   1,668
                                                                 -------
            Total municipal bonds
              (cost $32,110)..................................   $33,688
                                                                 -------
SHARES
---------
 SHORT-TERM INVESTMENTS -- 2.3%
            FINANCE -- 2.3%
    793     State Street Bank Tax Free Money Market Fund......   $   793
                                                                 -------
            Total short-term investments
              (cost $793).....................................   $   793
                                                                 -------
            Total investments in securities
              (cost $32,903) (C)..............................   $34,481
                                                                 =======

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

  (C) At October 31, 2006, the cost of securities for federal income tax purposes was $32,903 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation..........................  $1,582
      Unrealized depreciation..........................      (4)
                                                         ------
      Net unrealized appreciation......................  $1,578
                                                         ======

  (M) The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

  (W) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

      AMT   -- Alternative Minimum Tax
      FA    -- Finance Authority
      FGIC  -- Financial Guaranty Insurance Company
      FSA   -- Financial Security Assurance
      GO    -- General Obligations
      IDA   -- Industrial Development Authority Bond
      ISD   -- Independent School District
      MBIA  -- Municipal Bond Insurance Association
      PA    -- Port Authority

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD TAX-FREE NATIONAL FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
 MUNICIPAL BONDS -- 96.9%
            ALABAMA -- 1.7%
 $1,855     Huntsville, AL, GO,
              5.25%, 05/01/2022...............................  $  2,019
                                                                --------
            ALASKA -- 0.8%
  1,000     Anchorage, AK, Anchorage Convention Center,
              5.00%, 09/01/2034...............................     1,056
                                                                --------
            ARIZONA -- 4.4%
    560     Arizona Sundance Community Fac Dist,
              5.13%, 07/15/2030...............................       584
    431     Arizona Sundance Community Fac Dist, Special
              Assess Rev #2,
              7.13%, 07/01/2027 (H)...........................       464
  1,800     Phoenix, AZ, GO,
              6.25%, 07/01/2017...............................     2,184
  1,100     Pima County, AZ, Charter Schools Proj,
              5.75%, 07/01/2016 (H)...........................     1,123
  1,000     Pima County, AZ, Noah Webster Basic School,
              5.60%, 12/15/2019...............................     1,045
    200     Vistancia, AZ, Community Fac Dist GO,
              6.75%, 07/15/2022 (H)...........................       218
                                                                --------
                                                                   5,618
                                                                --------
            CALIFORNIA -- 14.4%
  1,800     California Educational Fac Auth Rev,
              5.00%, 01/01/2025...............................     1,862
    990     California Educational Fac Auth Rev,
              5.00%, 12/01/2025...............................     1,031
    820     California Educational Fac Auth, La Verne
              University,
              5.00%, 06/01/2031...............................       844
  1,000     California Educational Fac Auth, University of the
              Pacific,
              5.00%, 11/01/2036...............................     1,040
    500     California GO,
              6.75%, 08/01/2011...............................       568
  1,000     California State Public Works Board,
              5.25%, 06/01/2030...............................     1,069
    465     California Statewide Community DA, Var-Kaiser-C,
              5.25%, 08/01/2031...............................       498
    350     California Statewide Community DA,
              4.88%, 10/01/2031...............................       353
    325     California Statewide Community DA,
              4.88%, 10/01/2035...............................       327
    750     California Statewide Community DA, Daughters of
              Charity Health,
              5.25%, 07/01/2030...............................       793
    260     California Statewide Community DA,
              5.00%, 11/01/2029 (Q)...........................       260
    250     Capistrano, CA, USD Community Fac Dist Special Tax
              #90-2 Talega,
              5.90%, 09/01/2020...............................       285
    625     Indio, CA, Public FA Rev Local Agency,
              5.63%, 09/02/2018...............................       649
     38     Indio, CA, Public Improvement Act Special Assess
              #2002-3 GO,
              6.35%, 09/02/2027...............................        40

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
            CALIFORNIA -- (CONTINUED)
 $  400     Jurupa, CA, Community Services Dist #6 Special
              Tax,
              5.88%, 09/01/2032...............................  $    409
    750     Lathrop, CA, FA Rev Water Supply Proj,
              6.00%, 06/01/2035...............................       801
    500     Moreno Valley, CA, USD Community Fac Dist Special
              Tax #2002-1,
              6.00%, 09/01/2022...............................       534
    700     Oceanside, CA, Community Dev,
              5.70%, 09/01/2025...............................       747
    835     Orange County, CA, Special Assessment,
              5.05%, 09/02/2033...............................       860
    535     Palm Springs, CA, Community Redev Agency,
              5.50%, 09/01/2023...............................       570
    495     Perris, CA, Public FA Local Agency Rev,
              6.25%, 09/01/2033...............................       541
  1,000     Pomona, CA, Public FA Rev Sub-Merged Redev,
              5.50%, 02/01/2023...............................     1,056
    320     Sacramento, CA, North Natomas Community Fac,
              5.00%, 09/01/2025...............................       325
    500     San Diego, CA, Redev Agency Centre City Sub Pkg,
              5.25%, 09/01/2026...............................       513
  1,800     San Jose, CA, Santa Clara County University,
              4.91%, 08/01/2027 (M)...........................       717
  1,000     San Manuel, CA, Entertainment Auth Public
              Improvement,
              4.50%, 12/01/2016 (I)...........................     1,011
    800     Val Verde, CA, USD FA Special Tax Rev Jr Lien,
              6.00%, 10/01/2021...............................       840
                                                                --------
                                                                  18,543
                                                                --------
            COLORADO -- 3.9%
    600     Black Hawk, CO, Device Tax Revenue,
              5.00%, 12/01/2021...............................       608
  1,000     Colorado Educational & Cultural Fac Charter School
              Banning Lewis,
              6.13%, 12/15/2035...............................     1,038
  1,200     Colorado Health Facilities Authority Adventist
              Health,
              5.25%, 11/15/2035 (Q)...........................     1,275
  1,000     Sorrel Ranch, CO, Met Dist Ltd. Tax,
              5.75%, 12/01/2036...............................     1,017
  1,000     Woodmen Heights Co, Metered Dist #1 Rev,
              6.75%, 12/01/2020...............................     1,070
                                                                --------
                                                                   5,008
                                                                --------
            CONNECTICUT -- 0.8%
  1,000     Mashantucket West Pequot,
              5.50%, 09/01/2036 (I)...........................     1,053
                                                                --------
            FLORIDA -- 5.0%
  1,000     Amelia Walk Community Development,
              5.50%, 05/01/2037...............................     1,029
    965     Bellalgo, FL, Education Fac Benefits Dist Capital
              Improvement Rev,
              5.85%, 05/01/2022...............................     1,002

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
MUNICIPAL BONDS -- (CONTINUED)
            FLORIDA -- (CONTINUED)
 $  485     Colonial Country Club Community Dev Dist, Capital
              Improvement Rev,
              6.40%, 05/01/2033...............................  $    522
  1,250     Florida Dept of Environmental Protection
              Preservation, MBIA,
              5.38%, 07/01/2015...............................     1,369
    230     Gateway Services, Community Dev Dist, Special
              Assessment Sun City Center Fort Meyers Proj,
              5.50%, 05/01/2010...............................       233
  1,500     Highland County, FL, Adventist Hospital,
              5.25%, 11/15/2036...............................     1,600
    750     Hollywood, FL, Community Redev Agency,
              5.13%, 03/01/2014...............................       767
                                                                --------
                                                                   6,522
                                                                --------
            GEORGIA -- 4.0%
    750     Augusta, GA, Airport Rev Passenger Fac Charge,
              5.15%, 01/01/2035...............................       778
  1,105     Fulton County, GA, School Dist GO,
              5.38%, 01/01/2018...............................     1,262
     35     Fulton County, GA, Water & Sewer Rev FGIC,
              6.38%, 01/01/2014...............................        39
  1,765     Fulton County, GA, Water & Sewer Rev FGIC Part
              (Prerefunded with State and Local Gov't
              Securities),
              6.38%, 01/01/2014...............................     1,980
     15     Georgia Municipal Electric Auth, Power Rev
              (Prerefunded with U.S. Gov't Securities),
              6.50%, 01/01/2017...............................        18
    945     Georgia Municipal Electric Auth, Power Rev,
              6.50%, 01/01/2017...............................     1,119
     40     Georgia Municipal Electric Auth, Power Rev Ser Y,
              6.50%, 01/01/2017...............................        47
                                                                --------
                                                                   5,243
                                                                --------
            IDAHO -- 0.8%
  1,000     Madison County, ID, Hospital Rev,
              5.25%, 09/01/2030...............................     1,044
                                                                --------
            ILLINOIS -- 5.6%
    445     Bolingbrook, IL, Sales Tax Rev,
              6.42% 01/01/2024 (M)............................       433
    960     Chicago, IL, Board of Education GO MBIA,
              5.25%, 12/01/2019...............................     1,032
  1,000     Chicago, IL, Tax Increment Allocation Jr Lien
              Pilsen Redev B,
              6.75%, 06/01/2022...............................     1,065
    500     Illinois FA, Augustana College Ser A,
              5.70%, 10/01/2032...............................       530
  1,000     Illinois FA, Illinois Institute of Technology,
              5.00%, 04/01/2036...............................     1,034
    500     Plano, IL, Lakewood Springs Proj Special Services
              Area,
              6.10%, 03/01/2035...............................       513

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
            ILLINOIS -- (CONTINUED)
 $  500     Round Lake, IL, Special Tax Rev,
              6.70%, 03/01/2033...............................  $    541
  1,000     Wauconda, IL, Special Service Area #1 Liberty
              Lakes Proj,
              6.63%, 03/01/2033...............................     1,072
    975     Yorkville, IL, United City Special Service Area
              Tax #2003-100 Raintree Village Proj,
              6.88%, 03/01/2033 (H)...........................     1,048
                                                                --------
                                                                   7,268
                                                                --------
            IOWA -- 0.8%
  1,000     Iowa Higher Education,
              5.10%, 10/01/2036...............................     1,025
                                                                --------
            KANSAS -- 2.6%
  1,500     Kansas City, KS, Wyandotte County University
              Special Obligation Rev,
              5.00%, 12/01/2020...............................     1,566
    260     La Cygne, KS, Kansas City Power & Light,
              4.65%, 09/01/2035...............................       266
    500     Lawrence, KS, Lawrence Memorial Hospital,
              5.13%, 07/01/2036...............................       525
  1,000     Salina, KS, Salina Regional Health Hospital Rev,
              4.63%, 10/01/2031...............................     1,013
                                                                --------
                                                                   3,370
                                                                --------
            KENTUCKY -- 0.1%
    150     Boone County, KY, Pollution Control Dayton Power &
              Light,
              4.70%, 01/01/2028...............................       155
                                                                --------
            LOUISIANA -- 0.4%
    500     Louisiana Public FA Rev, Ochsner Clinic Foundation
              Proj,
              5.50%, 05/15/2027...............................       533
                                                                --------
            MARYLAND -- 0.9%
  1,000     Maryland Economic Dev Corp Student Housing Rev
              University of Maryland College Park Proj,
              6.50%, 06/01/2027...............................     1,164
                                                                --------
            MASSACHUSETTS -- 0.8%
     60     Massachusetts, GO Consolidated Loan FSA
              (Prerefunded with U.S. Gov't Securities),
              5.25%, 03/01/2021...............................        65
    940     Massachusetts, GO Consolidated Loan,
              5.25%, 03/01/2021...............................     1,014
                                                                --------
                                                                   1,079
                                                                --------
            MICHIGAN -- 3.9%
    500     Detroit, MI, GO MBIA,
              5.50%, 04/01/2020...............................       540
  1,750     Detroit, MI, Water Supply Sys Ref Rev FGIC,
              6.50%, 07/01/2015...............................     2,096
  1,000     Macomb County, MI, Hospital FA Rev
              Mt Clemens Gen Hospital,
              5.75%, 11/15/2025...............................     1,049

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD TAX-FREE NATIONAL FUND

 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
MUNICIPAL BONDS -- (CONTINUED)
            MICHIGAN -- (CONTINUED)
 $  500     Michigan Hospital FA, Rev Ref Henry Ford Health
              Sys,
              5.63%, 03/01/2017...............................  $    555
    750     Michigan Strategic Fund Ltd, Rev Ref Dow Chemical
              Proj AMT,
              5.50%, 12/01/2028...............................       813
                                                                --------
                                                                   5,053
                                                                --------
            MINNESOTA -- 5.1%
    250     Duluth, MN, Seaway PA IDA Dock & Wharf Rev Ref
              Cargill Inc. Proj,
              4.20%, 05/01/2013...............................       251
    175     Inver Grove Heights, MN, Ref-Presbyterian Homes
              Care,
              5.50%, 10/01/2033...............................       177
    750     Minneapolis, MN, Health Care System AllinaHealth,
              6.00%, 11/15/2018...............................       832
    790     Minnesota Residential Housing Fin Agency,
              5.00%, 01/01/2020...............................       808
  1,150     Minnesota, Intermediate School District Minnlease
              Rev,
              5.30%, 11/01/2032...............................     1,173
    500     Ramsey County, MN, Lease Rev Pact Charter School
              Proj,
              6.50%, 12/01/2022...............................       530
    665     St Paul, MN, Housing & Redev Auth Hospital Rev,
              6.00%, 11/15/2025...............................       735
    500     St Paul, MN, Redev Auth Rev Ref Achieve Language
              Academy,
              6.75%, 12/01/2022...............................       515
    740     St. Paul, MN, Housing & Redev Auth, Hmong Academy
              Proj,
              6.00%, 09/01/2036...............................       747
    860     St. Paul, MN, Housing & Redev Auth, Lease Rev,
              6.00%, 12/01/2018...............................       872
                                                                --------
                                                                   6,640
                                                                --------
            MISSISSIPPI -- 1.2%
    250     Lowndes County, MS, Solid Waste Disposal &
              Pollution Control Rev Ref, Weyerhaeuser Co Proj,
              6.80%, 04/01/2022...............................       307
  1,250     Warren County, MS,
              4.80%, 08/01/2030...............................     1,260
                                                                --------
                                                                   1,567
                                                                --------
            MISSOURI -- 0.4%
    500     Branson, MO, State Dev Fin Board Infrastructure,
              5.50%, 12/01/2032...............................       527
                                                                --------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
            NEVADA -- 1.7%
 $1,000     Clark County, NV, Improvement Dist #142,
              6.38%, 08/01/2023...............................  $  1,036
  1,115     North Las Vegas, NV, Local Improvement,
              5.10%, 12/01/2022...............................     1,149
                                                                --------
                                                                   2,185
                                                                --------
            NEW HAMPSHIRE -- 1.4%
    750     New Hampshire Health & Educational FA, Elliot
              Hospital,
              5.60%, 10/01/2022...............................       812
  1,000     New Hampshire Health & Education Facilities,
              5.25%, 06/01/2036...............................     1,020
                                                                --------
                                                                   1,832
                                                                --------
            NEW JERSEY -- 5.4%
  1,250     Middlesex County, NJ, Improvement Auth Street
              Student Housing Proj,
              5.00%, 08/15/2018...............................     1,310
    275     New Jersey Educational FA, Fairleigh Dickinson
              University,
              6.00%, 07/01/2025...............................       301
    500     New Jersey Educational FA, Georgian Court College,
              6.50%, 07/01/2033...............................       560
    750     New Jersey Educational FA, Stevens Institute of
              Technology,
              5.13%, 07/01/2022...............................       785
    800     New Jersey, Economic DA Rev Cigarette Tax,
              5.63%, 06/15/2019...............................       841
  1,000     New Jersey Health Care Facilities FA,
              5.00%, 07/01/2036 (Q)...........................     1,040
  1,950     New Jersey Tobacco Settlement Financing Corp,
              6.13%, 06/01/2024...............................     2,116
                                                                --------
                                                                   6,953
                                                                --------
            NEW MEXICO -- 0.5%
    665     Cabezon, NM, Public Improvement District,
              5.20%, 09/01/2015...............................       677
                                                                --------
            NEW YORK -- 6.1%
    950     Brookhaven New York Municipal Bond,
              4.25%, 11/01/2037...............................       950
    575     Cattaraugus County, NY,
              5.10%, 05/01/2031...............................       593
    250     Dutchess County, NY, IDA Civic Fac Rev Ref Marist
              College,
              5.00%, 07/01/2022...............................       262
    550     Erie County, NY, IDA Charter School Applied Tech
              Proj-A,
              6.75%, 06/01/2025...............................       555
  1,000     Liberty, NY, Corp Dev Goldman Sachs Headquarters,
              5.25%, 10/01/2035...............................     1,161
    800     New York Dorm Auth, Methodist Hospital,
              5.25%, 07/01/2019...............................       856
     75     New York, NY, GO,
              5.75%, 03/01/2019...............................        83

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
MUNICIPAL BONDS -- (CONTINUED)
            NEW YORK -- (CONTINUED)
 $1,000     New York, NY, IDA Terminal One Group Assoc
              Project,
              5.50%, 01/01/2024...............................  $  1,084
    300     Saratoga, NY, IDA Saratoga Hospital Proj,
              5.00%, 12/01/2013...............................       315
  1,000     Suffolk County, NY, Jeffersons Ferry Proj,
              5.00%, 11/01/2028...............................     1,028
    620     Utica, NY, IDA Civic Fac Rev Utica College,
              6.88%, 12/01/2014...............................       668
    400     Westchester County, NY, IDA Continuing Care
              Retirement Kendal on Hudson Proj,
              6.38%, 01/01/2024...............................       425
                                                                --------
                                                                   7,980
                                                                --------
            NORTH CAROLINA -- 0.8%
    500     North Carolina Eastern Municipal Power Agency,
              Power Sys Rev Ref,
              5.38%, 01/01/2017...............................       534
    500     North Carolina Municipal Power Agency, Catawba
              Elec Rev,
              5.50%, 01/01/2014...............................       542
                                                                --------
                                                                   1,076
                                                                --------
            NORTH DAKOTA -- 0.4%
    510     Williams County, ND, Sales Tax Rev,
              5.00%, 11/01/2031...............................       522
                                                                --------
            OHIO -- 1.4%
    300     Cuyahoga County, OH, Rev Ref Class A,
              5.50%, 01/01/2029...............................       323
  1,270     Hamilton, OH, School Dist Improvement,
              6.15%, 12/01/2016...............................     1,516
                                                                --------
                                                                   1,839
                                                                --------
            OTHER U.S. TERRITORIES -- 1.5%
  1,000     Puerto Rico Commonwealth, Ref GO,
              5.00%, 07/01/2030...............................     1,054
    110     University Virgin Islands,
              5.00%, 12/01/2021...............................       114
    750     Virgin Islands Public FA, Revhovenska Refinery,
              6.13%, 07/01/2022...............................       826
                                                                --------
                                                                   1,994
                                                                --------
            PENNSYLVANIA -- 2.7%
    545     Carbon County, PA, IDA Res Recovery Panther Creek
              Partners Proj AMT,
              6.65%, 05/01/2010...............................       569
  1,000     Lehigh County, PA, Saint Lukes Bethlehem Hospital,
              5.38%, 08/15/2033...............................     1,055
    800     Montgomery County, PA, IDA Whitemarsh Continuing
              Care Proj,
              6.13%, 02/01/2028...............................       851
  1,000     Pennsylvania Higher Education FA, Widener
              University,
              5.25%, 07/15/2024...............................     1,054
                                                                --------
                                                                   3,529
                                                                --------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
            RHODE ISLAND -- 5.9%
 $1,000     Central Falls, RI, Detention FA Fac Rev,
              6.75%, 01/15/2013...............................  $  1,053
    250     Rhode Island, Health & Education Bldg Corp,
              6.50%, 08/15/2032...............................       287
  1,000     Rhode Island, Higher Education Fac Rev, Roger
              Williams University
              5.00%, 11/15/2036...............................     1,049
  5,000     Rhode Island Tobacco Settlement Funding Corp,
              6.00%, 06/01/2023...............................     5,319
                                                                --------
                                                                   7,708
                                                                --------
            SOUTH CAROLINA -- 1.4%
  1,000     Dorchester County, SC, School Dist #2 Installment
              Purchase Rev, Growth Remedy Opportunity Hike,
              5.25%, 12/01/2024...............................     1,066
    750     Lancaster County, SC, Sun City Carolina Lakes
              Improvement,
              5.45%, 12/01/2037...............................       766
                                                                --------
                                                                   1,832
                                                                --------
            TENNESSEE -- 2.0%
  2,000     Johnson City, TN, Health & Educational Fac Board
              Hospital Rev,
              5.50%, 07/01/2036...............................     2,150
    500     McMinn County, TN, IDA PCR Calhoun Newsprint Co
              Proj,
              7.63%, 03/01/2016...............................       503
                                                                --------
                                                                   2,653
                                                                --------
            TEXAS -- 2.8%
  1,000     Brazos River Authority, Pollution Control Rev,
              5.00%, 03/01/2041...............................     1,005
  1,000     Matagorda County, TX, Navigation Dist #1 Rev Ref
              Centerpoint Energy Proj,
              5.60%, 03/01/2027...............................     1,062
    500     Sam Rayburn Municipal Power Agency, Rev Ref,
              5.50%, 10/01/2010...............................       525
  1,000     Willacy County, TX, GO,
              6.00%, 03/01/2009...............................     1,019
                                                                --------
                                                                   3,611
                                                                --------
            VERMONT -- 0.4%
    500     Vermont Economic DA, GO,
              5.38%, 05/01/2036...............................       512
                                                                --------
            VIRGINIA -- 3.2%
    500     Norfolk, VA, Redev & Housing Auth, First Mort
              Retirement Community,
              6.00%, 01/01/2025...............................       519
  1,000     Peninsula, VA, Port Auth Fac, CSX Transport Proj
              Rev Ref,
              6.00%, 12/15/2012...............................     1,092

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD TAX-FREE NATIONAL FUND

 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
MUNICIPAL BONDS -- (CONTINUED)
            VIRGINIA -- (CONTINUED)
 $1,000     Virginia College Bldg Auth, Education Fac Rev
              Regent University Proj,
              5.00%, 06/01/2036...............................  $  1,035
  1,455     Virginia Tobacco Settlement Funding Corp,
              5.50%, 06/01/2026...............................     1,550
                                                                --------
                                                                   4,196
                                                                --------
            WASHINGTON -- 0.5%
    670     King County, WA, ISD #210 GO,
              5.00%, 06/01/2019...............................       707
                                                                --------
            WISCONSIN -- 1.2%
  1,000     Upland Hills, WI, State Health & Educational Fac
              Auth Rev,
              5.13%, 05/15/2029...............................     1,044
    470     Wisconsin Housing & Economic Dev Auth, GO Home
              Ownership Rev,
              4.85%, 09/01/2017...............................       488
                                                                --------
                                                                   1,532
                                                                --------
            Total municipal bonds
              (cost $119,512).................................  $125,825
                                                                --------
SHARES
---------
 SHORT-TERM INVESTMENTS -- 3.3%
            FINANCE -- 3.3%
  4,230     State Street Bank Tax Free Money Market Fund......  $  4,230
                                                                --------
            Total short-term investments
              (cost $4,230)...................................  $  4,230
                                                                --------
            Total investments in securities
              (cost $123,742) (C).............................  $130,055
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

  (C) At October 31, 2006, the cost of securities for federal income tax purposes was $123,742 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation..........................  $6,313
      Unrealized depreciation..........................      --
                                                         ------
      Net unrealized appreciation......................  $6,313
                                                         ======

  (H) The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

      PERIOD
      ACQUIRED               PAR             SECURITY           COST BASIS
      --------               ---             --------           ----------
      October, 2006         $ 560   Arizona Comm Fac Dist,         $562
                                    Special Assess Rev #2
                                    7.13%, 07/01/2027 - 144A
      April, 2004           1,100   Pima County, AZ GO,             990
                                    5.75%, 07/01/2016
      December, 2002          200   Vistancia, AZ                   200
                                    Comm Fac Dist GO,
                                    6.75%, 07/15/2022
      August, 2003            975   Yorkville, IL, United City      975
                                    Special Service Area
                                    Tax #2003 - 100 Raintree
                                    Village Project
                                    6.88%, 03/01/2033

       The aggregate value of these securities at October 31, 2006 was $2,853, which represents 2.20% of total net assets.

  (I) Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at October 31, 2006, was $2,064, which represents 1.59% of total net assets.

  (M) The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

  (Q) The cost of securities purchased on a when-issued or delayed delivery basis at October 31, 2006 was $2,541.

  (W) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

      AMT   -- Alternative Minimum Tax
      DA    -- Development Authority
      FA    -- Finance Authority
      FGIC  -- Financial Guaranty Insurance Company
      FSA   -- Financial Security Assurance
      GO    -- General Obligations
      IDA   -- Industrial Development Authority Bond
      ISD   -- Independent School District
      MBIA  -- Municipal Bond Insurance Association
      PA    -- Port Authority
      PCR   -- Pollution Control Revenue Bond
      USD   -- United School District

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD TAX-FREE NEW YORK FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
 MUNICIPAL BONDS -- 95.3%
            AIRPORT REVENUES -- 2.4%
 $  200     Monroe County, NY, Airport Auth Rev Ref, Greater
              Rochester International,
              5.25%, 01/01/2014...............................   $   214
    150     New York, NY, IDA Terminal One Group Assoc Proj,
              5.50%, 01/01/2024...............................       163
                                                                 -------
                                                                     377
                                                                 -------
            GENERAL OBLIGATIONS -- 7.9%
    390     New York, NY, GO (Prerefunded with U.S. Gov't
              Securities),
              5.75%, 03/01/2019...............................       437
    450     New York, NY, GO,
              5.00%, 03/01/2030...............................       473
     35     New York, NY, GO,
              5.75%, 03/01/2019...............................        39
    250     Puerto Rico Commonwealth, Ref GO,
              5.00%, 07/01/2030...............................       264
                                                                 -------
                                                                   1,213
                                                                 -------
            HEALTH CARE/SERVICES -- 9.0%
    125     Chemung County, NY, IDA Civic Fac Rev Arnot Ogden
              Medical Center,
              5.00%, 11/01/2034...............................       129
    150     Long Island Jewish-Nursing Home,
              5.00%, 11/01/2034...............................       157
      5     New York Dorm Auth, Mental Health Services Fac,
              5.00%, 02/15/2018...............................         5
    200     New York Dorm Auth, Methodist Hospital,
              5.25%, 07/01/2019...............................       214
    400     New York Dorm Auth, Rochester General Hospital,
              5.00%, 12/01/2025...............................       424
    150     New York Dorm Auth, NYU Hospitals Center,
              5.00%, 07/01/2026...............................       153
    200     Saratoga, NY, IDA Saratoga Hospital Proj,
              5.00%, 12/01/2014...............................       211
    100     Westchester County, NY, IDA Continuing Care
              Retirement Mtg-Kendal on Hudson Project,
              6.38%, 01/01/2024...............................       106
                                                                 -------
                                                                   1,399
                                                                 -------
            HIGHER EDUCATION (UNIV., DORMS, ETC.) -- 27.5%
    250     Dutchess County, NY, IDA Civic Fac Rev Ref Marist
              College,
              5.00%, 07/01/2022...............................       262
    250     Erie County, NY, IDA Charter School Applied Tech
              Proj-A,
              6.75%, 06/01/2025...............................       252
    250     New York Dorm Auth, Brooklyn Law School,
              5.50%, 07/01/2019...............................       272
    425     New York Dorm Auth, Court Fac,
              5.50%, 05/15/2020...............................       472

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
            HIGHER EDUCATION -- (CONTINUED)
 $   80     New York Dorm Auth, Fordham University FGIC,
              5.00%, 07/01/2020...............................   $    85
    400     New York Dorm Auth, Mount St Mary College,
              5.00%, 07/01/2027...............................       420
    135     New York Dorm Auth, Rochester University,
              5.25%, 07/01/2022...............................       146
    450     New York Dorm Auth, St Barnabas FHA,
              5.13%, 02/01/2022...............................       478
    450     New York Dorm Auth, State University Dorm Fac,
              5.00%, 07/01/2032...............................       483
    250     New York Dorm Auth, Upstate Community College,
              5.25%, 07/01/2021...............................       271
    200     New York Dorm Auth, Winthrop South Nassau
              University,
              5.50%, 07/01/2023...............................       211
    200     Otsego County, NY, IDA Civic Fac Rev Hartwick
              College Proj,
              6.00%, 07/01/2011...............................       211
    450     St. Lawrence, NY, IDA Civic Fac Rev Clarkson
              University Proj,
              5.00%, 07/01/2023...............................       468
    110     University Virgin Islands,
              5.00%, 12/01/2021...............................       114
    100     Utica, NY, IDA Civic Fac Rev Utica College,
              6.88%, 12/01/2014...............................       108
                                                                 -------
                                                                   4,253
                                                                 -------
            HOUSING (HFA'S, ETC.) -- 3.5%
    150     Brookhaven, NY,
              4.25%, 11/01/2037...............................       150
    175     Cattaraugus County, NY,
              5.10%, 05/01/2031...............................       180
    200     Grand Central, NY, Dist Management Assoc Inc Ref
              Capital Business Improvement,
              5.00%, 01/01/2022...............................       211
                                                                 -------
                                                                     541
                                                                 -------
            INDUSTRIAL -- 4.8%
     45     Albany, NY, IDA New Covenant Charter School,
              5.00%, 05/01/2007...............................        45
    200     Liberty, NY, Corp Dev Goldman Sachs Headquarters,
              5.25%, 10/01/2035...............................       232
    250     New York, NY, IDA Civic Fac Rev YMCA of Greater NY
              Proj,
              5.25%, 08/01/2021...............................       260
    200     Rensselaer County, NY, Industrial Improvement,
              5.00%, 01/01/2036...............................       211
                                                                 -------
                                                                     748
                                                                 -------

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD TAX-FREE NEW YORK FUND

 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
MUNICIPAL BONDS -- (CONTINUED)
            MISCELLANEOUS -- 17.6%
 $1,000     Nassau County, NY, Tobacco Settlement Corp,
              5.00%, 06/01/2035...............................   $ 1,019
    450     New York, NY, Transitional FA Future Tax Secured,
              5.00%, 08/01/2023...............................       474
    400     Tobacco Settlement FA of NY,
              5.50%, 06/01/2022...............................       437
    500     TSACS, Inc.,
              5.13%, 06/01/2042...............................       513
    250     Virgin Islands Public FA, Revhovenska Refinery,
              6.13%, 07/01/2022...............................       275
                                                                 -------
                                                                   2,718
                                                                 -------
            POLLUTION CONTROL -- 4.0%
    450     New York Environmental Fac Corp.,
              5.00%, 07/15/2026...............................       474
    150     Onondaga County, NY, Indl Dev Agy Pollution Ctl
              Rev,
              4.88%, 07/01/2041...............................       153
                                                                 -------
                                                                     627
                                                                 -------
            PUBLIC FACILITIES -- 7.5%
    500     Niagara Falls, NY, School District Certificate
              Participation,
              5.00%, 06/15/2028...............................       530
    600     Rensselaer, NY, City School Dist,
              5.00%, 06/01/2036...............................       636
                                                                 -------
                                                                   1,166
                                                                 -------
            TRANSPORTATION -- 6.4%
    450     New York Metropolitan Transportation Auth,
              5.13%, 11/15/2031...............................       475
    500     Suffolk County, NY, Jeffersons Ferry Proj,
              5.00%, 11/01/2028...............................       514
                                                                 -------
                                                                     989
                                                                 -------
            UTILITIES -- ELECTRIC -- 1.7%
    250     New York Energy Research & DA, Elec Fac Rev Adj
              Long Island Lighting Co Proj,
              5.30%, 08/01/2025...............................       260
                                                                 -------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
            UTILITIES -- WATER AND SEWER -- 3.0%
 $  450     Jefferson County, NY, IDA Waste Disposal,
              5.20%, 12/01/2020...............................   $   463
                                                                 -------
            Total municipal bonds
              (cost $14,158)..................................   $14,754
                                                                 -------
SHARES
SHORT-TERM INVESTMENTS -- 0.9%
            FINANCE -- 0.9%
    141     Dreyfus Basic New York Municipal Money Market
              Fund............................................   $   141
                                                                 -------
            Total short-term investments
              (cost $141).....................................   $   141
                                                                 -------
            Total investments in securities
              (cost $14,299) (C)..............................   $14,895
                                                                 =======

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

  (C) At October 31, 2006, the cost of securities for federal income tax purposes was $14,299 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation............................  $599
      Unrealized depreciation............................    (3)
                                                           ----
      Net unrealized appreciation........................  $596
                                                           ====

  (W) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

      DA    -- Development Authority
      FA    -- Finance Authority
      FGIC  -- Financial Guaranty Insurance Company
      GO    -- General Obligations
      IDA   -- Industrial Development Authority Bond

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD TOTAL RETURN BOND FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

 PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE (W)
-----------                                                       ----------
MUNICIPAL BONDS -- 0.1%
              GENERAL OBLIGATIONS -- 0.1%
$     1,250   Oregon School Boards Association, Taxable Pension,
                4.76%, 06/30/2028...............................  $    1,152
                                                                  ----------
              Total municipal bonds
                (cost $1,250)...................................  $    1,152
                                                                  ----------
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES -- 15.6%
              FINANCE -- 15.3%
$     2,050   ACT Depositor Corp.,
                5.48%, 09/22/2041 (I)(L)........................  $    1,980
      1,672   AmeriCredit Automobile Receivables Trust,
                5.20%, 03/06/2011...............................       1,672
     47,215   Banc of America Commercial Mortgage, Inc.,
                4.08%, 12/10/2042 (P)...........................         890
     20,280   Banc of America Commercial Mortgage, Inc.,
                4.52%, 09/11/2036 (I)(P)........................         730
      2,840   Banc of America Commercial Mortgage, Inc.,
                5.32%, 10/10/2011...............................       2,857
      2,700   Banc of America Commercial Mortgage, Inc.,
                5.52%, 07/10/2046 (L)...........................       2,739
      3,990   Banc of America Commercial Mortgage, Inc.,
                5.82%, 07/10/2044...............................       4,164
      1,230   Banc of America Securities Auto Trust,
                4.49%, 02/18/2013...............................       1,212
        800   Bank One Issuance Trust,
                4.77%, 02/16/2016...............................         771
     12,843   Bear Stearns Commercial Mortgage Securities, Inc.,
                4.07%, 07/11/2042 (P)...........................         441
     11,016   Bear Stearns Commercial Mortgage Securities, Inc.,
                4.12%, 11/11/2041 (P)...........................         297
     23,907   Bear Stearns Commercial Mortgage Securities, Inc.,
                5.50%, 02/11/2041 (I)(P)........................         403
      3,360   Bear Stearns Commercial Mortgage Securities, Inc.,
                5.58%, 09/11/2041...............................       3,421
        625   Capital Auto Receivables Asset Trust,
                5.77%, 05/20/2010 (I)...........................         628
        800   Capital Auto Receivables Asset Trust,
                6.15%, 04/20/2011 (I)...........................         803
      1,150   Capital One Auto Finance Trust,
                4.32%, 05/15/2010...............................       1,136
     13,785   CBA Commercial Small Balance Commercial Mortgage,
                7.00%, 07/25/2035 (I)(P)........................         676

 PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE (W)
-----------                                                       ----------
              FINANCE -- (CONTINUED)
$    10,261   CBA Commercial Small Balance Commercial Mortgage,
                7.00%, 06/25/2038 (I)(P)........................  $      674
      2,290   Citibank Credit Card Issuance Trust,
                5.70%, 05/15/2013...............................       2,311
        620   Citibank Credit Card Issuance Trust,
                6.95%, 02/18/2014...............................         663
      3,130   Citigroup Commercial Mortgage Trust,
                5.25%, 04/15/2040...............................       3,139
      4,000   Citigroup Commercial Mortgage Trust,
                5.91%, 03/15/2049 (L)...........................       4,139
      1,300   CNH Equipment Trust,
                4.02%, 04/15/2009...............................       1,289
        570   Connecticut RRB Special Purpose Trust CL&P,
                6.21%, 12/30/2011...............................         590
        178   Conseco Finance Securitizations Corp.,
                5.79%, 05/01/2033...............................         178
        299   Countrywide Asset-Backed Certificates,
                5.46%, 07/25/2035...............................         296
      3,420   Credit Suisse Mortgage Capital
                Certificates -- Class A3,
                6.02%, 06/15/2038 (L)...........................       3,569
      1,663   Credit Suisse Mortgage Capital
                Certificates -- Class AM,
                6.02%, 06/15/2038 (L)...........................       1,734
        341   CS First Boston Mortgage Securities Corp.,
                2.08%, 05/15/2038...............................         332
     40,963   CS First Boston Mortgage Securities Corp.,
                4.39%, 07/15/2037 (I)(P)........................       1,117
        418   CS First Boston Mortgage Securities Corp.,
                4.51%, 07/15/2037...............................         410
      2,700   CS First Boston Mortgage Securities Corp.,
                4.69%, 04/15/2037...............................       2,640
      2,600   DB Master Finance LLC,
                5.78%, 06/20/2031 (I)...........................       2,644
     70,663   GE Business Loan Trust,
                6.14%, 05/15/2034 (I)(P)........................         883
      2,053   GE Business Loan Trust,
                6.32%, 05/15/2034 (I)(L)........................       2,053
     12,285   GMAC Commercial Mortgage Securities, Inc.,
                4.10%, 12/10/2041 (P)...........................         274
      2,535   GMAC Commercial Mortgage Securities, Inc.,
                5.24%, 11/10/2045 (L)...........................       2,525
      2,660   GMAC Mortgage Corp. Loan Trust,
                5.75%, 10/25/2036...............................       2,666
     29,253   Goldman Sachs Mortgage Securities Corp. II,
                4.38%, 08/10/2038 (I)(P)........................         316

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD TOTAL RETURN BOND FUND

 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

 PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE (W)
-----------                                                       ----------
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES -- (CONTINUED)
              FINANCE -- (CONTINUED)
$        11   Green Tree Financial Corp.,
                6.27%, 06/01/2030...............................  $       11
        314   Green Tree Financial Corp.,
                7.24%, 06/15/2028...............................         329
      3,250   Greenwich Capital Commercial Funding Corp.,
                5.12%, 04/10/2037 (L)...........................       3,249
      1,975   Greenwich Capital Commercial Funding Corp.,
                5.91%, 07/10/2038...............................       2,074
        551   Home Equity Asset Trust,
                4.75%, 06/27/2035 (I)...........................         544
      2,462   Hyundai Auto Receivables Trust,
                5.19%, 05/15/2013...............................       2,462
        620   Hyundai Auto Receivables Trust,
                5.29%, 11/15/2012...............................         621
     23,211   JP Morgan Chase Commercial Mortgage Securities
                Corp.,
                3.68%, 01/15/2038 (I)(P)........................         718
     55,221   JP Morgan Chase Commercial Mortgage Securities
                Corp.,
                4.07%, 01/15/2042 (P)...........................         814
    100,449   JP Morgan Chase Commercial Mortgage Securities
                Corp.,
                4.82%, 08/12/2037 (P)...........................         414
      1,900   JP Morgan Chase Commercial Mortgage Securities
                Corp.,
                4.87%, 03/15/2046...............................       1,868
     94,635   JP Morgan Chase Commercial Mortgage Securities
                Corp.,
                5.42%, 05/12/2045 (P)...........................       2,481
        800   JP Morgan Chase Commercial Mortgage Securities
                Corp.,
                5.44%, 12/12/2044...............................         808
      2,950   JP Morgan Chase Commercial Mortgage Securities
                Corp.,
                5.44%, 05/15/2045 (L)...........................       2,970
     49,686   LB-UBS Commercial Mortgage Trust,
                1.32%, 03/15/2036 (I)(P)........................       1,610
      1,070   LB-UBS Commercial Mortgage Trust,
                2.72%, 03/15/2027...............................       1,044
      3,950   LB-UBS Commercial Mortgage Trust,
                5.22%, 02/15/2031 (L)...........................       3,921
     25,441   LB-UBS Commercial Mortgage Trust,
                5.26%, 10/15/2039 (P)...........................         888
      2,950   LB-UBS Commercial Mortgage Trust,
                5.41%, 10/15/2039 (L)...........................       2,966
      1,144   Lehman Brothers Small Balance Commercial,
                5.52%, 09/25/2030...............................       1,143
      1,100   Lehman Brothers Small Balance Commercial,
                5.62%, 09/25/2036 (I)...........................       1,100

 PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE (W)
-----------                                                       ----------
              FINANCE -- (CONTINUED)
$     2,130   Marlin Leasing Receivables LLC,
                5.33%, 09/16/2013...............................  $    2,136
      1,460   MBNA Credit Card Master Note Trust,
                4.10%, 10/15/2012...............................       1,420
      1,025   MBNA Credit Card Master Note Trust,
                4.30%, 02/15/2011...............................       1,013
      2,400   MBNA Credit Card Master Note Trust,
                4.50%, 01/15/2013...............................       2,364
        950   MBNA Credit Card Master Note Trust,
                6.70%, 03/16/2015...............................       1,020
        417   Merrill Lynch Mortgage Trust,
                4.56%, 06/12/2043...............................         409
     43,133   Merrill Lynch Mortgage Trust,
                4.57%, 06/12/2043 (P)...........................       1,152
     22,977   Merrill Lynch/Countrywide Commercial Mortgage
                Trust,
                5.27%, 07/12/2046 (P)...........................         886
      2,950   Merrill Lynch/Countrywide Commercial Mortgage
                Trust,
                5.46%, 07/12/2046 (L)...........................       2,970
      2,040   Merrill Lynch/Countrywide Commercial Mortgage
                Trust,
                5.91%, 06/12/2046...............................       2,140
        461   Morgan Stanley Auto Loan Trust,
                5.00%, 03/15/2012 (I)...........................         458
        686   Morgan Stanley Capital I,
                7.64%, 04/30/2039 (I)(L)........................         685
     12,535   Morgan Stanley Dean Witter Capital I,
                0.46%, 08/25/2032 (H)(P)........................          --
      5,557   Morgan Stanley Dean Witter Capital I,
                8.05%, 08/25/2032 (H)(P)........................          68
      1,225   Navistar Financial Corp. Owner Trust,
                3.53%, 10/15/2012...............................       1,189
        650   Popular ABS Mortgage Pass-Through Trust,
                4.75%, 12/25/2034...............................         627
        540   Popular ABS Mortgage Pass-Through Trust,
                5.42%, 04/25/2035...............................         532
      1,125   Providian Gateway Master Trust,
                3.35%, 09/15/2011 (I)...........................       1,105
      1,430   Providian Master Note Trust,
                5.87%, 03/15/2015 (L)...........................       1,430
      1,750   PSE&G Transition Funding LLC,
                6.45%, 03/15/2013...............................       1,838
        800   Renaissance Home Equity Loan Trust,
                5.36%, 05/25/2035...............................         788
      1,260   Renaissance Home Equity Loan Trust,
                5.75%, 05/25/2036 (L)...........................       1,275
        550   Residential Asset Mortgage Products, Inc.,
                4.98%, 08/25/2034...............................         543
        102   Soundview Home Equity Loan Trust,
                8.64%, 05/25/2030...............................         102
      2,075   Wachovia Auto Loan Owner Trust,
                5.15%, 07/20/2012 (I)...........................       2,078

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

 PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE (W)
-----------                                                       ----------
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES -- (CONTINUED)
              FINANCE -- (CONTINUED)
$     2,150   Wachovia Auto Loan Owner Trust,
                5.29%, 06/20/2012 (I)...........................  $    2,162
      9,666   Wachovia Bank Commercial Mortgage Trust,
                3.65%, 02/15/2041 (I)(P)........................         286
     42,959   Wachovia Bank Commercial Mortgage Trust,
                4.48%, 05/15/2044 (I)(P)........................       1,117
        417   Wachovia Bank Commercial Mortgage Trust,
                4.52%, 05/15/2044...............................         409
      1,375   Wachovia Bank Commercial Mortgage Trust,
                4.72%, 01/15/2041...............................       1,353
      2,650   Wachovia Bank Commercial Mortgage Trust,
                5.42%, 01/15/2045...............................       2,674
      2,500   Wachovia Bank Commercial Mortgage Trust,
                5.42%, 01/15/2045 (L)...........................       2,518
      2,950   Wachovia Bank Commercial Mortgage Trust,
                5.96%, 05/15/2043 (L)...........................       3,060
                                                                  ----------
                                                                     133,104
                                                                  ----------
              TRANSPORTATION -- 0.2%
      1,075   Continental Airlines, Inc.,
                6.70%, 06/15/2021...............................       1,091
        826   Continental Airlines, Inc.,
                8.05%, 11/01/2020...............................         903
                                                                  ----------
                                                                       1,994
                                                                  ----------
              UTILITIES -- 0.1%
        760   Pacific Gas & Electric Energy Recovery Funding
                LLC,
                3.87%, 06/25/2011...............................         748
                                                                  ----------
              Total asset & commercial
                mortgage backed securities
                (cost $135,705).................................  $  135,846
                                                                  ----------
CORPORATE BONDS: INVESTMENT GRADE -- 20.8%
              BASIC MATERIALS -- 0.7%
$       491   Fortune Brands, Inc.,
                5.13%, 01/15/2011 (G)...........................  $      482
      1,550   Teck Cominco Ltd.,
                5.38%, 10/01/2015 (G)...........................       1,514
      1,250   Teck Cominco Ltd.,
                6.13%, 10/01/2035...............................       1,219
      2,055   Vale Overseas Ltd.,
                6.25%, 01/11/2016...............................       2,068
      1,000   Westvaco Corp.,
                7.95%, 02/15/2031 (G)...........................       1,101
                                                                  ----------
                                                                       6,384
                                                                  ----------

 PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE (W)
-----------                                                       ----------
              CONSUMER CYCLICAL -- 0.2%
$       710   Foster's Finance Corp.,
                4.88%, 10/01/2014 (I)...........................  $      669
      1,095   K. Hovnanian Enterprises,
                6.00%, 01/15/2010...............................       1,040
                                                                  ----------
                                                                       1,709
                                                                  ----------
              CONSUMER STAPLES -- 0.9%
      3,582   Diageo Capital plc,
                5.88%, 09/30/2036...............................       3,505
      2,237   Diageo Finance B.V.,
                5.50%, 04/01/2013...............................       2,247
      1,865   SABMiller plc,
                6.20%, 07/01/2011 (I)...........................       1,916
        550   Weyerhaeuser Co.,
                8.50%, 01/15/2025...............................         619
                                                                  ----------
                                                                       8,287
                                                                  ----------
              ENERGY -- 2.0%
      1,870   Amerada Hess Corp.,
                7.13%, 03/15/2033...............................       2,083
      2,240   Anadarko Petroleum Corp.,
                5.95%, 09/15/2016...............................       2,275
        400   Consumers Energy Co.,
                5.15%, 02/15/2017...............................         383
      1,095   Consumers Energy Co.,
                5.38%, 04/15/2013 (G)...........................       1,086
      1,270   Energy Transfer Partners L.P.,
                6.13%, 02/15/2017...............................       1,290
      1,215   Enterprise Products Operating L.P.,
                4.63%, 10/15/2009...............................       1,190
      1,150   Nexen, Inc.,
                7.88%, 03/15/2032...............................       1,374
      1,610   Petro-Canada,
                5.95%, 05/15/2035...............................       1,552
        467   Ras Laffan Liquefied Natural Gas Co., Ltd.,
                3.44%, 09/15/2009 (I)...........................         454
      3,690   Ras Laffan Liquefied Natural Gas Co., Ltd.,
                5.30%, 09/30/2020 (I)...........................       3,561
        710   Sempra Energy,
                6.00%, 02/01/2013...............................         728
      1,490   TNK-BP Finance S.A.,
                7.50%, 07/18/2016 (I)...........................       1,559
                                                                  ----------
                                                                      17,535
                                                                  ----------
              FINANCE -- 9.5%
      1,385   Aegon Funding Corp.,
                5.75%, 12/15/2020...............................       1,407
      1,400   AES El Salvador Trust,
                6.75%, 02/01/2016 (I)...........................       1,390
      2,708   Aetna, Inc.,
                5.75%, 06/15/2011...............................       2,756
      3,450   Aetna, Inc.,
                6.63%, 06/15/2036...............................       3,717
      6,058   American Express Credit Corp.,
                6.80%, 09/01/2066 (G)...........................       6,442

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD TOTAL RETURN BOND FUND

 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

 PRINCIPAL                                                          MARKET
AMOUNT (B)                                                        VALUE (W)
-----------                                                       ----------
CORPORATE BONDS: INVESTMENT
GRADE -- (CONTINUED)
              FINANCE -- (CONTINUED)
$     3,110   AMVESCAP plc,
                4.50%, 12/15/2009...............................  $    3,036
      1,206   AMVESCAP plc,
                5.38%, 02/27/2013...............................       1,191
        915   Army Hawaii Family Housing Trust Certificates,
                5.52%, 06/15/2050 (I)...........................         905
      1,950   BAC Capital Trust XI,
                6.63%, 05/23/2036...............................       2,101
      1,735   BAE Systems Holdings, Inc.,
                5.20%, 08/15/2015 (I)...........................       1,663
         80   Capital One Bank,
                4.88%, 05/15/2008...............................          80
      1,490   Credit Suisse First Boston USA, Inc.,
                6.50%, 01/15/2012...............................       1,573
      1,355   ERAC USA Finance Co.,
                5.60%, 05/01/2015 (I)...........................       1,344
      1,740   ERP Operating L.P.,
                6.58%, 04/13/2015...............................       1,859
      1,355   Federal Home Loan Bank,
                4.88%, 11/18/2011...............................       1,355
      1,980   HSBC Holding plc,
                6.50%, 05/02/2036...............................       2,145
      2,525   iStar Financial, Inc.,
                5.95%, 10/15/2013 (I)...........................       2,542
      3,445   JP Morgan Chase Capital XX,
                6.55%, 09/29/2036...............................       3,567
        820   Kazkommerts International B.V.,
                8.00%, 11/03/2015 (I)...........................         844
JPY 920,000   Landwirtsch Rentenbank,
                0.65%, 09/30/2008...............................       7,860
      1,685   Lehman Brothers Holdings, Inc.,
                5.50%, 04/04/2016...............................       1,687
      1,970   Liberty Mutual Group,
                7.50%, 08/15/2036...............................       2,191
      2,570   Merrill Lynch & Co., Inc.,
                6.05%, 05/16/2016...............................       2,669
      1,345   Merrill Lynch & Co., Inc.,
                6.22%, 09/15/2026...............................       1,389
        220   Metlife, Inc.,
                5.38%, 12/15/2012...............................         222
      2,205   Metlife, Inc.,
                5.70%, 06/15/2035...............................       2,176
      2,385   Morgan Stanley,
                6.25%, 08/09/2026...............................       2,498
      2,032   MUFG Capital Finance I Ltd.,
                6.35%, 07/25/2049...............................       2,052
         75   National Rural Utilities Cooperative Finance
                Corp.,
                5.75%, 08/28/2009...............................          76
      1,511   Principal Financial Group,
                6.05%, 10/15/2036...............................       1,560
      2,110   Prudential Financial, Inc.,
                5.90%, 03/17/2036...............................       2,136

 PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE (W)
-----------                                                       ----------
              FINANCE -- (CONTINUED)
$     1,670   RBD Capital,
                6.50%, 08/11/2008...............................  $    1,682
      1,813   Residential Capital Corp.,
                6.00%, 02/22/2011...............................       1,818
      2,270   Residential Capital Corp.,
                6.38%, 06/30/2010...............................       2,304
        200   Simon Property Group, Inc.,
                6.35%, 08/28/2012 (G)...........................         209
      1,820   Simon Property Group, Inc.,
                7.88%, 03/15/2016 (I)...........................       2,116
      1,500   St. Paul Travelers Cos., Inc.,
                8.13%, 04/15/2010...............................       1,634
        810   Suntrust Preferred Capital,
                5.85%, 12/29/2049 (L)...........................         817
        496   Travelers Property Casualty Corp.,
                5.00%, 03/15/2013...............................         486
      1,370   TuranAlem Finance B.V.,
                8.00%, 03/24/2014...............................       1,377
      1,006   WellPoint, Inc.,
                5.85%, 01/15/2036...............................         989
      1,000   WellPoint, Inc.,
                6.80%, 08/01/2012...............................       1,068
      1,620   Western Union Co.,
                5.93%, 10/01/2016 (I)...........................       1,644
                                                                  ----------
                                                                      82,577
                                                                  ----------
              FOREIGN GOVERNMENTS -- 0.2%
        640   El Salvador (Republic of),
                8.25%, 04/10/2032 (I)(G)........................         749
        682   United Mexican States,
                5.63%, 01/15/2017...............................         682
                                                                  ----------
                                                                       1,431
                                                                  ----------
              HEALTH CARE -- 0.6%
        856   Baxter International, Inc.,
                5.90%, 09/01/2016...............................         883
      1,880   Cardinal Health, Inc.,
                5.85%, 12/15/2017...............................       1,884
      2,630   Teva Pharmaceuticals Finance LLC,
                6.15%, 02/01/2036...............................       2,574
                                                                  ----------
                                                                       5,341
                                                                  ----------
              SERVICES -- 1.5%
      2,110   COX Communications, Inc.,
                5.45%, 12/15/2014...............................       2,061
        435   Electronic Data Systems Corp.,
                3.88%, 07/15/2023 +.............................         445
        775   FedEx Corp.,
                3.50%, 04/01/2009...............................         745
      1,975   Marriott International, Inc.,
                6.20%, 06/15/2016...............................       1,995
        813   Mashantucket Western Pequot Revenue Bond,
                5.91%, 09/01/2021 (I)...........................         783
      1,800   Time Warner Entertainment Co. L.P.,
                8.38%, 07/15/2033...............................       2,193

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

 PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE (W)
-----------                                                       ----------
CORPORATE BONDS: INVESTMENT
GRADE -- (CONTINUED)
              SERVICES -- (CONTINUED)
$     1,164   Viacom, Inc.,
                5.75%, 04/30/2011...............................  $    1,165
      3,250   Viacom, Inc.,
                6.88%, 04/30/2036...............................       3,273
                                                                  ----------
                                                                      12,660
                                                                  ----------
              TECHNOLOGY -- 2.3%
        895   America Movil S.A. de C.V.,
                6.38%, 03/01/2035...............................         876
      1,352   AT&T Corp.,
                8.00%, 11/15/2031...............................       1,694
        685   Bellsouth Capital Funding Corp.,
                7.88%, 02/15/2030 (G)...........................         805
      2,850   Cingular Wireless Services, Inc.,
                8.75%, 03/01/2031...............................       3,734
      1,241   Cisco Systems, Inc.,
                5.50%, 02/22/2016...............................       1,255
      3,391   Siemens Finance,
                6.13%, 08/17/2026 (I)...........................       3,528
      1,675   Sprint Capital Corp.,
                8.75%, 03/15/2032...............................       2,069
        685   TCI Communications, Inc.,
                8.75%, 08/01/2015...............................         811
      2,075   Tele-Communications, Inc.,
                7.88%, 08/01/2013...............................       2,321
      3,070   Telefonica Emisiones SAU,
                6.42%, 06/20/2016...............................       3,182
                                                                  ----------
                                                                      20,275
                                                                  ----------
              TRANSPORTATION -- 0.5%
      1,035   American Airlines, Inc.,
                7.86%, 10/01/2011...............................       1,118
      2,225   CSX Corp.,
                6.75%, 03/15/2011...............................       2,349
        745   Royal Caribbean Cruises Ltd.,
                7.50%, 10/15/2027 (G)...........................         727
                                                                  ----------
                                                                       4,194
                                                                  ----------
              UTILITIES -- 2.4%
      1,314   Carolina Power & Light Co.,
                5.25%, 12/15/2015...............................       1,299
      1,625   Centerpoint Energy, Inc.,
                6.85%, 06/01/2015...............................       1,732
      1,550   Commonwealth Edison Co.,
                5.90%, 03/15/2036...............................       1,524
        565   Detroit Edison Co.,
                6.13%, 10/01/2010...............................         582
      1,395   Duke Energy Corp.,
                3.75%, 03/05/2008...............................       1,368
      3,270   FPL Group Capital, Inc.,
                6.35%, 10/01/2066...............................       3,340
      1,960   Kinder Morgan Finance Co.,
                5.70%, 01/05/2016...............................       1,816
      1,170   Northern States Power Co.,
                6.25%, 06/01/2036...............................       1,272

 PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE (W)
-----------                                                       ----------
              UTILITIES -- (CONTINUED)
$     2,320   Ohio Edison Co.,
                6.88%, 07/15/2036...............................  $    2,579
      2,345   Oneok Partners L.P.,
                6.65%, 10/01/2036...............................       2,413
      1,310   PECO Energy Corp.,
                5.95%, 10/01/2036...............................       1,347
        630   Puget Sound Energy, Inc.,
                7.96%, 02/22/2010...............................         679
        850   Texas-New Mexico Power Co.,
                6.13%, 06/01/2008...............................         855
        250   Westar Energy, Inc.,
                5.15%, 01/01/2017...............................         239
         75   Westar Energy, Inc.,
                6.00%, 07/01/2014 (G)...........................          77
                                                                  ----------
                                                                      21,122
                                                                  ----------
              Total corporate bonds: investment grade
                (cost $178,642).................................  $  181,515
                                                                  ----------
CORPORATE BONDS: NON-INVESTMENT GRADE -- 9.0%
              BASIC MATERIALS -- 1.1%
$     1,810   Boise Cascade LLC,
                7.13%, 10/15/2014...............................  $    1,706
      2,000   Equistar Chemicals L.P.,
                8.75%, 02/15/2009...............................       2,080
      1,700   Goodyear Tire & Rubber Co.,
                11.25%, 03/01/2011..............................       1,870
      1,900   Potlatch Corp.,
                13.00%, 12/01/2009 (L)..........................       2,213
        835   Vedanta Resources plc,
                6.63%, 02/22/2010 (I)...........................         824
      1,195   Verso Paper Holdings LLC,
                11.38%, 08/01/2016 (I)..........................       1,213
                                                                  ----------
                                                                       9,906
                                                                  ----------
              CAPITAL GOODS -- 0.8%
      1,830   Bombardier, Inc.,
                6.30%, 05/01/2014 (I)...........................       1,679
      1,670   Case Corp.,
                7.25%, 01/15/2016...............................       1,680
      1,219   L-3 Communications Corp.,
                3.00%, 08/01/2035 +.............................       1,263
      2,051   Xerox Corp.,
                6.75%, 02/01/2017...............................       2,087
                                                                  ----------
                                                                       6,709
                                                                  ----------
              CONSUMER CYCLICAL -- 1.4%
      1,975   ArvinMeritor, Inc.,
                8.75%, 03/01/2012 (G)...........................       1,940
      2,020   General Motors Corp.,
                6.38%, 05/01/2008...............................       1,980
        940   K Hovnanian Enterprises,
                8.63%, 01/15/2017 (G)...........................         969
      1,030   Neiman Marcus Group, Inc.,
                10.38%, 10/15/2015 (G)..........................       1,127
      1,510   Supervalu, Inc.,
                7.50%, 11/15/2014...............................       1,536

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD TOTAL RETURN BOND FUND

 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

 PRINCIPAL                                                          MARKET
AMOUNT (B)                                                        VALUE (W)
-----------                                                       ----------
CORPORATE BONDS: NON-INVESTMENT
GRADE -- (CONTINUED)
              CONSUMER CYCLICAL -- (CONTINUED)
$     2,330   Technical Olympic USA, Inc.,
                8.25%, 04/01/2011 (I)(G)........................  $    2,202
      2,035   Tenneco, Inc.,
                8.63%, 11/15/2014 (G)...........................       2,050
                                                                  ----------
                                                                      11,804
                                                                  ----------
              CONSUMER STAPLES -- 0.1%
        925   Dole Food Co., Inc.,
                8.63%, 05/01/2009...............................         905
                                                                  ----------
              ENERGY -- 0.1%
        816   Chesapeake Energy Corp.,
                2.75%, 11/15/2035 +.............................         883
        200   Naftogaz Ukrainy,
                8.13%, 09/30/2009...............................         193
                                                                  ----------
                                                                       1,076
                                                                  ----------
              FINANCE -- 1.5%
        915   American Real Estate Partners L.P.,
                7.13%, 02/15/2013...............................         913
      1,710   Avis Budget Car Rental,
                7.91%, 05/15/2014 (I)(L)........................       1,672
      2,640   Ford Motor Credit Co.,
                7.38%, 02/01/2011...............................       2,522
      2,660   Ford Motor Credit Co.,
                9.82%, 04/15/2012 (L)...........................       2,774
      5,010   General Motors Acceptance Corp.,
                6.88%, 09/15/2011...............................       5,044
                                                                  ----------
                                                                      12,925
                                                                  ----------
              FOREIGN GOVERNMENTS -- 0.2%
 BRL  1,875   Brazil (Republic of),
                12.50%, 01/05/2022..............................         860
        860   Turkey (Republic of),
                7.00%, 09/26/2016 (Q)...........................         864
                                                                  ----------
                                                                       1,724
                                                                  ----------
              HEALTH CARE -- 0.2%
      2,200   HCA, Inc.,
                7.88%, 02/01/2011...............................       2,112
                                                                  ----------
              SERVICES -- 0.9%
      3,850   Dex Media West LLC,
                9.88%, 08/15/2013...............................       4,182
      1,680   EchoStar DBS Corp.,
                6.38%, 10/01/2011...............................       1,663
      1,720   SunGard Data Systems, Inc.,
                9.13%, 08/15/2013...............................       1,785
                                                                  ----------
                                                                       7,630
                                                                  ----------
              TECHNOLOGY -- 2.5%
      1,175   Advanced Micro Devices, Inc.,
                7.75%, 11/01/2012...............................       1,196
      1,870   Citizens Communications Co.,
                9.00%, 08/15/2031...............................       2,033

 PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE (W)
-----------                                                       ----------
              TECHNOLOGY -- (CONTINUED)
$       640   CSC Holdings, Inc.,
                8.13%, 07/15/2009...............................  $      660
      1,085   Dobson Cellular Systems,
                8.38%, 11/01/2011 (I)...........................       1,127
      2,000   Intelsat Bermuda Ltd.,
                9.25%, 06/15/2016 (I)...........................       2,135
      2,175   Level 3 Financing, Inc.,
                9.25%, 11/01/2014 (I)...........................       2,189
      2,035   Nortel Networks Ltd.,
                9.62%, 07/15/2011 (I)(L)........................       2,101
      1,105   NXP B.V.,
                8.12%, 10/15/2013 (I)(L)(G).....................       1,115
      1,980   Panamsat Corp.,
                9.00%, 06/15/2016 (I)...........................       2,069
      1,750   Qwest Communications International, Inc.,
                7.50%, 02/15/2014...............................       1,785
        625   Qwest Corp.,
                7.88%, 09/01/2011...............................         664
        203   SanDisk Corp.,
                1.00%, 05/15/2013 (G)+..........................         184
      1,575   Seagate Technology Holdings,
                6.80%, 10/01/2016...............................       1,553
        810   Vimpel Communications,
                8.25%, 05/23/2016 (I)...........................         839
      1,940   Windstream Corp.,
                8.63%, 08/01/2016 (I)...........................       2,093
                                                                  ----------
                                                                      21,743
                                                                  ----------
              UTILITIES -- 0.2%
      1,975   NRG Energy, Inc.,
                7.38%, 02/01/2016...............................       1,996
                                                                  ----------
              Total corporate bonds: non-investment grade
                (cost $77,281)..................................  $   78,530
                                                                  ----------
SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE (V) -- 4.8%
              BASIC MATERIALS -- 0.7%
$     1,385   Compass Minerals Group, Inc.,
                6.88%, 12/22/2012 (N)(Q)........................  $    1,384
      2,693   Georgia-Pacific Corp.,
                7.36%, 02/14/2013 (N)...........................       2,706
      1,863   Huntsman International, Inc.,
                7.07%, 08/16/2012 (N)(Q)........................       1,861
                                                                  ----------
                                                                       5,951
                                                                  ----------
              CONSUMER CYCLICAL -- 0.3%
        354   Invista B.V., Term Loan Tranche B-1,
                6.88%, 04/30/2010 (AA)(Q).......................         355
        355   Invista B.V., Term Loan Tranche B-2,
                6.88%, 04/30/2010 (AA)(Q).......................         356

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

 PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE (W)
-----------                                                       ----------
SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE -- (CONTINUED)
              CONSUMER CYCLICAL -- (CONTINUED)
$     1,049   Supervalu, Inc.,
                7.17%, 05/30/2013 (N)...........................  $    1,052
        532   William Carter Co.,
                6.86%, 07/14/2012 (AA)(Q).......................         531
                                                                  ----------
                                                                       2,294
                                                                  ----------
              FINANCE -- 1.0%
      2,545   Ameritrade Holding Corp.,
                6.82%, 12/31/2011 (N)...........................       2,543
      2,629   General Growth Properties,
                6.62%, 02/24/2010 (N)...........................       2,610
        960   Nasdaq Stock Market, Inc., Term Loan C,
                7.06%, 05/22/2012 (N)...........................         960
      1,987   Nasdaq Stock Market, Inc., Term Loan B,
                7.06%, 05/22/2012 (N)...........................       1,987
                                                                  ----------
                                                                       8,100
                                                                  ----------
              HEALTH CARE -- 0.8%
      1,602   Community Health Systems,
                7.14%, 08/19/2011 (N)...........................       1,601
      2,538   Fresenius Medical Care AG,
                6.79%, 03/23/2012 (N)...........................       2,518
      1,400   HCA, Inc.,
                9.37%, 09/15/2007 (AA)(Q).......................       1,386
      1,858   Lifepoint Hospitals, Inc.,
                6.98%, 04/15/2012 (AA)..........................       1,850
                                                                  ----------
                                                                       7,355
                                                                  ----------
              SERVICES -- 1.4%
        970   Allied Waste,
                7.07%, 01/15/2012 (N)...........................         970
      2,445   Allied Waste,
                7.17%, 01/15/2012 (N)...........................       2,444
      1,224   Gray Television, Inc.,
                6.86%, 11/22/2012 (N)(Q)........................       1,222
      2,927   MGM Mirage, Inc.,
                6.59%, 10/03/2011 (N)...........................       2,894
      2,720   Regal Cinemas, Inc.,
                7.12%, 11/10/2010 (N)(Q)........................       2,714
        931   UPC Financing Partnership,
                7.62%, 03/31/2013 (N)(Q)........................         931
        931   UPC Financing Partnership,
                7.62%, 12/31/2013 (N)(Q)........................         930
                                                                  ----------
                                                                      12,105
                                                                  ----------
              TECHNOLOGY -- 0.4%
        710   Cincinnati Bell, Inc.,
                6.92%, 08/31/2012 (N)...........................         709
        754   Mediacom Broadband,
                7.08%, 01/31/2015 (AA)(Q).......................         752

 PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE (W)
-----------                                                       ----------
              TECHNOLOGY -- (CONTINUED)
$     1,763   Mediacom Broadband,
                7.41%, 01/31/2015 (N)(Q)........................  $    1,747
        443   Mediacom LLC,
                7.23%, 01/31/2015 (N)...........................         443
                                                                  ----------
                                                                       3,651
                                                                  ----------
              UTILITIES -- 0.2%
        963   Mirant North America LLC,
                7.07%, 01/03/2013 (N)...........................         961
        710   NRG Energy, Inc.,
                7.32%, 01/27/2013 (AA)(Q).......................         714
        355   Pike Electric, Inc.,
                6.88%, 07/01/2012 (AA)(Q).......................         354
                                                                  ----------
                                                                       2,029
                                                                  ----------
              Total senior floating rate interests:
                non-investment grade
                (cost $41,538)..................................  $   41,485
                                                                  ----------
U.S. GOVERNMENT AGENCIES -- 26.8%
              FEDERAL HOME LOAN MORTGAGE CORPORATION -- 7.0%
$     3,800   4.10% 2014........................................  $    3,708
     12,153   4.50% 2018........................................      11,768
      3,020   5.04% 2035........................................       2,984
      3,554   5.33% 2036........................................       3,531
      1,036   5.45% 2036........................................       1,032
      3,170   5.46% 2036........................................       3,157
     13,210   5.48% 2036........................................      13,164
      3,355   5.50% 2033 -- 2034................................       3,327
      3,259   5.58% 2036........................................       3,270
     15,372   6.00% 2032 -- 2035................................      15,499
                                                                  ----------
                                                                      61,440
                                                                  ----------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 14.7%
      9,247   4.50% 2035........................................       8,679
        746   4.69% 2034........................................         731
      1,863   4.71% 2035........................................       1,823
        895   4.72% 2035........................................         879
      2,319   4.79% 2035........................................       2,273
      1,109   4.88% 2035........................................       1,096
        802   4.91% 2035........................................         790
      1,967   4.94% 2035........................................       1,939
     37,826   5.00% 2018 -- 2036 (Q)............................      37,054
      1,297   5.09% 2035........................................       1,277
     32,774   5.50% 2017 -- 2033 (Q)............................      32,688
     35,844   6.00% 2013 -- 2036 (Q)............................      36,085
      1,446   6.50% 2031 -- 2036 (Q)............................       1,475
        421   7.50% 2029 -- 2031................................         439
                                                                  ----------
                                                                     127,228
                                                                  ----------
              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 3.1%
      5,392   5.50% 2033 -- 2035................................       5,376
     17,650   6.00% 2032 -- 2036................................      17,852
      3,973   6.50% 2028 -- 2032................................       4,095
                                                                  ----------
                                                                      27,323
                                                                  ----------

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD TOTAL RETURN BOND FUND

 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

 PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE (W)
-----------                                                       ----------
U.S. GOVERNMENT AGENCIES -- (CONTINUED)
              OTHER GOVERNMENT AGENCIES -- 2.0%
$     2,063   5.37% 2026........................................  $    2,075
      2,284   5.54% 2026........................................       2,319
      1,899   5.57% 2026........................................       1,932
      1,869   5.64% 2026........................................       1,912
      2,208   5.70% 2026........................................       2,261
      1,779   5.82% 2026........................................       1,832
      1,792   5.87% 2026........................................       1,850
      1,585   6.07% 2026........................................       1,653
      1,809   6.14% 2022........................................       1,869
                                                                  ----------
                                                                      17,703
                                                                  ----------
              Total U.S. government agencies
                (cost $235,000).................................  $  233,694
                                                                  ----------
U.S. GOVERNMENT SECURITIES -- 11.3%
              OTHER DIRECT FEDERAL OBLIGATIONS -- 0.3%
$     8,800   Tennessee Valley Authority,
                4.75%, 11/01/2025 (M)...........................  $    2,233
        250   Federal Home Loan Bank,
                6.05%, 02/20/2007 (L)...........................         248
                                                                  ----------
                                                                       2,481
                                                                  ----------
              U.S. TREASURY SECURITIES -- 11.0%
      3,492   3.38% 2007 (O)(G).................................       4,441
      5,909   4.50% 2011 (G)....................................       5,888
      7,045   4.50% 2036 (G)....................................       6,801
      2,430   4.63% 2011........................................       2,436
     40,121   4.88% 2009 -- 2016 (G)............................      40,936
      7,315   5.00% 2008 (G)....................................       7,346
     27,270   5.125% 2011 (G)...................................      27,887
                                                                  ----------
                                                                      95,735
                                                                  ----------
              Total U.S. government securities
                (cost $97,861)..................................  $   98,216
                                                                  ----------
              Total long-term securities
                (cost $767,277).................................  $  770,438
                                                                  ----------
SHORT-TERM INVESTMENTS -- 30.2%
              CONSUMER STAPLES -- 0.9%
$     8,000   Cargill, Inc.,
                5.24%, 11/10/2006...............................  $    7,989
                                                                  ----------
              FINANCE -- 5.1%
      8,000   American General Finance,
                5.24%, 11/17/2006...............................       7,981
      6,000   Bank of America Corp.,
                5.24%, 11/03/2006...............................       5,997
      8,000   Bear Stearns Co.,
                5.24%, 11/13/2006...............................       7,985
      8,000   Deutsche Bank,
                5.25%, 11/13/2006...............................       7,985
      8,000   General Electric Capital Corp.,
                5.23%, 11/13/2006...............................       7,985

 PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE (W)
-----------                                                       ----------
              FINANCE -- (CONTINUED)
$     6,000   Morgan Stanley,
                5.25%, 11/14/2006...............................  $    5,988
        802   State Street Bank Money Market Fund...............         802
                                                                  ----------
                                                                      44,723
                                                                  ----------
              REPURCHASE AGREEMENTS -- 13.0%
     37,426   BNP Paribas Joint Repurchase Agreement,
                5.24%, 11/01/2006...............................      37,426
     38,375   RBS Greenwich Joint Repurchase Agreement,
                5.24%, 11/01/2006...............................      38,375
     37,426   UBS Securities LLC Repurchase Agreement,
                5.24%, 11/01/2006...............................      37,426
                                                                  ----------
                                                                     113,227
                                                                  ----------
  SHARES
-----------
              SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
              LENDING -- 11.1%
     96,732   Navigator Prime Portfolio,
                5.26% (L).......................................  $   96,732
                                                                  ----------
 PRINCIPAL
  AMOUNT
-----------
              U.S. TREASURY BILL -- 0.1%
$       650   U.S. Treasury Bill,
                4.83%, 12/14/2006 (M)(S)........................         646
                                                                  ----------
              Total short-term investments
                (cost $263,317).................................  $  263,317
                                                                  ----------
              Total investments in securities
                (cost $1,030,594) (C)...........................  $1,033,755
                                                                  ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 7.04% of total net assets at October 31, 2006.

  (B) All principal amounts are in U.S. dollars unless otherwise indicated.

      BRL   --   Brazilian Real
      JPY   --   Japanese Yen

  (C) At October 31, 2006, the cost of securities for federal income tax purposes was $1,030,872 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation.........................  $ 7,868
      Unrealized depreciation.........................   (4,985)
                                                        -------
      Net unrealized appreciation.....................  $ 2,883
                                                        =======

 (G) Security is partially on loan at October 31, 2006.

  (H) The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

     lacks a readily available market or if its valuation has not changed for a certain period of time.

          PERIOD                                                 COST
         ACQUIRED        PAR               SECURITY             BASIS
         --------        ---               --------             -----
      4/2005           $12,535   Morgan Stanley                  $--
                                 Dean Witter Capital I,
                                 0.46%, 08/25/2023 - 144A
      4/2005 - 8/2006    5,557   Morgan Stanley                   86
                                 Dean Witter Capital I,
                                 8.05%, 08/25/2032 - Reg D

      The aggregate value of these securities at October 31, 2006 was $68, which represents 0.01% of total net assets.

  (I) Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at October 31, 2006, was $71,695, which represents 8.22% of total net assets.

  (L) Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2006.

  (M) The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

  (N) The interest rate disclosed for these securities represents the effective yield as of October 31, 2006.

  (O) U.S. Treasury inflation-protection securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

  (S) Security pledged as initial margin deposit for open futures contracts at October 31, 2006.

  (P) The interest rates disclosed for interest only strips represent effective yields based upon estimated future cash flows at October 31, 2006.

 (AA) The interest rate disclosed for these securities represents an estimated yield as of October 31, 2006.
  (Q) The cost of securities purchased on a when-issued or delayed delivery basis at October 31, 2006 was $80,000.

  (V) Senior loans in which the Fund invests generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank's certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The interest rate indicated is the rate in effect at October 31, 2006.

  (W) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

   +  Convertible debt security.

               FUTURES CONTRACTS OUTSTANDING AT OCTOBER 31, 2006

                                                                                                                     UNREALIZED
                                                          NUMBER OF                                                 APPRECIATION
DESCRIPTION                                               CONTRACTS         POSITION          EXPIRATION           (DEPRECIATION)
-----------                                               ---------         --------         -------------         --------------
U.S. 2 Year Treasury Note futures contracts                  196             Long            December 2006             $ 279
U.S. 5 Year Treasury Note futures contracts                  306             Long            December 2006                91
U.S. Long Bond futures contracts                             189             Short           December 2006              (370)
                                                                                                                       -----
                                                                                                                       $  --
                                                                                                                       =====

These contracts had a market value of $93,658 as of October 31, 2006.

       FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT OCTOBER 31, 2006

                                                                                                                     UNREALIZED
                                                                MARKET         CONTRACT          DELIVERY           APPRECIATION
DESCRIPTION                                 TRANSACTION         VALUE           AMOUNT             DATE            (DEPRECIATION)
-----------                                 -----------         ------         --------         ----------         --------------
Japanese Yen                                   Buy              $4,295          $4,296          11/07/2006              $ (1)
Japanese Yen                                   Sell             8,637            8,556          11/07/2006               (81)
                                                                                                                        ----
                                                                                                                        $(82)
                                                                                                                        ====

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD U.S. GOVERNMENT SECURITIES FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
 ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES -- 5.1%
            FINANCE -- 5.1%
 $ 2,000    Countrywide Asset-Backed Certificates,
              5.76%, 09/01/2036...............................  $  2,010
   2,000    Countrywide Asset-Backed Certificates,
              5.80%, 07/25/2034...............................     1,996
   4,000    Merrill Lynch/Countrywide Commercial Mortgage
              Trust,
              5.46%, 07/12/2046 (L)...........................     4,027
   1,979    Spirit Master Funding LLC,
              5.76%, 03/20/2024 (I)...........................     1,986
                                                                --------
            Total asset & commercial mortgage backed
              securities
              (cost $10,001)..................................  $ 10,019
                                                                --------
U.S. GOVERNMENT SECURITIES -- 10.4%
            OTHER DIRECT FEDERAL OBLIGATIONS -- 3.9%
            FEDERAL HOME LOAN BANK:
 $ 1,000    4.88%, 11/18/2011.................................  $  1,000
   6,650    5.125% 2013.......................................     6,716
                                                                --------
                                                                   7,716
                                                                --------
            U.S. TREASURY SECURITIES -- 6.5%
            U.S. TREASURY NOTES:
   3,000    4.75% 2011........................................     3,020
   9,690    4.875% 2009 -- 2016 (G)...........................     9,813
                                                                --------
                                                                  12,833
                                                                --------
            Total U.S. government securities
              (cost $20,377)..................................  $ 20,549
                                                                --------
U.S. GOVERNMENT AGENCIES -- 82.9%
            FEDERAL HOME LOAN MORTGAGE CORPORATION -- 30.0%
            MORTGAGE BACKED SECURITIES:
 $ 1,298    6.00% 2032........................................  $  1,311
      71    7.00% 2029 -- 2031................................        74
     105    9.00% 2022........................................       113
      61    11.50% 2015 -- 2019...............................        65
      46    11.75% 2010 -- 2011...............................        50
      15    12.50% 2019.......................................        16
                                                                --------
                                                                   1,629
                                                                --------
            NOTES:
   7,860    5.00% 2010........................................     7,880
   3,000    5.125% 2011.......................................     3,030
   9,292    6.00% 2017........................................     9,469
                                                                --------
                                                                  20,379
                                                                --------
            REMIC -- PAC'S:
  36,644    6.00% 2031 -- 2032................................    37,263
                                                                --------
                                                                  59,271
                                                                --------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 40.6%
            MORTGAGE BACKED SECURITIES:
 $11,535    5.48% 2036........................................    11,499

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION -- (CONTINUED)
  12,688    5.50% 2015 -- 2036................................  $ 12,550
   2,164    5.85% 2009........................................     2,175
  22,290    6.00% 2016 -- 2036................................    22,445
   1,300    6.01% 2009........................................     1,313
   1,027    6.36% 2008........................................     1,032
     837    6.50% 2013 -- 2015................................       855
   5,412    6.52% 2008........................................     5,430
      85    7.50% 2030........................................        89
      22    8.00% 2025........................................        23
      50    8.50% 2022........................................        53
      40    9.00% 2020........................................        44
      13    9.75% 2020........................................        14
     113    10.00% 2020.......................................       124
      37    10.50% 2012 -- 2018...............................        41
       8    10.75% 2013.......................................         9
     176    11.00% 2015 -- 2020...............................       192
      34    11.25% 2013.......................................        35
       8    11.50% 2015.......................................         8
      20    12.00% 2014.......................................        22
      64    12.50% 2015.......................................        71
                                                                --------
                                                                  58,024
                                                                --------
            NOTES:
   9,000    5.05% 2009........................................     8,985
  10,500    6.25% 2029........................................    12,038
                                                                --------
                                                                  21,023
                                                                --------
            REMIC-PAC'S:
   1,233    6.50% 2012........................................     1,253
                                                                --------
                                                                  80,300
                                                                --------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 2.6%
            MORTGAGE BACKED SECURITIES:
     450    6.00% 2034........................................       455
   3,850    6.50% 2031 -- 2032................................     3,964
      50    7.00% 2030........................................        51
     115    8.00% 2022........................................       121
     412    9.50% 2016 -- 2019................................       448
      28    11.00% 2015 -- 2018...............................        30
                                                                --------
                                                                   5,069
                                                                --------
            OTHER GOVERNMENT AGENCIES -- 9.7%
            SMALL BUSINESS ADMINISTRATION PARTICIPATION
            CERTIFICATES:
   1,448    5.37% 2026........................................     1,457
   1,507    5.54% 2026........................................     1,530
   2,941    5.66% 2022........................................     2,995
   1,920    5.70% 2026........................................     1,966
   2,737    5.82% 2026........................................     2,820
   2,812    5.98% 2022........................................     2,884

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
U.S. GOVERNMENT AGENCIES -- (CONTINUED)
            OTHER GOVERNMENT AGENCIES -- (CONTINUED)
 $ 2,439    6.07% 2026........................................  $  2,544
   2,836    6.14% 2022........................................     2,929
                                                                --------
                                                                  19,125
                                                                --------
            Total U.S. government agencies
              (cost $162,142).................................  $163,765
                                                                --------
            Total long-term investments
              (cost $192,520).................................  $194,333
                                                                --------
SHORT-TERM INVESTMENTS -- 5.1%
            REPURCHASE AGREEMENTS -- 1.2%
 $   811    BNP Paribas Repurchase Agreement,
              5.24%, 11/01/2006...............................  $    811
     831    RBS Greenwich Repurchase Agreement,
              5.24%, 11/01/2006...............................       831
     811    UBS Securities LLC Repurchase Agreement,
              5.24%, 11/01/2006...............................       811
                                                                --------
                                                                   2,453
                                                                --------
            U.S. TREASURY BILL -- 0.2%
     350    U.S. Treasury Bill,
              4.77%, 12/14/2006 (M)(S)........................       348
                                                                --------

 SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 3.7%
   7,287    BNY Institutional Cash Reserve Fund,
              5.31% (L).......................................  $  7,287
                                                                --------
            Total short-term investments
              (cost $10,088)..................................  $ 10,088
                                                                --------
            Total investments in securities
              (cost $202,608) (C).............................  $204,421
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

  (C) At October 31, 2006, the cost of securities for federal income tax purposes was $202,617 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation..........................  $2,136
      Unrealized depreciation..........................    (332)
                                                         ------
      Net unrealized appreciation......................  $1,804
                                                         ======

  (G) Security is partially on loan at October 31, 2006.

  (I) Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at October 31, 2006, was $1,986, which represents 1.01% of total net assets.

  (L) Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2006.

  (M) The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

  (W) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

  (S) Security pledged as initial margin deposit for open futures contracts at October 31, 2006.

               FUTURES CONTRACTS OUTSTANDING AT OCTOBER 31, 2006

                                                                  UNREALIZED
                       NUMBER OF                                 APPRECIATION
DESCRIPTION            CONTRACTS   POSITION     EXPIRATION      (DEPRECIATION)
-----------            ---------   --------   ---------------   --------------
CBT 5 Year U.S.
  Treasury Note
  futures contracts       158        Long      December 2006         $38
                                                                     ===

These contracts had a market value of $16,679 as of October 31, 2006.

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD VALUE FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
 COMMON STOCK -- 98.0%
            BASIC MATERIALS -- 5.1%
     27     Alcoa, Inc. ......................................  $    786
     51     Cameco Corp. .....................................     1,788
     40     Dow Chemical Co. .................................     1,640
     48     E.I. DuPont de Nemours & Co. .....................     2,208
     21     Kimberly-Clark Corp. .............................     1,424
     16     Precision Castparts Corp. ........................     1,103
                                                                --------
                                                                   8,949
                                                                --------
            CAPITAL GOODS -- 6.9%
     41     American Standard Cos., Inc. .....................     1,811
     71     Applied Materials, Inc. ..........................     1,236
     24     Deere & Co. ......................................     2,001
     41     Goodrich Corp. ...................................     1,799
     29     National Oilwell Varco, Inc. (D)..................     1,770
     41     Pitney Bowes, Inc. ...............................     1,896
     19     Textron, Inc. ....................................     1,709
                                                                --------
                                                                  12,222
                                                                --------
            CONSUMER CYCLICAL -- 6.6%
     35     Altria Group, Inc. ...............................     2,814
     23     D.R. Horton, Inc. ................................       532
     43     Federated Department Stores, Inc. ................     1,893
     69     Gap, Inc. ........................................     1,457
     40     McDonald's Corp. .................................     1,681
    100     Safeway, Inc. ....................................     2,942
      8     Supervalu, Inc. ..................................       257
                                                                --------
                                                                  11,576
                                                                --------
            CONSUMER STAPLES -- 4.3%
     37     Campbell Soup Co. ................................     1,372
     49     Kellogg Co. ......................................     2,470
     60     PepsiCo, Inc. ....................................     3,787
                                                                --------
                                                                   7,629
                                                                --------
            ENERGY -- 8.2%
     26     Chevron Corp. ....................................     1,754
    102     Exxon Mobil Corp. ................................     7,292
     32     GlobalSantaFe Corp. ..............................     1,650
     79     Occidental Petroleum Corp. .......................     3,694
                                                                --------
                                                                  14,390
                                                                --------
            FINANCE -- 29.6%
     32     ACE Ltd. .........................................     1,809
     38     Aetna, Inc. ......................................     1,558
     49     Allstate Corp. ...................................     3,025
     39     American International Group, Inc. ...............     2,613
    137     Bank of America Corp. ............................     7,391
     49     Bank of New York Co., Inc. .......................     1,691
     46     Chubb Corp. ......................................     2,466
    118     Citigroup, Inc. ..................................     5,899
     18     Goldman Sachs Group, Inc. ........................     3,492
    131     Host Hotels & Resorts, Inc. ......................     3,015
     47     JP Morgan Chase & Co. ............................     2,216
     12     Merrill Lynch & Co., Inc. ........................     1,014
     21     PNC Financial Services Group, Inc. ...............     1,499

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            FINANCE -- (CONTINUED)
     54     State Street Corp. ...............................  $  3,481
     16     SunTrust Banks, Inc. .............................     1,248
     35     UBS AG............................................     2,070
     56     US Bancorp........................................     1,878
     39     Wachovia Corp. ...................................     2,182
     21     WellPoint, Inc. (D)...............................     1,618
     57     Wells Fargo & Co. ................................     2,050
                                                                --------
                                                                  52,215
                                                                --------
            HEALTH CARE -- 9.1%
     34     Abbott Laboratories...............................     1,601
     51     Baxter International, Inc. .......................     2,335
     86     Boston Scientific Corp. (D).......................     1,368
     29     Bristol-Myers Squibb Co. .........................       720
    153     CVS Corp. ........................................     4,811
     70     Pfizer, Inc. .....................................     1,872
     66     Wyeth.............................................     3,353
                                                                --------
                                                                  16,060
                                                                --------
            SERVICES -- 3.0%
     37     Comcast Corp. Class A (D).........................     1,517
    339     Sun Microsystems, Inc. (D)........................     1,839
     93     Time Warner, Inc. ................................     1,869
                                                                --------
                                                                   5,225
                                                                --------
            TECHNOLOGY -- 17.3%
    147     AT&T, Inc. .......................................     5,020
     25     Beckman Coulter, Inc. ............................     1,428
    135     BellSouth Corp. ..................................     6,102
     76     Cisco Systems, Inc. (D)...........................     1,829
    237     EMC Corp. (D).....................................     2,908
    137     General Electric Co. .............................     4,796
     48     Hewlett-Packard Co. ..............................     1,844
     81     Motorola, Inc. ...................................     1,870
     67     Sprint Nextel Corp. ..............................     1,248
     95     Verizon Communications, Inc. .....................     3,515
                                                                --------
                                                                  30,560
                                                                --------
            TRANSPORTATION -- 3.5%
     52     AMR Corp. (D).....................................     1,465
     51     General Dynamics Corp. ...........................     3,598
     78     Southwest Airlines Co. ...........................     1,165
                                                                --------
                                                                   6,228
                                                                --------
            UTILITIES -- 4.4%
     25     Dominion Resources, Inc. .........................     2,037
      9     Entergy Corp. ....................................       755
     37     Exelon Corp. .....................................     2,281
     29     FPL Group, Inc. ..................................     1,499
     31     SCANA Corp. ......................................     1,253
                                                                --------
                                                                   7,825
                                                                --------
            Total common stock
              (cost $147,128).................................  $172,879
                                                                --------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

 PRINCIPAL                                                      MARKET
  AMOUNT                                                       VALUE (W)
-----------                                                    ---------
                                         SHORT-TERM INVESTMENTS -- 2.5%
           REPURCHASE AGREEMENTS -- 2.5%
 $     883 Bank of America Securities TriParty Joint
             Repurchase Agreement,
             5.31%, 11/01/2006...............................  $     883
       519 Credit Suisse Securities TriParty Joint Repurchase
             Agreement,
             5.32%, 11/01/2006...............................        519
        21 Deutsche Bank Securities Joint Repurchase
             Agreement,
             5.25%, 11/01/2006...............................         21
       416 Deutsche Bank Securities TriParty Joint Repurchase
             Agreement,
             5.30%, 11/01/2006...............................        416
       873 Deutsche Bank Securities TriParty Joint Repurchase
             Agreement,
             5.32%, 11/01/2006...............................        873
       478 Morgan Stanley & Co., Inc. TriParty Joint
             Repurchase Agreement,
             5.29%, 11/01/2006...............................        478
     1,174 UBS Securities TriParty Joint Repurchase
             Agreement,
             5.31%, 11/01/2006...............................      1,174
                                                               ---------
           Total short-term investments
             (cost $4,364)...................................  $   4,364
                                                               ---------
           Total investments in securities
             (cost $151,492) (C).............................  $ 177,243
                                                               =========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 2.19% of total net assets at October 31, 2006.

  (C) At October 31, 2006, the cost of securities for federal income tax purposes was $151,645 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation.........................  $26,504
      Unrealized depreciation.........................     (906)
                                                        -------
      Net unrealized appreciation.....................  $25,598
                                                        =======

  (D) Currently non-income producing.

  (W) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD VALUE OPPORTUNITIES FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
 COMMON STOCK -- 98.5%
            BASIC MATERIALS -- 9.3%
    206     Alcoa, Inc. ......................................  $  5,950
     90     Arch Coal, Inc. ..................................     3,106
     38     Celanese Corp. ...................................       775
     42     Century Aluminum Co. (D)..........................     1,623
    206     Chemtura Corp. ...................................     1,763
     43     Cytec Industries, Inc. ...........................     2,382
     39     E.I. DuPont de Nemours & Co. .....................     1,763
     11     FMC Corp. (D).....................................       768
     33     Martin Marietta Materials, Inc. ..................     2,913
     32     Michelin (C.G.D.E.) Class B (A)...................     2,583
     43     Owens-Illinois, Inc. (D)..........................       706
    146     Smurfit-Stone Container Corp. (D).................     1,554
     50     Temple-Inland, Inc. ..............................     1,956
                                                                --------
                                                                  27,842
                                                                --------
            CAPITAL GOODS -- 5.3%
     26     Alliant Techsystems, Inc. (D).....................     1,992
     34     Deere & Co. ......................................     2,920
    174     Goodrich Corp. ...................................     7,658
     30     Kennametal, Inc. .................................     1,851
     42     Varian Semiconductor Equipment Associates, Inc.
              (D).............................................     1,523
                                                                --------
                                                                  15,944
                                                                --------
            CONSUMER CYCLICAL -- 7.2%
    155     American Axle & Manufacturing Holdings, Inc. .....     2,904
    310     Foot Locker, Inc. ................................     7,187
     75     Lear Corp. (G)....................................     2,269
    199     Ruby Tuesday, Inc. ...............................     5,511
     97     TRW Automotive Holdings Corp. (D).................     2,483
     27     Walter Industries (G).............................     1,246
                                                                --------
                                                                  21,600
                                                                --------
            CONSUMER STAPLES -- 1.3%
     34     Avon Products, Inc. ..............................     1,028
    120     Unilever N.V. NY Shares...........................     2,897
                                                                --------
                                                                   3,925
                                                                --------
            ENERGY -- 9.3%
     73     Exxon Mobil Corp. ................................     5,235
     35     GlobalSantaFe Corp. ..............................     1,801
     22     Marathon Oil Corp. ...............................     1,935
     43     Noble Corp. ......................................     3,007
     62     Noble Energy, Inc. ...............................     2,991
    197     Talisman Energy, Inc. ............................     3,259
    101     Total S.A. ADR....................................     6,858
    110     UGI Corp. ........................................     2,920
                                                                --------
                                                                  28,006
                                                                --------
            FINANCE -- 28.3%
    161     ACE Ltd. .........................................     9,240
     71     Aetna, Inc. ......................................     2,943
     53     Allstate Corp. ...................................     3,234
     32     AMBAC Financial Group, Inc. ......................     2,647
     54     American International Group, Inc. ...............     3,641

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            FINANCE -- (CONTINUED)
    338     Apollo Investment Corp. ..........................  $  7,295
    281     Bank of America Corp. ............................    15,125
    106     Capital One Financial Corp. ......................     8,369
     35     CIT Group, Inc. ..................................     1,817
     81     Citigroup, Inc. ..................................     4,086
    140     E*Trade Financial Corp. (D).......................     3,257
     44     Everest Re Group Ltd. ............................     4,354
    134     KKR Financial Corp. ..............................     3,587
     97     Platinum Underwriters Holdings Ltd. ..............     2,893
    211     Royal Bank of Scotland Group plc (A)..............     7,522
     46     UBS AG............................................     2,747
    134     UnumProvident Corp. ..............................     2,643
                                                                --------
                                                                  85,400
                                                                --------
            HEALTH CARE -- 7.7%
     29     Astellas Pharma, Inc. (A).........................     1,306
    127     Boston Scientific Corp. (D).......................     2,025
     65     Bristol-Myers Squibb Co. .........................     1,609
     68     Cooper Companies, Inc. ...........................     3,913
    154     Impax Laboratories, Inc. (D)......................     1,077
     38     Sanofi-Aventis S.A. (A)...........................     3,251
    104     Sanofi-Aventis S.A. ADR...........................     4,431
    106     Wyeth.............................................     5,394
                                                                --------
                                                                  23,006
                                                                --------
            SERVICES -- 7.4%
     43     Avid Technology, Inc. (D).........................     1,535
     65     Comcast Corp. Class A (D).........................     2,631
    169     Comcast Corp. Special Class A (D).................     6,857
     89     Entercom Communications Corp. ....................     2,457
     33     Liberty Global, Inc. (D)..........................       854
     55     Liberty Global, Inc. Class C (D)..................     1,390
     57     R.H. Donnelley Corp. (G)..........................     3,439
    355     Unisys Corp. (D)..................................     2,322
     19     Viacom, Inc. Class B (D)..........................       736
                                                                --------
                                                                  22,221
                                                                --------
            TECHNOLOGY -- 18.3%
    112     Arrow Electronics, Inc. (D).......................     3,352
    323     Cinram International Income Fund..................     6,380
    426     Cisco Systems, Inc. (D)...........................    10,282
     11     Embarq Corp. .....................................       516
     70     Fairchild Semiconductor International, Inc. (D)...     1,123
    265     Flextronics International Ltd. (D)................     3,074
    170     Microsoft Corp. ..................................     4,889
     78     NCR Corp. (D).....................................     3,239
    277     Powerwave Technologies, Inc. (D)(G)...............     1,802
     63     QLogic Corp. (D)..................................     1,303
    177     Sprint Nextel Corp. ..............................     3,300
    152     Symantec Corp. (D)................................     3,008
     62     Tektronix, Inc. ..................................     1,874
    124     Telefonaktiebolaget LM Ericsson ADR...............     4,678
    117     Tyco International Ltd. ..........................     3,429
     75     Verizon Communications, Inc. .....................     2,757
                                                                --------
                                                                  55,006
                                                                --------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
COMMON STOCK -- (CONTINUED)
            TRANSPORTATION -- 4.4%
    199     UAL Corp. (D).....................................  $  7,163
     21     US Airways Group, Inc. (D)........................     1,062
     81     US Airways Group, Inc. (D) (I)....................     4,015
     24     YRC Worldwide, Inc. (D)...........................       945
                                                                --------
                                                                  13,185
                                                                --------
            Total common stock
              (cost $260,227).................................  $296,135
                                                                --------
PRINCIPAL
AMOUNT
 ------
 SHORT-TERM INVESTMENTS -- 3.7%
            REPURCHASE AGREEMENTS -- 1.3%
 $  819     Bank of America Securities TriParty Joint
              Repurchase Agreement,
              5.31%, 11/01/2006...............................  $    819
    482     Credit Suisse Securities TriParty Joint Repurchase
              Agreement,
              5.32%, 11/01/2006...............................       482
     19     Deutsche Bank Securities Joint Repurchase
              Agreement,
              5.25%, 11/01/2006...............................        19
    385     Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              5.30%, 11/01/2006...............................       385
    809     Deutsche Bank Securities TriParty Joint Repurchase
              Agreement,
              5.32%, 11/01/2006...............................       809
    443     Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              5.29%, 11/01/2006...............................       443
  1,088     UBS Securities TriParty Joint Repurchase
              Agreement,
              5.31%, 11/01/2006...............................     1,088
                                                                --------
                                                                   4,045
                                                                --------
                                                                 MARKET
SHARES                                                          VALUE (W)
 ------                                                         --------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 2.4%
  7,150     BNY Institutional Cash Reserve Fund...............  $  7,150
                                                                --------
            Total short-term investments
              (cost $11,195)..................................  $ 11,195
                                                                --------
            Total investments in securities
              (cost $271,422) (C).............................  $307,330
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 15.27% of total net assets at October 31, 2006.

  (A) The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at October 31, 2006, was $14,662, which represents 4.88% of total net assets.

  (C) At October 31, 2006, the cost of securities for federal income tax purposes was $271,949 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation.........................  $39,414
      Unrealized depreciation.........................   (4,033)
                                                        -------
      Net unrealized appreciation.....................  $35,381
                                                        =======

  (D) Currently non-income producing.

  (G) Security is partially on loan at October 31, 2006.

  (I) Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at October 31, 2006, was $4,015, which represents 1.33% of total net assets.

  (W) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 STATEMENT OF ASSETS AND LIABILITIES
 OCTOBER 31, 2006 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                                       AGGRESSIVE
                                                                ADVISERS            GROWTH ALLOCATION
                                                                  FUND                    FUND
                                                              -------------         -----------------
ASSETS:
 Investments in securities, at value; (amortized cost for
   Money Market)@...........................................  $   1,916,372           $     201,406*
 Cash+......................................................            412                      --
 Foreign currency on deposit with custodian#................             --                      --
 Unrealized appreciation in forward foreign currency
   contracts................................................             27                      --
 Receivables:
   Investment securities sold...............................         20,819                      --
   Fund shares sold.........................................            484                     402
   Dividends and interest...................................          6,144                      --
   Variation margin.........................................             --                      --
 Other assets...............................................             67                      49
                                                              -------------           -------------
Total assets................................................      1,944,325                 201,857
                                                              -------------           -------------
LIABILITIES:
 Unrealized depreciation on forward foreign currency
   contracts................................................             --                      --
 Bank overdraft -- U.S. Dollars.............................             --                      --
 Bank overdraft -- foreign cash.............................             --                      --
 Payable upon return of securities loaned (Note 2d).........        213,868                      --
 Payables:
   Investment securities purchased..........................         36,138                      16
   Fund shares redeemed.....................................          4,049                     322
   Investment advisory and management fees (Note 3).........            174                       7
   Dividends................................................             --                      --
   Distribution fees (Note 3)...............................            138                      18
   Variation margin.........................................             --                      --
 Accrued expenses...........................................            572                      54
 Other liabilities..........................................             --                      --
 Written options............................................             --                      --
                                                              -------------           -------------
Total liabilities...........................................        254,939                     417
                                                              -------------           -------------
Net assets..................................................  $   1,689,386           $     201,440
                                                              =============           =============
SUMMARY OF NET ASSETS:
Capital stock and paid-in-capital...........................  $   1,611,961           $     175,275
Accumulated undistributed (distribution in excess of) net
 investment income (loss)...................................          3,002                      --
Accumulated net realized gain (loss) on investments and
 foreign currency transactions..............................           (788)                  4,105
Unrealized appreciation (depreciation) of investments and
 the translations of assets and liabilities denominated in
 foreign currency...........................................         75,211                  22,060
                                                              -------------           -------------
Net assets..................................................  $   1,689,386           $     201,440
                                                              =============           =============
Shares authorized...........................................        910,000                 500,000
                                                              -------------           -------------
Par value...................................................          0.001                   0.001
                                                              -------------           -------------
CLASS A: Net asset value per share/Maximum offering price
         per share..........................................  $16.74/$17.71           $13.21/$13.98
                                                              -------------           -------------
       Shares outstanding...................................         66,344                   8,793
                                                              -------------           -------------
       Net assets...........................................  $   1,110,324           $     116,198
                                                              -------------           -------------
CLASS B: Net asset value per share..........................  $       16.57           $       13.10
                                                              -------------           -------------
       Shares outstanding...................................         20,631                   2,541
                                                              -------------           -------------
       Net assets...........................................  $     341,772           $      33,295
                                                              -------------           -------------
CLASS C: Net asset value per share..........................  $       16.73           $       13.10
                                                              -------------           -------------
       Shares outstanding...................................         13,127                   3,965
                                                              -------------           -------------
       Net assets...........................................  $     219,580           $      51,936
                                                              -------------           -------------
CLASS E: See page 266 for NAV, Shares outstanding and Net
         assets.............................................             --                      --
                                                              -------------           -------------
CLASS H: See page 266 for NAV, Shares outstanding and Net
         assets.............................................             --                      --
                                                              -------------           -------------
CLASS I: Net asset value per share/Maximum offering price
         per share..........................................  $          --           $       13.22
                                                              -------------           -------------
       Shares outstanding...................................             --                       1
                                                              -------------           -------------
       Net assets...........................................  $          --           $          11
                                                              -------------           -------------
CLASS L: See page 266 for NAV, Shares outstanding and Net
         assets.............................................             --                      --
                                                              -------------           -------------
CLASS M: See page 266 for NAV, Shares outstanding and Net
         assets.............................................             --                      --
                                                              -------------           -------------
CLASS N: See page 266 for NAV, Shares outstanding and Net
         assets.............................................             --                      --
                                                              -------------           -------------
CLASS Y: Net asset value per share..........................  $       16.91           $          --
                                                              -------------           -------------
       Shares outstanding...................................          1,048                      --
                                                              -------------           -------------
       Net assets...........................................  $      17,710           $          --
                                                              -------------           -------------
CLASS Z: See page 266 for NAV, Shares outstanding and Net
         assets.............................................             --                      --
                                                              -------------           -------------
@ Cost of securities........................................  $   1,841,178           $     179,346
                                                              -------------           -------------
@ Market value of securities on loan........................  $     209,820           $          --
                                                              -------------           -------------
+ Cash held as collateral on loaned securities..............  $           1           $          --
                                                              -------------           -------------
# Cost of foreign currency on deposit with custodian........  $          --           $          --
                                                              -------------           -------------

* Relates to investments in affiliated investment companies.


The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

      BALANCED                         CAPITAL          CAPITAL       CONSERVATIVE                      DIVIDEND         EQUITY
     ALLOCATION       BALANCED      APPRECIATION    APPRECIATION II    ALLOCATION      DISCIPLINED     AND GROWTH        INCOME
        FUND         INCOME FUND        FUND             FUND             FUND         EQUITY FUND        FUND            FUND
    -------------   -------------   -------------   ---------------   -------------   -------------   -------------   -------------
    $     732,932*  $      12,546   $  15,878,475    $     365,759    $     150,321*  $     424,739   $   3,492,252   $     643,686
               --              10              11                5               --               1              --              --
               --              --           3,646                4               --              --              --              --
               --              --              --                2               --              --              --              --
               --              49          50,611            6,042               91             278          16,661              --
            2,176             151          52,804            7,035              311             186           6,013           2,215
               37              94          11,425              291               --             426           3,713             776
               --               1              --               --               --              --              --              --
               74              43             341               97               41              64             107              93
    -------------   -------------   -------------    -------------    -------------   -------------   -------------   -------------
          735,219          12,894      15,997,313          379,235          150,764         425,694       3,518,746         646,770
    -------------   -------------   -------------    -------------    -------------   -------------   -------------   -------------
               --              --               1                4               --              --              --              --
               --              --              --               --               --              --              --              --
               --               8              --               --               --              --              --              --
               --              --       1,398,095               --               --              --          49,371              --
              144             548           7,926            7,250               --             985          21,844           2,570
              820              10          15,755              234              297             649           3,265           1,805
               22               1           1,574               59                5              56             357              82
               --              --              --               --               --              --              --              --
               65               1           1,178               30               13              19             221              39
               --              --              --               --               --              --              --              --
              133               4           3,735              138               30             114             850             141
               --              --              --               --               --              --              --              --
               --              --              --               --               --              56              --              --
    -------------   -------------   -------------    -------------    -------------   -------------   -------------   -------------
            1,184             572       1,428,264            7,715              345           1,879          75,908           4,637
    -------------   -------------   -------------    -------------    -------------   -------------   -------------   -------------
    $     734,035   $      12,322   $  14,569,049    $     371,520    $     150,419   $     423,815   $   3,442,838   $     642,133
    =============   =============   =============    =============    =============   =============   =============   =============
    $     665,669   $      11,866   $  11,315,532    $     339,968    $     140,379   $     428,655   $   2,607,187   $     530,653
              495              42          24,853             (194)             262           1,454             920             665
           16,851             (22)      1,154,014            7,408            3,599         (61,205)        212,593          26,372
           51,020             436       2,074,650           24,338            6,179          54,911         622,138          84,443
    -------------   -------------   -------------    -------------    -------------   -------------   -------------   -------------
    $     734,035   $      12,322   $  14,569,049    $     371,520    $     150,419   $     423,815   $   3,442,838   $     642,133
    =============   =============   =============    =============    =============   =============   =============   =============
          500,000         800,000         820,000        1,000,000          500,000         450,000         700,000         500,000
    -------------   -------------   -------------    -------------    -------------   -------------   -------------   -------------
            0.001           0.001           0.001            0.001            0.001           0.001           0.001           0.001
    -------------   -------------   -------------    -------------    -------------   -------------   -------------   -------------
    $12.01/$12.71   $10.42/$11.03   $39.67/$41.98    $13.13/$13.89    $11.16/$11.81   $13.19/$13.96   $21.48/$22.73   $14.00/$14.81
    -------------   -------------   -------------    -------------    -------------   -------------   -------------   -------------
           37,760           1,105         234,783           18,373            8,378          14,358         122,283          37,820
    -------------   -------------   -------------    -------------    -------------   -------------   -------------   -------------
    $     453,492   $      11,513   $   9,312,766    $     241,238    $      93,504   $     189,375   $   2,626,634   $     529,664
    -------------   -------------   -------------    -------------    -------------   -------------   -------------   -------------
    $       11.98   $       10.41   $       36.25    $       12.99    $       11.16   $       12.53   $       21.17   $       13.97
    -------------   -------------   -------------    -------------    -------------   -------------   -------------   -------------
            9,107              29          51,537            2,246            1,862           2,847          17,272           3,092
    -------------   -------------   -------------    -------------    -------------   -------------   -------------   -------------
    $     109,117   $         304   $   1,868,359    $      29,169    $      20,782   $      35,673   $     365,678   $      43,198
    -------------   -------------   -------------    -------------    -------------   -------------   -------------   -------------
    $       11.98   $       10.41   $       36.40    $       13.00    $       11.15   $       12.54   $       21.13   $       13.99
    -------------   -------------   -------------    -------------    -------------   -------------   -------------   -------------
           14,285              39          81,547            7,515            3,238           2,324          15,006           4,402
    -------------   -------------   -------------    -------------    -------------   -------------   -------------   -------------
    $     171,073   $         400   $   2,968,472    $      97,678    $      36,123   $      29,153   $     317,139   $      61,572
    -------------   -------------   -------------    -------------    -------------   -------------   -------------   -------------
               --              --              --               --               --              --              --              --
    -------------   -------------   -------------    -------------    -------------   -------------   -------------   -------------
               --              --              --               --               --              --              --              --
    -------------   -------------   -------------    -------------    -------------   -------------   -------------   -------------
    $       12.00   $          --   $       39.69    $       13.14    $       11.16   $          --   $       21.46   $       13.99
    -------------   -------------   -------------    -------------    -------------   -------------   -------------   -------------
               29              --             131              252                1              --              --               8
    -------------   -------------   -------------    -------------    -------------   -------------   -------------   -------------
    $         353   $          --   $       5,193    $       3,316    $          10   $          --   $          11   $         106
    -------------   -------------   -------------    -------------    -------------   -------------   -------------   -------------
               --              --              --               --               --              --              --              --
    -------------   -------------   -------------    -------------    -------------   -------------   -------------   -------------
               --              --              --               --               --              --              --              --
    -------------   -------------   -------------    -------------    -------------   -------------   -------------   -------------
               --              --              --               --               --              --              --              --
    -------------   -------------   -------------    -------------    -------------   -------------   -------------   -------------
    $          --   $       10.42   $       42.19    $       13.20    $          --   $       13.58   $       21.72   $       14.07
    -------------   -------------   -------------    -------------    -------------   -------------   -------------   -------------
               --              10           9,819                9               --          12,487           6,140             539
    -------------   -------------   -------------    -------------    -------------   -------------   -------------   -------------
    $          --   $         105   $     414,259    $         119    $          --   $     169,614   $     133,376   $       7,593
    -------------   -------------   -------------    -------------    -------------   -------------   -------------   -------------
               --              --              --               --               --              --              --              --
    -------------   -------------   -------------    -------------    -------------   -------------   -------------   -------------
    $     681,912   $      12,110   $  13,803,895    $     341,423    $     144,142   $     369,825   $   2,870,114   $     559,243
    -------------   -------------   -------------    -------------    -------------   -------------   -------------   -------------
    $          --   $          --   $   1,377,652    $          --    $          --   $          --   $      48,353   $          --
    -------------   -------------   -------------    -------------    -------------   -------------   -------------   -------------
    $          --   $          --   $           1    $          --    $          --   $          --   $          --   $          --
    -------------   -------------   -------------    -------------    -------------   -------------   -------------   -------------
    $          --   $          --   $       3,579    $           4    $          --   $          --   $          --   $          --
    -------------   -------------   -------------    -------------    -------------   -------------   -------------   -------------

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 OCTOBER 31, 2006 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                FLOATING                FOCUS
                                                                RATE FUND               FUND
                                                              -------------         -------------
ASSETS:
 Investments in securities, at value; (amortized cost for
   Money Market)@...........................................  $   2,568,123         $      67,181
 Cash+......................................................              2                     1
 Foreign currency on deposit with custodian#................             --                    --
 Unrealized appreciation in forward foreign currency
   contracts................................................             --                    --
 Receivables:
   Investment securities sold...............................          5,757                   672
   Fund shares sold.........................................         81,712                    27
   Dividends and interest...................................         20,241                    84
   Variation margin.........................................             --                    --
   Other assets.............................................            295                    25
                                                              -------------         -------------
Total assets................................................      2,676,130                67,990
                                                              -------------         -------------
LIABILITIES:
 Unrealized depreciation on forward foreign currency
   contracts................................................             --                    --
 Bank overdraft -- U.S. Dollars.............................             --                    --
 Bank overdraft -- foreign cash.............................             --                    --
 Payable upon return of securities loaned (Note 2d).........             --                    --
 Payables:
   Investment securities purchased..........................        179,396                   833
   Fund shares redeemed.....................................         11,906                   179
   Investment advisory and management fees (Note 3).........            244                    11
   Dividends................................................             --                    --
   Distribution fees (Note 3)...............................            201                     6
   Variation margin.........................................             --                    --
 Accrued expenses...........................................            196                    32
 Other liabilities..........................................             --                    --
 Written options............................................             --                    --
                                                              -------------         -------------
Total liabilities...........................................        191,943                 1,061
                                                              -------------         -------------
Net assets..................................................  $   2,484,187         $      66,929
                                                              =============         =============
SUMMARY OF NET ASSETS:
Capital stock and paid-in-capital...........................  $   2,487,608         $      67,508
Accumulated undistributed (distribution in excess of) net
 investment income (loss)...................................          2,092                    --
Accumulated net realized gain (loss) on investments and
 foreign currency transactions..............................         (1,243)               (1,530)
Unrealized appreciation (depreciation) of investments and
 the translations of assets and liabilities denominated in
 foreign currency...........................................         (4,270)                  951
                                                              -------------         -------------
Net assets..................................................  $   2,484,187         $      66,929
                                                              =============         =============
Shares authorized...........................................      1,000,000               300,000
                                                              -------------         -------------
Par value...................................................          0.001                 0.001
                                                              -------------         -------------
CLASS A: Net asset value per share/Maximum offering price
         per share..........................................  $10.11/$10.42         $11.02/$11.66
                                                              -------------         -------------
       Shares outstanding...................................        148,362                 3,650
                                                              -------------         -------------
       Net assets...........................................  $   1,500,394         $      40,215
                                                              -------------         -------------
CLASS B: Net asset value per share..........................  $       10.11         $       10.66
                                                              -------------         -------------
       Shares outstanding...................................          4,174                 1,235
                                                              -------------         -------------
       Net assets...........................................  $      42,182         $      13,162
                                                              -------------         -------------
CLASS C: Net asset value per share..........................  $       10.11         $       10.67
                                                              -------------         -------------
       Shares outstanding...................................         82,020                 1,225
                                                              -------------         -------------
       Net assets...........................................  $     828,910         $      13,065
                                                              -------------         -------------
CLASS E: See page 266 for NAV, Shares outstanding and Net
         assets.............................................             --                    --
                                                              -------------         -------------
CLASS H: See page 266 for NAV, Shares outstanding and Net
         assets.............................................             --                    --
                                                              -------------         -------------
CLASS I: Net asset value per share/Maximum offering price
         per share..........................................  $       10.11         $          --
                                                              -------------         -------------
       Shares outstanding...................................          6,112                    --
                                                              -------------         -------------
       Net assets...........................................  $      61,805         $          --
                                                              -------------         -------------
CLASS L: See page 266 for NAV, Shares outstanding and Net
         assets.............................................             --                    --
                                                              -------------         -------------
CLASS M: See page 266 for NAV, Shares outstanding and Net
         assets.............................................             --                    --
                                                              -------------         -------------
CLASS N: See page 266 for NAV, Shares outstanding and Net
         assets.............................................             --                    --
                                                              -------------         -------------
CLASS Y: Net asset value per share..........................  $       10.11         $       11.22
                                                              -------------         -------------
       Shares outstanding...................................          5,036                    43
                                                              -------------         -------------
       Net assets...........................................  $      50,896         $         487
                                                              -------------         -------------
CLASS Z: See page 266 for NAV, Shares outstanding and Net
         assets.............................................             --                    --
                                                              -------------         -------------
@ Cost of securities........................................  $   2,572,393         $      66,231
                                                              -------------         -------------
@ Market value of securities on loan........................  $          --         $          --
                                                              -------------         -------------
+ Cash held as collateral on loaned securities..............  $          --         $          --
                                                              -------------         -------------
# Cost of foreign currency on deposit with custodian........  $          --         $          --
                                                              -------------         -------------

* Relates to investments in affiliated investment companies.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

        GLOBAL             GLOBAL                                            GLOBAL         GROWTH
    COMMUNICATIONS   FINANCIAL SERVICES   GLOBAL HEALTH   GLOBAL LEADERS   TECHNOLOGY     ALLOCATION        GROWTH
         FUND               FUND              FUND             FUND           FUND           FUND            FUND
    --------------   ------------------   -------------   --------------   -----------   -------------   -------------
     $    29,979       $      32,925      $     846,377   $     807,262    $    60,026   $     658,559*  $   1,315,898
              --                  --                 --               1              1              --              --
              --                  --                 51              --             67              --              --
              --                   6                  2              14             --              --              --
             330                 841              4,559          15,274          1,523              --           7,963
               7                  42              3,072             246            481           1,873           1,858
             112                  15              1,220           1,008             17              --             286
              --                  --                 --              --             --              --              --
              32                  28                 69             196            182              78             116
     -----------       -------------      -------------   -------------    -----------   -------------   -------------
          30,460              33,857            855,350         824,001         62,297         660,510       1,326,121
     -----------       -------------      -------------   -------------    -----------   -------------   -------------
              --                   2                 --              36             --              --              --
              --                  --                 --              --             --              --              --
              20                  --                 --              45             --              --              --
           2,591               1,765            105,310          85,242          1,610              --          35,675
             284               1,843              6,518           9,155          1,699              84           8,384
               9                   4                755           1,059            116             847           2,436
               4                   5                120              98             10              20             156
              --                  --                 --              --             --              --              --
               2                   2                 45              41              5              63              68
              --                  --                 --              --             --              --              --
              22                  14                188             289             46             146             342
              --                   1                 --              --             --              --              --
              --                  --                 --              --             --              --              --
     -----------       -------------      -------------   -------------    -----------   -------------   -------------
           2,932               3,636            112,936          95,965          3,486           1,160          47,061
     -----------       -------------      -------------   -------------    -----------   -------------   -------------
     $    27,528       $      30,221      $     742,414   $     728,036    $    58,811   $     659,350   $   1,279,060
     ===========       =============      =============   =============    ===========   =============   =============
     $    25,338       $      23,032      $     614,270   $     589,647    $   103,250   $     585,950   $   1,107,610
             368                 180                 --          (1,589)            --              --              --
            (108)              1,682             27,288          31,351        (51,636)         14,413          84,133
           1,930               5,327            100,856         108,627          7,197          58,987          87,317
     -----------       -------------      -------------   -------------    -----------   -------------   -------------
     $    27,528       $      30,221      $     742,414   $     728,036    $    58,811   $     659,350   $   1,279,060
     ===========       =============      =============   =============    ===========   =============   =============
         300,000             300,000            500,000         450,000        300,000         500,000      27,000,000
     -----------       -------------      -------------   -------------    -----------   -------------   -------------
           0.001               0.001              0.001           0.001          0.001           0.001          0.0001
     -----------       -------------      -------------   -------------    -----------   -------------   -------------
     $8.05/$8.52       $14.01/$14.83      $17.84/$18.88   $19.35/$20.48    $5.67/$6.00   $12.66/$13.40   $18.45/$19.52
     -----------       -------------      -------------   -------------    -----------   -------------   -------------
           2,122               1,525             20,751          21,593          5,894          29,222          38,329
     -----------       -------------      -------------   -------------    -----------   -------------   -------------
     $    17,091       $      21,369      $     370,285   $     417,840    $    33,424   $     370,088   $     707,000
     -----------       -------------      -------------   -------------    -----------   -------------   -------------
     $      7.81       $       13.74      $       16.92   $       18.23    $      5.41   $       12.57   $       16.25
     -----------       -------------      -------------   -------------    -----------   -------------   -------------
             528                 279              4,762           4,104          2,355           8,578           2,711
     -----------       -------------      -------------   -------------    -----------   -------------   -------------
     $     4,124       $       3,828      $      80,574   $      74,805    $    12,729   $     107,818   $      44,064
     -----------       -------------      -------------   -------------    -----------   -------------   -------------
     $      7.80       $       13.73      $       16.93   $       18.31    $      5.40   $       12.57   $       16.29
     -----------       -------------      -------------   -------------    -----------   -------------   -------------
             682                 297              5,786           3,610          2,135          14,438           5,246
     -----------       -------------      -------------   -------------    -----------   -------------   -------------
     $     5,321       $       4,082      $      97,956   $      66,121    $    11,521   $     181,434   $      85,469
     -----------       -------------      -------------   -------------    -----------   -------------   -------------
              --                  --                 --              --             --              --              --
     -----------       -------------      -------------   -------------    -----------   -------------   -------------
              --                  --                 --              --             --              --              --
     -----------       -------------      -------------   -------------    -----------   -------------   -------------
     $        --       $          --      $       17.86   $          --    $        --   $       12.67   $       18.46
     -----------       -------------      -------------   -------------    -----------   -------------   -------------
              --                  --                 44              --             --               1             106
     -----------       -------------      -------------   -------------    -----------   -------------   -------------
     $        --       $          --      $         785   $          --    $        --   $          10   $       1,961
     -----------       -------------      -------------   -------------    -----------   -------------   -------------
              --                  --                 --              --             --              --              --
     -----------       -------------      -------------   -------------    -----------   -------------   -------------
              --                  --                 --              --             --              --              --
     -----------       -------------      -------------   -------------    -----------   -------------   -------------
              --                  --                 --              --             --              --              --
     -----------       -------------      -------------   -------------    -----------   -------------   -------------
     $      8.23       $       14.16      $       18.57   $       20.14    $      5.82   $          --   $       18.89
     -----------       -------------      -------------   -------------    -----------   -------------   -------------
             121                  66             10,381           8,403            195              --           6,914
     -----------       -------------      -------------   -------------    -----------   -------------   -------------
     $       992       $         942      $     192,814   $     169,270    $     1,137   $          --   $     130,594
     -----------       -------------      -------------   -------------    -----------   -------------   -------------
              --                  --                 --              --             --              --              --
     -----------       -------------      -------------   -------------    -----------   -------------   -------------
     $    28,051       $      27,599      $     745,525   $     698,671    $    52,829   $     599,572   $   1,228,581
     -----------       -------------      -------------   -------------    -----------   -------------   -------------
     $     2,523       $       1,677      $     102,006   $      81,184    $     1,601   $          --   $      34,808
     -----------       -------------      -------------   -------------    -----------   -------------   -------------
     $        --       $          --      $          --   $          --    $        --   $          --   $          --
     -----------       -------------      -------------   -------------    -----------   -------------   -------------
     $        --       $          --      $          50   $          --    $        67   $          --   $          --
     -----------       -------------      -------------   -------------    -----------   -------------   -------------

        GROWTH
     OPPORTUNITIES
         FUND
     -------------
     $   1,345,994
                --
                --
                --
             9,793
             1,828
               569
                --
               336
     -------------
         1,358,520
     -------------
                --
                --
                 5
            93,925
            21,182
             1,521
               151
                --
                64
                --
               307
                --
                --
     -------------
           117,155
     -------------
     $   1,241,365
     =============
     $   1,008,968
                --
            87,040
           145,357
     -------------
     $   1,241,365
     =============
        23,750,000
     -------------
            0.0001
     -------------
     $29.33/$31.04
     -------------
            14,329
     -------------
     $     420,220
     -------------
     $       25.23
     -------------
             1,334
     -------------
     $      33,670
     -------------
     $       25.24
     -------------
             1,877
     -------------
     $      47,366
     -------------
                --
     -------------
                --
     -------------
     $       29.34
     -------------
                 3
     -------------
     $          74
     -------------
                --
     -------------
                --
     -------------
                --
     -------------
     $       30.04
     -------------
             2,453
     -------------
     $      73,685
     -------------
                --
     -------------
     $   1,200,638
     -------------
     $      90,613
     -------------
     $          --
     -------------
     $          --
     -------------

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 OCTOBER 31, 2006 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                                     INCOME
                                                              HIGH YIELD           ALLOCATION
                                                                 FUND                 FUND
                                                              -----------         ------------
ASSETS:
 Investments in securities, at value; (amortized cost for
   Money Market)@...........................................  $   350,515         $     38,917*
 Cash+......................................................           --                   --
 Foreign currency on deposit with custodian#................          131                   --
 Unrealized appreciation in forward foreign currency
   contracts................................................           81                   --
 Receivables:
   Investment securities sold...............................        5,550                   --
   Fund shares sold.........................................          219                   92
   Dividends and interest...................................        6,651                   10
   Variation margin.........................................           --                   --
 Other assets...............................................           48                   36
                                                              -----------         ------------
Total assets................................................      363,195               39,055
                                                              -----------         ------------
LIABILITIES:
 Unrealized depreciation on forward foreign currency
   contracts................................................           35                   --
 Bank overdraft -- U.S. Dollars.............................        1,461                   --
 Bank overdraft -- foreign cash.............................           --                   --
 Payable upon return of securities loaned (Note 2d).........       60,694                   --
 Payables:
   Investment securities purchased..........................        8,474                   42
   Fund shares redeemed.....................................          328                   46
   Investment advisory and management fees (Note 3).........           36                    1
   Dividends................................................           --                   --
   Distribution fees (Note 3)...............................           20                    3
   Variation margin.........................................           --                   --
 Accrued expenses...........................................          114                   12
 Other liabilities..........................................           --                   --
 Written options............................................           --                   --
                                                              -----------         ------------
Total liabilities...........................................       71,162                  104
                                                              -----------         ------------
Net assets..................................................  $   292,033         $     38,951
                                                              ===========         ============
SUMMARY OF NET ASSETS:
Capital stock and paid-in-capital...........................  $   370,696         $     39,574
Accumulated undistributed (distribution in excess of) net
 investment income (loss)...................................           42                    5
Accumulated net realized gain (loss) on investments and
 foreign currency transactions..............................      (82,021)                (445)
Unrealized appreciation (depreciation) of investments and
 the translations of assets and liabilities denominated in
 foreign currency...........................................        3,316                 (183)
                                                              -----------         ------------
Net assets..................................................  $   292,033         $     38,951
                                                              ===========         ============
Shares authorized...........................................      450,000              500,000
                                                              -----------         ------------
Par value...................................................        0.001                0.001
                                                              -----------         ------------
CLASS A: Net asset value per share/Maximum offering price
         per share..........................................  $7.93/$8.30         $9.89/$10.36
                                                              -----------         ------------
       Shares outstanding...................................       24,012                2,567
                                                              -----------         ------------
       Net assets...........................................  $   190,479         $     25,383
                                                              -----------         ------------
CLASS B: Net asset value per share..........................  $      7.92         $       9.88
                                                              -----------         ------------
        Shares outstanding..................................        4,697                  558
                                                              -----------         ------------
        Net assets..........................................  $    37,189         $      5,516
                                                              -----------         ------------
CLASS C: Net asset value per share..........................  $      7.92         $       9.88
                                                              -----------         ------------
       Shares outstanding...................................        5,048                  814
                                                              -----------         ------------
       Net assets...........................................  $    39,991         $      8,042
                                                              -----------         ------------
CLASS E: See page 266 for NAV, Shares outstanding and Net
         assets.............................................           --                   --
                                                              -----------         ------------
CLASS H: See page 266 for NAV, Shares outstanding and Net
         assets.............................................           --                   --
                                                              -----------         ------------
CLASS I: Net asset value per share/Maximum offering price
         per share..........................................  $        --         $       9.89
                                                              -----------         ------------
       Shares outstanding...................................           --                    1
                                                              -----------         ------------
       Net assets...........................................  $        --         $         10
                                                              -----------         ------------
CLASS L: See page 266 for NAV, Shares outstanding and Net
         assets.............................................           --                   --
                                                              -----------         ------------
CLASS M: See page 266 for NAV, Shares outstanding and Net
         assets.............................................           --                   --
                                                              -----------         ------------
CLASS N: See page 266 for NAV, Shares outstanding and Net
         assets.............................................           --                   --
                                                              -----------         ------------
CLASS Y: Net asset value per share..........................  $      7.92         $         --
                                                              -----------         ------------
       Shares outstanding...................................        3,077                   --
                                                              -----------         ------------
       Net assets...........................................  $    24,374         $         --
                                                              -----------         ------------
CLASS Z: See page 266 for NAV, Shares outstanding and Net
         assets.............................................           --                   --
@ Cost of securities........................................  $   347,248         $     39,100
                                                              -----------         ------------
@ Market value of securities on loan........................  $    57,737         $         --
                                                              -----------         ------------
+ Cash held as collateral on loaned securities..............  $        --         $         --
                                                              -----------         ------------
# Cost of foreign currency on deposit with custodian........  $       129         $         --
                                                              -----------         ------------

* Relates to investments in affiliated investment companies.


The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                        INTERNATIONAL       INTERNATIONAL   INTERNATIONAL
       INCOME       INFLATION PLUS   CAPITAL APPRECIATION   OPPORTUNITIES   SMALL COMPANY      MIDCAP          MIDCAP
        FUND             FUND                FUND               FUND            FUND            FUND         GROWTH FUND
    -------------   --------------   --------------------   -------------   -------------   -------------   -------------
    $     114,776   $     772,329       $     448,089       $     301,770   $    229,390    $   3,046,197   $      11,164
              109              --                   1                  --             --                1              --
               --              --                  59                  73              3               --              --
               20             404                   8                   8              6                4              --
            1,176          13,919              11,893               4,686            645           17,804             182
              171             454                 884                 612            598            1,979              27
            1,397           3,980                 384                 559            299            1,164              --
               27              --                  --                  --             --               --              --
               52              80                  69                  97             42               79              48
    -------------   -------------       -------------       -------------   -------------   -------------   -------------
          117,728         791,166             461,387             307,805        230,983        3,067,228          11,421
    -------------   -------------       -------------       -------------   -------------   -------------   -------------
               64             507                  25                  55              1               --              --
               --              --                  --                  --              4               --              --
               --              --                  --                  --             --               --              --
               --              --              92,173              50,091         41,963           72,566              --
            4,390          24,623               8,121               3,969          1,412           19,204             321
               43           3,090                 291                 548            338            3,971              --
               11              73                  59                  35             30              360               1
               --              --                  --                  --             --               --              --
                4              67                  22                  15              8              233               1
               11              23                  --                  --             --               --              --
               22             176                 135                 104             76              857               4
               --              --                  --                  --             --               --              --
               --              --                  --                  --             --               --              --
    -------------   -------------       -------------       -------------   -------------   -------------   -------------
            4,545          28,559             100,826              54,817         43,832           97,191             327
    -------------   -------------       -------------       -------------   -------------   -------------   -------------
    $     113,183   $     762,607       $     360,561       $     252,988   $    187,151    $   2,970,037   $      11,094
    =============   =============       =============       =============   =============   =============   =============
    $     113,130   $     787,340       $     283,676       $     217,900   $    145,669    $   2,126,916   $      10,439
               54           4,125                (154)              1,721          2,242               --               1
             (602)        (18,352)             28,532               5,078         23,135          479,588              81
              601         (10,506)             48,507              28,289         16,105          363,533             573
    -------------   -------------       -------------       -------------   -------------   -------------   -------------
    $     113,183   $     762,607       $     360,561       $     252,988   $    187,151    $   2,970,037   $      11,094
    =============   =============       =============       =============   =============   =============   =============
          300,000         600,000             500,000             450,000        300,000          460,000         800,000
    -------------   -------------       -------------       -------------   -------------   -------------   -------------
            0.001           0.001               0.001               0.001          0.001            0.001           0.001
    -------------   -------------       -------------       -------------   -------------   -------------   -------------
    $10.33/$10.82   $10.44/$10.93       $14.93/$15.80       $16.13/$17.07   $16.19/$17.13   $25.31/$26.78   $10.63/$11.25
    -------------   -------------       -------------       -------------   -------------   -------------   -------------
            3,598          27,054              14,275               9,862          4,323           72,603             972
    -------------   -------------       -------------       -------------   -------------   -------------   -------------
    $      37,168   $     282,362       $     213,186       $     159,087   $     69,998    $   1,837,361   $      10,334
    -------------   -------------       -------------       -------------   -------------   -------------   -------------
    $       10.33   $       10.45       $       14.42       $       15.14   $      15.72    $       23.35   $       10.61
    -------------   -------------       -------------       -------------   -------------   -------------   -------------
              699           8,839               2,306               1,924            761           19,253              28
    -------------   -------------       -------------       -------------   -------------   -------------   -------------
    $       7,224   $      92,340       $      33,252       $      29,125   $     11,960    $     449,488   $         297
    -------------   -------------       -------------       -------------   -------------   -------------   -------------
    $       10.35   $       10.44       $       14.42       $       15.01   $      15.55    $       23.47   $       10.61
    -------------   -------------       -------------       -------------   -------------   -------------   -------------
              783          23,667               3,006               1,384          1,189           21,267              34
    -------------   -------------       -------------       -------------   -------------   -------------   -------------
    $       8,101   $     247,091       $      43,336       $      20,782   $     18,486    $     499,039   $         357
    -------------   -------------       -------------       -------------   -------------   -------------   -------------
               --              --                  --                  --             --               --              --
    -------------   -------------       -------------       -------------   -------------   -------------   -------------
               --              --                  --                  --             --               --              --
    -------------   -------------       -------------       -------------   -------------   -------------   -------------
    $          --   $       10.44       $       14.94       $          --   $         --    $          --   $          --
    -------------   -------------       -------------       -------------   -------------   -------------   -------------
                                2                   1                  --             --               --              --
    -------------   -------------       -------------       -------------   -------------   -------------   -------------
    $          --   $          18       $          10       $          --   $         --    $          --   $          --
    -------------   -------------       -------------       -------------   -------------   -------------   -------------
               --              --                  --                  --             --               --              --
    -------------   -------------       -------------       -------------   -------------   -------------   -------------
               --              --                  --                  --             --               --              --
    -------------   -------------       -------------       -------------   -------------   -------------   -------------
               --              --                  --                  --             --               --              --
    -------------   -------------       -------------       -------------   -------------   -------------   -------------
    $       10.32   $       10.45       $       15.17       $       16.67   $      16.37    $       26.68   $       10.64
    -------------   -------------       -------------       -------------   -------------   -------------   -------------
            5,879          13,471               4,664               2,639          5,297            6,901              10
    -------------   -------------       -------------       -------------   -------------   -------------   -------------
    $      60,690   $     140,796       $      70,777       $      43,994   $     86,707    $     184,149   $         106
    -------------   -------------       -------------       -------------   -------------   -------------   -------------
               --              --                  --                  --             --               --              --
    $     114,134   $     782,665       $     399,566       $     273,443   $    213,288    $   2,682,667   $      10,591
    -------------   -------------       -------------       -------------   -------------   -------------   -------------
    $          --   $          --       $      87,928       $      47,677   $     39,811    $      70,622   $          --
    -------------   -------------       -------------       -------------   -------------   -------------   -------------
    $          --   $          --       $          --       $          --   $         --    $          --   $          --
    -------------   -------------       -------------       -------------   -------------   -------------   -------------
    $          --   $          --       $          60       $          73   $          3    $          --   $          --
    -------------   -------------       -------------       -------------   -------------   -------------   -------------


     MIDCAP VALUE
         FUND
     -------------
     $     498,912
                --
                --
                --
             2,639
                45
               164
                --
                33
     -------------
           501,793
     -------------
                --
                --
                --
            35,132
             3,899
               522
                65
                --
                33
                --
               158
                --
                --
     -------------
            39,809
     -------------
     $     461,984
     =============
     $     331,831
                --
            58,613
            71,540
     -------------
     $     461,984
     =============
           300,000
     -------------
             0.001
     -------------
     $14.57/$15.42
     -------------
            20,935
     -------------
     $     305,002
     -------------
     $       13.93
     -------------
             4,493
     -------------
     $      62,580
     -------------
     $       13.93
     -------------
             4,543
     -------------
     $      63,302
     -------------
                --
     -------------
                --
     -------------
     $          --
     -------------
                --
     -------------
     $          --
     -------------
                --
     -------------
                --
     -------------
                --
     -------------
     $       15.00
     -------------
             2,073
     -------------
     $      31,100
     -------------
                --
     $     427,372
     -------------
     $      34,370
     -------------
     $          --
     -------------
     $          --
     -------------

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 OCTOBER 31, 2006 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                                    RETIREMENT
                                                              MONEY MARKET            INCOME
                                                                  FUND                 FUND
                                                              ------------         ------------
ASSETS:
 Investments in securities, at value; (amortized cost for
   Money Market)@...........................................  $   268,870          $        842*
 Cash+......................................................          102                    --
 Foreign currency on deposit with custodian#................           --                    --
 Unrealized appreciation in forward foreign currency
   contracts................................................           --                    --
 Receivables:
   Investment securities sold...............................           --                    --
   Fund shares sold.........................................          738                    --
   Dividends and interest...................................          453                    --
   Variation margin.........................................           --                    --
 Other assets...............................................           57                    31
                                                              -----------          ------------
Total assets................................................      270,220                   873
                                                              -----------          ------------
LIABILITIES:
 Unrealized depreciation on forward foreign currency
   contracts................................................           --                    --
 Bank overdraft -- U.S. Dollars.............................           --                    --
 Bank overdraft -- foreign cash.............................           --                    --
 Payable upon return of securities loaned (Note 2d).........           --                    --
 Payables:
   Investment securities purchased..........................        3,242                    --
   Fund shares redeemed.....................................          602                    --
   Investment advisory and management fees (Note 3).........           22                    --
   Dividends................................................           32                    --
   Distribution fees (Note 3)...............................           16                    --
   Variation margin.........................................           --                    --
 Accrued expenses...........................................           94                     5
 Other liabilities..........................................           --                    --
 Written options............................................           --                    --
                                                              -----------          ------------
Total liabilities...........................................        4,008                     5
                                                              -----------          ------------
Net assets..................................................  $   266,212          $        868
                                                              ===========          ============
SUMMARY OF NET ASSETS:
Capital stock and paid-in-capital...........................  $   266,212          $        854
Accumulated undistributed (distribution in excess of) net
 investment income (loss)...................................           --                    --
Accumulated net realized gain (loss) on investments and
 foreign currency transactions..............................           --                    (1)
Unrealized appreciation (depreciation) of investments and
 the translations of assets and liabilities denominated in
 foreign currency...........................................           --                    15
                                                              -----------          ------------
Net assets..................................................  $   266,212          $        868
                                                              ===========          ============
Shares authorized...........................................    2,850,000               950,000
                                                              -----------          ------------
Par value...................................................        0.001                 0.001
                                                              -----------          ------------
CLASS A: Net asset value per share/Maximum offering price
         per share..........................................  $1.00/$1.00          $9.59/$10.15
                                                              -----------          ------------
       Shares outstanding...................................      207,592                    44
                                                              -----------          ------------
       Net assets...........................................  $   207,592          $        420
                                                              -----------          ------------
CLASS B: Net asset value per share..........................  $      1.00          $       9.59
                                                              -----------          ------------
        Shares outstanding..................................       27,995                    18
                                                              -----------          ------------
        Net assets..........................................  $    27,995          $        173
                                                              -----------          ------------
CLASS C: Net asset value per share..........................  $      1.00          $       9.61
                                                              -----------          ------------
       Shares outstanding...................................       16,997                    17
                                                              -----------          ------------
       Net assets...........................................  $    16,997          $        161
                                                              -----------          ------------
CLASS E: See page 266 for NAV, Shares outstanding and Net
         assets.............................................           --                    --
                                                              -----------          ------------
CLASS H: See page 266 for NAV, Shares outstanding and Net
         assets.............................................           --                    --
                                                              -----------          ------------
CLASS I: Net asset value per share/Maximum offering price
         per share..........................................  $        --          $         --
                                                              -----------          ------------
       Shares outstanding...................................           --                    --
                                                              -----------          ------------
       Net assets...........................................  $        --          $         --
                                                              -----------          ------------
CLASS L: See page 266 for NAV, Shares outstanding and Net
         assets.............................................           --                    --
                                                              -----------          ------------
CLASS M: See page 266 for NAV, Shares outstanding and Net
         assets.............................................           --                    --
                                                              -----------          ------------
CLASS N: See page 266 for NAV, Shares outstanding and Net
         assets.............................................           --                    --
                                                              -----------          ------------
CLASS Y: Net asset value per share..........................  $      1.00          $       9.60
                                                              -----------          ------------
       Shares outstanding...................................       13,628                    12
                                                              -----------          ------------
       Net assets...........................................  $    13,628          $        114
                                                              -----------          ------------
CLASS Z: See page 266 for NAV, Shares outstanding and Net
         assets.............................................           --                    --
                                                              -----------          ------------
@ Cost of securities........................................  $   268,870          $        827
                                                              -----------          ------------
@ Market value of securities on loan........................  $        --          $         --
                                                              -----------          ------------
+ Cash held as collateral on loaned securities..............  $        --          $         --
                                                              -----------          ------------
# Cost of foreign currency on deposit with custodian........  $        --          $         --
                                                              -----------          ------------

*  Relates to investments in affiliated investment companies.


The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

     SELECT MIDCAP   SELECT MIDCAP   SELECT SMALLCAP   SELECT SMALLCAP   SHORT DURATION   SMALL COMPANY   SMALLCAP GROWTH
      GROWTH FUND     VALUE FUND       GROWTH FUND       VALUE FUND           FUND            FUND             FUND
     -------------   -------------   ---------------   ---------------   --------------   -------------   ---------------
     $     57,625    $     78,644     $      13,103     $      17,919     $    148,767    $    485,433     $     618,767
               --             971                30               211                1               1                 1
               --              --                --                --               --              --                --
               --              --                --                --               --              --                --
            2,438             199               134                47               --          13,179            15,480
                9              89                --                19              125             563             1,151
               21              38                 5                13            1,286              80                83
               --              --                --                --               --              --                --
               54              46                58                41               51             117               172
     -------------   -------------    -------------     -------------     ------------    -------------    -------------
           60,147          79,987            13,330            18,250          150,230         499,373           635,654
     -------------   -------------    -------------     -------------     ------------    -------------    -------------
               --              --                --                --               --               2                --
               --              --                --                --               --              --                --
               --              --                --                --               --               2                --
               --              --                --                --               --          87,081            87,207
               81             285                78               240               --           8,217            15,205
               38             142                 1                --              117             601               487
                9              13                 2                 3               13              55                69
               --              --                --                --               --              --                --
                2               4                --                 1                5              25                27
               --              --                --                 1               --              --                20
               21              27                14                 7               29             115               155
               --              --                --                --               --              --                --
               --              --                --                --               --              --                --
     -------------   -------------    -------------     -------------     ------------    -------------    -------------
              151             471                95               252              164          96,098           103,170
     -------------   -------------    -------------     -------------     ------------    -------------    -------------
     $     59,996    $     79,516     $      13,235     $      17,998     $    150,066    $    403,275     $     532,484
     =============   =============    =============     =============     ============    =============    =============
     $     56,896    $     70,687     $      12,526     $      16,511     $    152,953    $    334,338     $     503,599
               --              --                --                42                1              --                --
            1,758           2,750              (262)              129           (2,224)         32,931            (1,568)
            1,342           6,079               971             1,316             (664)         36,006            30,453
     -------------   -------------    -------------     -------------     ------------    -------------    -------------
     $     59,996    $     79,516     $      13,235     $      17,998     $    150,066    $    403,275     $     532,484
     =============   =============    =============     =============     ============    =============    =============
          800,000         800,000           800,000           800,000          300,000         500,000        27,000,000
     -------------   -------------    -------------     -------------     ------------    -------------    -------------
            0.001           0.001             0.001             0.001            0.001           0.001            0.0001
     -------------   -------------    -------------     -------------     ------------    -------------    -------------
     $11.28/$11.94   $12.41/$13.13    $10.53/$11.14     $10.96/$11.60     $9.89/$10.20    $21.58/$22.84    $31.32/$33.14
     -------------   -------------    -------------     -------------     ------------    -------------    -------------
            2,087           3,863               692             1,449            2,701           9,018             7,304
     -------------   -------------    -------------     -------------     ------------    -------------    -------------
     $     23,542    $     47,937     $       7,284     $      15,872     $     26,726    $    194,656     $     228,776
     -------------   -------------    -------------     -------------     ------------    -------------    -------------
     $      11.14    $      12.28     $       10.46     $       10.93     $       9.90    $      19.97     $       28.12
     -------------   -------------    -------------     -------------     ------------    -------------    -------------
              334             337                50                28              683           2,605               679
     -------------   -------------    -------------     -------------     ------------    -------------    -------------
     $      3,725    $      4,137     $         526     $         308     $      6,760    $     52,036     $      19,078
     -------------   -------------    -------------     -------------     ------------    -------------    -------------
     $      11.13    $      12.28     $       10.45     $       10.93     $       9.90    $      20.00     $       28.07
     -------------   -------------    -------------     -------------     ------------    -------------    -------------
              347             604                64                26            1,453           2,388               857
     -------------   -------------    -------------     -------------     ------------    -------------    -------------
     $      3,861    $      7,417     $         672     $         280     $     14,382    $     47,744     $      24,070
     -------------   -------------    -------------     -------------     ------------    -------------    -------------
               --              --                --                --               --              --                --
     -------------   -------------    -------------     -------------     ------------    -------------    -------------
               --              --                --                --               --              --                --
     -------------   -------------    -------------     -------------     ------------    -------------    -------------
     $         --    $         --     $          --     $          --     $         --    $      21.59     $       31.33
     -------------   -------------    -------------     -------------     ------------    -------------    -------------
               --              --                --                --               --               3                 8
     -------------   -------------    -------------     -------------     ------------    -------------    -------------
     $         --    $         --     $          --     $          --     $         --    $         69     $         239
     -------------   -------------    -------------     -------------     ------------    -------------    -------------
               --              --                --                --               --              --                --
     -------------   -------------    -------------     -------------     ------------    -------------    -------------
               --              --                --                --               --              --                --
     -------------   -------------    -------------     -------------     ------------    -------------    -------------
               --              --                --                --               --              --                --
     -------------   -------------    -------------     -------------     ------------    -------------    -------------
     $      11.36    $      12.40     $       10.59     $       10.97     $       9.88    $      22.73     $       31.95
     -------------   -------------    -------------     -------------     ------------    -------------    -------------
            2,541           1,615               449               140           10,341           4,786             3,377
     -------------   -------------    -------------     -------------     ------------    -------------    -------------
     $     28,868    $     20,025     $       4,753     $       1,538     $    102,198    $    108,770     $     107,906
     -------------   -------------    -------------     -------------     ------------    -------------    -------------
               --              --                --                --               --              --                --
     -------------   -------------    -------------     -------------     ------------    -------------    -------------
     $     56,283    $     72,565     $      12,132     $      16,608     $    149,431    $    449,427     $     588,649
     -------------   -------------    -------------     -------------     ------------    -------------    -------------
     $         --    $         --     $          --     $          --     $         --    $     84,940     $      84,992
     -------------   -------------    -------------     -------------     ------------    -------------    -------------
     $         --    $         --     $          --     $          --     $         --    $         --     $          --
     -------------   -------------    -------------     -------------     ------------    -------------    -------------
     $         --    $         --     $          --     $          --     $         --    $         --     $          --
     -------------   -------------    -------------     -------------     ------------    -------------    -------------

         STOCK
         FUND
     -------------
     $   1,302,964
                --
                --
                28
            21,792
               183
             1,227
                --
                66
     -------------
         1,326,260
     -------------
                --
                --
                --
            99,232
            22,207
             2,374
               146
                --
                92
                --
               531
                --
                --
     -------------
           124,582
     -------------
     $   1,201,678
     =============
     $   1,447,523
             4,107
          (321,285)
            71,333
     -------------
     $   1,201,678
     =============
           450,000
     -------------
             0.001
     -------------
     $21.04/$22.26
     -------------
            32,545
     -------------
     $     684,726
     -------------
     $       19.58
     -------------
            11,419
     -------------
     $     223,639
     -------------
     $       19.73
     -------------
             8,187
     -------------
     $     161,554
     -------------
                --
     -------------
                --
     -------------
     $          --
     -------------
                --
     -------------
     $          --
     -------------
                --
     -------------
                --
     -------------
                --
     -------------
     $       21.95
     -------------
             6,002
     -------------
     $     131,759
     -------------
                --
     -------------
     $   1,231,649
     -------------
     $      96,557
     -------------
     $          --
     -------------
     $          --
     -------------

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 OCTOBER 31, 2006 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  TARGET                  TARGET
                                                              RETIREMENT 2010         RETIREMENT 2020
                                                                   FUND                    FUND
                                                              ---------------         ---------------
ASSETS:
 Investments in securities, at value; (amortized cost for
   Money Market)@...........................................   $      2,418*           $       2,729*
 Cash+......................................................             --                       --
 Foreign currency on deposit with custodian#................             --                       --
 Unrealized appreciation in forward foreign currency
   contracts................................................             --                       --
 Receivables:
   Investment securities sold...............................             --                       --
   Fund shares sold.........................................              4                       --
   Dividends and interest...................................             --                       --
   Variation margin.........................................             --                       --
 Other assets...............................................             43                       42
                                                               ------------            -------------
Total assets................................................          2,465                    2,771
                                                               ------------            -------------
LIABILITIES:
 Unrealized depreciation on forward foreign currency
   contracts................................................             --                       --
 Bank overdraft -- U.S. Dollars.............................             --                       --
 Bank overdraft -- foreign cash.............................             --                       --
 Payable upon return of securities loaned (Note 2d).........             --                       --
 Payables:
   Investment securities purchased..........................              4                       --
   Fund shares redeemed.....................................             --                       --
   Investment advisory and management fees (Note 3).........             --                       --
   Dividends................................................             --                       --
   Distribution fees (Note 3)...............................             --                       --
   Variation margin.........................................             --                       --
 Accrued expenses...........................................              7                        7
 Other liabilities..........................................             --                       --
Written options.............................................             --                       --
                                                               ------------            -------------
Total liabilities...........................................             11                        7
                                                               ------------            -------------
Net assets..................................................   $      2,454            $       2,764
                                                               ============            =============
SUMMARY OF NET ASSETS:
Capital stock and paid-in-capital...........................   $      2,409            $       2,676
Accumulated undistributed (distribution in excess of) net
 investment income (loss)...................................             --                       --
Accumulated net realized gain (loss) on investments and
 foreign currency transactions..............................             --                        5
Unrealized appreciation (depreciation) of investments and
 the translations of assets and liabilities denominated in
 foreign currency...........................................             45                       83
                                                               ------------            -------------
Net assets..................................................   $      2,454            $       2,764
                                                               ============            =============
Shares authorized...........................................        950,000                  950,000
                                                               ------------            -------------
Par value...................................................          0.001                    0.001
                                                               ------------            -------------
CLASS A: Net asset value per share/Maximum offering price
         per share..........................................   $9.65/$10.21            $10.43/$11.04
                                                               ------------            -------------
       Shares outstanding...................................            168                      204
                                                               ------------            -------------
       Net assets...........................................   $      1,618            $       2,125
                                                               ------------            -------------
CLASS B: Net asset value per share..........................   $       9.65            $       10.42
                                                               ------------            -------------
       Shares outstanding...................................             23                       28
                                                               ------------            -------------
       Net assets...........................................   $        226            $         291
                                                               ------------            -------------
CLASS C: Net asset value per share..........................   $       9.64            $       10.42
                                                               ------------            -------------
       Shares outstanding...................................             49                       32
                                                               ------------            -------------
       Net assets...........................................   $        475            $         337
                                                               ------------            -------------
CLASS E: See page 266 for NAV, Shares outstanding and Net
         assets.............................................             --                       --
                                                               ------------            -------------
CLASS H: See page 266 for NAV, Shares outstanding and Net
         assets.............................................             --                       --
                                                               ------------            -------------
CLASS I: Net asset value per share/Maximum offering price
         per share..........................................   $         --            $          --
                                                               ------------            -------------
       Shares outstanding...................................             --                       --
                                                               ------------            -------------
       Net assets...........................................   $         --            $          --
                                                               ------------            -------------
CLASS L: See page 266 for NAV, Shares outstanding and Net
         assets.............................................             --                       --
                                                               ------------            -------------
CLASS M: See page 266 for NAV, Shares outstanding and Net
         assets.............................................             --                       --
                                                               ------------            -------------
CLASS N: See page 266 for NAV, Shares outstanding and Net
         assets.............................................             --                       --
                                                               ------------            -------------
CLASS Y: Net asset value per share..........................   $       9.65            $       10.43
                                                               ------------            -------------
       Shares outstanding...................................             14                        1
                                                               ------------            -------------
       Net assets...........................................   $        135            $          11
                                                               ------------            -------------
CLASS Z: See page 266 for NAV, Shares outstanding and Net
         assets.............................................             --                       --
                                                               ------------            -------------
@ Cost of securities........................................   $      2,373            $       2,646
                                                               ------------            -------------
@ Market value of securities on loan........................   $         --            $          --
                                                               ------------            -------------
+ Cash held as collateral on loaned securities..............   $         --            $          --
                                                               ------------            -------------
# Cost of foreign currency on deposit with custodian........   $         --            $          --
                                                               ------------            -------------

*  Relates to investments in affiliated investment companies.
** Investments in repurchase agreements were $113,227.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

        TARGET          TAX-FREE        TAX-FREE        TAX-FREE        TAX-FREE          TOTAL       U.S. GOVERNMENT
    RETIREMENT 2030    CALIFORNIA       MINNESOTA       NATIONAL        NEW YORK       RETURN BOND      SECURITIES
         FUND             FUND            FUND            FUND            FUND            FUND             FUND
    ---------------   -------------   -------------   -------------   -------------   -------------   ---------------
      $     2,230*    $      29,613   $      34,481   $     130,055   $      14,895   $   1,033,755**   $   204,421
               --               445              --              --               1             472              --
               --                --              --              --              --              16              --
               --                --              --              --              --              --              --
               --                --              --              --             470          35,063               3
                3               863              --           1,689              --           2,708              58
               --               317             488           1,982             248           6,963           1,556
               --                --              --              --              --             137              47
               48                18              13              53              26              61              51
      -----------     -------------   -------------   -------------   -------------   -------------     -----------
            2,281            31,256          34,982         133,779          15,640       1,079,175         206,136
      -----------     -------------   -------------   -------------   -------------   -------------     -----------
               --                --              --              --              --              82              --
               --                --              --              --              --              --              --
               --                --              --              --              --              --              --
               --                --              --              --              --          96,732           7,287
               --             1,442              --           3,491             150         108,122             996
               --                --              --             331              --           1,069             204
               --                 3               4              16               1              87              23
               --                --              --              --              --              --              --
               --                 2               1               7               1              43               8
               --                --              --              --              --             142              --
                6                 7               7              20               6             202              51
               --                --              --              --              --              --              --
               --                --              --              --              --              --              --
      -----------     -------------   -------------   -------------   -------------   -------------     -----------
                6             1,454              12           3,865             158         206,479           8,569
      -----------     -------------   -------------   -------------   -------------   -------------     -----------
      $     2,275     $      29,802   $      34,970   $     129,914   $      15,482   $     872,696     $   197,567
      ===========     =============   =============   =============   =============   =============     ===========
      $     2,192     $      28,851   $      33,185   $     123,226   $      14,799   $     878,446     $   214,532
               --                 2              10               3               2             656              11
                1                (5)            197             372              85          (9,500)        (18,827)
               82               954           1,578           6,313             596           3,094           1,851
      -----------     -------------   -------------   -------------   -------------   -------------     -----------
      $     2,275     $      29,802   $      34,970   $     129,914   $      15,482   $     872,696     $   197,567
      ===========     =============   =============   =============   =============   =============     ===========
          950,000           300,000      19,250,000      19,250,000         300,000         500,000      19,250,000
      -----------     -------------   -------------   -------------   -------------   -------------     -----------
            0.001             0.001          0.0001          0.0001           0.001           0.001          0.0001
      -----------     -------------   -------------   -------------   -------------   -------------     -----------
      $9.36/$9.90     $10.55/$11.05   $10.33/$10.82   $11.34/$11.87   $10.53/$11.03   $10.59/$11.09     $9.23/$9.66
      -----------     -------------   -------------   -------------   -------------   -------------     -----------
              198             2,350             662           6,339           1,062          40,842           4,970
      -----------     -------------   -------------   -------------   -------------   -------------     -----------
      $     1,857     $      24,796   $       6,846   $      71,876   $      11,182   $     432,703     $    45,851
      -----------     -------------   -------------   -------------   -------------   -------------     -----------
      $      9.36     $       10.54   $       10.35   $       11.26   $       10.53   $       10.54     $      9.18
      -----------     -------------   -------------   -------------   -------------   -------------     -----------
               33               149              78             599             172           7,542           1,852
      -----------     -------------   -------------   -------------   -------------   -------------     -----------
      $       305     $       1,571   $         804   $       6,746   $       1,808   $      79,506     $    17,011
      -----------     -------------   -------------   -------------   -------------   -------------     -----------
      $      9.37     $       10.56   $       10.37   $       11.29   $       10.53   $       10.61     $      9.18
      -----------     -------------   -------------   -------------   -------------   -------------     -----------
                9               325              40           1,141             236           7,086           1,056
      -----------     -------------   -------------   -------------   -------------   -------------     -----------
      $        81     $       3,435   $         411   $      12,889   $       2,492   $      75,194     $     9,698
      -----------     -------------   -------------   -------------   -------------   -------------     -----------
               --                --              --              --              --              --              --
      -----------     -------------   -------------   -------------   -------------   -------------     -----------
               --                --              --              --              --              --              --
      -----------     -------------   -------------   -------------   -------------   -------------     -----------
      $        --     $          --   $          --   $          --   $          --   $       10.60     $        --
      -----------     -------------   -------------   -------------   -------------   -------------     -----------
               --                --              --              --              --               4              --
      -----------     -------------   -------------   -------------   -------------   -------------     -----------
      $        --     $          --   $          --   $          --   $          --   $          38     $        --
      -----------     -------------   -------------   -------------   -------------   -------------     -----------
               --                --              --              --              --              --              --
      -----------     -------------   -------------   -------------   -------------   -------------     -----------
               --                --              --              --              --              --              --
      -----------     -------------   -------------   -------------   -------------   -------------     -----------
               --                --              --              --              --              --              --
      -----------     -------------   -------------   -------------   -------------   -------------     -----------
      $      9.36     $          --   $       10.34   $       11.32   $          --   $       10.71     $      9.20
      -----------     -------------   -------------   -------------   -------------   -------------     -----------
                3                --               1               1              --          26,628              11
      -----------     -------------   -------------   -------------   -------------   -------------     -----------
      $        32     $          --   $          11   $          11   $          --   $     285,255     $       101
      -----------     -------------   -------------   -------------   -------------   -------------     -----------
               --                --              --              --              --              --              --
      -----------     -------------   -------------   -------------   -------------   -------------     -----------
      $     2,148     $      28,659   $      32,903   $     123,742   $      14,299   $   1,030,594     $   202,608
      -----------     -------------   -------------   -------------   -------------   -------------     -----------
      $        --     $          --   $          --   $          --   $          --   $      94,334     $     7,156
      -----------     -------------   -------------   -------------   -------------   -------------     -----------
      $        --     $          --   $          --   $          --   $          --   $          --     $        --
      -----------     -------------   -------------   -------------   -------------   -------------     -----------
      $        --     $          --   $          --   $          --   $          --   $          16     $        --
      -----------     -------------   -------------   -------------   -------------   -------------     -----------

                         VALUE
         VALUE       OPPORTUNITIES
         FUND            FUND
     -------------   -------------
     $     177,243   $     307,330
                 1               1
                --              --
                --              --
               270           2,363
               602             438
               188             168
                --              --
                29              70
     -------------   -------------
           178,333         310,370
     -------------   -------------
                --              --
                --              --
                --              --
                --           7,150
             1,206           2,233
               626             171
                23              42
                --              --
                 7              15
                --              --
                41              67
                --              --
                --              --
     -------------   -------------
             1,903           9,678
     -------------   -------------
     $     176,430   $     300,692
     =============   =============
     $     134,263   $     242,683
             1,021           1,431
            15,395          20,670
            25,751          35,908
     -------------   -------------
     $     176,430   $     300,692
     =============   =============
           450,000      27,000,000
     -------------   -------------
             0.001           0.000
     -------------   -------------
     $12.91/$13.66   $18.26/$19.32
     -------------   -------------
             6,155           6,097
     -------------   -------------
     $      79,476   $     111,324
     -------------   -------------
     $       12.71   $       16.92
     -------------   -------------
               941           1,080
     -------------   -------------
     $      11,957   $      18,271
     -------------   -------------
     $       12.71   $       16.92
     -------------   -------------
             1,019           1,328
     -------------   -------------
     $      12,943   $      22,466
     -------------   -------------
                --              --
     -------------   -------------
                --              --
     -------------   -------------
     $          --   $       18.27
     -------------   -------------
                --               1
     -------------   -------------
     $          --   $          12
     -------------   -------------
                --              --
     -------------   -------------
                --              --
     -------------   -------------
                --              --
     -------------   -------------
     $       12.91   $       18.48
     -------------   -------------
             5,580           5,568
     -------------   -------------
     $      72,054   $     102,915
     -------------   -------------
                --              --
     -------------   -------------
     $     151,492   $     271,422
     -------------   -------------
     $          --   $       6,969
     -------------   -------------
     $          --   $          --
     -------------   -------------
     $          --   $          --
     -------------   -------------

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 OCTOBER 31, 2006 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                                 GROWTH         SMALLCAP        TAX-FREE
                                                                 GROWTH       OPPORTUNITIES      GROWTH         MINNESOTA
                                                                  FUND            FUND            FUND            FUND
                                                              -------------   -------------   -------------   -------------
CLASS E: Net asset value per share/Maximum offering price
         per share..........................................  $          --   $          --   $          --   $10.39/$10.88
                                                              -------------   -------------   -------------   -------------
        Shares outstanding..................................             --              --              --           2,292
                                                              -------------   -------------   -------------   -------------
        Net assets..........................................  $          --   $          --   $          --   $      23,819
                                                              -------------   -------------   -------------   -------------
CLASS H: Net asset value per share..........................  $       16.46   $       25.57   $       28.29   $       10.40
                                                              -------------   -------------   -------------   -------------
        Shares outstanding..................................            928           1,314             482              11
                                                              -------------   -------------   -------------   -------------
        Net assets..........................................  $      15,267   $      33,610   $      13,634   $         116
                                                              -------------   -------------   -------------   -------------
CLASS L: Net asset value per share/Maximum offering price
         per share..........................................  $18.69/$19.62   $29.73/$31.21   $31.45/$33.02   $10.37/$10.86
                                                              -------------   -------------   -------------   -------------
        Shares outstanding..................................         14,708          19,188           3,766             255
                                                              -------------   -------------   -------------   -------------
        Net assets..........................................  $     274,890   $     570,541   $     118,452   $       2,648
                                                              -------------   -------------   -------------   -------------
CLASS M: Net asset value per share..........................  $       16.44   $       25.53   $       28.25   $       10.39
                                                              -------------   -------------   -------------   -------------
        Shares outstanding..................................            972             827             513              12
                                                              -------------   -------------   -------------   -------------
        Net assets..........................................  $      15,988   $      21,110   $      14,483   $         120
                                                              -------------   -------------   -------------   -------------
CLASS N: Net asset value per share..........................  $       16.44   $       25.53   $       28.28   $       10.39
                                                              -------------   -------------   -------------   -------------
        Shares outstanding..................................            233             208             207              19
                                                              -------------   -------------   -------------   -------------
        Net assets..........................................  $       3,827   $       5,304   $       5,846   $         195
                                                              -------------   -------------   -------------   -------------
CLASS Z: Net asset value per share..........................  $          --   $       31.18   $          --   $          --
                                                              -------------   -------------   -------------   -------------
        Shares outstanding..................................             --           1,147              --              --
                                                              -------------   -------------   -------------   -------------
        Net assets..........................................  $          --   $      35,785   $          --   $          --
                                                              -------------   -------------   -------------   -------------

                                                                TAX-FREE      U.S. GOVERNMENT       VALUE
                                                                NATIONAL        SECURITIES      OPPORTUNITIES
                                                                  FUND             FUND             FUND
                                                              -------------   ---------------   -------------
CLASS E: Net asset value per share/Maximum offering price
         per share..........................................  $11.33/$11.86     $9.21/$9.64     $          --
                                                              -------------     -----------     -------------
        Shares outstanding..................................          2,557           9,717                --
                                                              -------------     -----------     -------------
        Net assets..........................................  $      28,964     $    89,487     $          --
                                                              -------------     -----------     -------------
CLASS H: Net asset value per share..........................  $       11.30     $      9.17     $       16.97
                                                              -------------     -----------     -------------
        Shares outstanding..................................             17             209               214
                                                              -------------     -----------     -------------
        Net assets..........................................  $         189     $     1,922     $       3,634
                                                              -------------     -----------     -------------
CLASS L: Net asset value per share/Maximum offering price
         per share..........................................  $11.31/$11.84     $9.22/$9.65     $18.29/$19.20
                                                              -------------     -----------     -------------
        Shares outstanding..................................            673           3,332             1,803
                                                              -------------     -----------     -------------
        Net assets..........................................  $       7,606     $    30,712     $      32,983
                                                              -------------     -----------     -------------
CLASS M: Net asset value per share..........................  $       11.30     $      9.18     $       16.95
                                                              -------------     -----------     -------------
        Shares outstanding..................................            111             229               413
                                                              -------------     -----------     -------------
        Net assets..........................................  $       1,258     $     2,099     $       7,000
                                                              -------------     -----------     -------------
CLASS N: Net asset value per share..........................  $       11.27     $      9.17     $       16.97
                                                              -------------     -----------     -------------
        Shares outstanding..................................             33              75               123
                                                              -------------     -----------     -------------
        Net assets..........................................  $         375     $       686     $       2,087
                                                              -------------     -----------     -------------


The accompanying notes are an integral part of these financial statements.

                      (This page intentionally left blank)

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 STATEMENT OF OPERATIONS
 FOR THE YEAR ENDED OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                                    AGGRESSIVE GROWTH
                                                              ADVISERS FUND         ALLOCATION FUND*
                                                              -------------         -----------------
INVESTMENT INCOME:
  Dividends.................................................    $ 21,294                 $   659
  Interest..................................................      31,989                      --
  Securities lending........................................         842                      --
  Less: Foreign tax withheld................................        (411)                     --
                                                                --------                 -------
    Total investment income, net............................      53,714                     659
                                                                --------                 -------
EXPENSES:
  Investment advisory and management fees...................      11,227                     322
  Transfer agent fees.......................................       3,961                     376
  Distribution fees
    Class A.................................................       2,907                     226
    Class B.................................................       3,930                     276
    Class C.................................................       2,367                     429
    Class H.................................................          --                      --
    Class L.................................................          --                      --
    Class M.................................................          --                      --
    Class N.................................................          --                      --
  Custodian fees............................................         124                       1
  Accounting services.......................................         288                      16
  Registration and filing fees..............................         110                      63
  Board of Directors' fees..................................          33                       2
  Other expenses............................................         942                      96
                                                                --------                 -------
    Total expenses (before waivers and fees paid
     indirectly)............................................      25,889                   1,807
  Expense waivers...........................................        (905)                   (188)
  Transfer agent fee waivers................................          --                      --
  Commission recapture......................................        (182)                     --
  Custodian fee offset......................................         (13)                     --
                                                                --------                 -------
    Total waivers and fees paid indirectly..................      (1,100)                   (188)
                                                                --------                 -------
    Total expenses, net.....................................      24,789                   1,619
                                                                --------                 -------
  Net investment income (loss)..............................      28,925                    (960)
                                                                --------                 -------
NET REALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES, OPTIONS
  AND SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Capital gain distribution received from underlying
    affiliated funds........................................          --                   2,827
  Net realized gain (loss) on investments...................     191,586                   2,823
  Net realized gain (loss) on futures, options and swap
    contracts...............................................       1,120                      --
  Net realized gain (loss) on foreign currency
    transactions............................................         (36)                     --
                                                                --------                 -------
NET REALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES, OPTIONS
  AND SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS......     192,670                   5,650
                                                                --------                 -------
NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) OF
  INVESTMENTS, FUTURES, OPTIONS AND SWAP CONTRACTS AND
  FOREIGN CURRENCY TRANSACTIONS:
  Net unrealized appreciation (depreciation) of
    investments.............................................     (37,039)                 16,350
  Net unrealized appreciation (depreciation) of futures,
    options and swap contracts..............................          --                      --
  Net unrealized appreciation (depreciation) on translation
    of other assets and liabilities in foreign currencies...          20                      --
                                                                --------                 -------
NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) OF
  INVESTMENTS, FUTURES, OPTIONS AND SWAP CONTRACTS AND
  FOREIGN CURRENCY TRANSACTIONS.............................     (37,019)                 16,350
                                                                --------                 -------
NET GAIN (LOSS) ON INVESTMENTS, FUTURES, OPTIONS AND SWAP
  CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS...............     155,651                  22,000
                                                                --------                 -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................    $184,576                 $21,040
                                                                ========                 =======

 *  Relates to investments in affiliated investment companies.
 #  From July 31, 2006 (Commencement of operations) through October 31, 2006.
 @  Realized gains on written options were $63 for the Disciplined Equity Fund.
(W) Realized losses on written options were $9,581, for the Capital Appreciation Fund.


The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

     BALANCED    BALANCED     CAPITAL          CAPITAL       CONSERVATIVE   DISCIPLINED                  EQUITY
    ALLOCATION    INCOME    APPRECIATION   APPRECIATION II    ALLOCATION      EQUITY      DIVIDEND AND   INCOME
      FUND*       FUND#         FUND            FUND            FUND*          FUND       GROWTH FUND     FUND
    ----------   --------   ------------   ---------------   ------------   -----------   ------------   -------
     $12,792       $ 37      $  172,002        $ 2,750         $ 4,041        $ 6,973       $ 72,777     $15,720
          --         91          32,099            456              --            221          4,044         457
          --         --           1,740             --              --             --            274          --
          --         --          (4,832)          (143)             --             (1)          (893)        (29)
     -------       ----      ----------        -------         -------        -------       --------     -------
      12,792        128         201,009          3,063           4,041          7,193         76,202      16,148
     -------       ----      ----------        -------         -------        -------       --------     -------
       1,142         20          80,861          2,084             267          3,236         19,633       4,239
         712         --          22,947            464             132            777          5,816         927
         911          6          19,418            347             202            497          5,845       1,100
         927          1          17,731            166             177            381          3,512         373
       1,391          1          24,153            530             349            317          2,926         539
          --         --              --             --              --             --             --          --
          --         --              --             --              --             --             --          --
          --         --              --             --              --             --             --          --
          --         --              --             --              --             --             --          --
           1          2           1,700            169               1             15             19           7
          60         --           1,930             32              13             64            490          84
         110          7             694            109              56             54            212         107
           9         --             187              2               2              6             48           9
         273          7           5,441             88              75            190          1,395         257
     -------       ----      ----------        -------         -------        -------       --------     -------
       5,536         44         175,062          3,991           1,274          5,537         39,896       7,642
        (133)        (9)             --           (128)            (74)           (63)            --      (1,604)
          --         --              --             (1)             --            (29)            --          --
          --         --          (1,851)           (21)             --            (21)          (194)        (32)
          --         --             (91)            (1)             --             --             (2)         --
     -------       ----      ----------        -------         -------        -------       --------     -------
        (133)        (9)         (1,942)          (151)            (74)          (113)          (196)     (1,636)
     -------       ----      ----------        -------         -------        -------       --------     -------
       5,403         35         173,120          3,840           1,200          5,424         39,700       6,006
     -------       ----      ----------        -------         -------        -------       --------     -------
       7,389         93          27,889           (777)          2,841          1,769         36,502      10,142
     -------       ----      ----------        -------         -------        -------       --------     -------
       9,275         --              --             --           1,892             --             --          --
       9,140        (21)      1,161,098          8,130           2,292         19,592        217,765      26,401
          --         (1)         (9,581)(W)         --              --             88@            --          --
          --         --            (417)            (6)             --             --             --          --
     -------       ----      ----------        -------         -------        -------       --------     -------
      18,415        (22)      1,151,100          8,124           4,184         19,680        217,765      26,401
     -------       ----      ----------        -------         -------        -------       --------     -------
      36,316        436         876,796         22,926           4,918         24,049        274,628      55,584
          --         --              --             --              --             (3)            --          --
          --         --             121              2              --             --             --          --
     -------       ----      ----------        -------         -------        -------       --------     -------
      36,316        436         876,917         22,928           4,918         24,046        274,628      55,584
     -------       ----      ----------        -------         -------        -------       --------     -------
      54,731        414       2,028,017         31,052           9,102         43,726        492,393      81,985
     -------       ----      ----------        -------         -------        -------       --------     -------
     $62,120       $507      $2,055,906        $30,275         $11,943        $45,495       $528,895     $92,127
     =======       ====      ==========        =======         =======        =======       ========     =======

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 FOR THE YEAR ENDED OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                              FLOATING
                                                                RATE            FOCUS
                                                                FUND            FUND
                                                              --------         -------
INVESTMENT INCOME:
  Dividends.................................................  $    --          $ 1,245
  Interest..................................................   87,641               25
  Securities lending........................................       --                1
  Less: Foreign tax withheld................................       --              (38)
                                                              -------          -------
    Total investment income, net............................   87,641            1,233
                                                              -------          -------
EXPENSES:
  Investment advisory and management fees...................    7,534              760
  Transfer agent fees.......................................      704              195
  Distribution fees
    Class A.................................................    1,909              115
    Class B.................................................      208              144
    Class C.................................................    3,882              150
    Class H.................................................       --               --
    Class L.................................................       --               --
    Class M.................................................       --               --
    Class N.................................................       --               --
  Custodian fees............................................       12               18
  Accounting services.......................................      185               12
  Registration and filing fees..............................      224               44
  Board of Directors' fees..................................       10                1
  Other expenses............................................      365               54
                                                              -------          -------
    Total expenses (before waivers and fees paid
     indirectly)............................................   15,033            1,493
  Expense waivers...........................................   (5,913)            (136)
  Transfer agent fee waivers................................       --               --
  Commission recapture......................................       --              (14)
  Custodian fee offset......................................       (6)              --
                                                              -------          -------
    Total waivers and fees paid indirectly..................   (5,919)            (150)
                                                              -------          -------
    Total expenses, net.....................................    9,114            1,343
                                                              -------          -------
  Net investment income (loss)..............................   78,527             (110)
                                                              -------          -------
NET REALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES, OPTIONS
  AND SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Capital gain distribution received from underlying
    affiliated funds........................................       --               --
  Net realized gain (loss) on investments...................       72            9,786
  Net realized gain (loss) on futures, options and swap
    contracts...............................................       --               --
  Net realized gain (loss) on foreign currency
    transactions............................................       13               (4)
                                                              -------          -------
NET REALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES, OPTIONS
  AND SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS......       85            9,782
                                                              -------          -------
NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) OF
  INVESTMENTS, FUTURES, OPTIONS AND SWAP CONTRACTS AND
  FOREIGN CURRENCY TRANSACTIONS:
  Net unrealized appreciation (depreciation) of
    investments.............................................   (4,017)          (4,064)
  Net unrealized appreciation (depreciation) of futures,
    options and swap contracts..............................       --               --
  Net unrealized appreciation (depreciation) on translation
    of other assets and liabilities in foreign currencies...       31               (2)
                                                              -------          -------
NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) OF
  INVESTMENTS, FUTURES, OPTIONS AND SWAP CONTRACTS AND
  FOREIGN CURRENCY TRANSACTIONS.............................   (3,986)          (4,066)
                                                              -------          -------
NET GAIN (LOSS) ON INVESTMENTS, FUTURES, OPTIONS AND SWAP
  CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS...............   (3,901)           5,716
                                                              -------          -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................  $74,626          $ 5,606
                                                              =======          =======

* Relates to investments in affiliated investment companies.
# From July 31, 2006 (Commencement of operations) through October 31, 2006.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

        GLOBAL          GLOBAL       GLOBAL     GLOBAL      GLOBAL       GROWTH                   GROWTH
    COMMUNICATIONS     FINANCIAL     HEALTH    LEADERS    TECHNOLOGY   ALLOCATION    GROWTH    OPPORTUNITIES
         FUND        SERVICES FUND    FUND       FUND        FUND        FUND*        FUND         FUND
    --------------   -------------   -------   --------   ----------   ----------   --------   -------------
       $   817          $  556       $ 5,833   $  8,437     $  309      $ 6,093     $ 10,846     $  7,366
            34              41           617        703         27           --        1,070        1,305
            42               9           184        233          5           --          317        1,316
           (53)            (60)         (200)      (797)       (25)          --         (320)        (293)
       -------          ------       -------   --------     ------      -------     --------     --------
           840             546         6,434      8,576        316        6,093       11,913        9,694
       -------          ------       -------   --------     ------      -------     --------     --------
           287             243         6,046      5,827        577        1,028        9,397        8,288
            85              63         1,267      2,136        336          935        2,253        1,842
            50              41           666      1,074         80          734        1,760          799
            37              36           761        793        131          896          470          287
            42              33           835        708        115        1,433          876          365
            --              --            --         --         --           --          180          370
            --              --            --         --         --           --          725        1,453
            --              --            --         --         --           --          179          224
            --              --            --         --         --           --           42           55
            31              13            41        214         42            1           16          160
             5               4            96        112          9           53          150           68
            46              39            69         71         56          106          177          157
             1               1            10         11          1            8           21           17
            28              24           294        322         40          242          675          566
       -------          ------       -------   --------     ------      -------     --------     --------
           612             497        10,085     11,268      1,387        5,436       16,921       14,651
          (225)           (169)         (106)      (276)      (283)        (410)         (87)        (801)
            (5)             (4)          (24)      (150)      (138)          --          (26)        (532)
            (9)             (2)          (28)      (157)       (18)          --         (228)        (253)
            (2)             --            (2)        (2)        --           --           (3)         (20)
       -------          ------       -------   --------     ------      -------     --------     --------
          (241)           (175)         (160)      (585)      (439)        (410)        (344)      (1,606)
       -------          ------       -------   --------     ------      -------     --------     --------
           371             322         9,925     10,683        948        5,026       16,577       13,045
       -------          ------       -------   --------     ------      -------     --------     --------
           469             224        (3,491)    (2,107)      (632)       1,067       (4,664)      (3,351)
       -------          ------       -------   --------     ------      -------     --------     --------
            --              --            --         --         --        8,807           --           --
         3,653           2,136        32,123     36,445      4,921        7,932       91,449       91,769
            --              --            --         --         --           --           --           --
           (11)              2            (5)      (176)        (1)          --          (15)          (9)
       -------          ------       -------   --------     ------      -------     --------     --------
         3,642           2,138        32,118     36,269      4,920       16,739       91,434       91,760
       -------          ------       -------   --------     ------      -------     --------     --------
        (1,715)          2,246        56,355     71,294      2,424       42,499      (13,106)      40,736
            --              --            --         --         --           --           --           --
             1               1            19         38         --           --           --            4
       -------          ------       -------   --------     ------      -------     --------     --------
        (1,714)          2,247        56,374     71,332      2,424       42,499      (13,106)      40,740
       -------          ------       -------   --------     ------      -------     --------     --------
         1,928           4,385        88,492    107,601      7,344       59,238       78,328      132,500
       -------          ------       -------   --------     ------      -------     --------     --------
       $ 2,397          $4,609       $85,001   $105,494     $6,712      $60,305     $ 73,664     $129,149
       =======          ======       =======   ========     ======      =======     ========     ========

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 FOR THE YEAR ENDED OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                               HIGH             INCOME
                                                               YIELD          ALLOCATION
                                                               FUND             FUND*
                                                              -------         ----------
INVESTMENT INCOME:
  Dividends.................................................  $    --           $1,720
  Interest..................................................   23,803               --
  Securities lending........................................      198               --
  Less: Foreign tax withheld................................       --               --
                                                              -------           ------
    Total investment income, net............................   24,001            1,720
                                                              -------           ------
EXPENSES:
  Investment advisory and management fees...................    2,234               70
  Transfer agent fees.......................................      649               48
  Distribution fees
    Class A.................................................      473               54
    Class B.................................................      413               49
    Class C.................................................      435               84
    Class H.................................................       --               --
    Class L.................................................       --               --
    Class M.................................................       --               --
    Class N.................................................       --               --
  Custodian fees............................................       67                1
  Accounting services.......................................       47                4
  Registration and filing fees..............................       60               40
  Board of Directors' fees..................................        5                1
  Other expenses............................................      191               29
                                                              -------           ------
    Total expenses (before waivers and fees paid
     indirectly)............................................    4,574              380
  Expense waivers...........................................     (500)             (74)
  Transfer agent fee waivers................................       --               --
  Commission recapture......................................       --               --
  Custodian fee offset......................................      (15)              --
                                                              -------           ------
    Total waivers and fees paid indirectly..................     (515)             (74)
                                                              -------           ------
    Total expenses, net.....................................    4,059              306
                                                              -------           ------
  Net investment income (loss)..............................   19,942            1,414
                                                              -------           ------
NET REALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES, OPTIONS
  AND SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Capital gain distribution received from underlying
    affiliated funds........................................       --               63
  Net realized gain (loss) on investments...................   (3,842)            (425)
  Net realized gain (loss) on futures, options and swap
    contracts...............................................      101(W)            --
  Net realized gain (loss) on foreign currency
    transactions............................................      (43)              --
                                                              -------           ------
NET REALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES, OPTIONS
  AND SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS......   (3,784)            (362)
                                                              -------           ------
NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) OF
  INVESTMENTS, FUTURES, OPTIONS AND SWAP CONTRACTS AND
  FOREIGN CURRENCY TRANSACTIONS:
  Net unrealized appreciation (depreciation) of
    investments.............................................   10,466              486
  Net unrealized appreciation (depreciation) of futures,
    options and swap contracts..............................       --               --
  Net unrealized appreciation (depreciation) on translation
    of other assets and liabilities in foreign currencies...      183               --
                                                              -------           ------
NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) OF
  INVESTMENTS, FUTURES, OPTIONS AND SWAP CONTRACTS AND
  FOREIGN CURRENCY TRANSACTIONS.............................   10,649              486
                                                              -------           ------
NET GAIN (LOSS) ON INVESTMENTS, FUTURES, OPTIONS AND SWAP
  CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS...............    6,865              124
                                                              -------           ------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................  $26,807           $1,538
                                                              =======           ======

 *  Relates to investments in affiliated investment companies.
 #  From July 31, 2006 (Commencement of operations) through October 31, 2006.
(W) Realized losses on written options were $3 for the High Yield Fund.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

             INFLATION     INTERNATIONAL     INTERNATIONAL   INTERNATIONAL              MIDCAP   MIDCAP
    INCOME     PLUS           CAPITAL        OPPORTUNITIES       SMALL        MIDCAP    GROWTH    VALUE
     FUND      FUND      APPRECIATION FUND       FUND        COMPANY FUND      FUND     FUND#     FUND
    ------   ---------   -----------------   -------------   -------------   --------   ------   -------
    $  --    $     --         $ 4,927           $ 5,218         $ 3,418      $ 27,907    $ 14    $ 6,471
    4,566      48,264             539               432             219         5,200      10        253
       --          --             186               175             207           301      --         56
        1          --            (571)             (560)           (400)         (179)     --       (138)
    ------   --------         -------           -------         -------      --------    ----    -------
    4,567      48,264           5,081             5,265           3,444        33,229      24      6,642
    ------   --------         -------           -------         -------      --------    ----    -------
      434       5,096           3,088             1,862           1,608        21,918      21      3,915
       89         855             712               691             234         5,903      --      1,156
       80         857             430               344             133         4,555       6        752
       63       1,067             283               274              91         4,755       1        627
       56       3,092             368               192             152         5,196       1        640
       --          --              --                --              --            --      --         --
       --          --              --                --              --            --      --         --
       --          --              --                --              --            --      --         --
       --          --              --                --              --            --      --         --
       22          18             191               160             149            50       2         28
       11         141              49                34              25           473      --         73
       48         140              83                56              54           152       7         56
        1          15               5                 3               3            48      --          8
       44         470             160               101              89         1,385       7        226
    ------   --------         -------           -------         -------      --------    ----    -------
      848      11,751           5,369             3,717           2,538        44,435      45      7,481
     (142)       (604)           (252)             (109)           (113)           --     (12)      (236)
       --          --             (16)              (56)            (10)           --      --         --
       --          --            (106)              (58)            (36)         (799)     --        (60)
       (2)         (8)             (5)               --              (1)          (11)     --         (4)
    ------   --------         -------           -------         -------      --------    ----    -------
     (144)       (612)           (379)             (223)           (160)         (810)    (12)      (300)
    ------   --------         -------           -------         -------      --------    ----    -------
      704      11,139           4,990             3,494           2,378        43,625      33      7,181
    ------   --------         -------           -------         -------      --------    ----    -------
    3,863      37,125              91             1,771           1,066       (10,396)     (9)      (539)
    ------   --------         -------           -------         -------      --------    ----    -------
       --          --              --                --              --            --      --         --
     (332)    (16,458)         29,733            23,101          24,531       493,170      81     59,455
      127         675              --                --              --            --      --         --
      (48)       (246)           (139)             (308)          2,431          (100)     --          9
    ------   --------         -------           -------         -------      --------    ----    -------
     (253)    (16,029)         29,594            22,793          26,962       493,070      81     59,464
    ------   --------         -------           -------         -------      --------    ----    -------
    1,373      (6,270)         35,015            17,092          13,630       (86,308)    573     29,760
      (64)        (67)             --                --              --            --      --         --
      (40)        (28)              1               (41)         (2,385)            3      --         (1)
    ------   --------         -------           -------         -------      --------    ----    -------
    1,269      (6,365)         35,016            17,051          11,245       (86,305)    573     29,759
    ------   --------         -------           -------         -------      --------    ----    -------
    1,016     (22,394)         64,610            39,844          38,207       406,765     654     89,223
    ------   --------         -------           -------         -------      --------    ----    -------
    $4,879   $ 14,731         $64,701           $41,615         $39,273      $396,369    $645    $88,684
    ======   ========         =======           =======         =======      ========    ====    =======

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 FOR THE YEAR ENDED OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                               MONEY          RETIREMENT
                                                              MARKET            INCOME
                                                               FUND             FUND*
                                                              -------         ----------
INVESTMENT INCOME:
  Dividends.................................................  $    --            $ 16
  Interest..................................................   12,149              --
  Securities lending........................................       --              --
  Less: Foreign tax withheld................................       --              --
                                                              -------            ----
    Total investment income, net............................   12,149              16
                                                              -------            ----
EXPENSES:
  Investment advisory and management fees...................    1,242               1
  Transfer agent fees.......................................      625              --
  Distribution fees
    Class A.................................................      468               1
    Class B.................................................      283               1
    Class C.................................................      170               1
    Class H.................................................       --              --
    Class L.................................................       --              --
    Class M.................................................       --              --
    Class N.................................................       --              --
  Custodian fees............................................       11               1
  Accounting services.......................................       39              --
  Registration and filing fees..............................       81              63
  Board of Directors' fees..................................        4              --
  Other expenses............................................      113              20
                                                              -------            ----
    Total expenses (before waivers and fees paid
     indirectly)............................................    3,036              88
  Expense waivers...........................................     (404)            (84)
  Transfer agent fee waivers................................       --              --
  Commission recapture......................................       --              --
  Custodian fee offset......................................       (1)             --
                                                              -------            ----
    Total waivers and fees paid indirectly..................     (405)            (84)
                                                              -------            ----
    Total expenses, net.....................................    2,631               4
                                                              -------            ----
  Net investment income (loss)..............................    9,518              12
                                                              -------            ----
NET REALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES, OPTIONS
  AND SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Capital gain distribution received from underlying
    affiliated funds........................................       --              --
  Net realized gain (loss) on investments...................       --              --
  Net realized gain (loss) on futures, options and swap
    contracts...............................................       --              --
  Net realized gain (loss) on foreign currency
    transactions............................................       --              --
                                                              -------            ----
NET REALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES, OPTIONS
  AND SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS......       --              --
                                                              -------            ----
NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) OF
  INVESTMENTS, FUTURES, OPTIONS AND SWAP CONTRACTS AND
  FOREIGN CURRENCY TRANSACTIONS:
  Net unrealized appreciation (depreciation) of
    investments.............................................       --              15
  Net unrealized appreciation (depreciation) of futures,
    options and swap contracts..............................       --              --
  Net unrealized appreciation (depreciation) on translation
    of other assets and liabilities in foreign currencies...       --              --
                                                              -------            ----
NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) OF
  INVESTMENTS, FUTURES, OPTIONS AND SWAP CONTRACTS AND
  FOREIGN CURRENCY TRANSACTIONS.............................       --              15
                                                              -------            ----
NET GAIN (LOSS) ON INVESTMENTS, FUTURES, OPTIONS AND SWAP
  CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS...............       --              15
                                                              -------            ----
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................  $ 9,518            $ 27
                                                              =======            ====

* Relates to investments in affiliated investment companies.
# From July 31, 2006 (Commencement of operations) through October 31, 2006.


The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

      SELECT        SELECT       SELECT        SELECT       SHORT      SMALL     SMALLCAP
      MIDCAP        MIDCAP      SMALLCAP      SMALLCAP     DURATION   COMPANY     GROWTH     STOCK
    GROWTH FUND   VALUE FUND   GROWTH FUND   VALUE FUND#     FUND       FUND       FUND       FUND
    -----------   ----------   -----------   -----------   --------   --------   --------   --------
      $  223        $  632       $   42        $   78       $   --    $ 1,147    $ 3,293    $ 22,235
          74           104           16            16        5,978        482        694         260
          --            --           --            --           --        234        525         377
          --            (1)          --            --           --        (40)        (2)       (403)
      ------        ------       ------        ------       ------    --------   -------    --------
         297           735           58            94        5,978      1,823      4,510      22,469
      ------        ------       ------        ------       ------    --------   -------    --------
         427           523           91            40          743      3,080      3,455       9,137
          83            77            5            --           99        879        707       3,915
          52            91           16             9           67        453        346       1,761
          34            31            4             1           77        574        188       2,539
          32            52            5             1          177        470        215       1,721
          --            --           --            --           --         --        148          --
          --            --           --            --           --         --        304          --
          --            --           --            --           --         --        153          --
          --            --           --            --           --         --         60          --
          27            39           20             5           10         67         24         117
           7             8            1             1           21         57         42         199
          58            76           64             7           52         54        108          87
           1             1           --            --            2          6          6          20
          28            35           44             6           80        168        272         669
      ------        ------       ------        ------       ------    --------   -------    --------
         749           933          250            70        1,328      5,808      6,028      20,165
         (66)          (88)        (104)           (6)        (130)      (250)      (290)     (1,188)
          (5)            1           --            --           --        (17)       (79)       (150)
          --            --           --            --           --       (125)       (77)       (251)
         (13)          (25)          (2)           --           (2)        (5)        (3)         (3)
      ------        ------       ------        ------       ------    --------   -------    --------
         (84)         (112)        (106)           (6)        (132)      (397)      (449)     (1,592)
      ------        ------       ------        ------       ------    --------   -------    --------
         665           821          144            64        1,196      5,411      5,579      18,573
      ------        ------       ------        ------       ------    --------   -------    --------
        (368)          (86)         (86)           30        4,782     (3,588)    (1,069)      3,896
      ------        ------       ------        ------       ------    --------   -------    --------
          --            --           --            --           --         --         --          --
       2,239         2,875         (244)          114         (707)    70,360     26,154     179,978
          --            --           --            12           --         --        569        (167)
          --            --           --            --           --        (15)        --         (34)
      ------        ------       ------        ------       ------    --------   -------    --------
       2,239         2,875         (244)          126         (707)    70,345     26,723     179,777
      ------        ------       ------        ------       ------    --------   -------    --------
       1,006         5,546        1,203         1,311        1,324    (14,828)     9,631     (15,914)
          --            --           --             5           --         --        423          --
          --            --           --            --           --         --         --          21
      ------        ------       ------        ------       ------    --------   -------    --------
       1,006         5,546        1,203         1,316        1,324    (14,828)    10,054     (15,893)
      ------        ------       ------        ------       ------    --------   -------    --------
       3,245         8,421          959         1,442          617     55,517     36,777     163,884
      ------        ------       ------        ------       ------    --------   -------    --------
      $2,877        $8,335       $  873        $1,472       $5,399    $51,929    $35,708    $167,780
      ======        ======       ======        ======       ======    ========   =======    ========

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 FOR THE YEAR ENDED OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                TARGET             TARGET             TARGET
                                                              RETIREMENT         RETIREMENT         RETIREMENT
                                                              2010 FUND*         2020 FUND*         2030 FUND*
                                                              ----------         ----------         ----------
INVESTMENT INCOME:
  Dividends.................................................     $ 28               $ 17               $  6
  Interest..................................................       --                 --                 --
  Securities lending........................................       --                 --                 --
  Less: Foreign tax withheld................................       --                 --                 --
                                                                 ----               ----               ----
    Total investment income, net............................       28                 17                  6
                                                                 ----               ----               ----
EXPENSES:
  Investment advisory and management fees...................        2                  2                  1
  Transfer agent fees.......................................        1                  2                  2
  Distribution fees
    Class A.................................................        2                  2                  1
    Class B.................................................        1                  1                  1
    Class C.................................................        1                  1                  1
    Class H.................................................       --                 --                 --
    Class L.................................................       --                 --                 --
    Class M.................................................       --                 --                 --
    Class N.................................................       --                 --                 --
  Custodian fees............................................        1                  1                  1
  Accounting services.......................................       --                 --                 --
  Registration and filing fees..............................       61                 61                 62
  Board of Directors' fees..................................       --                 --                 --
  Other expenses............................................       21                 25                 18
                                                                 ----               ----               ----
    Total expenses (before waivers and fees paid
     indirectly)............................................       90                 95                 87
  Expense waivers...........................................      (84)               (88)               (83)
  Transfer agent fee waivers................................       --                 --                 --
  Commission recapture......................................       --                 --                 --
  Custodian fee offset......................................       --                 --                 --
                                                                 ----               ----               ----
    Total waivers and fees paid indirectly..................      (84)               (88)               (83)
                                                                 ----               ----               ----
    Total expenses, net.....................................        6                  7                  4
                                                                 ----               ----               ----
  Net investment income (loss)..............................       22                 10                  2
                                                                 ----               ----               ----
NET REALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES, OPTIONS
  AND SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Capital gain distribution received from underlying
    affiliated funds........................................       --                  4                  1
  Net realized gain (loss) on investments...................       --                  9                 --
  Net realized gain (loss) on futures, options and swap
    contracts...............................................       --                 --                 --
  Net realized gain (loss) on foreign currency
    transactions............................................       --                 --                 --
                                                                 ----               ----               ----
NET REALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES, OPTIONS
  AND SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS......       --                 13                  1
                                                                 ----               ----               ----
NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) OF
  INVESTMENTS, FUTURES, OPTIONS AND SWAP CONTRACTS AND
  FOREIGN CURRENCY TRANSACTIONS:
  Net unrealized appreciation (depreciation) of
    investments.............................................       46                 82                 83
  Net unrealized appreciation (depreciation) of futures,
    options and swap contracts..............................       --                 --                 --
  Net unrealized appreciation (depreciation) on translation
    of other assets and liabilities in foreign currencies...       --                 --                 --
                                                                 ----               ----               ----
NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) OF
  INVESTMENTS, FUTURES, OPTIONS AND SWAPS CONTRACTS AND
  FOREIGN CURRENCY TRANSACTIONS.............................       46                 82                 83
                                                                 ----               ----               ----
NET GAIN (LOSS) ON INVESTMENTS, FUTURES, OPTIONS AND SWAP
  CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS...............       46                 95                 84
                                                                 ----               ----               ----
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................     $ 68               $105               $ 86
                                                                 ====               ====               ====

* Relates to investments in affiliated investment companies.
# From July 31, 2006 (Commencement of operations) through October 31, 2006.
(W) Realized losses on written options were $8 for the Total Return Bond Fund.


The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

     TAX-FREE    TAX-FREE    TAX-FREE   TAX-FREE     TOTAL     U.S. GOVERNMENT                 VALUE
    CALIFORNIA   MINNESOTA   NATIONAL   NEW YORK    RETURN       SECURITIES       VALUE    OPPORTUNITIES
       FUND        FUND        FUND       FUND     BOND FUND        FUND          FUND         FUND
    ----------   ---------   --------   --------   ---------   ---------------   -------   -------------
      $   --      $   --      $   --      $ --      $    83        $    --       $ 3,207      $ 4,952
       1,025       1,685       5,760       715       39,132         11,984           183          172
          --          --          --        --          288             40            --           84
          --          --          --        --           --             --            (1)        (189)
      ------      ------      ------      ----      -------        -------       -------      -------
       1,025       1,685       5,760       715       39,503         12,024         3,389        5,019
      ------      ------      ------      ----      -------        -------       -------      -------
         123         252         847        85        4,701          1,514         1,198        2,302
           7           8          48         2        1,301            218           225          350
          46          15         142        28          906            112           177          222
          15           8          68        18          780            188           109          164
          23           4         105        26          726             90           113          168
          --           1           2        --           --             23            --           43
          --           7          20        --           --             81            --           77
          --           1          13        --           --             24            --           74
          --           2           4        --           --              8            --           21
           5           5           7         4           42             10             9           24
           4           1          12         2          120             12            24           35
           5          15          88         6           94             92            52          108
           1           1           2        --           11              3             3            4
          21          30          71        22          336            122            83          153
      ------      ------      ------      ----      -------        -------       -------      -------
         250         350       1,429       193        9,017          2,497         1,993        3,745
         (21)        (44)       (175)      (28)         (52)          (179)          (16)        (155)
          --          --          --        --           --             --            (3)          (6)
          --          --          --        --           --             --           (15)         (23)
          (3)         (3)         (4)       (3)         (30)            (3)           --           (1)
      ------      ------      ------      ----      -------        -------       -------      -------
         (24)        (47)       (179)      (31)         (82)          (182)          (34)        (185)
      ------      ------      ------      ----      -------        -------       -------      -------
         226         303       1,250       162        8,935          2,315         1,959        3,560
      ------      ------      ------      ----      -------        -------       -------      -------
         799       1,382       4,510       553       30,568          9,709         1,430        1,459
      ------      ------      ------      ----      -------        -------       -------      -------
          --          --          --        --           --             --            --           --
          (5)        197         372        85       (7,921)        (6,372)       17,037       20,734
          --          --          --        --           30(W)         133            --           --
          --          --          --        --         (809)            32            --           (6)
      ------      ------      ------      ----      -------        -------       -------      -------
          (5)        197         372        85       (8,700)        (6,207)       17,037       20,728
      ------      ------      ------      ----      -------        -------       -------      -------
         573         235       2,682       260       12,774          4,123        10,073       28,126
          --          --          --        --           --             38            --           --
          --          --          --        --         (134)            --            --           --
      ------      ------      ------      ----      -------        -------       -------      -------
         573         235       2,682       260       12,640          4,161        10,073       28,126
      ------      ------      ------      ----      -------        -------       -------      -------
         568         432       3,054       345        3,940         (2,046)       27,110       48,854
      ------      ------      ------      ----      -------        -------       -------      -------
      $1,367      $1,814      $7,564      $898      $34,508        $ 7,663       $28,540      $50,313
      ======      ======      ======      ====      =======        =======       =======      =======

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 STATEMENT OF CHANGES IN NET ASSETS
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                             ADVISERS FUND                    AGGRESSIVE GROWTH ALLOCATION FUND*
                                                  -----------------------------------         -----------------------------------
                                                    FOR THE YEAR       FOR THE YEAR             FOR THE YEAR       FOR THE YEAR
                                                       ENDED              ENDED                    ENDED              ENDED
                                                  OCTOBER 31, 2006   OCTOBER 31, 2005         OCTOBER 31, 2006   OCTOBER 31, 2005
                                                  ----------------   ----------------         ----------------   ----------------
OPERATIONS:
  Net investment income (loss)..................     $   28,925         $   32,907                $   (960)          $   (503)
  Net realized gain (loss) on investments,
    futures, options and swap contracts and
    foreign currency transactions...............        192,670            122,160                   5,650                544
  Net unrealized appreciation (depreciation) of
    investments, futures, options and swap
    contracts and foreign currency
    transactions................................        (37,019)             3,416                  16,350              4,848
                                                     ----------         ----------                --------           --------
  Net increase (decrease) in net assets
    resulting from operations...................        184,576            158,483                  21,040              4,889
                                                     ----------         ----------                --------           --------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A.....................................        (21,102)           (27,412)                   (498)               (35)
    Class B.....................................         (4,044)            (5,973)                    (30)                (1)
    Class C.....................................         (2,643)            (3,839)                    (51)                (2)
    Class E.....................................             --                 --                      --                 --
    Class H.....................................             --                 --                      --                 --
    Class I.....................................             --                 --                      --                 --
    Class L.....................................             --                 --                      --                 --
    Class M.....................................             --                 --                      --                 --
    Class N.....................................             --                 --                      --                 --
    Class Y.....................................           (381)              (344)                     --                 --
    Class Z.....................................             --                 --                      --                 --
  From net realized gain on investments
    Class A.....................................             --                 --                     (33)                (1)
    Class B.....................................             --                 --                     (12)                --
    Class C.....................................             --                 --                     (19)                --
    Class E.....................................             --                 --                      --                 --
    Class H.....................................             --                 --                      --                 --
    Class I.....................................             --                 --                      --                 --
    Class L.....................................             --                 --                      --                 --
    Class M.....................................             --                 --                      --                 --
    Class N.....................................             --                 --                      --                 --
    Class Y.....................................             --                 --                      --                 --
    Class Z.....................................             --                 --                      --                 --
                                                     ----------         ----------                --------           --------
    Total distributions.........................        (28,170)           (37,568)                   (643)               (39)
                                                     ----------         ----------                --------           --------
CAPITAL SHARE TRANSACTIONS:
    Class A.....................................       (213,361)          (392,975)                 46,720             43,217
    Class B.....................................       (129,449)          (139,987)                  9,636             14,732
    Class C.....................................        (54,492)          (118,673)                 13,717             25,790
    Class E.....................................             --                 --                      --                 --
    Class H.....................................             --                 --                      --                 --
    Class I.....................................             --                 --                      10                 --
    Class L.....................................             --                 --                      --                 --
    Class M.....................................             --                 --                      --                 --
    Class N.....................................             --                 --                      --                 --
    Class Y.....................................            929              1,012                      --                 --
    Class Z.....................................             --                 --                      --                 --
                                                     ----------         ----------                --------           --------
  Net increase (decrease) from capital share
    transactions................................       (396,373)          (650,623)                 70,083             83,739
                                                     ----------         ----------                --------           --------
  Net increase (decrease) in net assets.........       (239,967)          (529,708)                 90,480             88,589
NET ASSETS:
  Beginning of period...........................      1,929,353          2,459,061                 110,960             22,371
                                                     ----------         ----------                --------           --------
  End of period.................................     $1,689,386         $1,929,353                $201,440           $110,960
                                                     ==========         ==========                ========           ========
Accumulated undistributed (distribution in
  excess of) net investment income..............     $    3,002         $    2,060                $     --           $     --
                                                     ==========         ==========                ========           ========

 *  Relates to investments in affiliated investment companies.
**  Commencement of operations.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

         BALANCED ALLOCATION FUND*        BALANCED INCOME FUND        CAPITAL APPRECIATION FUND
    -----------------------------------   --------------------   -----------------------------------
                                             FOR THE PERIOD
      FOR THE YEAR       FOR THE YEAR       JULY 31, 2006**        FOR THE YEAR       FOR THE YEAR
         ENDED              ENDED               THROUGH               ENDED              ENDED
    OCTOBER 31, 2006   OCTOBER 31, 2005     OCTOBER 31, 2006     OCTOBER 31, 2006   OCTOBER 31, 2005
    ----------------   ----------------     ----------------     ----------------   ----------------
        $  7,389           $  2,838             $    93            $    27,889         $    4,278
          18,415                890                 (22)             1,151,100          1,118,465
          36,316             11,897                 436                876,917            274,627
        --------           --------             -------            -----------         ----------
          62,120             15,625                 507              2,055,906          1,397,370
        --------           --------             -------            -----------         ----------
          (6,476)            (1,883)                (57)                    --                 --
          (1,012)              (179)                 (1)                    --                 --
          (1,529)              (268)                 (1)                    --                 --
              --                 --                  --                     --                 --
              --                 --                  --                     --                 --
              --                 --                  --                     --                 --
              --                 --                  --                     --                 --
              --                 --                  --                     --                 --
              --                 --                  --                     --                 --
              --                 --                  (1)                    --                 --
              --                 --                  --                     --                 --
            (535)                --                  --               (572,137)                --
            (147)                --                  --               (164,902)                --
            (208)                --                  --               (185,821)                --
              --                 --                  --                     --                 --
              --                 --                  --                     --                 --
              --                 --                  --                     --                 --
              --                 --                  --                     --                 --
              --                 --                  --                     --                 --
              --                 --                  --                     --                 --
              --                 --                  --                (21,922)                --
              --                 --                  --                     --                 --
        --------           --------             -------            -----------         ----------
          (9,907)            (2,330)                (60)              (944,782)                --
        --------           --------             -------            -----------         ----------
         158,776            187,765              11,094              2,499,576          1,010,045
          28,305             51,526                 293                104,641            (53,909)
          55,648             69,611                 387                931,993            230,865
              --                 --                  --                     --                 --
              --                 --                  --                     --                 --
             348                 --                  --                  5,082                 --
              --                 --                  --                     --                 --
              --                 --                  --                     --                 --
              --                 --                  --                     --                 --
              --                 --                 101                133,818             97,646
              --                 --                  --                     --                 --
        --------           --------             -------            -----------         ----------
         243,077            308,902              11,875              3,675,110          1,284,647
        --------           --------             -------            -----------         ----------
         295,290            322,197              12,322              4,786,234          2,682,017
         438,745            116,548                  --              9,782,815          7,100,798
        --------           --------             -------            -----------         ----------
        $734,035           $438,745             $12,322            $14,569,049         $9,782,815
        ========           ========             =======            ===========         ==========
        $    495           $    559             $    42            $    24,853         $        7
        ========           ========             =======            ===========         ==========

        CAPITAL APPRECIATION II FUND
     -----------------------------------
                         FOR THE PERIOD
       FOR THE YEAR     APRIL 29, 2005**
          ENDED             THROUGH
     OCTOBER 31, 2006   OCTOBER 31, 2005
     ----------------   ----------------
         $   (777)          $  (121)
            8,124             1,147
           22,928             1,410
         --------           -------
           30,275             2,436
         --------           -------
               --                --
               --                --
               --                --
               --                --
               --                --
               --                --
               --                --
               --                --
               --                --
               --                --
               --                --
             (813)               --
              (92)               --
             (283)               --
               --                --
               --                --
               --                --
               --                --
               --                --
               --                --
               (4)               --
               --                --
         --------           -------
           (1,192)               --
         --------           -------
          164,838            55,083
           20,583             6,190
           70,917            19,141
               --                --
               --                --
            3,203                --
               --                --
               --                --
               --                --
             (254)              300
               --                --
         --------           -------
          259,287            80,714
         --------           -------
          288,370            83,150
           83,150                --
         --------           -------
         $371,520           $83,150
         ========           =======
         $   (194)          $    --
         ========           =======

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                           CONSERVATIVE ALLOCATION FUND*            DISCIPLINED EQUITY FUND
                                                        -----------------------------------   -----------------------------------
                                                          FOR THE YEAR       FOR THE YEAR       FOR THE YEAR       FOR THE YEAR
                                                             ENDED              ENDED              ENDED              ENDED
                                                        OCTOBER 31, 2006   OCTOBER 31, 2005   OCTOBER 31, 2006   OCTOBER 31, 2005
                                                        ----------------   ----------------   ----------------   ----------------
OPERATIONS:
  Net investment income (loss)........................      $  2,841           $  1,781           $  1,769           $  2,455
  Net realized gain (loss) on investments, futures,
    options and swap contracts and foreign currency
    transactions......................................         4,184              1,108             19,680             30,446
  Net unrealized appreciation (depreciation) of
    investments, futures, options and swap contracts
    and foreign currency transactions.................         4,918                354             24,046              4,992
                                                            --------           --------           --------           --------
  Net increase (decrease) in net assets resulting from
    operations........................................        11,943              3,243             45,495             37,893
                                                            --------           --------           --------           --------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A...........................................        (2,296)            (1,112)              (305)            (1,780)
    Class B...........................................          (371)              (127)                --                (24)
    Class C...........................................          (698)              (262)                --                (42)
    Class E...........................................            --                 --                 --                 --
    Class H...........................................            --                 --                 --                 --
    Class I...........................................            --                 --                 --                 --
    Class L...........................................            --                 --                 --                 --
    Class M...........................................            --                 --                 --                 --
    Class N...........................................            --                 --                 --                 --
    Class Y...........................................            --                 --               (573)              (346)
    Class Z...........................................            --                 --                 --                 --
  From net realized gain on investments
    Class A...........................................          (772)                --                 --                 --
    Class B...........................................          (162)                --                 --                 --
    Class C...........................................          (301)                --                 --                 --
    Class E...........................................            --                 --                 --                 --
    Class H...........................................            --                 --                 --                 --
    Class I...........................................            --                 --                 --                 --
    Class L...........................................            --                 --                 --                 --
    Class M...........................................            --                 --                 --                 --
    Class N...........................................            --                 --                 --                 --
    Class Y...........................................            --                 --                 --                 --
    Class Z...........................................            --                 --                 --                 --
                                                            --------           --------           --------           --------
    Total distributions...............................        (4,600)            (1,501)              (878)            (2,192)
                                                            --------           --------           --------           --------
CAPITAL SHARE TRANSACTIONS:
    Class A...........................................        18,487             35,327            (42,915)           (55,312)
    Class B...........................................         5,262              9,320             (8,227)            (9,136)
    Class C...........................................         6,806             16,401             (7,938)           (11,195)
    Class E...........................................            --                 --                 --                 --
    Class H...........................................            --                 --                 --                 --
    Class I...........................................            10                 --                 --                 --
    Class L...........................................            --                 --                 --                 --
    Class M...........................................            --                 --                 --                 --
    Class N...........................................            --                 --                 --                 --
    Class Y...........................................            --                 --             73,479             58,623
    Class Z...........................................            --                 --                 --                 --
                                                            --------           --------           --------           --------
  Net increase (decrease) from capital share
    transactions......................................        30,565             61,048             14,399            (17,020)
                                                            --------           --------           --------           --------
  Net increase (decrease) in net assets...............        37,908             62,790             59,016             18,681
NET ASSETS:
  Beginning of period.................................       112,511             49,721            364,799            346,118
                                                            --------           --------           --------           --------
  End of period.......................................      $150,419           $112,511           $423,815           $364,799
                                                            ========           ========           ========           ========
Accumulated undistributed (distribution in excess of)
  net investment income...............................      $    262           $    328           $  1,454           $    600
                                                            ========           ========           ========           ========

 *  Relates to investments in affiliated investment companies.
**  Commencement of operations.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

         DIVIDEND AND GROWTH FUND                 EQUITY INCOME FUND                    FLOATING RATE FUND
    -----------------------------------   -----------------------------------   -----------------------------------
                                                                                                    FOR THE PERIOD
      FOR THE YEAR       FOR THE YEAR       FOR THE YEAR       FOR THE YEAR       FOR THE YEAR     APRIL 29, 2005**
         ENDED              ENDED              ENDED              ENDED              ENDED             THROUGH
    OCTOBER 31, 2006   OCTOBER 31, 2005   OCTOBER 31, 2006   OCTOBER 31, 2005   OCTOBER 31, 2006   OCTOBER 31, 2005
    ----------------   ----------------   ----------------   ----------------   ----------------   ----------------
       $   36,502         $   30,193          $ 10,142           $  8,781          $   78,527          $  2,828
          217,765            114,099            26,401              1,270                  85                40
          274,628            102,952            55,584             20,042              (3,986)             (284)
       ----------         ----------          --------           --------          ----------          --------
          528,895            247,244            92,127             30,093              74,626             2,584
       ----------         ----------          --------           --------          ----------          --------
          (30,971)           (26,573)           (9,508)            (6,785)            (50,770)           (1,821)
           (1,759)            (1,659)             (503)              (367)             (1,203)              (61)
           (1,845)            (1,776)             (793)              (749)            (22,840)             (785)
               --                 --                --                 --                  --                --
               --                 --                --                 --                  --                --
               --                 --                --                 --                (276)               --
               --                 --                --                 --                  --                --
               --                 --                --                 --                  --                --
               --                 --                --                 --                  --                --
           (2,148)            (1,670)              (86)               (17)             (2,763)             (158)
               --                 --                --                 --                  --                --
          (83,984)           (19,192)           (1,087)              (457)                 --                --
          (13,875)            (3,381)              (97)               (40)                 --                --
          (11,357)            (2,925)             (149)               (93)                 --                --
               --                 --                --                 --                  --                --
               --                 --                --                 --                  --                --
               --                 --                --                 --                  --                --
               --                 --                --                 --                  --                --
               --                 --                --                 --                  --                --
               --                 --                --                 --                  --                --
           (4,558)              (723)               (2)                (1)                 --                --
               --                 --                --                 --                  --                --
       ----------         ----------          --------           --------          ----------          --------
         (150,497)           (57,899)          (12,225)            (8,509)            (77,852)           (2,825)
       ----------         ----------          --------           --------          ----------          --------
          230,196            131,765            84,470            150,915           1,332,988           169,576
          (19,449)               386             3,668             14,075              36,573             5,656
            1,114            (16,919)              131              6,170             737,213            92,857
               --                 --                --                 --                  --                --
               --                 --                --                 --                  --                --
               10                 --               106                 --              61,874                --
               --                 --                --                 --                  --                --
               --                 --                --                 --                  --                --
               --                 --                --                 --                  --                --
            3,558             39,561             6,044                386              40,849            10,068
               --                 --                --                 --                  --                --
       ----------         ----------          --------           --------          ----------          --------
          215,429            154,793            94,419            171,546           2,209,497           278,157
       ----------         ----------          --------           --------          ----------          --------
          593,827            344,138           174,321            193,130           2,206,271           277,916
        2,849,011          2,504,873           467,812            274,682             277,916                --
       ----------         ----------          --------           --------          ----------          --------
       $3,442,838         $2,849,011          $642,133           $467,812          $2,484,187          $277,916
       ==========         ==========          ========           ========          ==========          ========
       $      920         $    1,335          $    665           $  1,452          $    2,092          $     89
       ==========         ==========          ========           ========          ==========          ========

                 FOCUS FUND
     -----------------------------------

       FOR THE YEAR       FOR THE YEAR
          ENDED              ENDED
     OCTOBER 31, 2006   OCTOBER 31, 2005
     ----------------   ----------------
         $   (110)          $    385
            9,782              6,980
           (4,066)             3,890
         --------           --------
            5,606             11,255
         --------           --------
             (316)               (31)
               --                 --
               --                 --
               --                 --
               --                 --
               --                 --
               --                 --
               --                 --
               --                 --
               (5)                (3)
               --                 --
               --                 --
               --                 --
               --                 --
               --                 --
               --                 --
               --                 --
               --                 --
               --                 --
               --                 --
               --                 --
               --                 --
         --------           --------
             (321)               (34)
         --------           --------
          (13,031)           (24,122)
           (2,988)            (5,339)
           (4,749)            (9,446)
               --                 --
               --                 --
               --                 --
               --                 --
               --                 --
               --                 --
              (21)              (419)
               --                 --
         --------           --------
          (20,789)           (39,326)
         --------           --------
          (15,504)           (28,105)
           82,433            110,538
         --------           --------
         $ 66,929           $ 82,433
         ========           ========
         $     --           $    321
         ========           ========

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                            GLOBAL COMMUNICATIONS FUND          GLOBAL FINANCIAL SERVICES FUND
                                                        -----------------------------------   -----------------------------------
                                                          FOR THE YEAR       FOR THE YEAR       FOR THE YEAR       FOR THE YEAR
                                                             ENDED              ENDED              ENDED              ENDED
                                                        OCTOBER 31, 2006   OCTOBER 31, 2005   OCTOBER 31, 2006   OCTOBER 31, 2005
                                                        ----------------   ----------------   ----------------   ----------------
OPERATIONS:
  Net investment income (loss)........................      $   469            $   262            $   224            $   143
  Net realized gain (loss) on investments, futures,
    options and swap contracts and foreign currency
    transactions......................................        3,642              1,458              2,138                960
  Net unrealized appreciation (depreciation) of
    investments, futures, options and swap contracts
    and foreign currency transactions.................       (1,714)             2,275              2,247              1,176
                                                            -------            -------            -------            -------
  Net increase (decrease) in net assets resulting from
    operations........................................        2,397              3,995              4,609              2,279
                                                            -------            -------            -------            -------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A...........................................         (265)               (95)              (136)              (158)
    Class B...........................................          (29)                (5)               (13)               (17)
    Class C...........................................          (27)                (4)                (8)               (13)
    Class E...........................................           --                 --                 --                 --
    Class H...........................................           --                 --                 --                 --
    Class I...........................................           --                 --                 --                 --
    Class L...........................................           --                 --                 --                 --
    Class M...........................................           --                 --                 --                 --
    Class N...........................................           --                 --                 --                 --
    Class Y...........................................          (12)                (2)               (10)               (10)
    Class Z...........................................           --                 --                 --                 --
  From net realized gain on investments
    Class A...........................................           --                 --                 --                 --
    Class B...........................................           --                 --                 --                 --
    Class C...........................................           --                 --                 --                 --
    Class E...........................................           --                 --                 --                 --
    Class H...........................................           --                 --                 --                 --
    Class I...........................................           --                 --                 --                 --
    Class L...........................................           --                 --                 --                 --
    Class M...........................................           --                 --                 --                 --
    Class N...........................................           --                 --                 --                 --
    Class Y...........................................           --                 --                 --                 --
    Class Z...........................................           --                 --                 --                 --
                                                            -------            -------            -------            -------
    Total distributions...............................         (333)              (106)              (167)              (198)
                                                            -------            -------            -------            -------
CAPITAL SHARE TRANSACTIONS:
    Class A...........................................           53              4,186              4,383               (369)
    Class B...........................................          907                844                 27               (223)
    Class C...........................................        2,063              1,012                711                 48
    Class E...........................................           --                 --                 --                 --
    Class H...........................................           --                 --                 --                 --
    Class I...........................................           --                 --                 --                 --
    Class L...........................................           --                 --                 --                 --
    Class M...........................................           --                 --                 --                 --
    Class N...........................................           --                 --                 --                 --
    Class Y...........................................          237                386                 11                 56
    Class Z...........................................           --                 --                 --                 --
                                                            -------            -------            -------            -------
  Net increase (decrease) from capital share
    transactions......................................        3,260              6,428              5,132               (488)
                                                            -------            -------            -------            -------
  Net increase (decrease) in net assets...............        5,324             10,317              9,574              1,593
NET ASSETS:
  Beginning of period.................................       22,204             11,887             20,647             19,054
                                                            -------            -------            -------            -------
  End of period.......................................      $27,528            $22,204            $30,221            $20,647
                                                            =======            =======            =======            =======
Accumulated undistributed (distribution in excess of)
  net investment income...............................      $   368            $   253            $   180            $   122
                                                            =======            =======            =======            =======

 *  Relates to investments in affiliated investment companies.
**  Commencement of operations.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

            GLOBAL HEALTH FUND                    GLOBAL LEADERS FUND                 GLOBAL TECHNOLOGY FUND
    -----------------------------------   -----------------------------------   -----------------------------------
      FOR THE YEAR       FOR THE YEAR       FOR THE YEAR       FOR THE YEAR       FOR THE YEAR       FOR THE YEAR
         ENDED              ENDED              ENDED              ENDED              ENDED              ENDED
    OCTOBER 31, 2006   OCTOBER 31, 2005   OCTOBER 31, 2006   OCTOBER 31, 2005   OCTOBER 31, 2006   OCTOBER 31, 2005
    ----------------   ----------------   ----------------   ----------------   ----------------   ----------------
        $ (3,491)          $ (2,905)          $ (2,107)          $  1,880           $  (632)           $   (169)
          32,118             34,223             36,269             68,810             4,920               5,112
          56,374             29,513             71,332            (58,342)            2,424               1,258
        --------           --------           --------           --------           -------            --------
          85,001             60,831            105,494             12,348             6,712               6,201
        --------           --------           --------           --------           -------            --------
              --                 --               (390)                --                --                  --
              --                 --                 --                 --                --                  --
              --                 --                 --                 --                --                  --
              --                 --                 --                 --                --                  --
              --                 --                 --                 --                --                  --
              --                 --                 --                 --                --                  --
              --                 --                 --                 --                --                  --
              --                 --                 --                 --                --                  --
              --                 --                 --                 --                --                  --
              --                 --               (529)                --                --                  --
              --                 --                 --                 --                --                  --
         (12,743)            (8,795)            (4,725)                --                --                  --
          (4,508)            (3,502)              (945)                --                --                  --
          (4,593)            (3,266)              (851)                --                --                  --
              --                 --                 --                 --                --                  --
              --                 --                 --                 --                --                  --
              --                 --                 --                 --                --                  --
              --                 --                 --                 --                --                  --
              --                 --                 --                 --                --                  --
              --                 --                 --                 --                --                  --
          (9,979)               (64)              (936)                --                --                  --
              --                 --                 --                 --                --                  --
        --------           --------           --------           --------           -------            --------
         (31,823)           (15,627)            (8,376)                --                --                  --
        --------           --------           --------           --------           -------            --------
         135,221             21,305            (62,248)           (55,206)            2,124              (7,218)
           3,929               (808)           (14,964)           (12,061)           (1,251)             (1,925)
          19,185              5,459            (15,195)           (16,831)             (509)             (4,483)
              --                 --                 --                 --                --                  --
              --                 --                 --                 --                --                  --
             784                 --                 --                 --                --                  --
              --                 --                 --                 --                --                  --
              --                 --                 --                 --                --                  --
              --                 --                 --                 --                --                  --
           6,834            152,727             69,172             23,402                56                (369)
              --                 --                 --                 --                --                  --
        --------           --------           --------           --------           -------            --------
         165,953            178,683            (23,235)           (60,696)              420             (13,995)
        --------           --------           --------           --------           -------            --------
         219,131            223,887             73,883            (48,348)            7,132              (7,794)
         523,283            299,396            654,153            702,501            51,679              59,473
        --------           --------           --------           --------           -------            --------
        $742,414           $523,283           $728,036           $654,153           $58,811            $ 51,679
        ========           ========           ========           ========           =======            ========
        $     --           $     --           $ (1,589)          $    918           $    --            $     --
        ========           ========           ========           ========           =======            ========

           GROWTH ALLOCATION FUND*
     -----------------------------------
       FOR THE YEAR       FOR THE YEAR
          ENDED              ENDED
     OCTOBER 31, 2006   OCTOBER 31, 2005
     ----------------   ----------------
         $  1,067           $    304
           16,739                320
           42,499             14,053
         --------           --------
           60,305             14,677
         --------           --------
           (2,497)              (223)
             (354)               (34)
             (533)               (49)
               --                 --
               --                 --
               --                 --
               --                 --
               --                 --
               --                 --
               --                 --
               --                 --
             (180)                --
              (58)                --
              (89)                --
               --                 --
               --                 --
               --                 --
               --                 --
               --                 --
               --                 --
               --                 --
               --                 --
         --------           --------
           (3,711)              (306)
         --------           --------
          132,987            153,777
           32,436             49,107
           65,914             75,477
               --                 --
               --                 --
               10                 --
               --                 --
               --                 --
               --                 --
               --                 --
               --                 --
         --------           --------
          231,347            278,361
         --------           --------
          287,941            292,732
          371,409             78,677
         --------           --------
         $659,350           $371,409
         ========           ========
         $     --           $     --
         ========           ========

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                    GROWTH FUND                    GROWTH OPPORTUNITIES FUND
                                                        -----------------------------------   -----------------------------------
                                                          FOR THE YEAR       FOR THE YEAR       FOR THE YEAR       FOR THE YEAR
                                                             ENDED              ENDED              ENDED              ENDED
                                                        OCTOBER 31, 2006   OCTOBER 31, 2005   OCTOBER 31, 2006   OCTOBER 31, 2005
                                                        ----------------   ----------------   ----------------   ----------------
OPERATIONS:
  Net investment income (loss)........................     $   (4,664)        $   (2,884)        $   (3,351)         $ (2,756)
  Net realized gain (loss) on investments, futures,
    options and swap contracts and foreign currency
    transactions......................................         91,434             65,368             91,760           144,342
  Net unrealized appreciation (depreciation) of
    investments, futures, options and swap contracts
    and foreign currency transactions.................        (13,106)             5,174             40,740            (5,473)
                                                           ----------         ----------         ----------          --------
  Net increase (decrease) in net assets resulting from
    operations........................................         73,664             67,658            129,149           136,113
                                                           ----------         ----------         ----------          --------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A...........................................             --                 --                 --                --
    Class B...........................................             --                 --                 --                --
    Class C...........................................             --                 --                 --                --
    Class E...........................................             --                 --                 --                --
    Class H...........................................             --                 --                 --                --
    Class I...........................................             --                 --                 --                --
    Class L...........................................             --                 --                 --                --
    Class M...........................................             --                 --                 --                --
    Class N...........................................             --                 --                 --                --
    Class Y...........................................             --                 --                 --                --
    Class Z...........................................             --                 --                 --                --
  From net realized gain on investments
    Class A...........................................             --                 --            (16,437)               --
    Class B...........................................             --                 --             (1,683)               --
    Class C...........................................             --                 --             (1,629)               --
    Class E...........................................             --                 --                 --                --
    Class H...........................................             --                 --             (3,075)               --
    Class I...........................................             --                 --                 --                --
    Class L...........................................             --                 --            (40,032)               --
    Class M...........................................             --                 --             (1,828)               --
    Class N...........................................             --                 --               (437)               --
    Class Y...........................................             --                 --             (2,034)               --
    Class Z...........................................             --                 --             (2,353)               --
                                                           ----------         ----------         ----------          --------
    Total distributions...............................             --                 --            (69,508)               --
                                                           ----------         ----------         ----------          --------
CAPITAL SHARE TRANSACTIONS:
    Class A...........................................         30,454            216,074            180,515           148,576
    Class B...........................................         (4,655)            11,547             12,706             5,987
    Class C...........................................         (1,589)            31,324             27,322             4,571
    Class E...........................................             --                 --                 --                --
    Class H...........................................         (5,667)            (5,076)            (5,285)           (8,150)
    Class I...........................................          1,972                 --                 73                --
    Class L...........................................        (40,151)           (36,168)           (18,780)          (54,451)
    Class M...........................................         (4,227)            (3,691)            (2,071)           (3,811)
    Class N...........................................           (799)              (259)              (208)             (520)
    Class Y...........................................         74,184             38,875             42,388            21,478
    Class Z...........................................             --                 --               (548)           (4,905)
                                                           ----------         ----------         ----------          --------
  Net increase (decrease) from capital share
    transactions......................................         49,522            252,626            236,112           108,775
                                                           ----------         ----------         ----------          --------
  Net increase (decrease) in net assets...............        123,186            320,284            295,753           244,888
NET ASSETS:
  Beginning of period.................................      1,155,874            835,590            945,612           700,724
                                                           ----------         ----------         ----------          --------
  End of period.......................................     $1,279,060         $1,155,874         $1,241,365          $945,612
                                                           ==========         ==========         ==========          ========
  Accumulated undistributed (distribution in excess
    of) net investment income.........................     $       --         $       --         $       --          $     --
                                                           ==========         ==========         ==========          ========

 *  Relates to investments in affiliated investment companies.
**  Commencement of operations.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

              HIGH YIELD FUND                   INCOME ALLOCATION FUND*                     INCOME FUND
    -----------------------------------   -----------------------------------   -----------------------------------
      FOR THE YEAR       FOR THE YEAR       FOR THE YEAR       FOR THE YEAR       FOR THE YEAR       FOR THE YEAR
         ENDED              ENDED              ENDED              ENDED              ENDED              ENDED
    OCTOBER 31, 2006   OCTOBER 31, 2005   OCTOBER 31, 2006   OCTOBER 31, 2005   OCTOBER 31, 2006   OCTOBER 31, 2005
    ----------------   ----------------   ----------------   ----------------   ----------------   ----------------
        $ 19,942           $ 20,563           $ 1,414            $   880            $  3,863           $ 2,301
          (3,784)             8,198              (362)                (2)               (253)             (326)
          10,649            (25,299)              486               (758)              1,269            (1,740)
        --------           --------           -------            -------            --------           -------
          26,807              3,462             1,538                120               4,879               235
        --------           --------           -------            -------            --------           -------
         (13,101)           (13,732)             (961)              (575)             (1,656)           (1,399)
          (2,531)            (3,018)             (181)              (107)               (280)             (234)
          (2,704)            (3,402)             (308)              (191)               (253)             (227)
              --                 --                --                 --                  --                --
              --                 --                --                 --                  --                --
              --                 --                --                 --                  --                --
              --                 --                --                 --                  --                --
              --                 --                --                 --                  --                --
              --                 --                --                 --                  --                --
          (1,794)            (1,366)               --                 --              (1,607)             (494)
              --                 --                --                 --                  --                --
              --                 --               (29)                (1)                 --              (116)
              --                 --                (7)                --                  --               (22)
              --                 --               (12)                --                  --               (22)
              --                 --                --                 --                  --                --
              --                 --                --                 --                  --                --
              --                 --                --                 --                  --                --
              --                 --                --                 --                  --                --
              --                 --                --                 --                  --                --
              --                 --                --                 --                  --                --
              --                 --                --                 --                  --                --
              --                 --                --                 --                  --                --
        --------           --------           -------            -------            --------           -------
         (20,130)           (21,518)           (1,498)              (874)             (3,796)           (2,514)
        --------           --------           -------            -------            --------           -------
          (2,369)           (47,780)            5,906              9,355               7,955               674
         (10,799)           (14,067)              730              3,192               1,180               694
         (11,907)           (17,642)              331              3,032               2,883              (167)
              --                 --                --                 --                  --                --
              --                 --                --                 --                  --                --
              --                 --                10                 --                  --                --
              --                 --                --                 --                  --                --
              --                 --                --                 --                  --                --
              --                 --                --                 --                  --                --
          (2,158)            10,715                --                 --              43,594            16,873
              --                 --                --                 --                  --                --
        --------           --------           -------            -------            --------           -------
         (27,233)           (68,774)            6,977             15,579              55,612            18,074
        --------           --------           -------            -------            --------           -------
         (20,556)           (86,830)            7,017             14,825              56,695            15,795
         312,589            399,419            31,934             17,109              56,488            40,693
        --------           --------           -------            -------            --------           -------
        $292,033           $312,589           $38,951            $31,934            $113,183           $56,488
        ========           ========           =======            =======            ========           =======
        $     42           $    291           $     5            $     8            $     54           $    18
        ========           ========           =======            =======            ========           =======

           INFLATION PLUS FUND
   -----------------------------------
     FOR THE YEAR       FOR THE YEAR
        ENDED              ENDED
   OCTOBER 31, 2006   OCTOBER 31, 2005
   ----------------   ----------------
<
      $   37,125         $   31,636
         (16,029)             4,137
          (6,365)           (23,029)
      ----------         ----------
          14,731             12,744
      ----------         ----------
         (14,188)           (14,269)
          (3,582)            (3,620)
         (10,486)           (11,262)
              --                 --
              --                 --
              --                 --
              --                 --
              --                 --
              --                 --
          (5,352)            (2,800)
              --                 --
          (1,331)            (2,567)
            (382)              (878)
          (1,204)            (2,606)
              --                 --
              --                 --
              --                 --
              --                 --
              --                 --
              --                 --
            (312)              (205)
              --                 --
      ----------         ----------
         (36,837)           (38,207)
      ----------         ----------
        (123,445)           111,228
         (24,243)            14,456
        (118,279)            63,634
              --                 --
              --                 --
              18                 --
              --                 --
              --                 --
              --                 --
          46,885             74,962
              --                 --
      ----------         ----------
        (219,064)           264,280
      ----------         ----------
        (241,170)           238,817
       1,003,777            764,960
      ----------         ----------
      $  762,607         $1,003,777
      ==========         ==========
      $    4,125         $      852
      ==========         ==========

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                    INTERNATIONAL CAPITAL APPRECIATION FUND    INTERNATIONAL OPPORTUNITIES FUND
                                                    ---------------------------------------   -----------------------------------
                                                       FOR THE YEAR         FOR THE YEAR        FOR THE YEAR       FOR THE YEAR
                                                          ENDED                ENDED               ENDED              ENDED
                                                     OCTOBER 31, 2006     OCTOBER 31, 2005    OCTOBER 31, 2006   OCTOBER 31, 2005
                                                    ------------------   ------------------   ----------------   ----------------
OPERATIONS:
  Net investment income (loss).....................      $     91             $  1,163            $  1,771           $    304
  Net realized gain (loss) on investments, futures,
    options and swap contracts and foreign currency
    transactions...................................        29,594                2,468              22,793             22,733
  Net unrealized appreciation (depreciation) of
    investments, futures, options and swap
    contracts and foreign currency transactions....        35,016                2,447              17,051             (1,334)
                                                         --------             --------            --------           --------
  Net increase (decrease) in net assets resulting
    from operations................................        64,701                6,078              41,615             21,703
                                                         --------             --------            --------           --------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A........................................          (526)                  --                (378)                --
    Class B........................................            --                   --                  --                 --
    Class C........................................            --                   --                  --                 --
    Class E........................................            --                   --                  --                 --
    Class H........................................            --                   --                  --                 --
    Class I........................................            --                   --                  --                 --
    Class L........................................            --                   --                  --                 --
    Class M........................................            --                   --                  --                 --
    Class N........................................            --                   --                  --                 --
    Class Y........................................          (654)                  --                (131)                --
    Class Z........................................            --                   --                  --                 --
  From net realized gain on investments
    Class A........................................        (1,438)                  --                  --                 --
    Class B........................................          (261)                  --                  --                 --
    Class C........................................          (346)                  --                  --                 --
    Class E........................................            --                   --                  --                 --
    Class H........................................            --                   --                  --                 --
    Class I........................................            --                   --                  --                 --
    Class L........................................            --                   --                  --                 --
    Class M........................................            --                   --                  --                 --
    Class N........................................            --                   --                  --                 --
    Class Y........................................          (836)                  --                  --                 --
    Class Z........................................            --                   --                  --                 --
                                                         --------             --------            --------           --------
    Total distributions............................        (4,061)                  --                (509)                --
                                                         --------             --------            --------           --------
CAPITAL SHARE TRANSACTIONS:
    Class A........................................        49,389               78,629              30,451                178
    Class B........................................         5,639               12,942                (187)            (2,994)
    Class C........................................         6,985               16,059                 149             (1,269)
    Class E........................................            --                   --                  --                 --
    Class H........................................            --                   --                  --                 --
    Class I........................................            10                   --                  --                 --
    Class L........................................            --                   --                  --                 --
    Class M........................................            --                   --                  --                 --
    Class N........................................            --                   --                  --                 --
    Class Y........................................       (19,973)              43,463              32,628                537
    Class Z........................................            --                   --                  --                 --
                                                         --------             --------            --------           --------
  Net increase (decrease) from capital share
    transactions...................................        42,050              151,093              63,041             (3,548)
                                                         --------             --------            --------           --------
  Net increase (decrease) in net assets............       102,690              157,171             104,147             18,155
NET ASSETS:
  Beginning of period..............................       257,871              100,700             148,841            130,686
                                                         --------             --------            --------           --------
  End of period....................................      $360,561             $257,871            $252,988           $148,841
                                                         ========             ========            ========           ========
Accumulated undistributed (distribution in excess
  of) net investment income........................      $   (154)            $    961            $  1,721           $    482
                                                         ========             ========            ========           ========

*  Relates to investments in affiliated investment companies.
** Commencement of operations.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

     INTERNATIONAL SMALL COMPANY FUND                 MIDCAP FUND               MIDCAP GROWTH FUND
    -----------------------------------   -----------------------------------   ------------------
                                                                                  FOR THE PERIOD
      FOR THE YEAR       FOR THE YEAR       FOR THE YEAR       FOR THE YEAR          JULY 31,
         ENDED              ENDED              ENDED              ENDED           2006** THROUGH
    OCTOBER 31, 2006   OCTOBER 31, 2005   OCTOBER 31, 2006   OCTOBER 31, 2005    OCTOBER 31, 2006
    ----------------   ----------------   ----------------   ----------------    ----------------
        $  1,066           $    879          $  (10,396)        $  (11,958)          $    (9)
          26,962             12,016             493,070            489,086                81
          11,245              4,039             (86,305)           (18,554)              573
        --------           --------          ----------         ----------           -------
          39,273             16,934             396,369            458,574               645
        --------           --------          ----------         ----------           -------
            (704)                --                  --                 --                --
             (83)                --                  --                 --                --
            (145)                --                  --                 --                --
              --                 --                  --                 --                --
              --                 --                  --                 --                --
              --                 --                  --                 --                --
              --                 --                  --                 --                --
              --                 --                  --                 --                --
              --                 --                  --                 --                --
          (1,565)              (134)                 --                 --                --
              --                 --                  --                 --                --
          (3,791)            (2,648)           (281,386)           (32,520)               --
            (679)              (419)            (82,610)            (9,709)               --
          (1,407)            (1,146)            (88,590)           (10,682)               --
              --                 --                  --                 --                --
              --                 --                  --                 --                --
              --                 --                  --                 --                --
              --                 --                  --                 --                --
              --                 --                  --                 --                --
              --                 --                  --                 --                --
          (7,015)            (4,641)            (22,904)            (2,142)               --
              --                 --                  --                 --                --
        --------           --------          ----------         ----------           -------
         (15,389)            (8,988)           (475,490)           (55,053)               --
        --------           --------          ----------         ----------           -------
          27,750              8,749             196,666           (113,409)            9,727
           4,607              2,062               5,553            (40,629)              281
           3,908              1,851              20,240            (57,163)              341
              --                 --                  --                 --                --
              --                 --                  --                 --                --
              --                 --                  --                 --                --
              --                 --                  --                 --                --
              --                 --                  --                 --                --
              --                 --                  --                 --                --
           7,563             18,650              46,422             15,529               100
              --                 --                  --                 --                --
        --------           --------          ----------         ----------           -------
          43,828             31,312             268,881           (195,672)           10,449
        --------           --------          ----------         ----------           -------
          67,712             39,258             189,760            207,849            11,094
         119,439             80,181           2,780,277          2,572,428                --
        --------           --------          ----------         ----------           -------
        $187,151           $119,439          $2,970,037         $2,780,277           $11,094
        ========           ========          ==========         ==========           =======
        $  2,242           $   (157)         $       --         $       --           $     1
        ========           ========          ==========         ==========           =======

              MIDCAP VALUE FUND
     -----------------------------------

       FOR THE YEAR       FOR THE YEAR
          ENDED              ENDED
     OCTOBER 31, 2006   OCTOBER 31, 2005
     ----------------   ----------------
         $   (539)          $ (2,245)
           59,464             46,554
           29,759              1,475
         --------           --------
           88,684             45,784
         --------           --------
               --                 --
               --                 --
               --                 --
               --                 --
               --                 --
               --                 --
               --                 --
               --                 --
               --                 --
               --                 --
               --                 --
          (27,814)           (21,012)
           (6,087)            (4,659)
           (6,258)            (5,152)
               --                 --
               --                 --
               --                 --
               --                 --
               --                 --
               --                 --
           (3,881)              (221)
               --                 --
         --------           --------
          (44,040)           (31,044)
         --------           --------
           (5,373)            (9,469)
           (2,251)            (2,748)
           (3,498)            (7,585)
               --                 --
               --                 --
               --                 --
               --                 --
               --                 --
               --                 --
          (12,709)            35,896
               --                 --
         --------           --------
          (23,831)            16,094
         --------           --------
           20,813             30,834
          441,171            410,337
         --------           --------
         $461,984           $441,171
         ========           ========
         $     --           $     --
         ========           ========

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MONEY MARKET FUND                  RETIREMENT INCOME FUND*
                                                        -----------------------------------   -----------------------------------
                                                                                                                  FOR THE PERIOD
                                                          FOR THE YEAR       FOR THE YEAR       FOR THE YEAR      SEPTEMBER 30,
                                                             ENDED              ENDED              ENDED          2005** THROUGH
                                                        OCTOBER 31, 2006   OCTOBER 31, 2005   OCTOBER 31, 2006   OCTOBER 31, 2005
                                                        ----------------   ----------------   ----------------   ----------------
OPERATIONS:
  Net investment income (loss).........................     $  9,518           $  4,587             $ 12               $--
  Net realized gain (loss) on investments, futures,
    options and swap contracts and foreign currency
    transactions.......................................           --                 --               --                (1)
  Net unrealized appreciation (depreciation) of
    investments, futures, options and swap contracts
    and foreign currency transactions..................           --                 --               15                --
                                                            --------           --------             ----               ---
  Net increase (decrease) in net assets resulting from
    operations.........................................        9,518              4,587               27                (1)
                                                            --------           --------             ----               ---
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A............................................       (7,394)            (3,610)             (11)               --
    Class B............................................         (898)              (414)              (2)               --
    Class C............................................         (546)              (239)              (2)               --
    Class E............................................           --                 --               --                --
    Class H............................................           --                 --               --                --
    Class I............................................           --                 --               --                --
    Class L............................................           --                 --               --                --
    Class M............................................           --                 --               --                --
    Class N............................................           --                 --               --                --
    Class Y............................................         (680)              (324)              (3)               --
    Class Z............................................           --                 --               --                --
  From net realized gain on investments
    Class A............................................           --                 --               --                --
    Class B............................................           --                 --               --                --
    Class C............................................           --                 --               --                --
    Class E............................................           --                 --               --                --
    Class H............................................           --                 --               --                --
    Class I............................................           --                 --               --                --
    Class L............................................           --                 --               --                --
    Class M............................................           --                 --               --                --
    Class N............................................           --                 --               --                --
    Class Y............................................           --                 --               --                --
    Class Z............................................           --                 --               --                --
                                                            --------           --------             ----               ---
    Total distributions................................       (9,518)            (4,587)             (18)               --
                                                            --------           --------             ----               ---
CAPITAL SHARE TRANSACTIONS:
    Class A............................................       25,284            (23,134)             370                48
    Class B............................................       (2,721)           (15,120)             161                10
    Class C............................................       (1,793)            (7,836)             148                10
    Class E............................................           --                 --               --                --
    Class H............................................           --                 --               --                --
    Class I............................................           --                 --               --                --
    Class L............................................           --                 --               --                --
    Class M............................................           --                 --               --                --
    Class N............................................           --                 --               --                --
    Class Y............................................       (2,486)             6,416              103                10
    Class Z............................................           --                 --               --                --
                                                            --------           --------             ----               ---
  Net increase (decrease) from capital share
    transactions.......................................       18,284            (39,674)             782                78
                                                            --------           --------             ----               ---
  Net increase (decrease) in net assets................       18,284            (39,674)             791                77
NET ASSETS:
  Beginning of period..................................      247,928            287,602               77                --
                                                            --------           --------             ----               ---
  End of period........................................     $266,212           $247,928             $868               $77
                                                            ========           ========             ====               ===
Accumulated undistributed (distribution in excess of)
  net investment income................................     $     --           $     --             $ --               $--
                                                            ========           ========             ====               ===

* Relates to investments in affiliated investment companies.
** Commencement of operations.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

         SELECT MIDCAP GROWTH FUND             SELECT MIDCAP VALUE FUND             SELECT SMALLCAP GROWTH FUND
    -----------------------------------   -----------------------------------   -----------------------------------
                        FOR THE PERIOD                        FOR THE PERIOD                        FOR THE PERIOD
      FOR THE YEAR        JANUARY 1,        FOR THE YEAR     APRIL 29, 2005**     FOR THE YEAR      SEPTEMBER 30,
         ENDED          2005** THROUGH         ENDED             THROUGH             ENDED          2005** THROUGH
    OCTOBER 31, 2006   OCTOBER 31, 2005   OCTOBER 31, 2006   OCTOBER 31, 2005   OCTOBER 31, 2006   OCTOBER 31, 2005
    ----------------   ----------------   ----------------   ----------------   ----------------   ----------------
        $  (368)           $  (125)           $   (86)           $   (18)           $   (86)            $   (3)
          2,239                195              2,875                609               (244)               (18)
          1,006                336              5,546                533              1,203               (232)
             --                 --                 --                 --                 --                 --
        -------            -------            -------            -------            -------             ------
          2,877                406              8,335              1,124                873               (253)
        -------            -------            -------            -------            -------             ------
             --                 --                (19)                --                 --                 --
             --                 --                 --                 --                 --                 --
             --                 --                 --                 --                 --                 --
             --                 --                 --                 --                 --                 --
             --                 --                 --                 --                 --                 --
             --                 --                 --                 --                 --                 --
             --                 --                 --                 --                 --                 --
             --                 --                 --                 --                 --                 --
             --                 --                 --                 --                 --                 --
             --                 --                 (3)                --                 --                 --
             --                 --                 --                 --                 --                 --
           (149)                --               (504)                --                 --                 --
            (24)                --                (40)                --                 --                 --
            (17)                --                (71)                --                 --                 --
             --                 --                 --                 --                 --                 --
             --                 --                 --                 --                 --                 --
             --                 --                 --                 --                 --                 --
             --                 --                 --                 --                 --                 --
             --                 --                 --                 --                 --                 --
             --                 --                 --                 --                 --                 --
             (2)                --                (12)                --                 --                 --
             --                 --                 --                 --                 --                 --
        -------            -------            -------            -------            -------             ------
           (192)                --               (649)                --                 --                 --
        -------            -------            -------            -------            -------             ------
          6,756             14,672             20,427             21,379              1,577              5,445
          1,129              2,308              2,016              1,688                317                207
          1,975              1,708              3,828              2,872                455                213
             --                 --                 --                 --                 --                 --
             --                 --                 --                 --                 --                 --
             --                 --                 --                 --                 --                 --
             --                 --                 --                 --                 --                 --
             --                 --                 --                 --                 --                 --
             --                 --                 --                 --                 --                 --
         28,151                206             17,996                500              4,201                200
             --                 --                 --                 --                 --                 --
        -------            -------            -------            -------            -------             ------
         38,011             18,894             44,267             26,439              6,550              6,065
        -------            -------            -------            -------            -------             ------
         40,696             19,300             51,953             27,563              7,423              5,812
         19,300                 --             27,563                 --              5,812                 --
        -------            -------            -------            -------            -------             ------
        $59,996            $19,300            $79,516            $27,563            $13,235             $5,812
        =======            =======            =======            =======            =======             ======
        $    --            $    --            $    --            $     1            $    --             $   --
        =======            =======            =======            =======            =======             ======

     SELECT SMALLCAP VALUE FUND
     --------------------------
           FOR THE PERIOD
          JULY 31, 2006**
              THROUGH
          OCTOBER 31, 2006
          ----------------
              $    30
                  126
                1,316
                   --
              -------
                1,472
              -------
                   --
                   --
                   --
                   --
                   --
                   --
                   --
                   --
                   --
                   --
                   --
                   --
                   --
                   --
                   --
                   --
                   --
                   --
                   --
                   --
                   --
                   --
              -------
                   --
              -------
               14,491
                  283
                  256
                   --
                   --
                   --
                   --
                   --
                   --
                1,496
                   --
              -------
               16,526
              -------
               17,998
                   --
              -------
              $17,998
              =======
              $    42
              =======

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                SHORT DURATION FUND                   SMALL COMPANY FUND
                                                        -----------------------------------   -----------------------------------
                                                          FOR THE YEAR       FOR THE YEAR       FOR THE YEAR       FOR THE YEAR
                                                             ENDED              ENDED              ENDED              ENDED
                                                        OCTOBER 31, 2006   OCTOBER 31, 2005   OCTOBER 31, 2006   OCTOBER 31, 2005
                                                        ----------------   ----------------   ----------------   ----------------
OPERATIONS:
  Net investment income (loss).........................     $  4,782           $  4,306           $ (3,588)          $ (3,254)
  Net realized gain (loss) on investments, futures,
    options and swap contracts and foreign currency
    transactions.......................................         (707)              (984)            70,345             41,153
  Net unrealized appreciation (depreciation) of
    investments, futures, options and swap contracts
    and foreign currency transactions..................        1,324             (2,113)           (14,828)            21,065
                                                            --------           --------           --------           --------
  Net increase (decrease) in net assets resulting from
    operations.........................................        5,399              1,209             51,929             58,964
                                                            --------           --------           --------           --------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A............................................         (933)            (1,118)                --                 --
    Class B............................................         (211)              (246)                --                 --
    Class C............................................         (480)              (710)                --                 --
    Class E............................................           --                 --                 --                 --
    Class H............................................           --                 --                 --                 --
    Class I............................................           --                 --                 --                 --
    Class L............................................           --                 --                 --                 --
    Class M............................................           --                 --                 --                 --
    Class N............................................           --                 --                 --                 --
    Class Y............................................       (3,180)            (2,243)                --                 --
    Class Z............................................           --                 --                 --                 --
  From net realized gain on investments
    Class A............................................           --                 --                 --                 --
    Class B............................................           --                 --                 --                 --
    Class C............................................           --                 --                 --                 --
    Class E............................................           --                 --                 --                 --
    Class H............................................           --                 --                 --                 --
    Class I............................................           --                 --                 --                 --
    Class L............................................           --                 --                 --                 --
    Class M............................................           --                 --                 --                 --
    Class N............................................           --                 --                 --                 --
    Class Y............................................           --                 --                 --                 --
    Class Z............................................           --                 --                 --                 --
                                                            --------           --------           --------           --------
    Total distributions................................       (4,804)            (4,317)                --                 --
                                                            --------           --------           --------           --------
CAPITAL SHARE TRANSACTIONS:
    Class A............................................       (2,604)            (9,129)             7,658            (28,458)
    Class B............................................       (2,089)            (3,212)           (13,527)           (13,082)
    Class C............................................       (8,655)           (11,289)            (4,001)           (13,738)
    Class E............................................           --                 --                 --                 --
    Class H............................................           --                 --                 --                 --
    Class I............................................           --                 --                 69                 --
    Class L............................................           --                 --                 --                 --
    Class M............................................           --                 --                 --                 --
    Class N............................................           --                 --                 --                 --
    Class Y............................................       19,381             52,383             57,068             20,619
    Class Z............................................           --                 --                 --                 --
                                                            --------           --------           --------           --------
  Net increase (decrease) from capital share
    transactions.......................................        6,033             28,753             47,267            (34,659)
                                                            --------           --------           --------           --------
  Net increase (decrease) in net assets................        6,628             25,645             99,196             24,305
NET ASSETS:
  Beginning of period..................................      143,438            117,793            304,079            279,774
                                                            --------           --------           --------           --------
  End of period........................................     $150,066           $143,438           $403,275           $304,079
                                                            ========           ========           ========           ========
Accumulated undistributed (distribution in excess of)
  net investment income................................     $      1           $      6           $     --           $     --
                                                            ========           ========           ========           ========

 *  Relates to investments in affiliated investment companies.
**  Commencement of operations.
+ Included in these amounts was a return of capital in the amounts of $2 and $1 for Classes A and B, respectively.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

           SMALLCAP GROWTH FUND                       STOCK FUND                   TARGET RETIREMENT 2010 FUND*
    -----------------------------------   -----------------------------------   -----------------------------------
                                                                                                    FOR THE PERIOD
      FOR THE YEAR       FOR THE YEAR       FOR THE YEAR       FOR THE YEAR       FOR THE YEAR      SEPTEMBER 30,
         ENDED              ENDED              ENDED              ENDED              ENDED          2005** THROUGH
    OCTOBER 31, 2006   OCTOBER 31, 2005   OCTOBER 31, 2006   OCTOBER 31, 2005   OCTOBER 31, 2006   OCTOBER 31, 2005
    ----------------   ----------------   ----------------   ----------------   ----------------   ----------------
        $ (1,069)          $ (1,819)         $    3,896         $    9,225           $   22              $--
          26,723             29,026             179,777             75,380               --               --
          10,054              7,825             (15,893)            63,526               46               (1)
        --------           --------          ----------         ----------           ------              ---
          35,708             35,032             167,780            148,131               68               (1)
        --------           --------          ----------         ----------           ------              ---
              --                 --              (1,525)            (5,607)             (17)+             --
              --                 --                  --                 --               (3)+             --
              --                 --                  --                 --               (2)              --
              --                 --                  --                 --               --               --
              --                 --                  --                 --               --               --
              --                 --                  --                 --               --               --
              --                 --                  --                 --               --               --
              --                 --                  --                 --               --               --
              --                 --                  --                 --               --               --
              --                 --                (772)            (1,017)              (2)              --
              --                 --                  --                 --               --               --
              --                 --                  --                 --               --               --
              --                 --                  --                 --               --               --
              --                 --                  --                 --               --               --
              --                 --                  --                 --               --               --
              --                 --                  --                 --               --               --
              --                 --                  --                 --               --               --
              --                 --                  --                 --               --               --
              --                 --                  --                 --               --               --
              --                 --                  --                 --               --               --
              --                 --                  --                 --               --               --
              --                 --                  --                 --               --               --
        --------           --------          ----------         ----------           ------              ---
              --                 --              (2,297)            (6,624)             (24)              --
        --------           --------          ----------         ----------           ------              ---
         151,875             16,899            (137,391)          (307,587)           1,572               12
           1,344              2,544             (87,193)           (94,047)             213               10
           6,952              4,182             (43,306)           (94,768)             462               10
              --                 --                  --                 --               --               --
          (3,041)            (4,402)                 --                 --               --               --
             235                 --                  --                 --               --               --
         (13,323)           (12,237)                 --                 --               --               --
          (2,473)            (2,919)                 --                 --               --               --
            (704)              (983)                 --                 --               --               --
          45,888             47,224               7,983             18,040              122               10
              --                 --                  --                 --               --               --
        --------           --------          ----------         ----------           ------              ---
         186,753             50,308            (259,907)          (478,362)           2,369               42
        --------           --------          ----------         ----------           ------              ---
         222,461             85,340             (94,424)          (336,855)           2,413               41
         310,023            224,683           1,296,102          1,632,957               41               --
        --------           --------          ----------         ----------           ------              ---
        $532,484           $310,023          $1,201,678         $1,296,102           $2,454              $41
        ========           ========          ==========         ==========           ======              ===
        $     --           $     --          $    4,107         $    2,294           $   --              $--
        ========           ========          ==========         ==========           ======              ===

        TARGET RETIREMENT 2020 FUND*
     -----------------------------------
                         FOR THE PERIOD
       FOR THE YEAR      SEPTEMBER 30,
          ENDED          2005** THROUGH
     OCTOBER 31, 2006   OCTOBER 31, 2005
     ----------------   ----------------
          $   10              $ --
              13                (1)
              82                 1
          ------              ----
             105                --
          ------              ----
             (15)               --
              (1)               --
              (1)               --
              --                --
              --                --
              --                --
              --                --
              --                --
              --                --
              --                --
              --                --
              --                --
              --                --
              --                --
              --                --
              --                --
              --                --
              --                --
              --                --
              --                --
              --                --
              --                --
          ------              ----
             (17)               --
          ------              ----
           1,919               144
             270                10
             313                10
              --                --
              --                --
              --                --
              --                --
              --                --
              --                --
              --                10
              --                --
          ------              ----
           2,502               174
          ------              ----
           2,590               174
             174                --
          ------              ----
          $2,764              $174
          ======              ====
          $   --              $ --
          ======              ====

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                           TARGET RETIREMENT 2030 FUND*            TAX-FREE CALIFORNIA FUND
                                                        -----------------------------------   -----------------------------------
                                                                            FOR THE PERIOD
                                                          FOR THE YEAR      SEPTEMBER 30,       FOR THE YEAR       FOR THE YEAR
                                                             ENDED          2005** THROUGH         ENDED              ENDED
                                                        OCTOBER 31, 2006   OCTOBER 31, 2005   OCTOBER 31, 2006   OCTOBER 31, 2005
                                                        ----------------   ----------------   ----------------   ----------------
OPERATIONS:
  Net investment income (loss)........................       $    2              $--              $   799            $   629
  Net realized gain (loss) on investments, futures,
    options and swap contracts and foreign currency
    transactions......................................            1               --                   (5)                60
  Net unrealized appreciation (depreciation) of
    investments, futures, options and swap contracts
    and foreign currency transactions.................           83               (1)                 573                (77)
                                                             ------              ---              -------            -------
  Net increase (decrease) in net assets resulting from
    operations........................................           86               (1)               1,367                612
                                                             ------              ---              -------            -------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A...........................................           (3)+             --                 (689)              (548)
    Class B...........................................           (2)+             --                  (43)               (33)
    Class C...........................................           (1)+             --                  (68)               (47)
    Class E...........................................           --               --                   --                 --
    Class H...........................................           --               --                   --                 --
    Class I...........................................           --               --                   --                 --
    Class L...........................................           --               --                   --                 --
    Class M...........................................           --               --                   --                 --
    Class N...........................................           --               --                   --                 --
    Class Y...........................................           (1)              --                   --                 --
    Class Z...........................................           --               --                   --                 --
  From net realized gain on investments
    Class A...........................................           --               --                  (10)                --
    Class B...........................................           --               --                   (1)                --
    Class C...........................................           --               --                   (1)                --
    Class E...........................................           --               --                   --                 --
    Class H...........................................           --               --                   --                 --
    Class I...........................................           --               --                   --                 --
    Class L...........................................           --               --                   --                 --
    Class M...........................................           --               --                   --                 --
    Class N...........................................           --               --                   --                 --
    Class Y...........................................           --               --                   --                 --
    Class Z...........................................           --               --                   --                 --
                                                             ------              ---              -------            -------
    Total distributions...............................           (7)              --                 (812)              (628)
                                                             ------              ---              -------            -------
CAPITAL SHARE TRANSACTIONS:
    Class A...........................................        1,784               10                8,736                763
    Class B...........................................          283               10                  232                293
    Class C...........................................           69               10                1,436                492
    Class E...........................................           --               --                   --                 --
    Class H...........................................           --               --                   --                 --
    Class I...........................................           --               --                   --                 --
    Class L...........................................           --               --                   --                 --
    Class M...........................................           --               --                   --                 --
    Class N...........................................           --               --                   --                 --
    Class Y...........................................           21               10                   --                 --
    Class Z...........................................           --               --                   --                 --
                                                             ------              ---              -------            -------
  Net increase (decrease) from capital share
    transactions......................................        2,157               40               10,404              1,548
                                                             ------              ---              -------            -------
  Net increase (decrease) in net assets...............        2,236               39               10,959              1,532
NET ASSETS:
  Beginning of period.................................           39               --               18,843             17,311
                                                             ------              ---              -------            -------
  End of period.......................................       $2,275              $39              $29,802            $18,843
                                                             ======              ===              =======            =======
Accumulated undistributed (distribution in excess of)
  net investment income...............................       $   --              $--              $     2            $     3
                                                             ======              ===              =======            =======

 *  Relates to investments in affiliated investment companies.
**  Commencement of operations.
+ Included in these amounts was a return of capital in the amounts of $2, $1 and $1 for Classes A, B and C, respectively.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

          TAX-FREE MINNESOTA FUND               TAX-FREE NATIONAL FUND                TAX-FREE NEW YORK FUND
    -----------------------------------   -----------------------------------   -----------------------------------
      FOR THE YEAR       FOR THE YEAR       FOR THE YEAR       FOR THE YEAR       FOR THE YEAR       FOR THE YEAR
         ENDED              ENDED              ENDED              ENDED              ENDED              ENDED
    OCTOBER 31, 2006   OCTOBER 31, 2005   OCTOBER 31, 2006   OCTOBER 31, 2005   OCTOBER 31, 2006   OCTOBER 31, 2005
    ----------------   ----------------   ----------------   ----------------   ----------------   ----------------
        $ 1,382            $ 1,341            $  4,510           $  3,645           $   553            $   486
            197                 57                 372                698                85                 32
            235               (802)              2,682             (1,637)              260               (160)
        -------            -------            --------           --------           -------            -------
          1,814                596               7,564              2,706               898                358
        -------            -------            --------           --------           -------            -------
           (247)              (188)             (2,337)            (1,544)             (421)              (378)
            (25)               (22)               (224)              (210)              (54)               (46)
            (13)               (11)               (354)              (258)              (80)               (61)
           (967)            (1,013)             (1,234)            (1,259)               --                 --
             (4)                (4)                 (8)               (14)               --                 --
             --                 --                  --                 --                --                 --
           (107)              (108)               (316)              (301)               --                 --
             (4)                (4)                (41)               (42)               --                 --
             (6)                (6)                (14)               (17)               --                 --
             --                 --                  --                 --                --                 --
             --                 --                  --                 --                --                 --
             (9)                --                (315)                --               (23)               (17)
             (1)                --                 (46)                --                (4)                (2)
             (1)                --                 (58)                --                (5)                (3)
            (41)                --                (210)                --                --                 --
             --                 --                  (2)                --                --                 --
             --                 --                  --                 --                --                 --
             (5)                --                 (54)                --                --                 --
             --                 --                  (9)                --                --                 --
             --                 --                  (4)                --                --                 --
             --                 --                  --                 --                --                 --
             --                 --                  --                 --                --                 --
        -------            -------            --------           --------           -------            -------
         (1,430)            (1,356)             (5,226)            (3,645)             (587)              (507)
        -------            -------            --------           --------           -------            -------
          1,226              1,369              24,443             11,403              (243)               763
            (19)               186                (267)               713               (22)               244
            (11)               105               4,163                224              (237)               733
         (2,213)            (1,020)             (2,570)              (848)               --                 --
             (1)                 3                (103)              (360)               --                 --
             --                 --                  --                 --                --                 --
           (273)               185                (492)               339                --                 --
             (8)               (75)                (60)               (91)               --                 --
             (4)               (13)               (127)               (48)               --                 --
             --                  9                   1                  9                --                 --
             --                 --                  --                 --                --                 --
        -------            -------            --------           --------           -------            -------
         (1,303)               749              24,988             11,341              (502)             1,740
        -------            -------            --------           --------           -------            -------
           (919)               (11)             27,326             10,402              (191)             1,591
         35,889             35,900             102,588             92,186            15,673             14,082
        -------            -------            --------           --------           -------            -------
        $34,970            $35,889            $129,914           $102,588           $15,482            $15,673
        =======            =======            ========           ========           =======            =======
        $    10            $     1            $      3           $     21           $     2            $     4
        =======            =======            ========           ========           =======            =======

           TOTAL RETURN BOND FUND
     -----------------------------------
       FOR THE YEAR       FOR THE YEAR
          ENDED              ENDED
     OCTOBER 31, 2006   OCTOBER 31, 2005
     ----------------   ----------------
         $ 30,568           $ 19,599
           (8,700)             5,437
           12,640            (20,037)
         --------           --------
           34,508              4,999
         --------           --------
          (14,515)           (11,070)
           (2,504)            (2,517)
           (2,387)            (2,408)
               --                 --
               --                 --
               --                 --
               --                 --
               --                 --
               --                 --
          (11,078)            (6,306)
               --                 --
           (1,753)            (1,135)
             (454)              (350)
             (413)              (338)
               --                 --
               --                 --
               --                 --
               --                 --
               --                 --
               --                 --
           (1,059)              (399)
               --                 --
         --------           --------
          (34,163)           (24,523)
         --------           --------
          120,743             22,124
           (1,319)            (8,201)
            1,327            (13,022)
               --                 --
               --                 --
               38                 --
               --                 --
               --                 --
               --                 --
           96,782             91,775
               --                 --
         --------           --------
          217,571             92,676
         --------           --------
          217,916             73,152
          654,780            581,628
         --------           --------
         $872,696           $654,780
         ========           ========
         $    656           $    673
         ========           ========

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                   U.S. GOVERNMENT SECURITIES FUND
                                                              -----------------------------------------
                                                                FOR THE YEAR             FOR THE YEAR
                                                                   ENDED                    ENDED
                                                              OCTOBER 31, 2006         OCTOBER 31, 2005
                                                              ----------------         ----------------
OPERATIONS:
  Net investment income (loss)..............................      $  9,709                 $ 10,461
  Net realized gain (loss) on investments, futures, options
    and swap contracts and foreign currency transactions....        (6,207)                  (2,240)
  Net unrealized appreciation (depreciation) of investments, futures, options and swap contracts and foreign currency
    transactions............................................         4,161                   (6,406)
                                                                  --------                 --------
  Net increase (decrease) in net assets resulting from
    operations..............................................         7,663                    1,815
                                                                  --------                 --------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A.................................................        (2,091)                  (2,127)
    Class B.................................................          (734)                    (834)
    Class C.................................................          (353)                    (422)
    Class E.................................................        (4,784)                  (5,161)
    Class H.................................................           (92)                    (119)
    Class I.................................................            --                       --
    Class L.................................................        (1,529)                  (1,590)
    Class M.................................................           (97)                    (111)
    Class N.................................................           (30)                     (35)
    Class Y.................................................          (117)                    (292)
    Class Z.................................................            --                       --
  From net realized gain on investments
    Class A.................................................            --                       --
    Class B.................................................            --                       --
    Class C.................................................            --                       --
    Class E.................................................            --                       --
    Class H.................................................            --                       --
    Class I.................................................            --                       --
    Class L.................................................            --                       --
    Class M.................................................            --                       --
    Class N.................................................            --                       --
    Class Y.................................................            --                       --
    Class Z.................................................            --                       --
                                                                  --------                 --------
    Total distributions.....................................        (9,827)                 (10,691)
                                                                  --------                 --------
CAPITAL SHARE TRANSACTIONS:
    Class A.................................................          (973)                  (4,366)
    Class B.................................................        (4,058)                  (4,109)
    Class C.................................................           152                   (3,870)
    Class E.................................................       (14,860)                 (10,531)
    Class H.................................................          (773)                  (1,078)
    Class I.................................................            --                       --
    Class L.................................................        (3,824)                  (2,425)
    Class M.................................................          (630)                    (830)
    Class N.................................................          (149)                    (179)
    Class Y.................................................        (9,130)                   9,491
    Class Z.................................................            --                       --
                                                                  --------                 --------
  Net increase (decrease) from capital share transactions...       (34,245)                 (17,897)
                                                                  --------                 --------
  Net increase (decrease) in net assets.....................       (36,409)                 (26,773)
NET ASSETS:
  Beginning of period.......................................       233,976                  260,749
                                                                  --------                 --------
  End of period.............................................      $197,567                 $233,976
                                                                  ========                 ========
Accumulated undistributed (distribution in excess of) net
  investment income.........................................      $     11                 $     90
                                                                  ========                 ========

 *  Relates to investments in affiliated investment companies.
**  Commencement of operations.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                   VALUE FUND                                 VALUE OPPORTUNITIES FUND
    -----------------------------------------         -----------------------------------------
      FOR THE YEAR             FOR THE YEAR             FOR THE YEAR             FOR THE YEAR
         ENDED                    ENDED                    ENDED                    ENDED
    OCTOBER 31, 2006         OCTOBER 31, 2005         OCTOBER 31, 2006         OCTOBER 31, 2005
    ----------------         ----------------         ----------------         ----------------
        $  1,430                 $  1,031                 $  1,459                 $    419
          17,037                    3,426                   20,728                   11,628
          10,073                    8,587                   28,126                   (2,335)
        --------                 --------                 --------                 --------
          28,540                   13,044                   50,313                    9,712
        --------                 --------                 --------                 --------
            (474)                    (209)                      --                       --
              --                       --                       --                       --
              --                       --                       --                       --
              --                       --                       --                       --
              --                       --                       --                       --
              --                       --                       --                       --
              --                       --                      (39)                      --
              --                       --                       --                       --
              --                       --                       --                       --
            (780)                    (328)                    (358)                      --
              --                       --                       --                       --
              --                       --                   (2,133)                      --
              --                       --                     (467)                      --
              --                       --                     (454)                      --
              --                       --                       --                       --
              --                       --                     (158)                      --
              --                       --                       --                       --
              --                       --                     (881)                      --
              --                       --                     (254)                      --
              --                       --                      (68)                      --
              --                       --                   (3,035)                      --
              --                       --                       --                       --
        --------                 --------                 --------                 --------
          (1,254)                    (537)                  (7,847)                      --
        --------                 --------                 --------                 --------
           3,341                      209                   30,823                   39,283
             (75)                     179                    2,299                    7,330
             695                   (1,706)                   6,635                    7,207
              --                       --                       --                       --
              --                       --                   (1,657)                  (1,751)
              --                       --                       11                       --
              --                       --                      367                     (783)
              --                       --                   (1,570)                  (1,496)
              --                       --                     (234)                    (356)
           1,219                   34,771                   (9,374)                  83,958
              --                       --                       --                       --
        --------                 --------                 --------                 --------
           5,180                   33,453                   27,300                  133,392
        --------                 --------                 --------                 --------
          32,466                   45,960                   69,766                  143,104
         143,964                   98,004                  230,926                   87,822
        --------                 --------                 --------                 --------
        $176,430                 $143,964                 $300,692                 $230,926
        ========                 ========                 ========                 ========
        $  1,021                 $    859                 $  1,431                 $    397
        ========                 ========                 ========                 ========

 THE HARTFORD MUTUAL FUNDS, INC.

 STATEMENT OF CASH FLOWS
 YEAR ENDED OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                               TOTAL RETURN BOND FUND
                                                               ----------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net increase in net assets from operations................        $    34,508
  Adjustments to reconcile the net increase in net assets
     from operations to net cash used in operating
     activities:
     Purchase of investment securities......................         (4,273,975)
     Proceeds from disposition of investment securities.....          4,115,046
     Purchases of short-term investment securities, net.....            (61,328)
     Decrease in collateral for securities loaned...........             20,024
     Increase in receivable for investment securities
      sold..................................................            (19,875)
     Increase in dividend and interest receivable...........             (1,950)
     Increase in variation margin receivable................               (137)
     Increase in other assets...............................                (13)
     Increase in unrealized depreciation on forward foreign
      currency contracts....................................                 31
     Decrease in payable upon return of securities loaned...            (20,024)
     Increase in payable for investment securities
      purchased.............................................             25,599
     Increase in advisory and management fees payable.......                 20
     Increase in distribution fees payable..................                  5
     Increase in variation margin payable...................                142
     Increase in accrued expenses...........................                 20
     Unrealized appreciation on securities and currencies...            (12,744)
     Net realized gain from investments and currencies......              7,921
                                                                    -----------
  Net cash used in operating activities.....................           (221,238)
                                                                    -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from shares sold.................................            326,044
  Cash dividends paid.......................................             (1,492)
  Payments on shares repurchased............................           (141,050)
                                                                    -----------
  Net cash provided by financing activities.................            183,502
                                                                    -----------
NET DECREASE IN CASH........................................             (3,228)
Cash at beginning of the year...............................              3,716
                                                                    -----------
CASH AT END OF THE YEAR.....................................        $       488
                                                                    ===========

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 NOTES TO FINANCIAL STATEMENTS
 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------
1.  ORGANIZATION:

    The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (the Companies) are open-end management investment companies comprised of fifty-one portfolios (each a "Fund" or together the "Funds"). They are The Hartford Advisers Fund (Advisers Fund), The Hartford Aggressive Growth Allocation Fund (Aggressive Growth Allocation Fund), The Hartford Balanced Allocation Fund (Balanced Allocation Fund), The Hartford Balanced Income Fund (Balance Income Fund), The Hartford Capital Appreciation Fund (Capital Appreciation Fund), The Hartford Capital Appreciation II Fund (Capital Appreciation II Fund), The Hartford Conservative Allocation Fund (Conservative Allocation Fund), The Hartford Disciplined Equity Fund (Disciplined Equity Fund), The Hartford Dividend and Growth Fund (Dividend and Growth Fund), The Hartford Equity Income Fund (Equity Income Fund), The Hartford Floating Rate Fund (Floating Rate Fund), The Hartford Focus Fund (Focus Fund), The Hartford Global Communications Fund (Global Communications
    Fund), The Hartford Global Financial Services Fund (Global Financial Services Fund), The Hartford Global Health Fund (Global Health Fund), The Hartford Global Leaders Fund (Global Leaders Fund), The Hartford Global Technology Fund (Global Technology Fund), The Hartford Growth Allocation Fund (Growth Allocation Fund), The Hartford Growth Fund (Growth Fund), The Hartford Growth Opportunities Fund (Growth Opportunities Fund), The Hartford High Yield Fund (High Yield Fund), The Hartford Income Allocation Fund (Income Allocation Fund), The Hartford Income Fund (Income Fund), The Hartford Inflation Plus Fund (Inflation Plus Fund), The Hartford International Capital Appreciation Fund (International Capital Appreciation
    Fund), The Hartford International Opportunities Fund (International Opportunities Fund), The Hartford International Small Company Fund (International Small Company Fund), The Hartford MidCap Fund (MidCap Fund), The Hartford MidCap Growth Fund (MidCap Growth Fund), The Hartford MidCap Value Fund (MidCap Value Fund), The Hartford Money Market Fund (Money Market
    Fund), The Hartford Retirement Income Fund (Retirement Income Fund), The Hartford Select MidCap Growth Fund (Select MidCap Growth Fund), The Hartford Select MidCap Value Fund (Select MidCap Value Fund), The Hartford Select SmallCap Growth Fund (Select SmallCap Growth Fund), The Hartford Select SmallCap Value Fund (SmallCap Value Fund), The Hartford Short Duration Fund (Short Duration Fund), The Hartford Small Company Fund (Small Company Fund), The Hartford SmallCap Growth Fund (SmallCap Growth Fund), The Hartford Stock Fund (Stock Fund), The Hartford Target Retirement 2010 Fund (Target Retirement 2010 Fund), The Hartford Target Retirement 2020 Fund (Target Retirement 2020 Fund), The Hartford Target Retirement 2030 Fund (Target Retirement 2030 Fund), The Hartford Tax-Free California Fund (Tax-Free California Fund), The Hartford Tax-Free Minnesota Fund (Tax-Free Minnesota
    Fund), The Hartford Tax-Free National Fund (Tax-Free National Fund), The Hartford Tax-Free New York Fund (Tax-Free New York Fund), The Hartford Total Return Bond Fund (Total Return Bond Fund), The Hartford U.S. Government Securities Fund (U.S. Government Securities Fund), The Hartford Value Fund (Value Fund) and The Hartford Value Opportunities Fund (Value Opportunities
    Fund). The Companies are organized under the laws of the State of Maryland and are registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended, as diversified open-end management investment companies, except for Floating Rate Fund, Focus Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund, Inflation Plus Fund, Tax-Free California Fund and Tax-Free New York Fund, which are non-diversified.

    Class A shares are sold with a front-end sales charge of up to 5.50%, except for High Yield Fund, Income Allocation Fund, Income Fund, Inflation Plus Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund, Total Return Bond Fund and U.S. Government Securities Fund, which have a maximum front-end sales charge of up to 4.50%. Floating Rate Fund and Short Duration Fund have a maximum front-end sales charge of up to 3.00%. Money Market Fund shares are sold without a front-end load. Class B shares are sold with a contingent deferred sales charge which is assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of up to 1.00%. Class E shares are sold with a front-end sales charge of 4.50%. Class I shares commenced operations on August 31, 2006 and are sold without sales charges to certain eligible investors through advisory fee-based wrap programs. Classes H and M shares are sold with a contingent deferred sales charge, which is assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price, and declines from 4.00% to zero depending on the period of time the shares are held. Class L shares are sold with a sales charge of up to 4.75%. Class N shares are sold with a contingent deferred sales charge of 1.00% if redeemed within one year. Class Y shares are sold to certain eligible institutional investors without a sales charge. Class Z shares are sold without sales charges. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, except that each class may have different expenses, which may affect performance, and except that Class B shares automatically convert to Class A shares after 8 years. Classes H and M shares will automatically convert to Class L shares after 8 years.

    Each of the following Funds ("Allocation Funds"): Aggressive Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund, Growth Allocation Fund and Income Allocation Fund and ("Target Retirement Funds"): Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund is a "Fund of Funds", which invests the majority of its assets in Class Y shares of other Hartford mutual funds: domestic and international equity funds and fixed income funds (Underlying Funds). The Allocation Funds seek their investment goals through implementation of a strategic asset allocation recommendation provided by Hartford Investment Financial Services, LLC (HIFSCO), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (The Hartford). The Target Retirement Funds seek their investment goals through implementation of a strategic asset allocation recommendation provided by Hartford Investment Management Company (Hartford Investment Management). Ibbotson Associates, Inc. ("Ibbotson") serves as a consultant to HIFSCO and Hartford Investment Management with respect to selecting the Underlying Funds and the Funds' asset allocations among the Underlying Funds. Effective November 13, 2006, Ibbotson's contracts as a consultant to HIFSCO and Hartford Investment Management was terminated. Each Underlying Fund's accounting policies are outlined below.

    Indemnifications: Under the Funds' organizational documents, their directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, the Funds' enter into contracts that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

2.  SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Funds, which are in accordance with U. S. generally accepted accounting principles in the investment company industry:

    a) Security Transactions -- Security transactions are recorded on the trade date (date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost. Trade date for senior floating rate interests purchased in the primary market is considered the date on which the loan allocations are determined. Trade date for senior floating rate loan interests purchased in the secondary market is the date on which the transaction is entered into.

    b) Security Valuation and Investment Income -- Except for the Money Market Fund, the Funds (references to "Funds" in this section relate, if applicable, to certain Underlying Funds in the case of a Fund of Funds) generally use market prices in valuing portfolio securities. If market quotations are not readily available or are deemed unreliable, a Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Fund's Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the exchange on which a portfolio security is principally traded but before the close of the New York Stock Exchange (the "Exchange") (normally 4:00 p.m. Eastern Time, referred to as the "Valuation Time") that is expected to affect the value of the portfolio security. The circumstances in which a Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of securities principally traded on foreign markets, each Fund uses a fair value pricing service approved by that Fund's Board of Directors which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign markets but before the close of the Exchange. Securities that are principally traded on foreign markets may trade on days that are not business days of the Funds. Because the NAV of each Fund's shares is determined only on business days of the Funds, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Funds may cause the net asset value of their respective shares to differ significantly from the net asset value that would have been calculated using market prices at the close of the exchange on which a portfolio security is principally traded but before the close of the Exchange. There can be no assurance that any Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which that Fund determines its NAV per share.

        Debt securities (other than short-term obligations and Floating Rate Loans), held by the Fund are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Floating Rate Loans generally trade in over-the-counter markets and are priced through an unaffiliated pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in securities or from a widely-used quotation system in accordance with procedures established by that Fund's Board of Directors. Generally, each Fund may use fair valuation in regards to debt securities when a Fund holds defaulted or distressed securities or securities in a company in which reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Money Market Fund's investments and investments that mature in 60 days or less are valued at amortized cost, which approximates market value.

        Exchange traded equity securities shall be valued at the last reported sale price on the exchange or market on which the security is primarily traded (the "Primary Market") at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. System ("Nasdaq") or another over-the-counter ("OTC") market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time. If it is not possible to determine the last reported sale price or official closing price on the relevant exchange or market at the Valuation Time, the value of the security shall be the most recent bid quotation on such exchange or market at the Valuation Time.

        Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

        Options contracts on securities, currencies, indexes, futures contracts, commodities and other instruments shall be valued at their most recent sales price at the Valuation Time on the Primary Market on which the instrument is traded. If the instrument did not trade on the Primary Market, it may be valued at the most recent sales price at the Valuation Time on another exchange or market where it did trade.

        Futures contracts shall be valued at the final settlement price reported by an exchange on which they are principally traded. If there were no trades as of the valuation day, then the contract shall be valued at the closing bid price as of the Valuation Time.

        Financial instruments for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in securities or from a widely-used quotation system in accordance with procedures established by that Fund's Board of Directors.

        A forward currency contract shall be valued based on the price of the underlying currency at the prevailing interpolated exchange rate, which is a combination of the spot currency rate and the forward currency rate. Spot currency rates and forward currency rates are obtained from an independent pricing service on a daily basis not more than one hour before the Valuation Time. In the event that the applicable pricing service

--------------------------------------------------------------------------------

       cannot provide the spot currency rates and forward currency rates in a timely fashion, such rates may be obtained from a widely-used quotation system in accordance with procedures established by that Fund's Board of Directors.

        Swaps and other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by that Fund's Board of Directors.

        Investments in open-end mutual funds are valued at the respective net asset value of each Underlying Fund.

        Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income is accrued on a daily basis. Amortization of bond or senior bank loan premium and discount, is recorded on the accrual basis. Income and capital gain distributions from Underlying Funds are recorded on the ex-dividend date.

    c) Foreign Currency Transactions -- The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

        The Funds do not isolate that portion of portfolio security valuation resulting from fluctuations in foreign currency exchange rates on portfolio securities from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included within the net realized and unrealized gain or loss on investments in the accompanying financial statements.

        Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

    d) Securities Lending -- The Funds, except for the Money Market Fund, may lend their securities to certain qualified brokers who pay these Funds negotiated lender fees. The loans are collateralized at all times with cash, which is then invested in short-term money market instruments or U.S. government securities with a market value at least equal to the market value of the securities on loan. The adequacy of collateral for securities on loan is monitored on a daily basis. For instances where the market value of collateral falls below the market value of securities on loan, such collateral is supplemented on the following day. As with other extensions of credit, these Funds may bear the risk of delay in recovery of loaned securities or even loss of rights in the collateral should the borrower of the securities fail financially.

    e) Joint Trading Account -- Pursuant to an exemptive order issued by the SEC, the Funds may transfer uninvested cash balances into a joint trading account managed by Hartford Investment Management or Wellington Management Company LLP (Wellington). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

    f) Repurchase Agreements -- A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Funds enter into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities that serve to collateralize the repurchase agreement are held by each Fund's custodian in book entry or physical form in the custodial account of the Funds or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest receivable.

        Certain Funds, together with other investment management companies having investment advisory agreements with Wellington, have an interest in joint repurchase agreements in the amount of $2,099,972 dated 10/31/06 with the brokers indicated in the table below due 11/1/06. These joint repurchase agreements are collateralized as follows:

                                                         COLLATERAL        COLLATERAL          COLLATERAL      COLLATERAL
        BROKER                     RATE     PRINCIPAL      VALUE         SECURITY TYPE        COUPON RATE       MATURITY
        ------                     -----    ---------    ----------    ------------------    --------------    -----------
        Bank of America
          Securities.............  5.31%    $425,000      $433,500     FNMA                           5.00%           2036
        Credit Suisse First
          Boston.................  5.32%     250,000       255,004     FNMA                  4.00% - 10.50%    2008 - 2036
        Deutsche Bank
          Securities.............  5.25%       9,972        10,173     U.S. Treasury Bill            3.375%           2007
        Deutsche Bank
          Securities.............  5.30%     420,000       429,000     FHLMC                  4.50% - 6.50%    2020 - 2036
                                                                       GNMA                           5.50%           2035
        Deutsche Bank
          Securities.............  5.32%     200,000       203,400     FHLMC                  4.50% - 6.50%    2020 - 2036
                                                                       GNMA                           5.50%           2035
        Morgan Stanley & Co.,
          Inc. ..................  5.29%     230,000       235,489     FNMA                   4.50% - 6.00%    2020 - 2036
        UBS Securities, LLC......  5.31%     565,000       576,304     FHLMC                  3.50% - 9.00%    2010 - 2035
                                                                       FNMA                   5.00% - 8.00%    2008 - 2036

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

        The amount to be received upon maturity of each Fund's repurchase agreement is as follows:

                                                                      MATURITY
        FUND                                                           AMOUNT
        ----                                                          --------
        Advisers Fund...............................................  $ 19,811
        Balanced Income Fund........................................       698
        Capital Appreciation Fund...................................   920,333
        Capital Appreciation II Fund................................    18,214
        Disciplined Equity Fund.....................................     2,386
        Dividend and Growth Fund....................................    95,052
        Equity Income Fund..........................................    11,444
        Focus Fund..................................................       438
        Global Communications Fund..................................       702
        Global Financial Services Fund..............................     1,557
        Global Health Fund..........................................    16,956
        Global Leaders Fund.........................................    13,066
        Global Technology Fund......................................       768
        Growth Fund.................................................    12,505
        Growth Opportunities Fund...................................    34,313
        International Capital Appreciation Fund.....................    11,674
        International Opportunities Fund............................     8,824
        International Small Company Fund............................     2,718
        MidCap Fund.................................................   137,646
        MidCap Value Fund...........................................     5,891
        Small Company Fund..........................................     4,577
        Stock Fund..................................................     7,575
        Value Fund..................................................     4,365
        Value Opportunities Fund....................................     4,045

        Certain Funds, together with other investment management companies having investment advisory agreements with Hartford Investment Management, have an interest in joint repurchase agreements in the amount of $605,070 dated 10/31/06 with the brokers indicated on the table below due 11/1/06. These joint repurchase agreements are collateralized as follows:

                                                              COLLATERAL        COLLATERAL           COLLATERAL       COLLATERAL
        BROKER                          RATE     PRINCIPAL      VALUE          SECURITY TYPE         COUPON RATE       MATURITY
        ------                          -----    ---------    ----------    -------------------    ---------------    -----------
        BNP Paribas Securities
          Corp. ......................  5.24%    $200,000      $205,452     U.S. Treasury Bonds      7.25% - 8.75%    2020 - 2022
        RBS Greenwich Capital
          Markets.....................  5.24%     205,070       209,678     U.S. Treasury Note              4.875%           2009
        UBS Securities, Inc. .........  5.24%     200,000       204,997     U.S. Treasury Bonds    6.875% - 8.125%    2021 - 2025

        The amount to be received upon maturity of each Fund's repurchase agreement is as follows:

                                                                        MATURITY
        FUND                                                             AMOUNT
        ----                                                            --------
        Income Fund.................................................    $  2,596
        Inflation Plus Fund.........................................       6,604
        MidCap Growth Fund..........................................         313
        Small Company Fund..........................................       5,844
        Total Return Bond Fund......................................     113,244
        U.S. Government Securities Fund.............................       2,453

        The SmallCap Growth Fund has an interest in a repurchase agreement in the amount of $19,495, dated 10/31/06 with Deutsche Bank., 5.25% due 11/1/06. This repurchase agreement is collateralized by $19,884 in a U.S. Treasury Note, 3.75% due 2007.

        In addition, Capital Appreciation Fund had collateral for securities on loan in a repurchase agreement. The Capital Appreciation Fund lending agreement is collateralized by an interest in repurchase agreements in the amount of $37,661 dated 10/31/06 with Lehman Brothers, Inc., 5.24% due 11/1/06. This repurchase agreement is collateralized by $37,252 in Federal Farm Credit Bank, 5.00% due 2010 and by $1,166 in Federal Home Loan Bank 5.76% due 2025.

    g) Futures and Options Transactions -- Certain Funds may invest in futures and options contracts in order to gain exposure to or protect against changes in the market. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. When the Funds enter into futures contracts, they are required to deposit with a futures commission merchant an amount of "initial margin" of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called maintenance margin, to and from the broker, are made on a daily basis as the price of the underlying security fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Funds.

--------------------------------------------------------------------------------

        At any time prior to expiration of the futures contract, a Fund may close the position by taking an opposite position, which would effectively terminate the position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a gain or loss.

        The use of futures contracts involves elements of market risk, which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of the futures contracts may decrease the effectiveness of a Fund's strategies and potentially result in loss. Certain Funds, as shown in the Schedule of Investments, had outstanding futures contracts as of October 31, 2006.

        The premium paid by a Fund for the purchase of a call or put option is included in the Funds' Statements of Assets and Liabilities as an investment and subsequently "marked-to-market" through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period.

        The Funds may write covered options. "Covered" means that so long as a Fund is obligated as the writer of an option, it will own either the underlying securities or currency or the option to purchase or sell the same underlying securities or currency having the expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will establish or maintain with its custodian for the term of the option a "segregated account" consisting of cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option securities or currencies. A Fund receives a premium for writing a call or put option, which is recorded on the Funds' Statements of Assets and Liabilities . There is a risk of loss from a change in value of such options, which may exceed the related premiums received. Transactions involving written option contracts for the Funds during the year ended October 31, 2006, are summarized below:

                                                                        HARTFORD CAPITAL APPRECIATION FUND
                                                                       OPTIONS CONTRACTS ACTIVITY DURING THE
                                                                            YEAR ENDED OCTOBER 31, 2006
                                                                       -------------------------------------
        CALL OPTIONS WRITTEN DURING THE PERIOD                         NUMBER OF CONTRACTS   PREMIUM AMOUNTS
        --------------------------------------                         -------------------   ---------------
        Beginning of the period.....................................            --               $    --
        Written.....................................................            34                 6,205
        Expired.....................................................            --                    --
        Closed......................................................           (34)               (6,205)
        Exercised...................................................            --                    --
                                                                              ----               -------
        End of the period...........................................            --               $    --
                                                                              ----               -------

                                                                         HARTFORD DISCIPLINED EQUITY FUND
                                                                      OPTIONS CONTRACTS ACTIVITY DURING THE
                                                                           YEAR ENDED OCTOBER 31, 2006
                                                                      --------------------------------------
        CALL OPTIONS WRITTEN DURING THE PERIOD                        NUMBER OF CONTRACTS    PREMIUM AMOUNTS
        --------------------------------------                        -------------------    ---------------
        Beginning of the period.....................................           --                 $  --
        Written.....................................................            3                   231
        Expired.....................................................           (1)                  (29)
        Closed......................................................           (1)                 (131)
        Exercised...................................................          --*                   (18)
                                                                             ----                 -----
        End of the period...........................................            1                 $  53
                                                                             ----                 -----

                                                                             HARTFORD HIGH YIELD FUND
                                                                      OPTIONS CONTRACTS ACTIVITY DURING THE
                                                                           YEAR ENDED OCTOBER 31, 2006
                                                                      --------------------------------------
        CALL OPTIONS WRITTEN DURING THE PERIOD                        NUMBER OF CONTRACTS    PREMIUM AMOUNTS
        --------------------------------------                        -------------------    ---------------
        Beginning of the period.....................................           --                 $ --
        Written.....................................................           --*                  18
        Expired.....................................................           --                   --
        Closed......................................................           --*                 (18)
        Exercised...................................................           --                   --
                                                                             ----                 ----
        End of the period...........................................           --                 $ --
                                                                             ----                 ----

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                           HARTFORD INFLATION PLUS FUND
                                                                      OPTIONS CONTRACTS ACTIVITY DURING THE
                                                                           YEAR ENDED OCTOBER 31, 2006
                                                                      --------------------------------------
        CALL OPTIONS WRITTEN DURING THE PERIOD                        NUMBER OF CONTRACTS    PREMIUM AMOUNTS
        --------------------------------------                        -------------------    ---------------
        Beginning of the period.....................................           --                 $ --
        Written.....................................................           --*                  21
        Expired.....................................................           --                   --
        Closed......................................................           --*                 (21)
        Exercised...................................................           --                   --
                                                                             ----                 ----
        End of the period...........................................           --                 $ --
                                                                             ----                 ----

                                                                         HARTFORD TOTAL RETURN BOND FUND
                                                                      OPTIONS CONTRACTS ACTIVITY DURING THE
                                                                           YEAR ENDED OCTOBER 31, 2006
                                                                      --------------------------------------
        CALL OPTIONS WRITTEN DURING THE PERIOD                        NUMBER OF CONTRACTS    PREMIUM AMOUNTS
        --------------------------------------                        -------------------    ---------------
        Beginning of the period.....................................           --                  $--
        Written.....................................................           --*                  43
        Expired.....................................................           --                   --
        Closed......................................................           --*                 (43)
        Exercised...................................................           --                   --
                                                                             ----                  ---
        End of the period...........................................           --                  $--
                                                                             ----                  ---

        * Due to the presentation of the financial statements in thousands, the number of contracts round to zero.

    h) Forward Foreign Currency Contracts -- For the year ended October 31, 2006, certain Funds, as shown in the Schedule of Investments, had entered into forward foreign currency exchange contracts that obligate the Funds to repurchase/replace or sell currencies at specified future dates. The Funds enter into forward foreign currency contracts to hedge against adverse fluctuations in exchange rates between currencies.

        Forward foreign currency contracts involve elements of market risk in excess of the amount reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movement in the value of foreign currencies relative to the U.S. dollar.

    i) Indexed Securities -- The Funds may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Funds use these securities to increase or decrease their exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. Certain Funds had investments in indexed securities, as of October 31, 2006, as shown in the Schedule of Investments under Exchange Traded Funds.

    j) (1) Federal Income Taxes -- For federal income tax purposes, the Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code (IRC) by distributing substantially all of their taxable net investment income and net realized capital gains to their shareholders and otherwise complying with the requirements of regulated investment companies. On a calendar year basis, the Funds are subject to a 4% federal excise tax to the extent they do not distribute substantially all of their net investment income and realized gains, if any. The Funds have distributed substantially all of their income and gains in prior years and each Fund intends to distribute substantially all of its income and gains during the calendar year ending December 31, 2006. Accordingly, no provision for federal income taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income or excise tax purposes.

    j) (2) The tax character of distributions paid for the periods indicated is as follows (as adjusted for dividends payable):

                                                      FOR THE YEAR ENDED                             FOR THE YEAR ENDED
                                                       OCTOBER 31, 2006                               OCTOBER 31, 2005
                                      ---------------------------------------------------   -------------------------------------
                                      TAX EXEMPT   ORDINARY     LONG-TERM      TAX RETURN   TAX EXEMPT   ORDINARY     LONG-TERM
                                      INCOME(Y)     INCOME    CAPITAL GAINS&   OF CAPITAL     INCOME      INCOME    CAPITAL GAINS
                                      ----------   --------   --------------   ----------   ----------   --------   -------------
        Advisers Fund...............    $   --     $28,170       $     --        $   --       $   --     $37,568       $    --
        Aggressive Growth Allocation
          Fund......................        --          91            552            --           --          39            --
        Balanced Allocation Fund....        --       9,607            300            --           --       2,330            --
        Balanced Income Fund#.......        --          60             --            --           --          --            --
        Capital Appreciation Fund...        --      60,755        884,027            --           --          --            --
        Capital Appreciation II
          Fund......................        --       1,192             --            --           --          --            --
        Conservative Allocation
          Fund......................        --       3,915            685            --           --       1,501            --
        Disciplined Equity Fund.....        --         878             --            --           --       2,192            --
        Dividend and Growth Fund....        --      52,205         98,292            --           --      31,677        26,222

--------------------------------------------------------------------------------

                                                      FOR THE YEAR ENDED                             FOR THE YEAR ENDED
                                                       OCTOBER 31, 2006                               OCTOBER 31, 2005
                                      ---------------------------------------------------   -------------------------------------
                                      TAX EXEMPT   ORDINARY     LONG-TERM      TAX RETURN   TAX EXEMPT   ORDINARY     LONG-TERM
                                      INCOME(Y)     INCOME    CAPITAL GAINS&   OF CAPITAL     INCOME      INCOME    CAPITAL GAINS
                                      ----------   --------   --------------   ----------   ----------   --------   -------------
        Equity Income Fund..........    $   --     $12,225       $     --        $   --       $   --     $ 8,509       $    --
        Floating Rate Fund*.........        --      77,852             --            --           --       2,825            --
        Focus Fund..................        --         321             --            --           --          34            --
        Global Communications
          Fund......................        --         333             --            --           --         106            --
        Global Financial Services
          Fund......................        --         167             --            --           --         198            --
        Global Health Fund..........        --      14,523         17,300            --           --          --        15,627
        Global Leaders Fund.........        --         919          7,457            --           --          --            --
        Global Technology Fund......        --          --             --            --           --          --            --
        Growth Allocation Fund......        --       2,935            776            --           --         306            --
        Growth Fund.................        --          --             --            --           --          --            --
        Growth Opportunities Fund...        --          --         69,508            --           --          --            --
        High Yield Fund.............        --      20,130             --            --           --      21,926            --
        Income Allocation Fund......        --       1,498             --            --           --         882            --
        Income Fund.................        --       3,796             --            --           --       2,379           160
        Inflation Plus Fund.........        --      33,608          3,229            --           --      34,177         4,354
        International Capital
          Appreciation Fund.........        --       2,096          1,965            --           --          --            --
        International Opportunities
          Fund......................        --         509             --            --           --          --            --
        International Small Company
          Fund......................        --      10,298          5,091            --           --       8,255           733
        MidCap Fund.................        --      63,745        411,745            --           --          --        55,053
        MidCap Growth Fund#.........        --          --             --            --           --          --            --
        MidCap Value Fund...........        --      13,883         30,157            --           --      10,451        20,593
        Money Market Fund...........        --       9,518             --            --           --       4,593            --
        Retirement Income Fund@.....        --          18             --            --           --          --            --
        Select MidCap Growth
          Fund+.....................        --         192             --            --           --          --            --
        Select MidCap Value Fund....        --         649             --            --           --          --            --
        Select SmallCap Growth
          Fund......................        --          --             --            --           --          --            --
        Select SmallCap Value
          Fund#.....................        --          --             --            --           --          --            --
        Short Duration Fund.........        --       4,804             --            --           --       4,345            --
        Small Company Fund..........        --          --             --            --           --          --            --
        SmallCap Growth Fund........        --          --             --            --           --          --            --
        Stock Fund..................        --       2,297             --            --           --       6,624            --
        Target Retirement 2010
          Fund......................        --          21             --             3           --          --            --
        Target Retirement 2020
          Fund......................        --          17             --            --           --          --            --
        Target Retirement 2030
          Fund......................        --           3             --             4           --          --            --
        Tax-Free California Fund....       800          --             12            --          633          --            --
        Tax-Free Minnesota Fund.....     1,373          57             --            --        1,381          --            85
        Tax-Free National Fund......     4,528         698             --            --        3,716          --            79
        Tax-Free New York Fund......       555           6             26            --          486          --            22
        Total Return Bond Fund......        --      32,844          1,319            --           --      23,616           954
        U.S. Government Securities
          Fund......................        --       9,827             --            --           --      10,868            --
        Value Fund..................        --       1,254             --            --           --         537            --
        Value Opportunity Fund......        --       2,423          5,424            --           --          --            --

    + For the period January 1, 2005 (commencement of operations) through
      October 31, 2005.
    * For the period April 29, 2005 (commencement of operations) through October 31, 2005.
    @ For the period September 30, 2005 (commencement of operations) through
      October 31, 2005.
    # For the period July 31, 2005 (commencement of operations) through October
      31, 2006.
    & The Funds designate these distributions as long-term capital gain dividends per IRC code Sec. 852(b)(3)(C).
    Y The Funds designate these distributions as exempt interest dividends per IRC Sec. 852(b)(5).

        As of October 31, 2006, the components of distributable earnings (deficit) on a tax basis are as follows:

                                                                        ACCUMULATED                          TOTAL
                                      UNDISTRIBUTED    UNDISTRIBUTED      CAPITAL        UNREALIZED       ACCUMULATED
                                        ORDINARY         LONG-TERM         GAINS        APPRECIATION       EARNINGS
                                         INCOME        CAPITAL GAIN      (LOSSES)*     (DEPRECIATION)@     (DEFICIT)
                                      -------------    -------------    -----------    ---------------    -----------
        Advisers Fund...............    $  3,014         $  9,545        $      --       $   64,866       $   77,425
        Aggressive Growth Allocation
          Fund......................          --            4,107               --           22,058           26,165
        Balanced Allocation Fund....       1,354           16,039               --           50,973           68,366
        Balanced Income Fund........          42               --              (19)             433              456

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                        ACCUMULATED                          TOTAL
                                      UNDISTRIBUTED    UNDISTRIBUTED      CAPITAL        UNREALIZED       ACCUMULATED
                                        ORDINARY         LONG-TERM         GAINS        APPRECIATION       EARNINGS
                                         INCOME        CAPITAL GAIN      (LOSSES)*     (DEPRECIATION)@     (DEFICIT)
                                      -------------    -------------    -----------    ---------------    -----------
        Capital Appreciation Fund...    $455,043         $740,551        $      --       $2,057,923       $3,253,517
        Capital Appreciation II
          Fund......................       7,431            1,619               --           22,502           31,552
        Conservative Allocation
          Fund......................         633            3,535               --            5,872           10,040
        Disciplined Equity Fund.....       1,454               --          (60,695)          54,401           (4,840)
        Dividend and Growth Fund....      15,041          201,659               --          618,951          835,651
        Equity Income Fund..........       1,642           25,507               --           84,331          111,480
        Floating Rate Fund..........       2,092               --           (1,227)          (4,286)          (3,421)
        Focus Fund..................          --               --           (1,063)             484             (579)
        Global Communications
          Fund......................         368               81               --            1,741            2,190
        Global Financial Services
          Fund......................         180            1,748               --            5,261            7,189
        Global Health Fund..........       6,779           21,946               --           99,419          128,144
        Global Leaders Fund.........      15,315           22,226               --          100,848          138,389
        Global Technology Fund......          --               --          (51,195)           6,756          (44,439)
        Growth Allocation Fund......          --           14,424               --           58,976           73,400
        Growth Fund.................          --           86,481               --           84,969          171,450
        Growth Opportunities Fund...      26,275           63,092               --          143,030          232,397
        High Yield Fund(Y)..........          88               --          (81,637)           2,886          (78,663)
        Income Allocation Fund......           5               --              (38)            (590)            (623)
        Income Fund.................          10               --             (573)             616               53
        Inflation Plus Fund.........       4,022               --           (8,467)         (20,288)         (24,733)
        International Capital
          Appreciation Fund.........      20,540           10,238               --           46,107           76,885
        International Opportunities
          Fund(Y)...................       1,672            7,575           (2,430)          28,271           35,088
        International Small Company
          Fund......................      16,470            9,615               --           15,397           41,482
        MidCap Fund.................      42,382          438,996               --          361,743          843,121
        MidCap Growth Fund..........         116               --               --              539              655
        MidCap Value Fund...........      14,003           44,859               --           71,291          130,153
        Money Market Fund...........          --               --               --               --               --
        Retirement Income Fund......          --               --               --               14               14
        Select MidCap Growth Fund...       1,264              682               --            1,154            3,100
        Select MidCap Value Fund....       2,386              539               --            5,904            8,829
        Select SmallCap Growth
          Fund......................          --               --             (219)             928              709
        Select SmallCap Value
          Fund......................         164               12               --            1,311            1,487
        Short Duration Fund.........           1               --           (2,224)            (664)          (2,887)
        Small Company Fund..........          --           34,677               --           34,260           68,937
        SmallCap Growth Fund........          --               --             (168)          29,053           28,885
        Stock Fund..................       4,120               --         (303,982)          54,017         (245,845)
        Target Retirement 2010
          Fund......................           0               --               --               45               45
        Target Retirement 2020
          Fund......................           3                3               --               82               88
        Target Retirement 2030
          Fund......................           0               --               --               82               82
        Tax-Free California Fund....           2               --               (5)             954              951
        Tax-Free Minnesota Fund.....          34              173               --            1,578            1,785
        Tax-Free National Fund......           3              372               --            6,313            6,688
        Tax-Free New York Fund......           2               85               --              596              683
        Total Return Bond Fund......         574               --           (9,223)           2,899           (5,750)
        U.S. Government Securities
          Fund......................          11               --          (18,780)           1,804          (16,965)
        Value Fund..................       1,379           15,190               --           25,598           42,167
        Value Opportunities Fund....       6,712           15,916               --           35,381           58,009

  * Certain Funds had capital loss carryforwards that are identified in Note 2(j)(4).
  @ The differences between book-basis and tax-basis unrealized appreciation
    (depreciation) are attributable primarily to the tax deferral of wash sale losses, the mark-to-market adjustment for certain derivatives in accordance with IRC Sec. 1256, the mark to market for Passive Foreign Investment Companies and basis differences in real estate investment trusts.
  Y Capital loss carryover is subject to IRC Sec. 382 limitations.

j)  (3) Reclassification of Capital Accounts:

        In accordance with American Institute of Certified Public Accountants Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Funds have recorded several reclassifications in their capital accounts. These reclassifications had no impact on the net asset value of the Funds and are designed generally to present accumulated undistributed (distribution in excess of) net investment income and realized gain loss on investments on a tax basis which is considered to be more informative to the shareholder. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as foreign currency, expiration of capital loss carryforwards, distributions upon redemptions and net operating losses that reduce capital gain distribution requirements. Adjustments are made to reflect the impact these items have on current and future

--------------------------------------------------------------------------------

       distributions to shareholders. Therefore, the source of the Funds' distributions may be shown in the accompanying Statements of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the period ended October 31, 2006, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below.

                                                                      UNDISTRIBUTED     ACCUMULATED
                                                                      NET INVESTMENT    NET REALIZED    PAID-IN-
                                                                          INCOME        GAIN (LOSS)     CAPITAL
                                                                      --------------    ------------    --------
        Advisers Fund...............................................     $   187          $   (280)     $    93
        Aggressive Growth Allocation Fund...........................       1,539            (1,539)          --
        Balanced Allocation Fund....................................       1,564            (1,564)          --
        Balanced Income Fund........................................           9                --           (9)
        Capital Appreciation Fund...................................      (3,043)            3,386         (343)
        Capital Appreciation II Fund................................         583              (586)           3
        Conservative Allocation Fund................................         458              (458)          --
        Disciplined Equity Fund.....................................         (37)               21           16
        Dividend and Growth Fund....................................        (194)              194           --
        Equity Income Fund..........................................         (39)               39           --
        Floating Rate Fund..........................................       1,328            (1,328)          --
        Focus Fund..................................................         110                18         (128)
        Global Communications Fund..................................         (21)               21           --
        Global Financial Services Fund..............................           1                (1)          --
        Global Health Fund..........................................       3,491            (3,492)           1
        Global Leaders Fund.........................................         519              (519)          --
        Global Technology Fund......................................         632                19         (651)
        Growth Allocation Fund......................................       2,317            (2,317)          --
        Growth Fund.................................................       4,664               243       (4,907)
        Growth Opportunities Fund...................................       3,351            (3,351)          --
        High Yield Fund.............................................         (61)               61           --
        Income Allocation Fund......................................          33               (33)          --
        Income Fund.................................................         (31)               31           --
        Inflation Plus Fund.........................................        (244)              244           --
        International Capital Appreciation Fund.....................         (26)             (203)         229
        International Opportunities Fund............................         (23)               23           --
        International Small Company Fund............................       3,830            (3,830)          --
        MidCap Fund.................................................      10,396           (10,654)         258
        MidCap Growth Fund..........................................          10                --          (10)
        MidCap Value Fund...........................................         539              (539)          --
        Money Market Fund...........................................          --                --           --
        Retirement Income Fund......................................           6                --           (6)
        Select MidCap Growth Fund...................................         368              (371)           3
        Select MidCap Value Fund....................................         107              (107)          --
        Select SmallCap Growth Fund.................................          86                --          (86)
        Select SmallCap Value Fund..................................          12                 3          (15)
        Short Duration Fund.........................................          17               (17)          --
        Small Company Fund..........................................       3,588               141       (3,729)
        SmallCap Growth Fund........................................       1,069                93       (1,162)
        Stock Fund..................................................         214              (214)          --
        Target Retirement 2010 Fund.................................          (1)               --            1
        Target Retirement 2020 Fund.................................           7                (7)          --
        Target Retirement 2030 Fund.................................           1                --           (1)
        Tax-Free California Fund....................................          --                --           --
        Tax-Free Minnesota Fund.....................................          --                --           --
        Tax-Free National Fund......................................          --                --           --
        Tax-Free New York Fund......................................          --                --           --
        Total Return Bond Fund......................................        (101)              101           --
        U.S. Government Securities Fund.............................          39               (39)          --
        Value Fund..................................................         (14)               14           --
        Value Opportunities Fund....................................         (28)               28           --

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

    j)  (4) Capital Loss Carryforwards:

        As of October 31, 2006 (tax year-end), the following Funds had capital loss carryforwards for U.S. federal income tax purposes as follows:

                                                                             YEAR OF EXPIRATION
                                           --------------------------------------------------------------------------------------
        FUND                                2007     2008      2009       2010       2011      2012     2013     2014     TOTAL
        ----                               ------   -------   -------   --------   --------   ------   ------   ------   --------
        Balanced Income Fund.............  $   --   $    --   $    --   $     --   $     --   $   --   $   --   $   19   $     19
        Disciplined Equity Fund..........      --        --        --     34,059     26,636       --       --       --     60,695
        Floating Rate Fund...............      --        --        --         --         --       --       --    1,227      1,227
        Focus Fund.......................      --        --        --         --      1,063       --       --       --      1,063
        Global Technology Fund...........      --        --    16,302     34,893         --       --       --       --     51,195
        High Yield Fund..................   2,778    19,805     1,643     25,246     28,570       --       --    3,595     81,637
        Income Allocation Fund...........      --        --        --         --         --       --       --       38         38
        Income Fund......................      --        --        --         --         --       --      311      262        573
        Inflation Plus Fund..............      --        --        --         --         --       --       --    8,467      8,467
        International Opportunities
          Fund...........................   1,701       729        --         --         --       --       --       --      2,430
        Select SmallCap Growth Fund......      --        --        --         --         --       --       15      204        219
        Short Duration Fund..............      --        --        --         --        221      295      977      731      2,224
        SmallCap Growth Fund.............      --        --        --         --        168       --       --       --        168
        Stock Fund.......................      --        --        --    107,964    196,018       --       --       --    303,982
        Tax-Free California Fund.........      --        --        --         --         --       --       --        5          5
        Total Return Bond Fund...........      --        --        --         --         --       --       --    9,223      9,223
        U.S. Government Securities
          Fund...........................      --     2,205     3,597         --        672    3,591    2,517    6,198     18,780

        In accordance with Section 382 of the Internal Revenue Code, utilization of all or a portion of the above capital loss carryforwards (acquired via merger) is limited on an annual basis in the amounts as follows:

                                                                          ANNUAL
        ACQUIRING FUND                                                  LIMITATION
        --------------                                                  ----------
        High Yield Fund.............................................      $3,813
        International Opportunities Fund............................         960

    k)  Fund Share Valuation and Dividend Distributions to
        Shareholders -- Orders for a Fund's shares are executed in accordance with the investment instructions of the shareholders. The net asset value of each Fund's shares is determined as of the close of each business day of the Exchange. The net asset value per share is determined separately for each class of each Fund by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of a Fund's shares received prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the per-share net asset value determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined per-share net asset value.

        Each Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once each year. Normally, dividends from net investment income of Aggressive Growth Allocation Fund, Capital Appreciation Fund, Capital Appreciation II Fund, Disciplined Equity Fund, Focus Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Leaders Fund, Global Technology Fund, Growth Allocation Fund, Growth Fund, Growth Opportunities Fund, International Capital Appreciation Fund, International Opportunities Fund, International Small Company Fund, MidCap Fund, MidCap Growth Fund, MidCap Value Fund, Select MidCap Growth Fund, Select MidCap Value Fund, Select SmallCap Growth Fund, Select SmallCap Value Fund, Small Company Fund, SmallCap Growth Fund, Stock Fund, Target Retirement 2030 Fund, Value Fund, and Value Opportunities Fund will be declared and paid annually; dividends from net investment income of Advisers Fund, Balanced Allocation Fund, Balanced Income Fund, Conservative Allocation Fund, Dividend and Growth Fund, Equity Income Fund, Target Retirement 2010 Fund and Target Retirement 2020 Fund will be declared and paid quarterly; dividends from the net investment income of Floating Rate Fund, High Yield Fund, Income Allocation Fund, Income Fund, Inflation Plus Fund, Retirement Income Fund, Short Duration Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund, Total Return Bond Fund and U. S. Government Securities Fund will be declared and paid monthly and dividends from net investment income of Money Market Fund will be declared daily and paid monthly. Dividends from Money Market Fund are not accrued on shares until the day following the date on which the shares are issued. Starting on January 1, 2007, dividends from the net investment income of Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Short Duration Fund, Tax-Free-California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund, Total Return Bond Fund and U.S. Government Securities Fund will be declared daily and paid monthly. Dividends on those funds are not accrued on shares until the day following the date on which the shares are issued. Long-term capital gains distributions received from the underlying funds are distributed to shareholders at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of each Fund.

        Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles with respect to character and timing. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gains and losses, losses deferred due to wash

--------------------------------------------------------------------------------

       sales and excise tax regulations. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Funds' capital accounts (see Note 2,j,(3)).

    l) Illiquid and Restricted Securities -- Each Fund is permitted to invest up to 15% of its net assets in illiquid securities, except for Inflation Plus Fund and Money Market Fund, which may invest up to 10% in such securities. "Illiquid Securities" are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine a Fund's net asset value per share. A Fund may not be able to sell illiquid securities or other investments when its sub-advisor considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and investments in them may have an adverse impact on net asset value. Each Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to qualifying institutions and which may be determined to be liquid pursuant to policies and guidelines established by that Fund's Board of Directors.

    m) Securities Purchased on a When-Issued and Delayed-Delivery
       Basis -- Delivery and payment for securities that have been purchased by the Funds on a forward commitment or when-issued or delayed-delivery basis take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Funds identify securities segregated in their records with value at least equal to the amount of the commitment. As of October 31, 2006, the Funds entered into outstanding when-issued or forward commitments as follows:

        FUND                                                              COST
        ----                                                            --------
        Advisers Fund...............................................    $ 13,106
        Floating Rate Fund..........................................     157,178
        High Yield Fund.............................................       2,850
        Income Fund.................................................       1,628
        Tax-Free California Fund....................................       1,442
        Tax-Free National Fund......................................       2,541
        Total Return Bond Fund......................................      80,000

    n) Credit Risk -- Credit risk depends largely on the perceived financial health of bond issuers. In general, lower rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. The share price, yield and total return of a fund which holds securities with higher credit risk may fluctuate more than with less aggressive bond funds.

    o) Senior Floating Rate Loans -- Certain Funds, as shown in the Schedule of Investments, may invest in interests in senior floating rate loans. Senior floating rate loans hold the most senior position in the capital structure of a business entity (the "Borrower"), are typically secured by specific collateral, and have a claim in the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. Senior floating rate loans are rated below-investment-grade, which suggests they are more likely to default than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the Fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. Senior floating rate loans are also subject to interest rate risk. When interest rates decline, the value of a portfolio in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of the portfolio invested in fixed-rate obligations can be expected to decline. Fund management expects the policy of acquiring floating rate loans to minimize fluctuations in net asset value as a result of changes in market rates. However, because rates on senior floating rate loans only reset periodically, changes in prevailing interest rates can be expected to cause some fluctuation in such Fund's net asset value.

    p) Prepayment Risks -- Most floating rate loans and certain debt securities allow for prepayment of principal without penalty. Floating rate loans and securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, with respect to securities, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities. Accordingly, the potential for the value of a floating rate loan or security to increase in response to interest rate declines is limited. Floating rate loans or debt securities purchased to replace a prepaid loan or debt security may have lower yields than the yield on the prepaid loan or debt security.

    q) Use of Estimates -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

    r) Credit Default Swaps -- Certain Funds may enter into event linked swaps, including credit default swaps. The credit default swap market allows a Fund to manage credit risk through buying and selling credit protection on a specific issuer, an index, or a basket of issuer. The transactions are documented through swap documents. A "buyer" of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The "seller" of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. A "seller's" exposure is limited to the total notional amount of the credit default swap contract. A Fund will generally not buy protection on issuers that are not currently held by such Fund. As of October 31, 2006, no credit default swaps were held by the Funds.

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

    s) Financial Accounting Standards Board Interpretation No. 48 -- On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the Funds' financial statements has not yet been determined.

    t) Financial Accounting Standards Board Financial Accounting Standards No. 157 -- In September 2006, FASB issued Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for the Funds' financial statements issued after October 31, 2008. As of October 31, 2006, the Funds do not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statements of operations for a fiscal period.

3.  EXPENSES:

    a) Investment Management and Advisory Agreements -- HIFSCO serves as investment manager to each Fund pursuant to an Investment Advisory Agreement for The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. As investment manager, HIFSCO has overall investment supervisory responsibility for each Fund. In addition, HIFSCO provides administrative personnel, services, equipment and facilities and office space for proper operation of the Funds. HIFSCO has contracted with Wellington for the provision of day-to-day investment management services to Advisers Fund, Balanced Income Fund, Capital Appreciation Fund, Capital Appreciation II Fund, Disciplined Equity Fund, Dividend and Growth Fund, Equity Income Fund, Focus Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Leaders Fund, Global Technology Fund, Growth Fund, Growth Opportunities Fund, International Capital Appreciation Fund, International Opportunities Fund, International Small Company Fund, MidCap Fund, MidCap Value Fund, Small Company Fund, SmallCap Growth Fund, Stock Fund, Value Fund and Value Opportunities Fund in accordance with each Fund's investment objective and policies. In addition, HIFSCO has contracted with Hartford Investment Management, a wholly owned subsidiary of The Hartford, for the provision of day to day investment management services for Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, MidCap Growth Fund, Money Market Fund, Retirement Income Fund, Short Duration Fund, Small Company Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund, Target Retirement 2030 Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund, Total Return Bond Fund and U.S. Government Securities Fund. HIFSCO has contracted for the provision of day to day investment management services with Chartwell Investment Partners, L.P. (Chartwell), Goldman Sachs Asset Management, L.P. (GSAM) and Northern Capital Management, LLC (Northern Capital) for the Select MidCap Growth Fund, with Artisan Partners Limited Partnership (Artisan), Cramer Rosenthal McGlynn, LLC
        (CRM) and Sterling Capital Management LLC (Sterling) for the Select MidCap Value Fund, with Jennison Associates, LLC (Jennison) and Oberweis Asset Management, Inc. (Oberweis) for Select SmallCap Growth Fund and with Kayne Anderson Rudnick Investment Management, LLC (KAR), Metropolitan West Capital Management, LLC (MetWest Capital) and SSgA Funds Management, Inc. (SSgA FM) for Select SmallCap Value Fund. Each Fund pays a fee to HIFSCO, a portion of which may be used to compensate Artisan, Chartwell, CRM, GSAM, Hartford Investment Management, Jennison, KAR, MetWest Capital, Oberweis, Northern Capital, SSgA FM, Sterling and Wellington, as applicable.

        The schedule below reflects the rates of compensation paid to HIFSCO for investment advisory services rendered during the year ended October 31, 2006; the rates are accrued daily and paid monthly:

                          SELECT SMALLCAP GROWTH FUND

AVERAGE DAILY NET ASSETS                                               ANNUAL FEE
------------------------                                               ----------
On first $500 million..............................................       1.05%
On next $500 million...............................................       1.00%
Over $1 billion....................................................       0.95%

                          CAPITAL APPRECIATION II FUND

AVERAGE DAILY NET ASSETS                                               ANNUAL FEE
------------------------                                               ----------
On first $250 million..............................................       1.00%
On next $250 million...............................................       0.95%
On next $500 million...............................................       0.90%
Over $1 billion....................................................       0.85%

                          SELECT MIDCAP VALUE FUND AND
                           SELECT SMALLCAP VALUE FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL FEE
------------------------                                             ----------
On first $500 million..............................................    1.00%
On next $500 million...............................................    0.95%
Over $1 billion....................................................    0.90%

                    GROWTH FUND, GROWTH OPPORTUNITIES FUND,
               SMALLCAP GROWTH FUND AND VALUE OPPORTUNITIES FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL FEE
------------------------                                             ----------
On first $100 million..............................................    1.00%
On next $150 million...............................................    0.80%
Over $250 million..................................................    0.70%

--------------------------------------------------------------------------------

 FOCUS FUND(1)(3), GLOBAL COMMUNICATIONS FUND(2)(3), GLOBAL FINANCIAL SERVICES
        FUND(2)(3), GLOBAL HEALTH FUND(3) AND GLOBAL TECHNOLOGY FUND(3)

AVERAGE DAILY NET ASSETS                                             ANNUAL FEE
------------------------                                             ----------
On first $500 million..............................................    1.00%
On next $500 million...............................................    0.95%
Over $1 billion....................................................    0.90%

1) Effective November 1, 2005, HIFSCO agreed to waive management fees of 0.10% of average total net assets until October 31, 2006.

2) Effective September 1, 2005, HIFSCO agreed to waive management fees of 0.45% of average total net assets until October 31, 2006.

3) Effective November 1, 2006, HIFSCO agreed to permanently reduce its management fee amounting to 0.10% of average total net assets for these Funds. The new schedule will be as follows:

                 INTERNATIONAL CAPITAL APPRECIATION FUND(4) AND
                      INTERNATIONAL SMALL COMPANY FUND(4)

AVERAGE DAILY NET ASSETS                                             ANNUAL FEE
------------------------                                             ----------
On first $500 million..............................................    1.00%
On next $500 million...............................................    0.90%
Over $1 billion....................................................    0.85%

4) Effective November 1, 2006, HIFSCO agreed to permanently reduce its management fee by 0.10% on the first $500 million of average daily net assets and 0.05% on average daily assets over $500 million. The new schedule will be as follows:

AVERAGE DAILY NET ASSETS                                             ANNUAL FEE
------------------------                                             ----------
On first $500 million..............................................    0.90%
On next $500 million...............................................    0.85%
Over $1 billion....................................................    0.80%

AVERAGE DAILY NET ASSETS                                             ANNUAL FEE
------------------------                                             ----------
On first $500 million..............................................    0.90%
On next $500 million...............................................    0.85%
Over $1 billion....................................................    0.80%

                           SELECT MIDCAP GROWTH FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL FEE
------------------------                                             ----------
On first $500 million..............................................    0.90%
On next $500 million...............................................    0.85%
Over $1 billion....................................................    0.80%

                             SMALL COMPANY FUND(5)

AVERAGE DAILY NET ASSETS                                             ANNUAL FEE
------------------------                                             ----------
On first $250 million..............................................    0.85%
On next $250 million...............................................    0.80%
On next $500 million...............................................    0.75%
On next $500 million...............................................    0.70%
Over $1.5 billion..................................................    0.65%

5) Effective June 12, 2006, HIFSCO agreed to reduce its management fee by adding breakpoints at certain levels. Prior to June 12, 2006, the annual fee was 0.85% on the first $500 million, 0.75% on the next $500 million and 0.70% over $1 billion of average daily net assets.

             GLOBAL LEADERS FUND, INTERNATIONAL OPPORTUNITIES FUND,
                       MIDCAP FUND AND MIDCAP VALUE FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL FEE
------------------------                                             ----------
On first $500 million..............................................    0.85%
On next $500 million...............................................    0.75%
Over $1 billion....................................................    0.70%

                             MIDCAP GROWTH FUND(6)

AVERAGE DAILY NET ASSETS                                             ANNUAL FEE
------------------------                                             ----------
On first $500 million..............................................    0.80%
On next $500 million...............................................    0.75%
Over $1 billion....................................................    0.70%

6) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive management fees until July 31, 2007.

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                           TAX-FREE NATIONAL FUND(7)

AVERAGE DAILY NET ASSETS                                             ANNUAL FEE
------------------------                                             ----------
On first $50 million...............................................    0.80%
On next $4.95 billion..............................................    0.70%
On next $5.0 billion...............................................    0.68%
Over $10 billion...................................................    0.67%

7) Effective November 1, 2006, HIFSCO agreed to voluntarily waive management fees of 0.15% of average total net assets until October 31, 2007.
              CAPITAL APPRECIATION FUND, DISCIPLINED EQUITY FUND,
              EQUITY INCOME FUND(8), STOCK FUND(9) AND VALUE FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL FEE
------------------------                                             ----------
On first $500 million..............................................    0.80%
On next $500 million...............................................    0.70%
Over $1 billion....................................................    0.65%

8) Effective November 1, 2005, HIFSCO agreed to waive management fees of 0.30% of average total net assets until October 31, 2006. Effective November 1, 2006, HIFSCO agreed to waive management fees of 0.10% of average total net assets until October 31, 2007.

9) Effective November 1, 2005, HIFSCO agreed to waive management fees of 0.05% of average total net assets until October 31, 2006. Effective November 1, 2006, HIFSCO agreed to continue the waiver until October 31, 2007.

                            DIVIDEND AND GROWTH FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL FEE
------------------------                                             ----------
On first $500 million..............................................     0.75%
On next $500 million...............................................     0.65%
Over $1 billion....................................................     0.60%

                              HIGH YIELD FUND(10)

AVERAGE DAILY NET ASSETS                                               ANNUAL FEE
------------------------                                               ----------
On first $500 million..............................................       0.75%
On next $500 million...............................................       0.65%
On next $4 billion.................................................       0.60%
On next $5 billion.................................................       0.58%
Over $10 billion...................................................       0.57%

10) Effective November 1, 2005, HIFSCO agreed to waive management fees of 0.15% of average total net assets until October 31, 2006. Effective November 1, 2006, HIFSCO agreed to increase the voluntary waiver of management fees to 0.20% of average total net assets until October 31, 2007.

                              BALANCED INCOME FUND

AVERAGE DAILY NET ASSETS                                               ANNUAL FEE
------------------------                                               ----------
On first $250 million..............................................      0.725%
On next $250 million...............................................      0.700%
On next $500 million...............................................      0.675%
Over $1 billion....................................................      0.650%

                          TAX-FREE MINNESOTA FUND(11)

AVERAGE DAILY NET ASSETS                                               ANNUAL FEE
------------------------                                               ----------
On first $50 million...............................................       0.72%
On next $4.95 billion..............................................       0.70%
On next $5 billion.................................................       0.68%
Over $10 billion...................................................       0.67%

11) Effective November 1, 2006, HIFSCO voluntarily agreed to waive management fees of 0.15% of average total net assets until October 31, 2007.

                               ADVISERS FUND(12)

AVERAGE DAILY NET ASSETS                                               ANNUAL FEE
------------------------                                               ----------
On first $500 million..............................................      0.690%
On next $500 million...............................................      0.625%
Over $1 billion....................................................      0.575%

12) Effective November 1, 2006, HIFSCO voluntarily agreed to waive management fees of 0.05% of average total net assets until October 31, 2007.
                             FLOATING RATE FUND(13)

AVERAGE DAILY NET ASSETS                                               ANNUAL FEE
------------------------                                               ----------
On first $500 million..............................................       0.65%
On next $4.5 billion...............................................       0.60%
On next $5.0 billion...............................................       0.58%
Over $10 billion...................................................       0.57%

13) HIFSCO agreed to waive the management fee through October 31, 2006.

--------------------------------------------------------------------------------

                    INCOME FUND AND INFLATION PLUS FUND(14)

AVERAGE DAILY NET ASSETS                                               ANNUAL FEE
------------------------                                               ----------
On first $500 million..............................................       0.60%
On next $4.5 billion...............................................       0.55%
On next $5.0 billion...............................................       0.53%
Over $10 billion...................................................       0.52%

14) Effective November 1, 2006, HIFSCO agreed to voluntarily waive management fees of 0.10% of average total net assets until October 31, 2007.
                      U.S. GOVERNMENT SECURITIES FUND(15)

AVERAGE DAILY NET ASSETS                                               ANNUAL FEE
------------------------                                               ----------
On first $50 million...............................................       0.80%
On next $4.95 billion..............................................       0.70%
On next $5.0 billion...............................................       0.68%
Over $10 billion...................................................       0.67%

15) Effective November 1, 2006, HIFSCO agreed to permanently reduce its management fee. The new schedule is as follows:

    AVERAGE DAILY NET ASSETS                                             ANNUAL FEE
    ------------------------                                             ----------
    On first $50 million...............................................     0.60%
    On next $450 billion...............................................     0.55%
    On next $4.5 billion...............................................     0.50%
    On next $5.0 billion...............................................     0.48%
    Over $10 billion...................................................     0.47%

                           TOTAL RETURN BOND FUND(16)

AVERAGE DAILY NET ASSETS                                             ANNUAL FEE
------------------------                                             ----------
On first $500 million..............................................     0.65%
On next $500 million...............................................     0.55%
On next $4.0 billion...............................................     0.50%
On next $5.0 billion...............................................     0.48%
Over $10 billion...................................................     0.47%

16) Effective November 1, 2006, HIFSCO agreed to permanently reduced its management fees for this Fund. The new schedule is as follows:

    AVERAGE DAILY NET ASSETS                                             ANNUAL FEE
    ------------------------                                             ----------
    On first $500 million..............................................    0.550%
    On next $500 million...............................................    0.525%
    On next $4.0 billion...............................................    0.500%
    On next $5.0 billion...............................................    0.480%
    Over $10 billion...................................................    0.470%

               SHORT DURATION FUND, TAX-FREE CALIFORNIA FUND AND
                             TAX-FREE NEW YORK FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL FEE
------------------------                                             ----------
On first $500 million..............................................     0.55%
On next $4.5 billion...............................................     0.50%
On next $5.0 billion...............................................     0.48%
Over $10 billion...................................................     0.47%

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                               MONEY MARKET FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL FEE
------------------------                                             ----------
On first $500 million..............................................     0.50%
On next $500 million...............................................     0.45%
On next $4.0 billion...............................................     0.40%
On next $5.0 billion...............................................     0.38%
Over $10 billion...................................................     0.37%

      AGGRESSIVE GROWTH ALLOCATION FUND(17), BALANCED ALLOCATION FUND(17), CONSERVATIVE ALLOCATION FUND(17), GROWTH ALLOCATION FUND(17), INCOME ALLOCATION
 FUND(17), RETIREMENT INCOME FUND(17), TARGET RETIREMENT 2010 FUND(17), TARGET
          RETIREMENT 2020 FUND(17) AND TARGET RETIREMENT 2030 FUND(17)

AVERAGE DAILY NET ASSETS                                             ANNUAL FEE
------------------------                                             ----------
On first $500 million..............................................     0.20%
Over $500 million..................................................     0.15%

17) Effective November 1, 2006, HIFSCO agreed to permanently reduce its management fee. The new schedule is as follows:

    AVERAGE DAILY NET ASSETS                                             ANNUAL FEE
    ------------------------                                             ----------
    On first $500 million..............................................     0.15%
    Over $500 million..................................................     0.10%

b) Distribution and Service Plan for Class A, B, C, H, L, M and N
   Shares -- HIFSCO is the principal underwriter and distributor of the Funds. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2006, the following revenues were received by HIFSCO:

                                                                      FRONT-END LOAD    CONTINGENT DEFERRED
                                                                       SALES CHARGE        SALES CHARGE
                                                                      --------------    -------------------
        Advisers Fund...............................................     $ 1,469              $  560
        Aggressive Growth Allocation Fund...........................       1,777                  85
        Balanced Allocation Fund....................................       5,886                 314
        Balanced Income Fund........................................          36                  --
        Capital Appreciation Fund...................................      50,167               2,326
        Capital Appreciation II Fund................................       4,149                  61
        Conservative Allocation Fund................................         937                  78
        Disciplined Equity Fund.....................................         212                  49
        Dividend and Growth Fund....................................      11,868                 518
        Equity Income Fund..........................................       2,961                  63
        Floating Rate Fund..........................................       5,001                 617
        Focus Fund..................................................          61                  33
        Global Communications Fund..................................         193                   9
        Global Financial Services Fund..............................          65                   7
        Global Health Fund..........................................       1,758                 122
        Global Leaders Fund.........................................         715                  93
        Global Technology Fund......................................         173                  23
        Growth Allocation Fund......................................       5,588                 293
        Growth Fund.................................................       1,181                 171
        Growth Opportunities Fund...................................       3,055                 108
        High Yield Fund.............................................         331                 114
        Income Allocation Fund......................................         246                  38
        Income Fund.................................................         292                  20
        Inflation Plus Fund.........................................         934                 743
        International Capital Appreciation Fund.....................       2,002                  72
        International Opportunities Fund............................         937                  28
        International Small Company Fund............................         610                  14
        MidCap Fund.................................................         350                 447
        MidCap Growth Fund..........................................         268                  --
        MidCap Value Fund...........................................         119                  70
        Money Market Fund...........................................          --                 112
        Retirement Income Fund......................................           5                  --
        Select MidCap Growth Fund...................................           3                  12
        Select MidCap Value Fund....................................         336                  10
        Select SmallCap Growth Fund.................................          49                   2
        Select SmallCap Value Fund..................................           1                  --
        Short Duration Fund.........................................          73                  51
        Small Company Fund..........................................         309                  57

--------------------------------------------------------------------------------

                                                                      FRONT-END LOAD    CONTINGENT DEFERRED
                                                                       SALES CHARGE        SALES CHARGE
                                                                      --------------    -------------------
        SmallCap Growth Fund........................................         669                  76
        Stock Fund..................................................         867                 322
        Target Retirement 2010 Fund.................................           9                  --
        Target Retirement 2020 Fund.................................          27                  --
        Target Retirement 2030 Fund.................................          12                   1
        Tax-Free California Fund....................................          63                   7
        Tax-Free Minnesota Fund.....................................          65                   2
        Tax-Free National Fund......................................         446                  40
        Tax-Free New York Fund......................................           6                   5
        Total Return Bond Fund......................................       4,685                 217
        U.S. Government Securities Fund.............................         186                  72
        Value Fund..................................................         238                  22
        Value Opportunities Fund....................................         879                  60

        The Funds have adopted Distribution and Service Plans in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the Distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, H, L, M and N shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Funds provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of only up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the Distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for service provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the Distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class L has a distribution fee of 0.25% for each Fund. Classes H, M and N have a distribution fee of 1.00% of average daily net assets on an annual basis, to be used to compensate those who sell shares of the fund and pay certain other expenses of selling fund shares. After eight years, Classes H and M shares convert to Class L shares. Upon conversion to Class L shares, the Class L plan described above will apply to those shares.

        The Funds' 12b-1 fees are accrued daily and paid monthly.

        For the year ended October 31, 2006, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Funds' shares were $5,428. These commissions are in turn paid to sales representatives of the broker/dealers.

    c) Operating Expenses -- Allocable expenses incurred by the Funds are allocated to each Fund in proportion to the average daily net assets of each Fund, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the year ended October 31, 2006, HIFSCO has voluntarily limited the total operating expenses of the Class A, B, C, H, I, L, M, N and Y shares of some of the Funds, exclusive of taxes, interest, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

        FUND                          CLASS A    CLASS B    CLASS C    CLASS H    CLASS I**    CLASS L    CLASS M    CLASS N
        ----                          -------    -------    -------    -------    ---------    -------    -------    -------
        Advisers Fund...............   1.18%        NA         NA         NA          NA          NA         NA         NA
        Aggressive Growth Allocation
          Fund*.....................   1.65%      2.30%      2.30%        NA        1.40%         NA         NA         NA
        Balanced Allocation Fund*...   1.45%      2.15%      2.15%        NA        1.20%         NA         NA         NA
        Balanced Income Fund........   1.25%      2.00%      2.00%        NA          NA          NA         NA         NA
        Capital Appreciation Fund...   1.29%        NA         NA         NA        1.04%         NA         NA         NA
        Capital Appreciation II
          Fund......................   1.60%      2.35%      2.35%        NA        1.35%         NA         NA         NA
        Conservative Allocation
          Fund*.....................   1.40%      2.05%      2.05%        NA        1.15%         NA         NA         NA
        Disciplined Equity Fund.....   1.40%      2.15%      2.15%        NA          NA          NA         NA         NA
        Dividend and Growth Fund....   1.25%        NA         NA         NA        1.00%         NA         NA         NA
        Equity Income Fund..........   1.05%        NA         NA         NA        0.80%         NA         NA         NA
        Floating Rate Fund..........     NA         NA         NA         NA          NA          NA         NA         NA
        Focus Fund..................   1.50%      2.25%      2.25%        NA          NA          NA         NA         NA
        Global Communications
          Fund......................   1.15%      1.90%      1.90%        NA          NA          NA         NA         NA
        Global Financial Services
          Fund......................   1.15%      1.90%      1.90%        NA          NA          NA         NA         NA
        Global Health Fund..........   1.60%      2.35%      2.35%        NA        1.35%         NA         NA         NA
        Global Leaders Fund.........   1.48%      2.35%      2.35%        NA          NA          NA         NA         NA
        Global Technology Fund......   1.60%      2.35%      2.35%        NA          NA          NA         NA         NA
        Growth Allocation Fund*.....   1.55%      2.20%      2.20%        NA        1.30%         NA         NA         NA
        Growth Fund.................   1.33%      2.15%      2.15%      2.15%       1.08%       1.45%      2.15%      2.15%
        Growth Opportunities Fund...   1.36%      2.15%      2.15%      2.15%       1.11%       1.45%      2.15%      2.15%
        High Yield Fund.............   1.20%      1.95%      1.95%        NA          NA          NA         NA         NA
        Income Allocation Fund*.....   1.25%      1.95%      1.95%        NA        1.00%         NA         NA         NA

        FUND                          CLASS Y
        ----                          -------
        Advisers Fund...............     NA
        Aggressive Growth Allocation
          Fund*.....................     NA
        Balanced Allocation Fund*...     NA
        Balanced Income Fund........   0.90%
        Capital Appreciation Fund...     NA
        Capital Appreciation II
          Fund......................   1.15%
        Conservative Allocation
          Fund*.....................     NA
        Disciplined Equity Fund.....   1.00%
        Dividend and Growth Fund....     NA
        Equity Income Fund..........     NA
        Floating Rate Fund..........     NA
        Focus Fund..................   1.10%
        Global Communications
          Fund......................   0.75%
        Global Financial Services
          Fund......................   0.75%
        Global Health Fund..........   1.20%
        Global Leaders Fund.........   1.20%
        Global Technology Fund......   1.20%
        Growth Allocation Fund*.....     NA
        Growth Fund.................   1.00%
        Growth Opportunities Fund...   1.00%
        High Yield Fund.............   0.80%
        Income Allocation Fund*.....     NA

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

        FUND                          CLASS A    CLASS B    CLASS C    CLASS H    CLASS I**    CLASS L    CLASS M    CLASS N
        ----                          -------    -------    -------    -------    ---------    -------    -------    -------
        Income Fund.................   0.95%      1.70%      1.70%        NA          NA          NA         NA         NA
        Inflation Plus Fund.........   0.95%      1.70%      1.70%        NA        0.70%         NA         NA         NA
        International Capital
          Appreciation Fund.........   1.60%      2.35%      2.35%        NA        1.35%         NA         NA         NA
        International Opportunities
          Fund......................   1.57%      2.35%      2.35%        NA          NA          NA         NA         NA
        International Small Company
          Fund......................   1.60%      2.35%      2.35%        NA          NA          NA         NA         NA
        MidCap Fund.................   1.37%        NA         NA         NA          NA          NA         NA         NA
        MidCap Growth Fund..........   1.40%      2.20%      2.20%        NA          NA          NA         NA         NA
        MidCap Value Fund...........   1.40%      2.15%      2.15%        NA          NA          NA         NA         NA
        Money Market Fund...........   0.95%      1.70%      1.70%        NA          NA          NA         NA         NA
        Retirement Income Fund*.....   1.25%      2.00%      2.00%        NA          NA          NA         NA         NA
        Select MidCap Growth Fund...   1.50%      2.25%      2.25%        NA          NA          NA         NA         NA
        Select MidCap Value Fund....   1.55%      2.30%      2.30%        NA          NA          NA         NA         NA
        Select SmallCap Growth
          Fund......................   1.65%      2.40%      2.40%        NA          NA          NA         NA         NA
        Select SmallCap Value
          Fund......................   1.60%      2.35%      2.35%        NA          NA          NA         NA         NA
        Short Duration Fund.........   0.90%      1.65%      1.65%        NA          NA          NA         NA         NA
        SmallCap Growth Fund........   1.40%      2.15%      2.15%      2.15%       1.15%       1.25%      2.15%      2.15%
        Small Company Fund..........   1.40%      2.15%      2.15%        NA        1.15%         NA         NA         NA
        Stock Fund..................   1.28%        NA         NA         NA          NA          NA         NA         NA
        Target Retirement 2010
          Fund*.....................   1.30%      2.05%      2.05%        NA          NA          NA         NA         NA
        Target Retirement 2020
          Fund*.....................   1.35%      2.10%      2.10%        NA          NA          NA         NA         NA
        Target Retirement 2030
          Fund*.....................   1.40%      2.15%      2.15%        NA          NA          NA         NA         NA
        Tax-Free California Fund....   0.90%      1.65%      1.65%        NA          NA          NA         NA         NA
        Tax-Free Minnesota Fund.....   0.85%      1.60%      1.60%      1.60%         NA        0.90%      1.60%      1.60%
        Tax-Free National Fund......   1.00%      1.75%      1.75%      1.75%         NA        1.05%      1.75%      1.75%
        Tax-Free New York Fund......   0.85%      1.60%      1.60%        NA          NA          NA         NA         NA
        Total Return Bond Fund......   1.20%      1.95%      1.95%        NA        0.95%         NA         NA         NA
        U.S. Government Securities
          Fund......................   1.15%      1.90%      1.90%      1.90%         NA        1.20%      1.90%      1.90%
        Value Fund..................   1.40%      2.15%      2.15%        NA          NA          NA         NA         NA
        Value Opportunities Fund....   1.40%      2.15%      2.15%      2.15%       1.15%       1.45%      2.15%      2.15%

        FUND                          CLASS Y
        ----                          -------
        Income Fund.................   0.70%
        Inflation Plus Fund.........   0.70%
        International Capital
          Appreciation Fund.........   1.20%
        International Opportunities
          Fund......................   1.20%
        International Small Company
          Fund......................   1.20%
        MidCap Fund.................     NA
        MidCap Growth Fund..........   1.00%
        MidCap Value Fund...........   1.00%
        Money Market Fund...........   0.55%
        Retirement Income Fund*.....   0.95%
        Select MidCap Growth Fund...   1.10%
        Select MidCap Value Fund....   1.15%
        Select SmallCap Growth
          Fund......................   1.20%
        Select SmallCap Value
          Fund......................   1.20%
        Short Duration Fund.........   0.65%
        SmallCap Growth Fund........   1.10%
        Small Company Fund..........   1.00%
        Stock Fund..................     NA
        Target Retirement 2010
          Fund*.....................   1.00%
        Target Retirement 2020
          Fund*.....................   1.05%
        Target Retirement 2030
          Fund*.....................   1.10%
        Tax-Free California Fund....     NA
        Tax-Free Minnesota Fund.....     NA
        Tax-Free National Fund......     NA
        Tax-Free New York Fund......     NA
        Total Return Bond Fund......   0.80%
        U.S. Government Securities
          Fund......................     NA
        Value Fund..................   1.00%
        Value Opportunities Fund....   1.25%

          * Voluntary limitations for total operating expenses for Aggressive Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund, Growth Allocation Fund, Income Allocation Fund, Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund include expenses incurred as the result of investing in other investment companies.
         ** Effective August 31, 2006 through October 31, 2006.
        NA Not applicable.

--------------------------------------------------------------------------------

        Effective November 1, 2006, HIFSCO changed the voluntary limit on the total operating expenses of the Class A, B, C, E, H, I, L, M, N and Y shares of some of the Funds, exclusive of taxes, interest, brokerage commissions, certain distribution expenses and extraordinary expenses. The new expense limitations are as follows:

        FUND                           CLASS A    CLASS B    CLASS C    CLASS E    CLASS I    CLASS L    CLASSES H,M,N    CLASS Y
        ----                           -------    -------    -------    -------    -------    -------    -------------    -------
        Aggressive Growth Allocation
          Fund*......................   1.60%      2.25%      2.25%        NA       1.35%        NA            NA            NA
        Balanced Allocation Fund*....   1.40%      2.10%      2.10%        NA       1.15%        NA            NA            NA
        Conservative Allocation
          Fund*......................   1.35%      2.00%      2.00%        NA       1.10%        NA            NA            NA
        Equity Income Fund...........   1.25%      2.00%      2.00%        NA       1.00%        NA            NA          0.90%
        Floating Rate Fund...........   1.00%      1.75%      1.75%        NA       0.75%        NA            NA          0.75%
        Global Communications Fund...   1.60%      2.35%      2.35%        NA         NA         NA            NA          1.20%
        Global Financial Services
          Fund.......................   1.60%      2.35%      2.35%        NA         NA         NA            NA          1.20%
        Growth Allocation Fund*......   1.50%      2.15%      2.15%        NA       1.25%        NA            NA            NA
        High Yield Fund..............   1.15%      1.90%      1.90%        NA         NA         NA            NA          0.75%
        Income Allocation Fund*......   1.20%      1.90%      1.90%        NA       0.95%        NA            NA            NA
        Inflation Plus Fund..........   0.85%      1.60%      1.60%        NA       0.60%        NA            NA          0.60%
        Retirement Income Fund*......   1.20%      1.95%      1.95%        NA         NA         NA            NA          0.90%
        Stock Fund...................   1.28%        NA         NA         NA         NA         NA            NA            NA
        Target Retirement 2010
          Fund*......................   1.25%      2.00%      2.00%        NA         NA         NA            NA          0.95%
        Target Retirement 2020
          Fund*......................   1.30%      2.05%      2.05%        NA         NA         NA            NA          1.00%
        Target Retirement 2030
          Fund*......................   1.35%      2.10%      2.10%        NA         NA         NA            NA          1.05%
        Tax-Free California Fund.....   0.85%      1.60%      1.60%        NA         NA         NA            NA          0.75%
        Tax-Free Minnesota Fund......   0.85%      1.60%      1.60%      0.75%        NA       0.90%         1.60%         0.75%
        Tax-Free National Fund.......   0.85%      1.60%      1.60%      0.75%        NA       0.90%         1.60%         0.75%
        Total Return Bond Fund.......   1.00%      1.75%      1.75%        NA       0.75%        NA            NA          0.75%
        U.S. Government Securities
          Fund.......................   1.00%      1.75%      1.75%      0.75%        NA       1.00%         1.75%         0.75%

         * Voluntary limitations for total operating expenses for Aggressive Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund, Growth Allocation Fund, Income Allocation Fund, Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund include expenses incurred as the result of investing in other investment companies.

        Effective November 1, 2005, Hartford Administrative Services Company (HASCO) agreed to waive a portion of the transfer agency fees of the Funds, under a voluntary undertaking, to 0.35% of average daily net assets per fiscal year for all A, B and C share classes. This waiver is in addition to the expense limitations listed above.

        Amounts incurred which exceed the above limits, are deducted from expenses and are reported as expense reimbursements or waivers on the accompanying Statements of Operations.

    d) Fees Paid Indirectly -- The Funds have entered into agreements with State Street Global Advisors and Russell Investment Group to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Funds' expenses. In addition, the Funds' custodian bank has agreed to reduce its fees when the Funds maintain cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2006, these amounts are included in the Statement of Operations.

        The ratio of expenses to average net assets in the financial highlights excludes fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

                                                                      YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                                      OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
        FUND                                                             2006           2005           2004
        ----                                                          -----------    -----------    -----------
        ADVISERS FUND
        Class A Shares..............................................     1.11%          1.18%         1.22%
        Class B Shares..............................................     1.90%          1.96%         1.94%
        Class C Shares..............................................     1.81%          1.88%         1.86%
        Class Y Shares..............................................     0.65%          0.73%         0.74%
        AGGRESSIVE GROWTH ALLOCATION FUND
        Class A Shares..............................................     0.72%          0.68%
        Class B Shares..............................................     1.37%          1.33%
        Class C Shares..............................................     1.37%          1.34%
        Class I Shares..............................................     0.48%+

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                      YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                                      OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
        FUND                                                             2006           2005           2004
        ----                                                          -----------    -----------    -----------
        BALANCED ALLOCATION FUND
        Class A Shares..............................................     0.62%          0.60%
        Class B Shares..............................................     1.36%          1.31%
        Class C Shares..............................................     1.36%          1.31%
        Class I Shares..............................................     0.39%+
        BALANCED INCOME FUND
        Class A Shares..............................................     1.25%#
        Class B Shares..............................................     2.00%#
        Class C Shares..............................................     2.00%#
        Class Y Shares..............................................     0.90%#
        CAPITAL APPRECIATION FUND
        Class A Shares..............................................     1.17%          1.22%         1.32%
        Class B Shares..............................................     1.96%          1.99%         2.03%
        Class C Shares..............................................     1.88%          1.91%         1.94%
        Class I Shares..............................................     0.88%+
        Class Y Shares..............................................     0.73%          0.75%         0.76%
        CAPITAL APPRECIATION II FUND
        Class A Shares..............................................     1.59%          1.60%@
        Class B Shares..............................................     2.34%          2.35%@
        Class C Shares..............................................     2.32%          2.35%@
        Class I Shares..............................................     0.80%+
        Class Y Shares..............................................     1.13%          1.15%@
        CONSERVATIVE ALLOCATION FUND
        Class A Shares..............................................     0.63%          0.60%
        Class B Shares..............................................     1.31%          1.26%
        Class C Shares..............................................     1.31%          1.26%
        Class I Shares..............................................     0.41%+
        DISCIPLINED EQUITY FUND
        Class A Shares..............................................     1.39%          1.38%         1.44%
        Class B Shares..............................................     2.07%          2.13%         2.14%
        Class C Shares..............................................     2.09%          2.10%         2.09%
        Class Y Shares..............................................     0.88%          0.89%         0.87%
        DIVIDEND AND GROWTH FUND
        Class A Shares..............................................     1.13%          1.16%         1.22%
        Class B Shares..............................................     1.98%          2.01%         2.03%
        Class C Shares..............................................     1.86%          1.88%         1.89%
        Class I Shares..............................................     0.98%+
        Class Y Shares..............................................     0.70%          0.72%         0.74%
        EQUITY INCOME FUND
        Class A Shares..............................................     1.00%          0.50%         0.56%
        Class B Shares..............................................     1.84%          1.38%         1.36%
        Class C Shares..............................................     1.70%          1.22%         1.19%
        Class I Shares..............................................     0.80%+
        Class Y Shares..............................................     0.57%          0.10%         0.10%
        FLOATING RATE FUND
        Class A Shares..............................................     0.50%
        Class B Shares..............................................     1.35%
        Class C Shares..............................................     1.28%
        Class I Shares..............................................     0.43%+
        Class Y Shares..............................................     0.15%
        FOCUS FUND
        Class A Shares..............................................     1.48%          1.57%         1.59%
        Class B Shares..............................................     2.23%          2.32%         2.32%
        Class C Shares..............................................     2.23%          2.32%         2.25%
        Class Y Shares..............................................     1.05%          1.13%         1.08%
        GLOBAL COMMUNICATIONS FUND
        Class A Shares..............................................     1.11%          1.49%         1.63%
        Class B Shares..............................................     1.73%          2.24%         2.33%
        Class C Shares..............................................     1.85%          2.23%         2.33%
        Class Y Shares..............................................     0.70%          1.04%         1.17%

--------------------------------------------------------------------------------

                                                                      YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                                      OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
        FUND                                                             2006           2005           2004
        ----                                                          -----------    -----------    -----------
        GLOBAL FINANCIAL SERVICES FUND
        Class A Shares..............................................     1.14%          1.48%         1.63%
        Class B Shares..............................................     1.77%          2.25%         2.33%
        Class C Shares..............................................     1.90%          2.25%         2.33%
        Class Y Shares..............................................     0.74%          1.07%         1.18%
        GLOBAL HEALTH FUND
        Class A Shares..............................................     1.60%          1.58%         1.63%
        Class B Shares..............................................     2.31%          2.33%         2.34%
        Class C Shares..............................................     2.31%          2.33%         2.34%
        Class I Shares..............................................     1.14%+
        Class Y Shares..............................................     1.08%          1.06%         1.10%
        GLOBAL LEADERS FUND
        Class A Shares..............................................     1.45%          1.36%         1.53%
        Class B Shares..............................................     2.15%          2.23%         2.26%
        Class C Shares..............................................     2.18%          2.13%         2.15%
        Class Y Shares..............................................     0.91%          0.85%         0.84%
        GLOBAL TECHNOLOGY FUND
        Class A Shares..............................................     1.32%          1.53%         1.60%
        Class B Shares..............................................     1.96%          2.28%         2.30%
        Class C Shares..............................................     2.21%          2.28%         2.30%
        Class Y Shares..............................................     1.17%          1.13%         1.09%
        GROWTH ALLOCATION FUND
        Class A Shares..............................................     0.67%          0.64%
        Class B Shares..............................................     1.32%          1.29%
        Class C Shares..............................................     1.32%          1.29%
        Class I Shares..............................................     0.42%+
        GROWTH FUND
        Class A Shares..............................................     1.31%          1.31%         1.43%
        Class B Shares..............................................     2.08%          2.13%         2.13%
        Class C Shares..............................................     2.00%          2.03%         2.05%
        Class H Shares..............................................     1.78%          1.79%         1.80%
        Class I Shares..............................................     0.89%+
        Class L Shares..............................................     1.03%          1.04%         1.05%
        Class M Shares..............................................     1.78%          1.79%         1.80%
        Class N Shares..............................................     1.78%          1.79%         1.80%
        Class Y Shares..............................................     0.81%          0.83%         0.85%
        GROWTH OPPORTUNITIES FUND
        Class A Shares..............................................     1.18%          1.30%         1.40%
        Class B Shares..............................................     2.05%          2.08%         2.10%
        Class C Shares..............................................     2.05%          2.07%         2.06%
        Class H Shares..............................................     1.79%          1.77%         1.78%
        Class I Shares..............................................     1.11%+
        Class L Shares..............................................     1.04%          1.02%         1.03%
        Class M Shares..............................................     1.79%          1.77%         1.78%
        Class N Shares..............................................     1.79%          1.77%         1.78%
        Class Y Shares..............................................     0.81%          0.82%         0.77%
        Class Z Shares..............................................     0.79%          0.77%         0.78%
        HIGH YIELD FUND
        Class A Shares..............................................     1.20%          1.33%
        Class B Shares..............................................     1.94%          2.10%
        Class C Shares..............................................     1.89%          2.00%
        Class Y Shares..............................................     0.73%          0.87%
        INCOME ALLOCATION FUND
        Class A Shares..............................................     0.61%          0.56%
        Class B Shares..............................................     1.31%          1.26%
        Class C Shares..............................................     1.31%          1.26%
        Class I Shares..............................................     0.37%+
        INCOME FUND
        Class A Shares..............................................     0.95%          0.95%
        Class B Shares..............................................     1.70%          1.70%
        Class C Shares..............................................     1.70%          1.70%
        Class Y Shares..............................................     0.70%          0.70%

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                      YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                                      OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
        FUND                                                             2006           2005           2004
        ----                                                          -----------    -----------    -----------
        INFLATION PLUS FUND
        Class A Shares..............................................     0.95%          0.95%
        Class B Shares..............................................     1.70%          1.70%
        Class C Shares..............................................     1.70%          1.70%
        Class I Shares..............................................     0.70%+
        Class Y Shares..............................................     0.68%          0.68%
        INTERNATIONAL CAPITAL APPRECIATION FUND
        Class A Shares..............................................     1.56%          1.53%         1.59%
        Class B Shares..............................................     2.26%          2.28%         2.29%
        Class C Shares..............................................     2.31%          2.28%         2.28%
        Class I Shares..............................................     1.35%+
        Class Y Shares..............................................     1.12%          1.13%         1.05%
        INTERNATIONAL OPPORTUNITIES FUND
        Class A Shares..............................................     1.54%          1.52%         1.60%
        Class B Shares..............................................     2.12%          2.30%         2.30%
        Class C Shares..............................................     2.30%          2.30%         2.30%
        Class Y Shares..............................................     0.99%          1.01%         1.03%
        INTERNATIONAL SMALL COMPANY FUND
        Class A Shares..............................................     1.58%          1.55%         1.60%
        Class B Shares..............................................     2.22%          2.30%         2.30%
        Class C Shares..............................................     2.33%          2.30%         2.29%
        Class Y Shares..............................................     1.18%          1.15%         1.15%
        MIDCAP FUND
        Class A Shares..............................................     1.25%          1.28%         1.36%
        Class B Shares..............................................     2.01%          2.06%         2.10%
        Class C Shares..............................................     1.93%          1.97%         2.00%
        Class Y Shares..............................................     0.78%          0.81%         0.84%
        MIDCAP GROWTH FUND
        Class A Shares..............................................     1.20%#
        Class B Shares..............................................     2.05%#
        Class C Shares..............................................     2.07%#
        Class Y Shares..............................................     0.79%#
        MIDCAP VALUE FUND
        Class A Shares..............................................     1.39%          1.38%         1.43%
        Class B Shares..............................................     2.14%          2.13%         2.13%
        Class C Shares..............................................     2.14%          2.13%         2.13%
        Class Y Shares..............................................     0.93%          0.94%         0.88%
        MONEY MARKET FUND
        Class A Shares..............................................     0.95%          0.95%
        Class B Shares..............................................     1.70%          1.70%
        Class C Shares..............................................     1.70%          1.70%
        Class Y Shares..............................................     0.55%          0.55%
        RETIREMENT INCOME FUND
        Class A Shares..............................................     0.54%
        Class B Shares..............................................     1.30%
        Class C Shares..............................................     1.30%
        Class Y Shares..............................................     0.24%
        SELECT MIDCAP GROWTH FUND
        Class A Shares..............................................     1.48%          1.49%*
        Class B Shares..............................................     2.09%          2.24%*
        Class C Shares..............................................     2.23%          2.24%*
        Class Y Shares..............................................     1.08%          1.09%*
        SELECT MIDCAP VALUE FUND
        Class A Shares..............................................     1.50%          1.54%@
        Class B Shares..............................................     2.25%          2.29%@
        Class C Shares..............................................     2.25%          2.29%@
        Class Y Shares..............................................     1.11%          1.14%@
        SELECT SMALLCAP GROWTH FUND
        Class A Shares..............................................     1.65%
        Class B Shares..............................................     2.39%
        Class C Shares..............................................     2.39%
        Class Y Shares..............................................     1.17%

--------------------------------------------------------------------------------

                                                                      YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                                      OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
        FUND                                                             2006           2005           2004
        ----                                                          -----------    -----------    -----------
        SELECT SMALLCAP VALUE FUND
        Class A Shares..............................................     1.60%#
        Class B Shares..............................................     2.35%#
        Class C Shares..............................................     2.35%#
        Class Y Shares..............................................     1.20%#
        SHORT DURATION FUND
        Class A Shares..............................................     0.90%          0.90%
        Class B Shares..............................................     1.65%          1.65%
        Class C Shares..............................................     1.65%          1.65%
        Class Y Shares..............................................     0.65%          0.65%
        SMALL COMPANY FUND
        Class A Shares..............................................     1.37%          1.35%         1.40%
        Class B Shares..............................................     2.12%          2.10%         2.10%
        Class C Shares..............................................     2.11%          2.10%         2.10%
        Class Y Shares..............................................     0.91%          0.92%         0.94%
        Class I Shares..............................................     1.08%+
        SMALLCAP GROWTH FUND
        Class A Shares..............................................     1.34%          1.38%         1.44%
        Class B Shares..............................................     2.00%          2.13%         2.14%
        Class C Shares..............................................     2.13%          2.13%         2.14%
        Class H Shares..............................................     1.88%          1.95%         1.97%
        Class I Shares..............................................     1.15%+
        Class L Shares..............................................     1.13%          1.20%         1.42%
        Class M Shares..............................................     1.88%          1.95%         1.97%
        Class N Shares..............................................     1.88%          1.95%         1.97%
        Class Y Shares..............................................     0.90%          0.97%         1.02%
        STOCK FUND
        Class A Shares..............................................     1.26%          1.31%         1.42%
        Class B Shares..............................................     2.10%          2.21%         2.18%
        Class C Shares..............................................     2.01%          2.07%         2.03%
        Class Y Shares..............................................     0.76%          0.82%         0.80%
        TARGET RETIREMENT 2010 FUND
        Class A Shares..............................................     0.54%
        Class B Shares..............................................     1.29%
        Class C Shares..............................................     1.30%
        Class Y Shares..............................................     0.23%
        TARGET RETIREMENT 2020 FUND
        Class A Shares..............................................     0.53%
        Class B Shares..............................................     1.29%
        Class C Shares..............................................     1.30%
        Class Y Shares..............................................     0.22%
        TARGET RETIREMENT 2030 FUND
        Class A Shares..............................................     0.53%
        Class B Shares..............................................     1.24%
        Class C Shares..............................................     1.10%
        Class Y Shares..............................................     0.20%
        TAX-FREE CALIFORNIA FUND
        Class A Shares..............................................     0.89%          0.89%
        Class B Shares..............................................     1.64%          1.64%
        Class C Shares..............................................     1.64%          1.64%
        TAX-FREE MINNESOTA FUND
        Class A Shares..............................................     0.84%          0.84%
        Class B Shares..............................................     1.56%          1.59%
        Class C Shares..............................................     1.56%          1.59%
        Class E Shares..............................................     0.82%          0.87%
        Class H Shares..............................................     1.56%          1.59%
        Class L Shares..............................................     0.86%          0.89%
        Class M Shares..............................................     1.56%          1.59%
        Class N Shares..............................................     1.56%          1.59%
        Class Y Shares..............................................     0.83%          0.90%

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                      YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                                      OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
        FUND                                                             2006           2005           2004
        ----                                                          -----------    -----------    -----------
        TAX-FREE NATIONAL FUND
        Class A Shares..............................................     1.00%          1.01%
        Class B Shares..............................................     1.75%          1.75%
        Class C Shares..............................................     1.75%          1.75%
        Class E Shares..............................................     0.88%          0.91%
        Class H Shares..............................................     1.74%          1.75%
        Class L Shares..............................................     1.05%          1.05%
        Class M Shares..............................................     1.75%          1.75%
        Class N Shares..............................................     1.75%          1.75%
        Class Y Shares..............................................     0.89%          0.98%
        TAX-FREE NEW YORK FUND
        Class A Shares..............................................     0.83%          0.84%
        Class B Shares..............................................     1.58%          1.59%
        Class C Shares..............................................     1.58%          1.59%
        TOTAL RETURN BOND FUND
        Class A Shares..............................................     1.19%          1.20%
        Class B Shares..............................................     1.95%          1.95%
        Class C Shares..............................................     1.86%          1.87%
        Class I Shares..............................................     0.91%+
        Class Y Shares..............................................     0.70%          0.74%
        U.S. GOVERNMENT SECURITIES FUND
        Class A Shares..............................................     1.15%          1.15%
        Class B Shares..............................................     1.90%          1.90%
        Class C Shares..............................................     1.90%          1.90%
        Class E Shares..............................................     0.83%          0.83%
        Class H Shares..............................................     1.83%          1.82%
        Class L Shares..............................................     1.08%          1.08%
        Class M Shares..............................................     1.83%          1.82%
        Class N Shares..............................................     1.83%          1.82%
        Class Y Shares..............................................     0.83%          0.86%
        VALUE FUND
        Class A Shares..............................................     1.37%          1.39%         1.44%
        Class B Shares..............................................     2.12%          2.14%         2.14%
        Class C Shares..............................................     2.14%          2.14%         2.14%
        Class Y Shares..............................................     0.91%          0.92%         0.90%
        VALUE OPPORTUNITIES FUND
        Class A Shares..............................................     1.39%          1.39%         1.44%
        Class B Shares..............................................     2.11%          2.14%         2.15%
        Class C Shares..............................................     2.14%          2.14%         2.15%
        Class H Shares..............................................     1.96%          2.05%         2.14%
        Class I Shares..............................................     1.15%+
        Class L Shares..............................................     1.22%          1.30%         1.41%
        Class M Shares..............................................     1.97%          2.05%         2.14%
        Class N Shares..............................................     1.97%          2.05%         2.14%
        Class Y Shares..............................................     0.99%          1.06%         1.15%

        * From (commencement of operations) January 1, 2005, through October 31, 2005.
        @ From (commencement of operations) April 29, 2005, through October 31, 2005.
        # From (commencement of operations) July 31, 2006, through October 31, 2006.
        + From (commencement of operations) August 31, 2006, through October 31, 2006.

    e) Accounting Services Agreement -- Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Co. (HLIC) and the Funds, HLIC provides accounting services to the Funds and received monthly compensation at the annual rate of 0.02% of each Fund's Class A, B, C, I and Y average daily net assets. Effective January 1, 2006, the rate was reduced to 0.015%, except for Aggressive Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund, Growth Allocation Fund, Income Allocation Fund which pay a fee of 0.01% of each Fund's Class A, B, C and I average daily net assets; and Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund, and Target Retirement 2030 Fund which pay a fee of 0.01% of each Fund's Class A, B, C and Y average daily net assets. The Fund's accounting services fees are accrued daily and paid monthly.

    f) Other Related Party Transactions -- The Hartford provided certain legal services to the Funds, for which the Funds were charged $107 for the year ended October 31, 2006. Certain officers of the Funds are directors and/or officers of HIFSCO, Hartford Investment Management and/or The Hartford or its subsidiaries. For the year ended October 31, 2006, a portion of the Funds' chief compliance officer's salary was paid by the Funds in the amount of $19. The payment is included in the Board of Director's fees on the Funds' Statement of Operations. HASCO, a wholly

--------------------------------------------------------------------------------

owned subsidiary of The Hartford, provides transfer agent services to the Funds. HASCO was compensated $63,806 for providing such services. The Funds accrue these fees daily and pay monthly.

4.  AFFILIATE HOLDINGS:

    As of October 31, 2006, affiliates of The Hartford had ownership of shares in the Funds as follows:

        FUND                                                          CLASS A    CLASS B    CLASS C    CLASS I    CLASS Y
        ----                                                          -------    -------    -------    -------    -------
        Aggressive Growth Allocation Fund...........................      --        --         --          1         --
        Balanced Allocation Fund....................................      --        --         --          1         --
        Balanced Income Fund........................................     945        25         25         --         10
        Capital Appreciation Fund...................................      --        --         --           Y        --
        Capital Appreciation II Fund................................      --        --         --          1          9
        Conservative Allocation Fund................................      --        --         --          1         --
        Dividend and Growth Fund....................................      --        --         --           Y        --
        Equity Income Fund..........................................      --        --         --          1         --
        Floating Rate Fund..........................................      --        --         --          1         --
        Global Health Fund..........................................      --        --         --          1         --
        Global Financial Services Fund..............................     575        --         --         --         --
        Growth Allocation Fund......................................      --        --         --          1         --
        Growth Fund.................................................      --        --         --          1         --
        Growth Opportunities Fund...................................      --        --         --           Y        --
        Income Allocation Fund......................................      --        --         --          1         --
        Inflation Plus Fund.........................................      --        --         --          1         --
        International Capital Appreciation Fund.....................      --        --         --          1         --
        MidCap Growth Fund..........................................     940        25         25         --         10
        Retirement Income Fund......................................      27        12         12         --         12
        Select MidCap Growth Fund...................................     545        20         20         --         20
        Select MidCap Value Fund....................................   1,381        51         51         --         51
        Select SmallCap Growth Fund.................................     540        20         20         --         20
        Select SmallCap Value Fund..................................   1,440        25         25         --         10
        Small Company Fund..........................................     475        --         --           Y        --
        SmallCap Growth Fund........................................      --        --         --           Y        --
        Target Retirement 2010 Fund.................................      24        14         14         --         14
        Target Retirement 2020 Fund.................................       8         1          1         --          1
        Target Retirement 2030 Fund.................................       8         3          3         --          3
        Tax-Free California Fund....................................     819        --         --         --         NA
        Tax-Free Minnesota Fund.....................................      --        --         --         --          1
        Tax-Free National Fund......................................      --        --         --         --          1
        Tax-Free New York Fund......................................     936       114        114         --         NA
        Total Return Bond Fund......................................      --        --         --          1         --
        U.S. Government Securities Fund.............................      --        --         --         --          1
        Value Opportunities Fund....................................      --        --         --          1         --

        Y Due to the presentation of the financial statements in thousands, the number of shares held round to zero.
        NA Not applicable

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

5.  INVESTMENT TRANSACTIONS:

    For the period ended October 31, 2006, the cost of purchases and proceeds from sales of securities for Money Market Fund were $2,591,899 and $2,570,423, respectively. The cost of purchases and proceeds from sales of securities (excluding short-term investments) for the other portfolios were as follows:

                                                             COST OF
                                                            PURCHASES       SALES PROCEEDS         COST OF        SALES PROCEEDS
                                                            EXCLUDING          EXCLUDING        PURCHASES FOR           FOR
                                                         U.S. GOVERNMENT    U.S. GOVERNMENT    U.S. GOVERNMENT    U.S. GOVERNMENT
        FUND                                               OBLIGATIONS        OBLIGATIONS        OBLIGATIONS        OBLIGATIONS
        ----                                             ---------------    ---------------    ---------------    ---------------
        Advisers Fund..................................    $ 1,610,655        $1,917,747         $  197,421         $  289,599
        Aggressive Growth Allocation Fund..............         94,424            24,808                 --                 --
        Balanced Allocation Fund.......................        344,279           100,315                 --                 --
        Balanced Income Fund...........................         12,171               743                166                161
        Capital Appreciation Fund......................     10,680,586         8,560,968                 --                 --
        Capital Appreciation II Fund...................        466,026           228,564                 --                 --
        Conservative Allocation Fund...................         70,622            41,327                 --                 --
        Disciplined Equity Fund........................        282,506           268,787                 --                 --
        Dividend and Growth Fund.......................        970,419           867,622                 --                 --
        Equity Income Fund.............................        212,199           124,210                 --                 --
        Floating Rate Fund.............................      2,621,322           397,642                 --                 --
        Focus Fund.....................................         92,901           113,719                 --                 --
        Global Communications Fund.....................         31,796            28,727                 --                 --
        Global Financial Services Fund.................         17,644            12,139                 --                 --
        Global Health Fund.............................        299,428           177,217                 --                 --
        Global Leaders Fund............................        874,355           924,535                 --                 --
        Global Technology Fund.........................         82,081            83,148                 --                 --
        Growth Allocation Fund.........................        306,144            75,545                 --                 --
        Growth Fund....................................      1,215,035         1,150,984                 --                 --
        Growth Opportunities Fund......................      1,599,601         1,428,040                 --                 --
        High Yield Fund................................        435,409           455,857                 --                 --
        Income Allocation Fund.........................         20,510            13,504                 --                 --
        Income Fund....................................        141,417            84,282             40,112             42,606
        Inflation Plus Fund............................        124,999            45,230          1,676,923          1,899,124
        International Capital Appreciation Fund........        524,348           494,260                 --                 --
        International Opportunities Fund...............        280,653           214,593                 --                 --
        International Small Company Fund...............        197,641           165,767                 --                 --
        MidCap Fund....................................      2,428,643         2,707,518                 --                 --
        MidCap Growth Fund.............................         21,765            11,568
        MidCap Value Fund..............................        183,174           252,603                 --                 --
        Retirement Income Fund.........................            966               173                 --                 --
        Select MidCap Growth Fund......................         78,866            45,050                 --                 --
        Select MidCap Value Fund.......................         72,419            31,337                 --                 --
        Select SmallCap Growth Fund....................         11,032             5,108                 --                 --
        Select SmallCap Value Fund.....................         16,831             1,471
        Short Duration Fund............................        115,012            96,741             38,818             54,859
        Small Company Fund.............................        643,618           607,896                 --                 --
        SmallCap Growth Fund...........................        538,622           361,155                 --                 --
        Stock Fund.....................................      1,375,745         1,637,913                 --                 --
        Target Retirement 2010 Fund....................          2,437               102                 --                 --
        Target Retirement 2020 Fund....................          2,679               176                 --                 --
        Target Retirement 2030 Fund....................          2,224               113                 --                 --
        Tax-Free California Fund.......................         10,393               417                 --                 --
        Tax-Free Minnesota Fund........................          5,367             6,803                 --                 --
        Tax-Free National Fund.........................         40,277            15,140                 --                 --
        Tax-Free New York Fund.........................          3,685             3,643                 --                 --
        Total Return Bond Fund.........................      2,431,424         2,270,684          1,842,551          1,844,362
        U.S. Government Securities Fund................        147,534           157,361            187,615            210,028
        Value Fund.....................................         79,154            73,703                 --                 --
        Value Opportunities Fund.......................        167,844           148,022                 --                 --

--------------------------------------------------------------------------------

6.  CAPITAL SHARE TRANSACTIONS:

    The following information is for the periods ended October 31, 2006 and 2005:

                                                             SHARES ISSUED FOR
                                     SHARES SOLD           REINVESTED DIVIDENDS
                               ------------------------    ---------------------
                                  2006          2005         2006         2005
                               ----------    ----------    ---------    --------
    ADVISERS FUND:
    Class A Shares...........       5,913         6,088       1,293       1,779
           Amount............  $   94,790    $   91,820    $ 20,524     $26,792
    Class B Shares...........         706         1,086         244         378
           Amount............  $   11,190    $   16,184    $  3,830     $ 5,650
    Class C Shares...........         595           564         153         236
           Amount............  $    9,531    $    8,492    $  2,436     $ 3,550
    Class Y Shares...........         102           126          24          23
           Amount............  $    1,645    $    1,907    $    381     $   344
    AGGRESSIVE GROWTH
    ALLOCATION FUND:
    Class A Shares...........       4,899         4,667          42           3
           Amount............  $   61,480    $   52,239    $    510     $    34
    Class B Shares...........       1,044         1,490           3          --
           Amount............  $   13,071    $   16,492    $     36     $     1
    Class C Shares...........       2,047         3,009           5          --
           Amount............  $   25,510    $   33,325    $     55     $     2
    Class I Shares...........           1            --          --          --
           Amount............  $       10    $       --    $     --     $    --
    BALANCED ALLOCATION FUND:
    Class A Shares...........      19,071        19,911         584         164
           Amount............  $  220,432    $  214,294    $  6,675     $ 1,783
    Class B Shares...........       3,455         5,297          95          15
           Amount............  $   39,827    $   56,712    $  1,083     $   166
    Class C Shares...........       6,694         7,706         123          20
           Amount............  $   77,177    $   82,665    $  1,397     $   215
    Class I Shares...........          30            --          --          --
           Amount............  $      354    $       --    $     --     $    --
    BALANCED INCOME FUND
    Class A Shares...........       1,099            --           6          --
           Amount............  $   11,040    $       --    $     56     $    --
    Class B Shares...........          29            --          --          --
           Amount............  $      293    $       --    $      1     $    --
    Class C Shares...........          40            --          --          --
           Amount............  $      396    $       --    $      1     $    --
    Class Y Shares...........          10            --          --          --
           Amount............  $      100    $       --    $      1     $    --
    CAPITAL APPRECIATION
    FUND:
    Class A Shares...........      84,017        52,233      14,870          --
           Amount............  $3,124,042    $1,777,216    $506,913     $    --
    Class B Shares...........       8,674         6,556       4,950          --
           Amount............  $  296,102    $  207,239    $155,430     $    --
    Class C Shares...........      29,995        14,201       5,348          --
           Amount............  $1,028,852    $  452,151    $168,448     $    --
    Class I Shares...........         131            --          --          --
           Amount............  $    5,082    $       --    $     --     $    --
    Class Y Shares...........       3,241         3,153         605          --
           Amount............  $  127,775    $  111,884    $ 21,836     $    --

                                                           NET INCREASE (DECREASE)
                                   SHARES REDEEMED                OF SHARES
                               ------------------------    ------------------------
                                  2006          2005          2006          2005
                               -----------    ---------    ----------    ----------
    ADVISERS FUND:
    Class A Shares...........      (20,561)     (33,823)      (13,355)      (25,956)
           Amount............  $  (328,675)   $(511,587)   $ (213,361)   $ (392,975)
    Class B Shares...........       (9,117)     (10,823)       (8,167)       (9,359)
           Amount............  $  (144,469)   $(161,821)   $ (129,449)   $ (139,987)
    Class C Shares...........       (4,156)      (8,691)       (3,408)       (7,891)
           Amount............  $   (66,459)   $(130,715)   $  (54,492)   $ (118,673)
    Class Y Shares...........          (68)         (82)           58            67
           Amount............  $    (1,097)   $  (1,239)   $      929    $    1,012
    AGGRESSIVE GROWTH
    ALLOCATION FUND:
    Class A Shares...........       (1,216)        (798)        3,725         3,872
           Amount............  $   (15,270)   $  (9,056)   $   46,720    $   43,217
    Class B Shares...........         (278)        (156)          769         1,334
           Amount............  $    (3,471)   $  (1,761)   $    9,636    $   14,732
    Class C Shares...........         (965)        (655)        1,087         2,354
           Amount............  $   (11,848)   $  (7,537)   $   13,717    $   25,790
    Class I Shares...........           --           --             1            --
           Amount............  $        --    $      --    $       10    $       --
    BALANCED ALLOCATION FUND:
    Class A Shares...........       (5,910)      (2,593)       13,745        17,482
           Amount............  $   (68,331)   $ (28,312)   $  158,776    $  187,765
    Class B Shares...........       (1,092)        (496)        2,458         4,816
           Amount............  $   (12,605)   $  (5,352)   $   28,305    $   51,526
    Class C Shares...........       (1,987)      (1,230)        4,830         6,496
           Amount............  $   (22,926)   $ (13,269)   $   55,648    $   69,611
    Class I Shares...........           (1)          --            29            --
           Amount............  $        (6)   $      --    $      348    $       --
    BALANCED INCOME FUND
    Class A Shares...........           --           --         1,105            --
           Amount............  $        (2)   $      --    $   11,094    $       --
    Class B Shares...........           --           --            29            --
           Amount............  $        (1)   $      --    $      293    $       --
    Class C Shares...........           (1)          --            39            --
           Amount............  $       (10)   $      --    $      387    $       --
    Class Y Shares...........           --           --            10            --
           Amount............  $        --    $      --    $      101    $       --
    CAPITAL APPRECIATION
    FUND:
    Class A Shares...........      (30,418)     (22,397)       68,469        29,836
           Amount............  $(1,131,379)   $(767,171)   $2,499,576    $1,010,045
    Class B Shares...........      (10,212)      (8,132)        3,412        (1,576)
           Amount............  $  (346,891)   $(261,148)   $  104,641    $  (53,909)
    Class C Shares...........       (7,758)      (6,955)       27,585         7,246
           Amount............  $  (265,307)   $(221,286)   $  931,993    $  230,865
    Class I Shares...........           --           --           131            --
           Amount............  $        --    $      --    $    5,082    $       --
    Class Y Shares...........         (400)        (388)        3,446         2,765
           Amount............  $   (15,793)   $ (14,238)   $  133,818    $   97,646

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                             SHARES ISSUED FOR
                                     SHARES SOLD           REINVESTED DIVIDENDS
                               ------------------------    ---------------------
                                  2006          2005         2006         2005
                               ----------    ----------    ---------    --------
    CAPITAL APPRECIATION II
    FUND:
    Class A Shares...........      15,712         5,323          68          --
           Amount............  $  195,318    $   57,024    $    756     $    --
    Class B Shares...........       1,831           589           8          --
           Amount............  $   22,555    $    6,345    $     89     $    --
    Class C Shares...........       6,194         1,792          23          --
           Amount............  $   76,372    $   19,422    $    261     $    --
    Class I Shares...........         252            --          --          --
           Amount............  $    3,204    $       --    $     --     $    --
    Class Y Shares...........          --            30          --          --
           Amount............  $       --    $      300    $      5     $    --
    CONSERVATIVE ALLOCATION
    FUND:
    Class A Shares...........       4,226         5,061         244          73
           Amount............  $   45,809    $   53,341    $  2,610     $   776
    Class B Shares...........         781         1,057          44          10
           Amount............  $    8,456    $   11,098    $    476     $   109
    Class C Shares...........       2,288         3,289          78          21
           Amount............  $   24,716    $   34,653    $    832     $   217
    Class I Shares...........           1            --          --          --
           Amount............  $       10    $       --    $     --     $    --
    DISCIPLINED EQUITY FUND:
    Class A Shares...........         935         1,341          24         153
           Amount............  $   11,655    $   15,365    $    299     $ 1,755
    Class B Shares...........         149           238          --           2
           Amount............  $    1,770    $    2,623    $     --     $    23
    Class C Shares...........          70           145          --           4
           Amount............  $      842    $    1,606    $     --     $    39
    Class Y Shares...........       5,783         4,983          45          29
           Amount............  $   73,790    $   59,052    $    573     $   346
    DIVIDEND AND GROWTH FUND:
    Class A Shares...........      21,843        20,127       5,992       2,427
           Amount............  $  433,830    $  377,916    $113,149     $45,020
    Class B Shares...........       2,428         3,042         816         268
           Amount............  $   47,610    $   56,232    $ 15,076     $ 4,853
    Class C Shares...........       2,192         2,119         679         245
           Amount............  $   43,037    $   39,143    $ 12,532     $ 4,444
    Class I Shares...........          --            --          --          --
           Amount............  $       10    $       --    $     --     $    --
    Class Y Shares...........       1,165         2,396         327         120
           Amount............  $   23,005    $   45,265    $  6,264     $ 2,257
    EQUITY INCOME FUND:
    Class A Shares...........      10,053        15,486         810         589
           Amount............  $  131,486    $  185,634    $ 10,337     $ 7,058
    Class B Shares...........         719         1,443          45          32
           Amount............  $    9,425    $   17,256    $    564     $   380
    Class C Shares...........         798         1,095          66          61
           Amount............  $   10,592    $   13,124    $    830     $   735
    Class I Shares...........           8            --          --          --
           Amount............  $      106    $       --    $     --     $    --
    Class Y Shares...........         823            47           5           2
           Amount............  $   10,950    $      574    $     60     $    17

                                                           NET INCREASE (DECREASE)
                                   SHARES REDEEMED                OF SHARES
                               ------------------------    ------------------------
                                  2006          2005          2006          2005
                               -----------    ---------    ----------    ----------
    CAPITAL APPRECIATION II
    FUND:
    Class A Shares...........       (2,554)        (176)       13,226         5,147
           Amount............  $   (31,236)   $  (1,941)   $  164,838    $   55,083
    Class B Shares...........         (168)         (14)        1,671           575
           Amount............  $    (2,061)   $    (155)   $   20,583    $    6,190
    Class C Shares...........         (468)         (26)        5,749         1,766
           Amount............  $    (5,716)   $    (281)   $   70,917    $   19,141
    Class I Shares...........           --           --           252            --
           Amount............  $        (1)   $      --    $    3,203    $       --
    Class Y Shares...........          (21)          --           (21)           30
           Amount............  $      (259)   $      --    $     (254)   $      300
    CONSERVATIVE ALLOCATION
    FUND:
    Class A Shares...........       (2,764)      (1,765)        1,706         3,369
           Amount............  $   (29,932)   $ (18,790)   $   18,487    $   35,327
    Class B Shares...........         (338)        (179)          487           888
           Amount............  $    (3,670)   $  (1,887)   $    5,262    $    9,320
    Class C Shares...........       (1,727)      (1,764)          639         1,546
           Amount............  $   (18,742)   $ (18,469)   $    6,806    $   16,401
    Class I Shares...........           --           --             1            --
           Amount............  $        --    $      --    $       10    $       --
    DISCIPLINED EQUITY FUND:
    Class A Shares...........       (4,408)      (6,267)       (3,449)       (4,773)
           Amount............  $   (54,869)   $ (72,432)   $  (42,915)   $  (55,312)
    Class B Shares...........         (841)      (1,069)         (692)         (829)
           Amount............  $    (9,997)   $ (11,782)   $   (8,227)   $   (9,136)
    Class C Shares...........         (737)      (1,167)         (667)       (1,018)
           Amount............  $    (8,780)   $ (12,840)   $   (7,938)   $  (11,195)
    Class Y Shares...........          (70)         (65)        5,758         4,947
           Amount............  $      (884)   $    (775)   $   73,479    $   58,623
    DIVIDEND AND GROWTH FUND:
    Class A Shares...........      (16,022)     (15,420)       11,813         7,134
           Amount............  $  (316,783)   $(291,171)   $  230,196    $  131,765
    Class B Shares...........       (4,214)      (3,265)         (970)           45
           Amount............  $   (82,135)   $ (60,699)   $  (19,449)   $      386
    Class C Shares...........       (2,804)      (3,265)           67          (901)
           Amount............  $   (54,455)   $ (60,506)   $    1,114    $  (16,919)
    Class I Shares...........           --           --            --            --
           Amount............  $        --    $      --    $       10    $       --
    Class Y Shares...........       (1,299)        (413)          193         2,103
           Amount............  $   (25,711)   $  (7,961)   $    3,558    $   39,561
    EQUITY INCOME FUND:
    Class A Shares...........       (4,434)      (3,468)        6,429        12,607
           Amount............  $   (57,353)   $ (41,777)   $   84,470    $  150,915
    Class B Shares...........         (489)        (296)          275         1,179
           Amount............  $    (6,321)   $  (3,561)   $    3,668    $   14,075
    Class C Shares...........         (886)        (641)          (22)          515
           Amount............  $   (11,291)   $  (7,689)   $      131    $    6,170
    Class I Shares...........           --           --             8            --
           Amount............  $        --    $      --    $      106    $       --
    Class Y Shares...........         (354)         (17)          474            32
           Amount............  $    (4,966)   $    (205)   $    6,044    $      386

--------------------------------------------------------------------------------

                                     SHARES SOLD
                               ------------------------

                                  2006          2005
                               ----------    ----------
    FLOATING RATE FUND:
    Class A Shares...........     176,071        19,092
           Amount............  $1,783,858    $  192,854
    Class B Shares...........       3,969           595
           Amount............  $   40,179    $    5,996
    Class C Shares...........      77,439         9,381
           Amount............  $  783,956    $   94,747
    Class I Shares...........       6,294            --
           Amount............  $   63,716    $       --
    Class Y Shares...........       3,878         1,056
           Amount............  $   39,234    $   10,662
    FOCUS FUND:
    Class A Shares...........         275           314
           Amount............  $    2,936    $    3,040
    Class B Shares...........          58            64
           Amount............  $      602    $      612
    Class C Shares...........          62           104
           Amount............  $      640    $      981
    Class Y Shares...........           9            28
           Amount............  $       98    $      283
    GLOBAL COMMUNICATIONS
    FUND:
    Class A Shares...........       1,932         1,099
           Amount............  $   14,513    $    7,313
    Class B Shares...........         234           212
           Amount............  $    1,718    $    1,361
    Class C Shares...........         429           223
           Amount............  $    3,120    $    1,450
    Class Y Shares...........          61            62
           Amount............  $      460    $      410
    GLOBAL FINANCIAL SERVICES
    FUND:
    Class A Shares...........         469           143
           Amount............  $    6,307    $    1,582
    Class B Shares...........          58            25
           Amount............  $      737    $      271
    Class C Shares...........         103            66
           Amount............  $    1,335    $      741
    Class Y Shares...........           9             7
           Amount............  $      128    $       74
    GLOBAL HEALTH FUND:
    Class A Shares...........      10,199         3,495
           Amount............  $  172,479    $   55,087
    Class B Shares...........         675           445
           Amount............  $   10,885    $    6,670
    Class C Shares...........       1,731         1,038
           Amount............  $   27,974    $   15,731
    Class I Shares...........          44            --
           Amount............  $      784    $       --
    Class Y Shares...........         114         9,894
           Amount............  $    1,981    $  153,166
    GLOBAL LEADERS FUND:
    Class A Shares...........       1,677         3,691
           Amount............  $   31,222    $   62,349
    Class B Shares...........         292           575
           Amount............  $    5,140    $    9,270
    Class C Shares...........         194           479
           Amount............  $    3,416    $    7,767
    Class Y Shares...........       3,682         1,488
           Amount............  $   70,888    $   25,736

                                 SHARES ISSUED FOR
                               REINVESTED DIVIDENDS
                               ---------------------
                                 2006         2005
                               ---------    --------
    FLOATING RATE FUND:
    Class A Shares...........     3,137         132
           Amount............  $ 31,686     $ 1,335
    Class B Shares...........        64           3
           Amount............  $    648     $    32
    Class C Shares...........     1,490          53
           Amount............  $ 15,041     $   530
    Class I Shares...........        18          --
           Amount............  $    184     $    --
    Class Y Shares...........       274          16
           Amount............  $  2,763     $   158
    FOCUS FUND:
    Class A Shares...........        27           3
           Amount............  $    291     $    29
    Class B Shares...........        --          --
           Amount............  $     --     $    --
    Class C Shares...........        --          --
           Amount............  $     --     $    --
    Class Y Shares...........        --          --
           Amount............  $      5     $     3
    GLOBAL COMMUNICATIONS
    FUND:
    Class A Shares...........        33          14
           Amount............  $    244     $    89
    Class B Shares...........         4           1
           Amount............  $     27     $     5
    Class C Shares...........         3           1
           Amount............  $     19     $     4
    Class Y Shares...........         2          --
           Amount............  $     12     $     2
    GLOBAL FINANCIAL SERVICES
    FUND:
    Class A Shares...........        11          14
           Amount............  $    134     $   156
    Class B Shares...........         1           1
           Amount............  $     12     $    16
    Class C Shares...........         1           1
           Amount............  $      8     $    12
    Class Y Shares...........         1           1
           Amount............  $     10     $    10
    GLOBAL HEALTH FUND:
    Class A Shares...........       762         567
           Amount............  $ 12,090     $ 8,478
    Class B Shares...........       276         225
           Amount............  $  4,176     $ 3,252
    Class C Shares...........       274         210
           Amount............  $  4,150     $ 3,033
    Class I Shares...........        --          --
           Amount............  $     --     $    --
    Class Y Shares...........       597           4
           Amount............  $  9,803     $    64
    GLOBAL LEADERS FUND:
    Class A Shares...........       291          --
           Amount............  $  4,961     $    --
    Class B Shares...........        57          --
           Amount............  $    916     $    --
    Class C Shares...........        50          --
           Amount............  $    807     $    --
    Class Y Shares...........        81          --
           Amount............  $  1,465     $    --


                                   SHARES REDEEMED
                               ------------------------
                                  2006          2005
                               -----------    ---------
    FLOATING RATE FUND:
    Class A Shares...........      (47,642)      (2,428)
           Amount............  $  (482,556)   $ (24,613)
    Class B Shares...........         (420)         (37)
           Amount............  $    (4,254)   $    (372)
    Class C Shares...........       (6,104)        (239)
           Amount............  $   (61,784)   $  (2,420)
    Class I Shares...........         (200)          --
           Amount............  $    (2,026)   $      --
    Class Y Shares...........         (114)         (74)
           Amount............  $    (1,148)   $    (752)
    FOCUS FUND:
    Class A Shares...........       (1,534)      (2,792)
           Amount............  $   (16,258)   $ (27,191)
    Class B Shares...........         (348)        (627)
           Amount............  $    (3,590)   $  (5,951)
    Class C Shares...........         (521)      (1,100)
           Amount............  $    (5,389)   $ (10,427)
    Class Y Shares...........          (11)         (71)
           Amount............  $      (124)   $    (705)
    GLOBAL COMMUNICATIONS
    FUND:
    Class A Shares...........       (2,088)        (496)
           Amount............  $   (14,704)   $  (3,216)
    Class B Shares...........         (117)         (84)
           Amount............  $      (838)   $    (522)
    Class C Shares...........         (150)         (69)
           Amount............  $    (1,076)   $    (442)
    Class Y Shares...........          (30)          (4)
           Amount............  $      (235)   $     (26)
    GLOBAL FINANCIAL SERVICES
    FUND:
    Class A Shares...........         (158)        (191)
           Amount............  $    (2,058)   $  (2,107)
    Class B Shares...........          (56)         (47)
           Amount............  $      (722)   $    (510)
    Class C Shares...........          (50)         (64)
           Amount............  $      (632)   $    (705)
    Class Y Shares...........          (10)          (3)
           Amount............  $      (127)   $     (28)
    GLOBAL HEALTH FUND:
    Class A Shares...........       (2,925)      (2,723)
           Amount............  $   (49,348)   $ (42,260)
    Class B Shares...........         (694)        (718)
           Amount............  $   (11,132)   $ (10,730)
    Class C Shares...........         (807)        (891)
           Amount............  $   (12,939)   $ (13,305)
    Class I Shares...........           --           --
           Amount............  $        --    $      --
    Class Y Shares...........         (281)         (31)
           Amount............  $    (4,950)   $    (503)
    GLOBAL LEADERS FUND:
    Class A Shares...........       (5,356)      (6,969)
           Amount............  $   (98,431)   $(117,555)
    Class B Shares...........       (1,203)      (1,334)
           Amount............  $   (21,020)   $ (21,331)
    Class C Shares...........       (1,108)      (1,531)
           Amount............  $   (19,418)   $ (24,598)
    Class Y Shares...........         (164)        (131)
           Amount............  $    (3,181)   $  (2,334)

                               NET INCREASE (DECREASE)
                                      OF SHARES
                               ------------------------
                                  2006          2005
                               ----------    ----------
    FLOATING RATE FUND:
    Class A Shares...........     131,566        16,796
           Amount............  $1,332,988    $  169,576
    Class B Shares...........       3,613           561
           Amount............  $   36,573    $    5,656
    Class C Shares...........      72,825         9,195
           Amount............  $  737,213    $   92,857
    Class I Shares...........       6,112            --
           Amount............  $   61,874    $       --
    Class Y Shares...........       4,038           998
           Amount............  $   40,849    $   10,068
    FOCUS FUND:
    Class A Shares...........      (1,232)       (2,475)
           Amount............  $  (13,031)   $  (24,122)
    Class B Shares...........        (290)         (563)
           Amount............  $   (2,988)   $   (5,339)
    Class C Shares...........        (459)         (996)
           Amount............  $   (4,749)   $   (9,446)
    Class Y Shares...........          (2)          (43)
           Amount............  $      (21)   $     (419)
    GLOBAL COMMUNICATIONS
    FUND:
    Class A Shares...........        (123)          617
           Amount............  $       53    $    4,186
    Class B Shares...........         121           129
           Amount............  $      907    $      844
    Class C Shares...........         282           155
           Amount............  $    2,063    $    1,012
    Class Y Shares...........          33            58
           Amount............  $      237    $      386
    GLOBAL FINANCIAL SERVICES
    FUND:
    Class A Shares...........         322           (34)
           Amount............  $    4,383    $     (369)
    Class B Shares...........           3           (21)
           Amount............  $       27    $     (223)
    Class C Shares...........          54             3
           Amount............  $      711    $       48
    Class Y Shares...........          --             5
           Amount............  $       11    $       56
    GLOBAL HEALTH FUND:
    Class A Shares...........       8,036         1,339
           Amount............  $  135,221    $   21,305
    Class B Shares...........         257           (48)
           Amount............  $    3,929    $     (808)
    Class C Shares...........       1,198           357
           Amount............  $   19,185    $    5,459
    Class I Shares...........          44            --
           Amount............  $      784    $       --
    Class Y Shares...........         430         9,867
           Amount............  $    6,834    $  152,727
    GLOBAL LEADERS FUND:
    Class A Shares...........      (3,388)       (3,278)
           Amount............  $  (62,248)   $  (55,206)
    Class B Shares...........        (854)         (759)
           Amount............  $  (14,964)   $  (12,061)
    Class C Shares...........        (864)       (1,052)
           Amount............  $  (15,195)   $  (16,831)
    Class Y Shares...........       3,599         1,357
           Amount............  $   69,172    $   23,402

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                     SHARES SOLD
                               ------------------------
                                  2006          2005
                               ----------    ----------
    GLOBAL TECHNOLOGY FUND:
    Class A Shares...........       2,377         1,097
           Amount............  $   13,278    $    5,180
    Class B Shares...........         252           231
           Amount............  $    1,345    $    1,044
    Class C Shares...........         434           170
           Amount............  $    2,312    $      775
    Class Y Shares...........          73           189
           Amount............  $      406    $      950
    GROWTH ALLOCATION FUND:
    Class A Shares...........      14,253        15,579
           Amount............  $  172,307    $  170,874
    Class B Shares...........       3,507         4,860
           Amount............  $   42,151    $   53,037
    Class C Shares...........       7,158         7,489
           Amount............  $   86,258    $   81,830
    Class I Shares...........           1            --
           Amount............  $       10    $       --
    GROWTH FUND:
    Class A Shares...........      14,712        20,706
           Amount............  $  266,545    $  348,182
    Class B Shares...........         378         1,206
           Amount............  $    6,108    $   18,149
    Class C Shares...........       1,376         2,865
           Amount............  $   22,210    $   43,293
    Class H Shares...........          58            74
           Amount............  $      941    $    1,121
    Class I Shares...........         106            --
           Amount............  $    1,972    $       --
    Class L Shares...........         597           581
           Amount............  $   10,999    $    9,889
    Class M Shares...........          75            95
           Amount............  $    1,232    $    1,425
    Class N Shares...........          12            18
           Amount............  $      198    $      278
    Class Y Shares...........       5,741         2,286
           Amount............  $  108,099    $   39,040
    GROWTH OPPORTUNITIES
    FUND:
    Class A Shares...........       8,579         6,721
           Amount............  $  245,120    $  176,120
    Class B Shares...........         628           364
           Amount............  $   15,570    $    8,252
    Class C Shares...........       1,341           334
           Amount............  $   33,215    $    7,639
    Class H Shares...........          79           108
           Amount............  $    1,979    $    2,437
    Class I Shares...........           3            --
           Amount............  $       73    $       --
    Class L Shares...........         585           652
           Amount............  $   16,889    $   16,784
    Class M Shares...........          59            73
           Amount............  $    1,465    $    1,651
    Class N Shares...........          12            13
           Amount............  $      303    $      293
    Class Y Shares...........       1,470           853
           Amount............  $   43,059    $   22,960
    Class Z Shares...........          20            17
           Amount............  $      614    $      453

                                 SHARES ISSUED FOR
                               REINVESTED DIVIDENDS
                               ---------------------
                                 2006         2005
                               ---------    --------
    GLOBAL TECHNOLOGY FUND:
    Class A Shares...........        --          --
           Amount............  $     --     $    --
    Class B Shares...........        --          --
           Amount............  $     --     $    --
    Class C Shares...........        --          --
           Amount............  $     --     $    --
    Class Y Shares...........        --          --
           Amount............  $     --     $    --
    GROWTH ALLOCATION FUND:
    Class A Shares...........       218          19
           Amount............  $  2,574     $   215
    Class B Shares...........        33           3
           Amount............  $    391     $    32
    Class C Shares...........        46           4
           Amount............  $    534     $    44
    Class I Shares...........        --          --
           Amount............  $     --     $    --
    GROWTH FUND:
    Class A Shares...........        --          --
           Amount............  $     --     $    --
    Class B Shares...........        --          --
           Amount............  $     --     $    --
    Class C Shares...........        --          --
           Amount............  $     --     $    --
    Class H Shares...........        --          --
           Amount............  $     --     $    --
    Class I Shares...........        --          --
           Amount............  $     --     $    --
    Class L Shares...........        --          --
           Amount............  $     --     $    --
    Class M Shares...........        --          --
           Amount............  $     --     $    --
    Class N Shares...........        --          --
           Amount............  $     --     $    --
    Class Y Shares...........        --          --
           Amount............  $     --     $    --
    GROWTH OPPORTUNITIES
    FUND:
    Class A Shares...........       268          --
           Amount............  $  7,160     $    --
    Class B Shares...........        69          --
           Amount............  $  1,609     $    --
    Class C Shares...........        66          --
           Amount............  $  1,526     $    --
    Class H Shares...........       130          --
           Amount............  $  3,053     $    --
    Class I Shares...........        --          --
           Amount............  $     --     $    --
    Class L Shares...........     1,435          --
           Amount............  $ 38,851     $    --
    Class M Shares...........        78          --
           Amount............  $  1,817     $    --
    Class N Shares...........        19          --
           Amount............  $    435     $    --
    Class Y Shares...........        68          --
           Amount............  $  1,841     $    --
    Class Z Shares...........        80          --
           Amount............  $  2,251     $    --


                                   SHARES REDEEMED
                               ------------------------
                                  2006          2005
                               -----------    ---------
    GLOBAL TECHNOLOGY FUND:
    Class A Shares...........       (2,043)      (2,639)
           Amount............  $   (11,154)   $ (12,398)
    Class B Shares...........         (501)        (662)
           Amount............  $    (2,596)   $  (2,969)
    Class C Shares...........         (545)      (1,171)
           Amount............  $    (2,821)   $  (5,258)
    Class Y Shares...........          (62)        (268)
           Amount............  $      (350)   $  (1,319)
    GROWTH ALLOCATION FUND:
    Class A Shares...........       (3,471)      (1,553)
           Amount............  $   (41,894)   $ (17,312)
    Class B Shares...........         (838)        (359)
           Amount............  $   (10,106)   $  (3,962)
    Class C Shares...........       (1,736)        (576)
           Amount............  $   (20,878)   $  (6,397)
    Class I Shares...........           --           --
           Amount............  $        --    $      --
    GROWTH FUND:
    Class A Shares...........      (13,049)      (7,771)
           Amount............  $  (236,091)   $(132,108)
    Class B Shares...........         (674)        (437)
           Amount............  $   (10,763)   $  (6,602)
    Class C Shares...........       (1,485)        (791)
           Amount............  $   (23,799)   $ (11,969)
    Class H Shares...........         (409)        (408)
           Amount............  $    (6,608)   $  (6,197)
    Class I Shares...........           --           --
           Amount............  $        --    $      --
    Class L Shares...........       (2,787)      (2,689)
           Amount............  $   (51,150)   $ (46,057)
    Class M Shares...........         (337)        (338)
           Amount............  $    (5,459)   $  (5,116)
    Class N Shares...........          (61)         (35)
           Amount............  $      (997)   $    (537)
    Class Y Shares...........       (1,830)         (10)
           Amount............  $   (33,915)   $    (165)
    GROWTH OPPORTUNITIES
    FUND:
    Class A Shares...........       (2,516)      (1,049)
           Amount............  $   (71,765)   $ (27,544)
    Class B Shares...........         (182)        (100)
           Amount............  $    (4,473)   $  (2,265)
    Class C Shares...........         (301)        (136)
           Amount............  $    (7,419)   $  (3,068)
    Class H Shares...........         (415)        (467)
           Amount............  $   (10,317)   $ (10,587)
    Class I Shares...........           --           --
           Amount............  $        --    $      --
    Class L Shares...........       (2,588)      (2,748)
           Amount............  $   (74,520)   $ (71,235)
    Class M Shares...........         (215)        (241)
           Amount............  $    (5,353)   $  (5,462)
    Class N Shares...........          (38)         (35)
           Amount............  $      (946)   $    (813)
    Class Y Shares...........          (87)         (52)
           Amount............  $    (2,512)   $  (1,482)
    Class Z Shares...........         (113)        (203)
           Amount............  $    (3,413)   $  (5,358)

                               NET INCREASE (DECREASE)
                                      OF SHARES
                               ------------------------
                                  2006          2005
                               ----------    ----------
    GLOBAL TECHNOLOGY FUND:
    Class A Shares...........         334        (1,542)
           Amount............  $    2,124    $   (7,218)
    Class B Shares...........        (249)         (431)
           Amount............  $   (1,251)   $   (1,925)
    Class C Shares...........        (111)       (1,001)
           Amount............  $     (509)   $   (4,483)
    Class Y Shares...........          11           (79)
           Amount............  $       56    $     (369)
    GROWTH ALLOCATION FUND:
    Class A Shares...........      11,000        14,045
           Amount............  $  132,987    $  153,777
    Class B Shares...........       2,702         4,504
           Amount............  $   32,436    $   49,107
    Class C Shares...........       5,468         6,917
           Amount............  $   65,914    $   75,477
    Class I Shares...........           1            --
           Amount............  $       10    $       --
    GROWTH FUND:
    Class A Shares...........       1,663        12,935
           Amount............  $   30,454    $  216,074
    Class B Shares...........        (296)          769
           Amount............  $   (4,655)   $   11,547
    Class C Shares...........        (109)        2,074
           Amount............  $   (1,589)   $   31,324
    Class H Shares...........        (351)         (334)
           Amount............  $   (5,667)   $   (5,076)
    Class I Shares...........         106            --
           Amount............  $    1,972    $       --
    Class L Shares...........      (2,190)       (2,108)
           Amount............  $  (40,151)   $  (36,168)
    Class M Shares...........        (262)         (243)
           Amount............  $   (4,227)   $   (3,691)
    Class N Shares...........         (49)          (17)
           Amount............  $     (799)   $     (259)
    Class Y Shares...........       3,911         2,276
           Amount............  $   74,184    $   38,875
    GROWTH OPPORTUNITIES
    FUND:
    Class A Shares...........       6,331         5,672
           Amount............  $  180,515    $  148,576
    Class B Shares...........         515           264
           Amount............  $   12,706    $    5,987
    Class C Shares...........       1,106           198
           Amount............  $   27,322    $    4,571
    Class H Shares...........        (206)         (359)
           Amount............  $   (5,285)   $   (8,150)
    Class I Shares...........           3            --
           Amount............  $       73    $       --
    Class L Shares...........        (568)       (2,096)
           Amount............  $  (18,780)   $  (54,451)
    Class M Shares...........         (78)         (168)
           Amount............  $   (2,071)   $   (3,811)
    Class N Shares...........          (7)          (22)
           Amount............  $     (208)   $     (520)
    Class Y Shares...........       1,451           801
           Amount............  $   42,388    $   21,478
    Class Z Shares...........         (13)         (186)
           Amount............  $     (548)   $   (4,905)

--------------------------------------------------------------------------------

                                     SHARES SOLD
                               ------------------------

                                  2006          2005
                               ----------    ----------
    HIGH YIELD FUND:
    Class A Shares...........       8,977         8,904
           Amount............  $   70,114    $   71,605
    Class B Shares...........         431           758
           Amount............  $    3,366    $    6,099
    Class C Shares...........         656         1,539
           Amount............  $    5,119    $   12,358
    Class Y Shares...........         660         1,455
           Amount............  $    5,159    $   11,590
    INCOME ALLOCATION FUND:
    Class A Shares...........       1,804         1,515
           Amount............  $   17,725    $   15,271
    Class B Shares...........         240           367
           Amount............  $    2,363    $    3,708
    Class C Shares...........         465           885
           Amount............  $    4,577    $    8,908
    Class I Shares...........           1            --
           Amount............  $       10    $       --
    INCOME FUND:
    Class A Shares...........       1,931           890
           Amount............  $   19,739    $    9,362
    Class B Shares...........         303           224
           Amount............  $    3,092    $    2,353
    Class C Shares...........         459           168
           Amount............  $    4,707    $    1,783
    Class Y Shares...........       4,159         1,595
           Amount............  $   42,424    $   16,776
    INFLATION PLUS FUND:
    Class A Shares...........       6,599        18,801
           Amount............  $   69,233    $  204,666
    Class B Shares...........         671         2,691
           Amount............  $    7,065    $   29,325
    Class C Shares...........       3,716        15,748
           Amount............  $   39,087    $  171,480
    Class I Shares...........           2            --
           Amount............  $       18    $       --
    Class Y Shares...........       4,633         6,915
           Amount............  $   48,407    $   75,336
    INTERNATIONAL CAPITAL
    APPRECIATION FUND:
    Class A Shares...........       6,648         8,923
           Amount............  $   93,188    $  107,673
    Class B Shares...........         764         1,416
           Amount............  $   10,391    $   16,612
    Class C Shares...........       1,086         1,905
           Amount............  $   14,849    $   22,367
    Class I Shares...........           1            --
           Amount............  $       10    $       --
    Class Y Shares...........         987         3,973
           Amount............  $   13,640    $   48,003
    INTERNATIONAL
    OPPORTUNITIES FUND:
    Class A Shares...........       4,125         1,937
           Amount............  $   61,337    $   24,270
    Class B Shares...........         517           310
           Amount............  $    7,280    $    3,645
    Class C Shares...........         322           254
           Amount............  $    4,529    $    2,963
    Class Y Shares...........       2,439            73
           Amount............  $   35,931    $      932

                                 SHARES ISSUED FOR
                               REINVESTED DIVIDENDS
                               ---------------------
                                 2006         2005
                               ---------    --------
    HIGH YIELD FUND:
    Class A Shares...........     1,417       1,444
           Amount............  $ 11,061     $11,564
    Class B Shares...........       235         270
           Amount............  $  1,833     $ 2,160
    Class C Shares...........       222         274
           Amount............  $  1,733     $ 2,194
    Class Y Shares...........       230         171
           Amount............  $  1,794     $ 1,366
    INCOME ALLOCATION FUND:
    Class A Shares...........        93          42
           Amount............  $    912     $   424
    Class B Shares...........        15           8
           Amount............  $    141     $    78
    Class C Shares...........        28          16
           Amount............  $    270     $   157
    Class I Shares...........        --          --
           Amount............  $     --     $    --
    INCOME FUND:
    Class A Shares...........       140         125
           Amount............  $  1,426     $ 1,312
    Class B Shares...........        19          17
           Amount............  $    193     $   174
    Class C Shares...........        16          16
           Amount............  $    158     $   167
    Class Y Shares...........       158          47
           Amount............  $  1,607     $   494
    INFLATION PLUS FUND:
    Class A Shares...........     1,182       1,267
           Amount............  $ 12,325     $13,713
    Class B Shares...........       292         320
           Amount............  $  3,041     $ 3,472
    Class C Shares...........       840         985
           Amount............  $  8,763     $10,664
    Class I Shares...........        --          --
           Amount............  $     --     $    --
    Class Y Shares...........       544         278
           Amount............  $  5,664     $ 3,005
    INTERNATIONAL CAPITAL
    APPRECIATION FUND:
    Class A Shares...........       149          --
           Amount............  $  1,845     $    --
    Class B Shares...........        21          --
           Amount............  $    246     $    --
    Class C Shares...........        26          --
           Amount............  $    307     $    --
    Class I Shares...........        --          --
           Amount............  $     --     $    --
    Class Y Shares...........       117          --
           Amount............  $  1,490     $    --
    INTERNATIONAL
    OPPORTUNITIES FUND:
    Class A Shares...........        27          --
           Amount............  $    371     $    --
    Class B Shares...........        --          --
           Amount............  $     --     $    --
    Class C Shares...........        --          --
           Amount............  $     --     $    --
    Class Y Shares...........         9          --
           Amount............  $    131     $    --


                                   SHARES REDEEMED
                               ------------------------
                                  2006          2005
                               -----------    ---------
    HIGH YIELD FUND:
    Class A Shares...........      (10,688)     (16,278)
           Amount............  $   (83,544)   $(130,949)
    Class B Shares...........       (2,047)      (2,782)
           Amount............  $   (15,998)   $ (22,326)
    Class C Shares...........       (2,402)      (4,009)
           Amount............  $   (18,759)   $ (32,194)
    Class Y Shares...........       (1,164)        (283)
           Amount............  $    (9,111)   $  (2,241)
    INCOME ALLOCATION FUND:
    Class A Shares...........       (1,297)        (629)
           Amount............  $   (12,731)   $  (6,340)
    Class B Shares...........         (180)         (59)
           Amount............  $    (1,774)   $    (594)
    Class C Shares...........         (459)        (602)
           Amount............  $    (4,516)   $  (6,033)
    Class I Shares...........           --           --
           Amount............  $        --    $      --
    INCOME FUND:
    Class A Shares...........       (1,299)        (948)
           Amount............  $   (13,210)   $ (10,000)
    Class B Shares...........         (206)        (174)
           Amount............  $    (2,105)   $  (1,833)
    Class C Shares...........         (193)        (201)
           Amount............  $    (1,982)   $  (2,117)
    Class Y Shares...........          (43)         (38)
           Amount............  $      (437)   $    (397)
    INFLATION PLUS FUND:
    Class A Shares...........      (19,610)      (9,846)
           Amount............  $  (205,003)   $(107,151)
    Class B Shares...........       (3,298)      (1,685)
           Amount............  $   (34,349)   $ (18,341)
    Class C Shares...........      (15,919)     (10,907)
           Amount............  $  (166,129)   $(118,510)
    Class I Shares...........           --           --
           Amount............  $        --    $      --
    Class Y Shares...........         (687)        (312)
           Amount............  $    (7,186)   $  (3,379)
    INTERNATIONAL CAPITAL
    APPRECIATION FUND:
    Class A Shares...........       (3,344)      (2,419)
           Amount............  $   (45,644)   $ (29,044)
    Class B Shares...........         (374)        (314)
           Amount............  $    (4,998)   $  (3,670)
    Class C Shares...........         (611)        (540)
           Amount............  $    (8,171)   $  (6,308)
    Class I Shares...........           --           --
           Amount............  $        --    $      --
    Class Y Shares...........       (2,492)        (375)
           Amount............  $   (35,103)   $  (4,540)
    INTERNATIONAL
    OPPORTUNITIES FUND:
    Class A Shares...........       (2,091)      (1,923)
           Amount............  $   (31,257)   $ (24,092)
    Class B Shares...........         (532)        (562)
           Amount............  $    (7,467)   $  (6,639)
    Class C Shares...........         (315)        (367)
           Amount............  $    (4,380)   $  (4,232)
    Class Y Shares...........         (223)         (31)
           Amount............  $    (3,434)   $    (395)

                               NET INCREASE (DECREASE)
                                      OF SHARES
                               ------------------------
                                  2006          2005
                               ----------    ----------
    HIGH YIELD FUND:
    Class A Shares...........        (294)       (5,930)
           Amount............  $   (2,369)   $  (47,780)
    Class B Shares...........      (1,381)       (1,754)
           Amount............  $  (10,799)   $  (14,067)
    Class C Shares...........      (1,524)       (2,196)
           Amount............  $  (11,907)   $  (17,642)
    Class Y Shares...........        (274)        1,343
           Amount............  $   (2,158)   $   10,715
    INCOME ALLOCATION FUND:
    Class A Shares...........         600           928
           Amount............  $    5,906    $    9,355
    Class B Shares...........          75           316
           Amount............  $      730    $    3,192
    Class C Shares...........          34           299
           Amount............  $      331    $    3,032
    Class I Shares...........           1            --
           Amount............  $       10    $       --
    INCOME FUND:
    Class A Shares...........         772            67
           Amount............  $    7,955    $      674
    Class B Shares...........         116            67
           Amount............  $    1,180    $      694
    Class C Shares...........         282           (17)
           Amount............  $    2,883    $     (167)
    Class Y Shares...........       4,274         1,604
           Amount............  $   43,594    $   16,873
    INFLATION PLUS FUND:
    Class A Shares...........     (11,829)       10,222
           Amount............  $ (123,445)   $  111,228
    Class B Shares...........      (2,335)        1,326
           Amount............  $  (24,243)   $   14,456
    Class C Shares...........     (11,363)        5,826
           Amount............  $ (118,279)   $   63,634
    Class I Shares...........           2            --
           Amount............  $       18    $       --
    Class Y Shares...........       4,490         6,881
           Amount............  $   46,885    $   74,962
    INTERNATIONAL CAPITAL
    APPRECIATION FUND:
    Class A Shares...........       3,453         6,504
           Amount............  $   49,389    $   78,629
    Class B Shares...........         411         1,102
           Amount............  $    5,639    $   12,942
    Class C Shares...........         501         1,365
           Amount............  $    6,985    $   16,059
    Class I Shares...........           1            --
           Amount............  $       10    $       --
    Class Y Shares...........      (1,388)        3,598
           Amount............  $  (19,973)   $   43,463
    INTERNATIONAL
    OPPORTUNITIES FUND:
    Class A Shares...........       2,061            14
           Amount............  $   30,451    $      178
    Class B Shares...........         (15)         (252)
           Amount............  $     (187)   $   (2,994)
    Class C Shares...........           7          (113)
           Amount............  $      149    $   (1,269)
    Class Y Shares...........       2,225            42
           Amount............  $   32,628    $      537

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                     SHARES SOLD
                               ------------------------
                                  2006          2005
                               ----------    ----------
    INTERNATIONAL SMALL
    COMPANY FUND:
    Class A Shares...........       2,850         1,228
           Amount............  $   42,844    $   16,692
    Class B Shares...........         425           245
           Amount............  $    6,207    $    3,258
    Class C Shares...........         492           320
           Amount............  $    7,108    $    4,216
    Class Y Shares...........       2,826         1,460
           Amount............  $   41,469    $   19,654
    MIDCAP FUND:
    Class A Shares...........       7,134         5,185
           Amount............  $  176,389    $  128,890
    Class B Shares...........         203           165
           Amount............  $    4,539    $    3,808
    Class C Shares...........         265           163
           Amount............  $    5,831    $    3,872
    Class Y Shares...........       2,186           904
           Amount............  $   58,033    $   23,183
    MIDCAP GROWTH FUND:
    Class A Shares...........         972            --
           Amount............  $    9,727    $       --
    Class B Shares...........          28            --
           Amount............  $      281    $       --
    Class C Shares...........          34            --
           Amount............  $      341    $       --
    Class Y Shares...........          10            --
           Amount............  $      100    $       --
    MIDCAP VALUE FUND:
    Class A Shares...........         352           365
           Amount............  $    4,807    $    4,754
    Class B Shares...........          69            91
           Amount............  $      892    $    1,159
    Class C Shares...........          56            61
           Amount............  $      706    $      766
    Class Y Shares...........         506         2,956
           Amount............  $    7,088    $   38,771
    MONEY MARKET FUND:
    Class A Shares...........     253,489       221,158
           Amount............  $  253,489    $  221,158
    Class B Shares...........      20,522        18,453
           Amount............  $   20,522    $   18,453
    Class C Shares...........      23,248        26,919
           Amount............  $   23,248    $   26,919
    Class Y Shares...........       5,073         9,406
           Amount............  $    5,073    $    9,406
    RETIREMENT INCOME FUND:
    Class A Shares...........          42             5
           Amount............  $      400    $       48
    Class B Shares...........          18             1
           Amount............  $      168    $       10
    Class C Shares...........          17             1
           Amount............  $      151    $       10
    Class Y Shares...........          11             1
           Amount............  $      100    $       10

                                 SHARES ISSUED FOR
                               REINVESTED DIVIDENDS
                               ---------------------
                                 2006         2005
                               ---------    --------
    INTERNATIONAL SMALL
    COMPANY FUND:
    Class A Shares...........       331         200
           Amount............  $  4,265     $ 2,473
    Class B Shares...........        57          32
           Amount............  $    717     $   389
    Class C Shares...........       119          91
           Amount............  $  1,465     $ 1,092
    Class Y Shares...........       648         381
           Amount............  $  8,435     $ 4,758
    MIDCAP FUND:
    Class A Shares...........    11,935       1,383
           Amount............  $271,649     $31,412
    Class B Shares...........     3,680         425
           Amount............  $ 77,839     $ 9,150
    Class C Shares...........     3,850         459
           Amount............  $ 81,756     $ 9,908
    Class Y Shares...........       945          89
           Amount............  $ 22,565     $ 2,097
    MIDCAP GROWTH FUND:
    Class A Shares...........        --          --
           Amount............  $     --     $    --
    Class B Shares...........        --          --
           Amount............  $     --     $    --
    Class C Shares...........        --          --
           Amount............  $     --     $    --
    Class Y Shares...........        --          --
           Amount............  $     --     $    --
    MIDCAP VALUE FUND:
    Class A Shares...........     2,207       1,692
           Amount............  $ 27,216     $20,631
    Class B Shares...........       486         368
           Amount............  $  5,770     $ 4,365
    Class C Shares...........       490         405
           Amount............  $  5,822     $ 4,809
    Class Y Shares...........       307          18
           Amount............  $  3,881     $   221
    MONEY MARKET FUND:
    Class A Shares...........     7,018       3,418
           Amount............  $  7,018     $ 3,418
    Class B Shares...........       825         380
           Amount............  $    825     $   380
    Class C Shares...........       506         218
           Amount............  $    506     $   218
    Class Y Shares...........       680         324
           Amount............  $    680     $   324
    RETIREMENT INCOME FUND:
    Class A Shares...........         1          --
           Amount............  $     10     $    --
    Class B Shares...........        --          --
           Amount............  $      2     $    --
    Class C Shares...........        --          --
           Amount............  $      2     $    --
    Class Y Shares...........        --          --
           Amount............  $      3     $    --


                                   SHARES REDEEMED
                               ------------------------
                                  2006          2005
                               -----------    ---------
    INTERNATIONAL SMALL
    COMPANY FUND:
    Class A Shares...........       (1,304)        (763)
           Amount............  $   (19,359)   $ (10,416)
    Class B Shares...........         (160)        (120)
           Amount............  $    (2,317)   $  (1,585)
    Class C Shares...........         (338)        (263)
           Amount............  $    (4,665)   $  (3,457)
    Class Y Shares...........       (2,746)        (406)
           Amount............  $   (42,341)   $  (5,762)
    MIDCAP FUND:
    Class A Shares...........      (10,197)     (11,173)
           Amount............  $  (251,372)   $(273,711)
    Class B Shares...........       (3,372)      (2,284)
           Amount............  $   (76,825)   $ (53,587)
    Class C Shares...........       (2,944)      (3,030)
           Amount............  $   (67,347)   $ (70,943)
    Class Y Shares...........       (1,310)        (375)
           Amount............  $   (34,176)   $  (9,751)
    MIDCAP GROWTH FUND:
    Class A Shares...........           --           --
           Amount............  $        --    $      --
    Class B Shares...........           --           --
           Amount............  $        --    $      --
    Class C Shares...........           --           --
           Amount............  $        --    $      --
    Class Y Shares...........           --           --
           Amount............  $        --    $      --
    MIDCAP VALUE FUND:
    Class A Shares...........       (2,750)      (2,660)
           Amount............  $   (37,396)   $ (34,854)
    Class B Shares...........         (682)        (651)
           Amount............  $    (8,913)   $  (8,272)
    Class C Shares...........         (765)      (1,037)
           Amount............  $   (10,026)   $ (13,160)
    Class Y Shares...........       (1,681)        (222)
           Amount............  $   (23,678)   $  (3,096)
    MONEY MARKET FUND:
    Class A Shares...........     (235,223)    (247,710)
           Amount............  $  (235,223)   $(247,710)
    Class B Shares...........      (24,068)     (33,953)
           Amount............  $   (24,068)   $ (33,953)
    Class C Shares...........      (25,547)     (34,973)
           Amount............  $   (25,547)   $ (34,973)
    Class Y Shares...........       (8,239)      (3,314)
           Amount............  $    (8,239)   $  (3,314)
    RETIREMENT INCOME FUND:
    Class A Shares...........           (4)          --
           Amount............  $       (40)   $      --
    Class B Shares...........           (1)          --
           Amount............  $        (9)   $      --
    Class C Shares...........           (1)          --
           Amount............  $        (5)   $      --
    Class Y Shares...........           --           --
           Amount............  $        --    $      --

                               NET INCREASE (DECREASE)
                                      OF SHARES
                               ------------------------
                                  2006          2005
                               ----------    ----------
    INTERNATIONAL SMALL
    COMPANY FUND:
    Class A Shares...........       1,877           665
           Amount............  $   27,750    $    8,749
    Class B Shares...........         322           157
           Amount............  $    4,607    $    2,062
    Class C Shares...........         273           148
           Amount............  $    3,908    $    1,851
    Class Y Shares...........         728         1,435
           Amount............  $    7,563    $   18,650
    MIDCAP FUND:
    Class A Shares...........       8,872        (4,605)
           Amount............  $  196,666    $ (113,409)
    Class B Shares...........         511        (1,694)
           Amount............  $    5,553    $  (40,629)
    Class C Shares...........       1,171        (2,408)
           Amount............  $   20,240    $  (57,163)
    Class Y Shares...........       1,821           618
           Amount............  $   46,422    $   15,529
    MIDCAP GROWTH FUND:
    Class A Shares...........         972            --
           Amount............  $    9,727    $       --
    Class B Shares...........          28            --
           Amount............  $      281    $       --
    Class C Shares...........          34            --
           Amount............  $      341    $       --
    Class Y Shares...........          10            --
           Amount............  $      100    $       --
    MIDCAP VALUE FUND:
    Class A Shares...........        (191)         (603)
           Amount............  $   (5,373)   $   (9,469)
    Class B Shares...........        (127)         (192)
           Amount............  $   (2,251)   $   (2,748)
    Class C Shares...........        (219)         (571)
           Amount............  $   (3,498)   $   (7,585)
    Class Y Shares...........        (868)        2,752
           Amount............  $  (12,709)   $   35,896
    MONEY MARKET FUND:
    Class A Shares...........      25,284       (23,134)
           Amount............  $   25,284    $  (23,134)
    Class B Shares...........      (2,721)      (15,120)
           Amount............  $   (2,721)   $  (15,120)
    Class C Shares...........      (1,793)       (7,836)
           Amount............  $   (1,793)   $   (7,836)
    Class Y Shares...........      (2,486)        6,416
           Amount............  $   (2,486)   $    6,416
    RETIREMENT INCOME FUND:
    Class A Shares...........          39             5
           Amount............  $      370    $       48
    Class B Shares...........          17             1
           Amount............  $      161    $       10
    Class C Shares...........          16             1
           Amount............  $      148    $       10
    Class Y Shares...........          11             1
           Amount............  $      103    $       10

--------------------------------------------------------------------------------

                                     SHARES SOLD
                               ------------------------
                                  2006          2005
                               ----------    ----------
    SELECT MIDCAP GROWTH
    FUND:
    Class A Shares...........         951         1,559
           Amount............  $   10,472    $   15,493
    Class B Shares...........         176           245
           Amount............  $    1,938    $    2,425
    Class C Shares...........         246           183
           Amount............  $    2,724    $    1,808
    Class Y Shares...........       2,650            21
           Amount............  $   29,596    $      209
    SELECT MIDCAP VALUE FUND:
    Class A Shares...........       2,104         2,101
           Amount............  $   24,175    $   21,632
    Class B Shares...........         203           163
           Amount............  $    2,312    $    1,726
    Class C Shares...........         398           278
           Amount............  $    4,556    $    2,976
    Class Y Shares...........       1,564            50
           Amount............  $   18,010    $      500
    SELECT SMALLCAP GROWTH
    FUND:
    Class A Shares...........         187           545
           Amount............  $    1,982    $    5,445
    Class B Shares...........          37            21
           Amount............  $      395    $      207
    Class C Shares...........          57            21
           Amount............  $      599    $      213
    Class Y Shares...........         429            20
           Amount............  $    4,201    $      200
    SELECT SMALLCAP VALUE
    FUND:
    Class A Shares...........       1,449            --
           Amount............  $   14,491    $       --
    Class B Shares...........          28            --
           Amount............  $      283    $       --
    Class C Shares...........          26            --
           Amount............  $      256    $       --
    Class Y Shares...........         140            --
           Amount............  $    1,496    $       --
    SHORT DURATION FUND:
    Class A Shares...........       1,123         1,286
           Amount............  $   11,072    $   12,820
    Class B Shares...........         164           177
           Amount............  $    1,617    $    1,762
    Class C Shares...........         330           641
           Amount............  $    3,262    $    6,407
    Class Y Shares...........       4,024         5,565
           Amount............  $   39,655    $   55,422
    SMALL COMPANY FUND:
    Class A Shares...........       1,637           397
           Amount............  $   34,295    $    6,768
    Class B Shares...........         108            54
           Amount............  $    2,089    $      830
    Class C Shares...........         289            32
           Amount............  $    5,563    $      505
    Class I Shares...........           3            --
           Amount............  $       69    $       --
    Class Y Shares...........       2,771         1,300
           Amount............  $   61,859    $   21,676

                                 SHARES ISSUED FOR
                               REINVESTED DIVIDENDS
                               ---------------------
                                 2006         2005
                               ---------    --------
    SELECT MIDCAP GROWTH
    FUND:
    Class A Shares...........        14          --
           Amount............  $    148     $    --
    Class B Shares...........         2          --
           Amount............  $     22     $    --
    Class C Shares...........         2          --
           Amount............  $     17     $    --
    Class Y Shares...........        --          --
           Amount............  $      2     $    --
    SELECT MIDCAP VALUE FUND:
    Class A Shares...........        48          --
           Amount............  $    520     $    --
    Class B Shares...........         4          --
           Amount............  $     39     $    --
    Class C Shares...........         7          --
           Amount............  $     70     $    --
    Class Y Shares...........         1          --
           Amount............  $     15     $    --
    SELECT SMALLCAP GROWTH
    FUND:
    Class A Shares...........        --          --
           Amount............  $     --     $    --
    Class B Shares...........        --          --
           Amount............  $     --     $    --
    Class C Shares...........        --          --
           Amount............  $     --     $    --
    Class Y Shares...........        --          --
           Amount............  $     --     $    --
    SELECT SMALLCAP VALUE
    FUND:
    Class A Shares...........        --          --
           Amount............  $     --     $    --
    Class B Shares...........        --          --
           Amount............  $     --     $    --
    Class C Shares...........        --          --
           Amount............  $     --     $    --
    Class Y Shares...........        --          --
           Amount............  $     --     $    --
    SHORT DURATION FUND:
    Class A Shares...........        79          93
           Amount............  $    775     $   929
    Class B Shares...........        18          21
           Amount............  $    180     $   207
    Class C Shares...........        40          55
           Amount............  $    392     $   543
    Class Y Shares...........       323         226
           Amount............  $  3,180     $ 2,244
    SMALL COMPANY FUND:
    Class A Shares...........        --          --
           Amount............  $     --     $    --
    Class B Shares...........        --          --
           Amount............  $     --     $    --
    Class C Shares...........        --          --
           Amount............  $     --     $    --
    Class I Shares...........        --          --
           Amount............  $     --     $    --
    Class Y Shares...........        --          --
           Amount............  $     --     $    --


                                   SHARES REDEEMED
                               ------------------------
                                  2006          2005
                               -----------    ---------
    SELECT MIDCAP GROWTH
    FUND:
    Class A Shares...........         (356)         (81)
           Amount............  $    (3,864)   $    (821)
    Class B Shares...........          (77)         (12)
           Amount............  $      (831)   $    (117)
    Class C Shares...........          (74)         (10)
           Amount............  $      (766)   $    (100)
    Class Y Shares...........         (130)          --
           Amount............  $    (1,447)   $      (3)
    SELECT MIDCAP VALUE FUND:
    Class A Shares...........         (367)         (23)
           Amount............  $    (4,268)   $    (253)
    Class B Shares...........          (29)          (4)
           Amount............  $      (335)   $     (38)
    Class C Shares...........          (69)         (10)
           Amount............  $      (798)   $    (104)
    Class Y Shares...........           --           --
           Amount............  $       (29)   $      --
    SELECT SMALLCAP GROWTH
    FUND:
    Class A Shares...........          (40)          --
           Amount............  $      (405)   $      --
    Class B Shares...........           (8)          --
           Amount............  $       (78)   $      --
    Class C Shares...........          (14)          --
           Amount............  $      (144)   $      --
    Class Y Shares...........           --           --
           Amount............  $        --    $      --
    SELECT SMALLCAP VALUE
    FUND:
    Class A Shares...........           --           --
           Amount............  $        --    $      --
    Class B Shares...........           --           --
           Amount............  $        --    $      --
    Class C Shares...........           --           --
           Amount............  $        --    $      --
    Class Y Shares...........           --           --
           Amount............  $        --    $      --
    SHORT DURATION FUND:
    Class A Shares...........       (1,466)      (2,297)
           Amount............  $   (14,451)   $ (22,878)
    Class B Shares...........         (394)        (520)
           Amount............  $    (3,886)   $  (5,181)
    Class C Shares...........       (1,249)      (1,830)
           Amount............  $   (12,309)   $ (18,239)
    Class Y Shares...........       (2,384)        (533)
           Amount............  $   (23,454)   $  (5,283)
    SMALL COMPANY FUND:
    Class A Shares...........       (1,269)      (2,105)
           Amount............  $   (26,637)   $ (35,226)
    Class B Shares...........         (797)        (883)
           Amount............  $   (15,616)   $ (13,912)
    Class C Shares...........         (489)        (921)
           Amount............  $    (9,564)   $ (14,243)
    Class I Shares...........           --           --
           Amount............  $        --    $      --
    Class Y Shares...........         (223)         (61)
           Amount............  $    (4,791)   $  (1,057)

                               NET INCREASE (DECREASE)
                                      OF SHARES
                               ------------------------
                                  2006          2005
                               ----------    ----------
    SELECT MIDCAP GROWTH
    FUND:
    Class A Shares...........         609         1,478
           Amount............  $    6,756    $   14,672
    Class B Shares...........         101           233
           Amount............  $    1,129    $    2,308
    Class C Shares...........         174           173
           Amount............  $    1,975    $    1,708
    Class Y Shares...........       2,520            21
           Amount............  $   28,151    $      206
    SELECT MIDCAP VALUE FUND:
    Class A Shares...........       1,785         2,078
           Amount............  $   20,427    $   21,379
    Class B Shares...........         178           159
           Amount............  $    2,016    $    1,688
    Class C Shares...........         336           268
           Amount............  $    3,828    $    2,872
    Class Y Shares...........       1,565            50
           Amount............  $   17,996    $      500
    SELECT SMALLCAP GROWTH
    FUND:
    Class A Shares...........         147           545
           Amount............  $    1,577    $    5,445
    Class B Shares...........          29            21
           Amount............  $      317    $      207
    Class C Shares...........          43            21
           Amount............  $      455    $      213
    Class Y Shares...........         429            20
           Amount............  $    4,201    $      200
    SELECT SMALLCAP VALUE
    FUND:
    Class A Shares...........       1,449            --
           Amount............  $   14,491    $       --
    Class B Shares...........          28            --
           Amount............  $      283    $       --
    Class C Shares...........          26            --
           Amount............  $      256    $       --
    Class Y Shares...........         140            --
           Amount............  $    1,496    $       --
    SHORT DURATION FUND:
    Class A Shares...........        (264)         (918)
           Amount............  $   (2,604)   $   (9,129)
    Class B Shares...........        (212)         (322)
           Amount............  $   (2,089)   $   (3,212)
    Class C Shares...........        (879)       (1,134)
           Amount............  $   (8,655)   $  (11,289)
    Class Y Shares...........       1,963         5,258
           Amount............  $   19,381    $   52,383
    SMALL COMPANY FUND:
    Class A Shares...........         368        (1,708)
           Amount............  $    7,658    $  (28,458)
    Class B Shares...........        (689)         (829)
           Amount............  $  (13,527)   $  (13,082)
    Class C Shares...........        (200)         (889)
           Amount............  $   (4,001)   $  (13,738)
    Class I Shares...........           3            --
           Amount............  $       69    $       --
    Class Y Shares...........       2,548         1,239
           Amount............  $   57,068    $   20,619

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                     SHARES SOLD
                               ------------------------
                                  2006          2005
                               ----------    ----------
    SMALLCAP GROWTH FUND:
    Class A Shares...........       5,972         1,208
           Amount............  $  182,337    $   33,404
    Class B Shares...........         195           201
           Amount............  $    5,420    $    4,983
    Class C Shares...........         464           297
           Amount............  $   12,901    $    7,553
    Class H Shares...........          31            42
           Amount............  $      869    $    1,049
    Class I Shares...........           8            --
           Amount............  $      235    $       --
    Class L Shares...........         216           295
           Amount............  $    6,572    $    8,024
    Class M Shares...........          34            42
           Amount............  $      959    $    1,027
    Class N Shares...........          13            16
           Amount............  $      334    $      406
    Class Y Shares...........       1,728         1,738
           Amount............  $   54,996    $   47,949
    STOCK FUND:
    Class A Shares...........       3,612         3,320
           Amount............  $   71,142    $   58,908
    Class B Shares...........         402           623
           Amount............  $    7,405    $   10,341
    Class C Shares...........         294           489
           Amount............  $    5,460    $    8,221
    Class Y Shares...........         823         1,226
           Amount............  $   16,857    $   22,574
    TARGET RETIREMENT 2010
    FUND:
    Class A Shares...........         165             1
           Amount............  $    1,556    $       12
    Class B Shares...........          22             1
           Amount............  $      211    $       10
    Class C Shares...........          48             1
           Amount............  $      460    $       10
    Class Y Shares...........          13             1
           Amount............  $      120    $       10
    TARGET RETIREMENT 2020
    FUND:
    Class A Shares...........         202            15
           Amount............  $    2,052    $      144
    Class B Shares...........          27             1
           Amount............  $      271    $       10
    Class C Shares...........          34             1
           Amount............  $      339    $       10
    Class Y Shares...........          --             1
           Amount............  $       --    $       10
    TARGET RETIREMENT 2030
    FUND:
    Class A Shares...........         201             1
           Amount............  $    1,815    $       10
    Class B Shares...........          33             1
           Amount............  $      294    $       10
    Class C Shares...........           8             1
           Amount............  $       68    $       10
    Class Y Shares...........           2             1
           Amount............  $       20    $       10

                                 SHARES ISSUED FOR
                               REINVESTED DIVIDENDS
                               ---------------------
                                 2006         2005
                               ---------    --------
    SMALLCAP GROWTH FUND:
    Class A Shares...........        --          --
           Amount............  $     --     $    --
    Class B Shares...........        --          --
           Amount............  $     --     $    --
    Class C Shares...........        --          --
           Amount............  $     --     $    --
    Class H Shares...........        --          --
           Amount............  $     --     $    --
    Class I Shares...........        --          --
           Amount............  $     --     $    --
    Class L Shares...........        --          --
           Amount............  $     --     $    --
    Class M Shares...........        --          --
           Amount............  $     --     $    --
    Class N Shares...........        --          --
           Amount............  $     --     $    --
    Class Y Shares...........        --          --
           Amount............  $     --     $    --
    STOCK FUND:
    Class A Shares...........        77         310
           Amount............  $  1,495     $ 5,503
    Class B Shares...........        --          --
           Amount............  $     --     $    --
    Class C Shares...........        --          --
           Amount............  $     --     $    --
    Class Y Shares...........        38          54
           Amount............  $    772     $ 1,005
    TARGET RETIREMENT 2010
    FUND:
    Class A Shares...........         2          --
           Amount............  $     16     $    --
    Class B Shares...........        --          --
           Amount............  $      3     $    --
    Class C Shares...........        --          --
           Amount............  $      2     $    --
    Class Y Shares...........        --          --
           Amount............  $      2     $    --
    TARGET RETIREMENT 2020
    FUND:
    Class A Shares...........         2          --
           Amount............  $     15     $    --
    Class B Shares...........        --          --
           Amount............  $      1     $    --
    Class C Shares...........        --          --
           Amount............  $      1     $    --
    Class Y Shares...........        --          --
           Amount............  $     --     $    --
    TARGET RETIREMENT 2030
    FUND:
    Class A Shares...........        --          --
           Amount............  $      2     $    --
    Class B Shares...........        --          --
           Amount............  $      2     $    --
    Class C Shares...........        --          --
           Amount............  $      1     $    --
    Class Y Shares...........        --          --
           Amount............  $      1     $    --


                                   SHARES REDEEMED
                               ------------------------
                                  2006          2005
                               -----------    ---------
    SMALLCAP GROWTH FUND:
    Class A Shares...........       (1,014)        (609)
           Amount............  $   (30,462)   $ (16,505)
    Class B Shares...........         (151)         (99)
           Amount............  $    (4,076)   $  (2,439)
    Class C Shares...........         (220)        (137)
           Amount............  $    (5,949)   $  (3,371)
    Class H Shares...........         (143)        (220)
           Amount............  $    (3,910)   $  (5,451)
    Class I Shares...........           --           --
           Amount............  $        --    $      --
    Class L Shares...........         (650)        (740)
           Amount............  $   (19,895)   $ (20,261)
    Class M Shares...........         (124)        (159)
           Amount............  $    (3,432)   $  (3,946)
    Class N Shares...........          (38)         (56)
           Amount............  $    (1,038)   $  (1,389)
    Class Y Shares...........         (297)         (25)
           Amount............  $    (9,108)   $    (725)
    STOCK FUND:
    Class A Shares...........      (10,693)     (20,910)
           Amount............  $  (210,028)   $(371,998)
    Class B Shares...........       (5,142)      (6,244)
           Amount............  $   (94,598)   $(104,388)
    Class C Shares...........       (2,633)      (6,146)
           Amount............  $   (48,766)   $(102,989)
    Class Y Shares...........         (467)        (300)
           Amount............  $    (9,646)   $  (5,539)
    TARGET RETIREMENT 2010
    FUND:
    Class A Shares...........           --           --
           Amount............  $        --    $      --
    Class B Shares...........           --           --
           Amount............  $        (1)   $      --
    Class C Shares...........           --           --
           Amount............  $        --    $      --
    Class Y Shares...........           --           --
           Amount............  $        --    $      --
    TARGET RETIREMENT 2020
    FUND:
    Class A Shares...........          (15)          --
           Amount............  $      (148)   $      --
    Class B Shares...........           --           --
           Amount............  $        (2)   $      --
    Class C Shares...........           (3)          --
           Amount............  $       (27)   $      --
    Class Y Shares...........           --           --
           Amount............  $        --    $      --
    TARGET RETIREMENT 2030
    FUND:
    Class A Shares...........           (4)          --
           Amount............  $       (33)   $      --
    Class B Shares...........           (1)          --
           Amount............  $       (13)   $      --
    Class C Shares...........           --           --
           Amount............  $        --    $      --
    Class Y Shares...........           --           --
           Amount............  $        --    $      --

                               NET INCREASE (DECREASE)
                                      OF SHARES
                               ------------------------
                                  2006          2005
                               ----------    ----------
    SMALLCAP GROWTH FUND:
    Class A Shares...........       4,958           599
           Amount............  $  151,875    $   16,899
    Class B Shares...........          44           102
           Amount............  $    1,344    $    2,544
    Class C Shares...........         244           160
           Amount............  $    6,952    $    4,182
    Class H Shares...........        (112)         (178)
           Amount............  $   (3,041)   $   (4,402)
    Class I Shares...........           8            --
           Amount............  $      235    $       --
    Class L Shares...........        (434)         (445)
           Amount............  $  (13,323)   $  (12,237)
    Class M Shares...........         (90)         (117)
           Amount............  $   (2,473)   $   (2,919)
    Class N Shares...........         (25)          (40)
           Amount............  $     (704)   $     (983)
    Class Y Shares...........       1,431         1,713
           Amount............  $   45,888    $   47,224
    STOCK FUND:
    Class A Shares...........      (7,004)      (17,280)
           Amount............  $ (137,391)   $ (307,587)
    Class B Shares...........      (4,740)       (5,621)
           Amount............  $  (87,193)   $  (94,047)
    Class C Shares...........      (2,339)       (5,657)
           Amount............  $  (43,306)   $  (94,768)
    Class Y Shares...........         394           980
           Amount............  $    7,983    $   18,040
    TARGET RETIREMENT 2010
    FUND:
    Class A Shares...........         167             1
           Amount............  $    1,572    $       12
    Class B Shares...........          22             1
           Amount............  $      213    $       10
    Class C Shares...........          48             1
           Amount............  $      462    $       10
    Class Y Shares...........          13             1
           Amount............  $      122    $       10
    TARGET RETIREMENT 2020
    FUND:
    Class A Shares...........         189            15
           Amount............  $    1,919    $      144
    Class B Shares...........          27             1
           Amount............  $      270    $       10
    Class C Shares...........          31             1
           Amount............  $      313    $       10
    Class Y Shares...........          --             1
           Amount............  $       --    $       10
    TARGET RETIREMENT 2030
    FUND:
    Class A Shares...........         197             1
           Amount............  $    1,784    $       10
    Class B Shares...........          32             1
           Amount............  $      283    $       10
    Class C Shares...........           8             1
           Amount............  $       69    $       10
    Class Y Shares...........           2             1
           Amount............  $       21    $       10

--------------------------------------------------------------------------------

                                     SHARES SOLD
                               ------------------------
                                  2006          2005
                               ----------    ----------
    TAX-FREE CALIFORNIA FUND:
    Class A Shares...........         904           230
           Amount............  $    9,421    $    2,382
    Class B Shares...........          44            33
           Amount............  $      456    $      336
    Class C Shares...........         175            52
           Amount............  $    1,828    $      534
    TAX-FREE MINNESOTA FUND:
    Class A Shares...........         165           216
           Amount............  $    1,689    $    2,246
    Class B Shares...........           6            28
           Amount............  $       59    $      288
    Class C Shares...........           4            18
           Amount............  $       44    $      186
    Class E Shares...........          23            15
           Amount............  $      236    $      158
    Class H Shares...........          --            --
           Amount............  $       --            --
    Class L Shares...........           2            25
           Amount............  $       23    $      265
    Class M Shares...........           1             1
           Amount............  $        4    $       18
    Class N Shares...........           3             2
           Amount............  $       28    $       10
    Class Y Shares...........          --             1
           Amount............  $       --    $        9
    TAX-FREE NATIONAL FUND:
    Class A Shares...........       3,023         1,548
           Amount............  $   33,711    $   17,443
    Class B Shares...........         145           162
           Amount............  $    1,607    $    1,804
    Class C Shares...........         562           320
           Amount............  $    6,249    $    3,583
    Class E Shares...........          49            61
           Amount............  $      549    $      686
    Class H Shares...........          --            --
           Amount............  $        1            --
    Class L Shares...........          34            57
           Amount............  $      381    $      641
    Class M Shares...........          --             2
           Amount............  $        2    $       19
    Class N Shares...........          --             1
           Amount............  $        5            --
    Class Y Shares...........          --             1
           Amount............  $       --    $        9
    TAX-FREE NEW YORK FUND:
    Class A Shares...........          17            52
           Amount............  $      172    $      545
    Class B Shares...........           4            20
           Amount............  $       39    $      200
    Class C Shares...........           1            73
           Amount............  $        8    $      769

                                 SHARES ISSUED FOR
                               REINVESTED DIVIDENDS
                               ---------------------
                                 2006         2005
                               ---------    --------
    TAX-FREE CALIFORNIA FUND:
    Class A Shares...........        62          48
           Amount............  $    642     $   495
    Class B Shares...........         2           2
           Amount............  $     27     $    25
    Class C Shares...........         6           4
           Amount............  $     60     $    43
    TAX-FREE MINNESOTA FUND:
    Class A Shares...........        21          16
           Amount............  $    221     $   162
    Class B Shares...........         2           2
           Amount............  $     22     $    20
    Class C Shares...........         1           1
           Amount............  $     13     $    11
    Class E Shares...........        75          74
           Amount............  $    770     $   770
    Class H Shares...........        --          --
           Amount............  $      4     $     4
    Class L Shares...........         9           9
           Amount............  $     90     $    91
    Class M Shares...........         1          --
           Amount............  $      4     $     4
    Class N Shares...........         1          --
           Amount............  $      5     $     4
    Class Y Shares...........        --          --
           Amount............  $     --          --
    TAX-FREE NATIONAL FUND:
    Class A Shares...........       195         121
           Amount............  $  2,163     $ 1,350
    Class B Shares...........        20          15
           Amount............  $    216     $   168
    Class C Shares...........        26          13
           Amount............  $    285     $   149
    Class E Shares...........        89          79
           Amount............  $    993     $   886
    Class H Shares...........         1           1
           Amount............  $      7     $     9
    Class L Shares...........        26          20
           Amount............  $    284     $   226
    Class M Shares...........         3           3
           Amount............  $     35     $    30
    Class N Shares...........         1           1
           Amount............  $     16     $    16
    Class Y Shares...........        --          --
           Amount............  $      1          --
    TAX-FREE NEW YORK FUND:
    Class A Shares...........        42          37
           Amount............  $    431     $   387
    Class B Shares...........         5           4
           Amount............  $     52     $    43
    Class C Shares...........         7           5
           Amount............  $     72     $    52


                                   SHARES REDEEMED
                               ------------------------
                                  2006          2005
                               -----------    ---------
    TAX-FREE CALIFORNIA FUND:
    Class A Shares...........         (128)        (204)
           Amount............  $    (1,327)   $  (2,114)
    Class B Shares...........          (24)          (7)
           Amount............  $      (251)   $     (68)
    Class C Shares...........          (44)          (8)
           Amount............  $      (452)   $     (85)
    TAX-FREE MINNESOTA FUND:
    Class A Shares...........          (67)        (100)
           Amount............  $      (684)   $  (1,039)
    Class B Shares...........          (10)         (12)
           Amount............  $      (100)   $    (122)
    Class C Shares...........           (6)          (9)
           Amount............  $       (68)   $     (92)
    Class E Shares...........         (314)        (186)
           Amount............  $    (3,219)   $  (1,948)
    Class H Shares...........           --           --
           Amount............  $        (5)   $      (1)
    Class L Shares...........          (38)         (16)
           Amount............  $      (386)   $    (171)
    Class M Shares...........           (2)          (9)
           Amount............  $       (16)   $     (97)
    Class N Shares...........           (4)          (3)
           Amount............  $       (37)   $     (27)
    Class Y Shares...........           --           --
           Amount............  $        --    $      --
    TAX-FREE NATIONAL FUND:
    Class A Shares...........       (1,027)        (658)
           Amount............  $   (11,431)   $  (7,390)
    Class B Shares...........         (189)        (113)
           Amount............  $    (2,090)   $  (1,259)
    Class C Shares...........         (213)        (314)
           Amount............  $    (2,371)   $  (3,508)
    Class E Shares...........         (368)        (216)
           Amount............  $    (4,112)   $  (2,420)
    Class H Shares...........          (10)         (33)
           Amount............  $      (111)   $    (369)
    Class L Shares...........         (104)         (47)
           Amount............  $    (1,157)   $    (528)
    Class M Shares...........           (9)         (13)
           Amount............  $       (97)   $    (140)
    Class N Shares...........          (13)          (6)
           Amount............  $      (148)   $     (64)
    Class Y Shares...........           --           --
           Amount............  $        --    $      --
    TAX-FREE NEW YORK FUND:
    Class A Shares...........          (82)         (16)
           Amount............  $      (846)   $    (169)
    Class B Shares...........          (11)          --
           Amount............  $      (113)   $      --
    Class C Shares...........          (31)          (8)
           Amount............  $      (317)   $     (88)

                               NET INCREASE (DECREASE)
                                      OF SHARES
                               ------------------------
                                  2006          2005
                               ----------    ----------
    TAX-FREE CALIFORNIA FUND:
    Class A Shares...........         838            74
           Amount............  $    8,736    $      763
    Class B Shares...........          22            28
           Amount............  $      232    $      293
    Class C Shares...........         137            48
           Amount............  $    1,436    $      492
    TAX-FREE MINNESOTA FUND:
    Class A Shares...........         119           132
           Amount............  $    1,226    $    1,369
    Class B Shares...........          (2)           18
           Amount............  $      (19)   $      186
    Class C Shares...........          (1)           10
           Amount............  $      (11)   $      105
    Class E Shares...........        (216)          (97)
           Amount............  $   (2,213)   $   (1,020)
    Class H Shares...........          --            --
           Amount............  $       (1)   $        3
    Class L Shares...........         (27)           18
           Amount............  $     (273)   $      185
    Class M Shares...........          --            (8)
           Amount............  $       (8)   $      (75)
    Class N Shares...........          --            (1)
           Amount............  $       (4)   $      (13)
    Class Y Shares...........          --             1
           Amount............  $       --    $        9
    TAX-FREE NATIONAL FUND:
    Class A Shares...........       2,191         1,011
           Amount............  $   24,443    $   11,403
    Class B Shares...........         (24)           64
           Amount............  $     (267)   $      713
    Class C Shares...........         375            19
           Amount............  $    4,163    $      224
    Class E Shares...........        (230)          (76)
           Amount............  $   (2,570)   $     (848)
    Class H Shares...........          (9)          (32)
           Amount............  $     (103)   $     (360)
    Class L Shares...........         (44)           30
           Amount............  $     (492)   $      339
    Class M Shares...........          (6)           (8)
           Amount............  $      (60)   $      (91)
    Class N Shares...........         (12)           (4)
           Amount............  $     (127)   $      (48)
    Class Y Shares...........          --             1
           Amount............  $        1    $        9
    TAX-FREE NEW YORK FUND:
    Class A Shares...........         (23)           73
           Amount............  $     (243)   $      763
    Class B Shares...........          (2)           24
           Amount............  $      (22)   $      244
    Class C Shares...........         (23)           70
           Amount............  $     (237)   $      733

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                     SHARES SOLD
                               ------------------------
                                  2006          2005
                               ----------    ----------
    TOTAL RETURN BOND FUND:
    Class A Shares...........      18,327         7,536
           Amount............  $  192,225    $   81,793
    Class B Shares...........       1,870         1,007
           Amount............  $   19,502    $   10,886
    Class C Shares...........       2,136         1,024
           Amount............  $   22,448    $   11,119
    Class I Shares...........           4            --
           Amount............  $       38    $       --
    Class Y Shares...........       8,685         8,276
           Amount............  $   92,401    $   90,740
    U.S. GOVERNMENT
    SECURITIES FUND:
    Class A Shares...........       1,370         1,580
           Amount............  $   12,608    $   15,082
    Class B Shares...........         248           306
           Amount............  $    2,261    $    2,904
    Class C Shares...........         391           392
           Amount............  $    3,580    $    3,723
    Class E Shares...........          98            93
           Amount............  $      903    $      878
    Class H Shares...........           5            14
           Amount............  $       49    $      126
    Class L Shares...........         122           158
           Amount............  $    1,128    $    1,513
    Class M Shares...........          18            20
           Amount............  $      154    $      199
    Class N Shares...........           3             5
           Amount............  $       27    $       46
    Class Y Shares...........          11           961
           Amount............  $      100    $    9,199
    VALUE FUND:
    Class A Shares...........       1,313           996
           Amount............  $   15,756    $   10,434
    Class B Shares...........         168           201
           Amount............  $    1,990    $    2,069
    Class C Shares...........         199           114
           Amount............  $    2,382    $    1,179
    Class Y Shares...........       2,346         3,361
           Amount............  $   28,384    $   34,573
    VALUE OPPORTUNITIES FUND:
    Class A Shares...........       2,747         3,015
           Amount............  $   46,259    $   47,123
    Class B Shares...........         338           651
           Amount............  $    5,323    $    9,516
    Class C Shares...........         663           610
           Amount............  $   10,489    $    9,022
    Class H Shares...........          10            19
           Amount............  $      169    $      267
    Class I Shares...........           1            --
           Amount............  $       11    $       --
    Class L Shares...........         209           203
           Amount............  $    3,536    $    3,161
    Class M Shares...........          24            37
           Amount............  $      379    $      541
    Class N Shares...........           4             6
           Amount............  $       60    $       99
    Class Y Shares...........         962         5,441
           Amount............  $   16,358    $   84,846

                                 SHARES ISSUED FOR
                               REINVESTED DIVIDENDS
                               ---------------------
                                 2006         2005
                               ---------    --------
    TOTAL RETURN BOND FUND:
    Class A Shares...........     1,485       1,081
           Amount............  $ 15,562     $11,696
    Class B Shares...........       254         235
           Amount............  $  2,646     $ 2,529
    Class C Shares...........       222         208
           Amount............  $  2,326     $ 2,255
    Class I Shares...........        --          --
           Amount............  $     --     $    --
    Class Y Shares...........     1,147         614
           Amount............  $ 12,137     $ 6,705
    U.S. GOVERNMENT
    SECURITIES FUND:
    Class A Shares...........       201         200
           Amount............  $  1,845     $ 1,905
    Class B Shares...........        69          77
           Amount............  $    635     $   729
    Class C Shares...........        32          37
           Amount............  $    293     $   355
    Class E Shares...........       396         408
           Amount............  $  3,626     $ 3,875
    Class H Shares...........         9          11
           Amount............  $     84     $   107
    Class L Shares...........       136         136
           Amount............  $  1,246     $ 1,291
    Class M Shares...........         9          10
           Amount............  $     87     $   100
    Class N Shares...........         3           3
           Amount............  $     29     $    33
    Class Y Shares...........        13          31
           Amount............  $    117     $   292
    VALUE FUND:
    Class A Shares...........        41          20
           Amount............  $    458     $   204
    Class B Shares...........        --          --
           Amount............  $     --     $    --
    Class C Shares...........        --          --
           Amount............  $     --     $    --
    Class Y Shares...........        70          32
           Amount............  $    780     $   328
    VALUE OPPORTUNITIES FUND:
    Class A Shares...........       133          --
           Amount............  $  2,056     $    --
    Class B Shares...........        31          --
           Amount............  $    442     $    --
    Class C Shares...........        28          --
           Amount............  $    399     $    --
    Class H Shares...........        11          --
           Amount............  $    156     $    --
    Class I Shares...........        --          --
           Amount............  $     --     $    --
    Class L Shares...........        58          --
           Amount............  $    898     $    --
    Class M Shares...........        17          --
           Amount............  $    250     $    --
    Class N Shares...........         5          --
           Amount............  $     68     $    --
    Class Y Shares...........       215          --
           Amount............  $  3,392     $    --


                                   SHARES REDEEMED
                               ------------------------
                                  2006          2005
                               -----------    ---------
    TOTAL RETURN BOND FUND:
    Class A Shares...........       (8,299)      (6,575)
           Amount............  $   (87,044)   $ (71,365)
    Class B Shares...........       (2,249)      (2,001)
           Amount............  $   (23,467)   $ (21,616)
    Class C Shares...........       (2,233)      (2,429)
           Amount............  $   (23,447)   $ (26,396)
    Class I Shares...........           --           --
           Amount............  $        --    $      --
    Class Y Shares...........         (734)        (521)
           Amount............  $    (7,756)   $  (5,670)
    U.S. GOVERNMENT
    SECURITIES FUND:
    Class A Shares...........       (1,674)      (2,238)
           Amount............  $   (15,426)   $ (21,353)
    Class B Shares...........         (758)        (816)
           Amount............  $    (6,954)   $  (7,742)
    Class C Shares...........         (406)        (839)
           Amount............  $    (3,721)   $  (7,948)
    Class E Shares...........       (2,109)      (1,606)
           Amount............  $   (19,389)   $ (15,284)
    Class H Shares...........          (99)        (138)
           Amount............  $      (906)   $  (1,311)
    Class L Shares...........         (674)        (548)
           Amount............  $    (6,198)   $  (5,229)
    Class M Shares...........          (95)        (118)
           Amount............  $      (871)   $  (1,129)
    Class N Shares...........          (22)         (27)
           Amount............  $      (205)   $    (258)
    Class Y Shares...........       (1,005)          --
           Amount............  $    (9,347)   $      --
    VALUE FUND:
    Class A Shares...........       (1,075)        (992)
           Amount............  $   (12,873)   $ (10,429)
    Class B Shares...........         (177)        (183)
           Amount............  $    (2,065)   $  (1,890)
    Class C Shares...........         (144)        (279)
           Amount............  $    (1,687)   $  (2,885)
    Class Y Shares...........       (2,417)         (12)
           Amount............  $   (27,945)   $    (130)
    VALUE OPPORTUNITIES FUND:
    Class A Shares...........       (1,047)        (501)
           Amount............  $   (17,492)   $  (7,840)
    Class B Shares...........         (221)        (150)
           Amount............  $    (3,466)   $  (2,186)
    Class C Shares...........         (273)        (124)
           Amount............  $    (4,253)   $  (1,815)
    Class H Shares...........         (126)        (139)
           Amount............  $    (1,982)   $  (2,018)
    Class I Shares...........           --           --
           Amount............  $        --    $      --
    Class L Shares...........         (240)        (254)
           Amount............  $    (4,067)   $  (3,944)
    Class M Shares...........         (139)        (141)
           Amount............  $    (2,199)   $  (2,037)
    Class N Shares...........          (23)         (31)
           Amount............  $      (362)   $    (455)
    Class Y Shares...........       (1,707)         (56)
           Amount............  $   (29,124)   $    (888)

                               NET INCREASE (DECREASE)
                                      OF SHARES
                               ------------------------
                                  2006          2005
                               ----------    ----------
    TOTAL RETURN BOND FUND:
    Class A Shares...........      11,513         2,042
           Amount............  $  120,743    $   22,124
    Class B Shares...........        (125)         (759)
           Amount............  $   (1,319)   $   (8,201)
    Class C Shares...........         125        (1,197)
           Amount............  $    1,327    $  (13,022)
    Class I Shares...........           4            --
           Amount............  $       38    $       --
    Class Y Shares...........       9,098         8,369
           Amount............  $   96,782    $   91,775
    U.S. GOVERNMENT
    SECURITIES FUND:
    Class A Shares...........        (103)         (458)
           Amount............  $     (973)   $   (4,366)
    Class B Shares...........        (441)         (433)
           Amount............  $   (4,058)   $   (4,109)
    Class C Shares...........          17          (410)
           Amount............  $      152    $   (3,870)
    Class E Shares...........      (1,615)       (1,105)
           Amount............  $  (14,860)   $  (10,531)
    Class H Shares...........         (85)         (113)
           Amount............  $     (773)   $   (1,078)
    Class L Shares...........        (416)         (254)
           Amount............  $   (3,824)   $   (2,425)
    Class M Shares...........         (68)          (88)
           Amount............  $     (630)   $     (830)
    Class N Shares...........         (16)          (19)
           Amount............  $     (149)   $     (179)
    Class Y Shares...........        (981)          992
           Amount............  $   (9,130)   $    9,491
    VALUE FUND:
    Class A Shares...........         279            24
           Amount............  $    3,341    $      209
    Class B Shares...........          (9)           18
           Amount............  $      (75)   $      179
    Class C Shares...........          55          (165)
           Amount............  $      695    $   (1,706)
    Class Y Shares...........          (1)        3,381
           Amount............  $    1,219    $   34,771
    VALUE OPPORTUNITIES FUND:
    Class A Shares...........       1,833         2,514
           Amount............  $   30,823    $   39,283
    Class B Shares...........         148           501
           Amount............  $    2,299    $    7,330
    Class C Shares...........         418           486
           Amount............  $    6,635    $    7,207
    Class H Shares...........        (105)         (120)
           Amount............  $   (1,657)   $   (1,751)
    Class I Shares...........           1            --
           Amount............  $       11    $       --
    Class L Shares...........          27           (51)
           Amount............  $      367    $     (783)
    Class M Shares...........         (98)         (104)
           Amount............  $   (1,570)   $   (1,496)
    Class N Shares...........         (14)          (25)
           Amount............  $     (234)   $     (356)
    Class Y Shares...........        (530)        5,385
           Amount............  $   (9,374)   $   83,958

--------------------------------------------------------------------------------

    The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued and Class B shares redeemed within the previous table) and Classes H and M Shares into Class L Shares (reflected as Class L shares issued and Classes H and M shares redeemed within the previous table) for the periods ended October 31, 2006 and October 31, 2005:

                                                                  FOR THE YEAR ENDED     FOR THE YEAR ENDED
                                                                   OCTOBER 31, 2006       OCTOBER 31, 2005
                                                                  -------------------    -------------------
    FUND                                                          SHARES     DOLLARS     SHARES     DOLLARS
    ----                                                          -------    --------    -------    --------
    Advisers Fund -- Class B to Class A.........................   1,937     $31,068        757     $11,443
    Aggressive Growth Allocation Fund -- Class B to Class A.....      16         194          1          12
    Balanced Allocation Fund -- Class B to Class A..............      63         728         24         253
    Capital Appreciation Fund -- Class B to Class A.............   3,083         114      2,593      84,937
    Capital Appreciation II Fund -- Class B to Class A..........      26         328          3          31
    Conservative Allocation Fund -- Class B to Class A..........       5          58          5          57
    Disciplined Equity Fund -- Class B to Class A...............     142       1,768        135       1,506
    Dividend And Growth Fund -- Class B to Class A..............     990          20        471       8,794
    Equity Income Fund -- Class B to Class A....................      28         363         10         125
    Floating Rate Fund -- Class B to Class A....................       6          60         --           1
    Focus Fund -- Class B to Class A............................       6          62         12         112
    Global Communications Fund -- Class B to Class A............      13         102         10          68
    Global Financial Services Fund Class B to Class A...........       4          54         --          --
    Global Health Fund -- Class B to Class A....................      44         750         14         215
    Global Leaders Fund -- Class B to Class A...................     200       3,702        295       4,722
    Global Technology Fund -- Class B to Class A................      22         119         15          67
    Growth Allocation Fund -- Class B to Class A................      54         654          1          14
    Growth Fund -- Class B to Class A...........................      22         390         12         189
    Growth Fund -- Class H to Class L...........................     187       3,425        202       3,085
    Growth Fund -- Class M to Class L...........................     132       2,416        103       1,579
    Growth Opportunities Fund -- Class B to Class A.............      16         465          5         129
    Growth Opportunities Fund -- Class H to Class L.............     188       5,397        233       5,301
    Growth Opportunities Fund -- Class M to Class L.............      74       2,149        100       2,285
    High Yield Fund -- Class B to Class A.......................     448       3,511        515       4,114
    Income Allocation Fund -- Class B to Class A................       4          38         --          --
    Income Fund -- Class B to Class A...........................      11         110          6          58
    Inflation Plus Fund -- Class B to Class A...................      19         199         41         448
    International Capital Appreciation Fund -- Class B to Class
      A.........................................................      29         394         13         158
    International Opportunities Fund -- Class B to Class A......     109       1,622        127       1,548
    International Small Company Fund -- Class B to Class A......      34         517         10         127
    MidCap Fund -- Class B to Class A...........................     401       9,873         99       2,335
    MidCap Value Fund -- Class B to Class A.....................      54         745         21         261
    Money Market Fund -- Class B to Class A.....................   1,633       1,633      1,497       1,497
    Select MidCap Growth Fund -- Class B to Class A.............       4          46          1           8
    Select MidCap Value Fund -- Class B to Class A..............       1          17         --          --
    Short Duration Fund -- Class B to Class A...................      18         181         18         175
    SmallCap Growth Fund -- Class B to Class A..................       7         217          7         184
    SmallCap Growth Fund -- Class H to Class L..................      68       2,066        100       2,463
    SmallCap Growth Fund -- Class M to Class L..................      37       1,131         68       1,710
    Small Company Fund -- Class B to Class A....................     161       3,405        166       2,765
    Stock Fund -- Class B to Class A............................   1,125      22,176        571       9,772
    Tax-Free California Fund -- Class B to Class A..............       2          22          4          38
    Tax-Free Minnesota Fund -- Class H to Class L...............      --           1         --           1
    Tax-Free Minnesota Fund -- Class M to Class L...............       1          14          9          97
    Tax-Free National Fund -- Class B to Class A................       9         105         12         134
    Tax-Free National Fund -- Class H to Class L................       5          59         16         182
    Tax-Free National Fund -- Class M to Class L................       7          83          7          74
    Total Return Bond Fund -- Class B to Class A................     224       2,354         91         976
    U.S. Government Securities Fund -- Class B to Class A.......      60         558         49         464
    U.S. Government Securities Fund -- Class H to Class L.......      41         375         55         518
    U.S. Government Securities Fund -- Class M to Class L.......      26         244         22         205
    Value Fund -- Class B to Class A............................       8          88          4          40
    Value Opportunities Fund -- Class B to Class A..............      25         431          7         110
    Value Opportunities Fund -- Class H to Class L..............      71       1,190         86       1,256
    Value Opportunities Fund -- Class M to Class L..............      72       1,228         61         891

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 OCTOBER 31, 2006
 (000'S OMITTED)
--------------------------------------------------------------------------------

7.  LINE OF CREDIT:

    The Funds participate in a $650,000 revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment which has not been utilized. For the year ended October 31, 2006, the Funds did not have any borrowings under this facility.

8.  SUBSEQUENT EVENT:

    On November 8, 2006, the Securities and Exchange Commission ("SEC") issued an Order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolves the SEC's Division of Enforcement's investigation of aspects of The Hartford's variable annuity and mutual fund operations related to directed brokerage and revenue sharing. Under the terms of the settlement, The Hartford will pay a total of $15.4 million to The Hartford Mutual Funds in the amounts indicated below. These amounts were recorded on the books of the Funds on November 8, 2006 and paid on November 22, 2006. The Hartford settled this matter without admitting or denying the findings of the SEC.

FUND NAME                                                      REIMBURSEMENT AMOUNT
---------                                                      --------------------
Advisers Fund...............................................          $1,265
Capital Appreciation Fund...................................           5,181
Disciplined Equity Fund.....................................             291
Dividend and Growth Fund....................................           1,017
Focus Fund..................................................             192
Global Communications Fund..................................               5
Global Financial Services Fund..............................               5
Global Health Fund..........................................             104
Global Leaders Fund.........................................           1,914
Global Technology Fund......................................              22
Growth Fund.................................................             154
Growth Opportunities Fund...................................             412
International Capital Appreciation Fund.....................               5
International Opportunities Fund............................              27
MidCap Fund.................................................           2,458
MidCap Value Fund...........................................              55
Small Company Fund..........................................             671
SmallCap Growth Fund........................................              38
Stock Fund..................................................           1,567
Value Opportunities Fund....................................              16
Value Fund..................................................              11

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                         -------------------------------------------------------------------------------

                                                                  NET REALIZED
                                                                      AND                                  DISTRIBUTIONS
                                         NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS        FROM
                                         VALUE AT    INVESTMENT       GAIN          FROM       FROM NET      REALIZED
                                         BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT      CAPITAL
                                         OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME         GAINS
                                         ---------   ----------   ------------   ----------   ----------   -------------
THE HARTFORD ADVISERS FUND
 For the Year Ended October 31, 2006
 Class A................................  $15.34       $0.31         $1.38         $1.69        $(0.29)       $   --
 Class B................................   15.19        0.18          1.37          1.55         (0.17)           --
 Class C................................   15.34        0.19          1.38          1.57         (0.18)           --
 Class Y................................   15.50        0.38          1.40          1.78         (0.37)           --
 For the Year Ended October 31, 2005(h)
 Class A................................   14.57        0.26          0.80          1.06         (0.29)           --
 Class B................................   14.43        0.14          0.79          0.93         (0.17)           --
 Class C................................   14.56        0.16          0.80          0.96         (0.18)           --
 Class Y................................   14.72        0.33          0.81          1.14         (0.36)           --
 For the Year Ended October 31, 2004(h)
 Class A................................   14.19        0.18          0.38          0.56         (0.18)           --
 Class B................................   14.05        0.07          0.38          0.45         (0.07)           --
 Class C................................   14.18        0.09          0.37          0.46         (0.08)           --
 Class Y................................   14.37        0.25          0.36          0.61         (0.26)           --
 For the Year Ended October 31, 2003(h)
 Class A................................   12.67        0.19          1.52          1.71         (0.19)           --
 Class B................................   12.54        0.09          1.51          1.60         (0.09)           --
 Class C................................   12.66        0.11          1.52          1.63         (0.11)           --
 Class Y................................   12.82        0.27          1.54          1.81         (0.26)           --
 For the Year Ended October 31, 2002(h)
 Class A................................   14.38        0.21         (1.69)        (1.48)        (0.23)           --
 Class B................................   14.24        0.11         (1.68)        (1.57)        (0.13)           --
 Class C................................   14.37        0.12         (1.69)        (1.57)        (0.14)
 Class Y................................   14.54        0.13         (1.55)        (1.42)        (0.30)           --
THE HARTFORD AGGRESSIVE GROWTH
 ALLOCATION FUND(G)
 For the Year Ended October 31, 2006
 Class A................................   11.46        0.02          1.83          1.85         (0.09)        (0.01)
 Class B................................   11.37       (0.12)         1.88          1.76         (0.02)        (0.01)
 Class C................................   11.37       (0.12)         1.88          1.76         (0.02)        (0.01)
 From August 31, 2006, (commencement of
  operations) through October 31, 2006
 Class I................................   12.59       (0.01)         0.64          0.63            --            --
 For the Year Ended October 31, 2005
 Class A................................   10.38       (0.02)         1.12          1.10         (0.02)           --
 Class B................................   10.35       (0.08)         1.10          1.02            --            --
 Class C................................   10.35       (0.07)         1.09          1.02            --            --
 From May 28, 2004, (commencement of
  operations) through October 31, 2004
 Class A................................   10.00       (0.01)         0.39          0.38            --            --
 Class B................................   10.00       (0.02)         0.37          0.35            --            --
 Class C................................   10.00       (0.02)         0.37          0.35            --            --

                                            -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                          --------------------------------------------------------------------

                                                                              NET
                                                                            INCREASE     NET ASSET
                                          DISTRIBUTIONS                    (DECREASE)    VALUE AT
                                              FROM            TOTAL       IN NET ASSET      END        TOTAL
                                             CAPITAL      DISTRIBUTIONS      VALUE       OF PERIOD   RETURN(B)
                                          -------------   -------------   ------------   ---------   ---------
THE HARTFORD ADVISERS FUND
 For the Year Ended October 31, 2006
 Class A................................     $   --          $(0.29)         $1.40        $16.74       11.16%
 Class B................................         --           (0.17)          1.38         16.57       10.25
 Class C................................         --           (0.18)          1.39         16.73       10.32
 Class Y................................         --           (0.37)          1.41         16.91       11.63
 For the Year Ended October 31, 2005(h)
 Class A................................         --           (0.29)          0.77         15.34        7.30
 Class B................................         --           (0.17)          0.76         15.19        6.48
 Class C................................         --           (0.18)          0.78         15.34        6.63
 Class Y................................         --           (0.36)          0.78         15.50        7.78
 For the Year Ended October 31, 2004(h)
 Class A................................         --           (0.18)          0.38         14.57        3.93(i)
 Class B................................         --           (0.07)          0.38         14.43        3.21(i)
 Class C................................         --           (0.08)          0.38         14.56        3.27(i)
 Class Y................................         --           (0.26)          0.35         14.72        4.22
 For the Year Ended October 31, 2003(h)
 Class A................................         --           (0.19)          1.52         14.19       13.62
 Class B................................         --           (0.09)          1.51         14.05       12.86
 Class C................................         --           (0.11)          1.52         14.18       12.92
 Class Y................................         --           (0.26)          1.55         14.37       14.28
 For the Year Ended October 31, 2002(h)
 Class A................................         --           (0.23)         (1.71)        12.67      (10.42)
 Class B................................         --           (0.13)         (1.70)        12.54      (11.11)
 Class C................................         --           (0.14)         (1.71)        12.66      (10.99)
 Class Y................................         --           (0.30)         (1.72)        12.82       (9.89)
THE HARTFORD AGGRESSIVE GROWTH
 ALLOCATION FUND(G)
 For the Year Ended October 31, 2006
 Class A................................         --           (0.10)          1.75         13.21       16.18
 Class B................................         --           (0.03)          1.73         13.10       15.43
 Class C................................         --           (0.03)          1.73         13.10       15.43
 From August 31, 2006, (commencement of
  operations) through October 31, 2006
 Class I................................         --              --           0.63         13.22        5.00(f)
 For the Year Ended October 31, 2005
 Class A................................         --           (0.02)          1.08         11.46       10.60
 Class B................................         --              --           1.02         11.37        9.88
 Class C................................         --              --           1.02         11.37        9.88
 From May 28, 2004, (commencement of
  operations) through October 31, 2004
 Class A................................         --              --           0.38         10.38        3.80(f)
 Class B................................         --              --           0.35         10.35        3.50(f)
 Class C................................         --              --           0.35         10.35        3.50(f)

                                                 -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                          ------------------------------------------------------------------------------
                                                           RATIO OF            RATIO OF
                                                           EXPENSES            EXPENSES          RATIO OF
                                                          TO AVERAGE          TO AVERAGE            NET
                                          NET ASSETS      NET ASSETS          NET ASSETS        INVESTMENT
                                          AT END OF         BEFORE               AFTER         INCOME (LOSS)   PORTFOLIO
                                            PERIOD        WAIVERS AND         WAIVERS AND       TO AVERAGE     TURNOVER
                                           (000'S)     REIMBURSEMENTS(D)   REIMBURSEMENTS(D)    NET ASSETS      RATE(C)
                                          ----------   -----------------   -----------------   -------------   ---------
THE HARTFORD ADVISERS FUND
 For the Year Ended October 31, 2006
 Class A................................  $1,110,324         1.17%               1.12%              1.86%          99%
 Class B................................     341,772         1.96                1.91               1.07           --
 Class C................................     219,580         1.87                1.82               1.16           --
 Class Y................................      17,710         0.71                0.66               2.32           --
 For the Year Ended October 31, 2005(h)
 Class A................................   1,222,944         1.21                1.19               1.73           66
 Class B................................     437,462         1.99                1.98               0.95           --
 Class C................................     253,605         1.91                1.89               1.06           --
 Class Y................................      15,342         0.75                0.74               2.13           --
 For the Year Ended October 31, 2004(h)
 Class A................................   1,539,264         1.22                1.22               1.23           42
 Class B................................     550,499         1.95                1.95               0.50           --
 Class C................................     355,711         1.86                1.86               0.58           --
 Class Y................................      13,587         0.74                0.74               1.71           --
 For the Year Ended October 31, 2003(h)
 Class A................................   1,470,569         1.40                1.39               1.44           46
 Class B................................     593,179         2.13                2.12               0.72           --
 Class C................................     421,814         2.00                2.00               0.84           --
 Class Y................................       8,714         0.81                0.81               1.98           --
 For the Year Ended October 31, 2002(h)
 Class A................................   1,245,331         1.41                1.36               1.56           44
 Class B................................     567,953         2.08                2.08               0.84           --
 Class C................................     422,520         1.97                1.97               0.95           --
 Class Y................................       3,997         0.78                0.78               2.15           --
THE HARTFORD AGGRESSIVE GROWTH
 ALLOCATION FUND(G)
 For the Year Ended October 31, 2006
 Class A................................     116,198         0.79                0.72              (0.34)          14
 Class B................................      33,295         1.62                1.37              (0.93)          --
 Class C................................      51,936         1.51                1.37              (0.92)          --
 From August 31, 2006, (commencement of
  operations) through October 31, 2006
 Class I................................          11         0.71(e)             0.48(e)           (0.45)(e)       --
 For the Year Ended October 31, 2005
 Class A................................      58,087         0.85                0.68              (0.43)           9
 Class B................................      20,155         1.64                1.33              (1.08)          --
 Class C................................      32,718         1.53                1.34              (1.08)          --
 From May 28, 2004, (commencement of
  operations) through October 31, 2004
 Class A................................      12,415         0.86(e)             0.67(e)           (0.58)(e)        3
 Class B................................       4,532         1.69(e)             1.32(e)           (1.23)(e)       --
 Class C................................       5,424         1.59(e)             1.32(e)           (1.23)(e)       --

---------------
(a) Information presented relates to a share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly. Please see Note 3(d).
(e) Annualized.
(f) Not annualized.
(g) Expense ratios do not include expenses of the underlying funds.
(h) Per share amounts have been calculated using average shares outstanding method.
(i) Without the inclusion of the Payment from Affiliate, the total return would have been 3.74%, 2.95% and 3.06% for classes A, B and C, respectively. The net asset value impact of the Payment from Affiliate was $0.03, $0.04 and $0.03 for classes A, B and C, respectively.

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                         -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                         ---------------------------------------------------------------

                                                                  NET REALIZED
                                                                      AND
                                         NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                         VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                         BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                         OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                         ---------   ----------   ------------   ----------   ----------
THE HARTFORD BALANCED ALLOCATION FUND(G)
 For the Year Ended October 31, 2006(h)
 Class A................................  $10.95       $0.18         $1.12         $1.30        $(0.22)
 Class B................................   10.92        0.10          1.11          1.21         (0.13)
 Class C................................   10.92        0.11          1.11          1.22         (0.14)
 From August 31, 2006, (commencement of
  operations) through October 31, 2006
 Class I................................   11.66        0.05          0.34          0.39         (0.05)
 For the Year Ended October 31, 2005
 Class A................................   10.30        0.13          0.64          0.77         (0.12)
 Class B................................   10.28        0.06          0.62          0.68         (0.04)
 Class C................................   10.28        0.06          0.62          0.68         (0.04)
 From May 28, 2004, (commencement of
  operations) through October 31, 2004
 Class A................................   10.00        0.02          0.30          0.32         (0.02)
 Class B................................   10.00        0.01          0.27          0.28            --
 Class C................................   10.00          --          0.28          0.28            --
THE HARTFORD BALANCED INCOME FUND
 From July 31, 2006, (commencement of
  operations) through October 31, 2006
 Class A................................   10.00        0.09          0.39          0.48         (0.06)
 Class B................................   10.00        0.07          0.38          0.45         (0.04)
 Class C................................   10.00        0.06          0.40          0.46         (0.05)
 Class Y................................   10.00        0.10          0.38          0.48         (0.06)

                                                  -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                          ------------------------------------------------------------------------------------

                                          DISTRIBUTIONS                                       NET
                                              FROM                                          INCREASE     NET ASSET
                                            REALIZED      DISTRIBUTIONS                    (DECREASE)    VALUE AT
                                             CAPITAL          FROM            TOTAL       IN NET ASSET    END OF       TOTAL
                                              GAINS          CAPITAL      DISTRIBUTIONS      VALUE        PERIOD     RETURN(B)
                                          -------------   -------------   -------------   ------------   ---------   ---------
THE HARTFORD BALANCED ALLOCATION FUND(G)
 For the Year Ended October 31, 2006(h)
 Class A................................     $(0.02)         $   --          $(0.24)         $1.06        $12.01       11.98%
 Class B................................      (0.02)             --           (0.15)          1.06         11.98       11.22
 Class C................................      (0.02)             --           (0.16)          1.06         11.98       11.24
 From August 31, 2006, (commencement of
  operations) through October 31, 2006
 Class I................................         --              --           (0.05)          0.34         12.00        3.35(f)
 For the Year Ended October 31, 2005
 Class A................................         --              --           (0.12)          0.65         10.95        7.47
 Class B................................         --              --           (0.04)          0.64         10.92        6.66
 Class C................................         --              --           (0.04)          0.64         10.92        6.66
 From May 28, 2004, (commencement of
  operations) through October 31, 2004
 Class A................................         --              --           (0.02)          0.30         10.30        3.15(f)
 Class B................................         --              --              --           0.28         10.28        2.82(f)
 Class C................................         --              --              --           0.28         10.28        2.82(f)
THE HARTFORD BALANCED INCOME FUND
 From July 31, 2006, (commencement of
  operations) through October 31, 2006
 Class A................................         --              --           (0.06)          0.42         10.42        4.78(f)
 Class B................................         --              --           (0.04)          0.41         10.41        4.54(f)
 Class C................................         --              --           (0.05)          0.41         10.41        4.56(f)
 Class Y................................         --              --           (0.06)          0.42         10.42        4.83(f)

                                                   -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                          ----------------------------------------------------------------------------------
                                                           RATIO OF            RATIO OF
                                                           EXPENSES            EXPENSES          RATIO OF
                                                          TO AVERAGE          TO AVERAGE            NET
                                          NET ASSETS      NET ASSETS          NET ASSETS        INVESTMENT
                                          AT END OF         BEFORE               AFTER         INCOME (LOSS)       PORTFOLIO
                                            PERIOD        WAIVERS AND         WAIVERS AND       TO AVERAGE         TURNOVER
                                           (000'S)     REIMBURSEMENTS(D)   REIMBURSEMENTS(D)    NET ASSETS          RATE(C)
                                          ----------   -----------------   -----------------   -------------       ---------
THE HARTFORD BALANCED ALLOCATION FUND(G)
 For the Year Ended October 31, 2006(h)
 Class A................................   $453,492          0.62%               0.62%              1.52%              15%
 Class B................................    109,117          1.44                1.36               0.82               --
 Class C................................    171,073          1.38                1.36               0.78               --
 From August 31, 2006, (commencement of
  operations) through October 31, 2006
 Class I................................        353          0.39(e)             0.39(e)            1.47(e)            --
 For the Year Ended October 31, 2005
 Class A................................    262,878          0.66                0.60               1.26                2
 Class B................................     72,619          1.47                1.31               0.55               --
 Class C................................    103,248          1.41                1.31               0.56               --
 From May 28, 2004, (commencement of
  operations) through October 31, 2004
 Class A................................     67,293          0.62(e)             0.59(e)            0.99(e)            --
 Class B................................     18,841          1.45(e)             1.29(e)            0.33(e)            --
 Class C................................     30,414          1.38(e)             1.29(e)            0.30(e)            --
THE HARTFORD BALANCED INCOME FUND
 From July 31, 2006, (commencement of
  operations) through October 31, 2006
 Class A................................     11,513          1.58(e)             1.25(e)            3.48(e)             8
 Class B................................        304          2.34(e)             2.00(e)            2.73(e)            --
 Class C................................        400          2.39(e)             2.00(e)            2.67(e)            --
 Class Y................................        105          1.31(e)             0.90(e)            3.86(e)            --

---------------
(a) Information presented relates to a share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly. Please see Note 3(d).
(e) Annualized.
(f) Not annualized.
(g) Expense ratios do not include expenses of the underlying funds.

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                         -------------------------------------------------------------------------------

                                                                  NET REALIZED
                                                                      AND                                  DISTRIBUTIONS
                                         NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS        FROM
                                         VALUE AT    INVESTMENT       GAIN          FROM       FROM NET      REALIZED
                                         BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT      CAPITAL
                                         OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME         GAINS
                                         ---------   ----------   ------------   ----------   ----------   -------------
THE HARTFORD CAPITAL APPRECIATION FUND
 For the Year Ended October 31, 2006
 Class A................................  $36.51       $ 0.15        $ 6.43        $ 6.58       $  --         $(3.42)
 Class B................................   33.90        (0.10)         5.87          5.77          --          (3.42)
 Class C................................   34.00        (0.07)         5.89          5.82          --          (3.42)
 Class Y................................   38.47         0.30          6.84          7.14          --          (3.42)
 From August 31, (commencement of
  operations) through October 31, 2006
 Class I................................   37.53           --          2.16          2.16          --             --
 For the Year Ended October 31, 2005
 Class A................................   30.80         0.09          5.62          5.71          --             --
 Class B................................   28.82        (0.15)         5.23          5.08          --             --
 Class C................................   28.88        (0.11)         5.23          5.12          --             --
 Class Y................................   32.29         0.21          5.97          6.18          --             --
 For the Year Ended October 31, 2004
 Class A................................   26.50        (0.01)         4.31          4.30          --             --
 Class B................................   24.97        (0.21)         4.06          3.85          --             --
 Class C................................   25.00        (0.18)         4.06          3.88          --             --
 Class Y................................   27.64         0.11          4.54          4.65          --             --
 For the Year Ended October 31, 2003
 Class A................................   20.47        (0.04)         6.07          6.03          --             --
 Class B................................   19.44        (0.19)         5.72          5.53          --             --
 Class C................................   19.44        (0.16)         5.72          5.56          --             --
 Class Y................................   21.23         0.08          6.33          6.41          --             --
 For the Year Ended October 31, 2002(h)
 Class A................................   24.12        (0.06)        (3.59)        (3.65)         --             --
 Class B................................   23.06        (0.25)        (3.37)        (3.62)         --             --
 Class C................................   23.04        (0.22)        (3.38)        (3.60)         --             --
 Class Y................................   24.85         0.04         (3.66)        (3.62)         --             --
THE HARTFORD CAPITAL APPRECIATION II
 FUND
 For the Year Ended October 31, 2006
 Class A................................   11.07        (0.01)         2.22          2.21          --          (0.15)
 Class B................................   11.02        (0.07)         2.19          2.12          --          (0.15)
 Class C................................   11.04        (0.06)         2.17          2.11          --          (0.15)
 Class Y................................   11.08         0.12          2.15          2.27          --          (0.15)
 From August 31, 2006, (commencement of
  operations) through October 31, 2006
 Class I................................   12.51           --          0.63          0.63          --             --
 From April 29, 2005, (commencement of
  operations) through October 31, 2005
 Class A................................   10.00        (0.01)         1.08          1.07          --             --
 Class B................................   10.00        (0.03)         1.05          1.02          --             --
 Class C................................   10.00        (0.03)         1.07          1.04          --             --
 Class Y................................   10.00         0.02          1.06          1.08          --             --

                                            -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                          --------------------------------------------------------------------

                                                                              NET
                                                                            INCREASE     NET ASSET
                                          DISTRIBUTIONS                    (DECREASE)    VALUE AT
                                              FROM            TOTAL       IN NET ASSET    END OF       TOTAL
                                             CAPITAL      DISTRIBUTIONS      VALUE        PERIOD     RETURN(B)
                                          -------------   -------------   ------------   ---------   ---------
THE HARTFORD CAPITAL APPRECIATION FUND
 For the Year Ended October 31, 2006
 Class A................................     $   --          $(3.42)         $ 3.16       $39.67       19.56%
 Class B................................         --           (3.42)           2.35        36.25       18.59
 Class C................................         --           (3.42)           2.40        36.40       18.69
 Class Y................................         --           (3.42)           3.72        42.19       20.07
 From August 31, (commencement of
  operations) through October 31, 2006
 Class I................................         --              --            2.16        39.69        5.76(f)
 For the Year Ended October 31, 2005
 Class A................................         --              --            5.71        36.51       18.54
 Class B................................         --              --            5.08        33.90       17.63
 Class C................................         --              --            5.12        34.00       17.73
 Class Y................................         --              --            6.18        38.47       19.14
 For the Year Ended October 31, 2004
 Class A................................         --              --            4.30        30.80       16.23
 Class B................................         --              --            3.85        28.82       15.42
 Class C................................         --              --            3.88        28.88       15.52
 Class Y................................         --              --            4.65        32.29       16.82
 For the Year Ended October 31, 2003
 Class A................................         --              --            6.03        26.50       29.46
 Class B................................         --              --            5.53        24.97       28.45
 Class C................................         --              --            5.56        25.00       28.60
 Class Y................................         --              --            6.41        27.64       30.19
 For the Year Ended October 31, 2002(h)
 Class A................................         --              --           (3.65)       20.47      (15.13)
 Class B................................         --              --           (3.62)       19.44      (15.70)
 Class C................................         --              --           (3.60)       19.44      (15.62)
 Class Y................................         --              --           (3.62)       21.23      (14.57)
THE HARTFORD CAPITAL APPRECIATION II
 FUND
 For the Year Ended October 31, 2006
 Class A................................         --           (0.15)           2.06        13.13       20.21
 Class B................................         --           (0.15)           1.97        12.99       19.48
 Class C................................         --           (0.15)           1.96        13.00       19.35
 Class Y................................         --           (0.15)           2.12        13.20       20.74
 From August 31, 2006, (commencement of
  operations) through October 31, 2006
 Class I................................         --              --            0.63        13.14        5.04(f)
 From April 29, 2005, (commencement of
  operations) through October 31, 2005
 Class A................................         --              --            1.07        11.07       10.70(f)
 Class B................................         --              --            1.02        11.02       10.20(f)
 Class C................................         --              --            1.04        11.04       10.40(f)
 Class Y................................         --              --            1.08        11.08       10.80(f)

                                                 -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                          ------------------------------------------------------------------------------
                                                           RATIO OF            RATIO OF
                                                           EXPENSES            EXPENSES          RATIO OF
                                                          TO AVERAGE          TO AVERAGE            NET
                                          NET ASSETS      NET ASSETS          NET ASSETS        INVESTMENT
                                          AT END OF         BEFORE               AFTER         INCOME (LOSS)   PORTFOLIO
                                            PERIOD        WAIVERS AND         WAIVERS AND       TO AVERAGE     TURNOVER
                                           (000'S)     REIMBURSEMENTS(D)   REIMBURSEMENTS(D)    NET ASSETS      RATE(C)
                                          ----------   -----------------   -----------------   -------------   ---------
THE HARTFORD CAPITAL APPRECIATION FUND
 For the Year Ended October 31, 2006
 Class A................................  $9,312,766         1.18%               1.18%              0.47%          74%
 Class B................................   1,868,359         1.97                1.97              (0.31)          --
 Class C................................   2,968,472         1.90                1.90              (0.25)          --
 Class Y................................     414,259         0.75                0.75               0.90           --
 From August 31, (commencement of
  operations) through October 31, 2006
 Class I................................       5,193         0.88(e)             0.88(e)            0.17(e)        --
 For the Year Ended October 31, 2005
 Class A................................   6,071,891         1.26                1.26               0.31           93
 Class B................................   1,631,199         2.03                2.03              (0.45)          --
 Class C................................   1,834,562         1.94                1.94              (0.37)          --
 Class Y................................     245,163         0.78                0.78               0.76           --
 For the Year Ended October 31, 2004
 Class A................................   4,203,178         1.35                1.35              (0.05)          78
 Class B................................   1,432,121         2.06                2.06              (0.78)          --
 Class C................................   1,348,972         1.97                1.97              (0.68)          --
 Class Y................................     116,527         0.79                0.79               0.50           --
 For the Year Ended October 31, 2003
 Class A................................   2,357,913         1.45                1.60              (0.13)         113
 Class B................................   1,140,154         2.17                2.17              (0.87)          --
 Class C................................     981,246         2.05                2.05              (0.75)          --
 Class Y................................      48,372         0.85                0.85               0.46           --
 For the Year Ended October 31, 2002(h)
 Class A................................   1,700,765         1.45                1.40              (0.28)         112
 Class B................................     884,553         2.14                2.14              (1.04)          --
 Class C................................     738,988         2.02                2.02              (0.92)          --
 Class Y................................      25,378         0.80                0.80               0.27           --
THE HARTFORD CAPITAL APPRECIATION II
 FUND
 For the Year Ended October 31, 2006
 Class A................................     241,238         1.66                1.60              (0.13)         113
 Class B................................      29,169         2.54                2.35              (0.88)          --
 Class C................................      97,678         2.37                2.33              (0.86)          --
 Class Y................................         119         1.20                1.15               0.39           --
 From August 31, 2006, (commencement of
  operations) through October 31, 2006
 Class I................................       3,316         1.46(e)             0.80(e)            0.45(e)        --
 From April 29, 2005, (commencement of
  operations) through October 31, 2005
 Class A................................      56,981         1.99(e)             1.60(e)           (0.30)(e)       46
 Class B................................       6,343         2.97(e)             2.35(e)           (1.10)(e)       --
 Class C................................      19,494         2.82(e)             2.35(e)           (1.12)(e)       --
 Class Y................................         332         1.41(e)             1.15(e)            0.29(e)        --

---------------
(a) Information presented relates to a share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly. Please see Note 3(d).
(e) Annualized.
(f) Not annualized.

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                         -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                         ---------------------------------------------------------------

                                                                  NET REALIZED
                                                                      AND
                                         NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                         VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                         BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                         OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                         ---------   ----------   ------------   ----------   ----------
THE HARTFORD CONSERVATIVE ALLOCATION
 FUND(G)
 For the Year Ended October 31, 2006
 Class A................................  $10.57       $ 0.26        $ 0.76        $ 1.02       $(0.31)
 Class B................................   10.56         0.19          0.76          0.95        (0.23)
 Class C................................   10.56         0.19          0.76          0.95        (0.24)
 From August 31, (commencement of
  operations) through October 31, 2006
 Class I................................   10.94         0.07          0.22          0.29        (0.07)
 For the Year Ended October 31, 2005
 Class A................................   10.27         0.23          0.28          0.51        (0.21)
 Class B................................   10.26         0.16          0.28          0.44        (0.14)
 Class C................................   10.26         0.16          0.28          0.44        (0.14)
 From May 28, 2004, (commencement of
  operations) through October 31, 2004
 Class A................................   10.00         0.03          0.27          0.30        (0.03)
 Class B................................   10.00         0.02          0.25          0.27        (0.01)
 Class C................................   10.00         0.02          0.25          0.27        (0.01)
THE HARTFORD DISCIPLINED EQUITY FUND
 For the Year Ended October 31, 2006
 Class A................................   11.78         0.04          1.39          1.43        (0.02)
 Class B................................   11.25        (0.03)         1.31          1.28           --
 Class C................................   11.26        (0.04)         1.32          1.28           --
 Class Y................................   12.12         0.14          1.40          1.54        (0.08)
 For the Year Ended October 31, 2005
 Class A................................   10.67         0.10          1.09          1.19        (0.08)
 Class B................................   10.20        (0.02)         1.08          1.06        (0.01)
 Class C................................   10.22        (0.02)         1.07          1.05        (0.01)
 Class Y................................   10.99         0.15          1.12          1.27        (0.14)
 For the Year Ended October 31, 2004
 Class A................................   10.08         0.03          0.57          0.60        (0.01)
 Class B................................    9.70        (0.05)         0.55          0.50           --
 Class C................................    9.71        (0.05)         0.56          0.51           --
 Class Y................................   10.36        (0.01)         0.69          0.68        (0.05)
 For the Year Ended October 31, 2003
 Class A................................    8.43         0.02          1.63          1.65           --
 Class B................................    8.17        (0.04)         1.57          1.53           --
 Class C................................    8.18        (0.04)         1.57          1.53           --
 Class Y................................    8.63         0.08          1.65          1.73           --
 For the Year Ended October 31, 2002(h)
 Class A................................   10.36           --         (1.93)        (1.93)          --
 Class B................................   10.10        (0.11)        (1.82)        (1.93)          --
 Class C................................   10.11        (0.06)        (1.87)        (1.93)          --
 Class Y................................   10.52         0.05         (1.94)        (1.89)          --

                                                  -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                          ------------------------------------------------------------------------------------

                                          DISTRIBUTIONS                                       NET
                                              FROM                                          INCREASE     NET ASSET
                                            REALIZED      DISTRIBUTIONS                    (DECREASE)    VALUE AT
                                             CAPITAL          FROM            TOTAL       IN NET ASSET    END OF       TOTAL
                                              GAINS          CAPITAL      DISTRIBUTIONS      VALUE        PERIOD     RETURN(B)
                                          -------------   -------------   -------------   ------------   ---------   ---------
THE HARTFORD CONSERVATIVE ALLOCATION
 FUND(G)
 For the Year Ended October 31, 2006
 Class A................................     $(0.12)         $   --          $(0.43)         $0.59        $11.16        9.85%
 Class B................................      (0.12)             --           (0.35)          0.60         11.16        9.19
 Class C................................      (0.12)             --           (0.36)          0.59         11.15        9.10
 From August 31, (commencement of
  operations) through October 31, 2006
 Class I................................         --              --           (0.07)          0.22         11.16        2.69(f)
 For the Year Ended October 31, 2005
 Class A................................         --              --           (0.21)          0.30         10.57        4.96
 Class B................................         --              --           (0.14)          0.30         10.56        4.26
 Class C................................         --              --           (0.14)          0.30         10.56        4.26
 From May 28, 2004, (commencement of
  operations) through October 31, 2004
 Class A................................         --              --           (0.03)          0.27         10.27        2.96(f)
 Class B................................         --              --           (0.01)          0.26         10.26        2.70(f)
 Class C................................         --              --           (0.01)          0.26         10.26        2.70(f)
THE HARTFORD DISCIPLINED EQUITY FUND
 For the Year Ended October 31, 2006
 Class A................................         --              --           (0.02)          1.41         13.19       12.13
 Class B................................         --              --              --           1.28         12.53       11.38
 Class C................................         --              --              --           1.28         12.54       11.37
 Class Y................................         --              --           (0.08)          1.46         13.58       12.76
 For the Year Ended October 31, 2005
 Class A................................         --              --           (0.08)          1.11         11.78       11.19
 Class B................................         --              --           (0.01)          1.05         11.25       10.35
 Class C................................         --              --           (0.01)          1.04         11.26       10.29
 Class Y................................         --              --           (0.14)          1.13         12.12       11.62
 For the Year Ended October 31, 2004
 Class A................................         --              --           (0.01)          0.59         10.67        5.92
 Class B................................         --              --              --           0.50         10.20        5.16
 Class C................................         --              --              --           0.51         10.22        5.25(i)
 Class Y................................         --              --           (0.05)          0.63         10.99        6.55
 For the Year Ended October 31, 2003
 Class A................................         --              --              --           1.65         10.08       19.57
 Class B................................         --              --              --           1.53          9.70       18.73
 Class C................................         --              --              --           1.53          9.71       18.70
 Class Y................................         --              --              --           1.73         10.36       20.05
 For the Year Ended October 31, 2002(h)
 Class A................................         --              --              --          (1.93)         8.43      (18.63)
 Class B................................         --              --              --          (1.93)         8.17      (19.11)
 Class C................................         --              --              --          (1.93)         8.18      (19.09)
 Class Y................................         --              --              --          (1.89)         8.63      (17.97)

                                                 -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                          ------------------------------------------------------------------------------
                                                           RATIO OF            RATIO OF
                                                           EXPENSES            EXPENSES          RATIO OF
                                                          TO AVERAGE          TO AVERAGE            NET
                                          NET ASSETS      NET ASSETS          NET ASSETS        INVESTMENT
                                          AT END OF         BEFORE               AFTER         INCOME (LOSS)   PORTFOLIO
                                            PERIOD        WAIVERS AND         WAIVERS AND       TO AVERAGE     TURNOVER
                                           (000'S)     REIMBURSEMENTS(D)   REIMBURSEMENTS(D)    NET ASSETS      RATE(C)
                                          ----------   -----------------   -----------------   -------------   ---------
THE HARTFORD CONSERVATIVE ALLOCATION
 FUND(G)
 For the Year Ended October 31, 2006
 Class A................................   $ 93,504          0.64%               0.63%              2.41%          29%
 Class B................................     20,782          1.48                1.31               1.73           --
 Class C................................     36,123          1.41                1.31               1.67           --
 From August 31, (commencement of
  operations) through October 31, 2006
 Class I................................         10          0.72(e)             0.41(e)            2.07(e)        --
 For the Year Ended October 31, 2005
 Class A................................     70,533          0.63                0.60               2.25           23
 Class B................................     14,525          1.48                1.26               1.60           --
 Class C................................     27,453          1.42                1.26               1.56           --
 From May 28, 2004, (commencement of
  operations) through October 31, 2004
 Class A................................     33,921          0.63(e)             0.60(e)            1.70(e)        --
 Class B................................      4,993          1.44(e)             1.25(e)            1.05(e)        --
 Class C................................     10,807          1.38(e)             1.25(e)            1.17(e)        --
THE HARTFORD DISCIPLINED EQUITY FUND
 For the Year Ended October 31, 2006
 Class A................................    189,375          1.40                1.40               0.39           67
 Class B................................     35,673          2.30                2.07              (0.28)          --
 Class C................................     29,153          2.10                2.10              (0.31)          --
 Class Y................................    169,614          0.89                0.89               0.88           --
 For the Year Ended October 31, 2005
 Class A................................    209,721          1.41                1.40               0.81           61
 Class B................................     39,806          2.34                2.15               0.06           --
 Class C................................     33,690          2.11                2.11               0.12           --
 Class Y................................     81,582          0.90                0.90               0.97           --
 For the Year Ended October 31, 2004
 Class A................................    241,014          1.46                1.45               0.30           62
 Class B................................     44,561          2.34                2.15              (0.41)          --
 Class C................................     40,965          2.10                2.10              (0.36)          --
 Class Y................................     19,578          0.88                0.88               0.95           --
 For the Year Ended October 31, 2003
 Class A................................    243,842          1.56                1.45               0.24           76
 Class B................................     47,888          2.30                2.15              (0.46)          --
 Class C................................     46,162          2.17                2.15              (0.46)          --
 Class Y................................        622          0.98                0.98               0.70           --
 For the Year Ended October 31, 2002(h)
 Class A................................    230,545          1.57                1.45              (0.03)          89
 Class B................................     43,431          2.26                2.15              (1.03)          --
 Class C................................     44,054          2.13                2.13              (0.80)          --
 Class Y................................        661          0.93                0.93               0.46           --

---------------
(a) Information presented relates to a share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly. Please see Note 3(d).
(e) Annualized.
(f) Not annualized.
(g) Expense ratios do not include expenses of the underlying funds.
(h) Per share amounts have been calculated using average shares outstanding method.
(i) Without the inclusion of the Payment from Affiliate, the total return would have been 5.24%, class C. The net asset value impact of the Payment from Affiliate was less than $0.01 for class C.

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                         -------------------------------------------------------------------------------

                                                                  NET REALIZED
                                                                      AND                                  DISTRIBUTIONS
                                         NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS        FROM
                                         VALUE AT    INVESTMENT       GAIN          FROM       FROM NET      REALIZED
                                         BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT      CAPITAL
                                         OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME         GAINS
                                         ---------   ----------   ------------   ----------   ----------   -------------
THE HARTFORD DIVIDEND AND GROWTH FUND
 For the Year Ended October 31, 2006(h)
 Class A................................  $19.10       $0.26         $ 3.14        $ 3.40       $(0.26)       $(0.76)
 Class B................................   18.84        0.09           3.10          3.19        (0.10)        (0.76)
 Class C................................   18.81        0.12           3.08          3.20        (0.12)        (0.76)
 Class Y................................   19.30        0.35           3.18          3.53        (0.35)        (0.76)
 From August 31, 2006, (commencement of
  operations) through October 31,
  2006(h)
 Class I................................   20.48        0.03           1.03          1.06        (0.08)           --
 For the Year Ended October 31, 2005
 Class A................................   17.79        0.23           1.51          1.74        (0.24)        (0.19)
 Class B................................   17.56        0.08           1.48          1.56        (0.09)        (0.19)
 Class C................................   17.53        0.10           1.48          1.58        (0.11)        (0.19)
 Class Y................................   17.97        0.32           1.53          1.85        (0.33)        (0.19)
 For the Year Ended October 31, 2004
 Class A................................   15.94        0.17           1.82          1.99        (0.14)           --
 Class B................................   15.75        0.03           1.80          1.83        (0.02)           --
 Class C................................   15.72        0.06           1.79          1.85        (0.04)           --
 Class Y................................   16.11        0.24           1.86          2.10        (0.24)           --
 For the Year Ended October 31, 2003
 Class A................................   13.58        0.12           2.37          2.49        (0.13)(j)        --
 Class B................................   13.43        0.03           2.32          2.35        (0.03)(j)        --
 Class C................................   13.40        0.04           2.32          2.36        (0.04)(j)        --
 Class Y................................   13.73        0.19           2.40          2.59        (0.21)(j)        --
 For the Year Ended October 31, 2002(h)
 Class A................................   15.53        0.12          (1.71)        (1.59)       (0.12)        (0.24)
 Class B................................   15.37        0.02          (1.70)        (1.68)       (0.02)        (0.24)
 Class C................................   15.33        0.03          (1.69)        (1.66)       (0.03)        (0.24)
 Class Y................................   15.71        0.12          (1.65)        (1.53)       (0.21)        (0.24)

                                            -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                          --------------------------------------------------------------------

                                                                              NET
                                                                            INCREASE     NET ASSET
                                          DISTRIBUTIONS                    (DECREASE)    VALUE AT
                                              FROM            TOTAL       IN NET ASSET      END        TOTAL
                                             CAPITAL      DISTRIBUTIONS      VALUE       OF PERIOD   RETURN(B)
                                          -------------   -------------   ------------   ---------   ---------
THE HARTFORD DIVIDEND AND GROWTH FUND
 For the Year Ended October 31, 2006(h)
 Class A................................     $   --          $(1.02)         $ 2.38       $21.48       18.63%
 Class B................................         --           (0.86)           2.33        21.17       17.63
 Class C................................         --           (0.88)           2.32        21.13       17.75
 Class Y................................         --           (1.11)           2.42        21.72       19.15
 From August 31, 2006, (commencement of
  operations) through October 31,
  2006(h)
 Class I................................         --           (0.08)           0.98        21.46        5.20(f)
 For the Year Ended October 31, 2005
 Class A................................         --           (0.43)           1.31        19.10        9.87
 Class B................................         --           (0.28)           1.28        18.84        8.92
 Class C................................         --           (0.30)           1.28        18.81        9.08
 Class Y................................         --           (0.52)           1.33        19.30       10.36
 For the Year Ended October 31, 2004
 Class A................................         --           (0.14)           1.85        17.79       12.53(i)
 Class B................................         --           (0.02)           1.81        17.56       11.62
 Class C................................         --           (0.04)           1.81        17.53       11.76(i)
 Class Y................................         --           (0.24)           1.86        17.97       13.06
 For the Year Ended October 31, 2003
 Class A................................         --           (0.13)           2.36        15.94       18.42
 Class B................................         --           (0.03)           2.32        15.75       17.52
 Class C................................         --           (0.04)           2.32        15.72       17.67
 Class Y................................         --           (0.21)           2.38        16.11       19.03
 For the Year Ended October 31, 2002(h)
 Class A................................         --           (0.36)          (1.95)       13.58      (10.64)
 Class B................................         --           (0.26)          (1.94)       13.43      (11.15)
 Class C................................         --           (0.27)          (1.93)       13.40      (11.08)
 Class Y................................         --           (0.45)          (1.98)       13.73      (10.00)

                                                 -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                          ------------------------------------------------------------------------------
                                                           RATIO OF            RATIO OF
                                                           EXPENSES            EXPENSES          RATIO OF
                                                          TO AVERAGE          TO AVERAGE            NET
                                          NET ASSETS      NET ASSETS          NET ASSETS        INVESTMENT
                                          AT END OF         BEFORE               AFTER         INCOME (LOSS)   PORTFOLIO
                                            PERIOD        WAIVERS AND         WAIVERS AND       TO AVERAGE     TURNOVER
                                           (000'S)     REIMBURSEMENTS(D)   REIMBURSEMENTS(D)    NET ASSETS      RATE(C)
                                          ----------   -----------------   -----------------   -------------   ---------
THE HARTFORD DIVIDEND AND GROWTH FUND
 For the Year Ended October 31, 2006(h)
 Class A................................  $2,626,634         1.14%               1.14%              1.32%          29%
 Class B................................     365,678         1.99                1.99               0.48           --
 Class C................................     317,139         1.87                1.87               0.60           --
 Class Y................................     133,376         0.71                0.71               1.75           --
 From August 31, 2006, (commencement of
  operations) through October 31,
  2006(h)
 Class I................................          11         1.08(e)             0.98(e)            0.59(e)        --
 For the Year Ended October 31, 2005
 Class A................................   2,109,617         1.17                1.17               1.25           26
 Class B................................     343,650         2.01                2.01               0.41           --
 Class C................................     280,967         1.89                1.89               0.54           --
 Class Y................................     114,777         0.73                0.73               1.64           --
 For the Year Ended October 31, 2004
 Class A................................   1,838,567         1.23                1.23               0.96           25
 Class B................................     319,512         2.04                2.04               0.16           --
 Class C................................     277,706         1.90                1.90               0.29           --
 Class Y................................      69,088         0.75                0.75               1.44           --
 For the Year Ended October 31, 2003
 Class A................................   1,296,982         1.41                1.40               0.88           31
 Class B................................     257,856         2.14                2.13               0.16           --
 Class C................................     230,348         2.02                2.02               0.27           --
 Class Y................................      42,107         0.81                0.81               1.44           --
 For the Year Ended October 31, 2002(h)
 Class A................................     808,633         1.46                1.40               0.78           33
 Class B................................     185,731         2.13                2.10               0.08           --
 Class C................................     164,260         2.02                2.02               0.15           --
 Class Y................................      14,790         0.82                0.82               1.36           --

---------------
(a) Information presented relates to a share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly. Please see Note 3(d).
(e) Annualized.
(f) Not annualized.
(g) Expense ratios do not include expenses of the underlying funds.
(h) Per share amounts have been calculated using average shares outstanding method.
(i) Without the inclusion of the Payment from Affiliate, the total return would have been 12.47% and 11.72% for classes A, C, respectively. The net asset value impact of the Payment from Affiliate was $0.01, and $0.01 for classes A and C, respectively.
(j) This includes a tax return of capital of less than $0.01.

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                         -------------------------------------------------------------------------------

                                                                  NET REALIZED
                                                                      AND                                  DISTRIBUTIONS
                                         NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS        FROM
                                         VALUE AT    INVESTMENT       GAIN          FROM       FROM NET      REALIZED
                                         BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT      CAPITAL
                                         OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME         GAINS
                                         ---------   ----------   ------------   ----------   ----------   -------------
THE HARTFORD EQUITY INCOME FUND
 For the Year Ended October 31, 2006
 Class A................................  $12.09       $0.26         $1.96         $2.22        $(0.28)       $(0.03)
 Class B................................   12.07        0.16          1.94          2.10         (0.17)        (0.03)
 Class C................................   12.08        0.17          1.96          2.13         (0.19)        (0.03)
 Class Y................................   12.15        0.30          1.98          2.28         (0.33)        (0.03)
 From August 31, 2006, (commencement of
  operations) through October 31, 2006
 Class I................................   13.52        0.08          0.46          0.54         (0.07)           --
 For the Year Ended October 31, 2005
 Class A................................   11.28        0.27          0.82          1.09         (0.26)        (0.02)
 Class B................................   11.26        0.17          0.82          0.99         (0.16)        (0.02)
 Class C................................   11.27        0.20          0.81          1.01         (0.18)        (0.02)
 Class Y................................   11.33        0.32          0.83          1.15         (0.31)        (0.02)
 For the Year Ended October 31, 2004
 Class A................................   10.37        0.21          0.90          1.11         (0.20)           --
 Class B................................   10.36        0.13          0.89          1.02         (0.12)           --
 Class C................................   10.36        0.15          0.89          1.04         (0.13)           --
 Class Y................................   10.39        0.24          0.95          1.19         (0.25)           --
 From inception August 28, 2003, through
  October 31, 2003
 Class A................................   10.00        0.02          0.35          0.37            --            --
 Class B................................   10.00        0.01          0.35          0.36            --            --
 Class C................................   10.00        0.01          0.35          0.36            --            --
 Class Y................................   10.00        0.04          0.35          0.39            --            --
THE HARTFORD FLOATING RATE FUND
 For the Year Ended October 31, 2006
 Class A................................   10.09        0.62          0.02          0.64         (0.62)           --
 Class B................................   10.08        0.54          0.03          0.57         (0.54)           --
 Class C................................   10.08        0.55          0.03          0.58         (0.55)           --
 Class Y................................   10.08        0.66          0.02          0.68         (0.65)           --
 From August 31, 2006, (commencement of
  operations) through October 31, 2006
 Class I................................   10.11        0.12            --          0.12         (0.12)           --
 From April 29, 2005, (commencement of
  operations) through October 31, 2005
 Class A................................   10.00        0.22          0.08          0.30         (0.21)           --
 Class B................................   10.00        0.19          0.08          0.27         (0.19)           --
 Class C................................   10.00        0.18          0.09          0.27         (0.19)           --
 Class Y................................   10.00        0.23          0.08          0.31         (0.23)           --

                                            -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                          --------------------------------------------------------------------

                                                                              NET
                                                                            INCREASE     NET ASSET
                                          DISTRIBUTIONS                    (DECREASE)    VALUE AT
                                              FROM            TOTAL       IN NET ASSET    END OF       TOTAL
                                             CAPITAL      DISTRIBUTIONS      VALUE        PERIOD     RETURN(B)
                                          -------------   -------------   ------------   ---------   ---------
THE HARTFORD EQUITY INCOME FUND
 For the Year Ended October 31, 2006
 Class A................................     $   --          $(0.31)         $1.91        $14.00       18.70%
 Class B................................         --           (0.20)          1.90         13.97       17.67
 Class C................................         --           (0.22)          1.91         13.99       17.88
 Class Y................................         --           (0.36)          1.92         14.07       19.18
 From August 31, 2006, (commencement of
  operations) through October 31, 2006
 Class I................................         --           (0.07)          0.47         13.99        4.05(f)
 For the Year Ended October 31, 2005
 Class A................................         --           (0.28)          0.81         12.09        9.74
 Class B................................         --           (0.18)          0.81         12.07        8.84
 Class C................................         --           (0.20)          0.81         12.08        9.00
 Class Y................................         --           (0.33)          0.82         12.15       10.22
 For the Year Ended October 31, 2004
 Class A................................         --           (0.20)          0.91         11.28       10.82
 Class B................................         --           (0.12)          0.90         11.26        9.93
 Class C................................         --           (0.13)          0.91         11.27       10.12
 Class Y................................         --           (0.25)          0.94         11.33       11.53
 From inception August 28, 2003, through
  October 31, 2003
 Class A................................         --              --           0.37         10.37        3.70(f)
 Class B................................         --              --           0.36         10.36        3.60(f)
 Class C................................         --              --           0.36         10.36        3.60(f)
 Class Y................................         --              --           0.39         10.39        3.90(f)
THE HARTFORD FLOATING RATE FUND
 For the Year Ended October 31, 2006
 Class A................................         --           (0.62)          0.02         10.11        6.56
 Class B................................         --           (0.54)          0.03         10.11        5.79
 Class C................................         --           (0.55)          0.03         10.11        5.86
 Class Y................................         --           (0.65)          0.03         10.11        7.00
 From August 31, 2006, (commencement of
  operations) through October 31, 2006
 Class I................................         --           (0.12)            --         10.11        1.21(f)
 From April 29, 2005, (commencement of
  operations) through October 31, 2005
 Class A................................         --           (0.21)          0.09         10.09        3.06(f)
 Class B................................         --           (0.19)          0.08         10.08        2.66(f)
 Class C................................         --           (0.19)          0.08         10.08        2.67(f)
 Class Y................................         --           (0.23)          0.08         10.08        3.10(f)

                                                   -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                          ----------------------------------------------------------------------------------
                                                           RATIO OF            RATIO OF
                                                           EXPENSES            EXPENSES          RATIO OF
                                                          TO AVERAGE          TO AVERAGE            NET
                                          NET ASSETS      NET ASSETS          NET ASSETS        INVESTMENT
                                          AT END OF         BEFORE               AFTER         INCOME (LOSS)       PORTFOLIO
                                            PERIOD        WAIVERS AND         WAIVERS AND       TO AVERAGE         TURNOVER
                                           (000'S)     REIMBURSEMENTS(D)   REIMBURSEMENTS(D)    NET ASSETS          RATE(C)
                                          ----------   -----------------   -----------------   -------------       ---------
THE HARTFORD EQUITY INCOME FUND
 For the Year Ended October 31, 2006
 Class A................................  $  529,664         1.30%               1.00%              2.02%              24%
 Class B................................      43,198         2.14                1.84               1.19               --
 Class C................................      61,572         2.01                1.71               1.33               --
 Class Y................................       7,593         0.88                0.58               2.26               --
 From August 31, 2006, (commencement of
  operations) through October 31, 2006
 Class I................................         106         1.37(e)             0.80(e)            1.32(e)            --
 For the Year Ended October 31, 2005
 Class A................................     379,604         1.34                0.51               2.41               23
 Class B................................      33,989         2.18                1.38               1.53               --
 Class C................................      53,435         2.03                1.23               1.70               --
 Class Y................................         784         0.91                0.11               2.79               --
 For the Year Ended October 31, 2004
 Class A................................     211,826         1.40                0.56               2.26               22
 Class B................................      18,438         2.20                1.37               1.46               --
 Class C................................      44,043         2.02                1.19               1.64               --
 Class Y................................         375         0.91                0.11               2.73               --
 From inception August 28, 2003, through
  October 31, 2003
 Class A................................      26,649         1.53(e)             0.73(e)            1.81(e)             1
 Class B................................       2,421         2.27(e)             1.47(e)            1.10(e)            --
 Class C................................       7,639         2.15(e)             1.35(e)            1.23(e)            --
 Class Y................................         104         0.93(e)             0.13(e)            2.17(e)            --
THE HARTFORD FLOATING RATE FUND
 For the Year Ended October 31, 2006
 Class A................................   1,500,394         0.98                0.50               6.71               33
 Class B................................      42,182         1.83                1.35               5.84               --
 Class C................................     828,910         1.77                1.28               5.93               --
 Class Y................................      50,896         0.65                0.15               6.89               --
 From August 31, 2006, (commencement of
  operations) through October 31, 2006
 Class I................................      61,805         0.74(e)             0.43(e)            7.99(e)            --
 From April 29, 2005, (commencement of
  operations) through October 31, 2005
 Class A................................     169,485         1.03(e)             0.29(e)            5.68(e)            15
 Class B................................       5,659         1.89(e)             1.04(e)            4.91(e)            --
 Class C................................      92,710         1.79(e)             1.02(e)            5.03(e)            --
 Class Y................................      10,062         0.73(e)             0.01(e)            6.06(e)            --

---------------
(a) Information presented relates to a share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly. Please see Note 3(d).
(e) Annualized.
(f) Not annualized.

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                         -------------------------------------------------------------------------------

                                                                  NET REALIZED
                                                                      AND                                  DISTRIBUTIONS
                                         NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS        FROM
                                         VALUE AT    INVESTMENT       GAIN          FROM       FROM NET      REALIZED
                                         BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT      CAPITAL
                                         OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME         GAINS
                                         ---------   ----------   ------------   ----------   ----------   -------------
THE HARTFORD FOCUS FUND
 For the Year Ended October 31, 2006
 Class A................................  $10.26       $ 0.02        $ 0.81        $ 0.83       $(0.07)       $   --
 Class B................................    9.94        (0.06)         0.78          0.72           --            --
 Class C................................    9.94        (0.07)         0.80          0.73           --            --
 Class Y................................   10.44         0.04          0.85          0.89        (0.11)           --
 For the Year Ended October 31, 2005
 Class A................................    9.14         0.08          1.04          1.12           --            --
 Class B................................    8.92        (0.01)         1.03          1.02           --            --
 Class C................................    8.92        (0.01)         1.03          1.02           --            --
 Class Y................................    9.28         0.13          1.06          1.19        (0.03)           --
 For the Year Ended October 31, 2004
 Class A................................    8.94        (0.02)         0.22          0.20           --            --
 Class B................................    8.79        (0.10)         0.23          0.13           --            --
 Class C................................    8.78        (0.09)         0.23          0.14           --            --
 Class Y................................    9.04         0.03          0.21          0.24           --            --
 For the Year Ended October 31, 2003
 Class A................................    7.32        (0.02)         1.64          1.62           --            --
 Class B................................    7.25        (0.08)         1.62          1.54           --            --
 Class C................................    7.24        (0.08)         1.62          1.54           --            --
 Class Y................................    7.37         0.01          1.66          1.67           --            --
 For the Year Ended October 31, 2002(h)
 Class A................................    8.82        (0.05)        (1.45)        (1.50)          --            --
 Class B................................    8.79        (0.12)        (1.42)        (1.54)          --            --
 Class C................................    8.79        (0.12)        (1.43)        (1.55)          --            --
 Class Y................................    8.83           --         (1.46)        (1.46)          --            --

                                            -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                          --------------------------------------------------------------------

                                                                              NET
                                                                            INCREASE     NET ASSET
                                          DISTRIBUTIONS                    (DECREASE)    VALUE AT
                                              FROM            TOTAL       IN NET ASSET    END OF       TOTAL
                                             CAPITAL      DISTRIBUTIONS      VALUE        PERIOD     RETURN(B)
                                          -------------   -------------   ------------   ---------   ---------
THE HARTFORD FOCUS FUND
 For the Year Ended October 31, 2006
 Class A................................     $   --          $(0.07)         $ 0.76       $11.02        8.07%
 Class B................................         --              --            0.72        10.66        7.24
 Class C................................         --              --            0.73        10.67        7.34
 Class Y................................         --           (0.11)           0.78        11.22        8.57
 For the Year Ended October 31, 2005
 Class A................................         --              --            1.12        10.26       12.31
 Class B................................         --              --            1.02         9.94       11.44
 Class C................................         --              --            1.02         9.94       11.44
 Class Y................................         --           (0.03)           1.16        10.44       12.86
 For the Year Ended October 31, 2004
 Class A................................         --              --            0.20         9.14        2.24(i)
 Class B................................         --              --            0.13         8.92        1.48(i)
 Class C................................         --              --            0.14         8.92        1.59(i)
 Class Y................................         --              --            0.24         9.28        2.65
 For the Year Ended October 31, 2003
 Class A................................         --              --            1.62         8.94       22.13
 Class B................................         --              --            1.54         8.79       21.24
 Class C................................         --              --            1.54         8.78       21.27
 Class Y................................         --              --            1.67         9.04       22.66
 For the Year Ended October 31, 2002(h)
 Class A................................         --              --           (1.50)        7.32      (17.01)
 Class B................................         --              --           (1.54)        7.25      (17.52)
 Class C................................         --              --           (1.55)        7.24      (17.63)
 Class Y................................         --              --           (1.46)        7.37      (16.54)

                                                   -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                          ----------------------------------------------------------------------------------
                                                           RATIO OF            RATIO OF
                                                           EXPENSES            EXPENSES          RATIO OF
                                                          TO AVERAGE          TO AVERAGE            NET
                                          NET ASSETS      NET ASSETS          NET ASSETS        INVESTMENT
                                          AT END OF         BEFORE               AFTER         INCOME (LOSS)       PORTFOLIO
                                            PERIOD        WAIVERS AND         WAIVERS AND       TO AVERAGE         TURNOVER
                                           (000'S)     REIMBURSEMENTS(D)   REIMBURSEMENTS(D)    NET ASSETS          RATE(C)
                                          ----------   -----------------   -----------------   -------------       ---------
THE HARTFORD FOCUS FUND
 For the Year Ended October 31, 2006
 Class A................................   $40,215           1.68%               1.50%              0.14%             123%
 Class B................................    13,162           2.47                2.25              (0.61)              --
 Class C................................    13,065           2.39                2.25              (0.61)              --
 Class Y................................       487           1.18                1.07               0.56               --
 For the Year Ended October 31, 2005
 Class A................................    50,067           1.65                1.60(i)            0.68              112
 Class B................................    15,156           2.45                2.35(i)           (0.09)              --
 Class C................................    16,737           2.36                2.35(i)           (0.05)              --
 Class Y................................       473           1.16                1.16(i)            1.27               --
 For the Year Ended October 31, 2004
 Class A................................    67,212           1.62                1.62(i)           (0.25)             104
 Class B................................    18,610           2.36                2.35(i)           (0.98)              --
 Class C................................    23,901           2.28                2.28(i)           (0.91)              --
 Class Y................................       815           1.11                1.11(i)            0.27               --
 For the Year Ended October 31, 2003
 Class A................................    70,002           1.76                1.65              (0.29)             138
 Class B................................    21,058           2.49                2.35              (1.00)              --
 Class C................................    27,158           2.36                2.35              (0.99)              --
 Class Y................................       719           1.17                1.17               0.17               --
 For the Year Ended October 31, 2002(h)
 Class A................................    66,432           1.76                1.65              (0.53)             215
 Class B................................    18,862           2.43                2.35              (1.23)              --
 Class C................................    25,847           2.34                2.34              (1.22)              --
 Class Y................................       509           1.14                1.14               0.09               --

---------------
(a) Information presented relates to a share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly. Please see Note 3(d).
(h) Per share amounts have been calculated using average shares outstanding method.
(i) Without the inclusion of the Payment from Affiliate, the total return would have been 2.21%, 1.48% and 1.53% for classes A, B and C, respectively. The net asset value impact of the Payment from Affiliate was less than $0.01 for Class A and B and $0.01 for Class C.

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                         -------------------------------------------------------------------------------

                                                                  NET REALIZED
                                                                      AND                                  DISTRIBUTIONS
                                         NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS        FROM
                                         VALUE AT    INVESTMENT       GAIN          FROM       FROM NET      REALIZED
                                         BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT      CAPITAL
                                         OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME         GAINS
                                         ---------   ----------   ------------   ----------   ----------   -------------
THE HARTFORD GLOBAL COMMUNICATIONS FUND
 For the Year Ended October 31, 2006
 Class A................................   $7.12       $ 0.15        $ 0.88        $ 1.03       $(0.10)        $  --
 Class B................................    6.92         0.09          0.87          0.96        (0.07)           --
 Class C................................    6.91         0.06          0.88          0.94        (0.05)           --
 Class Y................................    7.27         0.17          0.92          1.09        (0.13)           --
 For the Year Ended October 31, 2005
 Class A................................    5.48         0.09          1.60          1.69        (0.05)           --
 Class B................................    5.34         0.05          1.55          1.60        (0.02)           --
 Class C................................    5.33         0.05          1.55          1.60        (0.02)           --
 Class Y................................    5.60         0.02          1.73          1.75        (0.08)           --
 For the Year Ended October 31, 2004(h)
 Class A................................    4.67         0.06          0.75          0.81           --            --
 Class B................................    4.58         0.02          0.74          0.76           --            --
 Class C................................    4.57         0.02          0.74          0.76           --            --
 Class Y................................    4.74         0.09          0.77          0.86           --            --
 For the Year Ended October 31, 2003
 Class A................................    3.24        (0.01)         1.44          1.43           --            --
 Class B................................    3.19        (0.03)         1.42          1.39           --            --
 Class C................................    3.19        (0.03)         1.41          1.38           --            --
 Class Y................................    3.26         0.01          1.47          1.48           --            --
 For the Year Ended October 31, 2002(h)
 Class A................................    4.57           --         (1.33)        (1.33)          --            --
 Class B................................    4.54        (0.04)        (1.31)        (1.35)          --            --
 Class C................................    4.54        (0.04)        (1.31)        (1.35)          --            --
 Class Y................................    4.60           --         (1.34)        (1.34)          --            --

                                            -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                          --------------------------------------------------------------------

                                                                              NET
                                                                            INCREASE     NET ASSET
                                          DISTRIBUTIONS                    (DECREASE)    VALUE AT
                                              FROM            TOTAL       IN NET ASSET      END        TOTAL
                                             CAPITAL      DISTRIBUTIONS      VALUE       OF PERIOD   RETURN(B)
                                          -------------   -------------   ------------   ---------   ---------
THE HARTFORD GLOBAL COMMUNICATIONS FUND
 For the Year Ended October 31, 2006
 Class A................................      $  --          $(0.10)         $ 0.93        $8.05       14.60%
 Class B................................         --           (0.07)           0.89         7.81       13.93
 Class C................................         --           (0.05)           0.89         7.80       13.74
 Class Y................................         --           (0.13)           0.96         8.23       15.14
 For the Year Ended October 31, 2005
 Class A................................         --           (0.05)           1.64         7.12       31.01
 Class B................................         --           (0.02)           1.58         6.92       29.92
 Class C................................         --           (0.02)           1.58         6.91       29.97
 Class Y................................         --           (0.08)           1.67         7.27       31.36
 For the Year Ended October 31, 2004(h)
 Class A................................         --              --            0.81         5.48       17.34
 Class B................................         --              --            0.76         5.34       16.59
 Class C................................         --              --            0.76         5.33       16.63
 Class Y................................         --              --            0.86         5.60       18.14
 For the Year Ended October 31, 2003
 Class A................................         --              --            1.43         4.67       44.14
 Class B................................         --              --            1.39         4.58       43.57
 Class C................................         --              --            1.38         4.57       43.26
 Class Y................................         --              --            1.48         4.74       45.40
 For the Year Ended October 31, 2002(h)
 Class A................................         --              --           (1.33)        3.24      (29.10)
 Class B................................         --              --           (1.35)        3.19      (29.74)
 Class C................................         --              --           (1.35)        3.19      (29.74)
 Class Y................................         --              --           (1.34)        3.26      (29.13)

                                                 -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                          ------------------------------------------------------------------------------
                                                           RATIO OF            RATIO OF
                                                           EXPENSES            EXPENSES          RATIO OF
                                                          TO AVERAGE          TO AVERAGE            NET
                                          NET ASSETS      NET ASSETS          NET ASSETS        INVESTMENT
                                          AT END OF         BEFORE               AFTER         INCOME (LOSS)   PORTFOLIO
                                            PERIOD        WAIVERS AND         WAIVERS AND       TO AVERAGE     TURNOVER
                                           (000'S)     REIMBURSEMENTS(D)   REIMBURSEMENTS(D)    NET ASSETS      RATE(C)
                                          ----------   -----------------   -----------------   -------------   ---------
THE HARTFORD GLOBAL COMMUNICATIONS FUND
 For the Year Ended October 31, 2006
 Class A................................   $17,091           1.89%               1.15%              1.83%         104%
 Class B................................     4,124           2.87                1.78               1.18           --
 Class C................................     5,321           2.74                1.90               1.01           --
 Class Y................................       992           1.41                0.75               2.09           --
 For the Year Ended October 31, 2005
 Class A................................    15,986           2.01                1.51               1.75           45
 Class B................................     2,815           3.22                2.26               1.02           --
 Class C................................     2,765           2.94                2.25               1.08           --
 Class Y................................       638           1.36                1.06               2.10           --
 For the Year Ended October 31, 2004(h)
 Class A................................     8,929           1.93                1.65               1.08           85
 Class B................................     1,482           3.32                2.35               0.37           --
 Class C................................     1,306           2.97                2.35               0.43           --
 Class Y................................       170           1.30                1.20               1.69           --
 For the Year Ended October 31, 2003
 Class A................................     6,419           1.95                1.65              (0.08)         100
 Class B................................     1,555           2.68                2.35              (0.79)          --
 Class C................................     1,305           2.55                2.35              (0.77)          --
 Class Y................................       724           1.35                1.20               0.38           --
 For the Year Ended October 31, 2002(h)
 Class A................................     3,506           2.03                1.65              (0.10)          84
 Class B................................       846           2.70                2.35              (0.80)          --
 Class C................................       736           2.57                2.35              (0.78)          --
 Class Y................................       481           1.27                1.20               0.40           --

---------------
(a) Information presented relates to a share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly. Please see Note 3(d).
(h) Per share amounts have been calculated using average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                         -------------------------------------------------------------------------------

                                                                  NET REALIZED
                                                                      AND                                  DISTRIBUTIONS
                                         NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS        FROM
                                         VALUE AT    INVESTMENT       GAIN          FROM       FROM NET      REALIZED
                                         BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT      CAPITAL
                                         OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME         GAINS
                                         ---------   ----------   ------------   ----------   ----------   -------------
THE HARTFORD GLOBAL FINANCIAL SERVICES
 FUND
 For the Year Ended October 31, 2006
 Class A................................  $11.60       $ 0.12        $ 2.40        $ 2.52       $(0.11)        $ --
 Class B................................   11.39         0.08          2.31          2.39        (0.04)          --
 Class C................................   11.39         0.05          2.32          2.37        (0.03)          --
 Class Y................................   11.73         0.19          2.40          2.59        (0.16)          --
 For the Year Ended October 31, 2005
 Class A................................   10.44         0.11          1.18          1.29        (0.13)          --
 Class B................................   10.26         0.01          1.18          1.19        (0.06)          --
 Class C................................   10.26         0.02          1.17          1.19        (0.06)          --
 Class Y................................   10.55         0.12          1.24          1.36        (0.18)          --
 For the Year Ended October 31, 2004(h)
 Class A................................    9.71         0.12          0.69          0.81        (0.08)          --
 Class B................................    9.55         0.05          0.69          0.74        (0.03)          --
 Class C................................    9.55         0.05          0.69          0.74        (0.03)          --
 Class Y................................    9.79         0.17          0.71          0.88        (0.12)          --
 For the Year Ended October 31, 2003
 Class A................................    8.03         0.07          1.65          1.72        (0.04)          --
 Class B................................    7.92         0.02          1.61          1.63           --           --
 Class C................................    7.92         0.02          1.61          1.63           --           --
 Class Y................................    8.10         0.13          1.64          1.77        (0.08)          --
 For the Year Ended October 31, 2002(h)
 Class A................................    9.37         0.04         (1.38)        (1.34)          --           --
 Class B................................    9.30        (0.02)        (1.36)        (1.38)          --           --
 Class C................................    9.30        (0.02)        (1.36)        (1.38)          --           --
 Class Y................................    9.41         0.08         (1.39)        (1.31)          --           --

                                            -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                          --------------------------------------------------------------------

                                                                              NET
                                                                            INCREASE     NET ASSET
                                          DISTRIBUTIONS                    (DECREASE)    VALUE AT
                                              FROM            TOTAL       IN NET ASSET      END        TOTAL
                                             CAPITAL      DISTRIBUTIONS      VALUE       OF PERIOD   RETURN(B)
                                          -------------   -------------   ------------   ---------   ---------
THE HARTFORD GLOBAL FINANCIAL SERVICES
 FUND
 For the Year Ended October 31, 2006
 Class A................................     $   --          $(0.11)         $ 2.41       $14.01       21.87%
 Class B................................         --           (0.04)           2.35        13.74       21.06
 Class C................................         --           (0.03)           2.34        13.73       20.88
 Class Y................................         --           (0.16)           2.43        14.16       22.24
 For the Year Ended October 31, 2005
 Class A................................         --           (0.13)           1.16        11.60       12.39
 Class B................................         --           (0.06)           1.13        11.39       11.58
 Class C................................         --           (0.06)           1.13        11.39       11.58
 Class Y................................         --           (0.18)           1.18        11.73       12.91
 For the Year Ended October 31, 2004(h)
 Class A................................         --           (0.08)           0.73        10.44        8.42
 Class B................................         --           (0.03)           0.71        10.26        7.71
 Class C................................         --           (0.03)           0.71        10.26        7.71
 Class Y................................         --           (0.12)           0.76        10.55        9.06
 For the Year Ended October 31, 2003
 Class A................................         --           (0.04)           1.68         9.71       21.48
 Class B................................         --              --            1.63         9.55       20.58
 Class C................................         --              --            1.63         9.55       20.58
 Class Y................................         --           (0.08)           1.69         9.79       22.01
 For the Year Ended October 31, 2002(h)
 Class A................................         --              --           (1.34)        8.03      (14.30)
 Class B................................         --              --           (1.38)        7.92      (14.84)
 Class C................................         --              --           (1.38)        7.92      (14.84)
 Class Y................................         --              --           (1.31)        8.10      (13.92)

                                                 -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                          ------------------------------------------------------------------------------
                                                           RATIO OF            RATIO OF
                                                           EXPENSES            EXPENSES          RATIO OF
                                                          TO AVERAGE          TO AVERAGE            NET
                                          NET ASSETS      NET ASSETS          NET ASSETS        INVESTMENT
                                          AT END OF         BEFORE               AFTER         INCOME (LOSS)   PORTFOLIO
                                            PERIOD        WAIVERS AND         WAIVERS AND       TO AVERAGE     TURNOVER
                                           (000'S)     REIMBURSEMENTS(D)   REIMBURSEMENTS(D)    NET ASSETS      RATE(C)
                                          ----------   -----------------   -----------------   -------------   ---------
THE HARTFORD GLOBAL FINANCIAL SERVICES
 FUND
 For the Year Ended October 31, 2006
 Class A................................   $21,369           1.80%               1.15%              1.11%          52%
 Class B................................     3,828           2.81                1.78               0.49           --
 Class C................................     4,082           2.65                1.90               0.35           --
 Class Y................................       942           1.34                0.75               1.52           --
 For the Year Ended October 31, 2005
 Class A................................    13,958           1.88                1.51               0.91           33
 Class B................................     3,147           2.91                2.28               0.15           --
 Class C................................     2,769           2.77                2.27               0.16           --
 Class Y................................       773           1.36                1.09               1.30           --
 For the Year Ended October 31, 2004(h)
 Class A................................    12,910           1.78                1.65               1.17           85
 Class B................................     3,043           2.80                2.35               0.44           --
 Class C................................     2,459           2.68                2.35               0.44           --
 Class Y................................       642           1.27                1.20               1.54           --
 For the Year Ended October 31, 2003
 Class A................................    12,652           1.90                1.65               0.93           93
 Class B................................     3,681           2.62                2.35               0.22           --
 Class C................................     3,197           2.50                2.35               0.23           --
 Class Y................................     1,580           1.31                1.20               1.38           --
 For the Year Ended October 31, 2002(h)
 Class A................................     9,739           1.98                1.65               0.51           76
 Class B................................     2,755           2.68                2.35              (0.20)          --
 Class C................................     2,548           2.54                2.35              (0.20)          --
 Class Y................................     1,435           1.25                1.20               0.96           --

---------------
(a) Information presented relates to a share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly. Please see Note 3(d).
(h) Per share amounts have been calculated using average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                         -------------------------------------------------------------------------------

                                                                  NET REALIZED
                                                                      AND                                  DISTRIBUTIONS
                                         NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS        FROM
                                         VALUE AT    INVESTMENT       GAIN          FROM       FROM NET      REALIZED
                                         BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT      CAPITAL
                                         OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME         GAINS
                                         ---------   ----------   ------------   ----------   ----------   -------------
THE HARTFORD GLOBAL HEALTH FUND
 For the Year Ended October 31, 2006
 Class A................................  $16.50       $(0.07)       $ 2.41        $ 2.34       $   --        $(1.00)
 Class B................................   15.81        (0.20)         2.31          2.11           --         (1.00)
 Class C................................   15.81        (0.18)         2.30          2.12           --         (1.00)
 Class Y................................   17.05        (0.01)         2.53          2.52           --         (1.00)
 From August 31, 2006, (commencement of
  operations) through October 31, 2006
 Class I................................   17.34           --          0.52          0.52           --            --
 For the Year Ended October 31, 2005
 Class A................................   15.00        (0.08)         2.35          2.27           --         (0.77)
 Class B................................   14.50        (0.20)         2.28          2.08           --         (0.77)
 Class C................................   14.51        (0.19)         2.26          2.07           --         (0.77)
 Class Y................................   15.41        (0.01)         2.42          2.41           --         (0.77)
 For the Year Ended October 31, 2004
 Class A................................   13.80        (0.10)         1.36          1.26           --         (0.06)
 Class B................................   13.43        (0.20)         1.33          1.13           --         (0.06)
 Class C................................   13.44        (0.20)         1.33          1.13           --         (0.06)
 Class Y................................   14.09        (0.02)         1.40          1.38           --         (0.06)
 For the Year Ended October 31, 2003
 Class A................................   11.42        (0.07)         2.75          2.68           --         (0.30)
 Class B................................   11.20        (0.15)         2.68          2.53           --         (0.30)
 Class C................................   11.21        (0.15)         2.68          2.53           --         (0.30)
 Class Y................................   11.61        (0.02)         2.80          2.78           --         (0.30)
 For the Year Ended October 31, 2002(h)
 Class A................................   13.47        (0.09)        (1.68)        (1.77)          --         (0.28)
 Class B................................   13.31        (0.18)        (1.65)        (1.83)          --         (0.28)
 Class C................................   13.32        (0.18)        (1.65)        (1.83)          --         (0.28)
 Class Y................................   13.58        (0.02)        (1.67)        (1.69)          --         (0.28)

                                            -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                          --------------------------------------------------------------------

                                                                              NET
                                                                            INCREASE     NET ASSET
                                          DISTRIBUTIONS                    (DECREASE)    VALUE AT
                                              FROM            TOTAL       IN NET ASSET    END OF       TOTAL
                                             CAPITAL      DISTRIBUTIONS      VALUE        PERIOD     RETURN(B)
                                          -------------   -------------   ------------   ---------   ---------
THE HARTFORD GLOBAL HEALTH FUND
 For the Year Ended October 31, 2006
 Class A................................     $   --          $(1.00)         $ 1.34       $17.84       14.96%
 Class B................................         --           (1.00)           1.11        16.92       14.10
 Class C................................         --           (1.00)           1.12        16.93       14.17
 Class Y................................         --           (1.00)           1.52        18.57       15.56
 From August 31, 2006, (commencement of
  operations) through October 31, 2006
 Class I................................         --              --            0.52        17.86        3.00(f)
 For the Year Ended October 31, 2005
 Class A................................         --           (0.77)           1.50        16.50       15.67
 Class B................................         --           (0.77)           1.31        15.81       14.86
 Class C................................         --           (0.77)           1.30        15.81       14.78
 Class Y................................         --           (0.77)           1.64        17.05       16.19
 For the Year Ended October 31, 2004
 Class A................................         --           (0.06)           1.20        15.00        9.21
 Class B................................         --           (0.06)           1.07        14.50        8.49
 Class C................................         --           (0.06)           1.07        14.51        8.49
 Class Y................................         --           (0.06)           1.32        15.41        9.88
 For the Year Ended October 31, 2003
 Class A................................         --           (0.30)           2.38        13.80       24.02
 Class B................................         --           (0.30)           2.23        13.43       23.13
 Class C................................         --           (0.30)           2.23        13.44       23.11
 Class Y................................         --           (0.30)           2.48        14.09       24.50
 For the Year Ended October 31, 2002(h)
 Class A................................         --           (0.28)          (2.05)       11.42      (13.43)
 Class B................................         --           (0.28)          (2.11)       11.20      (14.05)
 Class C................................         --           (0.28)          (2.11)       11.21      (14.08)
 Class Y................................         --           (0.28)          (1.97)       11.61      (12.68)

                                                   -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                          ----------------------------------------------------------------------------------
                                                           RATIO OF            RATIO OF
                                                           EXPENSES            EXPENSES          RATIO OF
                                                          TO AVERAGE          TO AVERAGE            NET
                                          NET ASSETS      NET ASSETS          NET ASSETS        INVESTMENT
                                          AT END OF         BEFORE               AFTER         INCOME (LOSS)       PORTFOLIO
                                            PERIOD        WAIVERS AND         WAIVERS AND       TO AVERAGE         TURNOVER
                                           (000'S)     REIMBURSEMENTS(D)   REIMBURSEMENTS(D)    NET ASSETS          RATE(C)
                                          ----------   -----------------   -----------------   -------------       ---------
THE HARTFORD GLOBAL HEALTH FUND
 For the Year Ended October 31, 2006
 Class A................................   $370,285          1.61%               1.60%             (0.53)%             30%
 Class B................................     80,574          2.45                2.32              (1.27)              --
 Class C................................     97,956          2.31                2.31              (1.25)              --
 Class Y................................    192,814          1.08                1.08              (0.03)              --
 From August 31, 2006, (commencement of
  operations) through October 31, 2006
 Class I................................        785          1.26(e)             1.15(e)           (0.20)(e)           --
 For the Year Ended October 31, 2005
 Class A................................    209,835          1.71                1.60              (0.55)              50
 Class B................................     71,204          2.52                2.35              (1.30)              --
 Class C................................     72,546          2.36                2.35              (1.30)              --
 Class Y................................    169,698          1.08                1.08              (0.12)              --
 For the Year Ended October 31, 2004
 Class A................................    170,672          1.81                1.65              (0.68)              41
 Class B................................     66,035          2.55                2.35              (1.38)              --
 Class C................................     61,390          2.37                2.35              (1.38)              --
 Class Y................................      1,299          1.12                1.12              (0.14)              --
 For the Year Ended October 31, 2003
 Class A................................    126,630          1.76                1.65              (0.62)              37
 Class B................................     56,378          2.49                2.35              (1.31)              --
 Class C................................     51,606          2.36                2.35              (1.31)              --
 Class Y................................      1,095          1.19                1.19              (0.15)              --
 For the Year Ended October 31, 2002(h)
 Class A................................    101,881          1.79                1.65              (0.70)              63
 Class B................................     45,659          2.48                2.35              (1.40)              --
 Class C................................     43,042          2.35                2.35              (1.40)              --
 Class Y................................        881          1.17                1.17              (0.22)              --

---------------
(a) Information presented relates to a share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly. Please see Note 3(d).
(e) Annualized.
(f) Not annualized.
(h) Per share amounts have been calculated using average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                         -------------------------------------------------------------------------------

                                                                  NET REALIZED
                                                                      AND                                  DISTRIBUTIONS
                                         NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS        FROM
                                         VALUE AT    INVESTMENT       GAIN          FROM       FROM NET      REALIZED
                                         BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT      CAPITAL
                                         OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME         GAINS
                                         ---------   ----------   ------------   ----------   ----------   -------------
THE HARTFORD GLOBAL LEADERS FUND
 For the Year Ended October 31, 2006(h)
 Class A................................  $16.80       $(0.05)       $ 2.81        $ 2.76       $(0.02)       $(0.19)
 Class B................................   15.93        (0.17)         2.66          2.49           --         (0.19)
 Class C................................   16.01        (0.17)         2.66          2.49           --         (0.19)
 Class Y................................   17.46         0.06          2.91          2.97        (0.10)        (0.19)
 For the Year Ended October 31, 2005
 Class A................................   16.49         0.08          0.23          0.31           --            --
 Class B................................   15.77        (0.08)         0.24          0.16           --            --
 Class C................................   15.84        (0.06)         0.23          0.17           --            --
 Class Y................................   17.06         0.13          0.27          0.40           --            --
 For the Year Ended October 31, 2004
 Class A................................   13.96        (0.06)         2.59          2.53           --            --
 Class B................................   13.45        (0.17)         2.49          2.32           --            --
 Class C................................   13.49        (0.15)         2.50          2.35           --            --
 Class Y................................   14.34         0.03          2.69          2.72           --            --
 For the Year Ended October 31, 2003
 Class A................................   11.21        (0.03)         2.78          2.75           --            --
 Class B................................   10.88        (0.12)         2.69          2.57           --            --
 Class C................................   10.90        (0.11)         2.70          2.59           --            --
 Class Y................................   11.45         0.03          2.86          2.89           --            --
 For the Year Ended October 31, 2002(h)
 Class A................................   12.83         0.02         (1.64)        (1.62)          --            --
 Class B................................   12.54        (0.07)        (1.59)        (1.66)          --            --
 Class C................................   12.55        (0.06)        (1.59)        (1.65)          --            --
 Class Y................................   13.03         0.05         (1.63)        (1.58)          --            --

                                            -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                          --------------------------------------------------------------------

                                                                              NET
                                                                            INCREASE     NET ASSET
                                          DISTRIBUTIONS                    (DECREASE)    VALUE AT
                                              FROM            TOTAL       IN NET ASSET    END OF       TOTAL
                                             CAPITAL      DISTRIBUTIONS      VALUE        PERIOD     RETURN(B)
                                          -------------   -------------   ------------   ---------   ---------
THE HARTFORD GLOBAL LEADERS FUND
 For the Year Ended October 31, 2006(h)
 Class A................................     $   --          $(0.21)         $ 2.55       $19.35       16.58%
 Class B................................         --           (0.19)           2.30        18.23       15.80
 Class C................................         --           (0.19)           2.30        18.31       15.72
 Class Y................................         --           (0.29)           2.68        20.14       17.25
 For the Year Ended October 31, 2005
 Class A................................         --              --            0.31        16.80        1.88
 Class B................................         --              --            0.16        15.93        1.02
 Class C................................         --              --            0.17        16.01        1.07
 Class Y................................         --              --            0.40        17.46        2.34
 For the Year Ended October 31, 2004
 Class A................................         --              --            2.53        16.49       18.12
 Class B................................         --              --            2.32        15.77       17.25
 Class C................................         --              --            2.35        15.84       17.42
 Class Y................................         --              --            2.72        17.06       18.97
 For the Year Ended October 31, 2003
 Class A................................         --              --            2.75        13.96       24.53
 Class B................................         --              --            2.57        13.45       23.62
 Class C................................         --              --            2.59        13.49       23.76
 Class Y................................         --              --            2.89        14.34       25.24
 For the Year Ended October 31, 2002(h)
 Class A................................         --              --           (1.62)       11.21      (12.63)
 Class B................................         --              --           (1.66)       10.88      (13.24)
 Class C................................         --              --           (1.65)       10.90      (13.15)
 Class Y................................         --              --           (1.58)       11.45      (12.13)

                                                   -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                          ----------------------------------------------------------------------------------
                                                           RATIO OF            RATIO OF
                                                           EXPENSES            EXPENSES          RATIO OF
                                                          TO AVERAGE          TO AVERAGE            NET
                                          NET ASSETS      NET ASSETS          NET ASSETS        INVESTMENT
                                          AT END OF         BEFORE               AFTER         INCOME (LOSS)       PORTFOLIO
                                            PERIOD        WAIVERS AND         WAIVERS AND       TO AVERAGE         TURNOVER
                                           (000'S)     REIMBURSEMENTS(D)   REIMBURSEMENTS(D)    NET ASSETS          RATE(C)
                                          ----------   -----------------   -----------------   -------------       ---------
THE HARTFORD GLOBAL LEADERS FUND
 For the Year Ended October 31, 2006(h)
 Class A................................   $417,840          1.53%               1.48%             (0.25)%            125%
 Class B................................     74,805          2.44                2.18              (0.95)              --
 Class C................................     66,121          2.20                2.20              (0.98)              --
 Class Y................................    169,270          0.93                0.93               0.31               --
 For the Year Ended October 31, 2005
 Class A................................    419,648          1.58                1.48               0.41              270
 Class B................................     78,986          2.51                2.35              (0.45)              --
 Class C................................     71,623          2.25                2.25              (0.34)              --
 Class Y................................     83,896          0.97                0.97               0.87               --
 For the Year Ended October 31, 2004
 Class A................................    466,013          1.62                1.62              (0.36)             271
 Class B................................     90,179          2.52                2.35              (1.09)              --
 Class C................................     87,518          2.24                2.24              (0.98)              --
 Class Y................................     58,791          0.93                0.93               0.31               --
 For the Year Ended October 31, 2003
 Class A................................    464,610          1.62                1.61              (0.29)             320
 Class B................................     78,923          2.36                2.35              (1.01)              --
 Class C................................     78,303          2.23                2.23              (0.89)              --
 Class Y................................     19,043          1.00                1.00               0.28               --
 For the Year Ended October 31, 2002(h)
 Class A................................    354,407          1.66                1.61               0.24              323
 Class B................................     70,280          2.33                2.33              (0.48)              --
 Class C................................     75,174          2.21                2.21              (0.36)              --
 Class Y................................      6,167          1.00                1.00               0.84               --

---------------
(a) Information presented relates to a share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly. Please see Note 3(d).
(h) Per share amounts have been calculated using average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                         -------------------------------------------------------------------------------

                                                                  NET REALIZED
                                                                      AND                                  DISTRIBUTIONS
                                         NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS        FROM
                                         VALUE AT    INVESTMENT       GAIN          FROM       FROM NET      REALIZED
                                         BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT      CAPITAL
                                         OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME         GAINS
                                         ---------   ----------   ------------   ----------   ----------   -------------
THE HARTFORD GLOBAL TECHNOLOGY FUND
 For the Year Ended October 31, 2006
 Class A................................  $ 4.97       $(0.04)       $ 0.74        $ 0.70       $   --        $   --
 Class B................................    4.77        (0.08)         0.72          0.64           --            --
 Class C................................    4.77        (0.09)         0.72          0.63           --            --
 Class Y................................    5.09        (0.03)         0.76          0.73           --            --
 For the Year Ended October 31, 2005
 Class A................................    4.42           --          0.55          0.55           --            --
 Class B................................    4.28        (0.04)         0.53          0.49           --            --
 Class C................................    4.28        (0.04)         0.53          0.49           --            --
 Class Y................................    4.51         0.03          0.55          0.58           --            --
 For the Year Ended October 31, 2004
 Class A................................    4.68        (0.07)        (0.19)        (0.26)          --            --
 Class B................................    4.56        (0.10)        (0.18)        (0.28)          --            --
 Class C................................    4.56        (0.11)        (0.17)        (0.28)          --            --
 Class Y................................    4.75        (0.04)        (0.20)        (0.24)          --            --
 For the Year Ended October 31, 2003
 Class A................................    2.98        (0.04)         1.74          1.70           --            --
 Class B................................    2.92        (0.06)         1.70          1.64           --            --
 Class C................................    2.92        (0.06)         1.70          1.64           --            --
 Class Y................................    3.01        (0.03)         1.77          1.74           --            --
 For the Year Ended October 31, 2002(f)
 Class A................................    4.01        (0.12)        (0.91)        (1.03)          --            --
 Class B................................    3.96        (0.18)        (0.86)        (1.04)          --            --
 Class C................................    3.97        (0.19)        (0.86)        (1.05)          --            --
 Class Y................................    4.04        (0.14)        (0.89)        (1.03)          --            --
THE HARTFORD GROWTH ALLOCATION FUND(G)
 For the Year Ended October 31, 2006
 Class A................................   11.27         0.07          1.46          1.53        (0.13)        (0.01)
 Class B................................   11.19         0.03          1.42          1.45        (0.06)        (0.01)
 Class C................................   11.19         0.03          1.42          1.45        (0.06)        (0.01)
 From August 31, 2006, (commencement of
  operations) through October 31, 2006
 Class I................................   12.16        (0.01)         0.52          0.51           --            --
 For the Year Ended October 31, 2005
 Class A................................   10.36         0.05          0.89          0.94        (0.03)           --
 Class B................................   10.34        (0.01)         0.87          0.86        (0.01)           --
 Class C................................   10.33        (0.01)         0.88          0.87        (0.01)           --
 From May 28, 2004, (commencement of
  operations) through October 31, 2004
 Class A................................   10.00           --          0.36          0.36           --            --
 Class B................................   10.00        (0.01)         0.35          0.34           --            --
 Class C................................   10.00        (0.01)         0.34          0.33           --            --

                                            -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                          --------------------------------------------------------------------

                                                                              NET
                                                                            INCREASE     NET ASSET
                                          DISTRIBUTIONS                    (DECREASE)    VALUE AT
                                              FROM            TOTAL       IN NET ASSET      END        TOTAL
                                             CAPITAL      DISTRIBUTIONS      VALUE       OF PERIOD   RETURN(B)
                                          -------------   -------------   ------------   ---------   ---------
THE HARTFORD GLOBAL TECHNOLOGY FUND
 For the Year Ended October 31, 2006
 Class A................................       $--           $   --          $ 0.70       $ 5.67       14.08%
 Class B................................        --               --            0.64         5.41       13.42
 Class C................................        --               --            0.63         5.40       13.21
 Class Y................................        --               --            0.73         5.82       14.34
 For the Year Ended October 31, 2005
 Class A................................        --               --            0.55         4.97       12.44
 Class B................................        --               --            0.49         4.77       11.45
 Class C................................        --               --            0.49         4.77       11.45
 Class Y................................        --               --            0.58         5.09       12.86
 For the Year Ended October 31, 2004
 Class A................................        --               --           (0.26)        4.42       (5.56)
 Class B................................        --               --           (0.28)        4.28       (6.14)
 Class C................................        --               --           (0.28)        4.28       (6.14)
 Class Y................................        --               --           (0.24)        4.51       (5.05)
 For the Year Ended October 31, 2003
 Class A................................        --               --            1.70         4.68       57.05
 Class B................................        --               --            1.64         4.56       56.16
 Class C................................        --               --            1.64         4.56       56.16
 Class Y................................        --               --            1.74         4.75       57.81
 For the Year Ended October 31, 2002(f)
 Class A................................        --               --           (1.03)        2.98      (25.69)
 Class B................................        --               --           (1.04)        2.92      (26.26)
 Class C................................        --               --           (1.05)        2.92      (26.45)
 Class Y................................        --               --           (1.03)        3.01      (25.50)
THE HARTFORD GROWTH ALLOCATION FUND(G)
 For the Year Ended October 31, 2006
 Class A................................        --            (0.14)           1.39        12.66       13.64
 Class B................................        --            (0.07)           1.38        12.57       12.96
 Class C................................        --            (0.07)           1.38        12.57       12.96
 From August 31, 2006, (commencement of
  operations) through October 31, 2006
 Class I................................        --               --            0.51        12.67        4.19(f)
 For the Year Ended October 31, 2005
 Class A................................        --            (0.03)           0.91        11.27        9.12
 Class B................................        --            (0.01)           0.85        11.19        8.37
 Class C................................        --            (0.01)           0.86        11.19        8.47
 From May 28, 2004, (commencement of
  operations) through October 31, 2004
 Class A................................        --               --            0.36        10.36        3.60(f)
 Class B................................        --               --            0.34        10.34        3.40(f)
 Class C................................        --               --            0.33        10.33        3.30(f)

                                                 -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                          ------------------------------------------------------------------------------
                                                           RATIO OF            RATIO OF
                                                           EXPENSES            EXPENSES          RATIO OF
                                                          TO AVERAGE          TO AVERAGE            NET
                                          NET ASSETS      NET ASSETS          NET ASSETS        INVESTMENT
                                          AT END OF         BEFORE               AFTER         INCOME (LOSS)   PORTFOLIO
                                            PERIOD        WAIVERS AND         WAIVERS AND       TO AVERAGE     TURNOVER
                                           (000'S)     REIMBURSEMENTS(D)   REIMBURSEMENTS(D)    NET ASSETS      RATE(C)
                                          ----------   -----------------   -----------------   -------------   ---------
THE HARTFORD GLOBAL TECHNOLOGY FUND
 For the Year Ended October 31, 2006
 Class A................................   $ 33,424          2.10%               1.36%             (0.78)%        144%
 Class B................................     12,729          2.96                1.99              (1.41)          --
 Class C................................     11,521          2.71                2.24              (1.67)          --
 Class Y................................      1,137          1.26                1.20              (0.62)          --
 For the Year Ended October 31, 2005
 Class A................................     27,620          2.22                1.60                 --          132
 Class B................................     12,409          3.05                2.35              (0.79)          --
 Class C................................     10,712          2.75                2.35              (0.65)          --
 Class Y................................        938          1.22                1.20               0.58           --
 For the Year Ended October 31, 2004
 Class A................................     31,418          2.14                1.65              (1.37)         165
 Class B................................     12,978          2.96                2.35              (2.07)          --
 Class C................................     13,891          2.62                2.35              (2.07)          --
 Class Y................................      1,186          1.15                1.15              (0.85)          --
 For the Year Ended October 31, 2003
 Class A................................     32,388          1.77                1.65              (1.28)         163
 Class B................................     13,991          2.50                2.35              (1.98)          --
 Class C................................     16,513          2.37                2.35              (1.99)          --
 Class Y................................        886          1.18                1.18              (0.82)          --
 For the Year Ended October 31, 2002(f)
 Class A................................     18,321          1.86                1.65              (1.44)         174
 Class B................................      8,170          2.54                2.35              (2.14)          --
 Class C................................      9,560          2.39                2.35              (2.15)          --
 Class Y................................        512          1.15                1.15              (0.97)          --
THE HARTFORD GROWTH ALLOCATION FUND(G)
 For the Year Ended October 31, 2006
 Class A................................    370,088          0.69                0.67               0.49           13
 Class B................................    107,818          1.51                1.32              (0.15)          --
 Class C................................    181,434          1.44                1.32              (0.16)          --
 From August 31, 2006, (commencement of
  operations) through October 31, 2006
 Class I................................         10          0.66(e)             0.42(e)            0.16(e)        --
 For the Year Ended October 31, 2005
 Class A................................    205,331          0.72                0.64               0.42            1
 Class B................................     65,739          1.53                1.29              (0.23)          --
 Class C................................    100,339          1.47                1.29              (0.23)          --
 From May 28, 2004, (commencement of
  operations) through October 31, 2004
 Class A................................     43,279          0.72(e)             0.63(e)            0.13(e)        --
 Class B................................     14,177          1.52(e)             1.28(e)           (0.53)(e)       --
 Class C................................     21,221          1.44(e)             1.28(e)           (0.52)(e)       --

---------------
(a) Information presented relates to a share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly. Please see Note 3(d).
(e) Annualized.
(f) Not annualized.
(g) Expense ratios do not include expenses of the underlying funds.

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                         -------------------------------------------------------------------------------

                                                                  NET REALIZED
                                                                      AND                                  DISTRIBUTIONS
                                         NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS        FROM
                                         VALUE AT    INVESTMENT       GAIN          FROM       FROM NET      REALIZED
                                         BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT      CAPITAL
                                         OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME         GAINS
                                         ---------   ----------   ------------   ----------   ----------   -------------
THE HARTFORD GROWTH FUND
 For the Year Ended October 31, 2006
 Class A................................  $17.32       $(0.07)       $ 1.20        $ 1.13       $  --         $   --
 Class B................................   15.38        (0.20)         1.07          0.87          --             --
 Class C................................   15.40        (0.18)         1.07          0.89          --             --
 Class H................................   15.53        (0.16)         1.09          0.93          --             --
 Class L................................   17.50        (0.02)         1.21          1.19          --             --
 Class M................................   15.51        (0.16)         1.09          0.93          --             --
 Class N................................   15.51        (0.15)         1.08          0.93          --             --
 Class Y................................   17.65         0.01          1.23          1.24          --             --
 From August 31, 2006, (commencement of
  operations) through October 31, 2006
 Class I................................   17.64           --          0.82          0.82          --             --
 For the Year Ended October 31, 2005
 Class A................................   16.19        (0.04)         1.17          1.13          --             --
 Class B................................   14.49        (0.15)         1.04          0.89          --             --
 Class C................................   14.50        (0.13)         1.03          0.90          --             --
 Class H................................   14.59        (0.12)         1.06          0.94          --             --
 Class L................................   16.32         0.01          1.17          1.18          --             --
 Class M................................   14.57        (0.11)         1.05          0.94          --             --
 Class N................................   14.57        (0.11)         1.05          0.94          --             --
 Class Y................................   16.42         0.01          1.22          1.23          --             --
 For the Year Ended October 31, 2004
 Class A................................   15.19        (0.08)         1.08          1.00          --             --
 Class B................................   13.70        (0.15)         0.94          0.79          --             --
 Class C................................   13.70        (0.12)         0.92          0.80          --             --
 Class H................................   13.74        (0.20)         1.05          0.85          --             --
 Class L................................   15.26        (0.08)         1.14          1.06          --             --
 Class M................................   13.72        (0.19)         1.04          0.85          --             --
 Class N................................   13.72        (0.19)         1.04          0.85          --             --
 Class Y................................   15.31           --          1.11          1.11          --             --
 For the Year Ended October 31, 2003
 Class A................................   11.90        (0.03)         3.32          3.29          --             --
 Class B................................   10.80        (0.07)         2.97          2.90          --             --
 Class C................................   10.80        (0.07)         2.97          2.90          --             --
 Class H................................   10.81        (0.14)         3.07          2.93          --             --
 Class L................................   11.91        (0.05)         3.40          3.35          --             --
 Class M................................   10.80        (0.14)         3.06          2.92          --             --
 Class N................................   10.80        (0.14)         3.06          2.92          --             --
 Class Y................................   11.94        (0.03)         3.40          3.37          --             --
 For the Period February 19, 2002
  through October 31, 2002
 Class A................................   14.57        (0.02)        (2.65)        (2.67)         --             --
 Class B................................   13.28        (0.04)        (2.44)        (2.48)         --             --
 Class C................................   13.28        (0.04)        (2.44)        (2.48)         --             --
 Class Y................................   14.57           --         (2.63)        (2.63)         --             --
 For the Year Ended October 31, 2002
 Class H................................   13.02        (0.23)        (1.98)        (2.21)         --             --
 Class L................................   14.23        (0.03)        (2.29)        (2.32)         --             --
 Class M................................   13.00        (0.16)        (2.04)        (2.20)         --             --
 Class N................................   13.00        (0.26)        (1.94)        (2.20)         --             --

                                            -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                          --------------------------------------------------------------------

                                                                              NET
                                                                            INCREASE     NET ASSET
                                          DISTRIBUTIONS                    (DECREASE)    VALUE AT
                                              FROM            TOTAL       IN NET ASSET      END        TOTAL
                                             CAPITAL      DISTRIBUTIONS      VALUE       OF PERIOD   RETURN(B)
                                          -------------   -------------   ------------   ---------   ---------
THE HARTFORD GROWTH FUND
 For the Year Ended October 31, 2006
 Class A................................       $--           $   --          $ 1.13       $18.45        6.52%
 Class B................................        --               --            0.87        16.25        5.66
 Class C................................        --               --            0.89        16.29        5.78
 Class H................................        --               --            0.93        16.46        5.99
 Class L................................        --               --            1.19        18.69        6.80
 Class M................................        --               --            0.93        16.44        6.00
 Class N................................        --               --            0.93        16.44        6.00
 Class Y................................        --               --            1.24        18.89        7.03
 From August 31, 2006, (commencement of
  operations) through October 31, 2006
 Class I................................        --               --            0.82        18.46        4.65(f)
 For the Year Ended October 31, 2005
 Class A................................        --               --            1.13        17.32        6.98
 Class B................................        --               --            0.89        15.38        6.14
 Class C................................        --               --            0.90        15.40        6.21
 Class H................................        --               --            0.94        15.53        6.44
 Class L................................        --               --            1.18        17.50        7.23
 Class M................................        --               --            0.94        15.51        6.45
 Class N................................        --               --            0.94        15.51        6.45
 Class Y................................        --               --            1.23        17.65        7.49
 For the Year Ended October 31, 2004
 Class A................................        --               --            1.00        16.19        6.58
 Class B................................        --               --            0.79        14.49        5.77
 Class C................................        --               --            0.80        14.50        5.84
 Class H................................        --               --            0.85        14.59        6.19
 Class L................................        --               --            1.06        16.32        6.95
 Class M................................        --               --            0.85        14.57        6.20
 Class N................................        --               --            0.85        14.57        6.20
 Class Y................................        --               --            1.11        16.42        7.25
 For the Year Ended October 31, 2003
 Class A................................        --               --            3.29        15.19       27.65
 Class B................................        --               --            2.90        13.70       26.85
 Class C................................        --               --            2.90        13.70       26.85
 Class H................................        --               --            2.93        13.74       27.10
 Class L................................        --               --            3.35        15.26       28.13
 Class M................................        --               --            2.92        13.72       27.04
 Class N................................        --               --            2.92        13.72       27.04
 Class Y................................        --               --            3.37        15.31       28.22
 For the Period February 19, 2002
  through October 31, 2002
 Class A................................        --               --           (2.67)       11.90      (18.33)(f)
 Class B................................        --               --           (2.48)       10.80      (18.67)(f)
 Class C................................        --               --           (2.48)       10.80      (18.68)(f)
 Class Y................................        --               --           (2.63)       11.94      (18.05)(f)
 For the Year Ended October 31, 2002
 Class H................................        --               --           (2.21)       10.81      (16.95)
 Class L................................        --               --           (2.32)       11.91      (16.28)
 Class M................................        --               --           (2.20)       10.80      (16.90)
 Class N................................        --               --           (2.20)       10.80      (16.90)

                                                 -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                          ------------------------------------------------------------------------------
                                                           RATIO OF            RATIO OF
                                                           EXPENSES            EXPENSES          RATIO OF
                                                          TO AVERAGE          TO AVERAGE            NET
                                          NET ASSETS      NET ASSETS          NET ASSETS        INVESTMENT
                                          AT END OF         BEFORE               AFTER         INCOME (LOSS)   PORTFOLIO
                                            PERIOD        WAIVERS AND         WAIVERS AND       TO AVERAGE     TURNOVER
                                           (000'S)     REIMBURSEMENTS(D)   REIMBURSEMENTS(D)    NET ASSETS      RATE(C)
                                          ----------   -----------------   -----------------   -------------   ---------
THE HARTFORD GROWTH FUND
 For the Year Ended October 31, 2006
 Class A................................   $707,000          1.34%               1.33%             (0.38)%         92%
 Class B................................     44,064          2.22                2.09              (1.14)          --
 Class C................................     85,469          2.02                2.02              (1.07)          --
 Class H................................     15,267          1.80                1.80              (0.84)          --
 Class L................................    274,890          1.05                1.05              (0.10)          --
 Class M................................     15,988          1.80                1.80              (0.84)          --
 Class N................................      3,827          1.80                1.80              (0.85)          --
 Class Y................................    130,594          0.83                0.83               0.08           --
 From August 31, 2006, (commencement of
  operations) through October 31, 2006
 Class I................................      1,961          0.96(e)             0.96(e)           (0.52)(e)       --
 For the Year Ended October 31, 2005
 Class A................................    635,057          1.40                1.33              (0.30)          77
 Class B................................     46,251          2.27                2.15              (1.09)          --
 Class C................................     82,481          2.05                2.05              (1.01)          --
 Class H................................     19,852          1.81                1.81              (0.68)          --
 Class L................................    295,731          1.06                1.06               0.05           --
 Class M................................     19,133          1.81                1.81              (0.69)          --
 Class N................................      4,377          1.81                1.81              (0.71)          --
 Class Y................................     52,992          0.85                0.85               0.10           --
 For the Year Ended October 31, 2004
 Class A................................    384,160          1.55                1.45              (0.84)          66
 Class B................................     32,440          2.33                2.15              (1.54)          --
 Class C................................     47,575          2.07                2.07              (1.45)          --
 Class H................................     23,527          1.83                1.83              (1.23)          --
 Class L................................    310,084          1.08                1.08              (0.48)          --
 Class M................................     21,522          1.83                1.83              (1.23)          --
 Class N................................      4,356          1.83                1.83              (1.23)          --
 Class Y................................     11,926          0.87                0.87              (0.18)          --
 For the Year Ended October 31, 2003
 Class A................................     72,186          1.52                1.45              (0.65)         129
 Class B................................     11,552          2.26                2.12              (1.35)          --
 Class C................................     11,896          2.15                2.15              (1.36)          --
 Class H................................     27,032          1.90                1.90              (1.09)          --
 Class L................................    316,451          1.15                1.15              (0.34)          --
 Class M................................     23,523          1.90                1.90              (1.09)          --
 Class N................................      4,499          1.90                1.90              (1.09)          --
 Class Y................................          1          0.96                0.96              (0.17)          --
 For the Period February 19, 2002
  through October 31, 2002
 Class A................................      5,970          1.65(e)             1.45(e)           (0.44)(e)      107
 Class B................................      1,698          2.32(e)             2.15(e)           (1.10)(e)       --
 Class C................................      1,480          2.18(e)             2.15(e)           (1.13)(e)       --
 Class Y................................          1          0.90(e)             0.90(e)           (0.01)(e)       --
 For the Year Ended October 31, 2002
 Class H................................     26,002          1.89                1.89              (1.03)         107
 Class L................................    274,683          1.14                1.14              (0.28)          --
 Class M................................     21,478          1.89                1.89              (1.03)          --
 Class N................................      4,340          1.89                1.89              (1.03)          --

---------------
(a) Information presented relates to a share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly. Please see Note 3(d).
(e) Annualized.
(f) Not annualized.

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                         -------------------------------------------------------------------------------

                                                                  NET REALIZED
                                                                      AND                                  DISTRIBUTIONS
                                         NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS        FROM
                                         VALUE AT    INVESTMENT       GAIN          FROM       FROM NET      REALIZED
                                         BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT      CAPITAL
                                         OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME         GAINS
                                         ---------   ----------   ------------   ----------   ----------   -------------
THE HARTFORD GROWTH OPPORTUNITIES FUND
 For the Year Ended October 31, 2006
 Class A................................  $27.84       $(0.07)       $ 3.59        $ 3.52       $   --        $(2.03)
 Class B................................   24.42        (0.25)         3.09          2.84           --         (2.03)
 Class C................................   24.42        (0.23)         3.08          2.85           --         (2.03)
 Class H................................   24.67        (0.26)         3.19          2.93           --         (2.03)
 Class L................................   28.17        (0.06)         3.65          3.59           --         (2.03)
 Class M................................   24.63        (0.25)         3.18          2.93           --         (2.03)
 Class N................................   24.63        (0.25)         3.18          2.93           --         (2.03)
 Class Y................................   28.37         0.02          3.68          3.70           --         (2.03)
 Class Z................................   29.37         0.02          3.82          3.84           --         (2.03)
 From August 31, 2006, (commencement of
  operations) through October 31, 2006
 Class I................................   27.95        (0.01)         1.40          1.39           --            --
 For the Year Ended October 31, 2005
 Class A................................   23.49        (0.06)         4.41          4.35           --            --
 Class B................................   20.77        (0.25)         3.90          3.65           --            --
 Class C................................   20.77        (0.25)         3.90          3.65           --            --
 Class H................................   20.92        (0.25)         4.00          3.75           --            --
 Class L................................   23.71        (0.06)         4.52          4.46           --            --
 Class M................................   20.89        (0.24)         3.98          3.74           --            --
 Class N................................   20.89        (0.24)         3.98          3.74           --            --
 Class Y................................   23.82           --          4.55          4.55           --            --
 Class Z................................   24.66         0.01          4.70          4.71           --            --
 For the Year Ended October 31, 2004
 Class A................................   21.25        (0.17)         2.41          2.24           --            --
 Class B................................   18.91        (0.26)         2.12          1.86           --            --
 Class C................................   18.91        (0.28)         2.14          1.86           --            --
 Class H................................   18.99        (0.31)         2.24          1.93           --            --
 Class L................................   21.36        (0.14)         2.49          2.35           --            --
 Class M................................   18.97        (0.30)         2.22          1.92           --            --
 Class N................................   18.97        (0.28)         2.20          1.92           --            --
 Class Y................................   21.42        (0.01)         2.41          2.40           --            --
 Class Z................................   22.17        (0.08)         2.57          2.49           --            --
 For the Year Ended October 31, 2003
 Class A................................   15.31        (0.07)         6.01          5.94           --            --
 Class B................................   13.71        (0.12)         5.32          5.20           --            --
 Class C................................   13.70        (0.09)         5.30          5.21           --            --
 Class H................................   13.73        (0.22)         5.48          5.26           --            --
 Class L................................   15.33        (0.10)         6.13          6.03           --            --
 Class M................................   13.71        (0.22)         5.48          5.26           --            --
 Class N................................   13.71        (0.22)         5.48          5.26           --            --
 Class Y................................   15.35        (0.07)         6.14          6.07           --            --
 Class Z................................   15.87        (0.06)         6.36          6.30           --            --
 For the Period February 19, 2002
  through October 31, 2002
 Class A................................   19.80        (0.06)        (4.43)        (4.49)          --            --
 Class B................................   17.80        (0.10)        (3.99)        (4.09)          --            --
 Class C................................   17.80        (0.09)        (4.01)        (4.10)          --            --
 Class Y................................   19.80        (0.06)        (4.39)        (4.45)          --            --
 For the Year Ended October 31, 2002
 Class H................................   17.36        (0.32)        (3.10)        (3.42)          --         (0.21)
 Class L................................   19.21        (0.13)        (3.54)        (3.67)          --         (0.21)
 Class M................................   17.33        (0.28)        (3.13)        (3.41)          --         (0.21)
 Class N................................   17.34        (0.34)        (3.08)        (3.42)          --         (0.21)
 Class Z................................   19.77         0.72         (4.41)        (3.69)          --         (0.21)

                                            -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                          --------------------------------------------------------------------

                                                                              NET
                                                                            INCREASE     NET ASSET
                                          DISTRIBUTIONS                    (DECREASE)    VALUE AT
                                              FROM            TOTAL       IN NET ASSET      END        TOTAL
                                             CAPITAL      DISTRIBUTIONS      VALUE       OF PERIOD   RETURN(B)
                                          -------------   -------------   ------------   ---------   ---------
THE HARTFORD GROWTH OPPORTUNITIES FUND
 For the Year Ended October 31, 2006
 Class A................................     $   --          $(2.03)         $ 1.49       $29.33       13.35%
 Class B................................         --           (2.03)           0.81        25.23       12.36
 Class C................................         --           (2.03)           0.82        25.24       12.40
 Class H................................         --           (2.03)           0.90        25.57       12.62
 Class L................................         --           (2.03)           1.56        29.73       13.45
 Class M................................         --           (2.03)           0.90        25.53       12.64
 Class N................................         --           (2.03)           0.90        25.53       12.64
 Class Y................................         --           (2.03)           1.67        30.04       13.76
 Class Z................................         --           (2.03)           1.81        31.18       13.77
 From August 31, 2006, (commencement of
  operations) through October 31, 2006
 Class I................................         --              --            1.39        29.34        4.97(f)
 For the Year Ended October 31, 2005
 Class A................................         --              --            4.35        27.84       18.52
 Class B................................         --              --            3.65        24.42       17.57
 Class C................................         --              --            3.65        24.42       17.57
 Class H................................         --              --            3.75        24.67       17.92
 Class L................................         --              --            4.46        28.17       18.81
 Class M................................         --              --            3.74        24.63       17.90
 Class N................................         --              --            3.74        24.63       17.90
 Class Y................................         --              --            4.55        28.37       19.10
 Class Z................................         --              --            4.71        29.37       19.10
 For the Year Ended October 31, 2004
 Class A................................         --              --            2.24        23.49       10.54
 Class B................................         --              --            1.86        20.77        9.84
 Class C................................         --              --            1.86        20.77        9.84
 Class H................................         --              --            1.93        20.92       10.16
 Class L................................         --              --            2.35        23.71       11.00
 Class M................................         --              --            1.92        20.89       10.12
 Class N................................         --              --            1.92        20.89       10.12
 Class Y................................         --              --            2.40        23.82       11.20
 Class Z................................         --              --            2.49        24.66       11.23
 For the Year Ended October 31, 2003
 Class A................................         --              --            5.94        21.25       38.80
 Class B................................         --              --            5.20        18.91       37.93
 Class C................................         --              --            5.21        18.91       38.03
 Class H................................         --              --            5.26        18.99       38.31
 Class L................................         --              --            6.03        21.36       39.34
 Class M................................         --              --            5.26        18.97       38.36
 Class N................................         --              --            5.26        18.97       38.36
 Class Y................................         --              --            6.07        21.42       39.54
 Class Z................................         --              --            6.30        22.17       39.70
 For the Period February 19, 2002
  through October 31, 2002
 Class A................................         --              --           (4.49)       15.31      (22.68)(f)
 Class B................................         --              --           (4.09)       13.71      (22.99)(f)
 Class C................................         --              --           (4.10)       13.70      (23.05)(f)
 Class Y................................         --              --           (4.45)       15.35      (22.47)(f)
 For the Year Ended October 31, 2002
 Class H................................         --           (0.21)          (3.63)       13.73      (19.99)
 Class L................................         --           (0.21)          (3.88)       15.33      (19.36)
 Class M................................         --           (0.21)          (3.62)       13.71      (19.97)
 Class N................................         --           (0.21)          (3.63)       13.71      (20.01)
 Class Z................................         --           (0.21)          (3.90)       15.87      (18.90)

                                                   -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                          ----------------------------------------------------------------------------------
                                                           RATIO OF            RATIO OF
                                                           EXPENSES            EXPENSES          RATIO OF
                                                          TO AVERAGE          TO AVERAGE            NET
                                          NET ASSETS      NET ASSETS          NET ASSETS        INVESTMENT
                                          AT END OF         BEFORE               AFTER         INCOME (LOSS)       PORTFOLIO
                                            PERIOD        WAIVERS AND         WAIVERS AND       TO AVERAGE         TURNOVER
                                           (000'S)     REIMBURSEMENTS(D)   REIMBURSEMENTS(D)    NET ASSETS          RATE(C)
                                          ----------   -----------------   -----------------   -------------       ---------
THE HARTFORD GROWTH OPPORTUNITIES FUND
 For the Year Ended October 31, 2006
 Class A................................   $420,220          1.60%               1.20%             (0.31)%            131%
 Class B................................     33,670          2.26                2.08              (1.18)              --
 Class C................................     47,366          2.09                2.07              (1.17)              --
 Class H................................     33,610          1.82                1.82              (0.93)              --
 Class L................................    570,541          1.07                1.07              (0.18)              --
 Class M................................     21,110          1.82                1.82              (0.93)              --
 Class N................................      5,304          1.82                1.82              (0.93)              --
 Class Y................................     73,685          0.85                0.83               0.08               --
 Class Z................................     35,785          0.82                0.82               0.07               --
 From August 31, 2006, (commencement of
  operations) through October 31, 2006
 Class I................................         74          1.15(e)             1.11(e)           (0.43)(e)           --
 For the Year Ended October 31, 2005
 Class A................................    222,682          1.54                1.36              (0.45)             156
 Class B................................     20,002          2.39                2.15              (1.27)              --
 Class C................................     18,842          2.13                2.13              (1.26)              --
 Class H................................     37,499          1.84                1.84              (0.97)              --
 Class L................................    556,462          1.09                1.09              (0.22)              --
 Class M................................     22,299          1.84                1.84              (0.97)              --
 Class N................................      5,297          1.84                1.84              (0.97)              --
 Class Y................................     28,441          0.88                0.88                 --               --
 Class Z................................     34,088          0.84                0.84               0.02               --
 For the Year Ended October 31, 2004
 Class A................................     54,652          1.52                1.45              (0.94)             130
 Class B................................     11,518          2.45                2.14              (1.64)              --
 Class C................................     11,899          2.11                2.11              (1.61)              --
 Class H................................     39,300          1.83                1.83              (1.33)              --
 Class L................................    518,009          1.08                1.08              (0.58)              --
 Class M................................     22,404          1.83                1.83              (1.33)              --
 Class N................................      4,955          1.83                1.83              (1.33)              --
 Class Y................................      4,792          0.82                0.82              (0.33)              --
 Class Z................................     33,195          0.83                0.83              (0.33)              --
 For the Year Ended October 31, 2003
 Class A................................     17,149          1.49                1.45              (0.88)             158
 Class B................................      4,470          2.22                2.15              (1.58)              --
 Class C................................      5,238          2.10                2.10              (1.54)              --
 Class H................................     45,121          1.85                1.85              (1.31)              --
 Class L................................    517,892          1.10                1.10              (0.56)              --
 Class M................................     24,361          1.85                1.85              (1.31)              --
 Class N................................      4,773          1.85                1.85              (1.31)              --
 Class Y................................          1          0.91                0.91              (0.38)              --
 Class Z................................     32,485          0.85                0.85              (0.31)              --
 For the Period February 19, 2002
  through October 31, 2002
 Class A................................      3,338          1.62(e)             1.45(e)           (0.92)(e)          182
 Class B................................        777          2.30(e)             2.15(e)           (1.60)(e)           --
 Class C................................        892          2.09(e)             2.09(e)           (1.56)(e)           --
 Class Y................................          1          0.89(e)             0.89(e)           (0.44)(e)           --
 For the Year Ended October 31, 2002
 Class H................................     39,151          1.85                1.85              (1.42)             182
 Class L................................    412,454          1.10                1.10              (0.67)              --
 Class M................................     20,163          1.85                1.85              (1.42)              --
 Class N................................      4,172          1.85                1.85              (1.42)              --
 Class Z................................     26,842          0.84                0.84              (0.43)              --

---------------
(a) Information presented relates to a share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly. Please see Note 3(d).
(e) Annualized.
(f) Not annualized.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                         -------------------------------------------------------------------------------

                                                                  NET REALIZED
                                                                      AND                                  DISTRIBUTIONS
                                         NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS        FROM
                                         VALUE AT    INVESTMENT       GAIN          FROM       FROM NET      REALIZED
                                         BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT      CAPITAL
                                         OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME         GAINS
                                         ---------   ----------   ------------   ----------   ----------   -------------
THE HARTFORD HIGH YIELD FUND
 For the Year Ended October 31, 2006
 Class A................................  $ 7.76       $0.54         $ 0.18        $ 0.72       $(0.55)       $   --
 Class B................................    7.74        0.48           0.19          0.67        (0.49)           --
 Class C................................    7.75        0.49           0.17          0.66        (0.49)           --
 Class Y................................    7.75        0.58           0.17          0.75        (0.58)           --
 For the Year Ended October 31, 2005
 Class A................................    8.18        0.48          (0.40)         0.08        (0.50)           --
 Class B................................    8.17        0.42          (0.41)         0.01        (0.44)           --
 Class C................................    8.17        0.42          (0.39)         0.03        (0.45)           --
 Class Y................................    8.17        0.52          (0.40)         0.12        (0.54)           --
 For the Year Ended October 31, 2004(h)
 Class A................................    7.94        0.48           0.23          0.71        (0.47)           --
 Class B................................    7.93        0.43           0.22          0.65        (0.41)           --
 Class C................................    7.93        0.44           0.22          0.66        (0.42)           --
 Class Y................................    7.94        0.39           0.36          0.75        (0.52)           --
 For the Year Ended October 31, 2003(h)
 Class A................................    6.73        0.60           1.26          1.86        (0.65)           --
 Class B................................    6.72        0.57           1.24          1.81        (0.60)           --
 Class C................................    6.72        0.55           1.26          1.81        (0.60)           --
 Class Y................................    6.73        0.65           1.24          1.89        (0.68)           --
 For the Year Ended October 31, 2002(h)
 Class A................................    8.45        0.82          (1.78)        (0.96)       (0.76)           --
 Class B................................    8.43        0.80          (1.81)        (1.01)       (0.70)           --
 Class C................................    8.43        0.72          (1.73)        (1.01)       (0.70)           --
 Class Y................................    8.48        0.34          (1.30)        (0.96)       (0.79)           --
THE HARTFORD INCOME ALLOCATION FUND(G)
 For the Year Ended October 31, 2006
 Class A................................    9.89        0.42           0.03          0.45        (0.43)        (0.02)
 Class B................................    9.88        0.35           0.03          0.38        (0.36)        (0.02)
 Class C................................    9.88        0.35           0.03          0.38        (0.36)        (0.02)
 From August 31, 2006, (commencement of
  operations) through October 31, 2006
 Class I................................    9.84        0.06           0.05          0.11        (0.06)           --
 For the Year Ended October 31, 2005
 Class A................................   10.15        0.36          (0.26)         0.10        (0.36)           --
 Class B................................   10.14        0.29          (0.26)         0.03        (0.29)           --
 Class C................................   10.14        0.30          (0.27)         0.03        (0.29)           --
 From May 28, 2004, (commencement of
  operations) through October 31, 2004
 Class A................................   10.00        0.09           0.15          0.24        (0.09)           --
 Class B................................   10.00        0.07           0.14          0.21        (0.07)           --
 Class C................................   10.00        0.07           0.14          0.21        (0.07)           --

                                            -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                          --------------------------------------------------------------------

                                                                              NET
                                                                            INCREASE     NET ASSET
                                          DISTRIBUTIONS                    (DECREASE)    VALUE AT
                                              FROM            TOTAL       IN NET ASSET      END        TOTAL
                                             CAPITAL      DISTRIBUTIONS      VALUE       OF PERIOD   RETURN(B)
                                          -------------   -------------   ------------   ---------   ---------
THE HARTFORD HIGH YIELD FUND
 For the Year Ended October 31, 2006
 Class A................................     $   --          $(0.55)         $ 0.17       $ 7.93        9.57%
 Class B................................         --           (0.49)           0.18         7.92        8.90
 Class C................................         --           (0.49)           0.17         7.92        8.84
 Class Y................................         --           (0.58)           0.17         7.92       10.11
 For the Year Ended October 31, 2005
 Class A................................         --           (0.50)          (0.42)        7.76        0.97
 Class B................................         --           (0.44)          (0.43)        7.74        0.08
 Class C................................         --           (0.45)          (0.42)        7.75        0.30
 Class Y................................         --           (0.54)          (0.42)        7.75        1.43
 For the Year Ended October 31, 2004(h)
 Class A................................         --           (0.47)           0.24         8.18        9.26(i)
 Class B................................         --           (0.41)           0.24         8.17        8.45(i)
 Class C................................         --           (0.42)           0.24         8.17        8.54(i)
 Class Y................................         --           (0.52)           0.23         8.17        9.72
 For the Year Ended October 31, 2003(h)
 Class A................................         --           (0.65)           1.21         7.94       28.69
 Class B................................         --           (0.60)           1.21         7.93       27.83
 Class C................................         --           (0.60)           1.21         7.93       27.84
 Class Y................................         --           (0.68)           1.21         7.94       29.27
 For the Year Ended October 31, 2002(h)
 Class A................................         --           (0.76)          (1.72)        6.73      (12.16)
 Class B................................         --           (0.70)          (1.71)        6.72      (12.70)
 Class C................................         --           (0.70)          (1.71)        6.72      (12.65)
 Class Y................................         --           (0.79)          (1.75)        6.73      (12.01)
THE HARTFORD INCOME ALLOCATION FUND(G)
 For the Year Ended October 31, 2006
 Class A................................         --           (0.45)             --         9.89        4.64
 Class B................................         --           (0.38)             --         9.88        3.91
 Class C................................         --           (0.38)             --         9.88        3.91
 From August 31, 2006, (commencement of
  operations) through October 31, 2006
 Class I................................         --           (0.06)           0.05         9.89        1.17(f)
 For the Year Ended October 31, 2005
 Class A................................         --           (0.36)          (0.26)        9.89        1.01
 Class B................................         --           (0.29)          (0.26)        9.88        0.29
 Class C................................         --           (0.29)          (0.26)        9.88        0.30
 From May 28, 2004, (commencement of
  operations) through October 31, 2004
 Class A................................         --           (0.09)           0.15        10.15        2.42(f)
 Class B................................         --           (0.07)           0.14        10.14        2.08(f)
 Class C................................         --           (0.07)           0.14        10.14        2.08(f)

                                                   -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                          ----------------------------------------------------------------------------------
                                                           RATIO OF            RATIO OF
                                                           EXPENSES            EXPENSES          RATIO OF
                                                          TO AVERAGE          TO AVERAGE            NET
                                          NET ASSETS      NET ASSETS          NET ASSETS        INVESTMENT
                                          AT END OF         BEFORE               AFTER         INCOME (LOSS)       PORTFOLIO
                                            PERIOD        WAIVERS AND         WAIVERS AND       TO AVERAGE         TURNOVER
                                           (000'S)     REIMBURSEMENTS(D)   REIMBURSEMENTS(D)    NET ASSETS          RATE(C)
                                          ----------   -----------------   -----------------   -------------       ---------
THE HARTFORD HIGH YIELD FUND
 For the Year Ended October 31, 2006
 Class A................................   $190,479          1.36%               1.20%              6.87%             147%
 Class B................................     37,189          2.17                1.95               6.10               --
 Class C................................     39,991          2.04                1.89               6.15               --
 Class Y................................     24,374          0.88                0.73               7.33               --
 For the Year Ended October 31, 2005
 Class A................................    188,599          1.33                1.33(h)            5.86              113
 Class B................................     47,071          2.12                2.10(h)            5.09               --
 Class C................................     50,945          2.00                2.00(h)            5.18               --
 Class Y................................     25,974          0.87                0.87(h)            6.40               --
 For the Year Ended October 31, 2004(h)
 Class A................................    247,364          1.35                1.35               6.03               86
 Class B................................     63,972          2.07                2.07               5.32               --
 Class C................................     71,673          1.98                1.98               5.40               --
 Class Y................................     16,410          0.84                0.84               6.13               --
 For the Year Ended October 31, 2003(h)
 Class A................................    213,377          1.49                1.40               7.98               54
 Class B................................     72,293          2.23                2.10               7.39               --
 Class C................................     77,968          2.10                2.10               7.31               --
 Class Y................................          1          1.69                0.95               8.70               --
 For the Year Ended October 31, 2002(h)
 Class A................................     95,760          1.55                1.40               9.48               22
 Class B................................     44,359          2.24                2.10               8.78               --
 Class C................................     40,611          2.10                2.10               8.78               --
 Class Y................................          1          0.84                0.84              10.04               --
THE HARTFORD INCOME ALLOCATION FUND(G)
 For the Year Ended October 31, 2006
 Class A................................     25,383          0.80                0.61               4.32               38
 Class B................................      5,516          1.59                1.31               3.56               --
 Class C................................      8,042          1.53                1.31               3.53               --
 From August 31, 2006, (commencement of
  operations) through October 31, 2006
 Class I................................         10          0.90(e)             0.37(e)            4.27(e)            --
 For the Year Ended October 31, 2005
 Class A................................     19,445          0.76                0.56               3.75               30
 Class B................................      4,778          1.56                1.26               3.09               --
 Class C................................      7,711          1.51                1.26               3.04               --
 From May 28, 2004, (commencement of
  operations) through October 31, 2004
 Class A................................     10,539          0.73(e)             0.56(e)            3.21(e)             3
 Class B................................      1,690          1.63(e)             1.26(e)            2.56(e)            --
 Class C................................      4,880          1.48(e)             1.26(e)            2.59(e)            --

---------------
(a) Information presented relates to a share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly. Please see Note 3(d).
(e) Annualized.
(f) Not annualized.
(g) Expense ratios do not include expenses of the underlying funds.
(h) Per share amounts have been calculated using average shares outstanding method.
(i) Without the inclusion of the Payment from Affiliate, the total return would have been 9.25%, 8.45% and 8.44% for Classes A, B and C, respectively. The net asset impact of the Payment from Affiliate was less than $0.01 for Classes A and B and $0.01 for Class C.

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                         -------------------------------------------------------------------------------

                                                                  NET REALIZED
                                                                      AND                                  DISTRIBUTIONS
                                         NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS        FROM
                                         VALUE AT    INVESTMENT       GAIN          FROM       FROM NET      REALIZED
                                         BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT      CAPITAL
                                         OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME         GAINS
                                         ---------   ----------   ------------   ----------   ----------   -------------
THE HARTFORD INCOME FUND
 For the Year Ended October 31, 2006
 Class A................................  $10.24       $0.54         $ 0.08        $ 0.62       $(0.53)       $   --
 Class B................................   10.24        0.46           0.08          0.54        (0.45)           --
 Class C................................   10.26        0.46           0.08          0.54        (0.45)           --
 Class Y................................   10.24        0.56           0.08          0.64        (0.56)           --
 For the Year Ended October 31, 2005
 Class A................................   10.72        0.51          (0.44)         0.07        (0.51)        (0.04)
 Class B................................   10.72        0.43          (0.43)           --        (0.44)        (0.04)
 Class C................................   10.74        0.43          (0.43)           --        (0.44)        (0.04)
 Class Y................................   10.72        0.52          (0.42)         0.10        (0.54)        (0.04)
 For the Year Ended October 31, 2004
 Class A................................   10.53        0.48           0.22          0.70        (0.51)           --
 Class B................................   10.53        0.42           0.21          0.63        (0.44)           --
 Class C................................   10.55        0.41           0.22          0.63        (0.44)           --
 From inception November 28, 2003,
  through October 31, 2004
 Class Y................................   10.54        0.48           0.20          0.68        (0.50)           --
 From inception October 31, 2002,
  through October 31, 2003
 Class A................................   10.00        0.52           0.54          1.06        (0.53)           --
 Class B................................   10.00        0.44           0.54          0.98        (0.45)           --
 Class C................................   10.00        0.44           0.56          1.00        (0.45)           --
THE HARTFORD INFLATION PLUS FUND
 For the Year Ended October 31, 2006
 Class A................................   10.67        0.49          (0.26)         0.23        (0.43)        (0.03)
 Class B................................   10.68        0.40          (0.25)         0.15        (0.35)        (0.03)
 Class C................................   10.67        0.40          (0.25)         0.15        (0.35)        (0.03)
 Class Y................................   10.68        0.51          (0.25)         0.26        (0.46)        (0.03)
 From August 31, 2006, (commencement of
  operations) through October 31, 2006
 Class I................................   10.48        0.05          (0.05)           --        (0.04)           --
 For the Year Ended October 31, 2005
 Class A................................   10.95        0.41          (0.18)         0.23        (0.42)        (0.09)
 Class B................................   10.96        0.33          (0.18)         0.15        (0.34)        (0.09)
 Class C................................   10.96        0.33          (0.19)         0.14        (0.34)        (0.09)
 Class Y................................   10.97        0.47          (0.22)         0.25        (0.45)        (0.09)
 For the Year Ended October 31, 2004
 Class A................................   10.63        0.30           0.37          0.67        (0.31)        (0.04)
 Class B................................   10.64        0.22           0.37          0.59        (0.23)        (0.04)
 Class C................................   10.63        0.23           0.37          0.60        (0.23)        (0.04)
 From inception November 28, 2003,
  through October 31, 2004
 Class Y................................   10.57        0.28           0.44          0.72        (0.32)           --
 From inception October 31, 2002,
  through October 31, 2003
 Class A................................   10.00        0.27           0.62          0.89        (0.26)           --
 Class B................................   10.00        0.21           0.63          0.84        (0.20)           --
 Class C................................   10.00        0.20           0.63          0.83        (0.20)           --

                                            -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                          --------------------------------------------------------------------

                                                                              NET
                                                                            INCREASE     NET ASSET
                                          DISTRIBUTIONS                    (DECREASE)    VALUE AT
                                              FROM            TOTAL       IN NET ASSET      END        TOTAL
                                             CAPITAL      DISTRIBUTIONS      VALUE       OF PERIOD   RETURN(B)
                                          -------------   -------------   ------------   ---------   ---------
THE HARTFORD INCOME FUND
 For the Year Ended October 31, 2006
 Class A................................     $   --          $(0.53)         $ 0.09       $10.33        6.24%
 Class B................................         --           (0.45)           0.09        10.33        5.45
 Class C................................         --           (0.45)           0.09        10.35        5.44
 Class Y................................         --           (0.56)           0.08        10.32        6.41
 For the Year Ended October 31, 2005
 Class A................................         --           (0.55)          (0.48)       10.24        0.70
 Class B................................         --           (0.48)          (0.48)       10.24       (0.04)
 Class C................................         --           (0.48)          (0.48)       10.26       (0.03)
 Class Y................................         --           (0.58)          (0.48)       10.24        0.98
 For the Year Ended October 31, 2004
 Class A................................         --           (0.51)           0.19        10.72        6.85
 Class B................................         --           (0.44)           0.19        10.72        6.10
 Class C................................         --           (0.44)           0.19        10.74        6.09
 From inception November 28, 2003,
  through October 31, 2004
 Class Y................................         --           (0.50)           0.18        10.72        6.57(f)
 From inception October 31, 2002,
  through October 31, 2003
 Class A................................         --           (0.53)           0.53        10.53       10.79(f)
 Class B................................         --           (0.45)           0.53        10.53       10.01(f)
 Class C................................         --           (0.45)           0.55        10.55       10.22(f)
THE HARTFORD INFLATION PLUS FUND
 For the Year Ended October 31, 2006
 Class A................................         --           (0.46)          (0.23)       10.44        2.29
 Class B................................         --           (0.38)          (0.23)       10.45        1.51
 Class C................................         --           (0.38)          (0.23)       10.44        1.51
 Class Y................................         --           (0.49)          (0.23)       10.45        2.58
 From August 31, 2006, (commencement of
  operations) through October 31, 2006
 Class I................................         --           (0.04)          (0.04)       10.44        0.04(f)
 For the Year Ended October 31, 2005
 Class A................................         --           (0.51)          (0.28)       10.67        2.10
 Class B................................         --           (0.43)          (0.28)       10.68        1.33
 Class C................................         --           (0.43)          (0.29)       10.67        1.24
 Class Y................................         --           (0.54)          (0.29)       10.68        2.29
 For the Year Ended October 31, 2004
 Class A................................         --           (0.35)           0.32        10.95        6.39
 Class B................................         --           (0.27)           0.32        10.96        5.65
 Class C................................         --           (0.27)           0.33        10.96        5.74
 From inception November 28, 2003,
  through October 31, 2004
 Class Y................................         --           (0.32)           0.40        10.97        6.89(f)
 From inception October 31, 2002,
  through October 31, 2003
 Class A................................         --           (0.26)           0.63        10.63        9.02(f)
 Class B................................         --           (0.20)           0.64        10.64        8.41(f)
 Class C................................         --           (0.20)           0.63        10.63        8.31(f)

                                                   -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                          ----------------------------------------------------------------------------------
                                                           RATIO OF            RATIO OF
                                                           EXPENSES            EXPENSES          RATIO OF
                                                          TO AVERAGE          TO AVERAGE            NET
                                          NET ASSETS      NET ASSETS          NET ASSETS        INVESTMENT
                                          AT END OF         BEFORE               AFTER         INCOME (LOSS)       PORTFOLIO
                                            PERIOD        WAIVERS AND         WAIVERS AND       TO AVERAGE         TURNOVER
                                           (000'S)     REIMBURSEMENTS(D)   REIMBURSEMENTS(D)    NET ASSETS          RATE(C)
                                          ----------   -----------------   -----------------   -------------       ---------
THE HARTFORD INCOME FUND
 For the Year Ended October 31, 2006
 Class A................................   $ 37,168          1.21%               0.95%             5.35%              147%
 Class B................................      7,224          2.06                1.70              4.60                --
 Class C................................      8,101          1.96                1.70              4.61                --
 Class Y................................     60,690          0.78                0.70              5.63                --
 For the Year Ended October 31, 2005
 Class A................................     28,942          1.20                0.95              4.80               188
 Class B................................      5,973          2.06                1.70              4.05                --
 Class C................................      5,142          1.96                1.70              4.05                --
 Class Y................................     16,431          0.79                0.70              5.16                --
 For the Year Ended October 31, 2004
 Class A................................     29,580          1.14                1.00              4.60               167
 Class B................................      5,541          1.95                1.70              3.90                --
 Class C................................      5,562          1.88                1.70              3.90                --
 From inception November 28, 2003,
  through October 31, 2004
 Class Y................................         10          0.73(e)             0.70(e)           4.89(e)             --
 From inception October 31, 2002,
  through October 31, 2003
 Class A................................     15,836          1.54(e)             1.00(e)           5.06(e)            124
 Class B................................      4,705          2.31(e)             1.70(e)           4.31(e)             --
 Class C................................      5,050          2.17(e)             1.70(e)           4.28(e)             --
THE HARTFORD INFLATION PLUS FUND
 For the Year Ended October 31, 2006
 Class A................................    282,362          1.02                0.95              4.50               193
 Class B................................     92,340          1.82                1.70              3.76                --
 Class C................................    247,091          1.78                1.70              3.72                --
 Class Y................................    140,796          0.68                0.68              5.05                --
 From August 31, 2006, (commencement of
  operations) through October 31, 2006
 Class I................................         18          0.98(e)             0.70(e)           4.43(e)             --
 For the Year Ended October 31, 2005
 Class A................................    414,778          1.00                0.95              3.88                71
 Class B................................    119,302          1.81                1.70              3.09                --
 Class C................................    373,750          1.76                1.70              3.12                --
 Class Y................................     95,947          0.68                0.68              4.42                --
 For the Year Ended October 31, 2004
 Class A................................    313,961          1.04                1.00              3.04                81
 Class B................................    107,964          1.81                1.70              2.21                --
 Class C................................    319,990          1.76                1.70              2.33                --
 From inception November 28, 2003,
  through October 31, 2004
 Class Y................................     23,045          0.65(e)             0.65(e)           1.55(e)             --
 From inception October 31, 2002,
  through October 31, 2003
 Class A................................    142,992          1.34(e)             1.00(e)           2.63(e)             23
 Class B................................     67,986          2.09(e)             1.70(e)           1.98(e)             --
 Class C................................    160,253          1.95(e)             1.70(e)           1.97(e)             --

---------------
(a) Information presented relates to a share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly. Please see Note 3(d).
(e) Annualized.
(f) Not annualized.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                         -------------------------------------------------------------------------------

                                                                  NET REALIZED
                                                                      AND                                  DISTRIBUTIONS
                                         NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS        FROM
                                         VALUE AT    INVESTMENT       GAIN          FROM       FROM NET      REALIZED
                                         BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT      CAPITAL
                                         OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME         GAINS
                                         ---------   ----------   ------------   ----------   ----------   -------------
THE HARTFORD INTERNATIONAL CAPITAL
 APPRECIATION FUND
 For the Year Ended October 31, 2006(h)
 Class A................................  $12.14       $ 0.02        $ 2.96        $ 2.98       $(0.05)       $(0.14)
 Class B................................   11.77        (0.08)         2.87          2.79           --         (0.14)
 Class C................................   11.77        (0.09)         2.88          2.79           --         (0.14)
 Class Y................................   12.33         0.06          3.02          3.08        (0.10)        (0.14)
 From August 31, 2006, (commencement of
  operations) through October 31, 2006
 Class I................................   14.34        (0.02)         0.62          0.60           --            --
 For the Year Ended October 31, 2005
 Class A................................   11.59         0.07          0.48          0.55           --            --
 Class B................................   11.32        (0.01)         0.46          0.45           --            --
 Class C................................   11.32        (0.01)         0.46          0.45           --            --
 Class Y................................   11.72         0.08          0.53          0.61           --            --
 For the Year Ended October 31, 2004(h)
 Class A................................    9.62        (0.01)         2.03          2.02           --         (0.05)
 Class B................................    9.46        (0.08)         1.99          1.91           --         (0.05)
 Class C................................    9.46        (0.08)         1.99          1.91           --         (0.05)
 Class Y................................    9.69        (0.01)         2.09          2.08           --         (0.05)
 For the Year Ended October 31, 2003
 Class A................................    6.93        (0.02)         2.72          2.70        (0.01)           --
 Class B................................    6.86        (0.04)         2.64          2.60           --            --
 Class C................................    6.86        (0.04)         2.64          2.60           --            --
 Class Y................................    6.98         0.01          2.74          2.75        (0.04)           --
 For the Year Ended October 31, 2002(h)
 Class A................................    7.62         0.02         (0.71)        (0.69)          --            --
 Class B................................    7.59        (0.03)        (0.70)        (0.73)          --            --
 Class C................................    7.59        (0.03)        (0.70)        (0.73)          --            --
 Class Y................................    7.63         0.07         (0.72)        (0.65)          --            --

                                            -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                          --------------------------------------------------------------------

                                                                              NET
                                                                            INCREASE     NET ASSET
                                          DISTRIBUTIONS                    (DECREASE)    VALUE AT
                                              FROM            TOTAL       IN NET ASSET      END        TOTAL
                                             CAPITAL      DISTRIBUTIONS      VALUE       OF PERIOD   RETURN(B)
                                          -------------   -------------   ------------   ---------   ---------
THE HARTFORD INTERNATIONAL CAPITAL
 APPRECIATION FUND
 For the Year Ended October 31, 2006(h)
 Class A................................     $   --          $(0.19)         $ 2.79       $14.93       24.85%
 Class B................................         --           (0.14)           2.65        14.42       23.95
 Class C................................         --           (0.14)           2.65        14.42       23.95
 Class Y................................         --           (0.24)           2.84        15.17       25.38
 From August 31, 2006, (commencement of
  operations) through October 31, 2006
 Class I................................         --              --            0.60        14.94        4.18(f)
 For the Year Ended October 31, 2005
 Class A................................         --              --            0.55        12.14        4.74
 Class B................................         --              --            0.45        11.77        3.98
 Class C................................         --              --            0.45        11.77        3.98
 Class Y................................         --              --            0.61        12.33        5.20
 For the Year Ended October 31, 2004(h)
 Class A................................         --           (0.05)           1.97        11.59       21.14
 Class B................................         --           (0.05)           1.86        11.32       20.33
 Class C................................         --           (0.05)           1.86        11.32       20.33
 Class Y................................         --           (0.05)           2.03        11.72       21.61
 For the Year Ended October 31, 2003
 Class A................................         --           (0.01)           2.69         9.62       38.95
 Class B................................         --              --            2.60         9.46       37.90
 Class C................................         --              --            2.60         9.46       37.90
 Class Y................................         --           (0.04)           2.71         9.69       39.57
 For the Year Ended October 31, 2002(h)
 Class A................................         --              --           (0.69)        6.93       (9.06)
 Class B................................         --              --           (0.73)        6.86       (9.62)
 Class C................................         --              --           (0.73)        6.86       (9.62)
 Class Y................................         --              --           (0.65)        6.98       (8.52)

                                                   -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                          ----------------------------------------------------------------------------------
                                                           RATIO OF            RATIO OF
                                                           EXPENSES            EXPENSES          RATIO OF
                                                          TO AVERAGE          TO AVERAGE            NET
                                          NET ASSETS      NET ASSETS          NET ASSETS        INVESTMENT
                                          AT END OF         BEFORE               AFTER         INCOME (LOSS)       PORTFOLIO
                                            PERIOD        WAIVERS AND         WAIVERS AND       TO AVERAGE         TURNOVER
                                           (000'S)     REIMBURSEMENTS(D)   REIMBURSEMENTS(D)    NET ASSETS          RATE(C)
                                          ----------   -----------------   -----------------   -------------       ---------
THE HARTFORD INTERNATIONAL CAPITAL
 APPRECIATION FUND
 For the Year Ended October 31, 2006(h)
 Class A................................   $213,186          1.70%               1.60%              0.12%             165%
 Class B................................     33,252          2.56                2.30              (0.59)              --
 Class C................................     43,336          2.40                2.35              (0.65)              --
 Class Y................................     70,777          1.16                1.16               0.42               --
 From August 31, 2006, (commencement of
  operations) through October 31, 2006
 Class I................................         10          1.53(e)             1.35(e)           (0.49)(e)           --
 For the Year Ended October 31, 2005
 Class A................................    131,430          1.77                1.60               0.66              183
 Class B................................     22,304          2.66                2.35              (0.09)              --
 Class C................................     29,486          2.49                2.35              (0.07)              --
 Class Y................................     74,651          1.22                1.20               0.98               --
 For the Year Ended October 31, 2004(h)
 Class A................................     50,051          1.91                1.65              (0.10)             200
 Class B................................      8,968          2.83                2.35              (0.80)              --
 Class C................................     12,906          2.63                2.35              (0.79)              --
 Class Y................................     28,775          1.31                1.20              (0.09)              --
 For the Year Ended October 31, 2003
 Class A................................     11,362          2.36                1.65              (0.35)             281
 Class B................................      2,148          3.08                2.35              (1.04)              --
 Class C................................      2,285          2.95                2.35              (1.01)              --
 Class Y................................        292          1.80                1.20               0.16               --
 For the Year Ended October 31, 2002(h)
 Class A................................      4,666          2.98                1.65               0.34              330
 Class B................................        813          3.69                2.35              (0.42)              --
 Class C................................        826          3.55                2.35              (0.34)              --
 Class Y................................        209          2.19                1.20               0.79               --

---------------
(a) Information presented relates to a share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly. Please see Note 3(d).
(e) Annualized.
(f) Not annualized.
(h) Per share amounts have been calculated using average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                         -------------------------------------------------------------------------------

                                                                  NET REALIZED
                                                                      AND                                  DISTRIBUTIONS
                                         NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS        FROM
                                         VALUE AT    INVESTMENT       GAIN          FROM       FROM NET      REALIZED
                                         BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT      CAPITAL
                                         OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME         GAINS
                                         ---------   ----------   ------------   ----------   ----------   -------------
THE HARTFORD INTERNATIONAL OPPORTUNITIES
 FUND
 For the Year Ended October 31, 2006(h)
 Class A................................  $13.13       $ 0.13        $ 2.92        $ 3.05       $(0.05)       $   --
 Class B................................   12.35         0.03          2.76          2.79           --            --
 Class C................................   12.27         0.01          2.73          2.74           --            --
 Class Y................................   13.55         0.25          2.98          3.23        (0.11)           --
 For the Year Ended October 31, 2005
 Class A................................   11.22         0.05          1.86          1.91           --            --
 Class B................................   10.64        (0.04)         1.75          1.71           --            --
 Class C................................   10.57        (0.04)         1.74          1.70           --            --
 Class Y................................   11.53         0.12          1.90          2.02           --            --
 For the Year Ended October 31, 2004
 Class A................................    9.66         0.03          1.54          1.57        (0.01)           --
 Class B................................    9.22        (0.05)         1.47          1.42           --            --
 Class C................................    9.16        (0.05)         1.46          1.41           --            --
 Class Y................................    9.91         0.11          1.56          1.67        (0.05)           --
 For the Year Ended October 31, 2003
 Class A................................    8.03         0.02          1.61          1.63           --            --
 Class B................................    7.71        (0.04)         1.55          1.51           --            --
 Class C................................    7.67        (0.04)         1.53          1.49           --            --
 Class Y................................    8.19         0.06          1.66          1.72           --            --
 For the Year Ended October 31, 2002(h)
 Class A................................    9.33         0.03         (1.33)        (1.30)          --            --
 Class B................................    9.04        (0.08)        (1.25)        (1.33)          --            --
 Class C................................    8.99        (0.05)        (1.27)        (1.32)          --            --
 Class Y................................    9.49         0.02         (1.32)        (1.30)          --            --

                                            -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                          --------------------------------------------------------------------

                                                                              NET
                                                                            INCREASE     NET ASSET
                                          DISTRIBUTIONS                    (DECREASE)    VALUE AT
                                              FROM            TOTAL       IN NET ASSET      END        TOTAL
                                             CAPITAL      DISTRIBUTIONS      VALUE       OF PERIOD   RETURN(B)
                                          -------------   -------------   ------------   ---------   ---------
THE HARTFORD INTERNATIONAL OPPORTUNITIES
 FUND
 For the Year Ended October 31, 2006(h)
 Class A................................     $   --          $(0.05)         $ 3.00       $16.13       23.25%
 Class B................................         --              --            2.79        15.14       22.59
 Class C................................         --              --            2.74        15.01       22.33
 Class Y................................         --           (0.11)           3.12        16.67       24.00
 For the Year Ended October 31, 2005
 Class A................................         --              --            1.91        13.13       17.02
 Class B................................         --              --            1.71        12.35       16.07
 Class C................................         --              --            1.70        12.27       16.08
 Class Y................................         --              --            2.02        13.55       17.52
 For the Year Ended October 31, 2004
 Class A................................         --           (0.01)           1.56        11.22       16.20
 Class B................................         --              --            1.42        10.64       15.40
 Class C................................         --              --            1.41        10.57       15.39
 Class Y................................         --           (0.05)           1.62        11.53       16.87
 For the Year Ended October 31, 2003
 Class A................................         --              --            1.63         9.66       20.30
 Class B................................         --              --            1.51         9.22       19.58
 Class C................................         --              --            1.49         9.16       19.43
 Class Y................................         --              --            1.72         9.91       21.00
 For the Year Ended October 31, 2002(h)
 Class A................................         --              --           (1.30)        8.03      (13.93)
 Class B................................         --              --           (1.33)        7.71      (14.71)
 Class C................................         --              --           (1.32)        7.67      (14.68)
 Class Y................................         --              --           (1.30)        8.19      (13.70)

                                                 -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                          ------------------------------------------------------------------------------
                                                           RATIO OF            RATIO OF
                                                           EXPENSES            EXPENSES          RATIO OF
                                                          TO AVERAGE          TO AVERAGE            NET
                                          NET ASSETS      NET ASSETS          NET ASSETS        INVESTMENT
                                          AT END OF         BEFORE               AFTER         INCOME (LOSS)   PORTFOLIO
                                            PERIOD        WAIVERS AND         WAIVERS AND       TO AVERAGE     TURNOVER
                                           (000'S)     REIMBURSEMENTS(D)   REIMBURSEMENTS(D)    NET ASSETS      RATE(C)
                                          ----------   -----------------   -----------------   -------------   ---------
THE HARTFORD INTERNATIONAL OPPORTUNITIES
 FUND
 For the Year Ended October 31, 2006(h)
 Class A................................   $159,087          1.61%               1.57%              0.84%         102%
 Class B................................     29,125          2.56                2.15               0.24           --
 Class C................................     20,782          2.33                2.33               0.06           --
 Class Y................................     43,994          1.02                1.02               1.56           --
 For the Year Ended October 31, 2005
 Class A................................    102,393          1.72                1.57               0.42          119
 Class B................................     23,940          2.68                2.35              (0.36)          --
 Class C................................     16,896          2.42                2.35              (0.37)          --
 Class Y................................      5,612          1.05                1.05               0.94           --
 For the Year Ended October 31, 2004
 Class A................................     87,348          1.83                1.65               0.33          143
 Class B................................     23,301          2.77                2.35              (0.39)          --
 Class C................................     15,749          2.48                2.35              (0.38)          --
 Class Y................................      4,288          1.09                1.08               0.82           --
 For the Year Ended October 31, 2003
 Class A................................     69,153          1.72                1.65               0.25          138
 Class B................................     20,459          2.45                2.35              (0.46)          --
 Class C................................     14,790          2.35                2.35              (0.45)          --
 Class Y................................      6,058          1.13                1.13               0.77           --
 For the Year Ended October 31, 2002(h)
 Class A................................     66,775          1.82                1.65               0.34          175
 Class B................................     18,668          2.50                2.35              (0.79)          --
 Class C................................     13,438          2.40                2.35              (0.64)          --
 Class Y................................      4,543          1.13                1.13               0.31           --

---------------
(a) Information presented relates to a share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly. Please see Note 3(d).
(h) Per share amounts have been calculated using average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                         -------------------------------------------------------------------------------

                                                                  NET REALIZED
                                                                      AND                                  DISTRIBUTIONS
                                         NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS        FROM
                                         VALUE AT    INVESTMENT       GAIN          FROM       FROM NET      REALIZED
                                         BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT      CAPITAL
                                         OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME         GAINS
                                         ---------   ----------   ------------   ----------   ----------   -------------
THE HARTFORD INTERNATIONAL SMALL COMPANY
 FUND
 For the Year Ended October 31, 2006(h)
 Class A................................  $14.27       $ 0.08        $ 3.62        $ 3.70       $(0.25)       $(1.53)
 Class B................................   13.91        (0.01)         3.51          3.50        (0.16)        (1.53)
 Class C................................   13.78        (0.03)         3.48          3.45        (0.15)        (1.53)
 Class Y................................   14.41         0.15          3.64          3.79        (0.30)        (1.53)
 For the Year Ended October 31, 2005
 Class A................................   13.44         0.06          2.25          2.31           --         (1.48)
 Class B................................   13.23           --          2.16          2.16           --         (1.48)
 Class C................................   13.12        (0.01)         2.15          2.14           --         (1.48)
 Class Y................................   13.54         0.12          2.27          2.39        (0.04)        (1.48)
 For the Year Ended October 31, 2004
 Class A................................   12.93         0.07          1.31          1.38           --         (0.87)
 Class B................................   12.82         0.02          1.26          1.28           --         (0.87)
 Class C................................   12.72         0.03          1.24          1.27           --         (0.87)
 Class Y................................   13.02         0.14          1.30          1.44        (0.05)        (0.87)
 For the Year Ended October 31, 2003(h)
 Class A................................    8.37         0.07          4.51          4.58        (0.02)           --
 Class B................................    8.34         0.01          4.47          4.48           --            --
 Class C................................    8.28         0.01          4.43          4.44           --            --
 Class Y................................    8.43         0.09          4.56          4.65        (0.06)           --
 For the Year Ended October 31, 2002(h)
 Class A................................    8.82         0.03         (0.48)        (0.45)          --            --
 Class B................................    8.81        (0.02)        (0.45)        (0.47)          --            --
 Class C................................    8.78        (0.03)        (0.47)        (0.50)          --            --
 Class Y................................    8.84         0.09         (0.50)        (0.41)          --            --

                                            -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                          --------------------------------------------------------------------

                                                                              NET
                                                                            INCREASE     NET ASSET
                                          DISTRIBUTIONS                    (DECREASE)    VALUE AT
                                              FROM            TOTAL       IN NET ASSET      END        TOTAL
                                             CAPITAL      DISTRIBUTIONS      VALUE       OF PERIOD   RETURN(B)
                                          -------------   -------------   ------------   ---------   ---------
THE HARTFORD INTERNATIONAL SMALL COMPANY
 FUND
 For the Year Ended October 31, 2006(h)
 Class A................................     $   --          $(1.78)         $ 1.92       $16.19       29.36%
 Class B................................         --           (1.69)           1.81        15.72       28.51
 Class C................................         --           (1.68)           1.77        15.55       28.35
 Class Y................................         --           (1.83)           1.96        16.37       29.89
 For the Year Ended October 31, 2005
 Class A................................         --           (1.48)           0.83        14.27       18.90
 Class B................................         --           (1.48)           0.68        13.91       17.96
 Class C................................         --           (1.48)           0.66        13.78       17.96
 Class Y................................         --           (1.52)           0.87        14.41       19.40
 For the Year Ended October 31, 2004
 Class A................................         --           (0.87)           0.51        13.44       11.39
 Class B................................         --           (0.87)           0.41        13.23       10.62
 Class C................................         --           (0.87)           0.40        13.12       10.63
 Class Y................................         --           (0.92)           0.52        13.54       11.80
 For the Year Ended October 31, 2003(h)
 Class A................................         --           (0.02)           4.56        12.93       54.76
 Class B................................         --              --            4.48        12.82       53.72
 Class C................................         --              --            4.44        12.72       53.62
 Class Y................................         --           (0.06)           4.59        13.02       55.47
 For the Year Ended October 31, 2002(h)
 Class A................................         --              --           (0.45)        8.37       (5.10)
 Class B................................         --              --           (0.47)        8.34       (5.34)
 Class C................................         --              --           (0.50)        8.28       (5.70)
 Class Y................................         --              --           (0.41)        8.43       (4.64)

                                                 -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                          ------------------------------------------------------------------------------
                                                           RATIO OF            RATIO OF
                                                           EXPENSES            EXPENSES          RATIO OF
                                                          TO AVERAGE          TO AVERAGE            NET
                                          NET ASSETS      NET ASSETS          NET ASSETS        INVESTMENT
                                          AT END OF         BEFORE               AFTER         INCOME (LOSS)   PORTFOLIO
                                            PERIOD        WAIVERS AND         WAIVERS AND       TO AVERAGE     TURNOVER
                                           (000'S)     REIMBURSEMENTS(D)   REIMBURSEMENTS(D)    NET ASSETS      RATE(C)
                                          ----------   -----------------   -----------------   -------------   ---------
THE HARTFORD INTERNATIONAL SMALL COMPANY
 FUND
 For the Year Ended October 31, 2006(h)
 Class A................................   $69,998           1.74%               1.60%              0.56%         107%
 Class B................................    11,960           2.66                2.24              (0.08)          --
 Class C................................    18,486           2.43                2.35              (0.22)          --
 Class Y................................    86,707           1.20                1.20               0.97           --
 For the Year Ended October 31, 2005
 Class A................................    34,896           1.82                1.60               0.71          112
 Class B................................     6,101           2.78                2.35              (0.02)          --
 Class C................................    12,614           2.46                2.35              (0.06)          --
 Class Y................................    65,828           1.28                1.20               1.13           --
 For the Year Ended October 31, 2004
 Class A................................    23,934           1.99                1.65               0.90          119
 Class B................................     3,726           2.89                2.35               0.15           --
 Class C................................    10,072           2.60                2.35               0.27           --
 Class Y................................    42,449           1.41                1.20               1.26           --
 For the Year Ended October 31, 2003(h)
 Class A................................    12,320           2.36                1.65               0.72          166
 Class B................................     2,237           3.09                2.35               0.03           --
 Class C................................     3,004           2.96                2.35              (0.03)          --
 Class Y................................    25,154           1.64                1.20               0.93           --
 For the Year Ended October 31, 2002(h)
 Class A................................     4,598           3.09                1.65               0.44          194
 Class B................................       926           3.81                2.35              (0.26)          --
 Class C................................       859           3.53                2.35              (0.26)          --
 Class Y................................       969           1.91                1.20               0.89           --

---------------
(a) Information presented relates to a share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly. Please see Note 3(d).
(h) Per share amounts have been calculated using average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                         -------------------------------------------------------------------------------

                                                                  NET REALIZED
                                                                      AND                                  DISTRIBUTIONS
                                         NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS        FROM
                                         VALUE AT    INVESTMENT       GAIN          FROM       FROM NET      REALIZED
                                         BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT      CAPITAL
                                         OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME         GAINS
                                         ---------   ----------   ------------   ----------   ----------   -------------
THE HARTFORD MIDCAP FUND
 For the Year Ended October 31, 2006
 Class A................................  $26.32       $(0.03)       $ 3.44        $ 3.41       $   --        $(4.42)
 Class B................................   24.77        (0.22)         3.22          3.00           --         (4.42)
 Class C................................   24.86        (0.20)         3.23          3.03           --         (4.42)
 Class Y................................   27.42         0.08          3.60          3.68           --         (4.42)
 For the Year Ended October 31, 2005
 Class A................................   22.61        (0.05)         4.24          4.19           --         (0.48)
 Class B................................   21.47        (0.24)         4.02          3.78           --         (0.48)
 Class C................................   21.52        (0.22)         4.04          3.82           --         (0.48)
 Class Y................................   23.43         0.07          4.40          4.47           --         (0.48)
 For the Year Ended October 31, 2004
 Class A................................   20.58        (0.09)         2.12          2.03           --            --
 Class B................................   19.68        (0.25)         2.04          1.79           --            --
 Class C................................   19.71        (0.23)         2.04          1.81           --            --
 Class Y................................   21.21         0.02          2.20          2.22           --            --
 For the Year Ended October 31, 2003
 Class A................................   15.50        (0.08)         5.16          5.08           --            --
 Class B................................   14.93        (0.20)         4.95          4.75           --            --
 Class C................................   14.94        (0.18)         4.95          4.77           --            --
 Class Y................................   15.88           --          5.33          5.33           --            --
 For the Year Ended October 31, 2002(h)
 Class A................................   16.57        (0.10)        (0.97)        (1.07)          --            --
 Class B................................   16.07        (0.21)        (0.93)        (1.14)          --            --
 Class C................................   16.08        (0.21)        (0.93)        (1.14)          --            --
 Class Y................................   16.89        (0.02)        (0.99)        (1.01)          --            --

                                            -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                          --------------------------------------------------------------------

                                                                              NET
                                                                            INCREASE     NET ASSET
                                          DISTRIBUTIONS                    (DECREASE)    VALUE AT
                                              FROM            TOTAL       IN NET ASSET      END        TOTAL
                                             CAPITAL      DISTRIBUTIONS      VALUE       OF PERIOD   RETURN(B)
                                          -------------   -------------   ------------   ---------   ---------
THE HARTFORD MIDCAP FUND
 For the Year Ended October 31, 2006
 Class A................................     $   --          $(4.42)         $(1.01)      $25.31       14.84%
 Class B................................         --           (4.42)          (1.42)       23.35       13.97
 Class C................................         --           (4.42)          (1.39)       23.47       14.06
 Class Y................................         --           (4.42)          (0.74)       26.68       15.31
 For the Year Ended October 31, 2005
 Class A................................         --           (0.48)           3.71        26.32       18.85
 Class B................................         --           (0.48)           3.30        24.77       17.92
 Class C................................         --           (0.48)           3.34        24.86       18.07
 Class Y................................         --           (0.48)           3.99        27.42       19.40
 For the Year Ended October 31, 2004
 Class A................................         --              --            2.03        22.61        9.86
 Class B................................         --              --            1.79        21.47        9.10
 Class C................................         --              --            1.81        21.52        9.18
 Class Y................................         --              --            2.22        23.43       10.47
 For the Year Ended October 31, 2003
 Class A................................         --              --            5.08        20.58       32.77
 Class B................................         --              --            4.75        19.68       31.82
 Class C................................         --              --            4.77        19.71       31.93
 Class Y................................         --              --            5.33        21.21       33.56
 For the Year Ended October 31, 2002(h)
 Class A................................         --              --           (1.07)       15.50       (6.46)
 Class B................................         --              --           (1.14)       14.93       (7.09)
 Class C................................         --              --           (1.14)       14.94       (7.09)
 Class Y................................         --              --           (1.01)       15.88       (5.98)

                                                 -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                          ------------------------------------------------------------------------------
                                                           RATIO OF            RATIO OF
                                                           EXPENSES            EXPENSES          RATIO OF
                                                          TO AVERAGE          TO AVERAGE            NET
                                          NET ASSETS      NET ASSETS          NET ASSETS        INVESTMENT
                                          AT END OF         BEFORE               AFTER         INCOME (LOSS)   PORTFOLIO
                                            PERIOD        WAIVERS AND         WAIVERS AND       TO AVERAGE     TURNOVER
                                           (000'S)     REIMBURSEMENTS(D)   REIMBURSEMENTS(D)    NET ASSETS      RATE(C)
                                          ----------   -----------------   -----------------   -------------   ---------
THE HARTFORD MIDCAP FUND
 For the Year Ended October 31, 2006
 Class A................................  $1,837,361         1.27%               1.27%             (0.13)%         84%
 Class B................................     449,488         2.04                2.04              (0.90)          --
 Class C................................     499,039         1.96                1.96              (0.82)          --
 Class Y................................     184,149         0.81                0.81               0.33           --
 For the Year Ended October 31, 2005
 Class A................................   1,677,327         1.30                1.30              (0.20)          74
 Class B................................     464,175         2.08                2.08              (0.98)          --
 Class C................................     499,502         1.99                1.99              (0.89)          --
 Class Y................................     139,273         0.83                0.83               0.26           --
 For the Year Ended October 31, 2004
 Class A................................   1,544,968         1.37                1.37              (0.41)          52
 Class B................................     438,658         2.11                2.11              (1.15)          --
 Class C................................     484,268         2.02                2.02              (1.06)          --
 Class Y................................     104,534         0.85                0.85               0.11           --
 For the Year Ended October 31, 2003
 Class A................................   1,413,021         1.50                1.48              (0.58)          70
 Class B................................     424,959         2.23                2.20              (1.30)          --
 Class C................................     477,891         2.10                2.10              (1.21)          --
 Class Y................................      83,996         0.90                0.90              (0.01)          --
 For the Year Ended October 31, 2002(h)
 Class A................................     704,238         1.56                1.45              (0.65)         109
 Class B................................     266,650         2.24                2.15              (1.35)          --
 Class C................................     275,305         2.12                2.12              (1.31)          --
 Class Y................................      27,319         0.92                0.92              (0.08)          --

---------------
(a) Information presented relates to a share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly. Please see Note 3(d).
(h) Per share amounts have been calculated using average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                           -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                    -------------------------------------------------------------------------------

                                                             NET REALIZED
                                                                 AND                                  DISTRIBUTIONS
                                    NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS        FROM
                                    VALUE AT    INVESTMENT       GAIN          FROM       FROM NET      REALIZED
                                    BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT      CAPITAL
                                    OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME         GAINS
                                    ---------   ----------   ------------   ----------   ----------   -------------
THE HARTFORD MIDCAP GROWTH FUND
 From July 31, 2006, (commencement
  of operations) through October
  31, 2006
 Class A...........................  $10.00       $(0.01)       $ 0.64        $ 0.63       $  --         $   --
 Class B...........................   10.00        (0.03)         0.64          0.61          --             --
 Class C...........................   10.00        (0.02)         0.63          0.61          --             --
 Class Y...........................   10.00           --          0.64          0.64          --             --
THE HARTFORD MIDCAP VALUE FUND
 For the Year Ended October 31,
  2006
 Class A...........................   13.29         0.01          2.59          2.60          --          (1.32)
 Class B...........................   12.85        (0.10)         2.50          2.40          --          (1.32)
 Class C...........................   12.85        (0.10)         2.50          2.40          --          (1.32)
 Class Y...........................   13.59         0.08          2.65          2.73          --          (1.32)
 For the Year Ended October 31,
  2005
 Class A...........................   12.89        (0.04)         1.41          1.37          --          (0.97)
 Class B...........................   12.59        (0.14)         1.37          1.23          --          (0.97)
 Class C...........................   12.59        (0.15)         1.38          1.23          --          (0.97)
 Class Y...........................   13.11         0.01          1.44          1.45          --          (0.97)
 For the Year Ended October 31,
  2004
 Class A...........................   11.32        (0.04)         1.61          1.57          --             --
 Class B...........................   11.12        (0.13)         1.60          1.47          --             --
 Class C...........................   11.13        (0.13)         1.59          1.46          --             --
 Class Y...........................   11.46        (0.01)         1.66          1.65          --             --
 For the Year Ended October 31,
  2003(h)
 Class A...........................    8.34        (0.03)         3.01          2.98          --             --
 Class B...........................    8.25        (0.09)         2.96          2.87          --             --
 Class C...........................    8.25        (0.09)         2.97          2.88          --             --
 Class Y...........................    8.39         0.02          3.05          3.07          --             --
 For the Year Ended October 31,
  2002(h)
 Class A...........................    8.48        (0.02)        (0.12)        (0.14)         --             --
 Class B...........................    8.46        (0.09)        (0.12)        (0.21)         --             --
 Class C...........................    8.46        (0.09)        (0.12)        (0.21)         --             --
 Class Y...........................    8.50         0.01         (0.12)        (0.11)         --             --

                                       -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                     --------------------------------------------------------------------

                                                                         NET
                                                                       INCREASE     NET ASSET
                                     DISTRIBUTIONS                    (DECREASE)    VALUE AT
                                         FROM            TOTAL       IN NET ASSET      END        TOTAL
                                        CAPITAL      DISTRIBUTIONS      VALUE       OF PERIOD   RETURN(B)
                                     -------------   -------------   ------------   ---------   ---------
THE HARTFORD MIDCAP GROWTH FUND
 From July 31, 2006, (commencement
  of operations) through October
  31, 2006
 Class A...........................     $   --          $   --          $ 0.63       $10.63        6.30%(f)
 Class B...........................         --              --            0.61        10.61        6.10(f)
 Class C...........................         --              --            0.61        10.61        6.10(f)
 Class Y...........................         --              --            0.64        10.64        6.40(f)
THE HARTFORD MIDCAP VALUE FUND
 For the Year Ended October 31,
  2006
 Class A...........................         --           (1.32)           1.28        14.57       21.37
 Class B...........................         --           (1.32)           1.08        13.93       20.46
 Class C...........................         --           (1.32)           1.08        13.93       20.45
 Class Y...........................         --           (1.32)           1.41        15.00       21.90
 For the Year Ended October 31,
  2005
 Class A...........................         --           (0.97)           0.40        13.29       11.31
 Class B...........................         --           (0.97)           0.26        12.85       10.40
 Class C...........................         --           (0.97)           0.26        12.85       10.40
 Class Y...........................         --           (0.97)           0.48        13.59       11.76
 For the Year Ended October 31,
  2004
 Class A...........................         --              --            1.57        12.89       13.87
 Class B...........................         --              --            1.47        12.59       13.22
 Class C...........................         --              --            1.46        12.59       13.12
 Class Y...........................         --              --            1.65        13.11       14.40
 For the Year Ended October 31,
  2003(h)
 Class A...........................         --              --            2.98        11.32       35.73
 Class B...........................         --              --            2.87        11.12       34.79
 Class C...........................         --              --            2.88        11.13       34.91
 Class Y...........................         --              --            3.07        11.46       36.59
 For the Year Ended October 31,
  2002(h)
 Class A...........................         --              --           (0.14)        8.34       (1.65)
 Class B...........................         --              --           (0.21)        8.25       (2.48)
 Class C...........................         --              --           (0.21)        8.25       (2.48)
 Class Y...........................         --              --           (0.11)        8.39       (1.29)

                                            -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                     ------------------------------------------------------------------------------
                                                      RATIO OF            RATIO OF
                                                      EXPENSES            EXPENSES          RATIO OF
                                                     TO AVERAGE          TO AVERAGE            NET
                                     NET ASSETS      NET ASSETS          NET ASSETS        INVESTMENT
                                     AT END OF         BEFORE               AFTER         INCOME (LOSS)   PORTFOLIO
                                       PERIOD        WAIVERS AND         WAIVERS AND       TO AVERAGE     TURNOVER
                                      (000'S)     REIMBURSEMENTS(D)   REIMBURSEMENTS(D)    NET ASSETS      RATE(C)
                                     ----------   -----------------   -----------------   -------------   ---------
THE HARTFORD MIDCAP GROWTH FUND
 From July 31, 2006, (commencement
  of operations) through October
  31, 2006
 Class A...........................   $ 10,334          1.66%(e)            1.20%(e)          (0.29)%(e)     112%
 Class B...........................        297          2.47(e)             2.05(e)           (1.16)(e)       --
 Class C...........................        357          2.49(e)             2.07(e)           (1.20)(e)       --
 Class Y...........................        106          1.41(e)             0.79(e)            0.12(e)        --
THE HARTFORD MIDCAP VALUE FUND
 For the Year Ended October 31,
  2006
 Class A...........................    305,002          1.45                1.40               0.06           40
 Class B...........................     62,580          2.28                2.15              (0.69)          --
 Class C...........................     63,302          2.16                2.15              (0.69)          --
 Class Y...........................     31,100          0.94                0.94               0.48           --
 For the Year Ended October 31,
  2005
 Class A...........................    280,662          1.49                1.40              (0.31)          49
 Class B...........................     59,350          2.33                2.15              (1.06)          --
 Class C...........................     61,194          2.19                2.15              (1.06)          --
 Class Y...........................     39,965          0.96                0.96               0.13           --
 For the Year Ended October 31,
  2004
 Class A...........................    280,173          1.56                1.45              (0.03)          46
 Class B...........................     60,558          2.36                2.15              (1.04)          --
 Class C...........................     67,132          2.20                2.15              (1.04)          --
 Class Y...........................      2,474          0.90                0.90              (0.12)          --
 For the Year Ended October 31,
  2003(h)
 Class A...........................    155,614          1.60                1.45              (0.35)          56
 Class B...........................     42,407          2.33                2.15              (1.05)          --
 Class C...........................     49,566          2.20                2.15              (1.05)          --
 Class Y...........................         29          1.03                1.00               0.16           --
 For the Year Ended October 31,
  2002(h)
 Class A...........................     94,532          1.68                1.45              (0.23)          40
 Class B...........................     26,556          2.38                2.15              (0.95)          --
 Class C...........................     32,274          2.27                2.15              (0.96)          --
 Class Y...........................        252          1.02                1.00               0.23           --

---------------
(a) Information presented relates to a share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly. Please see Note 3(d).
(e) Annualized.
(f) Not annualized.
(h) Per share amounts have been calculated using average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                           -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                    -------------------------------------------------------------------------------

                                                             NET REALIZED
                                                                 AND                                  DISTRIBUTIONS
                                    NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS        FROM
                                    VALUE AT    INVESTMENT       GAIN          FROM       FROM NET      REALIZED
                                    BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT      CAPITAL
                                    OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME         GAINS
                                    ---------   ----------   ------------   ----------   ----------   -------------
THE HARTFORD MONEY MARKET FUND
 For the Year Ended October 31,
  2006
 Class A...........................  $ 1.00       $ 0.04        $  --         $0.04       $ (0.04)        $  --
 Class B...........................    1.00         0.03           --          0.03         (0.03)           --
 Class C...........................    1.00         0.03           --          0.03         (0.03)           --
 Class Y...........................    1.00         0.04           --          0.04         (0.04)           --
 For the Year Ended October 31,
  2005
 Class A...........................    1.00         0.02           --          0.02         (0.02)           --
 Class B...........................    1.00         0.01           --          0.01         (0.01)           --
 Class C...........................    1.00         0.01           --          0.01         (0.01)           --
 Class Y...........................    1.00         0.02           --          0.02         (0.02)           --
 For the Year Ended October 31,
  2004
 Class A...........................    1.00        0.003           --          0.00        (0.003)           --
 Class B...........................    1.00        0.000           --          0.00        (0.000)           --
 Class C...........................    1.00        0.000           --          0.00        (0.000)           --
 Class Y...........................    1.00        0.007           --          0.01        (0.007)           --
 For the Year Ended October 31,
  2003
 Class A...........................    1.00        0.003           --          0.00        (0.003)           --
 Class B...........................    1.00           --           --            --            --            --
 Class C...........................    1.00           --           --            --            --            --
 Class Y...........................    1.00        0.008           --          0.01        (0.008)           --
 For the Year Ended October 31,
  2002(h)
 Class A...........................    1.00        0.011           --          0.01        (0.011)           --
 Class B...........................    1.00        0.004           --          0.00        (0.004)           --
 Class C...........................    1.00        0.004           --          0.00        (0.004)           --
 Class Y...........................    1.00        0.017           --          0.02        (0.017)           --

                                       -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                     --------------------------------------------------------------------

                                                                         NET
                                                                       INCREASE     NET ASSET
                                     DISTRIBUTIONS                    (DECREASE)    VALUE AT
                                         FROM            TOTAL       IN NET ASSET      END        TOTAL
                                        CAPITAL      DISTRIBUTIONS      VALUE       OF PERIOD   RETURN(B)
                                     -------------   -------------   ------------   ---------   ---------
THE HARTFORD MONEY MARKET FUND
 For the Year Ended October 31,
  2006
 Class A...........................     $   --          $(0.04)         $  --         $1.00        4.00%
 Class B...........................         --           (0.03)            --          1.00        3.22
 Class C...........................         --           (0.03)            --          1.00        3.22
 Class Y...........................         --           (0.04)            --          1.00        4.34
 For the Year Ended October 31,
  2005
 Class A...........................         --           (0.02)            --          1.00        1.99
 Class B...........................         --           (0.01)            --          1.00        1.23
 Class C...........................         --           (0.01)            --          1.00        1.23
 Class Y...........................         --           (0.02)            --          1.00        2.40
 For the Year Ended October 31,
  2004
 Class A...........................         --           (0.00)            --          1.00        0.28
 Class B...........................         --           (0.00)            --          1.00        0.01
 Class C...........................         --           (0.00)            --          1.00        0.01
 Class Y...........................         --           (0.01)            --          1.00        0.72
 For the Year Ended October 31,
  2003
 Class A...........................         --           (0.00)            --          1.00        0.32
 Class B...........................         --              --             --          1.00        0.00
 Class C...........................         --              --             --          1.00        0.00
 Class Y...........................         --           (0.01)            --          1.00        0.78
 For the Year Ended October 31,
  2002(h)
 Class A...........................         --           (0.01)            --          1.00        1.09
 Class B...........................         --           (0.00)            --          1.00        0.43
 Class C...........................         --           (0.00)            --          1.00        0.42
 Class Y...........................         --           (0.02)            --          1.00        1.72

                                            -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                     ------------------------------------------------------------------------------
                                                      RATIO OF            RATIO OF
                                                      EXPENSES            EXPENSES          RATIO OF
                                                     TO AVERAGE          TO AVERAGE            NET
                                     NET ASSETS      NET ASSETS          NET ASSETS        INVESTMENT
                                     AT END OF         BEFORE               AFTER         INCOME (LOSS)   PORTFOLIO
                                       PERIOD        WAIVERS AND         WAIVERS AND       TO AVERAGE     TURNOVER
                                      (000'S)     REIMBURSEMENTS(D)   REIMBURSEMENTS(D)    NET ASSETS      RATE(C)
                                     ----------   -----------------   -----------------   -------------   ---------
THE HARTFORD MONEY MARKET FUND
 For the Year Ended October 31,
  2006
 Class A...........................   $207,592          1.14%               0.95%              3.95%           N/A
 Class B...........................     27,995          1.79                1.70               3.18         --
 Class C...........................     16,997          1.76                1.70               3.20         --
 Class Y...........................     13,628          0.61                0.55               4.29         --
 For the Year Ended October 31,
  2005
 Class A...........................    182,308          1.22                0.95               1.96            N/A
 Class B...........................     30,716          1.88                1.70               1.16         --
 Class C...........................     18,790          1.80                1.70               1.19         --
 Class Y...........................     16,114          0.61                0.55               2.47         --
 For the Year Ended October 31,
  2004
 Class A...........................    205,442          1.22                1.00               0.27            N/A
 Class B...........................     45,836          1.82                1.25               0.01         --
 Class C...........................     26,626          1.77                1.27               0.01         --
 Class Y...........................      9,698          0.56                0.55               0.96         --
 For the Year Ended October 31,
  2003
 Class A...........................    246,199          1.28                1.00               0.33            N/A
 Class B...........................     67,732          2.01                1.33(j)            0.01         --
 Class C...........................     29,955          1.89                1.36(j)            0.01         --
 Class Y...........................      1,162          0.68                0.55               0.84         --
 For the Year Ended October 31,
  2002(h)
 Class A...........................    302,862          1.30                1.00               1.06            N/A
 Class B...........................     99,048          1.96                1.70               0.37         --
 Class C...........................     65,894          1.82                1.70               0.37         --
 Class Y...........................      2,815          0.62                0.55               1.51         --

---------------
(a) Information presented relates to a share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly. Please see Note 3(d).
(e) Annualized.
(f) Not annualized.
(g) Expense ratios do not include expenses of the underlying funds.
(h) Per share amounts have been calculated using average shares outstanding method.
(j) Expense ratio includes a practical waiver of 12b-1 fees.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                           -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                    -------------------------------------------------------------------------------

                                                             NET REALIZED
                                                                 AND                                  DISTRIBUTIONS
                                    NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS        FROM
                                    VALUE AT    INVESTMENT       GAIN          FROM       FROM NET      REALIZED
                                    BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT      CAPITAL
                                    OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME         GAINS
                                    ---------   ----------   ------------   ----------   ----------   -------------
THE HARTFORD RETIREMENT INCOME
 FUND(G)
 For the Year Ended October 31,
  2006
 Class A...........................  $ 9.87       $ 0.62        $(0.15)       $ 0.47       $(0.75)       $   --
 Class B...........................    9.87         0.63         (0.24)         0.39        (0.67)           --
 Class C...........................    9.87         0.63         (0.22)         0.41        (0.67)           --
 Class Y...........................    9.86         0.71         (0.19)         0.52        (0.78)           --
 From September 30, 2005,
  (commencement of operations)
  through October 31, 2005
 Class A...........................   10.00         0.02         (0.14)        (0.12)       (0.01)           --
 Class B...........................   10.00         0.01         (0.14)        (0.13)          --            --
 Class C...........................   10.00         0.01         (0.14)        (0.13)          --            --
 Class Y...........................   10.00         0.01         (0.14)        (0.13)       (0.01)           --
THE HARTFORD SELECT MIDCAP GROWTH
 FUND
 For the Year Ended October 31,
  2006
 Class A...........................   10.14        (0.08)         1.32          1.24           --         (0.10)
 Class B...........................   10.08        (0.15)         1.31          1.16           --         (0.10)
 Class C...........................   10.08        (0.15)         1.30          1.15           --         (0.10)
 Class Y...........................   10.17        (0.04)         1.33          1.29           --         (0.10)
 From January 1, 2005,
  (commencement of operations)
  through October 31, 2005
 Class A...........................   10.06        (0.06)         0.14          0.08           --            --
 Class B...........................   10.06        (0.09)         0.11          0.02           --            --
 Class C...........................   10.06        (0.09)         0.11          0.02           --            --
 Class Y...........................   10.06        (0.05)         0.16          0.11           --            --
THE HARTFORD SELECT MIDCAP VALUE
 FUND
 For the Year Ended October 31,
  2006
 Class A...........................   10.79           --          1.87          1.87        (0.01)        (0.24)
 Class B...........................   10.75        (0.10)         1.87          1.77           --         (0.24)
 Class C...........................   10.75        (0.09)         1.86          1.77           --         (0.24)
 Class Y...........................   10.81         0.07          1.81          1.88        (0.05)        (0.24)
 From April 29, 2005, (commencement
  of operations) through October
  31, 2005
 Class A...........................   10.00           --          0.79          0.79           --            --
 Class B...........................   10.00        (0.03)         0.78          0.75           --            --
 Class C...........................   10.00        (0.03)         0.78          0.75           --            --
 Class Y...........................   10.00         0.02          0.79          0.81           --            --
THE HARTFORD SELECT SMALLCAP GROWTH
 FUND
 For the Year Ended October 31,
  2006
 Class A...........................    9.58        (0.09)         1.04          0.95           --            --
 Class B...........................    9.57        (0.12)         1.01          0.89           --            --
 Class C...........................    9.57        (0.13)         1.01          0.88           --            --
 Class Y...........................    9.58        (0.01)         1.02          1.01           --            --
 From September 30, 2005,
  (commencement of operations)
  through October 31, 2005
 Class A...........................   10.00        (0.01)        (0.41)        (0.42)          --            --
 Class B...........................   10.00        (0.01)        (0.42)        (0.43)          --            --
 Class C...........................   10.00        (0.01)        (0.42)        (0.43)          --            --
 Class Y...........................   10.00           --         (0.42)        (0.42)          --            --
THE HARTFORD SELECT SMALLCAP VALUE
 FUND
 From July 31, 2006, (commencement
  of operations) through October
  31, 2006(h)
 Class A...........................   10.00         0.02          0.94          0.96           --            --
 Class B...........................   10.00           --          0.93          0.93           --            --
 Class C...........................   10.00           --          0.93          0.93           --            --
 Class Y...........................   10.00         0.01          0.96          0.97           --            --

                                       -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                     --------------------------------------------------------------------

                                                                         NET
                                                                       INCREASE     NET ASSET
                                     DISTRIBUTIONS                    (DECREASE)    VALUE AT
                                         FROM            TOTAL       IN NET ASSET      END        TOTAL
                                        CAPITAL      DISTRIBUTIONS      VALUE       OF PERIOD   RETURN(B)
                                     -------------   -------------   ------------   ---------   ---------
THE HARTFORD RETIREMENT INCOME
 FUND(G)
 For the Year Ended October 31,
  2006
 Class A...........................     $   --          $(0.75)         $(0.28)      $ 9.59        5.03%
 Class B...........................         --           (0.67)          (0.28)        9.59        4.21
 Class C...........................         --           (0.67)          (0.26)        9.61        4.42
 Class Y...........................         --           (0.78)          (0.26)        9.60        5.55
 From September 30, 2005,
  (commencement of operations)
  through October 31, 2005
 Class A...........................         --           (0.01)          (0.13)        9.87       (1.22)(f)
 Class B...........................         --              --           (0.13)        9.87       (1.29)(f)
 Class C...........................         --              --           (0.13)        9.87       (1.29)(f)
 Class Y...........................         --           (0.01)          (0.14)        9.86       (1.30)(f)
THE HARTFORD SELECT MIDCAP GROWTH
 FUND
 For the Year Ended October 31,
  2006
 Class A...........................         --           (0.10)           1.14        11.28       12.31
 Class B...........................         --           (0.10)           1.06        11.14       11.58
 Class C...........................         --           (0.10)           1.05        11.13       11.48
 Class Y...........................         --           (0.10)           1.19        11.36       12.77
 From January 1, 2005,
  (commencement of operations)
  through October 31, 2005
 Class A...........................         --              --            0.08        10.14        0.80(f)
 Class B...........................         --              --            0.02        10.08        0.20(f)
 Class C...........................         --              --            0.02        10.08        0.20(f)
 Class Y...........................         --              --            0.11        10.17        1.09(f)
THE HARTFORD SELECT MIDCAP VALUE
 FUND
 For the Year Ended October 31,
  2006
 Class A...........................         --           (0.25)           1.62        12.41       17.66
 Class B...........................         --           (0.24)           1.53        12.28       16.79
 Class C...........................         --           (0.24)           1.53        12.28       16.79
 Class Y...........................         --           (0.29)           1.59        12.40       17.79
 From April 29, 2005, (commencement
  of operations) through October
  31, 2005
 Class A...........................         --              --            0.79        10.79        7.90(f)
 Class B...........................         --              --            0.75        10.75        7.50(f)
 Class C...........................         --              --            0.75        10.75        7.50(f)
 Class Y...........................         --              --            0.81        10.81        8.10(f)
THE HARTFORD SELECT SMALLCAP GROWTH
 FUND
 For the Year Ended October 31,
  2006
 Class A...........................         --              --            0.95        10.53        9.92
 Class B...........................         --              --            0.89        10.46        9.30
 Class C...........................         --              --            0.88        10.45        9.20
 Class Y...........................         --              --            1.01        10.59       10.54
 From September 30, 2005,
  (commencement of operations)
  through October 31, 2005
 Class A...........................         --              --           (0.42)        9.58       (4.20)(f)
 Class B...........................         --              --           (0.43)        9.57       (4.30)(f)
 Class C...........................         --              --           (0.43)        9.57       (4.30)(f)
 Class Y...........................         --              --           (0.42)        9.58       (4.20)(f)
THE HARTFORD SELECT SMALLCAP VALUE
 FUND
 From July 31, 2006, (commencement
  of operations) through October
  31, 2006(h)
 Class A...........................         --              --            0.96        10.96        9.60(f)
 Class B...........................         --              --            0.93        10.93        9.30(f)
 Class C...........................         --              --            0.93        10.93        9.30(f)
 Class Y...........................         --              --            0.97        10.97        9.70(f)

                                            -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                     ------------------------------------------------------------------------------
                                                      RATIO OF            RATIO OF
                                                      EXPENSES            EXPENSES          RATIO OF
                                                     TO AVERAGE          TO AVERAGE            NET
                                     NET ASSETS      NET ASSETS          NET ASSETS        INVESTMENT
                                     AT END OF         BEFORE               AFTER         INCOME (LOSS)   PORTFOLIO
                                       PERIOD        WAIVERS AND         WAIVERS AND       TO AVERAGE     TURNOVER
                                      (000'S)     REIMBURSEMENTS(D)   REIMBURSEMENTS(D)    NET ASSETS      RATE(C)
                                     ----------   -----------------   -----------------   -------------   ---------
THE HARTFORD RETIREMENT INCOME
 FUND(G)
 For the Year Ended October 31,
  2006
 Class A...........................   $    420          16.84%              0.54%              2.54%          37%
 Class B...........................        173          17.64               1.30               1.89           --
 Class C...........................        161          17.64               1.30               1.88           --
 Class Y...........................        114          16.51               0.24               2.96           --
 From September 30, 2005,
  (commencement of operations)
  through October 31, 2005
 Class A...........................         47           0.63(e)            0.53(e)            4.08(e)        83
 Class B...........................         10           1.36(e)            1.26(e)            1.76(e)        --
 Class C...........................         10           1.36(e)            1.26(e)            1.76(e)        --
 Class Y...........................         10           0.28(e)            0.28(e)            2.75(e)        --
THE HARTFORD SELECT MIDCAP GROWTH
 FUND
 For the Year Ended October 31,
  2006
 Class A...........................     23,542           1.69               1.50              (0.85)          99
 Class B...........................      3,725           2.67               2.11              (1.46)          --
 Class C...........................      3,861           2.52               2.25              (1.60)          --
 Class Y...........................     28,868           1.13               1.10              (0.45)          --
 From January 1, 2005,
  (commencement of operations)
  through October 31, 2005
 Class A...........................     14,995           2.22(e)            1.50(e)           (0.95)(e)       97
 Class B...........................      2,354           3.35(e)            2.25(e)           (1.70)(e)       --
 Class C...........................      1,741           3.26(e)            2.25(e)           (1.70)(e)
 Class Y...........................        210           1.66(e)            1.10(e)           (0.55)(e)       --
THE HARTFORD SELECT MIDCAP VALUE
 FUND
 For the Year Ended October 31,
  2006
 Class A...........................     47,937           1.69               1.55              (0.10)          63
 Class B...........................      4,137           2.67               2.30              (0.84)          --
 Class C...........................      7,417           2.53               2.30              (0.84)          --
 Class Y...........................     20,025           1.33               1.15               0.26           --
 From April 29, 2005, (commencement
  of operations) through October
  31, 2005
 Class A...........................     22,423           1.67(e)            1.55(e)           (0.08)(e)       30
 Class B...........................      1,714           2.64(e)            2.30(e)           (0.92)(e)       --
 Class C...........................      2,885           2.53(e)            2.30(e)           (0.96)(e)       --
 Class Y...........................        541           1.36(e)            1.15(e)            0.37(e)        --
THE HARTFORD SELECT SMALLCAP GROWTH
 FUND
 For the Year Ended October 31,
  2006
 Class A...........................      7,284           2.81               1.65              (0.99)          62
 Class B...........................        526           3.88               2.40              (1.71)          --
 Class C...........................        672           3.75               2.40              (1.72)          --
 Class Y...........................      4,753           2.60               1.20              (0.44)          --
 From September 30, 2005,
  (commencement of operations)
  through October 31, 2005
 Class A...........................      5,217           1.65(e)            1.65(e)           (0.76)(e)        4
 Class B...........................        199           2.40(e)            2.40(e)           (1.51)(e)       --
 Class C...........................        204           2.39(e)            2.39(e)           (1.52)(e)
 Class Y...........................        192           1.20(e)            1.20(e)           (0.31)(e)       --
THE HARTFORD SELECT SMALLCAP VALUE
 FUND
 From July 31, 2006, (commencement
  of operations) through October
  31, 2006(h)
 Class A...........................     15,872           1.73(e)            1.60(e)            0.78(e)        10
 Class B...........................        308           2.53(e)            2.35(e)            0.03(e)        --
 Class C...........................        280           2.51(e)            2.35(e)            0.03(e)        --
 Class Y...........................      1,538           1.71(e)            1.20(e)            0.79(e)        --

---------------
(a) Information presented relates to a share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly. Please see Note 3(d).
(e) Annualized.
(f) Not annualized.
(g) Expense ratios do not include expenses of the underlying funds.
(h) Per share amounts have been calculated using average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                         -------------------------------------------------------------------------------

                                                                  NET REALIZED
                                                                      AND                                  DISTRIBUTIONS
                                         NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS        FROM
                                         VALUE AT    INVESTMENT       GAIN          FROM       FROM NET      REALIZED
                                         BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT      CAPITAL
                                         OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME         GAINS
                                         ---------   ----------   ------------   ----------   ----------   -------------
THE HARTFORD SHORT DURATION FUND
 For the Year Ended October 31, 2006
 Class A................................  $ 9.85       $ 0.35        $ 0.04        $ 0.39       $(0.35)       $   --
 Class B................................    9.85         0.27          0.05          0.32        (0.27)           --
 Class C................................    9.85         0.27          0.05          0.32        (0.27)           --
 Class Y................................    9.84         0.37          0.04          0.41        (0.37)           --
 For the Year Ended October 31, 2005
 Class A................................   10.08         0.33         (0.24)         0.09        (0.32)           --
 Class B................................   10.08         0.25         (0.23)         0.02        (0.25)           --
 Class C................................   10.08         0.25         (0.23)         0.02        (0.25)           --
 Class Y................................   10.07         0.35         (0.23)         0.12        (0.35)           --
 For the Year Ended October 31, 2004
 Class A................................   10.14         0.30         (0.06)         0.24        (0.30)           --
 Class B................................   10.14         0.23         (0.06)         0.17        (0.23)           --
 Class C................................   10.14         0.23         (0.06)         0.17        (0.23)           --
 From inception November 28, 2003,
  through October 31, 2004
 Class Y................................   10.11         0.30         (0.04)         0.26        (0.30)           --
 From inception October 31, 2002,
  through October 31, 2003
 Class A................................   10.00         0.30          0.14          0.44        (0.30)           --
 Class B................................   10.00         0.23          0.14          0.37        (0.23)           --
 Class C................................   10.00         0.23          0.14          0.37        (0.23)           --
THE HARTFORD SMALL COMPANY FUND
 For the Year Ended October 31, 2006
 Class A................................   18.45        (0.18)         3.31          3.13           --            --
 Class B................................   17.20        (0.36)         3.13          2.77           --            --
 Class C................................   17.22        (0.32)         3.10          2.78           --            --
 Class Y................................   19.33        (0.06)         3.46          3.40           --            --
 From August 31, 2006 (commencement of
  operations) through October 31, 2006
 Class I................................   20.70        (0.01)         0.90          0.89           --            --
 For the Year Ended October 31, 2005
 Class A................................   15.09        (0.16)         3.52          3.36           --            --
 Class B................................   14.17        (0.29)         3.32          3.03           --            --
 Class C................................   14.19        (0.29)         3.32          3.03           --            --
 Class Y................................   15.74        (0.07)         3.66          3.59           --            --
 For the Year Ended October 31, 2004
 Class A................................   14.28        (0.18)         0.99          0.81           --            --
 Class B................................   13.51        (0.27)         0.93          0.66           --            --
 Class C................................   13.52        (0.28)         0.95          0.67           --            --
 Class Y................................   14.83        (0.06)         0.97          0.91           --            --
 For the Year Ended October 31, 2003
 Class A................................    9.93        (0.13)         4.48          4.35           --            --
 Class B................................    9.46        (0.20)         4.25          4.05           --            --
 Class C................................    9.47        (0.20)         4.25          4.05           --            --
 Class Y................................   10.27        (0.09)         4.65          4.56           --            --
 For the Year Ended October 31, 2002(h)
 Class A................................   12.00        (0.12)        (1.95)        (2.07)          --            --
 Class B................................   11.52        (0.20)        (1.86)        (2.06)          --            --
 Class C................................   11.53        (0.20)        (1.86)        (2.06)          --            --
 Class Y................................   12.35        (0.06)        (2.02)        (2.08)          --            --

                                            -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                          --------------------------------------------------------------------

                                                                              NET
                                                                            INCREASE     NET ASSET
                                          DISTRIBUTIONS                    (DECREASE)    VALUE AT
                                              FROM            TOTAL       IN NET ASSET      END        TOTAL
                                             CAPITAL      DISTRIBUTIONS      VALUE       OF PERIOD   RETURN(B)
                                          -------------   -------------   ------------   ---------   ---------
THE HARTFORD SHORT DURATION FUND
 For the Year Ended October 31, 2006
 Class A................................     $   --          $(0.35)         $ 0.04       $ 9.89        4.02%
 Class B................................         --           (0.27)           0.05         9.90        3.33
 Class C................................         --           (0.27)           0.05         9.90        3.33
 Class Y................................         --           (0.37)           0.04         9.88        4.28
 For the Year Ended October 31, 2005
 Class A................................         --           (0.32)          (0.23)        9.85        0.92
 Class B................................         --           (0.25)          (0.23)        9.85        0.17
 Class C................................         --           (0.25)          (0.23)        9.85        0.17
 Class Y................................         --           (0.35)          (0.23)        9.84        1.18
 For the Year Ended October 31, 2004
 Class A................................         --           (0.30)          (0.06)       10.08        2.40
 Class B................................         --           (0.23)          (0.06)       10.08        1.68
 Class C................................         --           (0.23)          (0.06)       10.08        1.68
 From inception November 28, 2003,
  through October 31, 2004
 Class Y................................         --           (0.30)          (0.04)       10.07        2.62(f)
 From inception October 31, 2002,
  through October 31, 2003
 Class A................................         --           (0.30)           0.14        10.14        4.48(f)
 Class B................................         --           (0.23)           0.14        10.14        3.77(f)
 Class C................................         --           (0.23)           0.14        10.14        3.77(f)
THE HARTFORD SMALL COMPANY FUND
 For the Year Ended October 31, 2006
 Class A................................         --              --            3.13        21.58       16.96
 Class B................................         --              --            2.77        19.97       16.10
 Class C................................         --              --            2.78        20.00       16.14
 Class Y................................         --              --            3.40        22.73       17.59
 From August 31, 2006 (commencement of
  operations) through October 31, 2006
 Class I................................         --              --            0.89        21.59        4.30(f)
 For the Year Ended October 31, 2005
 Class A................................         --              --            3.36        18.45       22.27
 Class B................................         --              --            3.03        17.20       21.38
 Class C................................         --              --            3.03        17.22       21.35
 Class Y................................         --              --            3.59        19.33       22.81
 For the Year Ended October 31, 2004
 Class A................................         --              --            0.81        15.09        5.67
 Class B................................         --              --            0.66        14.17        4.88
 Class C................................         --              --            0.67        14.19        4.96
 Class Y................................         --              --            0.91        15.74        6.14
 For the Year Ended October 31, 2003
 Class A................................         --              --            4.35        14.28       43.81
 Class B................................         --              --            4.05        13.51       42.81
 Class C................................         --              --            4.05        13.52       42.77
 Class Y................................         --              --            4.56        14.83       44.40
 For the Year Ended October 31, 2002(h)
 Class A................................         --              --           (2.07)        9.93      (17.25)
 Class B................................         --              --           (2.06)        9.46      (17.88)
 Class C................................         --              --           (2.06)        9.47      (17.87)
 Class Y................................         --              --           (2.08)       10.27      (16.84)

                                                 -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                          ------------------------------------------------------------------------------
                                                           RATIO OF            RATIO OF
                                                           EXPENSES            EXPENSES          RATIO OF
                                                          TO AVERAGE          TO AVERAGE            NET
                                          NET ASSETS      NET ASSETS          NET ASSETS        INVESTMENT
                                          AT END OF         BEFORE               AFTER         INCOME (LOSS)   PORTFOLIO
                                            PERIOD        WAIVERS AND         WAIVERS AND       TO AVERAGE     TURNOVER
                                           (000'S)     REIMBURSEMENTS(D)   REIMBURSEMENTS(D)    NET ASSETS      RATE(C)
                                          ----------   -----------------   -----------------   -------------   ---------
THE HARTFORD SHORT DURATION FUND
 For the Year Ended October 31, 2006
 Class A................................   $ 26,726          1.10%               0.90%              3.53%         119%
 Class B................................      6,760          1.92                1.65               2.77           --
 Class C................................     14,382          1.83                1.65               2.76           --
 Class Y................................    102,198          0.68                0.65               3.78           --
 For the Year Ended October 31, 2005
 Class A................................     29,212          1.05                0.90               3.23          123
 Class B................................      8,814          1.89                1.65               2.47           --
 Class C................................     22,973          1.78                1.65               2.47           --
 Class Y................................     82,439          0.67                0.65               3.53           --
 For the Year Ended October 31, 2004
 Class A................................     39,148          1.06                0.95               2.95          108
 Class B................................     12,267          1.84                1.65               2.26           --
 Class C................................     34,949          1.76                1.65               2.26           --
 From inception November 28, 2003,
  through October 31, 2004
 Class Y................................     31,429          0.61(e)             0.60(e)            3.03(e)        --
 From inception October 31, 2002,
  through October 31, 2003
 Class A................................     32,753          1.34(e)             0.95(e)            3.14(e)       113
 Class B................................     10,206          2.09(e)             1.65(e)            2.46(e)        --
 Class C................................     30,660          1.96(e)             1.65(e)            2.44(e)        --
THE HARTFORD SMALL COMPANY FUND
 For the Year Ended October 31, 2006
 Class A................................    194,656          1.48                1.40              (0.87)         170%
 Class B................................     52,036          2.32                2.15              (1.62)          --
 Class C................................     47,744          2.23                2.15              (1.62)          --
 Class Y................................    108,770          0.95                0.95              (0.39)          --
 From August 31, 2006 (commencement of
  operations) through October 31, 2006
 Class I................................         69          1.38(e)             1.15(e)           (0.58)(e)       --
 For the Year Ended October 31, 2005
 Class A................................    159,577          1.57                1.40              (0.88)         104
 Class B................................     56,664          2.39                2.15              (1.63)          --
 Class C................................     44,564          2.30                2.15              (1.63)          --
 Class Y................................     43,274          0.97                0.97              (0.43)          --
 For the Year Ended October 31, 2004
 Class A................................    156,278          1.62                1.45              (1.15)         142
 Class B................................     58,438          2.40                2.15              (1.85)          --
 Class C................................     49,327          2.30                2.15              (1.85)          --
 Class Y................................     15,731          0.99                0.99              (0.71)          --
 For the Year Ended October 31, 2003
 Class A................................    141,327          1.63                1.45              (1.19)         179
 Class B................................     58,286          2.36                2.15              (1.89)          --
 Class C................................     52,010          2.23                2.15              (1.88)          --
 Class Y................................     14,472          1.05                1.00              (0.73)          --
 For the Year Ended October 31, 2002(h)
 Class A................................     96,302          1.64                1.45              (0.97)         226
 Class B................................     41,439          2.31                2.15              (1.67)          --
 Class C................................     38,938          2.20                2.15              (1.65)          --
 Class Y................................     10,834          1.00                1.00              (0.53)          --

---------------
(a) Information presented relates to a share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly. Please see Note 3(d).
(e) Annualized.
(f) Not annualized.
(h) Per share amounts have been calculated using average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                         -------------------------------------------------------------------------------

                                                                  NET REALIZED
                                                                      AND                                  DISTRIBUTIONS
                                         NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS        FROM
                                         VALUE AT    INVESTMENT       GAIN          FROM       FROM NET      REALIZED
                                         BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT      CAPITAL
                                         OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME         GAINS
                                         ---------   ----------   ------------   ----------   ----------   -------------
THE HARTFORD SMALLCAP GROWTH FUND
 For the Year Ended October 31, 2006
 Class A................................  $28.30       $(0.06)       $ 3.08        $ 3.02       $  --         $   --
 Class B................................   25.57        (0.26)         2.81          2.55          --             --
 Class C................................   25.56        (0.27)         2.78          2.51          --             --
 Class H................................   25.69        (0.25)         2.85          2.60          --             --
 Class L................................   28.36        (0.02)         3.11          3.09          --             --
 Class M................................   25.66        (0.25)         2.84          2.59          --             --
 Class N................................   25.69        (0.24)         2.83          2.59          --             --
 Class Y................................   28.74         0.04          3.17          3.21          --             --
 From August 31, 2006 (commencement of
  operations) through October 31, 2006
 Class I................................   28.90        (0.01)         2.44          2.43          --             --
 For the Year Ended October 31, 2005
 Class A................................   24.60        (0.15)         3.85          3.70          --             --
 Class B................................   22.39        (0.32)         3.50          3.18          --             --
 Class C................................   22.39        (0.28)         3.45          3.17          --             --
 Class H................................   22.46        (0.34)         3.57          3.23          --             --
 Class L................................   24.60        (0.13)         3.89          3.76          --             --
 Class M................................   22.44        (0.33)         3.55          3.22          --             --
 Class N................................   22.46        (0.33)         3.56          3.23          --             --
 Class Y................................   24.88        (0.04)         3.90          3.86          --             --
 For the Year Ended October 31, 2004
 Class A................................   22.91        (0.15)         1.84          1.69          --             --
 Class B................................   20.99        (0.28)         1.68          1.40          --             --
 Class C................................   20.99        (0.27)         1.67          1.40          --             --
 Class H................................   21.02        (0.34)         1.78          1.44          --             --
 Class L................................   22.90        (0.19)         1.89          1.70          --             --
 Class M................................   21.00        (0.32)         1.76          1.44          --             --
 Class N................................   21.02        (0.31)         1.75          1.44          --             --
 Class Y................................   23.06        (0.02)         1.84          1.82          --             --
 For the Year Ended October 31, 2003
 Class A................................   15.57        (0.09)         7.43          7.34          --             --
 Class B................................   14.36        (0.15)         6.78          6.63          --             --
 Class C................................   14.35        (0.16)         6.80          6.64          --             --
 Class H................................   14.37        (0.25)         6.90          6.65          --             --
 Class L................................   15.56        (0.15)         7.49          7.34          --             --
 Class M................................   14.36        (0.24)         6.88          6.64          --             --
 Class N................................   14.37        (0.24)         6.89          6.65          --             --
 Class Y................................   15.61        (0.08)         7.53          7.45          --             --
 For the Period February 19, 2002
  through October 31, 2002
 Class A................................   20.21        (0.06)        (4.58)        (4.64)         --             --
 Class B................................   18.73        (0.08)        (4.29)        (4.37)         --             --
 Class C................................   18.73        (0.09)        (4.29)        (4.38)         --             --
 Class Y................................   20.21        (0.08)        (4.52)        (4.60)         --             --
 For the Year Ended October 31, 2002
 Class H................................   17.71        (0.36)        (2.65)        (3.01)         --          (0.33)
 Class L................................   19.04        (0.20)        (2.95)        (3.15)         --          (0.33)
 Class M................................   17.70        (0.33)        (2.68)        (3.01)         --          (0.33)
 Class N................................   17.71        (0.34)        (2.67)        (3.01)         --          (0.33)

                                            -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                          --------------------------------------------------------------------

                                                                              NET
                                                                            INCREASE     NET ASSET
                                          DISTRIBUTIONS                    (DECREASE)    VALUE AT
                                              FROM            TOTAL       IN NET ASSET      END        TOTAL
                                             CAPITAL      DISTRIBUTIONS      VALUE       OF PERIOD   RETURN(B)
                                          -------------   -------------   ------------   ---------   ---------
THE HARTFORD SMALLCAP GROWTH FUND
 For the Year Ended October 31, 2006
 Class A................................     $   --          $   --          $ 3.02       $31.32       10.67%
 Class B................................         --              --            2.55        28.12        9.97
 Class C................................         --              --            2.51        28.07        9.82
 Class H................................         --              --            2.60        28.29       10.12
 Class L................................         --              --            3.09        31.45       10.90
 Class M................................         --              --            2.59        28.25       10.09
 Class N................................         --              --            2.59        28.28       10.08
 Class Y................................         --              --            3.21        31.95       11.17
 From August 31, 2006 (commencement of
  operations) through October 31, 2006
 Class I................................         --              --            2.43        31.33        8.41(f)
 For the Year Ended October 31, 2005
 Class A................................         --              --            3.70        28.30       15.04
 Class B................................         --              --            3.18        25.57       14.20
 Class C................................         --              --            3.17        25.56       14.16
 Class H................................         --              --            3.23        25.69       14.38
 Class L................................         --              --            3.76        28.36       15.28
 Class M................................         --              --            3.22        25.66       14.35
 Class N................................         --              --            3.23        25.69       14.38
 Class Y................................         --              --            3.86        28.74       15.52
 For the Year Ended October 31, 2004
 Class A................................         --              --            1.69        24.60        7.38
 Class B................................         --              --            1.40        22.39        6.67
 Class C................................         --              --            1.40        22.39        6.67
 Class H................................         --              --            1.44        22.46        6.85
 Class L................................         --              --            1.70        24.60        7.42
 Class M................................         --              --            1.44        22.44        6.86
 Class N................................         --              --            1.44        22.46        6.85
 Class Y................................         --              --            1.82        24.88        7.89
 For the Year Ended October 31, 2003
 Class A................................         --              --            7.34        22.91       47.14
 Class B................................         --              --            6.63        20.99       46.17
 Class C................................         --              --            6.64        20.99       46.27
 Class H................................         --              --            6.65        21.02       46.28
 Class L................................         --              --            7.34        22.90       47.17
 Class M................................         --              --            6.64        21.00       46.24
 Class N................................         --              --            6.65        21.02       46.28
 Class Y................................         --              --            7.45        23.06       47.72
 For the Period February 19, 2002
  through October 31, 2002
 Class A................................         --              --           (4.64)       15.57      (22.97)(f)
 Class B................................         --              --           (4.37)       14.36      (23.31)(f)
 Class C................................         --              --           (4.38)       14.35      (23.37)(f)
 Class Y................................         --              --           (4.60)       15.61      (22.77)(f)
 For the Year Ended October 31, 2002
 Class H................................         --           (0.33)          (3.34)       14.37      (17.41)
 Class L................................         --           (0.33)          (3.48)       15.56      (16.92)
 Class M................................         --           (0.33)          (3.34)       14.36      (17.42)
 Class N................................         --           (0.33)          (3.34)       14.37      (17.41)

                                                 -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                          ------------------------------------------------------------------------------
                                                           RATIO OF            RATIO OF
                                                           EXPENSES            EXPENSES          RATIO OF
                                                          TO AVERAGE          TO AVERAGE            NET
                                          NET ASSETS      NET ASSETS          NET ASSETS        INVESTMENT
                                          AT END OF         BEFORE               AFTER         INCOME (LOSS)   PORTFOLIO
                                            PERIOD        WAIVERS AND         WAIVERS AND       TO AVERAGE     TURNOVER
                                           (000'S)     REIMBURSEMENTS(D)   REIMBURSEMENTS(D)    NET ASSETS      RATE(C)
                                          ----------   -----------------   -----------------   -------------   ---------
THE HARTFORD SMALLCAP GROWTH FUND
 For the Year Ended October 31, 2006
 Class A................................   $228,776          1.56%               1.36%             (0.30)%         86%
 Class B................................     19,078          2.39                2.02              (0.95)          --
 Class C................................     24,070          2.25                2.15              (1.08)          --
 Class H................................     13,634          1.89                1.89              (0.82)          --
 Class L................................    118,452          1.15                1.15              (0.08)          --
 Class M................................     14,483          1.89                1.89              (0.82)          --
 Class N................................      5,846          1.90                1.90              (0.82)          --
 Class Y................................    107,906          0.92                0.92               0.15           --
 From August 31, 2006 (commencement of
  operations) through October 31, 2006
 Class I................................        239          1.28(e)             1.15(e)           (0.43)(e)       --
 For the Year Ended October 31, 2005
 Class A................................     66,403          1.62                1.40              (0.65)          81
 Class B................................     16,230          2.51                2.15              (1.40)          --
 Class C................................     15,668          2.33                2.15              (1.40)          --
 Class H................................     15,245          1.96                1.96              (1.21)          --
 Class L................................    119,114          1.21                1.21              (0.46)          --
 Class M................................     15,461          1.96                1.96              (1.21)          --
 Class N................................      5,969          1.96                1.96              (1.21)          --
 Class Y................................     55,933          0.98                0.98              (0.23)          --
 For the Year Ended October 31, 2004
 Class A................................     42,962          1.77                1.45              (0.81)         102
 Class B................................     11,930          2.59                2.15              (1.51)          --
 Class C................................     10,140          2.38                2.15              (1.51)          --
 Class H................................     17,328          1.98                1.98              (1.34)          --
 Class L................................    114,266          1.43                1.43              (0.79)          --
 Class M................................     16,154          1.98                1.98              (1.34)          --
 Class N................................      6,115          1.98                1.98              (1.34)          --
 Class Y................................      5,788          1.03                1.03              (0.47)          --
 For the Year Ended October 31, 2003
 Class A................................     17,544          1.61                1.45              (0.83)         122
 Class B................................      6,571          2.31                2.15              (1.53)          --
 Class C................................      5,076          2.22                2.15              (1.53)          --
 Class H................................     20,767          2.05                2.05              (1.40)          --
 Class L................................    112,621          1.50                1.45              (0.80)          --
 Class M................................     17,992          2.05                2.05              (1.40)          --
 Class N................................      6,110          2.05                2.05              (1.40)          --
 Class Y................................          1          1.11                1.10              (0.46)          --
 For the Period February 19, 2002
  through October 31, 2002
 Class A................................      3,457          1.82(e)             1.45(e)           (0.93)(e)       93
 Class B................................      1,756          2.52(e)             2.15(e)           (1.60)(e)       --
 Class C................................      1,432          2.38(e)             2.15(e)           (1.60)(e)       --
 Class Y................................          1          1.06(e)             1.00(e)           (0.60)(e)       --
 For the Year Ended October 31, 2002
 Class H................................     16,675          2.05                2.05              (1.65)          93
 Class L................................     86,414          1.50                1.45              (1.06)          --
 Class M................................     13,714          2.05                2.05              (1.65)          --
 Class N................................      4,757          2.05                2.05              (1.65)          --

---------------
(a) Information presented relates to a share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly. Please see Note 3(d).
(e) Annualized.
(f) Not annualized.

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                         -------------------------------------------------------------------------------

                                                                  NET REALIZED
                                                                      AND                                  DISTRIBUTIONS
                                         NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS        FROM
                                         VALUE AT    INVESTMENT       GAIN          FROM       FROM NET      REALIZED
                                         BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT      CAPITAL
                                         OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME         GAINS
                                         ---------   ----------   ------------   ----------   ----------   -------------
THE HARTFORD STOCK FUND
 For the Year Ended October 31, 2006(h)
 Class A................................  $18.39       $ 0.11        $ 2.58        $ 2.69       $(0.04)        $  --
 Class B................................   17.23        (0.05)         2.40          2.35           --            --
 Class C................................   17.35        (0.04)         2.42          2.38           --            --
 Class Y................................   19.18         0.21          2.70          2.91        (0.14)           --
 For the Year Ended October 31, 2005
 Class A................................   16.76         0.16          1.57          1.73        (0.10)           --
 Class B................................   15.76           --          1.47          1.47           --            --
 Class C................................   15.84         0.04          1.47          1.51           --            --
 Class Y................................   17.49         0.24          1.66          1.90        (0.21)           --
 For the Year Ended October 31, 2004
 Class A................................   16.21         0.03          0.52          0.55           --            --
 Class B................................   15.35        (0.10)         0.51          0.41           --            --
 Class C................................   15.41        (0.08)         0.51          0.43           --            --
 Class Y................................   16.81         0.10          0.58          0.68           --            --
 For the Year Ended October 31, 2003
 Class A................................   13.73         0.04          2.44          2.48           --            --
 Class B................................   13.10        (0.07)         2.32          2.25           --            --
 Class C................................   13.13        (0.05)         2.33          2.28           --            --
 Class Y................................   14.15         0.12          2.54          2.66           --            --
 For the Year Ended October 31, 2002(h)
 Class A................................   16.89           --         (3.16)        (3.16)          --            --
 Class B................................   16.24        (0.12)        (3.02)        (3.14)          --            --
 Class C................................   16.23        (0.08)        (3.02)        (3.10)          --            --
 Class Y................................   17.31         0.10         (3.26)        (3.16)          --            --
THE HARTFORD TARGET RETIREMENT 2010
 FUND(G)
 For the Year Ended October 31, 2006
 Class A................................    9.82         0.47          0.22          0.69        (0.50)           --
 Class B................................    9.82         0.34          0.27          0.61        (0.42)           --
 Class C................................    9.82         0.40          0.21          0.61        (0.43)           --
 Class Y................................    9.83         0.50          0.21          0.71        (0.53)           --
 From September 30, 2005, (commencement
  of operations) through October 31,
  2005
 Class A................................   10.00         0.02         (0.20)        (0.18)          --            --
 Class B................................   10.00         0.01         (0.19)        (0.18)          --            --
 Class C................................   10.00         0.01         (0.19)        (0.18)          --            --
 Class Y................................   10.00         0.02         (0.19)        (0.17)          --            --
THE HARTFORD TARGET RETIREMENT 2020
 FUND(G)
 For the Year Ended October 31, 2006(h)
 Class A................................    9.79         0.13          0.86          0.99        (0.35)           --
 Class B................................    9.78         0.04          0.88          0.92        (0.28)           --
 Class C................................    9.78         0.04          0.88          0.92        (0.28)           --
 Class Y................................    9.79         0.27          0.75          1.02        (0.38)           --
 From September 30, 2005, (commencement
  of operations) through October 31,
  2005
 Class A................................   10.00         0.01         (0.22)        (0.21)          --            --
 Class B................................   10.00         0.01         (0.23)        (0.22)          --            --
 Class C................................   10.00         0.01         (0.23)        (0.22)          --            --
 Class Y................................   10.00         0.01         (0.22)        (0.21)          --            --

                                            -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                          --------------------------------------------------------------------

                                                                              NET
                                                                            INCREASE     NET ASSET
                                          DISTRIBUTIONS                    (DECREASE)    VALUE AT
                                              FROM            TOTAL       IN NET ASSET      END        TOTAL
                                             CAPITAL      DISTRIBUTIONS      VALUE       OF PERIOD   RETURN(B)
                                          -------------   -------------   ------------   ---------   ---------
THE HARTFORD STOCK FUND
 For the Year Ended October 31, 2006(h)
 Class A................................     $   --          $(0.04)         $ 2.65       $21.04       14.65%
 Class B................................         --              --            2.35        19.58       13.64
 Class C................................         --              --            2.38        19.73       13.72
 Class Y................................         --           (0.14)           2.77        21.95       15.21
 For the Year Ended October 31, 2005
 Class A................................         --           (0.10)           1.63        18.39       10.36
 Class B................................         --              --            1.47        17.23        9.33
 Class C................................         --              --            1.51        17.35        9.53
 Class Y................................         --           (0.21)           1.69        19.18       10.91
 For the Year Ended October 31, 2004
 Class A................................         --              --            0.55        16.76        3.39
 Class B................................         --              --            0.41        15.76        2.67
 Class C................................         --              --            0.43        15.84        2.79
 Class Y................................         --              --            0.68        17.49        4.04
 For the Year Ended October 31, 2003
 Class A................................         --              --            2.48        16.21       18.06
 Class B................................         --              --            2.25        15.35       17.18
 Class C................................         --              --            2.28        15.41       17.36
 Class Y................................         --              --            2.66        16.81       18.80
 For the Year Ended October 31, 2002(h)
 Class A................................         --              --           (3.16)       13.73      (18.71)
 Class B................................         --              --           (3.14)       13.10      (19.34)
 Class C................................         --              --           (3.10)       13.13      (19.10)
 Class Y................................         --              --           (3.16)       14.15      (18.26)
THE HARTFORD TARGET RETIREMENT 2010
 FUND(G)
 For the Year Ended October 31, 2006
 Class A................................      (0.36)          (0.86)          (0.17)        9.65        7.43
 Class B................................      (0.36)          (0.78)          (0.17)        9.65        6.58
 Class C................................      (0.36)          (0.79)          (0.18)        9.64        6.53
 Class Y................................      (0.36)          (0.89)          (0.18)        9.65        7.62
 From September 30, 2005, (commencement
  of operations) through October 31,
  2005
 Class A................................         --              --           (0.18)        9.82       (1.80)(f)
 Class B................................         --              --           (0.18)        9.82       (1.80)(f)
 Class C................................         --              --           (0.18)        9.82       (1.80)(f)
 Class Y................................         --              --           (0.17)        9.83       (1.70)(f)
THE HARTFORD TARGET RETIREMENT 2020
 FUND(G)
 For the Year Ended October 31, 2006(h)
 Class A................................         --           (0.35)           0.64        10.43       10.37
 Class B................................         --           (0.28)           0.64        10.42        9.56
 Class C................................         --           (0.28)           0.64        10.42        9.58
 Class Y................................         --           (0.38)           0.64        10.43       10.70
 From September 30, 2005, (commencement
  of operations) through October 31,
  2005
 Class A................................         --              --           (0.21)        9.79       (2.10)(f)
 Class B................................         --              --           (0.22)        9.78       (2.20)(f)
 Class C................................         --              --           (0.22)        9.78       (2.20)(f)
 Class Y................................         --              --           (0.21)        9.79       (2.10)(f)

                                                 -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                          ------------------------------------------------------------------------------
                                                           RATIO OF            RATIO OF
                                                           EXPENSES            EXPENSES          RATIO OF
                                                          TO AVERAGE          TO AVERAGE            NET
                                          NET ASSETS      NET ASSETS          NET ASSETS        INVESTMENT
                                          AT END OF         BEFORE               AFTER         INCOME (LOSS)   PORTFOLIO
                                            PERIOD        WAIVERS AND         WAIVERS AND       TO AVERAGE     TURNOVER
                                           (000'S)     REIMBURSEMENTS(D)   REIMBURSEMENTS(D)    NET ASSETS      RATE(C)
                                          ----------   -----------------   -----------------   -------------   ---------
THE HARTFORD STOCK FUND
 For the Year Ended October 31, 2006(h)
 Class A................................   $684,726          1.41%               1.28%              0.53%         110%
 Class B................................    223,639          2.23                2.12              (0.30)          --
 Class C................................    161,554          2.08                2.03              (0.21)          --
 Class Y................................    131,759          0.83                0.78               1.03           --
 For the Year Ended October 31, 2005
 Class A................................    727,492          1.42                1.33               0.89           62
 Class B................................    278,445          2.23                2.23              (0.02)          --
 Class C................................    182,587          2.09                2.09               0.17           --
 Class Y................................    107,578          0.83                0.83               1.24           --
 For the Year Ended October 31, 2004
 Class A................................    952,606          1.42                1.42               0.18           29
 Class B................................    343,148          2.18                2.18              (0.59)          --
 Class C................................    256,271          2.03                2.03              (0.44)          --
 Class Y................................     80,932          0.80                0.80               0.80           --
 For the Year Ended October 31, 2003
 Class A................................    976,663          1.47                1.45               0.26           37
 Class B................................    376,437          2.20                2.18              (0.47)          --
 Class C................................    311,874          2.07                2.07              (0.36)          --
 Class Y................................     42,894          0.88                0.88               0.84           --
 For the Year Ended October 31, 2002(h)
 Class A................................    880,371          1.47                1.42              (0.01)          48
 Class B................................    351,382          2.15                2.15              (0.74)          --
 Class C................................    313,173          2.03                2.03              (0.62)          --
 Class Y................................     34,116          0.85                0.85               0.58           --
THE HARTFORD TARGET RETIREMENT 2010
 FUND(G)
 For the Year Ended October 31, 2006
 Class A................................      1,618          8.32                0.54               2.01           10
 Class B................................        226          9.17                1.29               1.24           --
 Class C................................        475          9.13                1.30               1.63           --
 Class Y................................        135          8.02                0.23               2.31           --
 From September 30, 2005, (commencement
  of operations) through October 31,
  2005
 Class A................................         11          0.65(e)             0.49(e)            2.53(e)        12
 Class B................................         10          1.41(e)             1.26(e)            1.61(e)        --
 Class C................................         10          1.41(e)             1.27(e)            1.60(e)        --
 Class Y................................         10          0.32(e)             0.21(e)            2.65(e)        --
THE HARTFORD TARGET RETIREMENT 2020
 FUND(G)
 For the Year Ended October 31, 2006(h)
 Class A................................      2,125          9.85                0.53               1.35           19
 Class B................................        291         10.69                1.29               0.39           --
 Class C................................        337         10.62                1.30               0.41           --
 Class Y................................         11          9.41                0.22               2.73           --
 From September 30, 2005, (commencement
  of operations) through October 31,
  2005
 Class A................................        144          0.66(e)             0.51(e)            2.77(e)        28
 Class B................................         10          1.37(e)             1.25(e)            0.86(e)        --
 Class C................................         10          1.37(e)             1.26(e)            0.85(e)        --
 Class Y................................         10          0.29(e)             0.20(e)            1.91(e)        --

---------------
(a) Information presented relates to a share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly. Please see Note 3(d).
(e) Annualized.
(f) Not annualized.
(g) Expense ratios do not include expenses of the underlying funds.
(h) Per share amounts have been calculated using average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                         -------------------------------------------------------------------------------

                                                                  NET REALIZED
                                                                      AND                                  DISTRIBUTIONS
                                         NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS        FROM
                                         VALUE AT    INVESTMENT       GAIN          FROM       FROM NET      REALIZED
                                         BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT      CAPITAL
                                         OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME         GAINS
                                         ---------   ----------   ------------   ----------   ----------   -------------
THE HARTFORD TARGET RETIREMENT 2030
 FUND(G)
 For the Year Ended October 31, 2006(h)
 Class A................................  $ 9.75       $0.03         $ 0.87        $ 0.90       $(0.49)       $   --
 Class B................................    9.74       (0.02)          0.86          0.84        (0.42)           --
 Class C................................    9.74          --           0.85          0.85        (0.42)           --
 Class Y................................    9.75        0.10           0.84          0.94        (0.53)           --
 From September 30, 2005, (commencement
  of operations) through October 31,
  2005
 Class A................................   10.00        0.01          (0.26)        (0.25)          --            --
 Class B................................   10.00          --          (0.26)        (0.26)          --            --
 Class C................................   10.00          --          (0.26)        (0.26)          --            --
 Class Y................................   10.00        0.01          (0.26)        (0.25)          --            --
THE HARTFORD TAX-FREE CALIFORNIA FUND
 For the Year Ended October 31, 2006
 Class A................................   10.32        0.38           0.24          0.62        (0.38)        (0.01)
 Class B................................   10.31        0.30           0.24          0.54        (0.30)        (0.01)
 Class C................................   10.33        0.30           0.24          0.54        (0.30)        (0.01)
 For the Year Ended October 31, 2005
 Class A................................   10.32        0.38             --          0.38        (0.38)           --
 Class B................................   10.31        0.29           0.01          0.30        (0.30)           --
 Class C................................   10.33        0.29           0.01          0.30        (0.30)           --
 For the Year Ended October 31, 2004
 Class A................................    9.93        0.38           0.41          0.79        (0.40)           --
 Class B................................    9.92        0.34           0.38          0.72        (0.33)           --
 Class C................................    9.93        0.32           0.41          0.73        (0.33)           --
 From inception October 31, 2002,
  through October 31, 2003
 Class A................................   10.00        0.37          (0.07)         0.30        (0.37)           --
 Class B................................   10.00        0.30          (0.08)         0.22        (0.30)           --
 Class C................................   10.00        0.30          (0.07)         0.23        (0.30)           --

                                            -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                          --------------------------------------------------------------------

                                                                              NET
                                                                            INCREASE     NET ASSET
                                          DISTRIBUTIONS                    (DECREASE)    VALUE AT
                                              FROM            TOTAL       IN NET ASSET      END        TOTAL
                                             CAPITAL      DISTRIBUTIONS      VALUE       OF PERIOD   RETURN(B)
                                          -------------   -------------   ------------   ---------   ---------
THE HARTFORD TARGET RETIREMENT 2030
 FUND(G)
 For the Year Ended October 31, 2006(h)
 Class A................................     $(0.80)         $(1.29)         $(0.39)      $ 9.36       10.00%
 Class B................................      (0.80)          (1.22)          (0.38)        9.36        9.22
 Class C................................      (0.80)          (1.22)          (0.37)        9.37        9.35
 Class Y................................      (0.80)          (1.33)          (0.39)        9.36       10.40
 From September 30, 2005, (commencement
  of operations) through October 31,
  2005
 Class A................................         --              --           (0.25)        9.75       (2.50)(f)
 Class B................................         --              --           (0.26)        9.74       (2.60)(f)
 Class C................................         --              --           (0.26)        9.74       (2.60)(f)
 Class Y................................         --              --           (0.25)        9.75       (2.50)(f)
THE HARTFORD TAX-FREE CALIFORNIA FUND
 For the Year Ended October 31, 2006
 Class A................................         --           (0.39)           0.23        10.55        6.13
 Class B................................         --           (0.31)           0.23        10.54        5.34
 Class C................................         --           (0.31)           0.23        10.56        5.33
 For the Year Ended October 31, 2005
 Class A................................         --           (0.38)             --        10.32        3.69
 Class B................................         --           (0.30)             --        10.31        2.92
 Class C................................         --           (0.30)             --        10.33        2.91
 For the Year Ended October 31, 2004
 Class A................................         --           (0.40)           0.39        10.32        8.15
 Class B................................         --           (0.33)           0.39        10.31        7.40
 Class C................................         --           (0.33)           0.40        10.33        7.49
 From inception October 31, 2002,
  through October 31, 2003
 Class A................................         --           (0.37)          (0.07)        9.93        3.06(f)
 Class B................................         --           (0.30)          (0.08)        9.92        2.23(f)
 Class C................................         --           (0.30)          (0.07)        9.93        2.34(f)

                                                 -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                          ------------------------------------------------------------------------------
                                                           RATIO OF            RATIO OF
                                                           EXPENSES            EXPENSES          RATIO OF
                                                          TO AVERAGE          TO AVERAGE            NET
                                          NET ASSETS      NET ASSETS          NET ASSETS        INVESTMENT
                                          AT END OF         BEFORE               AFTER         INCOME (LOSS)   PORTFOLIO
                                            PERIOD        WAIVERS AND         WAIVERS AND       TO AVERAGE     TURNOVER
                                           (000'S)     REIMBURSEMENTS(D)   REIMBURSEMENTS(D)    NET ASSETS      RATE(C)
                                          ----------   -----------------   -----------------   -------------   ---------
THE HARTFORD TARGET RETIREMENT 2030
 FUND(G)
 For the Year Ended October 31, 2006(h)
 Class A................................   $ 1,857           14.20%              0.53%              0.37%          19%
 Class B................................       305           15.05               1.24              (0.28)          --
 Class C................................        81           15.18               1.10                 --           --
 Class Y................................        32           13.67               0.21               1.10           --
 From September 30, 2005, (commencement
  of operations) through October 31,
  2005
 Class A................................        10            0.69(e)            0.48(e)            0.76(e)        14
 Class B................................        10            1.39(e)            1.24(e)              --(e)        --
 Class C................................         9            1.39(e)            1.24(e)              --(e)        --
 Class Y................................        10            0.34(e)            0.19(e)            1.05(e)        --
THE HARTFORD TAX-FREE CALIFORNIA FUND
 For the Year Ended October 31, 2006
 Class A................................    24,796            0.99               0.90               3.71            2
 Class B................................     1,571            1.77               1.65               2.96           --
 Class C................................     3,435            1.78               1.65               2.95           --
 For the Year Ended October 31, 2005
 Class A................................    15,601            1.02               0.90               3.64           31
 Class B................................     1,305            1.80               1.65               2.90           --
 Class C................................     1,937            1.80               1.65               2.90           --
 For the Year Ended October 31, 2004
 Class A................................    14,846            1.03               0.95               3.85           41
 Class B................................     1,017            1.84               1.65               3.12           --
 Class C................................     1,448            1.85               1.65               3.06           --
 From inception October 31, 2002,
  through October 31, 2003
 Class A................................    10,799            1.57(e)            0.95(e)            3.73(e)        64
 Class B................................     1,827            2.32(e)            1.65(e)            3.07(e)        --
 Class C................................     1,230            2.18(e)            1.65(e)            3.02(e)        --

---------------
(a) Information presented relates to a share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly. Please see Note 3(d).
(e) Annualized.
(f) Not annualized.
(g) Expense ratios do not include expenses of the underlying funds.
(h) Per share amounts have been calculated using average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                         -------------------------------------------------------------------------------

                                                                  NET REALIZED
                                                                      AND                                  DISTRIBUTIONS
                                         NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS        FROM
                                         VALUE AT    INVESTMENT       GAIN          FROM       FROM NET      REALIZED
                                         BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT      CAPITAL
                                         OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME         GAINS
                                         ---------   ----------   ------------   ----------   ----------   -------------
THE HARTFORD TAX-FREE MINNESOTA FUND
 For the Year Ended October 31, 2006
 Class A................................  $10.22       $0.41         $ 0.13        $0.54        $(0.41)       $(0.02)
 Class B................................   10.23        0.33           0.14         0.47         (0.33)        (0.02)
 Class C................................   10.25        0.33           0.14         0.47         (0.33)        (0.02)
 Class E................................   10.28        0.41           0.13         0.54         (0.41)        (0.02)
 Class H................................   10.28        0.33           0.14         0.47         (0.33)        (0.02)
 Class L................................   10.25        0.40           0.14         0.54         (0.40)        (0.02)
 Class M................................   10.27        0.33           0.14         0.47         (0.33)        (0.02)
 Class N................................   10.27        0.33           0.14         0.47         (0.33)        (0.02)
 Class Y................................   10.22        0.41           0.14         0.55         (0.41)        (0.02)
 For the Year Ended October 31, 2005(h)
 Class A................................   10.44        0.39          (0.22)        0.17         (0.39)           --
 Class B................................   10.45        0.31          (0.21)        0.10         (0.32)           --
 Class C................................   10.46        0.32          (0.21)        0.11         (0.32)           --
 Class E................................   10.50        0.39          (0.21)        0.18         (0.40)           --
 Class H................................   10.49        0.31          (0.20)        0.11         (0.32)           --
 Class L................................   10.47        0.39          (0.22)        0.17         (0.39)           --
 Class M................................   10.48        0.31          (0.20)        0.11         (0.32)           --
 Class N................................   10.49        0.31          (0.21)        0.10         (0.32)           --
 Class Y................................   10.44        0.40          (0.23)        0.17         (0.39)           --
 For the Year Ended October 31, 2004
 Class A................................   10.46        0.41           0.24         0.65         (0.40)        (0.27)
 Class B................................   10.46        0.33           0.25         0.58         (0.32)        (0.27)
 Class C................................   10.48        0.33           0.24         0.57         (0.32)        (0.27)
 Class E................................   10.52        0.43           0.25         0.68         (0.43)        (0.27)
 Class H................................   10.51        0.37           0.20         0.57         (0.32)        (0.27)
 Class L................................   10.49        0.41           0.24         0.65         (0.40)        (0.27)
 Class M................................   10.50        0.36           0.21         0.57         (0.32)        (0.27)
 Class N................................   10.50        0.33           0.25         0.58         (0.32)        (0.27)
 Class Y................................   10.47        0.43           0.24         0.67         (0.43)        (0.27)
 For the Year Ended October 31, 2003(h)
 Class A................................   10.46        0.38           0.05         0.43         (0.38)        (0.05)
 Class B................................   10.47        0.31           0.04         0.35         (0.31)        (0.05)
 Class C................................   10.48        0.31           0.05         0.36         (0.31)        (0.05)
 Class E................................   10.53        0.41           0.05         0.46         (0.42)        (0.05)
 Class H................................   10.52        0.30           0.06         0.36         (0.32)        (0.05)
 Class L................................   10.49        0.39           0.05         0.44         (0.39)        (0.05)
 Class M................................   10.49        0.31           0.07         0.38         (0.32)        (0.05)
 Class N................................   10.51        0.31           0.05         0.36         (0.32)        (0.05)
 Class Y................................   10.49        0.40           0.06         0.46         (0.43)        (0.05)
 For the Period February 19, 2002
  through October 31, 2002
 Class A................................   10.29        0.26           0.16         0.42         (0.25)           --
 Class B................................   10.27        0.20           0.20         0.40         (0.20)           --
 Class C................................   10.27        0.20           0.21         0.41         (0.20)           --
 Class Y................................   10.29        0.29           0.20         0.49         (0.29)           --
 For the Year Ended October 31, 2002
 Class E................................   10.45        0.40           0.07         0.47         (0.39)           --
 Class H................................   10.44        0.29           0.07         0.36         (0.28)           --
 Class L................................   10.42        0.37           0.06         0.43         (0.36)           --
 Class M................................   10.42        0.29           0.06         0.35         (0.28)           --
 Class N................................   10.44        0.29           0.06         0.35         (0.28)           --

                                            -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                          --------------------------------------------------------------------

                                                                              NET
                                                                            INCREASE     NET ASSET
                                          DISTRIBUTIONS                    (DECREASE)    VALUE AT
                                              FROM            TOTAL       IN NET ASSET      END        TOTAL
                                             CAPITAL      DISTRIBUTIONS      VALUE       OF PERIOD   RETURN(B)
                                          -------------   -------------   ------------   ---------   ---------
THE HARTFORD TAX-FREE MINNESOTA FUND
 For the Year Ended October 31, 2006
 Class A................................     $   --          $(0.43)         $ 0.11       $10.33        5.35%
 Class B................................         --           (0.35)           0.12        10.35        4.65
 Class C................................         --           (0.35)           0.12        10.37        4.65
 Class E................................         --           (0.43)           0.11        10.39        5.32
 Class H................................         --           (0.35)           0.12        10.40        4.63
 Class L................................         --           (0.42)           0.12        10.37        5.38
 Class M................................         --           (0.35)           0.12        10.39        4.63
 Class N................................         --           (0.35)           0.12        10.39        4.63
 Class Y................................         --           (0.43)           0.12        10.34        5.44
 For the Year Ended October 31, 2005(h)
 Class A................................         --           (0.39)          (0.22)       10.22        1.66
 Class B................................         --           (0.32)          (0.22)       10.23        0.91
 Class C................................         --           (0.32)          (0.21)       10.25        1.01
 Class E................................         --           (0.40)          (0.22)       10.28        1.68
 Class H................................         --           (0.32)          (0.21)       10.28        1.00
 Class L................................         --           (0.39)          (0.22)       10.25        1.62
 Class M................................         --           (0.32)          (0.21)       10.27        1.00
 Class N................................         --           (0.32)          (0.22)       10.27        0.91
 Class Y................................         --           (0.39)          (0.22)       10.22        1.66
 For the Year Ended October 31, 2004
 Class A................................         --           (0.67)          (0.02)       10.44        6.37
 Class B................................         --           (0.59)          (0.01)       10.45        5.71
 Class C................................         --           (0.59)          (0.02)       10.46        5.60
 Class E................................         --           (0.70)          (0.02)       10.50        6.62
 Class H................................         --           (0.59)          (0.02)       10.49        5.61
 Class L................................         --           (0.67)          (0.02)       10.47        6.41
 Class M................................         --           (0.59)          (0.02)       10.48        5.61
 Class N................................         --           (0.59)          (0.01)       10.49        5.71
 Class Y................................         --           (0.70)          (0.03)       10.44        6.58
 For the Year Ended October 31, 2003(h)
 Class A................................         --           (0.43)             --        10.46        4.23
 Class B................................         --           (0.36)          (0.01)       10.46        3.42
 Class C................................         --           (0.36)             --        10.48        3.51
 Class E................................         --           (0.47)          (0.01)       10.52        4.50
 Class H................................         --           (0.37)          (0.01)       10.51        3.46
 Class L................................         --           (0.44)             --        10.49        4.34
 Class M................................         --           (0.37)           0.01        10.50        3.67
 Class N................................         --           (0.37)          (0.01)       10.50        3.47
 Class Y................................         --           (0.48)          (0.02)       10.47        4.50
 For the Period February 19, 2002
  through October 31, 2002
 Class A................................         --           (0.25)           0.17        10.46        4.16(f)
 Class B................................         --           (0.20)           0.20        10.47        3.93(f)
 Class C................................         --           (0.20)           0.21        10.48        4.03(f)
 Class Y................................         --           (0.29)           0.20        10.49        4.92(f)
 For the Year Ended October 31, 2002
 Class E................................         --           (0.39)           0.08        10.53        4.58
 Class H................................         --           (0.28)           0.08        10.52        3.56
 Class L................................         --           (0.36)           0.07        10.49        4.22
 Class M................................         --           (0.28)           0.07        10.49        3.46
 Class N................................         --           (0.28)           0.07        10.51        3.46

                                                 -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                          ------------------------------------------------------------------------------
                                                           RATIO OF            RATIO OF
                                                           EXPENSES            EXPENSES          RATIO OF
                                                          TO AVERAGE          TO AVERAGE            NET
                                          NET ASSETS      NET ASSETS          NET ASSETS        INVESTMENT
                                          AT END OF         BEFORE               AFTER         INCOME (LOSS)   PORTFOLIO
                                            PERIOD        WAIVERS AND         WAIVERS AND       TO AVERAGE     TURNOVER
                                           (000'S)     REIMBURSEMENTS(D)   REIMBURSEMENTS(D)    NET ASSETS      RATE(C)
                                          ----------   -----------------   -----------------   -------------   ---------
THE HARTFORD TAX-FREE MINNESOTA FUND
 For the Year Ended October 31, 2006
 Class A................................  $    6,846         1.23%               0.85%              3.97%          16%
 Class B................................         804         1.98                1.57               3.25           --
 Class C................................         411         1.96                1.57               3.25           --
 Class E................................      23,819         0.86                0.83               3.99           --
 Class H................................         116         1.86                1.57               3.25           --
 Class L................................       2,648         1.11                0.87               3.95           --
 Class M................................         120         1.86                1.57               3.25           --
 Class N................................         195         1.86                1.57               3.25           --
 Class Y................................          11         0.88                0.83               3.99           --
 For the Year Ended October 31, 2005(h)
 Class A................................       5,547         1.26                0.85               3.76           10
 Class B................................         814         2.02                1.60               3.01           --
 Class C................................         418         2.03                1.60               3.02           --
 Class E................................      25,770         0.87                0.87               3.72           --
 Class H................................         116         1.87                1.60               3.00           --
 Class L................................       2,890         1.12                0.90               3.70           --
 Class M................................         127         1.87                1.60               2.99           --
 Class N................................         197         1.87                1.60               3.00           --
 Class Y................................          10         0.90                0.90               3.83           --
 For the Year Ended October 31, 2004
 Class A................................       4,286         1.27                0.98               3.87           13
 Class B................................         645         1.99                1.68               3.16           --
 Class C................................         321         1.98                1.69               3.15           --
 Class E................................      27,346         0.82                0.82               4.03           --
 Class H................................         116         1.82                1.68               3.16           --
 Class L................................       2,765         1.07                0.96               3.88           --
 Class M................................         206         1.82                1.70               3.14           --
 Class N................................         214         1.82                1.68               3.17           --
 Class Y................................           1         0.85                0.85               4.07           --
 For the Year Ended October 31, 2003(h)
 Class A................................       3,242         1.50                1.15               3.58           17
 Class B................................         532         2.21                1.85               2.88           --
 Class C................................         414         2.09                1.85               2.88           --
 Class E................................      29,784         0.83                0.80               3.92           --
 Class H................................         155         1.81                1.78               2.89           --
 Class L................................       2,922         1.07                1.05               3.67           --
 Class M................................         454         1.82                1.80               2.92           --
 Class N................................         212         1.83                1.80               2.92           --
 Class Y................................           1         0.91                0.80               3.82           --
 For the Period February 19, 2002
  through October 31, 2002
 Class A................................       2,073         1.37(e)             1.15(e)            3.57(e)        36
 Class B................................         238         2.09(e)             1.85(e)            2.73(e)        --
 Class C................................         304         1.92(e)             1.85(e)            2.79(e)        --
 Class Y................................           1         0.65(e)             0.65(e)            3.83(e)        --
 For the Year Ended October 31, 2002
 Class E................................      31,414         0.79                0.79               3.81           36
 Class H................................         577         1.81                1.81               2.81           --
 Class L................................       3,344         1.04                1.04               3.56           --
 Class M................................         562         1.79                1.79               2.81           --
 Class N................................         203         1.79                1.79               2.81           --

---------------
(a) Information presented relates to a share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly. Please see Note 3(d).
(e) Annualized.
(f) Not annualized.
(h) Per share amounts have been calculated using average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                         -------------------------------------------------------------------------------

                                                                  NET REALIZED
                                                                      AND                                  DISTRIBUTIONS
                                         NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS        FROM
                                         VALUE AT    INVESTMENT       GAIN          FROM       FROM NET      REALIZED
                                         BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT      CAPITAL
                                         OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME         GAINS
                                         ---------   ----------   ------------   ----------   ----------   -------------
THE HARTFORD TAX-FREE NATIONAL FUND
 For the Year Ended October 31, 2006
 Class A................................  $11.13       $0.45         $ 0.29        $0.74        $(0.45)       $(0.08)
 Class B................................   11.06        0.37           0.28         0.65         (0.37)        (0.08)
 Class C................................   11.09        0.37           0.28         0.65         (0.37)        (0.08)
 Class E................................   11.12        0.46           0.29         0.75         (0.46)        (0.08)
 Class H................................   11.09        0.36           0.30         0.66         (0.37)        (0.08)
 Class L................................   11.10        0.44           0.29         0.73         (0.44)        (0.08)
 Class M................................   11.09        0.36           0.30         0.66         (0.37)        (0.08)
 Class N................................   11.07        0.36           0.29         0.65         (0.37)        (0.08)
 Class Y................................   11.11        0.46           0.29         0.75         (0.46)        (0.08)
 For the Year Ended October 31, 2005(h)
 Class A................................   11.22        0.43          (0.09)        0.34         (0.43)           --
 Class B................................   11.15        0.35          (0.09)        0.26         (0.35)           --
 Class C................................   11.18        0.35          (0.09)        0.26         (0.35)           --
 Class E................................   11.21        0.45          (0.10)        0.35         (0.44)           --
 Class H................................   11.18        0.35          (0.09)        0.26         (0.35)           --
 Class L................................   11.19        0.43          (0.09)        0.34         (0.43)           --
 Class M................................   11.18        0.35          (0.09)        0.26         (0.35)           --
 Class N................................   11.16        0.35          (0.09)        0.26         (0.35)           --
 Class Y................................   11.20        0.45          (0.10)        0.35         (0.44)           --
 For the Year Ended October 31, 2004
 Class A................................   11.07        0.45           0.32         0.77         (0.45)        (0.17)
 Class B................................   11.00        0.37           0.32         0.69         (0.37)        (0.17)
 Class C................................   11.02        0.37           0.33         0.70         (0.37)        (0.17)
 Class E................................   11.05        0.47           0.33         0.80         (0.47)        (0.17)
 Class H................................   11.03        0.46           0.23         0.69         (0.37)        (0.17)
 Class L................................   11.04        0.44           0.33         0.77         (0.45)        (0.17)
 Class M................................   11.03        0.36           0.33         0.69         (0.37)        (0.17)
 Class N................................   11.01        0.37           0.32         0.69         (0.37)        (0.17)
 Class Y................................   11.06        0.47           0.32         0.79         (0.48)        (0.17)
 For the Year Ended October 31, 2003
 Class A................................   11.28        0.41           0.04         0.45         (0.41)        (0.25)
 Class B................................   11.21        0.33           0.04         0.37         (0.33)        (0.25)
 Class C................................   11.23        0.33           0.04         0.37         (0.33)        (0.25)
 Class E................................   11.27        0.45           0.03         0.48         (0.45)        (0.25)
 Class H................................   11.24        0.36           0.02         0.38         (0.34)        (0.25)
 Class L................................   11.25        0.42           0.04         0.46         (0.42)        (0.25)
 Class M................................   11.24        0.34           0.04         0.38         (0.34)        (0.25)
 Class N................................   11.22        0.33           0.05         0.38         (0.34)        (0.25)
 Class Y................................   11.28        0.45           0.04         0.49         (0.46)        (0.25)
 For the Period February 19, 2002
  through October 31, 2002
 Class A................................   10.99        0.26           0.30         0.56         (0.27)           --
 Class B................................   10.97        0.20           0.25         0.45         (0.21)           --
 Class C................................   10.97        0.20           0.27         0.47         (0.21)           --
 Class Y................................   10.99        0.33           0.27         0.60         (0.31)           --
 For the Year Ended October 31, 2002
 Class E................................   11.18        0.41           0.12         0.53         (0.40)        (0.04)
 Class H................................   11.15        0.32           0.11         0.43         (0.30)        (0.04)
 Class L................................   11.16        0.39           0.12         0.51         (0.38)        (0.04)
 Class M................................   11.15        0.31           0.12         0.43         (0.30)        (0.04)
 Class N................................   11.13        0.31           0.12         0.43         (0.30)        (0.04)

                                            -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                          --------------------------------------------------------------------

                                                                              NET
                                                                            INCREASE     NET ASSET
                                          DISTRIBUTIONS                    (DECREASE)    VALUE AT
                                              FROM            TOTAL       IN NET ASSET      END        TOTAL
                                             CAPITAL      DISTRIBUTIONS      VALUE       OF PERIOD   RETURN(B)
                                          -------------   -------------   ------------   ---------   ---------
THE HARTFORD TAX-FREE NATIONAL FUND
 For the Year Ended October 31, 2006
 Class A................................     $   --          $(0.53)         $ 0.21       $11.34      6.82%
 Class B................................         --           (0.45)           0.20        11.26       5.97
 Class C................................         --           (0.45)           0.20        11.29       5.95
 Class E................................         --           (0.54)           0.21        11.33       6.94
 Class H................................         --           (0.45)           0.21        11.30       6.03
 Class L................................         --           (0.52)           0.21        11.31       6.77
 Class M................................         --           (0.45)           0.21        11.30       6.04
 Class N................................         --           (0.45)           0.20        11.27       5.95
 Class Y................................         --           (0.54)           0.21        11.32       6.91
 For the Year Ended October 31, 2005(h)
 Class A................................         --           (0.43)          (0.09)       11.13       3.10
 Class B................................         --           (0.35)          (0.09)       11.06       2.36
 Class C................................         --           (0.35)          (0.09)       11.09       2.35
 Class E................................         --           (0.44)          (0.09)       11.12       3.20
 Class H................................         --           (0.35)          (0.09)       11.09       2.35
 Class L................................         --           (0.43)          (0.09)       11.10       3.06
 Class M................................         --           (0.35)          (0.09)       11.09       2.35
 Class N................................         --           (0.35)          (0.09)       11.07       2.36
 Class Y................................         --           (0.44)          (0.09)       11.11       3.20
 For the Year Ended October 31, 2004
 Class A................................         --           (0.62)           0.15        11.22       7.10
 Class B................................         --           (0.54)           0.15        11.15       6.39
 Class C................................         --           (0.54)           0.16        11.18       6.47
 Class E................................         --           (0.64)           0.16        11.21       7.45
 Class H................................         --           (0.54)           0.15        11.18       6.37
 Class L................................         --           (0.62)           0.15        11.19       7.12
 Class M................................         --           (0.54)           0.15        11.18       6.37
 Class N................................         --           (0.54)           0.15        11.16       6.38
 Class Y................................         --           (0.65)           0.14        11.20       7.36
 For the Year Ended October 31, 2003
 Class A................................         --           (0.66)          (0.21)       11.07       4.18
 Class B................................         --           (0.58)          (0.21)       11.00       3.43
 Class C................................         --           (0.58)          (0.21)       11.02       3.42
 Class E................................         --           (0.70)          (0.22)       11.05       4.39
 Class H................................         --           (0.59)          (0.21)       11.03       3.47
 Class L................................         --           (0.67)          (0.21)       11.04       4.24
 Class M................................         --           (0.59)          (0.21)       11.03       3.47
 Class N................................         --           (0.59)          (0.21)       11.01       3.48
 Class Y................................         --           (0.71)          (0.22)       11.06       4.53
 For the Period February 19, 2002
  through October 31, 2002
 Class A................................         --           (0.27)           0.29        11.28       5.17(f)
 Class B................................         --           (0.21)           0.24        11.21       4.18(f)
 Class C................................         --           (0.21)           0.26        11.23       4.37(f)
 Class Y................................         --           (0.31)           0.29        11.28       5.52(f)
 For the Year Ended October 31, 2002
 Class E................................         --           (0.44)           0.09        11.27       4.93
 Class H................................         --           (0.34)           0.09        11.24       3.99
 Class L................................         --           (0.42)           0.09        11.25       4.72
 Class M................................         --           (0.34)           0.09        11.24       3.99
 Class N................................         --           (0.34)           0.09        11.22       3.99

                                                 -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                          ------------------------------------------------------------------------------
                                                           RATIO OF            RATIO OF
                                                           EXPENSES            EXPENSES          RATIO OF
                                                          TO AVERAGE          TO AVERAGE            NET
                                          NET ASSETS      NET ASSETS          NET ASSETS        INVESTMENT
                                          AT END OF         BEFORE               AFTER         INCOME (LOSS)   PORTFOLIO
                                            PERIOD        WAIVERS AND         WAIVERS AND       TO AVERAGE     TURNOVER
                                           (000'S)     REIMBURSEMENTS(D)   REIMBURSEMENTS(D)    NET ASSETS      RATE(C)
                                          ----------   -----------------   -----------------   -------------   ---------
THE HARTFORD TAX-FREE NATIONAL FUND
 For the Year Ended October 31, 2006
 Class A................................   $71,876          1.22%               1.00%             4.06%           14%
 Class B................................     6,746           2.00                1.75              3.31            --
 Class C................................    12,889           1.97                1.75              3.31            --
 Class E................................    28,964           0.89                0.89              4.17            --
 Class H................................       189           1.89                1.75              3.30            --
 Class L................................     7,606           1.14                1.05              4.01            --
 Class M................................     1,258           1.89                1.75              3.31            --
 Class N................................       375           1.89                1.75              3.30            --
 Class Y................................        11           0.91                0.89              4.17            --
 For the Year Ended October 31, 2005(h)
 Class A................................    46,163           1.26                1.00              3.88            22
 Class B................................     6,889           2.03                1.75              3.13            --
 Class C................................     8,496           1.99                1.75              3.13            --
 Class E................................    30,993           0.91                0.91              3.97            --
 Class H................................       290           1.91                1.75              3.14            --
 Class L................................     7,958           1.16                1.05              3.83            --
 Class M................................     1,294           1.91                1.75              3.13            --
 Class N................................       495           1.91                1.75              3.13            --
 Class Y................................        10           0.95                0.95              4.04            --
 For the Year Ended October 31, 2004
 Class A................................    35,210           1.30                1.08              4.04            18
 Class B................................     6,236           2.01                1.78              3.32            --
 Class C................................     8,357           1.98                1.78              3.33            --
 Class E................................    32,101           0.89                0.89              4.21            --
 Class H................................       650           1.89                1.79              3.31            --
 Class L................................     7,687           1.15                1.08              4.02            --
 Class M................................     1,397           1.90                1.78              3.33            --
 Class N................................       547           1.90                1.78              3.32            --
 Class Y................................         1           0.91                0.91              4.23            --
 For the Year Ended October 31, 2003
 Class A................................    21,457           1.61                1.15              3.75            35
 Class B................................     6,598           2.33                1.85              3.05            --
 Class C................................     7,588           2.21                1.85              3.06            --
 Class E................................    33,998           0.92                0.85              4.00            --
 Class H................................     1,747           1.92                1.84              2.99            --
 Class L................................     7,454           1.18                1.10              3.76            --
 Class M................................     1,235           1.92                1.84              3.01            --
 Class N................................       607           1.93                1.85              3.01            --
 Class Y................................         1           1.17                0.85              4.06            --
 For the Period February 19, 2002
  through October 31, 2002
 Class A................................    12,192           1.63(e)             1.15(e)           3.31(e)         47
 Class B................................     3,764           2.33(e)             1.85(e)           2.54(e)         --
 Class C................................     3,121           2.18(e)             1.85(e)           2.57(e)         --
 Class Y................................         1           0.63(e)             0.63(e)           4.15(e)         --
 For the Year Ended October 31, 2002
 Class E................................    39,423           0.94                0.94              3.70            47
 Class H................................     2,895           1.95                1.85              2.83            --
 Class L................................     7,360           1.19                1.15              3.50            --
 Class M................................     1,552           1.95                1.85              2.80            --
 Class N................................       600           1.95                1.85              2.80            --

---------------
(a) Information presented relates to a share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly. Please see Note 3(d).
(e) Annualized.
(f) Not annualized.
(h) Per share amounts have been calculated using average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                         -------------------------------------------------------------------------------

                                                                  NET REALIZED
                                                                      AND                                  DISTRIBUTIONS
                                         NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS        FROM
                                         VALUE AT    INVESTMENT       GAIN          FROM       FROM NET      REALIZED
                                         BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT      CAPITAL
                                         OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME         GAINS
                                         ---------   ----------   ------------   ----------   ----------   -------------
THE HARTFORD TAX-FREE NEW YORK FUND
 For the Year Ended October 31, 2006
 Class A................................  $10.32       $0.39         $ 0.23        $0.62        $(0.39)       $(0.02)
 Class B................................   10.32        0.31           0.24         0.55         (0.32)        (0.02)
 Class C................................   10.32        0.32           0.23         0.55         (0.32)        (0.02)
 For the Year Ended October 31, 2005
 Class A................................   10.42        0.36          (0.08)        0.28         (0.36)        (0.02)
 Class B................................   10.42        0.28          (0.08)        0.20         (0.28)        (0.02)
 Class C................................   10.42        0.28          (0.08)        0.20         (0.28)        (0.02)
 For the Year Ended October 31, 2004
 Class A................................   10.15        0.37           0.37         0.74         (0.39)        (0.08)
 Class B................................   10.15        0.30           0.37         0.67         (0.32)        (0.08)
 Class C................................   10.15        0.30           0.37         0.67         (0.32)        (0.08)
 From inception October 31, 2002,
  through October 31, 2003
 Class A................................   10.00        0.34           0.16         0.50         (0.35)           --
 Class B................................   10.00        0.27           0.16         0.43         (0.28)           --
 Class C................................   10.00        0.27           0.16         0.43         (0.28)           --
THE HARTFORD TOTAL RETURN BOND FUND
 For the Year Ended October 31, 2006
 Class A................................   10.62        0.41           0.04         0.45         (0.42)        (0.06)
 Class B................................   10.57        0.33           0.04         0.37         (0.34)        (0.06)
 Class C................................   10.64        0.34           0.03         0.37         (0.34)        (0.06)
 Class Y................................   10.73        0.47           0.04         0.51         (0.47)        (0.06)
 From August 31, 2006, (commencement of
  operations) through October 31, 2006
 Class I................................   10.51        0.08           0.09         0.17         (0.08)           --
 For the Year Ended October 31, 2005
 Class A................................   10.95        0.35          (0.24)        0.11         (0.40)        (0.04)
 Class B................................   10.90        0.27          (0.24)        0.03         (0.32)        (0.04)
 Class C................................   10.97        0.29          (0.25)        0.04         (0.33)        (0.04)
 Class Y................................   11.06        0.40          (0.24)        0.16         (0.45)        (0.04)
 For the Year Ended October 31, 2004
 Class A................................   11.14        0.32           0.21         0.53         (0.35)        (0.37)
 Class B................................   11.09        0.24           0.22         0.46         (0.28)        (0.37)
 Class C................................   11.12        0.27           0.23         0.50         (0.28)        (0.37)
 Class Y................................   11.24        0.39           0.21         0.60         (0.41)        (0.37)
 For the Year Ended October 31, 2003
 Class A................................   10.78        0.49           0.48         0.97         (0.50)        (0.11)
 Class B................................   10.73        0.42           0.47         0.89         (0.42)        (0.11)
 Class C................................   10.77        0.42           0.46         0.88         (0.42)        (0.11)
 Class Y................................   10.87        0.53           0.50         1.03         (0.55)        (0.11)
 For the Year Ended October 31, 2002(h)
 Class A................................   10.90        0.47             --         0.47         (0.52)        (0.07)
 Class B................................   10.85        0.40             --         0.40         (0.45)        (0.07)
 Class C................................   10.89        0.40             --         0.40         (0.45)        (0.07)
 Class Y................................   10.99        0.45           0.08         0.53         (0.58)        (0.07)

                                            -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                          --------------------------------------------------------------------

                                                                              NET
                                                                            INCREASE     NET ASSET
                                          DISTRIBUTIONS                    (DECREASE)    VALUE AT
                                              FROM            TOTAL       IN NET ASSET      END        TOTAL
                                             CAPITAL      DISTRIBUTIONS      VALUE       OF PERIOD   RETURN(B)
                                          -------------   -------------   ------------   ---------   ---------
THE HARTFORD TAX-FREE NEW YORK FUND
 For the Year Ended October 31, 2006
 Class A................................     $   --          $(0.41)         $ 0.21       $10.53       6.21%
 Class B................................         --           (0.34)           0.21        10.53       5.41
 Class C................................         --           (0.34)           0.21        10.53       5.41
 For the Year Ended October 31, 2005
 Class A................................         --           (0.38)          (0.10)       10.32       2.66
 Class B................................         --           (0.30)          (0.10)       10.32       1.90
 Class C................................         --           (0.30)          (0.10)       10.32       1.90
 For the Year Ended October 31, 2004
 Class A................................         --           (0.47)           0.27        10.42       7.52
 Class B................................         --           (0.40)           0.27        10.42       6.76
 Class C................................         --           (0.40)           0.27        10.42       6.76
 From inception October 31, 2002,
  through October 31, 2003
 Class A................................         --           (0.35)           0.15        10.15       5.03(f)
 Class B................................         --           (0.28)           0.15        10.15       4.30(f)
 Class C................................         --           (0.28)           0.15        10.15       4.30(f)
THE HARTFORD TOTAL RETURN BOND FUND
 For the Year Ended October 31, 2006
 Class A................................         --           (0.48)          (0.03)       10.59       4.35
 Class B................................         --           (0.40)          (0.03)       10.54       3.56
 Class C................................         --           (0.40)          (0.03)       10.61       3.63
 Class Y................................         --           (0.53)          (0.02)       10.71       4.89
 From August 31, 2006, (commencement of
  operations) through October 31, 2006
 Class I................................         --           (0.08)           0.09        10.60       1.58(f)
 For the Year Ended October 31, 2005
 Class A................................         --           (0.44)          (0.33)       10.62       1.00
 Class B................................         --           (0.36)          (0.33)       10.57       0.25
 Class C................................         --           (0.37)          (0.33)       10.64       0.34
 Class Y................................         --           (0.49)          (0.33)       10.73       1.45
 For the Year Ended October 31, 2004
 Class A................................         --           (0.72)          (0.19)       10.95       5.10(i)
 Class B................................         --           (0.65)          (0.19)       10.90       4.37(i)
 Class C................................         --           (0.65)          (0.15)       10.97       4.76(i)
 Class Y................................         --           (0.78)          (0.18)       11.06       5.64
 For the Year Ended October 31, 2003
 Class A................................         --           (0.61)           0.36        11.14       9.16
 Class B................................         --           (0.53)           0.36        11.09       8.44
 Class C................................         --           (0.53)           0.35        11.12       8.31
 Class Y................................         --           (0.66)           0.37        11.24       9.68
 For the Year Ended October 31, 2002(h)
 Class A................................         --           (0.59)          (0.12)       10.78       4.50
 Class B................................         --           (0.52)          (0.12)       10.73       3.77
 Class C................................         --           (0.52)          (0.12)       10.77       3.80
 Class Y................................         --           (0.65)          (0.12)       10.87       5.01

                                                 -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                          ------------------------------------------------------------------------------
                                                           RATIO OF            RATIO OF
                                                           EXPENSES            EXPENSES          RATIO OF
                                                          TO AVERAGE          TO AVERAGE            NET
                                          NET ASSETS      NET ASSETS          NET ASSETS        INVESTMENT
                                          AT END OF         BEFORE               AFTER         INCOME (LOSS)   PORTFOLIO
                                            PERIOD        WAIVERS AND         WAIVERS AND       TO AVERAGE     TURNOVER
                                           (000'S)     REIMBURSEMENTS(D)   REIMBURSEMENTS(D)    NET ASSETS      RATE(C)
                                          ----------   -----------------   -----------------   -------------   ---------
THE HARTFORD TAX-FREE NEW YORK FUND
 For the Year Ended October 31, 2006
 Class A................................   $ 11,182          1.03%               0.85%             3.78%           25%
 Class B................................      1,808          1.79                1.60              3.03            --
 Class C................................      2,492          1.78                1.60              3.03            --
 For the Year Ended October 31, 2005
 Class A................................     11,202          1.03                0.85              3.45            23
 Class B................................      1,794          1.80                1.60              2.70            --
 Class C................................      2,677          1.79                1.60              2.70            --
 For the Year Ended October 31, 2004
 Class A................................     10,541          1.04                0.91              3.66            24
 Class B................................      1,568          1.74                1.61              2.96            --
 Class C................................      1,973          1.75                1.62              2.95            --
 From inception October 31, 2002,
  through October 31, 2003
 Class A................................      8,602          1.63(e)             0.95(e)           3.34(e)         54
 Class B................................      1,051          2.38(e)             1.65(e)           2.64(e)         --
 Class C................................      1,393          2.26(e)             1.65(e)           2.67(e)         --
THE HARTFORD TOTAL RETURN BOND FUND
 For the Year Ended October 31, 2006
 Class A................................    432,703          1.20                1.20              3.98           347
 Class B................................     79,506          2.02                1.95              3.20            --
 Class C................................     75,194          1.87                1.87              3.29            --
 Class Y................................    285,255          0.70                0.70              4.48            --
 From August 31, 2006, (commencement of
  operations) through October 31, 2006
 Class I................................         38          1.01(e)             0.91(e)           4.78(e)         --
 For the Year Ended October 31, 2005
 Class A................................    311,557          1.24                1.20              3.24           195
 Class B................................     81,028          2.00                1.95              2.49            --
 Class C................................     74,039          1.87                1.87              2.56            --
 Class Y................................    188,156          0.73                0.73              3.73            --
 For the Year Ended October 31, 2004
 Class A................................    298,903          1.27                1.25              2.98           171
 Class B................................     91,861          1.97                1.95              2.28            --
 Class C................................     89,504          1.86                1.86              2.37            --
 Class Y................................    101,360          0.74                0.74              3.48            --
 For the Year Ended October 31, 2003
 Class A................................    268,655          1.40                1.25              3.39           199
 Class B................................    106,077          2.13                1.95              2.70            --
 Class C................................    110,214          2.01                1.95              2.71            --
 Class Y................................     60,125          0.81                0.80              3.82            --
 For the Year Ended October 31, 2002(h)
 Class A................................    215,083          1.42                1.25              4.65           149
 Class B................................     98,028          2.10                1.95              3.92            --
 Class C................................    107,479          1.98                1.95              3.92            --
 Class Y................................     39,778          0.78                0.78              5.16            --

---------------
(a) Information presented relates to a share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly. Please see Note 3(d).
(e) Annualized.
(f) Not annualized.
(h) Per share amounts have been calculated using average shares outstanding method.
(i) Without the inclusion of the Payment from Affiliate, the total return would have been 5.08%, 4.35% and 4.57% for Classes A, B and C, respectively. The net asset impact of the Payment from Affiliate was less than $0.01 for Classes A and B and $0.01 for Class C.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                         -------------------------------------------------------------------------------

                                                                  NET REALIZED
                                                                      AND                                  DISTRIBUTIONS
                                         NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS        FROM
                                         VALUE AT    INVESTMENT       GAIN          FROM       FROM NET      REALIZED
                                         BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT      CAPITAL
                                         OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME         GAINS
                                         ---------   ----------   ------------   ----------   ----------   -------------
THE HARTFORD U.S. GOVERNMENT SECURITIES
 FUND
 For the Year Ended October 31, 2006(h)
 Class A................................   $9.22       $0.42         $(0.08)       $ 0.34       $(0.43)        $  --
 Class B................................    9.27        0.35          (0.08)         0.27        (0.36)           --
 Class C................................    9.27        0.35          (0.08)         0.27        (0.36)           --
 Class E................................    9.30        0.45          (0.08)         0.37        (0.46)           --
 Class H................................    9.26        0.36          (0.08)         0.28        (0.37)           --
 Class L................................    9.31        0.43          (0.08)         0.35        (0.44)           --
 Class M................................    9.27        0.36          (0.08)         0.28        (0.37)           --
 Class N................................    9.26        0.36          (0.08)         0.28        (0.37)           --
 Class Y................................    9.32        0.41          (0.07)         0.34        (0.46)           --
 For the Year Ended October 31, 2005
 Class A................................    9.65        0.40          (0.32)         0.08        (0.41)           --
 Class B................................    9.62        0.32          (0.34)        (0.02)       (0.33)           --
 Class C................................    9.61        0.32          (0.33)        (0.01)       (0.33)           --
 Class E................................    9.64        0.43          (0.33)         0.10        (0.44)           --
 Class H................................    9.61        0.35          (0.35)           --        (0.35)           --
 Class L................................    9.65        0.41          (0.34)         0.07        (0.41)           --
 Class M................................    9.61        0.34          (0.33)         0.01        (0.35)           --
 Class N................................    9.60        0.33          (0.32)         0.01        (0.35)           --
 Class Y................................    9.66        0.41          (0.31)         0.10        (0.44)           --
 For the Year Ended October 31, 2004
 Class A................................    9.67        0.40          (0.01)         0.39        (0.41)           --
 Class B................................    9.64        0.32             --          0.32        (0.34)           --
 Class C................................    9.63        0.32             --          0.32        (0.34)           --
 Class E................................    9.66        0.44          (0.02)         0.42        (0.44)           --
 Class H................................    9.63        0.35          (0.02)         0.33        (0.35)           --
 Class L................................    9.67        0.41          (0.01)         0.40        (0.42)           --
 Class M................................    9.63        0.34          (0.01)         0.33        (0.35)           --
 Class N................................    9.63        0.34          (0.02)         0.32        (0.35)           --
 Class Y................................    9.68        0.44          (0.02)         0.42        (0.44)           --
 For the Year Ended October 31, 2003
 Class A................................    9.88        0.41          (0.21)         0.20        (0.41)           --
 Class B................................    9.84        0.33          (0.19)         0.14        (0.34)           --
 Class C................................    9.84        0.33          (0.20)         0.13        (0.34)           --
 Class E................................    9.87        0.45          (0.20)         0.25        (0.46)           --
 Class H................................    9.83        0.35          (0.19)         0.16        (0.36)           --
 Class L................................    9.87        0.42          (0.19)         0.23        (0.43)           --
 Class M................................    9.84        0.35          (0.20)         0.15        (0.36)           --
 Class N................................    9.84        0.35          (0.20)         0.15        (0.36)           --
 Class Y................................    9.89        0.45          (0.20)         0.25        (0.46)           --
 For the Period February 19, 2002
  through October 31, 2002
 Class A................................    9.50        0.26           0.38          0.64        (0.26)           --
 Class B................................    9.46        0.21           0.38          0.59        (0.21)           --
 Class C................................    9.46        0.21           0.38          0.59        (0.21)           --
 Class Y................................    9.50        0.32           0.36          0.68        (0.29)           --
 For the Year Ended October 31, 2002
 Class E................................    9.67        0.42           0.19          0.61        (0.41)           --
 Class H................................    9.64        0.32           0.19          0.51        (0.32)           --
 Class L................................    9.67        0.39           0.20          0.59        (0.39)           --
 Class M................................    9.64        0.32           0.20          0.52        (0.32)           --
 Class N................................    9.64        0.32           0.20          0.52        (0.32)           --

                                            -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                          --------------------------------------------------------------------

                                                                              NET
                                                                            INCREASE     NET ASSET
                                          DISTRIBUTIONS                    (DECREASE)    VALUE AT
                                              FROM            TOTAL       IN NET ASSET      END        TOTAL
                                             CAPITAL      DISTRIBUTIONS      VALUE       OF PERIOD   RETURN(B)
                                          -------------   -------------   ------------   ---------   ---------
THE HARTFORD U.S. GOVERNMENT SECURITIES
 FUND
 For the Year Ended October 31, 2006(h)
 Class A................................     $   --          $(0.43)         $(0.09)       $9.23        3.77%
 Class B................................         --           (0.36)          (0.09)        9.18        3.01
 Class C................................         --           (0.36)          (0.09)        9.18        3.01
 Class E................................         --           (0.46)          (0.09)        9.21        4.12
 Class H................................         --           (0.37)          (0.09)        9.17        3.08
 Class L................................         --           (0.44)          (0.09)        9.22        3.86
 Class M................................         --           (0.37)          (0.09)        9.18        3.08
 Class N................................         --           (0.37)          (0.09)        9.17        3.09
 Class Y................................         --           (0.46)          (0.12)        9.20        3.75
 For the Year Ended October 31, 2005
 Class A................................         --           (0.41)          (0.33)        9.32        0.79
 Class B................................         --           (0.33)          (0.35)        9.27       (0.17)
 Class C................................         --           (0.33)          (0.34)        9.27       (0.07)
 Class E................................         --           (0.44)          (0.34)        9.30        1.02
 Class H................................         --           (0.35)          (0.35)        9.26       (0.07)
 Class L................................         --           (0.41)          (0.34)        9.31        0.77
 Class M................................         --           (0.35)          (0.34)        9.27        0.04
 Class N................................         --           (0.35)          (0.34)        9.26        0.04
 Class Y................................         --           (0.44)          (0.34)        9.32        1.04
 For the Year Ended October 31, 2004
 Class A................................         --           (0.41)          (0.02)        9.65        4.08
 Class B................................         --           (0.34)          (0.02)        9.62        3.37
 Class C................................         --           (0.34)          (0.02)        9.61        3.37
 Class E................................         --           (0.44)          (0.02)        9.64        4.50
 Class H................................         --           (0.35)          (0.02)        9.61        3.48
 Class L................................         --           (0.42)          (0.02)        9.65        4.24
 Class M................................         --           (0.35)          (0.02)        9.61        3.47
 Class N................................         --           (0.35)          (0.03)        9.60        3.37
 Class Y................................         --           (0.44)          (0.02)        9.66        4.48
 For the Year Ended October 31, 2003
 Class A................................         --           (0.41)          (0.21)        9.67        2.06
 Class B................................         --           (0.34)          (0.20)        9.64        1.45
 Class C................................         --           (0.34)          (0.21)        9.63        1.34
 Class E................................         --           (0.46)          (0.21)        9.66        2.49
 Class H................................         --           (0.36)          (0.20)        9.63        1.57
 Class L................................         --           (0.43)          (0.20)        9.67        2.32
 Class M................................         --           (0.36)          (0.21)        9.63        1.47
 Class N................................         --           (0.36)          (0.21)        9.63        1.47
 Class Y................................         --           (0.46)          (0.21)        9.68        2.51
 For the Period February 19, 2002
  through October 31, 2002
 Class A................................         --           (0.26)           0.38         9.88        6.87(f)
 Class B................................         --           (0.21)           0.38         9.84        6.36(f)
 Class C................................         --           (0.21)           0.38         9.84        6.36(f)
 Class Y................................         --           (0.29)           0.39         9.89        7.32(f)
 For the Year Ended October 31, 2002
 Class E................................         --           (0.41)           0.20         9.87        6.55
 Class H................................         --           (0.32)           0.19         9.83        5.41
 Class L................................         --           (0.39)           0.20         9.87        6.29
 Class M................................         --           (0.32)           0.20         9.84        5.51
 Class N................................         --           (0.32)           0.20         9.84        5.52

                                                 -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                          ------------------------------------------------------------------------------
                                                           RATIO OF            RATIO OF
                                                           EXPENSES            EXPENSES          RATIO OF
                                                          TO AVERAGE          TO AVERAGE            NET
                                          NET ASSETS      NET ASSETS          NET ASSETS        INVESTMENT
                                          AT END OF         BEFORE               AFTER         INCOME (LOSS)   PORTFOLIO
                                            PERIOD        WAIVERS AND         WAIVERS AND       TO AVERAGE     TURNOVER
                                           (000'S)     REIMBURSEMENTS(D)   REIMBURSEMENTS(D)    NET ASSETS      RATE(C)
                                          ----------   -----------------   -----------------   -------------   ---------
THE HARTFORD U.S. GOVERNMENT SECURITIES
 FUND
 For the Year Ended October 31, 2006(h)
 Class A................................   $ 45,851          1.39%               1.15%              4.60%         158%
 Class B................................     17,011          2.20                1.90               3.84           --
 Class C................................      9,698          2.08                1.90               3.86           --
 Class E................................     89,487          0.83                0.83               4.92           --
 Class H................................      1,922          1.83                1.83               3.91           --
 Class L................................     30,712          1.08                1.08               4.67           --
 Class M................................      2,099          1.83                1.83               3.91           --
 Class N................................        686          1.83                1.83               3.92           --
 Class Y................................        101          0.85                0.83               4.86           --
 For the Year Ended October 31, 2005
 Class A................................     47,252          1.38                1.15               4.17          108
 Class B................................     21,268          2.17                1.90               3.41           --
 Class C................................      9,631          2.05                1.90               3.41           --
 Class E................................    105,381          0.83                0.83               4.49           --
 Class H................................      2,720          1.82                1.82               3.48           --
 Class L................................     34,880          1.08                1.08               4.24           --
 Class M................................      2,756          1.82                1.82               3.48           --
 Class N................................        844          1.82                1.82               3.49           --
 Class Y................................      9,244          0.86                0.86               4.52           --
 For the Year Ended October 31, 2004
 Class A................................     53,401          1.38                1.20               4.09          110
 Class B................................     26,218          2.11                1.90               3.39           --
 Class C................................     13,926          2.00                1.90               3.38           --
 Class E................................    119,923          0.79                0.79               4.50           --
 Class H................................      3,914          1.79                1.79               3.49           --
 Class L................................     38,613          1.04                1.04               4.26           --
 Class M................................      3,697          1.79                1.79               3.50           --
 Class N................................      1,056          1.79                1.79               3.49           --
 Class Y................................          1          0.83                0.83               4.51           --
 For the Year Ended October 31, 2003
 Class A................................     65,337          1.48                1.20               4.11          108
 Class B................................     38,210          2.21                1.90               3.41           --
 Class C................................     26,626          2.07                1.90               3.43           --
 Class E................................    135,954          0.81                0.81               4.49           --
 Class H................................      6,283          1.80                1.80               3.50           --
 Class L................................     43,202          1.06                1.06               4.24           --
 Class M................................      4,588          1.80                1.80               3.50           --
 Class N................................      1,388          1.80                1.80               3.49           --
 Class Y................................          1          0.87                0.80               4.50           --
 For the Period February 19, 2002
  through October 31, 2002
 Class A................................     75,245          1.59(e)             1.20(e)            3.58(e)       218
 Class B................................     39,276          2.28(e)             1.90(e)            2.87(e)        --
 Class C................................     40,708          2.11(e)             1.90(e)            2.86(e)        --
 Class Y................................          1          0.74(e)             0.74(e)            4.36(e)        --
 For the Year Ended October 31, 2002
 Class E................................    156,085          0.81                0.81               4.45          218
 Class H................................      9,319          1.81                1.81               3.45           --
 Class L................................     49,048          1.06                1.06               4.20           --
 Class M................................      6,660          1.81                1.81               3.44           --
 Class N................................      1,717          1.81                1.81               3.47           --

---------------
(a) Information presented relates to a share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly. Please see Note 3(d).
(e) Annualized.
(f) Not annualized.

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                         -------------------------------------------------------------------------------

                                                                  NET REALIZED
                                                                      AND                                  DISTRIBUTIONS
                                         NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS        FROM
                                         VALUE AT    INVESTMENT       GAIN          FROM       FROM NET      REALIZED
                                         BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT      CAPITAL
                                         OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME         GAINS
                                         ---------   ----------   ------------   ----------   ----------   -------------
THE HARTFORD VALUE FUND
 For the Year Ended October 31, 2006
 Class A................................  $10.79       $ 0.09        $ 2.11        $ 2.20       $(0.08)       $   --
 Class B................................   10.62         0.01          2.08          2.09           --            --
 Class C................................   10.62         0.01          2.08          2.09           --            --
 Class Y................................   10.79         0.15          2.10          2.25        (0.13)           --
 For the Year Ended October 31, 2005
 Class A................................    9.71         0.08          1.04          1.12        (0.04)           --
 Class B................................    9.60           --          1.02          1.02           --            --
 Class C................................    9.60           --          1.02          1.02           --            --
 Class Y................................    9.71         0.12          1.05          1.17        (0.09)           --
 For the Year Ended October 31, 2004(h)
 Class A................................    8.92         0.07          0.79          0.86        (0.07)           --
 Class B................................    8.83         0.01          0.78          0.79        (0.02)           --
 Class C................................    8.83         0.01          0.78          0.79        (0.02)           --
 Class Y................................    8.95         0.10          0.77          0.87        (0.11)           --
 For the Year Ended October 31, 2003(h)
 Class A................................    7.59         0.08          1.31          1.39        (0.06)           --
 Class B................................    7.51         0.03          1.29          1.32           --            --
 Class C................................    7.51         0.03          1.29          1.32           --            --
 Class Y................................    7.64         0.16          1.25          1.41        (0.10)           --
 For the Year Ended October 31, 2002(h)
 Class A................................    9.02         0.05         (1.43)        (1.38)          --         (0.05)
 Class B................................    8.99        (0.02)        (1.41)        (1.43)          --         (0.05)
 Class C................................    8.99        (0.02)        (1.41)        (1.43)          --         (0.05)
 Class Y................................    9.04         0.09         (1.44)        (1.35)          --         (0.05)

                                            -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                          --------------------------------------------------------------------

                                                                              NET
                                                                            INCREASE     NET ASSET
                                          DISTRIBUTIONS                    (DECREASE)    VALUE AT
                                              FROM            TOTAL       IN NET ASSET      END        TOTAL
                                             CAPITAL      DISTRIBUTIONS      VALUE       OF PERIOD   RETURN(B)
                                          -------------   -------------   ------------   ---------   ---------
THE HARTFORD VALUE FUND
 For the Year Ended October 31, 2006
 Class A................................     $   --          $(0.08)         $ 2.12       $12.91       20.52%
 Class B................................         --              --            2.09        12.71       19.68
 Class C................................         --              --            2.09        12.71       19.68
 Class Y................................         --           (0.13)           2.12        12.91       21.07
 For the Year Ended October 31, 2005
 Class A................................         --           (0.04)           1.08        10.79       11.50
 Class B................................         --              --            1.02        10.62       10.62
 Class C................................         --              --            1.02        10.62       10.62
 Class Y................................         --           (0.09)           1.08        10.79       12.06
 For the Year Ended October 31, 2004(h)
 Class A................................         --           (0.07)           0.79         9.71        9.70
 Class B................................         --           (0.02)           0.77         9.60        8.91
 Class C................................         --           (0.02)           0.77         9.60        8.91
 Class Y................................         --           (0.11)           0.76         9.71        9.76
 For the Year Ended October 31, 2003(h)
 Class A................................         --           (0.06)           1.33         8.92       18.43
 Class B................................         --              --            1.32         8.83       17.58
 Class C................................         --              --            1.32         8.83       17.58
 Class Y................................         --           (0.10)           1.31         8.95       18.66
 For the Year Ended October 31, 2002(h)
 Class A................................         --           (0.05)          (1.43)        7.59      (15.42)
 Class B................................         --           (0.05)          (1.48)        7.51      (16.03)
 Class C................................         --           (0.05)          (1.48)        7.51      (16.03)
 Class Y................................         --           (0.05)          (1.40)        7.64      (15.05)

                                                 -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                          ------------------------------------------------------------------------------
                                                           RATIO OF            RATIO OF
                                                           EXPENSES            EXPENSES          RATIO OF
                                                          TO AVERAGE          TO AVERAGE            NET
                                          NET ASSETS      NET ASSETS          NET ASSETS        INVESTMENT
                                          AT END OF         BEFORE               AFTER         INCOME (LOSS)   PORTFOLIO
                                            PERIOD        WAIVERS AND         WAIVERS AND       TO AVERAGE     TURNOVER
                                           (000'S)     REIMBURSEMENTS(D)   REIMBURSEMENTS(D)    NET ASSETS      RATE(C)
                                          ----------   -----------------   -----------------   -------------   ---------
THE HARTFORD VALUE FUND
 For the Year Ended October 31, 2006
 Class A................................   $79,476           1.38%               1.38%              0.89%          50%
 Class B................................    11,957           2.29                2.13               0.15           --
 Class C................................    12,943           2.15                2.15               0.12           --
 Class Y................................    72,054           0.92                0.92               1.36           --
 For the Year Ended October 31, 2005
 Class A................................    63,417           1.41                1.40               0.76           29
 Class B................................    10,091           2.34                2.15               0.01           --
 Class C................................    10,238           2.19                2.15               0.02           --
 Class Y................................    60,218           0.93                0.93               1.19           --
 For the Year Ended October 31, 2004(h)
 Class A................................    56,845           1.46                1.45               0.76           34
 Class B................................     8,948           2.36                2.15               0.06           --
 Class C................................    10,838           2.17                2.15               0.06           --
 Class Y................................    21,373           0.91                0.91               1.32           --
 For the Year Ended October 31, 2003(h)
 Class A................................    42,101           1.57                1.45               1.02           35
 Class B................................     7,305           2.30                2.15               0.32           --
 Class C................................    10,231           2.18                2.15               0.32           --
 Class Y................................        27           1.00                1.00               1.46           --
 For the Year Ended October 31, 2002(h)
 Class A................................    30,010           1.63                1.45               0.69           35
 Class B................................     5,222           2.31                2.15              (0.02)          --
 Class C................................     9,110           2.21                2.15              (0.04)          --
 Class Y................................       230           0.98                0.98               1.09           --

---------------
(a) Information presented relates to a share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly. Please see Note 3(d).
(h) Per share amounts have been calculated using average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                         -------------------------------------------------------------------------------

                                                                  NET REALIZED
                                                                      AND                                  DISTRIBUTIONS
                                         NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS        FROM
                                         VALUE AT    INVESTMENT       GAIN          FROM       FROM NET      REALIZED
                                         BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT      CAPITAL
                                         OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME         GAINS
                                         ---------   ----------   ------------   ----------   ----------   -------------
THE HARTFORD VALUE OPPORTUNITIES FUND
 For the Year Ended October 31, 2006(h)
 Class A................................  $15.56       $ 0.09        $ 3.11        $ 3.20       $   --        $(0.50)
 Class B................................   14.56        (0.03)         2.89          2.86           --         (0.50)
 Class C................................   14.56        (0.04)         2.90          2.86           --         (0.50)
 Class H................................   14.58        (0.01)         2.90          2.89           --         (0.50)
 Class L................................   15.58         0.12          3.11          3.23        (0.02)        (0.50)
 Class M................................   14.57        (0.01)         2.89          2.88           --         (0.50)
 Class N................................   14.58        (0.01)         2.90          2.89           --         (0.50)
 Class Y................................   15.74         0.15          3.15          3.30        (0.06)        (0.50)
 From August 31, 2006, (commencement of
  operations) through October 31,
  2006(h)
 Class I................................   17.12         0.01          1.14          1.15           --            --
 For the Year Ended October 31, 2005
 Class A................................   14.06         0.03          1.47          1.50           --            --
 Class B................................   13.24        (0.05)         1.37          1.32           --            --
 Class C................................   13.25        (0.05)         1.36          1.31           --            --
 Class H................................   13.25        (0.05)         1.38          1.33           --            --
 Class L................................   14.06         0.07          1.45          1.52           --            --
 Class M................................   13.24        (0.05)         1.38          1.33           --            --
 Class N................................   13.26        (0.05)         1.37          1.32           --            --
 Class Y................................   14.17         0.05          1.52          1.57           --            --
 For the Year Ended October 31, 2004
 Class A................................   12.15         0.01          1.90          1.91           --            --
 Class B................................   11.53        (0.06)         1.77          1.71           --            --
 Class C................................   11.53        (0.06)         1.78          1.72           --            --
 Class H................................   11.54        (0.10)         1.81          1.71           --            --
 Class L................................   12.15           --          1.91          1.91           --            --
 Class M................................   11.53        (0.09)         1.80          1.71           --            --
 Class N................................   11.54        (0.09)         1.81          1.72           --            --
 Class Y................................   12.22         0.01          1.94          1.95           --            --
 For the Year Ended October 31, 2003
 Class A................................    9.26        (0.01)         2.90          2.89           --            --
 Class B................................    8.84        (0.04)         2.73          2.69           --            --
 Class C................................    8.85        (0.04)         2.72          2.68           --            --
 Class H................................    8.85        (0.08)         2.77          2.69           --            --
 Class L................................    9.26        (0.01)         2.90          2.89           --            --
 Class M................................    8.85        (0.08)         2.76          2.68           --            --
 Class N................................    8.85        (0.08)         2.77          2.69           --            --
 Class Y................................    9.30         0.01          2.91          2.92           --            --
 For the Period February 19, 2002
  through October 31, 2002
 Class A................................   11.73           --         (2.47)        (2.47)          --            --
 Class B................................   11.26        (0.02)        (2.40)        (2.42)          --            --
 Class C................................   11.26        (0.02)        (2.39)        (2.41)          --            --
 Class Y................................   11.73         0.05         (2.48)        (2.43)          --            --
 For the Year Ended October 31, 2002
 Class H................................   11.58        (0.11)        (1.81)        (1.92)          --         (0.81)
 Class L................................   11.99           --         (1.92)        (1.92)          --         (0.81)
 Class M................................   11.57        (0.08)        (1.83)        (1.91)          --         (0.81)
 Class N................................   11.57        (0.13)        (1.78)        (1.91)          --         (0.81)

                                            -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                          --------------------------------------------------------------------

                                                                              NET
                                                                            INCREASE     NET ASSET
                                          DISTRIBUTIONS                    (DECREASE)    VALUE AT
                                              FROM            TOTAL       IN NET ASSET      END        TOTAL
                                             CAPITAL      DISTRIBUTIONS      VALUE       OF PERIOD   RETURN(B)
                                          -------------   -------------   ------------   ---------   ---------
THE HARTFORD VALUE OPPORTUNITIES FUND
 For the Year Ended October 31, 2006(h)
 Class A................................      $  --          $(0.50)         $ 2.70       $18.26       21.12%
 Class B................................         --           (0.50)           2.36        16.92       20.21
 Class C................................         --           (0.50)           2.36        16.92       20.20
 Class H................................         --           (0.50)           2.39        16.97       20.39
 Class L................................         --           (0.52)           2.71        18.29       21.31
 Class M................................         --           (0.50)           2.38        16.95       20.33
 Class N................................         --           (0.50)           2.39        16.97       20.39
 Class Y................................         --           (0.56)           2.74        18.48       21.55
 From August 31, 2006, (commencement of
  operations) through October 31,
  2006(h)
 Class I................................         --              --            1.15        18.27        6.72(f)
 For the Year Ended October 31, 2005
 Class A................................         --              --            1.50        15.56       10.67
 Class B................................         --              --            1.32        14.56        9.97
 Class C................................         --              --            1.31        14.56        9.89
 Class H................................         --              --            1.33        14.58       10.04
 Class L................................         --              --            1.52        15.58       10.81
 Class M................................         --              --            1.33        14.57       10.05
 Class N................................         --              --            1.32        14.58        9.96
 Class Y................................         --              --            1.57        15.74       11.08
 For the Year Ended October 31, 2004
 Class A................................         --              --            1.91        14.06       15.72
 Class B................................         --              --            1.71        13.24       14.83
 Class C................................         --              --            1.72        13.25       14.92
 Class H................................         --              --            1.71        13.25       14.82
 Class L................................         --              --            1.91        14.06       15.72
 Class M................................         --              --            1.71        13.24       14.83
 Class N................................         --              --            1.72        13.26       14.90
 Class Y................................         --              --            1.95        14.17       15.96
 For the Year Ended October 31, 2003
 Class A................................         --              --            2.89        12.15       31.21
 Class B................................         --              --            2.69        11.53       30.43
 Class C................................         --              --            2.68        11.53       30.28
 Class H................................         --              --            2.69        11.54       30.40
 Class L................................         --              --            2.89        12.15       31.21
 Class M................................         --              --            2.68        11.53       30.28
 Class N................................         --              --            2.69        11.54       30.40
 Class Y................................         --              --            2.92        12.22       31.40
 For the Period February 19, 2002
  through October 31, 2002
 Class A................................         --              --           (2.47)        9.26      (21.06)(f)
 Class B................................         --              --           (2.42)        8.84      (21.45)(f)
 Class C................................         --              --           (2.41)        8.85      (21.41)(f)
 Class Y................................         --              --           (2.43)        9.30      (20.75)(f)
 For the Year Ended October 31, 2002
 Class H................................         --           (0.81)          (2.73)        8.85      (17.99)
 Class L................................         --           (0.81)          (2.73)        9.26      (17.34)
 Class M................................         --           (0.81)          (2.72)        8.85      (17.92)
 Class N................................         --           (0.81)          (2.72)        8.85      (17.92)

                                                 -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                          ------------------------------------------------------------------------------
                                                           RATIO OF            RATIO OF
                                                           EXPENSES            EXPENSES          RATIO OF
                                                          TO AVERAGE          TO AVERAGE            NET
                                          NET ASSETS      NET ASSETS          NET ASSETS        INVESTMENT
                                          AT END OF         BEFORE               AFTER         INCOME (LOSS)   PORTFOLIO
                                            PERIOD        WAIVERS AND         WAIVERS AND       TO AVERAGE     TURNOVER
                                           (000'S)     REIMBURSEMENTS(D)   REIMBURSEMENTS(D)    NET ASSETS      RATE(C)
                                          ----------   -----------------   -----------------   -------------   ---------
THE HARTFORD VALUE OPPORTUNITIES FUND
 For the Year Ended October 31, 2006(h)
 Class A................................   $111,324          1.52%               1.40%              0.51%          57%
 Class B................................     18,271          2.38                2.12              (0.20)          --
 Class C................................     22,466          2.22                2.15              (0.24)          --
 Class H................................      3,634          1.97                1.97              (0.07)          --
 Class L................................     32,983          1.23                1.23               0.68           --
 Class M................................      7,000          1.98                1.98              (0.07)          --
 Class N................................      2,087          1.98                1.98              (0.07)          --
 Class Y................................    102,915          1.00                1.00               0.90           --
 From August 31, 2006, (commencement of
  operations) through October 31,
  2006(h)
 Class I................................         12          1.38(e)             1.15(e)            0.12(e)        --
 For the Year Ended October 31, 2005
 Class A................................     66,368          1.62                1.40               0.27           38
 Class B................................     13,560          2.51                2.15              (0.47)          --
 Class C................................     13,258          2.33                2.15              (0.47)          --
 Class H................................      4,645          2.06                2.06              (0.27)          --
 Class L................................     27,674          1.30                1.30               0.45           --
 Class M................................      7,443          2.06                2.06              (0.28)          --
 Class N................................      2,004          2.06                2.06              (0.29)          --
 Class Y................................     95,974          1.07                1.07               0.55           --
 For the Year Ended October 31, 2004
 Class A................................     24,601          1.82                1.45               0.08           52
 Class B................................      5,709          2.70                2.15              (0.64)          --
 Class C................................      5,627          2.47                2.15              (0.64)          --
 Class H................................      5,815          2.17                2.15              (0.71)          --
 Class L................................     25,687          1.42                1.42               0.04           --
 Class M................................      8,139          2.17                2.15              (0.70)          --
 Class N................................      2,143          2.17                2.15              (0.70)          --
 Class Y................................     10,101          1.16                1.16               0.34           --
 For the Year Ended October 31, 2003
 Class A................................      5,917          1.92                1.45              (0.10)          57
 Class B................................      1,932          2.63                2.15              (0.80)          --
 Class C................................      1,613          2.51                2.15              (0.81)          --
 Class H................................      6,526          2.26                2.15              (0.82)          --
 Class L................................     22,701          1.51                1.45              (0.11)          --
 Class M................................      8,015          2.26                2.15              (0.82)          --
 Class N................................      1,989          2.26                2.15              (0.82)          --
 Class Y................................          1          1.33                1.25               0.08           --
 For the Period February 19, 2002
  through October 31, 2002
 Class A................................      2,600          1.92(e)             1.45(e)            0.04(e)        70
 Class B................................        481          2.61(e)             2.15(e)           (0.71)(e)       --
 Class C................................        430          2.48(e)             2.15(e)           (0.75)(e)       --
 Class Y................................          1          1.13(e)             1.00(e)            0.49(e)        --
 For the Year Ended October 31, 2002
 Class H................................      5,634          2.17                2.15              (0.82)          70
 Class L................................     19,684          1.43                1.43              (0.11)          --
 Class M................................      6,669          2.18                2.15              (0.82)          --
 Class N................................      1,749          2.18                2.15              (0.83)          --

---------------
(a) Information presented relates to a share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly. Please see Note 3(d).
(e) Annualized.
(f) Not annualized.
(h) Per share amounts have been calculated using average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

 THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
 THE HARTFORD MUTUAL FUNDS, INC. AND
 THE HARTFORD MUTUAL FUNDS II, INC.
--------------------------------------------------------------------------------

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Hartford Mutual Funds, Inc. (comprising, respectively, The Hartford Advisers Fund, The Hartford Aggressive Growth Allocation Fund, The Hartford Balanced Allocation Fund, The Hartford Balanced Income Fund, The Hartford Capital Appreciation Fund, The Hartford Capital Appreciation II Fund, The Hartford Conservative Allocation Fund, The Hartford Disciplined Equity Fund, The Hartford Dividend and Growth Fund, The Hartford Equity Income Fund, The Hartford Floating Rate Fund, The Hartford Focus Fund, The Hartford Global Communications Fund, The Hartford Global Financial Services Fund, The Hartford Global Health Fund, The Hartford Global Leaders Fund, The Hartford Global Technology Fund, The Hartford Growth Allocation Fund, The Hartford High Yield Fund, The Hartford Income Allocation Fund, The Hartford Income Fund, The Hartford Inflation Plus Fund, The Hartford International Capital Appreciation Fund, The Hartford International Opportunities Fund, The Hartford International Small Company Fund, The Hartford MidCap Fund, The Hartford MidCap Growth Fund, The Hartford MidCap Value Fund, The Hartford Money Market Fund, The Hartford Retirement Income Fund, The Hartford Select MidCap Growth Fund, The Hartford Select MidCap Value Fund, The Hartford Select SmallCap Growth Fund, The Hartford Select SmallCap Value Fund, The Hartford Short Duration Fund, The Hartford Small Company Fund, The Hartford Stock Fund, The Hartford Target Retirement 2010 Fund, The Hartford Target Retirement 2020 Fund, The Hartford Target Retirement 2030 Fund, The Hartford Tax-Free California Fund, The Hartford Tax Free New York Fund, The Hartford Total Return Bond Fund, and The Hartford Value Fund) and The Hartford Mutual Funds II, Inc. (comprising, respectively, The Hartford Growth Fund, The Hartford Growth Opportunities Fund, The Hartford SmallCap Growth Fund, The Hartford Tax-Free Minnesota Fund, The Hartford Tax-Free National Fund, The Hartford U.S. Government Securities Fund, and The Hartford Value Opportunities Fund) (collectively, the "Funds") as of October 31, 2006, and the related statements of operations, statements of changes in net assets, statement of cash flows of The Hartford Total Return Bond Fund, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian, agent banks or brokers or by other appropriate auditing procedures where replies from agent banks or brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds listed above constituting The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. at October 31, 2006, the results of their operations, cash flows of The Hartford Total Return Bond Fund, the changes in their net assets, and their financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ ERNST & YOUNG LLP

Minneapolis, Minnesota
December 13, 2006

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 DIRECTORS AND OFFICERS (UNAUDITED)
--------------------------------------------------------------------------------

The Board of Directors elects officers who are responsible for the day-to-day operations of the Funds and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a substantial financial interest in The Hartford are considered "interested" persons of the Funds pursuant to the Investment Company Act of 1940. Each officer and three of the Funds' directors, as noted in the chart below, are "interested" persons of the Funds. Except for Mr. Znamierowski each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc. which collectively consist of 88 funds. Mr. Znamierowski oversees 87 funds and serves as a director only for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, CT 06104-2999, except that correspondence to Ms. Fagely and Ms. Settimi may be sent to 500 Bielenberg Drive, Woodbury, MN 55125.

The table below sets forth, for each director and officer, his or her name, age, current position with the Funds, date first elected or appointed to The Hartford Mutual Funds, Inc. ("MF") and The Hartford Mutual Funds II, Inc. ("MF2"), principal occupation, and, for directors, other directorships held. The Funds' statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors by each Fund can be found in the Statement of Operations herein. The Funds do not pay salaries or compensation to any of their officers or directors who are employed by The Hartford.

NON-INTERESTED DIRECTORS

LYNN S. BIRDSONG (age 60) Director since 2003, Chairman of the Litigation Committee; Co-Chairman of the Investment Committee
     Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.

ROBERT M. GAVIN (age 66) Director since 2002 (MF) and 1986(MF2), Chairman of the Board since 2004
     Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community; and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

DUANE E. HILL (age 61) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
     Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company that invests primarily in minority-owned small businesses. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies.

SANDRA S. JAFFEE* (age 65) Director since 2005
     Ms. Jaffee is Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions. Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm, from August 2004 to August 2005. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and CEO of Citibank's Global Securities Services.
     * Ms. Jaffee is a consultant for a controlling shareholder of Institutional Shareholder Services, Inc., an unaffiliated third party corporate governance research service company ("ISS"), and serves as a director of ISS and as a member of the Executive Committee of ISS' Board of Directors. From time to time, ISS may provide in-depth analyses of shareholder meeting agendas, vote recommendations, record-keeping or vote disclosure services to certain of the sub-advisers.

WILLIAM P. JOHNSTON (age 62) Director since 2005, Chairman of the Compliance Committee
     In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

PHILLIP O. PETERSON (age 62) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
     Mr. Peterson is a mutual fund industry consultant. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

LEMMA W. SENBET (age 60) Director since 2005
     Since 1998, Dr. Senbet has been Chair of the Finance Department at the University of Maryland, Robert H. Smith School of Business, where he has been the William E. Mayer Chair Professor of Finance since 1990. Previously he was a chair professor of finance at the University of Wisconsin-Madison. In addition, Dr. Senbet previously served as an independent director of the Fortis Funds from March 2000 until July 2002.

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

--------------------------------------------------------------------------------

INTERESTED DIRECTORS AND OFFICERS

THOMAS M. MARRA (age 48) Director since 2002
     Mr. Marra is President and Chief Operating Officer of Hartford Life, Inc. He is also a member of the Board of Directors and a member of the Office of the Chairman for The Hartford Financial Services Group, Inc. ("The Hartford"), the parent company of Hartford Life. Mr. Marra was named President of Hartford Life in 2001 and COO in 2000, and served as Director of Hartford Life's Investment Products Division from 1998 to 2000. Mr. Marra is also a Managing Member and President of Hartford Investment Financial Services, LLC ("HIFSCO") and HL Investment Advisors, LLC ("HL Advisors"). Mr. Marra served as Chairman of the Board of Hartford Mutual Funds from 2002 to 2004.

LOWNDES A. SMITH (age 67) Director since 2002, Co-Chairman of the Investment Committee
     Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002.

DAVID M. ZNAMIEROWSKI (age 46) Director since 1999 (MF) and 2005 (MF2), President since 2001
     Mr. Znamierowski currently serves as President of Hartford Investment Management Company ("Hartford Investment Management"), Executive Vice President and Chief Investment Officer for The Hartford, Hartford Life, Inc., and Hartford Life Insurance Company. Mr. Znamierowski is also a Managing Member, Executive Vice President and Chief Investment Officer of HIFSCO and HL Advisors.

OTHER OFFICERS

ROBERT M. ARENA (age 38) Vice President since 2006(1)
     Mr. Arena serves as Vice President of Hartford Life and heads its Retail Product Management Group in the Investment Products Division. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division. Mr. Arena had joined American Skandia in 1996. Previously, he was with Paul Revere Insurance Group in its group insurance division.
     (1) Appointed February 1, 2006

TAMARA L. FAGELY (age 48) Vice President, Treasurer and Controller since 1993
     Ms. Fagely has been Vice President of HASCO since 1998. Currently, Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through May 2005.

THOMAS D. JONES III (age 41) Vice President and Chief Compliance Officer since 2006(2)
     Mr. Jones joined Hartford Life as Vice President and Director of Securities Compliance in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) ("MLIM"), where he worked from 1992-2004.
     (2) Appointed February 13, 2006

EDWARD P. MACDONALD (age 39) Vice President, Secretary and Chief Legal Officer since 2005
     Mr. Macdonald serves as Assistant General Counsel of The Hartford. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management, with Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.

VERN J. MEYER (age 42) Vice President since 2006(3)
     Mr. Meyer serves as Vice President of Hartford Life and Director of its Investment Advisory Group in the Investment Products Division. Prior to joining The Hartford in 2004, Mr. Meyer served as Vice President and managing director of MassMutual, which he joined in 1987.
     (3) Appointed February 1, 2006

DENISE A. SETTIMI (age 46) Vice President since 2005
     Ms. Settimi currently serves as Operations Officer of HASCO. Previously, Ms. Settimi was with American Express Financial Advisors, where she was Director of Retirement Plan Services from 1997 to 2003.

JOHN C. WALTERS (age 44) Vice President since 2001
     Mr. Walters serves as Executive Vice President and Director of the Investment Products Division of Hartford Life Insurance Company. Mr. Walters is also a Managing Member and Executive Vice President of HIFSCO and HL Advisors. Previously Mr. Walters was with First Union Securities.

 HOW TO OBTAIN A COPY OF THE FUNDS' PROXY VOTING POLICIES AND PROXY VOTING
 RECORDS

    HOW TO OBTAIN A COPY OF THE FUNDS' PROXY VOTING POLICIES AND PROXY VOTING
                                     RECORDS

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and a record of how the Funds voted any proxies for the twelve month period ended June 30, 2006 is available
(1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

                    QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Funds file a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds Forms N-Q will be available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission's website at www.sec.gov. The Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 FEDERAL INCOME TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

The information set forth below is for the Funds' fiscal year as required by federal tax law and where applicable this information constitutes designations and notice required by the Internal Revenue Code. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the funds. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2007. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

The income received from federal obligations is as follows:

                                                            OTHER
                                                            DIRECT
                                                           FEDERAL        OTHER
                                        U.S. TREASURY*   OBLIGATIONS*   SECURITIES   TOTAL     DRD**        QDI***      QII****
                                        --------------   ------------   ----------   ------   --------     --------     --------
    Advisers Fund.....................      16.98%           0.74%        82.28%     100.00%    62.86%       75.59%       61.65%
    Aggressive Growth Allocation
      Fund............................                                                         100.00%      100.00%
    Balance Income Fund...............                                                          58.84%       60.52%      100.00%
    Balanced Allocation Fund..........                                                           7.41%       21.10%       72.52%
    Capital Appreciation Fund.........                                                         100.00%      100.00%        9.59%
    Capital Appreciation II Fund......                                                          11.92%       19.90%
    Conservative Allocation Fund......                                                           3.49%       10.20%       72.11%
    Disciplined Equity Fund...........                                                          33.50%      100.00%        6.19%
    Dividend & Growth Fund............                                                          67.79%       82.83%
    Equity Income Fund................                                                          88.12%      100.00%
    Floating Rate Fund................                                                                                   100.00%
    Focus Fund........................                                                                      100.00%
    Global Communications Fund........                                                          43.50%       97.07%        6.10%
    Global Financial Services Fund....                                                          27.32%      100.00%       11.66%
    Global Health Fund................                                                          11.40%       26.10%
    Global Leaders Fund...............                                                                      100.00%
    Growth Allocation Fund............                                                          22.33%       78.78%       47.67%
    High Yield Fund...................                                                                                    99.18%
    Income Allocation Fund............                                                                                    94.85%
    Income Fund.......................       6.07%           0.19%        93.74%     100.00%                              98.85%
    Inflation Plus Fund...............      94.91%           0.00%         5.09%     100.00%                             100.00%
    International Capital Appreciation
      Fund............................                                                                      100.00%
    International Opportunities
      Fund............................                                                                      100.00%       34.74%
    International Small Company
      Fund............................                                                                       19.39%
    MidCap Fund.......................                                                          35.51%       39.15%
    MidCap Value Fund.................                                                          27.56%       33.08%
    Money Market Fund.................                                                                                   100.00%
    Retirement Income Fund............                                                                        1.25%       64.28%
    Select MidCap Growth Fund.........                                                          22.58%       23.84%
    Select MidCap Value Fund..........                                                           1.86%       43.27%
    Short Duration Fund...............      14.91%           0.06%        85.03%     100.00%                              98.50%
    Stock Fund........................                                                                      100.00%       33.10%
    Target Retirement 2010 Fund.......                                                                                    85.25%
    Target Retirement 2020 Fund.......                                                           1.95%        4.79%       58.64%
    Target Retirement 2030 Fund.......                                                           3.66%        4.67%       20.87%
    Tax-Free California Fund..........                                                                                   100.00%
    Tax-Free Minnesota Fund...........                                                                                   100.00%
    Tax-Free National Fund............                                                                                   100.00%
    Tax-Free New York Fund............                                                                                   100.00%
    Total Return Bond Fund............      12.37%           0.45%        87.18%     100.00%                              97.03%
    U.S. Government Securities Fund...      11.72%           4.85%        83.43%     100.00%                             100.00%
    Value Fund........................                                                          31.50%      100.00%        8.43%
    Value Opportunities Fund..........                                                                      100.00%


                                        QSTCG****
                                        ---------
    Advisers Fund.....................
    Aggressive Growth Allocation
      Fund............................
    Balance Income Fund...............
    Balanced Allocation Fund..........   100.00%
    Capital Appreciation Fund.........   100.00%
    Capital Appreciation II Fund......   100.00%
    Conservative Allocation Fund......   100.00%
    Disciplined Equity Fund...........
    Dividend & Growth Fund............   100.00%
    Equity Income Fund................   100.00%
    Floating Rate Fund................
    Focus Fund........................
    Global Communications Fund........
    Global Financial Services Fund....
    Global Health Fund................   100.00%
    Global Leaders Fund...............
    Growth Allocation Fund............   100.00%
    High Yield Fund...................
    Income Allocation Fund............   100.00%
    Income Fund.......................
    Inflation Plus Fund...............   100.00%
    International Capital Appreciation
      Fund............................   100.00%
    International Opportunities
      Fund............................
    International Small Company
      Fund............................   100.00%
    MidCap Fund.......................   100.00%
    MidCap Value Fund.................   100.00%
    Money Market Fund.................
    Retirement Income Fund............
    Select MidCap Growth Fund.........   100.00%
    Select MidCap Value Fund..........   100.00%
    Short Duration Fund...............
    Stock Fund........................
    Target Retirement 2010 Fund.......
    Target Retirement 2020 Fund.......
    Target Retirement 2030 Fund.......
    Tax-Free California Fund..........
    Tax-Free Minnesota Fund...........   100.00%
    Tax-Free National Fund............   100.00%
    Tax-Free New York Fund............   100.00%
    Total Return Bond Fund............   100.00%
    U.S. Government Securities Fund...
    Value Fund........................
    Value Opportunities Fund..........   100.00%

   * The income received from federal obligations.
  ** Income distributions, taxable as dividend income which qualify for deduction by corporations.
 *** For the fiscal year ended October 31, 2006, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds designate the maximum eligible amount of ordinary distributions declared as taxed at a maximum rate of 15%.
**** Applicable for non-resident foreign shareholders only. These are the percentages of ordinary income distributions that are designated as interest-related dividends under Internal Revenue Code Section 871(K)(1)(C)
     (QII) and as short-term capital gain distributions under Internal Revenue Code Section 871(K)(2)(C) (QSTCG).

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

--------------------------------------------------------------------------------

Complete information will be computed and reported in conjunction with your 2006 Form 1099-DIV.

FOREIGN TAX CREDIT PASS-THROUGH
-------------------------------
The following Funds elect under the Internal Revenue Code Section 853 to pass-through foreign taxes paid by the Funds to their
  shareholders as follows:
Global Communications Fund............................................  $ 53
International Capital Appreciation Fund...............................   440
International Opportunities Fund......................................   478
International Small Company Fund......................................   299

Detailed below are the per share distributions made for the fiscal period ended October 31, 2006.

FUND                 CLASS A  CLASS B  CLASS C  CLASS E  CLASS H  CLASS I  CLASS L  CLASS M  CLASS N  CLASS Y  CLASS Z
----                 -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
ADVISERS FUND
Income..............  0.294    0.168    0.182                                                          0.369
                      -----    -----    -----                                                          -----
AGGRESSIVE GROWTH ALLOCATION FUND
Income..............  0.089    0.016    0.016
Long-Term Capital
  Gain..............  0.006    0.006    0.006
                      -----    -----    -----
  Total Income
    Distributions...  0.096    0.023    0.022
                      -----    -----    -----
BALANCED ALLOCATION
  FUND
Income..............  0.215    0.133    0.135                      0.049
Short-Term Capital
  Gain..............  0.015    0.015    0.015                      0.000
Long-Term Capital
  Gain..............  0.007    0.007    0.007                      0.000
                      -----    -----    -----                      -----
  Total Income
    Distributions...  0.237    0.155    0.157                      0.049
                      -----    -----    -----                      -----
BALANCED INCOME FUND
Income..............  0.057    0.043    0.045                                                          0.062
                      -----    -----    -----                                                          -----
CAPITAL APPRECIATION
  FUND
Short-Term Capital
  Gain..............  0.220    0.220    0.220                                                          0.220
Long-Term Capital
  Gain..............  3.203    3.203    3.203                                                          3.203
                      -----    -----    -----                                                          -----
  Total Income
    Distributions...  3.423    3.423    3.423                                                          3.423
                      -----    -----    -----                                                          -----
CAPITAL APPRECIATION
  II FUND
Short-Term Capital
  Gain..............  0.151    0.151    0.151                                                          0.151
                      -----    -----    -----                                                          -----
CONSERVATIVE
  ALLOCATION FUND
Income..............  0.310    0.234    0.236                      0.073
Short-Term Capital
  Gain..............  0.052    0.052    0.052                      0.000
Long-Term Capital
  Gain..............  0.064    0.064    0.064                      0.000
                      -----    -----    -----                      -----
  Total Income
    Distributions...  0.426    0.350    0.351                      0.073
                      -----    -----    -----                      -----
DISCIPLINED EQUITY
  FUND
Income..............  0.018    0.000    0.000                                                          0.080
                      -----    -----    -----                                                          -----
DIVIDEND AND GROWTH
  FUND
Income..............  0.262    0.099    0.123                      0.081                               0.346
Short-Term Capital
  Gain..............  0.104    0.104    0.104                      0.000                               0.104
Long-Term Capital
  Gain..............  0.658    0.658    0.658                      0.000                               0.658
                      -----    -----    -----                      -----                               -----
  Total Income
    Distributions...  1.024    0.860    0.885                      0.081                               1.108
                      -----    -----    -----                      -----                               -----
EQUITY INCOME FUND
Income..............  0.281    0.175    0.191                      0.075                               0.334
Long-Term Capital
  Gain..............  0.035    0.035    0.035                      0.000                               0.035
                      -----    -----    -----                      -----                               -----
  Total Income
    Distributions...  0.316    0.209    0.225                      0.075                               0.369
                      -----    -----    -----                      -----                               -----
FLOATING RATE FUND
Income..............  0.624    0.540    0.546                      0.122                               0.654
                      -----    -----    -----                      -----                               -----
FOCUS FUND
Income..............  0.066    0.000    0.000                                                          0.111
                      -----    -----    -----                                                          -----
GLOBAL
  COMMUNICATIONS
  FUND
Income..............  0.100    0.068    0.055                                                          0.128
                      -----    -----    -----                                                          -----

--------------------------------------------------------------------------------

FUND                 CLASS A  CLASS B  CLASS C  CLASS E  CLASS H  CLASS I  CLASS L  CLASS M  CLASS N  CLASS Y  CLASS Z
----                 -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
GLOBAL FINANCIAL
  SERVICES FUND
Income..............  0.112    0.043    0.034                                                          0.158
                      -----    -----    -----                                                          -----
GLOBAL HEALTH FUND
Short-Term Capital
  Gain..............  0.458    0.458    0.458                                                          0.458
Long-Term Capital
  Gain..............  0.545    0.545    0.545                                                          0.545
                      -----    -----    -----                                                          -----
  Total Income
    Distributions...  1.003    1.003    1.003                                                          1.003
                      -----    -----    -----                                                          -----
GLOBAL LEADERS FUND
Income..............  0.016    0.000    0.000                                                          0.103
Long-Term Capital
  Gain..............  0.191    0.191    0.191                                                          0.191
                      -----    -----    -----                                                          -----
  Total Income
    Distributions...  0.208    0.191    0.191                                                          0.294
                      -----    -----    -----                                                          -----
GROWTH ALLOCATION
  FUND
Income..............  0.127    0.055    0.055
Short-Term Capital
  Gain..............  0.004    0.004    0.004
Long-Term Capital
  Gain..............  0.006    0.006    0.006
                      -----    -----    -----
  Total Income
    Distributions...  0.137    0.065    0.065
                      -----    -----    -----
GROWTH OPPORTUNITIES
  FUND
Long-Term Capital
  Gain..............  2.029    2.029    2.029             2.029    0.000    2.029    2.029    2.029    2.029    2.029
                      -----    -----    -----             -----    -----    -----    -----    -----    -----    -----
HIGH YIELD FUND
Income..............  0.546    0.486    0.493                                                          0.584
                      -----    -----    -----                                                          -----
INCOME ALLOCATION
  FUND
Income..............  0.431    0.362    0.361                      0.065
Short-Term Capital
  Gain..............  0.015    0.015    0.015                      0.000
                      -----    -----    -----                      -----
  Total Income
    Distributions...  0.446    0.377    0.377                      0.065
                      -----    -----    -----                      -----
INCOME FUND
Income..............  0.529    0.452    0.453                                                          0.555
                      -----    -----    -----                                                          -----
INFLATION PLUS FUND
Income..............  0.429    0.350    0.350                      0.045                               0.459
Long-Term Capital
  Gain..............  0.034    0.034    0.034                      0.000                               0.034
                      -----    -----    -----                      -----                               -----
  Total Income
    Distributions...  0.463    0.384    0.384                      0.045                               0.493
                      -----    -----    -----                      -----                               -----
INTERNATIONAL CAPITAL APPRECIATION FUND
Income..............  0.049    0.000    0.000                                                          0.104
Short-Term Capital
  Gain..............  0.044    0.044    0.044                                                          0.044
Long-Term Capital
  Gain..............  0.094    0.094    0.094                                                          0.094
                      -----    -----    -----                                                          -----
  Total Income
    Distributions...  0.187    0.138    0.138                                                          0.241
                      -----    -----    -----                                                          -----
INTERNATIONAL
  OPPORTUNITIES FUND
Income..............  0.046    0.000    0.000                                                          0.114
                      -----    -----    -----                                                          -----
INTERNATIONAL SMALL COMPANY FUND
Income..............  0.249    0.165    0.150                                                          0.304
Short-Term Capital
  Gain..............  0.926    0.926    0.926                                                          0.926
Long-Term Capital
  Gain..............  0.604    0.604    0.604                                                          0.604
                      -----    -----    -----                                                          -----
  Total Income
    Distributions...  1.779    1.695    1.680                                                          1.834
                      -----    -----    -----                                                          -----
MIDCAP FUND
Short-Term Capital
  Gain..............  0.587    0.587    0.587                                                          0.587
Long-Term Capital
  Gain..............  3.833    3.833    3.833                                                          3.833
                      -----    -----    -----                                                          -----
  Total Capital Gain
    Distributions...  4.421    4.421    4.421                                                          4.421
                      -----    -----    -----                                                          -----
MIDCAP VALUE FUND
Short-Term Capital
  Gain..............  0.416    0.416    0.416                                                          0.416
Long-Term Capital
  Gain..............  0.904    0.904    0.904                                                          0.904
                      -----    -----    -----                                                          -----
  Total Capital Gain
    Distributions...  1.320    1.320    1.320                                                          1.320
                      -----    -----    -----                                                          -----
RETIREMENT INCOME
  FUND
Income..............  0.749    0.675    0.674                                                          0.776
                      -----    -----    -----                                                          -----

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

--------------------------------------------------------------------------------

FUND                 CLASS A  CLASS B  CLASS C  CLASS E  CLASS H  CLASS I  CLASS L  CLASS M  CLASS N  CLASS Y  CLASS Z
----                 -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
SELECT MIDCAP GROWTH
  FUND
Short-Term Capital
  Gain..............  0.100    0.100    0.100                                                          0.100
                      -----    -----    -----                                                          -----
SELECT MIDCAP VALUE
  FUND
Income..............  0.008    0.000    0.000                                                          0.050
Short-Term Capital
  Gain..............  0.240    0.240    0.240                                                          0.240
                      -----    -----    -----                                                          -----
  Total Income
    Distributions...  0.248    0.240    0.240                                                          0.290
                      -----    -----    -----                                                          -----
SHORT DURATION FUND
Income..............  0.348    0.273    0.273                                                          0.373
                      -----    -----    -----                                                          -----
STOCK FUND
Income..............  0.040                                                                            0.136
                      -----                                                                            -----
TARGET RETIREMENT
  2010 FUND
Income..............  0.861    0.784    0.789                                                          0.887
                      -----    -----    -----                                                          -----
TARGET RETIREMENT
  2020 FUND
Income..............  0.354    0.280    0.282                                                          0.385
                      -----    -----    -----                                                          -----
TARGET RETIREMENT
  2030 FUND
Income..............  1.293    1.218    1.219                                                          1.326
                      -----    -----    -----                                                          -----
TAX-FREE CALIFORNIA
  FUND
Tax-Exempt Income...  0.382    0.304    0.304
Long-Term Capital
  Gain..............  0.007    0.007    0.007
                      -----    -----    -----
  Total Income
    Distributions...  0.389    0.311    0.311
                      -----    -----    -----
TAX-FREE MINNESOTA
  FUND
Tax-Exempt Income...  0.407    0.330    0.330    0.407    0.330             0.402    0.330    0.330    0.406
Short-Term Capital
  Gain..............  0.016    0.016    0.016    0.016    0.016             0.016    0.016    0.016    0.016
                      -----    -----    -----    -----    -----             -----    -----    -----    -----
  Total Income
    Distributions...  0.424    0.346    0.346    0.423    0.346             0.418    0.346    0.346    0.422
                      -----    -----    -----    -----    -----             -----    -----    -----    -----
TAX-FREE NATIONAL
  FUND
Tax-Exempt Income...  0.451    0.367    0.367    0.462    0.366             0.444    0.367    0.366    0.459
Short-Term Capital
  Gain..............  0.075    0.075    0.075    0.075    0.075             0.075    0.075    0.075    0.075
                      -----    -----    -----    -----    -----             -----    -----    -----    -----
  Total Income
    Distributions...  0.526    0.442    0.442    0.538    0.441             0.520    0.442    0.442    0.535
                      -----    -----    -----    -----    -----             -----    -----    -----    -----
TAX-FREE NEW YORK
  FUND
Tax-Exempt Income...  0.394    0.316    0.316
Short-Term Capital
  Gain..............  0.004    0.004    0.004
Long-Term Capital
  Gain..............  0.017    0.017    0.017
                      -----    -----    -----
  Total Income
    Distributions...  0.415    0.337    0.337
                      -----    -----    -----
TOTAL RETURN BOND
  FUND
Income..............  0.417    0.336    0.345                      0.075                               0.467
Short-Term Capital
  Gain..............  0.038    0.038    0.038                      0.000                               0.038
Long-Term Capital
  Gain..............  0.021    0.021    0.021                      0.000                               0.021
                      -----    -----    -----                      -----                               -----
  Total Income
    Distributions...  0.477    0.395    0.404                      0.075                               0.526
                      -----    -----    -----                      -----                               -----
U.S. GOVERNMENT
  SECURITIES FUND
Income..............  0.430    0.361    0.361    0.460    0.367             0.437    0.367    0.367    0.458
                      -----    -----    -----    -----    -----             -----    -----    -----    -----
VALUE FUND
Income..............  0.081                                                                            0.132
                      -----                                                                            -----
VALUE OPPORTUNITIES
  FUND
Income..............                                                                 0.022             0.057
Short-Term Capital
  Gain..............  0.135    0.135    0.135             0.135             0.135    0.135    0.135    0.135
Long-Term Capital
  Gain..............  0.362    0.362    0.362             0.362             0.362    0.362    0.362    0.362
                      -----    -----    -----             -----             -----    -----    -----    -----
  Total Income
    Distributions...  0.497    0.497    0.497             0.497             0.519    0.497    0.497    0.554
                      -----    -----    -----             -----             -----    -----    -----    -----

 HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 EXPENSE EXAMPLE
--------------------------------------------------------------------------------

YOUR FUND'S EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC), (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs(in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2006 through October 31, 2006.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6, then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                           ACTUAL RETURN
                       -----------------------------------------------------
                                                             EXPENSES PAID
                         BEGINNING           ENDING        DURING THE PERIOD
                          ACCOUNT           ACCOUNT         APRIL 30, 2006
                           VALUE             VALUE              THROUGH
                       APRIL 30, 2006   OCTOBER 31, 2006   OCTOBER 31, 2006
                       --------------   ----------------   -----------------
THE HARTFORD ADVISERS
  FUND
  Class A............    $1,000.00         $1,039.00            $ 5.83
  Class B............    $1,000.00         $1,034.60            $ 9.89
  Class C............    $1,000.00         $1,034.70            $ 9.42
  Class Y............    $1,000.00         $1,041.10            $ 3.48
THE HARTFORD
  AGGRESSIVE GROWTH
  ALLOCATION FUND
  Class A............    $1,000.00         $1,005.30            $ 3.70
  Class B............    $1,000.00         $1,002.30            $ 6.97
  Class C............    $1,000.00         $1,002.30            $ 6.97
  Class I............    $1,000.00         $1,050.00            $ 0.82

                             HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
                       -----------------------------------------------------
                                                             EXPENSES PAID
                         BEGINNING           ENDING        DURING THE PERIOD                  DAYS
                          ACCOUNT           ACCOUNT         APRIL 30, 2006     ANNUALIZED    IN THE      DAYS
                           VALUE             VALUE              THROUGH         EXPENSE     CURRENT     IN THE
                       APRIL 30, 2006   OCTOBER 31, 2006   OCTOBER 31, 2006      RATIO      1/2 YEAR   FULL YEAR
                       --------------   ----------------   -----------------   ----------   --------   ---------
THE HARTFORD ADVISERS
  FUND
  Class A............    $1,000.00         $1,019.48            $ 5.78            1.13%       184         365
  Class B............    $1,000.00         $1,015.49            $ 9.80            1.93%       184         365
  Class C............    $1,000.00         $1,015.94            $ 9.34            1.84%       184         365
  Class Y............    $1,000.00         $1,021.79            $ 3.45            0.68%       184         365
THE HARTFORD
  AGGRESSIVE GROWTH
  ALLOCATION FUND
  Class A............    $1,000.00         $1,021.52            $ 3.73            0.73%       184         365
  Class B............    $1,000.00         $1,018.24            $ 7.03            1.38%       184         365
  Class C............    $1,000.00         $1,018.24            $ 7.03            1.38%       184         365
  Class I............    $1,000.00         $1,007.55            $ 0.81            0.48%        61         365

 HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

--------------------------------------------------------------------------------

                                           ACTUAL RETURN
                       -----------------------------------------------------
                                                             EXPENSES PAID
                         BEGINNING           ENDING        DURING THE PERIOD
                          ACCOUNT           ACCOUNT         APRIL 30, 2006
                           VALUE             VALUE              THROUGH
                       APRIL 30, 2006   OCTOBER 31, 2006   OCTOBER 31, 2006
                       --------------   ----------------   -----------------
THE HARTFORD BALANCED
  ALLOCATION FUND
  Class A............    $1,000.00         $1,017.30            $ 3.16
  Class B............    $1,000.00         $1,013.70            $ 6.96
  Class C............    $1,000.00         $1,013.80            $ 6.96
  Class I............    $1,000.00         $1,033.50            $ 0.66
THE HARTFORD BALANCED
  INCOME FUND
  Class A............    $1,000.00         $1,047.80            $ 3.23
  Class B............    $1,000.00         $1,045.40            $ 5.14
  Class C............    $1,000.00         $1,045.60            $ 5.14
  Class Y............    $1,000.00         $1,048.30            $ 2.31

                             HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
                       -----------------------------------------------------
                                                             EXPENSES PAID
                         BEGINNING           ENDING        DURING THE PERIOD                  DAYS
                          ACCOUNT           ACCOUNT         APRIL 30, 2006     ANNUALIZED    IN THE      DAYS
                           VALUE             VALUE              THROUGH         EXPENSE     CURRENT     IN THE
                       APRIL 30, 2006   OCTOBER 31, 2006   OCTOBER 31, 2006      RATIO      1/2 YEAR   FULL YEAR
                       --------------   ----------------   -----------------   ----------   --------   ---------
THE HARTFORD BALANCED
  ALLOCATION FUND
  Class A............    $1,000.00         $1,022.07            $ 3.17            0.62%       184         365
  Class B............    $1,000.00         $1,018.29            $ 6.98            1.37%       184         365
  Class C............    $1,000.00         $1,018.29            $ 6.98            1.37%       184         365
  Class I............    $1,000.00         $1,007.71            $ 0.65            0.39%        61         365
THE HARTFORD BALANCED
  INCOME FUND
  Class A............    $1,000.00         $1,009.45            $ 3.17            1.25%        92         365
  Class B............    $1,000.00         $1,007.58            $ 5.04            1.99%        92         365
  Class C............    $1,000.00         $1,007.58            $ 5.04            1.99%        92         365
  Class Y............    $1,000.00         $1,010.35            $ 2.27            0.89%        92         365

--------------------------------------------------------------------------------

                                           ACTUAL RETURN
                       -----------------------------------------------------
                                                             EXPENSES PAID
                         BEGINNING           ENDING        DURING THE PERIOD
                          ACCOUNT           ACCOUNT         APRIL 30, 2006
                           VALUE             VALUE              THROUGH
                       APRIL 30, 2006   OCTOBER 31, 2006   OCTOBER 31, 2006
                       --------------   ----------------   -----------------
THE HARTFORD CAPITAL
  APPRECIATION FUND
  Class A............    $1,000.00         $1,023.70            $ 6.03
  Class B............    $1,000.00         $1,019.40            $10.07
  Class C............    $1,000.00         $1,019.60            $ 9.70
  Class I............    $1,000.00         $1,057.60            $ 1.52
  Class Y............    $1,000.00         $1,025.80            $ 3.84
THE HARTFORD CAPITAL
  APPRECIATION II
  FUND
  Class A............    $1,000.00         $1,009.20            $ 8.13
  Class B............    $1,000.00         $1,005.40            $11.98
  Class C............    $1,000.00         $1,005.40            $11.70
  Class I............    $1,000.00         $1,050.40            $ 1.95
  Class Y............    $1,000.00         $1,009.90            $ 4.07
THE HARTFORD
  CONSERVATIVE
  ALLOCATION FUND
  Class A............    $1,000.00         $1,027.00            $ 3.31
  Class B............    $1,000.00         $1,023.30            $ 6.74
  Class C............    $1,000.00         $1,023.40            $ 6.73
  Class I............    $1,000.00         $1,026.90            $ 0.69
THE HARTFORD
  DISCIPLINED EQUITY
  FUND
  Class A............    $1,000.00         $1,037.80            $ 7.21
  Class B............    $1,000.00         $1,033.80            $10.70
  Class C............    $1,000.00         $1,033.80            $10.77
  Class Y............    $1,000.00         $1,039.80            $ 4.59
THE HARTFORD DIVIDEND
  AND GROWTH FUND
  Class A............    $1,000.00         $1,068.10            $ 5.93
  Class B............    $1,000.00         $1,063.50            $10.35
  Class C............    $1,000.00         $1,063.80            $ 9.74
  Class I............    $1,000.00         $1,052.00            $ 1.23
  Class Y............    $1,000.00         $1,070.00            $ 5.14
THE HARTFORD EQUITY
  INCOME FUND
  Class A............    $1,000.00         $1,068.10            $ 5.16
  Class B............    $1,000.00         $1,063.90            $ 9.50
  Class C............    $1,000.00         $1,065.20            $ 8.85
  Class I............    $1,000.00         $1,040.50            $ 1.36
  Class Y............    $1,000.00         $1,070.70            $ 3.01
THE HARTFORD FLOATING
  RATE FUND
  Class A............    $1,000.00         $1,028.90            $ 2.74
  Class B............    $1,000.00         $1,025.50            $ 7.08
  Class C............    $1,000.00         $1,025.90            $ 6.74
  Class I............    $1,000.00         $1,012.10            $ 0.33
  Class Y............    $1,000.00         $1,031.50            $ 2.22

                             HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
                       -----------------------------------------------------
                                                             EXPENSES PAID
                         BEGINNING           ENDING        DURING THE PERIOD                  DAYS
                          ACCOUNT           ACCOUNT         APRIL 30, 2006     ANNUALIZED    IN THE      DAYS
                           VALUE             VALUE              THROUGH         EXPENSE     CURRENT     IN THE
                       APRIL 30, 2006   OCTOBER 31, 2006   OCTOBER 31, 2006      RATIO      1/2 YEAR   FULL YEAR
                       --------------   ----------------   -----------------   ----------   --------   ---------
THE HARTFORD CAPITAL
  APPRECIATION FUND
  Class A............    $1,000.00         $1,019.25            $ 6.02            1.18%       184         365
  Class B............    $1,000.00         $1,015.24            $10.05            1.98%       184         365
  Class C............    $1,000.00         $1,015.60            $ 9.68            1.90%       184         365
  Class I............    $1,000.00         $1,006.88            $ 1.48            0.88%        61         365
  Class Y............    $1,000.00         $1,021.42            $ 3.83            0.75%       184         365
THE HARTFORD CAPITAL
  APPRECIATION II
  FUND
  Class A............    $1,000.00         $1,017.12            $ 8.16            1.60%       184         365
  Class B............    $1,000.00         $1,013.26            $12.02            2.37%       184         365
  Class C............    $1,000.00         $1,013.54            $11.74            2.31%       184         365
  Class I............    $1,000.00         $1,006.45            $ 1.91            1.14%        61         365
  Class Y............    $1,000.00         $1,021.16            $ 4.09            0.80%       184         365
THE HARTFORD
  CONSERVATIVE
  ALLOCATION FUND
  Class A............    $1,000.00         $1,021.94            $ 3.30            0.65%       184         365
  Class B............    $1,000.00         $1,018.54            $ 6.72            1.32%       184         365
  Class C............    $1,000.00         $1,018.55            $ 6.72            1.32%       184         365
  Class I............    $1,000.00         $1,007.67            $ 0.69            0.41%        61         365
THE HARTFORD
  DISCIPLINED EQUITY
  FUND
  Class A............    $1,000.00         $1,018.13            $ 7.14            1.40%       184         365
  Class B............    $1,000.00         $1,014.68            $10.60            2.09%       184         365
  Class C............    $1,000.00         $1,014.62            $10.67            2.10%       184         365
  Class Y............    $1,000.00         $1,020.71            $ 4.54            0.89%       184         365
THE HARTFORD DIVIDEND
  AND GROWTH FUND
  Class A............    $1,000.00         $1,019.47            $ 5.79            1.14%       184         365
  Class B............    $1,000.00         $1,015.17            $10.11            1.99%       184         365
  Class C............    $1,000.00         $1,015.76            $ 9.52            1.87%       184         365
  Class I............    $1,000.00         $1,007.15            $ 1.21            0.72%        61         365
  Class Y............    $1,000.00         $1,020.24            $ 5.01            0.98%       184         365
THE HARTFORD EQUITY
  INCOME FUND
  Class A............    $1,000.00         $1,020.21            $ 5.04            0.99%       184         365
  Class B............    $1,000.00         $1,015.99            $ 9.28            1.83%       184         365
  Class C............    $1,000.00         $1,016.63            $ 8.64            1.70%       184         365
  Class I............    $1,000.00         $1,007.02            $ 1.34            0.80%        61         365
  Class Y............    $1,000.00         $1,022.30            $ 2.94            0.58%       184         365
THE HARTFORD FLOATING
  RATE FUND
  Class A............    $1,000.00         $1,022.51            $ 2.73            0.54%       184         365
  Class B............    $1,000.00         $1,018.21            $ 7.06            1.39%       184         365
  Class C............    $1,000.00         $1,018.55            $ 6.71            1.32%       184         365
  Class I............    $1,000.00         $1,008.03            $ 0.33            0.20%        61         365
  Class Y............    $1,000.00         $1,023.02            $ 2.21            0.43%       184         365

 HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

--------------------------------------------------------------------------------

                                           ACTUAL RETURN
                       -----------------------------------------------------
                                                             EXPENSES PAID
                         BEGINNING           ENDING        DURING THE PERIOD
                          ACCOUNT           ACCOUNT         APRIL 30, 2006
                           VALUE             VALUE              THROUGH
                       APRIL 30, 2006   OCTOBER 31, 2006   OCTOBER 31, 2006
                       --------------   ----------------   -----------------
THE HARTFORD FOCUS
  FUND
  Class A............    $1,000.00         $1,006.40            $ 7.58
  Class B............    $1,000.00         $1,002.80            $11.35
  Class C............    $1,000.00         $1,002.80            $11.35
  Class Y............    $1,000.00         $1,009.00            $ 5.47
THE HARTFORD GLOBAL
  COMMUNICATIONS FUND
  Class A............    $1,000.00         $1,006.30            $ 5.80
  Class B............    $1,000.00         $1,003.90            $ 9.25
  Class C............    $1,000.00         $1,002.60            $ 9.57
  Class Y............    $1,000.00         $1,009.80            $ 3.79
THE HARTFORD GLOBAL
  FINANCIAL SERVICES
  FUND
  Class A............    $1,000.00         $1,026.40            $ 5.87
  Class B............    $1,000.00         $1,023.10            $ 9.03
  Class C............    $1,000.00         $1,022.30            $ 9.76
  Class Y............    $1,000.00         $1,028.30            $ 3.83

                             HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
                       -----------------------------------------------------
                                                             EXPENSES PAID
                         BEGINNING           ENDING        DURING THE PERIOD                  DAYS
                          ACCOUNT           ACCOUNT         APRIL 30, 2006     ANNUALIZED    IN THE      DAYS
                           VALUE             VALUE              THROUGH         EXPENSE     CURRENT     IN THE
                       APRIL 30, 2006   OCTOBER 31, 2006   OCTOBER 31, 2006      RATIO      1/2 YEAR   FULL YEAR
                       --------------   ----------------   -----------------   ----------   --------   ---------
THE HARTFORD FOCUS
  FUND
  Class A............    $1,000.00         $1,017.65            $ 7.62            1.50%       184         365
  Class B............    $1,000.00         $1,013.87            $11.41            2.25%       184         365
  Class C............    $1,000.00         $1,013.87            $11.41            2.25%       184         365
  Class Y............    $1,000.00         $1,019.76            $ 5.50            1.08%       184         365
THE HARTFORD GLOBAL
  COMMUNICATIONS FUND
  Class A............    $1,000.00         $1,019.42            $ 5.84            1.15%       184         365
  Class B............    $1,000.00         $1,015.98            $ 9.30            1.83%       184         365
  Class C............    $1,000.00         $1,015.65            $ 9.63            1.90%       184         365
  Class Y............    $1,000.00         $1,021.44            $ 3.81            0.75%       184         365
THE HARTFORD GLOBAL
  FINANCIAL SERVICES
  FUND
  Class A............    $1,000.00         $1,019.41            $ 5.85            1.15%       184         365
  Class B............    $1,000.00         $1,016.28            $ 8.99            1.77%       184         365
  Class C............    $1,000.00         $1,015.56            $ 9.72            1.91%       184         365
  Class Y............    $1,000.00         $1,021.43            $ 3.82            0.75%       184         365

--------------------------------------------------------------------------------

                                           ACTUAL RETURN
                       -----------------------------------------------------
                                                             EXPENSES PAID
                         BEGINNING           ENDING        DURING THE PERIOD
                          ACCOUNT           ACCOUNT         APRIL 30, 2006
                           VALUE             VALUE              THROUGH
                       APRIL 30, 2006   OCTOBER 31, 2006   OCTOBER 31, 2006
                       --------------   ----------------   -----------------
THE HARTFORD GLOBAL
  HEALTH FUND
  Class A............    $1,000.00         $1,057.50            $ 8.40
  Class B............    $1,000.00         $1,053.50            $12.32
  Class C............    $1,000.00         $1,054.20            $11.93
  Class I............    $1,000.00         $1,030.00            $ 1.95
  Class Y............    $1,000.00         $1,060.50            $ 5.59
THE HARTFORD GLOBAL
  LEADERS FUND
  Class A............    $1,000.00         $  982.20            $ 7.55
  Class B............    $1,000.00         $  979.10            $11.04
  Class C............    $1,000.00         $  978.60            $11.01
  Class Y............    $1,000.00         $  984.80            $ 4.68
THE HARTFORD GLOBAL
  TECHNOLOGY FUND
  Class A............    $1,000.00         $  979.30            $ 6.95
  Class B............    $1,000.00         $  976.50            $10.03
  Class C............    $1,000.00         $  974.70            $11.38
  Class Y............    $1,000.00         $  979.80            $ 5.99
THE HARTFORD GROWTH
  ALLOCATION FUND
  Class A............    $1,000.00         $1,010.40            $ 3.41
  Class B............    $1,000.00         $1,007.20            $ 6.70
  Class C............    $1,000.00         $1,008.00            $ 6.70
  Class I............    $1,000.00         $1,041.90            $ 0.72
THE HARTFORD GROWTH
  FUND
  Class A............    $1,000.00         $  967.00            $ 6.66
  Class B............    $1,000.00         $  962.70            $10.55
  Class C............    $1,000.00         $  963.30            $10.16
  Class H............    $1,000.00         $  964.80            $ 9.09
  Class I............    $1,000.00         $1,046.50            $ 1.64
  Class L............    $1,000.00         $  968.40            $ 5.39
  Class M............    $1,000.00         $  964.80            $ 9.09
  Class N............    $1,000.00         $  964.80            $ 9.09
  Class Y............    $1,000.00         $  969.70            $ 4.25
THE HARTFORD GROWTH
  OPPORTUNITIES FUND
  Class A............    $1,000.00         $  970.90            $ 6.04
  Class B............    $1,000.00         $  966.30            $10.34
  Class C............    $1,000.00         $  966.70            $10.25
  Class H............    $1,000.00         $  967.50            $ 9.10
  Class I............    $1,000.00         $1,049.70            $ 1.91
  Class L............    $1,000.00         $  971.30            $ 5.39
  Class M............    $1,000.00         $  967.80            $ 9.10
  Class N............    $1,000.00         $  967.40            $ 9.10
  Class Y............    $1,000.00         $  972.50            $ 4.13
  Class Z............    $1,000.00         $  972.60            $ 4.15

                             HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
                       -----------------------------------------------------
                                                             EXPENSES PAID
                         BEGINNING           ENDING        DURING THE PERIOD                  DAYS
                          ACCOUNT           ACCOUNT         APRIL 30, 2006     ANNUALIZED    IN THE      DAYS
                           VALUE             VALUE              THROUGH         EXPENSE     CURRENT     IN THE
                       APRIL 30, 2006   OCTOBER 31, 2006   OCTOBER 31, 2006      RATIO      1/2 YEAR   FULL YEAR
                       --------------   ----------------   -----------------   ----------   --------   ---------
THE HARTFORD GLOBAL
  HEALTH FUND
  Class A............    $1,000.00         $1,017.04            $ 8.24            1.62%       184         365
  Class B............    $1,000.00         $1,013.21            $12.07            2.38%       184         365
  Class C............    $1,000.00         $1,013.59            $11.69            2.30%       184         365
  Class I............    $1,000.00         $1,019.76            $ 1.93            1.15%        61         365
  Class Y............    $1,000.00         $1,019.78            $ 5.48            1.08%       184         365
THE HARTFORD GLOBAL
  LEADERS FUND
  Class A............    $1,000.00         $1,017.59            $ 7.69            1.51%       184         365
  Class B............    $1,000.00         $1,014.05            $11.24            2.21%       184         365
  Class C............    $1,000.00         $1,014.07            $11.21            2.21%       184         365
  Class Y............    $1,000.00         $1,020.49            $ 4.77            0.94%       184         365
THE HARTFORD GLOBAL
  TECHNOLOGY FUND
  Class A............    $1,000.00         $1,018.18            $ 7.09            1.39%       184         365
  Class B............    $1,000.00         $1,015.06            $10.22            2.01%       184         365
  Class C............    $1,000.00         $1,013.68            $11.61            2.29%       184         365
  Class Y............    $1,000.00         $1,019.16            $ 6.11            1.20%       184         365
THE HARTFORD GROWTH
  ALLOCATION FUND
  Class A............    $1,000.00         $1,021.81            $ 3.43            0.67%       184         365
  Class B............    $1,000.00         $1,018.53            $ 6.74            1.32%       184         365
  Class C............    $1,000.00         $1,018.53            $ 6.74            1.32%       184         365
  Class I............    $1,000.00         $1,007.65            $ 0.70            0.42%        61         365
THE HARTFORD GROWTH
  FUND
  Class A............    $1,000.00         $1,018.44            $ 6.83            1.34%       184         365
  Class B............    $1,000.00         $1,014.45            $10.83            2.13%       184         365
  Class C............    $1,000.00         $1,014.86            $10.42            2.05%       184         365
  Class H............    $1,000.00         $1,015.96            $ 9.32            1.83%       184         365
  Class I............    $1,000.00         $1,006.76            $ 1.60            0.96%        61         365
  Class L............    $1,000.00         $1,019.73            $ 5.53            1.09%       184         365
  Class M............    $1,000.00         $1,015.95            $ 9.33            1.84%       184         365
  Class N............    $1,000.00         $1,015.95            $ 9.33            1.84%       184         365
  Class Y............    $1,000.00         $1,020.89            $ 4.36            0.86%       184         365
THE HARTFORD GROWTH
  OPPORTUNITIES FUND
  Class A............    $1,000.00         $1,019.08            $ 6.19            1.22%       184         365
  Class B............    $1,000.00         $1,014.69            $10.59            2.09%       184         365
  Class C............    $1,000.00         $1,014.78            $10.51            2.07%       184         365
  Class H............    $1,000.00         $1,015.96            $ 9.32            1.83%       184         365
  Class I............    $1,000.00         $1,006.49            $ 1.87            1.12%        61         365
  Class L............    $1,000.00         $1,019.74            $ 5.52            1.09%       184         365
  Class M............    $1,000.00         $1,015.96            $ 9.32            1.83%       184         365
  Class N............    $1,000.00         $1,015.96            $ 9.32            1.83%       184         365
  Class Y............    $1,000.00         $1,021.01            $ 4.24            0.83%       184         365
  Class Z............    $1,000.00         $1,021.00            $ 4.25            0.84%       184         365

 HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

--------------------------------------------------------------------------------

                                           ACTUAL RETURN
                       -----------------------------------------------------
                                                             EXPENSES PAID
                         BEGINNING           ENDING        DURING THE PERIOD
                          ACCOUNT           ACCOUNT         APRIL 30, 2006
                           VALUE             VALUE              THROUGH
                       APRIL 30, 2006   OCTOBER 31, 2006   OCTOBER 31, 2006
                       --------------   ----------------   -----------------
THE HARTFORD HIGH
  YIELD FUND
  Class A............    $1,000.00         $1,045.40            $ 6.19
  Class B............    $1,000.00         $1,041.50            $10.03
  Class C............    $1,000.00         $1,040.60            $ 9.78
  Class Y............    $1,000.00         $1,048.00            $ 3.81
THE HARTFORD INCOME
  ALLOCATION FUND
  Class A............    $1,000.00         $1,033.80            $ 3.19
  Class B............    $1,000.00         $1,029.20            $ 6.76
  Class C............    $1,000.00         $1,029.10            $ 6.76
  Class I............    $1,000.00         $1,011.70            $ 0.62
THE HARTFORD INCOME
  FUND
  Class A............    $1,000.00         $1,043.60            $ 4.89
  Class B............    $1,000.00         $1,039.70            $ 8.74
  Class C............    $1,000.00         $1,039.70            $ 8.74
  Class Y............    $1,000.00         $1,045.00            $ 3.61

                             HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
                       -----------------------------------------------------
                                                             EXPENSES PAID
                         BEGINNING           ENDING        DURING THE PERIOD                  DAYS
                          ACCOUNT           ACCOUNT         APRIL 30, 2006     ANNUALIZED    IN THE      DAYS
                           VALUE             VALUE              THROUGH         EXPENSE     CURRENT     IN THE
                       APRIL 30, 2006   OCTOBER 31, 2006   OCTOBER 31, 2006      RATIO      1/2 YEAR   FULL YEAR
                       --------------   ----------------   -----------------   ----------   --------   ---------
THE HARTFORD HIGH
  YIELD FUND
  Class A............    $1,000.00         $1,019.15            $ 6.11            1.20%       184         365
  Class B............    $1,000.00         $1,015.38            $ 9.90            1.95%       184         365
  Class C............    $1,000.00         $1,015.62            $ 9.66            1.90%       184         365
  Class Y............    $1,000.00         $1,021.48            $ 3.76            0.74%       184         365
THE HARTFORD INCOME
  ALLOCATION FUND
  Class A............    $1,000.00         $1,022.07            $ 3.17            0.62%       184         365
  Class B............    $1,000.00         $1,018.54            $ 6.73            1.32%       184         365
  Class C............    $1,000.00         $1,018.55            $ 6.72            1.32%       184         365
  Class I............    $1,000.00         $1,007.74            $ 0.62            0.37%        61         365
THE HARTFORD INCOME
  FUND
  Class A............    $1,000.00         $1,020.42            $ 4.84            0.95%       184         365
  Class B............    $1,000.00         $1,016.63            $ 8.64            1.70%       184         365
  Class C............    $1,000.00         $1,016.64            $ 8.64            1.70%       184         365
  Class Y............    $1,000.00         $1,021.68            $ 3.57            0.70%       184         365

--------------------------------------------------------------------------------

                                           ACTUAL RETURN
                       -----------------------------------------------------
                                                             EXPENSES PAID
                         BEGINNING           ENDING        DURING THE PERIOD
                          ACCOUNT           ACCOUNT         APRIL 30, 2006
                           VALUE             VALUE              THROUGH
                       APRIL 30, 2006   OCTOBER 31, 2006   OCTOBER 31, 2006
                       --------------   ----------------   -----------------
THE HARTFORD
  INFLATION PLUS FUND
  Class A............    $1,000.00         $1,036.30            $ 4.87
  Class B............    $1,000.00         $1,032.30            $ 8.70
  Class C............    $1,000.00         $1,031.30            $ 8.70
  Class I............    $1,000.00         $1,000.40            $ 1.17
  Class Y............    $1,000.00         $1,036.70            $ 3.49
THE HARTFORD
  INTERNATIONAL
  CAPITAL
  APPRECIATION FUND
  Class A............    $1,000.00         $  996.70            $ 8.04
  Class B............    $1,000.00         $  993.10            $11.62
  Class C............    $1,000.00         $  993.10            $11.79
  Class I............    $1,000.00         $1,041.80            $ 2.32
  Class Y............    $1,000.00         $  998.70            $ 5.91
THE HARTFORD
  INTERNATIONAL
  OPPORTUNITIES FUND
  Class A............    $1,000.00         $1,006.90            $ 8.14
  Class B............    $1,000.00         $1,004.60            $11.02
  Class C............    $1,000.00         $1,003.30            $11.69
  Class Y............    $1,000.00         $1,010.30            $ 5.02
THE HARTFORD
  INTERNATIONAL SMALL
  COMPANY FUND
  Class A............    $1,000.00         $1,013.10            $ 8.26
  Class B............    $1,000.00         $1,009.60            $11.38
  Class C............    $1,000.00         $1,009.10            $11.89
  Class Y............    $1,000.00         $1,015.50            $ 6.10
THE HARTFORD MIDCAP
  FUND
  Class A............    $1,000.00         $  974.60            $ 6.42
  Class B............    $1,000.00         $  970.90            $10.17
  Class C............    $1,000.00         $  971.40            $ 9.80
  Class Y............    $1,000.00         $  976.60            $ 4.12
THE HARTFORD MIDCAP
  GROWTH FUND
  Class A............    $1,000.00         $1,063.00            $ 3.10
  Class B............    $1,000.00         $1,061.00            $ 5.32
  Class C............    $1,000.00         $1,061.00            $ 5.35
  Class Y............    $1,000.00         $1,064.00            $ 2.05
THE HARTFORD MIDCAP
  VALUE FUND
  Class A............    $1,000.00         $1,018.90            $ 7.12
  Class B............    $1,000.00         $1,015.30            $10.99
  Class C............    $1,000.00         $1,014.60            $10.92
  Class Y............    $1,000.00         $1,021.10            $ 4.81

                             HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
                       -----------------------------------------------------
                                                             EXPENSES PAID
                         BEGINNING           ENDING        DURING THE PERIOD                  DAYS
                          ACCOUNT           ACCOUNT         APRIL 30, 2006     ANNUALIZED    IN THE      DAYS
                           VALUE             VALUE              THROUGH         EXPENSE     CURRENT     IN THE
                       APRIL 30, 2006   OCTOBER 31, 2006   OCTOBER 31, 2006      RATIO      1/2 YEAR   FULL YEAR
                       --------------   ----------------   -----------------   ----------   --------   ---------
THE HARTFORD
  INFLATION PLUS FUND
  Class A............    $1,000.00         $1,020.42            $ 4.84            0.95%       184         365
  Class B............    $1,000.00         $1,016.64            $ 8.64            1.70%       184         365
  Class C............    $1,000.00         $1,016.64            $ 8.63            1.70%       184         365
  Class I............    $1,000.00         $1,007.19            $ 1.17            0.70%        61         365
  Class Y............    $1,000.00         $1,021.78            $ 3.46            0.68%       184         365
THE HARTFORD
  INTERNATIONAL
  CAPITAL
  APPRECIATION FUND
  Class A............    $1,000.00         $1,017.15            $ 8.12            1.60%       184         365
  Class B............    $1,000.00         $1,013.55            $11.74            2.31%       184         365
  Class C............    $1,000.00         $1,013.37            $11.91            2.35%       184         365
  Class I............    $1,000.00         $1,006.08            $ 2.28            1.36%        61         365
  Class Y............    $1,000.00         $1,019.29            $ 5.97            1.17%       184         365
THE HARTFORD
  INTERNATIONAL
  OPPORTUNITIES FUND
  Class A............    $1,000.00         $1,017.10            $ 8.18            1.61%       184         365
  Class B............    $1,000.00         $1,014.21            $11.07            2.18%       184         365
  Class C............    $1,000.00         $1,013.54            $11.75            2.31%       184         365
  Class Y............    $1,000.00         $1,020.21            $ 5.04            0.99%       184         365
THE HARTFORD
  INTERNATIONAL SMALL
  COMPANY FUND
  Class A............    $1,000.00         $1,017.00            $ 8.27            1.63%       184         365
  Class B............    $1,000.00         $1,013.88            $11.41            2.25%       184         365
  Class C............    $1,000.00         $1,013.37            $11.91            2.35%       184         365
  Class Y............    $1,000.00         $1,019.16            $ 6.11            1.20%       184         365
THE HARTFORD MIDCAP
  FUND
  Class A............    $1,000.00         $1,018.71            $ 6.56            1.29%       184         365
  Class B............    $1,000.00         $1,014.88            $10.40            2.05%       184         365
  Class C............    $1,000.00         $1,015.27            $10.01            1.97%       184         365
  Class Y............    $1,000.00         $1,021.04            $ 4.21            0.83%       184         365
THE HARTFORD MIDCAP
  GROWTH FUND
  Class A............    $1,000.00         $1,009.60            $ 3.02            1.19%        92         365
  Class B............    $1,000.00         $1,007.44            $ 5.18            2.05%        92         365
  Class C............    $1,000.00         $1,007.41            $ 5.21            2.06%        92         365
  Class Y............    $1,000.00         $1,010.62            $ 1.99            0.79%        92         365
THE HARTFORD MIDCAP
  VALUE FUND
  Class A............    $1,000.00         $1,018.15            $ 7.12            1.40%       184         365
  Class B............    $1,000.00         $1,014.29            $10.99            2.16%       184         365
  Class C............    $1,000.00         $1,014.37            $10.91            2.15%       184         365
  Class Y............    $1,000.00         $1,020.44            $ 4.81            0.94%       184         365

 HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

--------------------------------------------------------------------------------

                                           ACTUAL RETURN
                       -----------------------------------------------------
                                                             EXPENSES PAID
                         BEGINNING           ENDING        DURING THE PERIOD
                          ACCOUNT           ACCOUNT         APRIL 30, 2006
                           VALUE             VALUE              THROUGH
                       APRIL 30, 2006   OCTOBER 31, 2006   OCTOBER 31, 2006
                       --------------   ----------------   -----------------
THE HARTFORD MONEY
  MARKET FUND
  Class A............    $1,000.00         $1,022.00            $ 4.81
  Class B............    $1,000.00         $1,018.20            $ 8.63
  Class C............    $1,000.00         $1,018.20            $ 8.64
  Class Y............    $1,000.00         $1,023.30            $ 2.79
THE HARTFORD
  RETIREMENT INCOME
  FUND
  Class A............    $1,000.00         $1,026.50            $ 2.79
  Class B............    $1,000.00         $1,021.50            $ 6.60
  Class C............    $1,000.00         $1,023.60            $ 6.61
  Class Y............    $1,000.00         $1,028.10            $ 1.25
THE HARTFORD SELECT
  MIDCAP GROWTH FUND
  Class A............    $1,000.00         $  969.10            $ 7.43
  Class B............    $1,000.00         $  965.30            $10.40
  Class C............    $1,000.00         $  964.50            $11.21
  Class Y............    $1,000.00         $  971.80            $ 5.91
THE HARTFORD SELECT
  MIDCAP VALUE FUND
  Class A............    $1,000.00         $1,039.40            $ 8.00
  Class B............    $1,000.00         $1,035.40            $11.86
  Class C............    $1,000.00         $1,034.50            $11.79
  Class Y............    $1,000.00         $1,038.50            $ 5.89

                             HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
                       -----------------------------------------------------
                                                             EXPENSES PAID
                         BEGINNING           ENDING        DURING THE PERIOD                  DAYS
                          ACCOUNT           ACCOUNT         APRIL 30, 2006     ANNUALIZED    IN THE      DAYS
                           VALUE             VALUE              THROUGH         EXPENSE     CURRENT     IN THE
                       APRIL 30, 2006   OCTOBER 31, 2006   OCTOBER 31, 2006      RATIO      1/2 YEAR   FULL YEAR
                       --------------   ----------------   -----------------   ----------   --------   ---------
THE HARTFORD MONEY
  MARKET FUND
  Class A............    $1,000.00         $1,020.44            $ 4.81            0.94%       184         365
  Class B............    $1,000.00         $1,016.65            $ 8.63            1.70%       184         365
  Class C............    $1,000.00         $1,016.64            $ 8.64            1.70%       184         365
  Class Y............    $1,000.00         $1,022.45            $ 2.79            0.55%       184         365
THE HARTFORD
  RETIREMENT INCOME
  FUND
  Class A............    $1,000.00         $1,022.45            $ 2.79            0.55%       184         365
  Class B............    $1,000.00         $1,018.67            $ 6.59            1.30%       184         365
  Class C............    $1,000.00         $1,018.67            $ 6.60            1.30%       184         365
  Class Y............    $1,000.00         $1,023.97            $ 1.25            0.25%       184         365
THE HARTFORD SELECT
  MIDCAP GROWTH FUND
  Class A............    $1,000.00         $1,017.66            $ 7.61            1.50%       184         365
  Class B............    $1,000.00         $1,014.62            $10.66            2.10%       184         365
  Class C............    $1,000.00         $1,013.79            $11.49            2.26%       184         365
  Class Y............    $1,000.00         $1,019.22            $ 6.05            1.19%       184         365
THE HARTFORD SELECT
  MIDCAP VALUE FUND
  Class A............    $1,000.00         $1,017.36            $ 7.92            1.56%       184         365
  Class B............    $1,000.00         $1,013.55            $11.73            2.31%       184         365
  Class C............    $1,000.00         $1,013.62            $11.67            2.30%       184         365
  Class Y............    $1,000.00         $1,019.43            $ 5.84            1.15%       184         365

--------------------------------------------------------------------------------

                                           ACTUAL RETURN
                       -----------------------------------------------------
                                                             EXPENSES PAID
                         BEGINNING           ENDING        DURING THE PERIOD
                          ACCOUNT           ACCOUNT         APRIL 30, 2006
                           VALUE             VALUE              THROUGH
                       APRIL 30, 2006   OCTOBER 31, 2006   OCTOBER 31, 2006
                       --------------   ----------------   -----------------
THE HARTFORD SELECT
  SMALLCAP GROWTH
  FUND
  Class A............    $1,000.00         $  939.30            $ 8.29
  Class B............    $1,000.00         $  936.40            $11.80
  Class C............    $1,000.00         $  935.50            $11.79
  Class Y............    $1,000.00         $  942.20            $ 5.87
THE HARTFORD SELECT
  SMALLCAP VALUE FUND
  Class A............    $1,000.00         $1,096.00            $ 4.21
  Class B............    $1,000.00         $1,093.00            $ 6.18
  Class C............    $1,000.00         $1,093.00            $ 6.17
  Class Y............    $1,000.00         $1,097.00            $ 3.17
THE HARTFORD SHORT
  DURATION FUND
  Class A............    $1,000.00         $1,024.80            $ 4.59
  Class B............    $1,000.00         $1,021.90            $ 8.41
  Class C............    $1,000.00         $1,021.90            $ 8.40
  Class Y............    $1,000.00         $1,027.20            $ 3.33
THE HARTFORD SMALL
  COMPANY FUND
  Class A............    $1,000.00         $  933.80            $ 6.85
  Class B............    $1,000.00         $  929.70            $10.76
  Class C............    $1,000.00         $  930.70            $10.46
  Class I............    $1,000.00         $1,043.00            $ 1.96
  Class Y............    $1,000.00         $  936.20            $ 4.58
THE HARTFORD SMALLCAP
  GROWTH FUND
  Class A............    $1,000.00         $  970.30            $ 6.89
  Class B............    $1,000.00         $  967.00            $10.01
  Class C............    $1,000.00         $  966.30            $10.67
  Class H............    $1,000.00         $  967.50            $ 9.45
  Class I............    $1,000.00         $1,084.10            $ 2.02
  Class L............    $1,000.00         $  971.00            $ 5.75
  Class M............    $1,000.00         $  967.50            $ 9.46
  Class N............    $1,000.00         $  967.50            $ 9.46
  Class Y............    $1,000.00         $  972.00            $ 4.61
THE HARTFORD STOCK
  FUND
  Class A............    $1,000.00         $1,034.40            $ 6.70
  Class B............    $1,000.00         $1,030.00            $11.06
  Class C............    $1,000.00         $1,030.30            $10.48
  Class Y............    $1,000.00         $1,037.30            $ 4.07
THE HARTFORD TARGET
  RETIREMENT 2010
  FUND
  Class A............    $1,000.00         $1,019.20            $ 2.73
  Class B............    $1,000.00         $1,015.80            $ 6.55
  Class C............    $1,000.00         $1,015.00            $ 6.61
  Class Y............    $1,000.00         $1,019.80            $ 1.20

                             HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
                       -----------------------------------------------------
                                                             EXPENSES PAID
                         BEGINNING           ENDING        DURING THE PERIOD                  DAYS
                          ACCOUNT           ACCOUNT         APRIL 30, 2006     ANNUALIZED    IN THE      DAYS
                           VALUE             VALUE              THROUGH         EXPENSE     CURRENT     IN THE
                       APRIL 30, 2006   OCTOBER 31, 2006   OCTOBER 31, 2006      RATIO      1/2 YEAR   FULL YEAR
                       --------------   ----------------   -----------------   ----------   --------   ---------
THE HARTFORD SELECT
  SMALLCAP GROWTH
  FUND
  Class A............    $1,000.00         $1,016.66            $ 8.62            1.70%       184         365
  Class B............    $1,000.00         $1,013.01            $12.27            2.42%       184         365
  Class C............    $1,000.00         $1,013.02            $12.27            2.42%       184         365
  Class Y............    $1,000.00         $1,019.16            $ 6.10            1.20%       184         365
THE HARTFORD SELECT
  SMALLCAP VALUE FUND
  Class A............    $1,000.00         $1,008.59            $ 4.03            1.59%        92         365
  Class B............    $1,000.00         $1,006.70            $ 5.93            2.34%        92         365
  Class C............    $1,000.00         $1,006.70            $ 5.92            2.34%        92         365
  Class Y............    $1,000.00         $1,009.58            $ 3.04            1.20%        92         365
THE HARTFORD SHORT
  DURATION FUND
  Class A............    $1,000.00         $1,020.67            $ 4.59            0.90%       184         365
  Class B............    $1,000.00         $1,016.89            $ 8.38            1.65%       184         365
  Class C............    $1,000.00         $1,016.89            $ 8.38            1.65%       184         365
  Class Y............    $1,000.00         $1,021.92            $ 3.32            0.65%       184         365
THE HARTFORD SMALL
  COMPANY FUND
  Class A............    $1,000.00         $1,018.12            $ 7.15            1.41%       184         365
  Class B............    $1,000.00         $1,014.05            $11.23            2.21%       184         365
  Class C............    $1,000.00         $1,014.37            $10.92            2.15%       184         365
  Class I............    $1,000.00         $1,006.43            $ 1.93            1.15%        61         365
  Class Y............    $1,000.00         $1,020.47            $ 4.78            0.94%       184         365
THE HARTFORD SMALLCAP
  GROWTH FUND
  Class A............    $1,000.00         $1,018.21            $ 7.06            1.39%       184         365
  Class B............    $1,000.00         $1,015.03            $10.25            2.02%       184         365
  Class C............    $1,000.00         $1,014.35            $10.93            2.15%       184         365
  Class H............    $1,000.00         $1,015.60            $ 9.68            1.91%       184         365
  Class I............    $1,000.00         $1,006.42            $ 1.94            1.16%        61         365
  Class L............    $1,000.00         $1,019.37            $ 5.89            1.16%       184         365
  Class M............    $1,000.00         $1,015.59            $ 9.69            1.91%       184         365
  Class N............    $1,000.00         $1,015.59            $ 9.69            1.91%       184         365
  Class Y............    $1,000.00         $1,020.53            $ 4.72            0.93%       184         365
THE HARTFORD STOCK
  FUND
  Class A............    $1,000.00         $1,018.62            $ 6.65            1.31%       184         365
  Class B............    $1,000.00         $1,014.31            $10.97            2.16%       184         365
  Class C............    $1,000.00         $1,014.88            $10.40            2.05%       184         365
  Class Y............    $1,000.00         $1,021.21            $ 4.04            0.79%       184         365
THE HARTFORD TARGET
  RETIREMENT 2010
  FUND
  Class A............    $1,000.00         $1,022.50            $ 2.74            0.54%       184         365
  Class B............    $1,000.00         $1,018.71            $ 6.56            1.29%       184         365
  Class C............    $1,000.00         $1,018.64            $ 6.62            1.30%       184         365
  Class Y............    $1,000.00         $1,024.02            $ 1.20            0.24%       184         365

 HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

--------------------------------------------------------------------------------

                                           ACTUAL RETURN
                       -----------------------------------------------------
                                                             EXPENSES PAID
                         BEGINNING           ENDING        DURING THE PERIOD
                          ACCOUNT           ACCOUNT         APRIL 30, 2006
                           VALUE             VALUE              THROUGH
                       APRIL 30, 2006   OCTOBER 31, 2006   OCTOBER 31, 2006
                       --------------   ----------------   -----------------
THE HARTFORD TARGET
  RETIREMENT 2020
  FUND
  Class A............    $1,000.00         $1,017.90            $ 2.75
  Class B............    $1,000.00         $1,013.90            $ 6.58
  Class C............    $1,000.00         $1,014.10            $ 6.60
  Class Y............    $1,000.00         $1,020.10            $ 1.20
THE HARTFORD TARGET
  RETIREMENT 2030
  FUND
  Class A............    $1,000.00         $1,014.10            $ 2.69
  Class B............    $1,000.00         $1,009.70            $ 6.27
  Class C............    $1,000.00         $1,010.80            $ 5.27
  Class Y............    $1,000.00         $1,015.20            $ 1.10
THE HARTFORD TAX-FREE
  CALIFORNIA FUND
  Class A............    $1,000.00         $1,044.70            $ 4.64
  Class B............    $1,000.00         $1,040.80            $ 8.48
  Class C............    $1,000.00         $1,040.70            $ 8.49

                             HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
                       -----------------------------------------------------
                                                             EXPENSES PAID
                         BEGINNING           ENDING        DURING THE PERIOD                  DAYS
                          ACCOUNT           ACCOUNT         APRIL 30, 2006     ANNUALIZED    IN THE      DAYS
                           VALUE             VALUE              THROUGH         EXPENSE     CURRENT     IN THE
                       APRIL 30, 2006   OCTOBER 31, 2006   OCTOBER 31, 2006      RATIO      1/2 YEAR   FULL YEAR
                       --------------   ----------------   -----------------   ----------   --------   ---------
THE HARTFORD TARGET
  RETIREMENT 2020
  FUND
  Class A............    $1,000.00         $1,022.48            $ 2.76            0.54%       184         365
  Class B............    $1,000.00         $1,018.67            $ 6.60            1.30%       184         365
  Class C............    $1,000.00         $1,018.65            $ 6.62            1.30%       184         365
  Class Y............    $1,000.00         $1,024.02            $ 1.20            0.23%       184         365
THE HARTFORD TARGET
  RETIREMENT 2030
  FUND
  Class A............    $1,000.00         $1,022.54            $ 2.70            0.53%       184         365
  Class B............    $1,000.00         $1,018.97            $ 6.30            1.24%       184         365
  Class C............    $1,000.00         $1,019.96            $ 5.30            1.04%       184         365
  Class Y............    $1,000.00         $1,024.11            $ 1.11            0.22%       184         365
THE HARTFORD TAX-FREE
  CALIFORNIA FUND
  Class A............    $1,000.00         $1,020.67            $ 4.58            0.90%       184         365
  Class B............    $1,000.00         $1,016.90            $ 8.38            1.65%       184         365
  Class C............    $1,000.00         $1,016.89            $ 8.39            1.65%       184         365

--------------------------------------------------------------------------------

                                           ACTUAL RETURN
                       -----------------------------------------------------
                                                             EXPENSES PAID
                         BEGINNING           ENDING        DURING THE PERIOD
                          ACCOUNT           ACCOUNT         APRIL 30, 2006
                           VALUE             VALUE              THROUGH
                       APRIL 30, 2006   OCTOBER 31, 2006   OCTOBER 31, 2006
                       --------------   ----------------   -----------------
THE HARTFORD TAX-FREE
  MINNESOTA FUND
  Class A............    $1,000.00         $1,039.50            $ 4.37
  Class B............    $1,000.00         $1,036.60            $ 7.92
  Class C............    $1,000.00         $1,036.50            $ 7.91
  Class E............    $1,000.00         $1,039.30            $ 4.12
  Class H............    $1,000.00         $1,036.40            $ 7.91
  Class L............    $1,000.00         $1,040.10            $ 4.32
  Class M............    $1,000.00         $1,036.40            $ 7.91
  Class N............    $1,000.00         $1,036.40            $ 7.91
  Class Y............    $1,000.00         $1,040.50            $ 4.10
THE HARTFORD TAX-FREE
  NATIONAL FUND
  Class A............    $1,000.00         $1,048.20            $ 5.16
  Class B............    $1,000.00         $1,043.60            $ 9.01
  Class C............    $1,000.00         $1,043.50            $ 9.00
  Class E............    $1,000.00         $1,048.80            $ 4.59
  Class H............    $1,000.00         $1,044.30            $ 9.01
  Class L............    $1,000.00         $1,047.10            $ 5.42
  Class M............    $1,000.00         $1,044.40            $ 9.02
  Class N............    $1,000.00         $1,043.50            $ 9.01
  Class Y............    $1,000.00         $1,048.70            $ 4.59
THE HARTFORD TAX-FREE
  NEW YORK FUND
  Class A............    $1,000.00         $1,045.30            $ 4.38
  Class B............    $1,000.00         $1,041.30            $ 8.23
  Class C............    $1,000.00         $1,041.30            $ 8.23
THE HARTFORD TOTAL
  RETURN BOND FUND
  Class A............    $1,000.00         $1,039.00            $ 6.12
  Class B............    $1,000.00         $1,035.10            $10.00
  Class C............    $1,000.00         $1,036.30            $ 9.57
  Class I............    $1,000.00         $1,015.80            $ 1.54
  Class Y............    $1,000.00         $1,041.90            $ 3.59
THE HARTFORD U.S.
  GOVERNMENT
  SECURITIES FUND
  Class A............    $1,000.00         $1,037.60            $ 5.91
  Class B............    $1,000.00         $1,032.80            $ 9.82
  Class C............    $1,000.00         $1,032.80            $ 9.75
  Class E............    $1,000.00         $1,039.40            $ 4.26
  Class H............    $1,000.00         $1,033.10            $ 9.37
  Class L............    $1,000.00         $1,038.10            $ 5.54
  Class M............    $1,000.00         $1,034.30            $ 9.38
  Class N............    $1,000.00         $1,034.30            $ 9.38
  Class Y............    $1,000.00         $1,031.40            $ 3.79
THE HARTFORD VALUE
  FUND
  Class A............    $1,000.00         $1,069.60            $ 7.15
  Class B............    $1,000.00         $1,066.30            $11.18
  Class C............    $1,000.00         $1,066.30            $11.19
  Class Y............    $1,000.00         $1,072.30            $ 4.83

                             HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
                       -----------------------------------------------------
                                                             EXPENSES PAID
                         BEGINNING           ENDING        DURING THE PERIOD                  DAYS
                          ACCOUNT           ACCOUNT         APRIL 30, 2006     ANNUALIZED    IN THE      DAYS
                           VALUE             VALUE              THROUGH         EXPENSE     CURRENT     IN THE
                       APRIL 30, 2006   OCTOBER 31, 2006   OCTOBER 31, 2006      RATIO      1/2 YEAR   FULL YEAR
                       --------------   ----------------   -----------------   ----------   --------   ---------
THE HARTFORD TAX-FREE
  MINNESOTA FUND
  Class A............    $1,000.00         $1,020.92            $ 4.33            0.85%       184         365
  Class B............    $1,000.00         $1,017.43            $ 7.84            1.54%       184         365
  Class C............    $1,000.00         $1,017.44            $ 7.84            1.54%       184         365
  Class E............    $1,000.00         $1,021.17            $ 4.08            0.80%       184         365
  Class H............    $1,000.00         $1,017.43            $ 7.84            1.54%       184         365
  Class L............    $1,000.00         $1,020.97            $ 4.28            0.84%       184         365
  Class M............    $1,000.00         $1,017.44            $ 7.83            1.54%       184         365
  Class N............    $1,000.00         $1,017.44            $ 7.83            1.54%       184         365
  Class Y............    $1,000.00         $1,021.18            $ 4.06            0.80%       184         365
THE HARTFORD TAX-FREE
  NATIONAL FUND
  Class A............    $1,000.00         $1,020.17            $ 5.09            1.00%       184         365
  Class B............    $1,000.00         $1,016.38            $ 8.89            1.75%       184         365
  Class C............    $1,000.00         $1,016.39            $ 8.89            1.75%       184         365
  Class E............    $1,000.00         $1,020.72            $ 4.53            0.89%       184         365
  Class H............    $1,000.00         $1,016.39            $ 8.89            1.75%       184         365
  Class L............    $1,000.00         $1,019.91            $ 5.34            1.05%       184         365
  Class M............    $1,000.00         $1,016.38            $ 8.90            1.75%       184         365
  Class N............    $1,000.00         $1,016.39            $ 8.89            1.75%       184         365
  Class Y............    $1,000.00         $1,020.72            $ 4.53            0.89%       184         365
THE HARTFORD TAX-FREE
  NEW YORK FUND
  Class A............    $1,000.00         $1,020.92            $ 4.33            0.85%       184         365
  Class B............    $1,000.00         $1,017.14            $ 8.14            1.60%       184         365
  Class C............    $1,000.00         $1,017.14            $ 8.13            1.60%       184         365
THE HARTFORD TOTAL
  RETURN BOND FUND
  Class A............    $1,000.00         $1,019.20            $ 6.06            1.19%       184         365
  Class B............    $1,000.00         $1,015.37            $ 9.91            1.95%       184         365
  Class C............    $1,000.00         $1,015.81            $ 9.47            1.86%       184         365
  Class I............    $1,000.00         $1,006.83            $ 1.53            0.91%        61         365
  Class Y............    $1,000.00         $1,021.69            $ 3.55            0.70%       184         365
THE HARTFORD U.S.
  GOVERNMENT
  SECURITIES FUND
  Class A............    $1,000.00         $1,019.40            $ 5.86            1.15%       184         365
  Class B............    $1,000.00         $1,015.54            $ 9.74            1.92%       184         365
  Class C............    $1,000.00         $1,015.62            $ 9.66            1.90%       184         365
  Class E............    $1,000.00         $1,021.03            $ 4.22            0.83%       184         365
  Class H............    $1,000.00         $1,015.99            $ 9.29            1.83%       184         365
  Class L............    $1,000.00         $1,019.77            $ 5.49            1.08%       184         365
  Class M............    $1,000.00         $1,015.99            $ 9.29            1.83%       184         365
  Class N............    $1,000.00         $1,015.99            $ 9.29            1.83%       184         365
  Class Y............    $1,000.00         $1,021.48            $ 3.77            0.74%       184         365
THE HARTFORD VALUE
  FUND
  Class A............    $1,000.00         $1,018.30            $ 6.97            1.37%       184         365
  Class B............    $1,000.00         $1,014.39            $10.90            2.15%       184         365
  Class C............    $1,000.00         $1,014.37            $10.91            2.15%       184         365
  Class Y............    $1,000.00         $1,020.54            $ 4.71            0.93%       184         365

 HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

--------------------------------------------------------------------------------

                                           ACTUAL RETURN
                       -----------------------------------------------------
                                                             EXPENSES PAID
                         BEGINNING           ENDING        DURING THE PERIOD
                          ACCOUNT           ACCOUNT         APRIL 30, 2006
                           VALUE             VALUE              THROUGH
                       APRIL 30, 2006   OCTOBER 31, 2006   OCTOBER 31, 2006
                       --------------   ----------------   -----------------
THE HARTFORD VALUE
  OPPORTUNITIES FUND
  Class A............    $1,000.00         $1,037.50            $ 7.18
  Class B............    $1,000.00         $1,033.60            $10.93
  Class C............    $1,000.00         $1,033.60            $11.01
  Class H............    $1,000.00         $1,034.10            $10.18
  Class I............    $1,000.00         $1,067.20            $ 1.99
  Class L............    $1,000.00         $1,038.00            $ 6.36
  Class M............    $1,000.00         $1,034.20            $10.18
  Class N............    $1,000.00         $1,034.10            $10.18
  Class Y............    $1,000.00         $1,039.40            $ 5.19

                             HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
                       -----------------------------------------------------
                                                             EXPENSES PAID
                         BEGINNING           ENDING        DURING THE PERIOD                  DAYS
                          ACCOUNT           ACCOUNT         APRIL 30, 2006     ANNUALIZED    IN THE      DAYS
                           VALUE             VALUE              THROUGH         EXPENSE     CURRENT     IN THE
                       APRIL 30, 2006   OCTOBER 31, 2006   OCTOBER 31, 2006      RATIO      1/2 YEAR   FULL YEAR
                       --------------   ----------------   -----------------   ----------   --------   ---------
THE HARTFORD VALUE
  OPPORTUNITIES FUND
  Class A............    $1,000.00         $1,018.16            $ 7.11            1.40%       184         365
  Class B............    $1,000.00         $1,014.46            $10.82            2.13%       184         365
  Class C............    $1,000.00         $1,014.38            $10.91            2.15%       184         365
  Class H............    $1,000.00         $1,015.20            $10.08            1.99%       184         365
  Class I............    $1,000.00         $1,006.43            $ 1.94            1.15%        61         365
  Class L............    $1,000.00         $1,018.97            $ 6.30            1.24%       184         365
  Class M............    $1,000.00         $1,015.19            $10.09            1.99%       184         365
  Class N............    $1,000.00         $1,015.19            $10.09            1.99%       184         365
  Class Y............    $1,000.00         $1,020.12            $ 5.14            1.01%       184         365

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 SHAREHOLDER MEETING RESULTS (UNAUDITED)
--------------------------------------------------------------------------------

THE FOLLOWING PROPOSAL WAS ADDRESSED AND APPROVED AT A SPECIAL MEETING OF SHAREHOLDERS HELD ON OCTOBER 24, 2006.

1. PROPOSAL TO APPROVE A SUB-ADVISORY AGREEMENT BETWEEN HARTFORD INVESTMENT FINANCIAL SERVICES, LLC ("HIFSCO"), THE FUND'S INVESTMENT MANAGER, AND HARTFORD INVESTMENT MANAGEMENT COMPANY ("HARTFORD INVESTMENT MANAGEMENT"), AN AFFILIATE OF HIFSCO, PURSUANT TO WHICH HARTFORD INVESTMENT MANAGEMENT WILL SERVE AS AN ADDITIONAL SUB-ADVISER OF THE FUND AND MANAGE A PORTION OF THE FUND'S ASSETS.

                                                                   FOR          AGAINST       ABSTAIN
                                                              -------------   -----------   -----------
Hartford SmallCap Growth Fund...............................  7,185,605.809   226,775.117   442,548.933

THE FOLLOWING PROPOSAL WAS ADDRESSED AND APPROVED AT A SPECIAL MEETING OF SHAREHOLDERS HELD ON NOVEMBER 16, 2006.

1. PROPOSAL TO APPROVE A SUB-ADVISORY AGREEMENT BETWEEN HIFSCO, THE FUNDS' INVESTMENT MANAGER, AND HARTFORD INVESTMENT MANAGEMENT, AN AFFILIATE OF HIFSCO, PURSUANT TO WHICH HARTFORD INVESTMENT MANAGEMENT WILL SERVE AS SUB-ADVISER OF THE FUNDS AND MANAGE THE FUNDS' ASSETS.

                                                                   FOR          AGAINST       ABSTAIN
                                                              -------------   -----------   -----------
Hartford Select MidCap Growth Fund..........................  3,271,898.335    66,894.204   175,685.393
Hartford Select MidCap Value Fund...........................  3,340,187.995   124,137.279   151,903.620

At the meeting held on August 1-2, 2006, the Board of Directors of The Hartford Mutual Funds II, Inc. unanimously approved a proposal to reclassify several classes of shares of each of the Funds. Under the proposal, shares of Classes E and Z of each Fund would be reclassified as Class Y shares of equal net asset value and shares of Classes M, N, and H of each Fund would be reclassified as Class L shares of equal net asset value (collectively, the "Reclassifications"). The proposed Reclassification of each share class of each Fund must be approved by shareholders of that class in order to be effected. If approved by shareholders, the Board expects that each Reclassification would occur in the first calendar quarter of 2007 on or before March 1, 2007.

A special meeting of shareholders of each of the affected share classes of each Fund will be held on or about December 19, 2006, for the purpose of seeking the approval of the proposed Reclassification of that class.

 APPROVAL OF INVESTMENT MANAGEMENT AND INVESTMENT SUB-ADVISORY AGREEMENTS (UNAUDITED)

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act"), requires that each mutual fund's board of directors, including a majority of those directors who are not "interested persons" of the mutual fund, as defined in the 1940 Act ("Independent Directors"), annually review and consider the continuation of the mutual fund's investment management and sub-advisory agreements, after an initial two year period.

At a meeting held on August 1-2, 2006, the Board of Directors of the Funds, including each of the Independent Directors, unanimously voted to approve the investment management agreement for each Fund with an agreement up for renewal with Hartford Investment Financial Services, LLC ("HIFSCO") and the investment sub-advisory agreements between HIFSCO and each Fund's respective sub-adviser(s) ("sub-advisers," and together with HIFSCO, "advisers") -- Hartford Investment Management Company ("Hartford Investment Management"), Wellington Management Company, LLP ("Wellington"), Chartwell Investment Partners, L.P. ("Chartwell"), Goldman Sachs Asset Management, L.P. ("GSAM"), Northern Capital Management, LLC ("Northern Capital"), Artisan Partners Limited Partnership ("Artisan"), Cramer Rosenthal McGlynn, LLC ("CRM"), Sterling Capital Management LLC ("Sterling"), Jennison Associates LLC ("Jennison") and Oberweis Asset Management, Inc. ("Oberweis") (collectively, the "agreements"). In the months preceding this meeting, the Board requested, received, and reviewed written responses from the advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board received in-person presentations about each Fund and the related agreements by Fund officers and representatives of HIFSCO at the Board's meetings on June 20-21, 2006 and August 1-2, 2006. In considering the approval of the agreements, the Board also took into account information provided to the Board at its meetings throughout the year, including reports on Fund performance, compliance, shareholder services, and the other services provided to the Funds by the advisers and their affiliates.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the agreements with respect to each Fund. Lipper, Inc. ("Lipper"), an independent provider of investment company data, was retained to provide the Board with reports on how each Fund's management and sub-advisory fees, overall expense ratios, and investment performance compared to those of mutual funds with similar investment objectives in various peer groups ("peer funds"). The Independent Directors also engaged an independent financial services consulting firm (the "Consultant") to assist them in evaluating each Fund's management and sub-advisory fees, overall expense ratios and investment performance.

The Board considered the agreements for each Fund at the June and August meetings. In connection with these deliberations, HIFSCO agreed to reduce fees and shareholder expenses for a number of the Funds. In determining to continue the agreements for each Fund, the Board determined that the proposed management fee structure for each Fund, taking into account these reductions, was fair and reasonable and that continuation of the agreements was in the best interests of each Fund and its shareholders. In determining to re-approve the agreements, the Board considered the following categories of material factors, among others, relating to the agreements.

NATURE, EXTENT AND QUALITY OF SERVICES

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Funds by the advisers. The Board considered, among other things, the terms of the agreements, the range of services provided, and the advisers' organizational structure, systems and personnel. The Board received information on the experience of senior management and relevant investment and other personnel of the advisers, and the adequacy of the time and attention devoted by them to the Funds. The Board considered each adviser's reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes, including hiring additional personnel, designed to improve services to the Funds, and its investments in infrastructure in light of increased regulatory requirements and other developments. The Board considered the progress that Hartford Investment Management has made in developing an equity management capability. In addition, the Board considered the quality of each adviser's communications with the Board, and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each adviser's regulatory and compliance environment. In this regard, the Board requested and reviewed information on each adviser's compliance policies and procedures, their compliance history, and a report from the Funds' Chief Compliance Officer on each adviser's compliance with applicable laws and regulations, including their responses to regulatory developments and compliance issues raised by regulators. The Board also noted the advisers' support of the Funds' compliance control structure, particularly the resources devoted by the advisers in support of the Funds' obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HIFSCO, the Board noted that under the agreements, HIFSCO is responsible for the management of each Fund, including overseeing fund operations and service providers, and provides administrative services to the Funds as well as investment advisory services in connection with selecting, monitoring and supervising sub-advisers. With respect to the Asset Allocation Funds, the Board noted that HIFSCO is also responsible for administering the asset allocation programs for the Funds. The Board considered its experiences with HIFSCO with respect to each of these services. The Board considered that HIFSCO or its affiliates are responsible for providing the Funds' officers and paying their salaries and expenses. In addition, the Board considered the nature and quality of the services provided to the Funds and their shareholders by HIFSCO's affiliates.

With respect to the sub-advisers, who provide day-to-day portfolio management services, the Board considered the quality of each sub-adviser's investment personnel, their ability to attract and retain qualified investment professionals, their investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Funds by HIFSCO and each of the sub-advisers.

PERFORMANCE OF THE FUNDS, HIFSCO, AND THE SUB-ADVISERS

The Board considered the investment performance of each Fund. In this regard, the Board considered information and materials provided to the Board from HIFSCO and Lipper comparing each Fund's short-term and long-term and recent investment performance over various periods of time with appropriate benchmark indices, and with a performance universe of funds selected by Lipper. This information included performance reports (provided by Lipper, HIFSCO and the sub-advisers) and discussions with portfolio managers and other representatives of the sub-advisers at board meetings throughout the year, as well as the information provided especially for the annual contract review. The Board also considered the analysis provided by the Consultant relating to each Fund's performance track record.

 APPROVAL OF INVESTMENT MANAGEMENT AND INVESTMENT SUB-ADVISORY AGREEMENTS (UNAUDITED) - (CONTINUED)

The Board considered HIFSCO's cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Funds at periodic meetings throughout the year. The Board reviewed the performance of each Fund over the different time periods presented in the materials and evaluated each adviser's analysis of the Funds' performance for these time periods, with specific attention to information indicating underperformance of certain Funds for specific time periods relative to a peer group or benchmark, and the causes for such underperformance. In evaluating the performance of each Fund, the Board also considered whether the Fund had been in operation for a sufficient time period to establish a meaningful performance track record.

Based on these considerations, the Board concluded with respect to each Fund that the Fund's performance over time has been satisfactory, and that it had continued confidence in HIFSCO's and the sub-advisers' overall capabilities to manage each Fund.

COSTS OF THE SERVICES AND PROFITABILITY OF HIFSCO AND THE SUB-ADVISERS

The Board reviewed information regarding HIFSCO's cost to provide investment management and related services to the Funds and HIFSCO's profitability, both overall and for each Fund, on a pre-tax basis without regard to distribution expenses. In this regard, the Board noted that HIFSCO had worked with PriceWaterhouseCoopers to refine its methodology for calculating profitability. The Board considered the fact that HIFSCO has subsidized certain of the Funds' fees and total operating expenses through expense limitations and voluntary fee waivers, including expense limitations and voluntary fee waivers negotiated by the Board in connection with the renewal of the agreements. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Funds and all aspects of their relationship with the Funds.

With respect to those Funds which are sub-advised by Hartford Investment Management, an affiliate of HIFSCO, the Board considered the costs and profitability information for HIFSCO and Hartford Investment Management in the aggregate. The Board also requested and received information relating to the operations and profitability of the other sub-advisers. In evaluating such sub-advisers' profitability with respect to the Funds, the Board considered primarily HIFSCO's and the sub-advisers' representations that HIFSCO had negotiated the sub-advisory fees at arm's length, and the sub-advisers' representations that the fees charged to HIFSCO were comparable to fees charged by the sub-advisers' to similar clients.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the advisers and their affiliates from their relationships with the Funds would not be excessive.

COMPARISON OF FEES AND SERVICES PROVIDED BY HIFSCO AND THE SUB-ADVISERS

The Board considered comparative information with respect to the investment management fees to be paid by the Funds to HIFSCO, the investment sub-advisory fees to be paid by HIFSCO to the sub-advisers, and the total expense ratios of the Funds. In this regard, the Board requested and reviewed information from HIFSCO and each sub-adviser relating to the management and sub-advisory fees, and total operating expenses, for each Fund. The Board also reviewed written materials from Lipper providing comparative information about each Fund's management and sub-advisory fees, total expense ratios and the components thereof, relative to those of peer groups. While the Board recognized that comparisons between the Funds and peer funds are imprecise, given the differing service levels and characteristics of mutual funds, and the different business models and cost structures of advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of each Fund. In addition, the Board considered the analysis and recommendations of the Consultant relating to each Fund's management and sub-advisory fees and total operating expenses.

The Board particularly considered HIFSCO's agreement to lower certain Funds' fees and expenses in connection with the contract renewal process. In its deliberations, the Board gave significant weight to each Fund's overall expense ratio, net of these reductions. The following reductions were agreed to at the meeting, each effective November 1, 2006:

Management Fee Waivers or Reductions: 5 basis points ("bps") -- Advisers Fund, Stock Fund, Aggressive Growth Allocation Fund, Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund, Income Allocation Fund, Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund; 8 bps -- Total Return Bond Fund; 10 bps -- Equity Income Fund, Focus Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund, Inflation Plus Fund, International Capital Appreciation Fund and International Small Company Fund; 15 bps -- Tax-Free Minnesota Fund and Tax-Free National Fund; 16 bps -- U.S. Government Securities Fund; 20 bps -- High Yield Fund.

Permanent Total Operating Expense Caps for Class A Shares of 100 bps: Floating Rate Fund, Income Fund, Inflation Plus Fund, Money Market Fund, Short Duration Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund, Total Return Bond Fund and U.S. Government Securities Fund.

Voluntary Total Operating Expense Caps: HIFSCO agreed to voluntary total operating expense caps in varying amounts for the following Funds: Advisers Fund, Capital Appreciation Fund, Capital Appreciation II Fund, Disciplined Equity Fund, Dividend and Growth Fund, Equity Income Fund, Focus Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Leaders Fund, Global Technology Fund, Growth Fund, Growth Opportunities Fund, High Yield Fund, Income Fund, Inflation Plus Fund, International Capital Appreciation Fund, International Opportunities Fund, International Small Company Fund, MidCap Fund, MidCap Value Fund, Money Market Fund, Select MidCap Growth Fund, Select MidCap Value Fund, Select SmallCap Growth Fund, Short Duration Fund, Small Company Fund, SmallCap Growth Fund, Stock Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund, Value Fund, Value Opportunities Fund, Total Return Bond Fund, U.S. Government Securities Fund, Aggressive Growth Allocation Fund, Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund, Income Allocation Fund, Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund.

Based on these considerations, the Board concluded that each Fund's fees and total operating expenses are within a range that is competitive with fees and total operating expenses charged by peer funds, and, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, are reasonable.

 APPROVAL OF INVESTMENT MANAGEMENT AND INVESTMENT SUB-ADVISORY AGREEMENTS (UNAUDITED) - (CONTINUED)

ECONOMIES OF SCALE

The Board requested and considered information regarding the advisers' realization of economies of scale with respect to the Funds, and whether the fee levels reflect these economies of scale for the benefit of each Fund's investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and the extent to which economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for each Fund, which reduce fees as Fund assets grow over time. The Board recognized that Funds with assets beyond the last breakpoint level continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board considered that certain Funds may achieve some economies as certain fixed expenses are spread over a larger asset base, noting that there is no precise way to measure such economies, and that certain expenses do not necessarily decrease as assets increase. The Board also considered that expense limitations and fee waivers that reduce Fund expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Lipper showing how the fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund's assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of each Fund's investors, based on currently available information and the effective advisory fees and expense ratios for the Funds at their current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

OTHER BENEFITS

The Board considered other benefits to the advisers and their affiliates from their relationships with the Funds.

The Board reviewed information noting that Hartford Life Insurance Company, Inc. ("Hartford Life"), an affiliate of HIFSCO, receives fees for fund accounting and related services from the Funds, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also reviewed the fact that Hartford Administrative Services Company ("HASCO"), the Funds' transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Funds, and the Board reviewed information on the expected profitability of the Funds' transfer agency function to HASCO. The Board noted, in this regard, that HASCO is a recognized leader in providing high quality services to Fund shareholders. The Board considered information provided by HASCO indicating that the per-account fees charged by HASCO to the Funds are reasonable and in line with industry standards. The Board additionally considered that HASCO had proposed changes to the transfer agency fee structure and reductions in the fees charged to certain types of accounts that would result in estimated shareholder savings of approximately $2.5 million per year.

The Board also considered that, as principal underwriter of the Funds, HIFSCO receives 12b-1 fees from the Funds and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Funds and receive compensation in that connection.

The Board considered benefits to the sub-advisers from their proposed use of the Funds' brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the sub-advisers that the sub-advisers would not be making any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

The Board also considered the fact that Hartford Life had agreed, effective January 1, 2007, to no longer charge the Funds for legal services provided to the Funds by personnel of Hartford Life. Based upon expense information for the prior calendar year, this change will result in savings to the Funds of approximately $340,000 per year.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family and to combine holdings in other Funds to obtain a reduced sales charge. The Board considered HIFSCO's efforts to provide investors in the family with a broad range of investment styles and asset classes, and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

                                    * * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Funds and their shareholders for the Board to approve the agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors and the full Board met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

 APPROVAL OF INVESTMENT MANAGEMENT AND INVESTMENT SUB-ADVISORY AGREEMENTS (UNAUDITED) - (CONTINUED)

THE HARTFORD SELECT SMALL CAP VALUE FUND
(FOR PURPOSES OF THIS SECTION, THE TERM "FUND" SHALL REFER ONLY TO THE HARTFORD SELECT SMALL CAP VALUE FUND)

At a meeting held on February 8, 2006, the Board of Directors unanimously voted to approve The Hartford Select SmallCap Value Fund's (the "Fund") investment management agreement with HIFSCO and the investment sub-advisory agreements between HIFSCO and each of the Fund's sub-advisers ("Sub-Advisers"), Kayne Anderson Rudnick Investment Management, LLC ("KAR"), Metropolitan West Capital Management ("MetWest Capital") and SSgA Funds Management, Inc. ("SSgA") (collectively, the "Agreements"'). In this regard, the Board reviewed written responses from HIFSCO and the proposed sub-advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses (the "Adviser Materials"). In addition, the Board received in-person presentations about the proposed sub-advisers by Fund officers and representatives of HIFSCO. The Board's Investment Committee had also met in person with representatives of the proposed sub-advisers and received presentations regarding the capabilities of the proposed sub-advisers and their portfolio management teams and the associated benefits to the Fund and its shareholders.

In determining to approve the Agreements, the Board determined that the Agreements, including the appointment of the Sub-Advisers, were fair and reasonable and in the best interests of the Fund and its shareholders. The Board considered the following categories of material factors, among others, relating to the Agreements.

NATURE, EXTENT AND QUALITY OF SERVICES

The Board considered the nature, extent, and quality of the services to be provided to the Fund by HIFSCO and the Sub-Advisers. The Board considered, among other things, HIFSCO's and each Sub-Adviser's organizational structure, personnel who would provide services to the Fund, capacity, investment process and regulatory/compliance history. In addition, the Board considered each Sub-Adviser's investment philosophy, performance record, trade execution capabilities, and concluded that the Fund had merit as an addition to the Hartford family of funds. The Board further considered its past experiences with HIFSCO with respect to the services it has provided to other Hartford-sponsored funds, including HIFSCO's management and monitoring of the funds' sub-advisers, the quality of HIFSCO's communications with the Board, the compliance structure and systems established by HIFSCO and HIFSCO's responsiveness to Board inquiries.

The Board considered the resources committed by each Sub-Advisor to the Fund and considered that the Investment Committee of the Board had previously met with representatives from each Sub-Adviser, and that the Investment Committee was satisfied with the quality of the presentations. The Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by HIFSCO and each of the Sub-Advisers.

PERFORMANCE OF HIFSCO AND THE SUB-ADVISERS

The Board considered the investment performance of the Sub-Advisers or their portfolio management teams in managing funds and accounts which follow investment strategies similar to the Fund (i.e., focusing on small-cap investments). In this regard, the Board considered each Sub-Adviser's prior performance in managing assets in the small-cap value and other asset categories with respect to both benchmark and various peer-group comparisons. In addition, the Board considered hypothetical combined performance data relating to the three Sub-Advisers. The Board concluded that, while there could be no guarantee of future results, the Board was satisfied that HIFSCO and each Sub-Adviser have the capability of providing satisfactory investment performance for the Fund.

COST OF SERVICES AND PROFITABILITY OF HIFSCO AND THE SUB-ADVISERS

The Board reviewed information regarding HIFSCO's and the Sub-Advisers' cost to provide investment management and related services to the Fund and the profitability to them from managing the Fund. The Board considered that initially HIFSCO and the Sub-Advisers will provide substantial subsidies to the Fund in the form of caps on operating expenses of the Fund. The Board also considered representations by HIFSCO that it did not recommend the Sub-Advisers with a view to increase profitability as investment manager to the Fund. The Board concluded that the profits anticipated to be realized by HIFSCO and the Sub-Advisers from their relationships with the Fund would not be excessive.

COMPARISON OF FEES AND SERVICES PROVIDED BY HIFSCO AND THE SUB-ADVISERS

The Board considered both the investment management fees to be paid by the Fund to HIFSCO and the sub-advisory fees to be paid by HIFSCO to the Sub-Advisers under the Agreements. The Board considered HIFSCO's representation that it had negotiated the Sub-Advisers' fees at arm's length, and that the fees that HIFSCO would pay to the Sub-Advisers were comparable to fees charged by the Sub-Advisers to other institutional clients. The Board also considered information provided by HIFSCO indicating that the proposed management fee for the Fund is in-line with the average and median management fee of the Fund's peer group at all asset levels. Based on these considerations, the Board concluded that the Fund's management fee and sub-advisory fees, in conjunction with the information about quality of services, profitability, and other matters discussed, supports the conclusion that these fees are reasonable.

ECONOMIES OF SCALE

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of the Fund's investors. The Board reviewed the breakpoints in HIFSCO's management fee schedule. With respect to economies of scale, the Board considered the breakpoints in the Fund's sub-advisory fee schedules and how any benefits from economies of scale would be realized by the various parties. The Board reviewed relevant information included in the Adviser Materials providing comparative breakpoint information for other fund groups. The Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund's investors.

 APPROVAL OF INVESTMENT MANAGEMENT AND INVESTMENT SUB-ADVISORY AGREEMENTS (UNAUDITED) - (CONTINUED)

OTHER BENEFITS

The Board considered other benefits to HIFSCO, the Sub-Advisers and their affiliates from their relationships with the Fund. In addition, the Board considered benefits to KAR from its proposed use of the Fund's brokerage commissions to obtain research that could be used for KAR's clients other than the Fund, and representations from HIFSCO and the Sub-Advisers that the Sub-Advisers would not be making any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates. The Board also considered representations by SSgA that it does not plan to use the Fund's brokerage commissions to obtain soft dollar benefits.

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves.

THE HARTFORD MIDCAP GROWTH FUND
(FOR PURPOSES OF THIS SECTION, THE TERM "FUND" SHALL REFER ONLY TO THE HARTFORD MIDCAP GROWTH FUND)

At a meeting held on February 8, 2006, the Board of Directors unanimously voted to approve the investment management agreement between The Hartford MidCap Growth Fund (the "Fund") and HIFSCO, and the investment sub-advisory agreement between HIFSCO and the Fund's sub-adviser, Hartford Investment Management Company ("Hartford Investment Management") (collectively, the "Agreements"), relating to the Fund. In advance of the February meeting, the Board reviewed written responses from HIFSCO and Hartford Investment Management to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses (the "Adviser Materials"). In addition, the Board received in-person presentations about the Fund and the Agreements by representatives of HIFSCO and Hartford Investment Management at the Board's meeting on February 1, 2006.

In determining to approve the Agreements, the Board determined that the Agreements, including the appointment of Hartford Investment Management as sub-adviser, were fair and reasonable and in the best interests of the Fund and its shareholders. The Board considered the following categories of material factors, among others, relating to the Agreements.

NATURE, EXTENT AND QUALITY OF SERVICES

The Board considered information and data concerning the nature, extent, and quality of the services to be provided to the Fund by HIFSCO and Hartford Investment Management. The Board considered, among other things, the terms of the Agreements, the range of services to be provided, and HIFSCO's and Hartford Investment Management's organizational structure, systems and personnel. The Board considered HIFSCO's and Hartford Investment Management's reputation and overall financial strength, noting that Hartford Investment Management's current reputation and the Board's past experience with Hartford Investment Management was predominantly based on Hartford Investment Management's performance as a fixed income manager.

With respect to the day-to-day portfolio management services to be provided by Hartford Investment Management, the Board met with Mark Waterhouse, the proposed portfolio manager for the Fund, and members of his management team and considered the quality of Hartford Investment Management's investment personnel (including its ability to attract and retain qualified investment professionals); its investment philosophy and process (and adherence to that philosophy and process); and its investment research capabilities and resources, performance record, and trade execution capabilities and experience. The Board recognized that HIFSCO is responsible for the overall management of the Fund and providing investment advisory services in connection with selecting, monitoring and supervising the Fund's sub-adviser and had recommended to the Board that Hartford Investment Management be appointed as a sub-adviser to the Fund. Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by HIFSCO and Hartford Investment Management.

PERFORMANCE OF HIFSCO AND THE SUB-ADVISER

The Board considered the investment performance of Hartford Investment Management and its portfolio management team. As Hartford Investment Management did not have a performance track record for active equity management, HIFSCO presented information regarding the performance record of Mr. Waterhouse. This information included the performance record for another Hartford-sponsored fund during the period from June 30, 1997 through December 31, 1999, when Mr. Waterhouse, as an employee of Wellington Management, was a portfolio manager for the fund, and the performance record for another mutual fund for which Mr. Waterhouse had served as portfolio manager prior to his experience at Wellington Management. HIFSCO and Hartford Investment Management provided additional information about the broad range of Mr. Waterhouse's and his team's recent investment experience and about their investment philosophy and process. Based on these considerations, the Board concluded that, while there could be no guarantee of future results, the Board was satisfied that HIFSCO and Hartford Investment Management have the capability of providing satisfactory investment performance for the Fund.

COST OF SERVICES AND PROFITABILITY OF HIFSCO AND THE SUB-ADVISER

The Board reviewed information regarding HIFSCO's and Hartford Investment Management's cost to provide investment management and related services to the Fund and the profitability to them from managing the Fund. The Board considered information related to both HIFSCO and Hartford Investment Management, because it was proposed that Hartford Investment Management be reimbursed for its costs rather than receive a set fee, with the result that any profitability from managing the Fund would be realized only with respect to HIFSCO. The Board considered information about the profitability to HIFSCO and its affiliates from all services to be provided to the Fund and all aspects of its relationships with the Fund. In evaluating HIFSCO's profitability, the Board considered that initially HIFSCO will provide subsidies to the Fund in the form of caps on operating expenses of the Fund, and that future profitability to HIFSCO would depend on the growth of equity assets under management. The Board also considered representations by HIFSCO that it did not recommend Hartford Investment Management with a view to increase profitability as investment manager to

 APPROVAL OF INVESTMENT MANAGEMENT AND INVESTMENT SUB-ADVISORY AGREEMENTS (UNAUDITED) - (CONTINUED)

the Fund. The Board concluded that the profits anticipated to be realized by HIFSCO, Hartford Investment Management and their affiliates from their relationships with the Fund would not be excessive.

COMPARISON OF FEES AND SERVICES PROVIDED BY HIFSCO AND THE SUB-ADVISER

The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO and its affiliates. In this regard, the Board received information from HIFSCO and Hartford Investment Management relating to the management fees, sub-advisory fees, and total operating expenses for the Fund. HIFSCO also referenced information comparing the Fund's management fees and total operating expenses relative to those of a peer universe of funds identified by Lipper Inc., an independent provider of investment company data ("Lipper"), as being in the mid-capitalization growth category. In considering the reasonableness of the Fund's fees and total expense ratios, the Board particularly considered that according to the information provided by Lipper, the proposed management fee for the Fund would be below the average and median management fee of its peer group at all asset levels. Based on these considerations, the Board concluded that the Fund's management fee and sub-advisory fees, in conjunction with the information about quality of services, profitability, and other matters discussed, supports the conclusion that these fees are reasonable.

ECONOMIES OF SCALE

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of the Fund's investors. The Board reviewed the breakpoints in HIFSCO's management fee schedule. With respect to economies of scale, the Board reviewed relevant information included in the Adviser Materials providing comparative breakpoint information for other funds in the Fund's peer groups. The Board also considered representations from HIFSCO that the initial start-up costs Hartford Investment Management would incur in building its equity management capability would be high relative to the amount of assets under management. However, the Board acknowledged that HIFSCO and Hartford Investment Management were likely to realize economies of scale over time as Hartford Investment Management's equity assets under management increased. The Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund's investors.

OTHER BENEFITS

The Board considered other benefits to HIFSCO, Hartford Investment Management and their affiliates from their relationships with the Fund.

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves.

THE HARTFORD BALANCED INCOME FUND
(FOR PURPOSES OF THIS SECTION, THE TERM "FUND" SHALL REFER ONLY TO THE HARTFORD BALANCED INCOME FUND)

At a meeting held on May 9-10, 2006, the Board of Directors unanimously voted to approve the investment management agreement between The Hartford Balanced Income Fund (the "Fund") and HIFSCO, and the investment sub-advisory agreement between HIFSCO and the Fund's sub-adviser, Wellington Management Company LLP ("Wellington Management") (collectively, the "Agreements"), relating to the Fund. In advance of the May meeting, the Board reviewed written responses from HIFSCO and Wellington Management to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses (the "Adviser Materials"). In addition, the Board's Investment Committee received in-person presentations about the Fund and the Agreements by representatives of HIFSCO and Wellington Management at the Committee's meeting on May 9, 2006.

In determining to approve the Agreements, the Board determined that the Agreements, including the appointment of Wellington Management as sub-adviser, were fair and reasonable and in the best interests of the Fund and its shareholders. The Board considered the following categories of material factors, among others, relating to the Agreements.

NATURE, EXTENT AND QUALITY OF SERVICES

The Board considered information and data concerning the nature, extent, and quality of the services to be provided to the Fund by HIFSCO and Wellington Management. The Board considered, among other things, the terms of the Agreements, the range of services to be provided, and HIFSCO's and Wellington Management's organizational structure, systems and personnel. In particular, the Board considered that the Fund's proposed strategy of providing current income with growth of capital requires the Fund to allocate assets between a fixed income sleeve and an equity sleeve, and that Wellington Management has the personnel and resources to manage both sleeves. The Board considered HIFSCO's and Wellington Management's reputation and overall financial strength, noting Wellington Management's current reputation and the Board's past experience with Wellington Management as sub-adviser for other Hartford-sponsored mutual funds. The Board considered HIFSCO's and Wellington Management's willingness to hire additional personnel designed to improve services to the Fund and their investments in infrastructure in light of increased regulatory requirements and other developments.

With respect to the day-to-day portfolio management services to be provided by Wellington Management, the Investment Committee met with Jack Ryan, the proposed portfolio manager for the Fund's equity sleeve, and with Lucius Hill, the proposed portfolio manager for the Fund's fixed income sleeve, and with members of their management team. The Board considered Wellington Management's investment philosophy and process (and adherence to that philosophy and process); and its investment research capabilities and resources, performance record, and trade execution capabilities and experience. The Board recognized that HIFSCO is responsible for the overall management of the Fund and providing investment advisory services in connection with selecting, monitoring and supervising the Fund's sub-adviser, and that HIFSCO had recommended to the Board that Wellington Management be appointed as a sub-adviser to the Fund. Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by HIFSCO and Wellington Management.

 APPROVAL OF INVESTMENT MANAGEMENT AND INVESTMENT SUB-ADVISORY AGREEMENTS (UNAUDITED) - (CONTINUED)

PERFORMANCE OF HIFSCO AND THE SUB-ADVISER

The Board considered the investment performance Wellington Management and its portfolio management team. HIFSCO and Wellington Management presented information regarding the performance record of Mr. Ryan and Mr. Hill and their experience as portfolio managers for other balanced portfolios sub-advised by Wellington Management. This information included reports from HIFSCO and Wellington Management showing the hypothetical three year performance of a model portfolio and a model portfolio's benchmark reflecting the Fund's proposed investment strategy and investment process. The Board acknowledged the difficulty in evaluating performance because there is currently no ideal benchmark for the proposed allocation of Fund assets. Based on these considerations, the Board concluded that, while there could be no guarantee of future results, the Board was satisfied that HIFSCO and Wellington Management have the capability of providing satisfactory investment performance for the Fund.

COST OF SERVICES AND PROFITABILITY OF HIFSCO AND THE SUB-ADVISER

The Board reviewed information regarding HIFSCO's and Wellington Management's costs to provide investment management and related services to the Fund and the profitability to them from managing the Fund. The Board considered the proposed Advisory and Sub-Advisory fee schedules and considered information about the profitability to HIFSCO and its affiliates from all services to be provided to the Fund and all aspects of their relationships with the Fund. In evaluating HIFSCO's profitability, the Board considered that initially HIFSCO will provide subsidies to the Fund in the form of caps on operating expenses of the Fund, and that future profitability to HIFSCO and Wellington Management would depend on the growth of assets under management. The Board also considered representations by HIFSCO that it did not recommend Wellington Management with a view to increase profitability as investment manager to the Fund. The Board concluded that the profits anticipated to be realized by HIFSCO, it's affiliates and Wellington Management from their relationships with the Fund would not be excessive.

COMPARISON OF FEES AND SERVICES PROVIDED BY HIFSCO AND THE SUB-ADVISER

The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO and the sub-advisory fee that HIFSCO will pay Wellington Management. In this regard, the Board received information from HIFSCO and Wellington Management relating to the management fees, sub-advisory fees, and total operating expenses for the Fund. HIFSCO also referenced information comparing the Fund's management fees and total operating expenses relative to those of a peer universe of funds identified by Lipper as pursuing a balanced allocation strategy. In considering the reasonableness of the Fund's fees and total expense ratios, the Board particularly considered that according to the information provided by Lipper, the proposed management fee for the Fund would be below the average management fee of its peer group at all asset levels. Based on these considerations, the Board concluded that the Fund's management fee and sub-advisory fees, in conjunction with the information about quality of services, profitability, and other matters discussed, supports the conclusion that these fees are reasonable.

ECONOMIES OF SCALE

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund's investors. The Board reviewed the breakpoints in HIFSCO's management fee schedule. The Board considered HIFSCO's representations that the Fund could be expected to achieve some economies, and that certain costs incurred will decline as assets in the Fund grow. With respect to economies of scale, the Board considered the breakpoints in the Fund's sub-advisory fee schedules and how any benefits from economies of scale would be realized by the various parties. The Board reviewed relevant information included in the Adviser Materials providing comparative breakpoint information for other funds in the Fund's peer group. Based on these considerations, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund's investors.

OTHER BENEFITS

The Board considered other benefits to HIFSCO and Wellington Management from their relationships with the Fund. The Board also considered information in the Adviser Materials about HIFSCO affiliates that will provide services to the Fund and their anticipated benefits from their relationships with the Fund. In addition, the Board considered Wellington Management's statements that Wellington Management conducts its own research.

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves.

THE HARTFORD SMALLCAP GROWTH FUND
(FOR PURPOSES OF THIS SECTION, THE TERM "FUND" SHALL REFER ONLY TO THE HARTFORD SMALLCAP GROWTH FUND)

At a meeting held on June 20 and 21, 2006, the Board of Directors of the Fund unanimously voted to approve the investment sub-advisory agreement between HIFSCO and Hartford Investment Management (the "Agreement") with respect to the Fund.

In advance of the June meeting, the Board reviewed written responses from HIFSCO and Hartford Investment Management to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board also received in-person presentations from management and the proposed portfolio manager for the Fund, Hugh Whelan, regarding the capabilities of Hartford Investment Management's multi-discipline equity management team and the associated benefits to the Fund and its shareholders. The Board's Investment Committee also received an in-person presentation from the portfolio manager about the team's capabilities and the associated benefits to shareholders at its meeting on May 9, 2006. In addition, the Board had previously received information with respect to the Fund and Hartford Investment Management when Hartford Investment Management was re-approved as a sub-adviser to certain of the Company's other funds on August 3, 2005, and when Hartford Investment Management was approved as an additional sub-adviser to one of the Company's equity funds on February 8, 2006.

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 (UNAUDITED) - (CONTINUED)

In determining to approve the Agreement, the Board determined that the Agreement, including the appointment of Hartford Investment Management as sub-adviser, was fair and reasonable and in the best interests of the Fund and its shareholders. The Board considered the following categories of material factors, among others, relating to the Agreement.

NATURE, EXTENT AND QUALITY OF SERVICES

The Board considered information and data concerning the nature, extent, and quality of the services to be provided to the Fund by Hartford Investment Management. The Board considered, among other things, the terms of the Agreement, the range of services to be provided, and Hartford Investment Management's organizational structure, systems and personnel. The Board received information on the background and experience of senior management and relevant investment and other personnel at Hartford Investment Management, and the adequacy of the time and attention that they would devote to the Fund. The Board considered Hartford Investment Management's reputation and overall financial strength, noting that Hartford Investment Management's current reputation and the Board's past experience with Hartford Investment Management was predominantly based on Hartford Investment Management's performance as a fixed income manager. The Board also considered the experience and reputation of equity personnel hired by Hartford Investment Management to service the Fund and the level of support provided by the organization as a whole. The Board and the Investment Committee met with Hugh Whelan, the proposed portfolio manager for the Fund. The Board considered HIFSCO's and Hartford Investment Management's investments in infrastructure in light of increased regulatory requirements and the needs of Hartford Investment Management's proposed active equity management function.

The Board also requested and evaluated information concerning Hartford Investment Management's regulatory and compliance environment. Taking note that such material was recently reviewed in August 2005 in connection with the renewal of Hartford Investment Management's agreements with respect to certain of the Company's other funds, the Board focused on regulatory and compliance matters particular to the management of equity securities as opposed to fixed income securities. In this regard, the Board requested and reviewed information on Hartford Investment Management's compliance policies and procedures, compliance history, and reports from the Fund's Chief Compliance Officer on Hartford Investment Management's compliance with applicable laws and regulations, including its responses to regulatory developments and compliance issues raised by regulators. The Board also noted HIFSCO's and Hartford Investment Management's support of the Company's compliance control structure, particularly the resources devoted by HIFSCO and Hartford Investment Management in support of the Company's obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to the day-to-day portfolio management services to be provided by Hartford Investment Management, the Board considered the quality of Hartford Investment Management's investment personnel (including its ability to attract and retain qualified investment professionals); its investment philosophy and process (and adherence to that philosophy and process); and its investment research capabilities and resources, performance record, and trade execution capabilities and experience. The Board noted the quality of the presentations to and communications with the Board, and responsiveness to Board inquiries, of Hartford Investment Management, including in particular Mr. Whelan and his team and senior management of Hartford Investment Management in their in-person discussions with the Board and their discussions with the Investment Committee. The Board recognized that HIFSCO is responsible for the overall management of the Fund, provides investment advisory services in connection with selecting, monitoring and supervising the Fund's sub-advisers, and that HIFSCO had recommended to the Board that Hartford Investment Management be appointed as a sub-adviser to the Fund.

In considering this information, the Board evaluated not only the information presented to the Board and the Investment Committee in connection with its consideration of the Agreement, but also the Board's experience through past interactions with HIFSCO and Hartford Investment Management. Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by HIFSCO and Hartford Investment Management.

PERFORMANCE

The Board considered the investment performance of the Fund as managed by Wellington Management. In this regard, the Board considered information and materials provided to the Board from HIFSCO comparing the Fund's investment performance over various periods of time with appropriate benchmark indices, and with a performance universe of funds selected by Lipper, which demonstrated that the Fund had generally performed well under Wellington Management's management.

As Hartford Investment Management does not have a performance track record for active equity management, HIFSCO and Hartford Investment Management presented information regarding the performance record of funds managed by Mr. Whelan for his previous employer. This information included the performance record for other equity funds for which Mr. Whelan served as portfolio manager between April 2000 and November 2005. The Board reviewed materials that compared the performance of funds previously managed by Mr. Whelan and his team to the performance of appropriate benchmarks and other matrices as well as to a universe of funds selected by Lipper. HIFSCO and Hartford Investment Management provided additional information about the broad range of Mr. Whelan's and his team's recent investment experience and about their investment philosophy and process. The Board considered HIFSCO's representations and judgment that although Mr. Whelan's team has not previously managed a small cap growth fund using the proposed quantitative strategy, the team has demonstrated its ability to do so by successfully managing small cap assets in another strategy and successfully using a similar quantitative strategy in different asset classes.

Based on these considerations, the Board concluded that, while there could be no guarantee of future results, the Board was satisfied that Hartford Investment Management has the capability of providing satisfactory investment performance for the Fund.

COSTS OF THE SERVICES AND PROFITABILITY OF HIFSCO AND HARTFORD INVESTMENT MANAGEMENT

The Board reviewed information regarding HIFSCO's and Hartford Investment Management's costs to provide investment management and related services to the Fund and the profitability to them from managing the Fund. The Board considered information related to both HIFSCO and Hartford Investment Management because it was proposed that Hartford Investment Management be reimbursed for its costs rather than receive a set fee, with the result that any profitability from managing the Fund would be realized only with respect to HIFSCO. The Board also had information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of its relationships with the Fund. In evaluating

                                       389
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 APPROVAL OF INVESTMENT MANAGEMENT AND INVESTMENT SUB-ADVISORY AGREEMENTS
 (UNAUDITED) - (CONTINUED)

HIFSCO's profitability, the Board considered that initially HIFSCO did not anticipate making a profit on the portion of the Fund's assets allocated to Hartford Investment Management, and that future profitability to HIFSCO would depend on the growth of Hartford Investment Management's equity assets under management. The Board considered statements by HIFSCO that HIFSCO's profitability from the Fund is not expected to increase over the course of the next year.

The Board reviewed with HIFSCO the assumptions and allocation methods used in preparing the cost and profitability data provided to the Board. The Board recognized that allocation methods are inherently subjective, and different methods may be reasonable although they lead to different results. The Board noted the difficulty in obtaining reliable comparative data about adviser profitability, since such information is not generally publicly available and is impacted by numerous factors, including the structure of an adviser's organization, the types of funds it manages, and the adviser's capital structure and costs of capital. The Board considered the profitability of HIFSCO's relationship with the Fund on a pre-tax basis without regard to distribution expenses.

Based on these considerations, the Board concluded that the profits anticipated to be realized by HIFSCO, Hartford Investment Management and their affiliates from their relationships with the Fund would not be excessive.

COMPARISON OF FEES AND SERVICES PROVIDED BY HIFSCO AND HARTFORD INVESTMENT MANAGEMENT

The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO and its affiliates. In this regard, the Board received information from HIFSCO and Hartford Investment Management relating to the management fees, sub-advisory fees, and total operating expenses for the Fund. HIFSCO also referenced information comparing the Fund's management fees and total expense ratio relative to those of a peer group of funds identified by Lipper as being in the small capitalization growth category. The Board considered that according to the information provided by Lipper, the proposed management fee is below the median and average fee for the Fund's peer group at asset levels over $100 million. While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds, and the different business models and cost structures of advisers, the comparative information assisted the Board in evaluating the reasonableness of the Fund's management advisory and sub-advisory fees.

In considering the reasonableness of the Fund's fees and total expense ratios, the Board considered that the overall management fee for the Fund could potentially be lower under the Proposal as a result of HIFSCO's agreement to an additional breakpoint in the Fund's management fees.

Based on these considerations, and after taking into account the fee breakpoints described above, the Board concluded that the comparative information reviewed indicates that the Fund's management fee and sub-advisory fee and total operating expenses are within a range that is competitive and, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, supports the conclusion that these fees and expenses are reasonable.

ECONOMIES OF SCALE

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether the fee levels reflect these economies of scale for the benefit of the Fund's investors.

The Board reviewed the breakpoints in the management fee schedule, including the additional breakpoint agreed to as described above, which reduce fees as Fund assets grow over time. These breakpoints provide economies of scale to the Fund and its shareholders in that, as the Fund grows, its effective management fee rate declines. The Board recognized that the Fund would continue to benefit from economies of scale with assets beyond the last breakpoint, because additional assets are charged the lowest breakpoint fee, resulting in a lower overall effective management fee rate. The Board considered that the Fund may achieve some economies as certain fixed expenses are spread over a larger asset base, noting that there is no precise way to measure such economies, and that certain expenses do not necessarily decrease as assets increase. The Board noted that increasing asset capacity and keeping the Fund open to new investments increased the likelihood that asset growth in the Fund would enable shareholders to benefit from the breakpoints in the management fee schedule.

The Board received information regarding HIFSCO's and Hartford Investment Management's realization of economies of scale with respect to the Fund. The Board considered representations from HIFSCO that the initial start-up costs Hartford Investment Management would incur in building its equity management capability relating to the Fund would be high relative to the small amount of assets under management. However, the Board considered that HIFSCO and Hartford Investment Management were likely to realize some economies of scale over time as Hartford Investment Management's equity assets under management increased, which the Board would consider in determining whether to renew the agreement on an annual basis.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund's investors, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

OTHER BENEFITS

The Board considered information regarding other benefits to HIFSCO, Hartford Investment Management and their affiliates from their relationships with the Fund. The Board considered Hartford Investment Management's statements that Hartford Investment Management was undertaking a review of its soft dollar practices in light of the recent addition of equity management capability, but that it had determined that at present Hartford Investment Management will utilize soft dollars to obtain only: (i) brokerage services; (ii) research created and provided by a broker-dealer involved in effecting a trade (i.e., research provided by a full service broker-dealer, or provided by a broker-dealer to which a portion of a trade is directed for the purpose of obtaining access to the research, in either case on a bundled basis); and (iii) access to management personnel. The Board considered Hartford Investment Management's representations that Hartford Investment Management will not at present utilize soft dollars to obtain research from parties who have no role in effecting a trade, although Hartford Investment Management's practices could change in the future. The Board considered that these soft dollar practices would benefit Hartford Investment Management by providing it with research that could be utilized with its other active equity

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 APPROVAL OF INVESTMENT MANAGEMENT AND INVESTMENT SUB-ADVISORY AGREEMENTS
 (UNAUDITED) - (CONTINUED)

clients. The Board also considered that the following companies, which are affiliates of Hartford Investment Management, provide services to the Fund and receive compensation from the Fund:

    - HIFSCO serves as the Fund's principal underwriter and receives 12b-1 fees from the Fund.

    - Hartford Life Insurance Company provides fund accounting services to the Fund and receives fund accounting fees from the Fund.

    - The Fund currently pays the cost of certain legal services in support of the Fund provided by personnel of Hartford Life Insurance Company, but it is expected that such cost will be absorbed by Hartford Life Insurance Company as of January 1, 2007.

    - Hartford Administrative Services Company, the Fund's transfer agent, receives transfer agency compensation from the Fund.

The Board considered that, because HIFSCO intends to allocate to Hartford Investment Management new inflows of assets into the Fund, HIFSCO and Hartford Investment Management would benefit from the Fund's existing performance record.

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders to approve the Agreement with Hartford Investment Management. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves.

THE HARTFORD SELECT MIDCAP GROWTH FUND
(FOR PURPOSES OF THIS SECTION, THE TERM "FUND" SHALL REFER ONLY TO THE HARTFORD SELECT MIDCAP GROWTH FUND)

At a board meeting held on August 1-2, 2006, the Board of Directors of the Fund unanimously voted to approve an investment sub-advisory agreement between HIFSCO and Hartford Investment Management (the "Agreement").

In advance of the August meeting, the Board reviewed written responses from HIFSCO and Hartford Investment Management to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board also received in-person presentations from management and the proposed portfolio manager for the Fund, Hugh Whelan, regarding the capabilities of Hartford Investment Management's multi-discipline equity management team and the associated benefits to the Fund and its shareholders. The Board's Investment Committee also received an in-person presentation from the portfolio manager about the team's capabilities and the associated benefits to shareholders at its meeting on August 1, 2006. In addition, the Board received information with respect to Hartford Investment Management in connection with the Board's consideration of Hartford Investment Management's re-approval as a sub-adviser to certain of the Company's fixed income and asset allocation funds on August 1-2, 2006, and, with respect to the proposed portfolio management team for the Fund, when Hartford Investment Management was approved as an additional sub-adviser to one of the Company's equity funds on June 20-21, 2006.

In determining to approve the Agreement, the Board determined that the Agreement, including the appointment of Hartford Investment Management as sub-adviser, was fair and reasonable and in the best interests of the Fund and its shareholders. The Board considered the following categories of material factors, among others, relating to the Agreement.

NATURE, EXTENT AND QUALITY OF SERVICES

The Board considered information and data concerning the nature, extent, and quality of the services to be provided to the Fund by Hartford Investment Management. The Board considered, among other things, the terms of the Agreement, the range of services to be provided, and Hartford Investment Management's organizational structure, systems and personnel. The Board received information on the background and experience of senior management and relevant investment and other personnel at Hartford Investment Management, and the adequacy of the time and attention that they would devote to the Fund. The Board considered Hartford Investment Management's reputation and overall financial strength, noting that Hartford Investment Management's current reputation and the Board's past experience with Hartford Investment Management was predominantly based on Hartford Investment Management's performance as a fixed income manager. The Board also noted that although Hartford Investment Management is primarily a fixed income manager, it also engages in passive equity index management and asset allocation for certain Hartford-sponsored mutual funds, and in June 2006 commenced active equity management of a portion of two Hartford-sponsored mutual funds. The Board also considered Hartford Investment Management's efforts and progress in building its active management capability.

The Board also considered the experience and reputation of equity personnel hired by Hartford Investment Management to service the Fund, and the level of support provided by the organization as a whole. The Board and the Investment Committee met with Hugh Whelan, the proposed portfolio manager for the Fund. The Board considered HIFSCO's representations and judgment that, although Mr. Whelan's team has not previously managed a mid cap growth fund using the proposed quantitative strategy, Mr. Whelan's prior experience with various institutional products, success in managing mid cap assets in another strategy, and success in implementing a quantitative investment approach demonstrate his ability to manage assets in the mid cap growth mandate. The Board also considered HIFSCO's and Hartford Investment Management's investments in infrastructure in light of increased regulatory requirements and the needs of Hartford Investment Management's proposed active equity management function.

The Board also requested and evaluated information concerning Hartford Investment Management's regulatory and compliance environment. The Board focused on regulatory and compliance matters particular to the management of equity securities as opposed to fixed income securities. In this regard, the Board requested and reviewed information on Hartford Investment Management's compliance policies and procedures, compliance history, and reports from the Fund's Chief Compliance Officer on Hartford Investment Management's compliance with applicable laws and regulations, including its responses to regulatory developments and compliance issues raised by regulators. The Board also noted HIFSCO's and Hartford Investment Management's support of the Company's compliance control structure, particularly the resources devoted by HIFSCO and Hartford Investment Management in support of the Company's obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to the day-to-day portfolio management services to be provided by Hartford Investment Management, the Board considered the quality of Hartford Investment Management's investment personnel (including its ability to attract and retain qualified investment professionals); its investment

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 APPROVAL OF INVESTMENT MANAGEMENT AND INVESTMENT SUB-ADVISORY AGREEMENTS
 (UNAUDITED) - (CONTINUED)

philosophy and process (and adherence to that philosophy and process); and its investment research capabilities and resources, performance record, and trade execution capabilities and experience. The Board noted the quality of the presentations to and communications with the Board, and responsiveness to Board inquiries, of Hartford Investment Management, including in particular Mr. Whelan and senior management of Hartford Investment Management in their in-person discussions with the Board and their discussions with the Investment Committee. The Board recognized that HIFSCO is responsible for the overall management of the Fund, provides investment advisory services in connection with selecting, monitoring and supervising the Fund's sub-advisers, and had recommended to the Board that Hartford Investment Management be appointed as a sub-adviser to the Fund.

In considering this information, the Board evaluated not only the information presented to the Board and the Investment Committee in connection with its consideration of the Agreement, but also the Board's experience through past interactions with HIFSCO and Hartford Investment Management. Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by HIFSCO and Hartford Investment Management.

PERFORMANCE

The Board considered the investment performance of the Fund as managed by Chartwell, GSAM and Northern Capital. In this regard, the Board considered information and materials provided to the Board comparing the Fund's investment performance since its inception on January 1, 2005 with appropriate benchmark indices, and with a performance universe of funds selected by Lipper. The Board noted that the comparative data demonstrated that the Fund had ranked in the 64th percentile, or in the bottom half, for its one-year performance as compared to its peer funds. The Board also noted that its one-year and since-inception date returns under Chartwell, GSAM and Northern Capital were below its benchmarks.

As Hartford Investment Management does not have a performance track record for active equity management, HIFSCO and Hartford Investment Management presented information regarding the performance record of funds managed by Mr. Whelan for his previous employer between 2000 and 2005. Mr. Whelan was a member of the investment management responsible for these funds since 1999, and served in a leadership capacity on the team from 2003 to 2005. The Board reviewed materials that compared the performance of funds previously managed by Mr. Whelan and his team to the performance of appropriate benchmarks and other matrices as well as to a universe of funds selected by Lipper. HIFSCO and Hartford Investment Management provided additional information about the broad range of Mr. Whelan's and his team's recent investment experience and about their investment philosophy and process. The Board considered HIFSCO's representations and judgment that although Mr. Whelan's team has not previously managed a mid cap growth fund using the proposed quantitative strategy, the team has demonstrated its ability to do so by successfully managing mid cap assets in another strategy and successfully using a similar quantitative strategy in different asset classes. The Board and the Investment Committee also had extensive in person discussions with Mr. Whelan about his investment philosophy, process and experience.

Based on these considerations, the Board concluded that, while there could be no guarantee of future results, the Board was satisfied that Hartford Investment Management has the capability of providing satisfactory investment performance for the Fund.

COSTS OF THE SERVICES AND PROFITABILITY OF HIFSCO AND HARTFORD INVESTMENT MANAGEMENT

The Board reviewed information regarding HIFSCO's and Hartford Investment Management's costs to provide investment management and related services to the Fund and the profitability to them from managing the Fund. The Board considered information related to both HIFSCO and Hartford Investment Management because it was proposed that Hartford Investment Management be reimbursed for its costs rather than receive a set fee, with the result that any profitability from managing the Fund would be realized only with respect to HIFSCO. The Board also had information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of its relationships with the Fund. In evaluating HIFSCO's profitability, the Board considered that initially HIFSCO did not anticipate making a profit, and that future profitability to HIFSCO would depend on the growth of Hartford Investment Management's equity assets under management. The Board considered statements by HIFSCO that HIFSCO's profitability from the Fund is not expected to increase over the course of the next year.

The Board reviewed with HIFSCO the assumptions and allocation methods used in preparing the cost and profitability data provided to the Board. The Board recognized that allocation methods are inherently subjective, and different methods may be reasonable although they lead to different results. The Board noted the difficulty in obtaining reliable comparative data about adviser profitability, since such information is not generally publicly available and is impacted by numerous factors, including the structure of an adviser's organization, the types of funds it manages, and the adviser's capital structure and costs of capital. The Board considered HIFSCO's profitability from managing the Fund as compared to HIFSCO's profitability from managing other Funds. In addition, the Board considered the profitability of HIFSCO's relationship with the Fund on a pre-tax basis without regard to distribution expenses.

Based on these considerations, the Board concluded that the profits anticipated to be realized by HIFSCO, Hartford Investment Management and their affiliates from their relationships with the Fund would not be excessive.

COMPARISON OF FEES AND SERVICES PROVIDED BY HIFSCO AND HARTFORD INVESTMENT MANAGEMENT

The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO and its affiliates. In this regard, the Board received information from HIFSCO and Hartford Investment Management relating to the management fees, sub-advisory fees, and total operating expenses for the Fund. HIFSCO also referenced information comparing the Fund's management fees and total expense ratio relative to those of a peer group of funds identified by Lipper as being in the mid capitalization growth category. The Board considered that according to the information provided by Lipper, the proposed management fee is below the average and median fee for the Fund's peer group at all asset levels. While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds, and the different business models and cost structures of advisers, the comparative information assisted the Board in evaluating the reasonableness of the Fund's management advisory and sub-advisory fees.

In considering the reasonableness of the Fund's fees and total expense ratios, the Board considered that the overall management fee for the Fund would be lower under the Proposal as a result of HIFSCO's agreement to reduce the Fund's management fees at all asset levels. The Board also considered

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 APPROVAL OF INVESTMENT MANAGEMENT AND INVESTMENT SUB-ADVISORY AGREEMENTS
 (UNAUDITED) - (CONTINUED)

HIFSCO's representation that it would be able to reduce the Fund's management fee at all asset levels because it would realize cost savings as a result of having one affiliated sub-adviser, Hartford Investment Management, serve as sub-adviser for all of the Fund's assets.

Based on these considerations, and after taking into account the fee reductions noted above, the Board concluded that the comparative information reviewed indicates that the Fund's management fee and sub-advisory fee and total operating expenses are within a range that is competitive and, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, supports the conclusion that these fees and expenses are reasonable.

ECONOMIES OF SCALE

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether the fee levels reflect these economies of scale for the benefit of the Fund's investors.

The Board reviewed the breakpoints in the management fee schedule, which reduce management fees, sub-advisory fees and operating expenses as Fund assets grow over time. These breakpoints provide economies of scale to the Fund and its shareholders in that, as the Fund grows, its effective management and sub-advisory fee rates decline. The Board recognized that the Fund would continue to benefit from economies of scale with assets beyond the last breakpoint, because additional assets are charged the lowest breakpoint fee, resulting in a lower overall effective management fee rate. The Board considered that the Fund may achieve some economies as certain fixed expenses are spread over a larger asset base, noting that there is no precise way to measure such economies, and that certain expenses do not necessarily decrease as assets increase. The Board considered management's representation that the replacement of the Current Sub-Advisers with Hartford Investment Management would enable the Fund to gain greater acceptance among potential investors, resulting in increased opportunities for growth. The Board noted that increasing assets would increase the likelihood that shareholders would benefit from the breakpoints in the management fee schedule.

The Board received information regarding HIFSCO's and Hartford Investment Management's realization of economies of scale with respect to the Fund. The Board considered representations from HIFSCO that the initial start-up costs Hartford Investment Management would incur in building its equity management capability relating to the Fund would be high relative to the small amount of assets under management. However, the Board considered that HIFSCO and Hartford Investment Management were likely to realize some economies of scale over time as Hartford Investment Management's equity assets under management increased, which the Board would consider in determining whether to renew the agreement on an annual basis.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund's investors, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

OTHER BENEFITS

The Board considered information regarding other benefits to HIFSCO, Hartford Investment Management and their affiliates from their relationships with the Fund. The Board considered Hartford Investment Management's statements that Hartford Investment Management was undertaking a review of its soft dollar practices in light of the recent addition of equity management capability, but that it had determined that at present Hartford Investment Management will utilize soft dollars to obtain only: (i) brokerage services; (ii) research created and provided by a broker-dealer involved in effecting a trade (i.e., research provided by a full service broker-dealer, or provided by a broker-dealer to which a portion of a trade is directed for the purpose of obtaining access to the research, in either case on a bundled basis); and (iii) access to management personnel. The Board considered Hartford Investment Management's representations that Hartford Investment Management will not at present utilize soft dollars to obtain research from parties who have no role in effecting a trade, although Hartford Investment Management's practices could change in the future. The Board considered that these soft dollar practices would benefit Hartford Investment Management by providing it with research that could be utilized with its other active equity clients. The Board also considered that the following companies, which are affiliates of Hartford Investment Management, provide services to the Fund and receive compensation from the Fund:

    - HIFSCO serves as the Fund's principal underwriter and receives 12b-1 fees from the Fund.

    - Hartford Life Insurance Company provides fund accounting services to the Fund and receives fund accounting fees from the Fund.

    - The Fund currently pays the cost of certain legal services in support of the Fund provided by personnel of Hartford Life Insurance Company, but such cost will be absorbed by Hartford Life Insurance Company as of January 1, 2007.

    - Hartford Administrative Services Company, the Fund's transfer agent, receives transfer agency compensation from the Fund.

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders to approve the Agreement with Hartford Investment Management. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves.

THE HARTFORD SELECT MIDCAP VALUE FUND
(FOR PURPOSES OF THIS SECTION, THE TERM "FUND" SHALL REFER ONLY TO THE HARTFORD SELECT MIDCAP VALUE FUND)

At a board meeting held on August 1-2, 2006, the Board of Directors of the Fund unanimously voted to approve an investment sub-advisory agreement between HIFSCO and Hartford Investment Management (the "Agreement").

In advance of the August meeting, the Board reviewed written responses from HIFSCO and Hartford Investment Management to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board also received in-person presentations from management and the proposed portfolio manager for the Fund, Hugh Whelan, regarding the capabilities of Hartford Investment Management's multi-discipline equity management team and the associated benefits to the Fund and its shareholders. The Board's Investment

 APPROVAL OF INVESTMENT MANAGEMENT AND INVESTMENT SUB-ADVISORY AGREEMENTS (UNAUDITED) - (CONTINUED)

Committee also received an in-person presentation from the portfolio manager about the team's capabilities and the associated benefits to shareholders at its meeting on August 1, 2006. In addition, the Board received information with respect to Hartford Investment Management in connection with the Board's consideration of Hartford Investment Management's re-approval as a sub-adviser to certain of the Company's fixed income and asset allocation funds on August 1-2, 2006, and, with respect to the proposed portfolio management team for the Fund, when Hartford Investment Management was approved as an additional sub-adviser to one of the Company's equity funds on June 20-21, 2006.

In determining to approve the Agreement, the Board determined that the Agreement, including the appointment of Hartford Investment Management as sub-adviser, was fair and reasonable and in the best interests of the Fund and its shareholders. The Board considered the following categories of material factors, among others, relating to the Agreement.

NATURE, EXTENT AND QUALITY OF SERVICES

The Board considered information and data concerning the nature, extent, and quality of the services to be provided to the Fund by Hartford Investment Management. The Board considered, among other things, the terms of the Agreement, the range of services to be provided, and Hartford Investment Management's organizational structure, systems and personnel. The Board received information on the background and experience of senior management and relevant investment and other personnel at Hartford Investment Management, and the adequacy of the time and attention that they would devote to the Fund. The Board considered Hartford Investment Management's reputation and overall financial strength, noting that Hartford Investment Management's current reputation and the Board's past experience with Hartford Investment Management was predominantly based on Hartford Investment Management's performance as a fixed income manager. The Board also noted that although Hartford Investment Management is primarily a fixed income manager, it also engages in passive equity index management and asset allocation for certain Hartford-sponsored mutual funds, and in June 2006 commenced active equity management of a portion of two Hartford-sponsored mutual funds. The Board also considered Hartford Investment Management's efforts and progress in building its active management capability.

The Board also considered the experience and reputation of equity personnel hired by Hartford Investment Management to service the Fund, and the level of support provided by the organization as a whole. The Board and the Investment Committee met with Hugh Whelan, the proposed portfolio manager for the Fund. The Board considered HIFSCO's representations and judgment that, although Mr. Whelan's team has not previously managed a mid cap value fund using the proposed quantitative strategy, Mr. Whelan's prior experience with various institutional products, success in managing mid cap assets in another strategy, and success in implementing a quantitative investment approach demonstrate his ability to manage assets in the mid cap value mandate. The Board also considered HIFSCO's and Hartford Investment Management's investments in infrastructure in light of increased regulatory requirements and the needs of Hartford Investment Management's proposed active equity management function.

The Board also requested and evaluated information concerning Hartford Investment Management's regulatory and compliance environment. The Board focused on regulatory and compliance matters particular to the management of equity securities as opposed to fixed income securities. In this regard, the Board requested and reviewed information on Hartford Investment Management's compliance policies and procedures, compliance history, and reports from the Fund's Chief Compliance Officer on Hartford Investment Management's compliance with applicable laws and regulations, including its responses to regulatory developments and compliance issues raised by regulators. The Board also noted HIFSCO's and Hartford Investment Management's support of the Company's compliance control structure, particularly the resources devoted by HIFSCO and Hartford Investment Management in support of the Company's obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to the day-to-day portfolio management services to be provided by Hartford Investment Management, the Board considered the quality of Hartford Investment Management's investment personnel (including its ability to attract and retain qualified investment professionals); its investment philosophy and process (and adherence to that philosophy and process); and its investment research capabilities and resources, performance record, and trade execution capabilities and experience. The Board noted the quality of the presentations to and communications with the Board, and responsiveness to Board inquiries, of Hartford Investment Management, including in particular Mr. Whelan and senior management of Hartford Investment Management in their in-person discussions with the Board and their discussions with the Investment Committee. The Board recognized that HIFSCO is responsible for the overall management of the Fund, provides investment advisory services in connection with selecting, monitoring and supervising the Fund's sub-advisers, and had recommended to the Board that Hartford Investment Management be appointed as a sub-adviser to the Fund.

In considering this information, the Board evaluated not only the information presented to the Board and the Investment Committee in connection with its consideration of the Agreement, but also the Board's experience through past interactions with HIFSCO and Hartford Investment Management. Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by HIFSCO and Hartford Investment Management.

PERFORMANCE

The Board considered the investment performance of the Fund as managed by Artisan, CRM and Sterling. In this regard, the Board considered information and materials provided to the Board from HIFSCO comparing the Fund's investment performance since its inception on April 29, 2005 with appropriate benchmark indices, and with a performance universe of funds selected by Lipper. The Board noted that the comparative data demonstrated that the Fund had ranked in the 60th percentile, or in the bottom half, for its one-year performance as compared to its peer funds. The Board also noted that its one-year and since-inception date returns under Artisan, CRM and Sterling were below its benchmarks.

As Hartford Investment Management does not have a performance track record for active equity management, HIFSCO and Hartford Investment Management presented information regarding the performance record of funds managed by Mr. Whelan for his previous employer between 2000 and 2005. Mr. Whelan was a member of the investment management responsible for these funds since 1999, and served in a leadership capacity on the team from 2003 to 2005. The Board reviewed materials that compared the performance of funds previously managed by Mr. Whelan and his team to the performance of appropriate benchmarks and other matrices as well as to a universe of funds selected by Lipper. HIFSCO and Hartford Investment Management provided additional information about the broad range of Mr. Whelan's and his team's recent investment experience and about their investment philosophy and process. The Board considered HIFSCO's representations and judgment that although Mr. Whelan's team has not previously managed a mid cap value fund using the proposed quantitative strategy, the team has demonstrated its ability to do so by successfully managing mid cap

 APPROVAL OF INVESTMENT MANAGEMENT AND INVESTMENT SUB-ADVISORY AGREEMENTS (UNAUDITED) - (CONTINUED)

assets in another strategy and successfully using a similar quantitative strategy in different asset classes. The Board and the Investment Committee also had extensive in person discussions with Mr. Whelan about his investment philosophy, process and experience.

Based on these considerations, the Board concluded that, while there could be no guarantee of future results, the Board was satisfied that Hartford Investment Management has the capability of providing satisfactory investment performance for the Fund.

COSTS OF THE SERVICES AND PROFITABILITY OF HIFSCO AND HARTFORD INVESTMENT MANAGEMENT

The Board reviewed information regarding HIFSCO's and Hartford Investment Management's costs to provide investment management and related services to the Fund and the profitability to them from managing the Fund. The Board considered information related to both HIFSCO and Hartford Investment Management because it was proposed that Hartford Investment Management be reimbursed for its costs rather than receive a set fee, with the result that any profitability from managing the Fund would be realized only with respect to HIFSCO. The Board also had information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of its relationships with the Fund. In evaluating HIFSCO's profitability, the Board considered that initially HIFSCO did not anticipate making a profit, and that future profitability to HIFSCO would depend on the growth of Hartford Investment Management's equity assets under management. The Board considered statements by HIFSCO that HIFSCO's profitability from the Fund is not expected to increase over the course of the next year.

The Board reviewed with HIFSCO the assumptions and allocation methods used in preparing the cost and profitability data provided to the Board. The Board recognized that allocation methods are inherently subjective, and different methods may be reasonable although they lead to different results. The Board noted the difficulty in obtaining reliable comparative data about adviser profitability, since such information is not generally publicly available and is impacted by numerous factors, including the structure of an adviser's organization, the types of funds it manages, and the adviser's capital structure and costs of capital. The Board considered HIFSCO's profitability from managing the Fund as compared to HIFSCO's profitability from managing other Funds. In addition, the Board considered the profitability of HIFSCO's relationship with the Fund on a pre-tax basis without regard to distribution expenses.

Based on these considerations, the Board concluded that the profits anticipated to be realized by HIFSCO, Hartford Investment Management and their affiliates from their relationships with the Fund would not be excessive.

COMPARISON OF FEES AND SERVICES PROVIDED BY HIFSCO AND HARTFORD INVESTMENT MANAGEMENT

The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO and its affiliates. In this regard, the Board received information from HIFSCO and Hartford Investment Management relating to the management fees, sub-advisory fees, and total operating expenses for the Fund. HIFSCO also referenced information comparing the Fund's management fees and total expense ratio relative to those of a peer group of funds identified by Lipper as being in the mid capitalization core category. The Board considered that according to the information provided by Lipper, the proposed management fee is below the average and median fee for the Fund's peer group at all asset levels. While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds, and the different business models and cost structures of advisers, the comparative information assisted the Board in evaluating the reasonableness of the Fund's management advisory and sub-advisory fees.

In considering the reasonableness of the Fund's fees and total expense ratios, the Board considered that the overall management fee for the Fund would be lower under the Proposal as a result of HIFSCO's agreement to reduce the Fund's management fees at all asset levels. The Board also considered HIFSCO's representation that it would be able to reduce the Fund's management fee at all asset levels because it would realize cost savings as a result of having one affiliated sub-adviser, Hartford Investment Management, serve as sub-adviser for all of the Fund's assets.

Based on these considerations, and after taking into account the fee reductions noted above, the Board concluded that the comparative information reviewed indicates that the Fund's management fee and sub-advisory fee and total operating expenses are within a range that is competitive and, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, supports the conclusion that these fees and expenses are reasonable.

ECONOMIES OF SCALE

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether the fee levels reflect these economies of scale for the benefit of the Fund's investors.

The Board reviewed the breakpoints in the management fee schedule, which reduce management fees, sub-advisory fees and operating expenses as Fund assets grow over time. These breakpoints provide economies of scale to the Fund and its shareholders in that, as the Fund grows, its effective management and sub-advisory fee rates decline. The Board recognized that the Fund would continue to benefit from economies of scale with assets beyond the last breakpoint, because additional assets are charged the lowest breakpoint fee, resulting in a lower overall effective management fee rate. The Board considered that the Fund may achieve some economies as certain fixed expenses are spread over a larger asset base, noting that there is no precise way to measure such economies, and that certain expenses do not necessarily decrease as assets increase. The Board considered management's representation that the replacement of the Current Sub-Advisers with Hartford Investment Management would enable the Fund to gain greater acceptance among potential investors, resulting in increased opportunities for growth. The Board noted that increasing assets would increase the likelihood that shareholders would benefit from the breakpoints in the management fee schedule.

The Board received information regarding HIFSCO's and Hartford Investment Management's realization of economies of scale with respect to the Fund. The Board considered representations from HIFSCO that the initial start-up costs Hartford Investment Management would incur in building its equity management capability relating to the Fund would be high relative to the small amount of assets under management. However, the Board considered that HIFSCO and Hartford Investment Management were likely to realize some economies of scale over time as Hartford Investment Management's equity assets under management increased, which the Board would consider in determining whether to renew the agreement on an annual basis.

 APPROVAL OF INVESTMENT MANAGEMENT AND INVESTMENT SUB-ADVISORY AGREEMENTS (UNAUDITED) - (CONTINUED)

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund's investors, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

OTHER BENEFITS

The Board considered information regarding other benefits to HIFSCO, Hartford Investment Management and their affiliates from their relationships with the Fund. The Board considered Hartford Investment Management's statements that Hartford Investment Management was undertaking a review of its soft dollar practices in light of the recent addition of equity management capability, but that it had determined that at present Hartford Investment Management will utilize soft dollars to obtain only: (i) brokerage services; (ii) research created and provided by a broker-dealer involved in effecting a trade (i.e., research provided by a full service broker-dealer, or provided by a broker-dealer to which a portion of a trade is directed for the purpose of obtaining access to the research, in either case on a bundled basis); and (iii) access to management personnel. The Board considered Hartford Investment Management's representations that Hartford Investment Management will not at present utilize soft dollars to obtain research from parties who have no role in effecting a trade, although Hartford Investment Management's practices could change in the future. The Board considered that these soft dollar practices would benefit Hartford Investment Management by providing it with research that could be utilized with its other active equity clients. The Board also considered that the following companies, which are affiliates of Hartford Investment Management, provide services to the Fund and receive compensation from the Fund:

    - HIFSCO serves as the Fund's principal underwriter and receives 12b-1 fees from the Fund.

    - Hartford Life Insurance Company provides fund accounting services to the Fund and receives fund accounting fees from the Fund.

    - The Fund currently pays the cost of certain legal services in support of the Fund provided by personnel of Hartford Life Insurance Company, but such cost will be absorbed by Hartford Life Insurance Company as of January 1, 2007.

    - Hartford Administrative Services Company, the Fund's transfer agent, receives transfer agency compensation from the Fund.

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders to approve the Agreement with Hartford Investment Management. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves.

                                   * * * * *

In connection with the Board's deliberations described above, regarding the approval of the investment management and investment sub-advisory agreements for each Fund, the Independent Directors met with independent legal counsel to review the relevant materials and consider their responsibilities under relevant laws and regulations.

ITEM 2. CODE OF ETHICS.

     Registrant has adopted a code of ethics that applies to Registrant's principal executive officer, principal financial officer and controller which is attached as an exhibit.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     The Board of Directors of the Registrant has designated Phillip O. Peterson as an Audit Committee Financial Expert. Mr. Peterson is considered by the Board to be an independent director.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     (a) Audit Fees: $779,875 for the fiscal year ended October 31, 2006 and $671,800 for the fiscal year ended October 31, 2005, including fees associated with the annual audit and filings of the Fund's Form N-1A and Form N-SAR.

     (b) Audit-Related Fees: $24,722 for the fiscal year ended October 31, 2006 and $0 for the fiscal year ended October 31, 2005. Audit-related services principally include accounting consultations in connection with new accounting standards and non-routine filings.

     (c) Tax Fees: $147,400 for tax compliance services for the fiscal year ended October 31, 2006 and $142,229 for the fiscal year ended October 31, 2005.

     (d) All Other Fees: $0 for the fiscal year ended October 31, 2006 and $0 for the fiscal year ended October 31, 2005.

     (e) (1) A copy of the Audit Committee's pre-approval policies and procedures is attached as an exhibit.

     (e) (2) One Hundred percent of the services described in items 4(a) through 4(d) were approved in accordance with the Audit Committee's Pre-Approval Policy. As a result, none of such services was approved pursuant to paragraph (c) (7) (i) (c) of Rule 2-01 of Regulation S-X.

     (f) None of the hours expended on the principal accountant's engagement to audit the Registrant's financial statements for the year ended October 31, 2006, were attributed to work performed by persons other than the principal accountant's full-time permanent employees.

     (g) Non-Audit Fees: $701,085 for the fiscal year ended October 31, 2006 and $700,000 for the fiscal year ended October 31, 2005. The audit committee has considered the compatibility of the non-audit services that were not subject to pre-approval with the auditor's independence.

     (h) N/A

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     Registrant has a separately designated standing Audit Committee comprised of the independent directors listed below:

Robert M. Gavin
Sandra S. Jaffee
William P. Johnston
Phillip O. Peterson

ITEM 6. SCHEDULE OF INVESTMENTS

     The Schedule of Investments is included as part of the annual report filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors since registrant last provided disclosure in response to this requirement.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) Based on an evaluation of the Registrant's Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report, the Disclosure Controls and Procedures are effectively designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the date of this report, including ensuring that information required to be disclosed in the report is accumulated and communicated to the Registrant's management, including the Registrant's officers, as appropriate, to allow timely decisions regarding required disclosure.

     (b) There was no change in the Registrant's internal control over financial reporting that occurred during the Registrant's last fiscal half year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     11(a) (2) Section 302 certifications of the principal executive officer and principal financial officer of Registrant.

       (b)  Section 906 certification.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        THE HARTFORD MUTUAL FUNDS, INC.


Date: December 14, 2006                 By: /s/ David M. Znamierowski
                                            ------------------------------------
                                            David M. Znamierowski
                                        Its: President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


Date: December 14, 2006                 By: /s/ David M. Znamierowski
                                            ------------------------------------
                                            David M. Znamierowski
                                        Its: President


Date: December 14, 2006                 By: /s/ Tamara L. Fagely
                                            ------------------------------------
                                            Tamara L. Fagely
                                        Its: Vice President, Controller and
                                             Treasurer

                                  EXHIBIT LIST

             12(a)(1) Code of Ethics

99.CERT      11(a)(2) Certifications

                      (i) Section 302 certification of principal executive officer

                      (ii) Section 302 certification of principal financial officer

99.906CERT   11(b) Section 906 certification of principal executive officer and principal financial officer